Filed Pursuant to Rule 497

Registration No. 333-224976

PROSPECTUS SUPPLEMENT

(to Prospectus dated July 3, 2019)

Up to 3,000,000 Shares

Newtek Business Services Corp.

Common Stock

We have entered into the Equity Distribution Agreement, dated July 10, 2019 (the “Equity Distribution Agreement”) with Compass Point Research & Trading, LLC, JMP Securities LLC, or JMP Securities, Keefe, Bruyette & Woods, Inc., Ladenburg Thalmann & Co. Inc., and Raymond James & Associates, Inc. (each, a “Placement Agent,” and collectively, the “Placement Agents”) relating to the shares of common stock offered by this prospectus supplement and the accompanying prospectus. Newtek Business Services Corp. is an internally managed, non-diversified, closed-end management investment company that has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). Along with its wholly owned subsidiary and controlled portfolio companies, Newtek provides a wide range of business and financial solutions under the Newtek® brand to the small- and medium-sized business market. Newtek’s products and services include: Business Lending including SBA 7(a) loans, 504 loans and conventional loans, Electronic Payment Processing, Managed Technology Solutions (Cloud Computing), Technology Consulting, eCommerce, Accounts Receivable and Inventory Financing, personal and commercial lines Insurance Services, Web Services, Data Backup, Storage and Retrieval, and Payroll and Benefits Solutions to small- and medium-sized business relationships nationwide across all industries.

Our investment objective is to generate both current income and capital appreciation primarily through loans originated by our business finance platform and our equity investments in certain portfolio companies that we control.

The Equity Distribution Agreement provides that we may offer and sell up to 3,000,000 shares of our common stock, par value $0.02 per share, from time to time through the Placement Agents, as our sales agent.

Sales of our common stock, if any, under this prospectus supplement and the accompanying prospectus may be made in negotiated transactions or transactions that are deemed to be “at the market,” as defined in Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”), including sales made directly on the Nasdaq Global Market or similar securities exchange, or sales made to or through a market maker other than on an exchange, at prices related to the prevailing market prices or at negotiated prices.

The Placement Agents will receive a commission from us equal to 2.00% of the gross sales price of any shares of our common stock sold through the Placement Agents under the Equity Distribution Agreement. The Placement Agents are not required to sell any specific number or dollar amount of common stock, but will use its commercially reasonable efforts consistent with its sales and trading practices to sell the shares of our common stock offered by this prospectus supplement and the accompanying prospectus. See “Plan of Distribution” beginning on page S-19 of this prospectus supplement. The sales price per share of our common stock offered by this prospectus supplement and the accompanying prospectus, less our sales agent’s commission, will not be less than the net asset value per share of our common stock at the time of such sale.

On July 26, 2018, a required majority of our stockholders approved a proposal to reduce our minimum asset coverage ratio to 150%. As a result, effective July 27, 2018, we may incur twice as much leverage as we were permitted to incur under our previous 200% asset coverage limitation. As of March 31, 2019, our asset coverage ratio was 182%.

Our common shares are currently traded on the Nasdaq Global Market under the symbol “NEWT.” As of July 9, 2019, the last reported closing price of our common shares on the Nasdaq Global Market was $22.41, which is a 46.4% premium to our net asset value of $15.31 as of March 31, 2019.

An investment in our common stock is subject to risks and involves a heightened risk of total loss of investment. Shares of closed-end investment companies, including BDCs, frequently trade at a discount to their net asset value. If shares of our common stock trade at a discount to our net asset value, it may increase the risk of loss for purchasers in this offering. In addition, the companies in which we invest are subject to special risks. See “Risk Factors” beginning on page 19 of the accompanying prospectus to read about factors you should consider, including the risk of leverage, before investing in our common stock.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities, or determined if this prospectus supplement or the accompanying prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Please read this prospectus supplement and the accompanying prospectus supplement before investing in our common stock and keep each for future reference. This prospectus supplement and the accompanying prospectus contain important information about us that a prospective investor ought to know before investing in our common stock. We file annual, quarterly and current reports, proxy statements and other information with the Securities and Exchange Commission (“SEC”). This information is available free of charge by contacting us by mail at 1981 Marcus Avenue, Suite 130, Lake Success, NY 11042, by telephone at (212) 356-9500 or on our website at http://www.NewtekOne.com. The SEC also maintains a website at http://www.sec.gov that contains such information. Information contained on our website or on the SEC’s website about us is not incorporated by reference into this prospectus supplement and the accompanying prospectus, and you should not consider that information contained on our website or on the SEC’s website to be part of this prospectus supplement and the accompanying prospectus.

Compass Point	JMP Securities	Keefe, Bruyette & Woods
A Stifel Company
Ladenburg Thalmann		Raymond James

Prospectus Supplement dated July 10, 2019.

TABLE OF CONTENTS

PROSPECTUS SUPPLEMENT

PROSPECTUS

S-i

ABOUT THIS PROSPECTUS SUPPLEMENT

Neither we nor the Placement Agents have authorized any dealer, salesman or other person to give any information or to make any representation other than those contained in this prospectus supplement or the accompanying prospectus. If anyone provides you with different or inconsistent information, you should not rely on it. This prospectus supplement and the accompanying prospectus do not constitute an offer to sell or a solicitation of any offer to buy any security other than the registered securities to which they relate, nor do they constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction or to any person to whom it is unlawful to make such an offer or solicitation in such jurisdiction. The information contained in this prospectus supplement and the accompanying prospectus is accurate as of the dates on their respective covers. Our financial condition, results of operations and prospects may have changed since those dates. To the extent required by law, we will amend or supplement the information contained in this prospectus supplement and the accompanying prospectus to reflect any material changes subsequent to the date of this prospectus supplement and the accompanying prospectus and prior to the completion of any offering pursuant to this prospectus supplement and the accompanying prospectus.

This document is in two parts. The first part is this prospectus supplement, which describes the terms of this offering of common stock and also adds to and updates information contained in the accompanying prospectus. The second part is the accompanying prospectus, which gives more general information and disclosure. To the extent the information contained in this prospectus supplement differs from the information contained in the accompanying prospectus, the information in this prospectus supplement shall control. Please carefully read this prospectus supplement and the accompanying prospectus together with any exhibits and the additional information described under “Available Information” and in the “Prospectus Supplement Summary” section of this prospectus supplement and the “Risk Factors” section of the accompanying prospectus before you make an investment decision.

CAUTIONARY STATEMENT REGARDING
FORWARD-LOOKING STATEMENTS AND PROJECTIONS

This prospectus supplement and the accompanying prospectus, including the documents we incorporate by reference, contains and may contain, forward-looking statements that involve substantial risks and uncertainties. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about the Company, our current and prospective portfolio investments, our industry, our beliefs, and our assumptions. Words such as “anticipates,” “expects,” “intends,” “plans,” “will,” “may,” “continue,” “believes,” “seeks,” “estimates,” “would,” “could,” “should,” “targets,” “projects,” and variations of these words and similar expressions are intended to identify forward-looking statements. The forward-looking statements contained in this prospectus supplement and the accompanying prospectus, including the documents we incorporate by reference, involve risks and uncertainties, including statements as to:

•        our future operating results;

•        our business prospects and the prospects of our portfolio companies;

•        the impact of investments that we expect to make;

•        our contractual arrangements and relationships with third parties;

•        the dependence of our future success on the general economy and its impact on the industries in which we invest;

•        the ability of our portfolio companies to achieve their objectives;

•        our expected financings and investments;

•        the impact of a protracted decline in the liquidity of credit markets on our business;

•        our ability to obtain exemptive relief from the SEC to co-invest and to engage in joint restructuring transactions or joint follow-on investments;

•        the adequacy of our cash resources and working capital; and

•        the timing of cash flows, if any, from the operations of our portfolio companies.

These statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements, including without limitation:

•        an economic downturn could impair our portfolio companies’ ability to continue to operate or repay their borrowings, which could lead to the loss of some or all of our investments in such portfolio companies;

•        a contraction of available credit and/or an inability to access the equity markets could impair our lending and investment activities;

•        interest rate volatility could adversely affect our results, particularly if we use leverage as part of our investment strategy; and

•        the risks, uncertainties and other factors we identify in “Risk Factors” in the accompanying prospectus, including the documents we incorporate by reference in this prospectus supplement and the accompanying prospectus.

Although we believe that the assumptions on which these forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate, and as a result, the forward-looking statements based on those assumptions also could be inaccurate. Important assumptions include our ability to originate new loans and investments and our ability to sell the guaranteed portions of the SBA 7(a) loans at premiums, certain margins and levels of profitability and the availability of additional capital. In light of these and other uncertainties, the inclusion of a projection or forward-looking statement in this prospectus supplement of the accompanying prospectus should not be regarded as a representation by us that our plans and objectives will be achieved. These risks and uncertainties include those described or identified in “Risk Factors” in the accompanying prospectus and elsewhere in this prospectus supplement and the accompanying prospectus. You should not place undue reliance on these forward-looking statements, which apply only as of the respective dates of this prospectus supplement and the accompanying prospectus. However, we will update this prospectus supplement and the accompanying prospectus to reflect any material changes to the information contained herein. The forward-looking statements and projections contained in this prospectus are excluded from the safe harbor protection provided by Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended.

PROSPECTUS SUPPLEMENT SUMMARY

Our Business

We are an internally managed non-diversified closed-end management investment company that has elected to be regulated as a BDC under the 1940 Act. Additionally, we have elected to be treated as a regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) for U.S. federal income tax purposes, beginning with our 2015 tax year. Our investment activities are managed by our executive officers and supervised by our board of directors (the “Board”).

Our investment objective is to generate both current income and capital appreciation primarily through loans originated by our business finance platform and our equity investments in certain portfolio companies that we control. From 2012 through March 31, 2019, Newtek Small Business Finance, LLC (“NSBF”), our wholly-owned subsidiary, has consistently been the largest non-bank SBA 7(a) lender and currently is the fourth largest SBA 7(a) lender in the U.S. based on dollar lending volume. NSBF generally structures its loans so that it can both sell the government guaranteed portions of SBA 7(a) loans and securitize the unguaranteed portions. This structure generally allows NSBF to recover its capital and earn excess capital on each loan, typically within a year. NSBF may in the future determine to retain the government guaranteed or unguaranteed portions of SBA 7(a) loans pending deployment of excess capital. Additionally, we and our controlled portfolio companies provide a wide range of business and financial solutions to small- and medium-sized business (“SMB”) relationships, including Business Lending, which includes SBA 7(a) loans, SBA 504 loans and conventional loans, Electronic Payment Processing, Managed Technology Solutions (Cloud Computing), Technology Consulting, eCommerce, Accounts Receivable and Inventory Financing, personal and commercial lines Insurance Services, Web Services, Data Backup, Storage and Retrieval, and Payroll and Benefits Solutions to SMB relationships nationwide across all industries. We support the operations of our controlled portfolio companies by providing access to our proprietary and patented technology platform, including NewTracker®, our patented prospect management software.

We define SMBs as companies having revenues of $1.0 million to $100.0 million, and we estimate the SMB market to be over 27 million businesses in the U.S. While our primary investments include making loans and providing business solutions to the SMB market through NSBF and our controlled portfolio companies, we also may make opportunistic investments in larger or smaller companies. We expect to generate returns through a combination of realized gains on the sale of the government guaranteed portions of SBA 7(a) loans, contractual interest payments on debt investments, dividends from our controlled portfolio companies, equity appreciation (through direct investment in our controlled portfolio companies), servicing income and other income. We can offer no assurance that we will achieve our investment objective, and our Board may change our investment objective without stockholder approval. See “Risk Factors — Risks Related to Our Business and Structure — Our Board may change our investment objective, operating policies and strategies without prior notice or stockholder approval, the effects of which may be adverse” in the accompanying prospectus.

Our portfolio consists primarily of debt and equity investments in smaller privately-owned companies. Investing in these types of companies involves a number of significant risks. Typically, the debt in which we invest is not initially rated by any rating agency; however, we believe that if such investments were rated, they would be below investment grade. Below investment grade securities, which are often referred to as “high yield” or “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. See “Risk Factors — Risks Related to Our Investments Generally — An investment strategy focused primarily on smaller privately held companies involves a high degree of risk and presents certain challenges, including the lack of available information about these companies, a dependence on the talents and efforts of only a few key portfolio company personnel and a greater vulnerability to economic downturns” in the accompanying prospectus.

Organizational Overview

On November 12, 2014, our predecessor, Newtek Business Services, Inc. (“Newtek NY”), merged with and into Newtek Business Services Corp. for the purpose of reincorporating the Company in the state of Maryland. On that same date, the newly combined company, Newtek Business Services Corp., elected to be regulated as a BDC under the 1940 Act (the “BDC Conversion”). On October 22, 2014, prior to the BDC Conversion, we effectuated a 1 for 5 reverse stock split (the “Reverse Stock Split”) to attract institutional investors. As a result of the BDC Conversion, Newtek NY ceased to exist and the Company succeeded to Newtek NY’s operations as the sole surviving entity.

The Company is a Maryland corporation that is an internally managed, non-diversified closed-end management investment company that has elected to be regulated as a BDC under the 1940 Act. As a BDC, we are required to meet regulatory tests, including the requirement to invest at least 70% of our gross assets in “qualifying assets.” Qualifying assets generally include securities of private or thinly traded U.S. companies and cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less. See “Regulation” in the accompanying prospectus. In addition, we have elected to be treated for U.S. federal income tax purposes, and intend to qualify annually, as a RIC under the Code. See “Certain U.S. Federal Income Tax Considerations” in the accompanying prospectus.

Set forth below is a diagram of our current organizational structure which includes the approximate value of each wholly-owned portfolio company, as a percentage of total assets, as of March 31, 2019:

____________

(1)      NSBF is a consolidated subsidiary that is part of the Company’s business finance platform, and operates as a nationally licensed SBA lender under the federal Section 7(a) loan program with preferred lender program status.

(2)      Consists of SBA 7(a) Loans to small businesses.

(3)      CDS Business Services, Inc. d/b/a Newtek Business Credit Solutions (“NBC”), a wholly-owned portfolio company that is part of the Company’s business finance platform, provides receivables and inventory financing, management services, and managerial assistance to SMBs.

(4)      Newtek Merchant Solutions, LLC (“NMS”) is a wholly-owned portfolio company that markets credit and debit card processing services, check approval services, processing equipment, and software. At December 31, 2018, Premier Payments LLC (“Premier”), a wholly-owned portfolio company that marketed credit and debit card processing services, check approval services, processing equipment, and software, merged into NMS.

(5)      Newtek Technology Solutions, Inc. (“NTS”) is a wholly-owned portfolio company that provides website hosting, dedicated server hosting, cloud hosting, web design and development, internet marketing, ecommerce, data storage, backup and disaster recovery, and other related services.

(6)      Small Business Lending, LLC (“SBL”) is a wholly-owned portfolio company that is part of the Company’s business finance platform. SBL provides third-party loan servicing for SBA and non-SBA loans, and provides lending institutions with outsourced solutions for the entire SBA lending process, including credit analysis, structuring and eligibility, packaging, closing compliance and servicing.

(7)      Includes: (i) Newtek Insurance Agency, LLC (“NIA”), a wholly-owned portfolio company which is a retail and wholesale brokerage insurance agency, licensed in all 50 states, specializing in the sale of commercial and health/benefits lines insurance products to the SMB market as well as various personal lines of insurance; (ii) PMTWorks Payroll, LLC d/b/a Newtek Payroll and Benefits Solutions (“NPS” or “PMT”), a wholly-owned portfolio company which offers an array of industry standard and competitively priced payroll management, payment and tax reporting services to SMBs; (iii) International Professional Marketing, Inc. (“IPM”) and Sidco, LLC d/b/a Cloud Nine Services (“SIDCO”) are wholly-owned portfolio companies which consult, strategize, design, and implement technology solutions for enterprise and commercial clients across the U.S.; (iv) Newtek Business Lending, LLC (“NBL”), a wholly-owned portfolio company that provides SBA 504 loans and financing to the SMB market for the acquisition of fixed assets; and (v) Mobile Money, LLC (“Mobil Money”), a wholly-owned portfolio company that provides payment processing for a merchant portfolio of taxi cabs.

Business Finance Platform

SBA 7(a) Lending

Our portfolio consists of guaranteed and unguaranteed non-affiliate SBA loan investments that were made through our business finance platform, which includes NSBF, a nationally licensed SBA lender under the federal Section 7(a) loan program. The SBA is an independent government agency that facilitates one of the nation’s largest sources of SMB financing by providing credit guarantees for its loan programs. SBA 7(a) loans are partially guaranteed by the SBA, with SBA guarantees typically ranging between 75% and 90% of the principal and interest due. NSBF has a dedicated senior lending team that originates and services SBA 7(a) loans to qualifying SMBs. NSBF sells the guaranteed portions of its SBA 7(a) loans, typically within two weeks of origination, and retains the unguaranteed portion until accumulating sufficient loans for a securitization. NSBF’s securitization process is as follows. After accumulating sufficient unguaranteed portions of SBA 7(a) loans, the unguaranteed portions of the SBA 7(a) loans are transferred to a special purpose vehicle (a “Trust”), which in turn issues notes against the Trust’s assets in a private placement. The Trust’s primary source of income for repaying the securitization notes is the cash flows generated from the unguaranteed portion of SBA 7(a) loans owned by the Trust; principal on the securitization notes will be paid by cash flow in excess of that needed to pay various fees related to the operation of the Trust and interest on the debt. Securitization notes have an expected maturity of about five years, and the Trust is dissolved when the securitization notes are paid in full.

NSBF has received preferred lender program (“PLP”) status, a designation whereby the SBA authorizes the most experienced SBA lenders to place SBA guarantees on loans without seeking prior SBA review and approval. PLP status allows NSBF to serve its clients in an expedited manner since it is not required to present applications to the SBA for concurrent review and approval.

NSBF’s senior lending team has focused on making smaller loans, approximately $1,000,000 or less, in order to maintain a diversified pool of loans that are dispersed both geographically and among industries, which we believe limits NSBF’s exposure to regional and industry-specific economic downturns. NSBF supports its lending activities with lines of credit for the unguaranteed and guaranteed portions of SBA 7(a) Loans. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Capital Resources — Capital One Facility” in the accompanying prospectus for more information.

NSBF evaluates the credit quality of its loan portfolio by employing a risk rating system that is similar to the Uniform Classification System, which is the asset classification system adopted by the Federal Financial Institution Examinations Council. NSBF’s risk rating system is granular with multiple risk ratings in both the Acceptable and Substandard categories. NSBF assigns ratings based on numerous factors, including credit risk scores, collateral type, loan to value ratios, industry, financial health of the business, payment history, other internal metrics/analysis, and qualitative assessments. NSBF refreshes risk ratings as appropriate based upon considerations such as market conditions, loan characteristics, and portfolio trends. Refer to “Business — Ongoing Relationships with Portfolio Companies — Managerial Assistance, Monitoring” for a description of our risk rating system. Typically, the debt in which NSBF invest is not initially rated by any rating agency; however, we believe that if such investments were rated, they would be below investment grade. Below investment grade securities, which are often referred to as “high yield” or “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. See “Risk Factors — Risks Related to Our Investments Generally — An investment strategy focused primarily on smaller privately held companies involves a high degree of risk and presents certain challenges, including the lack of available information about these companies, a dependence on the talents and efforts of only a few key portfolio company personnel and a greater vulnerability to economic downturns” in the accompanying prospectus.

Receivables Financing, Inventory Financing and SBA 504 Lending

The business finance platform also includes NBC and NBL, both controlled portfolio companies. NBC provides receivables financing, inventory financing and health care receivables financing, and management services to SMBs, which may obtain $10,000 to $2,000,000 per month through the sale of their trade receivables or the financing of their inventories. In addition, NBL funds SBA 504 loans, which provide financing for the acquisition of fixed assets such as real estate or equipment.

Non-Conforming Commercial Lending

On November 27, 2018, the Company’s wholly-owned affiliate, Newtek Commercial Lending, Inc., and a wholly-owned affiliate of BlackRock TCP Capital Corp. (“BlackRock TCP”), Conventional Lending TCP Holdings LLC, entered into a joint venture, Newtek Conventional Lending, LLC (the “JV”), governed by the Limited Liability Company Agreement for the JV. The Company and BlackRock TCP each committed to contribute an equal share of equity funding to the JV and each will have equal voting rights on all material matters. The JV intends to deploy capital over the course of time with additional leverage supported by a warehouse line of credit. The intended purpose of the JV will be to originate commercial loans to middle-market companies as well as small businesses. Additionally, on April 29, 2019, the JV closed a $100 million senior-secured revolving credit facility, with a $100 million accordion feature, with Deutsche Bank.

Third Party Loan Servicing

SBL, a wholly-owned, controlled portfolio company, engages in third-party loan servicing for SBA and non-SBA loans and provides lending institutions with outsourced solutions for the entire SBA lending process, including credit analysis, structuring and eligibility, packaging, closing compliance and servicing.

Controlled Portfolio Companies

In addition to our debt investments in portfolio companies, either directly or through our business finance platform, we also hold controlling interests in certain portfolio companies that, as of March 31, 2019, represented approximately 31% of our total investment portfolio. Specifically, we hold controlling interests in NMS, Mobil Money, NTS, SBL, NBC, NPS, NBL, NIA, IPM and SIDCO. We refer to these entities (among others), collectively, as our “controlled portfolio companies.” Our controlled portfolio companies provide us with an extensive network of business relationships that supplement our referral sources and that we believe will help us to maintain a robust pipeline of lending opportunities and expand our business finance platform.

Neither the controlled portfolio companies nor their operating revenues are consolidated in our financial reporting. The revenues that our controlled portfolio companies generate, after deducting operating expenses, may be distributed to us. As a BDC, our Board will determine quarterly the fair value of our controlled portfolio companies in a similar manner as our other investments. In particular, our investments in our controlled portfolio companies are valued using a valuation methodology that incorporates both the market approach (guideline public company method) and the income approach (discounted cash flow analysis). In following these approaches, factors that we may take into account in determining the fair value of our investments include, as relevant: available current market data, including relevant and applicable market trading comparables, the portfolio company’s earnings and discounted cash flows of forecasted future earnings, comparisons of financial ratios of peer companies that are public, and enterprise values, among other factors. In addition, the Company has engaged third party valuation firms to provide valuation consulting services for the valuation of certain of our controlled portfolio companies. See “Critical Accounting and Estimates — Fair Value Measurement” in the accompanying prospectus.

Certified Capital Companies (Capcos)

Certified capital companies, or “Capcos,” are companies that Newtek created pursuant to state-sponsored programs, which were designed to encourage investment in small and new businesses and to create economic activity and jobs in designated geographic areas. See “Business — Organizational Overview — Certified Capital Companies (Capcos)” in the accompanying prospectus.

Historically, our Capcos invested in SMBs and generated interest income, investment returns, non-cashincome from tax credits, and non-cash expenses (i.e., interest, insurance, and cash management fees and expenses). We have de-emphasized our Capco business in favor of growing our controlled portfolio companies and do not anticipate creating any new Capcos. We continue to invest in and lend to SMBs through our existing Capcos and intend to continue to meet the goals of the Capco programs.

As the Capcos reach 100% investment we will seek to de-certify them as Capcos and liquidate their remaining assets, which will reduce their operational costs (particularly compliance costs). Eleven of our original sixteen Capcos have reached this stage and have been de-certified and liquidated. See “Risk Factors — Risks Relating to Our Capco Business” in the accompanying prospectus.

Newtek® Branding

We have developed our branded line of products and services to offer a full-service suite of business and financial solutions for the U.S. SMB market. Newtek reaches potential customers through its integrated multi-channel approach featuring direct, indirect and direct outbound solicitation efforts. We continue to utilize and grow our primary marketing channel of strategic alliance partners as well as a direct marketing strategy to SMB relationships through our “go to market” brand, Your Business Solutions Company®. Through a television advertising campaign built around this brand, and our web presence, www.newtekone.com, we believe we are establishing ourselves as a preferred “go-to” provider for SMB financing and the solutions offered by our controlled portfolio companies. In addition, we supplement these efforts with extensive efforts to present Newtek® as the authority on small businesses and Your Business Solutions Company®.

We market services through referrals from our strategic alliance partners (using our patented NewTracker® referral management system) as well as direct referrals from our web presence, www.newtekone.com. Our NewTracker® referral system has a software application patent covering the systems and methods for tracking, reporting and performing processing activities and transactions in association with referral data and related information for a variety of product and service offerings in a business-to-business environment. The NewTracker® system provides for transparency between Newtek and referring parties and has been material in our ability to obtain referrals from a wide variety of sources. This patented system allows us and our alliance partners to review in real time the status of any referral as well as to provide real time compliance oversight by the respective alliance partner, which we believe creates confidence among the referred business client, the referring alliance partner and us. We own the NewTracker® patent, as well as all trademarks and other patented intellectual property used by us and our controlled portfolio companies.

Additional referrals are obtained from individual professionals in geographic markets that have signed up to provide referrals and earn commissions through our BizExec and TechExec Programs. Our BizExecs and TechExecs are traditionally information technology professionals, CPAs, independent insurance agents and sales and/or marketing professionals. In addition, electronic payment processing services are marketed through independent sales agents, and web technology and eCommerce services are marketed through internet-based marketing and third-party resellers. A common thread across all business lines of our controlled portfolio companies relates to acquiring customers at low cost and making strategic alliances primarily where we pay fees only for successful referrals. We seek to bundle our marketing efforts through our brand, our portal, our patented NewTracker® referral system, our web presence as Your Business Solutions Company® and one easy entry point of contact. We expect that this approach will allow us to continue to cross-sell the financing solutions of our business finance platform to customers of our controlled portfolio companies and build upon our extensive deal sourcing infrastructure. The compensation which we pay for referrals is consistent with industry practices.

Senior Lending Team and Executive Committee

The key members of our senior lending team (the “Senior Lending Team”), most of who have worked together for more than ten years each have over 25 years of experience in finance-related fields. These investment professionals have worked together to screen opportunities, underwrite new investments and manage a portfolio of investments in SMBs through two recessions, a credit crunch, the dot-com boom and bust and a historic, leverage-fueled asset valuation bubble. Each member brings a complementary component to a team well-rounded in finance, accounting, operations, strategy, business law and executive management.

Because we are internally managed by our Executive Committee, which includes Barry Sloane, Peter Downs, Christopher Towers and Michael A. Schwartz, under the supervision of our Board, and do not depend on a third-party investment advisor, we do not pay investment advisory fees and all of our income is available to pay our operating costs and to make distributions to our stockholders. While our portfolio companies are independently managed, our Executive Committee also oversees our controlled portfolio companies and, to the extent that we may make additional equity investments in the future, the Executive Committee will also have primary responsibility for the identification, screening, review and completion of such investments. We do not expect to focus our resources on investing in additional stand-alone equity investments, but may elect to do so from time to time on an opportunistic basis, if such opportunities arise. Messrs. Sloane and Downs have been involved together in the structuring and management of equity investments for the past sixteen years.

Market Opportunity

We believe that the limited amount of capital and financial products available to SMBs, coupled with the desire of these companies for flexible and partnership-oriented sources of capital and other financial products, creates an attractive investment environment for us to further expand our business finance platform and overall brand. We believe the following factors will continue to provide us with opportunities to grow and deliver attractive returns to stockholders.

The SMB market represents a large, underserved market.    We estimate the SMB market to include over 27 million businesses in the U.S. We believe that SMBs, most of which are privately-held, are relatively underserved by traditional capital providers such as commercial banks, finance companies, hedge funds and collateralized loan obligation funds. Further, we believe that such companies generally possess conservative capital structures with significant enterprise value cushions, as compared to larger companies with more financing options. While the largest originators of SBA 7(a) loans have traditionally been regional and national banks, from 2012 through 2018, NSBF was the largest non-bank originator of SBA 7(a) loans by dollar lending volume and is currently the fourth largest SBA 7(a) lender in the U.S. As a result, we believe we and our controlled portfolio companies are well positioned to provide financing to the types of SMBs that we have historically targeted and we have the technology and infrastructure in place presently to do it cost effectively in all 50 states and across many industries.

The increased capital requirements and other regulations placed on banks may reduce lending by traditional large financial institutions and community banks.    While many SMBs were previously able to raise debt financing through traditional large financial institutions, we believe this approach to financing will continue to be constrained for several years as continued implementation of U.S. and international financial reforms, such as Basel III, phase in and rules and regulations are promulgated under the Dodd-Frank Wall Street Reform and Consumer Protection Act. We believe that these regulations will increase capital requirements and have the effect of further limiting the capacity of traditional financial institutions to hold non-investment grade loans on their balance sheets. As a result, we believe that many of these financial institutions have de-emphasized their service and product offerings to SMBs, which we believe will make a higher volume of deal flow available to us.

Increased demand for comprehensive, business-critical SMB solutions.    Increased competition and rapid technological innovation are creating an increasingly competitive business environment that requires SMBs to fundamentally change the way they manage critical business processes. This environment is characterized by greater focus on increased quality, lower costs, faster turnaround and heightened regulatory scrutiny. To make necessary changes and adequately address these needs, we believe that companies are focusing on their core competencies and utilizing cost-effective outsourced solutions to improve productivity, lower costs and manage operations more efficiently. Our controlled portfolio companies provide critical business solutions such as electronic payment processing, managed IT solutions, personal and commercial insurance services and full-service payroll and benefit solutions, receivables financing and funding of SBA 504 loans which provide financing of fixed assets such as real estate or equipment. We believe that each of these market segments are underserved for SMBs and since we are able to provide comprehensive solutions under one platform, we are well positioned to continue to realize growth from these product offerings.

Competitive Advantages

We believe that we are well positioned to take advantage of investment opportunities in SMBs due to the following competitive advantages:

Internally Managed Structure and Significant Management Resources.    We are internally managed by our executive officers under the supervision of our Board and do not depend on an external investment advisor. As a result, we do not pay investment advisory fees and all of our income is available to pay our operating costs, which include employing investment and portfolio management professionals, and to make distributions to our stockholders. Our Senior Lending Team has developed what we believe to be one of the largest independent loan origination and servicing platforms that focuses exclusively on SMBs.

Business Model Enables Attractive Risk-Weighted Return on Investment in SBA 7(a) Lending.    Our SBA 7(a) loans are structured so as to permit rapid sale of the U.S. government guaranteed portions, often within weeks of origination, and the unguaranteed portions have been successfully securitized and sold, usually within a year of origination. The return of principal and premium may result in an advantageous risk-weighted return on our original investment in each loan. We may determine to retain the government guaranteed or unguaranteed portions of loans for longer periods pending deployment of excess capital.

State of the Art Technology.    Our patented NewTracker® software enables us to board a SMB customer, process the application or inquiry, assemble necessary documents, complete the transaction and create a daily reporting system that is sufficiently unique as to receive a U.S. patent. This system enables us to identify a transaction, similar to a merchandise barcode or the customer management system used by SalesForce.com, then process a business transaction and generate internal reports used by management and external reports for strategic referral partners. It allows our referral partners to have digital access into our back office and follow on a real time, 24/7 basis the processing of their referred customers. This technology has been made applicable to all of the service and product offerings we make directly or through our controlled portfolio companies.

Established Direct Origination Platform with Extensive Deal Sourcing Infrastructure.    We have established a direct origination pipeline for investment opportunities without the necessity for investment banks or brokers as well as broad marketing channels that allow for highly selective underwriting. The combination of our Newtek® brand, our portal, our patented NewTracker® technology, and our web presence as Your Business Solutions Company® have created an extensive deal sourcing infrastructure. Although we pay fees for loan originations that are referred to us by our alliance partners, our investment team works directly with the borrower to assemble and underwrite loans. We rarely invest in pre-assembled loans that are sold by investment banks or brokers. As a result, we believe that our unique national origination platform allows us to originate attractive credits at a low cost. During 2018 we funded $469,176,000 of SBA 7(a) loans, based on the large volume of loan referrals we received in 2018. We anticipate that our principal source of investment opportunities will continue to be in the same types of SMBs to which we currently provide financing. Our Executive Committee and Senior Lending Team will also seek to leverage our extensive network of additional referral sources, including law firms, accounting firms, financial, operational and strategic consultants and financial institutions, with whom we have completed investments. We believe our current infrastructure and expansive relationships will continue to enable us to review a significant amount of high quality, direct (or non-brokered) investment opportunities.

Experienced Senior Lending Team with Proven Track Record.    We believe that our Senior Lending Team is one of the leading capital providers to SMBs. Our Senior Lending Team has expertise in managing the SBA process and has managed a diverse portfolio of investments with a broad geographic and industry mix. While the primary focus of NSBF is to expand its debt financing activities in SBA 7(a) loans, our Senior Lending Team is also focused on growing our business finance platform through our controlled portfolio companies NBC, which provides receivables financing, inventory financing and health care receivables financing, and NBL, which funds SBA 504 loans.

Flexible, Customized Financing Solutions for Seasoned, Smaller Businesses.    While NSBF’s primary focus is to expand its lending by activities by providing SBA 7(a) loans to SMBs, we also seek to offer SMBs a variety of attractive financing structures, as well as cost effective and efficient business solutions, to meet their capital needs through our subsidiaries and controlled portfolio companies. In particular, through our portfolio companies, we offer larger loans, between $5,000,000 and $15,000,000, greater than loans available with the SBA guarantee, but with a higher interest rate to compensate for the increased risk. Unlike many of our competitors, we believe we have the platform to provide a complete package of service and financing options for SMBs, which allows for cross-selling opportunities and improved client retention. We expect that a large portion of our capital will be loaned to companies that need growth capital, acquisition financing or funding to recapitalize or refinance existing debt facilities. Our lending will continue to focus on making loans to SMBs that:

•        have 3 to 10 years of operational history;

•        significant experience in management;

•        credit worthy owners who provide a personal guarantee for our investment;

•        show a strong balance sheet to collateralize our investments; and

•        show sufficient cash flow to be able to service the payments on our investments comfortably.

Although we may make investments in start-up businesses, we generally seek to avoid investing in high-risk, early-stage enterprises that are only beginning to develop their market share or build their management and operational infrastructure with limited collateral.

Disciplined Underwriting Policies and Rigorous Portfolio Management.    We pursue rigorous due diligence of all prospective investments originated through our platform. Our Senior Lending Team has developed an extensive underwriting due diligence process, which includes a review of the operational, financial, legal and industry performance and outlook for the prospective investment, including quantitative and qualitative stress tests, review of industry data and analysis of the creditworthiness of the borrower. These processes continue during the portfolio monitoring process, when we will conduct field examinations, review all compliance certificates and covenants and regularly assess the financial and business conditions and prospects of portfolio companies. In addition, SBL is servicer for commercial, SBA 7(a) and other government guaranteed investments whose exceptional servicing capabilities with compact timelines for loan resolutions and dispositions has attracted various third-party portfolios to these controlled portfolio companies.

Summary Risk Factors

The value of our assets, as well as the market price of our shares, will fluctuate. Our investments may be risky, and you may lose all or part of your investment in us. Investing in Newtek involves other risks, including (among others) the following:

•        Our investment portfolio is recorded at fair value, with our Board having final responsibility for overseeing, reviewing and approving, in good faith, its estimate of fair value and, as a result, there is uncertainty as to the value of our portfolio investments.

•        Any unrealized depreciation in our portfolio could be an indication of a portfolio company’s inability to meet its repayment obligations to us with respect to affected loans or a potential impairment of the value of affected equity investments. This could result in realized losses in the future and ultimately in reductions of our income and gains available for distribution in future periods.

•        We have generally sold the guaranteed portion of SBA loans in the secondary market, with such sales having resulted in our earning premiums and creating a stream of servicing income. There can be no assurance that we will be able to continue originating these loans, or that a secondary market will exist for, or that we will continue to realize premiums upon the sale of the guaranteed portions of the SBA 7(a) loans.

•        We are dependent upon our Senior Lending Team and our Executive Committee for our future success, and if we are unable to hire and retain qualified personnel or if we lose any member of our Senior Lending Team or our Executive Committee our ability to achieve our investment objective could be significantly harmed.

•        If we are unable to source investments effectively, we may be unable to achieve our investment objective.

•        Any failure on our part to maintain our status as a BDC would reduce our operating flexibility.

•        Because we borrow money, the potential for loss on amounts invested in us is magnified and may increase the risk of investing in us.

•        We may experience fluctuations in our quarterly and annual results.

•        We will be subject to corporate-level income tax if we are unable to maintain our qualification as a RIC or are unable to make the distributions required to maintain RIC tax treatment.

•        We may not be able to pay distributions to our stockholders, our distributions may not grow over time and a portion of our distributions may be a return of capital.

•        Changes in laws or regulations governing our operations may adversely affect our business or cause us to alter our business strategy.

•        NSBF, our wholly-owned subsidiary, is subject to regulation by the SBA.

•        We have specific risks associated with SBA loans.

•        If we cannot obtain additional capital because of either regulatory or market price constraints, we could be forced to curtail or cease our new lending and investment activities, our net asset value could decrease and our level of distributions and liquidity could be affected adversely.

•        Capital markets may experience periods of disruption and instability and we cannot predict when these conditions will occur. Such market conditions could materially and adversely affect debt and equity capital markets in the United States and abroad, which could have a negative impact on our business, financial condition and results of operations.

•        Our investments are very risky and highly speculative.

•        Economic recessions could impair our portfolio companies and harm our operating results.

•        The lack of liquidity in our investments may adversely affect our business.

•        We are a non-diversified investment company within the meaning of the 1940 Act, and therefore we may invest a significant portion of our assets in a relatively small number of issuers, which subjects us to a risk of significant loss if any of these issuers defaults on its obligations under any of its debt instruments or as a result of a downturn in the particular industry.

•        Defaults by our portfolio companies will harm our operating results.

•        Prepayments of our debt investments by our portfolio companies could adversely impact our results of operations and reduce our return on equity.

•        If the assets securing the loans that we make decrease in value, then we may lack sufficient collateral to cover losses.

•        Our portfolio companies may, from time to time, be involved in various legal matters. See “Legal Proceedings — Portfolio Companies” in the accompanying prospectus.

•        Stockholders may incur dilution if we sell shares of our common stock in one or more offerings at prices below the then current net asset value per share of our common stock or issue securities to subscribe to, convert to or purchase shares of our common stock.

•        Because we have received the approval of our stockholders, we are subject to 150% asset coverage beginning after July 26, 2018.

See “Risk Factors” beginning on page 19, and the other information included in the accompanying prospectus, for additional discussion of factors you should carefully consider before deciding to invest in our securities.

Recent Developments

Company Terminates Prior Equity Distribution Agreement

On July 8, 2019, the Company gave notice to terminate the equity distribution agreement, dated August 31, 2018 (the “Prior Equity Distribution Agreement”), by and among BB&T Capital Markets, a division of BB&T Securities, LLC, Capital One Securities, Inc., Compass Point Research & Trading, LLC, D.A. Davidson & Co., Deutsche Bank Securities Inc., JMP Securities, Keefe, Bruyette & Woods, Inc., Ladenburg Thalmann & Co. Inc., Raymond James & Associates, Inc., and UBS Securities LLC (the “Prior Placement Agents”), with such termination effective as of July 9, 2019. Under the Prior Equity Distribution Agreement, the Company could offer up to 4,400,000 shares of the Company’s common stock from time to time through the Prior Placement Agents. As of July 9, 2019, the Company had sold 1,618,375 shares of its common stock under the Prior Equity Distribution Agreement, and received net proceeds of approximately $28,732,008. The Company paid the Prior Placement Agents approximately $586,000 in compensation.

Operating and Regulatory Structure

The Company is a Maryland corporation that is an internally managed, non-diversified closed-end management investment company that has elected to be regulated as a BDC under the 1940 Act. As a BDC, we are required to meet regulatory tests, including the requirement to invest at least 70% of our gross assets in “qualifying assets.” Qualifying assets generally include securities of private or thinly traded U.S. companies and cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less. See “Regulation” in the accompanying prospectus. In addition, we have elected to be treated for U.S. federal income tax purposes, and intend to qualify annually thereafter, as a RIC under the Code. See “Material U.S. Federal Income Tax Considerations” in the accompanying prospectus.

Our Corporate Information

Our principal executive offices are located at 1981 Marcus Avenue, Suite 130, Lake Success, NY 11042, our telephone number is (212) 356-9500 and our website may be found at http://www.NewtekOne.com. Information contained in our website is not incorporated by reference into this prospectus supplement or the accompanying prospectus, and you should not consider that information to be part of this prospectus supplement or the accompanying prospectus.

THE OFFERING

Common Stock Offered by us	Up to 3,000,000 shares of our common stock.
Common Stock outstanding prior to this offering	19,134,508 shares
Manner of Offering

“At the market” offering that may be made from time to time through the Placement Agents, as sales agents using commercially reasonable efforts. See “Plan of Distribution” in this prospectus supplement.

Use of Proceeds

We intend to use the net proceeds from selling our securities for funding investments in debt and equity securities in accordance with our investment objective and strategies described in this prospectus supplement and the accompanying prospectus. Additionally, we may use net proceeds for general corporate purposes, which include funding investments, repaying any outstanding indebtedness, acquisitions, and other general corporate purposes. We anticipate that substantially all of the net proceeds of any offering of our securities will be used for the above purposes within six to nine months from the consummation of the offering, depending on the availability of appropriate investment opportunities consistent with our investment objective and market conditions. We cannot assure you we will achieve our targeted investment pace. We expect that it may take more than three months to invest all of the net proceeds of an offering of our securities, in part because investments in private companies often require substantial research and due diligence.

Pending such investments, we will invest the net proceeds primarily in cash, cash equivalents, U.S. government securities and other high-quality temporary investments that mature in one year or less from the date of investment. See “Regulation — Temporary Investments” in the accompanying prospectus and “Use of Proceeds” in this prospectus supplement and the accompanying prospectus for additional information about temporary investments we may make while waiting to make longer-term investments in pursuit of our investment objective.

Nasdaq Global Market Symbol	“NEWT”
Distributions

We intend to pay quarterly distributions to our stockholders out of assets legally available for distribution. The quarterly distributions, if any, will be determined by our Board. The distributions we pay to our stockholders in a year may exceed our taxable income for that year and, accordingly, a portion of such distributions may constitute a return of capital for U.S. federal income tax purposes. The specific tax characteristics of our distributions will be reported to stockholders after the end of each calendar year. See “Price Range of Common Stock and Distributions” in the accompanying prospectus.

Taxation

We have elected to be treated for U.S. federal income tax purposes, beginning with our 2015 tax year, and intend to qualify annually thereafter, as a RIC under Subchapter M of the Code. As a RIC, we generally will not have to pay corporate-level federal income taxes on any ordinary income or capital gains that we distribute to our stockholders. To maintain our RIC tax treatment, we must meet specified source-of-income and asset diversification requirements, and distribute annually at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. See “Price Range of Common Stock and Distributions” and “Material U.S. Federal Income Tax Considerations” in the accompanying prospectus.

Dividend Reinvestment Plan

We have adopted an “opt out” dividend reinvestment plan. If your shares of common stock are registered in your own name, your distributions will automatically be reinvested under our dividend reinvestment plan in additional whole and fractional shares of common stock, unless you “opt out” of our dividend reinvestment plan so as to receive cash dividends by delivering a written notice to our dividend paying agent. If your shares are held in the name of a broker or other nominee, you should contact the broker or nominee for details regarding opting out of our dividend reinvestment plan. Stockholders who receive distributions in the form of stock will be subject to the same federal, state, and local tax consequences as stockholders who elect to receive their distributions in cash. See “Dividend Reinvestment Plan” in the accompanying prospectus.

Trading

Our common stock trades on the Nasdaq Global Market under the symbol “NEWT.” Shares of closed-end investment companies, including BDCs, frequently trade at a discount to their net asset value. The risk that our shares may trade at a discount to our net asset value is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether our shares will trade above, at or below net asset value. As of July 9, 2019, our common stock closed at a 46.4% premium to our net asset value of $15.31 per share as of March 31, 2019.

Leverage

As of July 9, 2019, we had an aggregate of $372.9 million of debt outstanding, including $94.6 million outstanding under our $150.0 million credit facility with Capital One (the “Credit Facility”), securitization notes payable of $190.6 million, $8.3 million of Notes due 2022, $57.5 million of Notes due 2023 and $21.9 million of notes payable to one of our controlled portfolio companies. We may seek additional forms of leverage and borrow funds to make investments, including before we have fully invested the proceeds of this offering. As a result, we will be exposed to the risks of leverage, which may be considered a speculative investment technique. The use of leverage magnifies the potential for loss on amounts invested and therefore increases the risks associated with investing in our securities. The costs associated with our borrowings are borne by our common stockholders. See “Risk Factors” in the accompanying prospectus.

Recent legislation has modified the 1940 Act by allowing a BDC to increase the maximum amount of leverage it may incur from an asset coverage ratio of 200% to an asset coverage ratio of 150%, if certain requirements are met. We are permitted to increase our leverage capacity if stockholders representing at least a majority of the votes cast, when quorum is met, approve a proposal to do so. If we receive such stockholder approval, we would be permitted to increase our leverage capacity on the first day after such approval. Alternatively, we may increase the maximum amount of leverage we may incur to an asset coverage ratio of 150% if the “required majority” of our independent directors, as defined in Section 57(o) of the 1940 Act, approve such increase with such approval becoming effective after one year.

On April 27, 2018, the Board, including a “required majority” (as such term is defined in Section 57(o) of the 1940 Act) of the Board, approved application to the Company of the asset coverage requirements set forth in Section 61(a)(2) of the 1940 Act, as modified by the Act. Additionally, on July 26, 2018, a required majority of our stockholders approved a proposal to reduce our minimum asset coverage to ratio to 150%. As a result, effective July 27, 2018, we may incur twice as much leverage as we were permitted to incur under our previous 200% asset coverage limitation.

We are required to make certain disclosures on our website and in SEC filings regarding, among other things, the receipt of approval to increase our leverage, our leverage capacity and usage, and risks related to leverage. See “Regulation” in the accompanying prospectus.

Certain Anti-Takeover Provisions

Our charter and bylaws, as well as certain statutory and regulatory requirements, contain certain provisions that may have the effect of discouraging a third party from making an acquisition proposal for us. These anti-takeover provisions may inhibit a change in control in circumstances that could give the holders of our common stock the opportunity to realize a premium over the market price for our common stock. See “Description of Our Capital Stock” in the accompanying prospectus.

Available Information

We have filed with the SEC a registration statement on Form N-2 together with all amendments and related exhibits under the Securities Act. The registration statement contains additional information about us and the shares of common stock being offered by this prospectus supplement and the accompanying prospectus.

We are required to file periodic reports, current reports, proxy statements and other information with the SEC. This information is available on the SEC’s website at http://www.sec.gov. This information is also available free of charge by contacting us at Newtek Business Services Corp., 1981 Marcus Avenue, Suite 130, Lake Success, New York 11042, by telephone at (212) 356-9500 or on our website at http://www.NewtekOne.com. Information contained on our website or on the SEC’s website about us is not incorporated into this prospectus supplement or the accompanying prospectus, and you should not consider information contained on our website or on the SEC’s website to be part of this prospectus supplement or the accompanying prospectus.

USE OF PROCEEDS

Sales of our common stock, if any, under this prospectus supplement and the accompanying prospectus may be made in negotiated transactions or transactions that are deemed to be “at the market,” as defined in Rule 415 under the Securities Act, including sales made directly on the Nasdaq Global Market or similar securities exchange or sales made to or through a market maker other than on an exchange, at prices related to the prevailing market prices or at negotiated prices. There is no guaranty that there will be any sales of or common stock pursuant to this prospectus supplement and the accompanying prospectus. Actual sales, if any, of our common stock under this prospectus supplement and the accompanying prospectus may be less than as set forth in this paragraph depending on, among other things, the market price of our common stock at the time of any such sale. However, the sales price per share of our common stock offered by this prospectus supplement and the accompanying prospectus, less our sale agent’s commission, will not be less than the net asset value per share of our common stock at the time of such sale. As a result, the actual net proceeds we receive may be more or less than the amount of net proceeds estimated in this prospectus supplement. Assuming we sell 3,000,000 shares of our common stock available under the Equity Distribution Agreement at the last reported sale price of $22.41 per share of our common stock as of July 9, 2019, we estimate that our net proceeds, after deducting sales agent commissions and estimated expenses payable by us, will be approximately 65.7 million.

We intend to use the net proceeds from selling these shares of our common stock for funding investments in debt and equity securities in accordance with our investment objective and strategies described in this prospectus supplement and accompanying prospectus. Additionally, we may use net proceeds for general corporate purposes, which include funding investments, repaying any outstanding indebtedness, acquisitions, and other general corporate purposes.

We anticipate that substantially all of the net proceeds of any offering of these shares of our common stock will be used for the above purposes within six to nine months from the consummation of the offering, depending on the availability of appropriate investment opportunities consistent with our investment objective and market conditions. We cannot assure you we will achieve our targeted investment pace. We expect that it may take more than three months to invest all of the net proceeds of an offering of our securities, in part because investments in private companies often require substantial research and due diligence.

Pending such investments, we will invest the net proceeds primarily in cash, cash equivalents, U.S. government securities and other high-quality temporary investments that mature in one year or less from the date of investment. See “Regulation — Temporary Investments” in the accompanying prospectus for additional information about temporary investments we may make while waiting to make longer-term investments in pursuit of our investment objective.

CAPITALIZATION

The Equity Distribution Agreement provides that we may offer and sell up to 3,000,000 shares of our common stock from time to time through the Placement Agents for the offer and sale of such common stock. The table below assumes that we will sell 3,000,000 shares available under the Equity Distribution Agreement at a price of $22.41 per share (the last reported sale price per share of our common stock on July 9, 2019) but there is no guarantee that there will be any sales of our common stock pursuant to this prospectus supplement and the accompanying prospectus. Actual sales, if any, of our common stock under this prospectus supplement and the accompanying prospectus may be less than as set forth in the table below. In addition, the price per share of any such sale may be greater or less than $22.41, depending on the market price of our common stock at the time of any such sale.

The following table sets forth our capitalization as of March 31, 2019

•        on an actual basis; and

•        on an as adjusted basis to give effect to the transactions above and assumed sale of up to 3,000,000 shares of our common stock in this offering at an assumed public offering price of $22.41 per share (the last reported closing price of our common stock on July 9, 2019), after deducting the estimated underwriting discounts and commissions of approximately $1,345,000 and estimated offering expenses of approximately $150,000 payable by us.

You should read this table together with “Use of Proceeds” and financial statements and related notes thereto included elsewhere in this prospectus supplement and the accompanying prospectus.

	As of March 31, 2019
	Actual	As Adjusted (unaudited)
	(in thousands)
Assets:
Cash	$3,083	$68,818
Investments at fair value	557,658	557,658
Other assets	14,282	120,983
Total assets	$681,734	$747,469

Liabilities:
Bank notes payable	$64,500	$64,500
Notes due 2022	8,039	8,039
Notes due 2023	55,681	55,681
Notes payable – related party	25,890	25,890
Other liabilities	17,539	17,539
Lease liabilities	10,775	10,775
Deferred tax liabilities	8,712	8,712
Securitization notes payable	198,592	198,592
Total liabilities	$389,728	$389,728
Net assets	$292,006	$357,741

Stockholders’ equity:
Common stock, par value $0.02 per share; 200,000 shares authorized, 19,073 and 22,073 shares outstanding, respectively	$382	$442
Additional paid-in capital	257,597	323,272
Accumulated undistributed earnings	34,027	34,027
Total liabilities and net assets	$681,734	$357,741

PLAN OF DISTRIBUTION

Compass Point Research & Trading, LLC, JMP Securities, Keefe, Bruyette & Woods, Inc., Ladenburg Thalmann & Co. Inc., and Raymond James & Associates, Inc. (collectively, the “Placement Agents”) are acting as our sales agent in connection with the offer and sale of shares of our common stock pursuant to this prospectus supplement and the accompanying prospectus. Upon written instructions from us, the Placement Agents will use their commercially reasonable efforts consistent with its sales and trading practices to sell, as our sales agent, our common stock under the terms and subject to the conditions set forth in our Equity Distribution Agreement with the Placement Agents dated July 10, 2019. We will instruct the Placement Agents as to the amount of common stock to be sold by them. We may instruct the Placement Agents not to sell common stock if the sales cannot be effected at or above the price designated by us in any instruction. The sales price per share of our common stock offered by this prospectus supplement and the accompanying prospectus, less the Placement Agents’ commission, will not be less than the net asset value per share of our common stock at the time of such sale. We or the Placement Agents may suspend the offering of shares of common stock upon proper notice and subject to other conditions.

Sales of our common stock, if any, under this prospectus supplement and the accompanying prospectus may be made in negotiated transactions or transactions that are deemed to be “at the market,” as defined in Rule 415 under the Securities Act, including sales made directly on the Nasdaq Global Market or similar securities exchange or sales made to or through a market maker other than on an exchange at prices related to the prevailing market prices or at negotiated prices.

The Placement Agents will provide written confirmation of a sale to us no later than the opening of the trading day on the Nasdaq Global Market following each trading day in which shares of our common stock are sold under the Equity Distribution Agreement. Each confirmation will include the number of shares of common stock sold on the preceding day, the net proceeds to us and the compensation payable by us to the Placement Agents in connection with the sales.

The Placement Agents will receive a commission from us equal to 2.0% of the gross sales price of any shares of our common stock sold through them under the Equity Distribution Agreement. We estimate that the total expenses for the offering, excluding compensation payable to the Placement Agents under the terms of the Equity Distribution Agreement, will be approximately $150,000.

Settlement for sales of shares of common stock will occur on the second trading day following the date on which such sales are made, or on some other date that is agreed upon by us and the Placement Agents in connection with a particular transaction, in return for payment of the net proceeds to us. There is no arrangement for funds to be received in an escrow, trust or similar arrangement.

We will report at least quarterly the number of shares of our common stock sold through the Placement Agents under the Equity Distribution Agreement and the net proceeds to us.

In connection with the sale of the common stock on our behalf, the Placement Agents may be deemed to be an “underwriter” within the meaning of the Securities Act, and the compensation of the Placement Agents may be deemed to be underwriting commissions or discounts. We have agreed to provide indemnification and contribution to the Placement Agents against certain civil liabilities, including liabilities under the Securities Act.

The offering of our shares of common stock pursuant to the Equity Distribution Agreement will terminate upon the earlier of (i) the sale of all common stock subject to the Equity Distribution Agreement or (ii) the termination of the Equity Distribution Agreement. The Equity Distribution Agreement may be terminated by us in our sole discretion under the circumstances specified in the Equity Distribution Agreement by giving notice to the Placement Agents. In addition, the Placement Agents may terminate the Equity Distribution Agreement under the circumstances specified in the Equity Distribution Agreement by giving notice to us.

Potential Conflicts of Interest

Compass Point Research & Trading, LLC, JMP Securities, Keefe, Bruyette & Woods, Inc., Ladenburg Thalmann & Co. Inc., and Raymond James & Associates, Inc. and their affiliates have provided, or may in the future provide, various investment banking, commercial banking, financial advisory, brokerage and other services to us and our affiliates for which services they have received, and may in the future receive, customary fees and expense reimbursement. The Placement Agents and their affiliates may, from time to time, engage in transactions with and perform services for us in the ordinary course of their business for which they may receive customary fees and reimbursement of expenses. In the ordinary course of their various business activities, the Placement Agents and their affiliates may make or hold a broad array of investments and actively trade debt and equity securities (or related derivative securities) and financial instruments (including bank loans) for their own account and for the accounts of their customers and such investment and securities activities may involve securities and/or instruments of our company. The Placement Agents and their affiliates may also make investment recommendations and/or publish or express independent research views in respect of such securities or instruments and may at any time hold, or recommend to clients that they acquire, long and/or short positions in such securities and instruments.

The principal business address of Compass Point Research and Trading, LLC is 1055 Thomas Jefferson Street, Suite 303, Washington, DC 20037; the principal business address JMP Securities is 600 Montgomery Street, San Francisco, CA 94111; the principal business address of Keefe, Bruyette & Woods, Inc. is 787 7th Avenue, 4th Floor, New York, NY 10019; the principal business address of Ladenburg Thalmann & Co. Inc. is 277 Park Avenue, 26th Floor, New York, NY 10172; and the principal business address of Raymond James & Associates, Inc. is 800 Carillion Parkway, St. Petersburg, FL 33716.

LEGAL MATTERS

Certain legal matters in connection with the securities offered hereby will be passed upon for us by Eversheds Sutherland (US) LLP, Washington, District of Columbia. Certain legal matters in connection with the securities offered hereby will be passed upon for the Placement Agents by Baker & Hostetler LLP, New York, New York.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We have selected RSM US LLP as our independent registered public accounting firm located at 1185 Avenue of the Americas, New York, NY 10036. The consolidated financial statements of Newtek Business Services, Corp. as of and for the years ended December 31, 2018, December 31, 2017, December 31, 2016, and December 31, 2015 in the accompanying prospectus have been audited by RSM US LLP.

INCORPORATION BY REFERENCE

This prospectus supplement and the accompanying prospectus are part of a registration statement that we have filed with the SEC. Pursuant to the Small Business Credit Availability Act, we are allowed to “incorporate by reference” the information that we file with the SEC, which means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be part of this prospectus, and later information that we file with the SEC will automatically update and supersede this information.

We incorporate by reference the documents listed below and any future filings (including those made after the date of the filing of the registration statement of which this prospectus supplement is a part) we will make with the SEC under Sections 13(a), 13(c), 14, or 15(d) of the Exchange Act until the termination of the offering of the securities covered by this prospectus supplement; provided, however, that information “furnished” under Item 2.02 or Item 7.01 of Form 8-K or other information “furnished” to the SEC which is not deemed filed is not incorporated by reference:

•        Our Annual Report on Form 10-K for the fiscal year ended December 31, 2018 filed with the SEC on March 18, 2019;

•        Amendment No. 1 to our Annual Report on Form 10-K for the fiscal year ended December 31, 2018 filed with the SEC on April 1, 2019;

•        Our Quarterly Report on Form 10-Q for the quarter ended March 31, 2019 filed with the SEC on May 3, 2019;

•        Our Definitive Proxy Statement on Schedule 14A filed with the SEC on April 30, 2019;

•        Our Definitive Proxy Statement on Schedule 14A filed with the SEC on July 1, 2019;

•        Our Current Reports on Form 8-K (other than information furnished rather than filed) filed with the SEC on March 22, 2019, April 15, 2019, June 3, 2019, June 17, 2019, June 21, 2019, and June 24, 2019;

•        The description of our common stock contained in our Registration Statement on Form 8-A (File No. 001-36742), as filed with the SEC on November 12, 2014, including any amendment or report filed for the purpose of updating such description prior to the termination of the offering of the common stock registered hereby.

To obtain copies of these filings, see “Available Information.”

AVAILABLE INFORMATION

We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to the shares of common stock offered by this prospectus supplement and the accompanying prospectus. The registration statement contains additional information about us and the shares of common stock being offered by this prospectus supplement and the accompanying prospectus.

We maintain a website at http://www.NewtekOne.com and intend to make all of our annual, quarterly and current reports, proxy statements and other publicly filed information available, free of charge, on or through our website. Information contained on our website is not incorporated into this prospectus supplement or the accompanying prospectus, and you should not consider information on our website to be part of this prospectus supplement or the accompanying prospectus. You may also obtain such information by contacting us in writing at 1981 Marcus Avenue, Suite 130, Lake Success, New York 11042. The SEC maintains a website that contains reports, proxy and information statements and other information we file with the SEC at www.sec.gov. Copies of these reports, proxy and information statements and other information may also be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov. Information contained on our website or on the SEC’s website about us is not incorporated into this prospectus supplement or the accompanying prospectus and you should not consider information contained on our website or on the SEC’s website to be part of this prospectus supplement and the accompanying prospectus.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED July 3, 2019

PRELIMINARY PROSPECTUS

Newtek Business Services Corp.
$300,000,000
Common Stock
Preferred Stock
Subscription Rights
Warrants
Debt Securities

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This prospectus relates to the offer, from time to time, in one or more offerings or series, of up to $300,000,000 of common stock, preferred stock, warrants representing rights to purchase shares of common stock, preferred stock or debt securities, subscription rights or debt securities, which we refer to, collectively, as the “securities”. There are $293,997,000 of securities available for issuance under this prospectus as a result of our issuance of $6,003,000 in aggregate principal amount of shares of our common stock, par value $0.02 per share, since June 2018. The preferred stock, subscription rights, warrants and debt securities offered hereby may be convertible or exchangeable into shares of common stock. The securities may be offered at prices and on terms to be described in one or more supplements to this prospectus.

In the event we offer common stock, the offering price per share of our common stock less any underwriting discounts or commissions will generally not be less than the net asset value per share of our common stock at the time we make the offering. However, we may issue shares of our common stock pursuant to this prospectus at a price per share that is less than our net asset value per share (i) in connection with a rights offering to our existing stockholders, (ii) with the prior approval of the majority of our common stockholders or (iii) under such other circumstances as the Securities and Exchange Commission may permit. See “Risk Factors” for more information.

We may sell our securities through underwriters or dealers, “at-the-market” to or through a market maker into an existing trading market or otherwise directly to one or more purchasers or through agents or through a combination of methods of sale. Each prospectus supplement relating to an offering will identify any agents or underwriters involved in the sale of the securities, and will disclose any applicable purchase price, fee, discount or commissions arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. See “Plan of Distribution”. We may not sell any of the securities through agents, underwriters or dealers without delivery of this prospectus and a prospectus supplement describing the method and terms of the offering of such securities.

Newtek Business Services Corp. is an internally managed, non-diversified, closed-end management investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended. Along with its wholly owned subsidiary and controlled portfolio companies, Newtek provides a wide range of business and financial solutions under the Newtek® brand to the small- and medium-sized business market. Newtek’s products and services include: Business Lending including SBA 7(a) loans, 504 loans and conventional loans, Electronic Payment Processing, Managed Technology Solutions (Cloud Computing), Technology Consulting, eCommerce, Accounts Receivable and Inventory Financing, personal and commercial lines Insurance Services, Web Services, Data Backup, Storage and Retrieval, and Payroll and Benefits Solutions to small- and medium-sized business relationships nationwide across all industries.

Our investment objective is to generate both current income and capital appreciation primarily through loans originated by our business finance platform and our equity investments in certain portfolio companies that we control.

Our common shares are currently traded on the Nasdaq Global Market under the symbol “NEWT.” As of July 1, 2019, the last reported closing price of our common shares on the Nasdaq Global Market was $22.77, which is a 48.7% premium to our net asset value of $15.31 as of March 31, 2019.

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An investment in our securities is subject to risks and involves a heightened risk of total loss of investment. In addition, the companies in which we invest are subject to special risks. Shares of closed-end investment companies, including business development companies, frequently trade at a discount to their net asset value. If our shares trade at a discount to our net asset value, it may increase the risk of loss for purchasers in this offering. In addition, the companies in which we invest are subject to their own risks. See “Risk Factors” beginning on page 19 of this prospectus, and in, or incorporated by reference into, the applicable prospectus supplement and in any free writing prospectuses we may authorize for use in connection with a specific offering, and under similar headings in the other documents that are incorporated by reference into this prospectus, to read about factors you should consider, including the risk of leverage, before investing in our securities.

Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This prospectus may not be used to consummate sales of our securities unless accompanied by a prospectus supplement.

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This prospectus describes some of the general terms that may apply to an offering of our securities. We will provide the specific terms of these offerings and securities in one or more supplements to this prospectus. We may also authorize one or more free writing prospectuses to be provided to you in connection with these offerings. The prospectus supplement and any related free writing prospectus may also add, update, or change information contained in this prospectus. You should carefully read this prospectus, the applicable prospectus supplement, and any related free writing prospectus, and the documents incorporated by reference, before buying any of the securities being offered. We file annual, quarterly and current reports, proxy statements and other information about us with the Securities and Exchange Commission (“SEC”). This information is available free of charge by contacting us by mail at 1981 Marcus Avenue, Suite 130, Lake Success, New York 11042, by telephone at (212) 356-9500 or on our website at http://www.NewtekOne.com. The SEC also maintains a website at http://www.sec.gov that contains such information. Information contained on our website or on the SEC’s web site about us is not incorporated into this prospectus and you should not consider information contained on our website or on the SEC’s website to be part of this prospectus.

The date of this prospectus is              , 2019.

You should rely only on the information contained in this prospectus and any accompanying prospectus supplement. We have not authorized any dealer, salesman or other person to give any information or to make any representation other than those contained in this prospectus or any prospectus supplement to this prospectus. You must not rely upon any information or representation not contained in this prospectus or any such supplements as if we had authorized it. This prospectus and any such supplements do not constitute an offer to sell or a solicitation of any offer to buy any security other than the registered securities to which they relate, nor do they constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction to any person to whom it is unlawful to make such an offer or solicitation in such jurisdiction. The information contained in, or incorporated by reference in, this prospectus, any such supplements, or free writing prospectuses is, or will be, accurate as of the dates on their respective covers. Our business, financial condition, results of operations and prospects may have changed since then.

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ABOUT THIS PROSPECTUS

This prospectus is part of a registration statement that we have filed with the SEC, using the “shelf” registration process. Under the shelf registration process, which constitutes a delayed offering in reliance on Rule 415 under the Securities Act, Newtek Business Services Corp. may offer, from time to time, in one or more offerings, up to $300,000,000 of common stock, preferred stock, subscription rights to purchase shares of common stock, warrants or debt securities, on terms to be determined at the time of the offering. We may sell our securities through underwriters or dealers, “at-the-market” to or through a market maker, into an existing trading market or otherwise directly to one or more purchasers or through agents or through a combination of methods of sale. The identities of such underwriters, dealers, market makers or agents, as the case may be, will be described in one or more supplements to this prospectus. The securities may be offered at prices and on terms described in one or more supplements to this prospectus. This prospectus provides you with a general description of the securities that we may offer. Each time we use this prospectus to offer securities, we will provide a prospectus supplement that will contain specific information about the terms of that offering.

We may also authorize one or more free writing prospectuses to be provided to you that may contain material information relating to these offerings. In a prospectus supplement or free writing prospectus, we may also add, update, or change any of the information contained in this prospectus or in the documents we incorporate by reference into this prospectus. This prospectus, together with the applicable prospectus supplement, any related free writing prospectus, and the documents incorporated by reference into this prospectus and the applicable prospectus supplement, will include all material information relating to the applicable offering. Before buying any of the securities being offered, you should carefully read both this prospectus and the applicable prospectus supplement and any related free writing prospectus, together with any exhibits and the additional information described in the sections titled “Available Information,” “Incorporation of Certain Information By Reference,” “Prospectus Summary” and “Risk Factors” before making an investment decision.

This prospectus includes summaries of certain provisions contained in some of the documents described in this prospectus, but reference is made to the actual documents for complete information. All of the summaries are qualified in their entirety by the actual documents. Copies of some of the documents referred to herein have been filed, will be filed, or will be incorporated by reference as exhibits to the registration statement of which this prospectus is a part, and you may obtain copies of those documents as described in the section titled “Available Information.”

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PROSPECTUS SUMMARY

The following summary contains basic information about offerings pursuant to this prospectus. It may not contain all the information that is important to you. For a more complete understanding of offerings pursuant to this prospectus, we encourage you to read this entire prospectus and the documents to which we have referred in this prospectus, together with any accompanying prospectus supplements or free writing prospectuses, including the risks set forth under the caption “Risk Factors” in this prospectus, any accompanying prospectus supplement or free writing prospectus, and under similar headings in any other documents that are incorporated by reference into this prospectus, and the information set forth under the caption “Available Information” in this prospectus. Throughout this prospectus, we refer to Newtek Business Services Corp., its consolidated subsidiaries and its predecessor, Newtek Business Services, Inc., as the “Company,” “we,” “us,” “our,” and “Newtek.”

Our Business

We are an internally managed non-diversified closed-end management investment company that has elected to be regulated as a BDC under the 1940 Act. Additionally, we have elected to be treated as a regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) for U.S. federal income tax purposes, beginning with our 2015 tax year. Our investment activities are managed by our executive officers and supervised by our board of directors (the “Board”).

Our investment objective is to generate both current income and capital appreciation primarily through loans originated by our business finance platform and our equity investments in certain portfolio companies that we control. From 2012 through March 31, 2019, Newtek Small Business Finance, LLC (“NSBF”), our wholly-owned subsidiary, has consistently been the largest non-bank SBA 7(a) lender and currently is the fourth largest SBA 7(a) lender in the U.S. based on dollar lending volume. NSBF generally structures its loans so that it can both sell the government guaranteed portions of SBA 7(a) loans and securitize the unguaranteed portions. This structure generally allows NSBF to recover its capital and earn excess capital on each loan, typically within a year. NSBF may in the future determine to retain the government guaranteed or unguaranteed portions of SBA 7(a) loans pending deployment of excess capital. Additionally, we and our controlled portfolio companies provide a wide range of business and financial solutions to small- and medium-sized business (“SMB”) relationships, including Business Lending, which includes SBA 7(a) loans, SBA 504 loans and conventional loans, Electronic Payment Processing, Managed Technology Solutions (Cloud Computing), Technology Consulting, eCommerce, Accounts Receivable and Inventory Financing, personal and commercial lines Insurance Services, Web Services, Data Backup, Storage and Retrieval, and Payroll and Benefits Solutions to SMB relationships nationwide across all industries. We support the operations of our controlled portfolio companies by providing access to our proprietary and patented technology platform, including NewTracker®, our patented prospect management software.

We define SMBs as companies having revenues of $1.0 million to $100.0 million, and we estimate the SMB market to be over 27 million businesses in the U.S. While our primary investments include making loans and providing business solutions to the SMB market through NSBF and our controlled portfolio companies, we also may make opportunistic investments in larger or smaller companies. We expect to generate returns through a combination of realized gains on the sale of the government guaranteed portions of SBA 7(a) loans, contractual interest payments on debt investments, dividends from our controlled portfolio companies, equity appreciation (through direct investment in our controlled portfolio companies), servicing income and other income. We can offer no assurance that we will achieve our investment objective, and our Board may change our investment objective without stockholder approval. See “Risk Factors — Risks Related to Our Business and Structure – Our Board may change our investment objective, operating policies and strategies without prior notice or stockholder approval, the effects of which may be adverse” in this prospectus.

Our portfolio consists primarily of debt and equity investments in smaller privately-owned companies. Investing in these types of companies involves a number of significant risks. Typically, the debt in which we invest is not initially rated by any rating agency; however, we believe that if such investments were rated, they would be below investment grade. Below investment grade securities, which are often referred to as “high yield” or “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. See “Risk Factors — Risks Related to Our Investments Generally — An investment strategy focused primarily on smaller privately held companies involves a high degree of risk and presents certain challenges, including the lack of available information about these companies, a dependence on the talents and efforts of only a few key portfolio company personnel and a greater vulnerability to economic downturns” in this prospectus.

Organizational Overview

On November 12, 2014, our predecessor, Newtek Business Services, Inc. (“Newtek NY”), merged with and into Newtek Business Services Corp. for the purpose of reincorporating the Company in the state of Maryland. On that same date, the newly combined company, Newtek Business Services Corp., elected to be regulated as a BDC under the 1940 Act (the “BDC Conversion”). On October 22, 2014, prior to the BDC Conversion, we effectuated a 1 for 5 reverse stock split (the “Reverse Stock Split”) to attract institutional investors. As a result of the BDC Conversion, Newtek NY ceased to exist and the Company succeeded to Newtek NY’s operations as the sole surviving entity.

The Company is a Maryland corporation that is an internally managed, non-diversified closed-end management investment company that has elected to be regulated as a BDC under the 1940 Act. As a BDC, we are required to meet regulatory tests, including the requirement to invest at least 70% of our gross assets in “qualifying assets.” Qualifying assets generally include securities of private or thinly traded U.S. companies and cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less. See “Regulation” in this prospectus. In addition, we have elected to be treated for U.S. federal income tax purposes, and intend to qualify annually, as a RIC under the Code. See “Certain U.S. Federal Income Tax Considerations” in this prospectus.

Set forth below is a diagram of our current organizational structure which includes the approximate value of each wholly-owned portfolio company, as a percentage of total assets, as of March 31, 2019:

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(1)      NSBF is a consolidated subsidiary that is part of the Company’s business finance platform, and operates as a nationally licensed SBA lender under the federal Section 7(a) loan program with preferred lender program status.

(2)      Consists of SBA 7(a) Loans to small businesses.

(3)      CDS Business Services, Inc. d/b/a Newtek Business Credit Solutions (“NBC”), a wholly-owned portfolio company that is part of the Company’s business finance platform, provides receivables and inventory financing, management services, and managerial assistance to SMBs.

(4)      Newtek Merchant Solutions, LLC (“NMS”) is a wholly-owned portfolio company that markets credit and debit card processing services, check approval services, processing equipment, and software. At December 31, 2018, Premier Payments LLC (“Premier”), a wholly-owned portfolio company that marketed credit and debit card processing services, check approval services, processing equipment, and software, merged into NMS.

(5)      Newtek Technology Solutions, Inc. (“NTS”) is a wholly-owned portfolio company that provides website hosting, dedicated server hosting, cloud hosting, web design and development, internet marketing, ecommerce, data storage, backup and disaster recovery, and other related services.

(6)      Small Business Lending, LLC (“SBL”) is a wholly-owned portfolio company that is part of the Company’s business finance platform. SBL provides third-party loan servicing for SBA and non-SBA loans, and provides lending institutions with outsourced solutions for the entire SBA lending process, including credit analysis, structuring and eligibility, packaging, closing compliance and servicing.

(7)      Includes: (i) Newtek Insurance Agency, LLC (“NIA”), a wholly-owned portfolio company which is a retail and wholesale brokerage insurance agency, licensed in all 50 states, specializing in the sale of commercial and health/benefits lines insurance products to the SMB market as well as various personal lines of insurance; (ii) PMTWorks Payroll, LLC d/b/a Newtek Payroll and Benefits Solutions (“NPS” or “PMT”), a wholly-owned portfolio company which offers an array of industry standard and competitively priced payroll management, payment and tax reporting services to SMBs; (iii) International Professional Marketing, Inc. (“IPM”) and Sidco, LLC d/b/a Cloud Nine Services (“SIDCO”) are wholly-owned portfolio companies which consult, strategize, design, and implement technology solutions for enterprise and commercial clients across the U.S.; (iv) Newtek Business Lending, LLC (“NBL”), a wholly-owned portfolio company that provides SBA 504 loans and financing to the SMB market for the acquisition of fixed assets; and (v) Mobile Money, LLC (“Mobil Money”), a wholly-owned portfolio company that provides payment processing for a merchant portfolio of taxi cabs.

Business Finance Platform

SBA 7(a) Lending

Our portfolio consists of guaranteed and unguaranteed non-affiliate SBA loan investments that were made through our business finance platform, which includes NSBF, a nationally licensed SBA lender under the federal Section 7(a) loan program. The SBA is an independent government agency that facilitates one of the nation’s largest sources of SMB financing by providing credit guarantees for its loan programs. SBA 7(a) loans are partially guaranteed by the SBA, with SBA guarantees typically ranging between 75% and 90% of the principal and interest due. NSBF has a dedicated senior lending team that originates and services SBA 7(a) loans to qualifying SMBs. NSBF sells the guaranteed portions of its SBA 7(a) loans, typically within two weeks of origination, and retains the unguaranteed portion until accumulating sufficient loans for a securitization. NSBF’s securitization process is as follows. After accumulating sufficient unguaranteed portions of SBA 7(a) loans, the unguaranteed portions of the SBA 7(a) loans are transferred to a special purpose vehicle (a “Trust”), which in turn issues notes against the Trust’s assets in a private placement. The Trust’s primary source of income for repaying the securitization notes is the cash flows generated from the unguaranteed portion of SBA 7(a) loans owned by the Trust; principal on the securitization notes will be paid by cash flow in excess of that needed to pay various fees related to the operation of the Trust and interest on the debt. Securitization notes have an expected maturity of about five years, and the Trust is dissolved when the securitization notes are paid in full.

NSBF has received preferred lender program (“PLP”) status, a designation whereby the SBA authorizes the most experienced SBA lenders to place SBA guarantees on loans without seeking prior SBA review and approval. PLP status allows NSBF to serve its clients in an expedited manner since it is not required to present applications to the SBA for concurrent review and approval.

NSBF’s senior lending team has focused on making smaller loans, approximately $1,000,000 or less, in order to maintain a diversified pool of loans that are dispersed both geographically and among industries, which we believe limits NSBF’s exposure to regional and industry-specific economic downturns. NSBF supports its lending activities with lines of credit for the unguaranteed and guaranteed portions of SBA 7(a) Loans. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Capital Resources — Capital One Facility” for more information.

NSBF evaluates the credit quality of its loan portfolio by employing a risk rating system that is similar to the Uniform Classification System, which is the asset classification system adopted by the Federal Financial Institution Examinations Council. NSBF’s risk rating system is granular with multiple risk ratings in both the Acceptable and Substandard categories. NSBF assigns ratings based on numerous factors, including credit risk scores, collateral type, loan to value ratios, industry, financial health of the business, payment history, other internal metrics/analysis, and qualitative assessments. NSBF refreshes risk ratings as appropriate based upon considerations such as market conditions, loan characteristics, and portfolio trends. Refer to “Business — Ongoing Relationships with Portfolio Companies — Managerial Assistance, Monitoring” for a description of our risk rating system. Typically, the debt in which NSBF invest is not initially rated by any rating agency; however, we believe that if such investments were rated, they would be below investment grade. Below investment grade securities, which are often referred to as “high yield” or “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. See “Risk Factors — Risks Related to Our Investments Generally — An investment strategy focused primarily on smaller privately held companies involves a high degree of risk and presents certain challenges, including the lack of available information about these companies, a dependence on the talents and efforts of only a few key portfolio company personnel and a greater vulnerability to economic downturns” in this prospectus.

Receivables Financing, Inventory Financing and SBA 504 Lending

The business finance platform also includes NBC and NBL, both controlled portfolio companies. NBC provides receivables financing, inventory financing and health care receivables financing, and management services to SMBs, which may obtain $10,000 to $2,000,000 per month through the sale of their trade receivables or the financing of their inventories. In addition, NBL funds SBA 504 loans, which provide financing for the acquisition of fixed assets such as real estate or equipment.

Non-Conforming Commercial Lending

On November 27, 2018, the Company’s wholly-owned affiliate, Newtek Commercial Lending, Inc., and a wholly-owned affiliate of BlackRock TCP Capital Corp. (“BlackRock TCP”), Conventional Lending TCP Holdings LLC, entered into a joint venture, Newtek Conventional Lending, LLC (the “JV”), governed by the Limited Liability Company Agreement for the JV. The Company and BlackRock TCP each committed to contribute an equal share of equity funding to the JV and each will have equal voting rights on all material matters. The JV intends to deploy capital over the course of time with additional leverage supported by a warehouse line of credit. The intended purpose of the JV will be to originate commercial loans to middle-market companies as well as small businesses. Additionally, on April 29, 2019, the JV closed a $100 million senior-secured revolving credit facility, with a $100 million accordion feature, with Deutsche Bank.

Third Party Loan Servicing

SBL, a wholly owned, controlled portfolio company, engages in third-party loan servicing for SBA and non-SBA loans and provides lending institutions with outsourced solutions for the entire SBA lending process, including credit analysis, structuring and eligibility, packaging, closing compliance and servicing.

Controlled Portfolio Companies

In addition to our debt investments in portfolio companies, either directly or through our business finance platform, we also hold controlling interests in certain portfolio companies that, as of March 31, 2019, represented approximately 31% of our total investment portfolio. Specifically, we hold controlling interests in NMS, Mobil Money, NTS, SBL, NBC, NPS, NBL, NIA, IPM and SIDCO. We refer to these entities (among others), collectively, as our “controlled portfolio companies.” Our controlled portfolio companies provide us with an extensive network of business relationships that supplement our referral sources and that we believe will help us to maintain a robust pipeline of lending opportunities and expand our business finance platform.

Neither the controlled portfolio companies nor their operating revenues are consolidated in our financial reporting. The revenues that our controlled portfolio companies generate, after deducting operating expenses, may be distributed to us. As a BDC, our Board will determine quarterly the fair value of our controlled portfolio companies in a similar manner as our other investments. In particular, our investments in our controlled portfolio companies are valued using a valuation methodology that incorporates both the market approach (guideline public company method) and the income approach (discounted cash flow analysis). In following these approaches, factors that we may take into account in determining the fair value of our investments include, as relevant: available current market data, including relevant and applicable market trading comparables, the portfolio company’s earnings and discounted cash flows of forecasted future earnings, comparisons of financial ratios of peer companies that are public, and enterprise values, among other factors. In addition, the Company has engaged third party valuation firms to provide valuation consulting services for the valuation of certain of our controlled portfolio companies. See “Critical Accounting and Estimates — Fair Value Measurement.”

Certified Capital Companies (Capcos)

Certified capital companies, or “Capcos,” are companies that Newtek created pursuant to state-sponsored programs, which were designed to encourage investment in small and new businesses and to create economic activity and jobs in designated geographic areas. See “Business — Organizational Overview — Certified Capital Companies (Capcos).”

Historically, our Capcos invested in SMBs and generated interest income, investment returns, non-cash income from tax credits, and non-cash expenses (i.e., interest, insurance, and cash management fees and expenses). We have de-emphasized our Capco business in favor of growing our controlled portfolio companies and do not anticipate creating any new Capcos. We continue to invest in and lend to SMBs through our existing Capcos and intend to continue to meet the goals of the Capco programs.

As the Capcos reach 100% investment we will seek to de-certify them as Capcos and liquidate their remaining assets, which will reduce their operational costs (particularly compliance costs). Eleven of our original sixteen Capcos have reached this stage and have been de-certified and liquidated. See “Risk Factors — Risks Relating to Our Capco Business.”

Newtek® Branding

We have developed our branded line of products and services to offer a full-service suite of business and financial solutions for the U.S. SMB market. Newtek reaches potential customers through its integrated multi-channel approach featuring direct, indirect and direct outbound solicitation efforts. We continue to utilize and grow our primary marketing channel of strategic alliance partners as well as a direct marketing strategy to SMB relationships through our “go to market” brand, Your Business Solutions Company®. Through a television advertising campaign built around this brand, and our web presence, www.newtekone.com, we believe we are establishing ourselves as a preferred “go-to” provider for SMB financing and the solutions offered by our controlled portfolio companies. In addition, we supplement these efforts with extensive efforts to present Newtek® as the authority on small businesses and Your Business Solutions Company®.

We market services through referrals from our strategic alliance partners (using our patented NewTracker® referral management system) as well as direct referrals from our web presence, www.newtekone.com. Our NewTracker® referral system has a software application patent covering the systems and methods for tracking, reporting and performing processing activities and transactions in association with referral data and related information for a variety of product and service offerings in a business-to-business environment. The NewTracker® system provides for transparency between Newtek and referring parties and has been material in our ability to obtain referrals from a wide variety of sources. This patented system allows us and our alliance partners to review in real time the status of any referral as well as to provide real time compliance oversight by the respective alliance partner, which we believe creates confidence among the referred business client, the referring alliance partner and us. We own the NewTracker® patent, as well as all trademarks and other patented intellectual property used by us and our controlled portfolio companies.

Additional referrals are obtained from individual professionals in geographic markets that have signed up to provide referrals and earn commissions through our BizExec and TechExec Programs. Our BizExecs and TechExecs are traditionally information technology professionals, CPAs, independent insurance agents and sales and/or marketing professionals. In addition, electronic payment processing services are marketed through independent sales agents, and web technology and eCommerce services are marketed through internet-based marketing and third-party resellers. A common thread across all business lines of our controlled portfolio companies relates to acquiring customers at low cost and making strategic alliances primarily where we pay fees only for successful referrals. We seek to bundle our marketing efforts through our brand, our portal, our patented NewTracker® referral system, our web presence as Your Business Solutions Company® and one easy entry point of contact. We expect that this approach will allow us to continue to cross-sell the financing solutions of our business finance platform to customers of our controlled portfolio companies and build upon our extensive deal sourcing infrastructure. The compensation which we pay for referrals is consistent with industry practices.

Senior Lending Team and Executive Committee

The key members of our senior lending team (the “Senior Lending Team”), most of who have worked together for more than ten years each have over 25 years of experience in finance-related fields. These investment professionals have worked together to screen opportunities, underwrite new investments and manage a portfolio of investments in SMBs through two recessions, a credit crunch, the dot-com boom and bust and a historic, leverage-fueled asset valuation bubble. Each member brings a complementary component to a team well-rounded in finance, accounting, operations, strategy, business law and executive management.

Because we are internally managed by our Executive Committee, which includes Barry Sloane, Peter Downs, Christopher Towers and Michael A. Schwartz, under the supervision of our Board, and do not depend on a third-party investment advisor, we do not pay investment advisory fees and all of our income is available to pay our operating costs and to make distributions to our stockholders. While our portfolio companies are independently managed, our Executive Committee also oversees our controlled portfolio companies and, to the extent that we may make additional equity investments in the future, the Executive Committee will also have primary responsibility for the identification, screening, review and completion of such investments. We do not expect to focus our resources on investing in additional stand-alone equity investments, but may elect to do so from time to time on an opportunistic basis, if such opportunities arise. Messrs. Sloane and Downs have been involved together in the structuring and management of equity investments for the past sixteen years.

Market Opportunity

We believe that the limited amount of capital and financial products available to SMBs, coupled with the desire of these companies for flexible and partnership-oriented sources of capital and other financial products, creates an attractive investment environment for us to further expand our business finance platform and overall brand. We believe the following factors will continue to provide us with opportunities to grow and deliver attractive returns to stockholders.

The SMB market represents a large, underserved market.    We estimate the SMB market to include over 27 million businesses in the U.S. We believe that SMBs, most of which are privately-held, are relatively underserved by traditional capital providers such as commercial banks, finance companies, hedge funds and collateralized loan obligation funds. Further, we believe that such companies generally possess conservative capital structures with significant enterprise value cushions, as compared to larger companies with more financing options. While the largest originators of SBA 7(a) loans have traditionally been regional and national banks, from 2012 through 2018, NSBF was the largest non-bank originator of SBA 7(a) loans by dollar lending volume and is currently the fourth largest SBA 7(a) lender in the U.S. As a result, we believe we and our controlled portfolio companies are well positioned to provide financing to the types of SMBs that we have historically targeted and we have the technology and infrastructure in place presently to do it cost effectively in all 50 states and across many industries.

The increased capital requirements and other regulations placed on banks may reduce lending by traditional large financial institutions and community banks.    While many SMBs were previously able to raise debt financing through traditional large financial institutions, we believe this approach to financing will continue to be constrained for several years as continued implementation of U.S. and international financial reforms, such as Basel III, phase in and rules and regulations are promulgated under the Dodd-Frank Wall Street Reform and Consumer Protection Act. We believe that these regulations will increase capital requirements and have the effect of further limiting the capacity of traditional financial institutions to hold non-investment grade loans on their balance sheets. As a result, we believe that many of these financial institutions have de-emphasized their service and product offerings to SMBs, which we believe will make a higher volume of deal flow available to us.

Increased demand for comprehensive, business-critical SMB solutions.    Increased competition and rapid technological innovation are creating an increasingly competitive business environment that requires SMBs to fundamentally change the way they manage critical business processes. This environment is characterized by greater focus on increased quality, lower costs, faster turnaround and heightened regulatory scrutiny. To make necessary changes and adequately address these needs, we believe that companies are focusing on their core competencies and utilizing cost-effective outsourced solutions to improve productivity, lower costs and manage operations more efficiently. Our controlled portfolio companies provide critical business solutions such as electronic payment processing, managed IT solutions, personal and commercial insurance services and full-service payroll and benefit solutions, receivables financing and funding of SBA 504 loans which provide financing of fixed assets such as real estate or equipment. We believe that each of these market segments are underserved for SMBs and since we are able to provide comprehensive solutions under one platform, we are well positioned to continue to realize growth from these product offerings.

Competitive Advantages

We believe that we are well positioned to take advantage of investment opportunities in SMBs due to the following competitive advantages:

Internally Managed Structure and Significant Management Resources.    We are internally managed by our executive officers under the supervision of our Board and do not depend on an external investment advisor. As a result, we do not pay investment advisory fees and all of our income is available to pay our operating costs, which include employing investment and portfolio management professionals, and to make distributions to our stockholders. Our Senior Lending Team has developed what we believe to be one of the largest independent loan origination and servicing platforms that focuses exclusively on SMBs.

Business Model Enables Attractive Risk-Weighted Return on Investment in SBA 7(a) Lending.    Our SBA 7(a) loans are structured so as to permit rapid sale of the U.S. government guaranteed portions, often within weeks of origination, and the unguaranteed portions have been successfully securitized, usually within a year of origination. The return of principal and premium may result in an advantageous risk-weighted return on our original investment in each loan. We may determine to retain the government guaranteed or unguaranteed portions of loans for longer periods pending deployment of excess capital.

State of the Art Technology.    Our patented NewTracker® software enables us to board a SMB customer, process the application or inquiry, assemble necessary documents, complete the transaction and create a daily reporting system that is sufficiently unique as to receive a U.S. patent. This system enables us to identify a transaction, similar to a merchandise barcode or the customer management system used by SalesForce.com, then process a business transaction and generate internal reports used by management and external reports for strategic referral partners. It allows our referral partners to have digital access into our back office and follow on a real time, 24/7 basis the processing of their referred customers. This technology has been made applicable to all of the service and product offerings we make directly or through our controlled portfolio companies.

Established Direct Origination Platform with Extensive Deal Sourcing Infrastructure.    We have established a direct origination pipeline for investment opportunities without the necessity for investment banks or brokers as well as broad marketing channels that allow for highly selective underwriting. The combination of our Newtek® brand, our portal, our patented NewTracker® technology, and our web presence as Your Business Solutions Company® have created an extensive deal sourcing infrastructure. Although we pay fees for loan originations that are referred to us by our alliance partners, our investment team works directly with the borrower to assemble and underwrite loans. We rarely invest in pre-assembled loans that are sold by investment banks or brokers. As a result, we believe that our unique national origination platform allows us to originate attractive credits at a low cost. During 2018 we funded $469,176,000 of SBA 7(a) loans, based on the large volume of loan referrals we received in 2018. We anticipate that our principal source of investment opportunities will continue to be in the same types of SMBs to which we currently provide financing. Our Executive Committee and Senior Lending Team will also seek to leverage our extensive network of additional referral sources, including law firms, accounting firms, financial, operational and strategic consultants and financial institutions, with whom we have completed investments. We believe our current infrastructure and expansive relationships will continue to enable us to review a significant amount of high quality, direct (or non-brokered) investment opportunities.

Experienced Senior Lending Team with Proven Track Record.    We believe that our Senior Lending Team is one of the leading capital providers to SMBs. Our Senior Lending Team has expertise in managing the SBA process and has managed a diverse portfolio of investments with a broad geographic and industry mix. While the primary focus of NSBF is to expand its debt financing activities in SBA 7(a) loans, our Senior Lending Team is also focused on growing our business finance platform through our controlled portfolio companies NBC, which provides receivables financing, inventory financing and health care receivables financing, and NBL, which funds SBA 504 loans.

Flexible, Customized Financing Solutions for Seasoned, Smaller Businesses.    While NSBF’s primary focus is to expand its lending by activities by providing SBA 7(a) loans to SMBs, we also seek to offer SMBs a variety of attractive financing structures, as well as cost effective and efficient business solutions, to meet their capital needs through our subsidiaries and controlled portfolio companies. In particular, through our portfolio companies, we offer larger loans, between $5,000,000 and $15,000,000, greater than loans available with the SBA guarantee, but with a higher interest rate to compensate for the increased risk. Unlike many of our competitors, we believe we have the platform to provide a complete package of service and financing options for SMBs, which allows for cross-selling opportunities and improved client retention. We expect that a large portion of our capital will be loaned to companies that need growth capital, acquisition financing or funding to recapitalize or refinance existing debt facilities. Our lending will continue to focus on making loans to SMBs that:

•        have 3 to 10 years of operational history;

•        significant experience in management;

•        credit worthy owners who provide a personal guarantee for our investment;

•        show a strong balance sheet to collateralize our investments; and

•        show sufficient cash flow to be able to service the payments on our investments comfortably.

Although we may make investments in start-up businesses, we generally seek to avoid investing in high-risk, early-stage enterprises that are only beginning to develop their market share or build their management and operational infrastructure with limited collateral.

Disciplined Underwriting Policies and Rigorous Portfolio Management.    We pursue rigorous due diligence of all prospective investments originated through our platform. Our Senior Lending Team has developed an extensive underwriting due diligence process, which includes a review of the operational, financial, legal and industry performance and outlook for the prospective investment, including quantitative and qualitative stress tests, review of industry data and analysis of the creditworthiness of the borrower. These processes continue during the portfolio monitoring process, when we will conduct field examinations, review all compliance certificates and covenants and regularly assess the financial and business conditions and prospects of portfolio companies. In addition, SBL is servicer for commercial, SBA 7(a) and other government guaranteed investments whose exceptional servicing capabilities with compact timelines for loan resolutions and dispositions has attracted various third-party portfolios to these controlled portfolio companies.

The Offering

We may offer, from time to time, up to $300,000,000 of common stock, preferred stock, subscription rights to purchase shares of common stock, warrants, or debt securities, on terms to be determined at the time of each offering. We will offer our securities at prices and on terms to be set forth in one or more supplements to this prospectus. The offering price per share of our securities, less any underwriting commissions or discounts, generally will not be less than the net asset value per share of our securities at the time of an offering. However, we may issue securities pursuant to this prospectus at a price per share that is less than our net asset value per share (i) in connection with a rights offering to our existing stockholders, (ii) with the prior approval of the majority of our common stockholders or (iii) under such other circumstances as the SEC may permit. Any such issuance of shares of our common stock below net asset value may be dilutive to the net asset value of our common stock. See “Risk Factors — Risks Relating to Offerings Pursuant to this Prospectus”.

Our securities may be offered directly to one or more purchasers, or through agents designated from time to time by us, or to or through underwriters or dealers. The prospectus supplement relating to an offering will identify any agents or underwriters involved in the sale of our securities, and will disclose any applicable purchase price, fee, commission, or discount arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. See “Plan of Distribution”. We may not sell any of our securities through agents, underwriters or dealers without delivery of this prospectus and a prospectus supplement describing the method and terms of the offering of securities.

Set forth below is additional information regarding offerings of securities pursuant to this prospectus:

Use of Proceeds

Unless otherwise specified in a prospectus supplement, we plan to use the net proceeds from the sale of our securities for funding investments in debt and equity securities in accordance with our investment objective and strategies described in this prospectus. Additionally, we may use net proceeds for general corporate purposes, which include funding investments, repaying any outstanding indebtedness, acquisitions, and other general corporate purposes. The supplement to this prospectus relating to an offering will more fully identify the use of proceeds from such offering. See “Use of Proceeds”.

Distributions

We intend to pay quarterly distributions to our stockholders out of assets legally available for distribution. The quarterly distributions, if any, will be determined by our Board. The distributions we pay to our stockholders in a year may exceed our taxable income for that year and, accordingly, a portion of such distributions may constitute a return of capital for U.S. federal income tax purposes. The specific tax characteristics of our distributions will be reported to stockholders after the end of the calendar year. See “Price Range Of Common Stock And Distributions.”

Taxation

We have elected to be treated for U.S. federal income tax purposes, beginning with our 2015 tax year, and intend to qualify annually, as a RIC under Subchapter M of the Code. As a RIC, we generally will not have to pay corporate-level federal income taxes on any ordinary income or capital gains that we distribute to our stockholders. To maintain our RIC tax treatment, we must meet specified source-of-income and asset diversification requirements and distribute annually at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any (the “Annual Distribution Requirement”). See “Price Range Of Common Stock And Distributions” and “Certain U.S. Federal Income Tax Considerations.”

Leverage

As of July 1, 2019, we had an aggregate of $374.1 million of debt outstanding, including $94.6 million outstanding under our $150.0 million credit facility with Capital One (the “Credit Facility”), securitization notes payable of $190.6 million, $8.3 million of Notes due 2022, $57.5 million of Notes due 2023 and $23.1 million of notes payable to one of our controlled portfolio companies. We may seek additional forms of leverage and borrow funds to make investments, including before we have fully invested the proceeds of this offering. As a result, we will be exposed to the risks of leverage, which may be considered a speculative investment technique. The use of leverage magnifies the potential for loss on amounts invested and therefore increases the risks associated with investing in our securities. The costs associated with our borrowings are borne by our common stockholders. See “Risk Factors.”

Recent legislation has modified the 1940 Act by allowing a BDC to increase the maximum amount of leverage it may incur from an asset coverage ratio of 200% to an asset coverage ratio of 150%, if certain requirements are met. Pursuant to such legislation, on July 26, 2018, our stockholders approved a proposal to reduce our asset coverage ratio from 200% to 150%, effective July 27, 2018. As a result of our stockholders’ approval of the 150% asset coverage ratio, we may incur twice as much leverage as were permitted to incur under our previous 200% asset coverage limitation. We also are required to make certain disclosures on our website and in SEC filings regarding, among other things, the receipt of approval to increase our leverage, our leverage capacity and usage, and risks related to leverage. See “Regulation.”

Trading

Our common stock trades on the Nasdaq Global Market under the symbol “NEWT.” Shares of closed-end investment companies, including BDCs, frequently trade at a discount to their net asset value. The risk that our shares may trade at a discount to our net asset value is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether our shares will trade above, at or below net asset value. As of July 1, 2019, our common stock closed at a 48.7% premium to our net asset value of $15.31 per share as of March 31, 2019.

Dividend Reinvestment Plan

We have adopted an “opt out” dividend reinvestment plan. If your shares of common stock are registered in your own name, your distributions will automatically be reinvested under our dividend reinvestment plan in additional whole and fractional shares of common stock, unless you “opt out” of our dividend reinvestment plan so as to receive cash dividends by delivering a written notice to our dividend paying agent. If your shares are held in the name of a broker or other nominee, you should contact the broker or nominee for details regarding opting out of our dividend reinvestment plan. Stockholders who receive distributions in the form of stock will be subject to the same federal, state, and local tax consequences as stockholders who elect to receive their distributions in cash. See “Dividend Reinvestment Plan.”

Summary Risk Factors

The value of our assets, as well as the market price of our shares, will fluctuate. Our investments may be risky, and you may lose all or part of your investment in us. Investing in Newtek involves other risks, including (among others) the following:

•        Our investment portfolio is recorded at fair value, with our Board having final responsibility for overseeing, reviewing and approving, in good faith, its estimate of fair value and, as a result, there is uncertainty as to the value of our portfolio investments.

•        Any unrealized depreciation in our portfolio could be an indication of a portfolio company’s inability to meet its repayment obligations to us with respect to affected loans or a potential impairment of the value of affected equity investments. This could result in realized losses in the future and ultimately in reductions of our income and gains available for distribution in future periods.

•        We have generally sold the guaranteed portion of SBA loans in the secondary market, with such sales having resulted in our earning premiums and creating a stream of servicing income. There can be no assurance that we will be able to continue originating these loans, or that a secondary market will exist for, or that we will continue to realize premiums upon the sale of the guaranteed portions of the SBA 7(a) loans.

•        We are dependent upon our Senior Lending Team and our Executive Committee for our future success, and if we are unable to hire and retain qualified personnel or if we lose any member of our Senior Lending Team or our Executive Committee our ability to achieve our investment objective could be significantly harmed.

•        If we are unable to source investments effectively, we may be unable to achieve our investment objective.

•        Any failure on our part to maintain our status as a BDC would reduce our operating flexibility.

•        Because we borrow money, the potential for loss on amounts invested in us is magnified and may increase the risk of investing in us.

•        We may experience fluctuations in our quarterly and annual results.

•        We will be subject to corporate-level income tax if we are unable to maintain our qualification as a RIC or are unable to make the distributions required to maintain RIC tax treatment.

•        We may not be able to pay distributions to our stockholders, our distributions may not grow over time and a portion of our distributions may be a return of capital.

•        Changes in laws or regulations governing our operations may adversely affect our business or cause us to alter our business strategy.

•        NSBF, our wholly-owned subsidiary, is subject to regulation by the SBA.

•        We have specific risks associated with SBA loans.

•        If we cannot obtain additional capital because of either regulatory or market price constraints, we could be forced to curtail or cease our new lending and investment activities, our net asset value could decrease and our level of distributions and liquidity could be affected adversely.

•        Capital markets may experience periods of disruption and instability and we cannot predict when these conditions will occur. Such market conditions could materially and adversely affect debt and equity capital markets in the United States and abroad, which could have a negative impact on our business, financial condition and results of operations.

•        Our investments are very risky and highly speculative.

•        Economic recessions could impair our portfolio companies and harm our operating results.

•        The lack of liquidity in our investments may adversely affect our business.

•        We are a non-diversified investment company within the meaning of the 1940 Act, and therefore we may invest a significant portion of our assets in a relatively small number of issuers, which subjects us to a risk of significant loss if any of these issuers defaults on its obligations under any of its debt instruments or as a result of a downturn in the particular industry.

•        Defaults by our portfolio companies will harm our operating results.

•        Prepayments of our debt investments by our portfolio companies could adversely impact our results of operations and reduce our return on equity.

•        If the assets securing the loans that we make decrease in value, then we may lack sufficient collateral to cover losses.

•        Our portfolio companies may, from time to time, be involved in various legal matters. See “Legal Proceedings — Portfolio Companies” on page 45.

•        Stockholders may incur dilution if we sell shares of our common stock in one or more offerings at prices below the then current net asset value per share of our common stock or issue securities to subscribe to, convert to or purchase shares of our common stock.

•        Because we have received the approval of our stockholders, we are subject to 150% asset coverage beginning after July 26, 2018.

See “Risk Factors” beginning on page 19, and the other information included in this prospectus, for additional discussion of factors you should carefully consider before deciding to invest in our securities.

Recent Developments

Banc-serv Update

On March 22, 2019, the Company learned that five former employees of its portfolio company ADR Partners, LLC dba banc-serv Partners, LLC (“banc-serv”), were taken into custody in connection with the previously disclosed federal investigation of pre-acquisition conduct of certain former banc-serv employees. As previously disclosed, subsequent to the Company closing on its $5.4 million investment in banc-serv, banc-serv was served with a search warrant by the Federal Bureau of Investigation at banc-serv offices in Westfield, Indiana. Banc-serv has cooperated fully with the authorities during the investigation. As of December 31, 2018, the fair valuation of banc-serv was $0.00 and presently, banc-serv has no employees. Beginning in 2018, banc-serv’s customers were provided with the opportunity of contracting the services of another lender service provider portfolio company of the Company. As of March 15, 2019, the majority of banc-serv’s active customers had availed themselves of this option. While the outcome of this situation cannot at this time be predicted with certainty, the Company does not expect that the matter will materially affect the Company’s financial condition or results of operations.

Appointment of Chief Accounting Officer

On April 15, 2019, the Board appointed Christopher Towers as the Company’s Chief Accounting Officer, to be effective as of May 3, 2019. The position of Chief Accounting Officer was previously held by Jennifer C. Eddelson, who, on April 12, 2019, resigned from the Company effective May 3, 2019. Mr. Towers, age 33, has served as Vice President of Financial Reporting of the Company since September 2014, with principal responsibility for financial reporting and the development and implementation of the Company’s accounting policies and practices. Mr. Towers is a NYS certified public accountant and previously worked in the corporate reporting group of Pall Corporation from January 2014 to September 2014 and practiced as a CPA for six years with PwC from April 2012 to January 2014 and CohnReznick, LLP (formerly J.H. Cohn, LLP) from October 2008 to March 2012, primarily in the audit of public and private entities. Mr. Towers is a member of the NYS Society of CPAs and the AICPA. Mr. Towers: (i) was not appointed as the Company’s Chief Accounting Officer pursuant to any arrangement or understanding with any other person; (ii) does not have a family relationship with any of the Company’s directors or other executive officers; (iii) has not engaged, since the beginning of the Company’s last fiscal year, nor proposes to engage, in any transaction in which the Company was or is a participant; and (iv) has not entered into, nor expects to enter into, any material plan, contract, arrangement, grant or award in connection with his appointment as the Company’s Chief Accounting Officer.

Charter Amendment

On June 3, 2019, the Board approved, and has recommended that our shareholders approve, an amendment (the “Charter Amendment”) to the Company’s Articles of Amendment and Restatement (the “Charter”). The Charter Amendment would allow shareholders to amend the Company’s bylaws (the “Bylaws”) by the affirmative vote of the holders of a majority of all votes entitled to be cast. We expect to hold a special meeting of shareholders to allow shareholders to vote on the Charter Amendment in August of 2019. A similar proposal submitted for shareholder approval at the July 26, 2018 special meeting of shareholders failed to obtain shareholder approval. If shareholders approve the Charter Amendment, the Board has authorized us to make conforming amendments to the Bylaws. The existing Charter will remain in effect unless and until shareholders approve the Amendment.

Results of the Annual Meeting of Shareholders

On June 14, 2019, we held our Annual Meeting of Shareholders (the “Annual Meeting”). The proposals considered at the Annual Meeting are described in detail in the Company’s definitive proxy statement for the Annual Meeting as filed with the Securities and Exchange Commission on April 30, 2019 (the “Annual Meeting Proxy”). At the Annual Meeting, our shareholders approved Proposals I and II, as described in the Annual Meeting Proxy, and provided an advisory vote with respect to Proposal III.

A total of 16,962,194 shares of the Company’s common stock were present or represented by proxy at the meeting. The tabulation of votes was:

Proposal I: To elect one director of the Company, to serve on the Board of Directors until the Company’s Annual Meeting of Shareholders in 2022 and until his successor is duly elected and qualified:

Director	Votes For	Votes Withheld
Gregory Zink	6,338,604	108,920

Proposal II: To ratify the selection of RSM US LLP as the Company’s independent registered accounting firm (independent auditors) for the fiscal year ended December 31, 2019:

Votes For	Votes Against	Abstentions
16,656,886	191,835	113,473

Proposal III: An advisory vote on the compensation of the Company’s named executive officers:

Votes For	Votes Against	Abstentions
5,914,812	357,815	174,897

Extension of Stock Repurchase Program

On June 21, 2019, the Company announced the Board approved extending its current repurchase program under which the Company may repurchase up to 300,000 shares of the Company’s common stock, par value $0.02 per share, through open market purchases, including block purchases, in such manner as will comply with the provisions of the Investment Company Act of 1940 and the Securities Exchange Act of 1934, as amended. Unless extended or terminated by the Board, the Company expects the termination date for the repurchase plan will be on December 18, 2019.  To date, no repurchases have been made under the current repurchase program.

Credit Facility Amendment

On June 24, 2019, Newtek Small Business Finance, LLC (“NSBF”), one of our subsidiaries, entered into Omnibus Amendment No. 2 to Loan Documents (the “Amendment”), with Capital One, National Association (“Capital One”) and UBS Bank USA (“UBS”) as Lenders (in such capacity, collectively the “Lenders”), and Capital One as Administrative Agent, pursuant to which UBS increased its maximum commitment under the credit facility from $25,000,000 to $75,000,000, thereby increasing the aggregate maximum amount of all Lenders under the credit facility from $100,000,000 to $150,000,000 (the “Amended Credit Facility”).

General Information

Our principal executive offices are located at 1981 Marcus Avenue, Suite 130, Lake Success, NY 11042, our telephone number is (212) 356-9500 and our website may be found at http://www.NewtekOne.com. Information contained in our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus.

We are required to file periodic reports, current reports, proxy statements and other information with the SEC. This information is available on the SEC’s website at http://www.sec.gov. This information is also available free of charge by contacting us at Newtek Business Services Corp., 1981 Marcus Avenue, Suite 130, Lake Success, NY 11042, by telephone at (212) 356-9500 or on our website at http://www.NewtekOne.com. Information contained on our website or on the SEC’s website about us is not incorporated into this prospectus and you should not consider information contained on our website or on the SEC’s website to be part of this prospectus, or the registration statement of which this prospectus is a part.

FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that you will bear directly or indirectly. We caution you that many of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “you,” “us” or “Newtek,” or that “we” will pay fees or expenses, the Company will pay such fees and expenses out of our net assets and, consequently, you will indirectly bear such fees or expenses as an investor in Newtek Business Services Corp. However you will not be required to deliver any money or otherwise bear personal liability or responsibility for such fees or expenses.

Stockholder transaction expenses:
Sales load (as a percentage of offering price)	—	%(1)
Offering expenses borne by us (as a percentage of offering price)	—	%(2)
Dividend reinvestment plan fees	$15.00	(3)
Total stockholder transaction expenses (as a percentage of offering price)(4)	—%
Annual expenses (as a percentage of net assets attributable to common stock)(5):
Operating expenses	14.71	%(6)
Interest payments on borrowed funds	6.86	%(7)
Other expenses	0.03	%(8)
Acquired funds fees and expenses	None(9)
Total annual expenses	21.60	%(10)

____________

(1)      In the event that the securities to which this prospectus relates are sold to or through underwriters, a corresponding prospectus supplement will disclose the applicable sales load and the example will be updated accordingly.

(2)      The prospectus supplement corresponding to each offering will disclose the applicable estimated amounts of offering expenses of the offering and offering expenses borne by us as a percentage of the offering price.

(3)      The expenses of the dividend reinvestment plan are included in “other expenses.” The plan administrator’s fees will be paid by us. There will be no brokerage charges or other charges to stockholders who participate in the plan except that, if a participant elects by written notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the participant’s account and remit the proceeds to the participant, the plan administrator is authorized to deduct a $15.00 transaction fee plus a $0.10 per share brokerage commission from the proceeds. For additional information, see “Distribution Reinvestment Plan.”

(4)      Total stockholder transaction expenses may include sales load and will be disclosed in a future prospectus supplement, if any.

(5)      The annualized expenses are based on our annualized expenses and net asset value as of March 31, 2019.

(6)      “Operating expenses” represents an estimate of our annual operating expense. We do not have an investment advisor. We are internally managed by our executive officers under the supervision of our Board. As a result, we do not pay investment advisory fees. Instead we pay the operating costs associated with employing investment management professionals.

(7)      We may borrow funds from time to time to make investments to the extent that the economic situation is conducive to doing so. “Interest Payments on Borrowed Funds” represents estimated interest and fee payments on borrowed funds by estimating our annualized interest, fees and other debt-related expenses incurred for the year ended December 31, 2019, including our bank notes payable, Notes due 2022, Notes due 2023, related party notes payable and securitization notes payable.

(8)      “Other expenses” consist of estimated transfer agent expenses related to our dividend reinvestment plan.

(9)      We have no current intention to invest in the securities of other investment companies. However, we are permitted to make such investments in limited circumstances under the 1940 Act. If we were to make such investments, we would incur fees and our stockholders would pay two levels of fees. As we have no current expectation of making any such investments, any estimate of the amount of such fees would be highly speculative.

(10)    The holders of shares of our common stock indirectly bear the cost associated with our annual expenses.

Example

The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed that our annual operating expenses would remain at the levels set forth in the table above.

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$227	$715	$1,253	$2,852

The example and the expenses in the tables above should not be considered a representation of our future expenses, and actual expenses may be greater or less than those shown. While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. Further, while the example assumes reinvestment of all dividends and distributions at net asset value, participants in our dividend reinvestment plan will receive a number of shares of our common stock, generally determined by dividing the total dollar amount of the dividend payable to a participant by the market price per share of our common stock at the close of trading on the dividend payment date, which may be at, above or below net asset value. See “Dividend Reinvestment Plan” for additional information regarding our dividend reinvestment plan.

SELECTED CONSOLIDATED FINANCIAL AND OTHER DATA

The following selected statements of operations and balance sheet data have been derived from the audited financial statements for each of the five years ended December 31, 2018. The Consolidated Financial Statements for the years ended December 31, 2018, December 31, 2017, December 31, 2016, December 31, 2015, the period from November 12, 2014 to December 31, 2014, and the period from January 1, 2014 to November 11, 2014 have been audited by RSM US LLP. The selected financial data set forth below should be read in conjunction with, and is qualified by reference to, “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and our Consolidated Financial Statements, including the Notes thereto. The selected financial and other data for the three months ended March 31, 2019 and March 31, 2018 and other quarterly financial information is derived from our unaudited financial statements, but in the opinion of management, reflects all adjustments (consisting only of normal recurring adjustments) that are necessary to present fairly the results of such interim periods. Interim results as of and for the three months ended March 31, 2019 are not necessarily indicative of the results that may be expected for the year ending December 31, 2019.

			As a Business Development Company					Prior to becoming a Business Development Company
Statement of Operations Data:	Three Months Ended March 31, 2019	Three Months Ended March 31, 2018	2018	2017	2016	2015	November 12, 2014 to December 31, 2014	January 1, 2014 to November 11, 2014
Investment income	$13,764	$11,068	$49,515	$38,914	$30,965	$26,070	$1,976		$—
Operating revenues	—		—	—	—	—	—		131,847
Expenses	14,750	13,841	57,003	46,795	40,225	32,255	4,305		121,036
Net investment loss	(986)	(2,773)	(7,488)	(7,881)	(9,260)	(6,185)	(2,523)		—
Net increase in net assets resulting from operations	9,083	8,112	35,678	38,976	27,305	35,736	681		—
Net income	—	—	—	—	—	—	—		3,208
Net realized and unrealized gains (losses)	10,069	10,885	43,166	46,857	36,565	41,921	3,204		(3,668)
Per Share Data:
Net investment loss	$(0.05)	$(0.15)	$(0.40)	$(0.45)	$(0.64)	$(0.57)	$(0.33)		$—
Net increase in net assets resulting from operations	$0.48	$0.44	$1.91	$2.25	$1.88	$3.32	$0.09
Basic earnings per share	$—	$—	$—	$—	$—	$—	$—		$0.45
Diluted earnings per share	$—	$—	$—	$—	$—	$—	$—		$0.45
Dividends declared	$0.40	$0.40	$1.80	$1.64	$1.53	$4.45	$—		$—
Balance Sheet Data (at end of period):
Investments, at fair value	$557,658	$470,230	$541,096	$456,689	$345,224	$266,874	$233,462	$	N/A
Total assets	$681,734	$559,899	$653,341	$519,611	$401,450	$352,430	$301,832	$	N/A
Total debt	$352,702	$250,832	$331,630	$221,007	$176,019	$131,761	$122,543	$	N/A
Total liabilities	$389,728	$280,627	$365,896	$241,282	$192,356	$148,481	$135,414	$	N/A
Total net assets	$292,006	$279,272	$287,445	$278,329	$209,094	$203,949	$166,418	$	N/A
Common shares outstanding at end of period	19,073	18,561	18,919	18,457	14,624	14,509	10,206		N/A

For the quarter ended (In Thousands, except per share data)
2019	March 31, 2019
Total investment income	$13,764
Net investment loss	$(986)
Net increase in net assets resulting from operations	$9,083
Net increase in net assets resulting from operations per share	$0.48
	For the quarter ended (In Thousands, except per share data)
2018	March 31, 2018	June 30, 2018	September 30, 2018	December 31, 2018
Total investment income	$11,068	$11,404	$12,385	$14,658
Net investment loss	$(2,773)	$(2,134)	$(1,446)	$(1,135)
Net increase in net assets resulting from operations	$8,112	$7,621	$12,384	$7,561
Net increase in net assets resulting from operations per share	$0.44	$0.41	$0.66	$0.40
	For the quarter ended (In Thousands, except per share data)
2017	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017
Total investment income	$8,993	$9,904	$9,601	$10,416
Net investment loss	$(2,094)	$(1,680)	$(1,192)	$(2,915)
Net increase in net assets resulting from operations	$5,904	$6,930	$8,077	$18,065
Net increase in net assets resulting from operations per share	$0.36	$0.40	$0.46	$1.00
	For the quarter ended (In Thousands, except per share data)
2016	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016
Total investment income	$6,794	$7,223	$7,851	$9,097
Net investment loss	$(1,380)	$(4,081)	$(2,125)	$(1,674)
Net increase in net assets resulting from operations	$5,604	$5,372	$10,040	$6,289
Net increase in net assets resulting from operations per share	$0.39	$0.37	$0.69	$0.43

FINANCIAL HIGHLIGHTS

The financial highlights for the Company are as follows:

	Three Months Ended March 31, 2019		Three Months Ended March 31, 2018		December 31, 2018	December 31, 2017	December 31, 2016	December 31, 2015	November 12, 2014 through December 31, 2014
Per share data(1)
Net asset value at beginning of period	$15.19		$15.08		$15.08	$14.30	$14.06	$16.31	$13.49
Net investment loss	(0.05)		(0.15)		(0.40)	(0.45)	(0.64)	(0.57)	(0.33)
Net realized gain on investments	0.49		0.54		2.31	2.27	2.17	3.14	0.08
Net unrealized appreciation (depreciation) on investments	0.04		0.10		0.36	0.75	0.85	0.94	0.36
Net unrealized depreciation on servicing assets	(0.03)		(0.03)		(0.30)	(0.20)	(0.16)	(0.13)	(0.02)
Change in provision for deferred taxes	0.03		(0.02)		(0.06)	(0.12)	(0.34)	(0.06)	—
Net increase in net assets resulting from operations	0.48		0.44		1.91	2.25	1.88	3.32	0.09
Distributions to common stockholders	(0.40)		(0.40)		(1.80)	(1.64)	(1.53)	(4.45)	—
Stock-based compensation expense	0.01		—		0.02	0.05	0.04	—	—
Consolidation of Exponential Business Development Co., Inc.	—		—		—	—	(0.03)	—	—
Reversal of deferred tax asset	—		—		—	—	—	(0.19)	—
Out of period adjusted related to BDC Conversion	—		—		—	—	—	(0.06)	—
Exponential of New York LLC distributions to members	—		—		—	—	—	(0.25)	—
Accretive effect of stock offerings (issuing shares above NAV per share)	0.03		—		0.04	0.02	—	2.43	2.73
Accretive effect of shares issued in connection with investments (issuing shares above NAV per share)	—		—		—	0.01	—	—	—
Accretive effect of shares issued in connection with DRIP (issuing shares above NAV per share)	—		—		0.01	—	—	—	—
Dilutive effect of special dividend	—		—		—	—	—	(3.07)	—
Dilutive effect of restricted stock awards	(0.01)		(0.08)		(0.08)	—	(0.11)	—	—
Other(4)	0.01		0.01		0.01	0.09	(0.01)	0.02	—
Net asset value at end of period	$15.31		$15.05		$15.19	$15.08	$14.30	$14.06	$16.31

Per share market value at end of period	$19.64		$18.07		$17.44	$18.49	$15.90	$14.32	$14.76
Total return based on market value(2)	10.32%		(0.11)%		4.06%	26.60%	24.51%	24.46%	13.10%
Total return based on average net asset value(2)(3)	3.42%		2.45%		12.67%	16.92%	12.59%	13.52%	20.87%
Shares outstanding at end of period (in thousands)	19,073		18,561		18,919	18,457	14,624	14,509	10,206
Ratios/Supplemental Data:
Net assets at end of period	$292,006		$279,272		$287,445	$278,329	$209,094	$203,949	$166,418
Ratio of expenses to average net assets	20.36	%(6)	19.86	%(7)	20.15%	19.20%	19.48%	17.42%	20.46%
Ratio of net investment loss to average net assets	(1.36	)%(6)	(3.98	)%(7)	(2.65)%	(3.23)%	(4.48)%	(3.34)%	(11.99)%
Portfolio turnover	25.58%		26.25%		130.41%	116.38%	109.6%	103.5%	5.08%
Average debt outstanding	$347,787		$238,536		$279,254	$193,747	$151,502	$128,680	$108,483
Average debt outstanding per share	$18.23		$12.85		$14.76	$10.50	$10.36	$8.87	$10.63
Asset coverage ratio(5)	182%		209%		185%	229%	222%	249%	223%

____________

(1)      Based on actual number of shares outstanding at the end of the corresponding period or the weighted average shares outstanding for the period, unless otherwise noted, as appropriate.

(2)      Assumes dividends are reinvested.

(3)      Total return based on average net asset value was calculated using the sum of ending net asset value plus dividends to stockholders during the period, divided by the beginning net asset value.

(4)      Includes the impact of the different share amounts as a result of calculating certain per share data based on weighted average shares outstanding during the period and certain per share data based on shares outstanding as of a period end or transaction date.

(5)      Calculated based on $358,073,000, $256,065,000, $337,501,000, $221,007,000, $171,244,000, $134,816,000, and $122,543,000 of senior securities outstanding at March 31, 2019, March 31, 2018, December 31, 2018, 2017, 2016, 2015, and 2014, respectively.

(6)      Annualized for the three months ended March 31, 2019.

(7)      Annualized for the three months ended March 31, 2018.

RISK FACTORS

You should carefully consider the risk factors described below and under the caption “Risk Factors” in any accompanying prospectus supplement, free writing prospectus, or documents incorporated by reference into this prospectus, together with all of the other information included in this prospectus, any accompanying prospectus supplement, free writing prospectus, or other documents incorporated by reference into this prospectus, including our consolidated financial statements and the related notes thereto, before you decide whether to make an investment in our securities. The risks set out below are not the only risks we face. Additional risks and uncertainties not currently known to us or that we currently deem to be immaterial also may materially adversely affect our business, financial condition and/or operating results. If any of the following events occur, our business, financial condition and results of operations could be materially adversely affected. In such case, our net asset value and the trading price of our common stock could decline, and you may lose all or part of your investment.

RISKS RELATED TO OUR BUSINESS AND STRUCTURE

Our investment portfolio is recorded at fair value, with our Board having final responsibility for overseeing, reviewing and approving, in good faith, its estimate of fair value and, as a result, there is uncertainty as to the value of our portfolio investments.

Under the 1940 Act, we are required to carry our portfolio investments at market value or, if there is no readily available market value, at fair value as determined by us, with our Board having final responsibility for overseeing, reviewing and approving, in good faith, our estimate of fair value. Typically, there is not a public market for the securities of the privately held companies in which we invest. As a result, we value these securities annually and quarterly at fair value based on various inputs, including management, third-party valuation firms and our audit committee, and with the oversight, review and approval of our Board.

The determination of fair value and consequently, the amount of unrealized gains and losses in our portfolio, are to a certain degree, subjective and dependent on a valuation process approved by our Board. Certain factors that may be considered in determining the fair value of our investments include external events, such as private mergers, sales and acquisitions involving comparable companies. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, they may fluctuate over short periods of time and may be based on estimates. Our determinations of fair value may differ materially from the values that would have been used if a ready market for these securities existed. Due to this uncertainty, our fair value determinations may cause our net asset value on a given date to materially understate or overstate the value that we may ultimately realize on one or more of our investments. As a result, investors purchasing our common stock based on an overstated net asset value would pay a higher price than the value of our investments might warrant. Conversely, investors selling stock during a period in which the net asset value understates the value of our investments will receive a lower price for their stock than the value of our investments might warrant.

Any unrealized depreciation we experience in our portfolio may be an indication of a portfolio company’s inability to meet its repayment obligations to us with respect to affected loans or a potential impairment of the value of affected equity investments. This could result in realized losses in the future and ultimately in reductions of our income and gains available for distribution in future periods.

As a BDC, we are required to carry our investments at market value or, if no market value is ascertainable, at the fair value as determined in good faith by our Board. Decreases in the market values or fair values of our investments will be recorded as unrealized depreciation. Any unrealized depreciation in our portfolio could be an indication of a portfolio company’s inability to meet its repayment obligations to us with respect to affected loans or a potential impairment of the value of affected equity investments. This could result in realized losses in the future and ultimately in reductions of our income and gains available for distribution in future periods.

Our financial condition and results of operations will depend on our ability to manage and deploy capital effectively.

Our ability to achieve our investment objective will depend on our ability to manage and deploy capital, which will depend, in turn, on our management’s ability to identify, evaluate and monitor, and our ability to finance and invest in, companies that meet our investment criteria.

Accomplishing our investment objective on a cost-effective basis will largely be a function of our management’s handling of the investment process, its ability to provide competent, attentive and efficient services and our access to investments offering acceptable terms. In addition to monitoring the performance of our existing investments, our Senior Lending Team and our Executive Committee is called upon, from time to time, to provide managerial assistance to some of our portfolio companies.

These demands on their time may distract them or slow the rate of investment. Even if we are able to grow and build upon our investment operations, any failure to manage our growth effectively could have a material adverse effect on our business, financial condition, results of operations and prospects. The results of our operations will depend on many factors, including the availability of opportunities for investment, readily accessible short and long-term funding alternatives in the financial markets and economic conditions. Furthermore, if we cannot successfully operate our business or implement our investment policies and strategies as described herein, it could negatively impact our ability to pay dividends.

We are dependent upon our Senior Lending Team and our Executive Committee for our future success, and if we are unable to hire and retain qualified personnel or if we lose any member of our Senior Lending Team or our Executive Committee our ability to achieve our investment objective could be significantly harmed.

We depend on our Senior Lending Team and Executive Committee as well as other key personnel for the identification, final selection, structuring, closing and monitoring of our investments. These executive officers and employees have critical industry experience and relationships that we rely on to implement our business plan. Our future success depends on the continued service of our Senior Lending Team and our Executive Committee and the replacement of any departing individuals with others of comparable skills and experience. The departure of any of the members of our Senior Lending Team, our Executive Committee or a significant number of our senior personnel could have a material adverse effect on our ability to achieve our investment objective. As a result, we may not be able to operate our business as we expect, and our ability to compete could be harmed, which could cause our operating results to suffer.

We operate in a highly competitive market for investment opportunities, which could reduce returns and result in losses.

We compete for investments with other financial institutions and various SMB lenders, as well as other sources of funding. Additionally, competition for investment opportunities has emerged among alternative investment vehicles, such as CLOs, some of which are sponsored by other alternative asset investors, as these entities have begun to focus on making investments in SMBs. As a result of these new entrants, competition for our investment opportunities may intensify. Many of our competitors will be substantially larger and have considerably greater financial, technical and marketing resources than us. For example, some competitors may have a lower cost of capital and access to funding sources that will not be available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments than we will have. These characteristics could allow our competitors to consider a wider variety of investments, establish more relationships and offer better pricing and more flexible structuring than we will be able to offer. We may lose investment opportunities if we do not match our competitors’ pricing, terms and structure. If we are forced to match our competitors’ pricing, terms and structure, we may not be able to achieve acceptable returns on our investments or may bear substantial risk of capital loss. Furthermore, many of our competitors will have greater experience operating under, or will not be subject to, the regulatory restrictions that the 1940 Act will impose on us as a BDC, or the source-of-income, asset diversification, and distribution requirements we must satisfy to maintain our tax treatment as a RIC.

If we are unable to source investments effectively, we may be unable to achieve our investment objective.

Our ability to achieve our investment objective depends on our Senior Lending Team’s and our Executive Committee’s ability to identify, evaluate and invest in suitable companies that meet our investment criteria. Accomplishing this result on a cost-effective basis is largely a function of our marketing capabilities, our management of the investment process, our ability to provide efficient services and our access to financing sources on acceptable terms. In addition to monitoring the performance of our existing investments, members of our Senior Lending Team, our Executive Committee and our other investment professionals may also be called upon to provide managerial assistance to our portfolio companies. These demands on their time may distract them or slow the rate of investment. To grow, we need to continue to hire, train, supervise and manage new employees and to implement computer and other systems capable of effectively accommodating our growth. However, we cannot provide assurance that any such employees will contribute to the success of our business or that we will implement such systems effectively. Failure to manage our future growth effectively could have a material adverse effect on our business, financial condition and results of operations.

Our business model depends to a significant extent upon strong referral relationships, and our inability to maintain or further develop these relationships, as well as the failure of these relationships to generate investment opportunities, could adversely affect our business.

We expect that members of our Senior Lending Team and our Executive Committee will maintain their relationships with intermediaries, financial institutions, investment bankers, commercial bankers, financial advisors, attorneys, accountants, consultants, alliance partners, and other individuals within their networks, and we will rely, to a significant extent, upon these relationships to provide us with potential investment opportunities. If our Senior Lending Team and our Executive Committee fail to maintain its existing relationships or develop new relationships with sources of investment opportunities, we may not be able to grow our investment portfolio. In addition, individuals with whom members of our Senior Lending Team and our Executive Committee have relationships are not obligated to provide us with investment opportunities, and, therefore, there is no assurance that such relationships will generate investment opportunities for us.

Any failure on our part to maintain our status as a BDC would reduce our operating flexibility.

We have elected to be regulated as a BDC under the 1940 Act. The 1940 Act imposes numerous constraints on the operations of BDCs. For example, BDCs are required to invest at least 70% of their gross assets in specified types of securities, primarily in private companies or thinly-traded U.S. public companies, cash, cash equivalents, U.S. government securities and other high quality debt investments that mature in one year or less. Furthermore, any failure to comply with the requirements imposed on BDCs by the 1940 Act could cause the SEC to bring an enforcement action against us and/or expose us to claims of private litigants. In addition, upon approval of a majority of our stockholders, we may elect to withdraw our status as a BDC. If we decide to withdraw our election, or if we otherwise fail to maintain our qualification, as a BDC, we may be subject to the substantially greater regulation under the 1940 Act as a closed-end investment company. Compliance with such regulations would significantly decrease our operating flexibility, and could significantly increase our costs of doing business.

Regulations governing our operation as a BDC affect our ability to raise additional capital and the way in which we do so. As a BDC, the necessity of raising additional capital may expose us to risks, including the typical risks associated with leverage.

We may issue debt securities or preferred stock and/or borrow money from banks or other financial institutions, which we refer to collectively as “senior securities,” up to the maximum amount permitted by the 1940 Act. Under the provisions of the 1940 Act, and pursuant to the approval that we received from our stockholders on July 26, 2018, we are permitted, as a BDC, to issue senior securities in amounts such that our asset coverage ratio, as defined in the 1940 Act, equals at least 150% of gross assets less all liabilities and indebtedness not represented by senior securities, after each issuance of senior securities. See “Regulation.” If the value of our assets declines, we may be unable to satisfy this test. If that happens, we may be required to sell a portion of our investments and, depending on the nature of our leverage, repay a portion of our indebtedness at a time when such sales may be disadvantageous. Also, any amounts that we use to service our indebtedness would not be available for distributions to our common stockholders. Continuing to expand our debt financing activities in SBA 7(a) loans, SBA 504 loans and conventional loans will require us to raise additional capital. The failure to continue to generate such loans on a consistent basis could have a material impact on our results of operations, and accordingly, our ability to make distributions to our stockholders.

We generally may not issue and sell our common stock at a price below net asset value per share. We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the then-current net asset value per share of our common stock if our Board determines that such sale is in our best interests and in the best interests of our stockholders, and our stockholders approve such sale. In any such case, the price at which our securities are to be issued and sold may not be less than a price that, in the determination of our Board, closely approximates the market value of such securities (less any distributing commission or discount). If we raise additional funds by issuing more common stock or senior securities convertible into, or exchangeable for, our common stock, then the percentage ownership of our stockholders at that time will decrease, and you may experience dilution.

Because we intend to distribute substantially all of our income to our stockholders to maintain our tax treatment as a RIC, we will continue to need additional capital to finance our growth, and regulations governing our operation as a BDC will affect our ability to, and the way in which we, raise additional capital and make distributions.

As a RIC, we generally are required to distribute substantially all of our ordinary income to meet the Annual Distribution Requirement and the Excise Tax Avoidance Requirement (discussed below), which consequently increases the need to raise additional debt and equity capital. Furthermore, as a result of issuing senior securities, we would also be exposed to typical risks associated with leverage, including an increased risk of loss. If we issue preferred stock, the preferred stock would rank “senior” to common stock in our capital structure, preferred stockholders would have separate voting rights on certain matters and might have other rights, preferences, or privileges more favorable than those of our common stockholders, and the issuance of preferred stock could have the effect of delaying, deferring or preventing a transaction or a change of control that might involve a premium price for holders of our common stock or otherwise be in your best interest.

Because we borrow money, the potential for loss on amounts invested in us is magnified and may increase the risk of investing in us.

Borrowings, also known as leverage, magnify the potential for loss on investments in our indebtedness and on invested equity capital. As we use leverage to partially finance our investments, you will experience increased risks of investing in our securities. If the value of our assets increases, then leveraging would cause the net asset value attributable to our common stock to increase more sharply than it would have had we not leveraged. Conversely, if the value of our assets decreases, leveraging would cause net asset value to decline more sharply than it otherwise would have had we not leveraged our business. Similarly, any increase in our income in excess of interest payable on the borrowed funds would cause our net investment income to increase more than it would without the leverage, while any decrease in our income would cause net investment income to decline more sharply than it would have had we not borrowed. Such a decline could negatively affect our ability to pay common stock dividends, scheduled debt payments or other payments related to our securities. Leverage is generally considered a speculative investment technique.

Illustration: The following table illustrates the effect of leverage on returns from an investment in our common stock assuming various annual returns, net of expenses. The calculations in the table below are hypothetical and actual returns may be higher or lower than those appearing in the table below:

Effects of Leverage Based on the Actual Amount of Borrowings Incurred by
the Company as of March 31, 2019(1)

Assumed Return on Our Portfolio
(net of expenses)

	(10)%	(5)%	0%	5%	10%
Corresponding net return to stockholders(2)	(29.86)%	(18.19)%	(6.52)%	5.16%	16.83%

Effects of Leverage Based on the Pro Forma Maximum Amount of Borrowings That May
Be Incurred by the Company Under the 150% Minimum Asset Coverage Ratio(3)

Assumed Return on Our Portfolio
(net of expenses)

	(10)%	(5)%	0%	5%	10%
Corresponding net return to stockholders(4)	(34.91)%	(23.24)%	(11.56)%	0.11%	11.78%

____________

(1)      Assumes $681,734,000 in total assets, $358,073,000 in debt outstanding, $292,006,000 in net assets as of March 31, 2019, and an average cost of funds of 5.32%. Actual interest payments may be different.

(2)      In order for us to cover our annual interest payments on indebtedness, we must achieve annual returns on our March 31, 2019 total assets of at least 2.79%.

(3)      Assumes $681,734,000 in total assets, $584,012,000 in debt outstanding, $292,006,000 in net assets as of March 31, 2019, and an average cost of funds of 5.78%. Actual interest payments may be different.

Our ability to achieve our investment objective may depend in part on our ability to access additional leverage on favorable terms, and there can be no assurance that such additional leverage can in fact be achieved.

To the extent we borrow money to finance our investments, changes in interest rates will affect our cost of capital and net investment income.

To the extent we borrow money to finance investments, our net investment income will depend, in part, upon the difference between the rate at which we borrow funds and the rate at which we invest those funds. As a result, we can offer no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income in the event we borrow money to finance our investments. In periods of rising interest rates, our cost of funds would increase, which could reduce our net investment income. We expect that our long-term fixed-rate investments will be financed primarily with equity and/or long-term debt. We may use interest rate risk management techniques in an effort to limit our exposure to interest rate fluctuations. Such techniques may include various interest rate hedging activities to the extent permitted by the 1940 Act. If we do not implement these techniques properly, we could experience losses on our hedging positions, which could be material. In addition, depending on the frequency and magnitude of rising interest rates, these interest rate increases could negatively impact premiums received on the sale of guaranteed SBA loans, and further, could increase prepayment speeds on outstanding SBA loans, potentially negatively impacting the Company’s financial results.

To the extent that our securitization notes, Related Party RLOC, and certain investments extend beyond 2021, the interest rates for these obligations might be subject to change based on recent regulatory changes

LIBOR, the London Interbank Offered Rate, is the basic rate of interest used in lending transactions between banks on the London interbank market and is widely used as a reference for setting the interest rate on loans globally. The interest rates of our securitization notes and Related Party RLOC are calculated using LIBOR.

On July 27, 2017, the United Kingdom’s Financial Conduct Authority, which regulates LIBOR, announced that it intends to phase out LIBOR by the end of 2021. It is unclear if at that time whether LIBOR will cease to exist or if new methods of calculating LIBOR will be established such that it continues to exist after 2021. The U.S. Federal Reserve, in conjunction with the Alternative Reference Rates Committee, a steering committee comprised of large U.S. financial institutions, is considering replacing U.S. dollar LIBOR with a new index calculated by short term repurchase agreements, backed by Treasury securities. The future of LIBOR at this time is uncertain. If LIBOR ceases to exist, we may need to renegotiate any agreements extending beyond 2021 that utilize LIBOR as a factor in determining the interest rate to replace LIBOR with the new standard that is established, which may have an adverse effect on our ability to receive attractive returns.

Because we have received the approval of our stockholders, we are subject to 150% asset coverage beginning after July 26, 2018.

On April 27, 2018, the Company announced that its Board, including a “required majority” (as such term is defined in the 1940 Act) of the Board, approved application to the Company of the asset coverage requirements set forth in Section 61(a)(2) of the 1940 Act, as modified by the Small Business Credit Availability Act. As a result, the Company’s asset coverage requirements for senior securities were to change from 200% to 150%, effective April 27, 2019. However, at the Company’s special meeting of stockholders, held on July 26, 2018, its stockholders approved, among other things, the application of the modified asset coverage requirements set forth in Section 61(a)(2) of the 1940 Act. As a result, the Company’s asset coverage requirements for senior securities were reduced from 200% to 150%, effective July 27, 2018. As a result, we are able to increase our leverage up to an amount that reduces our asset coverage ratio from 200% to 150% (i.e., the amount of debt may not exceed 66 2/3% of the value of our assets) beginning on July 27, 2018, assuming that additional borrowings are available. As of March 31, 2019, we had aggregate principal amount of senior securities outstanding of $358,073,000, and our asset coverage was 182%.

Prior to stockholder approval at the Special meeting held on July 26, 2018, the 1940 Act generally prohibited us from incurring indebtedness unless immediately after such borrowing we had an asset coverage for total borrowings of at least 200% (i.e., the amount of debt may not exceed 50% of the value of our assets). However, recent legislation modified the 1940 Act by allowing a BDC to increase the maximum amount of leverage it may incur from an asset coverage ratio of 200% to an asset coverage ratio of 150%, if certain requirements are met. Under the legislation, we are allowed to increase our leverage capacity if stockholders representing at least a majority of the votes cast, when quorum is met, approve a proposal to do so. As a result of the recent stockholder approval, we were allowed to increase our leverage capacity on the first day after such approval, or July 27, 2018. As a result of the approval, we are required to make certain disclosures on our website and in SEC filings regarding, among other things, the receipt of approval to increase our leverage, our leverage capacity and usage, and risks related to leverage.

Leverage magnifies the potential for loss on investments in our indebtedness and on invested equity capital. As we use leverage to partially finance our investments, you will experience increased risks of investing in our securities. If the value of our assets increases, then the additional leverage would cause the net asset value attributable to our common stock to increase more sharply than it would have had we not increased our leverage. Conversely, if the value of our assets decreases, the additional leverage would cause net asset value to decline more sharply than it otherwise would have had we not increased our leverage. Similarly, any increase in our income in excess of interest payable on the borrowed funds would cause our net investment income to increase more than it would without the additional leverage, while any decrease in our income would cause net investment income to decline more sharply than it would have had we not increased our leverage. Such a decline could negatively affect our ability to pay common stock dividends, scheduled debt payments or other payments related to our securities. Leverage is generally considered a speculative investment technique.

In addition, the ability of BDCs to increase their leverage will increase the capital available to BDCs and thus competition for the investments that we seek to make. This may negatively impact pricing on the investments that we do make and adversely affect our net investment income and results of operations.

We may experience fluctuations in our quarterly and annual results.

We may experience fluctuations in our quarterly and annual operating results due to a number of factors, including our ability or inability to make investments in companies that meet our investment criteria, the interest rate payable on the debt securities we acquire, the default rate of such securities, the level of portfolio dividend and fee income, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

Regulations governing our operation as a BDC affect our ability to raise additional capital and the way in which we do so. As a BDC, the necessity of raising additional capital may expose us to risks, including the typical risks associated with leverage.

We may issue debt securities or preferred stock and/or borrow money from banks or other financial institutions, which we refer to collectively as “senior securities,” up to the maximum amount permitted by the 1940 Act. Under the provisions of the 1940 Act, we are permitted, as a BDC, to issue senior securities in amounts such that our asset coverage ratio, as defined in the 1940 Act, equals at least 150% of gross assets less all liabilities and indebtedness not represented by senior securities, after each issuance of senior securities. If the value of our assets declines, we may be unable to satisfy this test. If that happens, we may be required to sell a portion of our investments and, depending on the nature of our leverage, repay a portion of our indebtedness at a time when such sales may be disadvantageous. Also, any amounts that we use to service our indebtedness would not be available for distributions to our common stockholders. Continuing to expand our debt financing activities in SBA 7(a) loans will require us to raise additional capital. The failure to continue to generate such loans on a consistent basis could have a material impact on our results of operations, and accordingly, our ability to make distributions to our stockholders.

We generally may not issue and sell our common stock at a price below net asset value per share. However, at a July 26, 2018 Special Meeting of Stockholders, our stockholders authorized us to sell shares of our common stock (during the following 12 months) at a price below its then current net asset value per share subject to certain conditions (including that the cumulative number of shares sold does not exceed 20% of its then outstanding common stock immediately prior to each such sale) for a period that ended on June 14, 2019, the date of our annual meeting of stockholders. We also may sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the then-current net asset value per share of our common stock if our Board determines that such sale is in our best interests and in the best interests of our stockholders, and our stockholders approve such sale. In any such case, the price at which our securities are to be issued and sold may not be less than a price that, in the determination of our Board, closely approximates the market value of such securities (less any distributing commission or discount). If we raise additional funds by issuing more common stock or senior securities convertible into, or exchangeable for, our common stock, then the percentage ownership of our stockholders at that time will decrease, and you may experience dilution. We have requested that stockholders approve another proposal that would allow us to issue common stock at a discount from our NAV per share at a special meeting of shareholders, which we expect to take place on August 2, 2019. See “Sales of Common Stock Below Net Asset Value” for additional information.

Our Board may change our investment objective, operating policies and strategies without prior notice or stockholder approval, the effects of which may be adverse.

Although we must obtain stockholder approval to cease to be, or withdraw our election as, a BDC, our Board has the authority to modify or waive our investment objective, current operating policies, investment criteria and strategies without prior notice and without stockholder approval. We cannot predict the effect any changes to our current operating policies, investment criteria and strategies would have on our business, net asset value, operating results and value of our stock. However, the effects might be adverse, which could negatively impact our ability to make distributions and cause stockholders to lose all or part of their investment.

We will be subject to corporate-level income tax if we are unable to maintain our treatment as a RIC or are unable to make the distributions required to maintain RIC tax treatment.

Although we have elected to be treated as a RIC commencing with our tax year ending December 31, 2015, no assurance can be given that we will be able to maintain our tax treatment as a RIC in the future. To maintain our tax treatment as a RIC, we must meet certain source-of-income, asset diversification, and distribution requirements.

The income source requirement will be satisfied if we obtain at least 90% of our income for each year from dividends, interest, gains from the sale of stock or securities or similar sources.

The asset diversification requirement will be satisfied if we meet certain asset diversification requirements at the end of each quarter of our taxable year. Failure to meet those requirements may result in our having to dispose of certain investments quickly in order to prevent the loss of our qualification as a RIC. Because most of our investments will be in private companies, and therefore will be relatively illiquid, any such dispositions could be made at disadvantageous prices and could result in substantial losses. The Annual Distribution Requirement for a RIC will be satisfied if we distribute to our stockholders on an annual basis at least 90% of our net ordinary income and net short-term capital gains in excess of our net long-term capital losses, if any. Because we use debt financing, we are subject to certain asset coverage ratio requirements under the 1940 Act and financial covenants under loan and credit agreements that could, under certain circumstances, restrict us from making distributions necessary to satisfy the distribution requirement. If we are unable to obtain cash from other sources, we could fail to qualify for tax treatment as a RIC.

If we fail to qualify for RIC tax treatment for any reason and remain or become subject to corporate income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions. Although we have elected to be treated as a RIC commencing with our tax year ending December 31, 2015, no assurance can be given that we will be able to maintain our tax treatment as a RIC in the future.

We cannot predict how tax reform legislation will affect us, our investments, or our stockholders, and any such legislation could adversely affect our business.

Legislative or other actions relating to taxes could have a negative effect on us. The rules dealing with U.S. federal income taxation are constantly under review by persons involved in the legislative process and by the Internal Revenue Service and the U.S. Treasury Department. In December 2017, the U.S. House of Representatives and U.S. Senate passed tax reform legislation, which the President signed into law. Such legislation has made many changes to the Code, including significant changes to the taxation of business entities, the deductibility of interest expense, and the tax treatment of capital investment. We cannot predict with certainty how any changes in the tax laws might affect us, our stockholders, or our portfolio investments. New legislation and any U.S. Treasury regulations, administrative interpretations or court decisions interpreting such legislation could significantly and negatively affect our ability to qualify for tax treatment as a RIC or the U.S. federal income tax consequences to us and our stockholders of such qualification, or could have other adverse consequences. Stockholders are urged to consult with their tax advisor regarding tax legislative, regulatory, or administrative developments and proposals and their potential effect on an investment in our securities.

We may not be able to pay distributions to our stockholders, our distributions may not grow over time and a portion of our distributions may be a return of capital.

We intend to pay distributions to our stockholders out of assets legally available for distribution. We cannot assure investors that we will achieve investment results that will allow us to make a specified level of cash distributions or year-to-year increases in cash distributions. Our ability to pay distributions might be adversely affected by, among other things, the impact of one or more of the risk factors described in this prospectus. In addition, the inability to satisfy the asset coverage test applicable to us as a BDC can limit our ability to pay distributions. All distributions will be paid at the discretion of our Board and will depend on our earnings, our financial condition, maintenance of our RIC tax treatment, compliance with applicable BDC regulations and such other factors as our Board may deem relevant from time to time. We cannot assure investors that we will pay distributions to our stockholders in the future.

When we make distributions, we will be required to determine the extent to which such distributions are paid out of current or accumulated earnings and profits. Distributions in excess of current and accumulated earnings and profits will be treated as a non-taxable return of capital to the extent of an investor’s basis in our stock and, assuming that an investor holds our stock as a capital asset, thereafter as a capital gain. Generally, a non-taxable return of capital will reduce an investor’s basis in our stock for federal tax purposes, which will result in higher tax liability when the stock is sold. Stockholders should read any written disclosure accompanying a distribution carefully and should not assume that the source of any distribution is our ordinary income or gains.

We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.

For U.S. federal income tax purposes, we are required to include in our taxable income certain amounts that we have not yet received in cash, such as original issue discount, which may arise if we receive warrants in connection with the origination of a loan or possibly in other circumstances, or PIK interest. Such original issue discount or increases in loan balances as a result of contractual PIK arrangements will be included in our taxable income before we receive any corresponding cash payments. We also may be required to include in our taxable income certain other amounts that we will not receive in cash. Since, in certain cases, we may recognize taxable income before or without receiving corresponding cash payments, we may have difficulty meeting the Annual Distribution Requirement necessary to maintain our tax treatment as a RIC. Accordingly, to satisfy our RIC distribution requirements, we may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities. If we are not able to obtain cash from other sources, we may fail to qualify for tax treatment as a RIC and thus become subject to corporate-level income tax.

We may in the future choose to pay dividends in our own stock, in which case investors may be required to pay tax in excess of the cash they receive.

We may distribute taxable dividends that are payable in part in our stock. In accordance with certain applicable Treasury regulations and published guidance issued by the Internal Revenue Service, a publicly offered RIC may treat a distribution of its own stock as fulfilling the RIC distribution requirements if each stockholder may elect to receive his or her entire distribution in either cash or stock of the RIC, subject to a limitation that the aggregate amount of cash to be distributed to all stockholders must be at least 20% of the aggregate declared distribution. If too many stockholders elect to receive cash, the cash available for distribution must be allocated among the stockholders electing to receive cash (with the balance of the distribution paid in stock). In no event will any stockholder, electing to receive cash, receive less than the lesser of (a) the portion of the distribution such stockholder has elected to receive in cash or (b) an amount equal to his or her entire distribution times the percentage limitation on cash available for distribution. If these and certain other requirements are met, for U.S. federal income tax purposes, the amount of the dividend paid in stock will be equal to the amount of cash that could have been received instead of stock. Taxable stockholders receiving such dividends will be required to include the amount of the dividends as ordinary income (or as long-term capital gain to the extent such distribution is properly reported as a capital gain dividend) to the extent of our current and accumulated earnings and profits for United States federal income tax purposes. As a result, a U.S. stockholder may be required to pay tax with respect to such dividends in excess of any cash received. If a U.S. stockholder sells the stock it receives as a dividend in order to pay this tax, the sales proceeds may be less than the amount included in income with respect to the dividend, depending on the market price of our stock at the time of the sale. Furthermore, with respect to non-U.S. stockholders, we may be required to withhold U.S. tax with respect to such dividends, including in respect of all or a portion of such dividend that is payable in stock. In addition, if a significant number of our stockholders determine to sell shares of our stock in order to pay taxes owed on dividends, it may put downward pressure on the trading price of our stock.

Internal control deficiencies could impact the accuracy of our financial results or prevent the detection of fraud. As a result, stockholders could lose confidence in our financial and other public reporting, which would harm our business and the trading price of our common stock.

Effective internal controls over financial reporting are necessary for us to provide reliable financial reports and, together with adequate disclosure controls and procedures, are designed to prevent fraud. A material weakness is a deficiency, or a combination of deficiencies, in internal control over financial reporting such that there is a reasonable possibility that a material misstatement of the Company’s annual or interim financial statements will not be prevented or detected on a timely basis. Any failure by us to identify future deficiencies in our internal control over financial reporting in a timely manner or remediate any such deficiencies, could prevent us from accurately and timely reporting our financial results. Inferior internal controls could also cause investors to lose confidence in our reported financial information, which could have a negative effect on the trading price of our common stock.

We are required to disclose changes made in our internal control and procedures on a quarterly basis and our management is required to assess the effectiveness of these controls annually. An independent assessment of the effectiveness of our internal controls could detect problems that our management’s assessment might not. Undetected material weaknesses in our internal controls could lead to financial statement restatements and require us to incur the expense of remediation. In the event that we are unable to maintain or achieve compliance with Section 404 of the Sarbanes-Oxley Act and related rules, the market price of our common stock may be adversely affected.

Changes in laws or regulations governing our operations may adversely affect our business or cause us to alter our business strategy.

We and our portfolio companies will be subject to applicable local, state and federal laws and regulations, including, without limitation, federal immigration laws and regulations. New legislation may be enacted or new interpretations, rulings or regulations could be adopted, including those governing the types of investments we are permitted to make, any of which could harm us and our stockholders, potentially with retroactive effect. Additionally, any changes to the laws and regulations governing our operations relating to permitted investments may cause us to alter our investment strategy in order to avail ourselves of new or different opportunities. Such changes could result in material differences to the strategies and plans set forth herein and may result in our investment focus shifting from the areas of expertise of our Senior Lending Team and our Executive Committee to other types of investments in which our Senior Lending Team and our Executive Committee may have less expertise or little or no experience. Thus, any such changes, if they occur, could have a material adverse effect on our results of operations and the value of your investment.

NSBF, our wholly-owned subsidiary, is subject to regulation by the SBA.

Our wholly-owned subsidiary, NSBF, is licensed by the SBA as an SBLC. In order to operate as an SBLC, a licensee is required to maintain a minimum regulatory capital (as defined by SBA regulations) of the greater of (1) 10% of its outstanding loans receivable and other investments or (2) $1,000,000. Moreover, before consenting to a securitization, NSBF and other securitizers must be considered well capitalized by the SBA. For NSBF and other SBLC securitizers, the SBA will consider it well capitalized if it maintains a minimum unencumbered paid in capital and paid in surplus equal to at least 10% of its assets, excluding the guaranteed portion of 7(a) loans. In addition, an SBLC is subject to certain other regulatory restrictions. Among other things, SBLCs are required to: establish, adopt, and maintain a formal written capital plan; submit to the SBA for review a credit policy that demonstrates the SBLC’s compliance with the applicable regulations and the SBA’s Standard Operating Procedures for origination, servicing and liquidation of 7(a) loans; submit to the SBA for review and approval annual validation, with supporting documentation and methodologies, demonstrating that any scoring model used by the SBLC is predictive of loan performance; obtain SBA approval for loan securitization and borrowings; and adopt and fully implement an internal control policy which provides adequate direction for effective control over and accountability for operations, programs, and resources.

We have specific risks associated with SBA loans.

We have generally sold the guaranteed portion of SBA loans in the secondary market. Such sales have resulted in our earning premiums and creating a stream of servicing income. During the third quarter of 2018, sale prices for guaranteed portions of SBA 7(a) loans were negatively impacted by market conditions, in particular a higher interest rate environment, which led to higher prepayments during the period, resulting in lower sale prices in the secondary market. A continuation or further reduction in the price of guaranteed SBA 7(a) loans could negatively impact our business. There can be no assurance that we will be able to continue originating these loans, or that a secondary market will exist for, or that we will continue to realize premiums upon the sale of the guaranteed portions of the SBA 7(a) loans.

If NSBF fails to comply with SBA regulations in connection with the origination, servicing, or liquidation of an SBA 7(a) loan, liability on the SBA guaranty, in whole or part, could be transferred to NSBF.

Since we sell the guaranteed portion of substantially all of our SBA 7(a) loan portfolio, we retain credit risk on the non-guaranteed portion of the SBA loans. We share pro rata with the SBA in any recoveries. In the event of default on an SBA loan, our pursuit of remedies against a borrower is subject to SBA approval.

If we fail to comply with certain of the SBA’s regulations in connection with the origination, servicing, or liquidation of an SBA 7(a) loan, the SBA may be released from liability on its guaranty of a 7(a) loan, and may refuse to honor a guaranty purchase request in full (referred to by SBA as a “denial”) or in part (referred to by SBA as a “repair”), or recover all or part of the funds already paid in connection with a guaranty purchase. In the event of a repair or denial, liability on the guaranty, in whole or part, would be transferred to NSBF. In addition, the growth in the number of loans made by NSBF, changes in SBA regulations and economic factors may adversely impact our current repair and denial rate.

Curtailment of the government-guaranteed loan programs could adversely affect our results of operations.

Although the program has been in existence since 1953, there can be no assurance that the federal government will maintain the SBA 7(a) loan program, or that it will continue to guarantee loans at current levels. If we cannot continue originating and selling government-guaranteed loans, we will generate fewer origination fees and our ability to generate gains on the sale of loans will decrease. From time-to-time, the government agencies that guarantee these loans reach their internal budgeted limits and cease to guarantee loans for a stated time period or shut down. In addition, these agencies may change their rules for extending loans. Also, Congress may adopt legislation that would have the effect of discontinuing or changing the SBA’s programs. Non-governmental programs could replace government programs for some borrowers, but the terms might not be equally acceptable. If these changes occur, the volume of loans to SMBs and industrial borrowers of the types that now qualify for government-guaranteed loans could decline, as could the profitability of these loans.

Curtailment of our ability to utilize the SBA 7(a) Loan Program by the Federal government could adversely affect our results of operations.

We are dependent upon the federal government to maintain the SBA 7(a) Program. There can be no assurance that the program will be maintained or that loans will continue to be guaranteed at current levels. From time-to-time the SBA has reached its internal budgeted limits and ceased to guarantee loans for a stated period of time. In addition, the SBA may change its rules regarding loans or Congress may adopt legislation or fail to approve a budget that would have the effect of discontinuing, reducing availability of funds for, or changing loan programs. Non-governmental programs could replace government programs for some borrowers, but the terms might not be equally acceptable. If these changes occur, the volume of loans to small businesses that now qualify for government guaranteed loans could decline, as could the profitability of these loans.

NSBF’s failure to maintain PLP status or maintain its SBA 7(a) license could adversely affect our results of operations.

NSBF has been granted PLP status and originates, sells and services small business loans and is authorized to place SBA guarantees on loans without seeking prior SBA review and approval. Being a national lender, PLP status allows NSBF to expedite loans since NSBF is not required to present applications to the SBA for concurrent review and approval. The loss of PLP status could adversely impact our marketing efforts and ultimately loan origination volume which could negatively impact our results of operations.

There can be no assurance that NSBF will be able to maintain its status as a PLP or that NSBF can maintain its SBA 7(a) license. If NSBF cannot continue originating and selling government guaranteed loans at current levels, we could experience a decrease in future servicing spreads and earned premiums and negatively impact our results of operations.

Our loans under the Section 7(a) Loan Program involve a high risk of default and such default could adversely impact our results of operations.

Loans to small businesses involve a high risk of default. Such loans are generally not rated by any statistical rating organization. Small businesses usually have smaller product lines and market shares than larger companies and therefore may be more vulnerable to competition and general economic conditions. These businesses’ success typically depends on their management talents and efforts of one person or a small group of persons whose death, disability or resignation would adversely affect the business. Because these businesses frequently have highly leveraged capital structures, reduced cash flow resulting from economic downturns can severely impact the businesses’ ability to meet their obligations, which could impact our results of operations. The portions of Section 7(a) loans to be retained by us do not benefit directly from any SBA guarantees; in an event of default, however, we and the SBA typically cooperate in collateral foreclosure or other work-out efforts and share in any resulting collections.

The loans we make under the Section 7(a) Loan Program face competition.

There are several other non-bank lenders as well as a large number of banks that participate in the SBA Section 7(a) Loan Program. All of these participants compete for the business of eligible borrowers. In addition, pursuant to the 1940 Act, the Company is limited as to the amount of indebtedness it may have. Accordingly, we may be at a competitive disadvantage with regard to other lenders or financial institutions that may be able to achieve greater leverage at a lower cost and are not subject to SBA regulations.

Our business is subject to increasingly complex corporate governance, public disclosure and accounting requirements that are costly and could adversely affect our business and financial results.

We are subject to changing rules and regulations of federal and state government as well as the stock exchange on which our common stock is listed. These entities, including the Public Company Accounting Oversight Board, the SEC and the Nasdaq Global Market, have issued a significant number of new and increasingly complex requirements and regulations over the course of the last several years and continue to develop additional regulations and requirements in response to laws enacted by Congress. Our efforts to comply with existing requirements, or any revised or amended requirements, have resulted in, and may continue to result in, an increase in expenses and a diversion of management’s time from other business activities.

In addition, our failure to keep pace with any such rules, or for our management to appropriately address compliance with such rules fully and in a timely manner, exposes us to an increasing risk of inadvertent non-compliance. While our management team takes reasonable efforts to ensure that we are in full compliance with all laws applicable to its operations, the increasing rate and extent of regulatory change increases the risk of a failure to comply, which may result in our ability to operate our business in the ordinary course or may subject us to potential fines, regulatory findings or other matters that may materially impact our business.

If we cannot obtain additional capital because of either regulatory or market price constraints, we could be forced to curtail or cease our new lending and investment activities, our net asset value could decrease and our level of distributions and liquidity could be affected adversely.

Our ability to secure additional financing and satisfy our financial obligations under indebtedness outstanding from time to time will depend upon our future operating performance, which is subject to the prevailing general economic and credit market conditions, including interest rate levels and the availability of credit generally, and financial, business and other factors, many of which are beyond our control. The prolonged continuation or worsening of current economic and capital market conditions could have a material adverse effect on our ability to secure financing on favorable terms, if at all.

If we are unable to obtain additional debt capital, then our equity investors will not benefit from the potential for increased returns on equity resulting from leverage to the extent that our investment strategy is successful and we may be limited in our ability to make new commitments or fundings to our portfolio companies.

Capital markets may experience periods of disruption and instability and we cannot predict when these conditions will occur. Such market conditions could materially and adversely affect debt and equity capital markets in the United States and abroad, which could have a negative impact on our business, financial condition and results of operations.

As a BDC, we must maintain our ability to raise additional capital for investment purposes. Without sufficient access to the capital markets or credit markets, we may be forced to curtail our business operations or we may not be able to pursue new business opportunities. The U.S. and global capital markets experienced extreme volatility and disruption during the economic downturn that began in mid-2007, and the U.S. economy was in a recession for several consecutive calendar quarters during the same period. In 2010, a financial crisis emerged in Europe, triggered by high budget deficits and rising direct and contingent sovereign debt, which created concerns about the ability of certain nations to continue to service their sovereign debt obligations. Risks resulting from such debt crisis, including any austerity measures taken in exchange for the bail out of certain nations, and any future debt crisis in Europe or any similar crisis elsewhere could have a detrimental impact on the global economic recovery, sovereign and non-sovereign debt in certain countries and the financial condition of financial institutions generally. In June 2016, the United Kingdom held a referendum in which voters approved an exit from the European Union (“Brexit”), and, accordingly, on February 1, 2017, the U.K. Parliament voted in favor of allowing the U.K. government to begin the formal process of Brexit. Brexit created political and economic uncertainty and instability in the global markets (including currency and credit markets), and especially in the United Kingdom and the European Union, and this uncertainty and instability may last indefinitely. There is continued concern about national-level support for the Euro and the accompanying coordination of fiscal and wage policy among European Economic and Monetary Union member countries. In addition, the fiscal and monetary policies of foreign nations, such as Russia and China, may have a severe impact on the worldwide and U.S. financial markets.

A failure or the perceived risk of a failure to raise the statutory debt limit of the U.S. could have a material adverse effect on our business, financial condition and results of operations.

Recent U.S. debt ceiling and budget deficit concerns have increased the possibility of additional credit-rating downgrades and economic slowdowns, or a recession in the U.S. In the future, the U.S. government may not be able to meet its debt payments unless the federal debt ceiling is raised. If legislation increasing the debt ceiling is not enacted, as needed, and the debt ceiling is reached, the U.S. federal government may stop or delay making payments on its obligations, which could negatively impact the U.S. economy and our portfolio companies. In addition, disagreement over the federal budget has caused the U.S. federal government to shut down for periods of time, most recently, in December 2018 to January 2019. Continued adverse political and economic conditions could have a material adverse effect on our business, financial condition and results of operations.

A government shutdown could adversely affect NSBF’s SBA 7(a) loan originations and our results of operations.

We are dependent upon the Federal government to maintain the SBA 7(a) Program. NSBF’s lending business could be materially and adversely affected by circumstances or events limiting the availability of funds for this program. In October 2013, Congress failed to approve a budget, which, in turn, eliminated availability of funds for the SBA 7(a) program. At the time, the government shutdown affected SBA 7(a) lenders’ ability to originate SBA 7(a) loans. More recently, the partial government shut down in December 2018 until January 2019, the longest standing partial shutdown in history, resulted in a halt to the SBA 7(a) program and negatively impacted the ability of NSBF to originate SBA 7(a) loans during the first quarter of 2019. The government could again experience a government shutdown which would affect NSBF’s ability to originate government guaranteed loans and to sell the government guaranteed portions of those loans in the secondary market. Any government shutdown could adversely affect NSBF’s SBA 7(a) loan originations and our results of operations.

We are highly dependent on information systems and systems failures could significantly disrupt our business, which may, in turn, negatively affect the market price of our securities and our ability to make distributions to our stockholders.

Our business is highly dependent on our communications and information systems. Certain of these systems are provided to us by third-party service providers. Any failure or interruption of such systems, including as a result of the termination of an agreement with any such third party service provider, could cause delays or other problems in our activities. This, in turn, could have a material adverse effect on our operating results and negatively affect the market price of our securities and our ability to make distributions to our stockholders.

Terrorist attacks, acts of war or natural disasters may affect any market for our securities, impact the businesses in which we invest and harm our business, operating results and financial condition.

Terrorist acts, acts of war or natural disasters may disrupt our operations, as well as the operations of the businesses in which we invest. Such acts have created, and continue to create, economic and political uncertainties and have contributed to global economic instability. Future terrorist activities, military or security operations, or natural disasters could further weaken the domestic/global economies and create additional uncertainties, which may negatively impact the businesses in which we invest directly or indirectly and, in turn, could have a material adverse impact on our business, operating results and financial condition. Losses from terrorist attacks and natural disasters are generally uninsurable.

We could be adversely affected by information security breaches or cyber security attacks.

Our business operations and our portfolio companies’ business operations rely upon secure information technology systems for data processing, storage and reporting. Despite security and controls design, implementation and updating, such information technology systems could become subject to cyber-attacks. Network, system, application and data breaches could result in operational disruptions or information misappropriation, which could have a material adverse effect on our business, results of operations and financial condition.

In addition, our business operations and our portfolio companies’ business operations involve the storage and transmission of Newtek, portfolio company, customer and employee proprietary information. Our businesses rely on our digital technologies, computer and email systems, software, and networks to conduct operations. Our technologies, systems and networks may become the target of criminal cyber-attacks or information security breaches that could result in the unauthorized release, gathering, monitoring, misuse, loss or destruction of confidential, proprietary and other information of us, our portfolio companies, or third parties with whom we and our portfolio companies deal, or otherwise disrupt our or our customers’ or other third parties’ business operations. It is critical to our business strategy that our facilities and infrastructure remain secure and are perceived by the marketplace to be secure. Although we believe we and our IT providers employ appropriate security technologies (including data encryption processes, intrusion detection systems), and conduct comprehensive risk assessments and other internal control procedures to assure the security of our and our customers’ data, we cannot guarantee that these measures will be sufficient for this purpose. If our and our IT provider’s security measures are breached as a result of third-party action, employee error or otherwise, and as a result our or our customers’ data becomes available to unauthorized parties, we could incur liability and our reputation would be damaged, which could lead to the loss of current and potential customers. If we experience any breaches of our network security or sabotage, we might be required to expend significant capital and other resources to detect, remedy, protect against or alleviate these and related problems, and we may not be able to remedy these problems in a timely manner, or at all. Because techniques used by outsiders to obtain unauthorized network access or to sabotage systems change frequently and generally are not recognized until launched against a target, we may be unable to anticipate these techniques or implement adequate preventative measures. For example, in early 2018, an unauthorized third-party recently misappropriated three of NTS’ domain names. NTS’ management and forensic investigators determined that attackers compromised a portion of NTS’ shared webhosting system, and may have acquired certain customer information limited to its shared webhosting customers, and/or gained access to certain of its shared webhosting servers. In response, NTS has taken a range of steps designed to further secure its systems, enhance its security protections, enhance access controls, and prevent future unauthorized activity.

As cyber threats continue to evolve, we and our portfolio companies may be required to expend significant additional resources to continue to modify or enhance our protective measures or to investigate and remediate any information security vulnerabilities. Although we have insurance in place that covers such incidents, the cost of a breach or cyber-attack could well exceed any such insurance coverage.

The failure in cyber-security systems, as well as the occurrence of events unanticipated in our disaster recovery systems and management continuity planning could impair our ability to conduct business effectively.

The occurrence of a disaster such as a cyber-attack, a natural catastrophe, an industrial accident, a terrorist attack or war, events unanticipated in our disaster recovery systems, or a support failure from external providers, could have an adverse effect on our ability to conduct business and on our results of operations and financial condition, particularly if those events affect our computer-based data processing, transmission, storage, and retrieval systems or destroy data. If a significant number of our managers were unavailable in the event of a disaster, our ability to effectively conduct our business could be severely compromised.

We and our portfolio companies depend heavily upon computer systems to perform necessary business functions. Despite our portfolio companies implementation of a variety of security measures, our computer systems could be subject to cyber-attacks and unauthorized access, such as physical and electronic break-ins or unauthorized tampering. Like other companies, we and our portfolio companies may experience threats to our data and systems, including malware and computer virus attacks, unauthorized access, system failures and disruptions. If one or more of these events occurs, it could potentially jeopardize the confidential, proprietary and other information processed and stored in, and transmitted through, our and our portfolio company computer systems and networks, or otherwise cause interruptions or malfunctions in our operations, which could result in damage to our and our portfolio companies’ reputation, financial losses, litigation, increased costs, regulatory penalties and/or customer dissatisfaction or loss.

RISKS RELATED TO OUR INVESTMENTS GENERALLY

Our investments are very risky and highly speculative.

We invest primarily in senior secured term loans and select equity investments issued by companies, some of which are highly leveraged. The majority of senior secured loans are SBA 7(a) loans and the majority of equity investments are comprised of controlled affiliate equity investments.

Senior Secured Loans.    There is a risk that the collateral securing our loans, in most cases real estate, may decrease in value over time, may be difficult to sell in a timely manner, may be difficult to appraise and may fluctuate in value based upon the success of the business and market conditions, including as a result of the inability of the portfolio company to raise additional capital, and, in some circumstances, our lien could be subordinated to claims of other creditors. In addition, deterioration in a portfolio company’s financial condition and prospects, including its inability to raise additional capital, may be accompanied by deterioration in the value of the collateral for the loan. Consequently, the fact that a loan is secured does not guarantee that we will receive principal and interest payments according to the loan’s terms, or at all, or that we will be able to collect on the loan should we be forced to enforce our remedies. In some cases we may take second lien position on additional business or personal assets to secure further our first lien positions.

Equity Investments.    We occasionally invest directly in the equity securities of portfolio companies. The equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience.

In addition, investing in SMBs involves a number of significant risks, including:

•        these companies may have limited financial resources and may be unable to meet their obligations under their debt securities that we hold, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of us realizing any guarantees we may have obtained in connection with our investment;

•        they typically have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns;

•        they are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on us;

•        they generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position;

•        they may have difficulty accessing the capital markets to meet future capital needs, which may limit their ability to grow or to repay their outstanding indebtedness upon maturity; and

•        our executive officers and directors may, in the ordinary course of business, be named as defendants in litigation arising from our investments in the portfolio companies.

An investment strategy focused primarily on smaller privately held companies involves a high degree of risk and presents certain challenges, including the lack of available information about these companies, a dependence on the talents and efforts of only a few key portfolio company personnel and a greater vulnerability to economic downturns.

Our portfolio consists primarily of debt and equity investments in smaller privately-owned companies. Investing in these types of companies involves a number of significant risks. Typically, the debt in which we invest is not initially rated by any rating agency; however, we believe that if such investments were rated, they would be below investment grade. Below investment grade securities, which are often referred to as “high yield” or “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. Compared to larger publicly-owned companies, these small companies may be in a weaker financial position and experience wider variations in their operating results, which may make them more vulnerable to economic downturns. Typically, these companies need more capital to compete; however, their access to capital is limited and their cost of capital is often higher than that of their competitors. Our portfolio companies often face intense competition from larger companies with greater financial, technical and marketing resources and their success typically depends on the managerial talents and efforts of an individual or a small group of persons. Therefore, any loss of its key employees could affect a portfolio company’s ability to compete effectively and harm its financial condition. Further, some of these companies conduct business in regulated industries that are susceptible to regulatory changes. These factors could impair the cash flow of our portfolio companies and result in other events, such as bankruptcy. These events could limit a portfolio company’s ability to repay its obligations to us, which may have an adverse effect on the return on, or the recovery of, our investment in these businesses. Deterioration in a borrower’s financial condition and prospects may be accompanied by deterioration in the value of the loan’s collateral.

Generally, little public information exists about these companies, and we are required to rely on the ability of our Senior Lending Team and our Executive Committee to obtain adequate information to evaluate the potential returns from investing in these companies. If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision, and we may lose money on our investments. Also, privately held companies frequently have less diverse product lines and smaller market presence than larger competitors. These factors could adversely affect our investment returns as compared to companies investing primarily in the securities of public companies.

Our investments in leveraged portfolio companies may be risky, and you could lose all or part of your investment.

Investment in leveraged companies involves a number of significant risks. Leveraged companies in which we invest may have limited financial resources and may be unable to meet their obligations under their loans and debt securities that we hold. Such developments may be accompanied by deterioration in the value of any collateral and a reduction in the likelihood of our realizing any guarantees that we may have obtained in connection with our investment. Smaller leveraged companies also may have less predictable operating results and may require substantial additional capital to support their operations, finance their expansion or maintain their competitive position.

Our portfolio companies may incur debt that ranks equally with, or senior to, our investments in such companies.

Our portfolio companies may have, or may be permitted to incur, other debt that ranks equally with, or in some cases senior to, the debt in which we invest. By their terms, such debt instruments may entitle the holders to receive payment of interest or principal on or before the dates on which we are entitled to receive payments with respect to the debt instruments in which we invest. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution. After repaying such senior creditors, such portfolio company may not have sufficient remaining assets to repay its obligation to us. In the case of debt ranking equally with debt instruments in which we invest, we would have to share on an equal basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.

Second priority liens on collateral securing loans that we make to our portfolio companies may be subject to control by senior creditors with first priority liens. If there is a default, the value of the collateral may not be sufficient to repay in full both the first priority creditors and us.

Certain loans that we make are secured by a second priority security interest in the same collateral pledged by a portfolio company to secure senior first lien debt owed by the portfolio company to commercial banks or other traditional lenders. Often the senior lender has procured covenants from the portfolio company prohibiting the incurrence of additional secured debt without the senior lender’s consent. Prior to and as a condition of permitting the portfolio company to borrow money from us secured by the same collateral pledged to the senior lender, the senior lender will require assurances that it will control the disposition of any collateral in the event of bankruptcy or other default. In many such cases, the senior lender will require us to enter into an “intercreditor agreement” prior to permitting the portfolio company to borrow from us. Typically the intercreditor agreements we will be requested to expressly subordinate our debt instruments to those held by the senior lender and further provide that the senior lender shall control: (1) the commencement of foreclosure or other proceedings to liquidate and collect on the collateral; (2) the nature, timing and conduct of foreclosure or other collection proceedings; (3) the amendment of any collateral document; (4) the release of the security interests in respect of any collateral; and (5) the waiver of defaults under any security agreement. Because of the control we may cede to senior lenders under intercreditor agreements we may enter, we may be unable to realize the proceeds of any collateral securing some of our loans.

If we make subordinated investments, the obligors or the portfolio companies may not generate sufficient cash flow to service their debt obligations to us.

We may make subordinated investments that rank below other obligations of the obligor in right of payment. Subordinated investments are subject to greater risk of default than senior obligations as a result of adverse changes in the financial condition of the obligor or economic conditions in general. If we make a subordinated investment in a portfolio company, the portfolio company may be highly leveraged, and its relatively high debt-to-equity ratio may create increased risks that its operations might not generate sufficient cash flow to service all of its debt obligations.

The disposition of our investments may result in contingent liabilities.

We currently expect that substantially all of our investments will involve loans and private securities. In connection with the disposition of an investment in loans and private securities, we may be required to make representations about the business and financial affairs of the portfolio company typical of those made in connection with the sale of a business. We may also be required to indemnify the purchasers of such investment to the extent that any such representations turn out to be inaccurate or with respect to potential liabilities. These arrangements may result in contingent liabilities that ultimately result in funding obligations that we must satisfy through our return of distributions previously made to us.

There may be circumstances where our debt investments could be subordinated to claims of other creditors or we could be subject to lender liability claims.

Even though we may have structured certain of our investments as secured loans, if one of our portfolio companies were to go bankrupt, depending on the facts and circumstances, and based upon principles of equitable subordination as defined by existing case law, a bankruptcy court could subordinate all or a portion of our claim to that of other creditors and transfer any lien securing such subordinated claim to the bankruptcy estate. The principles of equitable subordination defined by case law have generally indicated that a claim may be subordinated only if its holder is guilty of misconduct or where the senior loan is re-characterized as an equity investment and the senior lender has actually provided significant managerial assistance to the bankrupt debtor. We may also be subject to lender liability claims for actions taken by us with respect to a borrower’s business or instances where we exercise control over the borrower. It is possible that we could become subject to a lender’s liability claim, including as a result of actions taken in rendering significant managerial assistance or actions to compel and collect payments from the borrower outside the ordinary course of business.

Economic recessions could impair our portfolio companies and harm our operating results.

Certain of our portfolio companies may be susceptible to an economic downturn and may be unable to repay our loans during this period. Therefore, assets may become non-performing and the value of our portfolio may decrease during this period. The adverse economic conditions also may decrease the value of collateral securing some of our loans and the value of our equity investments. A recession could lead to financial losses in our portfolio and a decrease in revenues, net income and the value of our assets.

The lack of liquidity in our investments may adversely affect our business.

We generally invest in companies whose securities are not publicly traded, and whose securities will be subject to legal and other restrictions on resale or will otherwise be less liquid than publicly traded securities. There is no established trading market for the securities in which we invest. The illiquidity of these investments may make it difficult for us to sell these investments when desired. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we had previously recorded these investments. As a result, we do not expect to achieve liquidity in our investments in the near-term. Further, we may face other restrictions on our ability to liquidate an investment in a portfolio company to the extent that we have material non-public information regarding such portfolio company.

Our failure to make follow-on investments in our portfolio companies could impair the value of our portfolio.

Following an initial investment in a portfolio company, we may make additional investments in that portfolio company as “follow-on” investments, in order to: (1) increase or maintain in whole or in part our equity ownership percentage; (2) exercise warrants, options or convertible securities that were acquired in the original or a subsequent financing; or (3) attempt to preserve or enhance the value of our investment. We may elect not to make follow-on investments or otherwise lack sufficient funds to make those investments. We will have the discretion to make any follow-on investments, subject to the availability of capital resources. The failure to make follow-on investments may, in some circumstances, jeopardize the continued viability of a portfolio company and our initial investment, or may result in a missed opportunity for us to increase our participation in a successful operation. Even if we have sufficient capital to make a desired follow-on investment, we may elect not to make a follow-on investment because we do not want to increase our concentration of risk, we prefer other opportunities, we are subject to BDC requirements that would prevent such follow-on investments, or the follow-on investment would affect our qualification as a RIC.

Our portfolio may lack diversification among portfolio companies which may subject us to a risk of significant loss if one or more of these companies default on its obligations under any of its debt instruments.

Our portfolio holds a limited number of controlled affiliate portfolio companies. Beyond the asset diversification requirements associated with our qualification as a RIC under the Code, we do not have fixed guidelines for diversification, and our investments may be concentrated in relatively few companies. As our portfolio is less diversified than the portfolios of some larger funds, we are more susceptible to failure if a single loan fails. Similarly, the aggregate returns we realize may be significantly adversely affected if a small number of investments perform poorly or if we need to write down the value of any one investment.

We are a non-diversified investment company within the meaning of the 1940 Act, and therefore we may invest a significant portion of our assets in a relatively small number of issuers, which subjects us to a risk of significant loss if any of these issuers defaults on its obligations under any of its debt instruments or as a result of a downturn in the particular industry.

We are classified as a non-diversified investment company within the meaning of the 1940 Act, and therefore we may invest a significant portion of our assets in a relatively small number of issuers in a limited number of industries. As of March 31, 2019, our three largest investments, NMS, NTS and NBC equaled approximately 17%, 2% and 2%, respectively, of the fair value of our total assets. Beyond the asset diversification requirements associated with our qualification as a RIC, we do not have fixed guidelines for diversification, and while we are not targeting any specific industries, relatively few industries may become significantly represented among our investments. To the extent that we assume large positions in the securities of a small number of issuers, our net asset value may fluctuate to a greater extent than that of a diversified investment company as a result of changes in the financial condition or the market’s assessment of the issuer, changes in fair value over time or a downturn in any particular industry. We may also be more susceptible to any single economic or regulatory occurrence than a diversified investment company.

Our portfolio may be concentrated in a limited number of industries, which may subject us to a risk of significant loss if there is a downturn in a particular industry in which a number of our investments are concentrated.

Our portfolio may be concentrated in a limited number of industries. A downturn in any particular industry in which we are invested could significantly impact the aggregate returns we realize. If an industry in which we have significant investments suffers from adverse business or economic conditions, as these industries have to varying degrees, a material portion of our investment portfolio could be affected adversely, which, in turn, could adversely affect our financial position and results of operations.

Because we may not hold controlling equity interests in certain of our portfolio companies, we may not be in a position to exercise control over our portfolio companies or to prevent decisions by management of our portfolio companies that could decrease the value of our investments.

We do not currently hold controlling equity positions in the majority of our portfolio companies where our investments are in the form of debt, particularly SBA loans. As a result, we are subject to the risk that a portfolio company may make business decisions with which we disagree, and that the management and/or stockholders of a portfolio company may take risks or otherwise act in ways that are adverse to our interests. Due to the lack of liquidity of the debt and equity investments that we typically hold in our portfolio companies, we may not be able to dispose of our investments in the event we disagree with the actions of a portfolio company and may therefore suffer a decrease in the value of our investments.

Defaults by our portfolio companies will harm our operating results.

A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize our portfolio company’s ability to meet its obligations under the debt securities that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting portfolio company. Any extension or restructuring of our loans could adversely affect our cash flows. In addition, if one of our portfolio companies were to go bankrupt, even though we may have structured our interest as senior debt, depending on the facts and circumstances, including the extent to which we actually provided managerial assistance to that portfolio company, a bankruptcy court might recharacterize our debt holding and subordinate all or a portion of our claim to that of other creditors. If any of these occur, it could materially and adversely affect our operating results and cash flows.

If we and our portfolio companies are unable to protect our intellectual property rights, our business and prospects could be harmed, and if we and our portfolio companies are required to devote significant resources to protecting their intellectual property rights, the value of our investment could be reduced.

The proprietary software essential to our business and that of our controlled portfolio companies is owned by us and made available to them for their use. Our future success and competitive position will depend in part upon our ability to maintain and protect proprietary technology used in our products and services. We will rely, in part, on patent, trade secret and trademark law to protect that technology, but competitors may misappropriate our intellectual property, and disputes as to ownership of intellectual property may arise. We may, from time to time, be required to institute litigation to enforce the patents, copyrights or other intellectual property rights, protect trade secrets, determine the validity and scope of the proprietary rights of others or defend against claims of infringement. Such litigation could result in substantial costs and diversion of resources.

Prepayments of our debt investments by our portfolio companies could adversely impact our results of operations and reduce our return on equity.

We will be subject to the risk that the investments we make in our portfolio companies may be repaid prior to maturity; most of our SBA loans do not carry prepayment penalties. When this occurs, we will generally reinvest these proceeds in temporary investments or repay outstanding debt, depending on future investment in new portfolio companies. Temporary investments will typically have substantially lower yields than the debt being prepaid and we could experience significant delays in reinvesting these amounts. Any future investment in a new portfolio company may also be at lower yields than the debt that was repaid. As a result, our results of operations could be materially adversely affected if one or more of our portfolio companies elect to prepay amounts owed to us. Additionally, prepayments could negatively impact our return on equity, which could result in a decline in the market price of our securities.

We may not realize gains from our equity investments.

Certain investments that we may make in the future include warrants or other equity securities. Investments in equity securities involve a number of significant risks, including the risk of further dilution as a result of additional issuances, inability to access additional capital and failure to pay current distributions. Investments in preferred securities involve special risks, such as the risk of deferred distributions, credit risk, illiquidity and limited voting rights. In addition, we may from time to time make non-control, equity investments in portfolio companies. Our goal is ultimately to realize gains upon our disposition of such equity interests. However, the equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience.

We also may be unable to realize any value if a portfolio company does not have a liquidity event, such as a sale of the business, recapitalization or public offering, which would allow us to sell the underlying equity interests. We will often seek puts or similar rights to give us the right to sell our equity securities back to the portfolio company issuer. We may be unable to exercise these puts rights for the consideration provided in our investment documents if the issuer is in financial distress.

We may expose ourselves to risks if we engage in hedging transactions.

If we engage in hedging transactions, we may expose ourselves to certain risks associated with such transactions. We may utilize instruments such as forward contracts, currency options and interest rate swaps, caps, collars and floors to seek to hedge against fluctuations in the relative values of our portfolio positions from changes in currency exchange rates and market interest rates. Hedging against a decline in the values of our portfolio positions does not eliminate the possibility of fluctuations in the values of such positions or prevent losses if the values of such positions decline. However, such hedging can establish other positions designed to gain from those same developments, thereby offsetting the decline in the value of such portfolio positions. Such hedging transactions may also limit the opportunity for gain if the values of the underlying portfolio positions increase. It may not be possible to hedge against an exchange rate or interest rate fluctuation that is so generally anticipated that we are not able to enter into a hedging transaction at an acceptable price. Moreover, for a variety of reasons, we may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Any such imperfect correlation may prevent us from achieving the intended hedge and expose us to risk of loss. In addition, it may not be possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in non-U.S. currencies because the value of those securities is likely to fluctuate as a result of factors not related to currency fluctuations.

An increase in non-performing assets would reduce our income and increase our expenses.

If our level of non-performing assets in our SBA lending business rises in the future, it could adversely affect our investment income and earnings. Non-performing assets are primarily loans on which borrowers are not making their required payments. Non-performing assets also include loans that have been restructured to permit the borrower to have smaller payments and real estate that has been acquired through foreclosure of unpaid loans. To the extent that our financial assets are non-performing, we will have less cash available for lending and other activities.

If the assets securing the loans that we make decrease in value, then we may lack sufficient collateral to cover losses.

To attempt to mitigate credit risks, we will typically take a security interest in the available assets of our portfolio companies. There is no assurance that we will obtain or properly perfect our liens. There is a risk that the collateral securing our loans may decrease in value over time, may be difficult to sell in a timely manner, may be difficult to appraise and may fluctuate in value based upon the success of the business and market conditions, including as a result of the inability of a portfolio company to raise additional capital. In some circumstances, our lien could be subordinated to claims of other creditors. Consequently, the fact that a loan is secured does not guarantee that we will receive principal and interest payments according to the loan’s terms, or that we will be able to collect on the loan should we be forced to enforce our remedies.

In addition, because we may invest in technology-related companies, a substantial portion of the assets securing our investment may be in the form of intellectual property, if any, inventory and equipment and, to a lesser extent, cash and accounts receivable. Intellectual property, if any, that is securing our loan could lose value if, among other things, the company’s rights to the intellectual property are challenged or if the company’s license to the intellectual property is revoked or expires, the technology fails to achieve its intended results or a new technology makes the intellectual property functionally obsolete. Inventory may not be adequate to secure our loan if our valuation of the inventory at the time that we made the loan was not accurate or if there is a reduction in the demand for the inventory.

Similarly, any equipment securing our loan may not provide us with the anticipated security if there are changes in technology or advances in new equipment that render the particular equipment obsolete or of limited value, or if the company fails to adequately maintain or repair the equipment. Any one or more of the preceding factors could materially impair our ability to recover principal in a foreclosure.

We could be adversely affected by weakness in the residential housing and commercial real estate markets.

Continued weakness in residential home and commercial real estate values could impair our ability to collect on defaulted SBA loans as real estate is pledged in many of our SBA loans as part of the collateral package.

Changes to United States tariff and import/export regulations may have a negative effect on our portfolio companies and, in turn, harm us.

There has been on-going discussion and commentary regarding potential significant changes to United States trade policies, treaties and tariffs. The current administration, along with Congress, has created significant uncertainty about the future relationship between the United States and other countries with respect to the trade policies, treaties and tariffs. These developments, or the perception that any of them could occur, may have a material adverse effect on global economic conditions and the stability of global financial markets, and may significantly reduce global trade and, in particular, trade between the impacted nations and the United States. Any of these factors could depress economic activity and restrict our portfolio companies’ access to suppliers or customers and have a material adverse effect on their business, financial condition and results of operations, which in turn would negatively impact us.

The Company is a Guarantor on a number of credit facilities entered into by certain of its subsidiaries and controlled portfolio companies

As discussed further herein, the Company is a guarantor on credit facilities entered into by NSBF, NBL, NMS and NBC with various lenders. If any of these borrowers default on these lines of credit, we would be required to make payments under the guarantees, which could cause us to increase the amount of leverage that we incur, and could have a material adverse effect on our financial condition and results of operations. See “Risk Factors — Risks Related to Our Business and Structure — Because we borrow money, the potential for loss on amounts invested in us is magnified and may increase the risk of investing in us.”

RISKS RELATED TO OUR CONTROLLED PORTFOLIO COMPANIES — NEWTEK MERCHANT SOLUTIONS (NMS)

We could be adversely affected if either of NMS’ two bank sponsors is terminated.

Because NMS is not a bank, it is unable to belong to and directly access the Visa® and MasterCard® bankcard associations. The Visa® and MasterCard® operating regulations require NMS to be sponsored by a bank in order to process bankcard transactions. A bank sponsorship is an agreement under which a financial institution that has a membership with MasterCard®, Visa® or American Express sponsors an independent sales organization, like NMS, that markets credit card processing services to merchants who accept credit cards as a form of payment, gains access to the Visa®, MasterCard®, and American Express networks. NMS is currently sponsored by two banks. If either of the sponsorships is terminated, and NMS is not able to secure or transfer the respective merchant portfolio to a new bank sponsor or sponsors, the business, financial condition, results of operations and cash flows of the electronic payment processing business could be materially adversely affected. If both the sponsorships are terminated and NMS is unable to secure a bank sponsor for the merchant portfolios, it will not be able to process bankcard transactions for the affected portfolios. Consequently, the loss of both of NMS’ sponsorships would have a material adverse effect on our business. Furthermore, NMS’ agreements with sponsoring banks gives the sponsoring banks substantial discretion in approving certain elements of its business practices, including its solicitation, application and qualification procedures for merchants, the terms of their agreements with merchants, the processing fees that they charge, their customer service levels and its use of independent sales organizations and independent sales agents. We cannot guarantee that NMS’ sponsoring banks’ actions under these agreements would not be detrimental to us.

Other service providers, some of whom are NMS’ competitors, are necessary for the conduct of NMS’ business. The termination by service providers of these arrangements with NMS or their failure to perform these services efficiently and effectively may adversely affect NMS’ relationships with the merchants whose accounts it serves and may cause those merchants to terminate their processing agreements with NMS.

If NMS or its processors or bank sponsors fail to adhere to the standards of the Visa® and MasterCard® bankcard associations, its registrations with these associations could be terminated and it could be required to stop providing payment processing services for Visa® and MasterCard®.

Substantially all of the transactions NMS processes involve Visa® or MasterCard®. If NMS, its bank sponsors or its processors fail to comply with the applicable requirements of the Visa® and MasterCard® bankcard associations, Visa® or MasterCard® could suspend or terminate its registration. The termination of NMS’ registration or any changes in the Visa® or MasterCard® rules that would impair its registration could require it to stop providing payment processing services, which would have a material adverse effect on its business and could be detrimental to us.

On occasion, NMS experiences increases in interchange and sponsorship fees. If it cannot pass along these increases to its merchants, its profit margins will be reduced.

NMS pays interchange fees or assessments to bankcard associations for each transaction it processes using their credit, debit and gift cards. From time to time, the bankcard associations increase the interchange fees that they charge processors and the sponsoring banks, which generally pass on such increases to NMS. From time to time, the sponsoring banks increase their fees as well. If NMS is not able to pass these fee increases along to merchants through corresponding increases in its processing fees, its profit margins in this line of business will be reduced.

Unauthorized disclosure of merchant or cardholder data, whether through breach of NMS’ computer systems or otherwise, could expose NMS to liability and business losses.

NMS collects and stores sensitive data about merchants and cardholders, and maintains a database of cardholder data relating to specific transactions, including payment, card numbers and cardholder addresses, in order to process the transactions and for fraud prevention and other internal processes. If anyone penetrates NMS’ network security or otherwise misappropriates sensitive merchant or cardholder data, NMS could be subject to liability or business interruption. While these systems are subject to periodic testing and review, we cannot guarantee that their systems will not be penetrated in the future. If a breach of NMS’ system occurs, NMS may be subject to liability, including claims for unauthorized purchases with misappropriated card information, impersonation or other similar fraud claims. Similar risks exist with regard to the storage and transmission of such data by NMS’ processors. In the event of any such a breach, NMS may also be subject to a class action lawsuit. SMBs are less prepared for the complexities of safeguarding cardholder data than their larger counterparts. In the event of noncompliance by a customer of card industry rules, NMS could face fines from payment card networks. There can be no assurance that NMS would be able to recover any such fines from such customer.

NMS is liable if its processing merchants refuse or cannot reimburse charge-backs resolved in favor of their customers.

If a billing dispute between a merchant and a cardholder is not ultimately resolved in favor of the merchant, the disputed transaction is “charged back” to the merchant’s bank and credited to the account of the cardholder. If NMS or its processing banks are unable to collect the charge-back from the merchant’s account, or if the merchant refuses or is financially unable due to bankruptcy or other reasons to reimburse the merchant’s bank for the charge-back, NMS must bear the loss for the amount of the refund paid to the cardholder’s bank. Most of NMS’ merchants deliver products or services when purchased, so a contingent liability for charge-backs is unlikely to arise, and credits are issued on returned items. However, some of its merchants do not provide services until sometime after a purchase, which increases the potential for contingent liability and future charge-backs. NMS and the sponsoring bank can require that merchants maintain cash reserves under its control to cover charge-back liabilities but such reserves may not be sufficient to cover the liability or may not even be available to them in the event of a bankruptcy or other legal action.

NMS has potential liability for customer or merchant fraud.

Credit card fraud occurs when a merchant’s customer uses a stolen card (or a stolen card number in a card-not-present transaction) to purchase merchandise or services. In a traditional card-present transaction, if the merchant swipes the card, receives authorization for the transaction from the card issuing bank and verifies the signature on the back of the card against the paper receipt signed by the customer, the card issuing bank remains liable for any loss. In a fraudulent card-not-present transaction, even if the merchant receives authorization for the transaction, the merchant is liable for any loss arising from the transaction. Many NMS customers are small and transact a substantial percentage of their sales over the Internet or by telephone or mail orders. Because their sales are card-not-present transactions, these merchants are more vulnerable to customer fraud than larger merchants, and NMS could experience charge-backs arising from cardholder fraud more frequently with these merchants.

Merchant fraud occurs when a merchant, rather than a customer, knowingly uses a stolen or counterfeit card or card number to record a false sales transaction or intentionally fails to deliver the merchandise or services sold in an otherwise valid transaction. Anytime a merchant is unable to satisfy a charge-back, NMS is ultimately responsible for that charge-back unless it has required that a cash reserve be established. We cannot assure that the systems and procedures NMS has established to detect and reduce the impact of merchant fraud are or will be effective. Failure to effectively manage risk and prevent fraud could increase NMS charge-back liability and adversely affect its results of operations.

NMS payment processing systems may fail due to factors beyond its control, which could interrupt its business or cause it to lose business and likely increase costs.

NMS depends on the uninterrupted operations of our computer network systems, software and its processors’ data centers. Defects in these systems or damage to them due to factors beyond its control could cause severe disruption to NMS’ business and other material adverse effects on its payment processing businesses.

The electronic payment processing business is undergoing very rapid technological changes which may make it difficult or impossible for NMS to compete effectively.

The introduction of new technologies, primarily mobile payment capabilities, and the entry into the payment processing market of new competitors, Apple, Inc., for example, could dramatically change the competitive environment and require significant changes and costs for NMS to remain competitive. There is no assurance that NMS will have the capability to stay competitive with such changes.

NMS and others in the payment processing industry have come under increasing pressures from various regulatory agencies seeking to use the leverage of the payment processing business to limit or modify the practices of merchants which could lead to increased costs.

Various agencies, particularly the Federal Trade Commission (“FTC”), have within the past few years attempted to pressure merchants to discontinue or modify various sales or other practices. As a part of the payment processing industry, processors such as NMS could experience pressure and/or litigation aimed at restricting access to credit card sales by such merchants. These efforts could cause an increase in the cost to NMS of doing business or otherwise make its business less profitable and may subject NMS to assess penalties for not taking actions deemed sufficiently aggressive to limit such practices. As a result of a prior litigation with the FTC, NMS voluntarily entered into, and is presently operating under, a permanent injunction with respect to certain of its business practices.

Increased regulatory focus on the payments industry may result in costly new compliance burdens on NMS’ clients and on NMS itself, leading to increased costs and decreased payments volume and revenues.

Regulation of the payments industry has increased significantly in recent years. Complying with these and other regulations increases costs and can reduce revenue opportunities. Similarly, the impact of such regulations on clients may reduce the volume of payments processed. Moreover, such regulations can limit the types of products and services that are offered. Any of these occurrences can materially and adversely affect NMS’ business, prospects for future growth, financial condition and results of operations.

Examples include:

•        Data Protection and Information Security.    Aspects of NMS’ operations and business are subject to privacy and data protection regulation. NMS’ financial institution clients are subject to similar requirements under the guidelines issued by the federal banking agencies. In addition, many individual states have enacted legislation requiring consumer notification in the event of a security breach.

•        Anti-Money Laundering and Anti-Terrorism Financing.    The U.S.A. PATRIOT Act requires NMS to maintain an anti-money laundering program. Sanctions imposed by the U.S. Treasury Office of Foreign Assets Control, or OFAC, restrict NMS from dealing with certain parties considered to be connected with money laundering, terrorism or narcotics. NMS has controls in place designed to ensure OFAC compliance, but if those controls should fail, it could be subject to penalties, reputational damage and loss of business.

•        Money Transfer Regulations.    As NMS expands its product offerings, it may become subject to money transfer regulations, increasing regulatory oversight and costs of compliance.

•        Formal Investigation.    If NMS is suspected of violating government statutes, such as the Federal Trade Commission Act or the Telemarketing and Consumer Fraud and Abuse Prevention Act, governmental agencies may formally investigate NMS. As a result of such a formal investigation, criminal or civil charges could be filed against NMS and it could be required to pay significant fines or penalties in connection with such investigation or other governmental investigations. Any criminal or civil charges by a governmental agency, including any fines or penalties, could materially harm NMS’ business, results of operations, financial position and cash flows. As a result of a prior litigation with the FTC, NMS voluntarily entered into, and is presently operating under, a permanent injunction with respect to certain of its business practices.

RISKS RELATED TO OUR CONTROLLED PORTFOLIO COMPANIES — NEWTEK TECHNOLOGY SOLUTIONS (NTS)

NTS operates in a highly competitive industry in which technological change can be rapid.

The information technology business and its related technology involve a broad range of rapidly changing technologies. NTS equipment and the technologies on which it is based may not remain competitive over time, and others may develop superior technologies that render its products non-competitive, without significant additional capital expenditures. Some of NTS’ competitors are significantly larger and have substantially greater market presence as well as greater financial, technical, operational, marketing and other resources and experience than

NTS. In the event that such a competitor expends significant sales and marketing resources in one or several markets, NTS may not be able to compete successfully in such markets. We believe that competition will continue to increase, placing downward pressure on prices. Such pressure could adversely affect NTS gross margins if it is not able to reduce its costs commensurate with such price reductions. There can be no assurances that NTS will remain competitive.

NTS’ technology solutions business depends on the efficient and uninterrupted operation of its computer and communications hardware systems and infrastructure.

Despite precautions taken by NTS against possible failure of its systems, interruptions could result from natural disasters, power loss, the inability to acquire fuel for its backup generators, telecommunications failure, terrorist attacks and similar events. NTS also leases telecommunications lines from local, regional and national carriers whose service may be interrupted. NTS’ business, financial condition and results of operations could be harmed by any damage or failure that interrupts or delays its operations. There can be no assurance that NTS’ insurance will cover all of the losses or compensate NTS for the possible loss of clients occurring during any period that NTS is unable to provide service.

NTS’ inability to maintain the integrity of its infrastructure and the privacy of confidential information would materially affect its business.

The NTS infrastructure is potentially vulnerable to physical or electronic break-ins, viruses or similar problems. If its security measures are circumvented, it could jeopardize the security of confidential information stored on NTS’ systems, misappropriate proprietary information or cause interruptions in NTS’ operations. NTS may be required to make significant additional investments and efforts to protect against or remedy security breaches. Security breaches that result in access to confidential information could damage NTS’ and our reputation and expose us to a risk of loss or liability. The security services that NTS offers in connection with customers’ networks cannot assure complete protection from computer viruses, break-ins and other disruptive problems. The occurrence of these problems may result in claims against NTS or us or liability on our part. These claims, regardless of their ultimate outcome, could result in costly litigation and could harm our business and reputation and impair NTS’ ability to attract and retain customers.

NTS could be adversely affected by information security breaches or cyber security attacks.

NTS’ web and cloud services involve the storage and transmission of its customers’ and our customers’, employees’, and portfolio companies’ proprietary information. NTS’ business relies on its digital technologies, computer and email systems, software, and networks to conduct its operations. NTS’ technologies, systems and networks may become the target of criminal cyber-attacks or information security breaches that could result in the unauthorized release, gathering, monitoring, misuse, loss or destruction of confidential, proprietary and other information of NTS or third parties with whom NTS deals, or otherwise disrupt its and our or our customers’ or other third parties’ business operations. It is critical to NTS’ business strategy that its facilities and infrastructure remain secure and are perceived by the marketplace to be secure. Although NTS believes it employs appropriate security technologies, NTS cannot guarantee that the security technologies (including data encryption processes, intrusion detection systems) it employs or, the comprehensive risk assessments it conducts, or its other internal control procedures will assure the security of its and our customers’ data. If NTS’ security measures are breached as a result of third-party action, employee error or otherwise, and as a result, its and our customers’ data becomes available to unauthorized parties, NTS, us and our other portfolio companies could incur liability and its reputation would be damaged, which could lead to the loss of current and potential customers. In addition, NTS will be required to expend significant capital and other resources to detect, remedy, protect against or alleviate breaches of its network and security, and it may not be able to remedy these problems in a timely manner, or at all. Because techniques used by outsiders to obtain unauthorized network access or to sabotage systems change frequently and generally are not recognized until launched against a target, NTS may be unable to anticipate these techniques or implement adequate preventative measures. For example, in early 2018 an unauthorized third party misappropriated three of NTS’ domain names. NTS’ management and forensic investigators determined that attackers compromised a portion of NTS’ shared webhosting system, and may have acquired certain customer information limited to NTS’ shared webhosting customers, and/or gained access to certain of its shared webhosting servers. In response, NTS has taken a range of steps designed to further secure its systems, enhance its security protections, enhance access controls, and prevent future unauthorized activity. However, there can be no assurance that these steps will assure the security of NTS’ and our customers’ data.

NTS’ business depends on Microsoft Corporation and others for the licenses to use software as well as other intellectual property in the managed technology solutions business.

NTS’ managed technology business is built on technological platforms relying on the Microsoft Windows® products and other intellectual property that NTS currently licenses. As a result, if NTS is unable to continue to have the benefit of those licensing arrangements or if the products upon which its platform is built become obsolete, its business could be materially and adversely affected.

RISKS RELATED TO OUR CONTROLLED PORTFOLIO COMPANIES — NEWTEK INSURANCE AGENCY (NIA)

NIA depends on third parties, particularly property and casualty insurance companies, to supply the products marketed by its agents.

NIA contracts with property and casualty insurance companies typically provide that the contracts can be terminated by the supplier without cause. NIA’s inability to enter into satisfactory arrangements with these suppliers or the loss of these relationships for any reason would adversely affect the results of its insurance business. Also, NIA’s inability to obtain these products at competitive prices could make it difficult for it to compete with larger and better capitalized providers of such insurance services.

If NIA fails to comply with government regulations, its insurance agency business would be adversely affected.

NIA insurance agency business is subject to comprehensive regulation in the various states in which it conducts business. NIA’s success will depend in part upon its ability to satisfy these regulations and to obtain and maintain all required licenses and permits. NIA’s failure to comply with any statutes and regulations could have a material adverse effect on it. Furthermore, the adoption of additional statutes and regulations, changes in the interpretation and enforcement of current statutes and regulations could have a material adverse effect on it.

NIA does not have any control over the commissions it earns on the sale of insurance products which are based on premiums and commission rates set by insurers and the conditions prevalent in the insurance market.

NIA earns commissions on the sale of insurance products. Commission rates and premiums can change based on the prevailing economic and competitive factors that affect insurance underwriters. In addition, the insurance industry has been characterized by periods of intense price competition due to excessive underwriting capacity and periods of favorable premium levels due to shortages of capacity. We cannot predict the timing or extent of future changes in commission rates or premiums or the effect any of these changes will have on the operations of NIA.

RISKS RELATED TO OUR CONTROLLED PORTFOLIO COMPANIES — NEWTEK PAYROLL AND BENEFIT SOLUTIONS (NPS)

Unauthorized disclosure of employee data, whether through a cyber-security breach of our computer systems or otherwise, could expose NPS to liability and business losses.

NPS collects and stores sensitive data about individuals in order to process the transactions and for other internal processes. If anyone penetrates its network security or otherwise misappropriates sensitive individual data, NPS could be subject to liability or business interruption. NPS is subject to laws and rules issued by different agencies concerning safeguarding and maintaining the confidentiality of this information. Its activities have been, and will continue to be, subject to an increasing risk of cyber-attacks, the nature of which is continually evolving. Cyber-security risks include unauthorized access to privileged and sensitive customer information, including passwords and account information of NPS’ customers. While it subjects its data systems to periodic independent testing and review, NPS cannot guarantee that its systems will not be penetrated in the future. Experienced computer programmers and hackers may be able to penetrate NPS’ network security, and misappropriate or compromise our confidential information, create system disruptions, or cause shutdowns. As a result, NPS’ customers’ information may be lost, disclosed, accessed or taken without its customers’ consent. If a breach of NPS’ system occurs, it may be subject to liability, including claims for impersonation or other similar fraud claims. In the event of any such breach, NPS may also be subject to a class action lawsuit. Any significant violations of data privacy could result in the loss of business, litigation and regulatory investigations and penalties that could damage NPS’ reputation, and the growth of its business could be adversely affected.

NPS is subject to risks surrounding Automated Clearing House (“ACH”) payments.

Credit risk in ACH payments arises when a party to a contract fails to deposit funds required to settle the contract. This can occur if a client of NPS suffers losses, enters into bankruptcy or defrauds NPS. In such an event, NPS could bear the financial burden of settling the customer’s contract.

NPS’ systems may be subject to disruptions that could adversely affect its business and reputation.

NPS’ payroll business relies heavily on its payroll, financial, accounting and other data processing systems. If any of these systems or any of the vendors which supply them fails to operate properly or becomes disabled even for a brief period of time, NPS could suffer financial loss, a disruption of its business, liability to clients, regulatory intervention or damage to its reputation. NPS has disaster recovery plans in place to protect its businesses against natural disasters, security breaches, military or terrorist actions, power or communication failures or similar events. Despite NPS’ preparations, its disaster recovery plans may not be successful in preventing the loss of client data, service interruptions, and disruptions to its operations or damage to its important facilities.

If NPS fails to adapt its technology to meet client needs and preferences, the demand for its services may diminish.

NPS operates in industries that are subject to rapid technological advances and changing client needs and preferences. In order to remain competitive and responsive to client demands, NPS continually upgrades, enhances and expands its existing solutions and services. If NPS fails to respond successfully to technological challenges, the demand for its services may diminish.

NPS could incur unreimbursed costs or damages due to delays in processing inherent in the banking system.

NPS generally determines the availability of customer (employer) funds prior to making payments to employees or taxing authorities, and such employer funds are generally transferred in to its accounts prior to making payments out. Due to the structure of the banking system however, there are times when NPS may make payroll or tax payments and not immediately receive the funds to do so from the employer. There can be no assurance that the procedures NPS has in place to prevent these occurrences or mitigate the damages will be sufficient to prevent loss to its business. In addition, NPS could incur unreimbursed costs or damages due to delays in processing customer payrolls or payroll taxes in a timely manner.

RISKS RELATED TO OUR CONTROLLED PORTFOLIO COMPANIES — NEWTEK BUSINESS CREDIT SOLUTIONS (NBC)

An unexpected level of defaults in NBC’s accounts receivables or inventory financing portfolios would reduce its income and increase its expenses.

If NBC’s level of non-performing assets in its receivable financing or inventory financing business rises in the future, it could adversely affect its revenue, earnings and cash flow. Non-performing assets primarily consist of receivables for which the customer has not made timely payment. In certain situations, NBC may restructure the receivable to permit such a customer to have smaller payments over a longer period of time. Such a restructuring or non-payment by a receivables or inventory customer will result in lower revenue and less cash available for NBC’ operational activities.

NBC’s reserve for credit losses may not be sufficient to cover unexpected losses.

NBC’s business depends on the behavior of its customers. In addition to its credit practices and procedures, NBC maintains a reserve for credit losses on its accounts receivable and inventory portfolios, which it has judged to be adequate given the receivables it purchases. NBC periodically reviews its reserve for adequacy considering current economic conditions and trends, charge-off experience and levels of non-performing assets, and adjusts its reserve accordingly. However, because of recent unstable economic conditions, its reserves may prove inadequate, which could have a material adverse effect on its financial condition and results of operations.

NBC depends on outside financing to support its receivables financing and inventory financing business.

NBC’s receivables and inventory financing business depends on outside financing to support its acquisition of receivables. Termination of the credit lines for any reason would have a material adverse effect on its business, including but not limited to, the liquidation of its receivables portfolios to pay down the lines. If funds from such sale were insufficient to completely pay down the line of credit, NBC’s would be responsible for any short fall. We are a guarantor on the Sterling Receivable and Inventory Facility at NBC. Maximum borrowings under the Sterling Receivable and Inventory Facility are $22,500,000. The Sterling Receivable and Inventory Facility matures in February 2020 and automatically renews annually. At March 31, 2019, total principal owed by NBC was $19,097,000.

We have guaranteed NBC’s obligations under this facility. If NBC defaults on this line of credit, we would be required to make payments under the guarantee, which could have a material adverse effect on our financial condition and results of operations.

In addition, if NBC loses this line of credit and NBC is unable to renew or replace this line of credit, it would materially impact the business of NBC and have a material adverse effect on its financial condition and results of operations.

LEGAL PROCEEDINGS — PORTFOLIO COMPANIES

Our portfolio companies may, from time to time, be involved in various legal matters, which may have an adverse effect on their operations and/or financial condition.

From time to time, we may be subject to legal actions as well as various regulatory, governmental and law enforcement inquiries, investigations and subpoenas. In any such claims or actions, demands for substantial monetary damages may be asserted against our portfolio companies and may result in financial liability for us or an adverse effect on our reputation among investors. We may be unable to accurately estimate our portfolio companies’ exposure to litigation risk. In regulatory enforcement matters, claims for disgorgement, the imposition of penalties, and the imposition of other remedial sanctions against our portfolio companies are possible, and may have a material adverse effect on our results of operations.

As a result of a prior litigation with the FTC, NMS voluntarily entered into, and is presently operating under, a permanent injunction with respect to certain of its business practices.

On March 22, 2019, the Company learned that five former employees of its portfolio company banc-serv were taken into custody in connection with the previously disclosed federal investigation of what the Company believes to be pre-acquisition conduct of certain former banc-serv employees. As previously disclosed, subsequent to the Company closing on its $5.4 million investment in banc-serv, banc-serv was served with a search warrant by the Federal Bureau of Investigation at banc-serv offices in Westfield, Indiana. Banc-serv has cooperated fully with the authorities during the investigation. As of December 31, 2018, the fair valuation of banc-serv was $0.00 and presently, banc-serv has no employees. While the outcome of this situation cannot at this time be predicted with certainty, the Company does not expect that the matter will materially affect the Company’s financial condition or results of operations.

RISKS RELATED TO OUR CAPCO BUSINESS

The Capco programs and the tax credits they provide are created by state legislation and implemented through regulation, and such laws and rules are subject to possible action to repeal or retroactively revise the programs for political, economic or other reasons. Such an attempted repeal or revision would create substantial difficulty for the Capco programs and could, if ultimately successful, cause us material financial harm.

The tax credits associated with the Capco programs and provided to our Capcos’ investors are to be utilized by the investors over a period of time, which is typically ten years. Much can change during such a period and it is possible that one or more states may revise or eliminate the tax credits. Any such revision or repeal could have a material adverse economic impact on our Capcos, either directly or as a result of the Capco’s insurer’s actions. Any such final state action that jeopardizes the tax credits could result in the provider of our Capco insurance assuming partial or full control of the particular Capco in order to minimize its liability under the Capco insurance policies issued to our investors.

Because our Capcos are subject to requirements under state law, a failure of any of them to meet these requirements could subject the Capco and our stockholders to the loss of one or more Capcos.

Despite the fact that we have met all applicable minimum requirements of the Capco programs in which we still participate, each Capco remains subject to state regulation until it has invested 100% of its funds and otherwise remains in full legal compliance. There can be no assurance that we will continue to be able to do so. A major regulatory violation, while not fatal to our Capco business, would materially increase the cost of operating the Capcos.

We know of no other publicly-held company that sponsors and operates Capcos as a part of its business. As such, there are, to our knowledge, no other companies against which investors may compare our Capco business and its operations, results of operations and financial and accounting structures.

In the absence of any meaningful peer group comparisons for our Capco business, investors may have a difficult time understanding and judging the strength of our business. This, in turn, may have a depressing effect on the value of our stock.

RISKS RELATED TO OUR SECURITIES

As of March 31, 2019 our CEO beneficially owns and has shared voting power over approximately 5.9% of our common stock, and may be able to exercise significant influence over the outcome of most stockholder actions.

Because of his ownership of and shared voting power over our stock, Barry Sloane, our Chairman, Chief Executive Officer and President, may be able to exercise significant influence over actions requiring stockholder approval, including the election of directors, the adoption of amendments to the certificate of incorporation, approval of stock incentive plans and approval of major transactions such as a merger or sale of assets. This could delay or prevent a change in control of the Company, deprive our stockholders of an opportunity to receive a premium for their common stock as part of a change in control and have a negative effect on the market price of our common stock.

Our common stock price may be volatile and may decrease substantially.

The trading price of our common stock may fluctuate substantially. The price of our common stock may be higher or lower depending on many factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include, but are not limited to, the following:

•        price and volume fluctuations in the overall stock market from time to time;

•        investor demand for our stock;

•        significant volatility in the market price and trading volume of securities of BDCs or other companies in our sector, which are not necessarily related to the operating performance of these companies;

•        changes in regulatory policies or tax guidelines with respect to RICs, BDCs, or SBLCs;

•        failure to qualify as a RIC, or the loss of RIC status;

•        any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;

•        changes, or perceived changes, in the value of our portfolio investments;

•        departures of key Company personnel;

•        operating performance of companies comparable to us; or

•        general economic conditions and trends and other external factors.

In the past, following periods of volatility in the market price of a company’s securities, securities class action litigation has often been brought against that company. Due to the potential volatility of our stock price once a market for our stock is established, we may become the target of securities litigation in the future. Securities litigation could result in substantial costs and divert management’s attention and resources from our business.

Future issuances of our common stock or other securities, including preferred shares, may dilute the per share book value of our common stock or have other adverse consequences to our common stockholders.

Our Board has the authority, without the action or vote of our stockholders, to issue all or part of the approximately 181,081,274 authorized but unissued shares of our common stock. Our business strategy relies upon investments in and acquisitions of businesses using the resources available to us, including our common stock. Additionally, we anticipate granting additional options or restricted stock awards to our employees and directors in the future. Absent exemptive relief, a BDC generally may not issue restricted stock to its directors, officers and employees. In May 2016, the SEC issued an order granting the Company’s request for exemptive relief to allow us to amend our equity compensation plan and make such grants and awards, subject to stockholder approval. We may also issue additional securities, through public or private offerings, in order to raise capital. Future issuances of our common stock will dilute the percentage of ownership interest of current stockholders and could decrease the per share book value of our common stock. In addition, option holders may exercise their options at a time when we would otherwise be able to obtain additional equity capital on more favorable terms. In July 2016, our stockholders approved the amendments to our equity compensation plan, and certain restricted stock awards granted thereunder.

We may also issue additional securities, through public or private offerings, in order to raise capital. Future issuances of our common stock will dilute the percentage of ownership interest of current stockholders and could decrease the per share book value of our common stock. In addition, option holders may exercise their options at a time when we would otherwise be able to obtain additional equity capital on more favorable terms.

Pursuant to our amended and restated charter, our Board is authorized to classify any unissued shares of stock and reclassify any previously classified but unissued shares of stock of any class or series from time to time, into one or more classes or series of stock, including preferred stock. If we issue preferred stock, the preferred stock would rank “senior” to common stock in our capital structure, preferred stockholders would have separate voting rights on certain matters and might have other rights, preferences, or privileges more favorable than those of our common stockholders, and the issuance of preferred stock could have the effect of delaying, deferring or preventing a transaction or a change of control that might involve a premium price for holders of our common stock or otherwise be in your best interest. We will not generally be able to issue and sell our common stock at a price below net asset value per share. We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the then current net asset value per share of our common stock if our Board determines that such sale is in our best interests and in the best interests of our stockholders, and our stockholders approve such sale. In any such case, the price at which our securities are to be issued and sold may not be less than a price that, in the determination of our Board, closely approximates the market value of such securities (less any distributing commission or discount). If we raise additional funds by issuing more common stock or senior securities convertible into, or exchangeable for, our common stock, then the percentage ownership of our stockholders at that time will decrease, and you may experience dilution.

Our stockholders may experience dilution upon the repurchase of common shares.

The Company has instituted programs which allow the Company to repurchase the Company’s outstanding common shares on the open market. Under the programs, purchases may be made at management’s discretion from time to time in open-market transactions, in accordance with all applicable securities laws and regulations. On May 11, 2016, the Company announced that its Board approved a new share repurchase program under which the Company was able to repurchase up to 150,000 of the Company’s outstanding common shares on the open market. This program terminated on November 11, 2016. On November 21, 2016 the Company announced that its Board approved a new share repurchase program under which the Company may repurchase up to 200,000 of the Company’s outstanding common shares on the open market. The program terminated on May 21, 2017. On December 17, 2018, the Company announced that its Board approved a new share repurchase program under which the Company was able to repurchase up to 300,000 of the Company’s outstanding common shares on the open market.

The authorization and issuance of “blank check” preferred shares could have an anti-takeover effect detrimental to the interests of our stockholders.

Our certificate of incorporation allows our Board to issue preferred shares with rights and preferences set by the Board without further stockholder approval. The issuance of these “blank check” preferred shares could have an anti-takeover effect detrimental to the interests of our stockholders. For example, in the event of a hostile takeover attempt, it may be possible for management and the Board to impede the attempt by issuing the preferred shares, thereby diluting or impairing the voting power of the other outstanding common shares and increasing the potential costs to acquire control of us. Our Board has the right to issue any new shares, including preferred shares, without first offering them to the holders of common shares, as they have no preemptive rights. The Company does not currently intend to issue preferred shares.

Our business and operation could be negatively affected if we become subject to any securities litigation or stockholder activism, which could cause us to incur significant expense, hinder execution of investment strategy and impact our stock price.

In the past, following periods of volatility in the market price of a company’s securities, securities class action litigation has often been brought against that company. Stockholder activism, which could take many forms or arise in a variety of situations, has been increasing in the BDC space recently. While we are currently not subject to any securities litigation or stockholder activism, due to the potential volatility of our stock price and for a variety of other reasons, we may in the future become the target of securities litigation or stockholder activism. Securities litigation and stockholder activism, including potential proxy contests, could result in substantial costs and divert management’s and our Board’s attention and resources from our business. Additionally, such securities litigation and stockholder activism could give rise to perceived uncertainties as to our future, adversely affect our relationships with service providers and make it more difficult to attract and retain qualified personnel. Also, we may be required to incur significant legal fees and other expenses related to any securities litigation and activist stockholder matters. Further, our stock price could be subject to significant fluctuation or otherwise be adversely affected by the events, risks and uncertainties of any securities litigation and stockholder activism.

Provisions of the Maryland General Corporation Law and of our charter and bylaws could deter takeover attempts and have an adverse impact on the price of our common stock.

The Maryland General Corporation Law and our charter and bylaws contain provisions that may discourage, delay or make more difficult a change in control of Newtek or the removal of our directors. We are subject to the Maryland Business Combination Act, subject to any applicable requirements of the 1940 Act. Our Board has adopted a resolution exempting from the Business Combination Act any business combination between us and any other person, subject to prior approval of such business combination by our Board, including approval by a majority of our independent directors. If the resolution exempting business combinations is repealed or our Board does not approve a business combination, the Business Combination Act may discourage third parties from trying to acquire control of us and increase the difficulty of consummating such an offer. Our bylaws exempt from the Maryland Control Share Acquisition Act acquisitions of our stock by any person.

The SEC staff has taken the position that, under the 1940 Act, an investment company may not avail itself of the Control Share Act. As a result, we will amend our bylaws to be subject to the Control Share Act only if the Board determines that it would be in our best interests and, after notification, the SEC staff does not object to our determination that our being subject to the Control Share Act does not conflict with the 1940 Act. If such conditions are met, and we amend our bylaws to repeal the exemption from the Control Share Acquisition Act, the Control Share Acquisition Act also may make it more difficult for a third party to obtain control of us and increase the difficulty of consummating such a transaction.

We have also adopted measures that may make it difficult for a third party to obtain control of us, including provisions of our charter classifying our Board in three classes serving staggered three-year terms and authorizing our Board to classify or reclassify shares of our stock in one or more classes or series, to cause the issuance of additional shares of our stock, to amend our charter without stockholder approval and to increase or decrease the number of shares of stock that we have authority to issue. These provisions, as well as other provisions of our charter and bylaws, may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of our stockholders.

Sales of substantial amounts of our common stock in the public market may have an adverse effect on the market price of our common stock.

All of the common stock held by our executive officers and directors, represents approximately 1,299,000 shares, or approximately 7% of our total outstanding shares as of March 31, 2019. Such shares are generally freely tradable in the public market. Sales of substantial amounts of our common stock, or the availability of such common stock for sale, could adversely affect the prevailing market prices for our common stock. If this occurs and continues, it could impair our ability to raise additional capital through the sale of securities should we desire to do so.

If we issue preferred stock, the net asset value and market value of our common stock will likely become more volatile.

We cannot assure you that the issuance of preferred stock would result in a higher yield or return to the holders of our common stock. The issuance of preferred stock would likely cause the net asset value and market value of the common stock to become more volatile. If the dividend rate on the preferred stock were to approach the net rate of return on our investment portfolio, the benefit of leverage to the holders of the common stock would be reduced. If the dividend rate on the preferred stock were to exceed the net rate of return on our portfolio, the leverage would result in a lower rate of return to the holders of common stock than if we had not issued preferred stock. Any decline in the net asset value of our investments would be borne entirely by the holders of common stock. Therefore, if the market value of our portfolio were to decline, the leverage would result in a greater decrease in net asset value to the holders of common stock than if we were not leveraged through the issuance of preferred stock. This greater net asset value decrease would also tend to cause a greater decline in the market price for the common stock. We might be in danger of failing to maintain the required asset coverage of the preferred stock or of losing our ratings, if any, on the preferred stock or, in an extreme case, our current investment income might not be sufficient to meet the dividend requirements on the preferred stock. To counteract such an event, we might need to liquidate investments to fund a redemption of some or all of the preferred stock. In addition, we would pay (and the holders of common stock would bear) all costs and expenses relating to the issuance and ongoing maintenance of the preferred stock, including higher advisory fees if our total return exceeds the dividend rate on the preferred stock. Holders of preferred stock may have different interests than holders of common stock and may at times have disproportionate influence over our affairs.

Stockholders may incur dilution if we sell shares of our common stock in one or more offerings at prices below the then current net asset value per share of our common stock or issue securities to subscribe to, convert to or purchase shares of our common stock.

The 1940 Act prohibits us from selling shares of our common stock at a price below the current net asset value per share of such stock, with certain exceptions. One such exception is prior stockholder approval of issuances below net asset value provided that our Board makes certain determinations. On July 26, 2018, at our Special Meeting of Stockholders, our stockholders approved a proposal that authorizes us to sell up to 20% of our common stock at a price below the Company’s then-current net asset value per share, subject to certain conditions. Our authorization to sale shares below net asset value expired on June 14, 2019, the date of our annual meeting of stockholders. We have requested that stockholders approve another proposal that would allow us to issue common stock at a discount from our NAV per share at a special meeting of shareholders, which we expect to take place on August 2, 2019. Any decision to sell shares of our common stock below the then current net asset value per share of our common stock or securities to subscribe to, convert to, or purchase shares of our common stock would be subject to the determination by our Board that such issuance is in our and our stockholders’ best interests. See “Sales of Common Stock Below Net Asset Value” for additional information.

If stockholders reauthorize us to sell shares of our common stock below net asset value per share, and if we do so, such sales would result in an immediate dilution to the net asset value per share. This dilution would occur as a result of the sale of shares at a price below the then current net asset value per share of our common stock and a proportionately greater decrease in a stockholder’s interest in our earnings and assets and voting interest in us than the increase in our assets resulting from such issuance. In addition, if we issue securities to subscribe to, convert to or purchase shares of common stock, the exercise or conversion of such securities would increase the number of outstanding shares of our common stock. Any such exercise would be dilutive on the voting power of existing stockholders, and could be dilutive with regard to dividends and our net asset value, and other economic aspects of the common stock. Because the number of shares of common stock that could be so issued and the timing of any issuance is not currently known, the actual dilutive effect cannot be predicted; however, the example below illustrates the effect of dilution to existing stockholders resulting from the sale of common stock at prices below the net asset value of such shares.

RISKS RELATED TO OUR PUBLICLY-TRADED DEBT

The indenture under which we may issue notes contains limited protection for holders of any such.

The indenture under which the notes may be issued offers limited protection to holders of the notes. The terms of the indenture may not restrict our or any of our subsidiaries’ ability to engage in, or otherwise be a party to, a variety of corporate transactions, circumstances or events that could have a material adverse impact on an investment in the notes. In particular, the terms of the indenture and the notes may not place any restrictions on our or our subsidiaries’ ability to:

•        issue securities or otherwise incur additional indebtedness or other obligations, including (1) any indebtedness or other obligations that would be equal in right of payment to the notes, (2) any indebtedness or other obligations that would be secured and therefore rank effectively senior in right of payment to the notes, (3) indebtedness of ours that is guaranteed by one or more of our subsidiaries and which therefore is structurally senior to the notes and (4) securities, indebtedness or obligations issued or incurred by our subsidiaries that would be senior to our equity interests in our subsidiaries and therefore rank structurally senior to the notes with respect to the assets of our subsidiaries, in each case other than an incurrence of indebtedness or other obligation that would cause a violation of Section 18(a)(1)(A) as modified by Section 61(a) of the 1940 Act or any successor provisions, but giving effect to any exemptive relief granted to us by the SEC. Currently, these provisions generally prohibit us from making additional borrowings, including through the issuance of additional debt or the sale of additional debt securities, unless our asset coverage, as defined in the 1940 Act, equals at least 200% after such borrowings;

•        pay dividends on, or purchase or redeem or make any payments in respect of, capital stock or other securities ranking junior in right of payment to the Notes, including subordinated indebtedness, in each case other than dividends, purchases, redemptions or payments that would cause a violation of Section 18(a)(1)(B) as modified by Section 61(a) of the 1940 Act or any successor provisions, giving effect to (i) any exemptive relief granted to us by the SEC and (ii) no-action relief granted by the SEC to another BDC (or to the Company if it determines to seek such similar no-action or other relief) permitting the BDC to declare any cash dividend or distribution notwithstanding the prohibition contained in Section 18(a)(1)(B) as modified by Section 61(a) of the 1940 Act or any successor provision in order to maintain the BDC’s status as a RIC under Subchapter M of the Code (these provisions generally prohibit us from declaring any cash dividend or distribution upon any class of our capital stock, or purchasing any such capital stock if our asset coverage, as defined in the 1940 Act, is below 200% at the time of the declaration of the dividend or distribution or the purchase and after deducting the amount of such dividend, distribution or purchase;

•        sell assets (other than certain limited restrictions on our ability to consolidate, merge or sell all or substantially all of our assets);

•        enter into transactions with affiliates;

•        create liens (including liens on the shares of our subsidiaries) or enter into sale and leaseback transactions;

•        make investments; or

•        create restrictions on the payment of dividends or other amounts to us from our subsidiaries.

In addition, the indenture may not require us to offer to purchase the notes in connection with a change of control, asset sale or any other event. Furthermore, the terms of the indenture and the notes do not protect holders of the notes in the event that we experience changes (including significant adverse changes) in our financial condition, results of operations or credit ratings, as they do not require that we or our subsidiaries adhere to any financial tests or ratios or specified levels of net worth, revenues, income, cash flow or liquidity. Our ability to recapitalize, incur additional debt and take a number of other actions that may not be limited by the terms of the notes may have important consequences for holders of our notes, including making it more difficult for us to satisfy our obligations with respect to the notes or negatively affecting the trading value of the notes.

CAUTIONARY STATEMENT REGARDING
FORWARD-LOOKING STATEMENTS AND PROJECTIONS

This prospectus contains, and any applicable prospectus supplement or free writing prospectus, including the documents we incorporate by reference, may contain, forward-looking statements that involve substantial risks and uncertainties. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about the Company, our current and prospective portfolio investments, our industry, our beliefs, and our assumptions. Words such as “anticipates,” “expects,” “intends,” “plans,” “will,” “may,” “continue,” “believes,” “seeks,” “estimates,” “would,” “could,” “should,” “targets,” “projects,” and variations of these words and similar expressions are intended to identify forward-looking statements. The forward-looking statements contained in this prospectus, any applicable prospectus supplement or free writing prospectus, including the documents we incorporate by reference, involve risks and uncertainties, including statements as to:

•        our future operating results;

•        our business prospects and the prospects of our portfolio companies;

•        the impact of investments that we expect to make;

•        our contractual arrangements and relationships with third parties;

•        the dependence of our future success on the general economy and its impact on the industries in which we invest;

•        the ability of our portfolio companies to achieve their objectives;

•        our expected financings and investments;

•        the impact of a protracted decline in the liquidity of credit markets on our business;

•        our ability to obtain exemptive relief from the SEC to co-invest and to engage in joint restructuring transactions or joint follow-on investments;

•        the adequacy of our cash resources and working capital; and

•        the timing of cash flows, if any, from the operations of our portfolio companies.

These statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements, including without limitation:

•        an economic downturn could impair our portfolio companies’ ability to continue to operate or repay their borrowings, which could lead to the loss of some or all of our investments in such portfolio companies;

•        a contraction of available credit and/or an inability to access the equity markets could impair our lending and investment activities;

•        interest rate volatility could adversely affect our results, particularly if we use leverage as part of our investment strategy; and

•        the risks, uncertainties and other factors we identify in “Risk Factors” and elsewhere in this prospectus, any applicable prospectus supplement or free writing prospectus, including the documents we incorporate by reference.

Although we believe that the assumptions on which these forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate, and as a result, the forward-looking statements based on those assumptions also could be inaccurate. Important assumptions include our ability to originate new loans and investments, certain margins and levels of profitability and the availability of additional capital. In light of these and other uncertainties, the inclusion of a projection or forward-looking statement in this prospectus, any applicable prospectus supplement or free writing prospectus, including the documents we incorporate by reference, should not be regarded as a representation by us that our plans and objectives will be achieved. These risks and uncertainties include those described or identified in “Risk Factors” and elsewhere in this prospectus, any applicable prospectus supplement or free writing prospectus, including the documents we incorporate by reference. You should not place undue reliance on these forward-looking statements, which apply only as of the dates of this prospectus, any applicable prospectus supplement or free writing prospectus, including any documents incorporated by reference, and while we believe such information forms, or will form, a reasonable basis for such statements, such information may be limited or incomplete, and our statements should not be read to indicate that we have conducted an exhaustive inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain and investors are cautioned not to unduly rely on these statements. The forward-looking statements in this prospectus are excluded from the safe-harbor protection provided by Section 27A of the Securities Act and Section 21E of the Exchange Act.

USE OF PROCEEDS

We intend to use the net proceeds from selling our securities for funding investments in debt and equity securities in accordance with our investment objective and strategies described in this prospectus. Additionally, we may use net proceeds for general corporate purposes, which include funding investments, repaying any outstanding indebtedness, and other general corporate purposes. The supplement to this prospectus relating to an offering will more fully identify the use of proceeds from such offering.

We anticipate that substantially all of the net proceeds of any offering of our securities will be used for the above purposes within six to nine months from the consummation of the offering, depending on the availability of appropriate investment opportunities consistent with our investment objective and market conditions. We cannot assure you we will achieve our targeted investment pace. We expect that it may take more than three months to invest all of the net proceeds of an offering of our securities, in part because investments in private companies often require substantial research and due diligence.

Pending such investments, we will invest the net proceeds primarily in cash, cash equivalents, U.S. government securities and other high-quality temporary investments that mature in one year or less from the date of investment. See “Regulation — Temporary Investments” for additional information about temporary investments we may make while waiting to make longer-term investments in pursuit of our investment objective.

PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS

Our common stock is traded on the Nasdaq Global Market under the symbol “NEWT.” The following table sets forth, for the two most recent fiscal years and the current fiscal year, the range of high and low sales prices of our common stock as reported on the Nasdaq Global Market:

	Price Range		NAV(1)		Premium (Discount) of High Sales Price to NAV(2)	Premium (Discount) of Low Sales Price to NAV(2)
Period	High	Low
First Quarter: January 1, 2017 Through March 31, 2017	$17.58	$15.15		$14.00	26%	8%
Second Quarter: April 1, 2017 Through June 30	$18.00	$15.68		$14.36	25%	9%
Third Quarter: July 1, 2017 Through September 30, 2017	$18.16	$15.68		$14.40	26%	9%
Fourth Quarter: October 1, 2017 Through December 31, 2017	$19.40	$16.01		$15.08	29%	6%
First Quarter: January 1, 2018 Through March 31, 2018	$18.95	$16.07		$15.05	26%	7%
Second Quarter: April 1, 2018 Through June 30, 2018	$20.76	$17.53		$15.06	38%	16%
Third Quarter: July 1, 2018 Through September 30, 2018	$24.24	$19.93		$15.28	59%	30%
Fourth Quarter: October 1, 2018 Through December 31, 2018	$21.85	$15.59		$15.19	44%	3%
First Quarter: January 1, 2019 Through March 31, 2019	$20.74	$17.23		$15.31	35%	13%
Second Quarter: April 1, 2019 Through July 1, 2019	$23.83	$19.70	$	*	* %	* %

____________

(1)      Net asset value per share is determined as of the last day in the relevant quarter and therefore may not reflect the net asset value per share on the date of the high and low sales prices. The values reflect stockholders equity per share/net asset value and are based on outstanding shares at the end of each period.

(2)      Calculated as the respective high or low sales price divided by net asset value and subtracting 1.

*        Not determinable at time of filing.

The last reported price for our common stock on July 1, 2019 was $22.77 per share. As of July 1, 2019 Newtek Business Services Corp. had approximately 97 stockholders of record.

Shares of BDCs may trade at a market price that is less than the value of the net assets attributable to those shares. The possibility that our shares of common stock will trade at a discount from net asset value or at premiums that are unsustainable over the long term are separate and distinct from the risk that our net asset value will decrease. It is not possible to predict whether the shares offered hereby will trade at, above, or below net asset value. As of July 1, 2019, our common stock closed at $22.77 per share. Our net asset value was $15.31 per share as of March 31, 2019.

Distributions

In order to receive tax treatment as a RIC, we must distribute to our stockholders, in respect of each taxable year, dividends for U.S. federal income tax purposes of an amount generally at least equal to the Annual Distribution Requirement. Upon satisfying this requirement in respect of a taxable year, we generally will not be subject to corporate taxes on any income we distribute to our stockholders as dividends for U.S. federal income tax purposes.

However, as a RIC we will be subject to a 4% nondeductible U.S. federal excise tax on certain undistributed income and gains unless we make distributions treated as dividends for U.S. federal income tax purposes in a timely manner to our stockholders in respect of each calendar year of an amount at least equal to the sum of (1) 98% of our net ordinary income for each calendar year, (2) 98.2% of our capital gain net income for the one-year period ending October 31 in that calendar year and (3) any income recognized, but not distributed, in preceding years and on which we paid no corporate-level income tax (the “Excise Tax Avoidance Requirement”). We will not be subject to this excise tax on any amount on which we incurred U.S. federal corporate income tax (such as the tax imposed on a RIC’s retained net capital gains).

Depending on the level of taxable income earned in a taxable year, we may choose to carry over taxable income in excess of current taxable year distributions treated as dividends for U.S. federal income tax purposes from such taxable income into the next taxable year and incur a 4% excise tax on such taxable income, as required. The maximum amount of excess taxable income that may be carried over for distribution in the next taxable year under the Code is the total amount of distributions treated as dividends for U.S. federal income tax purposes paid in the following taxable year, subject to certain declaration and payment guidelines. To the extent we choose to carry over taxable income into the next taxable year, distributions declared and paid by us in a taxable year may differ from our taxable income for that taxable year as such distributions may include the distribution of current taxable year taxable income, the distribution of prior taxable year taxable income carried over into and distributed in the current taxable year, or returns of capital.

We can offer no assurance that we will achieve results that will permit the payment of any cash distributions and, if we issue senior securities, we will be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings. Our ability to make distributions will be limited by the asset coverage requirements under the 1940 Act. See “Regulation.”

The following table summarizes the Company’s dividend declarations and distributions during the three months ended March 31, 2019 and during the years ended December 31, 2018 and 2017.

Record Date	Payment Date	Distribution Declared
March 20, 2017	March 31, 2017	$0.36
May 31, 2017	June 30, 2017	$0.40
September 22, 2017	September 29, 2017	$0.44
December 18 , 2017	December 28, 2017	$0.44
March 20, 2018	March 30, 2018	$0.40
June 15, 2018	June 29, 2018	$0.42
September 17, 2018	September 27, 2018	$0.48
December 18, 2018	December 28, 2018	$0.50
March 15, 2019	March 29, 2019	$0.40
		$3.84

In addition, on May 1, 2019, our Board declared a dividend of $0.46 per share payable on June 28, 2019 to stockholders of record on June 14, 2019.

Our Board maintains a variable distribution policy with the objective of distributing four quarterly distributions in an amount that approximates 90 — 100% of our taxable quarterly income or potential annual income for a particular taxable year. In addition, at the end of our taxable year, our Board may choose to pay an additional special distribution, or fifth distribution, so that we may distribute approximately all of our annual taxable income in the taxable year in which it was earned, or may elect to maintain the option to spill over our excess taxable income into the following taxable year as part of any future distribution payments.

Distributions in excess of our current and accumulated earnings and profits would generally be treated first as a return of capital to the extent of a stockholder’s tax basis in our shares, and any distributions paid in excess of a stockholder’s tax basis in our shares would generally be treated as a capital gain. The determination of the tax attributes of our distributions is made annually as of the end of our taxable year and is generally based upon our taxable income for the full taxable year and distributions paid for the full taxable year. Of the distributions declared during the three months ended March 31, 2019, and the years ended December 31, 2018 and 2017, 100% were distributions derived from our current and accumulated earnings and profits. There can be no certainty to stockholders that this determination is representative of the tax attributes of the 2019 distributions that we anticipate would be made to stockholders.

We maintain an “opt-out” dividend reinvestment plan for our common stockholders. As a result, if we declare a distribution, cash distributions will be automatically reinvested in additional shares of our common stock unless the stockholder specifically “opts out” of the dividend reinvestment plan and chooses to receive cash distributions. During the three months ended March 31, 2019, and the years ended December 31, 2018 and 2017, the Company issued 2,544, 11,195 and 7,239 shares, respectively, of common stock to stockholders in connection with the dividend reinvestment plan.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF
FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The following discussion should be read in conjunction with our financial statements and related notes and other financial information appearing elsewhere in this prospectus. In addition to historical information, the following discussion and other parts of this prospectus contain forward-looking information that involves risks and uncertainties. Our actual results could differ materially from those anticipated by such forward-looking information due to the factors discussed under “Risk Factors” and “Forward-Looking Statements” appearing elsewhere herein.

We are an internally managed BDC that is a leading national non-bank lender that provides, together with our controlled portfolio companies, a wide range of business and financial solutions under the Newtek® brand to the SMB market. Newtek’s products and services include: Business Lending including SBA 7(a) loans, 504 loans and conventional loans, Electronic Payment Processing, Managed Technology Solutions (Cloud Computing), Technology Consulting, eCommerce, Accounts Receivable and Inventory Financing, personal and commercial lines Insurance Services, Web Services, Data Backup, Storage and Retrieval, and Payroll and Benefits Solutions to SMB accounts nationwide across all industries. We have an established and reliable platform that is not limited by client size, industry type or location. As a result, we believe we have a strong and diversified client base across every state in the U.S. and across a variety of different industries. In addition, we have developed a financial and technology based business model that enables us and our controlled portfolio companies to acquire and process our SMB clients in a cost effective manner. This capability is supported in large part by NewTracker®, our patented prospect management technology software which is similar to but we believe is better than the system popularized by Salesforce.com. We believe that this technology and low cost business model distinguishes us from our competitors.

We consolidate the following wholly-owned subsidiaries:

Newtek Small Business Finance, LLC

Newtek Asset Backed Securities, LLC

CCC Real Estate Holdings, LLC

The Whitestone Group, LLC

Wilshire Colorado Partners, LLC(1)

Wilshire DC Partners, LLC

Wilshire Holdings I, Inc.

Wilshire Louisiana BIDCO, LLC

Wilshire Louisiana Partners II, LLC

Wilshire Louisiana Partners III, LLC

Wilshire Louisiana Partners IV, LLC

Wilshire New York Advisers II, LLC

Wilshire New York Partners III, LLC

Wilshire New York Partners IV, LLC(2)

Wilshire New York Partners V, LLC(2)

Wilshire Partners, LLC

Exponential Business Development Co., Inc.

Newtek Commercial Lending, Inc.

Newtek LSP Holdco, LLC

NBSH Holdings, LLC

Newtek Business Services Holdco 1, Inc.

Newtek Business Services Holdco 2, Inc.

Newtek Business Services Holdco 3, Inc.

Newtek Business Services Holdco 4, Inc.

Newtek Business Services Holdco 5, Inc.(formerly Banc-Serv Acquisition, Inc.)

Newtek Business Services Holdco 6, Inc.

____________

(1)      Entity was merged into The Whitestone Group, LLC in December 2018.

(2)      Entity was merged into The Whitestone Group, LLC in December 2017.

We are an internally-managed, closed-end, non-diversified investment company that has elected to be regulated as a BDC under the 1940 Act. In addition, for U.S. federal income tax purposes, we have elected to be treated as a RIC under the Code beginning with our 2015 tax year. As a BDC and a RIC, we are also subject to certain constraints, including limitations imposed by the 1940 Act and the Code. As a result, previously consolidated subsidiaries are now recorded as investments in controlled portfolio companies, at fair value. NSBF is a consolidated subsidiary and originates loans under the SBA’s 7(a) loan program.

Our common shares are currently listed on the Nasdaq Global Market under the symbol “NEWT”.

NSBF has been granted PLP status and originates, sells and services SBA 7(a) loans and is authorized to place SBA guarantees on loans without seeking prior SBA review and approval. Being a national lender, PLP status allows NSBF to expedite the origination of loans since NSBF is not required to present applications to the SBA for concurrent review and approval. The loss of PLP status could adversely impact our marketing efforts and ultimately our loan origination volume which could negatively impact our results of operations.

As a BDC, our investment objective is to generate both current income and capital appreciation primarily through loans originated by our business finance platform and our equity investments in certain portfolio companies that we control.

We target our debt investments, which are principally made through our business finance platform under the SBA 7(a) program, to produce a coupon rate of prime plus 2.75% which enables us to generate rapid sales of guaranteed portions of SBA 7(a) loans in the secondary market. We typically structure our debt investments with the maximum seniority and collateral along with personal guarantees from portfolio company owners, in many cases collateralized by other assets including real estate. In most cases, our debt investment will be collateralized by a first lien on the assets of the portfolio company and a first or second lien on assets of guarantors, in both cases primarily real estate. All SBA loans are made with personal guarantees from any owner(s) of 20% or more of the portfolio company’s equity. The amount of new debt investments, particularly SBA 7(a) loans that we originate, will directly impact future investment income. In addition, future amounts of unrealized appreciation or depreciation on our investments, as well as the amount of realized gains or losses, will also fluctuate depending upon economic conditions and the performance of our investment portfolio. The changes in realized gains and losses and unrealized appreciation or depreciation could have a material impact on our operating results. During 2018, sale prices for guaranteed portions of SBA 7(a) loans were negatively impacted by market conditions, in particular a higher interest rate environment, which led to higher prepayments during the period, resulting in lower sale prices in the secondary market. A continuation or further reduction in the price of guaranteed SBA 7(a) loans could negatively impact our business.

We typically structure our debt investments to include non-financial covenants that seek to minimize our risk of capital loss such as lien protection and prohibitions against change of control. Our debt investments have strong protections, including default penalties, information rights and, in some cases, board observation rights and affirmative, negative and financial covenants. Debt investments in portfolio companies, including the controlled portfolio companies, have historically and are expected to continue to comprise the majority of our overall investments in number and dollar volume.

While the vast majority of our investments have been structured as debt, we have in the past and expect in the future to make selective equity investments primarily as either strategic investments to enhance the integrated operating platform or, to a lesser degree, under the Capco programs. For investments in our controlled portfolio companies, we focus more on tailoring them to the long term growth needs of the companies than to return. Our objectives with these companies is to foster the development of the businesses as a part of the integrated operational platform of serving the SMB market, so we may reduce the burden on these companies to enable them to grow faster than they would otherwise and as another means of supporting their development.

We regularly engage in discussions with third parties with respect to various potential transactions. We may acquire an investment or a portfolio of investments or an entire company or sell a portion of our portfolio on an opportunistic basis. We, our subsidiaries, or our affiliates may also agree to manage certain other funds that invest in debt, equity or provide other financing or services to companies in a variety of industries for which we may earn management or other fees for our services. We may also invest in the equity of these funds, along with other third parties, from which we would seek to earn a return and/or future incentive allocations. Some of these transactions could be material to our business. Consummation of any such transaction will be subject to completion of due diligence, finalization of key business and financial terms (including price) and negotiation of final definitive documentation as well as a number of other factors and conditions including, without limitation, the approval of our board of directors and required regulatory or third-party consents and, in certain cases, the approval of our shareholders. Accordingly, there can be no assurance that any such transaction would be consummated. Any of these transactions or funds may require significant management resources either during the transaction phase or on an ongoing basis depending on the terms of the transaction.

Revenues

We generate revenue in the form of interest, dividend, servicing and other fee income on debt and equity investments. Our debt investments typically have terms of 10 to 25 years and bear interest at prime plus a margin. In some instances, we receive payments on our debt investments based on scheduled amortization of the outstanding balances. In addition, we receive repayments of some of our debt investments prior to their scheduled maturity date. The frequency or volume of these repayments fluctuates significantly from period to period. Our portfolio activity also reflects the proceeds of sales of securities. We receive servicing income related to the guaranteed portions of SBA investments which we originate and sell into the secondary market. These recurring fees are earned daily and recorded when earned. In addition, we may generate revenue in the form of packaging, prepayment, legal and late fees. We record such fees related to loans as other income. Dividends are recorded as dividend income on an accrual basis to the extent that such amounts are payable by the portfolio company and are expected to be collected. Dividend income is recorded at the time dividends are declared. Distributions of earnings from portfolio companies are evaluated to determine if the distribution is income, return of capital or capital gains.

We recognize realized gains or losses on investments based on the difference between the net proceeds from the disposition and the cost basis of the investment without regard to unrealized gains or losses previously recognized. We record current period changes in fair value of investments and assets that are measured at fair value as a component of the net change in unrealized appreciation (depreciation) on investments or servicing assets, as appropriate, in the consolidated statements of operations.

Expenses

Our primary operating expenses are salaries and benefits, interest expense and other general and administrative costs, such as professional fees, marketing, referral fees, servicing costs and rent. Since we are an internally-managed BDC with no outside adviser or management company, the BDC incurs all the related costs to operate the Company.

Guarantees

The Company is a guarantor on the Sterling Receivable and Inventory Facility at NBC. Maximum borrowings under the Sterling Receivable and Inventory Facility are $22,500,000. The Sterling Receivable and Inventory Facility matures in February 2020 and automatically renews annually. At March 31, 2019 and December 31, 2018, total principal owed by NBC was $19,097,000 and $16,477,000, respectively. In addition, the Company deposited $750,000 to collateralize the guarantee. At March 31, 2019 and December 31, 2018, the Company determined that it is not probable that payments would be required to be made under the guarantee.

The Company is also a guarantor on the Sterling 504 Facility at NBC. Maximum borrowings under the 504 Facility are $35,000,000, depending upon syndication. The Sterling 504 Facility matured on April 30, 2019. NBC had zero principal outstanding on the line at that time and is currently discussing termination of the line. At March 31, 2019 and December 31, 2018, total principal owed by NBC was $$4,252,000 and $7,283,000, respectively. At March 31, 2019 and December 31, 2018, the Company determined that it is not probable that payments would be required to be made under the guarantee.

The Company is a guarantor on the NBL Facility. Maximum borrowings under the NBL Facility are $75,000,000 with an accordion feature to increase maximum borrowings to $150,000,000. The NBL Facility matures in July 2021. At March 31, 2019 and December 31, 2018, total principal owed by NBL was $13,813,000 and $13,855,000, respectively. At March 31, 2019 and December 31, 2018, the Company determined that it is not probable that payments would be required to be made under the guarantee.

The Company is a guarantor on the Webster Facility, a term loan facility between NMS and Webster Bank with an aggregate principal amount up to $50,000,000. The Webster Facility matures in November 2023. At March 31, 2019 and December 31, 2018, total principal outstanding was $35,000,000 and $35,000,000, respectively. At March 31, 2019 and December 31, 2018, the Company determined that it is not probable that payments would be required to be made under the guarantee.

No amounts related to the guarantees discussed above are included in the calculation of our asset coverage ratio at March 31, 2019 and December 31, 2018.

Unfunded Commitments

At March 31, 2019 and December 31, 2018, the Company had $6,413,000 and $8,234,000 of unfunded commitments in connection with its SBA 7(a) non-affiliate investments related to portions of loans originated which are partially funded. The Company will fund these commitments from the same sources it uses to fund its other investment commitments.

Loan Portfolio Asset Quality and Composition

The following tables set forth distribution by business type of the Company’s SBA 7(a) loan portfolio at March 31, 2019 and December 31, 2018, respectively (in thousands):

As of March 31, 2019

Distribution by Business Type
Business Type	# of Loans	Balance	Average Balance	% of Balance
Existing Business	1,618	$301,539	$186	81.5%
Business Acquisition	251	51,990	207	14.0%
Start-Up Business	180	16,799	93	4.5%
Total(1)	2,049	$370,328	$181	100.0%

____________

(1)      The table above includes loans in which NSBF owns 100% as a result of NSBF originating the loan and subsequently repurchasing the guaranteed portion from the SBA. The total of 100% NSBF-owned loans at March 31, 2019 is $11,544,000.

As of December 31, 2018

Distribution by Business Type
Business Type	# of Loans	Balance	Average Balance	% of Balance
Existing Business	1,556	$292,200	$188	82.2%
Business Acquisition	233	47,333	203	13.3%
Start-Up Business	171	16,056	94	4.5%
Total(1)	1,960	$355,589	$181	100.0%

____________

(1)      The table above includes loans in which NSBF owns 100% as a result of NSBF originating the loan and subsequently repurchasing the guaranteed portion from the SBA. The total of 100% NSBF-owned loans at December 31, 2018 is $11,605,000.

The following tables set forth distribution by borrower’s credit score of the Company’s SBA 7(a) loan portfolio at March 31, 2019 and December 31, 2018, respectively (in thousands):

As of March 31, 2019

Distribution by Borrower Credit Score
Credit Score	# of Loans	Balance	Average Balance	% of Balance
500 to 550	22	$4,271	$194	1.2%
551 to 600	65	16,714	257	4.5%
601 to 650	294	60,678	206	16.4%
651 to 700	621	111,498	180	30.1%
701 to 750	607	102,789	169	27.8%
751 to 800	377	67,327	179	18.2%
801 to 850	56	6,241	111	1.7%
Not available	7	810	116	0.1%
Total(1)	2,049	$370,328	$181	100.0%

____________

(1)      The table above includes loans in which NSBF owns 100% as a result of NSBF originating the loan and subsequently repurchasing the guaranteed portion from the SBA. The total of 100% NSBF-owned loans at March 31, 2019 is $11,544,000.

As of December 31, 2018

Distribution by Borrower Credit Score	# of Loans	Aggregate Balance	Average Balance	% of Balance
Credit Score
500 to 550	22	$4,332	$197	1.2%
551 to 600	65	16,739	258	4.7%
601 to 650	285	58,269	204	16.4%
651 to 700	592	107,359	181	30.2%
701 to 750	569	97,117	171	27.3%
751 to 800	367	65,324	178	18.4%
801 to 850	53	5,634	106	1.6%
Not available	7	815	116	0.2%
Total(1)	1,960	$355,589	$181	100.0%

____________

(1)      The table above includes loans in which NSBF owns 100% as a result of NSBF originating the loan and subsequently repurchasing the guaranteed portion from the SBA. The total of 100% NSBF-owned loans at December 31, 2018 is $11,605,000.

The following tables set forth distribution by primary collateral type of the Company’s SBA 7(a) loan portfolio at March 31, 2019 and December 31, 2018, respectively (in thousands):

As of March 31, 2019

Distribution by Primary Collateral Type
Collateral Type	# of Loans	Balance	Average Balance	% of Balance
Commercial Real Estate	883	$202,510	$229	54.7%
Machinery and Equipment	367	71,084	194	19.2%
Residential Real Estate	427	33,946	79	9.2%
Other	96	29,534	308	8.0%
Accounts Receivable and Inventory	194	28,905	149	7.8%
Liquid Assets	11	498	45	0.1%
Furniture and Fixtures	27	2,746	102	0.7%
Unsecured	44	1,105	25	0.3%
Total(1)	2,049	$370,328	$181	100.0%

____________

(1)      The table above includes loans in which NSBF owns 100% as a result of NSBF originating the loan and subsequently repurchasing the guaranteed portion from the SBA. The total of 100% NSBF-owned loans at March 31, 2019 is $11,544,000.

As of December 31, 2018

Distribution by Primary Collateral Type	# of Loans	Aggregate Balance	Average Balance	% of Balance
Collateral Type
Commercial Real Estate	867	$195,908	$226	55.1%
Machinery and Equipment	343	66,099	193	18.6%
Residential Real Estate	401	32,285	81	9.1%
Other	93	30,703	330	8.6%
Accounts Receivable and Inventory	182	26,456	145	7.4%
Liquid Assets	11	511	46	0.1%
Unsecured	40	1,070	27	0.3%
Furniture and Fixtures	23	2,557	111	0.8%
Total(1)	1,960	$355,589	$181	100.0%

____________

(1)      The table above includes loans in which NSBF owns 100% as a result of NSBF originating the loan and subsequently repurchasing the guaranteed portion from the SBA. The total of 100% NSBF-owned loans at December 31, 2018 is $11,605,000.

The following tables set forth distribution by days delinquent of the Company’s SBA 7(a) loan portfolio at March 31, 2019 and December 31, 2018, respectively (in thousands):

As of March 31, 2019

Distribution by Days Delinquent	# of Loans	Balance	Average Balance	% of Balance
Delinquency Status
Current	1,817	$309,127	$170	83.5%
31 to 60 days	43	11,954	278	3.2%
61 to 90 days	31	8,924	288	2.4%
91 days or greater	158	40,323	255	10.9%
Total(1)	2,049	$370,328	$181	100.0%

____________

(1)      The table above includes loans in which NSBF owns 100% as a result of NSBF originating the loan and subsequently repurchasing the guaranteed portion from the SBA. The total of 100% NSBF-owned loans at March 31, 2019 is $11,544,000.

As of December 31, 2018

Distribution by Days Delinquent	# of Loans	Aggregate Balance	Average Balance	% of Balance
Delinquency Status
Current	1,762	$301,892	$171	96.1%
31 to 60 days	33	6,951	211	2.2%
61 to 90 days	—	—	—	—%
91 days or greater	12	5,356	446	1.7%
Total(1)	1,807	$314,199	$174	100.0%

____________

(1)      The table above includes loans in which NSBF owns 100% as a result of NSBF originating the loan and subsequently repurchasing the guaranteed portion from the SBA. The total of 100% NSBF-owned loans at December 31, 2018 is $11,605,000.

Consolidated Results of Operations

As a BDC and a RIC, we are subject to certain constraints on our operations, including limitations imposed by the 1940 Act and the Code.

Comparison of the three months ended March 31, 2019 and 2018

Investment Income

(in thousands)	Three Months Ended March 31, 2019	Three Months Ended March 31, 2018	Change
Investment income:
Interest income	$7,234	$5,323	$1,911
Dividend income	3,181	2,625	556
Servicing income	2,428	2,065	363
Other income	921	1,055	(134)
Total investment income	$13,764	$11,068	$2,696

Interest Income

The increase in interest income was attributable to the average outstanding performing portfolio of SBA non-affiliate investments increasing to $320,581,000 from $267,042,000 for the three months ended March 31, 2019 and 2018, respectively, combined with an increase in the Prime Rate from 4.75% to 5.50% over the twelve month period. The increase in the average outstanding performing portfolio resulted from the origination of new SBA non-affiliate investments period over period. We also recognized an additional $230,000 of interest income period over period from holding SBA guaranteed loans for sale, as well as partially funded loans.

Dividend Income

(in thousands)	Three Months Ended March 31, 2019	Three Months Ended March 31, 2018	Change
Newtek Merchant Solutions, LLC	$2,900	$1,750	$1,150
Premier Payments LLC(1)	—	400	(400)
SIDCO, LLC	150	250	(100)
United Capital Source LLC	—	225	(225)
Mobil Money, LLC	100	—	100
EMCAP Loan Holdings, LLC	31	—	31
Total dividend income	$3,181	$2,625	$556

____________

(1)      On December 31, 2018, Premier was merged into NMS.

Dividend income increased $556,000 period over period based on each portfolio company’s financial results. Dividend income from NMS and Premier combined, increased $750,000. We earned $100,000 of dividend income from Mobil Money, a controlled portfolio company which we invested in May 2018. These increases were offset by a decrease in dividend income from UCS of $225,000 as a result of our sale of UCS in October 2018. Dividend income is dependent on portfolio company earnings. Current quarter dividend income may not be indicative of future period dividend income.

NSBF Servicing Portfolio and Related Servicing Income

The following table represents the NSBF originated servicing portfolio and servicing income earned for the three months ended March 31, 2019 and 2018:

(in thousands):	Three Months Ended March 31, 2019	Three Months Ended March 31, 2018	Change
Total NSBF originated servicing portfolio(1)	$1,556,518	$1,275,249	$281,269
Total servicing income earned	$2,428	$2,065	$363

____________

(1)      Of this amount, the total average NSBF originated portfolio earning servicing income was $1,111,712,000 and $909,106,000 for the three months ended March 31, 2019 and 2018, respectively.

The increase in servicing income was attributable to the increase in total portfolio investments for which we earn servicing income. The portfolio earning servicing income increased $202,606,000 period over period. The increase was attributable to an increase in SBA 7(a) non-affiliate investments period over period.

Expenses:

(in thousands)	Three Months Ended March 31, 2019	Three Months Ended March 31, 2018	Change
Salaries and benefits	$3,588	$4,878	$(1,290)
Interest	4,735	3,512	1,223
Depreciation and amortization	129	120	9
Professional fees	984	940	44
Origination and servicing	1,653	1,605	48
Origination and servicing – related party	2,188	—	2,188
Change in fair value of contingent consideration liabilities	46	10	36
Loss on extinguishment of debt	—	1,059	(1,059)
Other general and administrative costs	1,427	1,717	(290)
Total expenses	$14,750	$13,841	$909

Salaries and Benefits

As discussed below, the decrease in salaries and benefits was the result of certain NSBF employees being hired by SBL. SBL is a lender service provider that, effective January 1, 2019, provides NSBF with loan origination and servicing function performed by its employees. As a result, costs related to these employees previously included in salaries and benefits, are included in origination and servicing — related party.

Interest Expense

The following is a summary of interest expense by facility for the three months ended March 31, 2019 and 2018:

(in thousands)	Three Months Ended March 31, 2019	Three Months Ended March 31, 2018	Change
Notes payable – Securitization Trusts	$3,044	$1,982	$1,062
Bank notes payable	290	108	182
Notes due 2022	176	176	—
Notes due 2021	—	718	(718)
Notes due 2023	1,015	410	605
Notes payable – related parties	204	112	92
Other	6	6	—
Total interest expense	$4,735	$3,512	$1,223

The increase in interest expense period over period is primarily related to interest from the Notes payable — Securitization Trusts, Bank notes payable and 2023 Notes. The increase from Notes payable — Securitization Trusts was the result of an additional securitization transaction completed in November 2018. We recognized $1,015,000 of interest expense attributable to the 2023 Notes which represented a full quarter of interest as compared to partial quarter of interest during the three months ended March 31, 2018. These increases were offset by the decrease in interest expense related the 2021 Notes of $718,000 as a result of our redemption of the 2021 Notes in March 2018 and issuance of $57,500,000 of 2023 Notes. The increase in interest expense from Bank Notes payable was related to an increase in the average outstanding balance period over period.

During the three months ended March 31, 2018, we redeemed all $40,250,000 in aggregate principal amount of the 2021 Notes at 100% of their principal amount ($25 per Note), plus the accrued and unpaid interest thereon from December 31, 2017, through, but excluding, the Redemption Date. As a result, we recorded loss on extinguishment of debt of $1,059,000.

Origination and Servicing

The increase in origination and servicing expenses was attributed to $2,188,000 of origination and servicing costs incurred from SBL. Effective January 1, 2019, certain employees performing origination and servicing functions were hired by SBL. As a result, costs related to these employees previously included in salaries and benefits, are included in origination and servicing — related party.

Net Realized Gains and Net Unrealized Appreciation and Depreciation

Net realized gains from SBA non-affiliate investments for the three months ended March 31, 2019 and 2018 were $9,344,000 and $9,881,000, respectively, which included realized losses of $402,000 and $394,000, respectively.

Net Realized Gains on SBA Non-Affiliate Investments

	Three Months Ended
	March 31, 2019		March 31, 2018
(in thousands)	# of Debt Investments	$ Amount	# of Debt Investments	$ Amount
SBA non-affiliate investments originated during the quarter	120	$97,779	125	$91,360
SBA guaranteed non-affiliate investments sold during the quarter	117	$74,102	114	$73,181
Realized gains recognized on sale of SBA guaranteed non-affiliate investments	—	$9,746	—	$10,275
Average sale price as a percent of principal balance(1)	—	111.09%	—	111.82%

____________

(1)      Realized gains greater than 110.00% must be split 50/50 with the SBA in accordance with SBA regulations. The realized gains recognized above reflects amounts net of split with the SBA.

Net Unrealized Appreciation (Depreciation) on Investments

(in thousands)	Three Months Ended March 31, 2019	Three Months Ended March 31, 2018	Change
Net unrealized appreciation (depreciation) on SBA guaranteed non-affiliate investments	$70	$(280)	$350
Net unrealized appreciation on SBA unguaranteed non-affiliate investments	2,629	992	1,637
Net unrealized (depreciation) appreciation on controlled investments	(1,947)	1,170	(3,117)
Change in deferred taxes	529	(299)	828
Total net unrealized appreciation on investments	$1,281	$1,583	$(302)

Net unrealized appreciation (depreciation) on SBA guaranteed non-affiliate investments relates to guaranteed portions of SBA debt investments made which the Company sells into a secondary market. Unrealized appreciation of SBA guaranteed investments represents the fair value adjustment of guaranteed portions of loans which have not yet been sold. Unrealized depreciation represents the reversal of unrealized appreciation when the SBA 7(a) loans are sold.

Net Unrealized Appreciation (Depreciation) on Controlled Investments

(in thousands)	Three Months Ended March 31, 2019	Three Months Ended March 31, 2018	Change
Newtek Merchant Solutions, LLC	$—	$5,000	$(5,000)
Newtek Technology Solutions, Inc.	(1,500)	(1,200)	(300)
SIDCO, LLC	(320)	—	(320)
PMTWorks Payroll, LLC	(185)	(70)	(115)
banc-serv Partners, LLC	(242)	(1,960)	1,718
Small Business Lending, LLC	300	(400)	700
Newtek Insurance Agency, LLC	—	(200)	200
Total net unrealized (depreciation) appreciation on controlled investments	$(1,947)	$1,170	$(3,117)

Unrealized depreciation related to our investment in NTS was primarily due to the Company’s inability to add sufficient new business and resulting decline in revenue.

During the three months ended March 31, 2019 and 2018, the Company contributed $185,000 and $70,000, respectively to PMT for working capital needs. Based on PMT’s inability to generate sufficient cash flows and their continued losses, the Company recognized unrealized depreciation of $185,000 and $70,000, respectively.

The Company contributed $242,000 in capital to BSP during the three months ended March 31, 2019 for legal fees and other working capital needs which increased the cost basis in BSP. The Company recognized $242,000 in unrealized depreciation on BSP during the three months ended March 31, 2019.

Provision for Deferred Taxes on Unrealized Appreciation of Investments

Certain consolidated subsidiaries of ours are subject to U.S. federal and state income taxes. These taxable subsidiaries are not consolidated with the Company for income tax purposes, but are consolidated for GAAP purposes, and may generate income tax liabilities or assets from temporary differences in the recognition of items for financial reporting and income tax purposes at the subsidiaries. During the three months ended March 31, 2019 and 2018, we recognized a benefit for deferred taxes of $529,000 and provision for deferred taxes of $299,000 related to the net unrealized appreciation and depreciation of controlled portfolio company investments, respectively.

Comparison of the year ended December 31, 2018 and 2017

Investment Income

(in thousands)	December 31, 2018	December 31, 2017	Change
Investment income:
Interest income	$23,807	$18,671	$5,136
Dividend income	12,630	9,747	2,883
Servicing income	8,552	7,206	1,346
Other income	4,526	3,290	1,236
Total investment income	$49,515	$38,914	$10,601

Interest Income

The increase in interest income was attributable to the average outstanding performing portfolio of SBA non-affiliate investments increasing to $282,378,000 from $227,761,000 for the years ended December 31, 2018 and 2017, respectively, combined with an increase in the Prime Rate. During the year ended December 31, 2017, the Prime Rate was increased three times, to 3.75%, effective January 2017, to 4.00%, effective April 2017 and to 4.25%, effective July 2017. During the year ended December 31, 2018 the Prime Rate was increased three times, from 4.50% in January 2018 to 4.75%, effective April 2018, to 5.00% effective July 2018, and to 5.25% effective October 2018. The increase in the average outstanding performing portfolio resulted from the origination of new SBA non-affiliate investments during the year. We also recognized an additional $1,309,000 of interest income year over year from holding SBA guaranteed loans. Offsetting these increases was $1,493,000 of interest income related to accrued non-performing interest owed by two borrowers who paid their accrued interest balance in full in 2017.

Dividend Income

(in thousands)	December 31, 2018	December 31, 2017	Change
Newtek Merchant Solutions, LLC	$7,800	$7,100	$700
Premier Payments LLC	2,950	1,575	1,375
International Professional Marketing, Inc.	125	550	(425)
SIDCO, LLC	1,250	225	1,025
Mobil Money, LLC	165	—	165
CDS Business Services, Inc.	—	200	(200)
The Secure CyberGateway, LLC	—	47	(47)
United Capital Source, LLC	275	50	225
EMCAP Loan Holdings, LLC	65	—	65
Total dividend income	$12,630	$9,747	$2,883

Dividend income increased $2,883,000 year over year based on each portfolio company’s financial results. During the year ended December 31, 2018, we earned $275,000 of dividend income from UCS, a wholly-owned controlled portfolio company that we invested in October 2017. See Note 3 to our consolidated financial statements for the year ended December 31, 2018 for the discussion on the subsequent sale of UCS. During the year ended December 31, 2018, we earned an additional $600,000 of dividend income from IPM and SIDCO (combined as SIDCO was spun-off as a separate entity from IPM in July 2017), as a result of ownership for the full year. The increase in dividend income from NMS and Premier was a result increased profitability year over year, as well as an additional dividend paid by Premier in the fourth quarter of 2018 resulting from a portion of the gain recognized from the sale of one of its merchant portfolios. Dividend income is dependent on portfolio company earnings. Current period dividend income may not be indicative of future period dividend income.

NSBF Servicing Portfolio and Related Servicing Income

The following table represents NSBF originated servicing portfolio and servicing income earned for the years ended December 31, 2018 and 2017:

(in thousands):	December 31, 2018	December 31, 2017	Change
Total NSBF originated servicing portfolio(1)	$1,498,907	$1,221,624	$277,283
Total servicing income earned	$8,552	$7,206	$1,346

____________

(1)      Of this amount, the total average NSBF originated portfolio earning servicing income was $975,852,000 and $783,578,000 for the years ended December 31, 2018 and 2017, respectively.

The increase in servicing income was attributable to the increase in total portfolio investments for which we earn servicing income. The portfolio earning servicing income increased $192,274,000 year over year. The increase was attributable to an increase in SBA 7(a) non-affiliate investments from 2017 to 2018.

Other Income

Other income relates primarily to legal, packaging, prepayment, and late fees earned from SBA 7(a) loans. The increase was related to an increase in legal and packaging fees earned as a result of the larger dollar volume of loans originated.

Expenses:

(in thousands)	December 31, 2018	December 31, 2017	Change
Salaries and benefits	$21,082	$19,292	$1,790
Interest	16,066	11,397	4,669
Depreciation and amortization	484	402	82
Professional fees	3,094	3,009	85
Origination and servicing	8,362	5,871	2,491
Change in fair value of contingent consideration liabilities	(51)	(455)	404
Loss on extinguishment of debt	1,059	—	1,059
Other general and administrative costs	6,907	7,279	(372)
Total expenses	$57,003	$46,795	$10,208

Salaries and Benefits

Salaries and benefits increased $1,790,000 primarily due to an increase in headcount at NSBF. The additional headcount relates primarily to employees performing loan processing, loan closing or loan servicing functions as a result of the increase in loan originations.

Interest Expense

The following is a summary of interest expense by facility for the years ended December 31, 2018 and 2017:

(in thousands)	December 31, 2018	December 31, 2017	Change
Notes payable – Securitization Trusts	$8,748	$5,537	$3,211
Bank notes payable	1,473	1,188	285
Notes due 2022	707	707	—
Notes due 2021	718	3,164	(2,446)
Notes due 2023	3,483	—	3,483
Notes payable – related parties	916	780	136
Other	21	21	—
Total interest expense	$16,066	$11,397	$4,669

The increase in interest expense year over year is primarily related to interest from the Notes payable — Securitization trusts and 2023 Notes. The increase from Notes payable — Securitization trusts was the result of an additional securitization transaction completed in December 2017. We recognized $3,483,000 of interest expense attributable to the 2023 Notes, offset by the decrease in interest expense related the 2021 Notes of $2,446,000 as a result of our redemption of $40,250,000 of the 2021 Notes in March 2018 and issuance of $57,500,000 of 2023 Notes.

During the year ended December 31, 2018, we redeemed all $40,250,000 in aggregate principal amount of the 2021 Notes at 100% of their principal amount ($25 per Note), plus the accrued and unpaid interest thereon from December 31, 2017, through, but excluding, the Redemption Date. As a result, we recorded loss on extinguishment of debt of $1,059,000 during the year ended December 31, 2018.

Origination and Servicing

The increase in origination and servicing expenses was attributed to an increase in referral fees of $998,000 resulting from increased SBA 7(a) loan originations year over year, as well as a $1,493,000 increase in loan processing, liquidation and loan recovery expenses, all of which resulted from an increase in the outstanding loan portfolio period over period.

Change in Fair Value of Contingent Consideration

A portion of our investments in IPM and Mobil Money consisted of contingent consideration based on both entities attaining specific income levels for 2018 and 2017 with respect to our investment in IPM and 2018 and 2019 with respect to our investment in Mobil Money. As a result, we decreased the contingent consideration liability by $51,000 and $455,000 for the years ended December 31, 2018 and 2017.

Net Realized Gains and Net Unrealized Appreciation and Depreciation

Net realized gains from SBA non-affiliate investments for the years ended December 31, 2018 and 2017 were $42,845,000 and $39,617,000, respectively, which includes realized losses on SBA non-affiliate investments of $2,738,000 and $894,000 during the years ended December 31, 2018 and 2017, respectively. During the second half of 2018, sale prices for guaranteed portions of SBA 7(a) loans were negatively impacted by market conditions, in particular a higher interest rate environment, which led to higher prepayments during the period resulting in lower sale prices in the secondary market. A continuation or further reduction in the price of guaranteed SBA 7(a) loans could negatively impact our business.

During the year ended December 31, 2018, the Company originated a non-SBA, conventional loan for $5,700,000 which was sold for $5,978,000 resulting in a realized gain of $278,000.

Net Realized Gains on SBA Non-Affiliate Investments

	December 31, 2018		December 31, 2017
(in thousands)	# of Debt Investments	$ Amount	# of Debt Investments	$ Amount
SBA non-affiliate investments originated	569	$469,176	480	$385,882
SBA guaranteed non-affiliate investments sold	563	$360,483	458	$283,630
Realized gains recognized on sale of SBA guaranteed non-affiliate investments	—	$45,583	—	$40,511
Average sale price as a percent of principal balance(1)		110.52%		111.99%

____________

(1)      Realized gains greater than 110.00% must be split 50/50 with the SBA in accordance with SBA regulations. The realized gains recognized above reflects amounts net of split with the SBA.

Net Unrealized Appreciation (Depreciation) on Investments

(in thousands)	December 31, 2018	December 31, 2017	Change
Net unrealized (depreciation) appreciation on SBA guaranteed non-affiliate investments	$(766)	$1,398	$(2,164)
Net unrealized appreciation (depreciation) on SBA unguaranteed non-affiliate investments	3,471	(1,342)	4,813
Net unrealized appreciation on controlled investments	4,048	12,957	(8,909)
Change in deferred taxes	(1,077)	(2,179)	1,102
Total net unrealized appreciation on investments	$5,676	$10,834	$(5,158)

Net unrealized appreciation (depreciation) on SBA guaranteed non-affiliate investments relates to the guaranteed portions of SBA debt investments originated which the Company sells into a secondary market. Unrealized appreciation of SBA guaranteed non-affiliate investments represents the fair value adjustment of guaranteed portions of loans which have not yet been sold. Unrealized depreciation represents the reversal of unrealized appreciation when the SBA 7(a) loans are sold. Valuation of SBA guaranteed non-affiliate investments were negatively impacted in 2018 due to market conditions and a higher interest rate environment which resulted in increased prepayment speeds.

Net Unrealized Appreciation (Depreciation) on Controlled Investments

(in thousands)	December 31, 2018	December 31, 2017	Change
Newtek Merchant Solutions, LLC(1)	$13,250	$17,000	$(3,750)
Newtek Technology Solutions, Inc.	(3,900)	(7,659)	3,759
Premier Payments LLC(1)	—	2,000	(2,000)
CDS Business Services, Inc.	(3,000)	7,250	(10,250)
PMTWorks Payroll, LLC	(381)	(3,045)	2,664
banc-serv Partners, LLC	(4,939)	(2,000)	(2,939)
Small Business Lending, LLC	550	(800)	1,350
The Secure CyberGateway, LLC	—	300	(300)
Newtek Insurance Agency, LLC	(420)	—	(420)
International Professional Marketing, Inc	(700)	—	(700)
SIDCO, LLC	700	—	700
Newtek Business Lending, LLC	3,000	—	3,000
Titanium Asset Management LLC	—	(42)	42
Excel WebSolutions, LLC	(112)	(47)	(65)
Total net unrealized appreciation on controlled investments	$4,048	$12,957	$(8,909)

____________

(1)      At December 31, 2018, Premier merged into NMS and as a result the valuation of NMS and related unrealized appreciation represents that of the combined entity.

Unrealized appreciation related to our investment in NMS was related to an increase in revenue and EBITDA projections combined with a decrease in the corporate income tax rate as recently enacted by Congress.

Unrealized depreciation related to our investment in NTS was primarily due to the cybersecurity event at NTS in early 2018, as well as NTS’ inability to add sufficient new business and resulting decline in revenue. NTS expects to incur additional costs associated with the continued cyber security remediation.

The increase of $3,000,000 at NBL and corresponding decrease of $3,000,000 at NBC during the year ended December 31, 2018 was a result of NBC’s SBA 504 lending program being conducted by NBL. NBL’s business will focus on SBA 504 and construction lending, while NBC focuses on accounts receivable and inventory financing.

During the year ended December 31, 2018, we contributed $381,000 and $135,000 to PMT and NIA, respectively, for working capital needs. Based on PMT’s and NIA’s inability to generate sufficient cash flows and their continued losses, we recognized unrealized depreciation of $381,000 and $420,000 for the year.

We recognized $4,939,000 in unrealized depreciation on our investment in BSP during the year ended December 31, 2018, which includes $1,509,000 in capital contributions which increased the cost basis of our investment in BSP. The valuation change for the year ended December 31, 2018, was the result of several quantitative and qualitative factors. On a quantitative basis, BSP’s financial performance has declined since we made our initial investment in BSP in 2016, and BSP has since lost customers, materially impacting its business. Second, as previously disclosed, on October 12, 2017, the FBI executed a search warrant at BSP’s office in Westfield, Indiana. In addition, Kerri Agee, the former owner and President of BSP, was terminated in April 2018. As a result of the foregoing factors which have impacted BSP’s ability to retain customers, BSP has assigned a significant number of its customer servicing agreements to SBL, as well as transferred remaining employees of BSP to SBL to continue to service those customers. As such, BSP was determined to have a fair value of zero as of December 31, 2018 and SBL’s value increased due to the additional cash flows from the assigned third-party servicing accounts.

Provision for Deferred Taxes on Net Unrealized Appreciation of Investments

Certain consolidated subsidiaries of ours are subject to U.S. federal and state income taxes. These taxable subsidiaries are not consolidated with the Company for income tax purposes, but are consolidated for GAAP purposes, and may generate income tax liabilities or assets from temporary differences in the recognition of items for financial reporting and income tax purposes at the subsidiaries. During the years ended December 31, 2018 and 2017, we recognized a provision for deferred taxes of $1,077,000 and $2,179,000, respectively, related to the net unrealized appreciation of controlled portfolio company investments.

Net Unrealized Depreciation on Servicing Assets

(in thousands)	December 31, 2018	December 31, 2017	Change
Net unrealized depreciation on servicing assets	$(5,685)	$(3,394)	$(2,291)

The increase in unrealized depreciation on servicing assets is primarily related to the increase in the discount rate from 12.20% to 14.24%, coupled with an increase in the cumulative prepayment rate from 18.50% to 26.00%.

Comparison of the year ended December 31, 2017 and 2016

Investment Income

(in thousands)	December 31, 2017	December 31, 2016	Change
Investment income:
Interest income	$18,671	$11,518	$7,153
Dividend income	9,747	10,573	(826)
Servicing income	7,206	6,160	1,046
Other income	3,290	2,714	576
Total investment income	$38,914	$30,965	$7,949

Interest Income

The increase in interest income was attributable to the average outstanding performing portfolio of SBA non-affiliate investments increasing to $227,761,000 from $176,210,000 for the years ended December 31, 2017 and 2016, respectively, combined with an increase in the Prime Rate. During the year ended December 31, 2016 the Prime Rate was 3.50%. During the year ended December 31, 2017 the Prime Rate was increased three times to 3.75%, effective January 2017, to 4.00%, effective April 2017 and to 4.25%, effective July 2017. The increase in the average outstanding performing portfolio resulted from the origination of new SBA non-affiliate investments during the year. In addition, during the year ended December 31, 2017, we recognized $1,493,000 of interest income related to accrued non-performing interest owed by two borrowers who paid their accrued interest balance in full.

Dividend Income

(in thousands)	December 31, 2017	December 31, 2016	Change
Universal Processing Services of Wisconsin, LLC	$7,100	$6,800	$300
Premier Payments LLC	1,575	1,735	(160)
Newtek Technology Solutions, Inc.	—	990	(990)
International Professional Marketing, Inc.	550	—	550
SIDCO, LLC	225	—	225
Small Business Lending, LLC	—	696	(696)
banc-serv Partners, LLC	—	300	(300)
CDS Business Services, Inc.	200	—	200
The Secure CyberGateway, LLC	47	52	(5)
United Capital Source, LLC	50	—	50
Total dividend income	$9,747	$10,573	$(826)

Dividend income decreased $826,000 year over year. During the year ended December 31, 2017, we earned $200,000 of dividend income from NBC, $550,000 and $225,000 of dividend income from IPM and SIDCO, respectively, both new wholly-owned controlled portfolio companies that we invested in on April 6, 2017. Dividend income earned from NMS increased $300,000 year over year. These increases were offset by decreases in dividend income earned from NTS, SBL and BSP. Dividend income is dependent on portfolio company earnings. Current period dividend income may not be indicative of future period dividend income.

NSBF Servicing Portfolio and Related Servicing Income

The following table represents NSBF originated servicing portfolio and servicing income earned for the years ended December 31, 2017 and 2016:

(in thousands):	December 31, 2017	December 31, 2016	Change
Total NSBF originated servicing portfolio(1)	$1,221,624	$960,517	$261,107
Total servicing income earned	$7,206	$6,160	$1,046

____________

(1)      Of this amount, the total average NSBF originated portfolio earning servicing income was $783,578,000 and $633,126,000 for the years ended December 31, 2017 and 2016, respectively.

The increase in servicing income was attributable to the increase in total portfolio investments for which we earn servicing income. The portfolio earning servicing income increased $150,452,000 year over year. The increase was attributable to an increase in SBA 7(a) non-affiliate investments from 2016 to 2017.

Other Income

Other income relates primarily to legal, packaging, prepayment, and late fees earned from SBA 7(a) loans. The increase was related to an increase in legal and packaging fees earned as a result of the larger dollar volume of loans originated.

Expenses:

(in thousands)	December 31, 2017	December 31, 2016	Change
Salaries and benefits	$19,292	$15,234	$4,058
Interest	11,397	8,440	2,957
Depreciation and amortization	402	296	106
Professional fees	3,009	3,274	(265)
Origination and servicing	5,871	6,046	(175)
Change in fair value of contingent consideration liabilities	(455)	—	(455)
Other general and administrative costs	7,279	6,935	344
Total expenses	$46,795	$40,225	$6,570

Salaries and Benefits

Salaries and benefits increased $4,058,000 primarily due to an increase in headcount at NSBF. The additional headcount relates primarily to employees performing loan processing, loan closing or loan servicing functions as a result of the increase in loan originations. The increase in salaries and benefits was also related to a $386,000 increase in stock-based compensation expense year over year.

Interest Expense

The following is a summary of interest expense by facility for the years ended December 31, 2017 and 2016:

(in thousands)	December 31, 2017	December 31, 2016	Change
Notes payable – Securitization Trusts	$5,537	$3,976	$1,561
Bank notes payable	1,188	1,260	(72)
Notes due 2022	707	708	(1)
Notes due 2021	3,164	2,181	983
Notes payable – related parties	780	260	520
Other	21	55	(34)
Total interest expense	$11,397	$8,440	$2,957

The increase in interest expense year over year is primarily related to interest from the Notes payable — Securitization trusts, 2021 Notes and Notes payable — related parties. The increase from Notes payable — Securitization trusts was the result of an additional securitization transaction completed in November 2016 and December 2017. In April 2016, we issued $40,250,000 of 2021 Notes bearing interest at 7.00%. During the year ended December 31, 2017, we incurred a full year of interest expense as compared to a partial year of interest expense in 2016. The increase from Notes payable — related parties was related to the increase in the average outstanding balance year over year.

Change in Fair Value of Contingent Consideration

A portion of our investment in IPM consisted of contingent consideration based on IPM attaining specific EBITDA levels for 2017 and 2018. During the year ended December 31, 2017, we reduced the contingent consideration liability by $455,000 based on the probability of IPM attaining specific EBITDA levels for 2017 and 2018.

Other General and Administrative Costs

Other general and administrative costs include managed IT services, marketing, rent and other costs. In April 2016, the Company moved its headquarters to Lake Success, New York. As a result, the Company vacated its spaces in West Hempstead, New York and New York, New York. The Company recorded a loss of $604,000 related to the remaining liabilities under the West Hempstead lease, offset by future rental income, during the year ended December 31, 2016. No such expense was incurred during the year ended December 31, 2017. The Company has sublet both spaces. This decrease was offset by $1,397,000 of bad debt expense related to amounts owed from related parties, primarily PMT and BSP, which we determined to be uncollectible and an increase in referral fees of $485,000 related to the increase in loan originations year over year.

Net Realized Gains and Net Unrealized Appreciation and Depreciation

Net realized gains or losses on investments are measured by the difference between the net proceeds from the repayment or sale and the cost basis of our investments without regard to unrealized appreciation or depreciation previously recognized and includes investments charged off during the period, net of recoveries. The net change in unrealized appreciation or depreciation on investments reflects the change in portfolio investment fair values during the reporting period, including the reversal of previously recorded unrealized appreciation or depreciation when gains or losses are realized.

Net Realized Gains on SBA Non-Affiliate Investments

Net realized gains from SBA non-affiliate investments for the years ended December 31, 2017 and 2016 were $39,617,000 and $31,512,000, respectively, which includes realized losses of $894,000 and $925,000 during the years ended December 31, 2017 and 2016, respectively.

	December 31, 2017		December 31, 2016
(in thousands)	# of Debt Investments	$ Amount	# of Debt Investments	$ Amount
SBA non-affiliate investments originated	480	$385,882	402	$309,147
SBA guaranteed non-affiliate investments sold	458	$283,630	379	$226,435
Realized gains recognized on sale of SBA guaranteed non-affiliate investments	—	$40,511	—	$32,437
Average sale price as a percent of principal balance(1)		111.99%		111.91%

____________

(1)      Realized gains greater than 110.00% must be split 50/50 with the SBA in accordance with SBA regulations. The realized gains recognized above reflects amounts net of split with the SBA.

Net Realized Gains (Losses) on Controlled Investments

During the year ended December 31, 2017 we recorded $200,000 in net realized losses from controlled portfolio companies which consisted of a $100,000 realized gain from a distribution in excess of cost basis from SBL and a $300,000 realized loss related to the reversal of unrealized depreciation on a debt investment in The Secure CyberGateway, LLC. For the year ended December 31, 2016, realized gains on controlled investments were $108,000 and represented distributions from SBL in excess of cost basis.

Net Unrealized Appreciation (Depreciation) on Investments

(in thousands)	December 31, 2017	December 31, 2016	Change
Net unrealized appreciation on SBA guaranteed non-affiliate investments	$1,398	$1,035	$363
Net unrealized (depreciation) appreciation on SBA unguaranteed non-affiliate investments	(1,342)	18	(1,360)
Net unrealized appreciation on controlled investments	12,957	11,337	1,620
Change in deferred taxes	(2,179)	(5,128)	2,949
Net unrealized depreciation on non-control/non-affiliate investments	—	(43)	43
Net unrealized loss in credits in lieu of cash and notes payable in credits in lieu of cash	—	(5)	5
Total net unrealized appreciation on investments	$10,834	$7,214	$3,620

Net unrealized appreciation (depreciation) on SBA guaranteed non-affiliate investments relates to guaranteed portions of SBA debt investments made which the Company sells into a secondary market. Unrealized appreciation of SBA guaranteed investments represents the fair value adjustment of guaranteed portions of loans which have not yet been sold. Unrealized depreciation represents the reversal of unrealized appreciation when the SBA 7(a) loans are sold.

Net Unrealized Appreciation (Depreciation) on Controlled Investments

(in thousands)	December 31, 2017	December 31, 2016	Change
Universal Processing Services of Wisconsin, LLC	$17,000	$10,552	$6,448
Newtek Technology Solutions, Inc.	(7,659)	(975)	(6,684)
Premier Payments LLC	2,000	4,562	(2,562)
CDS Business Services, Inc.	7,250	(175)	7,425
PMTWorks Payroll, LLC	(3,045)	(185)	(2,860)
banc-serv Partners, LLC	(2,000)	140	(2,140)
Small Business Lending, LLC	(800)	(2,200)	1,400
The Secure CyberGateway, LLC	300	(296)	596
Titanium Asset Management LLC	(42)	(86)	44
Excel WebSolutions, LLC	(47)	—	(47)
Total net unrealized appreciation on controlled investments	$12,957	$11,337	$1,620

Unrealized appreciation related to our investment in NMS and Premier was related to an increase in revenue and EBITDA projections combined with a decrease in the corporate income tax rate as recently enacted by Congress. Unrealized appreciation related to our investment in NBC was related to growth in its SBA 504 lending program and growth in its accounts receivable and inventory financing programs.

Unrealized depreciation related to our investment in NTS was related to weak financial performance. During the year ended December 31, 2017, we made an additional $1,000,000 debt investment in NPS. Due to NPS’ continued negative cash flows, we recorded an unrealized loss of $3,045,000 on our total investment in NPS, which consisted of an $860,000 equity investment and $2,185,000 of debt investments, including a $1,000,000 investment made in NPS in 2017. During the year ended December 31, 2017, the Company recorded a $2,000,000 unrealized loss on its investment in BSP to reflect the potential impact to the business and tradename as a result of the FBI investigation discussed in Note 9.

Provision for Deferred Taxes on Net Unrealized Appreciation of Investments

Certain consolidated subsidiaries of ours are subject to U.S. federal and state income taxes. These taxable subsidiaries are not consolidated with the Company for income tax purposes, but are consolidated for GAAP purposes, and may generate income tax liabilities or assets from temporary differences in the recognition of items for financial reporting and income tax purposes at the subsidiaries. During the years ended December 31, 2017 and 2016, we recognized a provision for deferred taxes of $2,179,000 and $5,128,000, respectively, related to the net unrealized appreciation of controlled portfolio company investments.

Net Unrealized Depreciation on Servicing Assets

(in thousands)	December 31, 2017	December 31, 2016	Change
Net unrealized depreciation on servicing assets	$(3,394)	$(2,269)	$(1,125)

The increase in unrealized depreciation on servicing assets is primarily related to the increase in the discount rate from 12.20% to 13.06% and an increase in the cumulative prepayment rate from 18.50% to 20.00%.

Liquidity and Capital Resources

Overview

Our liquidity and capital resources are derived from our Capital One Facility, Notes payable — related parties, 2022 Notes, 2023 Notes, securitization transactions and cash flows from operations, including investment sales and repayments, and income earned. Our primary use of funds from operations includes investments in portfolio companies and payments of fees and other operating expenses we incur. We have used, and expect to continue to use, our borrowings and the proceeds from the turnover of our portfolio and from public and private offerings of securities to finance our investment objectives. We may raise additional equity or debt capital through both registered offerings off a shelf registration, including “At-The-Market”, or ATM, and private offerings of securities. As of March 31, 2019, our asset coverage was 182% based on $358,073,000 of aggregate principal amount of senior securities outstanding. On April 27, 2018, we announced that our Board, including a “required majority” (as such term is defined in Section 57(o) of the 1940 Act) of the Board, approved a proposal to reduce our asset coverage requirement as set forth in Section 61(a)(2) of the 1940 Act, from 200% to 150%, pursuant to recent modifications included in the Small Business Credit Availability Act. Such change would have been effective April 27, 2019. However, on July 26, 2018, our stockholders approved a proposal to reduce our asset coverage requirement to 150%, effective July 27, 2018.

Public Offerings

ATM Program

The ATM Equity Distribution Agreement provides that we may offer and sell up to 4,400,000 shares of common stock from time to time through the Placement Agents. From inception through March 31, 2019, we sold 1,565,071 shares of our common stock at a weighted average price of $17.96 per share. Proceeds, net of offering costs and expenses were $27,360,000. The Company has up to an additional 2,834,929 shares of common stock available under the ATM Equity Distribution Agreement as of March 31, 2019.

We used the net proceeds for funding investments in debt and equity securities in accordance with our investment objective and strategies and for general corporate purposes including funding investments, repaying outstanding indebtedness and other general corporate purposes.

Debt Offerings

In February 2018, the Company and the Trustee entered into the Third Supplemental Indenture to the Base Indenture between the Company and the Trustee, relating to the Company’s issuance, offer and sale of $50,000,000 aggregate principal amount of 6.25% Notes due 2023. The Company granted an overallotment option of up to $7,500,000 in aggregate principal amount of the 2023 Notes. The sale of the Notes generated proceeds of approximately $47,901,000, net of underwriter’s fees and expenses. In February 2018, the underwriters exercised their option to purchase $7,500,000 in aggregate principal amount of notes for an additional $7,275,000 in net proceeds. The 2023 Notes are the Company’s direct unsecured obligations and rank: (i) pari passu with the Company’s other outstanding and future unsecured indebtedness; (ii) senior to any of the Company’s future indebtedness that expressly provides it is subordinated to the 2023 Notes; (iii) effectively subordinated to all the Company’s existing and future secured indebtedness (including indebtedness that is initially unsecured to which the Company subsequently grants security), to the extent of the value of the assets securing such indebtedness; and (iv) structurally subordinated to all existing and future indebtedness and other obligations of any of the Company’s subsidiaries.

The 2023 Notes will mature on March 1, 2023 and may be redeemed in whole or in part at the Company’s option at any time or from time to time on or after March 1, 2020, at a redemption price of 100% of the outstanding principal amount thereof plus accrued and unpaid interest payments otherwise payable for the then-current quarterly interest period accrued to but not including the date fixed for redemption. The 2023 Notes bear interest at a rate of 6.25% per year payable quarterly on March 1, June 1, September 1, and December 1 of each year, commencing on June 1, 2018, and trade on the Nasdaq Global Market under the trading symbol “NEWTI.”

The Base Indenture, as supplemented by the Third Supplemental Indenture, contains certain covenants including covenants requiring the Company to comply with (regardless of whether it is subject to) the asset coverage requirements set forth in Section 18(a)(1)(A) of the 1940 Act as modified by Section 61(a)(1) of the 1940 Act (or any successor provisions), to comply with (regardless of whether it is subject to) the restrictions on dividends, distributions and purchase of capital stock set forth in Section 18(a)(1)(B) of the 1940 Act as modified by Section 61(a) of the 1940 Act and to provide financial information to the holders of the 2023 Notes and the Trustee if the Company should no longer be subject to the reporting requirements under the Exchange Act. These covenants are subject to important limitations and exceptions that are described in the Base Indenture, as supplemented by the First Supplemental Indenture. The Base Indenture provides for customary events of default and further provides that the Trustee or the holders of 25% in aggregate principal amount of the outstanding 2023 Notes may declare such 2023 Notes immediately due and payable upon the occurrence of any event of default after expiration of any applicable grace period. At March 31, 2019, the Company was in compliance with all covenants related to the 2023 Notes.

In April 2016, the Company and the Trustee, entered into the Second Supplemental Indenture to the Base Indenture between the Company and the Trustee, relating to the Company’s issuance, offer and sale of $35,000,000 aggregate principal amount of 7.0% Notes due 2021. The Company granted an overallotment option of up to $5,250,000 in aggregate principal amount of the 2021 Notes. The sale of the Notes generated proceeds of approximately $33,750,000, net of underwriter’s fees and expenses. In May 2016, the underwriters exercised their option to purchase $5,250,000 in aggregate principal amount of notes for an additional $5,066,000 in net proceeds. The 2021 Notes are the Company’s direct unsecured obligations and rank: (i) pari passu with the Company’s other outstanding and future unsecured indebtedness; (ii) senior to any of the Company’s future indebtedness that expressly provides it is subordinated to the 2021 Notes; (iii) effectively subordinated to all the Company’s existing and future secured indebtedness (including indebtedness that is initially unsecured to which the Company subsequently grants security), to the extent of the value of the assets securing such indebtedness; and (iv) structurally subordinated to all existing and future indebtedness and other obligations of any of the Company’s subsidiaries.

On March 22, 2018, the Company redeemed all $40,250,000 in aggregate principal amount of the 2021 Notes at 100% of their principal amount ($25 per Note), plus the accrued and unpaid interest thereon from December 31, 2017, through, but excluding, the Redemption Date.

In September 2015, the Company and the Trustee entered into the Base Indenture and the First Supplemental Indenture relating to the Company’s issuance, offer, and sale of $8,324,000, including the underwriter’s partial exercise of their over-allotment option, in aggregate principal amount of the 7.5% Notes due 2022. The 2022 Notes are the Company’s direct unsecured obligations and rank: (i) pari passu with the Company’s other outstanding and future unsecured indebtedness; (ii) senior to any of the Company’s future indebtedness that expressly provides it is subordinated to the 2022 Notes; (iii) effectively subordinated to all the Company’s existing and future secured indebtedness (including indebtedness that is initially unsecured to which the Company subsequently grants security), to the extent of the value of the assets securing such indebtedness; and (iv) structurally subordinated to all existing and future indebtedness and other obligations of any of the Company’s subsidiaries. The 2022 Notes will mature on September 30, 2022 and may be redeemed in whole or in part at the Company’s option at any time or from time to time on or after September 23, 2018, at a redemption price of 100% of the outstanding principal amount thereof plus accrued and unpaid interest payments otherwise payable for the then-current quarterly interest period accrued to but not including the date fixed for redemption. Proceeds net of offering costs and expenses were $7,747,000.

The Base Indenture, as supplemented by the First Supplemental Indenture, contains certain covenants including covenants requiring the Company to comply with (regardless of whether it is subject to) the asset coverage requirements set forth in Section 18(a)(1)(A) of the 1940 Act as modified by Section 61(a)(1) of the 1940 Act, to comply with the restrictions on dividends, distributions and purchase of capital stock set forth in Section 18(a)(1)(B) of the 1940 Act as modified by Section 61(a) of the 1940 Act (or any successor provisions), and to provide financial information to the holders of the 2022 Notes and the Trustee if the Company should no longer be subject to the reporting requirements under the Exchange Act. These covenants are subject to important limitations and exceptions that are described in the Base Indenture, as supplemented by the Second Supplemental Indenture. The Base Indenture provides for customary events of default and further provides that the Trustee or the holders of 25% in aggregate principal amount of the outstanding 2022 Notes may declare such 2022 Notes immediately due and payable upon the occurrence of any event of default after expiration of any applicable grace period. At March 31, 2019, the Company was in compliance with all covenants related to the 2022 Notes.

Capital One Facilities

In May 2017, NSBF amended its Capital One facility to increase the facility from $50,000,000 to $100,000,000 and reduce the interest rate. The facility was amended again in June 2018 and the portion of the facility collateralized by the government guaranteed portion of SBA 7(a) loans, was reduced to Prime minus 0.75% (previously Prime minus 0.25%). The interest rate on the portion of the facility, collateralized by the non-guaranteed portion of SBA 7(a) loans, was reduced to Prime plus 0.25% (previously Prime plus 0.75%). The facility provides for a 55% advance rate on the non-guaranteed portions of the SBA 7(a) loans NSBF originates, and a 90% advance rate on the guaranteed portions of SBA 7(a) loans NSBF originates. In addition, the amendment extended the date on which the facility will convert to a term loan from May 16, 2017 to May 11, 2020 and extended the maturity date of the facility to May 11, 2022.

At March 31, 2019, we had $29,900,000 and $34,600,000 outstanding under the unguaranteed and guaranteed lines of credit, respectively. At March 31, 2019, we were in full compliance with all applicable loan covenants.

Notes Payable — Related Parties

In June 2015, the Company entered into the Related Party RLOC with certain controlled portfolio companies. Maximum borrowings under the Related Party RLOC were $38,000,000.

In June 2017, the Related Party RLOC was amended to increase maximum borrowings to $50,000,000. The outstanding balance had an interest rate equal to LIBOR (with a floor of 0.50%) plus 6.0% or at a rate equal to the greater of the Prime Rate or 3.5% plus 5.0%. In November 2018, the Related Party RLOC was amended to reduce the interest rate to the lesser LIBOR plus 2.5% or the Prime Rate plus 1.5%.

At March 31, 2019, the Related Party RLOC interest rate was 4.99%. The Related Party RLOC has a maturity date of November 8, 2023. Outstanding borrowings at March 31, 2019 were $25,890,000.

Securitization Transactions

Since 2010, NSBF has engaged in securitizations of the unguaranteed portions of its SBA 7(a) loans. In the securitization, it uses a special purpose entity (the “Trust”) which is considered a variable interest entity. Applying the consolidation requirements for VIEs under the accounting rules in ASC Topic 860, Transfers and Servicing, and ASC Topic 810, Consolidation, which became effective January 1, 2010, the Company determined that as the primary beneficiary of the securitization vehicle, based on its power to direct activities through its role as servicer for the Trust and its obligation to absorb losses and right to receive benefits, it needed to consolidate the Trusts. NSBF therefore consolidated the entity using the carrying amounts of the Trust’s assets and liabilities. NSBF reflects the assets in SBA Unguaranteed Non-Affiliate Investments and reflects the associated financing in Notes Payable — Securitization trusts on the Condensed Consolidated Statements of Assets and Liabilities.

In November 2016, NSBF completed its seventh securitization which resulted in the transfer of $56,073,000 of unguaranteed portions of SBA loans to the 2016-1 Trust. The 2016-1 Trust in turn issued securitization notes for the par amount of $53,444,000, consisting of $43,632,000 Class A notes and $9,812,000 of Class B notes, against the assets in a private placement. The Class A and Class B notes received an “A” and “BBB+” rating by S&P, respectively, and the final maturity date of the notes is February 2042. The Class A and Class B notes bear interest at a rate of LIBOR plus 3.0% and 4.25%, respectively.

In December 2017, NSBF completed its eighth securitization which resulted in the transfer of $76,188,000 of unguaranteed portions of SBA loans to the 2017-1 Trust. The 2017-1 Trust in turn issued securitization notes for the par amount of $75,426,000, consisting of $58,111,000 Class A notes and $17,315,000 of Class B notes, against the assets in a private placement. The Class A and Class B notes received an “A” and “BBB-” rating by S&P, respectively, and the final maturity date of the notes is February 2043. The Class A and Class B notes bear interest at a rate of LIBOR plus 2.0% and 3.0%, respectively.

In October 2018, the 2013-1 Trust was terminated as a result of NSBF purchasing the 2013-1 Trust assets, with the 2013-1 Trust’s noteholders receiving the redemption price. Certain of the 2013-1 Trust’s assets were subsequently transferred to the 2018-1 Trust.

In November 2018, NSBF completed its ninth securitization which resulted in the transfer of $108,551,000 of unguaranteed portions of SBA loans to the 2018-1 Trust. The 2018-1 Trust in turn issued securitization notes for the par amount of $108,551,000, consisting of $82,876,000 Class A notes and $25,675,000 of Class B notes, against the assets in a private placement. The Class A and Class B notes received an “A” and “BBB-” rating by S&P, respectively, and the final maturity date of the notes is February 2044.

On March 6, 2019, the 2010-1 Trust was terminated as a result of NSBF purchasing the 2010-1 Trust assets, with the 2010-1 Trust’s noteholders receiving the redemption price.

Cash Flows and Liquidity

As of March 31, 2019, the Company’s unused sources of liquidity consisted of $21,888,000 available through the Capital One facility; $13,480,000 available through notes payable with related parties; $3,083,000 in unrestricted cash and $9,000 in money market funds.

Restricted cash of $26,654,000 as of March 31, 2019 is primarily held by NSBF. The majority, or $25,902,000 of restricted cash includes reserves in the event payments are insufficient to cover interest and/or principal with respect to securitizations and loan principal and interest collected which are due to loan participants.

The Company generated and used cash as follows:

(in thousands)	Three Months Ended March 31, 2019	Three Months Ended March 31, 2018
Net cash used in operating activities	$(17,140)	$(20,818)
Net cash used in investing activities	(132)	(83)
Net cash provided by financing activities	15,659	25,919
Net (decrease) increase in cash and restricted cash	(1,613)	5,018
Cash and restricted cash, beginning of period	31,350	20,538
Cash and restricted cash, end of period	$29,737	$25,556

During the three months ended March 31, 2019, operating activities used cash of $17,140,000, consisting primarily of (i) an increase in broker receivables which arise from the guaranteed portions of SBA 7(a) loans that were traded but had not settled before period end and represent the amount of cash due from the purchasing broker; the amount varies depending on loan origination volume and timing of sales at quarter end and (ii) $97,779,000 of SBA 7(a) loan investments funded.

These decreases were offset by (i) $83,849,000 of proceeds from the sale of SBA 7(a) guaranteed loan investments (ii)$8,676,000 of principal payments received from SBA non-affiliate investments.

Net cash provided by financing activities was $15,659,000 consisting primarily of (i) net borrowings of $29,800,000 from our bank notes payable, (ii) net borrowings of $9,050,000 under the Related Party RLOC and (iii) $2,544,000 of net proceeds from the sale of common shares under the ATM Equity Distribution Agreement.

These increases were offset by (i) $7,354,000 of dividend payments and (ii) $18,365,000 of principal payments related to securitization notes payable.

For the year ended December 31, 2018:

During the year ended December 31, 2018, operating activities used cash of $73,666,000, consisting primarily of (i) an increase in broker receivables which arise from the guaranteed portions of SBA 7(a) loans that were traded but had not settled before period end and represent the amount of cash due from the purchasing broker; the amount varies depending on loan origination volume and timing of sales at period end, (ii) $469,176,000 of SBA 7(a) loan investments funded (iii) $12,318,000 of advances to NBC under a revolving line of credit (iv) $13,909,000 investments in NBL (v) a $5,700,000 non-control/non-affiliate investment and (vi) a $1,750,000 investment in Mobil Money.

These decreases were offset by (i) $406,066,000 of proceeds from the sale of SBA 7(a) guaranteed investments, (ii) $56,517,000 of principal payments received consisting of $42,505,000 from SBA non-affiliate investments, $14,011,000 from controlled investments, including $12,714,000 from NBC (iii) $5,978,000 of proceeds from the sale of a non-control/non-affiliate investment and (iv) $8,785,000 return of investment consisting of $8,464,000 from NBL and $321,000 from Mobil Money.

Net cash provided by financing activities was $85,105,000 consisting primarily of (i) net proceeds of $5,196,000 from the sale of 291,232 shares of common stock under the ATM Equity Distribution Agreement, (ii) $9,839,000 of net borrowings under the related party revolving line of credit (iii) net borrowings of $34,700,000 on bank notes payable (iv) the issuance of additional securitization notes payable of $108,551,000 and (v) the issuance of $57,500,000 of 2023 Notes. These increases were offset by (i) $32,433,000 of dividend payments, (ii) $53,938,000 of principal payments on securitization notes payable and (iii) the redemption of $40,250,000 of 2021 Notes.

For the year ended December 31, 2017:

During the year ended December 31, 2017, operating activities used cash of $68,486,000, consisting primarily of (i) an increase in broker receivables which arise from the guaranteed portions of SBA 7(a) loans that were traded but had not settled before period end and represent the amount of cash due from the purchasing broker; the amount varies depending on loan origination volume and timing of sales at period end, (ii) $385,882,000 of SBA 7(a) loan investments funded (iii) $18,343,000 of advances to NBC under a revolving line of credit (iv) $10,997,000 of cash paid in connection with our investments in IPM and SIDCO, (v) $1,950,000 of cash paid in connection with our investment in UCS (vi) $6,469,000 purchase of SBA 7(a) loans from the SBA and (vii) a $3,255,000 non-control/non-affiliate investment.

These decreases to operating cash were offset by (i) $324,141,000 of proceeds from the sale of SBA 7(a) investments, (ii) $47,136,000 of principal payments received consisting of $27,035,000 from SBA non-affiliate investments, $3,255,000 from non-control/non-affiliate investments and $16,846,000 from controlled investments, including $14,637,000 from NBC and (iii) a decrease in restricted cash of $4,450,000.

Net cash provided by financing activities was $69,345,000 consisting primarily of (i) net proceeds $37,042,000 from the sale of 2,857,500 shares of common stock, (ii) net proceeds of $19,620,000 from the sale of 1,139,000 shares of common stock under the ATM Equity Distribution Agreement, (iii) $5,601,000 of net borrowings under the related party revolving line of credit and (iv) the issuance of additional securitization notes payable of $75,426,000. These increases were offset by (i) $28,934,000 of dividend payments, (ii) $31,036,000 of principal payments on securitization notes payable and (iii) net repayments of $5,100,000 on bank notes payable.

Contractual Obligations

The following tables represent the Company’s obligations and commitments as of March 31, 2019 and December 31, 2018:

As of March 31, 2019

(in thousands)	Payments due by period
Contractual Obligations	Total	Less than 1 year	1 – 3 years	3 – 5 years	More than 5 years
Bank notes payable	$64,500	$34,600	$—	$29,900	$—
Securitization notes payable(1)	201,859	—	—	—	201,859
Notes due 2022(1)	8,324	—	—	8,324	—
Notes due 2023(1)	57,500	—	—	57,500	—
Notes payable – related parties	25,890	—	—	25,890	—
Employment agreements	1,871	468	1,403	—	—
Operating leases(2)	12,743	1,258	3,087	3,055	5,343
Totals	$372,687	$36,326	$4,490	$124,669	$207,202

____________

(1)      Amounts represent principal only and are not shown net of unamortized debt issuance costs. See Note 7.

(2)      Minimum payments have not been reduced by minimum sublease rentals of $29,000 due in the future under non-cancelable subleases.

As of December 31, 2018

	Payments due by period
Contractual Obligations	Total	Less than 1 year	1 – 3 years	3 – 5 years	More than 5 years
Bank notes payable	$34,700	$34,700	$—	$—	$—
Securitization notes payable(1)	220,137	—	—	—	220,137
Notes due 2022(1)	8,324	—	—	8,324	—
Notes due 2023(1)	57,500	—	—	57,500	—
Note payable – related party	16,840	—	—	16,840	—
Operating leases(2)	13,311	1,826	3,087	3,055	5,343
Employment agreements	343	—	343	—	—
Total contractual obligations	$351,155	$36,526	$3,430	$85,719	$225,480

____________

(1)      Amounts represent principal only and are not shown net of unamortized debt issuance costs. See Note 8 to our consolidated financial statements for the year ended December 31, 2018.

(2)      Minimum payments have not been reduced by minimum sublease rentals of $115,000 due in the future under non-cancellable subleases.

Critical Accounting Policies and Estimates

The preparation of financial statements and related disclosures in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and revenues and expenses during the periods reported. Actual results could materially differ from those estimates. We have identified the following items as critical accounting policies.

Fair Value Measurements

We value investments for which market quotations are readily available at their market quotations. However, a readily available market value is not expected to exist for many of the investments in our portfolio, and we value these portfolio investments at fair value as determined in good faith by our Board under our valuation policy and process. We may seek pricing information with respect to certain of our investments from pricing services or brokers or dealers in order to value such investments. We also employ independent third party valuation firms for certain of our investments for which there is not a readily available market value.

The application of our valuation methods may include comparisons of the portfolio companies to peer companies that are public, the enterprise value of a portfolio company, the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings, discounted cash flow, the markets in which the portfolio company does business and other relevant factors. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, we will consider the pricing indicated by the external event to corroborate the private equity valuation. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the investments may differ significantly from the values that would have been used had a readily available market value existed for such investments and may differ materially from values that may ultimately be received or settled.

Our Board is ultimately and solely responsible for determining, in good faith, the fair value of investments that are not publicly traded, whose market prices are not readily available on a quarterly basis or any other situation where portfolio investments require a fair value determination.

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). ASC 820 establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value into three levels for disclosure purposes. The Company carries all investments at fair value. Additionally, the Company carries its servicing assets at fair value. The fair value hierarchy gives the highest priority (Level 1) to quoted prices in active markets for identical assets or liabilities and gives the lowest priority to unobservable inputs (Level 3). An asset or liability’s classification within the fair value hierarchy is based on the lowest level of the significant input to its valuation. The levels of the fair value hierarchy are as follows:

Level 1

Quoted prices in active markets for identical assets or liabilities. Level 1 assets and liabilities include debt and equity securities and derivative contracts that are traded in an active exchange market, as well as certain U.S. Treasury, other U.S. Government and agency mortgage-backed debt securities that are highly liquid and are actively traded in over-the-counter markets.

Level 2

Observable inputs other than Level 1 prices, such as quoted prices for similar assets or liabilities, quoted prices in markets that are not active, or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities. Level 2 assets and liabilities include debt securities with quoted prices that are traded less frequently than exchange-traded instruments and derivative contracts whose value is determined using a pricing model with inputs that are observable in the market or can be derived principally from or corroborated by observable market data. This category generally includes certain U.S. Government and agency mortgage-backed debt securities, corporate debt securities, derivative contracts and residential mortgage loans held-for-sale.

Level 3

Unobservable inputs that are supported by little or no market activity and that are significant to the fair value of the assets or liabilities. Level 3 assets and liabilities include financial instruments whose value is determined using pricing models, discounted cash flow methodologies, or similar techniques, as well as instruments for which the determination of fair value requires significant management judgment or estimation. This category generally includes certain private equity investments, retained residual interests in securitizations, residential mortgage servicing rights, and highly structured or long-term derivative contracts.

Valuation of Investments

Level 1 investments are valued using quoted market prices. Level 2 investments are valued using market consensus prices that are corroborated by observable market data and quoted market prices for similar assets and liabilities. Level 3 investments are valued at fair value as determined in good faith by the Board, based on input of management, the audit committee and independent valuation firms that have been engaged at the direction of the Board to assist in the valuation of certain portfolio investments without a readily available market quotation at least once during a trailing twelve-month period under a valuation policy and a consistently applied valuation process.

When determining fair value of Level 3 debt and equity investments, the Company may take into account the following factors, where relevant: the enterprise value of a portfolio company, the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flows, the markets in which the portfolio company does business, comparisons to publicly traded securities, and changes in the interest rate environment and the credit markets generally that may affect the price at which similar investments may be made and other relevant factors. The primary methods for determining enterprise value include a discounted cash flow analysis and a multiple analysis whereby appropriate multiples are applied to the portfolio company’s EBITDA or revenue. The enterprise value analysis is performed to determine the value of equity investments and to determine if debt investments are credit impaired. If debt investments are credit impaired, the Company will use the enterprise value analysis or a liquidation basis analysis to determine fair value. For debt investments that are not determined to be credit impaired, the Company uses a market interest rate yield analysis to determine fair value.

In addition, for certain debt investments, the Company may base its valuation on quotes provided by an independent third party broker.

Due to the inherent uncertainty of determining the fair value of Level 3 investments that do not have a readily available market value, the fair value of the investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that may ultimately be received or settled. Further, such investments are generally subject to legal and other restrictions or otherwise are less liquid than publicly traded instruments. If the Company were required to liquidate a portfolio investment in a forced or liquidation sale, the Company may realize significantly less than the value at which such investment had previously been recorded.

The Company’s investments are subject to market risk. Market risk is the potential for changes in the value due to market changes. Market risk is directly impacted by the volatility and liquidity in the markets in which the investments are traded.

Changes in the market environment, portfolio company performance and other events that may occur over the lives of the investments may cause the gains or losses ultimately realized on these investments to be materially different than the valuations currently assigned. We determine the fair value of each individual investment and record changes in fair value as unrealized appreciation or depreciation. Our investment portfolio is carried on the consolidated statements of assets and liabilities at fair value with any adjustments to fair value recognized as “Net unrealized appreciation (depreciation)” on the consolidated statements of operations until the investment is realized, usually upon exit, resulting in any gain or loss being recognized as a “Net realized gains (losses).”

Our Board has the final responsibility for overseeing, reviewing and approving, in good faith, our determination of the fair value for our investment portfolio and our valuation procedures, consistent with 1940 Act requirements. We believe our investment portfolio as of March 31, 2019 and December 31, 2018 approximates fair value as of those dates based on the markets in which we operate and other conditions in existence on those reporting dates.

Income Recognition

Interest on loan investments is accrued and included in income based on contractual rates applied to principal amounts outstanding. Interest income is determined using a method that results in a level rate of return on principal amounts outstanding. When a loan becomes 90 days or more past due, or if we otherwise do not expect to receive interest and principal repayments, the loan is placed on non-accrual status and the recognition of interest income is discontinued. Interest payments received on loans that are on non-accrual status are treated as reductions of principal until the principal is repaid.

We receive servicing income related to the guaranteed portions of SBA loan investments which we sell into the secondary market. These recurring fees are earned and recorded daily. Servicing income is earned for the full term of the loan or until the loan is repaid.

We receive a variety of fees from borrowers in the ordinary course of conducting our business, including packaging fees, legal fees, late fees and prepayment fees. All other income is recorded when earned.

Dividend income is recorded at the time dividends are declared. Distributions of earnings from a portfolio companies are evaluated to determine if the distribution is income, return of capital or realized gain.

Income Taxes

Deferred tax assets and liabilities are computed based upon the differences between the financial statement and income tax basis of assets and liabilities using the enacted tax rates in effect for the year in which those temporary differences are expected to be realized or settled. If available evidence suggests that it is more likely than not that some portion or all of the deferred tax assets will not be realized, a valuation allowance is required to reduce the deferred tax assets to the amount that is more likely than not to be realized.

The Company’s U.S. federal and state income tax returns prior to fiscal year 2015 are generally closed, and management continually evaluates expiring statutes of limitations, audits, proposed settlements, changes in tax law and new authoritative rulings.

The Company has elected to be treated as a RIC under the Code beginning with the 2015 tax year and operates in a manner so as to continue to qualify for the tax treatment applicable to RICs. The RIC tax return includes Newtek Business Services Corp. and NSBF, a single member LLC disregarded for tax purposes. None of the Company’s other subsidiaries are included in the RIC tax return. The Company will evaluate and record any deferred tax assets and liabilities of the subsidiaries that are not included in the RIC tax return. In order to maintain its RIC tax treatment, among other things, the Company is required to meet certain source of income and asset diversification requirements and timely distribute to its stockholders at least 90% of investment company taxable income, as defined by the Code, for each tax year. The Company intends to make the requisite distributions to its stockholders, which will generally relieve the Company from U.S. federal income taxes with respect to any income that is distributed to its stockholders as dividends.

Depending on the level of taxable income earned in a tax year, the Company may choose to retain taxable income in excess of current year dividend distributions and would distribute such taxable income in the next tax year. The Company would then pay a 4% excise tax on such income, as required. To the extent that the Company determines that its estimated current year annual taxable income, determined on a calendar year basis, could exceed estimated current calendar year dividend distributions, the Company accrues excise tax, if any, on estimated excess taxable income as taxable income is earned. For the three months ended March 31, 2019 and 2018, no U.S. federal excise taxes were due.

The Company’s Taxable Subsidiaries accrue income taxes payable based on the applicable corporate rates on the net unrealized appreciation generated by the controlled investments held by the Taxable Subsidiaries. Such deferred tax liabilities amounted to $8,712,000 and $9,241,000 at March 31, 2019 and December 31, 2018, respectively, and are recorded as deferred tax liabilities on the condensed consolidated statements of assets and liabilities. The change in deferred tax liabilities is included as a component of net unrealized appreciation (depreciation) on investments in the condensed consolidated statements of operations.

Recently Adopted Accounting Standards

In February 2016, the FASB issued ASU 2016-02, “Leases,” which amends various aspects of existing accounting guidance for leases, including the recognition of a right of use asset and a lease liability for leases with a duration of greater than one year.

The Company adopted ASC 842 on January 1, 2019 using the modified transition method. As part of the transition to ASC 842, the Company elected the package of practical expedients that allowed it to not reassess: (1) whether any expired or existing contracts are or contain leases, (2) lease classification for any expired or existing leases and (3) initial direct costs for any expired or existing leases. The Company recognized the cumulative effect of applying ASC 842 as an opening balance sheet adjustment at January 1, 2019. The comparative information has not been retrospectively adjusted and continues to be reported under the accounting standards in effect for those periods.The adoption of ASC 842 did not have a material impact on the Company’s accompanying condensed consolidated statements of assets and liabilities, statements of operations or statements of cash flows. Due to the adoption of ASC 842, the Company recognized operating lease right-of-use assets and lease liabilities for its operating leases with lease terms greater than one year. The Company expects the adoption of ASC 842 will not materially impact its results of operations, financial condition, or cash flows on an ongoing basis.

New Accounting Standards

In August 2018, the FASB issued ASU 2018-13, “Fair Value Measurement (Topic 820)”, which is intended to improve fair value and defined benefit disclosure requirements by removing disclosures that are not cost-beneficial, clarifying disclosures’ specific requirements, and adding relevant disclosure requirements. The ASU is effective for annual reporting periods beginning after December 15, 2019 and interim periods within those fiscal years. Early adoption is permitted. The Company is currently evaluating the impact the adoption of this standard will have on its consolidated financial statements and related disclosures.

Off Balance Sheet Arrangements

There were no off balance sheet arrangements as of March 31, 2019.

Recent Developments

Common Stock

From April 1, 2019 through May 3, 2019 the Company sold 37,604 shares of its common stock at a weighted average price of $20.79 per share under the ATM Equity Distribution Agreement. Proceeds, net of offering costs and expenses were $782,000. As of May 3, 2019, there were 2,797,325 shares of common stock available for sale under the ATM Equity Distribution Agreement.

Quantitative and Qualitative Disclosure About Market Risks

We consider the principal types of risk in our investing activities to be fluctuations in interest rates and loan portfolio valuations and the availability of the secondary market for our SBA loans. Risk management systems and procedures are designed to identify and analyze our risks, to set appropriate policies and limits and to continually monitor these risks and limits by means of reliable administrative and information systems and other policies and programs.

NSBF primarily lends at an interest rate of prime, which resets on a quarterly basis, plus a fixed margin. The Capital One revolver lines are on a prime plus or minus a fixed factor basis and the securitization notes are at prime or LIBOR, plus a fixed margin, whichever is less. As a result, the Company believes it has matched its cost of funds to its interest income in its financing activities. However, because of the differential between the amount lent and the smaller amount financed a significant change in market interest rates will have a material effect on our income. In periods of sharply rising interest rates, our cost of funds will increase at a slower rate than the interest income earned on the loans we have originated; this should improve our net investment income, holding all other factors constant. However, a reduction in interest rates will result in the Company experiencing a reduction in investment income; that is, its interest income will decline more quickly than interest expense resulting in a net reduction of benefit to investment income.

NSBF depends on the availability of secondary market purchasers for the guaranteed portions of SBA loans and the premium received on such sales to support its lending operations. During the third quarter of 2018, sale prices for guaranteed portions of SBA 7(a) loans was negatively impacted by market conditions, in particular a higher interest rate environment, which led to higher prepayments during the period, resulting in lower sale prices in the secondary market. A continuation or further reduction in the price of guaranteed SBA 7(a) loans could negatively impact our business.

We do not have significant exposure to changing interest rates on invested cash (includes cash and cash equivalents, restricted cash and money market funds) which was approximately $29,746,000 at March 31, 2019. We do not purchase or hold derivative financial instruments for trading purposes. All of our transactions are conducted in U.S. dollars and we do not have any foreign currency or foreign exchange risk. We do not trade commodities or have any commodity price risk.

We believe that we have placed our demand deposits, cash investments and their equivalents with high credit-quality financial institutions. The Company invests cash not held in interest free checking accounts or bank money market accounts mainly in U.S. Treasury only money market instruments or funds and other investment-grade securities. As of March 31, 2019, cash deposits in excess of insured amounts totaled approximately $15,749,000.

SENIOR SECURITIES

Information about our senior securities is shown in the following tables as of the end of each fiscal year for the past ten years and as of March 31, 2019. The information as of December 31, 2018, 2017, 2016, 2015, 2014, 2013, 2012, 2011, 2010 and 2009 has been derived from Newtek Business Services Corp. and Subsidiaries’, and Newtek Business Services, Inc. and Subsidiaries’, consolidated financial statements, which have been audited by independent registered public accounting firms. RSM US LLP’s report on the senior securities table as of December 31, 2018, 2017, 2016, 2015, 2014, and 2013 is attached as an exhibit to the registration statement of which this prospectus is a part. Information as of December 31, 2012, 2011, 2010, and 2009 was audited by our previous independent registered public accounting firm.

Class and Year	Total Amount Outstanding Exclusive of Treasury Securities(1) (in thousands)	Asset Coverage Ratio Per Unit(2)	Involuntary Liquidation Preference Per Unit(3)	Average Market Value Per Unit(4)
Securitization Trust
March 31, 2019 (unaudited)	$201,859	$3,220	$—	$	N/A
2018	220,137	2,839	—		N/A
2017	165,432	3,018	—		N/A
2016	120,945	3,184	—		N/A
2015	91,745	3,692	—		N/A
2014	79,520	3,634	—		N/A
2013	60,140	2,966	—		N/A
2012	22,039	5,933	—		N/A
2011	26,368	3,758	—		N/A
2010	15,104	5,538	—		N/A
2009	—	—	—		N/A
2008	—	—	—		N/A
2007	—	—	—		N/A
Bank Notes Payable
March 31, 2019 (unaudited)	64,500	10,079			N/A
2018	34,700	18,010	—		N/A
2017	—	—	—		N/A
2016	5,100	75,512	—		N/A
2015	29,100	11,641	—		N/A
2014	43,023	6,716	—		N/A
2013	41,218	4,327	—		N/A
2012	39,823	3,284	—		N/A
2011	13,565	7,305	—		N/A
2010	12,949	6,460	—		N/A
2009	16,298	4,315	—		N/A
2008	25,998	3,157	—		N/A
2007	22,065	4,920	—		N/A

Class and Year	Total Amount Outstanding Exclusive of Treasury Securities(1) (in thousands)	Asset Coverage Ratio Per Unit(2)	Involuntary Liquidation Preference Per Unit(3)	Average Market Value Per Unit(4)
Notes Payable Related Parties
March 31, 2019 (unaudited)	$25,890	$25,109	$—	$	N/A
2018	16,840	37,111	—		N/A
2017	7,001	71,324	—		N/A
2016	1,400	275,081	—		N/A
2015	5,647	59,990	—		N/A
2014	—	—	—		N/A
2013	—	—	—		N/A
2012	—	—	—		N/A
2011	—	—	—		N/A
2010	—	—	—		N/A
2009	—	—	—		N/A
2008	—	—	—		N/A
2007	—	—	—		N/A
Note due 2023
March 31, 2019 (unaudited)	57,500	11,306	—		1,021
2018	57,500	10,869	—		1,023
Notes due 2022
March 31, 2019 (unaudited)	8,324	78,097	—		1,015
2018	8,324	75,078	—		968
2017	8,324	59,988	—		1,018
2016	8,324	46,265	—		969
2015	8,324	40,697	—		1,025
2014	—	—	—		N/A
2013	—	—	—		N/A
2012	—	—	—		N/A
2011	—	—	—		N/A
2010	—	—	—		N/A
2009	—	—	—		N/A
2008	—	—	—		N/A
2007	—	—	—		N/A
Notes due 2021(5)
March 31, 2019 (unaudited)	—	—	—		N/A
2018	—	—	—		N/A
2017	40,250	12,406	—		1,019
2016	40,250	9,568	—		972
2015	—	—	—		N/A
2014	—	—	—		N/A
2013	—	—	—		N/A
2012	—	—	—		N/A
2011	—	—	—		N/A
2010	—	—	—		N/A
2009	—	—	—		N/A
2008	—	—	—		N/A
2007	—	—	—		N/A

Class and Year	Total Amount Outstanding Exclusive of Treasury Securities(1) (in thousands)	Asset Coverage Ratio Per Unit(2)	Involuntary Liquidation Preference Per Unit(3)	Average Market Value Per Unit(4)
Notes Payable Insurance
March 31, 2019 (unaudited)	$—	$—	$—	$	N/A
2018	—	—	—		N/A
2017	—	—	—		N/A
2016	—	—	—		N/A
2015	—	—	—		N/A
2014	—	—	—		N/A
2013	—	—	—		N/A
2012	—	—	—		N/A
2011	—	—	—		N/A
2010	—	—	—		N/A
2009	—	—	—		N/A
2008	—	—	—		N/A
2007	732	148,306	—		N/A
Notes Payable Certified Investors
March 31, 2019 (unaudited)	—	—	—		N/A
2018	—	—	—		N/A
2017	—	—	—		N/A
2016	—	—	—		N/A
2015	—	—	—		N/A
2014	—	—	—		N/A
2013	—	—	—		N/A
2012	—	—	—		N/A
2011	—	—	—		N/A
2010	—	—	—		N/A
2009	—	—	—		N/A
2008	—	—	—		N/A
2007	3,968	27,359	—		N/A

____________

(1)      Total amount of each class of senior securities outstanding at the end of the period presented.

(2)      Asset coverage per unit is the ratio of the carrying value of our total consolidated assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness. Asset coverage per unit is expressed in terms of dollar amounts per $1,000 of indebtedness.

(3)      The amount to which such class of senior security would be entitled upon the involuntary liquidation of the issuer in preference to any security junior to it. The “—” indicates information that the SEC expressly does not require to be disclosed for certain types of senior securities.

(4)      Not applicable for senior securities that are not registered for public trading. The average market values per unit for our Notes due 2022, Notes due 2021 and for our Notes due 2021 are based on the average daily prices of such notes and are expressed per $1,000 of indebtedness.

(5)      The Company redeemed all $40,250,000 in aggregate principal amount of the 2021 Notes on March 23, 2018.

(6)      The Company had $6,413,000 of unfunded commitments as of March 31, 2019, and our asset coverage ratio was 182%.

BUSINESS

Newtek Business Services Corp.

We are an internally managed non-diversified closed-end management investment company that has elected to be regulated as a BDC under the 1940 Act. We have also elected to be treated as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code, as amended (the “Code”) for U.S. federal income tax purposes, beginning with our 2015 tax year. We were formed to continue and expand the business of Newtek Business Services, Inc. We expect that our investments will typically be similar to the investments we made prior to our reincorporation.

As a BDC, our investment objective is to generate both current income and capital appreciation primarily through loans originated by our business finance platform and our equity investments in certain portfolio companies that we control.

Our Business

We are an internally managed BDC that is a leading national non-bank lender that provides, together with our controlled portfolio companies, a wide range of business and financial solutions under the Newtek® brand to the SMB market. Newtek’s products and services include: Business Lending including SBA 7(a) loans, 504 loans and conventional loans, Electronic Payment Processing, Managed Technology Solutions (Cloud Computing), Technology Consulting, eCommerce, Accounts Receivable and Inventory Financing, personal and commercial lines Insurance Services, Web Services, Data Backup, Storage and Retrieval, and Payroll and Benefits Solutions to SMB accounts nationwide across all industries. We have an established and reliable platform that is not limited by client size, industry type or location. As a result, we believe we have a strong and diversified client base across every state in the U.S. and across a variety of different industries. In addition, we have developed a financial and technology based business model that enables us and our controlled portfolio companies to acquire and process our SMB clients in a cost effective manner. This capability is supported in large part by NewTracker®, our patented prospect management technology software which is similar to but we believe is better than the system popularized by Salesforce.com. We believe that this technology and low cost business model distinguishes us from our competitors.

We define SMBs as companies having revenues of $1,000,000 to $100,000,000. We focus on serving the SMB market, which we estimate to be over 27 million businesses in the U.S. We believe that these businesses have historically been underserved by traditional financial institutions and typically lack the capital resources to build a competitive business and marketing infrastructure on their own. Further, in today’s economic climate, we believe SMBs have particular difficulty obtaining capital from traditional lending sources. While we do not compete directly with alternative online lenders such as The Lending Club, Prosper.com, OnDeck Capital, Inc. and Kabbage Inc., we do provide financing solutions as an alternative to traditional lending. We believe there is significant demand for such alternative financing among SMBs. Our lending solutions and our controlled portfolio companies’ outsourced business solutions help clients manage and grow their businesses and compete effectively in today’s marketplace. We obtain our customers through referrals from various business partners, such as banks, insurance companies, credit unions and other affinity groups, as well as through our own direct sales force and advertising campaigns. We source, acquire and process SMB customers in a cost-effective manner without reliance on high cost sales staff and time consuming application processes.

In lending, we believe we are a leading capital provider to SMBs based on our loan volume. We originate loans through a variety of sourcing channels and through a disciplined underwriting process, and seek to achieve attractive risk-weighted returns. Our multi-faceted relationships with certain borrowers allow us to closely monitor their credit profile and take an active role in managing our investments. Further, our lending capabilities, coupled with the broad outsourced business solutions of our controlled portfolio companies, create attractive cross-selling opportunities within our client base. We believe our business model creates powerful network effects which will help drive growth and operating leverage in our business. In addition, our SBA 7(a) loans originated by NSBF are structured so that the government guaranteed portion can be rapidly sold, which, based on our historic ability to securitize the unguaranteed portions and assuming the continuation of current market conditions, allows us to quickly recover our principal and earn excess capital on each SBA 7(a) loan we originate, usually in less than a year. We may in the future determine to retain the government guaranteed or unguaranteed portions of SBA 7(a) loans for longer periods pending deployment of excess capital. From 2012 through March 31, 2019, NSBF has consistently been the largest non-bank SBA 7(a) lender and as of March 31, 2019 is the fourth largest SBA 7(a) lender in the U.S. based on dollar lending volume.

Newtek and its controlled portfolio companies use NewTracker®, our patented proprietary technology for receiving, processing and monitoring prospective customers. NewTracker® enables Newtek and its controlled portfolio companies to acquire SMB customers in a cost effective manner as it is all accomplished by skilled staff using state of the art technology without the need for high cost sales staff or applications processors. It also permits our referral partners to have a real time window into the back office processing of the referrals they give. NewTracker® automatically pre-populates any necessary forms or applications so the processing is efficient and also cost effective. Finally, it also identifies opportunities for the cross-sale of other Newtek branded products or services.

Organizational Overview

On November 12, 2014, our predecessor, Newtek Business Services, Inc. (“Newtek NY”), merged with and into Newtek Business Services Corp. for the purpose of reincorporating the Company in the state of Maryland. On that same date, the newly combined company, Newtek Business Services Corp., elected to be regulated as a BDC under the 1940 Act (the “BDC Conversion”). On October 22, 2014, prior to the BDC Conversion, we effectuated a 1 for 5 reverse stock split (the “Reverse Stock Split”) to attract institutional investors. As a result of the BDC Conversion, Newtek NY ceased to exist and the Company succeeded to Newtek NY’s operations as the sole surviving entity.

The Company is a Maryland corporation that is an internally managed, non-diversified closed-end management investment company that has elected to be regulated as a BDC under the 1940 Act. As a BDC, we are required to meet regulatory tests, including the requirement to invest at least 70% of our gross assets in “qualifying assets.” Qualifying assets generally include securities of private or thinly traded U.S. companies and cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less. See “Regulation” in this prospectus. In addition, we have elected to be treated for U.S. federal income tax purposes, and intend to qualify annually thereafter, as a RIC under the Code. See “Certain U.S. Federal Income Tax Considerations” in this prospectus.

Set forth below is a diagram of our current organizational structure:

____________

(1)      NSBF is a consolidated subsidiary that is part of the Company’s business finance platform, and operates as a nationally licensed SBA lender under the federal Section 7(a) loan program with preferred lender program status.

(2)      Consists of SBA 7(a) Loans to small businesses.

(3)      CDS Business Services, Inc. d/b/a Newtek Business Credit Solutions (“NBC”), a wholly-owned portfolio company that is part of the Company’s business finance platform, provides receivables and inventory financing, management services, and managerial assistance to SMBs.

(4)      Newtek Merchant Solutions, LLC (“NMS”) is a wholly-owned portfolio company that markets credit and debit card processing services, check approval services, processing equipment, and software. At December 31, 2018, Premier Payments LLC (“Premier”), a wholly-owned portfolio company that marketed credit and debit card processing services, check approval services, processing equipment, and software, was merged into NMS.

(5)      Newtek Technology Solutions, Inc. (“NTS”) is a wholly-owned portfolio company that provides website hosting, dedicated server hosting, cloud hosting, web design and development, internet marketing, ecommerce, data storage, backup and disaster recovery, and other related services.

(6)      Small Business Lending, LLC (“SBL”) is a wholly-owned portfolio company that is part of the Company’s business finance platform. SBL provides third-party loan servicing for SBA and non-SBA loans, and provides lending institutions with outsourced solutions for the entire SBA lending process, including credit analysis, structuring and eligibility, packaging, closing compliance and servicing.

(7)      Includes: (i) Newtek Insurance Agency, LLC (“NIA”), a wholly-owned portfolio company which is a retail and wholesale brokerage insurance agency, licensed in all 50 states, specializing in the sale of commercial and health/benefits lines insurance products to the SMB market as well as various personal lines of insurance; (ii) PMTWorks Payroll, LLC d/b/a Newtek Payroll and Benefits Solutions (“NPS” or “PMT”), a wholly-owned portfolio company which offers an array of industry standard and competitively priced payroll management, payment and tax reporting services to SMBs; (iii) International Professional Marketing, Inc. (“IPM”) and Sidco, LLC d/b/a Cloud Nine Services (“SIDCO”) wholly-owned portfolio companies which consult, strategize, design, and implement technology solutions for enterprise and commercial clients across the U.S.; (iv) Newtek Business Lending, LLC (“NBL”), a wholly-owned portfolio company that provides SBA 504 loans and financing to the SMB market for the acquisition of fixed assets; and (v) Mobile Money, LLC (“Mobil Money”), a wholly-owned portfolio company that provides payment processing for a portfolio of taxi cabs.

Business Finance Platform

SBA 7(a) Lending

Our portfolio consists of guaranteed and unguaranteed non-affiliate SBA loan investments that were made through our business finance platform, which includes NSBF, a nationally licensed SBA lender under the federal Section 7(a) loan program. The SBA is an independent government agency that facilitates one of the nation’s largest sources of SMB financing by providing credit guarantees for its loan programs. SBA 7(a) loans are partially guaranteed by the SBA, with SBA guarantees typically ranging between 75% and 90% of the principal and interest due. NSBF has a dedicated senior lending team that originates and services SBA 7(a) loans to qualifying SMBs. NSBF sells the guaranteed portions of its SBA 7(a) loans, typically within two weeks of origination, and retains the unguaranteed portion until accumulating sufficient loans for a securitization. NSBF’s securitization process is as follows. After accumulating sufficient loans, the loans are transferred to a special purpose vehicle (a “Trust”), which in turn issues notes against the Trust’s assets in a private placement. The Trust’s primary source of income for repaying the securitization notes is the cash flows generated from the unguaranteed portion of SBA 7(a) loans owned by the Trust; principal on the securitization notes will be paid by cash flow in excess of that needed to pay various fees related to the operation of the Trust and interest on the debt. Securitization notes have an expected maturity of about five years, and the Trust is dissolved when the securitization notes are paid in full.

We intend to continue to expand our business finance platform primarily by expanding senior secured lending through NSBF. We believe NSBF’s SBA license, combined with NSBF’s PLP designation, provides us with a distinct competitive advantage over other SMB lenders that have not overcome these significant barriers-to-entry in our primary loan market. NSBF originated approximately $469,176,000 of SBA 7(a) loans during 2018 and approximately $385,882,000 of SBA 7(a) loans during 2017. We believe that we will continue to be introduced to a variety of high-quality investment opportunities through our existing loan sourcing channels and our controlled portfolio companies’ relationships with their clients, and our status as a BDC which helps fuel the growth of our loan portfolio by providing us with better access to lower-cost capital.

Under the SBA’s 7(a) lending program, a bank or other lender such as NSBF underwrites a loan between $50,000 and $5,000,000 for a variety of general business purposes based on the SBA’s guidelines and the SBA provides a partial guarantee on the loan. Depending on the loan size, the SBA typically guarantees between 75% and 90% of the principal and interest due. The recoveries and expenses on the unguaranteed portions of these loans are shared pari passu between the SBA and the lender, which substantially reduces the loss severity on the unguaranteed portion of a loan for SBA 7(a) loan investors. SBA 7(a) loans are typically between five and 25 years in maturity, four to five years in duration and bear interest at the prime rate plus a spread from 2.25% to 2.75%. Since the guaranteed portions of SBA 7(a) loans carry the full faith and credit of the U.S. government, lenders may, and frequently do, sell the guaranteed portion of SBA 7(a) loans in the capital markets, hold the unguaranteed portion and retain all loan servicing rights.

NSBF has a dedicated capital markets team that sells the guaranteed portions of its SBA 7(a) loans and sells or securitizes the unguaranteed portions of its SBA 7(a) loans. Historically, NSBF has sold the guaranteed portions of its originated SBA 7(a) loans shortly after origination and retained the unguaranteed portions until accumulating sufficient loans for a securitization. NSBF has typically sold SBA guaranteed portions of SBA 7(a) loans at premiums ranging from 106% to 120% of par value, and any portion of the premium that is above 110% of par value is shared equally between NSBF and the SBA. Since December 2010, NSBF has maintained its securitization program for unguaranteed portions of its SBA 7(a) loans and has successfully completed nine securitization transactions with Standard & Poor’s AA or A ratings and attractive advance rates as high as 83.5% of par value. NSBF’s most recent and largest securitization to date occurred in November 2018, when it sold $108,551,000 of unguaranteed SBA 7(a) loan-backed notes. NSBF intends to complete additional securitizations in the future which may be on comparable although not necessarily identical terms and conditions. We may determine to retain the government guaranteed or unguaranteed portions of loans for longer periods, pending deployment of excess capital.

NSBF’s senior lending team has focused on making smaller loans, approximately $1,000,000 or less, in order to maintain a diversified pool of loans that are dispersed both geographically and among industries, which we believe limits NSBF’s exposure to regional and industry-specific economic downturns. Specifically, as of March 31, 2019, NSBF’s loan portfolio consisted of 2,049 loans originated across 50 states in 77 different industries as defined by the North American Industry Classification System (“NAICS”). The following charts summarize NSBF’s mix of investment concentrations by industry and geography as of March 31, 2019 (in thousands):

Distribution by NAICS Code Description

NAICS Code Description	Number of Loans	Aggregate Balance ($)	Average Balance ($)	Percentage of Balance
Food Services and Drinking Places	250	34,216	137	9.2%
Truck Transportation	81	25,643	317	6.9%
Professional, Scientific, and Technical Services	152	22,678	149	6.1%
Amusement, Gambling, and Recreation Industries	107	22,351	209	6.0%
Ambulatory Health Care Services	119	20,742	174	5.6%
Repair and Maintenance	110	17,536	159	4.7%
Specialty Trade Contractors	95	13,611	143	3.7%
Fabricated Metal Product Manufacturing	33	13,308	403	3.6%
Accommodation	47	11,417	243	3.1%
Personal and Laundry Services	83	9,671	117	2.6%
Other	972	179,155	184	48.5%
Total	2,049	370,328	181	100.0%

Distribution by State

State	Number of Loans	Aggregate Balance ($)	Average Balance ($)	Percentage of Balance
Florida	237	38,890	164	10.5%
New York	208	33,617	162	9.1%
California	150	29,518	197	8.0%
Texas	116	23,056	199	6.2%
Connecticut	118	21,967	186	5.9%
Pennsylvania	86	18,811	219	5.1%
Georgia	73	15,835	217	4.3%
Illinois	76	15,692	206	4.2%
New Jersey	105	15,537	148	4.2%
North Carolina	65	12,940	199	3.5%
Other	815	144,465	177	39.0%
Total	2,049	370,328	181	100.0%

NSBF evaluates the credit quality of its loan portfolio by employing a risk rating system that is similar to the Uniform Classification System, which is the asset classification system adopted by the Federal Financial Institution Examinations Council. NSBF’s risk rating system is granular with multiple risk ratings in both the Acceptable and Substandard categories. Assignment of the ratings are predicated upon numerous factors, including credit risk scores, collateral type, loan to value ratios, industry, financial health of the business, payment history, other internal metrics/analysis, and qualitative assessments. Risk ratings are refreshed as appropriate based upon considerations such as market conditions, loan characteristics, and portfolio trends. NSBF’s gross SBA loans by credit quality indicator are as follows:

Risk Rating

Portfolio	Number of Loans	Aggregate Balance ($)	Average Balance ($)	Percentage of Balance
Risk Rating 1-4	1857	322,451	174	87.1%
Risk Rating 5	26	9,297	358	2.5%
Risk Rating 6	162	37,765	233	10.2%
Risk Rating 6/7 and 7	4	815	204	0.2%
Total	2,049	370,328	181	100.0%

The weighted average term to maturity and weighted average interest rate of NSBF’s loan portfolio as of March 31, 2019 and December 31, 2018 was 15.6 years and 15.7 years, and 8.10% and 7.9%, respectively.

Receivables Financing, Inventory Financing and SBA 504 Lending

The Company’s business finance platform also includes NBC and NBL, both controlled portfolio companies. NBC provides receivables financing, inventory financing and health care receivables financing, and management services to SMBs, which may obtain $10,000 to $2,000,000 per month through the sale of their trade receivables or the financing or their inventories. In addition, NBL funds SBA 504 loans which provide financing of fixed assets such as real estate or equipment.

Third Party Loan Servicing

SBL, a wholly owned, controlled portfolio company, engages in third-party loan servicing for SBA and non-SBA loans, and provides lending institutions with outsourced solutions for the entire SBA lending process, including credit analysis, structuring and eligibility, packaging, closing compliance and servicing.

Non-Conforming Commercial Lending

On November 27, 2018, the Company’s wholly-owned affiliate, Newtek Commercial Lending, Inc., and a wholly-owned affiliate of BlackRock TCP, Conventional Lending TCP Holdings LLC, entered into a joint venture, the JV, governed by the Limited Liability Company Agreement for the JV. The Company and BlackRock TCP each committed to contribute an equal share of equity funding to the JV and each will have equal voting rights on all material matters. The JV intends to deploy capital over the course of time with additional leverage supported by a warehouse line of credit. The intended purpose of the JV will be to originate commercial loans to middle-market companies as well as small businesses. Additionally, on April 29, 2019, the JV closed a $100 million senior-secured revolving credit facility, with a $100 million accordion feature, with Deutsche Bank.

Controlled Portfolio Companies

In addition to our debt investments in portfolio companies, either directly or through our business finance platform, we also hold controlling interests in certain portfolio companies that, as of March 31, 2019, represented approximately 31% of our total investment portfolio. Specifically, we hold controlling interests in NMS, Mobil Money, NTS, SBL, NBC, NBL, NPS, NIA, IPM, and SIDCO. We refer to these entities (among others), collectively, as our “controlled portfolio companies.” Our controlled portfolio companies provide us with an extensive network of business relationships that supplement our referral sources and that we believe will help us to maintain a robust pipeline of lending opportunities and expand our business finance platform.

The revenues that our controlled portfolio companies generate, after deducting operating expenses, may be distributed to us. As a BDC, our Board will determine quarterly the fair value of our controlled portfolio companies in a similar manner as our other investments. In particular, our investments in our controlled portfolio companies are valued using a valuation methodology that incorporates both the market approach (guideline public company method) and the income approach (discounted cash flow analysis). In following these approaches, factors that we may take into account in determining the fair value of our investments include, as relevant: available current market data, including relevant and applicable market trading comparables, the portfolio company’s earnings and discounted cash flows of forecasted future earnings, comparisons of financial ratios of peer companies that are public, and enterprise values, among other factors. In addition, the Company has engaged third party valuation firms to provide valuation consulting services for the valuation of certain of our controlled portfolio companies.

Newtek Merchant Solutions (NMS)

NMS (a 2001 investment) markets credit and debit card processing services, check approval services and ancillary processing equipment and software to merchants who accept credit cards, debit cards, checks and other non-cash forms of payment. NMS utilizes a multi-pronged sales approach of both direct and indirect sales. NMS’ primary sales efforts focus on direct sales through our Your Business Solutions Company® brand. Their indirect sales channels consist of alliance partners, principally financial institutions (banks, credit unions, insurance companies and other related businesses), and independent sales agents across the U.S. These referring organizations and associations are typically paid a percentage of the processing revenue derived from the respective merchants that they successfully refer to NMS. In 2018, NMS processed merchant transactions with sales volumes of $6.1 billion.

NMS has a number of competitive advantages which we believe will enable it to exceed industry growth averages. These are:

•        focus on non-traditional business generation: referral relationships, wholesale solicitations and financial institutions rather than independent sales agents;

•        seeks to be a market leader in the implementation of technology in the payment processing business;

•        It maintains its own staff of trained and skilled customer service representatives; and

•        It markets and sells the latest in point-of-sale technology hardware, implementing of the EMV system (Europay, MasterCard, Visa inter-operative integrated circuit cards) and continuous cyber-security services.

NMS maintains its principal customer service and sales support offices in Milwaukee, Wisconsin and Lake Success, New York, with additional specialists located in Phoenix, Arizona. NMS’s personnel assist merchants with initial installation of equipment and on-going service, as well as any other special processing needs that they may have.

NMS’ development and growth are focused on selling their services to internally generated referrals, merchant referrals identified by Newtek alliance partners and by independent sales representatives. We believe NMS is different than most electronic payment processing companies who acquire their clients primarily through independent agents. NMS believes that its business model provides it with a competitive advantage by enabling it to acquire new merchant customers at a lower cost level for third-party commissions than the industry average. NMS’ business model allows it to own the customer as well as the stream of residual payments, as opposed to models which rely more heavily on independent sales agents. At December 31, 2018, Premier Payments LLC (“Premier”), a wholly-owned portfolio company that marketed credit and debit card processing services, check approval services, processing equipment, and software, merged into NMS.

Newtek Technology Solutions (NTS)

NTS offers website hosting, dedicated server hosting, cloud hosting, web design and development, internet marketing, eCommerce, data storage and backup, and other related services to customers worldwide and manages over 69,000 domain names. While there are many competitors in this space, we believe that NTS is the only technology company with the exclusive focus on the SMB market with products tailored to the specific needs of these business customers.

NTS provides a full suite of outsourced IT infrastructure services, including cloud (virtual) servers, shared server hosting, and dedicated server hosting, under the Newtek® Technology Solutions, Newtek® Web Services and

Newtek Web Hosting® brands, for which it receives recurring monthly fees, as well as other fees such as set-up fees, consulting fees, and domain name registration fees, among others.

Due to the continuing decline in Microsoft being utilized in the design of web sites and the market shift to Linux, Nginx and a proliferation of Word Press sites being built on non-Microsoft based platforms, Microsoft’s new web design growth has decreased to 33% of the market. NTS has responded to this decline by launching Linux Apache and Linux Nginx platforms within its environment and created associated control panels, service/support and billing to participate more fully in 100% of the market. All platforms are available within NTS’ cloud and non-cloud environment and are fully managed offerings as compared to NTS’ competitors.

NTS has a complete line of cloud-based business and eCommerce packages and Cloud Spaces to streamline the decision process for business owners and accommodate designers and developers that wish to build sites in both Microsoft and Linux environments. Included with this service offering is full customer service with a real human interface available on a 24/7/365 basis, which we believe further distinguishes NTS from its competitors who usually offer co-location hosting without the support needed for the SMB market customer.

NTS currently operates three data centers in Scottsdale, Arizona, Phoenix, Arizona, and Edison, New Jersey.

The datacenter facilities NTS employs to host its technologies conforms to The Uptime Institute’s 4-Tier Classification System which has become a global standard for third-party validation of data center critical infrastructure. The Tier Classification System defines the requirements and benefits of four distinct Tier classifications for data center infrastructure. Each Tier sets the appropriate criteria for power, cooling, maintenance, and capability to withstand a fault. Tiers are progressive; each Tier incorporates the requirements of all the lower Tiers. NTS operates its critical infrastructure within facilities that have a minimum rating of Tier 3-Certified. NTS datacenters meet and exceed Uptime Institute Tier-3 standards in all categories which allows NTS to pursue and service, compliance-sensitive workloads from the financial services, healthcare, government and military sectors. In addition, NTS includes redundant, carrier-neutral network design for all its communications paths, multiple locations to host services, and a built in DDOS mitigation platform into the design of its datacenter services.

Throughout its affiliation with Newtek, over 70% of new NTS customers have come as a result of internal and external referrals without material expenditures by NTS for marketing or advertising. Many of NTS’ competitors are very price sensitive, offering minimal services at cut-rate pricing. While being cost competitive with most Linux-and Windows-based web hosting services, NTS has emphasized higher quality uptime, service and support as well as multiple control panel environments for the designer and developer community.

NTS has also launched a turnkey hosting service to meet financial institution needs for dedicated servers, hosting and/or data storage, enabling these entities to comply with their strict regulatory requirements that demand very high security protocols and practices be in place. In early 2018, NTS became aware that an unauthorized third party misappropriated three domain names, which NTS used to support customer management of hosted websites. NTS notified its shared webhosting customers of the incident, and assisted in re-routing web traffic to minimize any service disruptions to its clients. NTS’ management launched an investigation into the incident and based on the investigation, NTS’ management concluded that attackers compromised a portion of its shared webhosting system, and may have acquired certain customer information limited to its shared webhosting customers, and/or gained access to certain of its shared webhosting servers. NTS has taken a range of steps designed to secure its system, enhance its security protections, enhance access controls, and prevent future unauthorized activity.

In addition, IPM and SIDCO are wholly-owned portfolio companies which consult, strategize, design, and implement technology solutions for enterprise and commercial clients across the U.S., and are expected to complement the offerings of NTS.

Newtek Insurance Agency (NIA)

NIA is a retail and wholesale brokerage insurance agency licensed in 50 states specializing in the sale of personal, commercial and health/benefits lines insurance products to customers of all of the Newtek portfolio companies as well as Newtek alliance partners. NIA offers insurance products from multiple insurance carriers providing a wide range of choice for its customers. NIA is also implementing programs with alliance partners to market commercial and personal insurance. A major sales channel for NIA is the SMB customer base of our lending platform and the other controlled portfolio companies which allow for many opportunities for cross sales between business lines.

Newtek Payroll and Benefits Solutions (NPS)

NPS offers an array of industry standard and very competitively priced payroll management, benefit, payment and tax reporting services to SMBs. These payroll and benefit solutions are marketed through all of Newtek’s available channels including the alliance partnerships and direct marketing campaigns. NPS also benefits by the access to the SMB customer base of the lending platform and the other controlled portfolio companies.

NPS provides full service payroll and benefit solutions across all industries, processing payroll via software as a service (SaaS) or phone solutions. They have an established and reliable platform that is not limited by client size, industry type or delivery interface. NPS assists clients in managing their payroll processing needs by calculating, collecting and disbursing their payroll funds, remitting payroll taxes and preparing and filing all associated tax returns. In addition, NPS offers clients a range of ancillary service offerings, including workers’ compensation insurance, time and attendance, 401(k) administration, pay cards, employee benefit plans, employee background screening, COBRA services, tax credit recovery, Section 125 and flexible benefits spending plans and expense management services.

Certified Capital Companies (Capcos)

Under state-created Capco programs, states provide a Capco with tax credits generally equal to the amount of funds the Capco raises from insurance company investors. The Capcos then issue the tax credits to its investors — a process which is designed to reduce the Capco’s investors’ state tax liabilities. In exchange for receiving the tax credits, the Capco is obligated to invest the funds raised in certain qualified businesses, which generally are defined by statute to include only businesses that meet certain criteria related to the size, location, number of employees, and other characteristics of the business. If a Capco fails to comply with the performance requirements of each state’s different Capco program, the tax credits are subject to forfeiture.

Under state law, a Capco that has invested in qualified businesses an amount equal to 100% of its initial certified capital is able to decertify (i.e., terminate its status as a Capco) and no longer be subject to any state Capco regulation. Upon voluntary decertification, the programs in about half of the states require that a Capco share any distributions to its equity holders with the state sponsoring the Capco. For those states that require a share of distributions, the sharing percentages vary, but are generally from 10% to 30%, usually on distributions above a specified internal rate of return for the equity owners of the Capco.

Based on the above and that the Capcos were formed to make investments in businesses, the entities were determined to be investment companies and are therefore consolidated subsidiaries of Newtek.

Our Capcos have historically invested in SMBs and, in addition to interest income and investment returns, have generated non-cash income from tax credits and non-cash interest and insurance expenses in addition to cash management fees and expenses. We have de-emphasized our Capco business in favor of growing our controlled portfolio companies and do not anticipate creating any new Capcos. While observing all requirements of the Capco programs and, in particular, financing qualified businesses meeting applicable state requirements as to limitations on the proportion of ownership of qualified businesses, we believe the growth of our controlled portfolio companies produces a strategic focus on providing goods and services to SMBs such as those in which our Capcos invest. We continue to invest in and lend to SMBs through our existing Capcos and intend to meet the goals of the Capco programs.

As the Capcos reach 100% investment we will seek to decertify them as Capcos, liquidate their remaining assets and thereby reduce their operational costs, particularly the legal and accounting costs associated with compliance. Eleven of our original sixteen Capcos have reached this stage and have been de-certified and liquidated.

Newtek Branding

We have developed our branded line of products and services to offer a full service suite of business and financial solutions for the U.S. SMB market. Newtek reaches potential customers through its integrated multi-channel approach featuring direct, indirect and direct outbound solicitation efforts. We continue to utilize and grow our primary marketing channel of strategic alliance partners as well as a direct marketing strategy to SMB customers through our “go to market” brand, Your Business Solutions Company®. Through a television advertising campaign built around this brand, and our web presence, www.newtekone.com, we believe we are establishing ourselves as a preferred “go-to” provider for SMB financing and the services offered by our controlled portfolio companies. In addition, we supplement these efforts with extensive efforts to present the Company as the authority on small businesses.

We market services through referrals from our strategic alliance partners (using our patented NewTracker® referral management system) as well as direct referrals from our web presence, www.newtekone.com. Our NewTracker® referral system has a software application patent covering the systems and methods for tracking, reporting and performing processing activities and transactions in association with referral data and related information for a variety of product and service offerings in a business-to-business environment. The NewTracker® system provides for transparency between Newtek and referring parties and has been material in our ability to obtain referrals from a wide variety of sources. This patented system allows us and our alliance partners to review in real time the status of any referral as well as to provide real time compliance oversight by the respective alliance partner, which we believe creates confidence among the referred business client, the referring alliance partner and us. We own the NewTracker® patent, as well as all trademarks and other patented intellectual property used by us and our controlled portfolio companies.

Additional referrals are obtained from individual professionals in geographic markets that have signed up to provide referrals and earn commissions through our BizExec and TechExec Programs. Our BizExecs and TechExecs are traditionally information technology professionals, CPAs, independent insurance agents and sales and/or marketing professionals. In addition, electronic payment processing services are marketed through independent sales agents, and web technology and eCommerce services are marketed through internet-based marketing and third-party resellers. A common thread across all business lines of our controlled portfolio companies relates to acquiring customers at low cost and making strategic alliances primarily where we pay fees only for successful referrals. We seek to bundle our marketing efforts through our brand, our portal, our patented NewTracker® referral system, our web presence as Your Business Solutions Company® and one easy entry point of contact. We expect that this approach will allow us to continue to cross-sell the financing services of our business finance platform to customers of our controlled portfolio companies and build upon our extensive deal sourcing infrastructure. The compensation which we pay for referrals is consistent with industry practices.

Senior Lending Team and Executive Committee

The key members of our Senior Lending Team, most of who have worked together for more than ten years each have over 25 years of experience in finance-related fields. These investment professionals have worked together to screen opportunities, underwrite new investments and manage a portfolio of investments in SMBs through two recessions, a credit crunch, the dot-com boom and bust and a historic, leverage-fueled asset valuation bubble. Each member brings a complementary component to a team well-rounded in finance, accounting, operations, strategy, business law and executive management.

Because we are internally managed by our Executive Committee, which includes Barry Sloane, Peter Downs, Christopher Towers and Michael A. Schwartz, under the supervision of our Board, and do not depend on a third-party investment advisor, we do not pay investment advisory fees and all of our income is available to pay our operating costs and to make distributions to our stockholders. While our portfolio companies are independently managed, our Executive Committee also oversees our controlled portfolio companies and, to the extent that we may make additional equity investments in the future, the Executive Committee will also have primary responsibility for the identification, screening, review and completion of such investments. We do not expect to focus our resources on investing in additional stand-alone equity investments, but may elect to do so from time to time on an opportunistic basis, if such opportunities arise. Messrs. Sloane and Downs have been involved together in the structuring and management of equity investments for the past sixteen years.

Market Opportunity

We believe that the limited amount of capital and financial products available to SMBs, coupled with the desire of these companies for flexible and partnership-oriented sources of capital and other financial products, creates an attractive investment environment for us to further expand our business finance platform and overall brand. We believe the following factors will continue to provide us with opportunities to grow and deliver attractive returns to stockholders.

The SMB market represents a large, underserved market.    We estimate the SMB market to include over 27 million businesses in the U.S. We believe that SMBs, most of which are privately-held, are relatively underserved by traditional capital providers such as commercial banks, finance companies, hedge funds and collateralized loan obligation funds. Further, we believe that such companies generally possess conservative capital structures with significant enterprise value cushions, as compared to larger companies with more financing options. While the largest originators of SBA 7(a) loans have traditionally been regional and national banks, from 2012 through 2018, NSBF was the largest non-bank originator of SBA 7(a) loans by dollar lending volume and is currently the fourth largest SBA 7(a) lender in the U.S. As a result, we believe we and our controlled portfolio companies are well positioned to provide financing to the types of SMBs that we have historically targeted and we have the technology and infrastructure in place presently to do it cost effectively in all 50 states and across many industries.

Future refinancing activity is expected to create additional investment opportunities.    A high volume of financings completed between 2005 and 2008 will mature in the coming years. We believe this supply of opportunities coupled with limited financing providers focused on SMBs will continue to offer investment opportunities with attractive risk-weighted returns.

The increased capital requirements and other regulations placed on banks may reduce lending by traditional large financial institutions and community banks.    While many SMBs were previously able to raise debt financing through traditional large financial institutions, we believe this approach to financing will continue to be constrained for several years as continued implementation of U.S. and international financial reforms, such as Basel III, phase in and rules and regulations are promulgated under the Dodd-Frank Wall Street Reform and Consumer Protection Act. We believe that these regulations will increase capital requirements and have the effect of further limiting the capacity of traditional financial institutions to hold non-investment grade loans on their balance sheets. As a result, we believe that many of these financial institutions have de-emphasized their service and product offerings to SMBs, which we believe will make a higher volume of deal flow available to us.

Increased demand for comprehensive, business-critical SMB solutions.    Increased competition and rapid technological innovation are creating an increasingly competitive business environment that requires SMBs to fundamentally change the way they manage critical business processes. This environment is characterized by greater focus on increased quality, lower costs, faster turnaround and heightened regulatory scrutiny. To make necessary changes and adequately address these needs, we believe that companies are focusing on their core competencies and utilizing cost-effective outsourced solutions to improve productivity, lower costs and manage operations more efficiently. Our controlled portfolio companies provide critical business solutions such as electronic payment processing, managed IT solutions, personal and commercial insurance services and full-service payroll and benefit solutions, receivables financing and funding of SBA 504 loans which provide financing of fixed assets such as real estate or equipment. We believe that each of these market segments are underserved for SMBs and since we are able to provide comprehensive solutions under one platform, we are well positioned to continue to realize growth from these product offerings.

Competitive Advantages

We believe that we are well positioned to take advantage of investment opportunities in SMBs due to the following competitive advantages:

Internally Managed Structure and Significant Management Resources.    We are internally managed by our executive officers under the supervision of our Board and do not depend on an external investment advisor. As a result, we do not pay investment advisory fees and all of our income is available to pay our operating costs, which include employing investment and portfolio management professionals, and to make distributions to our stockholders. We believe that our internally managed structure provides us with a lower cost operating expense structure, when compared to other publicly traded and privately-held investment firms which are externally managed, and allows us the opportunity to leverage our non-interest operating expenses as we grow our investment portfolio. Our Senior Lending Team has developed one of the largest independent loan origination and servicing platforms that focuses exclusively on SMBs.

Business Model Enables Attractive Risk-Weighted Return on Investment in SBA 7(a) Lending.    Our SBA 7(a) loans are structured so as to permit rapid sale of the U.S. government guaranteed portions, often within weeks of origination, and the unguaranteed portions have been successfully securitized and sold, usually within a year of origination. The return of principal and premium may result in an advantageous risk-weighted return on our original investment in each loan. We may determine to retain the government guaranteed or unguaranteed portions of loans pending deployment of excess capital.

State of the Art Technology.    Our patented NewTracker® software enables us to board a SMB customer, process the application or inquiry, assemble necessary documents, complete the transaction and create a daily reporting system that is sufficiently unique as to receive a U.S. patent. This system enables us to identify a transaction, similar to a merchandise barcode or the customer management system used by SalesForce.com, then process a business transaction and generate internal reports used by management and external reports for strategic referral partners. It allows our referral partners to have digital access into our back office and follow on a real time, 24/7 basis the processing of their referred customers. This technology has been made applicable to all of the service and product offerings we make directly or through our controlled portfolio companies.

Established Direct Origination Platform with Extensive Deal Sourcing Infrastructure.    We have established a direct origination pipeline for investment opportunities without the necessity for investment banks or brokers as well as broad marketing channels that allow for highly selective underwriting. The combination of our brand, our portal, our patented NewTracker® technology, and our web presence as Your Business Solutions Company® have created an extensive deal sourcing infrastructure. Although we pay fees for loan originations that are referred to us by our alliance partners, our investment team works directly with the borrower to assemble and underwrite loans. We rarely invest in pre-assembled loans that are sold by investment banks or brokers. As a result, we believe that our unique national origination platform allows us to originate attractive credits at a low cost. During 2018 we funded $469,176,000 of SBA 7(a) loans, based on the large volume of loan referrals we received in 2018. We anticipate that our principal source of investment opportunities will continue to be in the same types of SMBs to which we currently provide financing. Our Executive Committee and Senior Lending Team will also seek to leverage our extensive network of additional referral sources, including law firms, accounting firms, financial, operational and strategic consultants and financial institutions, with whom we have completed investments. We believe our current infrastructure and expansive relationships will continue to enable us to review a significant amount of high quality, direct (or non-brokered) investment opportunities.

Experienced Senior Lending Team with Proven Track Record.    We believe that our Senior Lending Team is one of the leading capital providers to SMBs. Our Senior Lending Team has expertise in managing the SBA process and has managed a diverse portfolio of investments with a broad geographic and industry mix. While the primary focus of NSBF is to expand its debt financing activities in SBA 7(a) loans, our Senior Lending Team is also focused on growing our business finance platform through our controlled portfolio companies NBC, which provides receivables financing, inventory financing and health care receivables financing, and NBL, which funds SBA 504 loans.

Flexible, Customized Financing Solutions for Seasoned, Smaller Businesses.    While NSBF’s primary focus is to expand its lending by activities by providing SBA 7(a) loans to SMBs, we also seek to offer SMBs a variety of attractive financing structures, as well as cost effective and efficient business services, to meet their capital needs through our subsidiaries and controlled portfolio companies. In particular, through our controlled portfolio companies, we offer larger loans, between $5,000,000 and $15,000,000, greater than loans available with the SBA guarantee, but with a higher interest rate to compensate for the increased risk. Unlike many of our competitors, we believe we have the platform to provide a complete package of service and financing options for SMBs, which allows for cross-selling opportunities and improved client retention. We expect that a large portion of our capital will be loaned to companies that need growth capital, acquisition financing or funding to recapitalize or refinance existing debt facilities. Our lending will continue to focus on making loans to SMBs that:

•        have 3 to 10 years of operational history;

•        significant experience in management;

•        credit worthy owners who provide a personal guarantee for our investment;

•        show a strong balance sheet to collateralize our investments; and

•        show sufficient cash flow to be able to service the payments on our investments comfortably.

Although we may make investments in start-up businesses, we generally seek to avoid investing in high-risk, early-stage enterprises that are only beginning to develop their market share or build their management and operational infrastructure with limited collateral.

Disciplined Underwriting Policies and Rigorous Portfolio Management.    We pursue rigorous due diligence of all prospective investments originated through our platform. Our Senior Lending Team has developed an extensive underwriting due diligence process, which includes a review of the operational, financial, legal and industry performance and outlook for the prospective investment, including quantitative and qualitative stress tests, review of industry data and consultation with outside experts regarding the creditworthiness of the borrower. These processes continue during the portfolio monitoring process, when we will conduct field examinations, review all compliance certificates and covenants and regularly assess the financial and business conditions and prospects of portfolio companies. In addition, SBL is servicer for commercial, SBA 7(a) and other government guaranteed investments whose exceptional servicing capabilities with compact timelines for loan resolutions and dispositions has attracted various third-party portfolios to these controlled portfolio companies.

Business Development Company Conversion

On October 22, 2014, we effectuated a 1 for 5 reverse stock split to attract institutional investors. On November 12, 2014, in conjunction with the completion of a public offering, we merged with and into Newtek Business Services Corp., a newly-formed Maryland corporation, for the purpose of reincorporating in Maryland and we elected to be regulated as a BDC under the 1940 Act (the “BDC Conversion”). In connection with our election to be regulated as a BDC, we elected to be treated for U.S. federal income tax purposes, beginning with our 2015 tax year, and intend to qualify annually, as a RIC under Subchapter M of the Code. In connection with our election of RIC status, on October 1, 2015 our Board declared a special dividend of $2.69 per share which was paid partially in cash and partially in our common shares on December 31, 2015.

As a BDC, we are required to meet regulatory tests, including the requirement to invest at least 70% of our gross assets in “qualifying assets.” Qualifying assets generally include debt or equity securities of private or thinly traded public U.S. companies and cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less. In addition, as a BDC, and pursuant to the approval that we received from our stockholders on July 26, 2018, we are not permitted to incur indebtedness unless immediately after such borrowing we have an asset coverage for total borrowings of at least 150% (i.e., the amount of debt may not exceed 66 2/3% of the value of our total assets). See “Regulation.”

As a RIC, we generally will not have to pay corporate-level federal income taxes on any ordinary income or capital gains that we distribute to our stockholders. To maintain our RIC tax treatment, we must meet specified source-of-income and asset diversification requirements and distribute annually at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any.

Investments

We engage in various investment strategies from time to time in order to achieve our overall investment objectives.

Portfolio Company Characteristics

We have and will continue to target investments in future portfolio companies that generate both current income and capital appreciation. In each case, the following criteria and guidelines are applied to the review of a potential investment however, not all criteria are met in every single investment, nor do we guarantee that all criteria will be met in the investments we will make in the future. We have and will continue to limit our investments to the SMB market.

Experienced Management with Meaningful Investment.    We seek to invest in companies in which senior or key managers have significant company-or industry-level experience and have significant equity ownership. It has been our experience that these experienced managers are more committed to the portfolio company’s success and more likely to manage the company in a manner that protects our debt and equity investments.

Significant Invested Capital.    We believe that the existence of an appropriate amount of equity beneath our debt capital provides valuable support for our investment. In addition, the degree to which the particular investment is a meaningful one for the portfolio company’s owners (and their ability and willingness to invest additional equity capital as and to the extent necessary) are also important considerations.

Appropriate Capital Structures.    We seek to invest in portfolio companies that are appropriately capitalized. First, we examine the amount of equity that is being invested by the company’s equity owners to determine whether there is a sufficient capital cushion beneath our invested capital. We also analyze the amount of leverage, and the characteristics of senior debt with lien priority over our senior subordinated debt. A key consideration is a strong balance sheet and sufficient free cash flow to service any debt we may invest.

Strong Competitive Position.    We invest in portfolio companies that have developed strong, defensible product or service offerings within their respective market segment(s). These companies should be well positioned to capitalize on organic and strategic growth opportunities, and should compete in industries with strong fundamentals and meaningful barriers to entry. We further analyze prospective portfolio investments in order to identify competitive advantages within their industry, which may result in superior operating margins or industry-leading growth.

Customer and Supplier Diversification.    We expect to invest in portfolio companies with sufficiently diverse customer and supplier bases. We believe these companies will be better able to endure industry consolidation, economic contraction and increased competition than those that are not sufficiently diversified. However, we also recognize that from time to time, an attractive investment opportunity with some concentration among its customer base or supply chain will present itself. We believe that concentration issues can be evaluated and, in some instances (whether due to supplier or customer product or platform diversification, the existence and quality of long-term agreements with such customers or suppliers or other select factors), mitigated, thus presenting a superior risk-weighted pricing scenario.

Investment Objectives

Debt Investments

We target our debt investments, which are principally made through our business finance platform under the SBA 7(a) program, to produce generally, a coupon rate of prime plus 2.75% which enables us to generate rapid sales of loans in the secondary market historically producing gains and with a yield on investment in excess of 30%. We typically structure our debt investments with the maximum seniority and collateral along with personal guarantees from portfolio company owners, in many cases collateralized by other assets including real estate. In most cases, our debt investment will be collateralized by a first lien on the assets of the portfolio company and a first or second lien on assets of guarantors, in both cases primarily real estate. All SBA 7(a) loans are made with personal guarantees from any owner(s) of 20% or more of the portfolio company’s equity. As of March 31, 2019, substantially all of our SBA 7(a) portfolio at fair value consisted of debt investments that were secured by first or second priority liens on the assets of the portfolio company.

•        First Lien Loans.    Our first lien loans generally have terms of one to twenty-five years, provide for a variable interest rate, contain no prepayment penalties (however, the SBA will charge the borrower a prepayment fee if the loan has a maturity of 15 or more years and is prepaid during the first three years) and are secured by a first priority security interest in all existing and future assets of the borrower. Our first lien loans may take many forms, including revolving lines of credit, term loans and acquisition lines of credit.

•        Second Lien Loans.    Our second lien loans generally have terms of five to twenty-five years, also primarily provide for a variable interest rate, contain no prepayment penalties (however, the SBA will charge the borrower a prepayment fee if the loan has a maturity of 15 or more years and is prepaid during the first three years) and are secured by a second priority security interest in all existing and future assets of the borrower. We typically only take second lien positions on additional collateral where we also have first lien positions on business assets.

•        Unsecured Loans.    We make few unsecured investments, primarily to our controlled portfolio companies, which because of our equity ownership are deemed to be more secure. Typically, these loans are to meet short-term funding needs.

We typically structure our debt investments to include non-financial covenants that seek to minimize our risk of capital loss such as lien protection and prohibitions against change of control. Our debt investments have strong protections, including default penalties, information rights and, in some cases, affirmative, negative and financial covenants.

Equity Investments

While the vast majority of our investments have been structured as debt, we have in the past and expect in the future to make selective equity investments primarily as either strategic investments to enhance the integrated operating platform or, to a lesser degree, under the Capco programs. For investments in our controlled portfolio companies, we focus more on tailoring them to the long-term growth needs of the companies than to immediate return. Our objective with these companies is to foster the development of the businesses as a part of the integrated operational platform of serving the SMB market, so we may reduce the burden on these companies to enable them to grow faster than they would otherwise as another means of supporting their development and that of the integrated whole.

In Capco investments, we often make debt investments in conjunction with being granted equity in the company in the same class of security as the business owner receives upon funding. We generally seek to structure our equity investments to provide us with minority rights provisions and event-driven put rights.

Investment Process

The members of our Senior Lending Team and our Executive Committee are responsible for all aspects of our investment selection process. The discussion below describes our investment procedures. The stages of our investment selection process are as follows:

Loan and Deal Generation/Origination

We believe that the combination of our brand, our portal, our patented NewTracker® technology, and our web presence as Your Business Solutions Company® have created an extensive loan and deal sourcing infrastructure. This is maximized through long-standing and extensive relationships with industry contacts, brokers, commercial and investment bankers, entrepreneurs, services providers (such as lawyers and accountants), as well as current and former clients, portfolio companies and our extensive network of strategic alliance partners. We supplement our relationships by the selective use of television advertising aimed primarily at lending to the SMB market. We believe we have developed a reputation as a knowledgeable and reliable source of capital, providing value-added advice, prompt processing, and management and operations support to our portfolio companies.

We market our loan and investment products and services, and those of our controlled portfolio companies, through referrals from our alliance partners such as Amalgamated Bank, Banco Popular, Credit Union National Association, E-Insure, ENT Federal Credit Union, The Hartford, Legacy Bank, Morgan Stanley Smith Barney, Navy Federal Credit Union, New York Community Bank, Raymond James, Randolph Brooks Federal Credit Union, UBS, Meineke Dealers Purchasing Cooperative and True Value Company, among others using our patented NewTracker® referral system as well as direct referrals from our web presence, www.newtekone.com. The patent for our NewTracker® referral system is a software application patent covering the systems and methods for tracking, reporting and performing processing activities and transactions in association with referral data and related information for a variety of product and service offerings in a business-to-business environment providing further for security and transparency between referring parties. This system allows us and our alliance partners to review in real time the status of any referral as well as to provide real time compliance oversight by the respective alliance partner, which we believe creates confidence between the referred business client, the referring alliance partner and us.

Additional deal sourcing and referrals are obtained from individual professionals in geographic markets that have signed up to provide referrals and earn commissions through our BizExec and TechExec Programs. The BizExecs and TechExecs are traditionally information technology professionals, CPAs, independent insurance agents and sales and/or marketing professionals. In addition, electronic payment processing services are marketed through independent sales representatives and web technology and eCommerce services are marketed through internet-based marketing and third-party resellers. A common thread across all business lines of our subsidiaries and controlled portfolio companies relates to acquiring customers at low cost. We seek to bundle our marketing efforts through our brand, our portal, NewTracker®, our web presence as Your Business Solutions Company® and one easy entry point of contact. We expect that this approach will allow us to continue to cross-sell the financing services of our business finance platform to our customers and customers of our controlled portfolio companies, and to build upon our extensive deal sourcing infrastructure.

Screening

We screen all potential debt or equity investment proposals that we receive for suitability and consistency with our investment criteria (see “Portfolio Company Characteristics,” above). In screening potential investments, our Senior Lending Team and our Executive Committee utilize a value-oriented investment philosophy and commit resources to managing downside exposure. If a potential investment meets our basic investment criteria, a business service specialist or other member of our team is assigned to perform preliminary due diligence.

SBA Lending Procedures

We originate loans under the SBA 7(a) Program in accordance with our credit and underwriting policy, which incorporates by reference the SBA Rules and Regulations as they relate to the financing of such loans, including the U.S. Small Business Administration Standard Operating Procedures, Lender and Development Company Loan Program (“SOP 50 10”).

During the initial application process for a loan originated under the SBA 7(a) Program, a business service specialist assists and guides the applicant through the application process, which begins with the submission of an online form. The online loan processing system collects required information and ensures that all necessary forms are provided to the applicant and filled out. The system conducts two early automatic screenings focused primarily on whether (i) the requested loan is for an eligible purpose, (ii) the requested loan is for an eligible amount and (iii) the applicant is an eligible borrower. If the applicant is eligible to fill out the entire application, the online system pre-qualifies the applicant based on preset credit parameters that meet the standards of Newtek and the SBA.

Once the online form and the application materials have been completed, our underwriting department (the “Underwriting Department”) becomes primarily responsible for reviewing and analyzing the application in order to accurately assess the level of risk being undertaken in making a loan. The Underwriting Department is responsible for assuring that all information necessary to prudently analyze the risk associated with a loan application has been obtained and has been analyzed. Credit files are developed and maintained with the documentation received during the application process in such a manner as to facilitate file review during subsequent developments during the life of the loan.

Required Information

For a loan originated under the SBA 7(a) Program, the primary application document is SBA Form 1919 (Borrower Information Form) (“Form 1919”). Among other things, Form 1919 requires identifying information about the applicant, loan request, indebtedness, the principals, current or previous government financing, and certain other disclosures.

In addition to Form 1919, the following additional information is required:

•        an SBA Form 912 (Statement of Personal History), if question 1, 2, or 3 of Form 1919 is answered affirmatively;

•        an SBA Form 413 (Personal Financial Statement), for all owners of 20% or more (including the assets of the owner’s spouse and any minor children), and proposed guarantors;

•        business financial statements dated within 180 days prior to submission to SBA, consisting of (a) year-end balance sheets for the last three years, including detailed debt schedule, (b) year-end profit & loss (P&L) statements for the last three years, (c) reconciliation of net worth, (d) interim balance sheet, and (e) interim P&L statements;

•        a list of names and addresses of any subsidiaries and affiliates, including concerns in which the applicant holds a controlling interest and other concerns that may be affiliated by stock ownership, franchise, proposed merger or otherwise with the applicant, and business financial statements meeting the same requirements as above of such subsidiaries and affiliates;

•        the applicant’s original business license or certificate of doing business;

•        records of any loans the applicant may have applied for in the past;

•        signed personal and business federal income tax returns of the principals of the applicant’s business for previous three years;

•        personal résumés for each principal;

•        a brief history of the business and its challenges, including an explanation of why the SBA loan is needed and how it will help the business;

•        a copy of the applicant’s business lease, or note from the applicant’s landlord, giving terms of proposed lease; and

•        if purchasing an existing business, (a) current balance sheet and P&L statement of business to be purchased, (b) previous two years federal income tax returns of the business, (c) proposed Bill of Sale including Terms of Sale, and (d) asking price with schedule of inventory, machinery and equipment, furniture and fixtures.

We view current financial information as the foundation of sound credit analysis. To that end, we verify all business income tax returns with the Internal Revenue Service and generally request that financial statements be submitted on an annual basis after the loan closes. For business entities or business guarantors, we request federal income tax returns for each fiscal year-end to meet the prior three-year submission requirement. For interim periods, we will accept management-prepared financial statements. The most recent financial information may not be more than 180 days old at the time of the approval of the loan, but we generally request that the most recent financial information not be older than 90 days in order to provide time for underwriting and submission to SBA for guaranty approval. For individuals or personal guarantors, we require a personal financial statement dated within 180 days of the application (sixty days is preferred) and personal income tax returns for the prior three years. In connection with each yearly update of business financial information, the personal financial information of each principal must also be updated. Spouses are required to sign all personal financial statements in order for the Underwriting Department to verify compliance with the SBA’s personal resource test. In addition, the Underwriting Department will ensure that there has been no adverse impact on financial condition of the applicant or its principals since the approval of the loan. If closing does not occur within ninety days of the date on which the loan is approved, updated business and personal financial statements must be obtained and any adverse change must be addressed before the proceeds of the loan may be disbursed. If closing does not occur within six months of the date on which the loan is approved, the applicant is generally required to reapply for the loan.

Stress Test

The standard underwriting process requires a stress test on the applicant’s interest rate to gauge the amount of increase that can be withstood by the applicant’s cash flow and still provide sufficient cash to service debt. The applicant’s cash flow is tested up to a 2% increase in interest rate. If the applicant’s debt service coverage ratio decreases to 1:1 or less than 1:1, the loan may only be made as an exception to our Underwriting Guidelines and would require the approval of our credit committee.

Required Site Visit

No loan will be funded without an authorized representative of Newtek first making a site visit to the business premises. We generally use a contracted vendor to make the required site visit but may from time to time send our own employees to perform this function. Each site visit will generate a narrative of the business property as well as photographs of the business property. Additional site visits will be made when a physical on-site inspection is warranted.

Credit Assessment of Applicant

Loan requests are assessed primarily based upon an analysis of the character, cash flow, capital, liquidity and collateral involved in the transaction.

Character:    We require a personal credit report to be obtained on any principal or guarantor involved in a loan transaction. Emphasis is placed upon the importance of individual credit histories, as this is a primary indicator of an individual’s willingness and ability to repay debt. Any material negative credit information must be explained in writing by the principal, and must be attached to the personal credit report in the credit file. No loan will be made where an individual’s credit history calls into question the repayment ability of the business operation. A loan request from an applicant who has declared bankruptcy within the ten years preceding the loan application will require special consideration. A thorough review of the facts behind the bankruptcy and impact on creditors will be undertaken in determining whether the principal has demonstrated the necessary willingness and ability to repay debts. In addition, we will examine whether the applicant and its principals and guarantors have abided by the laws of their community. Any situation where a serious question concerning a principal’s character exists will be reviewed on a case-by-case basis. Unresolved character issues are grounds for declining a loan request regardless of the applicant’s financial condition or performance.

Cash Flow:    We recognize that cash flow is the primary and desired source of repayment on any loan, and therefore is the primary focus of the credit decision. Any transaction in which the repayment is not reasonably assured through cash flow will be declined, regardless of other possible credit strengths. At a minimum, combined EBITDA will be used to evaluate repayment ability. Other financial analysis techniques will be employed as needed to establish the reasonableness of repayment. Where repayment is based on past experience, the applicant must demonstrate minimum combined cash flow coverage of 1.2 times based upon the most recent fiscal year-end financial statement. A determination of the ability to repay will not be based solely upon interim operating results. Where repayment ability is not evident from historical combined earnings (including new businesses and changes of ownership), projections will be analyzed to determine whether repayment ability is reasonably assured. For changes in ownership, monthly cash flow forecasts will be analyzed to determine adequacy to meet all of the borrower’s needs.

For business acquisition applications, the applicant will be required to submit projections and support such projections by detailed assumptions made for all major revenue and expense categories and an explanation of how the projections will be met. Analysis must include comparisons with relevant Risk Management Association (“RMA”) industry averages. EBITDA must be reasonably forecast to exceed debt service requirements by at least 1.2 times, after accounting for the initial phase of operations. For change of ownership applications, projections will also be measured against the actual historical financial results of the seller of the business concern. Projections must demonstrate repayment ability of not less than 1.2 times.

Capital:    Capital is a strong traditional indicator of the financial health of a business. For going concern entities, the pro-forma leverage position, as measured by the debt to tangible net worth ratio, may not exceed the RMA industry median or 4 to 1, whichever is greater. For change of ownership transactions, generally 25% of total project costs should be contributed as equity resulting in debt to tangible net worth ratio of 3 to 1.

For a change of ownership transaction where a substantial portion of intangibles are included within the transaction, adequacy of capital will be determined based upon an evaluation of the business value and level of injection. In determining the legitimacy of the business value, the loan underwriter must utilize two SBA approved valuation methods, as outlined in SBA SOP 50 10. If the business value is found to be acceptable, and the equity injection into the project is within our requirements as outlined herein, then the capital position will be considered satisfactory.

As a general rule, stockholder and affiliate loans may be added back to net worth only if such loans will be subordinated for the life of the SBA loan, with no principal or interest payments to be made. Financing by the seller of the business may also be considered as equity if the loan will be placed on full standby for the life of the SBA loan. Adjustments to net worth to account for the difference between the book value and appraised value of fixed assets may be made only when supported by a current appraisal. Appraisals on a “subject to” basis are not acceptable.

Liquidity:    Liquidity, as measured by the current ratio, must be in line with the RMA industry average. An assessment of the adequacy of working capital is required. An assessment of the liquidity of a business is essential in determining the ability to meet future obligations. Lending to cash businesses such as hotels and restaurants requires less analysis of the liquidity of the business due to the timing of cash receipts. Industries with large receivables, payables, and inventory accounts require thorough review of the cash cycle of the business and evaluation of the applicant’s ability to manage these accounts. The current and quick ratios and turnover of receivables, payables and inventory are measured against the RMA industry median in determining the adequacy of these liquidity measures.

Collateral.    We are required to reasonably secure each loan transaction with all worthwhile and available assets. Pursuant to SBA SOP 50 10, we may not (and will not) decline a loan if the only weakness in the application is the value of collateral in relation to the loan amount, provided that all assets available to the business and its principals have been pledged. As set forth in SBA SOP 50 10, the SBA considers a loan to be fully secured if the lender has taken a security interest in all available fixed assets with a combined “net book value” adjusted up to the loan amounts below. For 7(a) loans, “fixed assets” means real estate, including land and structures and machinery and equipment owned by the business. “Net book value” is defined as an asset’s original price minus depreciation and amortization.

We attempt to secure each loan transaction with as much real estate and liquid asset collateral as necessary; however, all fixed assets must be evaluated. Fixed assets are evaluated on the basis of the net book value to determine the realizable value among collateral types. Valuation factors are applied as follows:

•        Commercial real estate — 75%

•        Residential real estate — 85%

•        Vacant land — 50%

•        Machinery & Equipment — 50%

•        Furniture & Fixtures — 10%

•        Accounts receivable & inventory — 20%

•        Leasehold improvements — 5%

•        Certificate of Deposit — 100%

•        Regulated Licenses — will vary dependent upon type of license and geographic area. The liquidation rate used must be fully justified.

In addition to an assessment of the criteria specified above, there are certain special industry-specific requirements that will be considered in the loan application decision.

Change of Ownership:    The minimum equity injection required in a change of ownership transaction is generally 20% but may be lower for specific industries such as medical and dental practices, gas stations and convenience stores, flag hotels and “strong” non-lodging franchises.

In the event of financing from the seller of the business, the applicant must inject not less than 10% of the project cost; the seller of the business may provide the balance on a complete standby basis for the life of the SBA loan. Exceptions to the equity requirement are reviewed on a case-by-case basis.

For a change of ownership transaction, the application must be accompanied by a business plan including reasonable financial projections. The financial performance of the seller of the business must be evaluated based upon three years of corporate income tax returns and a current interim financial statement. Projections for the applicant must be in line with the historical financial performance at the business location. In cases where financial performance of the seller of the business is poor, a satisfactory explanation must be provided to detail the circumstances of performance. Projections for the applicant must be accompanied by detailed assumptions and be supported by information contained in the business plan.

Management should have related experience in the industry and demonstrate the ability to successfully operate the business. In the absence of satisfactory related experience, an assessment of management’s experience and capabilities, given the complexity and nature of the business, will be made. In the case of a franchise, we will generally take into account the reputation of a franchisor for providing worthwhile management assistance to its franchisees.

We carefully review change of ownership transactions. The loan underwriter will review the contract for sale, which will be included in the credit file. The contract for sale must include a complete breakdown of the purchase price, which must be justified through either a third party appraisal or directly by the loan underwriter through an approved valuation method specified in SBA SOP 50 10. The contract of sale must evidence an arm’s length transaction (but transactions between related parties are permitted so long as they are on an arm’s-length basis) which will preserve the existence of the small business or promote its sound development. In addition, a satisfactory reason for the sale of the business must be provided. The seller of the business must provide the prior three years of business tax returns and a current interim financial statement, as applicable.

Also, in connection with a change of ownership transaction, the Loan Processing area of the Underwriting Department will order Uniform Commercial Code searches on the seller of the existing business. If such a search identifies any adverse information, the Loan Processor will advise the Underwriting Manager or Operations Manager so a prudent decision may be made with respect to the application.

Real Estate Transactions:    Loan proceeds for the acquisition or refinancing of land or an existing building or for renovation or reconstruction of an existing building must meet the following criteria:

•        the property must be at least 51% owner-occupied pursuant to SBA policies; and

•        loan proceeds may not be used to remodel or convert any rental space in the property.

Loan proceeds for construction or refinancing of construction of a new building must meet the following criteria:

•        the property must be at least 60% owner-occupied pursuant to SBA policies; and

•        if the building is larger than current requirements of the applicant, projections must demonstrate that the applicant will need additional space within three years, and will use all of the additional space within ten years.

Commercial real estate appraisals are required on all primary collateral prior to the loan closing. In general, appraisals will be required as follows:

•        for loans up to $100,000 — a formal opinion of value prepared by a real estate professional with knowledge of the local market area;

•        for loans from $100,000 to $500,000 — a limited summary appraisal completed by a state certified appraiser;

•        for loans from $500,000 to $1 million — a limited summary appraisal by a Member of the Appraisal Institute (“MAI”) appraiser; and

•        for loans over $1 million — a complete self-contained appraisal by a MAI appraiser.

Environmental screenings and an environmental questionnaire are required for all commercial real estate taken as collateral.

In general, environmental reports are required as follows:

•        for real estate valued up to $500,000 — a transaction screen including a records review;

•        for real estate valued in excess of $500,000 — a Phase I Environmental Report; and

•        for the following types of property, a Phase I Environmental Report will be required regardless of property value: gasoline service stations, car washes, dry cleaners and any other business known to be in environmentally polluting industries.

In all cases for commercial real estate taken as collateral:

•        if further testing is recommended, the recommended level of testing will be performed prior to the loan closing; and

•        if the report indicates remedial action to be taken by the business, such actions must be completed prior to the loan closing and a closure letter must be provided prior to funding.

Medical Professionals:    In connection with a loan application relating to the financing of a medical business, all medical licenses will be verified, with the loss or non-renewal of license constituting grounds for denial of the application. In addition, medical professionals must provide evidence of malpractice liability insurance of at least $2,000,000 or the loan amount, whichever is higher. Malpractice insurance must be maintained for the life of the loan.

Franchise Lending:    All franchise loan applications will be evaluated as to eligibility by accessing SBA’s Franchise Registry. If the franchise is listed in the registry and the current franchise agreement is the same as the agreement listed in the registry, Newtek will not review the franchise agreement. However, the franchise agreement will be reviewed for eligibility by the loan underwriter when either of the following applies: (i) the franchise is not listed on the SBA’s Franchise Registry or (ii) the franchise is on the registry, but the franchisor has not provided a “Certification of No Change on Behalf of a Registered Franchisor” or a “Certification of Changes on Behalf of a Registered Franchisor.”

Credit Package

For each loan application, the loan underwriter will prepare a credit package (the “Credit Package”). All credit and collateral issues are addressed in the Credit Package, including but not limited to, the terms and conditions of the loan request, use of proceeds, collateral adequacy, financial condition of the applicant and business, management strength, repayment ability and conditions precedent. The Underwriting Department will recommend approval, denial or modification of the loan application. The Credit Package is submitted to our credit committee for further review and final decision regarding the loan application.

Other than rejections for ineligibility of the applicant, the type of business or the loan purpose, NSBF may decline a loan application for the following reasons:

•        after taking into consideration prior liens and considered along with other credit factors, the net value of the collateral offered as security is not sufficient to protect the interest of the U.S. Government;

•        lack of reasonable assurance of ability to repay loan (and other obligations) from earnings;

•        lack of reasonable assurance that the business can be operated at a rate of profit sufficient to repay the loan (and other obligations) from earnings;

•        disproportion of loan requested and of debts to tangible net worth before and after the loan;

•        inadequate working capital after the disbursement of the loan;

•        the result of granting the financial assistance requested would be to replenish funds distributed to the owners, partners, or stockholders;

•        lack of satisfactory evidence that the funds required are not obtainable without undue hardship through utilization of personal credit or resources of the owner, partners or stockholders;

•        the major portion of the loan requested would be to refinance existing indebtedness presently financed through normal lending channels;

•        credit commensurate with applicant’s tangible net worth is already being provided on terms considered reasonable;

•        gross disproportion between owner’s actual investment and the loan requested;

•        lack of reasonable assurance that applicant will comply with the terms of the loan agreement;

•        unsatisfactory experience on an existing loan; or

•        economic or physical injury not substantiated.

If a loan application is accepted, we will issue a commitment letter to the applicant. After approval, the SBA and NSBF enter into a Loan Authorization Agreement which sets forth the terms and conditions for the SBA’s guaranty on the loan. The closing of a loan is handled by an internal attorney, whose primary responsibility is closing the loan in accordance with the related Loan Authorization in a manner consistent with prudent commercial loan closing procedures, to ensure that the SBA will not repudiate its guaranty due to ineligibility, noncompliance with SBA Rules and Regulations or defective documentation. Before loan proceeds are disbursed, the closing attorney will verify the applicant’s required capital injection, ensure that proceeds are being used for a permitted purpose and ensure that other requirements of the Loan Authorization Agreement (including, but not limited to, required insurance and lien positions and environmental considerations) and SBA Rules and Regulations (including the use of proper SBA forms) have been met.

Maintenance of Credit Files

A credit file is developed on each borrowing account. Credit files, in either hard copy format or electronic copy, are maintained by the Underwriting Department and organized according to a specified format. The file contains all documentation necessary to show: (a) the basis of the loan, (b) purpose, compliance with policy, conditions, rate, terms of repayment, collateral, and (c) the authority for granting the loan. The credit file is subject to review or audit by the SBA at any time. Upon final action being taken on a loan application, information necessary for closing and servicing will be copied and maintained, while information not considered necessary will be transferred to off-site storage. Once a loan has been disbursed in full, credit files containing all documentation will be transferred to the file room or other electronic storage media and maintained under the authority of the administration staff. Any individual needing an existing credit file must obtain it from the administration staff member having responsibility for safeguarding all credit files or access it by a prearranged electronic file process. Removal of any information from the file will compromise the credit file and is prohibited.

Other, Primarily Equity Investments

Due Diligence and Underwriting

In making loans or equity investments other than SBA 7(a) loans or similar conventional loans to SMBs, our Executive Committee will take a direct role in screening potential loans or investments, in supervising the due diligence process, in the preparation of deal documentation and the completion of the transactions. The members of the Executive Committee and/or Senior Lending Team complete due diligence and analyze the relationships among the prospective portfolio company’s business plan, operations and expected financial performance. Due diligence may address some or all of the following depending on the size and nature of the proposed investment:

•        on-site visits with management and relevant key employees;

•        in-depth review of historical and projected financial statements, including covenant calculation work sheets;

•        interviews with customers and suppliers;

•        management background checks;

•        review reports by third-party accountants, outside counsel and other industry, operational or financial experts; and/or

•        review material contracts.

During the underwriting process, significant, ongoing attention is devoted to sensitivity analyses regarding whether a company might bear a significant “downside” case and remain profitable and in compliance with assumed financial covenants. These “downside” scenarios typically involve assumptions regarding the loss of key customers and/or suppliers, an economic downturn, adverse regulatory changes and other relevant stressors that we attempt to simulate in our quantitative and qualitative analyses. Further, we continually examine the effect of these scenarios on financial ratios and other metrics.

Approval, Documentation and Closing

Upon the completion of the due diligence process, the Executive Committee will review the results and determine if the transaction should proceed to approval. If approved by our Senior Lending Team and Executive Committee, the underwriting professionals heretofore involved proceed to documentation.

As and to the extent necessary, key documentation challenges are brought before our Senior Lending Team and Executive Committee for prompt discussion and resolution. Upon the completion of satisfactory documentation and the satisfaction of closing conditions, final approval is sought from our Executive Committee before closing and funding.

Ongoing Relationships with Portfolio Companies

Managerial Assistance, Monitoring

We have and will continue to monitor our portfolio companies on an ongoing basis. We monitor the financial trends of each portfolio company to determine if it is meeting its business plan and to assess the appropriate course of action for each company. We generally require our portfolio companies to provide annual audits, quarterly unaudited financial statements with management discussion and analysis and covenant compliance certificates, and monthly unaudited financial statements. Using these monthly financial statements, we calculate and evaluate all financial covenants and additional financial coverage ratios that might not be part of our covenant package in the loan documents. For purposes of analyzing a portfolio company’s financial performance, we sometimes adjust their financial statements to reflect pro-forma results in the event of a recent change of control, sale, acquisition or anticipated cost savings. Additionally, we believe that, through our integrated marketing and sale of each service line of NSBF and our controlled portfolio companies to our controlled portfolio companies (including electronic payment processing services through NMS, technology solutions through NTS, insurance solutions through NIA and payroll and benefits services through NPS) and non-affiliate portfolio companies, we have in place extensive and robust monitoring capabilities.

We have several methods of evaluating and monitoring the performance and fair value of our investments, including the following:

•        assessment of success in adhering to each portfolio company’s business plan and compliance with covenants;

•        periodic and regular contact with portfolio company management to discuss financial position, requirements and accomplishments;

•        comparisons to our other portfolio companies in the industry, if any;

•        attendance at and participation in board meetings; and/or

•        review of monthly and quarterly financial statements and financial projections for portfolio companies.

As part of our valuation procedures, we risk rate all of our investments including loans. In general, our rating system uses a scale of 1 to 8, with 1 being the lowest probability of default and principal loss. Our internal rating is not an exact system, but is used internally to estimate the probability of: (i) default on our debt securities and (ii) loss of our debt or investment principal, in the event of a default. In general, our internal rating system may also assist our valuation team in its determination of the estimated fair value of equity securities or equity-like securities. Our internal risk rating system generally encompasses both qualitative and quantitative aspects of our portfolio companies.

Our internal loan and investment risk rating system incorporates the following eight categories:

Rating	Summary Description
1

Acceptable — Highest Quality — Loans or investments that exhibit strong financial condition and repayment capacity supported by adequate financial information. Generally, as loans these credits are well secured by marketable collateral. These credits are current and have not demonstrated a history of late-pay or delinquency. There are no or few credit administration weaknesses. This score represents a combination of a strong acceptable credit and adequate or better credit administration. Newly underwritten loans or investments may be rated in this category if they clearly possess above-average attributes in all of the above areas. In general, as investments these credits are performing within our internal expectations, and potential risks to the applicable investment are considered to be neutral or favorable compared to any potential risks at the time of the original investment.

Rating	Summary Description
2

Acceptable — Average Quality — These loans or investments are supported by financial condition and repayment strengths that offset marginal weaknesses. Generally, as loans these credits are secured but may be less than fully secured. These loans are current or less than 30 days past due and may or may not have a history of late payments. They may contain non-material credit administration weaknesses or errors in verifying that do not put the guaranty at risk or cause wrong or poor credit decisions to be made. This risk rating should also be used to assign an initial risk rating to loans or investments that are recommended for approval by underwriting. Without a performance history and/or identified credit administration deficiencies, emphasis should be placed on meeting or exceeding underwriting standards collateral protection, industry experience, and guarantor strength. It is expected that most of our underwritten loans will be of this quality.

3

Acceptable — Below Average — These loans or investments are the low-end range of acceptable. Loans would be less than fully secured and probably have a history of late pay and/or delinquency, though not severe. They contain one or more credit administration weaknesses that do not put the guaranty at risk or cause wrong or poor credit decisions to be made. This risk rating may also be used to identify new loans or investments that may not meet or exceed all underwriting standards, but are approved because of offsetting strengths in other areas. These credits, while of acceptable quality, typically do not possess the same strengths as those in the 1 or 2 categories. In general, the investment may be performing below internal expectations and quantitative or qualitative risks may have increased materially since the date of the investment.

4

Other Assets Especially Mentioned (OAEM or Special Mention) — Strong — These loans or investments are currently protected by sound worth and cash flow or other paying capacity, but exhibit a potentially higher risk situation than acceptable credits. While there is an undue or unwarranted credit risk, it is not yet to the point of justifying a substandard classification. Generally, these loans demonstrate some delinquency history and contain credit administration weaknesses. Performance may show signs of slippage, but can still be corrected. Credit does not require a specific allowance at this point but a risk of loss is present.

5

Substandard — Workout — These assets contain well defined weaknesses and are inadequately protected by the current sound worth and paying capacity of the borrower. Generally, loan collateral protects to a significant extent. There is a possibility of loss if the deficiencies are not corrected and secondary sources may have to be used to repay credit. Credit administration can range from very good to adequate indicating one or more oversights, errors, or omissions which are considered significant but not seriously misleading or causing an error in the loan decision. Performance has slipped and there are well-defined weaknesses. A specific allowance is in order or risk of loss is present.

6

Substandard — Liquidation — These assets contain well defined weaknesses and are inadequately protected by the current sound worth and paying capacity of the borrower or investee. In addition, the weaknesses are so severe that resurrection of the credit is unlikely. For loans, secondary sources will have to be used for repayment. Credits in this category would be severely stressed, nonperforming, and the business may be non-viable. There could be character and significant credit administration issues as well. A specific allowance should be established or the lack of one clearly justified.

7

Doubtful — This classification contains all of the weaknesses inherent in a substandard classification but with the added characteristic that the weaknesses make collection or repayment of principal in full, on the basis of existing facts, conditions and values, highly questionable and improbable. The probability of loss is very high, but the exact amount may not be estimable at the current point in time. Loans in this category are severely stressed, generally non-performing and/or involve a non-viable operation. Collateral may be difficult to value because of limited salability, no ready and available market, or unknown location or condition of the collateral. Credit administration weaknesses can range from few to severe and may jeopardize the credit as well as the guaranty. All such loans or investments should have a specific allowance.

8

Loss — Loans or investments classified as loss are considered uncollectible and of such little value that their continuance as bankable assets is no longer warranted. This classification does not mean that the credit has no recovery or salvage value but, rather, it is not practical to defer writing off this asset. It is also possible that the credit decision cannot be supported by the credit administration process. Documents and verification are lacking; analysis is poor or undocumented, there is no assurance that the loan is eligible or that a correct credit decision was made. Loss loans are loans where a loss total can be clearly estimated. Losses should be taken during the period in which they are identified.

We will monitor and, when appropriate, change the investment ratings assigned to each loan or investment in our portfolio. In connection with our valuation process, our management will review these investment ratings on a quarterly basis, and our Board will affirm such ratings. The investment rating of a particular investment should not, however, be deemed to be a guarantee of the investment’s future performance.

Historically, we have offered to provide significant operating and managerial assistance to our portfolio companies and have provided significant operating and managerial assistance to our controlled portfolio companies. As a BDC, we will continue to offer, and must provide upon request, managerial assistance to our portfolio companies. This assistance will typically involve, among other things, monitoring the operations and financial performance of our portfolio companies, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial assistance. We may sometimes receive fees for these services.

Valuation Procedures

We conduct the valuation of our assets, pursuant to which our net asset value shall be determined, at all times consistent with GAAP and the 1940 Act. Our valuation procedures are set forth in more detail below:

Securities for which market quotations are readily available on an exchange shall be valued at such price as of the closing price on the day of valuation. We may also obtain quotes with respect to certain of our investments from pricing services or brokers or dealers in order to value assets. When doing so, we will determine whether the quote obtained is sufficient according to GAAP to determine the fair value of the security. If determined adequate, we will use the quote obtained. We also employ independent third-party valuation firms for certain of our investments for which there is not a readily available market value.

Securities for which reliable market quotations are not readily available or for which the pricing source does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of our Board, does not represent fair value, which we expect will represent a substantial majority of the investments in our portfolio, shall be valued as follows: (i) each portfolio company or investment is initially valued by the investment professionals responsible for the portfolio investment; (ii) preliminary valuation conclusions are documented and discussed with our Senior Lending Team and Executive Committee; (iii) independent third-party valuation firms engaged by, or on behalf of, the Board will conduct independent appraisals, review management’s preliminary valuations and prepare separate preliminary valuation conclusions on a selected basis; (iv) the Board reviews the preliminary valuations of members of our Senior Lending Team and Executive Committee and/or that of the third-party valuation firm and responds to the valuation recommendation with comments, if any; and (v) the Board will discuss valuations and determine the fair value of each investment in our portfolio in good faith.

Determination of fair value involves subjective judgments and estimates not susceptible to substantiation by auditing procedures. Accordingly, under current auditing standards, the notes to our financial statements will refer to the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on our financial statements.

The determination of fair value will generally be based on the following factors, as relevant:

•        the nature and realizable value of any collateral;

•        adherence to the portfolio company’s business plan and compliance with covenants;

•        periodic and regular contact with the portfolio company’s management to discuss financial position, requirements and accomplishments;

•        comparison to portfolio companies in the same industry, if any;

•        the portfolio company’s ability to make payments;

•        the portfolio company’s earnings and discounted cash flow;

•        the markets in which the portfolio company does business; and

•        comparisons to publicly traded securities.

Securities for which market quotations are not readily available or for which a pricing source is not sufficient may include, but are not limited to, the following:

•        private placements and restricted securities that do not have an active trading market;

•        securities whose trading has been suspended or for which market quotes are no longer available;

•        debt securities that have recently gone into default and for which there is no current market;

•        securities whose prices are stale;

•        securities affected by significant events; and

•        securities that our investment professionals believe were priced incorrectly.

Competition

We compete for SBA 7(a) and other SMB loans with other financial institutions and various SMB lenders, as well as other sources of funding. Additionally, competition for investment opportunities has emerged among alternative investment vehicles, such as collateralized loan obligations, some of which are sponsored by other alternative asset investors, as these entities have begun to focus on making investments in SMBs. As a result of these new entrants, competition for our investment opportunities may intensify. Many of these entities have greater financial and managerial resources than we do but we believe that they invariably lack the ability to process loans as quickly as we can and do not have the depth of our customer service capabilities. We believe we will be able to compete with these entities primarily on the basis of our financial technology infrastructure, our experience and reputation, our deep industry knowledge and ability to provide customized business solutions, our willingness to make smaller investments than other specialty finance companies, the breadth of our contacts, our responsive and efficient investment analysis and decision-making processes, and the investment terms we offer.

We and our controlled portfolio companies compete in a large number of markets for the sale of financial and other services to SMBs. Each of our controlled portfolio companies competes not only against suppliers in its particular state or region of the country but also against suppliers operating on a national or even a multi-national scale. None of the markets in which our controlled portfolio companies compete are dominated by a small number of companies that could materially alter the terms of the competition.

Our electronic payment processing portfolio companies compete with entities including Global Payments, First National Bank of Omaha and Paymentech, L.P. Our managed technology solutions portfolio company competes with 1&1, Hosting.com, Discount ASP, Maxum ASP, GoDaddy®, Yahoo!®, BlueHost®, iPowerWeb® and Microsoft among others.

Our business finance platform competes with regional and national banks and non-bank lenders. Intuit® is bundling electronic payment processing, web hosting and payroll services similar to ours in offerings that compete in the same SMB market.

In many cases, we believe that our competitors are not as able as we are to take advantage of changes in business practices due to technological developments and, for those with a larger size, are unable to offer the personalized service that many SMB owners and operators desire.

While we compete with many different providers in our various businesses, we have been unable to identify any direct and comprehensive competitors that deliver the same broad suite of services focused on the needs of the SMB market with the same marketing strategy as we do. We believe that some of the competitive advantages of our platform include:

•        compatible products such as our e-commerce offerings that we are able to bundle to increase sales, reduce costs and reduce risks for our customers and enable us to sell two, three, or four products at the same time;

•        the patented NewTracker® referral system, which allows us and our portfolio companies to process new business utilizing a web-based, centralized processing point and provides back end scalability, and allows our alliance partners to offer a centralized access point for their SMB clients as part of their larger strategic approach to marketing, thus demonstrating their focus on providing a suite of services to the SMB market in addition to their core service;

•        the focus on developing and marketing business solutions and financial products and services aimed at the SMB market;

•        scalability, which allows us to size our business solutions capabilities very quickly to meet customer and market needs;

•        the ability to offer personalized service and competitive rates;

•        a strategy of multiple channel distribution, which gives us maximum exposure in the marketplace;

•        high quality customer service 24/7/365 across all business lines, with a focus primarily on absolute customer service and;

•        a telephonic interview process, as opposed to requiring handwritten or data-typing processes, which allows us to offer high levels of customer service and satisfaction, particularly for SMB owners who do not get this service from our competitors

Revenues by Geographic Area

During the three months ended March 31, 2019 and the years ended December 31, 2018, 2017 and 2016, all of our revenue was derived from customers in the United States.

Employees

As of March 31, 2019, we had a total of 122 employees.

Properties

We conduct our principal business activities in facilities leased from unrelated parties at market rates. Our headquarters are located in Lake Success, New York. Our operating subsidiaries have properties which are material to the conduct of their business as noted below. In addition, our Capcos maintain offices in each of the states in which they operate.

Below is a list of our leased offices and space as of March 31, 2019 which are material to the conduct of our business:

Location	Lease expiration	Purpose	Approximate square feet
1981 Marcus Avenue Lake Success, NY 11042	April 2027	Corporate headquarters and lending operations, NY Capco offices and certain controlled portfolio companies’ offices	36,000
1985 Marcus Avenue Lake Success, NY 11042	April 2027	Lending operations and certain controlled portfolio companies’ offices	7,300
4 Park Plaza Irvine, CA 92614	February 2021	NSBF lending operations	3,300
4800 T Rex Avenue Boca Raton, FL 33431	April 2026	NSBF lending operations	7,800
14 East Washington Street Orlando, FL 32801	September 2019	NSBF lending operations and certain controlled portfolio companies’ offices	1,700

We believe that our leased facilities are adequate to meet our current needs and that additional facilities are available to meet our development and expansion needs in existing and projected target markets.

Legal Proceedings

In the ordinary course of business, the Company and its wholly owned portfolio companies may from time to time be party to lawsuits and claims. The Company evaluates such matters on a case by case basis and its policy is to contest vigorously any claims it believes are without compelling merit. The Company is not currently involved in any litigation matters that are expected to have a material impact on the Company’s financial condition. For legal proceedings involving controlled portfolio companies, refer to “Risk Factors — Legal Proceedings — Portfolio Companies.”

PORTFOLIO COMPANIES

The following tables set forth certain information as of March 31, 2019 regarding each portfolio company in which we had a debt or equity investment. The general terms of our expected debt and equity investments are described in “Business — Investments.” Other than these investments, our only formal relationships with our portfolio companies will be the managerial assistance we may provide upon request and the board observer or participation rights we may receive in connection with our investment.

Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Principal	Cost	Fair Value	% of Net Assets
Performing SBA Unguaranteed Investments
Ren Investment Group Inc dba True Positon Manufacturing 40 Sandra Drive South Windsor CT 06074	Machinery Manufacturing	Term Loan	Prime plus 2.75%	3/29/2029	$868.0	$868.0	$789.7	0.27%
Pirate Cove Marina Inc, DRK Irrevocable Trust, BEK Irrevocable Trust, 109 Point Rd Portsmouth RI 02871	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	3/29/2044	993.8	993.8	1,097.4	0.38%
Knoxville Room Service 10670 Parkside Drive Knoxville TN 37922	Food and Beverage Stores	Term Loan	Prime plus 2.75%	3/29/2029	6.8	6.8	6.2	0.00%
Complete Care IT LLC 4801 South University Drive Suite 125 Davie FL 33328	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	3/29/2029	52.5	52.5	47.1	0.02%
Peak Performance Associates LLC dba Nova Hypnosis and Wellnes 1485 Chain Bridge Rd, Suite 304 & 305 McLean VA 22101	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	3/29/2029	60.0	60.0	53.8	0.02%
Outtasight Careers, LLC dba Gecko Hospitality 109 W Fern Street Tampa FL 33604	Administrative and Support Services	Term Loan	Prime plus 2.75%	3/29/2029	52.0	52.0	46.6	0.02%
Turtle Shirts, LLC 10241 Metro Pkwy# 108 Ft Myers FL 33966	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	3/29/2029	53.8	53.8	49.0	0.02%
La Favorita Radio Network 4043 Geer Rd Hughson CA 95326	Broadcasting (except Internet)	Term Loan	Prime plus 2.75%	3/29/2029	375.0	375.0	346.3	0.12%
EJ & James Transport LLC 3100 Drewsky Lane Fort Mills SC 29715	Truck Transportation	Term Loan	Prime plus 2.75%	3/29/2029	9.5	9.5	9.0	0.00%
J Brothers Enterprises, LLC 1101 NW 12TH Ave Ava MO 65608	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	3/29/2044	645.0	645.0	661.2	0.23%
Hamsons Inc. 4900 Hopyard Road Pleasanton CA 94588	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	3/29/2029	187.5	187.5	168.1	0.06%
Pizzaplex L3C 4458 West Vernor Hwy Detroit MI 48209	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/29/2029	44.8	44.8	40.9	0.01%
Bhatti LLC dba Auntie Ann’s & Bhatti LLC 1 7219 Silver Mist Avenue North Chesterfield VA 23237	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/29/2029	165.0	165.0	148.0	0.05%

Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Principal	Cost	Fair Value	% of Net Assets
Key HR Associates, Inc dba Parents Choice for Kids 3150 West Park Drive Burnsville MN 55306	Social Assistance	Term Loan	Prime plus 2.75%	3/29/2044	$453.8	$453.8	$470.1	0.16%
Royalty Freight Inc. 3728 W McKinley Avenue Fresno CA 93772	Truck Transportation	Term Loan	Prime plus 2.75%	3/29/2029	428.1	428.1	406.7	0.14%
Reliable Power Group Inc. dba Batteries + bulbs Pensacola 6895 N. 9th Avenue Suite B Pensacola FL 32504	Repair and Maintenance	Term Loan	Prime plus 2.75%	3/29/2029	100.0	100.0	89.9	0.03%
Felipe Antonio Del Valle M.D. P.A. 7190 SW 87th Ave Suite 203 Miami FL 33173	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	3/29/2029	15.0	15.0	13.5	0.00%
Bayco Enterprises, Inc 128 Cowesett Avenue West Warwick RI 02893	Gasoline Stations	Term Loan	Prime plus 2.75%	3/29/2044	198.8	198.8	221.0	0.08%
NuBe Business Group LLC 2140 44th St SE Grand Rapids MI 49508	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	3/29/2044	41.0	41.0	45.6	0.02%
Raven’s Place LLC 13031 S Western Ave Blue Island IL 60406	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/29/2044	687.5	687.5	716.6	0.25%
Iredell Oral & Facial Surgery, P.C. dba Johnson Oral Surgery 229 Medical Park Road, Suite 310 Mooresville NC 28117	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	3/29/2044	825.0	825.0	848.6	0.29%
StillBasi Holdings, Inc. dba Buxton Auto Transport 9371 Jackson Rd Sacramento CA 95826	Truck Transportation	Term Loan	Prime plus 2.75%	3/29/2029	300.0	300.0	279.8	0.10%
Stillwater Ventures, LLC 8272 W. Sunset Blvd Los Angeles CA 90048	Nonstore Retailers	Term Loan	Prime plus 2.75%	3/29/2029	416.1	416.1	400.3	0.14%
Bright Freight Solution, LLC 1112 N Main St Manteca CA 95336	Truck Transportation	Term Loan	Prime plus 2.75%	3/29/2029	1,250.0	1,250.0	1,167.4	0.40%
Cleland Pharmacy LLC 202 S First Street Wakeeney KS 67672	Health and Personal Care Stores	Term Loan	Prime plus 2.75%	3/28/2029	22.5	22.5	23.6	0.01%
J.C. Pallet Company, Inc. 18427 New Kent Hwy Barhamsville VA 23011	Wood Product Manufacturing	Term Loan	Prime plus 2.75%	3/28/2029	450.0	450.0	437.7	0.15%
RG Productions LLC 2414 W Battlefield Suite H Springfield MO 65807	Rental and Leasing Services	Term Loan	Prime plus 2.75%	3/28/2029	155.5	155.5	147.3	0.05%
Children First Home Health Care, Inc. dba Health Calls 1220 Broadcasting Rd, Suite 202 Wyomissing PA 19610	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	3/28/2029	137.5	137.5	124.5	0.04%
GS Bath Inc 5335 E. Kaviland Ave Fresno CA 93725	Truck Transportation	Term Loan	Prime plus 2.75%	3/28/2029	312.5	312.5	295.3	0.10%
Planet X Tobacco & Gift, LLC 900 West Northern Lights Boulevard Anchorage AK 99503	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	3/28/2044	285.8	285.8	308.7	0.11%

Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Principal	Cost	Fair Value	% of Net Assets
Custom Vinyl Products LLC 260 Enterprise Drive Newport News VA 23603	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	3/28/2044	$1,012.5	$1,012.5	$1,068.9	0.37%
Four Seasons Laser Center Inc. 4720 NW 2nd Ave Unit D104 and Unit D-105 Boca Raton FL 33498	Personal and Laundry Services	Term Loan	Prime plus 2.75%	3/28/2029	15.0	15.0	14.7	0.01%
Cocomo Joe’s LLC 3949 New Road Youngstown OH 44515	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/28/2029	3.5	3.5	3.3	0.00%
Skaggs RV Outlet ,LLC 301 Commerce Drive Elizabethtown KY 42701	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	3/28/2029	250.0	250.0	261.9	0.09%
PA Sobol Partners LLC dba Sobal 206 Rohrerstown Rd Lancaster PA 17603	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	8/28/2029	21.3	21.3	20.3	0.01%
DC AG, LLC dba Big B Sales 674 HWY 8 Sicily Island LA 71368	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	3/27/2044	587.8	587.8	611.2	0.21%
Cinco Fit LLC dba Cinco Fit 23010 Highland Knolls Blvd, Ste G Katy TX 77494	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	3/27/2029	165.0	165.0	149.3	0.05%
Ocean Trans LLC and Dehal Trucking LLC 1415 W Anderson Street Stockton CA 95206	Truck Transportation	Term Loan	Prime plus 2.75%	3/27/2029	50.0	50.0	52.4	0.02%
Danielle Vance LPC, LLC dba Danielle Vance MA, LPC 2543 Eliot Street Denver CO 80211	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	3/27/2029	5.7	5.7	5.1	0.00%
Heritage Hills Athletics 1, LLC and Heritage Hills Athletics 1, LLC 2880 Carol Rd East York PA 17402	Personal and Laundry Services	Term Loan	Prime plus 2.75%	3/26/2044	1,250.0	1,250.0	1,317.6	0.45%
District 5 Boutique LLC 317 N Farview Ave Paramus NJ 07652	Nonstore Retailers	Term Loan	Prime plus 2.75%	3/26/2029	125.0	125.0	112.1	0.04%
Skyways, LTD 350 15th Street Huron SD 57350	Support Activities for Transportation	Term Loan	Prime plus 2.75%	3/22/2029	825.3	825.3	745.2	0.26%
Virginia Industrial Plastics, Inc. 2454 N East Side Highway, Elkton VA 22827	Plastics and Rubber Products Manufacturing	Term Loan	Prime plus 2.75%	3/22/2044	296.5	296.5	329.7	0.11%
Gary Krause dba Gary Krause Landscaping & Design 489 Hamilton Road Jacksonville OR 97530	Administrative and Support Services	Term Loan	Prime plus 2.75%	3/22/2029	6.0	6.0	5.7	0.00%
Virginia Industrial Plastics, Inc. 2454 North East Side Highway Elkton VA 22827	Plastics and Rubber Products Manufacturing	Term Loan	Prime plus 2.75%	3/22/2029	270.8	270.8	283.6	0.10%
J & C May Properties, LLC 315 Sylamore Avenue Mountain View AR 72560	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	3/22/2044	1,133.8	1,133.8	1,130.5	0.39%
The Karate Dojo LLC 21 S Hope Chapel Rd Jackson NJ 08527	Educational Services	Term Loan	Prime plus 2.75%	3/21/2029	4.5	4.5	4.0	0.00%

Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Principal	Cost	Fair Value	% of Net Assets
Dependable Lawn Care, Inc. 2320 138TH ST Blue Island IL 60406	Personal and Laundry Services	Term Loan	Prime plus 2.75%	3/21/2029	$523.0	$523.0	$490.7	0.17%
Dependable Lawn Care, Inc. 2320 138th Street Blue Island IL 60406	Personal and Laundry Services	Term Loan	Prime plus 2.75%	3/21/2044	190.5	190.5	208.7	0.07%
American Trails Transport, LLC 8704 Grand Avenue Billings MT 59106	Truck Transportation	Term Loan	Prime plus 2.75%	3/21/2029	55.0	55.0	51.7	0.02%
Pitman Holding LLC 1116 E Main St Richmond VA 23219	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/21/2029	7.5	7.5	7.0	0.00%
Michigan Neurosurgical Institute P.C. 9400 South Saginaw Street, Unit 1 Grand Blanc MI 48439	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	3/20/2029	181.3	181.3	163.1	0.06%
Mega Trucking LLC and Olyimpian Industries LLC 5979 NW 151st St Miami Lakes FL 33014	Truck Transportation	Term Loan	Prime plus 2.75%	3/20/2029	400.0	400.0	383.3	0.13%
Sound Manufacturing Inc 1 Williams Lane Old Saybrook CT 06475	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	3/20/2029	50.0	50.0	44.8	0.02%
Michigan Neurosurgical Institute, P.C.,,Optical Spine,LLC, MNI Great L 9400 South Saginaw Street, Unit 1 Grand Blanc MI 48439	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	3/20/2044	355.0	355.0	367.4	0.13%
Game Station, Inc. 29171st Avenue SE Cedar Rapids IA 52402	Rental and Leasing Services	Term Loan	Prime plus 2.75%	3/19/2029	262.5	262.5	246.5	0.08%
Frontline Selling LLC 6505 Shiloh Road,Units 300,310 and 320 Alpharetta GA 30005	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	3/19/2029	312.5	312.5	325.0	0.11%
Marvellous Print & Ship LLC 605 W Main St Oxford KS 67119	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	3/19/2029	3.4	3.4	3.0	0.00%
Vanchoc Transport Inc 137 3rd St Brooklyn NY 11231	Rental and Leasing Services	Term Loan	Prime plus 2.75%	3/15/2029	87.5	87.5	78.5	0.03%
Stepping Stones Children’s Academy LLC 1655 E Warm Springs Road Las Vegas NV 89119	Social Assistance	Term Loan	Prime plus 2.75%	3/15/2044	375.0	375.0	398.6	0.14%
B & W Towing LLC 701 Addison Road Painted Post NY 14870	Repair and Maintenance	Term Loan	Prime plus 2.75%	3/15/2029	57.5	57.5	59.4	0.02%
Panetcarne Inc. dba Jersey Mike’s Subs Greenfield 23077 Greenfield Road Southfield MI 48075	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/15/2029	14.2	14.2	14.0	0.00%
Screening Services Group, LLC 8670 Wilshire Blvd Beverly Hills CA 90211	Motion Picture and Sound Recording Industries	Term Loan	Prime plus 2.75%	3/14/2029	281.3	281.3	257.9	0.09%
Space Express, LLC 2775 Burris Road Davie FL 33314	Truck Transportation	Term Loan	Prime plus 2.75%	3/12/2029	150.0	150.0	137.2	0.05%

Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Principal	Cost	Fair Value	% of Net Assets
Mill Creek Early Childhood Program LLC 510 South Batavia Avenue Batavia IL 60510	Social Assistance	Term Loan	Prime plus 2.75%	6/11/2029	$10.8	$10.8	$9.7	0.00%
Precise Air Systems, Inc 5467 W San Fernando Road Los Angeles CA 90039	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	3/8/2029	264.5	264.5	239.7	0.08%
Alpine Remediation, Inc, T & M Holdings, LLC 14252 W 44th Ave Unit F Golden CO 80403	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	3/8/2029	87.5	87.5	83.3	0.03%
El Basha Inc dba RPM West San Fernando Valley 21000 Devonshire Suite 200 Chatsworth CA 91311	Real Estate	Term Loan	Prime plus 2.75%	3/8/2029	62.5	62.5	56.0	0.02%
Wildflour Bakery & Cafe LLC 5137 Clareton Dr Agoura Hills CA 91301	Food Manufacturing	Term Loan	Prime plus 2.75%	3/8/2029	87.5	87.5	78.5	0.03%
SG Welch Inc dba Sparks Auto Service 19138 Molalla Avenue Oregon City OR 97045	Repair and Maintenance	Term Loan	Prime plus 2.75%	3/8/2029	62.5	62.5	57.0	0.02%
D & S Village Hardware LLC dba Cedar Mountain Country Store & Samantha 76 Ranch Road a/k/a 3695 Movie Ranch Road Duck Creek UT 84762	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	3/8/2044	201.8	201.8	217.9	0.07%
Kalloren Provel LLC 6919 Oak Ridge Commerce Way Austell GA 30168	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	3/8/2044	287.0	287.0	304.7	0.10%
Seeds of Knowledge Creative Learning Center LLC 15101 West McNichols Road Detroit MI 48235	Social Assistance	Term Loan	Prime plus 2.75%	3/7/2044	22.5	22.5	24.3	0.01%
Doble Rentals, L.L.C, Doble Rentals 2, LLC, Doble Rentals 3, LLC 487 Elizabeth Lake Rd Waterford MI 48328	Rental and Leasing Services	Term Loan	Prime plus 2.75%	3/4/2029	157.5	157.5	141.2	0.05%
Midwest Expediated Carrier Corporation 2200 N Stonington Avenue #120 Hoffman Estates IL 60169	Support Activities for Transportation	Term Loan	Prime plus 2.75%	3/1/2029	15.0	15.0	13.5	0.00%
Monkey Bones LLC 3361 Dayton Xenia Road Beavercreek OH 45432	Personal and Laundry Services	Term Loan	Prime plus 2.75%	2/28/2044	19.5	19.5	21.7	0.01%
NY Scoops LLC dba Cool Suppliers and Breakneck Road LLC 20 Silver Fox Lane Sussex NJ 07461	Food Manufacturing	Term Loan	Prime plus 2.75%	2/28/2029	50.0	50.0	48.8	0.02%
Wooter Apparel, Inc 727 Page Ave. Staten Island NY 10307	Nonstore Retailers	Term Loan	Prime plus 2.75%	2/28/2029	50.0	50.0	45.5	0.02%
Shah Medical Center SC & Heeena Shyamani 484 Summit St Elgin IL 60120	Hospitals	Term Loan	Prime plus 2.75%	2/28/2044	253.8	253.8	253.5	0.09%

Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Principal	Cost	Fair Value	% of Net Assets
Legacy Roof Contractors LLC 32091 Broken Branch Circle Spanish Fort AL 36527	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	2/28/2044	$300.0	$300.0	$310.3	0.11%
KSW Agency Inc. 38 Wellington Rd East Brunswick NJ 08816	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	2/28/2029	15.0	15.0	15.7	0.01%
Woodard Electric Services, Inc. 1600 Carter Cove Road Hayesville NC 28904	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	2/28/2029	21.6	21.6	19.6	0.01%
Matrix Z LLC 800 SW 21st Terrace Ft Lauderdale FL 33312	Nonmetallic Mineral Product Manufacturing	Term Loan	Prime plus 6.5%	2/27/2029	12.5	12.5	12.9	0.00%
Merdad Dentistry PLLC dba Easy Dental Care 7522 Old Linton Hall Road Gainesville VA 20155	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	2/26/2029	15.8	15.8	14.1	0.00%
Harbor Management Company Inc dba Jamba Juice 5501 Josh Birmingham Pkwy Concourse A Charlotte NC 28208	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/22/2029	150.0	150.0	135.8	0.05%
EasyBooks, Inc. 949 Turquoise Street San Diego CA 92109	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	2/22/2029	6.0	6.0	5.4	0.00%
Gomez Advanced Wellness Center, Inc. 1521 Lyon Court a/k/a 2418 Central Ave Charlotte NC 28205	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	2/21/2044	150.0	150.0	158.6	0.05%
Mia Restoration Inc dba PuroClean and Puroclean of Morristown NJ 3633 B Hill Road Parsippany NJ 07054	Waste Management and Remediation Services	Term Loan	Prime plus 2.75%	2/21/2029	41.3	41.3	37.9	0.01%
Citiline Cafe At Jacobs Plaza, LLC dba Citiline Cafe 12140 Wickchester Ln STE 130 Houston TX 77079	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/20/2029	50.0	50.0	45.2	0.02%
Rob Barletta’s Hockey School, Inc 2130 Providence Highway Walpole MA 02081	Performing Arts, Spectator Sports, and Related Industries	Term Loan	Prime plus 2.75%	2/19/2029	108.8	108.8	114.0	0.04%
Bowl 360 Inc. 98-18 Rockaway Blvd Far Rockaway NY 11417	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	2/19/2029	139.4	139.4	125.5	0.04%
Bowl 360 Inc. 98-18 Rockaway Blvd Ozone Park NY 11417	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	2/19/2029	162.5	162.5	154.7	0.05%
Outler Transportation Services,LLC 3775 Carriage Downs CT SW Snellville GA 30039	Transit and Ground Passenger Transportation	Term Loan	Prime plus 2.75%	2/19/2029	45.0	45.0	41.0	0.01%
SB Investments, LLC 7532 Townsville Avenue Las Vegas NV 89113	Nonstore Retailers	Term Loan	Prime plus 2.75%	2/15/2029	62.9	62.9	60.6	0.02%
Integris Roofing, Inc 1174 Yellostone Drive Lake Arrowhead CA 92532	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	2/15/2029	22.5	22.5	20.2	0.01%
M & M Burgers Inc dba Checkers 530 Willis Ave Bronx NY 10455	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	7/15/2029	74.0	74.0	68.1	0.02%

Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Principal	Cost	Fair Value	% of Net Assets
KHSE Parks, Inc. 600 West Charles Street Matthews NC 28105	Administrative and Support Services	Term Loan	Prime plus 2.75%	2/14/2029	$82.5	$82.5	$74.5	0.03%
Par-Man, Inc. dba Rockstar Tattoo 450 Fremont St #109 and 113 Las Vegas NV 89101	Health and Personal Care Stores	Term Loan	Prime plus 2.75%	2/14/2029	62.5	62.5	56.5	0.02%
Gateway Veterinary Services, P.C. dba Liberty Animal Clinic 9212 Liberty Ave Ozone Park NY 11417	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	2/14/2044	137.5	137.5	152.9	0.05%
Tony Herring & Associates, Inc 211 West Camellia Drive Slidell LA 70458	Furniture and Home Furnishings Stores	Term Loan	Prime plus 2.75%	2/14/2029	15.0	15.0	15.7	0.01%
Precedence Enterprises LLC dba Spartan Junk Removal 8101 Sandy Spring Road Suite 250N Laurel MD 20707	Waste Management and Remediation Services	Term Loan	Prime plus 2.75%	2/8/2029	16.5	16.5	15.5	0.01%
Shepherd Fitness, LLC dba Workout Anytime Ooltewah 9408 Apison Pike, Suite 11 Ooltewah TN 37363	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	5/8/2029	138.6	138.6	131.3	0.04%
EJGR Corp dba Brite Energy Solutions 87 Main Street Upper Level Hastings-on-Hudson NY 10706	Utilities	Term Loan	Prime plus 2.75%	2/8/2029	62.5	62.5	56.2	0.02%
Pamletics LLC dba F45 22015 IH 10 West San Antonio TX 78249	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	2/8/2029	3.8	3.8	3.6	0.00%
Better Dayz PT, Inc. dba Physical Therapy Now 2804 NE 8th Street Ste 203-206 Homestead FL 33033	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	3/7/2029	11.1	11.1	10.1	0.00%
Creative Counseling Nashville PLLC 4119 Gallatin Pike Nashville TN 37216	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	2/7/2029	2.3	2.3	2.0	0.00%
D & G Elite Construction, Inc. 217 Goldenrod Ave Franklin Square NY 11010	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	2/6/2029	162.5	162.5	170.2	0.06%
RIHAHN INC dba RDBL, INC. 1397 McGuire Road Lamar AR 72846	Forestry and Logging	Term Loan	Prime plus 2.75%	2/5/2029	6.9	6.9	7.1	0.00%
Hernando Beach Motel Inc., The Purple Cow House of Pancake Inc 4291 Shoal Line Boulevard Hernando Beach FL 34607	Accommodation	Term Loan	Prime plus 2.75%	2/1/2029	15.0	15.0	15.7	0.01%
Jesus and Son’s Landscape Contractors, LLC 4371 Durham Court Denver CO 80239	Administrative and Support Services	Term Loan	Prime plus 2.75%	2/1/2029	57.5	57.5	52.8	0.02%
Employer Resource Services LLC dba Data Pool 500 Research Rd Richmond VA 23236	Administrative and Support Services	Term Loan	Prime plus 2.75%	1/31/2029	37.5	37.5	33.7	0.01%
MYC Motors Inc 3808 Vegas Drive Las Vegas NV 89108	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	1/30/2044	74.9	74.9	83.3	0.03%

Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Principal	Cost	Fair Value	% of Net Assets
FNF LLC dba WineStyles 11109 Old Seward Highway Anchorage AK 99515	Food and Beverage Stores	Term Loan	Prime plus 2.75%	1/22/2029	$246.1	$246.1	$220.8	0.08%
IGWT Coffee, LLC dba PJ’s Coffee of New Orleans 414 Union St Nashville TN 37219	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	1/18/2029	82.0	82.0	74.5	0.03%
MMC Investors, LLC dba Clean Juice 2879 W 95th Street Suite 195 Naperville IL 60564	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	4/18/2029	87.5	87.5	79.8	0.03%
Hilco Athletics & Graphics Inc 55 Green Hill Street West Warwick RI 02816	Apparel Manufacturing	Term Loan	Prime plus 2.75%	1/16/2044	68.7	68.7	76.4	0.03%
Fluid Connections LLC dba BurgerIM 174 El Cerrito Plaza El Cerrito CA 94530	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	1/11/2029	62.2	62.2	58.6	0.02%
CMLCLEARWATERBEACH.LLC dba Cousins Maine Lobster 309 Coronado Drive Clearwater Beach FL 33767	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	4/11/2029	39.2	39.2	35.9	0.01%
HSR Tacos LLC dba California Tortilla 11694 Sudley Manor Drive Manassas VA 20109	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	1/11/2029	54.2	54.2	48.6	0.02%
Rashed and Shabila LLC 14865 Highway 92 Woodstock GA 30188	Gasoline Stations	Term Loan	Prime plus 2.75%	1/4/2029	22.4	22.4	21.2	0.01%
HDD Solutions, LLC 6550 Progress Parkway Cedar Hill MO 63016	Heavy and Civil Engineering Construction	Term Loan	Prime plus 2.75%	12/31/2028	553.8	553.8	529.6	0.18%
Romain Tower Inc. David Romaine, Sugar Land Crane and Rigging, LLC 215 S Persimmon St, Tomball TX 77375	Heavy and Civil Engineering Construction	Term Loan	Prime plus 2.75%	12/31/2028	240.1	240.1	216.0	0.07%
The Chop House Inc. 191 Old Tower Hill Rd. South Kingstown RI 02879	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/31/2043	556.8	556.8	580.6	0.20%
Capitol Fitness Inc. dba Anytime Fitness Shelby 49045 Van Dyke Ave Shelby Charter Township MI 48317	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	12/28/2028	18.0	18.0	16.7	0.01%
Galt Insurance Group of Bonita Springs, LLC & Bonita Safety Institut 10911 Bonita Beach Rd SE Unit 104 A & 104B Bonita Springs FL 34135	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	12/28/2043	18.7	18.7	20.8	0.01%
Superior Concepts Acquisition Corp 1710 Tiles Court Grand Haven MI 49417	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	12/28/2043	508.7	508.7	518.5	0.18%
Nix and Nix Funeral Home North Inc, 1621 W. Dauphin Street Philadelphia PA 08065	Personal and Laundry Services	Term Loan	Prime plus 2.75%	12/28/2043	570.9	570.9	619.5	0.21%
Superior Concepts Acquisition Corp 1710 Tiles Ct Grand Haven MI 49417	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	12/28/2028	118.6	118.6	110.7	0.04%

Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Principal	Cost	Fair Value	% of Net Assets
American Rewinding of NC Inc dba MTS 1825 N Rocky River Rd Monroe NC 28110	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	12/28/2028	$421.4	$421.4	$394.3	0.14%
Omega Funeral and Cremation Services,LLC 9503 Kenwood Road Cincinnati OH 45242	Personal and Laundry Services	Term Loan	Prime plus 2.75%	12/28/2043	342.3	342.3	358.4	0.12%
Insight Vision Care, PC, CRMOD Lubbock, P.C.,Vielm Vision Eyecare Inc 4899 Griggs Road Houston TX 77021	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/27/2043	1,137.8	1,137.8	1,182.6	0.40%
East Breeze LLC dba Historic Springdale Pub and Eatery 32302 East Historic Columbia River Hwy Corbett OR 97019	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/27/2043	128.0	128.0	137.3	0.05%
Children First Home Health Care Inc 1220 Broadcasting Rd Ste 202 Wyomissing PA 19610	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/27/2028	296.8	296.8	285.3	0.10%
Medworxs Inc. 6857 Timbers Drive Evergreen CO 80439	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	12/27/2028	10.4	10.4	9.3	0.00%
Fave Realty Inc. 74 Larkfield Road East Northport NY 11731	Real Estate	Term Loan	Prime plus 2.75%	12/27/2043	123.3	123.3	137.0	0.05%
Green Valley Landscape Management Inc. dba Apopka Mower and Equipment 2975 W Orange Blossom Trail Apopka FL 32712	Administrative and Support Services	Term Loan	Prime plus 2.75%	12/27/2043	463.5	463.5	480.6	0.16%
Simkar LLC, Neo Lights Holding Inc, Kalco Lighting, LLC 700 Ramona Ave Philadelphia PA 19120	Electrical Equipment, Appliance, and Component Manufacturing	Term Loan	Prime plus 2.75%	12/26/2043	499.6	499.6	555.2	0.19%
Reservations Unlimited LLC 312 W Main Street Red River NM 87558	Real Estate	Term Loan	Prime plus 2.75%	12/26/2043	142.0	142.0	152.6	0.05%
BD Branson Victorian LLC dba Branson Victorian Inn 450 South Highway 165 Branson MO 65616	Accommodation	Term Loan	Prime plus 2.75%	12/24/2043	496.2	496.2	539.3	0.18%
Timios Enterprises Corp dba Palm Court 1912 N Arlington Heights Rd. Arlington Heights IL 60004	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/24/2043	706.4	706.4	748.7	0.26%
RM Hawkins LLC 5141 Topaz Drive Colorado Springs CO 80918	Nonstore Retailers	Term Loan	Prime plus 2.75%	12/24/2028	296.8	296.8	279.9	0.10%
Royalty Freight Inc 3728 W McKinley Avenue Fresno CA 93722	Truck Transportation	Term Loan	Prime plus 2.75%	12/21/2028	96.5	96.5	86.4	0.03%
Tri-State Financial Group Inc 55 West Ames Court Plainview NY 11803	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	12/21/2028	37.4	37.4	33.5	0.01%
Siman Trio Trading 2100 Ponce De Leon Blvd, Suite 1290 Coral Gables FL 33134	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	12/21/2028	148.4	148.4	133.7	0.05%

Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Principal	Cost	Fair Value	% of Net Assets
LP Industries, Inc and Playground Packages, LLC 2040 Norwood Lenoir NC 28645	Miscellaneous Manufacturing	Term Loan	Prime plus 2.75%	12/21/2028	$92.9	$92.9	$83.4	0.03%
The Law Office of Jared E. Shapiro, P.A 7777 Glades Rd, Suite 100 Boca Raton FL 33434	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	12/21/2028	11.1	11.1	10.0	0.00%
Kyle M Walker DDS, PC 1402 W Park Ave Orange TX 77630	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/21/2028	111.4	111.4	100.8	0.03%
Fifth Wheel Truck Stop 001, Inc. 3767 South Golden State Blvd Fresno CA 93725	Gasoline Stations	Term Loan	Prime plus 2.75%	12/21/2028	103.9	103.9	93.0	0.03%
Burgess and Dudley, Incorporated 24462 NW 9th Place Newberry FL 32669	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	12/21/2028	235.0	235.0	218.6	0.07%
Diamond Estates LLC 110 Court St Suite 1 Cromwell CT 06416	Construction of Buildings	Term Loan	Prime plus 2.75%	12/21/2028	74.3	74.3	66.5	0.02%
Precision Bytes LLC dba Tower Connect 607 West Magnolia Avenue Fort Worth TX 76104	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	12/21/2028	128.4	128.4	115.7	0.04%
Accel Compression Inc.,Accel Workover Services Inc dba Mica Tool & Tur 4500 S Country Rd Odessa TX 79768	Rental and Leasing Services	Term Loan	Prime plus 2.75%	6/21/2044	124.9	124.9	139.0	0.05%
Cammarata Associates LLC 5 Greentree Center Marlton NJ 08053	Credit Intermediation and Related Activities	Term Loan	Prime plus 2.75%	12/21/2028	74.2	74.2	66.4	0.02%
C&D Trucking & Equipment Service, Inc. 4015 Jennings Rd Cleveland OH 44109	Repair and Maintenance	Term Loan	Prime plus 2.75%	12/21/2043	117.3	117.3	130.4	0.04%
Baseline Health, LLC & Baseline Health Management, LLC 1101 Stewart Ave Ste 104 Garden City NY 11530	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/21/2028	117.5	117.5	107.1	0.04%
ETS Tree Service Inc and Eastern Tree Service, Inc 4813 Pinson Valley Parkway Birmingham AL 35215	Administrative and Support Services	Term Loan	Prime plus 2.75%	12/21/2028	227.6	227.6	215.2	0.07%
Sesolinc GRP, Inc. 806 Randy Lowery Road Statesboro GA 30461	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	12/21/2028	371.0	371.0	353.3	0.12%
D.A.F.S Transport, LLC 207 S. Teresa Street Monahans TX 79756	Truck Transportation	Term Loan	Prime plus 2.75%	12/21/2028	653.0	653.0	650.7	0.22%
Graff Excavating, Inc 803 E State Street Toledo IA 52342	Heavy and Civil Engineering Construction	Term Loan	Prime plus 2.75%	12/20/2028	193.4	193.4	175.5	0.06%
Alaska Motor Home Inc 6633 Brayton Drive Anchorage AK 99507	Rental and Leasing Services	Term Loan	Prime plus 2.75%	12/20/2028	296.8	296.8	283.0	0.10%
Yellow Fin Marine Services LLC, K Marine XI, LLC K Marine VIII, LLC 2043 Coteau Road Houma LA 70364	Rental and Leasing Services	Term Loan	Prime plus 2.75%	12/20/2028	638.6	638.6	630.1	0.22%

Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Principal	Cost	Fair Value	% of Net Assets
Wardsboro Country Store 23 Main Street Wardsboro VT 05355	Food and Beverage Stores	Term Loan	Prime plus 2.75%	12/20/2043	$155.0	$155.0	$166.5	0.06%
Flashii App, Inc. 75 E Santa Clara St San Jose CA 95113	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	12/20/2028	61.8	61.8	63.5	0.02%
Roots N Shoots, LLC & Yardplus LLC 86 Boston Road Chelmsford MA 01824	Administrative and Support Services	Term Loan	Prime plus 2.75%	12/20/2028	67.3	67.3	61.2	0.02%
Cedric Construction Inc. 2022 Hillside Avenue New Hyde Park NY 11040	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	12/20/2028	98.9	98.9	103.5	0.04%
Hotel Compete, LLC 223 W Jackson Blvd Chicago IL 60606	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	12/20/2028	61.8	61.8	55.4	0.02%
Darian L Hampton DDS PA and Darian L. Hampton 3610 N Josey Lane Suite 104 Carrollton TX 75007	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/20/2028	297.2	297.2	268.0	0.09%
CK Green Partners, LLC dba Reis and Irvy”s Columbus 5010 Augusta Drive Westerville OH 43082	Nonstore Retailers	Term Loan	Prime plus 2.75%	3/20/2029	187.5	187.5	180.0	0.06%
Healthy and Fresco LLC 21539 Village Lakes Shopping Center Drive Land of Lakes FL 34639	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/20/2029	34.5	34.5	32.1	0.01%
Marlin Lighting LLC 7207 B Lockport Pl Lorton VA 22079	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	12/19/2028	100.7	100.7	90.1	0.03%
Accent Comfort Services, LLC 5035 W. W.T. Harris Boulevard Suite C Mecklenburg NC 28269	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	12/19/2028	68.2	68.2	61.5	0.02%
Sheldon T Banks and Sheldon T Banks LLC dba Serenity Funeral chapel ll G-2340 West Carpenter Road Flint MI 48505	Personal and Laundry Services	Term Loan	Prime plus 2.75%	9/19/2044	61.0	61.0	67.8	0.02%
The Cromer Company 9800 NW 78th Avenue Hialeah Gardens FL 33016	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	12/19/2028	494.7	494.7	444.4	0.15%
Goodson’s Garden, LLC dba Always Goldies Florist 1812 Pulaski Highway, Suite A Edgewood MD 21040	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	12/19/2028	11.6	11.6	10.6	0.00%
JejoJesi Corp dba Dukunoo Jamaican Kitchen, Dunkunoo 316 NW 24th Street Miami FL 33180	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/19/2029	42.1	42.1	41.6	0.01%
Peanut Butter & Co., Inc. 119 West 57th Street, Suite 300 New York NY 10019	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	12/14/2028	247.4	247.4	221.5	0.08%
Ventures TBD LLC dba The Bottle Tree 102 Davis Street Belmont NC 28012	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/14/2043	98.6	98.6	102.6	0.04%

Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Principal	Cost	Fair Value	% of Net Assets
Mediterranean Tastes Inc dba Mediterranean Tastes Since 1974 196-15 Northern Blvd Flushing NY 11318	Food and Beverage Stores	Term Loan	Prime plus 2.75%	12/14/2028	$15.6	$15.6	$14.0	0.00%
Redskin Cafe Inc. dba Goodfellas Wine & Spirits, Redskin Cafe Inc, dba 12353 Highway 72 Loudon TN 37774	Food and Beverage Stores	Term Loan	Prime plus 2.75%	12/14/2043	245.8	245.8	270.0	0.09%
YBL Restaurant Group LLC dba Tropisueno 75 Yerba Buena Lane San Francisco CA 94103	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/14/2029	377.0	377.0	340.5	0.12%
Cordoba Foods LLC, Multi Logistics Network Inc, Karina Mena 4477 E 11th Avenue Hialeah FL 33013	Food Manufacturing	Term Loan	Prime plus 2.75%	12/14/2028	314.2	314.2	292.8	0.10%
Alpha Omega Trucking LLC 14432-14452 Stateline Road Brookings OR 97415	Truck Transportation	Term Loan	Prime plus 2.75%	12/14/2028	69.4	69.4	72.6	0.02%
Healthy Human, LLC 1007 Johnnie Dodds Blvd., Suite 123 Mount Pleasant SC 29464	Nonstore Retailers	Term Loan	Prime plus 2.75%	12/14/2028	123.7	123.7	110.7	0.04%
Alpha Landscape Contractors, Inc 2823 Fllintstone Road Millers MD 21102	Administrative and Support Services	Term Loan	Prime plus 2.75%	1/14/2029	330.4	330.4	309.5	0.11%
L&M Services, LLC 560 Main Street Milford UT 84751	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	12/14/2043	199.7	199.7	211.1	0.07%
Aero Consulting and Engineering Inc 7941 NW 3rd Street Plantation FL 33324	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	12/14/2028	14.8	14.8	13.3	0.00%
Fitness Orlando LLC & Fitness Orlando Oviedo, LLC 160 Tuskawilla Rd Ste 1214 Winter Springs FL 32708	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	12/14/2028	272.7	272.7	253.4	0.09%
Sound Contracting LLC 148 Holmgren Place Girdwood AK 99587	Construction of Buildings	Term Loan	Prime plus 2.75%	12/14/2028	41.3	41.3	39.2	0.01%
Stony Creek Wellness Group, LLC 264 Church St Guilford CT 06437	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/14/2043	98.6	98.6	106.0	0.04%
Sound Contracting LLC 148 Holmgren Place Girdwood AK 99587	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	12/14/2043	196.8	196.8	202.2	0.07%
Burton Realty Co., Inc dba Anchor Realty, Northeast 2200 Michener St, Suite 12 Philadelphia PA 19115	Real Estate	Term Loan	Prime plus 2.75%	12/13/2028	299.8	299.8	268.5	0.09%
The Miller Center for Esthetic Excellence, 22 Old Short Hills Road, Livingston NJ 07039	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/13/2043	386.8	386.8	386.1	0.13%
OC Helicopters LLC 19711 Campus Drive Suite 260 Santa Ana CA 92707	Air Transportation	Term Loan	Prime plus 2.75%	12/13/2028	92.1	92.1	96.3	0.03%
Plan B Burger LLC 484 Farmington Ave Harford CT 06105	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	1/13/2029	1,038.9	1,038.9	969.7	0.33%

Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Principal	Cost	Fair Value	% of Net Assets
Tapia Auto Care, LLC dba Shoreline Quick Lube and Car Wash 2 Center Road, Old Saybrook CT 06475	Repair and Maintenance	Term Loan	Prime plus 2.75%	12/13/2043	$975.8	$975.8	$1,009.2	0.35%
D for Dream LLC dba Blo Blow Dry Bar Inc 460 East 3rd Avenue New York NY 10016	Personal and Laundry Services	Term Loan	Prime plus 2.75%	5/13/2029	73.8	73.8	66.2	0.02%
All About Kids and Families Mediical Center, Inc. 12086 FT Caroline Rd, Ste. 102,103,401,402,403, 501,502 Jacksonville FL 32225	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	1/13/2029	364.9	364.9	361.5	0.12%
United States Plastic Equipment LLC 4447 OH-303 Mantua OH 44255	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	12/13/2028	141.0	141.0	126.3	0.04%
Tier1 Solutions LLC 1000 Essington Road, Suite 111 Joliet IL 60435	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	1/12/2029	10.1	10.1	9.1	0.00%
Mateo Enterprise Inc dba El Milagro Market 575 Panama Lane Bakersfield CA 93307	Food and Beverage Stores	Term Loan	Prime plus 2.75%	12/12/2043	119.8	119.8	124.7	0.04%
Anglin Cultured Stone Products LLC dba Anglin Construcion 877 Salem Church Road Newark DE 19702	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	1/12/2029	61.8	61.8	63.3	0.02%
Ashwood Food Services Inc. dba Jake Rooney’s 119 Brooks Road Harwich Port MA 02646	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/12/2043	214.6	214.6	233.0	0.08%
Behind The Scenes Chicago, LLC dba Paramount Events 1750 W Lake St Chicago IL 60612	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	1/12/2029	253.5	253.5	250.1	0.09%
Airstrike Firefighters LLC 18115 62nd Avenue NE Kenmore WA 98028	Support Activities for Agriculture and Forestry	Term Loan	Prime plus 2.75%	12/12/2028	1,236.8	1,236.8	1,189.9	0.41%
Mateo Enterprise Inc dba El Milagro Market 575 Panama Lane Bakerfield CA 93307	Food and Beverage Stores	Term Loan	Prime plus 2.75%	1/12/2029	59.4	59.4	53.2	0.02%
Ashwood Food Services, Incorporated dba Jake Rooney’s 119 Brooks Rd Harwich Port MA 02646	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	1/12/2029	66.8	66.8	62.5	0.02%
Duck’s Nuts Inc dba Pet Place Market 212 Bendigo Blvd. N North Bend WA 98045	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	1/11/2029	42.8	42.8	40.7	0.01%
Googlyoogly, LLC dba Bi-Rite Supermarket 10867 W Jefferson Avenue River Rouge MI 46218	Food and Beverage Stores	Term Loan	Prime plus 2.75%	12/11/2043	202.7	202.7	210.9	0.07%
Hilltop Wine Shop, Inc dba Hiltop Wine Shop 7505 Highland Road White Lake MI 48383	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/11/2043	127.8	127.8	135.0	0.05%
B&B Bodega of Delray LLC 190 NE 2nd Ave Delray Beach FL 33444	Food and Beverage Stores	Term Loan	Prime plus 2.75%	1/11/2029	19.3	19.3	17.3	0.01%

Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Principal	Cost	Fair Value	% of Net Assets
White Wilson & Associates LLC 16238 Louis Ave. South Holland IL 60473	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	12/11/2043	$42.4	$42.4	$44.1	0.02%
EMES Supply, LLC 35622 Vine Street EastLake OH 44095	General Merchandise Stores	Term Loan	Prime plus 2.75%	1/11/2029	123.7	123.7	113.1	0.04%
Oregon Medical Training Private Career School Inc. 1126 Gateway Loop, Suite 108 Springfield OR 97702	Educational Services	Term Loan	Prime plus 2.75%	1/11/2029	39.6	39.6	35.5	0.01%
TFE Resources ,LTD 11 Easter Court Suite G Owings Mills MD 21117	Utilities	Term Loan	Prime plus 2.75%	1/11/2029	591.2	591.2	544.7	0.19%
Team Henry, LLC dba Kelly Automotive of Deltona 1290 Doyle Rd Deltona FL 32725	Repair and Maintenance	Term Loan	Prime plus 2.75%	12/10/2043	390.6	390.6	405.1	0.14%
ZLM Services LLC 51343 Oro Rd Shelby Township MI 33444	Administrative and Support Services	Term Loan	Prime plus 2.75%	1/10/2029	39.6	39.6	35.5	0.01%
Food Service Industry Consultants Inc. 1465 Kelly Johnson Blvd Colorado Springs CO 80920	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	1/7/2029	70.7	70.7	63.6	0.02%
Shining Star Kids, Inc. dba Brain Balance 17323 Ventura Blvd Encino CA 91316	Educational Services	Term Loan	Prime plus 2.75%	1/7/2029	86.6	86.6	78.1	0.03%
CET Inc 4709 N El Capitan Ave. Suite 205 Fresno CA 93722	Truck Transportation	Term Loan	Prime plus 2.75%	1/6/2029	1,236.8	1,236.8	1,146.7	0.39%
3SIXO Motorsports LLC dba 3SIXO Motorsports Shop 217 W Main Street Centralia WA 98531	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	1/6/2029	97.2	97.2	87.6	0.03%
Metro R Services Inc. and Metal & Roof Supplies Inc. 20 Universal Place Carlstadt NJ 07072	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	1/6/2029	205.3	205.3	215.1	0.07%
Unique Home Solutions Inc. and Unique Home Solutions of Ohio 5550 Progress Road Indianapolis IN 46241	Construction of Buildings	Term Loan	Prime plus 2.75%	1/5/2029	247.4	247.4	259.1	0.09%
Consulting Solutions, Inc and Mark Luciani 3000 N Federal Highway, Ste 1 Fort Lauderdale FL 33306	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	1/5/2029	56.9	56.9	51.0	0.02%
Little West LLC, 340 Group LLC, Retail West LLc, Andrew W Walker, Cass 342 South La Brea Ave Los Angeles CA 90036	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	1/5/2029	86.7	86.7	78.5	0.03%
Levine Daycare Inc dba Kids R Kids 415 Woodbury Road Orlando FL 32828	Social Assistance	Term Loan	Prime plus 2.75%	1/5/2029	267.2	267.2	251.3	0.09%
The Altitude Group LLC 949 A Clint Moore Road Boca Raton FL 33487	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	1/4/2029	147.3	147.3	132.7	0.05%
Jay Carlton’s, LLC dba Jay Birds Rotisserie & Grill 24480 W 10 Mile RD Southfield MI 48033	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	1/4/2029	38.6	38.6	36.8	0.01%

Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Principal	Cost	Fair Value	% of Net Assets
Access Staffing, LLC 360 Lexington Avenue 8th Floor New York NY 10017	Administrative and Support Services	Term Loan	Prime plus 2.75%	1/4/2029	$192.2	$192.2	$172.3	0.06%
York Concrete Corp 1 Plumb CT. Huntington Station NY 11746	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	12/3/2043	199.7	199.7	219.3	0.08%
Swantown Inn and Spa, LLC 1431 11th Avenue SE Olympia WA 98501	Accommodation	Term Loan	Prime plus 2.75%	1/3/2029	13.4	13.4	14.0	0.00%
Hernando Beach Motel LLC, The Purple Cow House o APancake AInc. 4291 Shoal Line Boulevard Hernando Beach FL 34607	Accommodation	Term Loan	Prime plus 2.75%	11/30/2043	224.4	224.4	249.3	0.09%
Water Station Holdings LLC 1104 N Keystone Avenue Indianapolis IN 46201	Nonstore Retailers	Term Loan	Prime plus 2.75%	12/30/2028	682.1	682.1	655.7	0.22%
Cabrera’s Auto Services LLC 2206 N Central Ave Chicago IL 60639	Repair and Maintenance	Term Loan	Prime plus 2.75%	11/30/2043	80.8	80.8	86.2	0.03%
Tammy’s Place LLC 235 North Mosby Avenue Littleton NC 27850	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	1/30/2044	436.0	436.0	481.0	0.16%
Microplex Co, Third Market LLC 244 Spokane Ave Whitefish MT 59937	Food and Beverage Stores	Term Loan	Prime plus 2.75%	12/30/2028	162.3	162.3	145.4	0.05%
Luxury Furniture, Inc. dba Venicasa & Luxe Home Interiors 13762 W State Rd 84 Davie FL 33325	Furniture and Home Furnishings Stores	Term Loan	Prime plus 2.75%	12/30/2028	123.0	123.0	122.3	0.04%
Albert M. Quashie, DDS, PC 3331 Toledo Terrace Suite 308 Hyattsville MD 20782	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	11/29/2043	65.1	65.1	68.1	0.02%
JJB Production LLC 458 N 7th Street Newark NJ 07107	Administrative and Support Services	Term Loan	Prime plus 2.75%	12/29/2028	7.2	7.2	6.5	0.00%
Albert M Quashie, DDS, PC 3331 Toledo Terrace Suite 308 Hyattsville MD 20782	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/29/2028	86.1	86.1	82.9	0.03%
Recovery Boot Camp, LLC, Rule 62, Inc. and Healing Properties, LLC 85 SW 5th Ave Delray Beach FL 33444	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/28/2028	121.8	121.8	109.6	0.04%
Level Up Gaming, Inc 1132 Creighton Road Pensacola FL 32504	Sporting Goods, Hobby, Musical Instrument, and Book Stores	Term Loan	Prime plus 2.75%	11/28/2043	89.8	89.8	92.1	0.03%
Extreme Granite Corp 251 NW 1st Street Deerfield Beach FL 33441	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	12/28/2043	187.0	187.0	204.0	0.07%
True Love Christian Academy LLC 466 E Raines Rd Memphis TN 38109	Social Assistance	Term Loan	Prime plus 2.75%	12/28/2043	41.9	41.9	45.8	0.02%
Sky Wonder Pyrotechnics, LLC dba Sky Wonder Fire and Safety Gear Up Te 3626 CR 203 Liverpool TX 77577	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	11/28/2043	430.1	430.1	477.9	0.16%

Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Principal	Cost	Fair Value	% of Net Assets
Best Global Alternative North, LLC 69 Lewis Ave Atlantic Beach NY 11509	Furniture and Home Furnishings Stores	Term Loan	Prime plus 2.75%	12/21/2028	$86.1	$86.1	$77.1	0.03%
BEK Holdings LLC, Veseli Fine Art Galleries, LLC, Trusted.com LLC, Exe 12930 Worldgate Drive Herndon VA 20170	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	12/21/2028	1,229.9	1,229.9	1,268.3	0.43%
Thames Aquatic Club, LLC 14 Iron Street Ledyard CT 06339	Educational Services	Term Loan	Prime plus 2.75%	7/21/2029	19.9	19.9	20.9	0.01%
M.A.W. Enterprises LLC dbaY-Not Pizza 45 E Main Street New Palestine IN 46163	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/21/2028	22.1	22.1	20.9	0.01%
On Call Electrical of Georgia LLC 2120 Plaster Bridge Rd NE Atlanta GA 30324	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	12/20/2043	664.4	664.4	694.5	0.24%
Commonwealth Warehouse Inc 11013 Kenwood Rd. Cincinnati OH 45242	Warehousing and Storage	Term Loan	Prime plus 2.75%	12/20/2028	442.8	442.8	421.2	0.14%
K & A Automotive Inc 2070 Nooseneck Hill Rd Coventry RI 02816	Gasoline Stations	Term Loan	Prime plus 2.75%	11/19/2043	121.7	121.7	132.2	0.05%
High Desert Transport, Inc. 2015 Woodspring Terrace Henderson NV 89012	Truck Transportation	Term Loan	Prime plus 2.75%	12/19/2028	74.8	74.8	69.2	0.02%
Cali Fit Meals 3450 East Orangethrope Avenue Anaheim CA 92806	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/16/2028	61.5	61.5	55.2	0.02%
Cocomo Joe’s LLC 3949 New Road Youngstown OH 44515	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/16/2028	1.7	1.7	1.5	0.00%
Saunders Management LLC dba Northern Light Espresso Bar and Cafe 536 Spruce St Scranton PA 18503	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/16/2028	39.9	39.9	41.7	0.01%
Beau & HB Inc dba Beau’s Billiard, Bowling & Arcade 100 Village Road Port Lavaca TX 77979	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	3/16/2029	38.9	38.9	39.2	0.01%
Sektor Salutions Inc. 9841 Washingtonian Blvd, Suite 200 Gaithersberg MD 20878	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	11/16/2028	157.8	157.8	141.3	0.05%
Beau & HB Inc dba Beau’s Billard, Bowling & Arcade 100 Village RD Port Lavaca TX 77979	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	12/16/2043	69.8	69.8	73.7	0.03%
Allegro Assisted Living Services of Texas LLC 3400 Remington Dr Plano TX 75023	Nursing and Residential Care Facilities	Term Loan	Prime plus 2.75%	11/15/2043	94.7	94.7	105.3	0.04%
GEM2K, LLC 4150 E Magnolia ST. Phoeniz AZ 85034	Nonmetallic Mineral Product Manufacturing	Term Loan	Prime plus 2.75%	12/15/2043	381.3	381.3	402.6	0.14%

Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Principal	Cost	Fair Value	% of Net Assets
Schafer Fisheries Inc. 21985 Waller Rd Fulton IL 61252	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	11/14/2028	$49.2	$49.2	$51.5	0.02%
US Dedicated LLC 13410 SE 26th Circle Vancouver WA 98683	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	12/9/2028	413.2	413.2	376.1	0.13%
Jinwoo Sushi Inc 6590 Sugarloaf Pkwy Duluth GA 30097	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/9/2028	21.9	21.9	22.9	0.01%
Salon Femi LLC 1107 Broad Street Bloomfield NJ 07003	Personal and Laundry Services	Term Loan	Prime plus 2.75%	12/9/2028	7.4	7.4	7.2	0.00%
McNeill Stokes 5372 Whitehall Pl SE Mableton GA 30126	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	12/8/2028	6.6	6.6	5.9	0.00%
Vancole Investments, Inc. dba Smoothie King #913 876 Virginia Avenue Hapeville GA 30354	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	5/7/2044	274.0	274.0	295.8	0.10%
JN Thompson Ent,Inc. 400 5th Ave S Suite 100 Naples FL 34102	Construction of Buildings	Term Loan	Prime plus 2.75%	12/7/2028	388.1	388.1	358.8	0.12%
JP Dhillon’s Foods LLC 840 El Paseo de Saratoga San Jose CA 95130	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	5/1/2029	63.9	63.9	58.9	0.02%
Peter Thomas Roth Labs LLC and June Jacobs Labs, LLC 460 Park Avenue, Floor 16 New York NY 10022	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	12/1/2028	319.8	319.8	286.3	0.10%
Modutech Marine Inc 2218 Marine View Drive Tacoma WA 98422	Transportation Equipment Manufacturing	Term Loan	Prime plus 2.75%	12/1/2028	369.0	369.0	386.1	0.13%
Steele Security, LLC dba Signal 88 Security of San Antonio 11230 West Avenue, Suite 2210 San Antonio TX 78213	Administrative and Support Services	Term Loan	Prime plus 2.75%	10/31/2028	108.8	108.8	98.5	0.03%
Abington Caregivers, LLC 7804 Montgomery Ave Unit 3-6 Elkins Park PA 19027	Social Assistance	Term Loan	Prime plus 2.75%	11/30/2043	124.8	124.8	133.4	0.05%
Organic Juice Bar Wexford LLC dba The OJB “The Organic Juice Bar” 1500 Village Run Road Wexford PA 15090	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	1/30/2029	80.4	80.4	73.4	0.03%
C.A.T.I. Armor, LLC 435 Packard Hwy Charlotte MI 48813	Apparel Manufacturing	Term Loan	Prime plus 2.75%	10/30/2043	209.5	209.5	219.6	0.08%
UK, LLC dba Pita Pit 20038 West Valley HWY Kent WA 98032	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/30/2029	44.8	44.8	41.5	0.01%
JAL Group, Inc. dba Brainy Boulevard Daycare 3340-3342 West Bryn Mawr Ave Chicago IL 60659	Social Assistance	Term Loan	Prime plus 2.75%	10/29/2028	56.1	56.1	51.0	0.02%
Ohio Gold & Pawn LLC, Our New Building LLC and Corey Fischer 3970 Everhard Road, NW Canton OH 44709	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	10/26/2028	143.8	143.8	150.4	0.05%

Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Principal	Cost	Fair Value	% of Net Assets
Reliant Trucking Inc. 7197 Koamano St Honolulu HI 96825	Truck Transportation	Term Loan	Prime plus 2.75%	10/25/2028	$130.1	$130.1	$122.6	0.04%
The Face Place, LLC dba Classic Aesthetics 4268 Cahaba Heights CT Suite 115 Vestavia AL 35243	Personal and Laundry Services	Term Loan	Prime plus 2.75%	10/25/2028	9.8	9.8	8.8	0.00%
Bellas Sports Pub, Inc dba Brewmasters Tavern 1152 Main Street Coventry RI 02816	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	10/24/2043	69.4	69.4	76.4	0.03%
Shovels and Whiskey LLC 446 SE Washington St Hillsboro OR 97123	Motion Picture and Sound Recording Industries	Term Loan	Prime plus 2.75%	10/16/2043	76.2	76.2	82.7	0.03%
Hackstaff Restaurants LLC 248 W 1st. Street Ste 201 Reno NV 89501	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	4/15/2029	104.2	104.2	95.8	0.03%
TA Coleman, LLC dba Tom’s Truck Shop 2101 Route 610 Woodbine NJ 08270	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	10/12/2028	5.7	5.7	5.5	0.00%
Cater To You Agency, LLC, dba Cater To You 1319 Sherrick Road SE Canton OH 44707	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	10/11/2043	22.4	22.4	23.6	0.01%
Faydon, Inc 1905 W Baker Street, Suite A Plant City FL 33567	Nursing and Residential Care Facilities	Term Loan	Prime plus 2.75%	10/10/2028	73.4	73.4	75.9	0.03%
MB Click It Photography, LLC 100 Manchester Ranch Place Aynor SC 29511	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	10/10/2043	38.1	38.1	41.1	0.01%
Wellfleet Consulting Inc. 2275 Research Blvd Suite # 500 Rockville MD 20850	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	10/9/2028	14.7	14.7	13.1	0.00%
Apps Inc and Market Share Inc. 80 Main Street Old Saybrook CT 06475	Telecommunications	Term Loan	Prime plus 2.75%	10/5/2028	93.0	93.0	83.2	0.03%
Moore Care LLC 8550 United Plaza Blvd. Baton Rouge LA 79809	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	10/4/2028	50.9	50.9	45.5	0.02%
SwabCo Inc. 2341 East Ellis Street Leveland TX 79336	Support Activities for Mining	Term Loan	Prime plus 2.75%	9/28/2043	943.6	943.6	989.8	0.34%
Throop Family Holdings, Inc 7130 Crater Lake White City OR 97603	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	9/28/2043	641.3	641.3	666.1	0.23%
A-1 Van Sevices, Inc. 154 Sandy Creek Road Verona PA 15147	Transit and Ground Passenger Transportation	Term Loan	Prime plus 2.75%	9/28/2028	103.3	103.3	100.9	0.03%
Burd Brothers Inc. 4005 Borman Drive Batavia OH 45103	Truck Transportation	Term Loan	Prime plus 2.75%	9/28/2028	522.6	522.6	501.2	0.17%
La Venezia Corporation dba La Venezia Ballroom & Robertos Lounge 4646 SE 11th Place Cape Coral FL 33904	Food and Beverage Stores	Term Loan	Prime plus 2.75%	9/28/2043	329.4	329.4	350.7	0.12%
Mellow Sweets, Inc dba Jaafer Sweets & Marwan Hamdan 4825 North Kedzie Avenue Chicago IL 60625	Food Manufacturing	Term Loan	Prime plus 2.75%	9/28/2028	54.5	54.5	48.6	0.02%
JAM Media Solutions LLC 11 Netherwood Terrace East Orange NJ 07017	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	9/28/2028	872.4	872.4	794.4	0.27%

Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Principal	Cost	Fair Value	% of Net Assets
Rami Technology USA, LLC 10400 NW 33rd Street Miami FL 33172	Computer and Electronic Product Manufacturing	Term Loan	Prime plus 2.75%	9/28/2028	$175.4	$175.4	$156.6	0.05%
Blackwater Diving, LLC 112 Forrest Road Morgan City LA 70380	Support Activities for Mining	Term Loan	Prime plus 2.75%	9/27/2028	777.7	777.7	706.3	0.24%
Quality Electric & Data 85 Franklin Rd Unit 9B Dover NJ 07801	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	9/27/2028	97.2	97.2	93.5	0.03%
TFR Transit Inc, The Free Ride Inc, South Florida Free Ride Inc.,Tag-A 777 South Flagler Drive Suite 800W West Palm Beach FL 33401	Transit and Ground Passenger Transportation	Term Loan	Prime plus 2.75%	9/27/2028	121.5	121.5	114.9	0.04%
Catherine Brandon, PSY.D., Inc dba Kenneth A Deluca, PH.D., & Associat 35888 Center Ridge Road, Suite 5 & 6 North Ridgeville OH 44039	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	9/27/2028	115.4	115.4	102.7	0.04%
Barricade Holding LLC and Action Barricade Company,LLC 1802 N 27th Avenue Phoenix AZ 85009	Rental and Leasing Services	Term Loan	Prime plus 2.75%	9/27/2043	176.9	176.9	180.7	0.06%
LG Law Center, Inc 15452 Amar Road La Puente CA 91744	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	9/27/2028	14.6	14.6	13.3	0.00%
Blue Seven, LLC 11111 San Jose Blvd, Suite 70 Jacksonville FL 32223	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	1/27/2029	86.4	86.4	78.6	0.03%
Quality Electric & Data Inc. 85 Franklin RD Unit 9B Dover NJ 07801	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	9/27/2043	129.3	129.3	132.5	0.05%
Zeeba Company, Inc dba Zeeba Rent-A-Van & 5 Star Rent- A-Van 3200 Wilshire Blvd Ste 1000 Los Angeles CA 90010	Transit and Ground Passenger Transportation	Term Loan	Prime plus 2.75%	9/27/2028	678.4	678.4	651.4	0.22%
Action Barricade Company, LLC and Barricade Holding LLC 1802 N 27th Ave Phoenix AZ 85009	Rental and Leasing Services	Term Loan	Prime plus 2.75%	9/27/2028	327.8	327.8	314.1	0.11%
Dentistry By Design, P.C 315 Walt Whitman Road Suite 204-205 South Huntington NY 11746	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	9/26/2028	14.6	14.6	13.2	0.00%
US Shipping Trans Inc, Esteem Trucking Inc 16102 Sweetwater Court Lathrop CA 95330	Truck Transportation	Term Loan	Prime plus 2.75%	9/26/2028	809.0	809.0	795.1	0.27%
Ace Auto Recovery, Inc. 1209 North Lane Avenue Jacksonville FL 32254	Administrative and Support Services	Term Loan	Prime plus 2.75%	9/26/2043	159.1	159.1	169.1	0.06%
LTS School, Inc. 3731 NW 9th Avenue Deerfield Beach FL 33064	Educational Services	Term Loan	Prime plus 2.75%	9/26/2043	100.7	100.7	111.2	0.04%
Above and Beyond Preschool LLC 672-678 Camellia Drive Royal Palm Beach FL 33411	Social Assistance	Term Loan	Prime plus 2.75%	9/26/2043	550.5	550.5	589.7	0.20%
Anglin Cultured Stone Products LLC dba Anglin Construction 877 Salem Church Road Newark DE 19702	Construction of Buildings	Term Loan	Prime plus 2.75%	9/26/2028	97.2	97.2	91.4	0.03%

Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Principal	Cost	Fair Value	% of Net Assets
Akron Biotechnology, LLC 6353 W Rogers Circle Ste #2 Boca Raton FL 33487	Chemical Manufacturing	Term Loan	Prime plus 2.75%	9/25/2028	$486.1	$486.1	$484.7	0.17%
Bhatti LLC, Bhatti 3 LLC, dba Auntie Annes 7219 Silver Mist Ave North Chesterfield VA 23237	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/25/2028	121.7	121.7	111.4	0.04%
Steadfast Support Services, LLC 1432 Crooked Stick Drive O’Fallon MO 63366	Nursing and Residential Care Facilities	Term Loan	Prime plus 2.75%	9/25/2028	11.7	11.7	10.3	0.00%
Newsome Mobile Notary LLC 8153 12th Avenue SW Seattle WA 98106	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	9/25/2028	5.1	5.1	4.5	0.00%
Alania Import & Export, Inc. 2340 Stanwell Cir. Concord CA 94520	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	9/24/2028	10.9	10.9	9.8	0.00%
Phillip Ramos Upholstery Inc. 3835 Elm Street Denver CO 80207	Repair and Maintenance	Term Loan	Prime plus 2.75%	9/24/2028	15.0	15.0	13.3	0.00%
D & D Optics Inc dba Sterling Optical 1487 East LaSalle Drive Bismark ND 58503	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/21/2028	52.2	52.2	47.0	0.02%
The Garden Club, LLC 123 and 119 1/2 East Washington Street Iowa City IA 52240	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	9/21/2028	6.4	6.4	5.7	0.00%
DC Lofty, LLC, 301 I Street NW Washington DC 20001	Accommodation	Term Loan	Prime plus 2.75%	9/21/2028	21.9	21.9	19.6	0.01%
MillClem Corporation & Monticello Corporation 16660 Oak Street Dillwyn VA 22936	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	9/21/2043	329.7	329.7	364.2	0.12%
Southern Services and Equipment, Inc. 321 Bayou Rd Saint Bernard LA 70085	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	9/21/2043	209.2	209.2	213.1	0.07%
Southern Services and Equipment, Inc 321 Bayou Rd Saint Bernard LA 70085	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	9/21/2028	418.0	418.0	399.5	0.14%
Sommer Auto Sales, Inc 8670 E. Main Street Reynoldsburg OH 43068	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	9/20/2028	334.8	334.8	347.0	0.12%
Somerled Investments, LLC dba Mak’s Place LLC 5200 Louetta Road Spring TX 77389	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/20/2028	190.1	190.1	168.3	0.06%
Tables and Bars Services, Inc and Tables and Bars Rentals, LLC 5051 Peachtree Corners Circle Suite #200 Norcross GA 30092	Administrative and Support Services	Term Loan	Prime plus 2.75%	9/20/2028	17.5	17.5	16.4	0.01%
C3 Capital, Inc 10010 N. Hampton Cove Lane Indianapolis IN 46236	Nonstore Retailers	Term Loan	Prime plus 2.75%	9/19/2028	656.6	656.6	635.7	0.22%
M&P RV LLC dba M&P RV 10 Century Lane Dillsburg PA 17019	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	9/19/2043	111.9	111.9	122.6	0.04%

Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Principal	Cost	Fair Value	% of Net Assets
MB Xpress Inc 159 D’Arcy Parkway Lathrop CA 95330	Truck Transportation	Term Loan	Prime plus 2.75%	9/19/2028	$1,173.0	$1,173.0	$1,097.6	0.38%
Watearth Inc 445 South Figuerora Suite 3128 Los Angeles CA 90071	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	9/19/2028	21.9	21.9	19.4	0.01%
Super Station Inc 8855 N Country Road 25A Pique OH 45356	Gasoline Stations	Term Loan	Prime plus 2.75%	9/19/2043	208.8	208.8	230.7	0.08%
Lewis River Golf Course, Inc. 3209 Lewis River Road Woodland WA 98674	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	9/19/2043	497.2	497.2	549.3	0.19%
Dash Point Distributing LLC, Dash Point Logistics LLC and Sara Consal 35000 Pacific Highway Federal Way WA 98003	Truck Transportation	Term Loan	Prime plus 2.75%	9/19/2028	448.7	448.7	397.0	0.14%
E & G Enterprises LLC dba Comfort Keepers 220 Middle Street Franklin VA 23851	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	9/18/2028	5.8	5.8	5.2	0.00%
DB Talak LLC 2018 SE 6th Avenue Portland OR 97214	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	9/18/2043	151.1	151.1	158.7	0.05%
Culmination Motorsports, Inc. 160 W 91st Avenue, Unit B Anchorage AK 99515	Repair and Maintenance	Term Loan	Prime plus 2.75%	9/17/2043	556.4	556.4	609.8	0.21%
Pastel de Feira LLC dba Original Pastel De Feira 4244 Pine Ridge CT Weston FL 33331	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/17/2028	5.9	5.9	5.5	0.00%
Glendale Grill Inc, Roddy Cameron, Jr & John K Symasko 65 Glendale Street Easthampton MA 01027	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/17/2043	174.0	174.0	183.6	0.06%
LJS Electric, Inc 430 Commerce Blvd, Suite C Carlstadt NJ 07072	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	9/14/2028	439.9	439.9	452.0	0.15%
Rihahn Inc. dba RDBL, Inc 1397 McGuire Road Lamar AR 72846	Forestry and Logging	Term Loan	Prime plus 2.75%	9/14/2028	133.2	133.2	125.3	0.04%
QBS, LLC dba Sterling Optical Exton 211 W Lincoln Hwy Exton PA 19341	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	9/14/2028	79.0	79.0	70.5	0.02%
J & C Garcia LLC 26 Broad Street Alexander City AL 35010	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	9/14/2028	71.9	71.9	65.0	0.02%
Innovim LLC 6401 Golden Triangle Drive Suite 200 Greenbelt MD 20770	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	9/14/2028	121.5	121.5	107.5	0.04%
L&M Equipment, Inc Mile 2.5 Alaska Peninsula Highway Naknek AK 99633	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	9/14/2043	1,243.0	1,243.0	1,322.4	0.45%
Baby’s on Broadway LLC 47 East Broadway Little Falls MN 56345	Furniture and Home Furnishings Stores	Term Loan	Prime plus 2.75%	9/14/2028	48.6	48.6	45.9	0.02%

Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Principal	Cost	Fair Value	% of Net Assets
Innovative Network Solutions Inc 31567 West 10 Mile Road Farmington Hills MI 48336	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	9/13/2028	$120.5	$120.5	$109.6	0.04%
Brewster Marketplace Pharmacy & Hardware, LLC 811 Old Hwy 97 Brewster WA 98812	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	9/13/2028	85.1	85.1	75.2	0.03%
TPE Midstream LLC, Dasahm Company, S & S Ventures LLC and TPE Supply L 7799 South Regency Drive Tulsa OK 74131	Heavy and Civil Engineering Construction	Term Loan	Prime plus 2.75%	9/13/2028	254.5	254.5	241.8	0.08%
Peter K Lee MD, PC dba Atlanta Primary Care 211 Roberson Mill Road Milledgeville GA 31061	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	9/13/2043	859.6	859.6	949.7	0.33%
Underground Productions LLC dba 31 Escape 1731 Decatur Hwy Fultandale AL 35068	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	9/13/2043	98.3	98.3	108.6	0.04%
Peter K Lee MD, PC dba Atlanta Primary Care LLC 5 Ashford Way Hawkinsville GA 31061	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	9/13/2028	381.0	381.0	396.3	0.14%
Perry Olson Insurance Agency Inc. dba State Farm Insurance 9850 S Maryland Pkwy, Suite 7 and 8 Las Vegas NV 89183	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	9/12/2028	14.6	14.6	13.0	0.00%
Rancho Paving, Inc 339 Cypress Lane El Cajon CA 92020	Repair and Maintenance	Term Loan	Prime plus 2.75%	9/10/2028	182.3	182.3	180.3	0.06%
Pelican Executives Suites, LLC 2200 Colorado Avenue Sutie 131 Santa Monica CA 90404	Administrative and Support Services	Term Loan	Prime plus 2.75%	9/7/2028	306.3	306.3	270.9	0.09%
NY Tent, LLC dba Tent Company of New York LLC, NY Tent Parent LLC, Dav 140141 Lakeland Ave Bohemia NY 11716	Rental and Leasing Services	Term Loan	Prime plus 2.75%	9/7/2028	313.7	313.7	299.4	0.10%
MurlinComputerCompany LLC dba Murlin Computer, 3000 Erika Avenue Sedalia MO 65301	Repair and Maintenance	Term Loan	Prime plus 2.75%	9/7/2028	15.2	15.2	13.7	0.00%
Amaka Consulting LLC dba Donut Minis Space #5610 Stonebriar Centre Shopping Center Frisco TX 75034	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/7/2028	51.2	51.2	47.1	0.02%
Pool Guard of LA 10866 Washington Blvd, Apartment #24 Culver City CA 90232	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	9/7/2028	21.9	21.9	19.5	0.01%
Dr. G’s Urgent Care LLC 1425 S Congress Avenue Delray Beach FL 33445	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	9/7/2028	21.9	21.9	19.4	0.01%
Asheville Spine and Nerve Institute PC 190 Broadway St Ste 205 Asheville NC 28801	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	9/7/2043	90.7	90.7	99.2	0.03%

Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Principal	Cost	Fair Value	% of Net Assets
Trolley Express Philly, Inc dba Shuttlebee &Honeybee Transportation LL 3401 Market Street Suite 200 Philadelphia PA 19104	Support Activities for Transportation	Term Loan	Prime plus 2.75%	9/6/2028	$12.4	$12.4	$11.4	0.00%
Extreme Auto Repair, Inc dba 1st Class Towing 10274 S Dransfeldt Road Parker CO 80134	Repair and Maintenance	Term Loan	Prime plus 2.75%	9/6/2028	105.7	105.7	110.0	0.04%
Living Centers Inc. dba Veranda House Senior Living 5129 E 5th St Katy TX 77493	Nursing and Residential Care Facilities	Term Loan	Prime plus 2.75%	8/31/2043	418.9	418.9	462.8	0.16%
National Stone LTD and NSI Group Inc 804-810 W Shady Grove Road Grand Prairie TX 75050	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	8/31/2044	197.2	197.2	217.9	0.07%
LACCRB LLC dba PostNet 3250 Retail Dr Suite 120 Carson City NV 89706	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	11/30/2028	14.7	14.7	13.2	0.00%
Stat Constructor L.P 9573 US Highway 220 Stoneville NC 27048	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	8/30/2028	100.5	100.5	104.5	0.04%
XL Soccer World Orlando. LLC, XL Soccer World Saco LLC, XL Sports Worl 825 Courtland St. Orlando FL 32804	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	8/30/2043	446.9	446.9	493.7	0.17%
Greenfield Hill Wines & Spirits, LLC 65 Hillside Road Fairfield CT 06824	Food and Beverage Stores	Term Loan	Prime plus 2.75%	8/29/2028	88.9	88.9	79.4	0.03%
ARVAmethod LLC 516 N Ogden Avenue # 150 Chicago IL 60642	Personal and Laundry Services	Term Loan	Prime plus 2.75%	8/29/2028	2.3	2.3	2.1	0.00%
Extreme Engineering, Inc. 598 Oliver Dr Troy MI 48084	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	8/29/2028	120.7	120.7	107.7	0.04%
Kotyark LLC dba Gibsonton Motel 11545 US Highway 41S Gibsonton FL 33534	Accommodation	Term Loan	Prime plus 2.75%	8/29/2043	81.9	81.9	90.5	0.03%
Graphish Studio, Inc. 231 Main Street Stamford CT 06901	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	8/28/2028	7.2	7.2	6.4	0.00%
JFK Transportation Inc 4 Mechanic St Natick MA 01760	Transit and Ground Passenger Transportation	Term Loan	Prime plus 2.75%	8/28/2028	156.5	156.5	140.9	0.05%
Atlas Geo-Constructors LLC 3466 Thomasville Road Winston Winston-Salem NC 27107	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	8/24/2028	72.5	72.5	72.1	0.02%
Finn & Emma LLC 1275 Bloomfield Avenue Building 5 Unit 28B Fairfield NJ 07004	Clothing and Clothing Accessories Stores	Term Loan	Prime plus 2.75%	8/24/2028	120.8	120.8	106.8	0.04%
Montana Life Group, LLC 8 N 9th Avenue Bozeman MT 59715	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	8/24/2028	7.2	7.2	6.4	0.00%
Wearware Inc dba FlyWire Cameras 2204 Blackmoor Park Lane Lexington KY 40509	Computer and Electronic Product Manufacturing	Term Loan	Prime plus 2.75%	8/24/2028	21.7	21.7	19.6	0.01%

Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Principal	Cost	Fair Value	% of Net Assets
Evans and Paul LLC, Evans & Paul Unlimited Corp 140 Dupont Street Plainview NY 11803	Miscellaneous Manufacturing	Term Loan	Prime plus 2.75%	8/24/2028	$84.7	$84.7	$77.0	0.03%
Zash LLC dba Papa Murphy’s take ‘N’ Bake Pizza 2303 White Bear Ave Maplewood MN 55025	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	8/23/2028	40.9	40.9	38.1	0.01%
Buffalo Biodiesel Inc. 225 Sawyer Avenue Tonawanda NY 14150	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	8/21/2028	1,207.8	1,207.8	1,197.8	0.41%
Ginekis Enterprises, Inc dba Locanda Veneta 8638 W Third Street Los Angeles CA 90048	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	8/20/2028	84.6	84.6	75.2	0.03%
Wilkie J. Stadeker DDS 123 Marble Mill Road, Suite B Marietta GA 30060	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	8/17/2028	41.1	41.1	36.3	0.01%
Geo Tek Alaska, Inc 2756 Commercial Drive Anchorage AK 99501	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	2/17/2044	127.2	127.2	134.6	0.05%
ATI Jet, Inc. 7007 Boeing Drive El Paso TX 79925	Air Transportation	Term Loan	Prime plus 2.75%	8/16/2028	208.0	208.0	199.7	0.07%
Lewins Law, P.C. 7920 Belt Line Rd Suite 650 Dallas TX 75254	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	8/16/2028	17.4	17.4	15.4	0.01%
GS Bath Inc 5335 E Kaviland Avenue Fresno CA 93725	Truck Transportation	Term Loan	Prime plus 2.75%	8/15/2028	555.6	555.6	550.9	0.19%
Pamletics LLC dba F45 22015 IH 10 West San Antonio TX 78257	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	11/14/2028	42.2	42.2	39.1	0.01%
Conference Services International ETC LLC 4802 West Van Buren Street Phoenix AZ 85007	Administrative and Support Services	Term Loan	Prime plus 2.75%	8/14/2028	606.7	606.7	576.7	0.20%
L.A. Insurance Agency GA 10 LLC 6655 Tara Blvd. Suite 401 Jonesboro GA 30236	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	8/10/2028	10.9	10.9	9.6	0.00%
Crystal Shores Inc. dba Shorewood Laundromat 700 West Jefferson Street Shorewood IL 60404	Personal and Laundry Services	Term Loan	Prime plus 2.75%	8/9/2028	21.6	21.6	19.9	0.01%
David D. Sullivan dba DMS Construction 6400 Charwood Place Bakersfield CA 93306	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	8/9/2028	13.0	13.0	11.5	0.00%
Palanuk & Associates, Inc. dba Wolfpk 28110 SE Fern Drive Boring OR 97009	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	8/8/2028	99.1	99.1	88.3	0.03%
Red Tail Management, Inc dba Jon Smith Subs 2812 Horne St Ste 100 Fort Worth TX 76107	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	8/8/2028	48.3	48.3	45.2	0.02%
CJNR, LLC 208 East Main Street Elma WA 98541	Accommodation	Term Loan	Prime plus 2.75%	8/7/2043	120.9	120.9	133.6	0.05%

Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Principal	Cost	Fair Value	% of Net Assets
Mercedes Cab Company, Inc 35 Alden Street Providence Town MA 02657	Transit and Ground Passenger Transportation	Term Loan	Prime plus 2.75%	8/7/2028	$125.6	$125.6	$114.6	0.04%
Ron’s Pool and Spa Services LLC 1419 NE 30th St. Pompano FL 33064	Personal and Laundry Services	Term Loan	Prime plus 2.75%	8/3/2028	3.6	3.6	3.2	0.00%
20th Century Lanes, Inc dba West Seattle Bowl 4505 39 Avenue SW Seattle WA 98116	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	8/3/2028	108.7	108.7	106.6	0.04%
Alma Jacobsen,ODD Family Eye Care & Contact Lens LLC 1700 Nottingham Way Ste 12A Hamilton NJ 08619	Health and Personal Care Stores	Term Loan	Prime plus 2.75%	8/3/2028	58.1	58.1	52.2	0.02%
Millwork Unlimited, Incorporated 8264 Pine Cay Road Wellington FL 33414	Wholesale Electronic Markets and Agents and Brokers	Term Loan	Prime plus 2.75%	8/2/2028	7.2	7.2	6.4	0.00%
Accel Compression Inc., Accel Workover Services Inc. dba Mica Tool & T 4500 S. Country Road 1310 Odessa TX 79765	Rental and Leasing Services	Term Loan	Prime plus 2.75%	8/1/2028	447.2	447.2	434.9	0.15%
Accel Compression Inc., Accel Workover Services, Inc 4500 S Country Road Odessa TX 79765	Rental and Leasing Services	Term Loan	Prime plus 2.75%	8/1/2043	309.1	309.1	319.9	0.11%
Samy Optical LLC dba Site for Sore Eyes 1350 Travis Blvd Suite 1507A Fairfield CA 94533	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	8/1/2028	112.0	112.0	99.2	0.03%
Nichols Stephens Funeral & Cremation Services Ltd 10201 US Highway 59 Grove OK 74344	Personal and Laundry Services	Term Loan	Prime plus 2.75%	11/30/2043	107.1	107.1	118.1	0.04%
CSL Services Inc 7905 Browning Rd, Ste.312,314,316 Pennsauken NJ 08109	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	7/27/2028	525.9	525.9	492.3	0.17%
Summitsoft Corporation 11105 Mockingbird Drive Omaha NE 68137	Publishing Industries (except Internet)	Term Loan	Prime plus 2.75%	7/26/2028	236.9	236.9	210.0	0.07%
Sandlot Sports Inc dba Play it Again Sports 814 N Main Street Leominster MA 01453	Sporting Goods, Hobby, Musical Instrument, and Book Stores	Term Loan	Prime plus 2.75%	7/26/2028	18.0	18.0	15.9	0.01%
Nunez Enterprises Corporation dba La Casa 3330 Piedmont RD NE Atlanta GA 30305	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	7/26/2028	7.9	7.9	7.0	0.00%
Relevant Elephant, LLC ON320 Woodvale St Winfield IL 60190	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	7/25/2028	8.6	8.6	7.6	0.00%
Fitness Central, Inc dba Fitness Central 4335 PA Route 309 Schnecksville PA 18078	Sporting Goods, Hobby, Musical Instrument, and Book Stores	Term Loan	Prime plus 2.75%	7/25/2028	60.0	60.0	54.2	0.02%
HAVL Enterprises Inc dba FedEx 1557 Langham Terrace Lake Mary FL 32746	Couriers and Messengers	Term Loan	Prime plus 2.75%	7/24/2028	76.8	76.8	76.8	0.03%

Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Principal	Cost	Fair Value	% of Net Assets
Florida Apnea Diagnostics, LLC 2664 Cypress Ridge Boulevard, Suites 101&102 Wesley Chapel FL 33624	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	7/24/2028	$20.6	$20.6	$18.2	0.01%
Top Shelf Towing and Road Service, LLC 25 Sycamore Street Carnegie PA 15106	Support Activities for Transportation	Term Loan	Prime plus 2.75%	7/24/2028	13.0	13.0	11.5	0.00%
TR Nails, LLC dba Simple Nails 158 Great Road Bedford MA 01730	Personal and Laundry Services	Term Loan	Prime plus 2.75%	7/20/2028	60.1	60.1	53.1	0.02%
ZA Trucking LLC 5945 York Way East Lansing MI 48823	Truck Transportation	Term Loan	Prime plus 2.75%	7/17/2028	9.9	9.9	9.4	0.00%
674 Club LLC 674 N Orleans Chicago IL 60654	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	7/17/2043	259.7	259.7	286.9	0.10%
Mother’s Cantina LLC dba Mother’s Cantina 2810 Philadephia Avenue Unit #10 Ocean City MD 21842	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	7/13/2028	66.0	66.0	59.4	0.02%
Smart-tel Communications LLC 9720 W. Colfax Avenue Suite 100 Lakewood CO 80215	Administrative and Support Services	Term Loan	Prime plus 2.75%	7/13/2028	21.6	21.6	22.4	0.01%
HQTRONICS LLC 10135 South Roberts Rd Suite 209 Palos Hills IL 60465	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	7/13/2028	60.0	60.0	53.1	0.02%
Smoove Move Productions, LLC dba Smoove Move Productions 3932 North 16th Street Omaha NE 68110	Motion Picture and Sound Recording Industries	Term Loan	Prime plus 2.75%	7/12/2028	10.2	10.2	10.6	0.00%
H.M.C, Incorporated 7190 Oakland Mills Rd Suite 10 Columbia MD 21046	Furniture and Related Product Manufacturing	Term Loan	Prime plus 2.75%	7/3/2028	184.9	184.9	165.3	0.06%
Deal to Win Inc 575 Underhill Blvd. Suite 216 Syosset NY 11791	Nonstore Retailers	Term Loan	Prime plus 2.75%	7/3/2028	120.1	120.1	106.2	0.04%
Talent Logistix, LLC, Pinpoint Staffing LLC & ITC 2.0 LLC 6350 Shadeland Ave Indianpolis IN 46220	Administrative and Support Services	Term Loan	Prime plus 2.75%	7/3/2028	60.0	60.0	54.9	0.02%
Vital Inspection Professionals, Inc. dba VIP 180 Airpark Industrial Rd Alabaster AL 35007	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	7/3/2028	298.9	298.9	289.3	0.10%
US Cargo Express, LLC 4735 22 Mile Road Utica MI 48317	Support Activities for Transportation	Term Loan	Prime plus 2.75%	7/2/2043	87.9	87.9	97.1	0.03%
M J Losito Electrical Contractor’s, Inc 98 Wooster Street Bethel CT 06801	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	6/29/2028	56.1	56.1	50.5	0.02%
Bio-Haz Solutions, Inc 23 Tonolli Road Nesquehoning PA 18240	Waste Management and Remediation Services	Term Loan	Prime plus 2.75%	3/29/2029	210.5	210.5	199.0	0.07%
Bio-Haz Solutions, Inc. 23 Tonoli Road Nesquehoning PA 18240	Waste Management and Remediation Services	Term Loan	Prime plus 2.75%	5/29/2044	320.7	320.7	322.4	0.11%
Critter Cabana, LLC dba Critter Cabana 516 East Main Street Newberg OR 97132	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	6/28/2028	80.0	80.0	70.7	0.02%

Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Principal	Cost	Fair Value	% of Net Assets
Corptek Solutions LLC 2363 N. Highway # 287 Ste # 111 Mansfield TX 76063	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	6/28/2028	$45.3	$45.3	$40.0	0.01%
Local Leads, LLC dba New Direction Chiropractic 3216 Monte Vista Boulevard NE Albuquerque NM 87106	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	6/28/2028	17.2	17.2	15.3	0.01%
Darnoc Enterprises Inc, Setira Paul Inc dba Conrad’s Famous Bakery, In 299 Utica Avenue Brooklyn NY 11203	Food Manufacturing	Term Loan	Prime plus 2.75%	6/27/2043	351.2	351.2	376.2	0.13%
RLW4 Builders LLC 152 Tuckahoe Lane Southhampton NY 11968	Construction of Buildings	Term Loan	Prime plus 2.75%	6/27/2043	990.8	990.8	1,093.7	0.37%
Nick’s Country Kitchen, LLC 3 Flanders RD, Building #1 Bethlehem CT 06751	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/27/2028	21.5	21.5	19.3	0.01%
InUSA Ventures, Inc 508 Hyacinthus Court San Ramon CA 94582	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	Term Loan	Prime plus 2.75%	6/27/2028	47.7	47.7	42.2	0.01%
National Dredging Services of North Florida, Inc. 1537 Northwest Main Blvd. Lake City FL 32055	Repair and Maintenance	Term Loan	Prime plus 2.75%	6/27/2028	50.9	50.9	52.9	0.02%
Julie Cooper-Bierman dba Forever Shopper 7435 Piute Creek Dr Corona CA 92881	Nonstore Retailers	Term Loan	Prime plus 2.75%	6/27/2028	15.3	15.3	13.5	0.00%
National Dredging Services of North Florida, Inc. 1537 Northwest Main Blvd. Lake City FL 32055	Repair and Maintenance	Term Loan	Prime plus 2.75%	6/27/2043	28.5	28.5	31.5	0.01%
Bengals, Inc. dba Royal Liquor Mart 3714 E State Street Rockford IL 61108	Food and Beverage Stores	Term Loan	Prime plus 2.75%	6/26/2043	105.3	105.3	110.1	0.04%
Peter Thomas Roth Labs LLC, & June Jacobs Labs, LLC, 460 Park Avenue, Floor 16 New York NY 10022	Health and Personal Care Stores	Term Loan	Prime plus 2.75%	6/26/2028	883.1	883.1	803.4	0.28%
Sun Pools, Inc 130 Holiday LN Albany KY 42602	Plastics and Rubber Products Manufacturing	Term Loan	Prime plus 2.75%	6/25/2043	303.2	303.2	297.0	0.10%
DPF Filters Inc. 2832 Golden State Blvd. Madera CA 93637	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	6/25/2028	65.6	65.6	59.4	0.02%
Sun Pools, Inc dba Sun Fiberglass Pools 130 Holiday Lane Albany KY 42602	Plastics and Rubber Products Manufacturing	Term Loan	Prime plus 2.75%	6/25/2028	746.0	746.0	683.1	0.23%
Sushi Prime, LLC and Vasilia Investments 32 SE 2nd Ave Delray Beach FL 33444	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/22/2028	262.5	262.5	245.2	0.08%
Martha Beauty Supply And Braiding, Inc. 538 E Boughton Road Bolingbrook IL 60440	Personal and Laundry Services	Term Loan	Prime plus 2.75%	6/22/2043	139.7	139.7	154.2	0.05%
Judy E. Moncrief C.P.A LLC 910 Pierremont Road, Ste.311 Shreveport LA 71106	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	6/22/2028	8.5	8.5	7.5	0.00%

Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Principal	Cost	Fair Value	% of Net Assets
Mr. Lube, Inc 721 E Westpoint Drive. Wasilla AK 99654	Repair and Maintenance	Term Loan	Prime plus 2.75%	6/22/2043	$657.6	$657.6	$673.7	0.23%
The Desert House Assisted Living, LLC dba The Desert House Assisted Li 11055 E Grove St Mesa AZ 85208	Nursing and Residential Care Facilities	Term Loan	Prime plus 2.75%	6/22/2043	78.0	78.0	83.7	0.03%
Mr. Lube, Inc. 721 E. West Point Drive Wasilla AK 99654	Repair and Maintenance	Term Loan	Prime plus 2.75%	6/22/2028	559.7	559.7	538.6	0.18%
Surya Hotel LLC dba Hotel Royal 431 E Broadwy Long Beach CA 90802	Accommodation	Term Loan	Prime plus 2.75%	12/21/2028	129.5	129.5	134.9	0.05%
York Woods Tree Service, LLC dba York Woods Tree and Products, LLC 300 Harold Dow Highway Elliot ME 03903	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	6/21/2043	241.2	241.2	250.8	0.09%
Independent Life LLC 4955 S Durango Drive, Suite124 Las Vegas NV 89113	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	6/21/2028	119.3	119.3	105.4	0.04%
York Woods Tree Service, LLC dba York Woods Tree and Products, LLC 300 Harold Dow Highway Eliot ME 03903	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	6/21/2028	136.0	136.0	132.7	0.05%
Lilo Holdings LLC 933 Port Reading Avenue Port Reading NJ 07064	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/20/2028	17.9	17.9	16.3	0.01%
Mid America Motorworks, Inc and Yager Holdings L.P 2900 North 3rd Street Effingham IL 62401	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	6/19/2043	497.2	497.2	548.9	0.19%
Jones Roger Sherman Inn, Inc. 195 Oenoke Ridge New Canaan CT 06840	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/19/2028	418.0	418.0	434.2	0.15%
LCP Transportation, LLC dba LCP Teleservices 4310 Guion Road Indianapolis IN 46254	Transit and Ground Passenger Transportation	Term Loan	Prime plus 2.75%	6/19/2028	780.5	780.5	689.2	0.24%
Colovic Hackettstown Dairy LLC 22 Route 57 Hackettstown NJ 07840	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/19/2043	273.0	273.0	299.4	0.10%
Allen Theatre and Back Stage Cafe LLC 36 East. Main Street Annville PA 17003	Motion Picture and Sound Recording Industries	Term Loan	Prime plus 2.75%	6/18/2043	124.8	124.8	135.0	0.05%
Schumacker Recreation, LLC 5325 S University Drive Davie FL 33328	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	6/18/2028	143.2	143.2	148.8	0.05%
Northway Exit 29 Campground, Inc dba Adirondacks Jellystone Parks & Pa 4035 Blue Ridge Road North Hudson NY 12855	Accommodation	Term Loan	Prime plus 2.75%	6/15/2043	214.3	214.3	236.5	0.08%
Softrol Systems Inc dba Softrol Systems 1100 Northpoint Pkwy SE Acworth GA 30102	Computer and Electronic Product Manufacturing	Term Loan	Prime plus 2.75%	6/15/2028	890.4	890.4	797.1	0.27%

Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Principal	Cost	Fair Value	% of Net Assets
Venzix Ventures Inc. dba Venzix 750 Legend Oak Drive Fountain CO 80817	Nonstore Retailers	Term Loan	Prime plus 2.75%	6/15/2028	$12.6	$12.6	$12.2	0.00%
Oil Palace Inc. 10408 Highway 64 East Tyler TX 75707	Performing Arts, Spectator Sports, and Related Industries	Term Loan	Prime plus 2.75%	9/15/2043	143.1	143.1	158.1	0.05%
Dianne Williams and Louis Williams dba Sweetlips Store 3870 Sweet Lips Rd Henderson TN 38340	Food and Beverage Stores	Term Loan	Prime plus 2.75%	6/15/2043	45.8	45.8	48.9	0.02%
Barrett Appliance Distributors Inc. dba Barrett Appliance and Home Pr 1760 Swan Lake Road Bossier City LA 71111	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	6/14/2043	617.2	617.2	615.9	0.21%
Top Cat Ready Mix, LLC & Ples Investments LLC, Pappy’s Sand & Gravel 2040 Dowdy Ferry Road Dallas TX 75217	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	6/14/2028	149.2	149.2	139.1	0.05%
Tele Tax Express Inc 166 Getty Ave Paterson NJ 07503	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	6/14/2028	21.5	21.5	21.1	0.01%
Barrett Appliance Distributors, Inc dba Barrett Appliance and Home Pr 1760 Swan Lake Road Bossier City LA 71111	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	6/14/2028	480.7	480.7	449.3	0.15%
E & J Sims Co. LLC 28 Broad Street Bloomfield NJ 07003	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	6/14/2028	47.7	47.7	43.7	0.01%
Team Sandy Blanton Realty, Inc 1225 West Gregory St Pensacola FL 32502	Real Estate	Term Loan	Prime plus 2.75%	6/14/2043	96.7	96.7	98.2	0.03%
Mastiff Studios LLC 2919 West Colorado Avenue Colorado Springs CO 80904	Educational Services	Term Loan	Prime plus 2.75%	6/13/2043	42.4	42.4	46.2	0.02%
Ciasom LLC dba Mosaic 1040-1042 Richard Avenue Santa Clara CA 95050	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	6/11/2028	172.1	172.1	152.9	0.05%
Golf Swing Prescription LLC 26081 Merit Circle , Suite 103 Laguna Hills CA 92653	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	6/11/2028	12.6	12.6	11.1	0.00%
Skyways LTD,Jet 60 LLC,Mendean Jonath, Inc,Jet AOG, Inc & Jonathan Men 426 15th Street NW Huron SD 57350	Support Activities for Transportation	Term Loan	Prime plus 2.75%	6/8/2043	377.2	377.2	388.0	0.13%
Camp K-9 Pet Resort & Spa, Inc. 18501 Le Claire Avenue Tinley Park IL 60478	Personal and Laundry Services	Term Loan	Prime plus 2.75%	6/8/2028	7.9	7.9	7.1	0.00%
Beyond Grooming LLC and Michelle McWatters 1200 Old Martindale Rd San Marcos TX 78666	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	6/8/2043	42.6	42.6	46.4	0.02%
Icebox Cafe, L.C. and Icebox Cafe at Doral,LLC 1855 Purdy Avenue Miami Beach FL 33139	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/8/2028	755.7	755.7	681.1	0.23%

Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Principal	Cost	Fair Value	% of Net Assets
Applied Behavioral Consulting, Inc 422 Blooming Grove Tpke New Windsor NY 12553	Social Assistance	Term Loan	Prime plus 2.75%	6/7/2043	$49.5	$49.5	$53.7	0.02%
H S Corporation dba Lake Anna Lodge 5152 Courthouse Rd Spotsylvania VA 22551	Accommodation	Term Loan	Prime plus 2.75%	6/7/2043	130.0	130.0	143.6	0.05%
Anurag, LLC dba Oakwood Package Store 191-195 Oakwood Avenue West Hartford CT 06107	Food and Beverage Stores	Term Loan	Prime plus 2.75%	6/6/2043	136.0	136.0	140.0	0.05%
Sowells Consulting Engineers, LLC 13430 Northwest Freeway #260 Houston TX 77040	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	6/6/2028	21.5	21.5	19.1	0.01%
Hardway Inc and A F C Leasing, Inc 12533 S. 73rd East Place Bixby OK 74008	Rental and Leasing Services	Term Loan	Prime plus 2.75%	6/6/2028	282.7	282.7	249.7	0.09%
Funtime ,LLC dba Indoor Playgrounds International 13200 West Foxfire Drive Suite 144 Surprise AZ 85378	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	6/5/2028	239.1	239.1	211.3	0.07%
SSD Designs LLC 10840 Bay Hill Club Drive Charlotte NC 28277	Waste Management and Remediation Services	Term Loan	Prime plus 2.75%	6/5/2028	70.9	70.9	63.2	0.02%
BTD Feed & Nutrition, LLC dba Thomaston Feed Cheshire 943 South Main Street Cheshire CT 06410	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	6/1/2028	50.1	50.1	44.3	0.02%
Mastrocinque Restaurant Management Company LLC dba Santionii’s Itali 3535 Highway 17 Unit 14 &15 Fleming Island FL 32003	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/1/2028	80.0	80.0	77.6	0.03%
Seraj Wireless, LLC 132 Madison Ave Albany NY 12202	Electronics and Appliance Stores	Term Loan	Prime plus 2.75%	5/31/2028	118.6	118.6	122.2	0.04%
Awan Business Management Group LLC, Awan Sign Company lLLC &Awan Promo 14429 South Wallin Drive Plainfield IL 60544	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	5/31/2043	272.1	272.1	290.0	0.10%
Brooks Seaplane Service Inc and Lunt Enterprises LLC 24736 Clarington Drive Laguna Hills CA 92653	Scenic and Sightseeing Transportation	Term Loan	Prime plus 2.75%	5/31/2028	139.6	139.6	123.3	0.04%
SSMV LLC dba Burgerim 115 Pelham Road, Suite 1 Greenville SC 29615	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	5/30/2028	63.4	63.4	60.9	0.02%
Eagle Aggregate Transportation, LLC 4401 N I-35 Suite #113 Denton TX 76207	Truck Transportation	Term Loan	Prime plus 2.75%	5/30/2028	83.0	83.0	77.0	0.03%
Crowley Ventures, LLC 665 Worthington Rd Westerville OH 43082	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	5/29/2028	70.8	70.8	63.6	0.02%

Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Principal	Cost	Fair Value	% of Net Assets
Iloka, Inc dba New Cloud Networks 160 Inverness Drive. W Suite 150 Englewood CO 80112	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	5/25/2028	$237.2	$237.2	$222.3	0.08%
Conan Enterprises LLC 7447 E Rancho Vista Drive, Unit 50 Scottsdale AZ 85251	Nonstore Retailers	Term Loan	Prime plus 2.75%	5/25/2028	21.3	21.3	18.9	0.01%
Adow Pools LLC 393 Glenbrook Road Stamford CT 06906	Personal and Laundry Services	Term Loan	Prime plus 2.75%	5/25/2028	166.0	166.0	150.3	0.05%
Starship, LLC dba Tint World Smyrna 2274 S Atlanta Road SE Smyrna GA 30080	Repair and Maintenance	Term Loan	Prime plus 2.75%	5/25/2043	97.3	97.3	105.3	0.04%
Ocean Breeze Holdings, LLC, Ocean Beach Resort LLC & Ocean Breeze LanC 3 Williams Avenue Mystic CT 06355	Accommodation	Term Loan	Prime plus 2.75%	5/25/2043	1,245.1	1,245.1	1,374.5	0.47%
Broadalbin Properties LLC dba Broadalbin Hotel & 1854 Pub & Eatery 59 West Main St Broadalbin NY 12025	Accommodation	Term Loan	Prime plus 2.75%	10/25/2043	200.7	200.7	221.9	0.08%
Dream Spa LLC and Dream Spa Greenwich LLC 1220 Post Road East Westport CT 06880	Personal and Laundry Services	Term Loan	Prime plus 2.75%	5/25/2028	95.6	95.6	85.4	0.03%
Seaside Acupuncture LLC 1041 Johnnie Dodds Blvd, Suite 2-C Mount Pleasant SC 29464	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	5/24/2043	49.5	49.5	52.3	0.02%
DMA Equipment LLC 700 Lee Street Elk Grove Village IL 60007	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	5/24/2043	258.7	258.7	268.2	0.09%
Chem-Flotronics, Inc. 195 Paterson Avenue Little Falls NJ 07424	Nonmetallic Mineral Product Manufacturing	Term Loan	Prime plus 2.75%	5/22/2028	94.9	94.9	85.7	0.03%
LightStorm Security LLC 3737 Glenwood Ave., Suite #100 Raleigh NC 27529	Administrative and Support Services	Term Loan	Prime plus 2.75%	5/21/2028	5.1	5.1	4.5	0.00%
Yakov Levy M.D., P.C. 70-31 108th Street Forest Hills NY 11375	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	5/18/2028	104.1	104.1	92.4	0.03%
Mark A Espinoza, DDS PLLC dba Central Dental Care 9315 N Central Ave Phoenix AZ 85020	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	5/18/2028	57.8	57.8	51.1	0.02%
On Stage Enterprises LLC, On Stage Theaters Branson, LLC, On Stage Th 4570 W Post Road Suite #100 Las Vegas NV 89118	Performing Arts, Spectator Sports, and Related Industries	Term Loan	Prime plus 2.75%	5/17/2028	237.2	237.2	209.5	0.07%
JVLS LLC dba Vaccines 2 Go 4060 Johns Creek Parkway, Suite H, Suwanee GA 30024	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	5/17/2028	7.8	7.8	6.9	0.00%
Clore Construction LLC 21220 FM 1420 Harlingen TX 78550	Heavy and Civil Engineering Construction	Term Loan	Prime plus 2.75%	5/16/2028	142.4	142.4	132.9	0.05%
Joshua One Limited Liability Company dba Genesis Personal Fitness 28 North State Street Unit 100 Newtown PA 18940	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	5/16/2043	318.1	318.1	327.0	0.11%
Fireplace Outlet Inc 8216 Main Street Williamsville NY 14221	Furniture and Home Furnishings Stores	Term Loan	Prime plus 2.75%	5/15/2028	21.3	21.3	22.2	0.01%

Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Principal	Cost	Fair Value	% of Net Assets
James T. Hendel dba Autotexx Mobile Auto Repair 5857 Highway101 North Rockmart GA 30153	Repair and Maintenance	Term Loan	Prime plus 2.75%	5/15/2028	$7.1	$7.1	$7.4	0.00%
Galore Salon & Extension Lounge Inc dba Pretty Chic Hair & Lashes 5714 Edmondson Pike Suite 24 Nashville TN 37211	Personal and Laundry Services	Term Loan	Prime plus 2.75%	5/14/2028	4.3	4.3	3.8	0.00%
Adhara, LLC 18123 E Appleway Ave Spokane Valley WA 99016	Personal and Laundry Services	Term Loan	Prime plus 2.75%	5/11/2043	43.4	43.4	45.9	0.02%
Bote Virginia Beach, Inc. dba Bote Virginia Beach 1080 Nimmo Pkwy, Suite 104 Virginia Beach VA 23454	Sporting Goods, Hobby, Musical Instrument, and Book Stores	Term Loan	Prime plus 2.75%	5/11/2028	10.7	10.7	9.5	0.00%
Circle and Square, Inc dba Stamford Kumon 50 Forest Street Suite 902 Stamford CT 06901	Educational Services	Term Loan	Prime plus 2.75%	5/11/2028	40.3	40.3	35.6	0.01%
Daniel Woodward, DC PLLC dba Doc’s Body Shop 3084 N Goliad Street, Suite 114 Rockwall TX 75087	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	5/11/2028	39.1	39.1	34.5	0.01%
Baby Gentry’s Childcare & Learning Academy 4203 Shenandoah Drive Dayton OH 45417	Social Assistance	Term Loan	Prime plus 2.75%	5/10/2028	10.7	10.7	9.5	0.00%
P & M Entertainment, LLC dba Luv 2 Play 35 Lafayette Road Suite #8 North Hampton NH 03862	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	5/10/2028	114.4	114.4	105.6	0.04%
Buy Gitomer Inc., Gitgo LLC.,GitGo Archives, LLC, and Jeffrey Gitomer 310 Arlington Avenue Unit 329 Charlotte NC 28203	Educational Services	Term Loan	Prime plus 2.75%	5/9/2043	717.4	717.4	792.0	0.27%
Whitetail Nurseries Inc 2050 S. Beltline Road Mesquite TX 75181	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	5/9/2028	253.8	253.8	244.1	0.08%
Oculi Entertainment Inc 2000 W. Magnolia Blvd, Suite 100 Burbank CA 91506	Motion Picture and Sound Recording Industries	Term Loan	Prime plus 2.75%	5/8/2028	21.4	21.4	18.9	0.01%
Schmaltz Operations LLC dba Companion Camp 3408 Castle Rock Farm Road Pittsboro NC 27312	Personal and Laundry Services	Term Loan	Prime plus 2.75%	5/7/2028	56.9	56.9	54.9	0.02%
Container Shipping, LLC 533 Nova Rd Suite 213B Ormond Beach FL 32174	Support Activities for Transportation	Term Loan	Prime plus 2.75%	5/4/2028	47.4	47.4	41.9	0.01%
Wilbur Standford Jr Trucking and Excavating, LLC 7505 North Chases Lake Road Watson NY 13343	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	5/3/2028	227.7	227.7	223.5	0.08%
McIntosh Trail Management Service Organization, Inc. 747 South Hill Street Griffin GA 30223	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	5/1/2028	90.1	90.1	93.6	0.03%
Olmsted LLC and 626 Van LLC dba Maison Yaki 659 Vanderbilt Avenue Brooklyn NY 11238	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/1/2029	235.3	235.3	214.3	0.07%

Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Principal	Cost	Fair Value	% of Net Assets
Metropolitan Solutions Inc. 1420 Chestnut Street Portsmouth VA 23704	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	4/30/2043	$122.9	$122.9	$129.4	0.04%
Brenden Kehren Development LLC 14689 Gemara Road Sparta WI 54656	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	4/30/2028	2.8	2.8	2.5	0.00%
Saltamontes Tire Company, LLC 1955 Boston Avenue Brodgeport CT 06604	Repair and Maintenance	Term Loan	Prime plus 2.75%	4/30/2043	101.3	101.3	107.6	0.04%
Corona Dance, LLC dba Huracan Dance Studio 480 West Main Street Stamford CT 06902	Performing Arts, Spectator Sports, and Related Industries	Term Loan	Prime plus 2.75%	4/30/2028	11.3	11.3	10.0	0.00%
SOWC Associates LLC dba Serenity Oaks Wellness Center 4200 SW 54th Court Fort Lauderdale FL 33314	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	4/30/2043	1,237.7	1,237.7	1,366.3	0.47%
Sunlinc Inc 170 Canterbury Court East Windsor NJ 08520	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	4/30/2028	9.2	9.2	8.1	0.00%
Suraj Enterprises, Inc. 11720 W. Airport Road Meadows Place TX 77477	Food and Beverage Stores	Term Loan	Prime plus 2.75%	4/27/2028	295.0	295.0	280.9	0.10%
Contrada Snacks LLC 36 Briar Ct Hamburg NJ 07419	Truck Transportation	Term Loan	Prime plus 2.75%	4/27/2028	9.6	9.6	8.5	0.00%
Little Angels Daycare and Learning Center LLC 4551 Summit Boulevard West Palm Beach FL 33415	Social Assistance	Term Loan	Prime plus 2.75%	4/27/2043	158.8	158.8	175.3	0.06%
Kastoria Inc. dba Bantam Pizza 768 Bantam Road Bantam CT 06750	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	4/27/2028	14.1	14.1	12.6	0.00%
Rory James Contracting LLC 33 Bennett Place Amityville NY 11701	Construction of Buildings	Term Loan	Prime plus 2.75%	4/27/2028	15.1	15.1	13.4	0.00%
LMH Optics LLC dba Sterling Optical 1272 Smallwood Dr West Waldorf MD 20603	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	4/26/2028	47.1	47.1	41.7	0.01%
RWT Corporation dba Welding Works 32 New Road Madison CT 06443	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	4/26/2043	210.1	210.1	207.4	0.07%
Pledge 4 Hope LLC 53 Bayberry Loop South Purvis MS 39475	Data Processing, Hosting, and Related Services	Term Loan	Prime plus 2.75%	4/26/2028	14.1	14.1	12.5	0.00%
RWT Corporation dba Welding Works 32 New Road Madison CT 06443	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	4/26/2028	489.6	489.6	452.2	0.15%
K&S Hardware LLC 1865 W Wayzata Blvd Long Lake MN 55356	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	4/26/2028	21.2	21.2	18.7	0.01%
Matrix Z, LLC 800 SW 21st Terrace Ft Lauderdale FL 33312	Nonmetallic Mineral Product Manufacturing	Term Loan	Prime plus 2.75%	4/26/2028	70.8	70.8	70.8	0.02%
Joe & Sons Service, Inc 855 Atwood Ave Cranston RI 02920	Repair and Maintenance	Term Loan	Prime plus 2.75%	4/24/2028	106.1	106.1	110.2	0.04%
Kneading Dough LLC dba NY Bagel Cafe & Deli,NY Bagle, New York Bagle,N 10287 Okeechobee Blvd #13 Royal Palm Beach FL 33411	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/23/2029	18.1	18.1	16.7	0.01%

Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Principal	Cost	Fair Value	% of Net Assets
Nando LLC dba Tall Timbers Banquet and Conference Center 13831 National Rd SW Reynoldsburg OH 43068	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	4/20/2028	$19.1	$19.1	$17.3	0.01%
Just for Boats LLC 459 Dupre Road McClellanville SC 29458	Repair and Maintenance	Term Loan	Prime plus 2.75%	4/20/2043	17.3	17.3	19.1	0.01%
Digzy Dogz and Grill LLC 8310 E 700 N New Carlisle IN 46552	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	4/20/2028	8.5	8.5	8.2	0.00%
Spitnale’s Garage LLC 3761 Mahoning Ave Youngstown OH 44515	Repair and Maintenance	Term Loan	Prime plus 2.75%	4/20/2043	59.5	59.5	62.6	0.02%
Rosemarie Products Company LLC 5400 Crooked Tree Drive Mason OH 45040	Health and Personal Care Stores	Term Loan	Prime plus 2.75%	4/18/2028	14.1	14.1	12.5	0.00%
Means Enterprises LLC 4150 Legacy Drive N Suite # 412 Frisco TX 75034	Furniture and Home Furnishings Stores	Term Loan	Prime plus 2.75%	4/18/2028	7.1	7.1	6.3	0.00%
James L Shoemaker APCC 221 W Judge Perez Drive Chalmette LA 70043	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	4/18/2028	15.1	15.1	13.4	0.00%
A New Dawn Psychotherapy Associates, LLC 308 E Broad St Bethlehem PA 18018	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	4/18/2043	86.5	86.5	88.6	0.03%
Veterinary Preventive Care, LLC 945 Riverview Ct Xenia OH 45385	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	4/18/2028	44.1	44.1	40.4	0.01%
The Vine, LLC 609 Sutter St Folsom CA 95630	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	4/17/2028	11.2	11.2	10.3	0.00%
Southern Oaks Athletic Club, LLC 15253 Shenandoah Avenue BATON ROUGE LA 70817	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	4/17/2043	362.9	362.9	392.7	0.13%
Southern HVAC LLC 119 Ouachita 212 Camden AZ 71701	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	4/17/2043	22.2	22.2	22.6	0.01%
Southern HVAC LLC 119 Ouachita 212 Camden AR 71701	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	4/17/2028	37.7	37.7	35.9	0.01%
1301 Starks Inc. 1301 West Atkinson Ave Milwaukee WI 53206	Food and Beverage Stores	Term Loan	Prime plus 2.75%	4/16/2028	21.2	21.2	21.5	0.01%
Patricia A. Freeman & Samuel C. Freeman dba Teenas Pizza 35 E Main Street Pekin IN 47165	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	4/13/2043	43.0	43.0	45.4	0.02%
Precision Components Group Inc 190 Doty Circle West Springfield MA 01089	Miscellaneous Manufacturing	Term Loan	Prime plus 2.75%	4/11/2028	21.2	21.2	20.4	0.01%
Sexy Nails Center LLC 57 Passaic Street Garfield NJ 07026	Personal and Laundry Services	Term Loan	Prime plus 2.75%	4/10/2043	200.1	200.1	217.5	0.07%
Mark Baker 1653 Evalie Dr Fairfield OH 45014	Truck Transportation	Term Loan	Prime plus 2.75%	4/9/2028	11.3	11.3	10.3	0.00%
Innovation Transport LLC 1 International Boulevard, Suite 400 Mahwah NJ 07495	Truck Transportation	Term Loan	Prime plus 2.75%	4/6/2028	48.3	48.3	46.5	0.02%
Newsome Mobile Notary LLC 8153 12th Ave SW Seattle WA 98106	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	4/5/2028	4.9	4.9	4.4	0.00%
Shree Lakshminarayyn Grocery Stores LLC 3307 Charles Street Rockford IL 61108	Gasoline Stations	Term Loan	Prime plus 2.75%	4/5/2043	118.6	118.6	126.3	0.04%

Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Principal	Cost	Fair Value	% of Net Assets
Bean City Bar and Grill LLC N 2505 Bean City Road New London WI 54961	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	4/4/2043	$93.4	$93.4	$99.9	0.03%
Alaska Industrial Paint LLC 229 Whitney Road Unit B Anchorage AK 99501	Repair and Maintenance	Term Loan	Prime plus 2.75%	3/30/2043	220.1	220.1	233.4	0.08%
GQ Investments,LLC 5772 Miami Lakes Drive East Miami FL 33014	Electrical Equipment, Appliance, and Component Manufacturing	Term Loan	Prime plus 2.75%	3/30/2028	197.2	197.2	177.9	0.06%
B&C Texas Leasing Inc and M&W Hot Oil, Inc. 8124 Sprague Road Odessa TX 73764	Truck Transportation	Term Loan	Prime plus 2.75%	3/30/2028	918.0	918.0	883.7	0.30%
Master Roofing and Siding Inc. 25 Robert Pitt Dr Suite 213 Monsey NY 10952	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	3/30/2028	248.2	248.2	218.9	0.07%
Romancing the Stone 140 Centre of New England Blvd Coventry RI 02816	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	3/30/2043	344.1	344.1	359.5	0.12%
Alaska Industrial Paint LLC 229 Whitney Road, Unit B Anchorage AK 99501	Repair and Maintenance	Term Loan	Prime plus 2.75%	3/30/2028	116.9	116.9	117.0	0.04%
Michael S Brown Physical Therapy, P.C 300 Hempstead Tpke Ste. 3 & 4 Hempstead NY 11552	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	3/30/2028	92.0	92.0	81.2	0.03%
Arrow Freight Inc 1000 Jorie Boulevard Suite 250 Oak Brook IL 60523	Truck Transportation	Term Loan	Prime plus 2.75%	3/30/2028	666.0	666.0	587.3	0.20%
B&C Texas Leasing Inc.,M & W Hot Oill, Inc 8124 Sprague Road Odessa TX 79764	Truck Transportation	Term Loan	Prime plus 2.75%	3/30/2043	266.5	266.5	272.9	0.09%
Fifth Wheel Truck Stop 001 3767 S Golden State Boulevard Fresno CA 93725	Gasoline Stations	Term Loan	Prime plus 2.75%	3/30/2043	1,132.4	1,132.4	1,143.3	0.39%
Boulevard Books Inc. 1195 Castleton Avenue Staten Island NY 10310	Publishing Industries (except Internet)	Term Loan	Prime plus 2.75%	3/30/2043	119.7	119.7	127.7	0.04%
America’s Little Leaders Academy, Inc 2570 NW 152nd Terrace Opa-Locka FL 33054	Social Assistance	Term Loan	Prime plus 2.75%	3/30/2043	22.2	22.2	23.8	0.01%
Payne’s Environmental Services LLC 5617 Causeway Blvd Tampa FL 33619	Administrative and Support Services	Term Loan	Prime plus 2.75%	3/30/2028	212.3	212.3	202.7	0.07%
Technical Ordnance Solutions, LLC 9950 Business Circle, Suite 13 Naples FL 34112	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	3/30/2028	1,142.6	1,142.6	1,016.0	0.35%
Kaz Wellness, LLC dba Grounded Wellness Center 104 Clover Court Bartlett IL 60103	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	3/29/2028	14.9	14.9	13.8	0.00%
Hot Shot Services, Inc and TFB, Ltd Co 4111 Ellison Street NE ALBUQUERQUE NM 87109	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	3/29/2043	394.8	394.8	435.5	0.15%
Lou & Choo Enterprises Inc. 2101 West Hunting Park Avenue Philadelphia PA 19140	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/28/2044	33.8	33.8	37.4	0.01%

Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Principal	Cost	Fair Value	% of Net Assets
Cartwright Termite & Pest Control Inc. and Cartwright Termite &Pest Co 1376 Broadway El Cajon CA 92021	Administrative and Support Services	Term Loan	Prime plus 2.75%	3/28/2028	$218.0	$218.0	$206.8	0.07%
Kenneth Whelchel dba Whelchel Fencing and Construction 505 West Street Esbon KS 66941	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	3/28/2028	61.6	61.6	57.4	0.02%
Montage Mountain Resorts, LP 1000 Montage Mountain Rd Scranton PA 18505	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	3/28/2043	1,233.7	1,233.7	1,360.8	0.47%
Corning Lumber Company Inc & Frank R Close & Son Inc dba True Valley C 111 E. Laurel Street Willows CA 95988	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	3/28/2028	82.0	82.0	85.0	0.03%
Clancy 15 LLC and Allied Molded Products LLC 1145 13th Avenue East Palmetto FL 34221	Plastics and Rubber Products Manufacturing	Term Loan	Prime plus 2.75%	3/28/2043	212.4	212.4	216.5	0.07%
Clancy 15 LLC and Allied Molded Products LLC 1145 13th Avenue East Palmetto FL 34221	Plastics and Rubber Products Manufacturing	Term Loan	Prime plus 2.75%	3/28/2028	145.1	145.1	138.7	0.05%
K.C. Communications, Inc. 2715 Saturn Street Brea CA 92821	Telecommunications	Term Loan	Prime plus 2.75%	3/27/2028	58.5	58.5	60.7	0.02%
Towing Professionals of Arizona Inc dba Shamrock Towing & All Valley I 2801 W Osborn Road Phoenix AZ 85017	Support Activities for Transportation	Term Loan	Prime plus 2.75%	3/26/2043	531.7	531.7	524.0	0.18%
Towing Professionals of Arizona Inc dba Shamrock Towing, All Valley Im 2801 W Osborn Road Phoenix AZ 85017	Support Activities for Transportation	Term Loan	Prime plus 2.75%	3/26/2028	140.5	140.5	129.5	0.04%
Cable Management, LLC 200 Pratt Street Meriden CT 06450	Waste Management and Remediation Services	Term Loan	Prime plus 2.75%	3/23/2028	92.7	92.7	89.2	0.03%
Aque Investment Group LLC 3838 N. Sam Houston Parkway E Houston TX 77032	Real Estate	Term Loan	Prime plus 2.75%	3/23/2028	248.7	248.7	258.0	0.09%
Denton BioFuels LLC and Amercian BioSource, LLC 624 W. University Drive.#359 Denton TX 76201	Waste Management and Remediation Services	Term Loan	Prime plus 2.75%	3/23/2028	91.3	91.3	85.6	0.03%
All Regional Recyclers of Wood LLC dba ARROW 104 Wooster Street Bethal CT 06801	Waste Management and Remediation Services	Term Loan	Prime plus 2.75%	3/23/2028	122.9	122.9	118.1	0.04%
Shweiki Media Inc dba Study Breaks Magazine 4954 Space Center Drive San Antonio TX 78218	Publishing Industries (except Internet)	Term Loan	Prime plus 2.75%	3/23/2028	70.3	70.3	71.7	0.02%
Sunshine Tents and Event Rentals LLC 2322 SW 58th Terrace West Park FL 33023	Rental and Leasing Services	Term Loan	Prime plus 2.75%	3/23/2028	57.8	57.8	60.0	0.02%
New York Label & Box Corp 50 Oval Drive Islandia NY 11749	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	3/23/2043	1,233.7	1,233.7	1,298.7	0.44%
Sofasco, Inc 182 Garber Lane Winchester VA 22602	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	3/23/2043	98.7	98.7	99.9	0.03%
Kajun Martial Arts LLC 36546 Mission Street Prairieville LA 70769	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	3/23/2028	21.1	21.1	19.0	0.01%

Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Principal	Cost	Fair Value	% of Net Assets
ME Interiors LLC 8816 S Sheridan Road Tulsa OK 74133	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	3/22/2028	$17.6	$17.6	$15.5	0.01%
GeoTek Alaska, Inc 2756 Commercial Drive Anchorage AK 99501	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	3/21/2043	838.9	838.9	885.6	0.30%
Rexco Foods LLC dba Papa John’s 18640 Fm 1488 Suite C Magnolia TX 77354	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/20/2028	39.8	39.8	35.1	0.01%
RTSP Union LLC 2438 Route 22 East Union NJ 07083	Sporting Goods, Hobby, Musical Instrument, and Book Stores	Term Loan	Prime plus 2.75%	9/20/2028	1,164.4	1,164.4	1,096.3	0.38%
Cest Chic Concepts, LLC dba Salon Cest Chic 15231 Hall Station Road Unit 104 Bowie MD 20721	Personal and Laundry Services	Term Loan	Prime plus 2.75%	3/19/2028	10.5	10.5	9.6	0.00%
Petroleum Equipment & Services, Inc 5631 Silverado Way Unit G Anchorage AK 99518	Support Activities for Mining	Term Loan	Prime plus 2.75%	3/16/2028	234.2	234.2	241.7	0.08%
Camerabots Media, LLC 4501 Ford Ave Suite 207 Alexandria VA 22302	Motion Picture and Sound Recording Industries	Term Loan	Prime plus 2.75%	3/16/2028	14.1	14.1	12.7	0.00%
Car Pro Auto Spa of Stuart, LLC dba Tide Pools Island Gifts 1615 SE Decker Ave Stuart FL 34994	Repair and Maintenance	Term Loan	Prime plus 2.75%	3/16/2028	21.1	21.1	21.9	0.01%
Rojenco, Inc. dba Buggy Bathe Auto Wash Lube & Detail Shoppe 2217 Richmond Road Williamsburg VA 23188	Repair and Maintenance	Term Loan	Prime plus 2.75%	3/15/2043	512.2	512.2	547.1	0.19%
Rojenco II,Inc. 4357 Shore Drive Virginia Beach VA 23455	Repair and Maintenance	Term Loan	Prime plus 2.75%	9/15/2043	76.1	76.1	81.3	0.03%
Bear Bones, Inc. 43 Libson Street Lewiston ME 04240	Beverage and Tobacco Product Manufacturing	Term Loan	Prime plus 2.75%	3/15/2043	22.2	22.2	24.0	0.01%
CTD Operations Inc 219 Saint Nazaire Rd STE G Broussard LA 70518	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	7/15/2028	62.1	62.1	55.9	0.02%
Rojenco, Inc. dba The Buggy Bathe Auto Wash Lube & Detail Shoppe 2217 Richmond Road Williamsburg VA 23188	Repair and Maintenance	Term Loan	Prime plus 2.75%	9/15/2043	76.1	76.1	81.3	0.03%
Rojenco II, Inc. 4357 Shore Drive Virginia Beach VA 23455	Repair and Maintenance	Term Loan	Prime plus 2.75%	3/15/2043	397.2	397.2	424.3	0.15%
Summit Insights Group LLC 19 Briant Parkway Summit NJ 07901	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	Term Loan	Prime plus 2.75%	3/14/2028	79.0	79.0	69.7	0.02%
Dante Ultimate Cleaning Service LLC 16969 River Park Dr Covington LA 70345	Administrative and Support Services	Term Loan	Prime plus 2.75%	3/9/2028	9.6	9.6	9.0	0.00%
SRG Waterfront LLC 88 District Square SW Washington DC 20005	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/9/2028	292.7	292.7	261.9	0.09%
2b Mom Inc dba Mom’s the Word Maternity 3150 18th Street, Suite 435 San Francisco CA 94110	Clothing and Clothing Accessories Stores	Term Loan	Prime plus 2.75%	3/9/2028	91.4	91.4	80.6	0.03%

Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Principal	Cost	Fair Value	% of Net Assets
Bee Kidz Funzone Inc 10301 Southern Blvd Royal Palm Beach FL 33411	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	3/9/2028	$183.5	$183.5	$167.8	0.06%
Integrity Machinery Moving, LLC 9125 North Time Oil Road Portland OR 97203	Support Activities for Transportation	Term Loan	Prime plus 2.75%	3/8/2028	21.1	21.1	21.9	0.01%
Treft Systems Inc 1050 Kings Highway North Suite #107 Cherry HIll NJ 08034	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	3/8/2028	14.1	14.1	12.5	0.00%
Unpainted Arizona, LLC dba Westside Bowl 2617 Mahoning Ave Youngstown OH 44509	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	8/7/2043	103.4	103.4	108.0	0.04%
Play4Fun dba Luv 2 Play 13722 Jamboree Road Irvine CA 92602	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	3/7/2028	167.5	167.5	154.9	0.05%
BC Bishop Enterprises LLC dba 9Round Pooler 105-107 Grand Central Blvd Pooler GA 31322	Educational Services	Term Loan	Prime plus 2.75%	3/2/2028	7.9	7.9	7.1	0.00%
Espinoza & Salinas Group Ltd dba Credit 360 Consulting 17806 IH 10Ste 300 SAN ANTONIO TX 78257	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	3/2/2028	4.6	4.6	4.2	0.00%
Stepping Stones Childrens Academy 720 Rancho Del Norte Drive Las Vegas NV 89031	Social Assistance	Term Loan	Prime plus 2.75%	3/2/2043	251.2	251.2	270.5	0.09%
Connie Engelbrecht 20640 Raven Drive Eagle River AK 99577	Nonmetallic Mineral Product Manufacturing	Term Loan	Prime plus 2.75%	2/28/2028	2.8	2.8	2.5	0.00%
The Law Offices of Samuel R Miller LLC 7405 Lake Worth Road Lake Worth FL 33467	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	2/28/2043	117.3	117.3	129.1	0.04%
Merciful Heavenly Homes, LLC 401 Dillar’s Mill Road Tyner NC 27980	Nursing and Residential Care Facilities	Term Loan	8%	2/28/2043	65.1	65.1	60.9	0.02%
Urban Fitness Group LLC dba Crunch Fitness Group LLC 2800 S IH-35, Suite 220 Round Rock TX 78681	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	2/28/2028	208.4	208.4	216.2	0.07%
Carey Collision Repairs Inc. 295 D Bucheimer Road Fredrick MD 21701	Repair and Maintenance	Term Loan	Prime plus 2.75%	2/27/2028	69.8	69.8	63.3	0.02%
Betty’s Catering Corp, Betty’s Decoration & Wedding Center Inc. 94-33 Corona Ave Corona NY 11373	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/26/2043	351.1	351.1	387.3	0.13%
Purely Seed LLC 11515 Lake Lane, Suite 102 Chisago MN 55013	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	2/26/2028	116.3	116.3	102.6	0.04%
Carries Cakes and Catering, Inc dba Carrie’s Cakes and Confections 4308 Holland Road Virginia Beach VA 23452	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/23/2028	4.7	4.7	4.2	0.00%
Jackpine Technologies Corporation Mill & Main Building 2 Ste 640 Maynard MA 01754	Publishing Industries (except Internet)	Term Loan	Prime plus 2.75%	2/22/2028	73.6	73.6	71.4	0.02%
Crossfit iQ LLC 346 Pike Road, Bay 8 & 9 West Palm Beach FL 33411	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	2/21/2028	39.5	39.5	35.9	0.01%

Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Principal	Cost	Fair Value	% of Net Assets
Wellfleet Consulting Inc. 2275 Research Blvd Suite 500 Rockville MD 20850	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	2/21/2028	$14.0	$14.0	$12.3	0.00%
New View Media Group LLC 1 Old Wolfe Road Suite 205 Budd Lake NJ 07828	Publishing Industries (except Internet)	Term Loan	Prime plus 2.75%	2/16/2028	76.8	76.8	79.6	0.03%
Town & Country Transportation Co. 191-193 Arch Street New Britain CT 06051	Transit and Ground Passenger Transportation	Term Loan	Prime plus 2.75%	2/16/2028	61.7	61.7	64.0	0.02%
Lulinjett LLC dba All American Printing & Design 4621 Bayshore Road Fort Myers FL 33917	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	2/14/2043	104.9	104.9	115.7	0.04%
Margab Inc dba Smoothie King 14200 SW 8th St Unit #102 Miami FL 33184	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/13/2028	11.9	11.9	10.8	0.00%
JumboMarkets, Inc. 15500 SW Trail Drive Indiantown FL 34956	Food and Beverage Stores	Term Loan	Prime plus 2.75%	2/13/2028	193.1	193.1	176.7	0.06%
Tony Herring & Associates, Inc. 211 West Camellia Drive Slidell LA 70458	Furniture and Home Furnishings Stores	Term Loan	Prime plus 2.75%	2/9/2028	7.7	7.7	7.8	0.00%
Quality Machine of Iowa, Inc 1040 4th Avenue Audubon IA 50025	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	2/9/2028	1,200.2	1,200.2	1,157.9	0.40%
Start “UP “Dreams, Inc dba SDC Concrete and Start”UP” Dream Constructi 30521 134th St SE Sultan WA 98294	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	2/9/2028	69.8	69.8	65.3	0.02%
Apps Inc., Market Share, and Singular Leaseholdings LLC 800 Village Walk #159 Guilford CT 06437	Telecommunications	Term Loan	Prime plus 2.75%	2/8/2028	487.7	487.7	430.1	0.15%
De La Vega LLC dba De La Vega Deland and De La Vega Oviedo 128 North Woodland Blvd Deland FL 32720	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/7/2028	73.2	73.2	67.2	0.02%
Macrotech Integrated Management Solutions dba Extreme Lawn Care 2425 Durrance LN Ormond Beach FL 32174	Repair and Maintenance	Term Loan	Prime plus 2.75%	2/5/2028	11.2	11.2	11.6	0.00%
Midlothian Hardware Inc dba Grills True Value 4751 West 147th Street Midlothian IL 60445	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	2/2/2028	14.0	14.0	14.4	0.00%
M&R Wong LLC 1431 N Durham Drive Houston TX 77008	Administrative and Support Services	Term Loan	Prime plus 2.75%	2/1/2028	11.1	11.1	9.8	0.00%
Chace Building Supply of CT Inc., 90 Route 171 Woodstock CT 06281	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	1/31/2043	295.6	295.6	326.1	0.11%
USA General Investment LLC dba Braniff Paint and Body Shop 2290 NW 21st Terrace Miami FL 33142	Repair and Maintenance	Term Loan	Prime plus 2.75%	1/31/2028	13.9	13.9	12.6	0.00%
Rocco’sLandscaping LLC 151 Kitts Lane Newington CT 06111	Administrative and Support Services	Term Loan	Prime plus 2.75%	1/31/2043	73.8	73.8	81.4	0.03%

Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Principal	Cost	Fair Value	% of Net Assets
WydeBodi, LLC dba Wyde Bodi Auto Tags 706 North 37th Street Philadelphia PA 19104	Support Activities for Transportation	Term Loan	Prime plus 2.75%	1/30/2043	$46.8	$46.8	$49.8	0.02%
New Phaze Packaging Inc 9533 Irondale Avenue Los Angeles CA 91311	Paper Manufacturing	Term Loan	Prime plus 2.75%	1/26/2043	944.2	944.2	1,035.5	0.35%
Parati USA Inc 1018 Wilt Avenue Ridgefield NJ 07657	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	1/25/2028	19.6	19.6	17.3	0.01%
Concrete Services LLC and James Ward 24 County Road 901 Jemison AL 35085	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	1/25/2028	92.4	92.4	86.7	0.03%
Southside BBQ Corp 16032 South Highway 16 Cherokee TX 76832	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	1/25/2028	18.0	18.0	18.7	0.01%
Flair Interiors, Inc dba Giant Don’s Flooring America 7725 Old Seward Highway Anchorage AK 99502	Furniture and Home Furnishings Stores	Term Loan	Prime plus 2.75%	1/24/2028	127.1	127.1	131.8	0.05%
Tier1 Solutions LLC 1000 Essington Road Juliet IL 60435	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	1/23/2028	6.9	6.9	6.3	0.00%
Weeping Willow Kennels, Inc. 6041 Hammond School Road Salisbury, MD 21804	Personal and Laundry Services	Term Loan	Prime plus 2.75%	1/19/2028	9.7	9.7	10.1	0.00%
Friend Contractors, LLC 1950 Mill Bay Road Kodiak AK 99615	Construction of Buildings	Term Loan	Prime plus 2.75%	1/19/2043	228.9	228.9	240.1	0.08%
Lavish Specs Inc 262 Glen Street Glen Cove NY 11542	Machinery Manufacturing	Term Loan	Prime plus 2.75%	1/19/2028	6.9	6.9	6.1	0.00%
MedWorxs Inc. 6857 Timbers Dr. Evergreen CO 80439	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	1/18/2028	72.8	72.8	64.2	0.02%
Lou & Choo Enterprises Inc dba Lou & Choo Lounge 2101, 2103 & 2105 West Hunting Park Ave Philadelphia PA 19140	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	1/18/2043	113.2	113.2	117.9	0.04%
Specialized Dairy Processors LLC and Nathaly Zapata 2200 N Commerce Parkway Weston FL 33326	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	1/16/2028	60.1	60.1	53.0	0.02%
Human Resource Time Manager LLC 2737 Humphrey Street East Elmhurst NY 11369	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	1/8/2028	14.3	14.3	14.8	0.01%
Impress Therapeutic Massage LLC 3145 Suntree Blvd. Suite 102 Rockledge FL 32955	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	1/8/2043	62.0	62.0	66.6	0.02%
Crad Holding LLC dba Neighborhood Laundry of Bloomfield 60 Dodd Street Bloomfield NJ 07003	Personal and Laundry Services	Term Loan	Prime plus 2.75%	1/5/2028	57.8	57.8	51.4	0.02%
Sandfree Systems LLC 116 Cricket Avenue Suite B Ardmore PA 19003	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	1/5/2028	6.9	6.9	7.2	0.00%
Social Link LLC 41Peabody Street Nashville TN 37210	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	12/29/2027	10.3	10.3	9.1	0.00%

Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Principal	Cost	Fair Value	% of Net Assets
Anglin Cultured Stone Products LLC 877 Salem Church Road Newark DE 19702	Construction of Buildings	Term Loan	Prime plus 2.75%	12/27/2042	$632.8	$632.8	$634.0	0.22%
Morrocco Method, Inc 800 Farroll Rd Grover Beach CA 93433	Chemical Manufacturing	Term Loan	Prime plus 2.75%	12/27/2042	715.3	715.3	768.8	0.26%
Salida Family Chiropractic-PPLC dba Salida Sport and Spine 203 G Street Salida CO 81201	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/22/2027	11.0	11.0	9.7	0.00%
Landmark Ventures USA Inc 475 Park Avenue South 25th Floor New York NY 10016	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	Term Loan	Prime plus 2.75%	12/22/2027	57.4	57.4	50.5	0.02%
TrialHawk Litigation Group LLC 11710 Plaza America Drive, Suite #2000 Reston VA 20190	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	12/22/2027	14.5	14.5	12.7	0.00%
Advance Case Parts Inc 12489 NW 44th Street Coral Springs FL 33065	Repair and Maintenance	Term Loan	Prime plus 2.75%	12/22/2027	45.4	45.4	43.9	0.02%
Dudeck Enterprise LLC dba Detail Garage Las Vegas 2360 South Rainbow Blvd, Suite 3 Las Vegas NV 89146	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	12/22/2027	14.9	14.9	15.5	0.01%
Muckamuck Trucks, Inc. 510 S Spring Street Ukiah CA 95482	Truck Transportation	Term Loan	Prime plus 2.75%	12/22/2027	12.7	12.7	12.2	0.00%
Medical Plaza of Boro Park PC 1266 51St 1st Floor Brooklyn NY 11219	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/22/2027	57.4	57.4	50.5	0.02%
O’Rourke’s Diner, LLC 728 Main Street Middleton CT 06457	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/22/2027	3.4	3.4	3.4	0.00%
Bisson Transportation Inc 85 Eisenhower Drive Westbrook ME 04092	Truck Transportation	Term Loan	Prime plus 2.75%	12/22/2027	68.9	68.9	68.1	0.02%
Jacliff Investments Inc dba International Heal 2355 South 1070 West, Suite D Salt Lake City UT 84119	Publishing Industries (except Internet)	Term Loan	Prime plus 2.75%	12/22/2027	45.9	45.9	40.4	0.01%
Lab Partner, LLC and Beechtree Diagnostics, LLP and Cottonwood Diag 12351 Gateway Park Place Draper UT 84020	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	12/22/2027	714.6	714.6	638.3	0.22%
DHD Enterprise LLC dba Edible Arrangements #1699 828 Washington Avenue Miami Beach FL 33139	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	12/21/2027	21.0	21.0	19.4	0.01%
Tropical Stone LLC 4 Lee Blvd Malvern PA 19355	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	12/21/2027	173.2	173.2	179.4	0.06%
Ameco Forest Products LLC 5100 SE Rice Lane Amity OR 97101	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	12/21/2027	160.7	160.7	166.5	0.06%
Blue Lagoon Resort, LLC dba Hill View Cottages 3670 Lake Shore Drive Lake George NY 12845	Accommodation	Term Loan	Prime plus 2.75%	12/21/2042	184.8	184.8	203.7	0.07%
CT Auto Spa LLC 39 Albany Turnpike West Simsbury CT 06092	Repair and Maintenance	Term Loan	Prime plus 2.75%	12/21/2027	198.5	198.5	204.0	0.07%
DBMS Consulting, Inc. 164 West 83rd Street- Units CF1 and CF2 New York NY 10024	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	12/20/2027	68.9	68.9	66.4	0.02%

Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Principal	Cost	Fair Value	% of Net Assets
Best Quality Home Care LLC 317 S Berry Street Centralia WA 98531	Nursing and Residential Care Facilities	Term Loan	Prime plus 2.75%	12/19/2027	$7.1	$7.1	$6.3	0.00%
CZAR Industries, Inc. 1424 Heath Avenue Ewing NJ 08638	Machinery Manufacturing	Term Loan	Prime plus 2.75%	12/19/2027	248.9	248.9	234.3	0.08%
Auto Excellance of Fort Myers Inc. 3105 Fowler Street Fort Myers FL 33901	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	12/19/2042	104.4	104.4	115.1	0.04%
JMD Aviation Holdings, LLC 8050 North West 90th Street Medley FL 33166	Rental and Leasing Services	Term Loan	Prime plus 2.75%	12/15/2027	459.1	459.1	468.4	0.16%
Capital Containers LLC 7610 Auburn Blvd #4B Citrus Heights CA 95610	Truck Transportation	Term Loan	Prime plus 2.75%	12/15/2027	20.7	20.7	18.6	0.01%
Ocean Trans LLC & Dehal Trucking LLC 1415 W. Anderson Street Stockton CA 95206	Truck Transportation	Term Loan	Prime plus 2.75%	12/15/2042	599.6	599.6	603.2	0.21%
Crystal II Auto Glass Inc 2041 Hylan Blvd Staten Island NY 10306	Repair and Maintenance	Term Loan	Prime plus 2.75%	12/15/2027	14.1	14.1	12.5	0.00%
1-0 Granny’s Helpful Hands, LLC 705 East Lake Street Minneapolis MN 55407	Nursing and Residential Care Facilities	Term Loan	Prime plus 2.75%	12/15/2027	20.7	20.7	18.4	0.01%
Legion Bowl, Inc & Legion Pub Inc 661 Park Street Cranston RI 02910	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	12/15/2042	328.5	328.5	362.1	0.12%
Montessori Community School 123 S Navarra Dr Scotts Valley CA 95066	Social Assistance	Term Loan	Prime plus 2.75%	12/15/2027	57.7	57.7	55.2	0.02%
Neville Galvanizing, Inc 2983 Grand Avenue Pittsburgh PA 15225	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	12/15/2042	625.0	625.0	648.4	0.22%
Peanut Butter & Co., Inc 119 West 57th Street, Suite 300 New York NY 10019	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	12/15/2027	206.6	206.6	181.9	0.06%
Barcade Holdings, LLC ,Barcade LLC,& Barcade New Haven LLC 148 West 24th Street New York NY 10011	Management of Companies and Enterprises	Term Loan	Prime plus 2.75%	12/14/2027	57.9	57.9	52.0	0.02%
LP Industries Inc. dba Childforms 2040 Norwood St. SW Lenoir NC 28645	Plastics and Rubber Products Manufacturing	Term Loan	Prime plus 2.75%	12/14/2027	68.9	68.9	67.6	0.02%
Beale Street Blues Company Inc.dba B.B. King’s Club-Memphis 149 Monroe Avenue Memphis TN 38103	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/14/2027	925.1	925.1	821.7	0.28%
Hana Pastries Enterprises LLC dba Hana Kitchens, Hana Pastries, Inc. d 34 35th Street Brooklyn NY 11232	Food Manufacturing	Term Loan	Prime plus 2.75%	12/14/2027	88.6	88.6	88.6	0.03%
AADJ Empire Inc and AADJ Galaxy Inc. 1599 Post Road Warwick RI 02888	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/14/2042	178.2	178.2	182.5	0.06%
Heung Kyun Im 6235 Conlan Bay Drive Houston TX 77041	Nonstore Retailers	Term Loan	Prime plus 2.75%	12/14/2027	14.2	14.2	12.5	0.00%

Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Principal	Cost	Fair Value	% of Net Assets
Atlas Geo-Constructors, LLC 3466 Thomasville Road Winston Salem NC 27107	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	12/14/2027	$279.1	$279.1	$271.9	0.09%
Royalty Freight Inc 3728 W Mckinley Avenue Fresno CA 93722	Truck Transportation	Term Loan	Prime plus 2.75%	12/14/2027	614.0	614.0	540.7	0.19%
KR Calvert & Co, LLC 113 Seaboard Lane #C-270 Franklin TN 37067	Transit and Ground Passenger Transportation	Term Loan	Prime plus 2.75%	12/14/2027	444.1	444.1	392.8	0.13%
Nichols Fire and Security LLC 1906 Vanderhorn Drive Memphis TN 38134	Administrative and Support Services	Term Loan	Prime plus 2.75%	12/13/2042	86.0	86.0	90.0	0.03%
Hardway Inc & AFC Leasing Inc 12533 S. 73rd E. Place Bixby OK 74008	Rental and Leasing Services	Term Loan	Prime plus 2.75%	12/13/2027	842.4	842.4	741.7	0.25%
Sky Way Enterprises, Inc, A-Liner-8-Aviation, Inc, Kissimmee Aviation 3031 Patrick St Kissimmee FL 34741	Air Transportation	Term Loan	Prime plus 2.75%	12/12/2027	461.7	461.7	406.5	0.14%
The Ohio Valley Group Inc dba Ohio Valley Landscapes & Design 16965 Park Circle Drive Chagrin Falls OH 44023	Administrative and Support Services	Term Loan	Prime plus 2.75%	12/12/2027	13.8	13.8	12.6	0.00%
Big Picture Group LLC 110 S. Fairfax Avenue Los Angeles CA 90036	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	12/12/2027	344.8	344.8	317.4	0.11%
Jai Ganeshai LLC, Mahiveera 1 LLC, Mahiveera 2 LLC & KSVP LLC 1120 Wren School Road Piedmont SC 29673	Gasoline Stations	Term Loan	Prime plus 2.75%	12/12/2027	45.9	45.9	40.4	0.01%
A-1 Van Services Inc 154 Sandy Creek Road Verona PA 15147	Transit and Ground Passenger Transportation	Term Loan	Prime plus 2.75%	12/12/2027	660.8	660.8	643.6	0.22%
Clore Construction LLC 21220 FM 1420 Harlingen TX 78550	Heavy and Civil Engineering Construction	Term Loan	Prime plus 2.75%	12/12/2027	424.8	424.8	409.9	0.14%
LPB LPB Property Management Inc dba Wilderness View Cabins & Ellijay C 498 Wilderness View Chatsworth GA 30705	Real Estate	Term Loan	Prime plus 2.75%	12/12/2042	98.4	98.4	108.0	0.04%
AV Strategy Inc 9402 American Eagle Way Suite 100 Orlando FL 32837	Rental and Leasing Services	Term Loan	Prime plus 2.75%	12/8/2027	406.3	406.3	384.1	0.13%
Clear Sound Communications, Inc 680 Old Medford Ave Medford NY 11763	Administrative and Support Services	Term Loan	Prime plus 2.75%	12/8/2027	3.4	3.4	3.0	0.00%
JVLS LLC dba Vaccines 2 Go 4060 Johns Creek Parkway, Suite H Suwanee GA 30024	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/7/2027	13.8	13.8	12.1	0.00%
Kim Howard Corp dba NPN Machine Tools 9130 Wayfarer Lane Houston TX 77075	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	12/7/2042	566.1	566.1	622.3	0.21%
IHC Hardware Inc. 614 Broad Street Story City IA 50248	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	12/6/2042	98.3	98.3	99.4	0.03%
ODS Inc 626 N Delsea Drive Glassboro NJ 08028	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	12/6/2027	45.0	45.0	42.1	0.01%

Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Principal	Cost	Fair Value	% of Net Assets
Oil Palace, Inc. 10408 Highway 64 East Tyler TX 75707	Performing Arts, Spectator Sports, and Related Industries	Term Loan	Prime plus 2.75%	12/4/2042	$973.2	$973.2	$1,072.7	0.37%
Healthcare Interventions, Inc dba Brightstar Healthcare of & Brightsta 5300 W. Atlantic Ave. Suite 501 Delray Beach FL 33484	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/4/2027	13.8	13.8	12.1	0.00%
PS Camping Inc. 43595 US Hwy 50 Canon City CO 81212	Accommodation	Term Loan	Prime plus 2.75%	12/1/2027	18.8	18.8	19.2	0.01%
Linda Jean Howard Riley dba The Rusty Bolt 22345 W. Rt 66 Seligman AZ 86337	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	12/1/2042	20.6	20.6	22.8	0.01%
Salud Bar & Grill LLC 1413 Bushwick Ave Brooklyn NY 11207	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/1/2027	51.6	51.6	45.7	0.02%
Utara LLC 214 Pine St Sandpoint ID 83864	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/1/2027	21.4	21.4	20.0	0.01%
Square1 Partners, LLC 1088 Greenbriar Lane Northbrook IL 60062	Publishing Industries (except Internet)	Term Loan	Prime plus 2.75%	12/1/2027	57.4	57.4	50.6	0.02%
Fortress Verve Inc, Maurice R. Margules and Antonie C. Reinhard 1 Jackson Street Troy NY 12180	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	11/30/2027	119.7	119.7	120.7	0.04%
WTI Distribution Inc 14277 Ramona Ave Chino CA 91710	Support Activities for Transportation	Term Loan	Prime plus 2.75%	11/30/2027	36.5	36.5	34.8	0.01%
Frontier Sand LLC 305 Country Highway AA New Auburn WI 54757	Mining (except Oil and Gas)	Term Loan	Prime plus 2.75%	11/30/2027	469.8	469.8	467.5	0.16%
Create- A- Stitch, Inc 3585 SW 10th Street Pompano Beach FL 33069	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	11/30/2042	85.9	85.9	93.4	0.03%
J. Venture Holdings, LLC 2285 St. Andrews Avenue Zachary LA 70791	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	11/30/2027	11.4	11.4	11.8	0.00%
Skin Beauty Bar Inc. and Tameka J. Mathis 749 8th Street SE 2nd Floor Washington DC 20003	Personal and Laundry Services	Term Loan	Prime plus 2.75%	11/30/2027	8.2	8.2	7.5	0.00%
Clearwater Transportation LTD dba Thrifty Car Rental, Dollar Rent A Ca 8790 Crownhill Blvd San Antonio TX 78209	Rental and Leasing Services	Term Loan	Prime plus 2.75%	11/29/2027	158.3	158.3	142.8	0.05%
Our Playhouse Preschool, LLC 3501 NC Highway 54 W Chapel hill NC 27516	Social Assistance	Term Loan	Prime plus 2.75%	11/29/2042	233.5	233.5	257.3	0.09%
OPH Lexington, Inc 235 Walton Avenue Lexington KY 40502	Social Assistance	Term Loan	Prime plus 2.75%	11/29/2042	192.5	192.5	212.2	0.07%
Amped Coffee Company LLC 3434 West Anthem Way, Suite A-15 Phoenix AZ 85086	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/28/2027	57.1	57.1	59.2	0.02%
Beacon Brewing LLC and C’ Sons, LLC 700 Lincoln Street Lagrange GA 30204	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/27/2042	124.6	124.6	137.3	0.05%
Step Up Academy of the Arts, LLC 2258A Wigwam Parkway Henderson NV 89074	Educational Services	Term Loan	Prime plus 2.75%	11/22/2027	14.4	14.4	12.7	0.00%

Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Principal	Cost	Fair Value	% of Net Assets
Webtez Inc dba Mod Vans 1673 Donlon Street, Suite 202 Ventura CA 93003	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	11/22/2027	$63.8	$63.8	$56.5	0.02%
JMD Corporation dba Dart’s True Value 121 South Main Street Payette ID 83661	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	11/22/2027	17.1	17.1	16.3	0.01%
Glencadia Corporation 3 Rybka Road Stuyvesant Falls NY 12174	Personal and Laundry Services	Term Loan	Prime plus 2.75%	11/21/2027	3.5	3.5	3.1	0.00%
Grumpy’s Restaurant Company, LLC 834 Kingsley Ave Orange Park FL 32073	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/21/2027	64.8	64.8	57.3	0.02%
Cali Fit Meals 3450 East Orangethrope Avenue Anaheim CA 92806	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/21/2027	20.5	20.5	19.6	0.01%
PB Market LLC dba Pure Barre 164-C Market St Charleston SC 29401	Educational Services	Term Loan	Prime plus 2.75%	11/21/2027	98.9	98.9	87.3	0.03%
N Transport LLC 5348 W Brown Avenue Fresno CA 93722	Truck Transportation	Term Loan	Prime plus 2.75%	11/20/2027	385.5	385.5	339.4	0.12%
N Transport LLC 294 N. Fruit Avenue Fresno CA 93706	Truck Transportation	Term Loan	Prime plus 2.75%	11/20/2042	175.3	175.3	165.9	0.06%
B Lam LLC 9449 Kenwood Road Cincinnati OH 45242	Personal and Laundry Services	Term Loan	Prime plus 2.75%	11/20/2042	177.9	177.9	191.5	0.07%
Maya Motel, LLC dba Town House Motel 1701 Washington Ave Waco TX 76701	Accommodation	Term Loan	Prime plus 2.75%	11/17/2042	55.9	55.9	61.7	0.02%
TPE Midstream LLC, Dasham Company dba Sahm Co & S & S Ventures Inc. 7799 South Regency Drive Tulsa OK 74131	Rental and Leasing Services	Term Loan	Prime plus 2.75%	11/17/2027	170.1	170.1	166.5	0.06%
SSI Refrigerated Express Inc. and Robert M Stallone 1001 E. Cooley Drive Suite 102 Colton CA 92324	Truck Transportation	Term Loan	Prime plus 2.75%	11/17/2027	57.2	57.2	51.6	0.02%
Jacob’s Towing, Inc.dba Jacob’s Automotive Locksmith & Jacob’s Auto Re 558 West Main Street Lebanon OH 45036	Support Activities for Transportation	Term Loan	Prime plus 2.75%	11/17/2027	45.6	45.6	42.2	0.01%
Southern Specialty Contractor, LLC & Ronald David Holbrook Jr. 1990 Flippen Road Stockbridge GA 30281	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	11/17/2027	48.3	48.3	43.0	0.01%
H & H Hotshot Services, Inc. 5455 N. 51st Avenue Suite 30 Glendale AZ 85301	Couriers and Messengers	Term Loan	Prime plus 2.75%	11/16/2027	63.8	63.8	58.9	0.02%
Murf & Sons LLC 3821 Pleasant Hill Road, Store #B-107 Kissimmee FL 34746	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/16/2027	151.7	151.7	135.8	0.05%
J R Wholesale Tires & Auto Center, LLC 822 Cameron Lane Lugoff SC 29078	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	11/15/2042	13.3	13.3	14.6	0.00%
Marcaco LLC 124 Lincoln Avenue Colonie NY 12205	Nonmetallic Mineral Product Manufacturing	Term Loan	Prime plus 2.75%	11/15/2042	649.3	649.3	698.7	0.24%
Auto Rx LLC,J&P Auto Repair Inc 91 & 95 Woodbury Road Hicksville NY 11801	Repair and Maintenance	Term Loan	Prime plus 2.75%	11/15/2042	192.6	192.6	210.9	0.07%

Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Principal	Cost	Fair Value	% of Net Assets
Paramount Dance Studios Inc. and Homestead Dance Supply 112 N Krome Avenue Homestead FL 33033	Educational Services	Term Loan	Prime plus 2.75%	10/14/2043	$414.5	$414.5	$443.4	0.15%
GFA International Inc. 1215 Wallace Drive Delray Beach FL 33444	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	11/13/2027	85.5	85.5	88.6	0.03%
Wing King at the Gardens LLC 4235 South Fort Apache Road, Suite 250 Las Vegas NV 89147	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/10/2027	8.9	8.9	7.8	0.00%
Linqserv Inc. 1555 Lyell Avenue Rochester NY 14606	Transit and Ground Passenger Transportation	Term Loan	Prime plus 2.75%	11/9/2027	296.9	296.9	307.0	0.11%
Hofgard & Co, Inc dba Hofgard Benefits and James Marsh 400 S. McCaslin Blvd, Suite 201 Louisville CO 80027	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	11/8/2027	13.7	13.7	12.0	0.00%
JNP Delivery Inc 4500 North Providence # 7 Appleton WI 54913	Couriers and Messengers	Term Loan	Prime plus 2.75%	11/7/2027	102.1	102.1	96.2	0.03%
His Loving Hands Christian Academy, Inc. 15020 Harrison Street Miami FL 33176	Social Assistance	Term Loan	Prime plus 2.75%	11/6/2042	90.1	90.1	96.9	0.03%
S & S Auto Body Shop Inc. 5001 W. Clay Street Richmond VA 23230	Repair and Maintenance	Term Loan	Prime plus 2.75%	11/3/2042	162.0	162.0	176.9	0.06%
Sterling Campbell Insurance Agency, Inc 36359 North Gantzel Road Suite 102 San Tan Valley AZ 85140	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	11/3/2027	6.8	6.8	6.0	0.00%
Top Quality Dent Service LLC 1541 Vapor Trail Colorado Springs CO 80905	Repair and Maintenance	Term Loan	Prime plus 2.75%	11/2/2027	5.5	5.5	4.8	0.00%
Edge Studios Inc Radiant Yoga LLC 448 Howe Ave Sacramento CA 95825	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	11/1/2027	60.4	60.4	54.6	0.02%
Rachael Reel dba Rachel Reel Insurance Age 208 Bank Street Lenoir TN 37771	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	10/31/2027	6.8	6.8	6.0	0.00%
Berza TLG,LLC dba The Little Gym of Lake Charles 1301 E McNeese Street, Suite 201 Lake Charles LA 70607	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	10/31/2027	38.4	38.4	34.5	0.01%
Die Hard Used Car Sales 1668 West Grand Avenue Phoenix AZ 85007	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	10/30/2042	55.2	55.2	60.8	0.02%
The Five Lakes LLC 13705 Holmes Road Kansas City MO 64154	Educational Services	Term Loan	Prime plus 2.75%	10/30/2042	465.6	465.6	513.2	0.18%
Blue Eagle Transport Inc , Golden Eagle Transport, Inc & Green Eagle T 377 Boston Post Road Unit B Milford CT 06460	Couriers and Messengers	Term Loan	Prime plus 2.75%	10/27/2027	34.0	34.0	30.9	0.01%

Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Principal	Cost	Fair Value	% of Net Assets
Sage Oil LLC 8913 Egyptian Avenue Las Vegas NV 89143	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	10/27/2027	$9.1	$9.1	$8.1	0.00%
Ashore Ventures Inc dba PuroClean Professional Restoration 909 SE Everett Mall Way Ste A-140 Everett WA 98208	Repair and Maintenance	Term Loan	Prime plus 2.75%	10/27/2027	13.2	13.2	12.0	0.00%
Cardinal Homes, Inc 525 Barnsville Highway Wylliesburg VA 23976	Wood Product Manufacturing	Term Loan	Prime plus 2.75%	10/27/2027	99.1	99.1	102.7	0.04%
Suzie LLC dba Tony D’s Restaurant 92 Huntington Street New London CT 06320	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	10/25/2042	85.8	85.8	93.3	0.03%
White Walker LLC dba Frenchette 241 West Broadway New York NY 10013	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	10/25/2027	253.9	253.9	263.0	0.09%
Grand Blanc Lanes, Inc. 5301 S. Saginaw Road Flint MI 48507	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	10/25/2027	13.6	13.6	14.1	0.00%
Schafer Fisheries Inc 21985 Waller Road Fulton IL 61252	Food Manufacturing	Term Loan	Prime plus 2.75%	10/25/2027	31.7	31.7	32.8	0.01%
Action Physical Therapy Yoga and Wellness Center Inc. 5811 S Westnedge Avenue Portage MI 49002	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	10/24/2027	20.4	20.4	20.1	0.01%
The Jig, LLC 3115 Camp Phillips Road Wausau WI 54403	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	10/24/2042	74.8	74.8	80.0	0.03%
Florida Apnea Diagnostics LLC 2664 Cypress Ridge Boulevard Ste. 101 & 102 A Wesley Chapel FL 33544	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	10/20/2027	145.7	145.7	130.8	0.04%
Looky Enterprises, LLC 1175 Surlington Avenue, Suite 101 Leland NC 28451	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	10/18/2027	60.2	60.2	54.6	0.02%
Island Refrigeration & AC Inc 3201 Flagler Avenue, Unit 510 & 511 Key West FL 33040	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	10/18/2042	136.6	136.6	144.0	0.05%
H and K Dry Cleaning LLC ,Quintero Shopping Center LLC,Aqua Laundry, L 1227 Burnside Avenue East Hartford CT 06108	Electronics and Appliance Stores	Term Loan	8.06%	10/17/2042	63.1	63.1	59.1	0.02%
Blueridge Armor LLC 1495 Highway 74-A Bypass, Suite 150192 Spindale NC 28160	Miscellaneous Manufacturing	Term Loan	Prime plus 2.75%	10/17/2027	7.5	7.5	7.1	0.00%
Crawfordsville Fitness LLC dba Planet Fitness 1632 Bush Lane Crawfordsville IN 47933	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	10/13/2027	112.4	112.4	101.8	0.03%
Albas Bar & Grill LLC 221 Self Main Street Homer City PA 15748	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	10/13/2042	44.1	44.1	44.8	0.02%
Cortez Landscaping, LLC 4 Powder Road Norwalk CT 06854	Administrative and Support Services	Term Loan	Prime plus 2.75%	10/13/2027	17.4	17.4	16.3	0.01%
On Call Services LLC 15060 281St Avenue NW Zimmerman MN 55398	Construction of Buildings	Term Loan	Prime plus 2.75%	10/13/2027	16.3	16.3	16.9	0.01%

Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Principal	Cost	Fair Value	% of Net Assets
JD Ventures LLC and JD Roof Co LLC 2101 Hillshire Circle Memphis TN 38133	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	10/12/2027	$20.4	$20.4	$18.4	0.01%
Pro Anderson, LLC 1092 Hampton Inn Way, Suite 400 Jacksonville NC 28546	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	10/11/2027	49.0	49.0	43.8	0.01%
Sandbox Ventures LLC 1857 A Elmdale Avenue Glenview IL 60026	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	10/11/2027	17.0	17.0	16.8	0.01%
Eye Optique Inc. 10800 Alpharetta Highway, Suite 220 Roswell GA 30076	Health and Personal Care Stores	Term Loan	Prime plus 2.75%	10/5/2027	13.6	13.6	12.0	0.00%
Becky Lou Corp dba Rent A Center 3578 Route 611, Suite 210 Bartonsville PA 18321	Rental and Leasing Services	Term Loan	Prime plus 2.75%	10/2/2027	82.5	82.5	77.7	0.03%
Ains Holding Company LLC 121 Fulton Street New York NY 10038	Management of Companies and Enterprises	Term Loan	Prime plus 2.75%	10/2/2027	75.8	75.8	68.6	0.02%
Dan Cline Transport Inc. 501 State Drive Mount Vernon MO 65712	Truck Transportation	Term Loan	Prime plus 2.75%	9/29/2030	936.6	936.6	900.5	0.31%
Cagwin Trucking LLC 332 35th Avenue Fairbanks AK 99701	Truck Transportation	Term Loan	Prime plus 2.75%	9/29/2042	319.0	319.0	353.4	0.12%
Sashshel Corporation 676 Franklin Blvd Somerset NJ 08873	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/29/2042	208.3	208.3	233.5	0.08%
Threads of Time LLC 207 S Buchanan Street Danville IL 61832	Sporting Goods, Hobby, Musical Instrument, and Book Stores	Term Loan	Prime plus 2.75%	9/29/2042	134.6	134.6	144.8	0.05%
Harco Metal Products Inc 7895 East Acoma Drive Suite 102 Scottsdale AZ 85260	Primary Metal Manufacturing	Term Loan	Prime plus 2.75%	9/29/2042	481.5	481.5	503.9	0.17%
Miechella Suzette Decker 3515 Main Street Exmore VA 23350	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	9/29/2042	98.0	98.0	109.9	0.04%
Chicago American Manufacturing LLC, Dockside Steel ProcessingLLC and S 4500 W 47th Street Chicago IL 60632	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	9/29/2042	1,225.9	1,225.9	1,335.6	0.46%
National Media Services, Inc 5091 Lexington Blvd Fort Meyers FL 33919	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	9/28/2027	16.9	16.9	15.6	0.01%
Rhode Island Tennis Management LLC 636 Centerville Road Warwick RI 02886	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	9/28/2042	374.9	374.9	402.7	0.14%
Rhode Island Tennis Management LLC 636 Centerville Road Warwick RI 02886	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	9/28/2042	538.4	538.4	578.3	0.20%
Pets A Go Go LLC 589 North State Road Briarcliff Manor NY 10510	Personal and Laundry Services	Term Loan	Prime plus 2.75%	9/28/2042	195.0	195.0	214.0	0.07%
Nicholson Lumber Co Inc. 377 Main Street Nicholson PA 18446	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	9/28/2030	200.3	200.3	207.6	0.07%
Complete Care IT LLC 4801 South University Drive, Suite 125 Davie FL 33328	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	9/27/2027	13.2	13.2	12.3	0.00%

Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Principal	Cost	Fair Value	% of Net Assets
Technologist Inc 1820 North Fort Myer Drive Suite 530 Arlington VA 22209	Heavy and Civil Engineering Construction	Term Loan	Prime plus 2.75%	9/27/2027	$248.8	$248.8	$258.9	0.09%
Inspirations Food Design, Inc 1338 Memorial Avenue West Springfield MA 01089	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/26/2042	456.9	456.9	495.5	0.17%
Rollins Construction & Trucking LLC 893 South 120 East Milford UT 84751	Construction of Buildings	Term Loan	Prime plus 2.75%	9/26/2027	298.4	298.4	305.3	0.10%
KB Waterjet Cutting LLC 4330 Parker Lane Addis LA 70710	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	9/22/2027	9.2	9.2	8.9	0.00%
JPS Arthur Kill Rd Bakery Corp dba Aunt Butches of Brooklyn 4864 Arthur Kill Road Units 102,103,104 & 105 Staten Island NY 10309	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/22/2027	20.2	20.2	18.9	0.01%
Magnation Corporation 403 Martin Luther King Jr. Way Oakland CA 94607	Utilities	Term Loan	Prime plus 2.75%	9/22/2027	44.9	44.9	46.9	0.02%
Sallee Pro-Custom Fabrication Shop LLC 8865 North County Road 600 W Scipio IN 47273	Repair and Maintenance	Term Loan	Prime plus 2.75%	9/21/2027	8.1	8.1	8.5	0.00%
Sound Manufacturing, Inc. & Monster Power Equipment, Inc. 51 Donnelley Road Old Saybrook CT 06475	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	9/20/2027	179.6	179.6	179.2	0.06%
Montessori Community School 123 South Navarra Drive Scotts Valley CA 95066	Social Assistance	Term Loan	Prime plus 2.75%	9/20/2042	384.1	384.1	406.9	0.14%
Denek Contracting Inc and Denek Leasing LLC 451 E. Wilson Avenue Pontiac MI 48341	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	9/20/2042	205.5	205.5	230.3	0.08%
CR Park Incorporated dba Define Body and Mind 49 W. Allandale Avenue Allendale NJ 07401	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	9/20/2027	90.2	90.2	86.1	0.03%
Alpha Preparatory Academy LLC 4462 Mink Livsey Road Snellville GA 30039	Social Assistance	Term Loan	Prime plus 2.75%	9/20/2042	159.1	159.1	170.5	0.06%
Excel, RP Inc. 6531 Park Avenue Allen Park MI 48101	Machinery Manufacturing	Term Loan	Prime plus 2.75%	9/20/2027	89.9	89.9	88.0	0.03%
Max Home Deliveries, Inc 77 Van Buren Street Port Jefferson Station NY 11776	Couriers and Messengers	Term Loan	Prime plus 2.75%	9/20/2027	72.6	72.6	70.6	0.02%
Imagine By Carleen, Inc. 1404 Del Prado Blvd. South, Units 100 & 105 Cape Coral FL 33904	Personal and Laundry Services	Term Loan	Prime plus 2.75%	9/20/2027	6.7	6.7	6.9	0.00%
NY Tent LLC & NY Tent Parent, LLC dba Tent Company of New York 1401 Lakeland Avenue Bohemia NY 11716	Rental and Leasing Services	Term Loan	Prime plus 2.75%	9/20/2027	925.7	925.7	928.9	0.32%
Alexander Pierce Corporation 1874 Englewood Avenue Akon OH 44312	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	9/20/2042	611.4	611.4	658.3	0.23%

Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Principal	Cost	Fair Value	% of Net Assets
Commonwealth Diagnostics International, Inc 39 Norman Street a/k/a 1 Holyoke Square Salem MA 01970	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	9/20/2027	$1,063.3	$1,063.3	$1,110.4	0.38%
Venus Pizza, Inc. 2080 Nooseneck Hill Road Coventry RI 02816	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/20/2042	90.4	90.4	101.3	0.03%
Insight Diagnostic Technologist Services 2030 Forest Avenue, Suite 110 San Jose CA 95128	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	9/20/2027	273.1	273.1	261.5	0.09%
CIS BIG DOG, LLC 8920 US HWY, 62 WEST Cynthiana KY 41031	Administrative and Support Services	Term Loan	Prime plus 2.75%	9/19/2027	56.9	56.9	59.0	0.02%
Stone’s Construction and Remodeling, LLC 5210 Kaylin Drive Akron OH 44319	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	9/19/2027	4.7	4.7	4.4	0.00%
Party By Design Inc. 61 Strafello Drive Avon MA 02322	Personal and Laundry Services	Term Loan	Prime plus 2.75%	9/18/2042	1,185.8	1,185.8	1,268.5	0.43%
Inglis Food Mart Inc. 650 Highway 40 East Inglis FL 34449	Food and Beverage Stores	Term Loan	Prime plus 2.75%	9/15/2027	20.2	20.2	21.0	0.01%
Clinton Food Market LLC 196 East Main Street Clinton CT 06413	Gasoline Stations	Term Loan	Prime plus 2.75%	9/15/2042	256.9	256.9	277.3	0.09%
Li Family Spokane LLC 21 E. Lincoln Road Spokane WA 99208	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/15/2042	376.4	376.4	415.0	0.14%
Tarleton & Family Landscaping, LLC 125 E Center Street Midland Park NJ 07432	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	9/15/2027	75.3	75.3	71.7	0.02%
Alaska Motor Home Inc 6633 Brayton Dr Anchorage AK 99507	Rental and Leasing Services	Term Loan	Prime plus 2.75%	9/13/2027	298.0	298.0	276.7	0.09%
Nails By Mercede LLC 2994 and 2996 Edgewater Drive Orlando FL 32804	Personal and Laundry Services	Term Loan	Prime plus 2.75%	9/13/2027	12.8	12.8	12.6	0.00%
Fox Valley Rentals & Investments, LLC 2906 E. Newberry Street Appleton WI 54915	Food Services and Drinking Places	Term Loan	Prime plus 3.75%	9/13/2027	6.8	6.8	7.1	0.00%
Town & Country Transportation Co. and Popco, LLC. 191 Arch Street New Britain CT 06051	Transit and Ground Passenger Transportation	Term Loan	Prime plus 2.75%	9/12/2042	165.2	165.2	185.1	0.06%
Rajbai Maa Inc. dba Nara Lounge 244-252 Atwells Avenue Providence RI 02903	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/12/2042	380.4	380.4	401.7	0.14%
Morgan Lynn Kerstetter dba Catherine School of Dance 315 Mill Street 3rd Floor Danville PA 17821	Performing Arts, Spectator Sports, and Related Industries	Term Loan	Prime plus 2.75%	9/11/2027	6.7	6.7	7.0	0.00%
Health & Performance Center, LLC 1862 Craigshire Road Saint Louis MO 63146	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	9/11/2027	18.3	18.3	17.0	0.01%
Foxtail, LLC and Tottly New Services Corp 1481 Highland Avenue Cheshire CT 06410	Social Assistance	Term Loan	Prime plus 2.75%	9/8/2042	285.1	285.1	308.4	0.11%

Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Principal	Cost	Fair Value	% of Net Assets
Desert Ribs, LLC and Famous Charlie, LLC and Famous Freddie, LLC 14795 N. 78th Way, Suite #100 Scottsdale AZ 85260	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/8/2042	$1,227.8	$1,227.8	$1,272.2	0.44%
Echelon Planning Group, LLC dba Echelon Financial Services and Echelon 5 Greenleaf Drive, Unit 201 Portsmouth NH 03801	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	9/8/2027	6.7	6.7	6.9	0.00%
Crazy Beatz Productions LLC 20014 NE 138th Street Kearney MO 64060	Motion Picture and Sound Recording Industries	Term Loan	Prime plus 3.75%	9/7/2027	4.8	4.8	4.7	0.00%
South Fulton Landscape & Nursery, Inc. 3415 Enon Road College Park GA 30349	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	9/7/2042	98.1	98.1	109.9	0.04%
Dreaming Big Learning Center Inc 3301 W Oak St Kissimmee FL 34741	Social Assistance	Term Loan	Prime plus 2.75%	9/5/2042	363.2	363.2	392.6	0.13%
Big Coop’s Trucking LLC 3066 Misty Creek Drive. Swartz MI 48473	Truck Transportation	Term Loan	Prime plus 2.75%	9/1/2027	89.9	89.9	89.2	0.03%
Blue EagleTransport Inc, Greeneagle Transport Inc & Golden Eagle Tran 377 Boston Post Road Milford CT 06460	Couriers and Messengers	Term Loan	Prime plus 2.75%	8/31/2027	343.2	343.2	325.9	0.11%
Busby Outdoor LLC 1734 Wansley Road Laurel MS 39440	Real Estate	Term Loan	Prime plus 2.75%	8/29/2042	539.5	539.5	542.4	0.19%
Busby Outdoor LLC 1734 Wansley Road Laurel MS 39440	Real Estate	Term Loan	Prime plus 2.75%	8/29/2042	686.7	686.7	690.4	0.24%
Parlay Disributors LLC 20 Medford Ave, Suite 104 Patchogue NY 11772	Educational Services	Term Loan	Prime plus 2.75%	8/25/2027	100.4	100.4	94.4	0.03%
Lake County Tow LLC 15409 Country Road 565A Clermont FL 34711	Support Activities for Transportation	Term Loan	Prime plus 2.75%	8/25/2042	85.5	85.5	92.1	0.03%
InUSA Ventures Inc dba InUSA Services 3015 San Pablo Ave, Suite 511 Berkeley CA 94702	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	Term Loan	Prime plus 2.75%	8/24/2027	22.3	22.3	20.7	0.01%
Genuine Ventures LLC and Seaweed Ventures LLC 432 S Franklin St Juneau AK 99801	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	8/24/2030	517.7	517.7	516.3	0.18%
R & R Strength & Conditioning Corp dba Crossfit Light House Point 3701 NE 12th Street Pompano Beach FL 33064	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	8/23/2042	80.8	80.8	90.5	0.03%
Delicias de Minas Restaurant, LLC 168-170 McWhorter Street Newark NJ 07105	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	8/22/2027	184.1	184.1	188.4	0.06%
L&V Auto Sales, Inc. 1504 West Franklin Blvd. Gastonia NC 28052	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	8/21/2027	16.1	16.1	16.8	0.01%
M.E. Interiors LLC 8816 S Sheridan Rd Tulsa OK 74133	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	8/21/2027	14.7	14.7	13.7	0.00%

Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Principal	Cost	Fair Value	% of Net Assets
Damiano Global Corp 333 Birch Hills Drive Rochester NY 14622	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	8/21/2027	$20.1	$20.1	$19.9	0.01%
Tier1 Solutions LLC 1000 Essington Road Ste. 109 & 111 Joliet IL 60435	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	8/18/2027	16.7	16.7	16.0	0.01%
Tony Herring & Associates, Inc 211 West Camellia Drive Slidell LA 70458	Furniture and Home Furnishings Stores	Term Loan	Prime plus 2.75%	8/17/2027	6.7	6.7	6.2	0.00%
Chester’s World Enterprise LLC 140 W Alameda Drive, Suite 104 Tempe AZ 85282	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	8/16/2027	20.1	20.1	19.3	0.01%
D’Amato & Sons Construction, Inc. 350 Verrazana Avenue Copiague NY 11726	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	8/11/2027	7.4	7.4	7.1	0.00%
Roundhay Partners LLC and Roundhay Farming LLC 6160 Granite Spring Road Somerset CA 95684	Crop Production	Term Loan	Prime plus 2.75%	8/8/2042	902.1	902.1	912.9	0.31%
L & J Corporate Services Inc 866 NW 110th Avenue Coral Springs FL 33071	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	8/4/2027	6.6	6.6	6.1	0.00%
Furniture Masters Limited Liability Company 160 Mount Pleasant Avenue Newark NJ 07104	Repair and Maintenance	Term Loan	Prime plus 2.75%	8/3/2027	8.0	8.0	7.5	0.00%
HMG Strategy LLC, 191 Post Road W. Westport CT 06880	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	8/2/2027	44.6	44.6	41.4	0.01%
Bowl Mor LLC dba Bowl Mor Lanes 600 West Manlius Street East Syracuse NY 13057	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	7/31/2027	6.6	6.6	6.2	0.00%
Hope Health Care, LLC 2945 Main Street Stratford CT 06614	Nursing and Residential Care Facilities	Term Loan	Prime plus 2.75%	7/31/2027	9.3	9.3	8.6	0.00%
Royal Blue Investments, Inc. and Cleland Pharmacy LLC 202 S. 1st Street Wakeeny KS 67672	Health and Personal Care Stores	Term Loan	Prime plus 2.75%	7/31/2042	51.7	51.7	57.3	0.02%
Raffi’s Inc dba Atlantic Auto Center 1809 Roane Street Richmond VA 23222	Repair and Maintenance	Term Loan	Prime plus 2.75%	7/31/2027	12.6	12.6	13.1	0.00%
Sharon G McMillen, MA Psychologist, Inc. 216 West Main St Kingwood WV 26537	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	7/28/2027	16.5	16.5	15.3	0.01%
HQTRONIC LLC 10135 S. Roberts Road, Ste. 209 Palos Hills IL 60465	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	7/27/2027	19.9	19.9	18.5	0.01%
Oberon IT, Inc. 1404 W. Walnut Hill Lane Irving TX 75038	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	7/26/2027	193.9	193.9	188.4	0.06%
Gilles Peress Studio LLC 76 Lafayette Ave Brooklyn NY 11217	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	7/25/2027	55.8	55.8	51.8	0.02%
Obok LLC 2720 S. Havana St., Unit H Aurora CO 80014	Food Manufacturing	Term Loan	Prime plus 2.75%	7/21/2027	10.6	10.6	10.5	0.00%

Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Principal	Cost	Fair Value	% of Net Assets
Ocean Trans LLC 760 W. Charter Way Stockton CA 95206	Truck Transportation	Term Loan	Prime plus 2.75%	7/21/2027	$32.8	$32.8	$30.4	0.01%
Lil Tots’ Learning Center LLC 3042 S 78th St Tampa FL 33619	Social Assistance	Term Loan	Prime plus 2.75%	7/21/2042	46.4	46.4	50.0	0.02%
Matrix Z LLC 800 SW 21st Terrace Fort Lauderdale FL 33312	Nonmetallic Mineral Product Manufacturing	Term Loan	Prime plus 3.75%	7/19/2027	6.7	6.7	7.1	0.00%
Nova Solutions, Inc. 421 W Industrial Avenue Effingham IL 62401	Furniture and Related Product Manufacturing	Term Loan	Prime plus 2.75%	7/19/2027	22.2	22.2	22.7	0.01%
Aitheras Aviation Group, LLC(OH) , Aitheras Aviation Group, LLC(FL) 2301 N Marginal Road Cleveland OH 44114	Air Transportation	Term Loan	Prime plus 2.75%	7/18/2027	730.8	730.8	682.0	0.23%
Wildflour Bakery & Cafe, LLC 5137 Clareton Drive, Suite 100,110 & 120 Agoura Hills CA 91301	Food Manufacturing	Term Loan	Prime plus 2.75%	7/17/2027	19.9	19.9	20.8	0.01%
Koep Companies dba Pipestone True value 207 East Main Street Pipestone MN 56164	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	7/14/2042	318.7	318.7	338.7	0.12%
Florida Home and Kitchen LLC 331 Parkridge Avenue, Unit 1,2 & 3 Orange Park FL 32065	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	7/14/2027	10.6	10.6	9.9	0.00%
Rocks Auto Exchange LLC 518 East.Main Street Westfield IN 46074	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	7/13/2027	13.3	13.3	12.3	0.00%
McCord Holdings, Inc. dba Fast Signs 176101 7640 N. Wickham Road Melbourne FL 32940	Administrative and Support Services	Term Loan	Prime plus 2.75%	7/7/2027	16.6	16.6	15.7	0.01%
Thrifty Market Inc dba Thrifty Foods 702 10th Street Wheatland WY 82201	Food and Beverage Stores	Term Loan	Prime plus 2.75%	7/6/2027	91.1	91.1	87.7	0.03%
The Country House Restaurant, LLC and Pelton Real Estate, LLC 677 US Route 7 Pittsford VT 05763	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/30/2042	48.7	48.7	53.8	0.02%
Qycell Corporation 600 S Etiwanda Ave Ontario CA 91761	Plastics and Rubber Products Manufacturing	Term Loan	Prime plus 2.75%	6/30/2027	67.1	67.1	69.9	0.02%
J. T. O’Neill Company, L.L.C 19972 Willowin Farm Lane Purcellville VA 20132	Real Estate	Term Loan	Prime plus 2.75%	6/30/2027	13.2	13.2	12.2	0.00%
Hamilton & Associates Real Estate and Investments Firm LLC 11776 West Sample Road Coral Springs FL 33065	Real Estate	Term Loan	Prime plus 2.75%	6/30/2042	52.7	52.7	57.3	0.02%
New Chicago Wholesale Bakery Inc. 795 Touhy Avenue Elk Grove Village IL 60007	Food Manufacturing	Term Loan	Prime plus 2.75%	6/30/2027	13.2	13.2	13.3	0.00%
J&M Civil Construction Services LLC 1221 County Road 4371 Decatur TX 76234	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	6/30/2027	88.0	88.0	81.6	0.03%

Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Principal	Cost	Fair Value	% of Net Assets
JWH Designs, LLC 1111 Boston Post Road Rye NY 10580	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	6/30/2027	$93.4	$93.4	$86.6	0.03%
BQRS, Inc. DBA Gresham Meineke Car Care Center 18081 SE Division Street Portland OR 97236	Repair and Maintenance	Term Loan	Prime plus 2.75%	6/30/2027	55.0	55.0	51.8	0.02%
Best Bees Company 839 Albany Street Boston MA 02119	Animal Production and Aquaculture	Term Loan	Prime plus 2.75%	6/29/2027	19.8	19.8	18.3	0.01%
Stiegelbauer Associates Inc. 63 Flushing Avenue, Unit 101, Building 280 Brooklyn NY 11205	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	6/29/2027	272.2	272.2	283.8	0.10%
Oakhill Farms, LLC 15 Carl Street Johnston RI 02919	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	6/29/2030	91.8	91.8	97.4	0.03%
Greensboro Plastic Surgical Associates, PA 2716 Henry Street Greensboro NC 27405	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	6/29/2042	564.7	564.7	606.1	0.21%
Malhame & Company Publishers & Importers Inc. 180 Orville Road Bohemia NY 11780	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	6/29/2027	79.2	79.2	73.5	0.03%
Intellixion LLC 7675 Highway 13 W. Suite 200 Savage MN 55378	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	6/29/2027	3.3	3.3	3.1	0.00%
Ocean Trans LLC and Dehal Trucking LLC 760 W. Charter Way Stockton CA 95206	Truck Transportation	Term Loan	Prime plus 2.75%	6/29/2027	530.0	530.0	491.2	0.17%
Foxhop Fitness, LLC 4211 NW Federal Highway Jensen Beach FL 34957	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	6/28/2027	81.9	81.9	76.5	0.03%
Akal Express Inc. dba Truck Trailer Service Stop 2901 I 40 West Vega TX 79092	Repair and Maintenance	Term Loan	Prime plus 2.75%	6/28/2042	58.5	58.5	64.7	0.02%
Old Dominion Transportation Group, Inc. 1308 Devils Reach Road Woodbridge VA 22192	Transit and Ground Passenger Transportation	Term Loan	Prime plus 2.75%	6/28/2027	890.4	890.4	841.4	0.29%
Citibin, Inc. 254 36th Street, Unit 25 Brooklyn NY 11232	Furniture and Related Product Manufacturing	Term Loan	Prime plus 2.75%	6/27/2027	110.0	110.0	101.9	0.03%
Auxiliary Systems Inc.,Sharrick Company, LLC & KMN, LLC 211 East 25th Street Norfolk VA 23504	Transportation Equipment Manufacturing	Term Loan	Prime plus 2.75%	6/27/2030	225.2	225.2	235.2	0.08%
WB Cleaners Inc. DBA $2.75 Cleaners 5101 University Park Way Winston-Salem NC 27106	Personal and Laundry Services	Term Loan	Prime plus 2.75%	6/27/2027	14.4	14.4	15.0	0.01%
Ains Holding Company, LLC 122 West 26th Street New York NY 10011	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/26/2027	1,056.4	1,056.4	996.3	0.34%
Four Seasons Laser Center Inc. 4720 NW 2nd Avenue Unit D-104 and Unit D-105 Boca Raton FL 33498	Personal and Laundry Services	Term Loan	Prime plus 2.75%	6/26/2042	212.8	212.8	229.4	0.08%
Rustic LLC 4779 State Road AA Tebbetts MO 65080	Personal and Laundry Services	Term Loan	Prime plus 2.75%	6/23/2042	15.8	15.8	15.9	0.01%

Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Principal	Cost	Fair Value	% of Net Assets
Northern Industries, LLC W 5585 Dehart Drive Tomahawk WI 54484	Miscellaneous Manufacturing	Term Loan	Prime plus 2.75%	6/23/2042	$56.3	$56.3	$63.0	0.02%
Vella Construction Enterprises, Inc. dba Vella Construction 318 28th Avenue San Mateo CA 94403	Construction of Buildings	Term Loan	Prime plus 2.75%	6/23/2027	19.8	19.8	18.3	0.01%
Birches Group, LLC 228 East 45th St. 12th FL South New York NY 10017	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	6/22/2027	44.0	44.0	40.8	0.01%
Sanabi Investment ,,LLC dba Oscar’s Moving and Storage 11421 N W 107th Street, #13 Miami FL 33178	Truck Transportation	Term Loan	7.5%	6/20/2027	106.9	106.9	94.7	0.03%
Scarlet Spartan Inc.dba FastSigns of Brighton 533 W. Grand River Avenue Brighton MI 48116	Administrative and Support Services	Term Loan	Prime plus 2.75%	6/19/2027	49.0	49.0	46.2	0.02%
Don G. Timpton DDS & Associates PA and Indsaad Properties,LLC 11535 Carmel Commons Blvd. Suite 200 Charlotte NC 28226	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	6/16/2042	391.3	391.3	410.9	0.14%
JAM Media Solutions, LLC 4744 Tackawanna Street Philadelphia PA 19124	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	6/15/2027	55.0	55.0	51.0	0.02%
All Regional Recyclers of Wood LLC dba ARROW,Superior Carting,LLC dba 104 Wooster Street Bethel CT 06801	Waste Management and Remediation Services	Term Loan	Prime plus 2.75%	6/15/2042	302.9	302.9	324.4	0.11%
Tele Tax Express Inc., El Rancho Paiso, LLC and Nestor Romero 577 Main Avenue Paterson NJ 07055	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	6/14/2042	90.1	90.1	99.3	0.03%
ESA 365 Corp and Lucathor Realty LLC 2420 Grand Avenue Baldwin NY 11520	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	6/14/2042	21.9	21.9	23.9	0.01%
Susan Hughes dba Aloha Junction B and B 19-4037 Olapalapa Road Volcano HI 96785	Accommodation	Term Loan	Prime plus 2.75%	6/14/2042	60.5	60.5	67.7	0.02%
Hull’s Kitchen, LLC and HK Too, LLC 19 Hull Shore Dr Hull MA 02045	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/14/2042	93.9	93.9	104.9	0.04%
Yachting Solutions LLC 229 Commercial Street Rockport ME 04856	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	6/12/2027	104.5	104.5	103.6	0.04%
Refoleen Inc dba Spice and Tea Exchange 849 E Commerce Street Suite 121 San Antonio TX 78205	Food and Beverage Stores	Term Loan	Prime plus 2.75%	6/8/2027	3.1	3.1	2.9	0.00%
Skydive California, LLC 25001 S Kasson Rd Tracy CA 95301	Educational Services	Term Loan	Prime plus 2.75%	6/2/2027	49.3	49.3	51.4	0.02%
SCW, LLC dba Arthur Murray Dance Studio 2383 Old Dixwell Avenue Hamden CT 06518	Educational Services	Term Loan	Prime plus 2.75%	6/2/2042	142.3	142.3	153.6	0.05%

Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Principal	Cost	Fair Value	% of Net Assets
Speaker City, Inc.and Speaker Town, LLC dba Rollin Thunder 246 East Belt Boulevard Richmond VA 23224	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	6/1/2042	$44.4	$44.4	$48.6	0.02%
Ricnet III, Inc. dba Edible Arrangements 716 Foxcroft Ave Martinsburg WV 25401	Food and Beverage Stores	Term Loan	Prime plus 2.75%	5/31/2027	12.8	12.8	12.0	0.00%
Impact Grounds Maintenance and Design, Inc.dba Impact Landscaping and 6291 Chittenden Road Boston Heights OH 44236	Administrative and Support Services	Term Loan	Prime plus 2.75%	5/31/2042	77.3	77.3	85.7	0.03%
Funtime, LLC and Universal Entertainment Group LLC 13200 W. Foxfire Dr #144 Surprise AZ 85387	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	5/31/2027	57.9	57.9	54.4	0.02%
Haroon Baig,Inc.dba US1 Petrol 1280-1290 Dixwell Avenue Hamden CT 06514	Gasoline Stations	Term Loan	Prime plus 2.75%	5/31/2042	256.9	256.9	287.6	0.10%
Sage Oil LLC 8913 Egyptian Avenue Las Vegas NV 89143	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	5/31/2027	19.6	19.6	18.4	0.01%
Chet Lemon Enterprises LLC dba All American Sports 1544 Lane Park Cutoff Tavares FL 32778	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	5/26/2042	771.1	771.1	863.3	0.30%
Eagle Wood Works LLC 1448 Horsehead Road Lugoff SC 29078	Furniture and Related Product Manufacturing	Term Loan	Prime plus 2.75%	5/26/2027	10.5	10.5	10.2	0.00%
Hurricane Group, Inc. 312 West Fourth Street Carson City NV 89703	Other Information Services	Term Loan	Prime plus 2.75%	5/26/2027	65.5	65.5	60.7	0.02%
Mitchell Auto Repair, LLC and and C&M Mitchell, LLC 615 Hampton Park Blvd., Suite F Capital Heights MD 20743	Repair and Maintenance	Term Loan	Prime plus 2.75%	5/26/2042	190.9	190.9	209.2	0.07%
Swantown Inn & Spa LLC 1431 11th Avenue SE Olympia WI 98501	Accommodation	Term Loan	Prime plus 2.75%	5/26/2042	123.7	123.7	137.6	0.05%
Beyond Waves A Unique Salon LLC and Lori Ann Carlson 2290 Foxon Rd Route 80 North Branford CT 06471	Personal and Laundry Services	Term Loan	Prime plus 2.75%	5/25/2027	13.3	13.3	12.4	0.00%
Jung Design Inc. 10857 Pine Bluff Drive Fisher IN 46037	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	5/25/2027	7.9	7.9	7.3	0.00%
Locavore LLC dba Paloma Restaurant 401 S. Guadalupe Street Santa Fe NM 87501	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	5/25/2027	43.7	43.7	41.6	0.01%
Abdul Naushad MD PC dba Advanced Pain Centers 2865 James Boulevard Poplar Bluff MO 63901	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	5/25/2042	383.1	383.1	421.9	0.14%
Innovim, LLC 6401 Golden Triangle Drive Suite 200 Greenbelt MD 20770	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	5/24/2027	294.6	294.6	273.0	0.09%

Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Principal	Cost	Fair Value	% of Net Assets
Gill Express Inc. and Gill Express 2 LLC 2372 Walnut Avenue Livingston CA 95334	Repair and Maintenance	Term Loan	Prime plus 2.75%	5/23/2042	$329.6	$329.6	$353.2	0.12%
Prestige Construction of Florida, LLC 1404 Yorktown Street Suite E Deland FL 34944	Construction of Buildings	Term Loan	Prime plus 2.75%	5/23/2042	327.3	327.3	346.8	0.12%
GEM2K, LLC dba Precision Precast Group 4150 E Magnolia Street Phoenix AZ 85034	Miscellaneous Manufacturing	Term Loan	Prime plus 2.75%	5/19/2027	145.9	145.9	139.4	0.05%
Hayden Trucking LLC 11540 Eagle Vista Drive Fort Worth TX 76179	Truck Transportation	Term Loan	Prime plus 2.75%	5/19/2027	206.7	206.7	203.3	0.07%
Tres K Deli,Grocery,Fruit and Meat Inc. 125 West Tremont Ave Bronx NY 10453	Food and Beverage Stores	Term Loan	Prime plus 2.75%	5/19/2027	7.2	7.2	7.1	0.00%
Iron Men Home Repair, Inc. and Ironmen House Lifting Inc. 132 North Wellwood Ave Lindenhurst NY 11757	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	5/19/2042	566.8	566.8	616.1	0.21%
PS Camping, Inc. dba Prospectors RV Resort 43659&43595 US Highway 50 Canon City CO 81212	Accommodation	Term Loan	Prime plus 2.75%	5/19/2042	253.7	253.7	283.2	0.10%
Mr. B’s Bicycles & Mopeds, Inc. 1870 S. 4th Avenue Yuma AZ 85364	Sporting Goods, Hobby, Musical Instrument, and Book Stores	Term Loan	Prime plus 2.75%	5/18/2042	142.8	142.8	154.6	0.05%
Waterford Plumbing Co, Inc. 2425 W. Cuyler Ave Chicago IL 60618	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	5/18/2027	43.7	43.7	41.0	0.01%
Bay Car Wash LLC 952 South Commercial Street and West Magnolia Aransas Pass TX 78336	Repair and Maintenance	Term Loan	Prime plus 2.75%	5/18/2042	117.5	117.5	127.9	0.04%
Computech Computers Inc. 40-24 76th Street, Office #2B Elmhurst NY 11373	Educational Services	Term Loan	Prime plus 2.75%	5/17/2027	43.7	43.7	40.5	0.01%
Arco Electrical Contractors Inc. dba Arco Construction Group 22-24 South Seventh Street Elizabeth NJ 07202	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	5/16/2027	314.0	314.0	306.4	0.10%
5 Stars Learning Center Inc 14 Paine Avenue Irvington NJ 07111	Social Assistance	Term Loan	Prime plus 2.75%	5/16/2042	60.1	60.1	65.1	0.02%
Batter & Company,LLC dba Batter Co. Dessert Collection 1741 N.W. 33rd St. Pompano Beach FL 33064	Food and Beverage Stores	Term Loan	Prime plus 2.75%	5/16/2027	46.9	46.9	44.2	0.02%
Band Sawn Lumber,LLC and Nathan Ryan Adams 1873 State Highway 29 Johnstown NY 12095	Wood Product Manufacturing	Term Loan	Prime plus 2.75%	5/15/2042	110.9	110.9	118.5	0.04%
Sanderson Distribution Inc. 100 Daniel Drive Alamo CA 94507	Truck Transportation	Term Loan	Prime plus 2.75%	5/12/2027	9.2	9.2	8.5	0.00%
Keys Armored Express, Inc. 1517 Dennis Street Key West FL 33040	Administrative and Support Services	Term Loan	Prime plus 2.75%	5/12/2027	34.9	34.9	33.5	0.01%

Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Principal	Cost	Fair Value	% of Net Assets
SG Linke LLC 413 N Alfaya Trail P11 Orlando FL 32828	Clothing and Clothing Accessories Stores	Term Loan	8.25%	5/12/2027	$72.7	$72.7	$70.0	0.02%
B G F Bobby Q’s Inc 447 N. Main Street Freeport NY 11520	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	5/11/2027	6.5	6.5	6.7	0.00%
Estelle Finkel Educational Associates,LLC 125 West Mount Pleasant Avenue Livingston NJ 07039	Educational Services	Term Loan	Prime plus 2.75%	5/11/2027	105.6	105.6	97.9	0.03%
Labmates,LLC 141 Watertown Road Thomaston CT 06787	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	5/10/2027	87.3	87.3	87.8	0.03%
NHS, LLC 212 N Douglas Ave Ellsworth KS 67439	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	5/9/2027	77.3	77.3	74.1	0.03%
1872 Rosecrans, LLC dba Goodbar 1872 Rosecrans Street San Diego CA 92106	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	5/9/2027	55.8	55.8	52.0	0.02%
NHS, LLC 212 N Douglas Ave Ellsworth KS 67439	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	5/9/2042	21.3	21.3	22.0	0.01%
Innovation Transport, LLC 1 International Blvd Mahwah NJ 07495	Truck Transportation	Term Loan	Prime plus 2.75%	5/9/2027	68.1	68.1	68.3	0.02%
Benchmark Building, Inc. 1439 Stargazer Terrace Sanford FL 32771	Construction of Buildings	Term Loan	Prime plus 2.75%	5/5/2027	19.6	19.6	18.2	0.01%
Cable Management LLC 290 Pratt Street Meriden CT 06450	Waste Management and Remediation Services	Term Loan	Prime plus 2.75%	5/3/2027	50.1	50.1	49.8	0.02%
Fine Arts Center of Easley, Inc. dba Midtown Music 117 S. Pendleton Street Easley SC 29640	Sporting Goods, Hobby, Musical Instrument, and Book Stores	Term Loan	Prime plus 2.75%	5/2/2042	113.5	113.5	127.1	0.04%
Zahmel Restaurant Suppliers Corp dba Cash & Carry;Zahners Hardware;Zan 33-51 11th Street Astoria NY 11106	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	4/28/2027	79.3	79.3	74.2	0.03%
Georgia Productions Services LLC 825 Sunset Drive Locust Grove GA 30253	Rental and Leasing Services	Term Loan	Prime plus 2.75%	4/28/2027	79.1	79.1	77.1	0.03%
Love and Glory Learning Center, Inc. 4911 N. 42nd St. Tampa FL 33610	Social Assistance	Term Loan	Prime plus 2.75%	4/28/2042	75.8	75.8	81.5	0.03%
JMA Inc. dba Primecut and Mezzo; Primecut at Marquee 393 Charles Street Providence RI 02904	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	4/27/2042	215.9	215.9	241.7	0.08%
Sneads Ferry Foods, Inc. dba DQ Grill & Chill 920 Highway 210 Sneads Ferry NC 28460	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	4/27/2042	611.4	611.4	655.8	0.22%
Asheville’s Fun Depot, LLC 7 Roberts Road Asheville NC 28803	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	4/26/2027	75.8	75.8	79.1	0.03%
Resident Research, LLC 4400 Morris Park Drive Suite M Charlotte NC 28277	Other Information Services	Term Loan	Prime plus 2.75%	4/24/2027	76.5	76.5	70.9	0.02%
Ralph’s Hair Salon, Inc. 175 NW 14th Street Homestead FL 33030	Personal and Laundry Services	Term Loan	Prime plus 2.75%	4/21/2042	48.6	48.6	53.1	0.02%

Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Principal	Cost	Fair Value	% of Net Assets
Getting Even LLC dba The Zoo Health Club 377 South Willow Street, Suite B 2-1 Manchester NH 03103	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	4/21/2027	$6.5	$6.5	$6.2	0.00%
M.E. Interiors LLC 8816 S Sheridan Rd Tulsa OK 74133	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	4/20/2027	120.6	120.6	111.7	0.04%
Condron Brothers LLC DBA Luv 2 Play 4790 La Sierra Avenue Riverside CA 92505	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	4/19/2027	103.6	103.6	99.8	0.03%
Carpeteria (Markarian) Co. 8400 Miramar Road Suite 135 San Diego CA 92126	Furniture and Home Furnishings Stores	Term Loan	Prime plus 2.75%	4/13/2027	114.8	114.8	119.1	0.04%
Butternuts Beer and Ale LLC 4021 Highway 51 Garrattsville NY 13342	Beverage and Tobacco Product Manufacturing	Term Loan	Prime plus 2.75%	4/12/2027	63.9	63.9	66.6	0.02%
Citizens Lanes, LLC 5100 Goodson Connector Road Union City GA 30291	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	3/31/2042	608.0	608.0	680.0	0.23%
The Altitude Group, LLC and Core Home Security, LLC 949 Clint Moore Road, Unit 949A Boca Raton FL 33487	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	3/31/2027	41.9	41.9	38.7	0.01%
MIT LLC 11 North Peach ST. Medford OR 97504	Publishing Industries (except Internet)	Term Loan	Prime plus 2.75%	3/31/2042	85.1	85.1	95.2	0.03%
Bear Trail Lodge LLC Mile 1 Bear Trail Road King Salmon AK 99613	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	3/31/2042	537.5	537.5	597.5	0.20%
Landmark Ventures USA, Inc. 475 Park Avenue South 25th Floor New York NY 10016	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	Term Loan	Prime plus 2.75%	3/31/2027	161.5	161.5	149.4	0.05%
Golden Hen Inc. dba Cafe 468 W. Cheltenham Avenue Philadelphia PA 19126	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/31/2027	55.8	55.8	52.1	0.02%
Applied Integrated Technologies, Inc. 7120 Samuel Morse Drive #150 Columbia MD 21046	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	3/31/2027	107.7	107.7	99.7	0.03%
Signature Rooms, Inc dba Gallery Furniture 2066 Milford Avenue Medford NY 11706	Furniture and Home Furnishings Stores	Term Loan	Prime plus 2.75%	3/30/2042	482.3	482.3	537.8	0.18%
KWG Industries LLC dba Peterson & Marsh Metal Industries 330 Roycefield Road Unit B Hillsborough NJ 08844	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	3/30/2027	25.8	25.8	26.5	0.01%
Schafer Fisheries Inc. 21985 Waller Road Fulton IL 61252	Food Manufacturing	Term Loan	Prime plus 2.75%	3/30/2042	241.4	241.4	270.0	0.09%
Sea Smoke Barbeque, Corp and Danwen LLC 20 Island Farm Road Oak Bluffs MA 02557	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/30/2042	230.0	230.0	249.8	0.09%
First Sail Group Inc. and Omen Board Industires LLC 5001 208th Street Lynnwood WA 98036	Nonstore Retailers	Term Loan	Prime plus 2.75%	3/29/2027	17.2	17.2	16.8	0.01%

Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Principal	Cost	Fair Value	% of Net Assets
Gauri Hospitality Group LLC dba Microtel Inns & Suites by Wyndham 1221 Kentucky Mills Drive Louisville KY 40299	Accommodation	Term Loan	Prime plus 2.75%	3/29/2042	$1,027.5	$1,027.5	$1,145.4	0.39%
Discount Price, LLC dba Robert’s Market 2 Hill Road Franklin NH 03235	Gasoline Stations	Term Loan	Prime plus 2.75%	3/29/2042	200.6	200.6	219.4	0.08%
Douglas K. Soderblom . dba Loma Linda Optometry 25815 Barton Rdad, Unit C104 Loma Linda CA 92354	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	3/29/2027	86.1	86.1	82.9	0.03%
H and H Hotshot Services, Inc. dba AA Hotshot & Logistics 5455 N 51st Street, # 30 Glendale AZ 85301	Couriers and Messengers	Term Loan	Prime plus 2.75%	3/29/2030	88.4	88.4	83.3	0.03%
New England Country Day School, Inc. and Thomas D. Walker 27 Kenosia Avenue Danbury CT 06810	Social Assistance	Term Loan	Prime plus 2.75%	3/28/2042	362.6	362.6	393.0	0.13%
American Pharmaceutical Innovation Company, LLC 1425 Centre Circle Downers Grove IL 60515	Chemical Manufacturing	Term Loan	Prime plus 2.75%	3/28/2027	25.8	25.8	24.0	0.01%
Heil & Hornik LLC dba Elysium Tennis 7637 C. Commerce Place Plain City OH 43064	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	3/27/2042	903.5	903.5	976.2	0.33%
Pecos Entertainment LLC dba State Theater and Pecos Inn LLC dba Econo 421 S. Oak Street Pecos TX 79772	Motion Picture and Sound Recording Industries	Term Loan	Prime plus 2.75%	3/27/2042	399.1	399.1	446.4	0.15%
Robert Dixon PA dba Law Offices of Robert Dixon 4501 NW 2nd Avenue Miami FL 33127	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	3/24/2042	414.6	414.6	462.5	0.16%
Ericon Inc. dba Quik Pik 740 Davenport Avenue Freemont NE 68025	Gasoline Stations	Term Loan	Prime plus 2.75%	3/24/2027	54.2	54.2	54.9	0.02%
Executive Fitness & Nutrition Inc. 8610 Roosevelt Avenue Suite 2 Jackson Heights NY 11372	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	3/23/2027	17.7	17.7	18.1	0.01%
Denton Bio Fuels LLC and American Bio Source LLC 624 W. University Dr. Suite 359 TX TX 76201	Waste Management and Remediation Services	Term Loan	Prime plus 2.75%	3/23/2027	51.0	51.0	49.5	0.02%
Color Graphic Press, Inc. 42 Main Street Nyack NY 10960	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	3/23/2027	103.4	103.4	107.6	0.04%
JBK Truck Trailer and Bus Inc. 8669 South State Road 67 Camby IN 46113	Repair and Maintenance	Term Loan	Prime plus 2.75%	3/23/2042	86.3	86.3	93.2	0.03%
Baton Rouge Cargo Services Inc. and 6507 Westport, LLC 6507 Westport Avenue Shreveport LA 71129	Truck Transportation	Term Loan	Prime plus 2.75%	3/22/2042	625.6	625.6	689.3	0.24%
Vehicle Safety Supply LLC 707 Femimore Road Mamaroneck NY 10543	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	3/21/2027	19.4	19.4	17.9	0.01%
J Sivilis LLC dba Pet Wants 3883 Catalina Dr Cocoa FL 32926	Personal and Laundry Services	Term Loan	Prime plus 2.75%	3/17/2027	10.6	10.6	10.0	0.00%

Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Principal	Cost	Fair Value	% of Net Assets
The Purple Cow House of Pancake Inc 6 & 10 Skowhegan Road Fairfield ME 04937	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/16/2042	$156.3	$156.3	$174.8	0.06%
Reservoir International LLC 502 Parks McMillan Drive Raeford NC 28376	Educational Services	Term Loan	Prime plus 2.75%	3/16/2027	85.6	85.6	84.2	0.03%
Texcor, Inc.dba Texas Corral,Texas Coral Restaurants II, Inc. T.C. of 5880 US Hwy6 Portage IN 46368	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/16/2027	258.2	258.2	268.8	0.09%
1MTX LLC and Sunrise Transportation and Logistics, LLC and Mustafa M 6510 North Broadway Saint Louis MO 63147	Truck Transportation	Term Loan	Prime plus 2.75%	3/13/2027	584.7	584.7	541.1	0.19%
Dwayne Bernard Tate 1238 Woodcliff Court SW Lilburn GA 30047	Truck Transportation	Term Loan	Prime plus 2.75%	3/10/2027	9.0	9.0	8.8	0.00%
Elegant Occasions, LLC dba E Productions 3650 Coral Ridge Drive Units 103-104 Coral Springs FL 33065	Personal and Laundry Services	Term Loan	Prime plus 2.75%	3/10/2042	573.1	573.1	621.3	0.21%
E & P Holdings 1 LLC and Evans & Paul Unlimited Corp. and Evans & P 140 Dupont Street Plainview NY 11803	Nonmetallic Mineral Product Manufacturing	Term Loan	Prime plus 2.75%	3/9/2027	107.6	107.6	101.4	0.03%
Anthony LLC dba Star of Woodward Market 5730 Woodward Ave Detroit MI 48202	Food and Beverage Stores	Term Loan	Prime plus 2.75%	3/9/2042	112.0	112.0	125.3	0.04%
Allegro Assisted Living Of Texas 3400 Remington Drive Plano TX 75023	Nursing and Residential Care Facilities	Term Loan	Prime plus 2.75%	3/6/2027	82.7	82.7	86.1	0.03%
Robbie E. Bakery and Cafe LLC 4570 Lyons Road Suite 112 Coconut Creek FL 33073	Food and Beverage Stores	Term Loan	Prime plus 2.75%	3/3/2027	55.3	55.3	51.2	0.02%
Podium Auto Sales Inc and RRS Property, LLC 246 S. Dixie Highway Pompano Beach FL 33060	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	3/3/2042	88.3	88.3	95.2	0.03%
Weeping Willow Kennels, Inc and Aileen N Black 6041 Hammond School Road Salisbury MD 21804	Personal and Laundry Services	Term Loan	Prime plus 2.75%	2/28/2042	136.0	136.0	149.0	0.05%
SSI Refrigerated Express Inc. and Robert M Stallone dba SSI Express 1001 E. Cooley Drive Suite 102 Colton CA 92324	Truck Transportation	Term Loan	Prime plus 2.75%	2/28/2027	199.5	199.5	184.6	0.06%
Getting Even LLC dba The Zoo Health Club 377 South Willow Street Unit B2-1 Manchester NH 03103	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	2/28/2027	82.3	82.3	78.6	0.03%
McNally Enterprises Inc. 1010 N. Grove Street Anaheim CA 92806	Administrative and Support Services	Term Loan	Prime plus 2.75%	2/27/2027	55.5	55.5	53.0	0.02%
Total Document Solutions Inc and,TDS Services, LLC 2515 North Shiloh Drive Fayetteville AR 72704	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	2/27/2030	281.1	281.1	277.3	0.09%

Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Principal	Cost	Fair Value	% of Net Assets
Teracore Inc. 3300 Holcomb Bridge Road, Suite 226 Norcross GA 30092	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	2/27/2027	$139.9	$139.9	$129.5	0.04%
B & J Bicycle Shop Inc. 1620 E. Sample Rd Pompano Beach FL 33064	Sporting Goods, Hobby, Musical Instrument, and Book Stores	Term Loan	Prime plus 2.75%	2/24/2027	6.5	6.5	6.8	0.00%
TMJ Pizza Mesa LLC dba Rosati’s Pizza Restaurant 2235 S. Power Rd Suite 118 Mesa AZ 85209	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/24/2027	91.8	91.8	90.7	0.03%
3W Enterprises LLC 2727 Industrial Parkway Elkhart IN 46516	Textile Product Mills	Term Loan	Prime plus 2.75%	2/24/2042	63.5	63.5	70.2	0.02%
Victorian Restaurant and Tavern, LLC 226 Maple Avenue Cheshire CT 06410	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/22/2042	104.4	104.4	111.5	0.04%
DER Services, LLC dba A.K.A. Sports 34904 W. B. Michigan Ave Wayne MI 48184	Sporting Goods, Hobby, Musical Instrument, and Book Stores	Term Loan	Prime plus 2.75%	2/17/2042	38.9	38.9	43.5	0.01%
Ameritube, LLC and Ravone Properties, LLC 1000 North State. Highway 77 Hillsboro TX 76645	Primary Metal Manufacturing	Term Loan	Prime plus 2.75%	2/14/2042	180.0	180.0	201.3	0.07%
Baton Rouge Cargo Services Inc. and 2808 Court Street, LLC 2808 Court Street Port Allen LA 70767	Truck Transportation	Term Loan	Prime plus 2.75%	2/10/2042	240.4	240.4	264.9	0.09%
Sushiya Inc. 72 S. Main St Hanover NH 03755	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/10/2027	16.0	16.0	15.3	0.01%
Maximo Canot dba Wash and Dry Laundrymat 34 Morningside Avenue Yonkers NY 10703	Personal and Laundry Services	Term Loan	Prime plus 2.75%	2/10/2042	133.7	133.7	147.7	0.05%
Marvic Enterprises Inc dba Jordan’s Liquor 199 Taunton Avenue East Providence RI 02914	Food and Beverage Stores	Term Loan	Prime plus 2.75%	2/10/2042	212.8	212.8	233.4	0.08%
Harrison Logging Company LLC 255 Ray Crain Road Indian Mound TN 37079	Forestry and Logging	Term Loan	Prime plus 2.75%	2/9/2027	90.8	90.8	87.7	0.03%
8 Minute Oil Change Auto Repair & Tire Center and Jumir L.L.C. 174-176 Mountain Avenue Springfield NJ 07081	Repair and Maintenance	Term Loan	Prime plus 2.75%	2/7/2042	320.7	320.7	342.8	0.12%
DBMS Consulting, Inc. 164 West 83rd St. Units CF1 and CF2 New York NY 10024	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	2/1/2042	179.7	179.7	192.2	0.07%
Brandco, LLC 2151 Consulate Drive Suite 21 Orlando FL 32837	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	1/31/2027	37.1	37.1	34.3	0.01%
Chidlren’s House Learning, Inc and Tarps Investment Group 720 Wilbraham Road Springfield MA 01109	Social Assistance	Term Loan	Prime plus 2.75%	1/31/2042	312.0	312.0	338.1	0.12%
Fave Realty Inc. 1875 Grand Avenue Baldwin NY 11510	Real Estate	Term Loan	Prime plus 2.75%	1/30/2042	52.9	52.9	57.8	0.02%

Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Principal	Cost	Fair Value	% of Net Assets
Return to Excellence Inc 176 Country Club Drive Waynesville NC 28786	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	1/27/2027	$15.6	$15.6	$16.2	0.01%
House of Bread & Coffee Corp dba Casa Do Pao 22829 State Road 7 Boca Raton FL 33428	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	1/27/2042	169.3	169.3	177.5	0.06%
ZMKNY Tires Inc dba Houston International Tires 12444 Market ST Houston TX 77015	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	1/27/2042	104.5	104.5	116.9	0.04%
SRC Publishing LLC 8690 Waterford Bend Street Las Vegas NV 89123	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	Term Loan	Prime plus 2.75%	1/27/2027	19.1	19.1	17.6	0.01%
Fox Valley Rentals & Investments LLC and Brian M Tomaszewski 2906 E. Newberry St. Appleton WI 54915	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	1/20/2042	41.2	41.2	44.5	0.02%
Rhone Wolf Vineyard LLC, Goldline Brands Inc. and Myka Cellars, Inc. 5245 Bucks Bar Road Placerville CA 95667	Beverage and Tobacco Product Manufacturing	Term Loan	Prime plus 2.75%	1/19/2030	230.9	230.9	228.3	0.08%
Jolibe LLC and Jolibe Atelier LLC 325 West 38th Street Studio 1704-1706 New York NY 10018	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	1/18/2027	8.9	8.9	8.5	0.00%
Eickmann Management Group LLC dba Jimmy Johns of Dundee 568 Techumseh Street Dundee MI 48131	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	1/17/2027	84.5	84.5	86.8	0.03%
Fullbro Trust dba Menemsha Blues 2 Basin Road Chilmark MA 02535	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	1/13/2027	19.1	19.1	19.9	0.01%
Echelon Enterprises, Inc 16701 E. Iliff Avenue Aurora CO 80013	Sporting Goods, Hobby, Musical Instrument, and Book Stores	Term Loan	Prime plus 2.75%	1/10/2027	42.4	42.4	44.2	0.02%
Fort Smith Wings Inc. dba Wing Stop 8624 Rogers Ave Fort Smith AR 72903	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/28/2026	16.4	16.4	15.7	0.01%
Sand Hill Associates, Ltd. dba Charlie O’s Tavern on the Point 2 Sand Hill Cove Road Narragansett RI 02882	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/27/2041	413.0	413.0	442.8	0.15%
Joshua L. Baker 1849 Data Drive Hoover AL 35244	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	12/23/2026	13.2	13.2	12.2	0.00%
Jacliff Investments Inc. dba International health Technologies 2355 South 1070 West Salt Lake City UT 84119	Publishing Industries (except Internet)	Term Loan	Prime plus 2.75%	12/23/2026	105.1	105.1	97.1	0.03%
Metropolitan Solutions Group Inc. 1420 Chestnut Street Portsmouth VA 23704	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	12/19/2041	266.1	266.1	280.2	0.10%
Means Enterprises LLC dba FastFrame Frisco 4112-4150 Legacy Drive/5729 Leabanon Road Unit 412 Frisco TX 75034	Furniture and Home Furnishings Stores	Term Loan	Prime plus 2.75%	12/16/2026	18.9	18.9	17.7	0.01%

Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Principal	Cost	Fair Value	% of Net Assets
Soon Im. Chin dba Stan C-Store 4014 E Stan Schlueter Loop Killeen TX 76542	Gasoline Stations	Term Loan	Prime plus 2.75%	12/15/2041	$205.6	$205.6	$227.7	0.08%
Sempco, Inc. 51 -55 Lake Street Unit #2-6 Nashua NH 03060	Miscellaneous Manufacturing	Term Loan	Prime plus 2.75%	12/15/2041	40.6	40.6	45.4	0.02%
New Chicago Wholesale Bakery, Inc. 795 Touhy Avenue Elk Grove Village IL 60007	Food Manufacturing	Term Loan	Prime plus 2.75%	12/15/2041	438.9	438.9	470.6	0.16%
Allied Welding Inc. 1820 N. Santa Fe Avenue Chillicothe IL 61523	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	12/15/2041	729.8	729.8	780.1	0.27%
Techni-Pro Institute LLC 414 NW 35th Street Boca Raton FL 33431	Educational Services	Term Loan	Prime plus 2.75%	12/15/2026	160.0	160.0	151.3	0.05%
Ericon, Inc. dba Quik Pik 740 Davenport Avenue Freemont NE 68025	Gasoline Stations	Term Loan	Prime plus 2.75%	12/15/2041	322.8	322.8	348.3	0.12%
White Hawk Inc. 2101 Dr. Martin Luther King Jr. Blvd Stockton CA 95205	Truck Transportation	Term Loan	Prime plus 2.75%	12/15/2026	937.3	937.3	865.8	0.30%
Elita 7, LLC 16 Marble Street Worcester MA 01603	Nursing and Residential Care Facilities	Term Loan	Prime plus 2.75%	12/15/2041	689.4	689.4	755.6	0.26%
Trison Enterprises Inc.dba Lee’s Automotive 13281 Aurora Avenue N Seattle WA 98311	Repair and Maintenance	Term Loan	Prime plus 2.75%	12/14/2041	394.3	394.3	429.7	0.15%
D and E Hardware Co. and D and E Pump Sales and Servi 2800 North US 1 Mims FL 32754	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	12/14/2041	511.5	511.5	551.1	0.19%
HMG Strategy, LLC 191 Post Road West Westport CT 06880	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	12/14/2026	42.0	42.0	38.8	0.01%
Cardinal Homes Inc,.Alouette Holdings Inc.,Bret Berneche &,orothy M 525 Barnsville Highway Wylliesburg VA 23976	Wood Product Manufacturing	Term Loan	Prime plus 2.75%	12/14/2026	896.6	896.6	932.1	0.32%
Cardinal Homes Inc. and Bret A Berneche 525 Barnesville Highway Wylliesburg VA 23976	Wood Product Manufacturing	Term Loan	Prime plus 2.75%	12/14/2041	117.3	117.3	131.0	0.04%
AGG Management Team LLC dba Chevron 2615 S Dixie Highway West Palm Beach FL 33401	Gasoline Stations	Term Loan	Prime plus 2.75%	12/14/2041	278.2	278.2	310.9	0.11%
Wayfarer Bicycle LLC 118-120 Ocean Avenue New London CT 06320	Sporting Goods, Hobby, Musical Instrument, and Book Stores	Term Loan	Prime plus 2.75%	12/13/2041	89.5	89.5	95.1	0.03%
Roast Beef Levittown LLC dba Arby’s 2080 Hempstead Turnpike East Meadow NY 11554	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/13/2026	255.3	255.3	265.4	0.09%
Success Advertising Inc. dba Success Communivstion Gr 26 Eastmans Road Parsippany NJ 07054	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	12/13/2041	451.4	451.4	500.4	0.17%

Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Principal	Cost	Fair Value	% of Net Assets
Queen Express LLC 115 S. Church Lane Tappahannock VA 22560	Gasoline Stations	Term Loan	Prime plus 2.75%	12/13/2041	$181.4	$181.4	$201.3	0.07%
Mack Team Enterprises Inc.dba The UPS Store #6815 38200 Avenue of the States Fort Gordon GA 30905	Couriers and Messengers	Term Loan	Prime plus 2.75%	12/9/2026	17.2	17.2	16.5	0.01%
Recycling Revolution,LLC 4190 Collins Road Unadilla GA 31091	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	12/9/2041	89.2	89.2	96.1	0.03%
Myndshft Technologies LLC 3440 Gannett Avenue Des Moines IA 50321	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	12/9/2026	651.8	651.8	622.5	0.21%
New Life Hospital LLC 17400 Red Oak Drive Houston TX 77090	Hospitals	Term Loan	Prime plus 2.75%	12/8/2041	1,181.7	1,181.7	1,320.4	0.45%
Imagine By Carleen Inc. 1404 Del Prado Blvd. Units 100 & 105 Cape Coral FL 33990	Personal and Laundry Services	Term Loan	Prime plus 2.75%	12/8/2041	50.8	50.8	55.1	0.02%
Hanson’s Greeks LLC 8132 N. 87th Place, Ste A Scottsdale AZ 85258	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	12/8/2026	9.4	9.4	9.8	0.00%
Lan Doctors, Inc. 14 Pierson Court Mahwah NJ 07430	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	12/7/2026	206.8	206.8	212.2	0.07%
Yachting Solutions LLC 229 Commercial Street Rockport ME 04856	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	12/7/2029	63.6	63.6	63.9	0.02%
The Lake Shore Hospitality Inc dba Dowagiac Baymont Inn & Suites 29291 Amerihost Drive Dowagiac MI 49047	Accommodation	Term Loan	Prime plus 2.75%	12/5/2041	343.4	343.4	379.4	0.13%
Lilo Holdings LLC 933 Port Reading Ave Port Reading NJ 07064	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/5/2026	13.4	13.4	12.9	0.00%
Noso Development LLC 4 Walker Way Albany NY 12205	Construction of Buildings	Term Loan	Prime plus 2.75%	12/1/2026	63.1	63.1	58.3	0.02%
Ericon, Inc. 740 Davenport Avenue Fremont NE 68025	Gasoline Stations	Term Loan	Prime plus 2.75%	12/1/2041	705.6	705.6	764.1	0.26%
Sharaz Shah DBA Thomas Jewelers 714 Greenville Boulevard, Suite 0043 Greenville NC 27858	Clothing and Clothing Accessories Stores	Term Loan	Prime plus 2.75%	11/30/2026	6.8	6.8	6.2	0.00%
Studio Find It Georgia, Inc. 1415 Constitution Road SE Atlanta GA 30316	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	11/30/2026	6.3	6.3	5.9	0.00%
Imaginarium Foods LLC, 751 N. Cable Road Lima OH 45805	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/28/2042	363.4	363.4	397.5	0.14%
Pebble Wood Lane, LLC and Good Sam’s Assisted Living Resiidence,LLC 1 Pebble Wood Lane Palm Coast FL 32164	Nursing and Residential Care Facilities	Term Loan	Prime plus 2.75%	11/30/2041	65.2	65.2	72.9	0.02%
Quick Ship, LLC 448 W. 19th St Houston TX 77008	Couriers and Messengers	Term Loan	Prime plus 2.75%	11/30/2026	8.8	8.8	8.1	0.00%
RD Management, LLC 2302 N. Kings Hwy Myrtle Beach SC 29572	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/30/2026	178.3	178.3	166.3	0.06%

Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Principal	Cost	Fair Value	% of Net Assets
B4 Fitness LLC dba The Zoo Health Club 4 Beehive Dr Epping NH 03042	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	11/30/2026	$18.8	$18.8	$17.9	0.01%
Access Staffing, LLC 360 Lexington Avenue 8th Floor New York NY 10017	Administrative and Support Services	Term Loan	Prime plus 2.75%	11/29/2026	938.3	938.3	866.7	0.30%
Usman Jalil, LLC dba Food Mart 147 N Washington Street Plainville CT 06062	Gasoline Stations	Term Loan	Prime plus 2.75%	11/29/2041	225.4	225.4	238.7	0.08%
WPN Recycling Company LLC 5101 Andard Ave Baltimore MD 21226	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	11/23/2026	18.8	18.8	19.5	0.01%
Hafa Adai Signs and Graphics LLC dba Fastsigns of Auburn -#281901 1835 Auburn Way N Suite B Auburn WA 98002	Administrative and Support Services	Term Loan	Prime plus 2.75%	11/23/2026	50.0	50.0	46.7	0.02%
Merchant Coterie, Inc. 400 East 52nd Street Apt. 14F New York NY 10022	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	11/23/2026	104.8	104.8	96.8	0.03%
CRK Mens, LLC dba Spiff for Men 750 Third Ave New York NY 10017	Personal and Laundry Services	Term Loan	Prime plus 2.75%	11/23/2026	90.0	90.0	84.5	0.03%
6E Technologies LLC 11001 West 120th Avenue, Suite 400 Broomfield CO 80020	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	11/22/2026	140.8	140.8	138.2	0.05%
Broms Asset Management LLC 215 East 79th Street Apt 9E New York NY 10075	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	Term Loan	Prime plus 2.75%	11/22/2026	104.2	104.2	96.2	0.03%
JBK Truck Trailer and Bus Inc. 8669 S. State Road 67 Camby IN 46113	Repair and Maintenance	Term Loan	Prime plus 2.75%	11/22/2041	401.2	401.2	434.6	0.15%
Bouquet Restaurant LLC 519 Main Street Covington KY 41011	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/22/2041	121.0	121.0	131.6	0.05%
Skaggs RV Outlet LLC 301 Commerce Drive Elizabethtown KY 42701	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	11/21/2026	83.4	83.4	86.7	0.03%
Catherine Christine Morin dba Purr-Fect Pets 1915 North Austin Avenue Georgetown TX 78626	Personal and Laundry Services	Term Loan	Prime plus 2.75%	11/17/2026	15.6	15.6	14.4	0.00%
Stratmar Systems Inc dba Stratmar Retail Services 109 Willett Avenue Port Chester NY 10573	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	11/16/2026	57.1	57.1	59.4	0.02%
Hoosier Health Plus, LLC 520 East 8th Street Anderson IN 46012	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	11/15/2026	100.0	100.0	100.0	0.03%
J. A. Kohlhepp Sons, Inc. dba Kohlhepp’s True Value 640 Dubois Street Du Bois PA 15801	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	11/10/2026	172.8	172.8	177.5	0.06%
J. A. Kohlhepp Sons, Inc. dba Kohlhepp’s True Value 640 Dubois Street Dubois PA 15801	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	11/10/2041	438.5	438.5	481.3	0.16%
Panther Ironworks and Rigging Solutions LLC 1028 Washburn Switch Road Shelby NC 28150	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	11/10/2026	128.3	128.3	125.2	0.04%

Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Principal	Cost	Fair Value	% of Net Assets
Hackensack Steel Corporation and Luzerne Ironworks Inc 300 Sly Street Swoyersville PA 18709	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	11/10/2026	$202.9	$202.9	$210.9	0.07%
Rich’s Food Stores LLC dba Hwy 55 of Wallace 611 East Southerland Street Wallace NC 28466	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/9/2026	37.1	37.1	36.6	0.01%
Big Apple Entertainment Partners LLC 1221 Brickell Avenue, Suite 2660 Miami FL 33131	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	11/9/2026	145.9	145.9	134.8	0.05%
Dyer Properties, LLC and Bayview Pharmacy, Inc. 3844 Post Road Warwick RI 02886	Health and Personal Care Stores	Term Loan	Prime plus 2.75%	11/9/2041	232.0	232.0	248.8	0.09%
MIK LLC dba Firehouse Subs 17250 Royalton Rd Strongsville OH 44136	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/9/2026	170.1	170.1	158.7	0.05%
Fine Line Interiors, Inc. 2530 SW 30th Avenue Hallandale Beach FL 33009	Repair and Maintenance	Term Loan	Prime plus 2.75%	11/4/2041	69.3	69.3	77.4	0.03%
131 Miles LLC and Ohm Shubh Laxmi, LLC. dba Mr Hero 13215 Miles Avenue Cleveland OH 44105	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/3/2041	122.2	122.2	134.1	0.05%
Veracruz Shabo, LLC(EPC) Waterfalls Quick Lube LLC (OC) 1325 Broad Street Central Falls RI 02863	Repair and Maintenance	Term Loan	Prime plus 2.75%	11/1/2041	116.8	116.8	128.1	0.04%
Glocecol LLC 10302 NW South River Drive, Bay #18 Miami FL 33178	Administrative and Support Services	Term Loan	Prime plus 2.75%	11/1/2026	62.5	62.5	65.0	0.02%
Moolchan Enterprises LLC dba Staying Green 5370 State Rd 84 Bay 3 Davie FL 33314	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	10/31/2026	9.2	9.2	9.5	0.00%
Bloomquist Communications Inc. 131 East Trinity Place Decatur GA 30030	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	10/31/2026	49.6	49.6	45.8	0.02%
Woodstock Enterprises Corp dba True Scent Candle Co 191 2nd Avenue Warwick RI 02888	Miscellaneous Manufacturing	Term Loan	Prime plus 2.75%	10/31/2041	85.7	85.7	91.1	0.03%
Elite Structures Inc 401 Old Quitman Road Abel GA 31620	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	10/27/2029	200.9	200.9	207.0	0.07%
FibAire Communications, LLC 13590 South Sunland Gin Road Suite E Arizona City AZ 85123	Telecommunications	Term Loan	Prime plus 2.75%	10/27/2026	89.4	89.4	87.4	0.03%
Blakeslee Arpaia Chapman Inc and Chapman Construction Services LLC 200 North Branford Road Branford CT 06405	Heavy and Civil Engineering Construction	Term Loan	Prime plus 2.75%	10/24/2026	351.5	351.5	365.4	0.13%
Worldwide Estate, Inc. dba Washington Heights Manor 10620 W. Greenwood Terrace Milwaukee WI 53224	Nursing and Residential Care Facilities	Term Loan	Prime plus 2.75%	10/21/2041	216.7	216.7	242.2	0.08%
Gold Wind Logistics LLC 2830 Beech Daly Rd Inkster MI 48141	Truck Transportation	Term Loan	Prime plus 2.75%	10/20/2041	171.1	171.1	191.1	0.07%

Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Principal	Cost	Fair Value	% of Net Assets
Speaker City, Inc. dba Rollin Thunder 246 East Belt Boulevard Richmond VA 23224	Electronics and Appliance Stores	Term Loan	Prime plus 2.75%	10/14/2041	$120.7	$120.7	$132.2	0.05%
Justin Partlow 100 Independence Place, Suite 414 Tyler TX 75703	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	10/13/2026	16.1	16.1	14.9	0.01%
Maine Service Corp 59-22 55th Street Maspeth NY 11378	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	10/13/2026	150.5	150.5	151.0	0.05%
Reliable Recovery Services LLC 2401 West Mcdowell Road Phoenix AZ 85009	Support Activities for Transportation	Term Loan	Prime plus 2.75%	10/7/2026	93.0	93.0	90.4	0.03%
Wyspen Corporation dba Charlestown Ace 5 Austin Street Charlestown MA 02129	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	10/3/2026	29.8	29.8	27.5	0.01%
Ailky Corporation 352 Beford Street Lakeville MA 02347	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	10/3/2026	206.7	206.7	195.1	0.07%
MegaPhase, LLC 122 Banner Road Stroudsburg PA 18360	Computer and Electronic Product Manufacturing	Term Loan	Prime plus 2.75%	9/30/2026	122.7	122.7	128.1	0.04%
Adelwerth Bus Corp. 423 Montauk Highway Eastport NY 11941	Transit and Ground Passenger Transportation	Term Loan	Prime plus 2.75%	9/30/2041	233.4	233.4	263.0	0.09%
JJA Transportation Management Inc. 15 Church Street Upland PA 19015	Transit and Ground Passenger Transportation	Term Loan	Prime plus 2.75%	9/30/2026	43.0	43.0	42.8	0.01%
Seaway LLC and Reklaw LLC dba Allure Lounge 415 -417 Halsey Drive Newark NJ 07102	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/30/2041	132.1	132.1	151.6	0.05%
Adelwerth Bus Corporation, Transportation Leasing Corp. and dba Transp 423 Montauk Highway Eastport NY 11941	Transit and Ground Passenger Transportation	Term Loan	Prime plus 2.75%	9/30/2029	574.8	574.8	608.4	0.21%
Thunderdome Racing Inc. 190 Nicks Road Norwood NC 28128	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	9/29/2026	14.6	14.6	15.4	0.01%
Graphics,Type and Color Enterprises Inc dba Clubflyers.com and GTC Med 2300 NW 7th Avenue Miami FL 33127	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	9/28/2041	821.5	821.5	943.0	0.32%
Beadon Inc 2601 Old Ocean City Rd Salisbury MD 21804	Food and Beverage Stores	Term Loan	Prime plus 2.75%	9/28/2026	18.4	18.4	19.4	0.01%
CNC Precision Machine, Inc. 18360 Industrial Circle Burton OH 44021	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	9/28/2041	1,235.9	1,235.9	1,396.4	0.48%
CD Game Exchange Inc. 3719 N Mississippi Portland OR 97227	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	9/28/2026	18.4	18.4	18.4	0.01%
Luv 2 Play Nor Cal, LLC dba Luv 2 Play 82 Clarksville Road Folsom CA 95630	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	9/27/2026	43.0	43.0	43.6	0.01%
Luna Nueva LLC dba Bio Builders 51467 Blue River Dr. Vida OR 97488	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	9/27/2026	12.3	12.3	12.4	0.00%

Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Principal	Cost	Fair Value	% of Net Assets
Kyle M Walker DDS, PC 1402 West Park Avenue Orange TX 77630	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	9/27/2026	$189.3	$189.3	$190.8	0.07%
Reynolds Fence & Guardrail Inc. 9320 Machado Drive Indian Trail NC 28079	Heavy and Civil Engineering Construction	Term Loan	Prime plus 2.75%	9/27/2026	515.1	515.1	535.2	0.18%
Sarah S Olelewe MD Inc 11704 &11712 Hawthorne Blvd Hawthorne CA 90250	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	9/26/2041	281.3	281.3	318.4	0.11%
TPFC,LLC dbaThe Picture Frame Company 5957 Glenway Avenue Cincinnati OH 45238	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	9/26/2041	56.4	56.4	63.9	0.02%
Ridge Road Equestrian LLC dba Ricochet Ridge Ranch 24201 North Highway 1 Fort Bragg CA 95437	Support Activities for Agriculture and Forestry	Term Loan	Prime plus 2.75%	9/26/2026	7.4	7.4	7.7	0.00%
PeopleBest Inc. 19442 Mesa Drive Villa Park CA 92861	Administrative and Support Services	Term Loan	Prime plus 2.75%	9/26/2026	12.3	12.3	12.2	0.00%
B4 Fitness LLC dba The Zoo Health Club 4 Beehive Dr Epping NH 03042	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	9/23/2026	71.6	71.6	72.5	0.02%
Mr. Mulch, Inc 2721 Dublin Granville Road Columbus OH 43235	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	9/23/2041	389.7	389.7	432.0	0.15%
Wrecking Crew Media LLC 229 Commercial Ave Pittsburgh PA 15212	Performing Arts, Spectator Sports, and Related Industries	Term Loan	Prime plus 2.75%	9/21/2026	40.9	40.9	40.8	0.01%
Cuppiecakes LLC 313 S Main Street McGregor TX 76557	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/21/2041	21.6	21.6	24.4	0.01%
Benoit’s Towing and Recovery LLC 301 Tabor Rd Swanton VT 05488	Support Activities for Transportation	Term Loan	Prime plus 2.75%	9/20/2026	9.8	9.8	9.8	0.00%
Consulting Solutions Inc. and Mark Luciani 3000 N Federal Hwy 1-1A Fort Lauderdale FL 33306	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	9/20/2026	18.4	18.4	19.0	0.01%
Eyncon LLC 117N Dallas Street Ennis TX 75119	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	9/16/2041	48.0	48.0	54.5	0.02%
The Merrin Group LLC 151 W 46th ST New York NY 10036	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/15/2026	144.0	144.0	150.0	0.05%
Rich’s Food Stores LLC dba Hwy 55 of Wallace 611 East Southerland Street Wallace NC 28466	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/14/2026	123.4	123.4	127.0	0.04%
Atlantic Alarm Systems and Services LLC 165 Amboy Road, Building G, Suite 703 Morganville NJ 07734	Administrative and Support Services	Term Loan	Prime plus 2.75%	9/14/2026	12.6	12.6	12.8	0.00%
Metropet Dog Center, Inc 2057 West Shore Road Warwick RI 02889	Personal and Laundry Services	Term Loan	Prime plus 2.75%	9/13/2041	104.9	104.9	119.3	0.04%
Marquis Cattle Company 805 US Hwy 87 Belt MT 59412	Animal Production and Aquaculture	Term Loan	Prime plus 2.75%	9/13/2026	41.3	41.3	43.6	0.01%

Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Principal	Cost	Fair Value	% of Net Assets
Bingham Enterprises, Inc and Full Belli Deli and Sausage Company 209 South Front Street Townsend MT 59644	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/12/2041	$79.2	$79.2	$89.0	0.03%
SRA Mechanicial Inc 1186 Ocean Avenue Bayshore NY 11706	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	9/6/2041	42.0	42.0	48.2	0.02%
Sandia Enterprises Inc dba Massage Envy Spa 9139 W Stockton Blvd Suite 100 Elk Grove CA 95758	Personal and Laundry Services	Term Loan	Prime plus 2.75%	9/6/2026	34.7	34.7	34.6	0.01%
Animal Intrusion Prevention Systems Holding Company, LLC dba Critter C 1362-1366 W. Carrier Parkway Grand Prairie TX 75050	Administrative and Support Services	Term Loan	Prime plus 2.75%	8/30/2026	102.9	102.9	103.6	0.04%
Raem Corporation dba Dryclean Express 557 West Whitney Road Fairport NY 14450	Personal and Laundry Services	Term Loan	Prime plus 2.75%	8/29/2041	69.5	69.5	79.6	0.03%
Warren Dale Warrington dba Custom Paint and Body 705 S Market Avenue Fort Pierce FL 34982	Repair and Maintenance	Term Loan	Prime plus 2.75%	8/26/2041	97.1	97.1	110.6	0.04%
TAGR Inc dba Miami Grill 137and John Nakis 1505 S. Federal Highway Dania Beach FL 33004	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	8/26/2026	86.6	86.6	87.2	0.03%
Albert Basse Associates Inc 175 Campanelli Parkway Stoughton MA 02072	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	8/25/2026	50.1	50.1	52.8	0.02%
Avery Management Inc. dba Whetstone Upholstery 1122 N Bloulevard Richmond VA 23230	Repair and Maintenance	Term Loan	Prime plus 2.75%	8/25/2026	8.5	8.5	8.5	0.00%
Tabadesa Associates Inc. 419 W 49th St. Suite 111 Hialeah FL 33012	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	8/25/2026	18.2	18.2	18.2	0.01%
TR Companies LLC dba Liberty Rental 4 U 410 N Church Road Liberty MO 64068	Rental and Leasing Services	Term Loan	Prime plus 2.75%	8/25/2026	73.0	73.0	72.8	0.02%
Rosmel Pools Inc 9300 NW 25th Street Suite 103 Miami FL 33172	Repair and Maintenance	Term Loan	Prime plus 2.75%	8/25/2026	18.2	18.2	18.4	0.01%
Sambella Holdings, LLC and Strike Zone Entertainment Center LLC 726-740 South Fleming Street Sebastian FL 32958	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	12/24/2041	492.0	492.0	564.0	0.19%
Luv 2 Play Temecula, LLC 26469 Ynez Road Temecula CA 92591	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	8/15/2026	48.7	48.7	48.5	0.02%
2 Cool Beans LLC dba Menchies’s Frozen Yogurt 11331 Thienes Avenue South El Monte CA 91733	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	8/11/2026	66.9	66.9	66.7	0.02%
Grayson O Company 6509 Newell Avenue Kannapolis NC 28082	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	8/10/2041	599.3	599.3	687.1	0.24%

Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Principal	Cost	Fair Value	% of Net Assets
Paul Belanger dba Paul Belanger Landscaping 2595 Military Ave Los Angeles CA 90064	Administrative and Support Services	Term Loan	Prime plus 2.75%	8/9/2026	$12.2	$12.2	$12.1	0.00%
USA General Investment LLC dba Braniff Paint and Body Shop 2290 NW 21st Terrace Miami FL 33142	Repair and Maintenance	Term Loan	Prime plus 2.75%	7/29/2026	18.1	18.1	18.3	0.01%
The Hungry Rhino LLC 47 South Main Street Windsor Locks CT 06096	Real Estate	Term Loan	Prime plus 2.75%	7/29/2041	73.0	73.0	82.6	0.03%
Little Tree Huggers Child Care LLC 38620 9 Mile Road Farmington Hills MI 48335	Social Assistance	Term Loan	Prime plus 2.75%	7/29/2041	134.0	134.0	153.8	0.05%
303 Tower Drive LLC 303 Tower Drive, Suite A Middletown NY 10941	Repair and Maintenance	Term Loan	Prime plus 2.75%	7/29/2041	383.1	383.1	437.2	0.15%
Big Apple Entertainment Partners LLC dba Ripley’s Believe It or Not 1221 Brickell Ave, Suite 2660 Miami FL 33131	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	7/28/2026	241.2	241.2	240.5	0.08%
676 Club LP dba The Green Door Tavern/The Drifter 676 and 678 North Orleans ST Chicago IL 60654	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	7/28/2041	641.4	641.4	734.0	0.25%
MacIver Corporation dba Division Camera 7351 Fulton Ave North Hollywood CA 91605	Rental and Leasing Services	Term Loan	Prime plus 2.75%	7/28/2026	1,003.5	1,003.5	1,038.8	0.36%
Intrepid Trinity LLC 680 Douglas Ave Providence RI 02908	Nonstore Retailers	Term Loan	Prime plus 2.75%	7/28/2041	59.8	59.8	68.0	0.02%
Apple Tree NC Inc dba Williams Farm & Garden Center 1309 Old Cherry Point Road New Bern NC 28560	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	7/28/2041	326.8	326.8	368.3	0.13%
Kidtastic LLC dba The Little Gym of Audubon 2850 Audubon Drive Audubon PA 19403	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	7/27/2026	45.6	45.6	45.5	0.02%
Pinco Pizza LLC dba Jet’s Pizza 10845 N. Tatum Blvd Ste A 100 Phoenix AZ 85028	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	7/27/2026	59.3	59.3	62.5	0.02%
EPEC Juice LLC dba Jamba Juice 810 Ninth Street, Suite 128 Durham NC 27705	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	7/27/2026	67.1	67.1	67.0	0.02%
JAG Unit 1, LLC dba Arooga’s Grille House and Sports Bar 1 West Main Street Patchogue NY 11772	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	7/27/2026	100.5	100.5	100.2	0.03%
The Grasso Companies, LLC and Grasso Pavement Maintenance, LLC 314 Wilson Avenue Norwalk CT 06854	Heavy and Civil Engineering Construction	Term Loan	Prime plus 2.75%	7/26/2026	72.9	72.9	74.6	0.03%
My Sainath Inc dba Motel 6 1008 E Crest Drive Waco TX 76705	Accommodation	Term Loan	Prime plus 2.75%	7/22/2041	292.7	292.7	334.3	0.11%
Robert G Larson State Farm Insurance 7922 Jamaica Avenue Woodhaven NY 11421	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	7/22/2026	18.1	18.1	18.0	0.01%

Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Principal	Cost	Fair Value	% of Net Assets
J and D Resources LLC dba Aqua Science 1923 E 5th St Tempe AZ 85281	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	7/19/2026	$94.8	$94.8	$94.9	0.03%
Robert P Daniels dba Ginger and Friend’s Peppermint Village Gift Sho 1502 Highway 157 Mansfield TX 76063	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	7/18/2026	12.7	12.7	12.6	0.00%
Franklin Firm LLC dba Luv 2 Play 1310 East Stan Schleuter Loop Killeen TX 76542	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	7/15/2041	154.0	154.0	175.1	0.06%
Takeuchi Commercial Cleaning Services, LLC dba We Clean San Diego 1835A S. Centre City Pkwy Escondido CA 92025	Administrative and Support Services	Term Loan	Prime plus 2.75%	7/13/2026	37.2	37.2	37.1	0.01%
Jacob Rugs LLC dba Rugs Outlet 32879 US Hwy 27 Haines City FL 33844	Furniture and Home Furnishings Stores	Term Loan	Prime plus 2.75%	7/13/2026	52.8	52.8	55.6	0.02%
RM Hawkins LLC dba Pure Water Tech West 5140 Topaz Drive Colorado Springs CO 80918	Nonstore Retailers	Term Loan	Prime plus 2.75%	7/7/2026	40.1	40.1	41.8	0.01%
Dino Smiles Children’s Cosmetic Dentistry 1128 Commerce Ave, Suite C Atwater CA 95301	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	7/7/2026	11.5	11.5	11.6	0.00%
Nevey’s LLC dba Stark Food III 6315 W. Fond Du Lac Avenue Milwaukee WI 53218	Food and Beverage Stores	Term Loan	Prime plus 2.75%	6/30/2041	281.9	281.9	322.0	0.11%
Martin Inventory Management LLC 304 1/2 Main Street Edgefield SC 29824	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	6/30/2026	19.7	19.7	20.7	0.01%
P L H Pharmaco Inc dba Farmacia San Jose 149 48th Street Union City NJ 07087	Health and Personal Care Stores	Term Loan	Prime plus 2.75%	6/30/2026	135.0	135.0	142.1	0.05%
VMA Technologies LLC 120 South Serenata Drive Unit 332 Ponte Vedra Beach FL 32082	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	6/30/2026	17.9	17.9	17.8	0.01%
Corning Lumber Company Inc and Frank R Close and Son Inc dba Close Pai 1314 Sixth Street Orland CA 95963	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	6/30/2029	168.3	168.3	180.8	0.06%
Desert Tacos LLC 245 East Bell Road Suite A-2 Phoenix AZ 85022	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/30/2026	80.8	80.8	83.4	0.03%
WGI, LLC dba Williams Grant Inn 154 High Street Bristol RI 02809	Accommodation	Term Loan	Prime plus 2.75%	6/29/2041	117.7	117.7	133.6	0.05%
O.D.S. Inc dba Four Seasons Health & Racquet and Step ‘N’ Motion, Inc 626 Delsea Drive N Glassboro NJ 08028	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	6/29/2026	111.6	111.6	112.2	0.04%
KWG Industries, LLC dba Peterson & Marsh Metal Industries 330 Roycefield Road, Unit B Hillsborough NJ 08844	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	6/29/2041	291.4	291.4	331.6	0.11%

Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Principal	Cost	Fair Value	% of Net Assets
MaidPro Marin dba MaidPro 98 Jewell Street San Rafael CA 94901	Administrative and Support Services	Term Loan	Prime plus 2.75%	6/28/2026	$14.0	$14.0	$13.9	0.00%
E & P Holdings 1 LLC and Evans & Paul LLC 140 Dupont St Plainview NY 11803	Nonmetallic Mineral Product Manufacturing	Term Loan	Prime plus 2.75%	6/28/2026	107.8	107.8	108.6	0.04%
Edge Pest Control LLC 5815 West 6th Avenue, 2D Lakewood CO 80214	Administrative and Support Services	Term Loan	Prime plus 2.75%	6/27/2026	597.6	597.6	594.8	0.20%
All Printing Solutions, Inc. dba Pryntcomm 303 E. Sioux Ave. Pierre SD 57501	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	6/27/2041	528.8	528.8	590.6	0.20%
JumboMarkets Inc dba Rines Jumbomarkets 15500 SW Trail Drive Indiantown FL 34956	Food and Beverage Stores	Term Loan	Prime plus 2.75%	6/24/2026	39.8	39.8	39.7	0.01%
Island Time Investments, LLC dba Swantown Inn Bed & Breakfast 1431 11th Ave SE Olympia WA 98501	Accommodation	Term Loan	Prime plus 2.75%	6/24/2041	96.8	96.8	110.9	0.04%
Shooting Sports Academy LLC and Jetaa LLC dba Shooting Sports Academy 27 Main Street Monroe CT 06468	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	6/23/2041	476.2	476.2	534.3	0.18%
Long Island Comedy LLC dba Governors and New York Comedy, LLC 90 A Division Avenue Levittown NY 11756	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/23/2041	179.2	179.2	203.0	0.07%
Visual Advantage LLC dba Signs Now Perryberg 23248 Dunbridge Road Perrysburg OH 43443	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	6/23/2041	87.2	87.2	98.4	0.03%
Evergreen Investment & Property Management LLC ,Universal Kidney Cente 2800 N. State Road 7 Margate FL 33063	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	6/20/2041	1,215.0	1,215.0	1,386.4	0.47%
Bagelicious, LLC 945 S Main St Cheshire CT 06410	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/17/2026	43.5	43.5	43.4	0.01%
Blue Eagle Transport Inc, Greeneagle Transport Inc and Golden Eagle Tr 377 Boston Post Road Milford CT 06460	Couriers and Messengers	Term Loan	Prime plus 2.75%	6/16/2026	442.5	442.5	440.4	0.15%
Winegirl Wines LLC 222 E Wapato Way Manson WA 98831	Beverage and Tobacco Product Manufacturing	Term Loan	Prime plus 2.75%	6/16/2026	9.0	9.0	9.4	0.00%
NKJ Lusby Donuts LLC 174 Village Center Drive Lusby MD 20657	Food and Beverage Stores	Term Loan	Prime plus 2.75%	6/16/2026	17.9	17.9	17.8	0.01%
Jai-Alexia Consulting, Inc. 14660 Paddock Drive Wellington FL 33414	Couriers and Messengers	Term Loan	Prime plus 2.75%	6/15/2026	9.4	9.4	9.4	0.00%
Pumpkin Patch Child Care of Southington, LLC and Giuseppe Pugliares 1137 West Street Southington CT 06489	Social Assistance	Term Loan	Prime plus 2%	6/15/2041	490.0	490.0	528.1	0.18%

Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Principal	Cost	Fair Value	% of Net Assets
Luv 2 Play AZ LLC 15495 Bell Road Surprise AZ 85374	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	6/10/2026	$49.9	$49.9	$52.3	0.02%
Refoleen Inc dba Spice and Tea Exchange 849 East Commerce Street, Suite 121 San Antonio TX 78205	Food and Beverage Stores	Term Loan	Prime plus 2.75%	6/10/2026	69.0	69.0	68.7	0.02%
VBGB Uptown, LLC dba VBGB Beer Hall & Garden 920 Hamilton Street Charlotte NC 28206	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/8/2026	27.9	27.9	27.8	0.01%
ScimTech Industries Inc dba Archer Aerospace 1021 Linden Ave Chester Springs PA 19425	Computer and Electronic Product Manufacturing	Term Loan	Prime plus 2.75%	6/6/2026	9.6	9.6	9.5	0.00%
Larry H. Patterson and Rainbow Movers, Inc 2325 Hollers Ave Bronx NY 10475	Truck Transportation	Term Loan	Prime plus 2.75%	6/6/2026	17.9	17.9	17.9	0.01%
Solvit Inc and Solvit North Inc 65 Farmington Valley Drive Plainville CT 06062	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	6/3/2026	202.1	202.1	204.9	0.07%
AP5 LLC dba Krauser’s Food Store 5 Pond Point Road Milford CT 06460	Food and Beverage Stores	Term Loan	Prime plus 2.75%	6/2/2041	185.3	185.3	212.2	0.07%
ATI Jet Inc 7007 Boeing Drive El Paso TX 79925	Air Transportation	Term Loan	Prime plus 2.75%	5/31/2026	408.5	408.5	413.9	0.14%
Angelo Faia dba AVF Construction 55 Arbour Lane Sewell NJ 08080	Construction of Buildings	Term Loan	Prime plus 2.75%	5/27/2041	94.9	94.9	107.3	0.04%
Premier Athletic Center of Ohio, Inc 8957 Kingsridge Drive Centerville OH 45459	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	5/27/2026	69.1	69.1	72.7	0.02%
Mersada Holdings LLC 933 Louise Ave Ste 10122 Charlotte NC 28204	Nonstore Retailers	Term Loan	Prime plus 2.75%	5/26/2026	266.5	266.5	280.5	0.10%
Jack Frost Firewood Inc. and David Dubinsky 3168 Holland Road Virginia Beach VA 23453	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	5/26/2041	196.8	196.8	222.1	0.08%
Southwest Division Inc 2103 NE 3rd Terrace Cape Coral FL 33909	Heavy and Civil Engineering Construction	Term Loan	Prime plus 2.75%	5/26/2026	6.5	6.5	6.6	0.00%
International Kitchen Supply LLC 3466 North Hwy 11 West Union SC 29696	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	5/25/2026	147.5	147.5	149.9	0.05%
Groth Lumber Co. Inc. dba True Value 6747 Pacific Avenue Wright MN 55798	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	5/25/2026	17.8	17.8	18.7	0.01%
Island Life Graphics Inc dba FASTSIGNS #576 1925 S 14th Street No. 7 Amelia Island FL 32034	Miscellaneous Manufacturing	Term Loan	Prime plus 2.75%	5/24/2026	17.8	17.8	17.8	0.01%
Powerspec Inc 1 Linsley Place Metuchen NJ 08840	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	5/24/2026	69.0	69.0	68.6	0.02%
Horseshoe Barbecue, LLC 6555, 6565, 6575 N. Sandario Road Tucson AZ 85743	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	5/23/2029	10.1	10.1	10.9	0.00%

Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Principal	Cost	Fair Value	% of Net Assets
Pro Auto Repair LLC 204 F Street SW Quincy WA 98848	Repair and Maintenance	Term Loan	Prime plus 2.75%	5/20/2026	$5.8	$5.8	$6.1	0.00%
Elderfriend Inc dba Granny Nannies dba GN Live Scan 1499 W. Palmetto Park Rd., Suite #115 Boca Raton FL 33486	Social Assistance	Term Loan	Prime plus 2.75%	5/20/2026	10.1	10.1	10.0	0.00%
National Air Cargo Holdings Inc 5955 TG Lee Blvd., Suite 500 Orlando FL 32822	Air Transportation	Term Loan	Prime plus 2.75%	5/20/2026	987.1	987.1	1,038.8	0.36%
J&A Laundromat Inc. 225 East Park Avenue Long Beach NY 11561	Personal and Laundry Services	Term Loan	Prime plus 2.75%	5/18/2026	53.3	53.3	53.6	0.02%
HBA LLC dba Palmetto Twist-Vista 1225-1229 Lincoln Street Columbia SC 29201	Repair and Maintenance	Term Loan	Prime plus 2.75%	5/18/2026	15.3	15.3	15.4	0.01%
Dedicated Incorporated 2916 North 39th Street Phoenix AZ 85019	Administrative and Support Services	Term Loan	Prime plus 2.75%	5/18/2041	44.4	44.4	50.4	0.02%
Studio Find It Georgia Inc 3399 Peachtree Road NE, Suite 400 Atlanta GA 30326	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	5/13/2026	17.8	17.8	17.9	0.01%
FJN Catering Inc 106 Main Street Mineola NY 11951	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	5/13/2041	250.8	250.8	287.2	0.10%
Pumpkin Patch Inc and Christine Feliciano and Antonio Feliciano 11 Kirby Road Cromwell CT 06419	Social Assistance	Term Loan	Prime plus 2.75%	5/12/2041	126.4	126.4	142.9	0.05%
Sabir Inc. dba Bear Diner 603 Pulaski Hwy Bear DE 19701	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	5/11/2041	118.2	118.2	134.8	0.05%
Gator D’Lites LLC dba D’Lites Emporium 4216 NW 16th Blvd Gainsville FL 32605	Food and Beverage Stores	Term Loan	Prime plus 2.75%	5/5/2026	17.8	17.8	17.7	0.01%
Warner Home Comfort, LLC dba Smith Piping 1571 Canton Rd., NW Carrollton OH 44615	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	4/29/2041	78.6	78.6	88.9	0.03%
Keller, Fishback & Jackson LLP 28720 Canwood Street Agoura Hills CA 91301	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	4/29/2026	100.7	100.7	105.9	0.04%
Marc S. Rosenberg P.C. dba Mammuth and Rosenberg 401 East City Avenue Ste 122 Bala Cynwyd PA 19004	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	4/29/2026	17.6	17.6	17.5	0.01%
Empowerschool LLC and Empower Autism Academy, LLC 1825 Fort View Rd Austin TX 78754	Social Assistance	Term Loan	Prime plus 2.75%	4/29/2041	144.7	144.7	165.9	0.06%
May-Craft Fiberglass Products Inc 96 Hillsboro Road Four Oaks NC 27524	Transportation Equipment Manufacturing	Term Loan	Prime plus 2.75%	4/29/2041	235.7	235.7	270.3	0.09%
Alpha Omega Trucking LLC 14432-52 State Line Road Brookings OR 97415	Truck Transportation	Term Loan	Prime plus 2.75%	4/29/2041	167.3	167.3	191.8	0.07%
Euro Car Miami LLC 5991 SW 23rd Street Hollywood FL 33023	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	4/29/2026	48.8	48.8	51.4	0.02%

Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Principal	Cost	Fair Value	% of Net Assets
Hard Exercise Works Winter Park LLC 11551 University Boulevard, Ste. 4C Building 1 Orlando FL 32817	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	4/29/2026	$31.9	$31.9	$31.7	0.01%
Loriet LLC 906 Blvd of the Arts Sarasota FL 34236	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	4/29/2026	5.9	5.9	5.8	0.00%
Shepherd Appraisal Services LLC dba Property Damage Appraisers of Okla 3140 West Britton Road, Ste. 203 Oklahoma City OK 73120	Real Estate	Term Loan	Prime plus 2.75%	4/28/2026	7.0	7.0	7.0	0.00%
Pecos Inn LLC dba Econo Lodge 2207 W Third Street Pecos TX 79772	Accommodation	Term Loan	Prime plus 2.75%	4/28/2041	642.9	642.9	733.4	0.25%
Costume World Inc 950 South Federal Highway Deerfield Beach FL 33441	Clothing and Clothing Accessories Stores	Term Loan	Prime plus 2.75%	4/28/2041	1,192.1	1,192.1	1,367.0	0.47%
Inner Beauty Salon and Suite LLC 825 Beecher Street SW Atlanta GA 30310	Personal and Laundry Services	Term Loan	Prime plus 2.75%	4/28/2041	61.9	61.9	70.9	0.02%
Accent Comfort Services, LLC 5035-C West W. T. Harris Blvd Charlotte NC 28269	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	4/26/2026	70.4	70.4	70.1	0.02%
Homecare Casa Rhoda 123 Inc 165 Santa Ana Avenue Santa Barbara CA 93111	Ambulatory Health Care Services	Term Loan	Prime plus 2%	4/26/2041	640.3	640.3	693.4	0.24%
McIntosh Trail Management Services Organization Inc 747 South Hill Street Griffin GA 30224	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	4/22/2041	405.3	405.3	464.8	0.16%
Automotive Core Recycling, LLC and 828 Old Colony Road, LLC 27-29 Cooper Street Meriden CT 06053	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	4/22/2041	238.1	238.1	265.9	0.09%
AAA Mill Direct, Inc. dba Carpet Mill Outlets 1 North Armistead Avenue Hampton VA 23669	Furniture and Home Furnishings Stores	Term Loan	Prime plus 2.75%	4/21/2026	6.2	6.2	6.5	0.00%
Jande Graphics LLC dba FastSigns #103201 408 W. 75th Street Downers Grove IL 60516	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	4/21/2026	43.8	43.8	43.6	0.01%
Miguel Fernando Borda, P.A. dba BGR Dental 1825 Forest Hill Blvd. Suite 205 West Palm Beach FL 33406	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	4/15/2026	17.6	17.6	17.7	0.01%
Sushiya Inc 72 South Main Street Hanover NH 03755	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	4/12/2026	68.5	68.5	69.3	0.02%
Sierra Foothill Cremation & Funeral Service, Inc. 271 Auburn Ravine Road Auburn CA 95603	Personal and Laundry Services	Term Loan	Prime plus 2.75%	4/7/2026	41.4	41.4	41.2	0.01%
Waterfalls Quick Lube LLC and Veracruz Shabo LLC 1325 Broad Street Central Falls RI 02863	Repair and Maintenance	Term Loan	Prime plus 2.75%	4/6/2041	264.3	264.3	300.5	0.10%

Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Principal	Cost	Fair Value	% of Net Assets
KNS Early Learning Academy LLC 57 Merritt Street SE Marietta GA 30060	Social Assistance	Term Loan	Prime plus 2.75%	4/6/2041	$48.6	$48.6	$54.9	0.02%
Christian Soderquist dba Soderquist Plumbing and Heating LLC 7 Oak Drive Sandy Hook CT 06482	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	3/31/2041	53.9	53.9	61.8	0.02%
Cameo Carter, MD A Professional Corporation dba The Garden Pediatric G 101 East Redlands Blvd., Suite 106 Redlands CA 92373	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	3/31/2026	58.1	58.1	57.8	0.02%
Men of Steel Enterprises LLC and Vogelbacher Properties LLC 2039 US Route 130 Burlington NJ 08016	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	3/31/2041	374.1	374.1	415.3	0.14%
Dana A. Farley dba Independent Cabinets 5805 NE Minder Rd Poulsbo WA 98370	Furniture and Related Product Manufacturing	Term Loan	Prime plus 2.75%	3/31/2041	64.2	64.2	73.5	0.03%
Vehicle Safety Supply LLC 15 East 72nd Street, Suite 14-H New York NY 10021	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	3/31/2026	17.4	17.4	17.3	0.01%
Gill Express Inc and Blue Speed LLC 2372 Walnut Ave Livingston CA 95334	Repair and Maintenance	Term Loan	Prime plus 2.75%	3/31/2041	492.5	492.5	556.8	0.19%
NOSO Development, LLC 4 Walker Way Albany NY 12205	Construction of Buildings	Term Loan	Prime plus 2.75%	3/30/2026	145.3	145.3	144.4	0.05%
Wyldewood Cellars, Inc. 951 East 119th St Mulvane KS 67120	Beverage and Tobacco Product Manufacturing	Term Loan	Prime plus 2.75%	3/30/2041	960.1	960.1	1,072.3	0.37%
MTS Car Service LLC 30 Taylor Avenue Norwalk CT 06850	Transit and Ground Passenger Transportation	Term Loan	Prime plus 2.75%	3/30/2026	8.1	8.1	8.1	0.00%
Gordon Rogers and Heidi Rogers dba Stone House Motor Inn 162 Danielson Pike Foster RI 02825	Accommodation	Term Loan	Prime plus 2.75%	3/30/2026	17.7	17.7	18.5	0.01%
Tom Sawyer Country Restaurant LLC and AM 3208 LLC 3208 Forest Hills Boulevard Palm Springs FL 33406	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/30/2041	246.2	246.2	280.9	0.10%
Beale Street Blues Company-West Palm Beach, LLC dba Lafayette’s-West P 550 Rosemary Avenue, Suite 236 West Palm Beach FL 33410	Performing Arts, Spectator Sports, and Related Industries	Term Loan	Prime plus 2.75%	3/30/2026	72.7	72.7	73.0	0.02%
Barrocas Gym LLC dba Snap Fitness 260 West Main Street Avon CT 06001	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	3/29/2026	15.1	15.1	15.5	0.01%
Vinmar Inc. dba Locanda Portofino 1110 Montana Ave Santa Monica CA 90403	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/29/2026	63.0	63.0	62.6	0.02%
Lust for Life Footwear, LLC 1086 Teaneck Road, Suite 3D Teaneck NJ 07666	Leather and Allied Product Manufacturing	Term Loan	Prime plus 2.75%	3/29/2026	293.2	293.2	291.3	0.10%

Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Principal	Cost	Fair Value	% of Net Assets
Marathon Engineering Corporation 5615 2nd Street W Lehigh Acres FL 33971	Miscellaneous Manufacturing	Term Loan	Prime plus 2.75%	3/28/2041	$42.8	$42.8	$48.7	0.02%
PHCDC1 LLC dba Quarter + Glory and Public House Collective, Corp. 2017 14th Street NW Washington DC 20009	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/28/2026	38.8	38.8	39.4	0.01%
RCB Enterprises, Inc. 1100 Grove Park Circle Boynton Beach FL 33436	Administrative and Support Services	Term Loan	Prime plus 2.75%	3/25/2026	43.6	43.6	43.3	0.01%
Revolution Physical Therapy LLC dba Apex Network Physical Therapy 2705 Dougherty Ferry Road Suite 104 St. Louis MO 63122	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	3/25/2026	17.7	17.7	17.7	0.01%
Excel RP Inc 6531 Park Avenue Allen Park MI 48101	Machinery Manufacturing	Term Loan	Prime plus 2.75%	3/25/2026	96.9	96.9	98.6	0.03%
Flooring Liquidators Inc and Premier Flooring Yonkers Inc and Flooring 267 Saw Mill River Road Elmsford NY 10523	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	3/24/2026	39.7	39.7	41.6	0.01%
International Construction Inc 53955 Gratiot Ave Chesterfield MI 48051	Heavy and Civil Engineering Construction	Term Loan	Prime plus 2.75%	3/24/2041	47.2	47.2	53.2	0.02%
ActKnowledge, Inc. 365 5th Avenue New York NY 10016	Personal and Laundry Services	Term Loan	Prime plus 2.75%	3/24/2026	96.9	96.9	101.8	0.03%
Magnation Corporation and Misha Family Trust 403 Martin Luther King Jr. Way Oakland CA 94607	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	3/22/2041	96.5	96.5	110.5	0.04%
growth.period LLC and Potomac Recruiting LLC 1950 Old Gallows Road, Suite 250 Tysons VA 22182	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	3/21/2026	13.0	13.0	13.0	0.00%
Precious Care LLC and Precious Care Management LLC 186-06 Union Turnpike Fresh Meadows NY 11364	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	3/21/2026	438.0	438.0	436.3	0.15%
Media Capital Partners, Inc 809 Cedar Road Southport CT 06890	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	Term Loan	Prime plus 2.75%	3/21/2026	17.4	17.4	17.3	0.01%
Kekoa Enterprises Inc dba Signarama Sandy 8942 South 700 East Sandy UT 84070	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	3/18/2026	38.4	38.4	38.1	0.01%
Taylors Zinn Enterprises Inc dba Eons Auto Care Inc 330 West Harden Street Graham NC 27253	Repair and Maintenance	Term Loan	Prime plus 2.75%	3/18/2041	76.8	76.8	87.7	0.03%
ERT Group Inc and Curt’s Tools Inspection Inc 5229 142nd Dr. NW Williston ND 58801	Support Activities for Mining	Term Loan	Prime plus 2.75%	3/18/2041	1,195.2	1,195.2	1,349.3	0.46%

Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Principal	Cost	Fair Value	% of Net Assets
Brian T Rice dba BD Logging 800 3rd St Apt B St Marys WV 26170	Forestry and Logging	Term Loan	Prime plus 2.75%	3/17/2026	$1.4	$1.4	$1.5	0.00%
Evergreen Pallet LLC and Evergreen Recycle LLC 302 W 53rd St N. Wichita KS 67204	Wood Product Manufacturing	Term Loan	Prime plus 2.75%	3/16/2026	912.8	912.8	924.8	0.32%
LAN Doctors Inc 14 Pierson Court Mahwah NJ 07430	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	3/16/2026	44.3	44.3	46.5	0.02%
K Soles Corp dba Max Collections 3208 Oakcliff Industrial Street Doraville GA 30340	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	3/16/2026	17.4	17.4	17.3	0.01%
R & D Enterprises Inc dba My Pool Man 291 North Texas Ave. Orlando FL 32805	Administrative and Support Services	Term Loan	Prime plus 2.75%	3/15/2026	38.8	38.8	38.5	0.01%
HEWZ, LLC dba Hard Exercise Works 5684 West Sample Road Coral Springs FL 33071	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	3/14/2026	17.4	17.4	17.3	0.01%
Mustafa Inc and Raouf Properties LLC 3538 Pin Oak Dr San Antonio TX 78229	Food and Beverage Stores	Term Loan	Prime plus 2.75%	3/14/2041	71.4	71.4	81.5	0.03%
Country Paint and Hardware Inc 2410 Foxon Road North Banford CT 06471	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	3/11/2026	67.7	67.7	67.9	0.02%
Accuair Control Systems LLC dba Accuair Suspension 831 Buckley Road San Luis Obispo CA 93401	Transportation Equipment Manufacturing	Term Loan	Prime plus 2.75%	3/11/2026	116.3	116.3	116.5	0.04%
Dupre Capital LLC dba Fastsigns 215 Quartermaster Court Jeffersonville IN 47130	Miscellaneous Manufacturing	Term Loan	Prime plus 2.75%	3/11/2026	45.3	45.3	45.0	0.02%
Magill Truck Line LLC and Jeff J. Ralls 211 West 53rd Street N. Park City KS 67204	Truck Transportation	Term Loan	Prime plus 2.75%	3/11/2029	193.4	193.4	200.0	0.07%
ABCs & 123s Infant and Child Care Center LP 13419 Hwy 290E., Bldg 5 Manor TX 78653	Social Assistance	Term Loan	Prime plus 2.75%	3/11/2026	8.7	8.7	8.7	0.00%
State Painting & Decorating Co., Inc. 228 East 45th Street New York NY 10017	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	3/10/2026	80.4	80.4	79.9	0.03%
Step Up Academy of the Arts LLC 2558 Wigwam Pkwy Ste A Henderson NV 89074	Educational Services	Term Loan	Prime plus 2.75%	3/9/2026	6.2	6.2	6.2	0.00%
Faith Summit Supply Inc dba Summit Supply and Summit True Value 8584 US Business Highway 277 Haskell TX 79521	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	3/9/2026	17.4	17.4	17.8	0.01%
Swerve Salon LLC 1419 N Wells Street Chicago IL 60610	Personal and Laundry Services	Term Loan	Prime plus 2.75%	3/8/2026	61.2	61.2	60.8	0.02%
J & W Hardwood Flooring Inc 14967 Madison St Brighton CO 80602	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	3/7/2026	5.8	5.8	5.8	0.00%

Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Principal	Cost	Fair Value	% of Net Assets
Labmates LLC and POV Holdings LLC 141 Watertown Road Thomaston CT 06787	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	3/4/2041	$103.9	$103.9	$119.0	0.04%
Hueston and Company CPA LLC 8792 East State Road 70, Suite B Bradenton FL 34202	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	3/4/2026	6.3	6.3	6.3	0.00%
Almost Home Daycare LLC 35 Copps Hill Road Ridgefield CT 06877	Social Assistance	Term Loan	Prime plus 2.75%	3/3/2026	41.9	41.9	43.8	0.01%
Miles of Smiles Inc 1408 Molalla Avenue Oregon City OR 97045	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/2/2026	73.8	73.8	74.0	0.03%
Drug Detection Laboratories, Inc. and Minh Tran 9700 Business Park Drive Sacramento CA 95827	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	2/28/2026	15.2	15.2	15.2	0.01%
Powerpits CS1, LLC dba Pita Pit 2008 S Texas Avenue College Station TX 77840	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/28/2026	14.4	14.4	14.6	0.00%
Doxa Deo Inc dba Luv 2 Play 1600 Village Market Blvd Leesburg VA 20175	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	2/28/2026	84.4	84.4	84.9	0.03%
The River Beas, LLC dba Subway and Punam Singh 5516 Baltimore Ave Hyattsville MD 20781	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/28/2041	129.1	129.1	147.5	0.05%
Living Essentials HVAC Corp 42 West Street, Apt 24 Randolph MA 02368	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	2/28/2026	11.5	11.5	11.5	0.00%
Consulting Solutions, Inc. and Mark Luciani 3000 N Federal Highway, STE 1 Fort Lauderdale FL 33306	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	2/28/2026	8.6	8.6	9.0	0.00%
Aaradhya LLC dba Market Square Laundry 7727 Crittenden Street Philadelphia PA 19118	Personal and Laundry Services	Term Loan	Prime plus 2.75%	2/23/2026	61.4	61.4	61.0	0.02%
Blackstones Hairdressing LLC 2 Avenue of the Americas New York NY 10013	Personal and Laundry Services	Term Loan	Prime plus 2.75%	2/23/2026	40.2	40.2	40.1	0.01%
R & K Contracting Inc 3605 NW 31st Ave Fort Lauderdale FL 33309	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	2/18/2026	12.0	12.0	12.6	0.00%
B for Blonde, LLC dba Blo Blow Dry Bar 142 East 49th Street New York NY 10017	Personal and Laundry Services	Term Loan	Prime plus 2.75%	2/12/2026	48.2	48.2	47.9	0.02%
Gilmore Heights Dental Holdings, LTD and Chas Rob LLC 2250 Warrensville Center Road University Heights OH 44118	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	2/12/2029	261.2	261.2	272.0	0.09%
Jersey Shore Marina & Boat Sales, Inc. 841 Route 70 East Brick NJ 08724	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	2/12/2041	594.2	594.2	680.6	0.23%
Ei3 Corporation 136 Summit Avenue Montvale NJ 07645	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	2/12/2026	251.0	251.0	263.7	0.09%

Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Principal	Cost	Fair Value	% of Net Assets
Base USA, Inc. 2215 NW 2nd Avenue Miami FL 33127	Clothing and Clothing Accessories Stores	Term Loan	Prime plus 2.75%	2/2/2026	$38.4	$38.4	$40.4	0.01%
Zouk Ltd dba Palma 28 Cornelia Street New York NY 10014	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	1/29/2026	17.1	17.1	18.0	0.01%
Tammy Lavertue 24 Wakefield Street Rochester NH 03867	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	Term Loan	Prime plus 2.75%	1/28/2026	8.5	8.5	8.9	0.00%
Wildflour Bakery & Cafe LLC 5137 Clareton Dr., Ste 100 Agoura Hills CA 91301	Social Assistance	Term Loan	Prime plus 2.75%	1/28/2026	47.5	47.5	49.9	0.02%
SuzyQue’s LLC dba SuzyQue’s 34 South Valley Road West Orange NJ 07052	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	1/28/2026	17.1	17.1	17.9	0.01%
Gendron Funeral and Cremation Services, Inc. 135 North Lime Avenue Sarasota FL 34237	Personal and Laundry Services	Term Loan	Prime plus 2.75%	1/11/2041	105.1	105.1	120.4	0.04%
Dolarian Realty LLC and OV’s Restaurant Inc 34 Old Colony Avenue East Taunton MA 02718	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	1/5/2041	64.3	64.3	73.6	0.03%
MCF Forte LLC 1245 W Baseline Rd Unit 105 Mesa AZ 85202	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/29/2025	14.1	14.1	14.1	0.00%
Lemonberry Food Stores Inc dba Lemonberry Frozen Yogurt 1196 Inverness Lane Stow OH 44224	Food and Beverage Stores	Term Loan	Prime plus 2.75%	12/29/2025	84.7	84.7	85.3	0.03%
Panditos LLC dba White Lotus Home 431 Raritan Avenue Highland Park NJ 08904	Miscellaneous Manufacturing	Term Loan	Prime plus 2.75%	12/28/2025	12.0	12.0	11.9	0.00%
Ridge Road Equestrian LLC dba Ricochet Ridge Ranch Inc 24201 North Hwy 1 Fort Bragg CA 95437	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	12/23/2040	96.9	96.9	109.8	0.04%
800 on the Trax LLC and Matrix Z LLC 800 SW 21st Terrace Fort Lauderdale FL 33312	Nonmetallic Mineral Product Manufacturing	Term Loan	Prime plus 2.75%	12/23/2040	228.7	228.7	258.7	0.09%
Joyce Outdoor Advertising Chicago LLC 2443 West 16th Street Chicago IL 60608	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	12/22/2040	285.3	285.3	322.1	0.11%
Premier Athletic Center of Ohio Inc. and Gates Investments and Wade Ga 8957 Kingsridge Drive Centerville OH 45459	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	12/22/2028	732.7	732.7	784.3	0.27%
Hattingh Incorporated dba Prosthetic Care Facility 4415 Woodridge Pkwy, Ste 180 Leesburg VA 20176	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/21/2025	13.6	13.6	13.7	0.00%
Jay Kevin Gremillion dba Dino Smiles Children’s Cosmetic Dentistry 1128 Commerce Avenue Atwater CA 95301	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/18/2025	56.4	56.4	56.6	0.02%
Trip Consultants U.S.A. Inc. 311 85th Street Brooklyn NY 11209	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	12/18/2025	131.8	131.8	130.7	0.04%

Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Principal	Cost	Fair Value	% of Net Assets
Abbondanza Market LLC dba Hampton Falls Village Market 82 Lafayette Road Hampton Falls NH 03844	Food and Beverage Stores	Term Loan	Prime plus 2.75%	12/18/2025	$44.9	$44.9	$45.2	0.02%
Labmates LLC 141 Watertown Road Thomaston CT 06787	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	12/18/2040	153.6	153.6	175.7	0.06%
Accent Tag and Label Inc 2201 Rittenhouse St Des Moines IA 50321	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	12/18/2040	626.7	626.7	709.8	0.24%
Learning Skills LLC and Christopher Shrope 22841 NE 8th Street Sammamish WA 98074	Educational Services	Term Loan	Prime plus 2.75%	12/17/2025	8.1	8.1	8.1	0.00%
Mustafa Inc dba Adiba Grocery 5712 Wurzbach Road San Antonio TX 78238	Food and Beverage Stores	Term Loan	Prime plus 2.75%	12/17/2025	80.1	80.1	84.0	0.03%
Moments to Remember USA LLC dba Retain Loyalty 1250 Sanders Avenue SW Massillon OH 44646	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	12/16/2025	56.5	56.5	58.3	0.02%
New York Home Health Care Equipment, LLC 30 Hopper Street Westbury NY 11590	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/16/2025	758.9	758.9	792.9	0.27%
JAG Unit 1, LLC 1 West Main Street Patchogue NY 11772	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/16/2025	188.3	188.3	186.7	0.06%
Swalm Street LLC and New York Home Health Care Equipment LLC 30 Hopper Street Westbury NY 11590	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/16/2040	363.0	363.0	413.5	0.14%
Abitino’s JFK LLC dba Abitino’s John F. Kennedy International Airport, Terminal 8 Jamaica NY 11430	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/16/2022	77.3	77.3	76.8	0.03%
Evans & Paul LLC and E&P Holdings I LLC 140 Dupont Street Plainview NY 11803	Nonmetallic Mineral Product Manufacturing	Term Loan	Prime plus 2.75%	12/15/2025	102.5	102.5	102.9	0.04%
DC Enterprises Ltd. dba Lakeview True Value 318 North F Street Lakeview OR 97630	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	12/14/2025	16.9	16.9	17.6	0.01%
Basista Family Limited Partnership and UPE, Inc. 3401 Brecksville Rd Richfield OH 44286	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	12/14/2040	323.7	323.7	366.1	0.13%
AGR Foodmart Inc dba Nashua Road Mobil 11 Nashua Road Londonderry NH 03053	Gasoline Stations	Term Loan	Prime plus 2.75%	12/11/2025	16.9	16.9	17.6	0.01%
Alexandra Afentoulides dba Vi’s Pizza Restaurant 1068 Old Colony Rd Meriden CT 06450	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/11/2040	28.0	28.0	32.0	0.01%
Cares, Inc dba Dumpling Grounds Day Care Center 4508 Blakiston Street Philadelphia PA 19136	Social Assistance	Term Loan	Prime plus 2.75%	12/10/2025	5.6	5.6	5.9	0.00%
Custom Exteriors, Inc. 2142 Rheem Drive, Suite E Pleasanton CA 94588	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	12/9/2025	75.3	75.3	75.8	0.03%

Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Principal	Cost	Fair Value	% of Net Assets
Sushiya, Inc. 72-74 South Main Street Hanover NH 03755	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/8/2025	$81.9	$81.9	$82.5	0.03%
My Jewels, LLC dba The UPS Store #6712 4858 W. Pico Blvd. Los Angeles CA 90019	Administrative and Support Services	Term Loan	Prime plus 2.75%	12/7/2025	26.7	26.7	26.4	0.01%
LC Blvd Holdings LLC and Mt Pleasant Wash & Wax LLC 880 Lowcountry Blvd Mount Pleasant SC 29464	Repair and Maintenance	Term Loan	Prime plus 2.75%	12/4/2040	475.7	475.7	540.5	0.19%
Tariq, LLC dba 76 Food Mart 1111 17th Street SE Auburn WA 98002	Gasoline Stations	Term Loan	Prime plus 2.75%	12/2/2040	354.4	354.4	402.9	0.14%
Delta Aggregate, LLC 9025 - 9775 Church Road Felda FL 33930	Mining (except Oil and Gas)	Term Loan	Prime plus 2.75%	11/30/2025	83.0	83.0	87.0	0.03%
Japp Business Inc dba Pick and Eat and Japp Drink Corp. 4179 Broadway New York NY 10033	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/30/2025	93.2	93.2	94.4	0.03%
Smokeyard Inc dba Smokeyard BBQ and Chop Shop 1111 Forest Trail Unit 201 Mammoth CA 93546	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/30/2025	93.8	93.8	93.8	0.03%
State Painting and Decorating Co Inc 228 East 45th Street, 18th Floor New York NY 10017	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	11/25/2025	53.9	53.9	53.5	0.02%
DWeb Studio, Inc. 10800 E. Bethany Drive, Suite 275 Aurora CO 80014	Educational Services	Term Loan	Prime plus 2.75%	11/25/2025	8.4	8.4	8.3	0.00%
Sambella Holdings, LLC and Strike Zone Entertainment Center LLC 726-740 South Fleming Street Sebastian FL 32958	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	11/23/2040	738.3	738.3	842.5	0.29%
Play and Learn Child Care and School Inc 403 S Dillard St Winter Garden FL 34787	Social Assistance	Term Loan	Prime plus 2.75%	11/23/2025	8.3	8.3	8.7	0.00%
Ronny Ramirez RX Corp dba Naturxheal Family Pharmacy 3105 107th Avenue Doral FL 33178	Health and Personal Care Stores	Term Loan	Prime plus 2.75%	11/20/2025	67.3	67.3	67.3	0.02%
CNYP 717 Irondequoit LLC and CNYP 2002 Ontario LLC 717 Titus Avenue Rochester NY 14617	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/20/2040	232.4	232.4	258.1	0.09%
S.B.B. Enterprises Inc dba Williamston Hardware 139 S Putnam Street Williamston MI 48895	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	11/19/2040	102.4	102.4	113.8	0.04%
Key Pix Productions Inc. dba Air Bud Entertainment 22525 Pacific Coast Highway Malibu CA 90265	Performing Arts, Spectator Sports, and Related Industries	Term Loan	Prime plus 2.75%	11/18/2040	594.7	594.7	680.4	0.23%
E.S.F.P. LLC dba Volusia Van and Storage 916 South Nova Road Ormond Beach FL 32174	Truck Transportation	Term Loan	Prime plus 2.75%	11/11/2025	66.4	66.4	66.5	0.02%

Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Principal	Cost	Fair Value	% of Net Assets
Green Life Lawnscapes LLC dba Green Life Lawn Care 1820 NE Jensen Beach Blvd Jensen Beach FL 34957	Administrative and Support Services	Term Loan	Prime plus 2.75%	11/6/2025	$102.7	$102.7	$107.4	0.04%
JumboMarkets Inc dba Rines Jumbomarkets 15500 SW Trail Drive Indiantown FL 34956	Food and Beverage Stores	Term Loan	Prime plus 2.75%	11/4/2025	228.4	228.4	239.4	0.08%
Bisson Transportation Inc dba I & R Associates and Document Secutiry 85 Eisenhower Drive Westbrook ME 04092	Truck Transportation	Term Loan	Prime plus 2.75%	10/30/2025	16.6	16.6	17.2	0.01%
Top Cat Ready Mix, LLC, Ples Investments LLC, and Pappy’s Sand and 13851 S State HWY 34 Scurry TX 75158	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	10/28/2025	523.5	523.5	527.2	0.18%
Financial Network Recovery Inc 250 E Easy Street Suite 1 Simi Valley CA 93065	Administrative and Support Services	Term Loan	Prime plus 2.75%	10/26/2025	29.6	29.6	29.3	0.01%
ADMO Inc dba Mid States Equipment 16180 Westwoods Business Park Ellisville MO 63021	Plastics and Rubber Products Manufacturing	Term Loan	Prime plus 2.75%	10/8/2025	16.6	16.6	16.6	0.01%
R.H. Hummer Jr., Inc. 2141 P Avenue Williamsburg IA 52361	Truck Transportation	Term Loan	Prime plus 2.75%	9/30/2025	288.5	288.5	303.3	0.10%
Binky’s Vapes LLC 10539 Greenbelt Road Suite 102 Lanham MD 20706	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	9/30/2025	16.4	16.4	16.9	0.01%
Barub Realty LLC and Barub LLC dba Woodlawn Cabinets 1838 Adee Avenue Baychester NY 10469	Furniture and Home Furnishings Stores	Term Loan	Prime plus 2.75%	9/30/2040	134.3	134.3	155.7	0.05%
Recycling Consultants, Inc. and Prairie State Salvage and Recycling In PO Box 468 Wood River IL 62095	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	9/30/2027	478.0	478.0	505.6	0.17%
SCJEN Management Inc dba Bowl of Heaven 43958 Pacific Common Blvd Fremont CA 94538	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/30/2025	52.6	52.6	54.1	0.02%
Accent Homes Services LLC dba Benjamin Franklin Plumbing of Kansas Cit 7748 Troost Avenue Kansas City MO 64131	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	9/30/2028	54.2	54.2	58.2	0.02%
Greensward of Marco Inc. 54 Marco Lake Drive Marco Island FL 34146	Administrative and Support Services	Term Loan	Prime plus 2.75%	9/28/2040	82.2	82.2	94.8	0.03%
RIM Investments LLC and RIM Architects LLC 645 G Street Suite 400 Anchorage AK 99501	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	9/28/2040	375.0	375.0	431.9	0.15%
The Grasso Companies LLC and Grasso Pavement Maintenance LLC Veranda L 314 Wilson Avenue Norwalk CT 06854	Heavy and Civil Engineering Construction	Term Loan	Prime plus 2.75%	9/28/2025	374.5	374.5	395.0	0.14%

Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Principal	Cost	Fair Value	% of Net Assets
Daniel W. Stark dba Mountain Valley Lodge and RV Park 223 Hwy 80 Rodeo NM 88056	Accommodation	Term Loan	Prime plus 2.75%	9/25/2040	$12.7	$12.7	$14.7	0.01%
Prestigious LifeCare for Seniors LLC 5701 North Pine Island Road Tamarac FL 33321	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	9/25/2025	7.2	7.2	7.5	0.00%
Sandlot Ventures LLC and Sandbox Ventures LLC 1857A Elmdale Ave Glenview IL 60025	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	9/25/2040	416.9	416.9	479.1	0.16%
Yachting Solutions LLC 229 Commercial St Rockport ME 04856	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	9/25/2040	904.7	904.7	1,039.2	0.36%
St Lawrence Hotel Corp and Oheka Catering Inc dba Quality Inn 10 West Orvis Street Massena NY 13662	Accommodation	Term Loan	Prime plus 2.75%	9/24/2040	587.4	587.4	677.8	0.23%
Rutledge Enterprises Inc dba BLC Property Management 149 S. 400 East Greenfield IN 46140	Administrative and Support Services	Term Loan	Prime plus 2.75%	9/23/2040	58.3	58.3	67.2	0.02%
J3K LLC dba Ronan True Value Hardware 63540 US Hwy 93 Ronan MT 59860	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	9/23/2025	111.4	111.4	114.6	0.04%
Finish Strong Inc dba FASTSIGNS St Peters 98 North Hillview Drive St Peters MO 63376	Miscellaneous Manufacturing	Term Loan	Prime plus 2.75%	9/23/2025	36.5	36.5	37.6	0.01%
Nova Solutions Inc 421 W Industrial Ave Effingham IL 62401	Furniture and Related Product Manufacturing	Term Loan	Prime plus 2.75%	9/22/2040	300.8	300.8	347.1	0.12%
Pine Belt Wood Products LLC 13795 Highway 17 Chatom AL 36518	Forestry and Logging	Term Loan	Prime plus 2.75%	9/22/2040	153.9	153.9	175.6	0.06%
IIoka Inc dba New Cloud Networks 160 Inverness Drive W Suite 150 Englewood CO 80112	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	9/21/2025	488.3	488.3	502.2	0.17%
Sound Manufacturing Inc 51 Donnelley Road Old Saybrook CT 06475	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	9/21/2025	36.4	36.4	37.8	0.01%
Vanderhoof LLC dba Soxfords 11 Sellecks Walk Pound Ridge NY 10576	Apparel Manufacturing	Term Loan	Prime plus 2.75%	9/18/2025	11.6	11.6	11.9	0.00%
MiJoy Inc dba Imo’s Pizza 215 South Kirkwood Road Kirkwood MO 63122	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/18/2025	6.0	6.0	6.2	0.00%
Naeem Khan LTD 260 West 36h Street New York NY 10018	Apparel Manufacturing	Term Loan	Prime plus 2.75%	9/17/2025	91.3	91.3	94.0	0.03%
FirstVitals Health and Wellness Inc 1288 Ala Moana Blvd Suite 27E Honolulu HI 96814	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	9/15/2025	110.0	110.0	113.2	0.04%
Almost Home Daycare LLC 35 Copps Hill Road Ridgefield CT 06877	Social Assistance	Term Loan	Prime plus 2.75%	9/11/2025	8.0	8.0	8.4	0.00%

Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Principal	Cost	Fair Value	% of Net Assets
Gardner’s Wharf Holdings LLC and Gardner’s Wharf Seafood Inc 170 Main Street North Kingstown RI 02852	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	9/8/2040	$132.0	$132.0	$153.0	0.05%
Empower Autism Academy 11316 Wet Season Drive Austin TX 78754	Social Assistance	Term Loan	Prime plus 2.75%	9/4/2040	643.8	643.8	746.3	0.26%
Higher Grounds Community Coffeehouse, LLC 39 Kingstown Road Wyoming RI 02898	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/2/2025	6.0	6.0	6.2	0.00%
The Camera House Inc 7351 Fulton Ave North Hollywood CA 91605	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	8/31/2025	902.7	902.7	942.4	0.32%
LAN Doctors Inc 14 Pierson Court Mahwah NJ 07430	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	8/28/2025	61.1	61.1	63.7	0.02%
Elite Institute LLC dba Huntington Learning Center 13526 Village Park Drive Suite 214 Orlando FL 32837	Educational Services	Term Loan	Prime plus 2.75%	8/28/2025	11.0	11.0	11.3	0.00%
J and K Fitness L.L.C. dba Physiques Womens Fitness Center 2505 Verot School RD Lafayette LA 70508	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	2/28/2041	90.1	90.1	104.4	0.04%
God Be Glorified Inc dba GBG Inc 40 West. 162nd St South Holland IL 60473	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	8/20/2025	38.3	38.3	39.4	0.01%
3000 CSI Property LLC and Consulting Solutions Inc 3000 N Federal Highway, Ste 1 Fort Lauderdale FL 33306	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	8/20/2040	129.2	129.2	149.6	0.05%
GDP Gourmet LLC dba Joe and John’s Pizza Restaurant 136 New Jersey Ave Absecon NJ 08201	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	8/19/2040	136.5	136.5	157.4	0.05%
Gold Jet Corp. 2472 Broadway New York NY 10025	Couriers and Messengers	Term Loan	Prime plus 2.75%	8/14/2025	51.9	51.9	54.1	0.02%
SKJ Inc dba Subway 401 S Woodlawn Ave Bloomington IN 47401	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	8/13/2025	61.1	61.1	63.0	0.02%
LP Industries Inc dba Childforms 110 Charleston Drive Mooresville NC 28117	Plastics and Rubber Products Manufacturing	Term Loan	Prime plus 2.75%	7/29/2025	89.4	89.4	93.7	0.03%
Pauley Tree and Lawn Care Inc 6 Price Avenue Norwalk CT 06854	Administrative and Support Services	Term Loan	Prime plus 2.75%	7/28/2025	46.9	46.9	48.7	0.02%
Beale Street Blues Company-West Palm Beach LLC dba Lafayette’s-West Pa 550 Rosemary Avenue, Suite 236 West Palm Beach FL 33401	Performing Arts, Spectator Sports, and Related Industries	Term Loan	Prime plus 2.75%	7/24/2025	47.4	47.4	49.1	0.02%
Smart Artists Inc. 450 West 24th Street Suite 1C New York NY 10011	Performing Arts, Spectator Sports, and Related Industries	Term Loan	Prime plus 2.75%	7/23/2025	16.1	16.1	16.6	0.01%

Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Principal	Cost	Fair Value	% of Net Assets
Free Ion Advisors LLC 322 Evandale Road Scarsdale NY 10583	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	7/21/2025	$46.0	$46.0	$47.3	0.02%
Murrayville Donuts, Inc dba Dunkin’ Donuts 2304 N College Rd Wilmington NC 28405	Food and Beverage Stores	Term Loan	Prime plus 2.75%	7/15/2040	330.7	330.7	380.0	0.13%
Union 2 LLC dba The Standard 1520 Broadway Fort Myers FL 33901	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	7/10/2025	73.2	73.2	76.4	0.03%
Jonathan E Nichols and Nichols Fire and Security LLC 1906 Vanderhorn Drive Memphis TN 38134	Administrative and Support Services	Term Loan	Prime plus 2.75%	6/30/2025	53.1	53.1	55.7	0.02%
BJ’s Tavern LLC and BJ’s Cabana Bar Inc 2122 McCulloch Blvd N Lake Havasu AZ 86403	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/30/2040	198.6	198.6	228.9	0.08%
Thrifty Market, Inc. dba Thrifty Foods 702 10th St Wheatland WY 82201	Food and Beverage Stores	Term Loan	Prime plus 2.75%	6/30/2030	225.1	225.1	241.5	0.08%
Anglin Cultured Stone Products LLC dba Anglin Construction 877 Salem Church Road Newark DE 19702	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	6/30/2025	199.4	199.4	206.5	0.07%
Danny V, LLC dba Hugo’s Taproom 106 West Pittsburgh Street Greensburg PA 15601	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/30/2040	33.5	33.5	38.4	0.01%
Advanced Skincare Medcenter Inc dba Advanced Skincare Surgery 301 W Bastanchury Rd Fullerton CA 92835	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	6/29/2025	238.9	238.9	246.0	0.08%
Myclean Inc. 247 West 36th Street 9th Floor New York NY 10018	Personal and Laundry Services	Term Loan	Prime plus 2.75%	6/29/2025	11.3	11.3	11.6	0.00%
Summit Beverage Group LLC 211 Washington Avenue Marion VA 24354	Beverage and Tobacco Product Manufacturing	Term Loan	Prime plus 2.75%	8/29/2030	245.6	245.6	264.8	0.09%
E & G Enterprises LLC dba Comfort Keepers 220 Middle Street Franklin VA 23851	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	6/26/2025	15.9	15.9	16.4	0.01%
Jihan Inc dba ARCO AM/PM and Diana Inc dba Diana’s Recycling 13886 Campo Road Jamul CA 91935	Gasoline Stations	Term Loan	Prime plus 2.75%	6/26/2040	355.1	355.1	408.8	0.14%
TJU-DGT Inc dba The Lorenz Cafe 714-718 Lorenz Ave Pittsburgh PA 15220	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/26/2029	16.9	16.9	18.3	0.01%
SofRep, Inc dba Force 12 Media 930 Tahoe Blvd Suite 802-543 Incline Village NV 89451	Other Information Services	Term Loan	Prime plus 2.75%	6/26/2025	46.9	46.9	48.1	0.02%
CEM Autobody LLC dba Dawn’s Autobody 7 Division St Keyport NJ 07735	Repair and Maintenance	Term Loan	Prime plus 2.75%	6/26/2040	126.9	126.9	145.8	0.05%

Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Principal	Cost	Fair Value	% of Net Assets
Wolf Enviro Interests, LLC and Enviromax Services Inc 18002 Mueschke Road Cypress TX 77433	Administrative and Support Services	Term Loan	Prime plus 2.75%	6/25/2040	$230.8	$230.8	$263.6	0.09%
Ohs Auto Body, Inc. dba Ohs Body Shop 3560 Highway 93 South Kalispell MT 59901	Repair and Maintenance	Term Loan	7.78%	6/25/2040	1,140.3	1,140.3	1,065.5	0.36%
Evinger PA One, Inc. dba Postal Annex, Falcon 7661 McLaughlin Road Falcon CO 80831	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	6/24/2025	15.9	15.9	16.5	0.01%
RJI Services, Inc. 353 E Angeleno Suite G Burbank CA 91502	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	6/23/2025	15.7	15.7	16.2	0.01%
Real Help LLC dba Real Help Decorative Concrete 2221 Broadway Street Buffalo NY 14212	Administrative and Support Services	Term Loan	Prime plus 2.75%	6/22/2025	37.6	37.6	39.6	0.01%
PM Cassidy Enterprises, Inc. dba Junk King 960 Matley Lane, Suite 20 & 21, Bldg B Reno NV 89502	Waste Management and Remediation Services	Term Loan	Prime plus 2.75%	6/19/2025	10.5	10.5	10.8	0.00%
KRN Logistics, LLC and Newsome Trucking, Inc 2262 Hwy 53 W Jasper GA 30143	Truck Transportation	Term Loan	Prime plus 2.75%	6/19/2025	379.9	379.9	395.6	0.14%
Inverted Healthcare Staffing of Florida LLC dba Interim Healthcare Tra 111 N Pompano Beach Blvd. Pompano Beach FL 33062	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	6/18/2025	33.0	33.0	33.9	0.01%
Flooring Liquidators Inc and Flooring Liquidators of Mt Kisco LLC 267 Saw Mill River Road Elmsford NY 10523	Specialty Trade Contractors	Term Loan	6.75%	6/17/2025	316.5	316.5	309.0	0.11%
AM PM Properties, LLC and AM PM Willington, LLC 1308 Stafford Road Storrs Mansfield CT 06268	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/17/2040	81.1	81.1	93.8	0.03%
Bizzare Foods Inc dba Trooper Foods 101-10 Foster Avenue Brooklyn NY 11236	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	6/12/2025	35.5	35.5	36.5	0.01%
Mirage Plastering Inc and Mpire LLC and Mpire II LLC 1802 W Grant Road Suite 114 Tucson AZ 85745	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	6/12/2040	129.7	129.7	147.4	0.05%
Anturio Marketing Inc dba Logic Consulting 407-409 Rockaway Avenue Brooklyn NY 11212	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	6/12/2040	271.2	271.2	314.0	0.11%
Eldredge Tavern LLC dba Gonyea’s Tavern 150 Main Street Pascoag RI 02859	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/8/2040	52.6	52.6	60.9	0.02%

Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Principal	Cost	Fair Value	% of Net Assets
ViAr Visual Communications, Inc. dba Fastsigns 281701 4721 University Way NE Seattle WA 98105	Miscellaneous Manufacturing	Term Loan	Prime plus 2.75%	6/5/2025	$43.9	$43.9	$45.2	0.02%
Chitalian Fratelli LLC dba Francesca Brick Oven Pizza and Pasta 234 Rock Road Glen Rock NJ 07452	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/5/2025	11.1	11.1	11.4	0.00%
Nicor LLC dba Fibrenew Sacramento 161 Orrington Circle Sacramento CA 95835	Repair and Maintenance	Term Loan	Prime plus 2.75%	6/5/2022	7.4	7.4	7.4	0.00%
Video Vault & Tanning LLC and Mosaic Salon LLC W7003 Parkview Dr, Suite A & B Greenville WI 54942	Rental and Leasing Services	Term Loan	Prime plus 2.75%	6/4/2040	85.2	85.2	98.6	0.03%
Medworxs LLC 10901 W. Toller Drive Littleton CO 80127	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	6/3/2025	88.5	88.5	91.0	0.03%
XCESSIVE THROTTLE, INC dba Jake’s Roadhouse 5980 Lamar Street Arvada CO 80003	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	5/29/2025	5.8	5.8	5.9	0.00%
Villela CPA PL 777 Brickell Ave, Suite 500 Miami FL 33131	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	5/27/2025	6.3	6.3	6.5	0.00%
Douglas Posey and Sally Watkinson dba Audrey’s Farmhouse 2188 Brunswyck Road Wallkill NY 12589	Accommodation	Term Loan	Prime plus 2.75%	5/20/2040	162.7	162.7	187.8	0.06%
15 McArdle LLC and No Other Impressions Inc 15 McArdle Street Rochester NY 14611	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	5/15/2040	172.2	172.2	198.3	0.07%
Guard Dogs MFS LLC 9460 Mistwater Close Roswell GA 30076	Repair and Maintenance	Term Loan	Prime plus 2.75%	5/8/2025	45.0	45.0	46.3	0.02%
George S Cochran DDS Inc 1066 Chelsea Avenue Napoleon OH 43545	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	5/7/2025	93.8	93.8	96.3	0.03%
South Park Properties LLC and Midlothian Hardware LLC 4751 147th Street Midlothian IL 60445	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	5/6/2040	44.6	44.6	51.7	0.02%
Matthew Taylor and Landon Farm LLC 6103 N Church St Greensboro NC 27455	Personal and Laundry Services	Term Loan	Prime plus 2.75%	5/4/2040	93.9	93.9	106.8	0.04%
Cares Inc dba Dumpling Grounds Day Care Center 4508 Blakiston Street Philadelphia PA 19136	Social Assistance	Term Loan	Prime plus 2.75%	5/1/2040	75.6	75.6	87.5	0.03%
Orchid Enterprises Inc dba Assisting Hands of Sussex County 274 Spring Street Newton NJ 07860	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	4/24/2025	10.4	10.4	10.7	0.00%
Ragazza Restaurant Group, Inc. dba Bambolina 288 Derby Street Salem MA 01970	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	4/21/2025	12.5	12.5	12.9	0.00%

Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Principal	Cost	Fair Value	% of Net Assets
Diamond Solutions LLC 7655 E Gelding Drive, Suite B2 Scottsdale AZ 85260	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	4/21/2025	$14.0	$14.0	$14.4	0.00%
Giacchino Maritime Consultants Inc 5219 Tamiami Court Cape Coral FL 33904	Personal and Laundry Services	Term Loan	Prime plus 2.75%	4/17/2025	15.6	15.6	16.0	0.01%
Sound Coaching Inc 4749 Main Street Suite 3 Bridgeport CT 06606	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	Term Loan	Prime plus 2.75%	4/14/2025	30.8	30.8	31.6	0.01%
Faramarz Nikourazm dba Car Clinic Center 10707 Shady Trail Dallas TX 75220	Repair and Maintenance	Term Loan	Prime plus 2.75%	4/3/2040	68.5	68.5	78.8	0.03%
HAVANA CENTRAL NJ1, LLC dba Havana Central 55 Parsonage Road Edison NJ 08837	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/31/2025	198.9	198.9	208.9	0.07%
Advance Case Parts RE Holdings LLC and Advance Case Parts Inc 12485-12489 NW 44th Street Coral Springs FL 33071	Repair and Maintenance	Term Loan	Prime plus 2.75%	3/31/2040	707.0	707.0	807.8	0.28%
Mid-South Lumber Co. of Northwest Florida, Inc. 717 W 11th Street Panama City FL 32402	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	3/31/2040	398.4	398.4	454.8	0.16%
Delta Aggregate LLC 9025-9775 Church Road Felda FL 33930	Mining (except Oil and Gas)	Term Loan	Prime plus 2.75%	3/30/2025	71.3	71.3	74.9	0.03%
Copper Beech Financial Group LLC 1223 North Church Street Moorestown NJ 08057	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	3/30/2025	85.6	85.6	89.0	0.03%
Sunset Marine Resort LLC and GoXpeditions LLC and Lavon Gomes and Trac 40 Buzzard Ridge Road Sequim WA 98382	Accommodation	Term Loan	Prime plus 2.75%	3/27/2040	280.4	280.4	324.2	0.11%
Shorr Enterprises Inc dba New Design Furniture Manufacturers 3033 NW 28 Street Lauderdale Lakes FL 33311	Furniture and Related Product Manufacturing	Term Loan	Prime plus 2.75%	3/27/2025	73.0	73.0	76.1	0.03%
Shellhorn and Hill Inc dba Total Fleet Service 501 South Market St Wilmington DE 19801	Nonstore Retailers	Term Loan	Prime plus 2.75%	3/27/2040	962.8	962.8	1,099.2	0.38%
Foresite Realty Partners LLC and Foresite Real Estate Holdings LLC 5600 N. River Road #925 Rosemont IL 60018	Real Estate	Term Loan	Prime plus 2.75%	3/27/2025	847.7	847.7	868.5	0.30%
Joyce Outdoor Advertising NJ LLC and Joyce Outdoor Advertising LLC 800 James Avenue Scranton PA 18510	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	3/26/2040	50.2	50.2	58.0	0.02%
Zero-In Media Inc 1123 Broadway Suite 704 New York NY 10010	Data Processing, Hosting, and Related Services	Term Loan	Prime plus 2.75%	3/25/2025	15.4	15.4	15.8	0.01%
Loriet LLC 906 Blvd of the Arts Sarasota FL 34236	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	3/24/2025	8.2	8.2	8.4	0.00%

Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Principal	Cost	Fair Value	% of Net Assets
Shelton Incorporated dba Mrs. Winners 4509 N. Henry Blvd. Stockbridge GA 30281	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/20/2040	$104.5	$104.5	$120.9	0.04%
Jaymie Hazard dba Indigo Hair Studio and Day Spa 2016 Warwick Avenue Warwick RI 02889	Personal and Laundry Services	Term Loan	Prime plus 2.75%	3/20/2040	40.1	40.1	46.0	0.02%
R & R Security and Investigations Inc dba Pardners Lake Buchanan 15615 State Route 29 Buchanan Dam TX 78609	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/19/2040	79.3	79.3	91.7	0.03%
MMS Realty, LLC and Molecular MS Diagnostics LLC 1224 Greenwich Avenue Warwick RI 02886	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	3/18/2040	149.3	149.3	171.3	0.06%
Royal Crest Motors LLC 769 Amesbury Rd Haverhill MA 01830	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	3/16/2040	84.8	84.8	97.5	0.03%
BND Sebastian Limited Liability Company and Sebastian Fitness L 345 Sebastian Blvd Sebastian FL 32958	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	3/16/2040	160.3	160.3	184.8	0.06%
Douglas Printy Motorsports, Inc. dba Blackburn Trike 1410 Medina Rd Medina OH 44256	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	3/9/2040	155.9	155.9	179.3	0.06%
Luigi’s on Main LLC and Luigi’s Main Street Pizza Inc 491 Montauk Highway Eastport NY 11941	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/4/2025	7.7	7.7	8.1	0.00%
Baystate Firearms and Training, LLC 215 Newbury Street Peabody MA 01960	Educational Services	Term Loan	Prime plus 2.75%	2/27/2025	40.9	40.9	41.9	0.01%
Pace Motor Lines, Inc. 1425 Honeyspot Road Extension Stratford CT 06615	Truck Transportation	Term Loan	Prime plus 2.75%	2/26/2025	44.5	44.5	46.8	0.02%
Kingseal LLC dba Desoto Health and Rehab Center 475 Nursing Home Drive Arcadia FL 34266	Nursing and Residential Care Facilities	Term Loan	Prime plus 2.75%	2/26/2040	1,184.9	1,184.9	1,370.1	0.47%
Nelson Financial Services LLC 20015 N 83rd Place Scottsdale AZ 85255	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	2/24/2025	8.4	8.4	8.6	0.00%
Kiddie Steps 4 You Inc. 1700 West 63rd St. Chicago IL 60636	Social Assistance	Term Loan	Prime plus 2.75%	2/19/2040	57.4	57.4	65.8	0.02%
Triangle Trash LLC dba Bin There Dump That 188 Northbend Drive Youngsville NC 27596	Waste Management and Remediation Services	Term Loan	Prime plus 2.75%	2/18/2025	50.3	50.3	52.2	0.02%
Silva Realty Holdings, LLC and MF-Silva Enterprises, Inc. dba T 98 Nash Road New Bedford MA 02746	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/11/2040	159.1	159.1	182.5	0.06%
740 Barry Street Realty LLC and Wild Edibles Inc 740 Barry Street Bronx NY 10474	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	2/10/2040	458.2	458.2	529.8	0.18%
Dean 1021 LLC dba Pure Pita 106 Central Avenue Westfield NJ 07090	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	4/29/2025	58.6	58.6	60.4	0.02%

Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Principal	Cost	Fair Value	% of Net Assets
Limameno LLC dba Sal’s Italian Ristorante 861 Yamato Rd, Bay #2 Boca Raton FL 33431	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	1/23/2025	$55.7	$55.7	$57.4	0.02%
Palmabak Inc dba Mami Nora’s 4614 Capital Blvd Raleigh NC 27604	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	1/22/2025	7.6	7.6	8.0	0.00%
Jung Design Inc 10857 Pine Bluff Drive Fishers IN 46037	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	1/20/2022	4.0	4.0	4.0	0.00%
Grand Blanc Lanes, Inc. and H, H and H, LLC 5301 S Saginaw Rd Flint MI 48507	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	12/31/2039	123.0	123.0	141.9	0.05%
Evans and Paul LLC 140 Dupont Street Plainview NY 11803	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	12/30/2024	162.4	162.4	170.1	0.06%
First Prevention and Dialysis Center, LLC 17940 NW 27th Avenue Miami Gardens FL 33056	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/30/2024	200.8	200.8	209.7	0.07%
Bowlerama Inc 3031 New Castle Ave New Castle DE 19720	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	12/24/2039	1,112.3	1,112.3	1,284.5	0.44%
The Lodin Group LLC and Lodin Health Imaging Inc dba Highlands Breast 114-115 Medical Center Avenue Sebring FL 33870	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/23/2039	489.8	489.8	558.7	0.19%
Thermoplastic Services Inc and Paragon Plastic Sheet, Inc 1700 W 4th Street Dequincy LA 70633	Plastics and Rubber Products Manufacturing	Term Loan	Prime plus 2.75%	12/23/2039	461.8	461.8	533.3	0.18%
Beale Street Blues Company-West Palm Beach, LLC dba Lafayette Music Ha 550 South Rosemary Avenue Suite 236 West Palm Beach FL 33401	Performing Arts, Spectator Sports, and Related Industries	Term Loan	Prime plus 2.75%	12/22/2024	123.9	123.9	128.0	0.04%
B.S. Ventures LLC dba Dink’s Market 48649 Highway 58 Oakridge OR 97463	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	12/19/2039	49.6	49.6	57.3	0.02%
MM and M Management Inc dba Pizza Artista 5409 Johnston Street Lafayette LA 70503	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	4/19/2025	31.8	31.8	32.8	0.01%
Will Zac Management LLC dba Papa John’s 2410 West Jefferson Street, Suite B Joliet IL 60435	Food Services and Drinking Places	Term Loan	6.25%	12/19/2024	106.3	106.3	104.0	0.04%
The Jewelers Inc. dba The Jewelers of Las Vegas 2400 Western Avenue Las Vegas NV 89102	Clothing and Clothing Accessories Stores	Term Loan	Prime plus 2.75%	12/19/2024	823.6	823.6	843.8	0.29%
B & W Towing, LLC and Boychucks Fuel LLC 701 Addison Road Painted Post NY 14870	Repair and Maintenance	Term Loan	Prime plus 2.75%	12/17/2039	152.1	152.1	174.1	0.06%
Kemmer LLC and Apples Tree Top Liquors LLC 1300 S Jackson Street Salem IN 47167	Food and Beverage Stores	Term Loan	Prime plus 2.75%	12/4/2039	130.0	130.0	148.5	0.05%

Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Principal	Cost	Fair Value	% of Net Assets
DeRidder Chiropractic LLC 1606 North Pine St DeRidder LA 70634	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	11/25/2024	$8.6	$8.6	$9.0	0.00%
Teamnewman Enterprises LLC dba Newmans at 988 and John H. Newman 988 Hemlock Street Cannon Beach OR 97110	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/25/2039	109.9	109.9	126.5	0.04%
Modern Manhattan LLC 250 Park Ave South New York NY 10003	Furniture and Home Furnishings Stores	Term Loan	Prime plus 2.75%	11/25/2024	143.7	143.7	147.3	0.05%
Legacy Estate Planning Inc dba American Casket Enterprises 2176 Route 119 North Greensburg PA 15601	Personal and Laundry Services	Term Loan	Prime plus 2.75%	11/21/2024	27.4	27.4	28.0	0.01%
J&D Resources, LLC dba Aqua Science 1923 E. 5th Street Tempe AZ 85281	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	11/21/2024	494.8	494.8	508.0	0.17%
DC Real LLC and DC Enterprises LTD dba Lakeview True Value 318 North F Street Lakeview OR 97630	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	11/20/2039	110.6	110.6	127.3	0.04%
Joey O’s LLC and Jennifer Olszewski 407 Rohrmann Road Darlington PA 16115	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	11/7/2024	0.6	0.6	0.6	0.00%
Heartland American Properties LLC and Skaggs RV Outlet LLC 301 Commerce Drive Elizabethtown KY 42701	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	10/31/2039	440.7	440.7	507.2	0.17%
Seelan Inc dba Candleridge Market 4000 Sycamore School Road Fort Worth TX 76133	Gasoline Stations	Term Loan	Prime plus 2.75%	10/27/2039	83.3	83.3	95.4	0.03%
Navdeep B Martins and Busy Bubbles LLC dba Wishy Washy 608 Plainfield Street Providence RI 02909	Personal and Laundry Services	Term Loan	Prime plus 2.75%	10/24/2039	82.0	82.0	93.7	0.03%
One Hour Jewelry Repair Inc 6544 Springfield Mall Springfield VA 22150	Repair and Maintenance	Term Loan	Prime plus 2.75%	10/14/2024	13.3	13.3	13.6	0.00%
Return to Excellence, Inc. dba The Waynesville Inn Golf & Spa 176 Country Club Drive Waynesville NC 28786	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	10/10/2039	1,173.5	1,173.5	1,355.1	0.46%
DNT Storage and Properties LLC 38 Old National Pike West Alexander PA 15376	Real Estate	Term Loan	Prime plus 2.75%	10/10/2039	93.6	93.6	107.9	0.04%
Sound Manufacturing Inc 51 Donnelley Road Old Saybrook CT 06475	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	10/10/2024	120.5	120.5	124.3	0.04%
Doctors Express Management of Central Texas LLC 3614 SW HK Dodgen Loop, Ste F Temple TX 76504	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	10/8/2024	31.3	31.3	32.8	0.01%
Smith Spinal Care Center P.C. and James C. Smith 1103 Russell Parkway Warner Robins GA 31088	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	10/8/2039	55.3	55.3	63.6	0.02%

Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Principal	Cost	Fair Value	% of Net Assets
Michael Rey Jr. and Lynn J. Williams (EPC) and GIG Petcare dba Hickory 900 Alpine Road Bridgeville PA 15017	Personal and Laundry Services	Term Loan	Prime plus 2.75%	10/3/2039	$113.1	$113.1	$130.3	0.04%
Sumad LLC dba BrightStar Care of Encinitas 680 Fletcher Pkwy, Suite 206 El Cajon CA 92020	Administrative and Support Services	Term Loan	Prime plus 2.75%	10/2/2024	34.3	34.3	35.9	0.01%
Roccos LLC and Sullo Pantalone Inc dba Rocco’s 79 Beach Road Units B13 and B14 Vineyard Haven MA 02568	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/30/2039	234.8	234.8	272.7	0.09%
Gordon E Rogers dba Stonehouse Motor Inn 162 Danielson Pike Foster RI 02825	Accommodation	Term Loan	Prime plus 2.75%	9/26/2039	52.8	52.8	61.5	0.02%
North Columbia LLC and Loop Liquor and Convenience Store LLC 26 Business Loop 70 E Columbia MO 65203	Food and Beverage Stores	Term Loan	Prime plus 2.75%	9/24/2039	146.2	146.2	170.2	0.06%
6 Price Avenue, LLC and Pauley Tree & Lawn Care, Inc 6 Price Avenue Norwalk CT 06840	Administrative and Support Services	Term Loan	Prime plus 2.75%	9/24/2039	432.6	432.6	501.0	0.17%
Andrene’s LLC dba Andrene’s Caribbean Soul Food Carry Out 308 Kennedy Street NW Washington DC 20011	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/23/2024	18.4	18.4	19.1	0.01%
Ryan Crick and Pamela J. Crick and Crick Enterprises Inc 3390 W. Andrew Johnson Hwy Greeneville TN 37743	Repair and Maintenance	Term Loan	Prime plus 2.75%	9/17/2039	133.6	133.6	155.7	0.05%
Modern Leather Goods Repair Shop Inc 2 West 32nd Street, Ste 401 New York NY 10001	Repair and Maintenance	Term Loan	Prime plus 2.75%	9/17/2024	36.4	36.4	37.8	0.01%
Animal Intrusion Prevention Systems Holding Company, LLC 3330 N Beach Street Fort Worth TX 76111	Administrative and Support Services	Term Loan	Prime plus 2.75%	9/15/2024	177.0	177.0	185.0	0.06%
Tavern Properties LLC and Wildwood Tavern LLC 6480 West Touhy Avenue Niles IL 60714	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/15/2039	393.7	393.7	458.2	0.16%
Indy East Smiles Youth Dentistry LLC dba Prime Smile East 5430 E. Washington Street Indianapolis IN 46219	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	9/11/2024	401.5	401.5	417.5	0.14%
B&P Diners LLC dba Engine House Restaurant 71 Lafayette Street, Unit 1 Salem MA 01970	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/10/2024	51.0	51.0	53.0	0.02%
Delta Aggregate LLC 9025-9775 Church Road Felda FL 33930	Mining (except Oil and Gas)	Term Loan	Prime plus 2.75%	8/28/2039	859.0	859.0	1,001.4	0.34%
Orange County Cleaning Inc 15601 Producer Lane, Unit P Huntington Beach CA 92649	Administrative and Support Services	Term Loan	Prime plus 2.75%	8/27/2024	8.8	8.8	9.2	0.00%
Lamjam LLC (EPC) Goldsmith Lambros Inc (OC) 7137 Little River Turnpike Annandale VA 22003	Clothing and Clothing Accessories Stores	Term Loan	Prime plus 2.75%	8/27/2024	85.2	85.2	89.6	0.03%

Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Principal	Cost	Fair Value	% of Net Assets
Qycell Corporation 600 S Etiwanda Avenue Ontario CA 91761	Plastics and Rubber Products Manufacturing	Term Loan	Prime plus 2.75%	8/26/2024	$75.7	$75.7	$79.3	0.03%
Atlas Auto Body Inc dba Atlas Auto Sales 20 Providence Street West Warwick RI 02893	Repair and Maintenance	Term Loan	Prime plus 2.75%	8/22/2039	47.2	47.2	54.9	0.02%
Katie Senior Care LLC dba Home Instead Senior Care 222E Eufaula St Ste 220 Norman OK 73069	Social Assistance	Term Loan	Prime plus 2.75%	8/15/2024	68.8	68.8	71.5	0.02%
Alpha Preparatory Academy LLC 4462 Mink Livsey Road Snellville GA 30039	Social Assistance	Term Loan	Prime plus 2.75%	8/15/2039	133.6	133.6	155.7	0.05%
Hamer Road Auto Salvage, LLC and Scott T. Cook and Nikki J. Cook 10463 Hamer Rd Georgetown OH 45121	Motor Vehicle and Parts Dealers	Term Loan	6%	8/8/2039	131.7	131.7	124.3	0.04%
Almost Home Property LLC and Almost Home Daycare LLC 35 Copps Hill Road Ridgefield CT 06877	Social Assistance	Term Loan	Prime plus 2.75%	8/7/2039	677.8	677.8	789.5	0.27%
AGV Enterprises LLC dba Jet’s Pizza #42 27897 Orchard Lake Road Farmington Hills MI 48334	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	7/31/2024	33.2	33.2	34.6	0.01%
iFood, Inc. dba Steak N Shake 5900 Duraleigh Road Raleigh NC 27612	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	7/31/2024	244.6	244.6	256.0	0.09%
575 Columbus Avenue Holding Company, LLC and LA-ZE LLC dba EST EST EST 575 Columbus Avenue New Haven CT 06519	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	7/30/2039	19.2	19.2	22.4	0.01%
Honeyspot Investors LLP and Pace Motor Lines Inc 1425 Honeyspot Road Extension Stratford CT 06615	Truck Transportation	Term Loan	Prime plus 2.75%	7/24/2039	137.1	137.1	159.8	0.05%
Miss Cranston Diner II, LLC and Miss Cranston II Realty LLC 15 Stonebridge Cranston RI 02921	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	7/17/2039	93.4	93.4	108.7	0.04%
AMG Holding, LLC and Stetson Automotive, Inc 309 Route 9 Waretown NJ 08758	Repair and Maintenance	Term Loan	Prime plus 2.75%	6/30/2039	190.1	190.1	221.4	0.08%
Honeyspot Investors LLP and Pace Motor Lines Inc 1425 Honeyspot Road Extension Stratford CT 06615	Truck Transportation	Term Loan	Prime plus 2.75%	6/30/2039	799.4	799.4	930.6	0.32%
iFood, Inc. dba Steak N Shake 2840 E Millbrook Rd Raleigh NC 27604	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/30/2039	576.2	576.2	666.8	0.23%
Lisle Lincoln II Limited Partnership dba Lisle Lanes LP 4920 Lincoln Avenue Route 53 Lisle IL 60532	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	6/30/2024	61.0	61.0	64.0	0.02%

Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Principal	Cost	Fair Value	% of Net Assets
JPM Investments LLC and Carolina Family Foot Care P.A. 122 N. Main Street Fuquay Varina NC 27526	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	6/26/2039	$128.9	$128.9	$149.8	0.05%
Zinger Hardware and General Merchant Inc 4001 North Lamar Blvd Suite 300 Austin TX 78756	Building Material and Garden Equipment and Supplies Dealers	Term Loan	7.25%	6/26/2024	43.3	43.3	42.5	0.01%
Nikobella Properties LLC and JPO Inc dba Village Car Wash 1372 South US Route 12 Fox Lake IL 60020	Repair and Maintenance	Term Loan	Prime plus 2.75%	6/25/2039	444.1	444.1	516.1	0.18%
Big Sky Plaza LLC and Strickland, Incorporated dba Livingston True Val 1313 West Park Street #1 Livingston MT 59047	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	6/20/2039	213.0	213.0	247.4	0.08%
Nirvi Enterprises LLC dba Howard Johnson / Knights Inn 5324 Jefferson Davis Highway Fredericksburg VA 22408	Accommodation	Term Loan	Prime plus 2.75%	6/17/2039	839.7	839.7	977.5	0.33%
Sico & Walsh Insurance Agency Inc and The AMS Trust 106 Concord Avenue Belmont MA 02478	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	6/6/2039	85.4	85.4	99.5	0.03%
Sujata Inc dba Stop N Save Food Mart and Dhruvesh Patel 15637 St Clair Ave Cleveland OH 44110	Food and Beverage Stores	Term Loan	Prime plus 2.75%	6/3/2024	13.8	13.8	14.4	0.00%
Long Island Barber Institute Inc 266 Greenwich Street Hempstead NY 11550	Educational Services	Term Loan	Prime plus 2.75%	6/2/2039	50.6	50.6	58.8	0.02%
CJR LLC (EPC) and PowerWash Plus, Inc. (OC) 59 South US Highway 45 Grayslake IL 60030	Repair and Maintenance	Term Loan	Prime plus 2.75%	5/30/2024	31.9	31.9	33.4	0.01%
Pocono Coated Products, LLC 100 Sweetree Street Cherryville NC 28021	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	5/30/2024	13.6	13.6	14.3	0.00%
Wilton Dental Care P.C. 134 Old Ridgefield Road Wilton CT 06897	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	5/29/2024	78.8	78.8	81.8	0.03%
EGM Food Services Inc dba Gold Star Chili 2100 Medical Arts Drive Hebron KY 41048	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	5/29/2024	12.3	12.3	12.8	0.00%
Jonesboro Health Food Center LLC 1321 Stone Street Jonesboro AR 72401	Health and Personal Care Stores	Term Loan	Prime plus 2.75%	5/27/2024	38.4	38.4	39.8	0.01%
Hae M. and Jin S. Park dba Buford Car Wash 1163 Buford Highway Sugar Hill GA 30518	Repair and Maintenance	Term Loan	Prime plus 2.75%	5/15/2039	150.9	150.9	175.0	0.06%
The River Beas LLC and Punam Singh 11704 Centurion Way Potomac MD 20854	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	5/8/2039	82.6	82.6	95.9	0.03%
AS Boyals LLC dba Towne Liquors 117 South Broad Street Woodbury City NJ 08096	Food and Beverage Stores	Term Loan	Prime plus 2.75%	4/29/2039	98.9	98.9	115.1	0.04%

Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Principal	Cost	Fair Value	% of Net Assets
Gerami Realty, LC (EPC) Sherrill Universal City Corral, LP dba Golden 2301 Pat Booker Rd Universal City TX 78148	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	4/23/2027	$56.8	$56.8	$61.1	0.02%
Complete Body & Paint, Inc. 32220 Michigan Ave Wayne MI 48184	Repair and Maintenance	Term Loan	Prime plus 2.75%	4/23/2039	18.9	18.9	22.0	0.01%
Island Wide Realty LLC and Long Island Partners, Inc. dba Realty Execu 201-203-205 West Merrick Road Valley Stream NY 11580	Real Estate	Term Loan	Prime plus 2.75%	4/22/2039	94.3	94.3	109.8	0.04%
Wilshire Media Systems Inc 2649 Townsgate Rd. Suite 500 Westlake Village CA 91361	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	4/17/2024	110.6	110.6	115.1	0.04%
1899 Tavern & Tap LLC and Ale House Tavern & Tap LLC 1899 State Route 35 South Amboy NJ 08879	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	4/9/2039	124.0	124.0	144.2	0.05%
Dantanna’s Tavern LLC 6615 Roswell Road NE #30 Sandy Springs GA 30328	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/30/2024	99.0	99.0	103.2	0.04%
Little People’s Village II LLC (OC) and Iliopoulos Realty LLC (EPC) 6522 Haverford Avenue Philadelphia PA 19151	Social Assistance	Term Loan	Prime plus 2.75%	3/31/2039	84.0	84.0	97.2	0.03%
Hodges Properties LLC and Echelon Enterprises Inc dba Treads Bicycle 16701 E. Iliff Avenue Aurora CO 80013	Sporting Goods, Hobby, Musical Instrument, and Book Stores	Term Loan	Prime plus 2.75%	3/31/2039	407.1	407.1	472.8	0.16%
Little People’s Village II LLC (OC) and Iliopoulos Realty LLC (EPC) 6522 Haverford Avenue Philadelphia PA 19151	Social Assistance	Term Loan	Prime plus 2.75%	3/31/2039	92.7	92.7	107.3	0.04%
Eagle Aggregate Transportation, LLC and Eagle Pneumatic Transport LLC 4401 N I-35 #113 Denton TX 76207	Truck Transportation	Term Loan	Prime plus 2.75%	3/31/2024	413.5	413.5	432.7	0.15%
Kemmer, LLC (EPC) and Pitts Package Store, Inc.(OC) 201 S. Main Street Salem IN 47167	Food and Beverage Stores	Term Loan	Prime plus 2.75%	3/31/2039	107.6	107.6	124.2	0.04%
Lake Area Autosound LLC and Ryan H. Whittington 2328 E. McNeese Street Lake Charles LA 70607	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	7/28/2039	115.1	115.1	133.8	0.05%
636 South Center Holdings, LLC and New Mansfield Brass and Aluminum Co 636 South Center Street New Washington OH 44854	Primary Metal Manufacturing	Term Loan	Prime plus 2.75%	3/20/2039	71.9	71.9	83.6	0.03%
Cormac Enterprises and Wyoming Valley Beverage Incorporated 63 S Wyoming Ave Edwardsville PA 18704	Food and Beverage Stores	Term Loan	Prime plus 2.75%	3/20/2039	100.5	100.5	116.9	0.04%
Kinisi, Inc. dba The River North UPS Store 301 West Grand Ave Chicago IL 60654	Administrative and Support Services	Term Loan	Prime plus 2.75%	3/18/2024	11.6	11.6	12.2	0.00%

Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Principal	Cost	Fair Value	% of Net Assets
Tortilla King Inc. 249 23rd Avenue Moundridge KS 67107	Food Manufacturing	Term Loan	Prime plus 2.75%	3/14/2039	$41.9	$41.9	$48.8	0.02%
Tortilla King, Inc. 249 23rd Avenue Moundridge KS 67107	Food Manufacturing	Term Loan	Prime plus 2.75%	3/14/2029	811.3	811.3	880.5	0.30%
Bowl Mor, LLC dba Bowl Mor Lanes / Spare Lounge, Inc. 201 Highland Ave East Syracuse NY 13057	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	3/13/2039	202.6	202.6	235.6	0.08%
R & R Boyal LLC dba Cap N Cat Clam Bar and Little Ease Tavern 3111 and 3135 Delsea Drive Franklinville NJ 08322	Food and Beverage Stores	Term Loan	Prime plus 2.75%	2/28/2039	377.9	377.9	438.2	0.15%
Faith Memorial Chapel LLC 600 9th Avenue North Bessemer AL 35020	Personal and Laundry Services	Term Loan	Prime plus 2.75%	2/28/2039	194.1	194.1	224.8	0.08%
Summit Beverage Group LLC 211 Washington Ave Marion VA 24354	Beverage and Tobacco Product Manufacturing	Term Loan	Prime plus 2.75%	2/28/2024	203.3	203.3	212.5	0.07%
952 Boston Post Road Realty, LLC and HNA LLC dba Styles International 952 Boston Post Road Milford CT 06460	Personal and Laundry Services	Term Loan	Prime plus 2.75%	2/28/2039	191.0	191.0	221.3	0.08%
Choe Trade Group Inc dba Rapid Printers of Monterey 201 Foam Street Monterey CA 93940	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	2/28/2024	92.4	92.4	96.7	0.03%
96 Mill Street LLC, Central Pizza LLC and Jason Bikakis George Bikaki 96 Mill Street Berlin CT 06037	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/12/2039	128.6	128.6	149.5	0.05%
JWB Industries, Inc. dba Carteret Die Casting 74 Veronica Ave Somerset NJ 08875	Primary Metal Manufacturing	Term Loan	Prime plus 2.75%	2/11/2024	162.3	162.3	168.6	0.06%
986 Dixwell Avenue Holding Company, LLC(EPC) and Mughali Foods, LLC db 986 Dixwell Avenue Hamden CT 06510	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/7/2039	90.1	90.1	104.5	0.04%
Awesome Pets II Inc dba Mellisa’s Pet Depot 8 Sarah’s Way Fairhaven MA 02719	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	2/7/2024	48.8	48.8	50.8	0.02%
Sarah Sibadan dba Sibadan Agency 102-05 101st Avenue Ozone Park NY 11416	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	1/27/2039	116.8	116.8	135.7	0.05%
Icore Enterprises Inc dba Air Flow Filters Inc 151 W 24th St Hialeah FL 33010	Miscellaneous Manufacturing	Term Loan	Prime plus 2.75%	1/15/2024	12.4	12.4	13.0	0.00%
Nutmeg North Associates LLC (OC) Steeltech Building Products Inc 636 Nutmeg Road North South Windsor CT 06074	Construction of Buildings	Term Loan	Prime plus 2.75%	12/31/2038	826.3	826.3	955.9	0.33%
KK International Trading Corporation 219 Lafayette Drive Syosset NY 11791	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	12/23/2028	143.9	143.9	156.3	0.05%

Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Principal	Cost	Fair Value	% of Net Assets
Kurtis Sniezek dba Wolfe’s Foreign Auto 712 5th Street New Brighton PA 15066	Repair and Maintenance	Term Loan	Prime plus 2.75%	12/20/2038	$80.1	$80.1	$92.9	0.03%
PLES Investements, LLC and John Redder, Pappy Sand & Gravel, Inc., T 2040 Dowdy Ferry Dallas TX 75218	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	12/19/2038	500.2	500.2	576.8	0.20%
TAK Properties LLC and Kinderland Inc 1157 Commerce Avenue Longview WA 98632	Social Assistance	Term Loan	Prime plus 2.75%	12/18/2038	365.2	365.2	422.9	0.14%
TOL LLC dba Wild Birds Unlimited 320 W. Main St. Avon CT 06001	Sporting Goods, Hobby, Musical Instrument, and Book Stores	Term Loan	Prime plus 2.75%	12/13/2023	10.5	10.5	10.9	0.00%
920 CHR Realty LLC (EPC) V. Garofalo Carting Inc (OC) 920 Crooked Hill Brentwood NY 11717	Waste Management and Remediation Services	Term Loan	Prime plus 2.75%	12/10/2038	376.6	376.6	437.2	0.15%
DKB Transport Corp 555 Water Works Road Old Bridge NJ 08857	Truck Transportation	Term Loan	Prime plus 2.75%	12/5/2038	125.0	125.0	145.1	0.05%
Firm Foundations Inc David S Gaitan Jr and Christopher K Daigle 1455 S Richland Creek Rd Sugar HIll GA 30518	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	12/3/2038	93.9	93.9	108.4	0.04%
Spectrum Development LLC and Solvit Inc & Solvit North, Inc 65 Farmington Valley Drive Plainville CT 06062	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	12/2/2023	222.2	222.2	230.4	0.08%
BVIP Limousine Service LTD 887 W Liberty Medina OH 44256	Transit and Ground Passenger Transportation	Term Loan	Prime plus 2.75%	11/27/2038	68.8	68.8	79.7	0.03%
Wallace Holdings LLC (EPC) GFA International Inc (OC) 1215 Wallace Dr Delray Beach FL 33444	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.5%	11/25/2023	68.9	68.9	71.6	0.02%
AcuCall LLC 824 U.S Highway 1, Suite 335 North Palm Beach FL 33408	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	11/21/2023	8.6	8.6	8.8	0.00%
Kids in Motion of Springfield LLC dba The Little Gym of Springfield IL 3039-3043 Hedley Springfield IL 62704	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	11/18/2023	25.4	25.4	26.3	0.01%
Yousef Khatib dba Y&M Enterprises 671 E. Cooley Drive, Unit 114 Colton CA 92324	Wholesale Electronic Markets and Agents and Brokers	Term Loan	Prime plus 2.75%	11/15/2023	41.6	41.6	43.1	0.01%
Howell Gun Works LLC 2446 Route 9 Howell NJ 07731	Sporting Goods, Hobby, Musical Instrument, and Book Stores	Term Loan	Prime plus 2.75%	11/14/2023	2.6	2.6	2.7	0.00%
Polpo Realty, LLC(EPC) Polpo Restaurant, LLC (OC) 554 Old Post Road #3 Greenwich CT 06830	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/6/2038	55.9	55.9	64.9	0.02%

Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Principal	Cost	Fair Value	% of Net Assets
Twinsburg Hospitality Group LLC dba Comfort Suites 2716 Creekside Drive Twinsburg OH 44087	Accommodation	Term Loan	Prime plus 2.75%	10/31/2038	$849.5	$849.5	$983.3	0.34%
Mid-Land Sheet Metal Inc 125 E Fesler Street Santa Maria CA 93454	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	10/31/2038	123.5	123.5	143.2	0.05%
Master CNC Inc & Master Properties LLC 11825 29 Mile Road Washington MI 48095	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	10/31/2038	535.1	535.1	618.2	0.21%
Janice B. McShan and The Metropolitan Day School, LLC 2817 Lomb Avenue Birmingham AL 35208	Social Assistance	Term Loan	Prime plus 2.75%	10/31/2023	23.9	23.9	24.9	0.01%
1 North Restaurant Corp dba 1 North Steakhouse 322 W. Montauk Hwy Hampton Bays NY 11946	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	10/31/2038	190.9	190.9	221.5	0.08%
Clairvoyant Realty Corp. and Napoli Marble & Granite Design, Ltd 77 Mill Road Freeport NY 11520	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	10/24/2038	132.9	132.9	154.3	0.05%
Greenbrier Technical Services, Inc 407 E. Edgar Avenue Ronceverte WV 24970	Repair and Maintenance	Term Loan	Prime plus 2.75%	10/24/2023	112.6	112.6	117.6	0.04%
First Steps Real Estate Company, LLC (EPC) and First Steps Preschool - 104 McCoy Street Milford DE 19963	Social Assistance	Term Loan	Prime plus 2.75%	9/30/2038	87.3	87.3	101.6	0.03%
Lenoir Business Partners LLC (EPC) LP Industries, Inc dba Childforms 2040 Norwood Lenoir NC 28645	Plastics and Rubber Products Manufacturing	Term Loan	Prime plus 2.75%	9/30/2038	264.5	264.5	308.2	0.11%
LP Industries, Inc dba Childforms 110 Charleston Drive, Suite 105-107 Morresville NC 28117	Plastics and Rubber Products Manufacturing	Term Loan	Prime plus 2.75%	9/30/2038	107.6	107.6	125.4	0.04%
Cencon Properties LLC and Central Connecticut Warehousing Company, In 37 Commons Court Waterbury CT 06704	Warehousing and Storage	Term Loan	Prime plus 2.75%	9/30/2038	308.6	308.6	359.7	0.12%
Discount Wheel and Tire of Broken Bow Inc 1202 S Park Drive Broken Bow OK 74728	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	9/30/2038	200.1	200.1	233.0	0.08%
Mitchellville Family Dentistry, Dr. Octavia Simkins-Wiseman DDS PC 12150 Annapolis Road, Suite 301 Glenn Dale MD 20769	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	9/27/2038	299.6	299.6	349.0	0.12%
Gabrielle Realty, LLC 242 Sheep Davis Road Concord NH 03301	Gasoline Stations	Term Loan	Prime plus 2.75%	9/27/2038	677.5	677.5	788.5	0.27%
Anthony C Dinoto and Susan S P Dinoto and Anthony C Dinoto Funeral Ho 17 Pearl Street Mystic CT 06355	Personal and Laundry Services	Term Loan	Prime plus 2.75%	9/26/2038	89.4	89.4	104.2	0.04%

Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Principal	Cost	Fair Value	% of Net Assets
Eastside Soccer Dome, Inc . 11919 S Avenue O Chicago IL 60617	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	9/26/2038	$414.7	$414.7	$483.4	0.17%
Southeast Chicago Soccer, Inc. 10232 S Avenue N Chicago IL 60617	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	9/26/2038	45.8	45.8	53.4	0.02%
Diamond Memorials Incorporated 800 Broad Street Clifton NJ 07013	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	9/25/2023	5.1	5.1	5.3	0.00%
Kiddie Steps 4 You Inc. 1700 West 63rd St. Chicago IL 60636	Social Assistance	Term Loan	Prime plus 2.75%	9/25/2038	81.3	81.3	94.6	0.03%
Faith Memorial Chapel LLC 600 9th Avenue North Bessemer AL 35020	Personal and Laundry Services	Term Loan	Prime plus 2.75%	9/20/2038	240.3	240.3	279.6	0.10%
Serious-Fun in Alpharetta, LLC dba The Little Gym of Alpharetta 11585 Jones Bridge Road, Suite 4G Johns Creek GA 30022	Educational Services	Term Loan	Prime plus 2.75%	9/20/2023	25.0	25.0	26.0	0.01%
Westville Seafood LLC 1514 Whalley Avenue New Haven CT 06515	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/19/2038	100.4	100.4	116.9	0.04%
Maynard Enterprises Inc dba Fastsigns of Texarkana 3735 Mall Drive Texarkana TX 75501	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	9/18/2023	8.7	8.7	9.1	0.00%
Grafio Inc dba Omega Learning Center-Acworth 5330 Brookstone Drive, Suite 320 Acworth GA 30101	Educational Services	Term Loan	Prime plus 2.75%	9/13/2023	89.2	89.2	92.9	0.03%
Sound Manufacturing Inc 51 Donnelley Road Old Saybrook CT 06475	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	9/12/2028	40.6	40.6	44.2	0.02%
The Berlerro Group, LLC dba Sky Zone 111 Rodeo Drive Edgewood NY 11717	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	9/12/2023	232.9	232.9	242.5	0.08%
Prospect Kids Academy Inc 532 St Johns Place Brooklyn NY 11238	Educational Services	Term Loan	Prime plus 2.75%	9/11/2038	111.1	111.1	129.5	0.04%
Alma J. and William R. Walton (EPC) and Almas Child Day Care Center, I 2909 W 63rd Street Chicago IL 60629	Social Assistance	Term Loan	Prime plus 2.75%	9/11/2038	35.6	35.6	41.5	0.01%
B for Brunette dba Blo 50 Glen Cove Rd Greenvale NY 11548	Personal and Laundry Services	Term Loan	Prime plus 2.75%	9/10/2023	29.1	29.1	30.2	0.01%
Schmaltz Holdings, LLC (EPC) and Schmaltz Operations, LLC dba Companio 3408 Castle Rock Farm Road Pittsboro NC 27312	Personal and Laundry Services	Term Loan	Prime plus 2.75%	9/4/2038	199.3	199.3	231.7	0.08%
Excel RP Inc 6531 Park Avenue Allen Park MI 48101	Machinery Manufacturing	Term Loan	Prime plus 2.75%	8/30/2023	68.9	68.9	71.8	0.02%

Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Principal	Cost	Fair Value	% of Net Assets
ACI Northwest Inc. 6600 N Government Way Coeur D Alene ID 83815	Heavy and Civil Engineering Construction	Term Loan	Prime plus 2.75%	8/30/2023	$287.0	$287.0	$299.8	0.10%
Gulfport Academy Child Care and Learning Center, Inc. and Jennifer Sis 15150 Evans Street Gulfport MS 39503	Social Assistance	Term Loan	Prime plus 2.75%	8/30/2023	22.9	22.9	23.9	0.01%
IlOKA Inc dba Microtech Tel and NewCloud Networks 160 Inverness Dr W Ste 100 Englewood CO 80112	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	8/30/2023	344.0	344.0	358.3	0.12%
Ramard Inc and Advanced Health Sciences Inc 4561 Ironworks Pike, Suite 161 Lexington KY 40511	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	8/28/2023	99.3	99.3	103.2	0.04%
RM Hawkins LLC dba Pure Water Tech West and Robert M Hawkins 1815 De Paul Street Colorado Springs CO 80909	Nonstore Retailers	Term Loan	Prime plus 2.75%	8/26/2023	42.7	42.7	44.5	0.02%
JSIL LLC dba Blackstones Hairdressing 19 East 7th Street New York NY 10003	Personal and Laundry Services	Term Loan	Prime plus 2.75%	8/16/2023	10.2	10.2	10.6	0.00%
Island Nautical Enterprises, Inc. (OC) and Ingwall Holdings, LLC (EPC) 2233 3rd Ave South St Petersburg FL 33712	Miscellaneous Manufacturing	Term Loan	Prime plus 2.75%	8/14/2038	309.4	309.4	360.0	0.12%
Caribbean Concepts, Inc. dba Quick Bleach 120 East 56th Street, St.#730 New York NY 10022	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	8/12/2023	11.9	11.9	12.4	0.00%
Daniel W and Erin H Gordon and Silver Lining Stables CT, LLC 38 Carmen Lane Monroe CT 06468	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	7/24/2023	6.2	6.2	6.5	0.00%
Angkor Restaurant Inc 10 Traverse Street Providence RI 02903	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	7/19/2038	82.9	82.9	96.6	0.03%
Harbor Ventilation Inc and Estes Investment, LLC 509 East Park St. Livingston MT 59047	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	7/19/2038	2.1	2.1	2.5	0.00%
Tri County Heating and Cooling Inc. 509 East Park St. Livingston MT 59047	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	7/19/2023	45.9	45.9	48.0	0.02%
Morning Star Trucking LLC and Morning Star Equipment and Leasing LLC 1 Poppy Avenue Neptune NJ 07753	Truck Transportation	Term Loan	Prime plus 2.75%	7/17/2023	28.0	28.0	29.1	0.01%
Maxiflex LLC 512 Verret Street New Orleans LA 70114	Miscellaneous Manufacturing	Term Loan	Prime plus 2.75%	6/28/2023	23.1	23.1	24.0	0.01%
GIA Realty LLC and VRAJ GIA LLC dba Lakeview Laundromat 411 Sharp Street Millville NJ 08332	Personal and Laundry Services	Term Loan	Prime plus 2.75%	6/28/2038	86.5	86.5	100.7	0.03%

Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Principal	Cost	Fair Value	% of Net Assets
2161 Highway 6 Trail, LLC, (EPC) R. H. Hummer JR., Inc. (Co-Borrower) 2141 P Avenue Williamsburg IA 52361	Truck Transportation	Term Loan	Prime plus 2.75%	6/19/2026	$441.4	$441.4	$472.1	0.16%
Blakeslee Arpaia Chapman, Inc. dba Blakeslee Industrial Services 200 North Branford Road Branford CT 06405	Heavy and Civil Engineering Construction	Term Loan	Prime plus 2.75%	6/18/2028	637.5	637.5	693.0	0.24%
KDP LLC and KDP Investment Advisors, Inc and KDP Asset Management, Inc 24 Elm Street Montpelier VT 05602	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	Term Loan	Prime plus 2.75%	6/14/2023	176.1	176.1	182.7	0.06%
Elite Structures Inc 401 Old Quitman Road Adel GA 31620	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	6/12/2038	807.7	807.7	938.6	0.32%
(EPC) Willowbrook Properties LLC (OC) Grove Gardens Landscaping Inc. 341 East Main Street, Unit 2 Clinton CT 06413	Administrative and Support Services	Term Loan	Prime plus 2.75%	6/5/2038	165.5	165.5	192.5	0.07%
(EPC) Absolute Desire LLC and Mark H. Szierer (OC) Sophisticated Smile 85 Reaville Avenue Flemington NJ 08822	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	6/5/2038	167.7	167.7	194.7	0.07%
Gregory P Jellenek OD and Associates PC dba Gregory P Jellenek OD and 4640 Monticello Avenue, Suite 8A Williamsburg VA 23188	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	5/28/2023	31.5	31.5	32.8	0.01%
Ryan D. Thornton and Thornton & Associates LLC 800 Bethel Street, Suite 200 Honolulu HI 96813	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	5/24/2023	23.9	23.9	24.8	0.01%
Peanut Butter & Co., Inc. 250 West 54th Street New York NY 10019	Food Manufacturing	Term Loan	Prime plus 2.75%	4/30/2023	49.2	49.2	51.0	0.02%
PowerWash Plus, Inc. and CJR, LLC 59 South US Highway Route 45 Grayslake IL 60030	Repair and Maintenance	Term Loan	Prime plus 2.75%	4/30/2038	486.9	486.9	565.9	0.19%
Kidrose, LLC dba Kidville Riverdale 551 West 235th Street Bronx NY 10463	Educational Services	Term Loan	Prime plus 2.75%	4/22/2023	39.4	39.4	41.0	0.01%
1258 Hartford TPKE, LLC (EPC) and Phelps and Sons, Inc (OC) 1258 Hartford Turnpike Vernon CT 06066	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	3/29/2038	109.9	109.9	127.6	0.04%
A & M Commerce, Inc. dba Cranberry Sunoco 398 Baltimore Blvd Westminster MD 21157	Gasoline Stations	Term Loan	Prime plus 2.75%	3/27/2038	291.2	291.2	338.3	0.12%
Xela Pack, Inc. and Aliseo and Catherine Gentile 8300 Boettner Road Saline MI 48176	Paper Manufacturing	Term Loan	Prime plus 2.75%	3/27/2028	194.1	194.1	210.6	0.07%

Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Principal	Cost	Fair Value	% of Net Assets
American Diagnostic Imaging, Inc. dba St. Joseph Imaging Center 3937 Sherman Avenue Saint Joseph MO 64506	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	3/25/2038	$474.3	$474.3	$550.4	0.19%
Michael A.and HeatherR. Welsch dba Art & FrameEtc. 2819 West T C Jester Blvd. Houston TX 77018	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	3/22/2038	59.5	59.5	69.2	0.02%
Truth Technologies Inc dba Truth Technologies Inc. 2341 Cheshire Lane Naples FL 34109	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	3/21/2023	41.9	41.9	43.4	0.01%
Sound Manufacturing, Inc. and Monster Power Equipment Inc. 51 Donnelley Road Old Saybrook CT 06475	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	3/15/2023	248.5	248.5	258.3	0.09%
Golden Gate Lodging LLC 432 Margaret Street Plattsburgh NY 12901	Accommodation	Term Loan	Prime plus 2.75%	3/12/2038	101.6	101.6	118.0	0.04%
Bakhtar Group LLC dba Malmaison 3401 K Street NW Washington DC 20007	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/28/2023	50.0	50.0	51.7	0.02%
Osceola River Mill, LLC(EPC) Ironman Machine, Inc.(OC) 27 Hungerford Street Pittsfield MA 01201	Machinery Manufacturing	Term Loan	Prime plus 2.75%	2/20/2038	75.9	75.9	88.2	0.03%
Java Warung, LLC 1915 N Richmond Street Appleton WI 54911	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/19/2038	45.0	45.0	52.2	0.02%
Retain Loyalty LLC 1250 Sanders Avenue SW Massillon OH 44647	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	2/15/2038	93.7	93.7	108.7	0.04%
North Country Transport, LLC 10 LaCrosse Street, Suite 14 Hudson Falls NY 12839	Transit and Ground Passenger Transportation	Term Loan	Prime plus 2.75%	2/6/2023	7.6	7.6	7.9	0.00%
Sherill Universal City dba Golden Corral LP 2301 Pat Booker Rd Universal City TX 78148	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	1/28/2038	388.4	388.4	451.3	0.15%
Elegant Fireplace Mantels, Inc. dba Elegant Fireplace Mantels 11949 Borden Avenue San Fernando CA 91340	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	12/31/2022	44.8	44.8	46.2	0.02%
Macho LLC (EPC) Madelaine Chocolate Novelties Inc(OC) dba The Madelai 96-03 Beach Channel Drive Rockaway Beach NY 11693	Food Manufacturing	Term Loan	Prime plus 2.75%	12/31/2037	440.4	440.4	511.1	0.18%
Babie Bunnie Enterprises Inc dba Triangle Mothercare 8516 Swarthmore Drive Raleigh NC 27615	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/28/2027	29.4	29.4	31.6	0.01%
John Duffy Fuel Co., Inc. 465 Mulberry Street Newark NJ 07114	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	12/28/2022	236.4	236.4	244.4	0.08%

Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Principal	Cost	Fair Value	% of Net Assets
Polpo Realty LLC (EPC) & Polpo Restaurant LLC (OC) dba Polpo Restauran 554 Old Post Road #3 Greenwich CT 06830	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/27/2037	$453.6	$453.6	$526.4	0.18%
Martin L Hopp, MD PHD A Medical Corp (OC) dba Tower ENT 8631 West Third St, 440 E & Los Angeles CA 90048	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/21/2022	30.3	30.3	31.4	0.01%
Cheryle A Baptiste and Cheryle Baptiste DDS PLLC 4839 Wisconsin Ave., NW Suite 2 Washington DC 20016	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	11/30/2037	251.6	251.6	291.9	0.10%
Daniel Gordon and Erin Gordon and Silver Lining Stables CT, LLC 38 Carmen Lane Monroe CT 06468	Support Activities for Agriculture and Forestry	Term Loan	Prime plus 2.75%	11/28/2037	200.2	200.2	232.4	0.08%
D&L Rescources, Inc. dba The UPS Store 8930 State Road # 84 Davie FL 33324	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	11/27/2022	4.4	4.4	4.5	0.00%
Richmond Hill Mini Market, LLC 101 Richmond Hill Avenue Stamford CT 06902	Food and Beverage Stores	Term Loan	Prime plus 2.75%	11/27/2037	161.9	161.9	187.8	0.06%
DRV Enterprise, Inc. dba Cici’s Pizza # 339 5771 East Fowler Ave Temple Terrace FL 33617	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/26/2022	27.3	27.3	28.3	0.01%
U & A Food and Fuel, Inc. dba Express Gas & Food Mart 1345 Wampanoag Trail East Providence RI 02915	Gasoline Stations	Term Loan	Prime plus 2.75%	11/21/2037	84.1	84.1	97.6	0.03%
Pioneer Windows Manufacturing Corp, Pioneer Windows 15 Frederick Place Hicksville NY 11801	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	11/21/2022	123.2	123.2	127.6	0.04%
R & J Petroleum LLC (EPC) Manar USA, Inc. (OC) 305 Quincy Shore Drive Quincy MA 02107	Gasoline Stations	Term Loan	Prime plus 2.75%	11/20/2037	157.3	157.3	182.5	0.06%
St Judes Physical Therapy P.C. 7712 Fourth Ave Brooklyn NY 11209	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	11/19/2022	9.4	9.4	9.8	0.00%
Hi-Def Imaging, Inc. dba SpeedPro Imaging 3580 Progress Drive, Unit Q Bensalem PA 19020	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	11/9/2022	10.0	10.0	10.4	0.00%
Reidville Hydraulics Mfg Inc dba Summit 175 Industrial Lane Torrington CT 06790	Machinery Manufacturing	Term Loan	Prime plus 2.75%	11/2/2037	232.8	232.8	269.6	0.09%
Big Apple Entertainment Partners, LLC d/b/a Ripley’s Believe It or Not 234 West 42nd Street New York NY 10036	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	10/26/2022	81.4	81.4	84.1	0.03%
University Park Retreat, LLC dba Massage Heights 5275 University Parkway # 110 Bradenton FL 34201	Personal and Laundry Services	Term Loan	Prime plus 2.75%	9/27/2022	32.9	32.9	34.1	0.01%

Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Principal	Cost	Fair Value	% of Net Assets
O’Rourkes Diner LLC dba O’Rourke’s Diner 728 Main Street Middletown CT 06457	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/19/2037	$57.0	$57.0	$66.2	0.02%
AJK Enterprise LLC dba AJK Enterprise LLC 1901 Naylor Road, SE Washington DC 20020	Truck Transportation	Term Loan	Prime plus 2.75%	8/27/2022	6.9	6.9	7.1	0.00%
Suncoast Aluminum Furniture, Inc 6291 Thomas Road Fort Myers FL 33912	Furniture and Related Product Manufacturing	Term Loan	Prime plus 2.75%	8/17/2037	312.5	312.5	363.5	0.12%
Georgia Safe Sidewalks LLC 1740 Wheatstone Drive Grayson GA 30017	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	7/27/2022	6.1	6.1	6.3	0.00%
Hofgard & Co., Inc. dba HofgardBenefits 400 S McCaslin Blvd Suite 201 Louisville CO 80027	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	7/27/2022	44.4	44.4	46.0	0.02%
Central Tire, Inc. dba Cooper Tire & Auto Services 1111 S Tillotson Avenue Muncie IN 47304	Repair and Maintenance	Term Loan	Prime plus 2.75%	6/29/2037	248.8	248.8	288.9	0.10%
Havana Central (NY) 5, LLC 630 Old Country Road, Room 1161 C Garden City NY 11530	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/29/2022	604.3	604.3	624.9	0.21%
Jenkins-Pavia Corporation dba Victory Lane Quick Oil Change 4300 Monticello Blvd South Euclid OH 44121	Repair and Maintenance	Term Loan	Prime plus 2.75%	6/27/2037	60.1	60.1	69.8	0.02%
KIND-ER-ZZ Inc dba Kidville 30 Maple Street Summit NJ 07901	Educational Services	Term Loan	Prime plus 2.75%	6/15/2022	20.1	20.1	20.7	0.01%
Graphish Studio, Inc. and Scott Fishoff 231 Main Street Stanford CT 06901	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	6/14/2022	8.1	8.1	8.4	0.00%
ALF, LLC (EPC) Mulit-Service Eagle Tires (OC) 1985 B Street Colorado Springs CO 80906	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	5/31/2037	54.1	54.1	62.8	0.02%
Tracey Vita-Morris dba Tracey Vita’s School of Dance 4181 9th Avenue West Bradenton FL 34025	Performing Arts, Spectator Sports, and Related Industries	Term Loan	Prime plus 2.75%	5/10/2022	8.9	8.9	9.2	0.00%
Tanner Optical, Inc. dba Murphy Eye Care 305 Shirley Avenue Douglas GA 31533	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	4/27/2022	3.1	3.1	3.2	0.00%
Zane Filippone Co Inc dba Culligan Water Conditioning 18 North Field Avenue West Orange NJ 07052	Nonstore Retailers	Term Loan	Prime plus 2.75%	4/12/2022	214.0	214.0	221.3	0.08%
Indoor Playgrounds Limited Liability Company dba Kidville 20 Grand Avenue Englewood NJ 07631	Educational Services	Term Loan	Prime plus 2.75%	4/5/2022	1.8	1.8	1.9	0.00%
Access Staffing, LLC 360 Lexington Avenue, 8th Floor New York NY 10017	Administrative and Support Services	Term Loan	Prime plus 2.75%	3/30/2022	68.8	68.8	71.0	0.02%

Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Principal	Cost	Fair Value	% of Net Assets
DC Realty, LLC dba FOGO Data Centers 340 Tom Reeve Drive Carrolton GA 30117	Professional, Scientific, and Technical Services	Term Loan	6%	3/23/2037	$2,623.4	$2,623.4	$2,487.0	0.85%
DC Realty, LLC dba FOGO Data Centers 340 Tom Reeve Drive Carrolton GA 30117	Professional, Scientific, and Technical Services	Term Loan	6.25%	3/23/2022	567.6	567.6	561.2	0.19%
Manuel P. Barrera and Accura Electrical Contractor, Inc. 6187 NW 167th Street Unit H3 Miami FL 33015	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	3/23/2028	70.9	70.9	77.1	0.03%
Shweiki Media, Inc. dba Study Breaks Magazine 4954 Space Center Drive San Antonio TX 78218	Publishing Industries (except Internet)	Term Loan	Prime plus 2.75%	3/22/2027	773.8	773.8	834.5	0.29%
ATI Jet, Inc. 7007 Boeing Drive El Paso TX 79925	Air Transportation	Term Loan	Prime plus 2.75%	12/28/2026	537.1	537.1	578.0	0.20%
J. Kinderman & Sons, Inc. dba Brite Star Manufacturing Company 2900 South 20th Street Philadelphia PA 19145	Furniture and Home Furnishings Stores	Term Loan	Prime plus 2.75%	12/22/2036	348.9	348.9	403.9	0.14%
K’s Salon, LLC d/b/a K’s Salon 162 West 84th Street New York NY 10024	Personal and Laundry Services	Term Loan	Prime plus 2.75%	12/20/2021	25.8	25.8	26.5	0.01%
15 Frederick Place LLC & Pioneer Windows Holdings Inc & Subs dba Pion 15 Frederick Place Hicksville NY 11801	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	12/16/2021	85.6	85.6	88.1	0.03%
Taylor Transport, Inc 1708 HWY 113 SW CARTERSVILLE GA 30120	Truck Transportation	Term Loan	Prime plus 2.75%	12/8/2021	86.2	86.2	88.7	0.03%
K9 Bytes, Inc & Epazz, Inc dba K9 Bytes, Inc 325 N. Milwaukee Ave, Suite G1 Wheeling IL 60090	Publishing Industries (except Internet)	Term Loan	Prime plus 2.75%	10/26/2021	20.0	20.0	20.6	0.01%
28 Cornelia Street Properties, LLC and Zouk, Ltd.dba Palma 28-28 1/2 Cornelia Street New York NY 10014	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	10/25/2021	7.3	7.3	7.5	0.00%
39581 Garfield, LLC and Tri County Neurological Associates, P.C. 39581 Garfield Road Clinton Township MI 48038	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	9/30/2036	70.0	70.0	80.9	0.03%
39581 Garfield, LLC and Tricounty Neurological Associates, P.C. 39581 Garfield Road Clinton Township MI 48038	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	9/30/2036	23.8	23.8	27.5	0.01%
Robert E. Caves, Sr. and American Plank dba Caves Enterprises 40515 Pumpkin Center Road Hammond LA 70403	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	9/30/2021	96.3	96.3	98.9	0.03%

Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Principal	Cost	Fair Value	% of Net Assets
Big Apple Entertainment Partners, LLC dba Ripley’s Believe it or Not 234 West 42nd Street New York NY 10036	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	9/28/2021	$333.8	$333.8	$342.8	0.12%
Equity National Capital LLC & Chadbourne Road Capital, LLC 331 Newman Springs Road, Suite 310 Red Bank NJ 07701	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	Term Loan	Prime plus 2.75%	9/26/2021	20.1	20.1	20.6	0.01%
Michael S. Decker & Janet Decker dba The Hen House Cafe 401 Caribou Street Simla CO 80835	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	8/30/2036	13.9	13.9	16.1	0.01%
Trademark Equipment Company Inc and David A. Daniel 5690 Pine Lane Circle Bessemer AL 35022	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	8/19/2036	112.3	112.3	129.8	0.04%
Qycell Corporation 600 South Etiwanda Avenue Ontario CA 91761	Plastics and Rubber Products Manufacturing	Term Loan	Prime plus 2.75%	8/19/2021	55.2	55.2	56.7	0.02%
Valiev Ballet Academy, Inc 635 - 637 Londonderry Lane Denton TX 76205	Performing Arts, Spectator Sports, and Related Industries	Term Loan	Prime plus 2.75%	8/12/2036	35.6	35.6	41.2	0.01%
LaHoBa, LLC d/b/a Papa John’s 3001 Pontchartrain Drive Slidell LA 70458	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	8/3/2036	64.7	64.7	74.8	0.03%
MTV Bowl, Inc. dba Legend Lanes 4190 State Road Cuyahoga Falls OH 44223	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	6/30/2036	213.2	213.2	246.2	0.08%
Lavertue Properties LLP dba Lavertue Properties 24 Wakefield Street Rochester NH 13867	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	Term Loan	Prime plus 2.75%	6/29/2036	37.5	37.5	43.3	0.01%
Lisle Lincoln II Limited Partnership dba Lisle Lanes LP 4920 Lincoln Avenue Route 53 Lisle IL 60532	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	6/29/2036	293.7	293.7	339.1	0.12%
Pierce Developments, Inc. dba Southside Granite 301-307 Chalker Street Dothan AL 36301	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	6/13/2036	213.7	213.7	246.8	0.08%
J&K Fitness, LLC dba Physiques Womens Fitness Center 2505 Verot School Road Lafayette LA 70508	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	6/8/2036	392.9	392.9	453.6	0.16%
Peanut Butter & Co., Inc. d/b/a Peanut Butter & Co. 1790 Broadway Suite 716 New York NY 10019	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	6/3/2021	12.7	12.7	13.0	0.00%
Modern on the Mile, LLC dba Ligne Roset 162 N. 3rd Street Philadelphia PA 19106	Furniture and Home Furnishings Stores	Term Loan	Prime plus 2.75%	5/25/2021	58.2	58.2	59.6	0.02%

Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Principal	Cost	Fair Value	% of Net Assets
Profile Performance, Inc. and Eidak Real Estate, L.L.C. 44600 Michigan Avenue Canton MI 48188	Repair and Maintenance	Term Loan	Prime plus 2.75%	4/20/2036	$105.8	$105.8	$122.2	0.04%
Northwind Outdoor Recreation, Inc. dba Red Rock Wilderness Store 2267 Fernberg Trail Ely MN 55731	Nonstore Retailers	Term Loan	Prime plus 2.75%	4/18/2036	113.8	113.8	131.4	0.04%
Michael S. Korfe dba North Valley Auto Repair 7516 B 2nd Street, NW Albuquerque NM 87107	Repair and Maintenance	Term Loan	Prime plus 2.75%	3/24/2036	12.8	12.8	14.8	0.01%
Actknowledge,Inc dba Actknowledge 365 Fifth Avenue New York NY 10016	Personal and Laundry Services	Term Loan	Prime plus 2.75%	3/21/2021	15.0	15.0	15.4	0.01%
Stephen Frank, Patricia Frank and Suds Express LLC dba Frank Chiropra 520 E. 8th Street Anderson IN 46012	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	2/25/2023	24.8	24.8	25.8	0.01%
SuzyQue’s LLC dba Suzy Que’s 34 South Valley Road West Orange NJ 07052	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/11/2036	50.5	50.5	58.2	0.02%
Little People’s Village, LLC dba Little People’s Village 904 North 66th Street Philadelphia PA 19151	Social Assistance	Term Loan	Prime plus 2.75%	1/31/2036	25.6	25.6	29.5	0.01%
Seagate Group Holdings, Inc. dba Seagate Logistics, Inc. 64-68 North Central Avenue Valley Stream NY 11580	Support Activities for Transportation	Term Loan	Prime plus 2.75%	1/28/2036	93.4	93.4	107.7	0.04%
Dixie Transport, Inc. & Johnny D. Brown & Jimmy Brown & Maudain Brown 2685 US Hwy 41 Calhoun GA 30701	Support Activities for Transportation	Term Loan	5.25%	12/28/2035	1,316.8	1,316.8	1,251.9	0.43%
Shree OM Lodging, LLC dba Royal Inn 2030 W. Northwest Highway Dallas TX 75220	Accommodation	Term Loan	Prime plus 2.75%	12/17/2035	22.7	22.7	26.2	0.01%
Lodin Medical Imaging, LLC dba Watson Imaging Center 3915 Watson Road St. Louis MO 63109	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/1/2020	15.2	15.2	15.5	0.01%
Robert F. Schuler and Lori A. Schuler dba Bob’s Service Center 2879 Limekiln Pike Glenside PA 19038	Repair and Maintenance	Term Loan	Prime plus 2.75%	11/30/2035	27.8	27.8	32.0	0.01%
K9 Bytes, Inc & Epazz, Inc 325 N. Milwaukee Ave, Suite G1 Wheeling IL 60090	Publishing Industries (except Internet)	Term Loan	Prime plus 2.75%	9/30/2020	3.8	3.8	3.8	0.00%
Elan Realty, LLC and Albert Basse Asociates, Inc. 175 Campanelli Park Way Stroughton MA 02072	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	9/30/2035	184.9	184.9	212.5	0.07%

Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Principal	Cost	Fair Value	% of Net Assets
Success Express,Inc. dba Success Express 550 Eighth Avenue New York NY 10018	Couriers and Messengers	Term Loan	Prime plus 2.75%	9/29/2020	$16.6	$16.6	$16.9	0.01%
Modern Manhattan, LLC 162 N 3rd Street Philadelphia PA 19106	Furniture and Home Furnishings Stores	Term Loan	Prime plus 2.75%	9/20/2020	41.3	41.3	42.0	0.01%
Dirk’s Trucking, L.L.C. dba Dirk’s Trucking 1041 John D Hebert Rd Breaux Bridge LA 70517	Truck Transportation	Term Loan	Prime plus 2.75%	9/17/2020	3.9	3.9	4.0	0.00%
Rudy & Louise Chavez dba Clyde’s Auto and Furniture Upholstery 2320 2nd Street Albuquerque NM 87107	Repair and Maintenance	Term Loan	Prime plus 2.75%	9/2/2035	40.7	40.7	46.8	0.02%
Newsome Trucking Inc and Kevin Newsome 2262 HWY 53W Jasper GA 30143	Truck Transportation	Term Loan	Prime plus 2.75%	9/2/2035	201.0	201.0	231.0	0.08%
DDLK Investments LLC d/b/a Smoothie King 251 Rock Road Glen Rock NJ 07542	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	8/30/2020	0.3	0.3	0.3	0.00%
Members Only Software, Inc 1806 T Street Washington DC 20009	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	8/30/2020	7.3	7.3	7.5	0.00%
ActKnowledge,Inc dba ActKnowledge 365 Fifth Avenue New York NY 10016	Personal and Laundry Services	Term Loan	Prime plus 2.75%	6/30/2020	8.6	8.6	8.7	0.00%
I-90 RV & Auto Supercenter 4505 South I-90 Service Road Rapid City SD 57703	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	6/29/2035	60.4	60.4	69.3	0.02%
Zouk, Ltd. dba Palma 28 Cornelia Street New York NY 10014	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	8/25/2020	5.1	5.1	5.2	0.00%
CJ Park Inc. dba Kidville Midtown West 515 West 51st Street New York NY 10019	Educational Services	Term Loan	Prime plus 2.75%	6/25/2020	3.4	3.4	3.5	0.00%
Tanner Optical Inc. dba Murphy Eye Care 305 Shirley Avenue Douglas GA 31533	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	6/22/2035	76.0	76.0	87.2	0.03%
Excel RP, Inc./Kevin and Joann Foley 6531 Park Avenue Allen Park MI 48101	Machinery Manufacturing	Term Loan	Prime plus 2.75%	7/8/2028	32.8	32.8	35.8	0.01%
ValleyStar, Inc. dba BrightStar HealthCare 5900 Sepulveda Blvd Van Nuys CA 91411	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	6/28/2020	0.9	0.9	0.9	0.00%
ValleyStar, Inc. dba BrightStar Healthcare 5900 Sepulveda Blvd Van Nuys CA 91411	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	6/28/2020	1.2	1.2	1.2	0.00%
Diag, LLC dba Kidville 4825 Bethesda Avenue Bethesda MD 20814	Educational Services	Term Loan	Prime plus 2.75%	6/21/2020	6.0	6.0	6.1	0.00%
New Economic Methods LLC dba Rita’s 1014 H Street NE Washington DC 20002	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	7/15/2020	0.3	0.3	0.3	0.00%

Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Principal	Cost	Fair Value	% of Net Assets
Cocoa Beach Parasail Corp. dba Cocoa Beach Parasail 206 McDonald Avenue South Daytona FL 32119	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	4/26/2020	$0.9	$0.9	$0.9	0.00%
Lahoba,LLC dba Papa John’s Pizza 620 W. Judge Perez Drive Chalmette LA 70163	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/30/2034	33.8	33.8	38.7	0.01%
Animal Intrusion Prevention Systems Holding Company, LLC 3330 North Beach Street Haltom City TX 76111	Administrative and Support Services	Term Loan	Prime plus 2.75%	3/29/2024	21.9	21.9	23.0	0.01%
David A. Nusblatt, D.M.D, P.C. 60 E. 9th Street New York NY 10003	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/11/2019	0.9	0.9	0.9	0.00%
KMC RE, LLC & B&B Kennels 6004 City Park Road Austin TX 78730	Personal and Laundry Services	Term Loan	Prime plus 2.75%	11/19/2034	46.2	46.2	52.8	0.02%
ROVER REPAIRS 301 MACDADE BLVD COLLINGDALE PA 19023	Repair and Maintenance	Term Loan	Prime plus 2.5%	11/28/2029	47.8	47.8	52.1	0.02%
The Alba Financial Group, Inc. 1420 Spring Hill Road McLain VA 22102	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	Term Loan	6%	3/10/2021	6.0	6.0	6.0	0.00%
D & D’s Divine Beauty School of Esther, LLC 5524 Germantown Ave Philadelphia PA 19144	Educational Services	Term Loan	6%	8/1/2031	45.9	45.9	44.1	0.02%
Bliss Coffee and Wine Bar, LLC 1402-A Handlir Drive Bel Air MD 21015	Food Services and Drinking Places	Term Loan	6%	8/31/2019	65.7	65.7	65.5	0.02%
Zog Inc. 595 Bethlehem Pike, Suite 404 Montgomeryville PA 18936	Other Information Services	Term Loan	Prime plus 2.75%	4/30/2020	27.9	27.9	28.3	0.01%
Connect Litigation Technology, Inc. 1101 Ivy Hill Road, #4 Philadelphia PA 19150	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2%	10/18/2025	22.0	22.0	22.9	0.01%
1911 East Main Street Holdings, Corp 1911 East Main Street Endicott NY 13760	Repair and Maintenance	Term Loan	Prime plus 2.75%	5/18/2032	11.3	11.3	12.7	0.00%
Water Works Laundromat, LLC 968-970 Bergen Street Newark NJ 07104	Personal and Laundry Services	Term Loan	Prime plus 2.25%	9/7/2027	156.6	156.6	166.5	0.06%
Dave Kris, and MDK Ram Corp. 15 Elm Park Groveland MA 01930	Food and Beverage Stores	Term Loan	Prime plus 2.75%	2/5/2026	25.9	25.9	27.7	0.01%
Gill Express Inc. dba American Eagle Truck Wash 12200 N. Holland Oklahoma City OK 73131	Repair and Maintenance	Term Loan	Prime plus 2.75%	1/5/2027	156.6	156.6	169.0	0.06%
Head To Toe Personalized Pampering, Inc. 2331 North State Road 7 Lauderhill FL 33313	Personal and Laundry Services	Term Loan	Prime plus 2.75%	1/27/2031	8.1	8.1	9.0	0.00%
Christopher F. Bohon & Pamela D. Bohon 11600 County Road 71 Lexington AL 35648	Social Assistance	Term Loan	Prime plus 2.75%	10/28/2026	2.7	2.7	2.9	0.00%

Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Principal	Cost	Fair Value	% of Net Assets
Mogas Limited 47 Chestnut Street Elmer NJ 08318	Gasoline Stations	Term Loan	Prime plus 2.75%	5/31/2030	$65.0	$65.0	$72.0	0.02%
Shree Om Lodging, LLC dba Royal Inn 2030 W. Northwest Hwy Dallas TX 75220-	Accommodation	Term Loan	Prime plus 2.75%	5/2/2030	57.6	57.6	63.8	0.02%
Pedzik’s Pets, LLC 762 River Road New Boston NH 03070	Support Activities for Agriculture and Forestry	Term Loan	Prime plus 2.75%	3/31/2030	8.0	8.0	8.8	0.00%
Nancy Carapelluci & A & M Seasonal Corner Inc. 1503 Hicksville Road Massapequa NY 11758	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	3/1/2025	11.3	11.3	12.0	0.00%
Patricia Hughes Jones, MD PC 5235 Walnut Street Philadelphia PA 19126	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	1/13/2020	1.4	1.4	1.5	0.00%
Moonlight Multi Media Production, Inc. 2700 West Cypress Creek Road Fort Lauderdale FL 33309	Other Information Services	Term Loan	5.3%	2/1/2025	2.0	2.0	2.0	0.00%
David M. Goens dba Superior Auto Paint & Body, Inc. 1912 Manhattan Ave Harvey LA 70058	Repair and Maintenance	Term Loan	6%	8/26/2024	13.4	13.4	13.1	0.00%
McCallister Venture Group, LLC and Maw’s Vittles, Inc. 511 South Broad Street Brooksville FL 34601	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	7/30/2029	10.3	10.3	11.3	0.00%
Chong Hun Im dba Kim’s Market 730 East 28th Street Ogden UT 84403-	Food and Beverage Stores	Term Loan	Prime plus 2.5%	2/27/2024	6.9	6.9	7.2	0.00%
Whirlwind Car Wash, Inc. 1370 Le Anne Marie Circle Columbus OH 43026	Repair and Maintenance	Term Loan	Prime plus 2%	4/9/2029	13.6	13.6	14.4	0.00%
Shuttle Car Wash, Inc. dba Shuttle Car Wash 745 Cheney Highway Ttitusville FL 32780	Repair and Maintenance	Term Loan	Prime plus 2.25%	11/10/2028	14.9	14.9	15.9	0.01%
Min Hui Lin 1916 Broad Street Lanett AL 36863-	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	1/30/2028	14.9	14.9	16.3	0.01%
Delta Partners, LLC dba Delta Carwash 5640 Indian Crest Lane Olympia WA 98516	Repair and Maintenance	Term Loan	Prime plus 2.5%	4/5/2029	37.1	37.1	40.3	0.01%
Auto Sales, Inc. 1925 State Street Hamden CT 06417	Motor Vehicle and Parts Dealers	Term Loan	6%	8/17/2023	5.5	5.5	5.4	0.00%
RAB Services, Inc. & Professional Floor Installations 110 Gainsboro Circle Chesapeake VA 23320	Specialty Trade Contractors	Term Loan	Prime plus 2.5%	1/31/2023	4.7	4.7	4.9	0.00%
Taste of Inverness, Inc. dba China Garden 1314 US Highway 41 North Inverness FL 34450	Food Services and Drinking Places	Term Loan	Prime plus 2%	6/29/2025	6.9	6.9	7.2	0.00%
Ralph Werner dba Werner Transmission Inc 259 East Central Avenue Bangor PA 18013	Gasoline Stations	Term Loan	Prime plus 2.75%	12/29/2021	1.4	1.4	1.4	0.00%

Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Principal	Cost	Fair Value	% of Net Assets
Robin C. & Charles E. Taylor & Brigantine Aquatic Center LLC 3118 Bayshore Avenue Brigantine NJ 08203	Amusement, Gambling, and Recreation Industries	Term Loan	6%	9/14/2023	$27.1	$27.1	$26.7	0.01%
OrthoQuest, P.C. 2336 Wisteria Drive, Suite 430 Snellville GA 30078	Ambulatory Health Care Services	Term Loan	Prime plus 2%	3/12/2022	2.4	2.4	2.5	0.00%
Track Side Collision & Tire, Inc. 98-16 160 Avenue Ozone Park NY 11414	Plastics and Rubber Products Manufacturing	Term Loan	Prime plus 2.75%	6/16/2025	3.9	3.9	4.1	0.00%
Deesha Corporation, Inc. dba Best Inn & Suites 9225 Parkway East Birmingham AL 35206	Accommodation	Term Loan	Prime plus 2.25%	2/14/2025	21.3	21.3	22.2	0.01%
Maruti, Inc 1506 280 By-Pass Phenix City AL 36867	Accommodation	Term Loan	Prime plus 2.25%	11/25/2024	19.5	19.5	20.3	0.01%
Randall D. & Patricia D. Casaburi dba Pat’s Pizzazz 386 Winsted Road Torrington CT 06790	Furniture and Home Furnishings Stores	Term Loan	Prime plus 2.75%	3/13/2023	4.9	4.9	5.1	0.00%
Gain Laxmi, Inc. dba Super 8 Motel 14341 U.S. Highway 431 South Gunterville AL 35976	Accommodation	Term Loan	Prime plus 2.25%	5/31/2023	14.0	14.0	14.5	0.00%
Naseeb Corporation 1696 North Broad Street Meriden CT 06450	Accommodation	Term Loan	Prime plus 2.25%	3/31/2024	22.0	22.0	22.9	0.01%
Stillwell Ave Prep School 1990 Stillwell Avenue Brooklyn NY 11214-	Social Assistance	Term Loan	Prime plus 2.75%	1/14/2023	4.3	4.3	4.5	0.00%
Karis, Inc. 205 W Madison and 716 Park Avenue Baltimore MD 21201	Accommodation	Term Loan	Prime plus 2%	12/22/2023	9.9	9.9	10.2	0.00%
Five Corners, Ltd. 310-312 Neighborhood Road Mastic Beach NY 11951	Gasoline Stations	Term Loan	Prime plus 2.75%	12/11/2019	1.2	1.2	1.3	0.00%
Alyssa Corp dba Knights Inn 1105 Columbus Parkway Opelika AL 36801	Accommodation	Term Loan	Prime plus 2.25%	9/30/2023	35.5	35.5	36.8	0.01%
Bhailal Patel dba New Falls Motel 201 Lincoln Highway Fairless Hills PA 19030	Accommodation	Term Loan	Prime plus 2.75%	3/27/2023	2.2	2.2	2.3	0.00%
Pegasus Automotive, Inc. 3981 Hylan Boulevard Staten Island NY 10308	Gasoline Stations	Term Loan	Prime plus 2.75%	12/23/2022	6.6	6.6	6.9	0.00%
Delyannis Iron Works 91 Summer Street Paterson NJ 07510	Fabricated Metal Product Manufacturing	Term Loan	6%	12/8/2022	3.9	3.9	3.8	0.00%
P. Agrino, Inc. dba Andover Diner 193 Main Street Andover NJ 07860	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	7/18/2021	4.7	4.7	4.8	0.00%
Total Performing SBA Unguaranteed Investments					$331,752.1	$331,752.1	$344,457.4	117.96%

Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Principal	Cost	Fair Value	% of Net Assets
Non-Performing SBA Unguaranteed Investments
*200 North 8th Street Associates LLC and Enchanted Acres Fa 200 North 8th Street Reading PA 19601	Food Manufacturing	Term Loan	6.25%	5/4/2028	$469.3	$469.3	$351.2	0.12%
*A & A Auto Care LLC 11 Old York Road Bridgewater NJ 08807	Repair and Maintenance	Term Loan	7.5%	3/9/2026	10.4	10.4	4.5	0.00%
*A & A Auto Care, LLC d/b/a A & A Auto Care, LLC 11 Old York Road BridgeWater NJ 18807	Repair and Maintenance	Term Loan	7.25%	8/12/2036	88.0	88.0	86.7	0.03%
*Acton Hardware LLC and Mark Allgood & Jamie Allgood 31814 Crown Valley Rd Acton CA 93510	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	3/24/2041	478.2	478.2	305.2	0.10%
*Alive Design, LLC 234 Middle Street Middletown CT 06457	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	3/13/2027	17.0	17.0	14.8	0.01%
*Amboy Group, LLC dba Tommy’s Moloney’s 1 Amboy Avenue Woodbridge NJ 07095	Food Manufacturing	Term Loan	7%	6/24/2025	369.9	369.9	353.8	0.12%
*American Reclamation LLC 3600 Wetzel Street Wheeling WV 26003	Furniture and Related Product Manufacturing	Term Loan	8%	11/1/2027	7.2	7.2	6.5	0.00%
*Anderson Farms Inc 271 West Highway 30 Burley ID 83318	Truck Transportation	Term Loan	7.5%	12/22/2027	1,170.1	1,170.1	963.5	0.33%
*Arclay ,LLC 49 Geyser Road Suite 100 Saratoga Springs NY 12866	Nonmetallic Mineral Product Manufacturing	Term Loan	Prime plus 2.75%	5/5/2030	137.1	137.1	132.9	0.05%
*Auto Shine Carwash Inc and AKM R. Hossain and Jessica F. Masud 2646 South Road Poughkeepsie NY 12601	Gasoline Stations	Term Loan	7.75%	9/26/2024	15.7	15.7	15.2	0.01%
*AVM LLC dba Luv 2 Play 302 Cooley Street, Unit 21 Springfield MA 01128	Social Assistance	Term Loan	Prime plus 2.75%	6/1/2028	26.1	26.1	17.6	0.01%
*AWA Fabrication & Construction, L.L.C. 811 Country Road #99 Headland AL 36345	Fabricated Metal Product Manufacturing	Term Loan	6%	4/30/2025	34.4	34.4	1.3	0.00%
*B & J Manufacturing Corporation and Benson Realty Trust 55 Constitution Drive Taunton MA 02780	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2%	3/30/2021	11.0	11.0	10.5	0.00%
*B and J Catering Inc dba Culinary Solutions 2201 South Federal Highway Boynton Beach FL 33435	Food Services and Drinking Places	Term Loan	7%	8/27/2040	532.9	532.9	501.4	0.17%
*B&B Fitness and Barbell, Inc. dba Elevations Health Club Route 611 North Scotrun PA 18355	Amusement, Gambling, and Recreation Industries	Term Loan	6%	6/22/2035	200.7	200.7	130.5	0.04%
*Baker Sales, Inc. d/b/a Baker Sales, Inc. 60207 Camp Villere Road Slidell LA 70460-4223	Nonstore Retailers	Term Loan	6%	3/29/2036	177.4	177.4	84.7	0.03%
*Fieldstone Quick Stop LLC(OC) Barber Investments LLC (EPC) Thadius M B 190 Route 3 South China ME 04358	Gasoline Stations	Term Loan	6%	9/30/2038	400.4	400.4	37.6	0.01%

Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Principal	Cost	Fair Value	% of Net Assets
*Barber Investments LLC and Fieldstone Quickstop LLC and Maine Dollar D 190 Rt 3 South China ME 04358	Gasoline Stations	Term Loan	6.25%	8/15/2039	$146.3	$146.3	$—	—%
*Bear Creek Entertainment LLC dba The Woods at Bear Creek 3510 Bear Creek Road Franklinville NY 14737	Accommodation	Term Loan	Prime plus 2.75%	8/12/2041	1,608.1	1,671.1	424.4	0.15%
*Bear Creek Entertainment, LLC dba The Woods at Bear Creek 3510 Bear Creek Road Franklinville NY 14737	Accommodation	Term Loan	7.25%	12/30/2024	85.4	85.4	81.5	0.03%
*Bebos Inc dba Pizza Hut & Sunoco 2003 West 5th Street Clifton TX 76634	Gasoline Stations	Term Loan	7.75%	3/28/2028	214.1	214.1	103.9	0.04%
*Bike Slug Holdings Inc 1050 Bedford Avenue Brooklyn NY 11205	Repair and Maintenance	Term Loan	Prime plus 2.75%	12/28/2028	8.9	8.9	—	—%
*Bike Slug, LLC, Bike Slug Holdings Inc. and Seven Rivers Group ,LLC 1050 Bedford Avenue Brooklyn NY 11205	Repair and Maintenance	Term Loan	Prime plus 2.75%	2/17/2027	17.0	17.0	2.7	0.00%
*Bobcatt Solutions, LLC 12901 Gearhart Road Greencastle PA 17225	Specialty Trade Contractors	Term Loan	8%	11/8/2027	17.4	17.4	16.6	0.01%
*Bone Bar & Grill LLC 3547 &3551 Philipsburg Bigler Hwy West Decatur PA 16878	Food Services and Drinking Places	Term Loan	7%	6/30/2042	73.4	73.4	58.7	0.02%
*Brandywine Picnic Park, Inc. and B.Ross Capps & Linda Capps 690 South Creek Road West Chester PA 19382	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	3/30/2031	179.3	179.3	168.3	0.06%
*Calhoun Satellite Communications Inc and Transmission Solutions Group 1914 Tigertail Blvd Dania FL 33004	Broadcasting (except Internet)	Term Loan	6.75%	2/27/2025	724.2	724.2	—	—%
*Calhoun Satellite Communications, Inc. 1914 Tigertail Boulevard Dania Beach FL 33004	Telecommunications	Term Loan	7%	12/2/2026	189.1	189.1	40.6	0.01%
*Capstone Pediatrics PLLC and Capstone Healthcare Consulting LLC 310 25th Ave N. Street Ste. 201 Nashville TN 37203	Ambulatory Health Care Services	Term Loan	7.75%	5/15/2025	556.4	556.4	324.6	0.11%
*Carl R. Bieber, Inc. dba Bieber Tourways/Bieber Transportation/Bieber 320 Fair Street Kutztown PA 19530	Transit and Ground Passenger Transportation	Term Loan	7.5%	9/30/2027	573.2	573.2	546.7	0.19%
*Central Ohio Cleaners Inc 850 S. Main Street, Suite B Delphos OH 45833	Personal and Laundry Services	Term Loan	7%	6/13/2024	90.5	90.5	4.3	0.00%
*Chickamauga Properties, Inc., MSW Enterprises, LLP 214 Sutherland Way Rocky Face GA 30740	Amusement, Gambling, and Recreation Industries	Term Loan	6.25%	12/22/2035	59.0	59.0	58.1	0.02%
*Chickamauga Properties, Inc. and MSW Enterprises, LLP 214 Sutherland Way Rocky Face GA 30740	Amusement, Gambling, and Recreation Industries	Term Loan	6.25%	10/19/2022	43.5	43.5	—	—%

Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Principal	Cost	Fair Value	% of Net Assets
*Clark Realty LLC 4 Walker Way Albany NY 12205	Real Estate	Term Loan	Prime plus 2.75%	8/29/2041	$73.3	$73.3	$65.8	0.02%
*Clark Realty LLC 15 Old Loudon Road Colonie NY 12110	Real Estate	Term Loan	Prime plus 2.75%	9/15/2027	58.6	58.6	—	—%
*CLU Amboy, LLC (EPC) and Amboy Group, LLC (OC) dba Tommy Moloney’s One Amboy Avenue Woodbridge NJ 07095	Food Manufacturing	Term Loan	7%	12/27/2023	462.3	462.3	426.0	0.15%
*CM Lab Inc 20861 Johnson Street 117-118 Pembroke Pines FL 33029	Professional, Scientific, and Technical Services	Term Loan	6.75%	5/20/2026	166.1	166.1	110.4	0.04%
*Colts V LLC and Nowatzke Service Center, Inc dba Nowatzke Truck & Trai 6900 Whitmore Lake Rd Whitmore Lake MI 48189	Repair and Maintenance	Term Loan	6.75%	9/26/2039	553.3	553.3	519.5	0.18%
*Custom Software, Inc. a Colorado Corporation dba M-33 Access 380 E. Borden Road Rose City MI 48654	Professional, Scientific, and Technical Services	Term Loan	6.25%	6/17/2021	253.7	253.7	226.1	0.08%
*Custom Software, Inc. a Colorado Corporation dba M-33 Access 380 E. Borden Rd Rose City MI 48654	Broadcasting (except Internet)	Term Loan	6.25%	4/30/2022	94.3	94.3	—	—%
*D&G Capital LLC dba Miami Grill 277 2521 North Federal Highway, Unit C Boca Raton FL 33431	Food Services and Drinking Places	Term Loan	6.5%	12/16/2025	46.2	46.2	13.9	0.00%
*Demand Printing Solutions, Inc 3900 Rutledge Road NE Albuquerque NM 87109	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	10/29/2034	114.3	114.3	107.3	0.04%
*Demand Printing Solutions, Inc. 3900 Rutledge Road NE Albuquerque NM 87109	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	12/12/2019	1.6	1.6	1.5	0.00%
*Demand Printing Solutions, Inc. and MLM Enterprises, LLC d/b/a Demand 3900 Rutledge Road NE Albuquerque NM 87109	Printing and Related Support Activities	Term Loan	8%	5/27/2021	5.5	5.5	5.2	0.00%
*MLM Enterprises LLC and Demand Printing Solutions Inc 3900 Rutledge Road NE Albuquerque NM 87109	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	11/18/2024	50.2	50.2	47.1	0.02%
*Demand Printing Solutions Inc 3900 Rutledge Road NE Albuquerque NM 87109	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	12/15/2027	17.0	17.0	15.9	0.01%
*Demand Printing Solutions Inc. 3900 Rutledge Road NE Albuquerque NM 87109	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	3/16/2026	17.8	17.8	16.8	0.01%
*Demand Printing Solutions Inc. 3900 Rutledge Rd NE Albuquerque NM 87109	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	5/25/2027	199.2	199.2	76.3	0.03%
*Dr. Richard Rolle JR, PLLC dba Rolle Oral & Facial Surgery PLLC 1515 Shopton Road Charlotte NC 28217	Ambulatory Health Care Services	Term Loan	7.5%	9/29/2042	869.9	869.9	599.0	0.21%

Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Principal	Cost	Fair Value	% of Net Assets
*Dr. Richard R. Rolle, Jr., PLLC dba Rolle Oral & Facial Surgery 9615 Caldwell Commons Circle, Ste. B Cornelius NC 28031	Ambulatory Health Care Services	Term Loan	7.5%	12/18/2027	$122.3	$122.3	$—	—%
*Driven Warehouse/Distribution LLC 271 East North Avenue Glendale IL 60139	Truck Transportation	Term Loan	8%	12/22/2027	726.2	726.2	470.8	0.16%
*Driven Warehouse/Distribution LLC 271 East North Avenue Glendale IL 60139	Truck Transportation	Term Loan	Prime plus 2.75%	1/18/2028	129.0	129.0	—	—%
*DTM Parts Supply Inc. 31 Sageman St Mount Vernon NY 10550	Merchant Wholesalers, Durable Goods	Term Loan	7%	6/2/2025	54.8	54.8	53.1	0.02%
*DuCharme Realty LLC and DuCharme Enterprises LLC dba Specialty 1717 Highway 200 Noxon MT 59853	Wood Product Manufacturing	Term Loan	Prime plus 2.75%	2/2/2040	210.1	210.1	197.2	0.07%
*E & I Holdings, LP & PA Farm Products, LLC 1095 Mt Airy Road Stevens PA 17578	Food Manufacturing	Term Loan	6%	4/30/2030	4,705.2	4,820.9	2,782.5	0.95%
*Earth First Recycling LLC 400 Island Park Road Easton PA 18040	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	12/6/2027	72.8	72.8	68.4	0.02%
*Earth First Recycling, LLC and 191 Clark Road, LLC 400 Island Park Road Easton PA 18040	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	6/5/2027	338.0	338.0	317.4	0.11%
*Europlast Ltd 100 Industrial Lane Endeavor WI 53930	Plastics and Rubber Products Manufacturing	Term Loan	6%	9/26/2022	312.9	312.9	17.1	0.01%
*Europlast Ltd 100 Industrial Lane Endeavor WI 53930	Plastics and Rubber Products Manufacturing	Term Loan	6%	5/31/2023	73.4	73.4	—	—%
*Event Mecca LLC 141 South Waldron Lane Wynantskill NY 12198	Other Information Services	Term Loan	6%	4/10/2023	11.3	11.3	8.6	0.00%
*Evernook Valley Milk LLC 7448 Emmerson Road Everson WA 98247	Animal Production and Aquaculture	Term Loan	7.5%	8/31/2042	637.5	637.5	564.3	0.19%
*EZ Towing, Inc. 14710 Calvert Street Van Nuys CA 91411	Support Activities for Transportation	Term Loan	6%	1/31/2023	86.4	86.4	—	—%
*Ezzo Properties, LLC and Great Lakes Cleaning, Inc. 1405 Combermere Dr. Troy MI 48083	Administrative and Support Services	Term Loan	7.75%	12/20/2027	286.5	286.5	59.0	0.02%
*New Image Building Services, Inc. dba New Image Repair Services 1405 Combermere Dr. Troy MI 48083	Repair and Maintenance	Term Loan	7.75%	8/23/2037	251.5	251.5	165.9	0.06%
*New Image Building Services Inc. dba New Image Repair Services; The Ma 1405 Combermer Dr. Troy MI 48083	Repair and Maintenance	Term Loan	7.75%	10/29/2023	197.1	197.1	—	—%
*New Image Building Services, Inc. dba The Maids serving Oakland and Ma 320 Church Street Mount Clemens MI 48043	Administrative and Support Services	Term Loan	7.75%	1/19/2026	67.8	67.8	—	—%

Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Principal	Cost	Fair Value	% of Net Assets
*New Image Building Services, Inc.dba The Maids Servicing Oakland &Maco 1405 Combermere Drive Troy MI 48083	Administrative and Support Services	Term Loan	7.75%	12/21/2026	$39.0	$39.0	$—	—%
*New Image Building Services, Inc. 1405 Combermere Drive Troy MI 48083	Administrative and Support Services	Term Loan	7.75%	5/18/2027	138.9	138.9	—	—%
*Farec, Inc 30250 W Nine Mile Road Farmington MI 48336	Amusement, Gambling, and Recreation Industries	Term Loan	7.5%	12/29/2042	259.4	259.4	248.3	0.09%
*Galaforo Construction and Companies LLC 1770 Stumpf Boulevard Terrytown LA 70056	Construction of Buildings	Term Loan	7.5%	12/15/2042	207.8	207.8	201.4	0.07%
*Galaforo Construction LLC and Paul M Galaforo, Jr. 1770 Stumpf Boulevard Terrytown LA 70056	Construction of Buildings	Term Loan	7.5%	12/15/2027	329.0	329.0	135.7	0.05%
*Gino Italian American Deli and Meat Market Inc 5729 Johnson St Hollywood FL 33021	Food and Beverage Stores	Term Loan	7%	7/25/2041	119.9	119.9	102.1	0.03%
*Grand Manor Realty, Inc. & Kevin LaRoe 318 S. Halsted Street Chicago IL 60661	Real Estate	Term Loan	6%	2/20/2023	19.0	19.0	17.8	0.01%
*Green Country Filter Manufacturing LLC 1415 S. 70th E Avenue Tulsa OK 74112	Miscellaneous Manufacturing	Term Loan	Prime plus 2.75%	4/27/2026	68.3	68.3	55.4	0.02%
*Groundworks Unlimited LLC 50 Telfair Place Garden City GA 31415	Specialty Trade Contractors	Term Loan	6%	12/17/2023	8.8	8.8	8.5	0.00%
*Guzman Group,LLC 2465 W 80th Street Hialeah FL 33016	Rental and Leasing Services	Term Loan	6%	9/30/2019	173.8	173.8	2.5	0.00%
*Hagerstown Muffler, Inc. and JMS Muffler, Inc 1390 Dual Highway Hagerstown MD 21740	Repair and Maintenance	Term Loan	Prime plus 2.75%	9/24/2040	311.5	311.5	292.5	0.10%
*Harrelson Materials Management,Inc 1101 Russell Road Shreveport LA 71107	Waste Management and Remediation Services	Term Loan	6%	6/24/2021	465.2	465.2	24.6	0.01%
*Hartford Cardiology Group LLC and Ideal Nutrition of Connecticut LLC 345 North Main Street West Hartford CT 06117	Ambulatory Health Care Services	Term Loan	6.25%	6/30/2026	462.5	462.5	—	—%
*Hascher Gabelstapler Inc 80 Cole Avenue Akron OH 44301	Repair and Maintenance	Term Loan	7%	3/26/2024	96.1	96.1	53.0	0.02%
*HG Ventures, Inc. 100 Phoenix Drive Finleyville PA 15332	Truck Transportation	Term Loan	7.5%	3/9/2028	120.9	120.9	93.0	0.03%
*HG Ventures, Inc. dba Diamond Head Trucking 100 Phoenix Drive Finleyville PA 15332	Truck Transportation	Term Loan	7.5%	6/29/2030	897.0	897.0	693.8	0.24%
*Home Again Restaurant LLC 9524 Camp Lake Rd Salem WI 53168	Food Services and Drinking Places	Term Loan	6.25%	6/30/2040	0.4	0.4	0.4	0.00%
*Hurshell Leon Dutton dba High Jump Party Rentals 157 East Concho Avenue San Angelo TX 76903	Rental and Leasing Services	Term Loan	Prime plus 2.75%	11/30/2025	13.6	13.6	13.4	0.00%

Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Principal	Cost	Fair Value	% of Net Assets
*Ian Winterbotham dba Furnishing America 301 E Stevens Ave Santa Ana CA 92707	Furniture and Home Furnishings Stores	Term Loan	8%	11/17/2027	$87.7	$87.7	$—	—%
*InformationTelevision Network Inc 6650 Park of Commerce Blvd Boca Raton FL 33487	Motion Picture and Sound Recording Industries	Term Loan	7.5%	9/22/2041	823.0	823.0	784.9	0.27%
*J And G Group Services LLC and United Vending of Florida Inc and John 14240 Palmetto Frontage Road Miami Lakes FL 33016	Merchant Wholesalers, Nondurable Goods	Term Loan	7.25%	7/28/2026	29.6	29.6	29.1	0.01%
*J Harris Trucking LLC 2040 5 1/2 Mile Road Racine WI 53402	Truck Transportation	Term Loan	7.25%	5/19/2027	18.7	18.7	8.2	0.00%
*J Harris Trucking, LLC 2040 5 1/2 Mile Road Racine WI 53402	Truck Transportation	Term Loan	7.25%	5/13/2026	38.1	38.1	34.6	0.01%
*J Olson Enterprises LLC and Olson Trucking Direct, Inc. 311 Ryan St Holmen WI 54636	Truck Transportation	Term Loan	6%	6/28/2025	628.4	628.4	45.5	0.02%
*Jacksonville Beauty Institute Inc. dba Beauty Institute’s 5045 Soutel Drive #80 Jacksonville FL 32208	Educational Services	Term Loan	7%	10/23/2025	9.4	9.4	—	—%
*Jenny’s Wunderland, Inc. 3666 East 116th Cleveland OH 44105	Social Assistance	Term Loan	6%	6/29/2036	98.8	98.8	9.7	0.00%
*Juliador Resources LLC DBA Cue Hair Salon and Skin Care 2901 West Coast Highway,Suite 110 Newport Beach CA 92663	Personal and Laundry Services	Term Loan	7.25%	5/24/2027	21.9	21.9	19.8	0.01%
*Kantz LLC and Kantz Auto LLC dba Kantz’s Hometown Auto 200 West Adams St Cochranton PA 16314	Motor Vehicle and Parts Dealers	Term Loan	6.25%	10/29/2039	11.1	11.1	8.1	0.00%
*Kids at Heart,LLC dba Monster Mini Golf 10 Newbury Street Danvers MA 01923	Amusement, Gambling, and Recreation Industries	Term Loan	6.75%	9/22/2026	20.2	20.2	15.5	0.01%
*Knowledge First Inc dba Magic Years of Learning and Kimberly Knox 575 North Harris St Athens GA 30601	Social Assistance	Term Loan	8%	3/21/2039	133.3	133.3	125.1	0.04%
*Kostekos Inc dba New York Style Pizza 10 South King Street Gloucester NJ 08030	Food Services and Drinking Places	Term Loan	8%	2/6/2040	61.9	61.9	34.2	0.01%
*Krishna of Orangeburg, Inc. 826 John C. Calhoun Drive Orangeburg SC 29115	Accommodation	Term Loan	6%	2/20/2032	10.3	10.3	5.5	0.00%
*Kup’s Auto Spa Inc 121 Marktree Road Centereach NY 11720	Repair and Maintenance	Term Loan	6.25%	11/15/2038	70.5	70.5	32.6	0.01%
*Kup’s Auto Spa, Inc. 121 Marktree Road Centereach NY 11720	Repair and Maintenance	Term Loan	6.25%	10/23/2025	54.7	54.7	—	—%
*L.M. Jury Enterprises, Inc dba Midwest Monograms 2537 Baumgartner Road St Louis MO 63129	Textile Product Mills	Term Loan	7.25%	10/28/2025	60.6	60.6	9.4	0.00%
*LA Diner Inc dba Loukas L A Diner 3205 Route 22 East Branchburg NJ 08876	Food Services and Drinking Places	Term Loan	7.25%	9/28/2037	617.8	617.8	589.3	0.20%
*Las Casuelas Del Este Inc. 78-480 Hwy 111 La Quinta CA 92253	Food Services and Drinking Places	Term Loan	7%	9/29/2041	253.4	253.4	—	—%

Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Principal	Cost	Fair Value	% of Net Assets
*Lowgap Grocery & Grill LLC 8773 West Pine Street Lowgap NC 27024	General Merchandise Stores	Term Loan	7.25%	3/24/2041	$48.0	$48.0	$40.3	0.01%
*M & H Pine Straw Inc and Harris L. Maloy 526 Perry House Rd Fitzgerald GA 31750	Merchant Wholesalers, Nondurable Goods	Term Loan	7.5%	3/21/2023	197.4	197.4	57.9	0.02%
*M & H Pine Straw, Inc and Harris L. Maloy 526 Perry House Rd Fitzgerald GA 31750	Support Activities for Agriculture and Forestry	Term Loan	6%	4/30/2020	54.2	54.2	51.7	0.02%
*M & H Pine Straw, Inc.and Harris Maloy 526 Perry House Rd Fitzgerald GA 31750	Support Activities for Agriculture and Forestry	Term Loan	7.5%	7/10/2020	27.4	27.4	19.7	0.01%
*M & H Pinestraw, Inc. and Harris L. Maloy 526 Perry House Rd Fitzgerald GA 31750	Merchant Wholesalers, Nondurable Goods	Term Loan	7.5%	12/15/2021	133.8	133.8	48.3	0.02%
*M and C Renovations Inc 3951 Lorna Road Birmingham AL 35244	Construction of Buildings	Term Loan	6.25%	10/31/2024	12.8	12.8	8.2	0.00%
*Mariam Diner Inc dba Country Kitchen Restaurant 17393 Main Street Hesperia CA 92345	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/18/2026	42.8	42.8	24.3	0.01%
*Matchless Transportation LLC dba First Class Limo 31525 Aurora Road # 5 Solon OH 44139	Transit and Ground Passenger Transportation	Term Loan	6.25%	8/3/2022	121.4	121.4	98.5	0.03%
*Medeiros Holdings Inc dba Outdoor Lighting Perspectives of the Triad 780 S Peace Haven Road Winston Salem NC 27103	Electrical Equipment, Appliance, and Component Manufacturing	Term Loan	7%	11/25/2025	19.6	19.6	13.1	0.00%
*Mojo Brands Media, LLC 3260 University Blvd., Suite 100 Winter Park FL 32792	Broadcasting (except Internet)	Term Loan	6%	8/28/2023	725.0	725.0	335.5	0.11%
*Morris Glass and Construction Inc 40058 Highway 30 Astoria OR 97103	Specialty Trade Contractors	Term Loan	15%	10/1/2023	437.3	437.3	418.3	0.14%
*Nelson Sargsyan dba HDA Trucking 11026 Ventura Blvd # 7 Studio City CA 91604	Support Activities for Transportation	Term Loan	7.75%	6/16/2025	100.8	100.8	65.1	0.02%
*Nowatzke Service Center Inc dba Nowatzke Truck and Trailer 6900 Whitmore Lake Rd Whitmore Lake MI 48189	Repair and Maintenance	Term Loan	7%	1/29/2026	96.9	96.9	34.1	0.01%
*Olsen Bros. Transportation, Inc. & Golden Spike Leasing, LLC 2520 Pennsylvania Avenue Ogden UT 84401	Truck Transportation	Term Loan	Prime plus 2.75%	6/20/2028	603.5	603.5	275.0	0.09%
*Paragon Fabricators Inc, Paragon Field Services, Inc and Paragon Globa 412 and 500 Main Street La Marque TX 77568	Heavy and Civil Engineering Construction	Term Loan	7%	9/28/2026	571.2	571.2	26.7	0.01%
*Paragon Global, LLC and Paragon Fabricators Inc and Paragon Field Serv 412 and 500 Main Street La Marque TX 77568	Heavy and Civil Engineering Construction	Term Loan	7%	9/28/2041	110.1	110.1	105.0	0.04%
*Peckett’s Inc 5643 Round Lake Road Apopka FL 32712	Crop Production	Term Loan	7%	7/27/2041	85.7	85.7	65.0	0.02%
*Pooh’s Corner Realty LLC and Pooh’s Corner Inc 40 West Avon Rd Avon CT 06001	Social Assistance	Term Loan	7%	7/23/2040	100.3	100.3	98.7	0.03%

Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Principal	Cost	Fair Value	% of Net Assets
*Ramjay Inc. 85 S. Bragg Street Suite 303 Alexandria VA 22312	Transit and Ground Passenger Transportation	Term Loan	Prime plus 2.75%	1/13/2027	$389.4	$389.4	$322.3	0.11%
*RDT Enterprises LLC 2134 Helton Dr Florence AL 35630	Specialty Trade Contractors	Term Loan	7%	9/15/2027	136.9	136.9	79.4	0.03%
*RDT Enterprises, L.L.C. 2134 Helton Drive Florence AL 35630	Specialty Trade Contractors	Term Loan	7%	11/12/2025	19.6	19.6	—	—%
*RDT Enterprises, LLC 2134 Helton Drive Florence AL 35630	Specialty Trade Contractors	Term Loan	7%	12/31/2028	111.5	111.5	71.5	0.02%
*Route 130 SCPI Holdings LLC (EPC) Route 130 SCPI Operations LLC (OC) d 423-429 Route 156 Trenton NJ 08620	Food Services and Drinking Places	Term Loan	6.25%	9/30/2039	279.5	279.5	123.4	0.04%
*Scoler LLC dba Gold’s Gym 1225 Ritner Highway Carlisle PA 17013	Amusement, Gambling, and Recreation Industries	Term Loan	7.75%	4/29/2026	210.5	210.5	207.2	0.07%
*Scoville Plumbing & Heating Inc and Thomas P. Scoville 311 South Main Street Torrington CT 06790	Specialty Trade Contractors	Term Loan	6.75%	7/25/2022	32.1	32.1	26.1	0.01%
*SDA Holdings LLC and Les Cheveux Salon Inc 306 McClanahan Street Roanoke VA 24014	Personal and Laundry Services	Term Loan	7.5%	12/15/2040	108.5	108.5	106.8	0.04%
*Select Propane & Fuel Inc. and Select Fuel & Convenience LLC 3822 State Route 3 Red Bud IL 62278	Merchant Wholesalers, Nondurable Goods	Term Loan	7.5%	2/10/2030	592.5	592.5	108.5	0.04%
*Shaffer Automotive Repair, LLC 1485 North McQueen Rd #1 Gilbert AZ 85233	Repair and Maintenance	Term Loan	7%	5/24/2030	132.8	132.8	66.2	0.02%
*Shane M. Howell and Buck Hardware and Garden Center, LLC 1007 Lancaster Pike Quarryville PA 17566	Building Material and Garden Equipment and Supplies Dealers	Term Loan	7.5%	12/27/2038	113.4	113.4	87.2	0.03%
*Shivsakti, LLC dba Knights Inn 622 East Wythe Street Petersburg VA 23803	Accommodation	Term Loan	6.25%	12/20/2032	3.3	3.3	—	—%
*Smooth Grounds, Inc. 411 S. Belcher Rd., Unit #6 Clearwater FL 33765-3915	Food Services and Drinking Places	Term Loan	7.75%	12/31/2018	22.9	22.9	22.6	0.01%
*SNS of Central Alabama, LLC dba Steak N Shake dba Steak N Shake Bigl 180 Inverness Plaza Birmingham AL 35242	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/21/2026	45.2	45.2	43.8	0.01%
*Soregard Inc 605 Birch Drive Maquoketa IA 52060	Furniture and Related Product Manufacturing	Term Loan	7.5%	6/30/2041	158.9	158.9	80.5	0.03%
*Sourceco Limited Liability Company 17 Palmer Avenue West Long Branch NJ 07764	Merchant Wholesalers, Nondurable Goods	Term Loan	6.5%	12/17/2025	45.0	45.0	42.9	0.01%
*Sovereign Communications LLC 26 E 3 Mile Rd, Sault Sainte Marie MI 49783	Broadcasting (except Internet)	Term Loan	6.75%	2/7/2024	649.5	649.5	507.5	0.17%
*Stellar Environmental LLC 11581 Edmonston Road Beltsville MD 20705	Waste Management and Remediation Services	Term Loan	Prime plus 2.75%	3/18/2023	30.6	30.6	29.2	0.01%

Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Principal	Cost	Fair Value	% of Net Assets
*STK Ventures Inc dba JP Dock Service & Supply 12548 N State Highway 7 Climax Springs MO 65324	Specialty Trade Contractors	Term Loan	6%	5/9/2037	$31.6	$31.6	$11.5	0.00%
*Stormrider Inc dba Shirley’s Stormrider Inc 1335 N. Gable Road St. Hedwig TX 78152	Truck Transportation	Term Loan	7.25%	9/23/2025	53.1	53.1	—	—%
*Stormrider Inc dba Shirley’s Stormrider, Inc 1335 N Gable Road St Hedwig TX 78152	Truck Transportation	Term Loan	7.75%	11/25/2024	102.9	102.9	37.5	0.01%
*Street Magic Enterprise LLC 1700 E Bridge Street New Lisbon WI 93950	Gasoline Stations	Term Loan	7.75%	12/21/2027	86.3	86.3	16.2	0.01%
*Street Magic Enterprise LLC dba New Lisbon Travel Mart 1700 East Bridge Street New Lisbon WI 53950	Gasoline Stations	Term Loan	7.5%	11/7/2042	419.0	419.0	399.6	0.14%
*Suncrest Stone Products LLC 341 County Farm Road Ashburn GA 31714	Nonmetallic Mineral Product Manufacturing	Term Loan	7.25%	8/29/2041	635.4	635.4	531.7	0.18%
*Suncrest Stone Products LLC 341 County Farm Road Ashburn GA 31714	Nonmetallic Mineral Product Manufacturing	Term Loan	7.5%	8/29/2026	536.6	536.6	445.3	0.15%
*T and B Boots Inc dba Takken’s Shoes 670 Marsh Street San Luis Obispo CA 93401	Clothing and Clothing Accessories Stores	Term Loan	7%	3/31/2025	23.0	23.0	20.7	0.01%
*T and B Boots Inc dba Takken’s Shoes 72 South Main Street Templeton CA 93465	Clothing and Clothing Accessories Stores	Term Loan	7.25%	6/17/2026	204.5	204.5	—	—%
*T and B Boots Inc dba Takken’s Shoes 72 South Main Street Templeton CA 93465	Clothing and Clothing Accessories Stores	Term Loan	7.25%	12/7/2026	95.2	95.2	92.2	0.03%
*Tannehill Enterprises Inc dba Hobbytown USA Folsom 2761 East Bidwell St #400 Folsom CA 95630	Sporting Goods, Hobby, Musical Instrument, and Book Stores	Term Loan	7.75%	10/14/2025	71.1	71.1	44.3	0.02%
*Tarver-Henley Inc. and Tar-Hen LLC 2125 College Avenue Jackson AL 36545	Building Material and Garden Equipment and Supplies Dealers	Term Loan	7.75%	6/21/2042	314.6	314.6	219.9	0.08%
*The Delon Group LLC dba I Love Juice Bar 5250 Town Center Circle, #131 Boca Raton FL 33486	Food Services and Drinking Places	Term Loan	7%	5/12/2026	18.6	18.6	17.7	0.01%
*Tim’s Tire & Automotive Center, LLC 1213 Washington Road Thomson GA 30824	Support Activities for Transportation	Term Loan	7%	8/16/2026	410.2	410.2	—	—%
*The Woods at Bear Creek LLC and Bear Creek Entertainment LLC dba The 3510 Bear Creek Road Franklinville NY 14737	Accommodation	Term Loan	7%	9/29/2039	489.6	489.6	467.0	0.16%
*Thomas P. Scoville dba Scoville Plumbing & Heating, Inc. 311 South Main Street Torrington CT 16790	Specialty Trade Contractors	Term Loan	6.75%	11/16/2021	32.9	32.9	32.4	0.01%

Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Principal	Cost	Fair Value	% of Net Assets
*Transmission Solutions Group, Inc. and Calhoun Satellite Communicatio 1007 &1009 Old Route 119 Hunker PA 15639	Telecommunications	Term Loan	7%	12/2/2041	$141.3	$141.3	$66.8	0.02%
*Tri-State Remodeling & Investments, LLC 213 Assisiknoll Court Cincinnati OH 45238	Specialty Trade Contractors	Term Loan	7.5%	12/11/2025	10.3	10.3	7.4	0.00%
*TX Superior Communications, LLC 6223 Krempen Ave San Antonio TX 78233	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	3/19/2028	88.5	88.5	56.2	0.02%
*Vision Automotive LLC dba Vision Chrysler Jeep Dodge Ram of Defiance 20390 County RD 424 Defiance OH 43512	Motor Vehicle and Parts Dealers	Term Loan	7.5%	9/29/2029	295.3	295.3	186.4	0.06%
*Vision Collision Center LLC dba Integrity Auto Body & Vision Automoti 20502 County Road 424 Defiance OH 43512	Repair and Maintenance	Term Loan	7.5%	11/21/2027	349.2	349.2	—	—%
*Warner Family Restaurant LLC dba Burgerim 250 North Nova Road Ormond Beach FL 32174	Food Services and Drinking Places	Term Loan	8%	5/3/2028	20.1	20.1	2.8	0.00%
*Webb Eye Associates, PA 1720 S W W White Road San Antonio TX 78220	Ambulatory Health Care Services	Term Loan	7.25%	7/19/2027	71.2	71.2	29.0	0.01%
*Wilban LLC 454 US Highway 22 Whitehouse Station NJ 08889	Food Services and Drinking Places	Term Loan	7.5%	3/11/2026	93.2	93.2	88.9	0.03%
*Wilban LLC 454 US Highway 22 Whitehouse Station NJ 08889	Food Services and Drinking Places	Term Loan	7.25%	3/28/2039	402.7	402.7	298.6	0.10%
*Work of Heart Inc dba Little Nest Portraits 1000 Merdian Boulevard, Suite 112 Franklin TN 37067	Professional, Scientific, and Technical Services	Term Loan	7.5%	1/10/2028	5.2	5.2	5.1	0.00%
*Work of Heart Inc dba Little Nest Portraits 1000 Merdian Boulevard, Suite 112 Franklin TN 37067	Professional, Scientific, and Technical Services	Term Loan	7.5%	7/28/2027	47.1	47.1	$46.3	0.02%
Total Non-Performing Unguaranteed SBA Investments					$38,397.2	$38,575.9	$22,311.3	7.64%

Total Unguaranteed SBA Investments					$370,149.3	$370,328.0	$366,768.7	125.60%

Performing and Non-Performing SBA Guaranteed Investments
Matrix Z LLC 800 SW 21st Terrace Ft Lauderdale FL 33312	Nonmetallic Mineral Product Manufacturing	Term Loan	Prime plus 6.5%	2/27/2029	$12.5	$12.5	$13.8	0.00%
Danielle Vance LPC, LLC dba Danielle Vance MA, LPC 2543 Eliot Street Denver CO 80211	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	3/27/2029	32.3	32.3	35.6	0.01%
Cocomo Joe’s LLC 3949 New Road Youngstown OH 44515	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/28/2029	19.6	19.6	21.6	0.01%
Four Seasons Laser Center Inc. 4720 NW 2nd Ave Unit D104 and Unit D-105 Boca Raton FL 33498	Personal and Laundry Services	Term Loan	Prime plus 2.75%	3/28/2029	85.0	85.0	93.8	0.03%

Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Principal	Cost	Fair Value	% of Net Assets
Iredell Oral & Facial Surgery, P.C. dba Johnson Oral Surgery 229 Medical Park Road, Suite 310 Mooresville NC 28117	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	3/29/2044	$2,475.0	$2,475.0	$2,785.6	0.95%
Peak Performance Associates LLC dba Nova Hypnosis and Wellnes 1485 Chain Bridge Rd, Suite 304 & 305 McLean VA 22101	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	3/29/2029	180.0	180.0	198.6	0.07%
NuBe Business Group LLC 2140 44th St SE Grand Rapids MI 49508	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	3/29/2044	123.0	123.0	138.9	0.05%
Felipe Antonio Del Valle M.D. P.A. 7190 SW 87th Ave Suite 203 Miami FL 33173	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	3/29/2029	85.0	85.0	93.8	0.03%
Pizzaplex L3C 4458 West Vernor Hwy Detroit MI 48209	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/29/2029	134.3	134.3	148.2	0.05%
EJ & James Transport LLC 3100 Drewsky Lane Fort Mills SC 29715	Truck Transportation	Term Loan	Prime plus 2.75%	3/29/2029	53.6	53.6	59.1	0.02%
Key HR Associates, Inc dba Parents Choice for Kids 3150 West Park Drive Burnsville MN 55306	Social Assistance	Term Loan	Prime plus 2.75%	3/29/2044	1,361.3	1,361.3	1,536.9	0.53%
Knoxville Room Service 10670 Parkside Drive Knoxville TN 37922	Food and Beverage Stores	Term Loan	Prime plus 2.75%	3/29/2029	38.3	38.3	42.2	0.01%
Outtasight Careers, LLC dba Gecko Hospitality 109 W Fern Street Tampa FL 33604	Administrative and Support Services	Term Loan	Prime plus 2.75%	3/29/2029	156.0	156.0	172.2	0.06%
Turtle Shirts, LLC 10241 Metro Pkwy# 108 Ft Myers FL 33966	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	3/29/2029	161.3	161.3	177.9	0.06%
Pirate Cove Marina Inc, DRK Irrevocable Trust, BEK Irrevocable Trust, 109 Point Rd Portsmouth RI 02871	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	3/29/2044	2,981.3	2,981.3	3,353.9	1.15%
La Favorita Radio Network 4043 Geer Rd Hughson CA 95326	Broadcasting (except Internet)	Term Loan	Prime plus 2.75%	3/29/2029	1,125.0	1,125.0	1,240.6	0.42%
Paramount Dance Studios Inc. and Homestead Dance Supply 112 N Krome Avenue Homestead FL 33033	Educational Services	Term Loan	Prime plus 2.75%	10/14/2043	1,243.5	1,243.5	1,375.7	0.47%
Lou & Choo Enterprises Inc. 2101 West Hunting Park Avenue Philadelphia PA 19140	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/28/2044	101.4	101.4	114.5	0.04%
Metropolitan Solutions Inc. 1420 Chestnut Street Portsmouth VA 23704	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	4/30/2043	368.6	368.6	413.8	0.14%
Kneading Dough LLC dba NY Bagel Cafe & Deli,NY Bagle, New York Bagle,N 10287 Okeechobee Blvd #13 Royal Palm Beach FL 33411	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/23/2029	102.5	102.5	112.3	0.04%
*AVM LLC dba Luv 2 Play 302 Cooley Street, Unit 21 Springfield MA 01128	Social Assistance	Term Loan	Prime plus 2.75%	6/1/2028	78.2	78.2	85.2	0.03%
Bio-Haz Solutions, Inc. 23 Tonoli Road Nesquehoning PA 18240	Waste Management and Remediation Services	Term Loan	Prime plus 2.75%	5/29/2044	962.0	962.0	1,080.4	0.37%
Bio-Haz Solutions, Inc 23 Tonolli Road Nesquehoning PA 18240	Waste Management and Remediation Services	Term Loan	Prime plus 2.75%	3/29/2029	631.6	631.6	695.7	0.24%

Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Principal	Cost	Fair Value	% of Net Assets
National Stone LTD and NSI Group Inc 804-810 W Shady Grove Road Grand Prairie TX 75050	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	8/31/2044	$591.5	$591.5	$664.9	0.23%
Hackstaff Restaurants LLC 248 W 1st. Street Ste 201 Reno NV 89501	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	4/15/2029	312.5	312.5	344.7	0.12%
UK, LLC dba Pita Pit 20038 West Valley HWY Kent WA 98032	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/30/2029	134.4	134.4	148.3	0.05%
JP Dhillon’s Foods LLC 840 El Paseo de Saratoga San Jose CA 95130	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	5/1/2029	191.6	191.6	211.4	0.07%
Vancole Investments, Inc. dba Smoothie King #913 876 Virginia Avenue Hapeville GA 30354	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	5/7/2044	821.9	821.9	927.5	0.32%
Beau & HB Inc dba Beau’s Billiard, Bowling & Arcade 100 Village Road Port Lavaca TX 77979	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	3/16/2029	116.6	116.6	128.6	0.04%
Thames Aquatic Club, LLC 14 Iron Street Ledyard CT 06339	Educational Services	Term Loan	Prime plus 2.75%	7/21/2029	59.6	59.6	65.8	0.02%
JejoJesi Corp dba Dukunoo Jamaican Kitchen, Dunkunoo 316 NW 24th Street Miami FL 33180	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/19/2029	126.4	126.4	139.5	0.05%
Sheldon T Banks and Sheldon T Banks LLC dba Serenity Funeral chapel ll G-2340 West Carpenter Road Flint MI 48505	Personal and Laundry Services	Term Loan	Prime plus 2.75%	9/19/2044	182.9	182.9	206.4	0.07%
Healthy and Fresco LLC 21539 Village Lakes Shopping Center Drive Land of Lakes FL 34639	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/20/2029	103.4	103.4	114.1	0.04%
Accel Compression Inc.,Accel Workover Services Inc dba Mica Tool & Tur 4500 S Country Rd Odessa TX 79768	Rental and Leasing Services	Term Loan	Prime plus 2.75%	6/21/2044	374.6	374.6	422.9	0.14%
CMLCLEARWATERBEACH.LLC dba Cousins Maine Lobster 309 Coronado Drive Clearwater Beach FL 33767	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	4/11/2029	117.6	117.6	129.7	0.04%
Better Dayz PT, Inc. dba Physical Therapy Now 2804 NE 8th Street Ste 203-206 Homestead FL 33033	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	3/7/2029	63.1	63.1	69.7	0.02%
Shepherd Fitness, LLC dba Workout Anytime Ooltewah 9408 Apison Pike, Suite 11 Ooltewah TN 37363	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	5/8/2029	415.7	415.7	458.8	0.16%
M & M Burgers Inc dba Checkers 530 Willis Ave Bronx NY 10455	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	7/15/2029	222.1	222.1	245.1	0.08%
Mill Creek Early Childhood Program LLC 510 South Batavia Avenue Batavia IL 60510	Social Assistance	Term Loan	Prime plus 2.75%	6/11/2029	32.3	32.3	35.6	0.01%
Panetcarne Inc.dba Jersey Mike’s Subs Greenfield 23077 Greenfield Road Southfield MI 48075	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/15/2029	42.5	42.5	46.9	0.02%

Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Principal	Cost	Fair Value	% of Net Assets
Ocean Trans LLC and Dehal Trucking LLC 1415 W Anderson Street Stockton CA 95206	Truck Transportation	Term Loan	Prime plus 2.75%	3/27/2029	$150.0	$150.0	$165.5	0.06%
PA Sobol Partners LLC dba Sobal 206 Rohrerstown Rd Lancaster PA 17603	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	8/28/2029	63.8	63.8	70.4	0.02%

Total Performing and Non-Performing SBA Guaranteed Investments					$16,633.8	$16,633.8	$18,586.1	6.36%

Total SBA Unguaranteed and Guaranteed Investments					$386,783.1	$386,961.8	$385,354.8	131.97%

Controlled Investments

*Advanced Cyber Security Systems, LLC, 3880 Veterans Memorial Hwy. Suite 201 Bohemia, NY 11716	Data processing, hosting and related services.	50% Membership Interest	—%	—	$—	$—	$—	—%
		Term Loan	3%	December 2014	381.0	381.0	—	—%
*Automated Merchant Services, Inc. 12230 Forest Hill Blvd. Wellington, FL 33414	Data processing, hosting and related services.	100% Common Stock	—%	—	—	—	—	—%
CDS Business Services, Inc., 1981 Marcus Ave. Lake Success, NY 11042	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	100% Common Stock	—%	—	—	4,428.0	5,000.0	1.71%
		Line of Credit	Prime plus 2.5%	December 2019	5,000.0	5,000.0	5,000.0	1.71%
		Term Loan	10%	April 2020	525.0	525.0	525.0	0.18%
*Newtek Technology Solutions, Inc., 1904 W. Parkside Lane Phoenix, AZ 85027	Data processing, hosting and related services.	100% Common Stock	—%	—	—	8,384.0	7,000.0	2.40%
		Line of Credit	LIBOR plus 2.5%	November 2028	7,200.0	7,200.0	7,200.0	2.47%
*Newtek Insurance Agency, LLC,1981 Marcus Ave. Lake Success, NY 11042	Insurance Carriers and Related Activities	100% Membership Interest	—%	—	—	135.0	2,215.0	0.76%
*PMTWorks Payroll, LLC, 1981 Marcus Ave. Lake Success, NY 11042	Data processing, hosting and related services.	100% Membership Interest	—%	—	—	1,291.1	—	—%
		Term Loan	10%-12%	Various maturities through May 2020	2,685.0	2,685.0	—	—%
Small Business Lending, LLC, 1981 Marcus Ave. Lake Success, NY 11042	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	100% Membership Interest	—%	—	—	598.0	3,948.0	1.35%
*ADR Partners, LLC dba banc-serv Partners, LLC, 777 E. Main St., Westfield, IN 46074	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	100% Membership Interest	—%	—	—	7,041.2	—	—%
International Professional Marketing, Inc., 151 W. 30th Street, New York, NY 10001	Professional, Scientific, and Technical Services	100% Common Stock	—%	—	—	4,000.0	3,300.0	1.13%
		Line of Credit	Prime plus 0.5%	April 2019	300.0	300.0	300.0	0.10%

Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Principal	Cost	Fair Value	% of Net Assets
SIDCO, LLC, 151 W. 30th Street, New York, NY 10001	Professional, Scientific, and Technical Services	100% Membership Interest	—%	—	$—	$7,119.7	$7,500.0	2.57%
		Line of Credit	Prime plus 0.5%	July 2019	100.0	100.0	100.0	0.03%
Newtek Merchant Solutions, LLC, 1981 Marcus Ave. Lake Success, NY 11042	Data processing, hosting and related services.	100% Membership Interest	—%	—	—	16,438.0	116,250.0	39.81%
Mobil Money, LLC, 1981 Marcus Ave. Lake Success, NY 11042	Data processing, hosting and related services.	100% Membership Interest	—%	—	—	2,980.0	2,980.0	1.02%
Newtek Business Lending, LLC, 1981 Marcus Ave. Lake Success, NY 11042	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	100% Membership Interest	—%	—	—	6,063.0	9,063.0	3.10%
Newtek Conventional Lending, LLC, 1981 Marcus Ave. Lake Success, NY 11042	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	50% Membership Interest	—%	—	—	12.5	12.5	0.00%
Titanium Asset Management LLC, 1981 Marcus Ave. Lake Success, NY 11042	Administrative and Support Services	Term Loan	10%	Various maturities through March 2021	1,093.9	1,093.9	900.0	0.31%
		100% Membership Interest	—%	—	—	—	—	—%
*Excel WebSolutions, LLC, 888 East Brighton Ave. Syracuse, NY 13205	Data processing, hosting and related services.	Term Loan	10%	September 2020	159.2	159.2	—	—%
		50% Membership Interest	—%	—	—	—	—	—%
Total Controlled Investments					$17,444.1	$75,934.6	$171,293.5	58.66%

Non-Control/Affiliate Investments
EMCAP Loan Holdings, LLC, 1140 Reservoir Ave. Cranston, RI 02920	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	6.04% Membership Interest	—%	—	$—	$1,000.0	$1,000.0	0.34%

Investments in Money Market Funds
UBS Select Treasury Institutional Fund – 2.26% yield					$9.0	$9.0	$9.0	0.00%

Total Investments					$404,236.2	$463,905.4	$557,657.3	190.97%

____________

*        Denotes non-income producing security.

Set forth below is a brief description of each portfolio company in which we have made an investment that represents greater than 5.0% of total assets:

Newtek Merchant Solutions (NMS)

We currently hold a 100% interest in NMS, which, as of March 31, 2018, had a fair value of $116.25 million. NMS markets credit and debit card processing services, check approval services, processing equipment, and software. At December 31, 2018, Premier, a wholly-owned portfolio company that marketed credit and debit card processing services, check approval services, processing equipment, and software, merged into NMS. See “Business — Controlled Portfolio Companies — Newtek Merchant Solutions (NMS)” and the audited financial statements included elsewhere in this prospectus for more information.

MANAGEMENT

Our business and affairs are managed under the direction of our Board. Our Board elects our officers who serve at its discretion. Our Board has five members, two of whom are “interested persons” as defined in Section 2(a)(19) of the 1940 Act and three of whom are not interested persons, whom we refer to as our independent directors. The responsibilities of each director will include, among other things, the oversight of our investment activity, the quarterly valuation of our assets, and oversight of our financing arrangements. Our Board has also established an Audit Committee and a Compensation, Corporate Governance and Nominating Committee, and may establish additional committees in the future.

Directors and Executive Officers

As of April 30, 2019, our directors and executive officers are as set forth below. The address for each director and executive officer is c/o Newtek Business Services Corp., 1981 Marcus Avenue, Suite 130, Lake Success, New York 11042.

Name	Age	Position with Us	Director Since	Expiration of Term
Non-Independent Directors:
Barry Sloane(1)	59	Chairman, Chief Executive Officer and President	1999	2021
Peter Downs(4)	54	Director, Chief Lending Officer and President NSBF	2014	2021
Independent Directors:
Gregory Zink(2)(3)	62	Director	2017	2019
Richard J. Salute(2)(3)	72	Director	2015	2020
Salvatore F. Mulia(2)(3)	71	Director	2005	2020

____________

(1)      Mr. Sloane is not an Independent Director because he is our Chief Executive Officer and President.

(2)      Member of the Audit Committee.

(3)      Member of the Compensation, Corporate Governance and Nominating Committee.

(4)      Mr. Downs is not an Independent Director because he is our Chief Lending Officer and President of NSBF.

Executive Officers Who Are Not Directors

Name	Age	Position with Us
Christopher Towers	33	Executive Vice President and Chief Accounting Officer
Michael Schwartz	58	Chief Legal Officer, Chief Compliance Officer and Secretary

The following is a summary of certain biographical information concerning our directors and executive officers.

Non-Independent Directors

Barry Sloane.    Mr. Sloane has served as our Chairman and Chief Executive Officer since 1999 and as our President since 2008. Mr. Sloane founded Newtek in 1998 and has been an executive officer of each of the Company-sponsored certified capital companies beginning in 1999. In addition, in April 2015 Mr. Sloane became a director with AK Capital LLC (“AKC”), a securities brokerage company. From September 1993 through July 1995, Mr. Sloane was a Managing Director of Smith Barney, Inc. While there, he directed the Commercial and Residential Real Estate Securitization Unit, and he was national sales manager for institutional mortgage and asset backed securities sales. From April 1991 through September 1993, Mr. Sloane was founder and President of Aegis Capital Markets, a consumer loan origination and securitization business which was eventually taken public with the name of “Aegis Consumer Funding.” From October 1988 through March 1991, Mr. Sloane was Senior Vice President of Donaldson, Lufkin and Jenrette, where he was responsible for directing sales of mortgage-backed securities. From August 1982 to September 1988, Mr. Sloane was a senior mortgage security salesman and trader for Bear Stearns, L.F. Rothschild, E.F. Hutton and Paine Webber.

Mr. Sloane’s broad business and financial experience and his knowledge of the Company’s businesses have been of great value to the other members of the Board and qualify him to serve on our Board and as the Chairman of our Board.

Peter Downs.    Mr. Downs is the Company’s Chief Lending Officer and was appointed as director in connection with the Company’s conversion to a business development company on November 12, 2014. Mr. Downs joined the Company in 2003 and has been the President of NSBF and a member of the Risk Committee for NSBF. He has had primary responsibility for the development of the Company’s lending policies and procedures, portfolio and marketing, from its inception. Prior to joining Newtek in 2003, Mr. Downs spent sixteen years in various small business lending roles within the banking industry. From 1990 to 2001, he was employed with European American Bank (“EAB”), where he held various positions including New Business Development Officer for Small Business Lending and Group Manager of Retail Small Business Lending which encompassed the underwriting and servicing of the bank’s small business loan portfolio. Subsequent to EAB’s acquisition by Citibank, Mr. Downs ran the bank’s SBA lending portfolio in New York, and eventually was named the National Director of SBA lending, after which he was responsible for coordinating the bank’s SBA underwriting and sales efforts in all Citibank markets across the country. In addition to his banking experience, he has been involved in several non-profit small business advisory boards, and has been a member of the National Association of Government Guaranteed Lenders (NAGGL) Regional Technical Issues Committee.

Mr. Down’s history with the Company and extensive experience in the small business lending space, including SBA 7(a) lending, provides our Board with the valuable insight of an experienced lender.

Independent Directors

Gregory Zink.    From 1998 to date, Mr. Zink has been the principal of the Lowell Group, LLC, a management consulting firm which provides strategic, operational, marketing and financial consulting assistance to start-up, small and medium size businesses. In addition, since 1988 Mr. Zink has been the chief executive officer, chief financial officer and a director of NGJ Brand Solutions, an international distributor of commercial fitness equipment. Beginning in 2018, Mr. Zink has been the International Sales Director of Exigo, a U.K. manufacturer of commercial fitness equipment. Mr. Zink was an executive vice president of the Company from 2000 to 2005. Mr. Zink was also previously employed by Touche Ross/Deloitte Consulting, AT&T, and is a graduate of the General Electric Financial Management Program. Mr. Zink attended Pennsylvania State University and has an MBA from the Wharton School of Business at the University of Pennsylvania.

Mr. Zink’s professional experience provides a significant addition to the Board. Mr. Zink has many years of experience providing consulting and financial advice to small and medium sized businesses, provides a significant addition to the Board.

Richard J. Salute.    Mr. Salute served as Capital Markets and SEC Practice Director at J.H. Cohn and CohnReznick LLP from 2004 to 2014. Prior to that, he spent 29 years, from 1972 to 2001, at Arthur Andersen managing complex audits for public and private companies. During his tenure, he was responsible for providing clients with strategic planning services as well as consulting on corporate finance, mergers and acquisitions, and process evaluation. His clients included large multinational companies and entrepreneurial start-ups. In addition to his client responsibilities, he started three business lines for Arthur Anderson: the Enterprise Group (New York Metropolitan area), the Technology Practice (New York office) and the Bankruptcy and Corporate Recovery Practice (nationwide). More recently, Mr. Salute served as Chief Financial Officer of PAVmed Inc. from June 2014 to September 2015. Mr. Salute is a graduate of Adelphi University and a member of the American Institute of Certified Public Accountants and the New York State Society of Certified Public Accountants. Mr. Salute also has served as a director of Walker Innovation Inc. since May 2015.

Mr. Salute has more than 38 years of audit, accounting, and tax experience. These extensive audit, accounting, and tax experience and relationships with industry players are an asset to our Board. Mr. Salute’s expertise and experience also qualify him to serve as chairman of the Audit Committee and as the Audit Committee Financial Expert. Mr. Salute’s experience with SEC matters includes numerous initial public offerings and his experience representing publicly traded, as well as over-the-counter market traded, clients provides a significant addition to the Board.

Salvatore F. Mulia.    Prior to his retirement in 2017, Mr. Mulia was a financial advisor and principal at RTM Financial Services, Westport, CT, a firm he founded with his wife. RTM was involved in advising small businesses with an emphasis on leasing and lending advisory services since February 2003. From February 2001 to February 2003, Mr. Mulia was Executive Vice President of Pitney Bowes Capital Corp, Shelton, CT which was engaged in providing financial services to business customers. Prior to that, from 1980 to 1993, Mr. Mulia held senior management positions within General Electric’s Financial Services Division, GE Capital Corporation (“GECC”), and during that time, from 1980 through 1993 he was responsible for developing new products and business initiatives in financial services. During his tenure at GECC Mr. Mulia was a principal in GEVEST, GECC’s investment banking unit, where he headed syndication and led acquisition teams which acquired leasing companies including TransAmerica Leasing, Chase Manhattan’s leasing subsidiary and LeaseAmerica.

Mr. Mulia’s experience in the financial services industry, as well as his experience with smaller to mid-sized companies needing capital and debt and his understanding of these businesses provides a significant addition to our Board. His understanding of the dynamics of these businesses has been particularly helpful in addressing similar issues of the Company and this experience provides a significant addition to the Board.

Executive Officers Who Are Not Directors

Christopher Towers has served as Chief Accounting Officer of the Company since May 3, 2019 and previously served as Vice President of Financial Reporting of the Company since September 2014, with principal responsibility for financial reporting and the development and implementation of the Company’s accounting policies and practices. Mr. Towers is a NYS certified public accountant and previously worked in the corporate reporting group of Pall Corporation from January 2014 to September 2014 and practiced as a CPA for six years with PwC from April 2012 to January 2014 and CohnReznick, LLP (formerly J.H. Cohn, LLP) from October 2008 to March 2012, primarily in the audit of public and private entities. Mr. Towers is a member of the NYS Society of CPAs and the AICPA. Mr. Towers replaced Jennifer Eddelson, the Company’s former Chief Accounting Officer, who resigned from the Company effective May 3, 2019.

Michael Schwartz has served as Chief Legal Officer and Corporate Secretary since January 2015. In October 2015, Mr. Schwartz was appointed the Company’s Chief Compliance Officer. Previously, Mr. Schwartz was Senior Counsel to the Company since November 2013. Prior to joining the Company, Mr. Schwartz spent twenty-two years in private practice specializing in complex litigation in the fields of securities, mergers and acquisitions, corporate governance, commercial law, unfair employment practices, consumer protection and antitrust. Mr. Schwartz served on the Company’s Board from 2005 through 2009.

CORPORATE GOVERNANCE

Newtek’s Board and management are committed to responsible corporate governance to ensure that the Company is managed for the long-term benefit of its stockholders. To that end, the Board and management periodically review and update, as appropriate, the Company’s corporate governance policies and practices. In doing so, the Board and management review published guidelines and recommendations of institutional stockholder organizations and current best practices of similarly situated public companies. The Board and management also regularly evaluate and, when appropriate, revise the Company’s corporate governance policies and practices in accordance with the requirements of the Sarbanes-Oxley Act of 2002 and the rules and listing standards issued by the SEC and Nasdaq, where the Company’s Common Shares are listed and traded.

During the fiscal year ended December 31, 2018, the Board held a total of 20 meetings, the Audit Committee held 4 meetings and the Compensation, Corporate Governance and Nominating Committee held 2 meetings. Each director attended at least 90% of the total number of meetings of the Board and 100% of the meetings of all committees on which he served. All members of the Board make a diligent effort to attend all board and committee meetings, as well as the Annual Meeting of Stockholders. In 2018, all members of the Board attended the Annual Meeting of Stockholders.

Corporate Governance Policies

The Company has adopted corporate governance policies which are available at the Investor Relations page of www.newtekone.com (http://investor.newtekbusinessservices.com/corporate-governance.cfm). The corporate governance policies are also available in print to any stockholder who requests them. These policies were adopted by the Board, among other things, to best ensure that the Board is independent from management, that the Board adequately performs its function as the overseer of management and to help ensure that the interests of the Board and management align with the interests of the stockholders.

On an annual basis, each director and executive officer is obligated to complete a Directors’ and Officers’ Questionnaire which requires disclosure of any transactions with the Company in which the director or executive officer, or any member of his or her immediate family, have a direct or indirect material interest.

Committees of the Board of Directors

The Board currently has two standing committees: the Audit Committee and the Compensation, Corporate Governance and Nominating Committee. Each member of these committees is independent as defined by applicable Nasdaq and SEC rules. A brief description of each committee is included in this prospectus and each of the committees has a written charter approved by the Board, which is available the Investor Relations page of our website at www.newtekone.com.

Audit Committee.    The Board has established an Audit Committee established in accordance with the Exchange Act. The Audit Committee consists of Messrs. Salute, Mulia and Zink, none of whom are “interested persons” as defined in the 1940 Act, and operates pursuant to its written Charter. Mr. Salute serves as Chair of the Audit Committee and currently serves as the “audit committee financial expert,” as defined under applicable SEC rules. The Audit Committee is authorized to examine and approve the audit report prepared by the independent auditors of the Company, to review and select the independent auditors to be engaged by the Company, and to review the internal accounting controls and audit policies. In addition, the Board has determined that all members of the Audit Committee are “financially literate” as that term is defined by applicable Nasdaq and SEC rules.

Compensation, Corporate Governance and Nominating Committee.    The Board has established a Compensation, Corporate Governance and Nominating Committee. The Company’s Compensation, Corporate Governance and Nominating Committee consists of Messrs. Mulia, Salute and Zink, none of whom are “interested persons” as defined in the 1940 Act. Mr. Mulia currently serves as Chair of the Compensation, Corporate Governance and Nominating Committee. The Compensation, Corporate Governance and Nominating Committee evaluates the compensation and benefits of the directors, officers and employees, recommends changes, and monitors and evaluates employee performance. The Compensation, Corporate Governance and Nominating Committee is generally responsible for identifying corporate governance issues, creating corporate governance policies, identifying and recommending potential candidates for election to the Board, reviewing and approving conflicts of interest or related party transactions and reviewing executive and director compensation and performance.

The Compensation, Corporate Governance and Nominating Committee seeks candidates who possess the background, skills, and expertise to make a significant contribution to the Board, the Company, and its stockholders. In considering possible candidates for election as a director, the Compensation, Corporate Governance and Nominating Committee will take into account, in addition to such other factors as it deems relevant, the desirability of selecting candidates who:

•        Are of the highest character and integrity;

•        Are free of any conflict of interest;

•        Are willing and able to devote sufficient time to the affairs of the Company; and

•        Have the capacity and desire to represent the balance, best interests of the stockholders.

The Compensation, Corporate Governance and Nominating Committee has not adopted a formal policy with regard to the consideration of diversity in identifying director nominees. In determining whether to recommend a director nominee, the Compensation, Corporate Governance and Nominating Committee considers and discusses diversity, among other factors, with a view toward the needs of the Board as a whole. The Compensation, Corporate Governance and Nominating Committee generally conceptualizes diversity expansively to include, without limitation, concepts such as race, gender, national origin, differences of viewpoint, professional experience, education, skill and other qualities that contribute to the Board, when identifying and recommending director nominees. The Compensation, Corporate Governance and Nominating Committee believes that the inclusion of diversity as one of many factors considered in selecting director nominees is consistent with the Compensation, Corporate Governance and Nominating Committee’s goal of creating a Board that best serves the needs of the Company and the interest of its stockholders.

Director Independence and Executive Sessions

Nasdaq listing standards and Section 2(a)(19) of the 1940 Act require that a majority of the Board and every member of our Audit Committee and Compensation, Corporate Governance and Nominating Committee are “independent.” Our Board reviews the independence of its members annually.

The Board has determined that Messrs. Mulia, Zink and Salute qualify as “independent” as defined by applicable Nasdaq and SEC rules. In making this determination, the Board has concluded that none of these members has a relationship which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

It is the policy of the Board to hold executive sessions of the independent directors meeting without management at the conclusion of regularly scheduled meetings and as requested by a director. Mr. Salute presides over these meetings of the independent directors.

Leadership Structure

The Company currently combines the role of Chairman of the Board with the role of Chief Executive Officer. Our Board believes this provides an efficient and effective leadership model for our Company. Combining the Chairman and Chief Executive Officer roles fosters clear accountability, effective decision-making, and alignment on corporate strategy. Mr. Sloane has served as Chairman and Chief Executive Officer of the Company since 1999 and as President since 2008, and is an “interested person” under Section 2(a)(19) of the 1940 Act. The Board continues to believe that our leadership structure is appropriate since Mr. Sloane has over 25 years of experience in our industry or related businesses, and under his leadership our management team has executed a strategy that has significantly improved our earnings growth, cash flow stability and competitiveness. No single leadership model is right for all companies at all times. Our Board recognizes that depending on the circumstances, other leadership models might be appropriate. Accordingly, our Board periodically reviews its leadership structure.

Moreover, our Board believes that its governance practices provide adequate safeguards against any potential risks that might be associated with having a combined Chairman and Chief Executive Officer. Specifically:

•        three of our five current directors are independent directors;

•        all of the members of our Audit Committee and Compensation, Corporate Governance and Nominating Committee are independent directors;

•        our Board and its committees regularly conduct scheduled, and as needed, meetings in executive session, out of the presence of Messrs. Sloane and Downs and other members of management;

•        our Board and its committees regularly conduct meetings which specifically include Messrs. Sloane and Downs;

•        our Board and its committees remain in close contact with, and receive reports on various aspects of the Company’s management and enterprise risk directly from our senior management and independent auditors; and

•        our Board, including the independent directors, and its committees interact with employees of the company outside the ranks of senior management.

The Company has not appointed a lead independent director.

Board of Directors Risk Oversight

While management is responsible for identifying, assessing and managing risk, our Board, at both the full board and committee levels, is responsible for risk oversight with a focus on the most significant risks facing the Company. The Board’s risk oversight includes, but is not limited to, the following risks:

•        strategic;

•        operational;

•        compliance; and

•        reputational.

During each year, management and the Board jointly review major risks that the Company prioritizes in the following year. In 2018, the Board focused on the following areas of risk:

•        determining Newtek’s long-term growth;

•        strategic and operational planning, including acquisitions and the evaluation of the Company’s capital structure and long-term debt financing;

•        overseeing, reviewing and approving management’s estimates of fair value of the Company’s investment portfolio; and

•        legal and regulatory compliance.

The Board has delegated responsibility for the oversight of specific risks to Board committees. The Audit Committee oversees risks associated with:

•        the Company’s financial statements and financial reporting;

•        internal controls over financial reporting; and

•        credit and liquidity.

The Compensation, Governance and Nominating Committee considers the risks associated with:

•        compensation policies and practices;

•        management resources, structure, succession planning and management development;

•        overall governance practices and the structure and leadership of the Board; and

•        related person transactions and the code of conduct for all employees, officers and directors.

The Board is kept informed of each committee’s risk oversight and any other activities deemed to engender risk via periodic reports from management and the committee chairs. Our Board recognizes the importance of risk oversight, and its role is consistent with the Board’s leadership structure, the Chief Executive Officer and the senior management of the Company. Our senior management is responsible for assessing and managing risk exposure and the Board, and committees of the Board provide the oversight consistent with those efforts.

Director Nominations

In considering whether to recommend any particular candidate for inclusion in the Board’s slate of recommended director nominees, the Compensation, Corporate Governance and Nominating Committee applies the criteria set forth in the Governance Guidelines. These criteria include the candidate’s integrity, business acumen, knowledge of our business and industry, experience, diligence, absence of conflicts of interest and the ability to act in the interest of all stockholders. The committee does not assign specific weights to particular criteria, and no particular criterion is a prerequisite for each prospective nominee. We believe that the backgrounds and qualifications of our directors, considered as a group, should provide a composite mix of experience, knowledge and abilities that will best allow the Board to fulfill its responsibilities.

Stockholders may recommend individuals to the Compensation, Corporate Governance and Nominating Committee for consideration as potential director candidates by submitting their names, together with appropriate biographical information and background materials. The recommendation should be sent to the Compensation, Corporate Governance and Nominating Committee, c/o Michael A. Schwartz, Secretary, Newtek Business Services Corp., 1981 Marcus Avenue, Suite 130, Lake Success, New York 11042. Assuming that appropriate biographical and background material has been provided on a timely basis, the Committee will evaluate stockholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates recommended by our Board or others. If the Board determines to nominate a stockholder-recommended candidate and recommends his or her election, then his or her name will be included in the proposal for election for the next annual meeting.

Stockholders also have the right under our Bylaws to nominate director candidates, without any action or recommendation on the part of the Compensation, Corporate Governance and Nominating Committee or the Board, by following the procedures set forth under “Stockholder Proposals” in our proxy statement. Candidates nominated by stockholders in accordance with the procedures set forth in our Bylaws may be included in our proxy statement and solicitation for the next annual meeting.

Code of Ethics

We have adopted and will maintain a Code of Ethics that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to the Code of Ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the Code’s requirements. Our Code of Ethics generally will not permit investments by our employees in securities that may be purchased or held by us. We may be prohibited under the 1940 Act from conducting certain transactions with our affiliates without the prior approval of our directors who are not interested persons and, in some cases, the prior approval of the SEC. Our current Code of Ethics is posted on the Investor Relations section of our website at www.newtekone.com.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors and executive officers and persons who own more than 10% of a registered class of our equity securities, to file with the SEC and the Nasdaq initial reports of ownership and reports of changes in ownership of common shares of the Company. Officers, directors and greater than 10% stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

To the Company’s knowledge, based solely on Forms 3 and 4, and amendments to such forms, provided to the Company by its directors and executive officers during 2018, all such required reports were timely filed.

Director Compensation

The Board has adopted a plan for compensation of non-employee directors which gives effect to the time and effort required of each of them in the performance of their duties. For 2018, the Board provided for the payment of annual compensation in the amount of $125,000 for each non-employee director, with no additional fees for committee membership or chairmanship.

Directors do not receive any perquisites or other personal benefits from the Company.

Director Summary Compensation Table

The following table discloses the cash, equity awards and other compensation earned, paid or awarded, as the case may be, to each of our current directors during the fiscal years ended December 31, 2018, 2017 and 2016.

Name of Director	Year	Fees earned or Paid in Cash ($)	Stock Awards ($)(3)	Option Awards ($)(3)	All Other Compensation ($)	Total ($)
Current independent directors:
Salvatore F. Mulia	2018	$125,000				$125,000
	2017	125,000				125,000
	2016	125,000				125,000
Richard Salute	2018	125,000				125,000
	2017	125,000				125,000
	2016	125,000				125,000
Gregory Zink	2018	125,000				125,000
	2017	93,750				93,750
	2016	—				—
Interested directors:
Barry Sloane(1)	2018	—				—
	2017	—	—	—	—	—
	2016	—	—	—	—	—
Peter Downs(1)	2017	—	—
	2016	—	—	—	—	—
	2015	—	—	—	—	—

____________

(1)      As employee directors, Messrs. Sloane and Downs do not receive any compensation for their service as directors. The compensation Messrs. Sloane and Downs receive from the Company as employees is disclosed in the Summary Compensation Table and elsewhere under “EXECUTIVE COMPENSATION.”

Chief Executive Officer Pay Ratio

As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and applicable SEC rules, we are providing the following information about the relationship of the annual total compensation of our employees and the annual total compensation of our Chief Executive Officer and President, Barry Sloane.

For fiscal year 2018, the median of the annual total compensation of all of our employees (other than Mr. Sloane, our Chief Executive Officer) was $80,000, and the annual total compensation of our Chief Executive Officer, as reported in the Summary Compensation Table, was $2,283,383. Based on this information, our Chief Executive Officer’s 2018 annual total compensation was approximately 28.54 times that of the median of the 2018 annual total compensation of all of our employees.

We selected December 31, 2018 as the date used to identify our “median employee” whose annual total compensation was the median of the annual total compensation of all our employees (other than our Chief Executive Officer) for 2018. As of December 31, 2018, our employee population consisted of 180 individuals, who are located in our Lake Success, New York, Irvine, California, Boca Raton, Florida, and Orlando, Florida offices. To identify our median employee, we compared the annual total compensation for each of our employees, as determined in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K, which included salary and bonus. In making this determination, we annualized the compensation of 45 employees who were hired in 2018 but did not work for us the entire fiscal year.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

2018 Named Executive Officers

This compensation discussion and analysis (“CD&A”) provides 2018 compensation information for the following Named Executive Officers (“NEOs”). References to “2018 NEOs” in this CD&A are references to Messrs. Sloane, Downs, Schwartz, and Raven, and Ms. Eddelson.

Name	Age	Position
2018 NEOs:
Barry Sloane	59	Chairman, Chief Executive Officer and President
Jennifer Eddelson(1)	46	Executive Vice President and Chief Accounting Officer
Peter Downs	54	Chief Lending Officer; President Newtek Small Business Finance, LLC
Michael Schwartz	58	Chief Legal Officer, Chief Compliance Officer and Secretary
Former NEO:
John Raven(2)	53	Chief Technology Officer and Chief Information Security Officer
New NEO:
Christopher Towers(3)	33	Vice President of Financial Reporting

____________

(1)      On April 12, 2019, Ms. Eddelson resigned from the Company effective May 3, 2019.

(2)      On May 29, 2018, John Raven departed from the Company.

(3)      The Company’s Board has appointed Christopher Towers, the current Vice President of Financial Reporting, to the position of Chief Accounting Officer effective May 3, 2019.

Information about NEOs Who Are Not Directors

Jennifer Eddelson is a certified public accountant licensed in the state of New York and has served as Executive Vice President and Chief Accounting Officer of the Company since July 1, 2011. Previously Ms. Eddelson was employed by the Company since October 2004 as Corporate Controller, Vice President of Financial Reporting since August 2006, and in these and her current capacities has had a principal responsibility for the development and implementation of the Company’s accounting policies and practices. Previously, from June 1996 to October 20014 Ms. Eddelson practiced as a certified public accountant for eight years with Janover, LLC, a public accounting firm located in New York, primarily in the audit and tax area. Ms. Eddelson is a member of the NYS Society of CPAs and a member of the AICPA. On April 12, 2019, Ms. Eddelson resigned from the Company effective May 3, 2019.

Michael Schwartz has served as Chief Legal Officer and Corporate Secretary since January 2015. In October 2015, Mr. Schwartz was appointed the Company’s Chief Compliance Officer. Previously, Mr. Schwartz was Senior Counsel to the Company since November 2013. Prior to joining the Company, Mr. Schwartz spent twenty-two years in private practice specializing in complex litigation in the fields of securities, mergers and acquisitions, corporate governance, commercial law, unfair employment practices, consumer protection and antitrust. Mr. Schwartz served on the Company’s Board from 2005 through 2009.

Former NEO

Mr. Raven served as the Chief Information Security Officer and Chief Technology Officer of Newtek Business Services Corp. from January 2016 to May 29, 2018. In addition, Mr. Raven served as President and COO of Newtek Technology Solutions, a controlled portfolio company of the Company.

New NEO

Mr. Towers was appointed to the position of Chief Accounting Officer effective May 3, 2019. Mr. Towers has served as Vice President of Financial Reporting of the Company since September 2014, with principal responsibility for financial reporting and the development and implementation of the Company’s accounting policies and practices. Mr. Towers is a NYS certified public accountant and previously worked in the corporate reporting group of Pall

Corporation from January 2014 to September 2014 and practiced as a CPA for six years with PwC from April 2012 to January 2014 and CohnReznick, LLP (formerly J.H. Cohn, LLP) from October 2008 to March 2012, primarily in the audit of public and private entities. Mr. Towers is a member of the NYS Society of CPAs and the AICPA.

Compensation Discussion and Analysis

Introduction

The following CD&A includes our compensation philosophy, a description of our compensation program and the program’s objectives, the elements of compensation used to pay our executives and the compensation-related decisions made with respect to our NEOs as set forth below.

Compensation Philosophy and Objectives

Our compensation programs are designed to attract and retain key employees and to motivate them to achieve, and reward them for achieving, superior performance. Different programs are geared to shorter- and longer-term performance, with the goal of increasing stockholder value over the long-term. Because we believe the performance of every employee is important to our success, we are mindful of the effect of executive compensation and incentive programs on all of our employees.

We believe that the compensation of our executives should reflect their success as a management team, rather than just as individuals, in attaining key operating objectives, such as growth of sales, growth of net asset value and growth or maintenance of market share and long-term competitive advantage, and ultimately, in attaining an increased market price for our common shares. We believe that the performance of our executives in managing our Company, considered in light of general economic and specific company, industry and competitive conditions, should be the basis for determining their overall compensation. We also believe that their compensation should not be based on the short-term performance of our stock, whether favorable or unfavorable, but rather that the price of our stock will, in the long-term, reflect our operating performance and, ultimately, the management of the Company by our executives. We seek to have the long-term performance of our stock reflected in executive compensation through our equity incentive programs, including stock options and restricted stock awards.

Role of Executive Officers in Compensation Decisions

The Committee supervises the design and implementation of compensation policies for all executive officers (which include the NEOs) and overall incentive equity awards to all employees of the Company. Decisions regarding the non-equity compensation of executive officers, other than NEOs, are made by the Chief Executive Officer within the compensation philosophy set by the Committee. Decisions regarding the non-equity compensation of NEOs are made by the Chief Executive Officer and the Committee for consistency with the Company’s compensation policies.

The Chief Executive Officer semi-annually reviews the performance of each member of the senior executive team, including NEOs (other than himself whose performance is reviewed by the Committee). The conclusions reached and recommendations based on these reviews, including with respect to salary adjustments and annual award amounts, are then presented to the Committee by the Chief Executive Officer. The Committee will review and approve the recommendations for consistency with the Company’s compensation policies.

Setting Executive Compensation

During the course of each fiscal year, it has been the practice of the Chief Executive Officer to review the history of all the elements of each executive officer’s total compensation and the Chief Executive Officer may also compare the compensation of the executive officers with that of the executive officers in an appropriate market comparison group of companies with a capitalization similar to that of the Company. We seek to set compensation levels that are perceived as fair, internally and externally, and competitive with overall compensation levels at other companies in our industry, including larger companies from which we may want to recruit employees. However, the Company does not establish individual objectives in the range of comparative data for each individual or for each element of compensation. Typically, the Chief Executive Officer sets compensation with respect to the executive officers who report to him and presents it to the Committee for conformity with the Company’s overall compensation policies. The NEOs are not present at the time of these deliberations. The Committee then performs a similar review of the Chief Executive Officer’s total compensation and makes compensation decisions with respect to such officer, who does not participate in that determination.

We choose to pay each element of compensation in order to attract and retain the necessary executive talent, reward annual performance and provide incentive for balanced focus. The amount of each element of compensation is determined by or under the direction of our Committee, which uses the following factors to determine the amount of salary and other benefits to pay each NEO:

•        achievement of income to sustain and grow the Company’s dividend payments;

•        attainment of risk-adjusted returns on the Company’s investment portfolio;

•        performance against competitors for the year;

•        difficulty in achieving desired results in the coming year;

•        value of their unique skills and capabilities to support long-term performance;

•        contribution and growth as a member of the executive management team;

•        professional development and growth of individual executives, the management team and other employees ; and

•        managerial assistance provided to our controlled portfolio companies, including contributions to growth of sales, growth of operating earnings and earnings per share.

We do not establish individual goals but focus on the overall profitable growth of our business.

Based on the foregoing objectives, we have structured the Company’s annual and long-term incentive-based cash and non-cash executive compensation to motivate executives to achieve the business goals set by the Company.

There is no pre-established policy or target for the allocation between either cash or non-cash compensation. Historically we have granted a majority of total compensation to executive officers in the form of cash compensation.

For the year ended December 31, 2018, the principal components of compensation for named executive officers were:

•        base salary;

•        performance-based incentive compensation based on the Company’s and the executive’s performance; and

•        retirement and other benefits made available to all employees.

Base Salary

The Company provides NEOs and other employees with base salary to compensate them for services rendered during the fiscal year. Executive base salaries continue to reflect our operating philosophy, our performance driven corporate culture and business direction, with each salary determined by the skills, experience and performance level of the individual executive, and the needs and resources of the Company. Base salaries are generally targeted to market levels and base salary ranges for NEOs are determined for each executive based on his or her position and responsibility by using market data from peer companies and published salary surveys, and the Company generally attempts to fix each NEO’s salary within the range. We believe that the Company’s most direct competitors for executive talent are not necessarily restricted to those companies that are included in the peer company index used to compare stockholder returns, but encompass a broader group of companies engaged in the recruitment and retention of executive talent in competition with the Company.

During the review of base salaries for senior level executives, including the NEOs, we primarily consider:

•        an internal review of each executive’s compensation both individually and relative to other executive officers;

•        individual performance of the executive; and

•        a review of the Company’s dividend growth and adjusted net investment income relative to the Company’s annual plan.

Salary levels typically are considered annually as part of the Company’s performance review process as well as upon a promotion or other change in job responsibility. Merit based increases to salaries are based on the Chief Executive Officer’s assessment of the individual’s performance. Merit based increases to the salaries of NEOs other than the Chief Executive Officer are recommended by the Chief Executive Officer and confirmed by the Committee and those for the Chief Executive officer are determined by the Committee.

Annual Bonus

Annual bonuses may be awarded to executive officers along with the Company’s non-executive employees under the Company’s cash bonus plan. The Company creates a bonus pool based on an annually determined percentage of the salaries of all employees which it accrues as an expense. Payments under the plan are based on the Company’s overall performance as determined by the Chief Executive Officer and the Committee. The Committee determines any bonus for the Chief Executive Officer based on, among other things, a review of the Company’s investment income, net asset value and dividend payments relative to the Company’s annual plans as established by the Board. The Chief Executive Officer in consultation with the Committee with respect to the NEOs, or in consultation with the NEOs and other senior level officers with respect to lower level employees, determines annual bonuses for other employees based on such employee’s performance. Factors considered include the achievement of business plans, defined goals and performance relative to other companies of a similar size and business strategy. The mix and weighting of the factors vary, depending on the business segment and the executive’s responsibilities. The level of achievement and overall contribution by the executive determines the level of bonus.

Equity-Based Compensation

The Company must compete for leadership with commercial banks, investment banks, and other publicly traded companies not regulated as investment companies, which are generally able to award many different types of stock-based compensation to their directors, (including their non-employee directors,) officers, and employees. Moreover, the Company also must compete for leadership with private equity funds, which generally have the discretion to offer a portion of their various carried interests to induce professional talent to associate with their funds without being required to obtain SEC approval each time. On September 12, 2014, the Board voted to establish the Newtek Business Services Corp. 2014 Stock Incentive Plan (the “2014 Plan”). The 2014 Plan was approved by stockholders of the Company on October 22, 2014. The 2014 Plan provided for the grant of options to purchase shares of Company common stock, the terms of which will be determined by the Compensation, Corporate Governance and Nominating Committee and set forth in an award agreement between the Company and the executive or employee. The Company has not issued options under the 2014 Plan.

On April 27, 2015, the Compensation, Corporate Governance and Nominating Committee and the Board approved the Amended and Restated 2014 Stock Incentive Plan (the “2015 Stock Plan”), subject to exemptive relief from the SEC and stockholder approval, in order to have increased flexibility to use restricted stock, in addition to stock options, to assist the Company in achieving its objectives with respect to long-term equity incentive compensation. On May 10, 2016, we received an exemptive order from the SEC permitting us to award shares of restricted stock to our employees, officers, and non-employee directors, and on July 27, 2016, our stockholders approved the 2015 Stock Plan.

The 2015 Stock Plan permits us to issue awards of stock options and restricted stock in an aggregate amount of up to 20% of our issued and outstanding shares of common stock (the “Plan Maximum Shares”) as of the effective date of the plan. Under the 2015 Stock Plan, all of the Plan Maximum Shares are available for grants of stock options, and half of the Plan Maximum Shares (up to 10% of our issued and outstanding common stock as of the effective date of the 2015 Stock Plan) is available for grants of restricted stock. The Compensation, Corporate Governance and Nominating Committee believes that restricted stock is the best method of encouraging stock ownership in the Company by eligible participants by giving them a proprietary interest in the Company’s performance, which more closely aligns compensation with the Company’s performance and provides a means to attract and retain persons of outstanding ability in key positions with the Company. If in the future we successfully grow our assets under management and our net asset value, we may choose to increase the number of employees of the Company. The Compensation, Corporate Governance and Nominating Committee may or may not choose to consider the use of stock options for incentive compensation of these employees.

The Company’s Board and its Compensation, Corporate Governance and Nominating Committee, which consists entirely of directors who are not employees of the Company, believe that in light of the Company’s plan for growth, stock-based incentive compensation, particularly the award of restricted stock, advances the interests of the Company by providing substantial motivation for superior performance and more fully aligning the interests of officers and directors with the interests of our stockholders.

Benefits and Perquisites

Our NEOs are generally not entitled to benefits that are not available to all of our employees. In this regard, it should be noted that we do not provide pension arrangements, post-retirement health coverage or similar benefits for our executives or employees. The Committee periodically reviews the levels of benefits provided to executive officers. The NEOs participate in the Company’s 401(k) savings plan and other benefit plans on the same basis as other similarly situated employees. The Company has adopted a match for the Company’s 401(k) savings plan which consists of a discretionary match of 50% of the first 2% of employee contributions up to a maximum of 1% of the employee’s compensation (subject to the Internal Revenue Code annual limitation). For 2018, a match of approximately $141,991 in cash was approved and will be paid in May 2019.

Compensation of the Chief Executive Officer

The Committee’s decisions regarding compensation of Mr. Sloane are guided by the same policies and considerations that govern compensation of the Company’s other NEOs. While recognizing the Chief Executive Officer’s leadership in building a highly talented management team and in driving the Company forward, Mr. Sloane’s base salary was $700,000 for 2018 and $600,000 for 2017. Mr. Sloane earned a $600,000 bonus in 2018 that was paid in 2019 and a $600,000 bonus for 2017 that was paid in 2018.

Mr. Sloane received an award of 58,480 restricted common shares in February 2018 with a three-year vesting period and did not receive an award of restricted common shares in 2017. The Committee has determined that this salary and bonus package is competitive with the labor market median for someone with Mr. Sloane’s skills and talents and is reflective of the Company’s current cash and financial position and the status of the Company’s common shares.

Compensation of the Other NEOs

The Committee approved the 2018 compensation for Jennifer Eddelson, Peter Downs, Michael Schwartz and John Raven, as recommended to it by the Chief Executive Officer.

2018 NEOs

Ms. Eddelson’s base salary was $335,000 in 2018 and $300,000 in 2017. Ms. Eddelson received a $150,000 cash bonus in 2018 (paid in 2019) and a $150,000 cash bonus in 2017 (paid in 2018). Ms. Eddelson received an award of 8,772 restricted common shares in February 2018 with a three-year vesting period and did not receive an award of restricted common shares in 2017. On April 12, 2019, Ms. Eddelson resigned from the Company effective May 3, 2019.

Mr. Down’s base salary was $450,000 in 2018 and $410,000 in 2017. Mr. Downs received a $250,000 cash bonus in 2018 (paid in 2019) and a $200,000 cash bonus in 2017 (paid in 2018). Mr. Downs received an award of 13,158 restricted common shares in February 2018 with a three-year vesting period and did not receive an award of restricted common shares in 2017.

Mr. Schwartz’s base salary was $335,000 in 2018 and $300,000 in 2017. Mr. Schwartz received a $175,000 cash bonus in 2018 (paid in 2019) and a $150,000 cash bonus in 2017 (paid in 2018). Mr. Schwartz received 8,772 restricted common shares in February 2018 with a three-year vesting period and did not receive an award of restricted common shares in 2017.

Former NEOs

Mr. Raven’s base salary was $215,000 in 2018. Mr. Raven did not receive a cash bonus in 2018 and did not receive an award of restricted common shares in 2018. Mr. Raven departed from the Company on May 29, 2018.

Elements of Executive Compensation and 2018 Compensation Determinations

Base Salary.    We believe that base salaries are a fundamental element of our compensation program. The Committee establishes base salaries for each NEO to reflect (i) the scope of the NEO’s industry experience, knowledge and qualifications, (ii) the NEO’s position and responsibilities and contributions to our business growth and (iii) salary levels and pay practices of those companies with whom we compete for executive talent.

The Committee considers base salary levels at least annually as part of its review of the performance of NEOs and from time to time upon a promotion or other change in job responsibilities. During its review of base salaries for our executives, the Committee primarily considers: individual performance of the executive, including leadership and execution of strategic initiatives and the accomplishment of business results for the company; market data; the NEO’s total compensation, both individually and relative to our other NEOs; and for NEOs other than the CEO, the base salary recommendations of our Chief Executive Officer.

The following table sets forth the 2018 and 2017 base salaries for our 2018 NEOs.

2018 NEOs	2018 Base Salary	2017 Base Salary
Barry Sloane	$700,000	$600,000
Peter Downs	$450,000	$410,000
Jennifer Eddelson(1)	$335,000	$300,000
Michael Schwartz	$335,000	$300,000
John Raven(2)	$215,000	$215,000

____________

(1)      Ms. Eddelson has resigned from the Company effective May 3, 2019.

(2)      Mr. Raven departed from the Company on May 29, 2018.

Annual Bonus Awards.    The Committee designs our annual cash bonuses to motivate our NEOs to achieve financial and non-financial objectives consistent with our operating plan. The Committee retains discretion in the sizing and awarding of cash bonuses for each NEO to ensure that individual bonus determinations appropriately balance the interests of the Company’s stockholders, while rewarding an NEO’s contributions to performance. In evaluating the performance of our NEOs to arrive at their 2018 cash bonus awards, the Committee considered the factors to determine the amount of salary and other benefits, as set forth above. The Committee also considered the following factors and aspects of the Company’s 2018 operating performance in the determination of specific NEO bonus awards:

•        Declaration of $1.80 per share in cash dividends;

•        Completion of a public offering of $50.0 million in aggregate principal amount of its 6.25% Notes due 2023;

•        The management of the Company’s at-the-market equity program;

•        Closing of the Company’s ninth and largest small business loan securitization;

•        Managerial assistance provided to our controlled portfolio companies, including contributions to growth of sales, growth of operating earnings and earnings per share; and

•        Each NEO’s specific performance achievements and contributions to the Company’s 2018 financial performance.

When allocating bonus awards, the Committee also evaluated the total compensation paid to the NEOs and other employees. Based on the foregoing considerations and analysis, and after due deliberation, the Committee awarded the 2018 NEOs the following annual cash bonuses and award of shares of restricted stock pursuant to the 2015 Stock Plan with respect to 2018.

2018 NEOs	2018 Cash Bonus Award	As Percentage of 2018 Base Salary
Barry Sloane	$600,000	86%
Peter Downs	$250,000	55%
Jennifer Eddelson	$150,000	45%
Michael Schwartz	$175,000	52%
Name	Number of Shares or Units that have not Vested (#)		Market Value of Shares or Units of Stock that have not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that have not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Number of Unearned Shares, Units or Other Rights that have not Vested ($)(1)
Barry Sloane	58,480	(2)	1,214,629	64,276	1,335,012
Jennifer Eddelson	8,772	(3)	182,194	9,641	200,243
Peter Downs	13,158	(4)	273,291	14,462	300,375
Michael A. Schwartz	8,772	(5)	182,194	9,641	200,243
All Others	13,434		279,024	15,348	318,777

____________

(1)      Based on the closing price for our common shares of $20.77 on April 18, 2019.

(2)      Mr. Sloane received an award of 58,480 restricted common shares in February 2018 with a three year vesting period. Total number of shares that have not vested included in the table above include accrued dividends through December 31, 2018.

(3)      Ms. Eddelson received an award of 8,772 restricted common shares in February 2018 with a three year vesting period. Total number of shares that have not vested included in the table above include accrued dividends through December 31, 2018. On April 12, 2019, Ms. Eddelson resigned from the Company effective May 3, 2018.

(4)      Mr. Downs received an award of 13,158 restricted common shares in February 2018 with a three year vesting period. Total number of shares that have not vested included in the table above include accrued dividends through December 31, 2018.

(5)      Mr. Schwartz received an award of 8,772 restricted common shares in February 2018 with a three year vesting period. Total number of shares that have not vested included in the table above include accrued dividends through December 31, 2018.

Conclusion

The Committee believes that attracting and retaining talented and motivated management and employees is essential to creating long-term stockholder value. The Committee seeks to attract and retain management and employees by offering a competitive, performance-based compensation program which the Committee believes aligns the interests of the executive officers and other key employees with those of stockholders. We believe that the Company’s 2018 compensation program met those objectives.

Compensation Risk Assessment

Our Compensation, Corporate Governance and Nominating Committee aims to establish Company-wide compensation policies and practices that reward contributions to long-term stockholder value and do not promote unnecessary or excessive risk-taking. In furtherance of this objective, the Committee conducted an assessment of our compensation arrangements, including those for our named executive officers. The assessment process included, among other things, a review of our (1) compensation philosophy, (2) compensation mix and (3) cash and equity-based incentive plans.

In its review, among other factors, the Committee considered the following:

•        Our investment model and our cash incentive plan encourage our employees to focus on creating a stable, predictable stream of investment income over multiple years, rather than focusing on current year revenue at the expense of succeeding years.

•        The distribution of compensation among our core compensation elements has effectively balanced short-term performance and long-term performance.

•        Our cash and equity-based incentive awards in conjunction with management efforts focus on both near-term and long-term goals.

•        Our cash and equity-based incentive awards contain a range of performance levels and payouts, to discourage executives from taking risky actions to meet a single target with an all or nothing result of compensation or no compensation.

Our executives are encouraged to hold a meaningful number of common shares pursuant to our stock ownership policy. Based upon this assessment, our Compensation, Corporate Governance and Nominating Committee believes that our Company-wide compensation policies and practices do not create risks that are reasonably likely to have a material adverse effect on us.

2018 Advisory Vote on Executive Compensation; Continuing Stockholder Engagement

At our 2018 annual meeting of stockholders, our advisory vote on say-on-pay received strong support from our stockholders (approximately 97% of votes cast).

The Committee views as important the continuing dialogue with our stockholders on compensation and other governance matters. The results of the Company’s 2018 advisory vote on say-on-pay represent positive support for the named executive officers’ compensation, but we continue to review our compensation program such that it recognizes the business environment in which the Company operates, control costs, is transparent, and enables employees to make informed decisions. We anticipate continuing our stockholder engagement efforts following the 2019 annual meeting and in advance of our future annual meetings.

Compensation, Corporate Governance and Nominating Committee Interlocks and Insider Participation

All members of the Compensation, Corporate Governance and Nominating Committee are independent directors, and none of them are paid officers of ours or any of our subsidiaries. No member of the Compensation, Corporate Governance and Nominating Committee: (i) has had any relationship with us requiring disclosure under Item 404 of Regulation S-K under the Securities Exchange Act of 1934, as amended; or (ii) is an executive officer of another entity, at which one of our executive officers serves on our Board.

2018 Compensation, Corporation Governance and Nominating Committee Report

The Compensation, Corporate Governance and Nominating Committee of the Company has reviewed and discussed the foregoing Compensation Discussion and Analysis for fiscal 2018 required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation, Corporate Governance and Nominating Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

THE COMPENSATION, CORPORATE GOVERNANCE AND NOMINATING COMMITTEE

Salvatore Mulia, Chairman
Richard Salute
Gregory Zink

SUMMARY COMPENSATION TABLE

The following tables set forth the aggregate compensation earned by the Company’s Chief Executive Officer, Chief Accounting Officer, and next three most highly compensated executive officers (which we refer to as named executive officers) during 2018 and the two previous years.

Name and Principal Position	Year	Salary ($)	Bonus ($)		Stock Awards(3) ($)	Option Awards(3)	Non-Equity incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Totals ($)
2018 NEOs
Barry Sloane,	2018	683,333	600,000	(1)	1,000,000	—	—	—	—	2,283,333
Chief Executive	2017	600,000	600,000	(2)	—	—	—	—	—	1,200,000
Officer	2016	583,333	500,000	(4)	357,456	—	—	—	—	1,440,789

Jennifer Eddelson,(5)	2018	329,167	150,000	(1)	150,000	—	—	—	—	629,167
Chief Accounting	2017	295,833	150,000	(2)	—	—	—	—	—	445,833
Officer	2016	272,500	125,000	(4)	89,634	—	—	—	—	487,134

Peter Downs,	2018	443,333	250,000	(1)	225,000	—	—	—	—	918,333
Chief Lending	2017	404,167	200,000	(2)	—	—	—	—	—	604,167
Officer	2016	366,667	125,000	(4)	89,634	—	—	—	—	581,301

Michael Schwartz,	2018	329,167	175,000	(1)	150,000	—	—	—	—	654,167
Chief Legal	2017	295,883	150,000	(1)	—	—	—	—	—	445,833
Officer	2016	241,667	100,000	(2)	89,634	—	—	—	—	431,301

Former NEOs
John Raven,(6)	2018	88,894	—		—	—	—	—	—	88,894
Chief Technology	2017	215,000	—		—	—	—	—	—	215,000
Officer	2016	207,500	—		44,682	—	—	—	—	252,182

____________

(1)      Cash bonus awarded for 2018 performance and paid in 2019.

(2)      Cash bonus awarded for 2017 performance and paid in 2018.

(3)      Awards of restricted common shares were made in February 2018 with thirty-six (36) month vesting periods and in August 2016 with twelve (12) month vesting periods. The value reported for Stock and Option Awards is the aggregate grant date fair value of options or stock awards granted to the NEOs in the years shown, determined in accordance with FASB ASC Topic 718, disregarding adjustments for forfeiture assumptions. The assumptions for making the valuation determinations are set forth in the footnote titled “Stock-Based Compensation” to our financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018.

(4)      Cash bonus awarded for 2016 performance and paid in 2017.

(5)      On April 12, 2019, Ms. Eddelson resigned from the Company effective May 3, 2019.

Equity Compensation Plans & Grants of Plan-Based Awards

On April 27, 2015, the Compensation, Corporate Governance and Nominating Committee and the Board approved the 2015 Stock Plan, subject to exemptive relief from the SEC and stockholder approval, in order to have increased flexibility to use restricted stock, in addition to stock options, to assist the Company in achieving its objectives with respect to long-term equity incentive compensation. On May 10, 2016, we received an exemptive order from the SEC permitting us to award shares of restricted stock to our employees, officers, and non-employee directors, and on July 27, 2016, our stockholders approved the 2015 Stock Plan.

Under the 2015 Stock Plan, a maximum of 20% of our total common shares issued and outstanding, calculated on a fully diluted basis, will be available for awards under the Amended Stock Plan as of the Annual Meeting date. Up to 10% of our total issued and outstanding common shares will be available for grants of restricted common shares. We expect to have approximately 19,109,575 common shares outstanding on the date of the Annual Meeting. Therefore, there would be 3.0 million common shares available for grant pursuant to the 2015 Stock Plan. None of those shares are currently subject to stock options. Under the 2015 Stock Plan, no more than 50% of the common shares reserved for the grant of the awards under the Amended Stock Plan (up to an aggregate of 3,000,000 shares) may be restricted stock awards at any time during the term of the 2015 Stock Plan. To date, the Compensation, Corporate Governance and Nominating Committee has awarded 224,785 restricted common shares (net of forfeiture) to 31 employees. Therefore, after including accrued stock dividends and adding back the common shares withheld from awards upon vesting to satisfy recipient’s tax withholding obligations, approximately 1.3 million common shares would be available for additional grants of restricted common shares as of the Annual Meeting date.

No more than 25% of our common shares may be made subject to awards under the plan to any individual. In the event that the Compensation, Corporate Governance and Nominating Committee determines that any corporate event, such as a stock split, dividend or other distribution (including deemed dividends), reorganization, merger, consolidation, repurchase or share exchange, affects our common stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of plan participants, then the Corporate Governance and Nominating Committee will make those adjustments as it deems necessary or appropriate to any or all of (i) the number and kind of shares or other property that may thereafter be issued in connection with future awards, (ii) the number and kind of shares or other property that may be issued under outstanding awards, (iii) the exercise price or purchase price of any outstanding award and (iv) the performance goals applicable to outstanding awards.

The Company has no outstanding options under the 2015 Stock Plan.

Outstanding Equity Awards at 2018 Year End

There were 113,368 outstanding equity awards as of December 31, 2018, including dividends paid on the outstanding equity awards in the form of additional restricted common shares, of which, 98,020 were held by our NEOs.

There were no outstanding option awards as of December 31, 2018.

The following table sets forth information regarding outstanding awards of restricted stock held by our Named Executive Officers as of December 31, 2018:

Name	Stock Awards
	Number of shares of stock that have not vested (#)	Market value of shares of stock that have not vested ($)(5)	Equity incentive plan awards: number of unearned shares or other rights that have not vested (#)	Equity incentive plan awards: market or payout value of unearned shares or other rights that have not vested ($)(5)
Barry Sloane(1)	58,480	1,214,629	64,276	1,335,012
Jennifer Eddelson(2)	8,772	182,194	9,641	200,243
Peter Downs(3)	13,158	273,291	14,462	300,375
Michael Schwartz(4)	8,772	182,194	9,641	200,243

____________

(1)      Mr. Sloane received an award of 58,480 restricted common shares in February 2018 with a three-year vesting period.

(2)      Ms. Eddelson received an award of 8,772 restricted common shares in February 2018 with a three-year vesting period. Ms. Eddelson resigned from the Company effective May 3, 2019.

(3)      Mr. Downs received an award of 13,158 restricted common shares in February 2018 with a three-year vesting period.

(4)      Mr. Schwartz received an award of 8,772 restricted common shares in February 2018 with a three-year vesting period.

(5)      Based on the closing price of our common shares of $20.77 on April 18, 2019.

Options Exercised and Stock Vested

No options were exercised in 2018. The number of restricted common shares held by the NEOs that vested in the fiscal year ended December 31, 2018 are set forth in the table below.

Name	Option Awards		Stock Awards
	Number of shares acquired on exercise (#)	Value realized on exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Barry Sloane	—	—	—	—
Jennifer Eddelson	—	—	—	—
Peter Downs	—	—	—	—
Michael Schwartz	—	—	—	—

Employment Agreements

The Company entered into separate employment agreements with the following NEOs during 2018 (each, an “Employment Agreement”):

•        Barry Sloane, as Chairman, Chief Executive Officer and President;

•        Jennifer Eddelson, as Executive Vice President and Chief Accounting Officer; and

•        Michael Schwartz, as Chief Legal Officer, Chief Compliance Officer and Secretary.

Mr. Sloane’s, Ms. Eddelson’s and Mr. Schwartz’ employment agreements were renewed as of March 1, 2019 for terms through March 31, 2020, at annual base salaries of $700,000, $335,000 and $335,000, respectively. Aside from base salaries, the other terms and provisions of the employment agreements remained substantially the same. In addition, Newtek Small Business Finance, LLC (“NSBF”) entered into an employment agreement with Mr. Downs, the Company’s Chief Lending Officer and NSBF’s President, at an annual base salary of $500,000, with the other terms and provisions of the employment agreement on substantially the same terms as Mr. Schwartz and Ms. Eddelson.

Generally, under the Employment Agreements, Messrs. Sloane, Schwartz and Ms. Eddelson were entitled to a set base compensation, cash bonuses pursuant to the Company’s Annual Cash Bonus Plan or by the action of the Board, and incentive compensation at the discretion of the Compensation, Corporate Governance and Nominating Committee. In addition, Messrs. Sloane and Schwartz and Ms. Eddelson are entitled to other benefits, such as participation in retirement and medical and other plans, executive benefits, and vacation and sick leave. The Employment Agreements also provide for severance payments in the case of termination without just cause, as defined therein, or of resignation with good reason, as defined therein, and payment if their employment agreements are not renewed for other than just cause. Under the Employment Agreements, during the term of their employment, Messrs. Schwartz and Sloane and Ms. Eddelson agree to devote substantially all of their business time to the Company and to not engage in any business or activity contrary to the business or affairs of the Company. The Company agrees to indemnify Messrs. Schwartz and Sloane and Ms. Eddelson for any and all loss, expenses, or liability that he or she may incur as a result of his or her services for the Company to the extent permitted by the Company’s Bylaws.

Mr. Sloane’s Employment Agreement provided for:

•        a twelve-month term through March 31, 2019 at an annual base salary of $700,000;

•        at least one annual salary review by the Board;

•        participation in any discretionary bonus plan established for senior executives;

•        retirement and medical plans, customary fringe benefits, vacation and sick leave.

Ms. Eddelson’s Employment Agreement provided for:

•        a twelve-month term through March 31, 2019 at an annual base salary of $335,000;

•        at least one annual salary review by the Board;

•        participation in any discretionary bonus plan established for senior executives; and

•        retirement and medical plans, customary fringe benefits, vacation and sick leave.

Mr. Schwartz’s Employment Agreement provided for:

•        a twelve-month term through March 31, 2019 at an annual base salary of $335,000;

•        at least one annual salary review by the Board;

•        participation in any discretionary bonus plan established for senior executives; and

•        retirement and medical plans, customary fringe benefits, vacation and sick leave.

Payments upon Change of Control, Non-renewal or Termination

Mr. Sloane’s Employment Agreement provided for a payment in the event of non-renewal of his employment in an amount equal to one and one-half (1.5) times the sum of his annual base compensation plus any cash bonus or other incentive compensation paid in the immediately preceding fiscal year, or in the case of a change of control or termination other than for just cause, an amount equal to two (2) times the sum of the executive’s annual base salary in effect at the time of termination, plus the amount of any incentive compensation paid with respect to the immediately preceding fiscal year. In addition, in the case of termination other than for just cause, all outstanding and unvested equity awards are to be accelerated in full.

Ms. Eddelson’s and Mr. Schwartz’ Employment Agreements provided for a payment in the case of termination other than for just cause or a change in control, equal to one times the sum of the executive’s current annual base compensation plus any cash bonuses or other incentive compensation paid in the prior year. In addition, in the case of termination other than for cause, all outstanding and unvested equity awards are to be accelerated in full. In addition, in the event of non-renewal of their employment agreements, Ms. Eddelson and Mr. Schwartz would be entitled to amounts equal to 50% of the sum of their respective current annual base compensation plus any cash bonus or other incentive compensation paid in the immediately preceding fiscal year.

Each Employment Agreement contained a non-competition provision that requires the employee to devote substantially his full business time and efforts to the performance of the employee’s duties under the agreement.

The employees are not prohibited, however, from serving on the boards of directors of, and holding offices or positions in, companies or organizations which, in the opinion of the Board of Directors, will not present conflicts of interest with the Company, or investing in any business dissimilar from the Company’s or, solely as a passive or minority investor, in any business.

Under each of the Employment Agreements, the Company may terminate the employee’s employment for “just cause” as defined in the agreement, and upon the termination, no severance benefits are available. If the employee voluntarily terminates his or her employment for “good reason” as defined in the agreement, the employee is entitled to the same payment as in the case of termination other than for cause. If the employee’s employment terminates during the term of the agreement due to death, disability, or retirement after age 62, the employee shall receive only his or her compensation, vested rights, and executive benefits up to the date of executive’s last day of employment. The employee is able to terminate voluntarily his or her agreement by providing 60 days written notice to the Board of Directors, in which case the employee is entitled to receive only his or her compensation, vested rights and benefits up to the date of termination.

Post Termination Payments

The table below reflects the amount of compensation that would have been payable to the executive officers under these arrangements if the hypothetical termination of employment events described above had occurred on December 31, 2018, given their compensation and service levels as of such date. All payments are payable by the Company in a lump sum unless otherwise noted.

These benefits are in addition to benefits available regardless of the occurrence of such an event, such as currently exercisable stock options, and benefits generally available to salaried employees, such as distributions under the Company’s 401(k) plan, disability benefits, and accrued vacation pay. In addition, in connection with any termination of Mr. Sloane’s employment, the Company may determine to enter into an agreement or to establish an arrangement providing additional benefits or amounts, or altering the terms of benefits described below, as the Compensation, Corporate Governance and Nominating Committee deems appropriate.

The actual amounts that would be paid upon Mr. Sloane’s termination of employment can be determined only at the time of his separation from the Company.

Name	Post Termination Payments
	Change in Control	Non-Renewal	Termination without cause
2018 NEOs
Barry Sloane	$2,600,000	$1,300,000	$2,600,000
Jennifer Eddelson(1)	$485,000	$242,500	$485,000
Michael Schwartz	$485,000	$242,500	$485,000

____________

(1)      Ms. Eddelson has resigned effective May 3, 2019, and will not receive a post-termination payment as a result of her resignation.

Nonqualified Deferred Compensation

The Company did not have any nonqualified deferred compensation in the year ended December 31, 2018.

Pension Benefits

The Company had no obligation under pension benefit plans to the Named Executive Officers as of December 31, 2018.

Tax and Accounting Implications

Deductibility of Executive Compensation

As part of its role, the Committee reviews and considers the deductibility of executive compensation under Section 162(m) of the Internal Revenue Code, which provides that the Company may not deduct compensation of more than $1,000,000 that is paid to certain individuals. The Company believes that, with the exception of Mr. Sloane, compensation paid by the Company is generally fully deductible for federal income tax purposes. However, in certain situations, the Committee may, in the future, approve compensation that will not meet these requirements in order to ensure competitive levels of total compensation for its executive officers.

Accounting for Stock-Based Compensation

Beginning on January 1, 2006, the Company began accounting for stock-based payments under its three incentive stock plans in accordance with the requirements of ASC Topic — 718.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

We have written procedures in place for the review, approval and monitoring of transactions involving the Company and certain persons related to the Company. As a business development company (“BDC”), the Company is prohibited under the 1940 Act from participating in certain transactions with certain of its affiliates without meeting certain requirements, such as the prior approval of the independent directors and, in some cases, the SEC. The affiliates with which the Company may be prohibited from transacting include its officers, directors and employees and any person who owns 5% or more of our outstanding voting securities or controlling or under common control with the Company.

The Board reviews all potential related party transactions on an ongoing basis, and all such transactions must be approved by the Board. The Board reviews such transactions on a case-by-case basis. In addition, the Compensation, Corporate Governance and Nominating Committee or the Board reviews and approves all compensation-related policies involving our directors and executive officers. The Board may approve or ratify a related party transaction only if it determines that, under all of the circumstances, the transaction is in, or is not inconsistent with, our best interests. The Board may impose any conditions on the related person transaction that it deems appropriate.

Adam Eddelson, husband to Jennifer Eddelson, the Company’s Chief Accounting Officer, served as the controller of certain of the Company’s controlled portfolio companies through March 30, 2018, and was paid an annual salary in excess of $120,000.

Mr. Sloane’s brother Warren Sloane and nephew Kyle Sloane are employed by certain of the Company’s controlled portfolio companies. Kyle Sloane earned an annual salary in excess of $120,000 for the year ended December 31, 2018.

Mr. Sloane is a director with AK Capital LLC, a securities brokerage company. In August 2016, the Company entered into an agreement with AK Capital pursuant to which AK Capital provides consulting and advisory services to the Company in connection with the sale and/or securitization of participations in SBA guaranteed and unguaranteed SBA 7(a) loans (the “AK Capital Agreement”). The AK Capital Agreement provides for the payment of an annual fee of $10,000, to be paid monthly over the one-year period of the agreement. During the year ended December 31, 2018, the Company incurred $10,000 in fees from AK Capital pursuant to the AK Capital Agreement.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of April 18, 2019, the beneficial ownership of each current director, the nominees for director, the Company’s executive officers, each person known to us to beneficially own 5% or more of the outstanding common shares, and the executive officers and directors as a group. Percentage of beneficial ownership is based on 19,109,575 common shares outstanding as of April 18, 2019. Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. If applicable and available, ownership information for those persons who beneficially own 5% or more of our common shares is based upon filings by such persons with the SEC and other information obtained from such persons.

Unless otherwise indicated, the Company believes that each beneficial owner set forth in the table has sole voting and investment power and has the same address as the Company. The Company’s directors are divided into two groups — interested directors and independent directors. Interested directors are “interested persons” of the Company as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”). Unless otherwise indicated, the addresses of all executive officers and directors are c/o Newtek Business Services Corp., 1981 Marcus Avenue, Suite 130, Lake Success, New York 11042.

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percent of Class
Interested Directors:
Barry Sloane(1)	1,127,238	5.9%
Peter Downs(1)	33,804	*
Independent Directors:
Gregory Zink	10,985	*
Salvatore Mulia	68,456	*
Richard Salute	10,948	*
Executive Officers:
Jennifer Eddelson(1)	40,184	*
Michael Schwartz(1)	16,797	*
All current directors and executive officers as a group (8 persons)	1,308,412	6.8%

____________

*        Less than 1% of total common shares outstanding as of April 18, 2019.

(1)      Includes restricted common shares awarded pursuant to the Amended and Restated 2014 Stock Incentive Plan (the “2015 Stock Plan”) as detailed in the Compensation Discussion and Analysis below.

Dollar Range of Equity Securities in the Company Beneficially Owned by Each Director:

Name of Director	Dollar Range of Equity Securities in Newtek Business Services Corp. (1)(2)
Interested Directors:
Barry Sloane	Over $100,000
Peter Downs	Over $100,000
Independent Directors:
Richard Salute	Over $100,000
Salvatore Mulia	Over $100,000
Gregory Zink	Over $100,000

____________

(1)      Dollar ranges are as follows: None, $1 – 10,000, $10,001 – $50,000, $50,001 – $100,000, or Over $100,000.

(2)      The dollar range of equity securities beneficially owned in us is based on the closing price for our common shares of $20.77 on April 18, 2019 on the Nasdaq Global Market. Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.

REGULATION

General

We have elected to be regulated as a BDC under the 1940 Act. We have also elected to be treated for tax purposes as a RIC under Subchapter M of the Code. The 1940 Act contains prohibitions and restrictions relating to transactions between BDCs and their affiliates (including any investment advisers or sub-advisers), principal underwriters and affiliates of those affiliates or underwriters and requires that a majority of the directors be persons other than “interested persons,” as that term is defined in the 1940 Act.

In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a BDC unless approved by “a majority of our outstanding voting securities” as defined in the 1940 Act. A majority of the outstanding voting securities of a company is defined under the 1940 Act as the lesser of: (a) 67% or more of such company’s voting securities present at a meeting if more than 50% of the outstanding voting securities of such company are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of such company. We do not anticipate any substantial change in the nature of our business.

We generally are not able to issue and sell our common stock at a price below net asset value per share. We may, however, issue and sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the then-current net asset value of our common stock if (1) our Board determines that such sale is in our best interests and the best interests of our stockholders, and (2) our stockholders have approved our policy and practice of making such sales within the preceding 12 months. In any such case, the price at which our securities are to be issued and sold may not be less than a price which, in the determination of our Board closely approximates the market value of such securities. At our Special Meeting of Stockholders on July 26, 2018, our stockholders approved a proposal authorizing us to sell up to 20% of our outstanding common stock at a price below our then-current net asset value per share, subject to approval by our Board for the offering. The authorization expired on June 14, 2019, the date of our 2019 Annual Meeting of stockholders. We have requested that stockholders approve another proposal that would allow us to issue common stock at a discount from our NAV per share at a special meeting of shareholders, which we expect to take place on August 2, 2019. See “Sales of Common Stock Below Net Asset Value” for additional information. During 2018, the Company did not sell any shares of its common stock at a price below then-current net asset value per share.

As a BDC, and pursuant to the approval that we received from our stockholders on July 26, 2018, we are required to not exceed an asset coverage ratio, reflecting the value of our total assets to our total senior securities, which include all of our borrowings and any preferred stock issued by us, under the 1940 Act. Prior to March 23, 2018, Section 61(a) of the 1940 Act (which incorporates the requirements of Sections 18(a)(1) and 18(a)(2) of the 1940 Act) did not permit a BDC to issue senior securities unless, at the time of issuance, the BDC had an asset coverage ratio of at least 200%, taking into account that issuance of senior securities (the “Asset Coverage Ratio”). However, on March 23, 2018, the President signed the Small Business Credit Availability Act (the “SBCA”) into law. The SBCA, among other things, permits BDCs to be subject to a minimum Asset Coverage Ratio of 150% (the “150% Asset Coverage”), if specific conditions are satisfied, when issuing senior securities. In other words, prior to the enactment of the SBCA, a BDC could borrow $1 for investment purposes for every $1 of investor equity. On April 27, 2018, our Board, including a majority of the non-interested directors who have no financial interest in this proposal, deemed it in the best interests of the Company and its stockholders for the Company to be subject to 150% Asset Coverage. As a result, the Company’s asset coverage requirements for senior securities were to change from 200% to 150%, effective April 27, 2019. However, as a result of the stockholder approval of Proposal 2 at the July 26, 2018 Special Meeting of stockholders, effective July 27, 2018, the asset coverage ratio under the 1940 Act applicable to the Company was decreased from 200% to 150%, permitting the Company to incur additional leverage. Therefore, we are required to meet an Asset Coverage Ratio of the value of total assets to senior securities, which include all of our borrowings and any preferred stock we may issue in the future, of at least 150%. In other words, the Company may borrow $2 for investment purposes for every $1 of investor equity. We may also be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our Board who are not interested persons and, in some cases, prior approval by the SEC.

We may be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our Board who are not interested persons and, in some cases, prior approval by the SEC.

We may invest up to 100% of our assets in securities acquired directly from issuers in privately negotiated transactions. With respect to such securities, we may, for the purpose of public resale, be deemed an “underwriter” as that term is defined in the Securities Act of 1933, or the Securities Act. We do not intend to acquire securities issued by any investment company that exceed the limits imposed by the 1940 Act. Under these limits, except for registered money market funds, we generally cannot acquire more than 3% of the voting stock of any investment company, invest more than 5% of the value of our total assets in the securities of one investment company or invest more than 10% of the value of our total assets in the securities of more than one investment company. With regard to that portion of our portfolio invested in securities issued by investment companies, it should be noted that such investments might indirectly subject our stockholders to additional expenses as they will indirectly be responsible for the costs and expenses of such companies. None of our investment policies are fundamental and any may be changed without stockholder approval.

Qualifying Assets

Under the 1940 Act, a BDC may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets. The principal categories of qualifying assets relevant to our proposed business are the following:

(1)    Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An eligible portfolio company is defined in the 1940 Act as any issuer which:

(a)     is organized under the laws of, and has its principal place of business in, the United States;

(b)    is not an investment company (other than a small business investment company wholly owned by the BDC) or a company that would be an investment company but for certain exclusions under the 1940 Act; and

(c)     does not have any class of securities listed on a national securities exchange; or if it has securities listed on a national securities exchange such company has market capitalization of less than $250 million; is controlled by the BDC and has an affiliate of a BDC on its board of directors; or meets such other criteria as may be established by the SEC.

(2)    Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

(3)    Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity of the eligible portfolio company.

(4)    Securities received in exchange for or distributed on or with respect to securities described in (1) through (3) above, or pursuant to the exercise of warrants or rights relating to such securities.

(5)    Cash, cash equivalents, U.S. Government securities or high-quality debt securities maturing in one year or less from the time of investment.

Control, as defined by the 1940 Act, is presumed to exist where a BDC beneficially owns more than 25% of the outstanding voting securities of the portfolio company.

We do not intend to acquire securities issued by any investment company that exceed the limits imposed by the 1940 Act. Under these limits, we generally cannot acquire more than 3% of the voting stock of any investment company (as defined in the 1940 Act), invest more than 5% of the value of our total assets in the securities of one such investment company or invest more than 10% of the value of our total assets in the securities of such investment companies in the aggregate. With regard to that portion of our portfolio invested in securities issued by investment companies, it should be noted that such investments might subject our stockholders to additional expenses. None of our investment policies are fundamental and any may be changed without stockholder approval.

Significant Managerial Assistance

A BDC must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described in “Qualifying Assets” above. Business development companies generally must offer to make available to the issuer of the securities significant managerial assistance, except in circumstances where either (i) the business development company controls such issuer of securities or (ii) the business development company purchases such securities in conjunction with one or more other persons acting together and one of the other persons in the group makes available such managerial assistance. Making available managerial assistance means, among other things, any arrangement whereby the BDC, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company.

Temporary Investments

Pending investment in other types of “qualifying assets,” as described above, our investments may consist of cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment, which we refer to, collectively, as temporary investments, so that 70% of our assets are qualifying assets. Typically, we invest in highly rated commercial paper, U.S. Government agency notes, U.S. Treasury bills or in repurchase agreements relating to such securities that are fully collateralized by cash or securities issued by the U.S. government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price which is greater than the purchase price by an amount that reflects an agreed-upon interest rate. Consequently, repurchase agreements are functionally similar to loans. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, the 1940 Act and certain diversification tests in order to qualify as a RIC for federal income tax purposes typically require us to limit the amount we invest with any one counterparty. Our investment Advisor monitors the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.

Warrants and Options

Under the 1940 Act, a BDC is subject to restrictions on the amount of warrants, options, restricted stock or rights to purchase shares of capital stock that it may have outstanding at any time. Under the 1940 Act, we may generally only offer warrants provided that (i) the warrants expire by their terms within ten years, (ii) the exercise or conversion price is not less than the current market value at the date of issuance, (iii) our stockholders authorize the proposal to issue such warrants, and our Board approves such issuance on the basis that the issuance is in the best interests of the Company and its stockholders and (iv) if the warrants are accompanied by other securities, the warrants are not separately transferable unless no class of such warrants and the securities accompanying them has been publicly distributed. The 1940 Act also provides that the amount of our voting securities that would result from the exercise of all outstanding warrants, as well as options and rights, at the time of issuance may not exceed 25% of our outstanding voting securities. In particular, the amount of capital stock that would result from the conversion or exercise of all outstanding warrants, options or rights to purchase capital stock cannot exceed 25% of the BDC’s total outstanding shares of capital stock.

Senior Securities; Coverage Ratio

We are permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to our common stock if we meet certain asset coverage requirements. On April 27, 2018, we announced that our Board, including a “required majority” (as such term is defined in Section 57(o) of the 1940 Act”) of the Board, approved a proposal to reduce our asset coverage requirement as set forth in Section 61(a)(2) of the 1940 Act, from 200% to 150%, pursuant to recent modifications included in the Small Business Credit Availability Act. Such change would have been effective April 27, 2019. However, on July 26, 2018, our stockholders approved a proposal to reduce our asset coverage requirement to 150%, effective July 27, 2018. In addition, we may not be permitted to declare any cash dividend or other distribution on our outstanding common shares, or purchase any such shares, unless, at the time of such declaration or purchase, we have asset coverage of at least 150% after deducting the amount of such dividend, distribution, or purchase price. We may also borrow amounts up to 5% of the value of our total assets for temporary purposes. For a discussion of the risks associated with the resulting leverage, see “Risk Factors — Risks Related to Our Business And Structure - Because we borrow money, the potential for loss on amounts invested in us is magnified and may increase the risk of investing in us.” For a discussion of the risks associated with the resulting leverage, see “Risk Factors - Risks Related to Our Business Structure — Because we borrow money, the potential for loss on amounts invested in us is magnified and may increase the risk of investing in us.”

As of March 31, 2019, we had an aggregate principal amount of senior securities outstanding of $358,073,000 and our asset coverage ratio was 182%.

Issuance of Shares Below Current Net Asset Value

At a Special Meeting of Stockholders on July 26, 2018, our common stockholders approved a proposal that allowed us to issue common stock at a discount from our NAV per share, effective from the date of approval until June 14, 2019, the date of the 2019 annual meeting of our stockholders. We have requested that stockholders approve a similar proposal that would allow us to issue common stock at a discount from our NAV per share at a special meeting of shareholders, which we expect to take place on August 2, 2019. If the proposal is approved, we will limit the number of shares that we issue at a price below NAV such that the aggregate dilutive effect on our then outstanding shares will not exceed 20%. Additionally, if the proposal is approved, our Board, subject to its fiduciary duties and regulatory requirements, will have the discretion to determine the amount of the discount, and as a result, the discount could be up to 100% of net asset value per share. During the three months ended March 31, 2019 and the year ended December 31, 2018, the Company did not sell any shares of common stock at a price below NAV per share.

For additional information see “Sale of Common Stock Below Net Asset Value.”

Code of Ethics

We have adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restricts certain transactions by our personnel. Our code of ethics generally does not permit investments by our employees in securities that may be purchased or held by us. The code of ethics is attached as an exhibit to the registration statement of which this prospectus is a part, and is available on the EDGAR Database on the SEC’s Internet site at www.sec.gov. You may also obtain copies of the code of ethics, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov. Our code of ethics is also available on our website at www.NewtekOne.com.

Compliance Policies and Procedures

We have adopted and implemented written policies and procedures reasonably designed to detect and prevent violation of the federal securities laws and are required to review these compliance policies and procedures annually for their adequacy and the effectiveness of their implementation and designate a chief compliance officer to be responsible for administering the policies and procedures. Mr. Michael Schwartz currently serves as our Chief Compliance Officer.

Privacy Principles

We are committed to maintaining the privacy of our stockholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, we do not receive any non-public personal information relating to our stockholders, although certain non-public personal information of our stockholders may become available to us. We do not disclose any non-public personal information about our stockholders or former stockholders to anyone, except as permitted by law or as is necessary in order to service stockholder accounts (for example, to a transfer agent).

Sarbanes-Oxley Act of 2002

The Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) imposes a wide variety of regulatory requirements on publicly-held companies and their insiders. Many of these requirements affect us. For example:

•        pursuant to Rule 13a-14 of the 1934 Act, our Chief Executive Officer and Chief Accounting Officer must certify the accuracy of the consolidated financial statements contained in our periodic reports;

•        pursuant to Item 307 of Regulation S-K, our periodic reports must disclose our conclusions about the effectiveness of our disclosure controls and procedures;

•        pursuant to Rule 13a-15 of the 1934 Act, our management must prepare a report regarding its assessment of our internal controls over financial reporting; and

•        pursuant to Item 308 of Regulation S-K and Rule 13a-15 of the 1934 Act, our periodic reports must disclose whether there were significant changes in our internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

The Sarbanes-Oxley Act requires us to review our current policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the regulations promulgated thereunder. We will continue to monitor our compliance with all regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that we are in compliance therewith.

Proxy Voting Policies and Procedures

We vote proxies relating to our portfolio securities in a manner in which we believe is in the best interest of our stockholders. We review on a case-by-case basis each proposal submitted to a stockholder vote to determine its impact on the portfolio securities held by us. Although we generally vote against proposals that may have a negative impact on our portfolio securities, we may vote for such a proposal if there exists compelling long-term reasons to do so.

Our proxy voting decisions are made by our Senior Lending Team and our Executive Committee, which are responsible for monitoring each of our investments. To ensure that our vote is not the product of a conflict of interest, we require that: (i) anyone involved in the decision making process disclose to our chief compliance officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (ii) employees involved in the decision making process or vote administration are prohibited from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties.

Stockholders may obtain information regarding how we voted proxies with respect to our portfolio securities by making a written request for information to: Chief Compliance Officer, 1981 Marcus Avenue, Suite 130, Lake Success, NY 11042.

Exemptive Relief

On May 10, 2016, we received an order from the SEC for exemptive relief that, with the stockholders’ approval we received on July 27, 2016, allows us to take certain actions that would otherwise be prohibited by the 1940 Act, as applicable to BDCs. Specifically, the order permits us to (i) issue restricted stock awards to our officers, employees and directors, (ii) issue stock options to our non-employee directors, (iii) withhold shares of the Company’s common stock to satisfy tax withholding obligations relating to the vesting of restricted stock or the exercise of options that were granted to pursuant to the 2014 Plan or the Amended Stock Plan, and (iv) permit participants to pay the exercise price of Options that were granted to them pursuant to the 2014 Plan or will be granted to them pursuant to Amended Stock Plan with shares of Applicant’s common stock.

Other

We will be periodically examined by the SEC for compliance with the Exchange Act and the 1940 Act.

We are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a BDC, we are prohibited from protecting any director or officer against any liability to our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

We are required to adopt and implement written policies and procedures reasonably designed to prevent violation of the federal securities laws, review these policies and procedures annually for their adequacy and the effectiveness of their implementation. We have designated Michael Schwartz to be our Chief Compliance Officer to be responsible for administering these policies and procedures.

Nasdaq Global Market Requirements

We have adopted certain policies and procedures intended to comply with the Nasdaq Global Market’s corporate governance rules. We will continue to monitor our compliance with all future listing standards that are approved by the SEC and will take actions necessary to ensure that we are in compliance therewith.

Regulation as a Small Business Lending Company

Our wholly owned subsidiary, NSBF, is licensed by the SBA as an SBLC that originates loans through the SBA 7(a) Program. The SBA 7(a) Program is the SBA’s primary loan program. In order to operate as an SBLC, a licensee is required to maintain a minimum regulatory capital (as defined by SBA regulations) of the greater of (1) 10% of its outstanding loans receivable and other investments or (2) $1,000,000. In addition, a SBLC is subject to certain other regulatory restrictions.

The SBA generally reduces risks to lenders by guaranteeing major portions of qualified loans made to small businesses. This enables lenders to provide financing to small businesses when funding may otherwise be unavailable or not available on reasonable terms. Under the SBA 7(a) Program, the SBA typically guarantees 75% of qualified loans over $150,000. The eligibility requirements of the SBA 7(a) Program vary by the industry of the borrower and affiliates and other factors.

The SBA grants PLP status to certain lenders originating SBA 7(a) loans based on achievement of certain standards in lending which are regularly monitored by the SBA. NSBF has been granted national PLP status and originates, sells and services SBA 7(a) loans. As a Preferred Lender, NSBF is authorized to place SBA guarantees on SBA 7(a) loans without seeking prior SBA review and approval. Designated PLP lenders are delegated the authority to process, close, service, and liquidate most SBA guaranteed loans without prior SBA review. PLP lenders are authorized to make SBA guaranteed loans, subject only to a brief eligibility review and assignment of a loan number by SBA. In addition, they are expected to handle servicing and liquidation of all of their SBA loans with limited involvement of SBA.

Among other things, SBLCs are required to: submit to the SBA for review a credit policy that demonstrates the SBLC’s compliance with the applicable regulations and the SBA’s Standard Operating Procedures for origination, servicing and liquidation of 7(a) loans; submit to the SBA for review and approval annual validation, with supporting documentation and methodologies, demonstrating that any scoring model used by the SBLC is predictive of loan performance; obtain SBA approval for loan securitization and borrowings; and adopt and fully implement an internal control policy which provides adequate direction for effective control over and accountability for operations, programs, and resources.

Pursuant to the SBA’s regulations, the SBA is released from liability on its guaranty of a 7(a) loan and may, in its sole discretion, refuse to honor a guaranty purchase request in full or in part, or recover all or part of the funds already paid in connection with a guaranty purchase, if the lender failed to comply materially with a program requirement; failed to make, close, service or liquidate the loan in a prudent manner; placed the SBA at risk through improper action or inaction; failed to disclose a material fact to the SBA in a timely manner; or misrepresented a material fact to the SBA regarding the loan. In certain instances, the SBA may refuse to honor a guaranty purchase request in full (referred to by the SBA as a “denial”) or in part (referred to by the SBA as a “repair”), or recover all or part of the funds already paid in connection with a guaranty purchase. In the event of a repair or denial, liability on the guaranty, in whole or part, would be transferred to NSBF.

The SBA restricts the ability of an SBLC to lend money to any of its officers, directors and employees or to invest in associates thereof. The SBA also prohibits, without prior SBA approval, a “change of control” of an SBLC. A “change of control” is any event which would result in the transfer of the power, direct or indirect, to direct the management and policies of a SBLC, whether through ownership, contractual arrangements or otherwise. SBLCs are periodically examined and audited by the SBA to determine compliance with SBA regulations.

DETERMINATION OF NET ASSET VALUE

We determine the net asset value of our investment portfolio each quarter by subtracting our total liabilities from the fair value of our gross assets.

We conduct the valuation of our assets, pursuant to which our net asset value shall be determined, at all times consistent with GAAP and the 1940 Act. Our valuation procedures are set forth in more detail below.

Securities for which market quotations are readily available on an exchange shall be valued at such price as of the closing price on the day of valuation. We also obtain quotes with respect to certain of our investments from pricing services or brokers or dealers in order to value assets. When doing so, we determine whether the quote obtained is sufficient according to GAAP to determine the fair value of the security. If determined adequate, we will use the quote obtained.

Securities for which reliable market quotations are not readily available or for which the pricing source does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of our Board, does not represent fair value, which we expect may represent a substantial majority of the investments in our portfolio, shall be valued as follows: (i) each portfolio company or investment is initially valued by the investment professionals responsible for the portfolio investment; (ii) preliminary valuation conclusions are documented and discussed with our Senior Lending Team and Executive Committee; (iii) independent third-party valuation firms engaged by, or on behalf of, the Board will conduct independent appraisals, review management’s preliminary valuations and prepare separate preliminary valuation conclusions on a selected basis; and (iv) the Board will discuss valuations and determine the fair value of each investment in our portfolio in good faith.

Determination of the fair value involves subjective judgments and estimates not susceptible to substantiation by auditing procedures. Accordingly, under current auditing standards, the notes to our financial statements refer to the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on our financial statements.

The recommendation of fair value is generally based on the following factors, as relevant:

•        the nature and realizable value of any collateral;

•        the portfolio company’s ability to make payments;

•        the portfolio company’s earnings and discounted cash flow;

•        the markets in which the issuer does business; and

•        comparisons to publicly traded securities.

Securities for which market quotations are not readily available or for which a pricing source is not sufficient may include, but are not limited to, the following:

•        private placements and restricted securities that do not have an active trading market;

•        securities whose trading has been suspended or for which market quotes are no longer available;

•        debt securities that have recently gone into default and for which there is no current market;

•        securities whose prices are stale;

•        securities affected by significant events; and

•        securities that our investment professional believe were priced incorrectly.

Determination of fair value involves subjective judgments and estimates. Accordingly, the notes to our financial statements will express the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on our financial statements.

Determinations in Connection with Future Offerings

At a Special Meeting of Stockholders on July 26, 2018, our common stockholders approved a proposal that allowed us to issue common stock at a discount from our NAV per share, effective from the date of approval until June 14, 2019, the date of the 2019 annual meeting of our stockholders. We have requested that stockholders approve a similar proposal that would allow us to issue common stock at a discount from our NAV per share at a special meeting of shareholders, which we expect to take place on August 2, 2019. If the proposal is approved, in connection with a future offering, we may issue shares of common stock at a discount from our NAV if the majority of our non-interested directors approve and determine that such issuance is in the Company’s and shareholders’ best interests, and subject to certain limitations, including that the number of shares sold may not exceed 20% of the Company’s then outstanding common stock.

In the absence of stockholder approval to issue shares at a discount to NAV, in connection with future offerings of shares of our common stock, our Board or an authorized committee thereof will be required to make a good faith determination that we are not selling shares of our common stock at a price below the then current net asset value of our common stock at the time at which the sale is made. Our Board or an authorized committee thereof will consider the following factors, among others, in making such a determination:

•        the net asset value of our common stock disclosed in the most recent periodic report that we filed with the SEC;

•        our management’s assessment of whether any material change in the net asset value of our common stock has occurred (including through the realization of gains on the sale of our portfolio securities) during the period beginning on the date of the most recently disclosed net asset value of our common stock and ending as of a time within 48 hours (excluding Sundays and holidays) of the sale of our common stock; and

•        the magnitude of the difference between (i) a value that our Board or an authorized committee thereof has determined reflects the current (as of a time within 48 hours, excluding Sundays and holidays) net asset value of our common stock, which is based upon the net asset value of our common stock disclosed in the most recent periodic report that we filed with the SEC, as adjusted to reflect our management’s assessment of any material change in the net asset value of our common stock since the date of the most recently disclosed net asset value of our common stock, and (ii) the offering price of the shares of our common stock in the proposed offering.

Moreover, to the extent that there is even a remote possibility that we may (i) issue shares of our common stock at a price per share below the then current net asset value per share of our common stock at the time at which the sale is made or (ii) trigger the undertaking (which we provide in certain registration statements we file with the SEC) to suspend the offering of shares of its common stock if the net asset value per share of our common stock fluctuates by certain amounts in certain circumstances until the prospectus is amended, our Board will elect, in the case of clause (i) above, either to postpone the offering until such time that there is no longer the possibility of the occurrence of such event or to undertake to determine the net asset value per share of its common stock within two days prior to any such sale to ensure that such sale will not be below its then current net asset value per share, and, in the case of clause (ii) above, to comply with such undertaking or to undertake to determine the net asset value per share of its common stock to ensure that such undertaking has not been triggered.

These processes and procedures are part of our compliance policies and procedures. Records will be made contemporaneously with all determinations described in this section and these records will be maintained with other records that we are required to maintain under the 1940 Act.

SALES OF COMMON STOCK BELOW NET ASSET VALUE

At a Special Meeting of Stockholders on July 26, 2018, our common stockholders approved a proposal that would allow us to issue common stock at a discount from our net asset value (“NAV”) per share, effective from the date of approval until June 14, 2019, the date of the 2019 annual meeting of our stockholders. Under the proposal we have agreed to limit the number of shares that we issue at a price below net asset value pursuant to this authorization so that the aggregate dilutive effect on our then outstanding shares will not exceed 20%. Our Board, subject to its fiduciary duties and regulatory requirements, would have the discretion to determine the amount of the discount, and as a result, the discount could be up to 100% of net asset value per share.

In order to sell shares pursuant to any authorization, a majority of our directors who have no financial interest in the sale and a majority of our independent directors must:

•        find that the sale is in our best interests and in the best interests of our stockholders; and

•        in consultation with any underwriter or underwriters or sales manager or sales managers of the offering, make a good faith determination as of a time either immediately prior to the first solicitation by us or on our behalf of firm commitments to purchase such shares, or immediately prior to the issuance of such shares of common stock, that the price at which such shares are to be sold is not less than a price which closely approximates the market value of such shares, less any distributing commission or discount.

In making a determination that an offering below net asset value per share is in our and our stockholders’ best interests, our Board considers a variety of factors, including matters such as:

•        The effect that an offering below net asset value per share would have on our stockholders, including the potential dilution they would experience as a result of the offering;

•        The amount per share by which the offering price per share and the net proceeds per share are less than the most recently determined net asset value per share;

•        The relationship of recent market prices of common stock to net asset value per share and the potential impact of the offering on the market price per share of our common stock;

•        Whether the estimated offering price would closely approximate the market value of our shares;

•        The potential market impact of being able to raise capital during the current financial market difficulties;

•        The nature of any new investors anticipated to acquire shares of common stock in the offering;

•        The anticipated rate of return on and quality, type and availability of investments; and

•        The leverage available to us.

Sales by us of our common stock at a discount from the net asset value per share pose potential risks for our existing stockholders whether or not they participate in the offering, as well as for new investors who participate in the offering. The following three headings and accompanying tables will explain and provide hypothetical examples on the impact of an offering at a price less than the net asset value per share on three different set of investors:

•        existing stockholders who do not purchase any shares of common stock in the offering;

•        existing stockholders who purchase a relatively small amount of shares of common stock in the offering or a relatively large amount of shares of common stock in the offering; and

•        new investors who become stockholders by purchasing shares of common stock in the offering.

The tables below provide hypothetical examples of the impact that an offering at a price less than net asset value per share may have on the net asset value per share of stockholders and investors who do and do not participate in such an offering. However, the tables below do not show, nor are they intended to show, any potential changes in market price that may occur from an offering at a price less than net asset value per share and it is not possible to predict any potential market price change that may occur from such an offering.

Impact on Existing Stockholders Who Do Not Participate in an Offering of Common Stock

Our existing stockholders who do not participate in an offering below net asset value per share or who do not buy additional shares of common stock in the secondary market at the same or lower price we obtain in the offering (after expenses and commissions) face the greatest potential risk of an immediate decrease (often called dilution) in the net asset value of the shares of common stock they hold and their net asset value per share. These stockholders will also experience a disproportionately greater decrease in their participation in our earnings and assets and their voting power than the increase we will experience in our assets, potential earning power and voting interests due to the offering. These stockholders may also experience a decline in the market price of their shares of common stock, which often reflects to some degree announced or potential increases and decreases in net asset value per share. This decrease could be more pronounced as the size of the offering and level of discounts increases.

The following chart illustrates the level of net asset value dilution that would be experienced by a nonparticipating stockholder in three different hypothetical offerings of different sizes and levels of discount from net asset value per share. It is not possible to predict the level of market price decline that may occur.

The examples assume that the issuer has 19,072,971 common shares outstanding, $681,734,000 in total assets and $382,728,000 in total liabilities. The current net asset value and net asset value per share are thus $292,006,000 and $15.31. The chart illustrates the dilutive effect on Stockholder A of (1) an offering of 953,649 shares of common stock (5% of the outstanding shares of common stock) at $15.27 per share after offering expenses and commission (a 5% discount from net asset value), (2) an offering of 1,907,297 shares of common stock (10% of the outstanding shares of common stock) at $15.17 per share after offering expenses and commissions (a 10% discount from net asset value), (3) an offering of 3,814,594 shares of common stock (20% of the outstanding shares of common stock) at $14.80 per share after offering expenses and commissions (a 20% discount from net asset value) and (4) an offering of 3,814,594 shares of common stock (20% of the outstanding shares of common stock) at $0.02 per share after offering expenses and commissions (a 100% discount from net asset value).

		Example 1 5% Offering at 5% Discount		Example 2 10% Offering at 10% Discount		Example 3 20% Offering at 20% Discount		Example 4 20% Offering at 100% Discount
Prior to Sale Below NAV	Prior to Sale	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public	—	$15.31	—	$14.50	—	$12.89	—	$0.02	—
Net Proceeds per Share to Issuer	—	$14.54	—	$13.78	—	$12.25	—	$0.02	—
Decrease to Net Asset Value
Total Shares Outstanding	19,072,971	20,026,620	5.00%	20,980,268	10.00%	22,887,565	20.00%	22,887,565	20.00%
Net Asset Value per Share	$15.31	$15.27	(0.24%)	$15.17	(0.91%)	$14.80	(3.33%)	$12.76	-16.65%
Dilution to Nonparticipating Stockholder
Shares Held by Stockholder A	190,730	190,730	—	190,730	—	190,730	—	190,730	—
Percentage Held by Stockholder A	1.00%	0.95%	(4.76%)	0.91%	(9.09%)	0.83%	(16.67%)	0.83%	(16.67%)
Total Net Asset Value Held by Stockholder A	$2,920,072	$2,913,108	(0.24%)	$2,893,515	(0.91%)	$2,822,726	(3.33%)	$2,434,019	(16.65%)
Total Investment by Stockholder A (Assumed to be $15.31 per Share)	$2,920,072	$2,920,072	—	$2,920,072	—	$2,920,072	—	$2,920,072	—
Total Dilution to Stockholder A (Total Net Asset Value Less Total Investment)	—	$(6,964)	—	$(26,557)	—	$(97,346)	—	$(486,053)	—
Net Asset Value per Share Held by Stockholder A	$15.31	$15.27	—	$15.17	—	$14.80	—	$12.76	—
Investment per Share Held by Stockholder A (Assumed to be $15.31 per Share on Shares Held Prior to Sale)	$15.31	$15.31	—	$15.31	—	$15.31	—	$15.31	—
Dilution per Share Held by Stockholder A (Net Asset Value per Share Less Investment per Share)	—	$(0.04)	—	$(0.14)	—	$(0.51)	—	$(2.55)	—
Percentage Dilution to Stockholder A (Dilution per Share Divided by Investment per Share)	—	—	(0.24%)		(0.91%)		(3.33%)		(16.65%)

Impact on Existing Stockholders Who Do Participate in an Offering of Common Stock

Our existing stockholders who participate in an offering below net asset value per share or who buy additional shares of common stock in the secondary market at the same or lower price as we obtain in the offering (after expenses and commissions) will experience the same types of net asset value dilution as the nonparticipating stockholders, albeit at a lower level, to the extent they purchase less than the same percentage of the discounted offering as their interest in our shares of common stock immediately prior to the offering. The level of net asset value dilution will decrease as the number of shares of common stock such stockholders purchase increases. Existing stockholders who buy more than such percentage will experience net asset value dilution on their existing shares but will, in contrast to existing stockholders who purchase less than their proportionate share of the offering, experience an increase (often called accretion) in average net asset value per share over their investment per share and will also experience a disproportionately greater increase in their participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests due to the offering. The level of accretion will increase as the excess number of shares of common stock such stockholders purchases increases. Even a stockholder who over-participates will, however, be subject to the risk that we may make additional discounted offerings in which such stockholder does not participate, in which case such a stockholder will experience net asset value dilution as described above in such subsequent offerings. These stockholders may also experience a decline in the market price of their shares of common stock, which often reflects to some degree announced or potential decreases in net asset value per share. This decrease could be more pronounced as the size of the offering and level of discounts increases.

The following chart illustrates the level of dilution and accretion in the hypothetical 20% discount offering from the prior chart for a stockholder that acquires shares of common stock equal to (1) 50% of its proportionate share of the offering (i.e., 19,073 shares of common stock, which is 0.5% of an offering of 3,814,594 shares of common stock) rather than its 1.00% proportionate share and (2) 150% of such percentage (i.e. 57,219 shares of common stock, which is 1.5% of an offering of 3,814,594 shares of common stock rather than its 0.10% proportionate share). It is not possible to predict the level of market price decline that may occur.

		50% Participation		150% Participation
Prior to Sale Below NAV	Prior to Sale	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public	—	$12.89	—	$12.89	—
Net Proceeds per Share to Issuer	—	$12.25	—	$12.25	—
Decrease/Increase to Net Asset Value
Total Shares Outstanding	19,072,971	22,887,565	20.00%	22,887,565	20.00%
Net Asset Value per Share	$15.31	$14.80	(3.33%)	$14.80	(3.33%)
Dilution/Accretion to Participating Stockholder
Shares Held by Stockholder A	190,730	209,803	10.00%	247,949	30.00%
Percentage Held by Stockholder A	1.00%	0.92%	(8.33%)	1.08%	8.33%
Total Net Asset Value Held by Stockholder A	$2,920,072	$3,104,999	6.33%	$3,669,544	25.67%
Total Investment by Stockholder A (Assumed to be $15.31 per Share)	—	$3,165,973	—	$3,657,774	—
Total Dilution/Accretion to Stockholder A (Total Net Asset Value Less Total Investment)	—	$(60,974)	—	$11,770	—
Net Asset Value per Share held by Stockholder A	$15.31	$15.09	(1.44%)	$14.75	(3.64%)
Investment per Share held by Stockholder A (Assumed to be $15.31 per Share on Shares Held Prior to Sale)	—	$14.80	—	$14.80	—
Dilution/Accretion per Share Held by Stockholder A (Net Asset Value per Share Less Investment per Share)	—	$(0.29)	—	$0.05	—
Percentage Dilution to Stockholder A (Dilution/Accretion per Share Divided by Investment per Share)	—	—	(1.96%)	—	0.32%

Impact on New Investors of Common Stock

Investors who are not currently stockholders and who participate in an offering of our common stock below net asset value but whose investment per share is greater than the resulting net asset value per share due to selling compensation and expenses paid by the issuer will experience an immediate decrease, albeit small, in the net asset value of their shares of common stock and their net asset value per share compared to the price they pay for their shares of common stock. Investors who are not currently stockholders and who participate in an offering below net asset value per share and whose investment per share is also less than the resulting net asset value per share due to selling compensation and expenses paid by the issuer being significantly less than the discount per share will experience an immediate increase in the net asset value of their shares of common stock and their net asset value per share compared to the price they pay for their shares of common stock. These investors will experience a disproportionately greater participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests. These investors will, however, be subject to the risk that we may make additional discounted offerings in which such new stockholder does not participate, in which case such new stockholder will experience dilution as described above in such subsequent offerings. These investors may also experience a decline in the market price of their shares of common stock, which often reflects to some degree announced or potential increases and decreases in net asset value per share. This decrease could be more pronounced as the size of the offering and level of discounts increases.

The following chart illustrates the level of dilution or accretion for new investors that would be experienced by a new investor in the same hypothetical 5%, 10% and 20% discounted offerings as described in the first chart above. The illustration is for a new investor who purchases the same percentage (1.00%) of the shares of common stock in the offering as Stockholder A in the prior examples held immediately prior to the offering. It is not possible to predict the level of market price decline that may occur.

		Example 1 5% Offering at 5% Discount		Example 2 10% Offering at 10% Discount		Example 3 20% Offering at 20% Discount
Prior to Sale Below NAV	Prior to Sale	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public	—	$15.31	—	$14.50	—	$12.89	—
Net Proceeds per Share to Issuer	—	$14.54	—	$13.78	—	$12.25	—
Decrease to Net Asset Value
Total Shares Outstanding	19,072,971	20,026,620	5.00%	20,980,268	10.00%	22,887,565	20.00%
Net Asset Value per Share	$15.31	$15.27	(0.24%)	$15.17	(0.91%)	$14.80	(3.33%)
Dilution/Accretion to a New Investor
Shares Held by Investor A	190,730	9,536	—	19,073	—	38,146	—
Percentage Held by Investor A	1.00%	0.05%	—	0.09%	—	0.17%	—
Total Net Asset Value Held by Investor A	$2,920,072	$145,655	—	$289,351	—	$564,545	—
Total Investment by Investor A (Assumed to be $15.31 per Share)	$2,920,072	$146,004	—	$276,638	—	$491,802	—
Total Dilution to Investor A (Total Net Asset Value Less Total Investment)	—	$(348)	—	$12,713	—	$72,744	—
Net Asset Value per Share Held by Investor A	$15.31	$15.27	—	$15.17	—	$14.80	—
Investment per Share Held by Investor A (Assumed to be $15.31 per Share on Shares Held Prior to Sale)	$15.31	$15.31	—	$14.50	—	$12.89	—
Dilution per Share Held by Investor A (Net Asset Value per Share Less Investment per Share)	—	$(0.04)	—	$0.67	—	$1.91	—
Percentage Dilution to Investor A (Dilution per Share Divided by Investment per Share)	—	—	(0.24%)		4.60%		14.79%

DIVIDEND REINVESTMENT PLAN

We have adopted a dividend reinvestment plan that provides for reinvestment of our dividends and other distributions on behalf of our stockholders, unless a stockholder elects to receive cash as provided below. As a result, if our Board authorizes, and we declare, a cash distribution, our stockholders who have not “opted out” of our dividend reinvestment plan will have their cash distributions automatically reinvested in additional shares of our common stock, rather than receiving the cash distributions. In this way, a stockholder can maintain an undiluted investment in us and still allow us to pay out the required distributable income.

No action will be required on the part of a registered stockholder to have his cash distribution reinvested in shares of our common stock. A registered stockholder may elect to receive an entire distribution in cash by notifying American Stock Transfer & Trust Company, LLC, the plan administrator and our transfer agent and registrar, in writing so that such notice is received by the plan administrator by the record date for distributions to stockholders. The plan administrator will set up an account for shares acquired through the plan for each stockholder who has not elected to receive distributions in cash and hold such shares in non-certificated form. Upon request by a stockholder participating in the plan, received in writing not less than 10 days prior to the record date, the plan administrator will, instead of crediting shares to the participant’s account, issue a certificate registered in the participant’s name for the number of whole shares of our common stock and a check for any fractional share.

Those stockholders whose shares are held by a broker or other financial intermediary may receive distributions in cash by notifying their broker or other financial intermediary of their election.

We expect to use primarily newly issued shares to implement the plan, whether our shares are trading at a premium or at a discount to net asset value. Under such circumstances, the number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the distribution payable to such stockholder by the market price per share of our common stock at the close of regular trading on the valuation date for such distribution. Market price per share on that date will be the closing price for such shares on the national securities exchange on which our shares are then listed or, if no sale is reported for such day, at the average of their reported bid and asked prices. We reserve the right to purchase shares in the open market in connection with our implementation of the plan. Shares purchased in open market transactions by the plan administrator will be allocated to a stockholder based on the average purchase price, excluding any brokerage charges or other charges, of all shares of common stock purchased in the open market.

There will be no brokerage charges or other charges to stockholders who participate in the plan. The plan administrator’s fees under the plan will be paid by us. If a participant elects by written notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the participant’s account and remit the proceeds to the participant, the plan administrator is authorized to deduct a transaction fee of $15.00 plus a $0.10 per share brokerage commission from the proceeds.

Stockholders who receive distributions in the form of stock are subject to the same federal, state and local tax consequences as are stockholders who elect to receive their distributions in cash. A stockholder’s basis for determining gain or loss upon the sale of stock received in a distribution from us will be equal to the total dollar amount of the distribution payable to the stockholder. Any stock received in a distribution will have a new holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account.

Participants may terminate their accounts under the plan by notifying the plan administrator via its website at www.amstock.com , by filling out the transaction request form located at the bottom of their statement and sending it to the plan administrator at the address set forth below or by calling the plan administrator at 1-800-278-4353.

The plan may be terminated by us upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any distribution by us. All correspondence concerning the plan should be directed to the plan administrator by mail at American Stock Transfer & Trust Company, LLC, 6201 15th Avenue, Brooklyn, New York 11219 or by phone at 1-800-278-4353.

CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of certain U.S. federal income tax considerations applicable to us and to an investment in our shares. This summary does not purport to be a complete description of the income tax considerations applicable to such an investment. For example, we have not described tax consequences that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, a trader in securities that elects to use a market-to-market method of accounting for its securities holdings, pension plans and trusts, and financial institutions. This summary assumes that investors hold our common stock as capital assets (within the meaning of the Code). The discussion is based upon the Code, Treasury regulations, and administrative and judicial interpretations, each as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the IRS regarding this offering. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets.

This summary does not discuss the consequences of an investment in our preferred stock, subscription rights, debt securities or warrants representing rights to purchase shares of our preferred stock, common stock or debt securities. The U.S. federal income tax consequences of such an investment will be discussed in the relevant prospectus supplement.

A “U.S. stockholder” generally is a beneficial owner of shares of our common stock who is for U.S. federal income tax purposes:

•        A citizen or individual resident of the United States;

•        A corporation or other entity treated as a corporation, for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any political subdivision thereof;

•        A trust if a court within the United States is asked to exercise primary supervision over the administration of the trust and one or more United States persons have the authority to control all substantive decisions of the trust (or a trust which has made a valid election to be treated as a U.S. trust); or

•        An estate, the income of which is subject to U.S. federal income taxation regardless of its source.

A “Non-U.S. stockholder” generally is a beneficial owner of shares of our common stock who is not a U.S. stockholder. If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds shares of our common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective stockholder that is a partner of a partnership holding shares of our common stock should consult his, her or its tax advisers with respect to the purchase, ownership and disposition of shares of our common stock.

Tax matters are very complicated and the tax consequences to an investor of an investment in our shares will depend on the facts of his, her or its particular situation. We encourage investors to consult their own tax advisers regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

Election to be Taxed as a RIC

As a BDC, we have elected to be treated, and intend to qualify annually, as a RIC under Subchapter M of the Code, beginning with our 2015 taxable year. As a RIC, we generally will not have to pay corporate-level U.S. federal income taxes on any income that we distribute to our stockholders as dividends. To qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, to qualify for RIC tax treatment we must distribute to our stockholders, for each taxable year, at least 90% of our “investment company taxable income,” which is generally our ordinary income plus the excess of our realized net short-term capital gains over our realized net long-term capital losses (the “Annual Distribution Requirement”).

Taxation as a Regulated Investment Company

For any taxable year in which we:

•        qualify as a RIC; and

•        satisfy the Annual Distribution Requirement,

We generally will not be subject to U.S. federal income tax on the portion of our income we distribute (or are deemed to distribute) to stockholders. We will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gains not distributed (or deemed distributed) to our stockholders.

We will be subject to a 4% nondeductible U.S. federal excise tax on certain undistributed income unless we distribute in a timely manner an amount at least equal to the sum of (1) 98% of our net ordinary income for each calendar year, (2) 98.2% of our capital gain net income for the one-year period ending October 31 in that calendar year and (3) any income recognized, but not distributed, in preceding years and on which we paid no corporate-level income tax (the “Excise Tax Avoidance Requirement”). We generally will endeavor in each taxable year to make sufficient distributions to our stockholders to avoid any U.S. federal excise tax on our earnings.

In order to qualify as a RIC for U.S. federal income tax purposes, we must, among other things:

•        continue to qualify as a BDC under the 1940 Act at all times during each taxable year;

•        derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to loans of certain securities, gains from the sale of stock or other securities, net income from certain “qualified publicly traded partnerships,” or other income derived with respect to our business of investing in such stock or securities (the “90% Income Test”); and

•        diversify our holdings so that at the end of each quarter of the taxable year:

•        at least 50% of the value of our assets consists of cash, cash equivalents, U.S. Government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer; and

•        no more than 25% of the value of our assets is invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades or businesses or of certain “qualified publicly traded partnerships” (the “Diversification Tests”).

Qualified earnings may exclude such income as management fees received in connection with our subsidiaries or other potential outside managed funds and certain other fees.

We may be required to recognize taxable income in circumstances in which we do not receive cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with PIK interest or, in certain cases, increasing interest rates or issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. We may also have to include in income other amounts that we have not yet received in cash, such as PIK interest, deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock, or certain income with respect to equity investments in foreign corporations. Because any original issue discount or other amounts accrued will be included in our investment company taxable income for the year of accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement, even though we will not have received any corresponding cash amount. The Company does not currently hold investments that have original issue discount.

Gain or loss realized by us from the sale or exchange of warrants acquired by us as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. Such gain or loss generally will be long-term or short-term, depending on how long we held a particular warrant.

Although we do not presently expect to do so, we are authorized to borrow funds and to sell assets in order to satisfy the Annual Distribution Requirement and the Excise Tax Avoidance Requirement. However, under the 1940 Act, we are not permitted to make distributions to our stockholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. Moreover, our ability to dispose of assets to meet our distribution requirements may be limited by: (1) the illiquid nature of our portfolio and/or (2) other requirements relating to our status as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, we may make such dispositions at times that, from an investment standpoint, are not advantageous. If we are prohibited from making distributions or are unable to obtain cash from other sources to make the distributions, we may fail to qualify as a RIC, which would result in us becoming subject to corporate-level federal income tax.

In addition, we will be partially dependent on our subsidiaries for cash distributions to enable us to meet the RIC distribution requirements. Some of our subsidiaries may be limited by the Small Business Investment Act of 1958, as amended, and SBA regulations, from making certain distributions to us that may be necessary to maintain our tax treatment as a RIC. We may have to request a waiver of the SBA’s restrictions for our subsidiaries to make certain distributions to maintain our RIC tax treatment. We cannot assure you that the SBA will grant such waiver. If our subsidiaries are unable to obtain a waiver, compliance with the SBA regulations may cause us to fail to qualify for tax treatment as a RIC, which would result in us becoming subject to corporate-level federal income tax.

The remainder of this discussion assumes that we qualify as a RIC and have satisfied the Annual Distribution Requirement.

Any transactions in options, futures contracts, constructive sales, hedging, straddle, conversion or similar transactions, and forward contracts will be subject to special tax rules, the effect of which may be to accelerate income to us, defer losses, cause adjustments to the holding periods of our investments, convert long-term capital gains into short-term capital gains, convert short-term capital losses into long-term capital losses or have other tax consequences. These rules could affect the amount, timing and character of distributions to stockholders. We do not currently intend to engage in these types of transactions.

A RIC is limited in its ability to deduct expenses in excess of its “investment company taxable income” (which is, generally, ordinary income plus net realized short-term capital gains in excess of net realized long-term capital losses). If our expenses in a given year exceed gross taxable income (e.g., as the result of large amounts of equity-based compensation), we would experience a net operating loss for that year. However, a RIC is not permitted to carry forward net operating losses to subsequent years. In addition, expenses can be used only to offset investment company taxable income, not net capital gain. Due to these limits on the deductibility of expenses, we may for tax purposes have aggregate taxable income for several years that we are required to distribute and that is taxable to our stockholders even if such income is greater than the aggregate net income we actually earned during those years. Such required distributions may be made from our cash assets or by liquidation of investments, if necessary. We may realize gains or losses from such liquidations. In the event we realize net capital gains from such transactions, you may receive a larger capital gain distribution than you would have received in the absence of such transactions.

Investment income received from sources within foreign countries, or capital gains earned by investing in securities of foreign issuers, may be subject to foreign income taxes withheld at the source. In this regard, withholding tax rates in countries with which the United States does not have a tax treaty are often as high as 35% or more. The United States has entered into tax treaties with many foreign countries that may entitle us to a reduced rate of tax or exemption from tax on this related income and gains. The effective rate of foreign tax cannot be determined at this time since the amount of our assets to be invested within various countries is not now known. We do not anticipate being eligible for the special election that allows a RIC to treat foreign income taxes paid by such RIC as paid by its stockholders.

If we purchase shares in a “passive foreign investment company,” or PFIC, we may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by us to our stockholders. Additional charges in the nature of interest may be imposed on us in respect of deferred taxes arising from such distributions or gains. If we invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Code, or QEF, in lieu of the foregoing requirements, we will be required to include in income each year a portion of the ordinary earnings and net capital gain of the QEF, even if such income is not distributed to it. Alternatively, we can elect to mark-to-market at the end of each taxable year our shares in a PFIC; in this case, we will recognize as ordinary income any increase in the value of such shares and as ordinary loss any decrease in such value to the extent it does not exceed prior increases included in income. Under either election, we may be required to recognize in a year income in excess of our distributions from PFICs and our proceeds from dispositions of PFIC stock during that year, and such income will nevertheless be subject to the Annual Distribution Requirement and will be taken into account for purposes of the 4% U.S. federal excise tax. We intend to limit and/or manage our holdings in PFICs to minimize our liability for any taxes and related interest charges.

Foreign exchange gains and losses realized by us in connection with certain transactions involving non-dollar debt securities, certain foreign currency futures contracts, foreign currency option contracts, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Code provisions that generally treat such gains and losses as ordinary income and losses and may affect the amount, timing and character of distributions to our stockholders. Any such transactions that are not directly related to our investment in securities (possibly including speculative currency positions or currency derivatives not used for hedging purposes) could, under future Treasury regulations, produce income not among the types of “qualifying income” from which a RIC must derive at least 90% of its annual gross income.

Taxation of U.S. Stockholders

Distributions by us generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of our “investment company taxable income” (which is, generally, our net ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional shares of our common stock. To the extent such distributions paid by us to non-corporate stockholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions (“Qualifying Dividends”) may be eligible for a maximum tax rate of 20%, provided holding period and other requirements are met at both the stockholder and company levels. In this regard, it is anticipated that distributions paid by us will generally not be attributable to dividends and, therefore, generally will not qualify for the 20% maximum rate applicable to Qualifying Dividends. Distributions of our net capital gains (which are generally our realized net long-term capital gains in excess of realized net short-term capital losses) properly reported by us as “capital gain dividends” in written statements furnished to our stockholders will be taxable to a U.S. stockholder as long-term capital gains that are currently taxable at a maximum rate of 20% in the case of individuals, trusts or estates, regardless of the U.S. stockholder’s holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such stockholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder.

We may retain some or all of our realized net long-term capital gains in excess of realized net short-term capital losses, but designate the retained net capital gain as a “deemed distribution.” In that case, among other consequences, we will pay tax on the retained amount, each U.S. stockholder will be required to include his, her or its share of the deemed distribution in income as if it had been actually distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit equal to his, her or its allocable share of the tax paid thereon by us. Because we expect to pay tax on any retained capital gains at our regular corporate tax rate, and because that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual U.S. stockholders will be treated as having paid will exceed the tax they owe on the capital gain distribution and such excess generally may be refunded or claimed as a credit against the U.S. stockholder’s other U.S. federal income tax obligations or may be refunded to the extent it exceeds a stockholder’s liability for federal income tax. A stockholder that is not subject to federal income tax or otherwise required to file a federal income tax return would be required to file a federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder’s cost basis for his, her or its common stock. In order to utilize the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a “deemed distribution.”

In accordance with certain applicable Treasury regulations and published guidance issued by the IRS, a publicly offered RIC may treat a distribution of its own stock as fulfilling its RIC distribution requirements if each stockholder may elect to receive his or her entire distribution in either cash or stock of the RIC, subject to a limitation that the aggregate amount of cash to be distributed to all stockholders must be at least 20% of the aggregate declared distribution. If too many stockholders elect to receive cash, the cash available for distribution must be allocated among the stockholders electing to receive cash (with the balance of the distribution paid in stock). In no event will any stockholder, electing to receive cash, the lesser of (a) the portion of the distribution such stockholder has elected to receive in cash or (b) an amount equal to his or her entire distribution times the percentage limitation on cash available for distribution. If these and certain other requirements are met, for U.S. federal income tax purposes, the amount of the dividend paid in stock will be equal to the amount of cash that could have been received instead of stock. We have no current intention of paying dividends in shares of our stock in accordance with these Treasury regulations or published guidance.

For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of the deduction for ordinary income and capital gain dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by our U.S. stockholders on December 31 of the year in which the dividend was declared.

If an investor purchases shares of our common stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the investor will be subject to tax on the distribution even though economically it may represent a return of his, her or its investment.

A U.S. stockholder generally will recognize taxable gain or loss if the U.S. stockholder sells or otherwise disposes of his, her or its shares of our common stock. The amount of gain or loss will be measured by the difference between such U.S. stockholder’s adjusted tax basis in the common stock sold and the amount of the proceeds received in exchange. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the U.S. stockholder has held his, her or its shares for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if other shares of our common stock are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

In general, U.S. stockholders taxed at individual rates currently are subject to a maximum U.S. federal income tax rate of 20% on their net capital gain (i.e., the excess of realized net long-term capital gains over realized net short-term capital losses), including any long-term capital gain derived from an investment in our shares. Such rate is lower than the maximum rate on ordinary income currently payable by such U.S. stockholders. In addition, individuals with modified adjusted gross incomes in excess of $200,000 ($250,000 in the case of married individuals filing jointly) and certain estates and trusts are subject to an additional 3.8% tax on their “net investment income,” which generally includes net income from interest, dividends, annuities, royalties, and rents, and net capital gains (other than certain amounts earned from trades or businesses). Corporate U.S. stockholders currently are subject to U.S. federal income tax on net capital gain at the maximum 21% rate also applied to ordinary income. Non-corporate U.S. stockholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year any net capital losses of a non-corporate U.S. stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate U.S. stockholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.

We (or the applicable withholding agent) will send to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, a notice reporting, on a per share and per distribution basis, the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally will be reported to the IRS (including the amount of dividends, if any, eligible for the 20% maximum rate). Dividends paid by us generally will not be eligible for the dividends-received deduction or the preferential tax rate applicable to Qualifying Dividends because our income generally will not consist of dividends. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. stockholder’s particular situation.

We may be required to withhold U.S. federal income tax (“backup withholding”) from all distributions to any U.S. stockholder (other than a stockholder that otherwise qualifies for an exemption) (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding or (2) with respect to whom the IRS notifies us that such stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder’s federal income tax liability, provided that proper information is provided to the IRS.

U.S. stockholders that hold their common stock through foreign accounts or intermediaries will be subject to U.S. withholding tax at a rate of 30% on dividends if certain disclosure requirements related to U.S. accounts are not satisfied.

Dividend Reinvestment Plan.    We have adopted a dividend reinvestment plan through which all dividend distributions are paid to our stockholders in the form of additional shares of our common stock, unless a stockholder elects to receive cash in accordance with the terms of the plan. See “Dividend Reinvestment Plan”. Any distributions made to a U.S. stockholder that are reinvested under the plan will nevertheless remain taxable to the U.S. stockholder. The U.S. stockholder will have an adjusted tax basis in the additional shares of our common stock purchased through the plan equal to the amount of the reinvested distribution. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account.

Taxation of Non-U.S. Stockholders

Whether an investment in the shares is appropriate for a Non-U.S. stockholder will depend upon that person’s particular circumstances. An investment in the shares by a Non-U.S. stockholder may have adverse tax consequences. Non-U.S. stockholders should consult their tax advisers before investing in our common stock.

Distributions of our “investment company taxable income” to Non-U.S. stockholders (including interest income and realized net short-term capital gains in excess of realized long-term capital losses, which generally would be free of withholding if paid to Non-U.S. stockholders directly) will be subject to withholding of federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits unless an applicable exception applies. If the distributions are effectively connected with a U.S. trade or business of the Non-U.S. stockholder, we will not be required to withhold federal tax if the Non-U.S. stockholder complies with applicable certification and disclosure requirements, although the distributions will be subject to U.S. federal income tax at the rates applicable to U.S. persons. (Special certification requirements apply to a Non-U.S. stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisers).

However, no withholding is required with respect to certain distributions if (i) the distributions are properly reported to our stockholders as “interest-related dividends” or “short-term capital gain dividends” in written statements to our stockholders, (ii) the distributions are derived from sources specified in the Code for such dividends and (iii) certain other requirements are satisfied. Currently, we do not anticipate that any significant amount of our distributions would be reported as eligible for this exemption from withholding.

Actual or deemed distributions of our net capital gains to a Non-U.S. stockholder, and gains realized by a Non-U.S. stockholder upon the sale of our common stock, will not be subject to federal withholding tax and generally will not be subject to federal income tax unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. stockholder.

The tax consequences to Non-U.S. stockholders entitled to claim the benefits of an applicable tax treaty or who are individuals present in the United States for 183 days or more during a taxable year may be different from those described herein. Non-U.S. stockholders are urged to consult their tax advisers with respect to the procedure for claiming the benefit of a lower treaty rate and the applicability of foreign taxes.

If we distribute our net capital gains in the form of deemed rather than actual distributions, a Non-U.S. stockholder will be entitled to a U.S. federal income tax credit or tax refund equal to the stockholder’s allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the Non-U.S.

stockholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the Non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return. For a corporate Non-U.S. stockholder, distributions (both actual and deemed), and gains realized upon the sale of our common stock that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty). Accordingly, investment in the shares may not be appropriate for a Non-U.S. stockholder.

A Non-U.S. stockholder who is a non-resident alien individual, and who is otherwise subject to withholding of federal tax, may be subject to information reporting and backup withholding of U.S. federal income tax on dividends unless the Non-U.S. stockholder provides us or the dividend paying agent with an IRS Form W-8BEN or Form W-8BEN-E (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. stockholder or otherwise establishes an exemption from backup withholding.

Legislation commonly referred to as “FATCA” generally imposes a 30% withholding tax on payments of certain types of income to foreign financial institutions that either fail to enter into an agreement with the U.S. Treasury to report certain required information with respect to accounts held by U.S. persons (or held by foreign entities that have U.S. persons as substantial owners), or that reside in countries that have not entered into inter-governmental agreements with the U.S. to provide such information. The types of income subject to the tax include U.S. source interest and dividends. The information required to be reported includes the identity and taxpayer identification number of each account holder that is a U.S. person and transaction activity within the holder’s account. In addition, subject to certain exceptions, FATCA also imposes a 30% withholding on payments to foreign entities that are not financial institutions unless the foreign entity certifies that it does not have a greater than 10% U.S. owner or provides the withholding agent with identifying information on each greater than 10% U.S. owner. When these provisions become effective, depending on the status of a Non-U.S. Holder and the status of the intermediaries through which they hold their shares, Non-U.S. Holders could be subject to this 30% withholding tax with respect to distributions on their shares and proceeds from the sale of their shares. Under certain circumstances, a Non-U.S. Holder might be eligible for refunds or credits of such taxes.

Non-U.S. persons should consult their own tax advisers with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares.

Failure to Qualify as a Regulated Investment Company

If we fail to satisfy the 90% Income Test or the Diversification Tests for any taxable year, we may nevertheless continue to qualify as a RIC for such year if certain relief provisions are applicable (which may, among other things, require us to pay certain corporate-level federal taxes or to dispose of certain assets).

If we were unable to qualify for treatment as a RIC and the foregoing relief provisions are not applicable, we would be subject to tax on all of our taxable income at regular corporate rates, regardless of whether we make any distributions to our stockholders. Distributions would not be required, and any distributions would be taxable to our stockholders as ordinary dividend income to the extent of our current and accumulated earnings and profits and, subject to certain limitations, may be eligible for the 20% maximum rate for non-corporate taxpayers provided certain holding period and other requirements were met. Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends-received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain. Generally, a non-taxable return of capital will reduce an investor’s basis in our stock for federal tax purposes, which will result in higher tax liability when the stock is sold. Stockholders should read any written disclosure accompanying a distribution carefully and should not assume that the source of any distribution is our ordinary income or gains. Certain such written disclosures will present a calculation of return of capital on a tax accounting basis. To requalify as a RIC in a subsequent taxable year, we would be required to satisfy the RIC qualification requirements for that year and dispose of any earnings and profits from any year in which we failed to qualify as a RIC. Subject to a limited exception applicable to RICs that qualified as such under Subchapter M of the Code for at least one year prior to disqualification and that requalify as a RIC no later than the second year following the non-qualifying year, we could be subject to tax on any unrealized net built-in gains in the assets held by us during the period in which we failed to qualify as a RIC that are recognized within the subsequent 5 years, unless we made a special election to pay corporate-level tax on such built-in gain at the time of our requalification as a RIC.

DESCRIPTION OF OUR CAPITAL STOCK

The following description is based on relevant portions of the Maryland General Corporation Law and on our charter and bylaws. This summary is not necessarily complete, and we refer you to Maryland Law and our charter and bylaws for a more detailed description of the provisions summarized below.

Stock

Our authorized stock consists of 200,000,000 shares of stock, par value $0.02 per share, all of which are initially designated as common stock. Our common stock is traded on the Nasdaq Global Market under the ticker symbol “NEWT.” Under Maryland law, our stockholders generally are not personally liable for our debts or obligations.

The following are our outstanding classes of securities as of July 1, 2019:

(1) Title of Class	(2) Amount Authorized	(3) Amount Held by Us or for Our Account	(4) Amount Outstanding Exclusive of Amounts Shown Under (3)
Common stock, par value $0.02 per share	200,000,000	—	19,122,508(1)

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(1)      An equity compensation plan has been adopted to cover up to 3,000,000 shares, but no options have been awarded.

Under our charter, our Board is authorized to classify and reclassify any unissued shares of stock into other classes or series of stock without obtaining stockholder approval. Our charter also provides that the Board, without any action by our stockholders, may amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue.

Common Stock

All shares of our common stock have equal rights as to earnings, assets, voting, and distributions and, when they are issued, will be duly authorized, validly issued, fully paid and non-assessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our Board and declared by us out of assets legally available therefor. Shares of our common stock have no preemptive, conversion or redemption rights and are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In the event of our liquidation, dissolution or winding up, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock can elect all of our directors, and holders of less than a majority of such shares will be unable to elect any director.

Preferred Stock

Our charter authorizes our Board to classify and reclassify any unissued shares of stock into other classes or series of stock, including preferred stock. The cost of any such reclassification would be borne by our existing common stockholders. Prior to issuance of shares of each class or series, the Board is required by Maryland law and by our charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the Board could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. You should note, however, that any issuance of preferred stock must comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (1) immediately after issuance and before any distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of our gross assets after deducting the amount of such distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if distributions on such preferred stock are in arrears by two full years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions. However, we do not currently have any plans to issue preferred stock.

Options and Restricted Stock

From time to time, at the discretion of the Compensation, Corporate Governance and Nominating Committee, the Company intends to grant stock options to the named executive officers and other employees to create a clear and strong alignment between compensation and stockholder return and to enable the named executive officers and other employees to develop and maintain a stock ownership position in the company that will vest over time and act as an incentive for the employee to remain with the Company. Stock options may be granted pursuant to the Newtek Business Services Corp. 2014 Plan. See “Executive Compensation — Equity-Based Compensation” for a description of equity-based compensation.

On May 10, 2016, the SEC issued order for exemptive relief that, with the stockholders’ approval we received on July 27, 2016, allows us to take certain actions that would otherwise be prohibited by the 1940 Act, as applicable to business development companies. Specifically, the SEC order permits us to (i) issue restricted stock awards to our officers, employees and directors and (ii) issue stock options to our non-employee directors.

We also may in the future request exemptive relief to permit us to grant dividend equivalent right to our option holders. However, there is no assurance that we will receive any such exemptive relief.

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Our charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

Our charter authorizes us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while serving as our director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in such capacity and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. Our bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while serving as our director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in that capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. The charter and bylaws also permit us to indemnify and advance expenses to any person who served a predecessor of us in any of the capacities described above and any of our employees or agents or any employees or agents of our predecessor. In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Maryland law requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received unless, in either case, a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

Certain Provisions of the Maryland General Corporation Law and Our Charter and Bylaws

The Maryland General Corporation Law and our charter and bylaws contain provisions that could make it more difficult for a potential acquirer to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our Board. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

Classified Board of Directors

Our Board is divided into three classes of directors serving staggered three-year terms. The first expires in 2018, the second class expires in 2019, and the third class expires in 2020. Upon expiration of their current terms, directors of each class will be elected to serve for three-year terms and until their successors are duly elected and qualify and each year one class of directors will be elected by the stockholders. A classified board may render a change in control of us or removal of our incumbent management more difficult. We believe, however, that the longer time required to elect a majority of a classified board of directors will help to ensure the continuity and stability of our management and policies.

Election of Directors

Our charter and bylaws provide that the affirmative vote of the holders of a plurality of the outstanding shares of stock entitled to vote in the election of directors cast at a meeting of stockholders duly called and at which a quorum is present will be required to elect a director. Pursuant to our charter our Board may amend the bylaws to alter the vote required to elect directors.

Number of Directors; Vacancies; Removal

Our charter provides that the number of directors will be set only by the Board in accordance with our bylaws. Our bylaws provide that a majority of our entire Board may at any time increase or decrease the number of directors. However, unless our bylaws are amended, the number of directors may never be less than one nor more than twelve. Our charter provides that, at such time as we have at least three independent directors and our common stock is registered under the Securities Exchange Act of 1934, as amended, we elect to be subject to the provision of Subtitle 8 of Title 3 of the Maryland General Corporation Law regarding the filling of vacancies on the board of directors. Accordingly, at such time, except as may be provided by the Board in setting the terms of any class or series of preferred stock, any and all vacancies on the Board may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.

Our charter provides that a director may be removed only for cause, as defined in our charter, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of directors.

Action by Stockholders

Under the Maryland General Corporation Law, stockholder action can be taken only at an annual or special meeting of stockholders or (unless the charter provides for stockholder action by less than unanimous written consent, which our charter does not) by unanimous written consent in lieu of a meeting. These provisions, combined with the requirements of our bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals

Our bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the Board and the proposal of business to be considered by stockholders may be made only (a) pursuant to our notice of the meeting, (b) by the Board or (c) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of our bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the Board at a special meeting may be made only (1) pursuant to our notice of the meeting, (2) by the Board or (3) provided that the Board has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws.

The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our Board a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our Board, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our Board any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

Calling of Special Meetings of Stockholders

Our bylaws provide that special meetings of stockholders may be called by our Board and certain of our officers. Additionally, our bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by the secretary of the corporation upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.

Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws

Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Our charter generally provides for approval of charter amendments and extraordinary transactions by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. Our charter also provides that certain charter amendments, any proposal for our conversion, whether by charter amendment, merger or otherwise, from a closed-end company to an open-end company and any proposal for our liquidation or dissolution requires the approval of the stockholders entitled to cast at least a majority of the votes entitled to be cast on such matter. However, if such amendment or proposal is approved by a majority of our continuing directors (in addition to approval by our Board), such amendment or proposal may be approved by a majority of the votes entitled to be cast on such a matter. The “continuing directors” are defined in our charter as (1) our current directors, (2) those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of our current directors then on the Board or (3) any successor directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of continuing directors or the successor continuing directors then in office. In any event, in accordance with the requirements of the 1940 Act, any amendment or proposal that would have the effect of changing the nature of our business so as to cause us to cease to be, or to withdraw our election as, a BDC would be required to be approved by a majority of our outstanding voting securities, as defined under the 1940 Act.

Our charter and bylaws provide that the Board will have the exclusive power to make, alter, amend or repeal any provision of our bylaws. In a Special Meeting of Stockholders held on July 26, 2018, our stockholders rejected a proposal that would have allowed our stockholders to amend our bylaws.

No Appraisal Rights

Except with respect to appraisal rights arising in connection with the Control Share Act discussed below, as permitted by the Maryland General Corporation Law, our charter provides that stockholders will not be entitled to exercise appraisal rights unless a majority of the Board shall determine such rights apply.

Control Share Acquisitions

The Maryland General Corporation Law provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter (the “Control Share Act”). Shares owned by the acquirer, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquirer or in respect of which the acquirer is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquirer to exercise voting power in electing directors within one of the following ranges of voting power:

•        one-tenth or more but less than one-third;

•        one-third or more but less than a majority; or

•        a majority or more of all voting power.

The requisite stockholder approval must be obtained each time an acquirer crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of control shares, subject to certain exceptions.

A person who has made or proposes to make a control share acquisition may compel the Board of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.

If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may redeem for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to redeem control shares is subject to certain conditions and limitations, including compliance with the 1940 Act. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquirer or of any meeting of stockholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a stockholders meeting and the acquirer becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquirer in the control share acquisition.

The Control Share Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the charter or bylaws of the corporation. Our bylaws contain a provision exempting from the Control Share Act any and all acquisitions by any person of our shares of stock. There can be no assurance that such provision will not be amended or eliminated at any time in the future. However, the SEC staff has taken the position that, under the 1940 Act, an investment company may not avail itself of the Control Share Act. As a result, we will amend our bylaws to be subject to the Control Share Act only if the Board determines that it would be in our best interests and, after notification, the SEC staff does not object to our determination that our being subject to the Control Share Act does not conflict with the 1940 Act.

Business Combinations

Under Maryland law, “business combinations” between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder (the “Business Combination Act”). These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

•        any person who beneficially owns 10% or more of the voting power of the corporation’s outstanding voting stock; or

•        an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then outstanding voting stock of the corporation.

A person is not an interested stockholder under this statute if the board of directors approved in advance the transaction by which the stockholder otherwise would have become an interested stockholder. However, in approving a transaction, the board of directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board.

After the five-year prohibition, any business combination between the Maryland corporation and an interested stockholder generally must be recommended by the board of directors of the corporation and approved by the affirmative vote of at least:

•        80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

•        two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

These super-majority vote requirements do not apply if the corporation’s common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.

The statute permits various exemptions from its provisions, including business combinations that are exempted by the board of directors before the time that the interested stockholder becomes an interested stockholder. Our Board has adopted a resolution that any business combination between us and any other person is exempted from the provisions of the Business Combination Act, provided that the business combination is first approved by Board, including a majority of the directors who are not interested persons as defined in the 1940 Act. This resolution may be altered or repealed in whole or in part at any time; however, our Board will adopt resolutions so as to make us subject to the provisions of the Business Combination Act only if the Board determines that it would be in our best interests and if the SEC staff does not object to our determination that our being subject to the Business Combination Act does not conflict with the 1940 Act. If this resolution is repealed, or the Board does not otherwise approve a business combination, the statute may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer.

Conflict with 1940 Act

Our bylaws provide that, if and to the extent that any provision of the Maryland General Corporation Law, including the Control Share Act (if we amend our bylaws to be subject to such Act) and the Business Combination Act, or any provision of our charter or bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

DESCRIPTION OF OUR PREFERRED STOCK

In addition to shares of common stock, our charter authorizes the issuance of preferred stock. We may issue preferred stock from time to time, although we have no immediate intention to do so. If we offer preferred stock under this prospectus, we will issue an appropriate prospectus supplement. We may issue preferred stock from time to time in one or more classes or series, without stockholder approval. Prior to issuance of shares of each class or series, our Board is required by Maryland law and by our charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Any such an issuance must adhere to the requirements of the 1940 Act, Maryland law and any other limitations imposed by law.

The following is a general description of the terms of the preferred stock we may issue from time to time. Particular terms of any preferred stock we offer will be described in the prospectus supplement relating to such preferred stock.

If we issue preferred stock, it will pay dividends to the holders of the preferred stock at either a fixed rate or a rate that will be reset frequently based on short-term interest rates, as described in a prospectus supplement accompanying each preferred share offering.

The 1940 Act requires, among other things, that (1) immediately after issuance and before any distribution is made with respect to common stock, the liquidation preference of the preferred stock, together with all other senior securities, must not exceed an amount equal to 50% (or 33.33% under certain circumstances) of our total assets (taking into account such distribution), (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on the preferred stock are in arrears by two years or more and (3) such shares be cumulative as to dividends and have a complete preference over our common stock to payment of their liquidation preference in the event of a dissolution.

For any series of preferred stock that we may issue, our Board will determine and the articles supplementary and prospectus supplement relating to such series will describe:

•        the designation and number of shares of such series;

•        the rate, whether fixed or variable, and time at which any dividends will be paid on shares of such series, as well as whether such dividends are participating or non-participating;

•        any provisions relating to convertibility or exchangeability of the shares of such series;

•        the rights and preferences, if any, of holders of shares of such series upon our liquidation, dissolution or winding up of our affairs;

•        the voting powers, if any, of the holders of shares of such series;

•        any provisions relating to the redemption of the shares of such series;

•        any limitations on our ability to pay dividends or make distributions on, or acquire or redeem, other securities while shares of such series are outstanding;

•        any conditions or restrictions on our ability to issue additional shares of such series or other securities;

•        if applicable, a discussion of certain U.S. federal income tax considerations; and

•        any other relative powers, preferences and participating, optional or special rights of shares of such series, and the qualifications, limitations or restrictions thereof.

All shares of preferred stock that we may issue will be identical and of equal rank except as to the particular terms thereof that may be fixed by our Board, and all shares of each series of preferred stock will be identical and of equal rank except as to the dates from which dividends, if any, thereon will be cumulative.

DESCRIPTION OF OUR SUBSCRIPTION RIGHTS

General

We may issue subscription rights to our stockholders to purchase common stock. Subscription rights may be issued independently or together with any other offered security and may or may not be transferable by the person purchasing or receiving the subscription rights. In connection with a subscription rights offering to our stockholders, we would distribute certificates evidencing the subscription rights and a prospectus supplement to our stockholders on the record date that we set for receiving subscription rights in such subscription rights offering.

The applicable prospectus supplement would describe the following terms of subscription rights in respect of which this prospectus is being delivered:

•        the period of time the offering would remain open (which shall be open a minimum number of days such that all record holders would be eligible to participate in the offering and shall not be open longer than 120 days);

•        the title of such subscription rights;

•        the exercise price for such subscription rights (or method of calculation thereof);

•        the ratio of the offering (which, in the case of transferable rights, will require a minimum of three shares to be held of record before a person is entitled to purchase an additional share);

•        the number of such subscription rights issued to each stockholder;

•        the extent to which such subscription rights are transferable and the market on which they may be traded if they are transferable;

•        if applicable, a discussion of certain U.S. federal income tax considerations applicable to the issuance or exercise of such subscription rights;

•        the date on which the right to exercise such subscription rights shall commence, and the date on which such right shall expire (subject to any extension);

•        the extent to which such subscription rights include an over-subscription privilege with respect to unsubscribed securities and the terms of such over-subscription privilege;

•        any termination right we may have in connection with such subscription rights offering; and

•        any other terms of such subscription rights, including exercise, settlement and other procedures and limitations relating to the transfer and exercise of such subscription rights.

Exercise Of Subscription Rights

Each subscription right would entitle the holder of the subscription right to purchase for cash such amount of shares of common stock at such exercise price as shall in each case be set forth in, or be determinable as set forth in, the prospectus supplement relating to the subscription rights offered thereby. Subscription rights may be exercised at any time up to the close of business on the expiration date for such subscription rights set forth in the prospectus supplement. After the close of business on the expiration date, all unexercised subscription rights would become void.

Subscription rights may be exercised as set forth in the prospectus supplement relating to the subscription rights offered thereby. Upon receipt of payment and the subscription rights certificate properly completed and duly executed at the corporate trust office of the subscription rights agent or any other office indicated in the prospectus supplement we will forward, as soon as practicable, the shares of common stock purchasable upon such exercise. To the extent permissible under applicable law, we may determine to offer any unsubscribed offered securities directly to persons other than stockholders, to or through agents, underwriters or dealers or through a combination of such methods, as set forth in the applicable prospectus supplement.

Dilutive Effects

Any stockholder who chooses not to participate in a rights offering should expect to own a smaller interest in the Company upon completion of such rights offering. Any rights offering will dilute the ownership interest and voting power of stockholders who do not fully exercise their subscription rights. Further, because the net proceeds per share from any rights offering may be lower than our then current net asset value per share, the rights offering may reduce our net asset value per share. The amount of dilution that a stockholder will experience could be substantial, particularly to the extent we engage in multiple rights offerings within a limited time period. In addition, the market price of our common stock could be adversely affected while a rights offering is ongoing as a result of the possibility that a significant number of additional shares may be issued upon completion of such rights offering. All of our stockholders will also indirectly bear the expenses associated with any rights offering we may conduct, regardless of whether they elect to exercise any rights.

DESCRIPTION OF OUR WARRANTS

The following is a general description of the terms of the warrants we may issue from time to time. Particular terms of any warrants we offer will be described in the prospectus supplement relating to such warrants.

We may issue warrants to purchase shares of our common stock. Such warrants may be issued independently or together with shares of common stock and may be attached or separate from such shares of common stock. We will issue each series of warrants under a separate warrant agreement to be entered into between us and a warrant agent. The warrant agent will act solely as our agent and will not assume any obligation or relationship of agency for or with holders or beneficial owners of warrants.

A prospectus supplement will describe the particular terms of any series of warrants we may issue, including the following:

•        the title of such warrants;

•        the aggregate number of such warrants;

•        the price or prices at which such warrants will be issued;

•        the currency or currencies, including composite currencies, in which the price of such warrants may be payable;

•        the number of shares of common stock issuable upon exercise of such warrants;

•        the price at which and the currency or currencies, including composite currencies, in which the shares of common stock purchasable upon exercise of such warrants may be purchased;

•        the date on which the right to exercise such warrants shall commence and the date on which such right will expire;

•        whether such warrants will be issued in registered form or bearer form;

•        if applicable, the minimum or maximum amount of such warrants which may be exercised at any one time;

•        if applicable, the number of such warrants issued with each share of common stock;

•        if applicable, the date on and after which such warrants and the related shares of common stock will be separately transferable;

•        information with respect to book-entry procedures, if any;

•        if applicable, a discussion of certain U.S. federal income tax considerations; and

•        any other terms of such warrants, including terms, procedures and limitations relating to the exchange and exercise of such warrants.

The Company and the warrant agent may amend or supplement the warrant agreement for a series of warrants without the consent of the holders of the warrants issued thereunder to effect changes that are not inconsistent with the provisions of the warrants and that do not materially and adversely affect the interests of the holders of the warrants.

Under the 1940 Act, we may generally only offer warrants provided that (1) the warrants expire by their terms within ten years; (2) the exercise or conversion price is not less than the current market value at the date of issuance; (3) our stockholders authorize the proposal to issue such warrants, and our Board approves such issuance on the basis that the issuance is in the best interests of the Company and its stockholders; and (4) if the warrants are accompanied by other securities, the warrants are not separately transferable unless no class of such warrants and the securities accompanying them has been publicly distributed. The 1940 Act also provides that the amount of our voting securities that would result from the exercise of all outstanding warrants at the time of issuance may not exceed 25.0% of our outstanding voting securities.

DESCRIPTION OF OUR DEBT SECURITIES

We may issue debt securities in one or more series. The specific terms of each series of debt securities will be described in the particular prospectus supplement relating to that series. The prospectus supplement may or may not modify the general terms found in this prospectus and will be filed with the SEC. For a complete description of the terms of a particular series of debt securities, you should read both this prospectus and the prospectus supplement relating to that particular series.

As required by federal law for all bonds and notes of companies that are publicly offered, the debt securities are governed by a document called an “indenture.” An indenture is a contract between us and the financial institution acting as trustee on your behalf, and is subject to and governed by the Trust Indenture Act of 1939, as amended. The trustee has two main roles. First, the trustee can enforce your rights against us if we default. There are some limitations on the extent to which the trustee acts on your behalf, described in the second paragraph under “— Events of Default — Remedies if an Event of Default Occurs.” Second, the trustee performs certain administrative duties for us with respect to the debt securities.

This section includes a description of the material provisions of the indenture. Because this section is a summary, however, it does not describe every aspect of the debt securities and the indenture. We urge you to read the indenture because it, and not this description, defines your rights as a holder of debt securities. A copy of the form of indenture is attached, or incorporated by reference, as an exhibit to the registration statement of which this prospectus is a part. We will file a supplemental indenture with the SEC in connection with any debt offering, at which time the supplemental indenture would be publicly available. See “Available Information” for information on how to obtain a copy of the indenture.

The prospectus supplement, which will accompany this prospectus, will describe the particular series of debt securities being offered by including:

•        the designation or title of the series of debt securities;

•        the total principal amount of the series of debt securities;

•        the percentage of the principal amount at which the series of debt securities will be offered;

•        the date or dates on which principal will be payable;

•        the rate or rates (which may be either fixed or variable) and/or the method of determining such rate or rates of interest, if any;

•        the date or dates from which any interest will accrue, or the method of determining such date or dates, and the date or dates on which any interest will be payable;

•        whether any interest may be paid by issuing additional securities of the same series in lieu of cash (and the terms upon which any such interest may be paid by issuing additional securities);

•        the terms for redemption, extension or early repayment, if any;

•        the currencies in which the series of debt securities are issued and payable;

•        whether the amount of payments of principal, premium or interest, if any, on a series of debt securities will be determined with reference to an index, formula or other method (which could be based on one or more currencies, commodities, equity indices or other indices) and how these amounts will be determined;

•        the place or places, if any, other than or in addition to the Borough of Manhattan in the City of New York, of payment, transfer, conversion and/or exchange of the debt securities;

•        the denominations in which the offered debt securities will be issued (if other than $1,000 and any integral multiple thereof);

•        the provision for any sinking fund;

•        any restrictive covenants;

•        any Events of Default (as defined in “Events of Default” below);

•        whether the series of debt securities are issuable in certificated form;

•        any provisions for defeasance or covenant defeasance;

•        any special federal income tax implications, including, if applicable, federal income tax considerations relating to original issue discount;

•        whether and under what circumstances we will pay additional amounts in respect of any tax, assessment or governmental charge and, if so, whether we will have the option to redeem the debt securities rather than pay the additional amounts (and the terms of this option);

•        any provisions for convertibility or exchangeability of the debt securities into or for any other securities;

•        whether the debt securities are subject to subordination and the terms of such subordination;

•        whether the debt securities are secured and the terms of any security interest;

•        the listing, if any, on a securities exchange; and

•        any other terms. The debt securities may be secured or unsecured obligations. Under the provisions of the 1940 Act, we, as a BDC, pursuant to the approval of our stockholders, are permitted to issue debt only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 150% after each issuance of debt, but giving effect to any exemptive relief granted to us by the SEC. See “Regulation.” Unless the prospectus supplement states otherwise, principal (and premium, if any) and interest, if any, will be paid by us in immediately available funds.

General

The indenture provides that any debt securities proposed to be sold under this prospectus and the accompanying prospectus supplement (“offered debt securities”) may be issued under the indenture in one or more series.

For purposes of this prospectus, any reference to the payment of principal of, or premium or interest, if any, on, debt securities will include additional amounts if required by the terms of the debt securities.

The indenture does not limit the amount of debt securities that may be issued thereunder from time to time. Debt securities issued under the indenture, when a single trustee is acting for all debt securities issued under the indenture, are called the “indenture securities.” The indenture also provides that there may be more than one trustee thereunder, each with respect to one or more different series of indenture securities. See “— Resignation of Trustee” below. At a time when two or more trustees are acting under the indenture, each with respect to only certain series, the term “indenture securities” means the one or more series of debt securities with respect to which each respective trustee is acting. In the event that there is more than one trustee under the indenture, the powers and trust obligations of each trustee described in this prospectus will extend only to the one or more series of indenture securities for which it is trustee. If two or more trustees are acting under the indenture, then the indenture securities for which each trustee is acting would be treated as if issued under separate indentures.

Except as described under “— Events of Default” and “— Merger or Consolidation” below, the indenture does not contain any provisions that give you protection in the event we issue a large amount of debt or we are acquired by another entity.

We refer you to the prospectus supplement for information with respect to any deletions from, modifications of or additions to the Events of Default or our covenants, as applicable, that are described below, including any addition of a covenant or other provision providing event risk protection or similar protection.

We have the ability to issue indenture securities with terms different from those of indenture securities previously issued and, without the consent of the holders thereof, to reopen a previous issue of a series of indenture securities and issue additional indenture securities of that series unless the reopening was restricted when that series was created.

No person from whom we borrow will, in its capacity as either a lender or debt security holder, have either a veto power or a vote in approving or changing any of our operating policies or investment strategies, as applicable.

Conversion and Exchange

If any debt securities are convertible into or exchangeable for other securities, the prospectus supplement will explain the terms and conditions of the conversion or exchange, including the conversion price or exchange ratio (or the calculation method), the conversion or exchange period (or how the period will be determined), if conversion or exchange will be mandatory or at the option of the holder or us, provisions for adjusting the conversion price or the exchange ratio, and provisions affecting conversion or exchange in the event of the redemption of the underlying debt securities. These terms may also include provisions under which the number or amount of other securities to be received by the holders of the debt securities upon conversion or exchange would be calculated according to the market price of the other securities as of a time stated in the prospectus supplement.

Issuance of Securities in Registered Form

We may issue the debt securities in registered form, in which case we may issue them either in book-entry form only or in “certificated” form. Debt securities issued in book-entry form will be represented by global securities. We expect that we will usually issue debt securities in book-entry only form represented by global securities.

Book-Entry Holders

We will issue registered debt securities in book-entry form only, unless we specify otherwise in the applicable prospectus supplement. This means debt securities will be represented by one or more global securities registered in the name of a depositary that will hold them on behalf of financial institutions that participate in the depositary’s book-entry system. These participating institutions, in turn, hold beneficial interests in the debt securities held by the depositary or its nominee. These institutions may hold these interests on behalf of themselves or customers.

Under the indenture, only the person in whose name a debt security is registered is recognized as the holder of that debt security. Consequently, for debt securities issued in book-entry form, we will recognize only the depositary as the holder of the debt securities and we will make all payments on the debt securities to the depositary. The depositary will then pass along the payments it receives to its participants, which in turn will pass the payments along to their customers who are the beneficial owners. The depositary and its participants do so under agreements they have made with one another or with their customers; they are not obligated to do so under the terms of the debt securities.

As a result, investors will not own debt securities directly. Instead, they will own beneficial interests in a global security, through a bank, broker or other financial institution that participates in the depositary’s book-entry system or holds an interest through a participant. As long as the debt securities are represented by one or more global securities, investors will be indirect holders, and not holders, of the debt securities.

Street Name Holders

In the future, we may issue debt securities in certificated form or terminate a global security. In these cases, investors may choose to hold their debt securities in their own names or in “street name.” Debt securities held in street name are registered in the name of a bank, broker or other financial institution chosen by the investor, and the investor would hold a beneficial interest in those debt securities through the account he or she maintains at that institution.

For debt securities held in street name, we will recognize only the intermediary banks, brokers and other financial institutions in whose names the debt securities are registered as the holders of those debt securities, and we will make all payments on those debt securities to them. These institutions will pass along the payments they receive to their customers who are the beneficial owners, but only because they agree to do so in their customer agreements or because they are legally required to do so. Investors who hold debt securities in street name will be indirect holders, and not holders, of the debt securities.

Legal Holders

Our obligations as well as the obligations of the applicable trustee and those of any third parties employed by us or the applicable trustee, run only to the legal holders of the debt securities. We do not have obligations to investors who hold beneficial interests in global securities, in street name or by any other indirect means. This will be the case whether an investor chooses to be an indirect holder of a debt security or has no choice because we are issuing the debt securities only in book-entry form.

For example, once we make a payment or give a notice to the holder, we have no further responsibility for the payment or notice even if that holder is required, under agreements with depositary participants or customers or by law, to pass it along to the indirect holders but does not do so. Similarly, if we want to obtain the approval of the holders for any purpose (for example, to amend an indenture or to relieve us of the consequences of a default or of our obligation to comply with a particular provision of an indenture), we would seek the approval only from the holders, and not the indirect holders, of the debt securities. Whether and how the holders contact the indirect holders is up to the holders.

When we refer to you in this Description of Our Debt Securities, we mean those who invest in the debt securities being offered by this prospectus, whether they are the holders or only indirect holders of those debt securities. When we refer to your debt securities, we mean the debt securities in which you hold a direct or indirect interest.

Special Considerations for Indirect Holders

If you hold debt securities through a bank, broker or other financial institution, either in book-entry form or in street name, we urge you to check with that institution to find out:

•        how it handles securities payments and notices;

•        whether it imposes fees or charges;

•        how it would handle a request for the holders’ consent, if ever required;

•        whether and how you can instruct it to send you debt securities registered in your own name so you can be a holder, if that is permitted in the future for a particular series of debt securities;

•        how it would exercise rights under the debt securities if there were a default or other event triggering the need for holders to act to protect their interests; and

•        if the debt securities are in book-entry form, how the depositary’s rules and procedures will affect these matters.

Global Securities

As noted above, we usually will issue debt securities as registered securities in book-entry form only. A global security represents one or any other number of individual debt securities. Generally, all debt securities represented by the same global securities will have the same terms.

Each debt security issued in book-entry form will be represented by a global security that we deposit with and register in the name of a financial institution or its nominee that we select. The financial institution that we select for this purpose is called the depositary. Unless we specify otherwise in the applicable prospectus supplement, The Depository Trust Company, New York, New York, known as DTC, will be the depositary for all debt securities issued in book-entry form.

A global security may not be transferred to or registered in the name of anyone other than the depositary or its nominee, unless special termination situations arise. We describe those situations below under “— Termination of a Global Security.” As a result of these arrangements, the depositary, or its nominee, will be the sole registered owner and holder of all debt securities represented by a global security, and investors will be permitted to own only beneficial interests in a global security. Beneficial interests must be held by means of an account with a broker, bank or other financial institution that in turn has an account with the depositary or with another institution that has an account with the depositary. Thus, an investor whose security is represented by a global security will not be a holder of the debt security, but only an indirect holder of a beneficial interest in the global security.

Special Considerations for Global Securities

As an indirect holder, an investor’s rights relating to a global security will be governed by the account rules of the investor’s financial institution and of the depositary, as well as general laws relating to securities transfers. The depositary that holds the global security will be considered the holder of the debt securities represented by the global security. The 6.25% Notes due 2023 and the 7.5% Notes due 2022 have been issued pursuant to a global note.

If debt securities are issued only in the form of a global security, an investor should be aware of the following:

•        an investor cannot cause the debt securities to be registered in his or her name and cannot obtain certificates for his or her interest in the debt securities, except in the special situations we describe below;

•        an investor will be an indirect holder and must look to his or her own bank or broker for payments on the debt securities and protection of his or her legal rights relating to the debt securities, as we describe under “— Issuance of Securities in Registered Form” above;

•        an investor may not be able to sell interests in the debt securities to some insurance companies and other institutions that are required by law to own their securities in non-book-entry form;

•        an investor may not be able to pledge his or her interest in a global security in circumstances where certificates representing the debt securities must be delivered to the lender or other beneficiary of the pledge in order for the pledge to be effective;

•        the depositary’s policies, which may change from time to time, will govern payments, transfers, exchanges and other matters relating to an investor’s interest in a global security. We and the trustee have no responsibility for any aspect of the depositary’s actions or for its records of ownership interests in a global security. We and the trustee also do not supervise the depositary in any way;

•        if we redeem less than all the debt securities of a particular series being redeemed, DTC’s practice is to determine by lot the amount to be redeemed from each of its participants holding that series;

•        an investor is required to give notice of exercise of any option to elect repayment of its debt securities, through its participant, to the applicable trustee and to deliver the related debt securities by causing its participant to transfer its interest in those debt securities, on DTC’s records, to the applicable trustee;

•        DTC requires that those who purchase and sell interests in a global security deposited in its book-entry system use immediately available funds, your broker or bank may also require you to use immediately available funds when purchasing or selling interests in a global security;

•        financial institutions that participate in the depositary’s book-entry system, and through which an investor holds its interest in a global security, may also have their own policies affecting payments, notices and other matters relating to the debt securities; there may be more than one financial intermediary in the chain of ownership for an investor; we do not monitor, nor are we responsible for the actions of, any of those intermediaries.

Termination of a Global Security

If a global security is terminated for any reason, interests in it will be exchanged for certificates in non-book-entry form (certificated securities). After that exchange, the choice of whether to hold the certificated debt securities directly or in street name will be up to the investor. Investors must consult their own banks or brokers to find out how to have their interests in a global security transferred on termination to their own names, so that they will be holders. We have described the rights of legal holders and street name investors under “— Issuance of Securities in Registered Form” above.

The prospectus supplement may list situations for terminating a global security that would apply only to the particular series of debt securities covered by the prospectus supplement. If a global security is terminated, only the depositary, and not us or the applicable trustee, is responsible for deciding the investors in whose names the debt securities represented by the global security will be registered and, therefore, who will be the holders of those debt securities.

Payment and Paying Agents

We will pay interest to the person listed in the applicable trustee’s records as the owner of the debt security at the close of business on a particular day in advance of each due date for interest, even if that person no longer owns the debt security on the interest due date. That day, usually about two weeks in advance of the interest due date, is called the “record date.” Since we will pay all the interest for an interest period to the holders on the record date, holders buying and selling debt securities must work out between themselves the appropriate purchase price. The most common manner is to adjust the sales price of the debt securities to prorate interest fairly between buyer and seller based on their respective ownership periods within the particular interest period. This prorated interest amount is called “accrued interest.”

Payments on Global Securities

We will make payments on a global security in accordance with the applicable policies of the depositary as in effect from time to time. Under those policies, we will make payments directly to the depositary, or its nominee, and not to any indirect holders who own beneficial interests in the global security. An indirect holder’s right to those payments will be governed by the rules and practices of the depositary and its participants, as described under “— Special Considerations for Global Securities.”

Payments on Certificated Securities

We will make payments on a certificated debt security as follows. We will pay interest that is due on an interest payment date to the holder of debt securities as shown on the trustee’s records as of the close of business on the regular record date at our office in New York, New York, as applicable, and/or at other offices that may be specified in the prospectus supplement. We will make all payments of principal and premium, if any, by check at the office of the applicable trustee in New York, New York and/or at other offices that may be specified in the prospectus supplement or in a notice to holders against surrender of the debt security.

Alternatively, at our option, we may pay any cash interest that becomes due on the debt security by mailing a check to the holder at his, her, or its address shown on the trustee’s records as of the close of business on the regular record date or by transfer to an account at a bank in the United States, in either case, on the due date.

Payment When Offices Are Closed

If any payment is due on a debt security on a day that is not a business day, we will make the payment on the next day that is a business day. Payments made on the next business day in this situation will be treated under the indenture as if they were made on the original due date, except as otherwise indicated in the attached prospectus supplement. Such payment will not result in a default under any debt security or the indenture, and no interest will accrue on the payment amount from the original due date to the next day that is a business day.

Book-entry and other indirect holders should consult their banks or brokers for information on how they will receive payments on their debt securities.

Events of Default

You will have rights if an Event of Default occurs in respect of the debt securities of your series and is not cured, as described later in this subsection.

The term “Event of Default” in respect of the debt securities of your series means any of the following:

•        we do not pay the principal of (or premium, if any, on) a debt security of the series within five days of its due date;

•        we do not pay interest on a debt security of the series within 30 days of its due date;

•        we do not deposit any sinking fund payment in respect of debt securities of the series within two business days of its due date;

•        we remain in breach of a covenant in respect of debt securities of the series for 60 days after we receive a written notice of default stating we are in breach (the notice must be sent by either the trustee or holders of at least 25.0% of the principal amount of debt securities of the series);

•        we file for bankruptcy or certain other events of bankruptcy, insolvency or reorganization occur and remain undischarged or unstayed for a period of 90 days; or

•        the series of debt securities has an asset coverage, as such term is defined in the 1940 Act, of less than 100.0% on the last business day of each of 24 consecutive calendar months, giving effect to any exemptive relief granted to us by the SEC; or

•        any other Event of Default in respect of debt securities of the series described in the prospectus supplement occurs.

An Event of Default for a particular series of debt securities does not necessarily constitute an Event of Default for any other series of debt securities issued under the same or any other indenture. The trustee may withhold notice to the holders of debt securities of any default, except in the payment of principal, premium, interest, or sinking or purchase fund installment, if it in good faith considers the withholding of notice to be in the interest of the holders.

Remedies if an Event of Default Occurs

If an Event of Default has occurred and is continuing, the trustee or the holders of not less than 25.0% in principal amount of the debt securities of the affected series may (and the trustee shall at the request of such holders) declare the entire principal amount of all the outstanding debt securities of that series to be due and immediately payable. This is called a declaration of acceleration of maturity. A declaration of acceleration of maturity may be canceled by the holders of a majority in principal amount of the outstanding debt securities of the affected series if (1) we have deposited with the trustee all amounts due and owing with respect to the securities (other than principal that has become due solely by reason of such acceleration) and certain other amounts, and (2) any other Events of Default have been cured or waived.

The trustee is not required to take any action under the indenture at the request of any holders unless the holders offer the trustee protection from expenses and liability reasonably satisfactory to it (called an “indemnity”). If indemnity reasonably satisfactory to the trustee is provided, the holders of a majority in principal amount of the outstanding debt securities of the relevant series may direct the time, method and place of conducting any lawsuit or other formal legal action seeking any remedy available to the trustee. The trustee may refuse to follow those directions in certain circumstances. No delay or omission in exercising any right or remedy will be treated as a waiver of that right, remedy or Event of Default.

Before you are allowed to bypass your trustee and bring your own lawsuit or other formal legal action or take other steps to enforce your rights or protect your interests relating to the debt securities, the following must occur:

•        you must give the trustee written notice that an Event of Default with respect to the relevant series of debt securities has occurred and remains uncured;

•        the holders of at least 25.0% in principal amount of all outstanding debt securities of the relevant series must make a written request that the trustee take action because of the default and must offer indemnity, security, or both reasonably satisfactory to the trustee against the costs, expenses, and other liabilities of taking that action;

•        the trustee must not have taken action for 60 days after receipt of the above notice and offer of indemnity and/or security; and

•        the holders of a majority in principal amount of the debt securities of that series must not have given the trustee a direction inconsistent with the above notice during that 60-day period.

However, you are entitled at any time to bring a lawsuit for the payment of money due on your debt securities on or after the due date.

Book-entry and other indirect holders should consult their banks or brokers for information on how to give notice or direction to or make a request of the trustee and how to declare or cancel an acceleration of maturity.

Each year, we will furnish to each trustee a written statement of certain of our officers certifying that to their knowledge we are in compliance with the indenture and the debt securities, or else specifying any default.

Waiver of Default

Holders of a majority in principal amount of the outstanding debt securities of the affected series may waive any past defaults other than

•        the payment of principal, any premium or interest; or

•        in respect of a covenant that cannot be modified or amended without the consent of each holder.

Merger or Consolidation

Under the terms of the indenture, we are generally permitted to consolidate or merge with another entity. We are also permitted to sell all or substantially all of our assets to another entity. However, we may not take any of these actions unless all the following conditions are met:

•        where we merge out of existence or sells substantially all of our assets, the resulting entity or transferee must agree to be legally responsible for our obligations under the debt securities;

•        the merger or sale of assets must not cause a default on the debt securities and we must not already be in default (unless the merger or sale would cure the default). For purposes of this no-default test, a default would include an Event of Default that has occurred and has not been cured, as described under “Events of Default” above. A default for this purpose would also include any event that would be an Event of Default if the requirements for giving us a notice of default or our default having to exist for a specific period of time were disregarded.

•        we must deliver certain certificates and documents to the trustee; and

•        we must satisfy any other requirements specified in the prospectus supplement relating to a particular series of debt securities.

Modification or Waiver

There are three types of changes we can make to the indenture and the debt securities issued thereunder.

Changes Requiring Your Approval

First, there are changes that we cannot make to your debt securities without your specific approval. The following is a list of those types of changes:

•        change the stated maturity of the principal of or interest on a debt security or the terms of any sinking fund with respect to any security;

•        reduce any amounts due on a debt security;

•        reduce the amount of principal payable upon acceleration of the maturity of an original issue discount or indexed security following a default or upon the redemption thereof or the amount thereof provable in a bankruptcy proceeding;

•        adversely affect any right of repayment at the holder’s option;

•        change the place or currency of payment on a debt security (except as otherwise described in the prospectus or prospectus supplement);

•        impair your right to sue for payment;

•        adversely affect any right to convert or exchange a debt security in accordance with its terms;

•        modify the subordination provisions in the indenture in a manner that is adverse to outstanding holders of the debt securities;

•        reduce the percentage of holders of debt securities whose consent is needed to modify or amend the indenture;

•        reduce the percentage of holders of debt securities whose consent is needed to waive compliance with certain provisions of the indenture or to waive certain defaults;

•        modify any other aspect of the provisions of the indenture dealing with supplemental indentures with the consent of holders, waiver of past defaults, changes to the quorum or voting requirements or the waiver of certain covenants; and

•        change any obligation we have to pay additional amounts.

Changes Not Requiring Approval

The second type of change does not require any vote by the holders of the debt securities. This type is limited to clarifications, establishment of the form or terms of new securities of any series as permitted by the indenture and certain other changes that would not adversely affect holders of the outstanding debt securities in any material respect. We also do not need any approval to make any change that affects only debt securities to be issued under the indenture after the change takes effect.

Changes Requiring Majority Approval

Any other change to the indenture and the debt securities would require the following approval:

•        if the change affects only one series of debt securities, it must be approved by the holders of a majority in principal amount of that series; and

•        if the change affects more than one series of debt securities issued under the same indenture, it must be approved by the holders of a majority in principal amount of all of the series affected by the change, with all affected series voting together as one class for this purpose.

In each case, the required approval must be given by written consent.

The holders of a majority in principal amount of a series of debt securities issued under the indenture, voting together as one class for this purpose, may waive our compliance with some of its covenants applicable to that series of debt securities. However, we cannot obtain a waiver of a payment default or of any of the matters covered by the bullet points included above under “— Changes Requiring Your Approval.”

Further Details Concerning Voting

When taking a vote, we will use the following rules to decide how much principal to attribute to a debt security:

•        for original issue discount securities, we will use the principal amount that would be due and payable on the voting date if the maturity of these debt securities were accelerated to that date because of a default;

•        for debt securities whose principal amount is not known (for example, because it is based on an index), we will use the principal face amount at original issuance or a special rule for that debt security described in the prospectus supplement; and

•        for debt securities denominated in one or more foreign currencies, we will use the U.S. dollar equivalent. Debt securities will not be considered outstanding, and therefore not eligible to vote, if we have deposited or set aside in trust money for their payment or redemption or if we, any other obligor, or any affiliate of us or any obligor own such debt securities. Debt securities will also not be eligible to vote if they have been fully defeased as described later under “— Defeasance — Full Defeasance”.

We will generally be entitled to set any day as a record date for the purpose of determining the holders of outstanding indenture securities that are entitled to vote or take other action under the indenture. However, the record date may not be more than 30 days before the date of the first solicitation of holders to vote on or take such action. If we set a record date for a vote or other action to be taken by holders of one or more series, that vote or action may be taken only by persons who are holders of outstanding indenture securities of those series on the record date and must be taken within 11 months following the record date.

Book-entry and other indirect holders should consult their banks or brokers for information on how approval may be granted or denied if we seek to change the indenture or the debt securities or requests a waiver.

Defeasance

The following provisions will be applicable to each series of debt securities unless we state in the applicable prospectus supplement that the provisions of covenant defeasance and full defeasance will not be applicable to that series.

Covenant Defeasance

Under current U.S. federal tax law and the indenture, we can make the deposit described below and be released from some of the restrictive covenants in the indenture under which the particular series was issued. This is called “covenant defeasance”. In that event, you would lose the protection of those restrictive covenants but would gain the protection of having money and government securities set aside in trust to repay your debt securities. If we achieved covenant defeasance and your debt securities were subordinated as described under “— Indenture Provisions — Subordination” below, such subordination would not prevent the trustee under the indenture from applying the funds available to it from the deposit described in the first bullet below to the payment of amounts due in respect of such debt securities for the benefit of the subordinated debt holders. In order to achieve covenant defeasance, the following must occur:

•        we must deposit in trust for the benefit of all holders of a series of debt securities a combination of cash (in such currency in which such securities are then specified as payable at stated maturity) or government obligations applicable to such securities (determined on the basis of the currency in which such securities are then specified as payable at stated maturity) that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates and any mandatory sinking fund payments or analogous payments;

•        we must deliver to the trustee a legal opinion of our counsel confirming that, under current U.S. federal income tax law, we may make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit;

•        we must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act and a legal opinion and officers’ certificate stating that all conditions precedent to covenant defeasance have been complied with;

•        defeasance must not result in a breach or violation of, or result in a default under, of the indenture or any of our other material agreements or instruments, as applicable;

•        no default or event of default with respect to such debt securities shall have occurred and be continuing and no defaults or events of default related to bankruptcy, insolvency or reorganization shall occur during the next 90 days; and

•        satisfy the conditions for covenant defeasance contained in any supplemental indentures.

If we accomplish covenant defeasance, you can still look to us for repayment of the debt securities if there were a shortfall in the trust deposit or the trustee is prevented from making payment. For example, if one of the remaining Events of Default occurred (such as our bankruptcy) and the debt securities became immediately due and payable, there might be such a shortfall. However, there is no assurance that we would have sufficient funds to make payment of the shortfall.

Full Defeasance

If there is a change in U.S. federal tax law or we obtain an IRS ruling, as described in the second bullet below, we can legally release ourself from all payment and other obligations on the debt securities of a particular series (called “full defeasance”) if we put in place the following other arrangements for you to be repaid:

•        we must deposit in trust for the benefit of all holders of a series of debt securities a combination of cash (in such currency in which such securities are then specified as payable at stated maturity) or government obligations applicable to such securities (determined on the basis of the currency in which such securities are then specified as payable at stated maturity) that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates and any mandatory sinking fund payments or analogous payments;

•        we must deliver to the trustee a legal opinion confirming that there has been a change in current U.S. federal tax law or an IRS ruling that allows us to make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit. Under current U.S. federal tax law, the deposit and our legal release from the debt securities would be treated as though we paid you your share of the cash and notes or bonds at the time the cash and notes or bonds were deposited in trust in exchange for your debt securities and you would recognize gain or loss on the debt securities at the time of the deposit;

•        we must deliver to the trustee a legal opinion of its counsel stating that the above deposit does not require registration by us under the 1940 Act and a legal opinion and officers’ certificate stating that all conditions precedent to defeasance have been complied with;

•        defeasance must not result in a breach or violation of, or constitute a default under, of the indenture or any of our other material agreements or instruments, as applicable;

•        no default or event of default with respect to such debt securities shall have occurred and be continuing and no defaults or events of default related to bankruptcy, insolvency or reorganization shall occur during the next 90 days; and

•        satisfy the conditions for full defeasance contained in any supplemental indentures.

If we ever did accomplish full defeasance, as described above, you would have to rely solely on the trust deposit for repayment of the debt securities. You could not look to us for repayment in the unlikely event of any shortfall. Conversely, the trust deposit would most likely be protected from claims of our lenders and other creditors, as applicable, if we ever became bankrupt or insolvent. If your debt securities were subordinated as described later under “— Indenture Provisions — Subordination”, such subordination would not prevent the trustee under the indenture from applying the funds available to it from the deposit referred to in the first bullet of the preceding paragraph to the payment of amounts due in respect of such debt securities for the benefit of the subordinated debt holders.

Form, Exchange and Transfer of Certificated Registered Securities

If registered debt securities cease to be issued in book-entry form, they will be issued:

•        only in fully registered certificated form;

•        without interest coupons; and

•        unless we indicate otherwise in the prospectus supplement, in denominations of $1,000 and amounts that are multiples of $1,000.

Holders may exchange their certificated securities for debt securities of smaller denominations or combined into fewer debt securities of larger denominations, as long as the total principal amount is not changed and as long as the denomination is greater than the minimum denomination for such securities.

Holders may exchange or transfer their certificated securities at the office of the trustee. We have appointed the trustee to act as its agent for registering debt securities in the names of holders transferring debt securities. We may appoint another entity to perform these functions or perform them ourself.

Holders will not be required to pay a service charge to transfer or exchange their certificated securities, but they may be required to pay any tax or other governmental charge associated with the transfer or exchange. The transfer or exchange will be made only if our transfer agent, as applicable, is satisfied with the holder’s proof of legal ownership.

If we have designated additional transfer agents for your debt security, they will be named in the prospectus supplement. We may appoint additional transfer agents or cancel the appointment of any particular transfer agent. We may also approve a change in the office through which any transfer agent acts.

If any certificated securities of a particular series are redeemable and we redeem less than all the debt securities of that series, we may block the transfer or exchange of those debt securities during the period beginning 15 days before the day we mail the notice of redemption and ending on the day of that mailing, in order to freeze the list of holders to prepare the mailing. We may also refuse to register transfers or exchanges of any certificated securities selected for redemption, except that we will continue to permit transfers and exchanges of the unredeemed portion of any debt security that will be partially redeemed.

If a registered debt security is issued in book-entry form, only the depositary will be entitled to transfer and exchange the debt security as described in this subsection, since it will be the sole holder of the debt security.

Resignation of Trustee

Each trustee may resign or be removed with respect to one or more series of indenture securities provided that a successor trustee is appointed to act with respect to these series and has accepted such appointment. In the event that two or more persons are acting as trustee with respect to different series of indenture securities under the indenture, each of the trustees will be a trustee of a trust separate and apart from the trust administered by any other trustee.

Indenture Provisions — Subordination

Upon any distribution of our assets upon our dissolution, winding up, liquidation or reorganization, the payment of the principal of (and premium, if any) and interest, if any, on any indenture securities denominated as subordinated debt securities is to be subordinated to the extent provided in the indenture in right of payment to the prior payment in full of all Senior Indebtedness (as defined below), but our obligation to you to make payment of the principal of (and premium, if any) and interest, if any, on such subordinated debt securities will not otherwise be affected. In addition, no payment on account of principal (or premium, if any), sinking fund or interest, if any, may be made on such subordinated debt securities at any time unless full payment of all amounts due in respect of the principal (and premium, if any), sinking fund and interest on Senior Indebtedness has been made or duly provided for in money or money’s worth.

In the event that, notwithstanding the foregoing, any payment by us is received by the trustee in respect of subordinated debt securities or by the holders of any of such subordinated debt securities, upon our dissolution, winding up, liquidation or reorganization before all Senior Indebtedness is paid in full, the payment or distribution must be paid over to the holders of the Senior Indebtedness or on their behalf for application to the payment of all the Senior Indebtedness remaining unpaid until all the Senior Indebtedness has been paid in full, after giving effect to any concurrent payment or distribution to the holders of the Senior Indebtedness. Subject to the payment in full of all Senior Indebtedness upon this distribution by us, the holders of such subordinated debt securities will be subrogated to the rights of the holders of the Senior Indebtedness to the extent of payments made to the holders of the Senior Indebtedness out of the distributive share of such subordinated debt securities.

By reason of this subordination, in the event of a distribution of our assets upon our insolvency, certain of our senior creditors may recover more, ratably, than holders of any subordinated debt securities or the holders of any indenture securities that are not Senior Indebtedness. The indenture provides that these subordination provisions will not apply to money and securities held in trust under the defeasance provisions of the indenture.

Senior Indebtedness is defined in the indenture as the principal of (and premium, if any) and unpaid interest on:

•        our indebtedness (including indebtedness of others guaranteed by us) whenever created, incurred, assumed or guaranteed, for money borrowed, that we have designated as “Senior Indebtedness” for purposes of the indenture and in accordance with the terms of the indenture (including any indenture securities designated as Senior Indebtedness), and

•        renewals, extensions, modifications and refinancings of any of this indebtedness. If this prospectus is being delivered in connection with the offering of a series of indenture securities denominated as subordinated debt securities, the accompanying prospectus supplement will set forth the approximate amount of our Senior Indebtedness and of our other Indebtedness outstanding as of a recent date.

Secured Indebtedness and Ranking

Certain of our indebtedness, including certain series of indenture securities, may be secured. The prospectus supplement for each series of indenture securities will describe the terms of any security interest for such series and will indicate the approximate amount of our secured indebtedness as of a recent date. Any unsecured indenture securities will effectively rank junior to any secured indebtedness, including any secured indenture securities, that we incur in the future to the extent of the value of the assets securing such future secured indebtedness. The debt securities, whether secured or unsecured, will rank structurally junior to all existing and future indebtedness (including trade payables) incurred by any subsidiaries, financing vehicles, or similar facilities we may have.

In the event of our bankruptcy, liquidation, reorganization or other winding up any of our assets that secure secured debt will be available to pay obligations on unsecured debt securities only after all indebtedness under such secured debt has been repaid in full from such assets. We advise you that there may not be sufficient assets remaining to pay amounts due on any or all unsecured debt securities then outstanding after fulfillment of this obligation. As a result, the holders of unsecured indenture securities may recover less, ratably, than holders of any of our secured indebtedness.

The Trustee under the Indenture

We intend to use a nationally recognized financial institution to serve as the trustee under the indenture.

Certain Considerations Relating to Foreign Currencies

Debt securities denominated or payable in foreign currencies may entail significant risks. These risks include the possibility of significant fluctuations in the foreign currency markets, the imposition or modification of foreign exchange controls and potential illiquidity in the secondary market. These risks will vary depending upon the currency or currencies involved and will be more fully described in the applicable prospectus supplement.

PLAN OF DISTRIBUTION

We may offer, from time to time, up to $300,000,000 of common stock, preferred stock, subscription rights to purchase shares of common stock, warrants or debt securities, in one or more underwritten public offerings, at-the-market offerings, negotiated transactions, block trades, best efforts or a combination of these methods. There are $293,997,000 of securities available for issuance under this prospectus as a result of our issuance of $6,003,000 in aggregate principal amount of shares of our common stock, par value $0.02 per share, since June 2018.

We may sell our securities through underwriters or dealers, “at-the-market” to or through a market maker into an existing trading market or otherwise directly to one or more purchasers or through agents or through a combination of methods of sale. In the case of a rights offering, the applicable prospectus supplement will set forth the number of shares of our common stock issuable upon the exercise of each right and the other terms of such rights offering. Any underwriter or agent involved in the offer and sale of the securities will be named in the applicable prospectus supplement. A prospectus supplement or supplements will also describe the terms of the offering of the securities, including: the purchase price of the securities and the proceeds we will receive from the sale; any options under which underwriters may purchase additional securities from us; any agency fees or underwriting discounts and other items constituting agents’ or underwriters’ compensation; the public offering price; any discounts or concessions allowed or re-allowed or paid to dealers; and any securities exchange or market on which the securities may be listed. Only underwriters named in the prospectus supplement will be underwriters of the shares offered by the prospectus supplement.

The distribution of the securities may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, or at negotiated prices, provided, however, that the offering price per share of our common stock, less any underwriting commissions or discounts, must equal or exceed the net asset value per share of our common stock at the time of the offering except (i) in connection with a rights offering to our existing stockholders, (ii) with the prior approval of the majority of our common stockholders, or (iii) under such other circumstances as the SEC may permit. Any offering of securities by us that requires the consent of the majority of our common stockholders, must occur, if at all, within one year after receiving such consent. The price at which the securities may be distributed may represent a discount from prevailing market prices.

In connection with the sale of the securities, underwriters or agents may receive compensation from us or from purchasers of the securities, for whom they may act as agents, in the form of discounts, concessions or commissions. Underwriters may sell the securities to or through dealers and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of the securities may be deemed to be underwriters under the Securities Act, and any discounts and commissions they receive from us and any profit realized by them on the resale of the securities may be deemed to be underwriting discounts and commissions under the Securities Act. Any such underwriter or agent will be identified and any such compensation received from us will be described in the applicable prospectus supplement. The maximum aggregate commission or discount to be received by any member of FINRA or independent broker-dealer, including any reimbursements to underwriters or agents for certain fees and legal expenses incurred by them, will not be greater than 10.0% of the gross proceeds of the sale of shares offered pursuant to this prospectus and any applicable prospectus supplement.

Any underwriter may engage in over-allotment, stabilizing transactions, short-covering transactions and penalty bids in accordance with Regulation M under the Exchange Act. Over-allotment involves sales in excess of the offering size, which create a short position. Stabilizing transactions permit bids to purchase the underlying security so long as the stabilizing bids do not exceed a specified maximum price. Syndicate-covering or other short-covering transactions involve purchases of the securities, either through exercise of the option to purchase additional shares from us or in the open market after the distribution is completed, to cover short positions. Penalty bids permit the underwriters to reclaim a selling concession from a dealer when the securities originally sold by the dealer are purchased in a stabilizing or covering transaction to cover short positions. Those activities may cause the price of the securities to be higher than it would otherwise be. If commenced, the underwriters may discontinue any of the activities at any time.

Any underwriters that are qualified market makers on the Nasdaq Global Market may engage in passive market making transactions in our common stock on the Nasdaq Global Market in accordance with Regulation M under the Exchange Act, during the business day prior to the pricing of the offering, before the commencement of offers or sales of our common stock. Passive market makers must comply with applicable volume and price limitations and must be identified as passive market makers. In general, a passive market maker must display its bid at a price not in excess of the highest independent bid for such security; if all independent bids are lowered below the passive market maker’s bid, however, the passive market maker’s bid must then be lowered when certain purchase limits are exceeded. Passive market making may stabilize the market price of the shares at a level above that which might otherwise prevail in the open market and, if commenced, may be discontinued at any time.

We may sell securities directly or through agents we designate from time to time. We will name any agent involved in the offering and sale of securities and we will describe any commissions we will pay the agent in the prospectus supplement. Unless the prospectus supplement states otherwise, our agent will act on a best-efforts basis for the period of its appointment.

Unless otherwise specified in the applicable prospectus supplement, each class or series of securities will be a new issue with no trading market, other than our common stock, which is traded on the Nasdaq Global Market. We may elect to list any other class or series of securities on any exchanges, but we are not obligated to do so. We cannot guarantee the liquidity of the trading markets for any securities.

Under agreements that we may enter, underwriters, dealers and agents who participate in the distribution of our securities may be entitled to indemnification by us against certain liabilities, including liabilities under the Securities Act, or contribution with respect to payments that the agents or underwriters may make with respect to these liabilities. Underwriters, dealers and agents may engage in transactions with, or perform services for, us in the ordinary course of business.

If so indicated in the applicable prospectus supplement, we will authorize underwriters or other persons acting as our agents to solicit offers by certain institutions to purchase our securities from us pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contracts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by us. The obligations of any purchaser under any such contract will be subject to the condition that the purchase of our securities shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the prospectus supplement, and the prospectus supplement will set forth the commission payable for solicitation of such contracts.

We may enter into derivative transactions with third parties, or sell securities not covered by this prospectus to third parties in privately negotiated transactions. If the applicable prospectus supplement indicates, in connection with those derivatives, the third parties may sell securities covered by this prospectus and the applicable prospectus supplement, including in short sale transactions. If so, the third party may use securities pledged by us or borrowed from us or others to settle those sales or to close out any related open borrowings of stock, and may use securities received from us in settlement of those derivatives to close out any related open borrowings of stock. The third parties in such sale transactions will be underwriters and, if not identified in this prospectus, will be identified in the applicable prospectus supplement.

In order to comply with the securities laws of certain states, if applicable, our securities offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Since we will generally acquire and dispose of our investments in privately negotiated transactions, we will infrequently use brokers in the normal course of our business. Subject to policies established by our Board, we will generally not execute transactions through any particular broker or dealer, but seek to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While we generally will seek reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, we may select a broker based partly upon brokerage or research services provided us. In return for such services, we may pay a higher commission than other brokers would charge if we determine in good faith that such commission is reasonable in relation to the services provided, and our management and employees are authorized to pay such commission under these circumstances.

CUSTODIAN, TRANSFER AND DISTRIBUTION PAYING AGENT AND REGISTRAR

Our securities are held under a custody agreement by U.S. Bank National Association. The address of the custodian is 615 East Michigan Street, Milwaukee, Wisconsin 53202. American Stock Transfer and Trust Company will act as our transfer agent, distribution paying agent and registrar. The principal business address of our transfer agent is 6201 15th Avenue, Brooklyn, NY 11219.

LEGAL MATTERS

Certain legal matters in connection with the securities offered by this prospectus will be passed upon for us by Eversheds Sutherland (US) LLP, Washington, DC. Certain legal matters in connection with the offering will be passed upon for the underwriters by the counsel named in the applicable prospectus supplement.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We have selected RSM US LLP as our independent registered public accounting firm located at 4 Times Square, 151 W. 42nd Street, 19th Floor, New York NY 10036. The consolidated financial statements of Newtek Business Services, Corp. as of and for the years ended December 31, 2018, December 31, 2017, December 31, 2016, December 31, 2015, December 31, 2014 have been audited by RSM US LLP.

AVAILABLE INFORMATION

We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act. The registration statement contains additional information about us and our securities being offered by this prospectus. We file with or submit to the SEC annual, quarterly and current reports, proxy statements and other information meeting the informational requirements of the Exchange Act. We maintain a website at www. newtekone.com and intend to make all of our annual, quarterly and current reports, proxy statements and other publicly filed information available, free of charge, on or through our website. You may also obtain such information by contacting us in writing at 1981 Marcus Avenue, Suite 130, Lake Success, New York 11042. The SEC maintains a website that contains reports, proxy and information statements and other information we file with the SEC at www.sec.gov. Copies of these reports, proxy and information statements and other information may also be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov. Information contained on our website or on the SEC’s website about us is not incorporated into this prospectus and you should not consider information contained on our website or on the SEC’s website to be part of this prospectus, or the registration statement of which this prospectus is a part.

INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

This prospectus is part of a registration statement that we have filed with the SEC. Pursuant to the Small Business Credit Availability Act, we are allowed to “incorporate by reference” the information that we file with the SEC, which means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to comprise a part of this prospectus from the date we file that document. Any reports filed by us with the SEC subsequent to the date of this prospectus and before the date that any offering of any securities by means of this prospectus and any accompanying prospectus supplement is terminated will automatically update and, where applicable, supersede any information contained in this prospectus or incorporated by reference in this prospectus.

We incorporate by reference into this prospectus our filings listed below and any future filings that we may file with the SEC under Section 13(a), 13(c), 14 or 15(d) of the Exchange Act, subsequent to the date of this prospectus until all of the securities offered by this prospectus and any accompanying prospectus supplement have been sold or we otherwise terminate the offering of these securities; provided, however, that information “furnished” under Item 2.02 or Item 7.01 of Form 8-K or other information “furnished” to the SEC which is not deemed filed is not incorporated by reference in this prospectus and any accompanying prospectus supplement. Information that we file with the SEC subsequent to the date of this prospectus will automatically update and may supersede information in this prospectus, any accompanying prospectus supplement and information previously filed with the SEC.

This prospectus and any accompanying prospectus supplement incorporate by reference the documents set forth below that have previously been filed with the SEC:

•        Annual Report on Form 10-K for the fiscal year ended December 31, 2018 (filed on March 18, 2019);

•        Amendment No. 1 to the Annual Report on Form 10-K for the fiscal year ended December 31, 2018 (filed on April 1, 2019);

•        Quarterly Report on Form 10-Q for the quarter ended March 31, 2019 (filed on May 3, 2019);

•        Current Report on Form 8-K (filed on March 22, 2019);

•        Current Report on Form 8-K (filed on April 15, 2019); and

•        The description of our common stock contained in our Registration Statement on Form 8-A (File No. 001-36742), as filed with the SEC on November 12, 2014, including any amendment or report filed for the purpose of updating such description prior to the termination of the offering of the common stock registered hereby.

To obtain copies of these filings, see “Available Information,” or you may request a copy of these filings (other than exhibits, unless the exhibits are specifically incorporated by reference into these documents) at no cost by writing or calling the following address and telephone number:

Newtek Business Services Corp.
1981 Marcus Avenue, Suite 130
Lake Success, New York 11042
(212) 356-9500

You should rely only on the information incorporated by reference or provided in this prospectus or any prospectus supplement. We have not authorized anyone to provide you with different or additional information, and you should not rely on such information if you receive it. We are not making an offer of or soliciting an offer to buy, any securities in any state or other jurisdiction where such offer or sale is not permitted. You should not assume that the information in this prospectus or in the documents incorporated by reference is accurate as of any date other than the date on the front of this prospectus or those documents.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

Newtek Merchant Solutions, LLC Financial Statements

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholders
Newtek Business Services Corp. and Subsidiaries

Opinion on the Financial Statements

We have audited the accompanying consolidated statements of assets and liabilities, including the consolidated schedules of investments, of Newtek Business Services Corp. and Subsidiaries (the Company) as of December 31, 2018 and 2017, and the related consolidated statements of operations, changes in net assets and cash flows for each of the three years in the period ended December 31, 2018, and the related notes to the consolidated financial statements (collectively, the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2018 and 2017, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2018, in conformity with accounting principles generally accepted in the United States of America.

We have also audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States) (PCAOB), the Company’s internal control over financial reporting as of December 31, 2018, based on criteria established in Internal Control — Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission in 2013, and our report dated March 18, 2019, expressed an unqualified opinion on the effectiveness of the Company’s internal control over financial reporting.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the PCAOB and are required to be independent with respect to the Company in accordance with U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2018 and 2017, by correspondence with the borrowers or by other appropriate auditing procedures where replies from the borrowers were not received and with respect to controlled investments. We believe that our audits provide a reasonable basis for our opinion.

/s/ RSM US LLP

We have served as the Company’s auditor since 2013.

New York, New York

March 18, 2019

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholders
Newtek Business Services Corp. and Subsidiaries

Opinion on the Internal Control Over Financial Reporting

We have audited Newtek Business Services Corp. and Subsidiaries’ (the Company) internal control over financial reporting as of December 31, 2018, based on criteria established in Internal Control — Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission in 2013. In our opinion, the Company maintained, in all material respects, effective internal control over financial reporting as of December 31, 2018, based on criteria established in Internal Control — Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission in 2013.

We have also audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States) (PCAOB), the consolidated statements of assets and liabilities of the Company, including the consolidated schedules of investments, as of December 31, 2018 and 2017, and the related consolidated statements of operations, changes in net assets, and cash flows for each of the three years in the period ended December 31, 2018, and our report dated March 18, 2019 expressed an unqualified opinion.

Basis for Opinion

The Company’s management is responsible for maintaining effective internal control over financial reporting and for its assessment of the effectiveness of internal control over financial reporting in the accompanying Management’s Report on Internal Control Over Financial Reporting. Our responsibility is to express an opinion on the Company’s internal control over financial reporting based on our audit. We are a public accounting firm registered with the PCAOB and are required to be independent with respect to the Company in accordance with U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether effective internal control over financial reporting was maintained in all material respects. Our audit included obtaining an understanding of internal control over financial reporting, assessing the risk that a material weakness exists, and testing and evaluating the design and operating effectiveness of internal control based on the assessed risk. Our audit also included performing such other procedures as we considered necessary in the circumstances. We believe that our audit provides a reasonable basis for our opinion.

Definition and Limitations of Internal Control Over Financial Reporting

A company’s internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. A company’s internal control over financial reporting includes those policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the company; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the company are being made only in accordance with authorizations of management and directors of the company; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of the company’s assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

/s/ RSM US LLP

New York, New York

March 18, 2019

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES

(In Thousands, except for Per Share Data)

	December 31,
	2018	2017
ASSETS
Investments, at fair value
SBA unguaranteed non-affiliate investments (cost of $355,589 and $287,690, respectively; includes $323,388 and $265,174, respectively, related to securitization trusts)	$349,402	$278,034
SBA guaranteed non-affiliate investments (cost of $17,217 and $22,841, respectively)	19,100	25,490
Controlled investments (cost of $74,279 and $57,085, respectively)	171,585	153,156
Non-control/affiliate investments (cost of $1,000 and $0, respectively)	1,000	—
Investments in money market funds (cost of $9 and $9, respectively)	9	9
Total investments at fair value	541,096	456,689
Cash	2,316	2,464
Restricted cash	29,034	18,074
Broker receivable	42,617	8,539
Due from related parties	3,232	2,255
Servicing assets, at fair value	21,360	19,359
Other assets	13,686	12,231
Total assets	$653,341	$519,611
LIABILITIES AND NET ASSETS
Liabilities:
Bank notes payable	$34,700	$—
Notes due 2022 (par: $8,324 as of December 31, 2018 and 2017, see Note 8)	8,019	7,936
Notes due 2021 (par: $40,250 as of December 31, 2017, see Note 8)	—	39,114
Notes due 2023 (par: $57,500 as of December 31, 2018, see Note 8)	55,564	—
Notes payable – Securitization trusts (par: $220,137 and $165,432 as of December 31, 2018 and December 31, 2017, see Note 8)	216,507	162,201
Notes payable – related parties	16,840	7,001
Due to related parties	4	—
Deferred tax liabilities	9,241	8,164
Accounts payable, accrued expenses and other liabilities	25,021	16,866
Total liabilities	365,896	241,282
Commitments and contingencies (Note 9)
Net assets:
Preferred stock (par value $0.02 per share; authorized 1,000 shares, no shares issued and outstanding)	—	—
Common stock (par value $0.02 per share; authorized 200,000 shares, 18,919 and 18,457 issued and outstanding, respectively)	379	369
Additional paid-in capital	254,498	247,363
Accumulated undistributed earnings	32,568	30,597
Total net assets	287,445	278,329
Total liabilities and net assets	$653,341	$519,611
Net asset value per common share	$15.19	$15.08

See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

(In Thousands, except for Per Share Data)

	Year ended December 31, 2018	Year ended December 31, 2017	Year ended December 31, 2016
Investment income
From non-affiliate investments:
Interest income	$23,067	$18,018	$11,158
Servicing income	8,552	7,206	6,160
Other income	4,526	3,236	2,714
Total investment income from non-affiliate investments	36,145	28,460	20,032
From Non-control/affiliate investments:
Dividend income	65	—	—
From controlled investments:
Interest income	740	653	360
Dividend income	12,565	9,747	10,573
Other income	—	54	—
Total investment income from controlled investments	13,305	10,454	10,933
Total investment income	49,515	38,914	30,965
Expenses:
Salaries and benefits	21,082	19,292	15,234
Interest	16,066	11,397	8,440
Depreciation and amortization	484	402	296
Professional fees	3,094	3,009	3,274
Origination and servicing	8,362	5,871	6,046
Change in fair value of contingent consideration liabilities	(51)	(455)	—
Loss on extinguishment of debt	1,059	—	—
Other general and administrative costs	6,907	7,279	6,935
Total expenses	57,003	46,795	40,225
Net investment loss	(7,488)	(7,881)	(9,260)
Net realized and unrealized gains (losses):
Net realized gain on non-affiliate investments	42,845	39,617	31,512
Net realized gain on non-affiliate investments – conventional loan	278	—	—
Net realized gain (loss) on controlled investments	52	(200)	108
Net unrealized (depreciation) appreciation on SBA guaranteed non-affiliate investments	(766)	1,398	1,035
Net unrealized appreciation (depreciation) on SBA unguaranteed non-affiliate investments	3,471	(1,342)	18
Net unrealized appreciation on controlled investments	4,048	12,957	11,337
Change in deferred taxes	(1,077)	(2,179)	(5,128)
Net unrealized depreciation on non-control/non-affiliate investments	—	—	(43)
Net unrealized depreciation on servicing assets	(5,685)	(3,394)	(2,269)
Net unrealized depreciation on credits in lieu of cash and notes payable in credits in lieu of cash	—	—	(5)
Net realized and unrealized gains	43,166	46,857	36,565
Net increase in net assets resulting from operations	$35,678	$38,976	$27,305
Net increase in net assets resulting from operations per share	$1.91	$2.25	$1.88
Net investment loss per share	$(0.40)	$(0.45)	$(0.64)
Dividends and distributions declared per common share	$1.80	$1.64	$1.53
Weighted average number of shares outstanding	18,714	17,327	14,541

See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

(In Thousands)

	December 31, 2018	December 31, 2017	December 31, 2016
Increase in net assets:
Net investment loss	$(7,488)	$(7,881)	$(9,260)
Net realized gains on investments	43,175	39,417	31,620
Net change in unrealized (depreciation) appreciation	(9)	7,440	4,945
Net increase in net assets resulting from operations	35,678	38,976	27,305
Distributions to common stockholders	(33,533)	(28,934)	(22,163)
Capital share transactions:
Issuance of common stock under dividend reinvestment plan	1,099	735	665
Stock-based compensation expense	585	963	578
Repurchase of common stock under share repurchase plan	—	—	(866)
Issuance of common stock in connection with investment in Mobil Money, LLC	200	—	—
Issuance of common stock in connection with investment in International Professional Marketing, Inc.	—	1,000
Issuance of common stock in connection with investment in United Capital Source, LLC	—	500	—
Purchase of vested stock for employee payroll tax withholding	(109)	(667)	—
Issuance of common stock, net of offering costs	5,196	56,662	—
Net increase in net assets from capital share transactions	6,971	59,193	377
Other transactions:
Consolidation of Exponential Business Development Co., Inc. (Note 2)	—	—	(376)
Return of dividends related to common stock issued in connection with litigation settlement	—	—	2
Net decrease in net assets from other transactions	—	—	(374)
Total increase in net assets	9,116	69,235	5,145
Net assets at beginning of period	278,329	209,094	203,949
Net assets at end of period	$287,445	$278,329	$209,094
Common shares outstanding at end of period	18,919	18,457	14,624
Capital share activity:
Shares issued under dividend reinvestment plan	61	44	58
Shares issued in connection with public offerings	291	3,727	—
Shares issued in connection with investment in International Professional Marketing, Inc.	11	60	—
Shares issued in connection with investment in United Capital Source, LLC	—	29	—
Shares repurchased under share repurchase plan	—	—	(70)
Purchase of vested stock for employee payroll tax withholding	(6)	(39)	—
Restricted shares issued under Equity Incentive Plan, net of forfeitures	105	12	127
Net increase in common shares from capital share activity	462	3,833	115

See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

(In Thousands)

	December 31, 2018	December 31, 2017	December 31, 2016
Cash flows from operating activities:
Net increase in net assets resulting from operations	$35,678	$38,976	$27,305
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Net unrealized appreciation on controlled investments	(4,048)	(12,957)	(11,337)
Net unrealized appreciation on non-affiliate investments	(2,706)	(56)	(1,010)
Net unrealized depreciation on servicing assets	5,685	3,394	2,269
Realized (gains) losses on controlled investments	(52)	200	(108)
Realized gains on non-affiliate investments	(45,860)	(40,511)	(32,437)
Realized losses on non-affiliate investments	2,738	894	925
Allowance for doubtful accounts	537	1,397	—
Change in fair value of contingent consideration liabilities	(51)	(455)	—
Loss on extinguishment of debt	1,059	—	—
Amortization of deferred financing costs	1,871	1,392	1,327
Deferred income taxes	1,077	2,179	5,128
Depreciation and amortization	484	402	296
Purchase of loans from SBA	(1,206)	(6,469)	(2,057)
Purchase of SBA 7(a) loan portfolio	—	(175)	—
Funding of guaranteed non-affiliate SBA loans	(356,075)	(296,120)	(234,908)
Funding of unguaranteed non-affiliate SBA loans	(113,101)	(89,762)	(74,239)
Funding of controlled investments	(38,077)	(32,320)	(8,595)
Funding of non-control/non-affiliate investment	(5,700)	(3,255)	(1,020)
Funding of non-control/affiliate investment	(1,000)	—	—
Proceeds from sale of non-affiliate SBA loans	406,066	324,141	258,873
Proceeds from sale of controlled investment	2,502	—	—
Proceeds from sale of non-control/non-affiliate investment	5,978	—	—
Principal received on SBA non-affiliate investments	42,505	27,035	22,106
Principal received from controlled investments	14,011	16,846	4,052
Principal received from non-control/non-affiliate investment	—	3,255	751
Return of investment from controlled investments	8,785	50	535
Distributions received from investments in excess of basis	—	100	108
Other, net	995	908	1,385
Changes in operating assets and liabilities:
Investment in money market funds	—	26	—
Broker receivable	(34,078)	(6,137)	29,681
Due to/from related parties	(1,511)	(1,131)	(158)
Other assets	410	(632)	(191)
Accounts payable, accrued expenses and other liabilities	7,162	2,374	2,708
Capitalized servicing asset	(7,686)	(6,506)	(5,474)
Other, net	(58)	(19)	(14)
Net cash used in operating activities	(73,666)	(72,936)	(14,099)

See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS – (continued)

(In Thousands)

	December 31, 2018	December 31, 2017	December 31, 2016
Cash flows from investing activities:
Purchase of fixed assets	(627)	(446)	(375)
Cash flows from financing activities:
Net borrowings (repayments) on bank lines of credit	34,700	(5,100)	(24,000)
Proceeds from common shares sold, net of offering costs	5,196	56,662	—
Net borrowings (repayments) on related party line of credit	9,839	5,601	(4,247)
Repurchase of common stock under share repurchase plan	—	—	(866)
Proceeds from issuance of Notes due 2021	—	—	40,250
Proceeds from issuance of Notes due 2023	57,500	—	—
Redemption of Notes due 2021	(40,250)	—	—
Payments on Notes Payable – Securitization Trusts	(53,938)	(31,036)	(24,379)
Issuance of Notes Payable – Securitization Trusts	108,551	75,426	53,444
Dividends paid	(32,433)	(28,198)	(27,300)
Additions to deferred financing costs	(3,951)	(1,664)	(2,695)
Purchase of vested stock for employee payroll tax withholding	(109)	(667)	—
Other, net	—	—	(14)
Net cash provided by financing activities	85,105	71,024	10,193
Net increase (decrease) in cash and restricted cash	10,812	(2,358)	(4,281)
Cash and restricted cash – beginning of year	20,538	22,896	27,177
Cash and restricted cash – end of year	$31,350	$20,538	$22,896
Supplemental disclosure of cash flow activities:
Cash paid for interest	$13,939	$9,996	$6,687
Non-cash investing and financing activities:
Reduction of credits in lieu of cash and notes payable in credits in lieu of cash balances due to delivery of tax credits to Certified Investors	$—	$—	$869
Fixed assets acquired from tenant improvement allowance	$—	$—	$1,288
Foreclosed real estate acquired	$2,367	$503	$447
Issuance of common shares in connection with investment in Mobil Money LLC	$200	$—	$—
Issuance of common shares in connection with investment in International Professional Marketing, Inc.	$—	$1,000	$—
Issuance of common shares in connection with investment in United Capital Source, LLC	$—	$500	$—
Issuance of common shares under dividend reinvestment plan	$1,099	$735	$665

See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS
DECEMBER 31, 2018
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Performing SBA Unguaranteed Investments(1)
HDD Solutions, LLC	Heavy and Civil Engineering Construction	Term Loan	Prime plus 2.75%	12/31/2028	$553.8	$553.8	$527.5	0.18%
Romain Tower Inc. David Romaine, Sugar Land Crane and Rigging, LLC	Heavy and Civil Engineering Construction	Term Loan	Prime plus 2.75%	12/31/2028	237.5	237.5	213.1	0.07%
The Chop House Inc.	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/31/2043	557.8	557.8	575.3	0.20%
Galt Insurance Group of Bonita Springs, LLC & Bonita Safety Institute	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	12/28/2043	18.8	18.8	20.6	0.01%
Superior Concepts Acquisition Corp	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	12/28/2028	119.8	119.8	111.4	0.04%
Nix and Nix Funeral Home North Inc,	Personal and Laundry Services	Term Loan	Prime plus 2.75%	12/28/2043	569.5	569.5	610.9	0.21%
Capitol Fitness Shelby Inc.	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	12/28/2028	18.2	18.2	16.8	0.01%
American Rewinding of NC Inc dba MTS	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	12/28/2028	425.0	425.0	396.2	0.14%
Omega Funeral and Cremation Services, LLC	Personal and Laundry Services	Term Loan	Prime plus 2.75%	12/28/2043	342.9	342.9	355.1	0.12%
Superior Concepts Acquisition Corp	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	12/28/2043	509.6	509.6	514.0	0.18%
Insight Vision Care, PC, CRMOD Lubbock, P.C.,Vielm Vision Eyecare Inc	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/27/2043	1,137.8	1137.8	1,170.1	0.41%
East Breeze LLC dba Historic Springdale Pub and Eatery	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/27/2043	128.3	128.3	136.0	0.05%
Children First Home Health Care Inc	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/27/2028	300.0	300.0	286.9	0.10%
Medworxs Inc.	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	12/27/2028	10.5	10.5	9.4	—%
Green Valley Landscape Management Inc. dba Apopka Mower and Equipment	Administrative and Support Services	Term Loan	Prime plus 2.75%	12/27/2043	463.5	463.5	475.5	0.17%
Fave Realty Inc.	Real Estate	Term Loan	Prime plus 2.75%	12/27/2043	123.5	123.5	135.6	0.05%
Simkar LLC, Neo Lights Holding Inc, Kalco Lighting, LLC	Electrical Equipment, Appliance, and Component Manufacturing	Term Loan	Prime plus 2.75%	12/26/2043	500.0	500.0	549.1	0.19%
Reservations Unlimited LLC	Real Estate	Term Loan	Prime plus 2.75%	12/26/2043	142.3	142.3	151.1	0.05%
BD Branson Victorian LLC dba Branson Victorian Inn	Accommodation	Term Loan	Prime plus 2.75%	12/24/2043	497.0	497.0	533.9	0.19%

See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2018
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Timios Enterprises Corp dba Palm Court	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/24/2043	$707.6	$707.6	$741.7	0.26%
RM Hawkins LLC	Nonstore Retailers	Term Loan	Prime plus 2.75%	12/24/2028	300.0	300.0	281.8	0.10%
LP Industries, Inc and Playground Packages, LLC	Miscellaneous Manufacturing	Term Loan	Prime plus 2.75%	12/21/2028	93.8	93.8	84.0	0.03%
Tri-State Financial Group Inc	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	12/21/2028	37.8	37.8	33.8	0.01%
Royalty Freight Inc	Truck Transportation	Term Loan	Prime plus 2.75%	12/21/2028	97.5	97.5	87.1	0.03%
Fifth Wheel Truck Stop 001, Inc.	Gasoline Stations	Term Loan	Prime plus 2.75%	12/21/2028	105.0	105.0	93.8	0.03%
Siman Trio Trading	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	12/21/2028	150.0	150.0	134.8	0.05%
The Law Office of Jared E. Shapiro, P.A.	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	12/21/2028	11.3	11.3	10.0	—%
Kyle M Walker DDS, PC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/21/2028	112.5	112.5	101.5	0.04%
Diamond Estates LLC	Construction of Buildings	Term Loan	Prime plus 2.75%	12/21/2028	75.0	75.0	67.0	0.02%
Burgess and Dudley, Incorporated	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	12/21/2028	237.5	237.5	220.1	0.08%
D.A.F.S Transport, LLC	Truck Transportation	Term Loan	Prime plus 2.75%	12/21/2028	660.0	660.0	653.7	0.23%
Precision Bytes LLC dba Tower Connect	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	12/21/2028	129.8	129.8	116.6	0.04%
Accel Compression Inc., Accel Workover Services Inc	Rental and Leasing Services	Term Loan	Prime plus 2.75%	6/21/2044	44.5	44.5	48.9	0.02%
Cammarata Associates LLC	Credit Intermediation and Related Activities	Term Loan	Prime plus 2.75%	12/21/2028	75.0	75.0	67.0	0.02%
C&D Trucking & Equipment Service, Inc.	Repair and Maintenance	Term Loan	Prime plus 2.75%	12/21/2028	117.5	117.5	122.2	0.04%
Baseline Health, LLC & Baseline Health Management, LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/21/2028	118.8	118.8	107.9	0.04%
Sesolinc GRP, Inc.	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	12/21/2028	375.0	375.0	355.5	0.12%
ETS Tree Service Inc and Eastern Tree Service, Inc	Administrative and Support Services	Term Loan	Prime plus 2.75%	12/21/2028	230.0	230.0	216.6	0.08%
Local Liberty Inc dba The Wardsboro Country Store	Food and Beverage Stores	Term Loan	Prime plus 2.75%	12/20/2043	155.3	155.3	164.9	0.06%
Yellow Fin Marine Services LLC, K Marine XI, LLC K Marine VIII, LLC	Rental and Leasing Services	Term Loan	Prime plus 2.75%	12/20/2028	662.5	662.5	648.5	0.23%
Graff Excavating, Inc	Heavy and Civil Engineering Construction	Term Loan	Prime plus 2.75%	12/20/2028	195.5	195.5	176.9	0.06%
Flashii App, Inc.	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	12/20/2028	62.5	62.5	63.8	0.02%

See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2018
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Alaska Motor Home Inc	Rental and Leasing Services	Term Loan	Prime plus 2.75%	12/20/2028	300.0	300.0	284.8	0.10%
Hotel Compete, LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	12/20/2028	$62.5	$62.5	$55.8	0.02%
Healthy and Fresco LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/20/2029	25.0	25.0	23.5	0.01%
CK Green Parners, LLC dba Reis and Irvy’s Columbus	Nonstore Retailers	Term Loan	Prime plus 2.75%	3/20/2029	187.5	187.5	179.3	0.06%
Darian L Hampton DDS PA and Darian L. Hampton	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/20/2028	300.0	300.0	269.8	0.09%
Roots N Shoots, LLC & Yardplus LLC	Administrative and Support Services	Term Loan	Prime plus 2.75%	12/20/2028	68.0	68.0	61.7	0.02%
Cedric Construction Inc.	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	12/20/2028	100.0	100.0	104.0	0.04%
Accent Comfort Services, Inc	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	12/19/2028	68.8	68.8	61.8	0.02%
Marlin Lighting LLC	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	12/19/2028	101.8	101.8	90.9	0.03%
Sheldon T Banks and Sheldon T Banks LLC dba Serenity Funeral Chapel ll	Personal and Laundry Services	Term Loan	Prime plus 2.75%	9/19/2044	28.9	28.9	31.7	0.01%
Always Goldie’s Florist	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	12/19/2028	11.7	11.7	10.6	—%
The Cromer Company	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	12/19/2028	500.0	500.0	448.0	0.16%
JejoJesi Corp dba Dukunoo Jamaican Kitchen, Dunkunoo	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/19/2029	42.1	42.1	41.4	0.01%
^Mediterranean Tastes Inc dba Mediterranean Tastes Since 1974	Food and Beverage Stores	Term Loan	Prime plus 2.75%	12/14/2028	15.8	15.8	14.1	—%
^Peanut Butter & Co., Inc.	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	12/14/2028	250.0	250.0	223.3	0.08%
^Alpha Landscape Contractors, Inc	Administrative and Support Services	Term Loan	Prime plus 2.75%	1/14/2029	334.0	334.0	311.6	0.11%
^YBL Restaurant Group LLC dba Tropisueno	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/14/2029	377.0	377.0	339.6	0.12%
^Cordoba Foods LLC, Multi Logistics Network Inc, Karina Mena	Food Manufacturing	Term Loan	Prime plus 2.75%	12/14/2028	317.5	317.5	294.8	0.10%
^Alpha Omega Trucking LLC	Truck Transportation	Term Loan	Prime plus 2.75%	12/14/2028	70.0	70.0	72.8	0.03%
^Healthy Human, LLC	Nonstore Retailers	Term Loan	Prime plus 2.75%	12/14/2028	125.0	125.0	111.7	0.04%
^Aero Consulting and Engineering Inc	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	12/14/2028	15.0	15.0	13.4	—%
^L&M Services, LLC	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	12/14/2043	200.0	200.0	209.2	0.07%
^Redskin Cafe Inc. dba Goodfellas Wine & Spirits, Redskin Cafe Inc.	Food and Beverage Stores	Term Loan	Prime plus 2.75%	12/14/2043	245.8	245.8	266.9	0.09%
See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2018
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Ventures TBD LLC dba The Bottle Tree	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/14/2043	$98.8	$98.8	$101.6	0.04%
^Fitness Orlando LLC & Fitness Orlando Oviedo, LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	12/14/2028	275.0	275.0	254.6	0.09%
^Stony Creek Wellness Group, LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/14/2043	98.8	98.8	105.0	0.04%
Sound Contracting LLC	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	12/14/2043	197.0	197.0	200.3	0.07%
Sound Contracting LLC	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	12/14/2028	41.8	41.8	39.4	0.01%
^OC Helicopters LLC	Air Transportation	Term Loan	Prime plus 2.75%	12/13/2028	25.0	25.0	26.0	0.01%
^The Miller Center for Esthetic Excellence	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/13/2043	387.5	387.5	383.0	0.13%
^Plan B Burger LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	1/13/2029	1,050.0	1,050.0	976.2	0.34%
^Burton Realty Co., Inc dba Anchor Realty, Northeast	Real Estate	Term Loan	Prime plus 2.75%	12/13/2028	303.0	303.0	270.7	0.09%
^Tapia Auto Care, LLC dba Shoreline Quick LUbe and Car Wash	Repair and Maintenance	Term Loan	Prime plus 2.75%	12/13/2043	977.5	977.5	1,000.2	0.35%
D for Dream LLC dba Blow Dry Bar Inc	Personal and Laundry Services	Term Loan	Prime plus 2.75%	5/13/2029	24.4	24.4	21.9	0.01%
^All About Kids and Families Mediical Center, Inc.	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	1/13/2029	368.8	368.8	363.2	0.13%
^United States Plastic Equipment LLC	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	12/13/2028	142.5	142.5	127.3	0.04%
Anglin Cultured Stone Products LLC dba Anglin Construction	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	1/12/2029	62.5	62.5	63.6	0.02%
^Tier1 Solutions LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	1/12/2029	10.2	10.2	9.1	—%
^Mateo Enterprise Inc dba El Milagro Market	Food and Beverage Stores	Term Loan	Prime plus 2.75%	12/12/2043	120.0	120.0	123.5	0.04%
^Behind The Scenes Chicago, LLC dba Paramount Events	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	1/12/2029	256.3	256.3	251.3	0.09%
^Ashwood Food Services Inc. dba Jake Rooney’s	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/12/2043	215.0	215.0	230.7	0.08%
Airstrike Firefighters LLC	Support Activities for Agriculture and Forestry	Term Loan	Prime plus 2.75%	12/12/2028	1,250.0	1,250.0	1,196.7	0.42%
^Mateo Enterprise Inc dba El Milagro Market	Food and Beverage Stores	Term Loan	Prime plus 2.75%	1/12/2029	60.0	60.0	53.7	0.02%
^Ashwood Food Services, Incorporated dba Jake Rooney’s	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	1/12/2029	67.5	67.5	62.9	0.02%
^Oregon Medical Training Private Career School Inc.	Educational Services	Term Loan	Prime plus 2.75%	1/11/2029	40.0	40.0	35.8	0.01%

See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2018
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^TFE Resources, LTD	Utilities	Term Loan	Prime plus 2.75%	1/11/2029	$597.5	$597.5	$548.6	0.19%
^B&B Bodega of Delray LLC	Food and Beverage Stores	Term Loan	Prime plus 2.75%	1/11/2029	19.5	19.5	17.5	0.01%
White Wilson & Associates LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	12/11/2043	42.5	42.5	43.7	0.02%
^EMES Supply, LLC	General Merchandise Stores	Term Loan	Prime plus 2.75%	1/11/2029	125.0	125.0	114.0	0.04%
^Googlyoogly, LLC dba Bi-Rite Supermarket	Food and Beverage Stores	Term Loan	Prime plus 2.75%	12/11/2043	203.0	203.0	209.0	0.07%
^Hilltop Wine Shop, Inc dba Graceland Party	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/11/2043	128.0	128.0	133.7	0.05%
^The Duck’s Nuts Inc dba Pet Place Market	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	1/11/2029	43.3	43.3	40.9	0.01%
^Team Henry, LLC dba Kelly Automotive of Deltona	Repair and Maintenance	Term Loan	Prime plus 2.75%	12/10/2043	391.3	391.3	401.5	0.14%
^ZLM Services LLC	Administrative and Support Services	Term Loan	Prime plus 2.75%	1/10/2029	40.0	40.0	35.8	0.01%
^Shining Star Kids, Inc. dba Brain Balance	Educational Services	Term Loan	Prime plus 2.75%	1/7/2029	87.5	87.5	78.7	0.03%
^Food Service Industry Consultants Inc.	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	1/7/2029	71.5	71.5	64.2	0.02%
^Metro R Services Inc. and Metal & Roof Supplies Inc.	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	1/6/2029	207.5	207.5	216.0	0.08%
^CET Inc	Truck Transportation	Term Loan	Prime plus 2.75%	1/6/2029	1,250.0	1,250.0	1,154.7	0.40%
^3SIXO Motorsports LLC dba 3SIXO Motorsports Shop	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	1/6/2029	98.3	98.3	88.2	0.03%
^Consulting Solutions, Inc and Mark Luciani	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	1/5/2029	57.5	57.5	51.4	0.02%
^Little West LLC, 340 Group LLC, Retail West LLc, Andrew W Walker	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	1/5/2029	87.5	87.5	79.0	0.03%
^Unique Home Solutions Inc. and Unique Home Solutions of Ohio	Construction of Buildings	Term Loan	Prime plus 2.75%	1/5/2029	250.0	250.0	260.3	0.09%
^Levine Daycare Inc dba Kids R Kids	Social Assistance	Term Loan	Prime plus 2.75%	1/5/2029	270.0	270.0	252.9	0.09%
^Jay Carlton’s, LLC dba Jay Birds Rotisserie & Grill	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	1/4/2029	39.0	39.0	37.0	0.01%
^Access Staffing, LLC	Administrative and Support Services	Term Loan	Prime plus 2.75%	1/4/2029	194.3	194.3	173.7	0.06%
^The Altitude Group LLC	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	1/4/2029	150.0	150.0	134.7	0.05%
^York Concrete Corp	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	12/3/2043	200.0	200.0	217.1	0.08%
^Swantown Inn and Spa, LLC	Accommodation	Term Loan	Prime plus 2.75%	1/3/2029	13.5	13.5	14.1	—%

See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2018
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Tammy’s Place LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	1/30/2044	$436.8	$436.8	$476.1	0.17%
^Microplex Co, Third Market LLC	Food and Beverage Stores	Term Loan	Prime plus 2.75%	12/30/2028	165.0	165.0	147.4	0.05%
^Hernando Beach Motel LLC, The Purple Cow House o APancake A Inc.	Accommodation	Term Loan	Prime plus 2.75%	11/30/2043	225.0	225.0	247.1	0.09%
^Cabrera’s Auto Services LLC	Repair and Maintenance	Term Loan	Prime plus 2.75%	11/30/2043	81.0	81.0	85.5	0.03%
^Water Station Holdings LLC	Nonstore Retailers	Term Loan	Prime plus 2.75%	12/30/2028	693.3	693.3	662.9	0.23%
^Luxury Furniture, Inc.dba Venicasa & Luxe Home Interiors	Furniture and Home Furnishings Stores	Term Loan	Prime plus 2.75%	12/30/2028	125.0	125.0	123.5	0.04%
^Albert M Quashie, DDS, PC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/29/2028	87.5	87.5	83.8	0.03%
^JJB Production LLC	Administrative and Support Services	Term Loan	Prime plus 2.75%	12/29/2028	7.4	7.4	6.6	—%
^Albert M. Quashie, DDS, PC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	11/29/2043	65.0	65.0	67.4	0.02%
^Bike Slug Holdings Inc	Repair and Maintenance	Term Loan	Prime plus 2.75%	12/28/2028	9.0	9.0	8.0	—%
^Extreme Granite Corp	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	12/28/2043	187.5	187.5	202.2	0.07%
^True Love Christian Academy LLC	Social Assistance	Term Loan	Prime plus 2.75%	12/28/2043	42.0	42.0	45.4	0.02%
^Recovery Boot Camp, LLC, Rule 62, Inc. and Healing Properties, LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/28/2028	123.8	123.8	111.1	0.04%
^Level Up Gaming, Inc	Sporting Goods, Hobby, Musical Instrument, and Book Stores	Term Loan	Prime plus 2.75%	11/28/2043	90.0	90.0	91.4	0.03%
^Sky Wonder Pyrotechnics, LLC dba Sky Wonder Fire and Safety Gear Up	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	11/28/2043	431.3	431.3	473.6	0.16%
^BEK Holdings LLC, Veseli Fine Art Galleries, LLC, Trusted.com LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	12/21/2028	1,250.0	1,250.0	1,278.9	0.44%
Thames Aquatic Club, LLC	Educational Services	Term Loan	Prime plus 2.75%	7/21/2029	18.5	18.5	19.3	0.01%
^Best Global Alternative North, LLC	Furniture and Home Furnishings Stores	Term Loan	Prime plus 2.75%	12/21/2028	87.5	87.5	78.2	0.03%
^M.A.W. Enterprises LLC dbaY-Not Pizza	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/21/2028	22.5	22.5	21.1	0.01%
^Commonwealth Warehouse Inc	Warehousing and Storage	Term Loan	Prime plus 2.75%	12/20/2028	450.0	450.0	426.0	0.15%
^On Call Electrical of Georgia LLC	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	12/20/2043	666.9	666.9	689.5	0.24%
^K & A Automotive Inc	Gasoline Stations	Term Loan	Prime plus 2.75%	11/19/2043	122.0	122.0	131.0	0.05%

See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2018
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^High Desert Transport, Inc.	Truck Transportation	Term Loan	Prime plus 2.75%	12/19/2028	$76.0	$76.0	$70.0	0.02%
^Cali Fit Meals	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/16/2028	62.5	62.5	56.0	0.02%
^Cocomo Joe’s LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/16/2028	1.7	1.7	1.6	—%
^Saunders Management LLC dba Northern Light Espresso Bar and Cafe	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/16/2028	40.5	40.5	42.1	0.01%
Beau & HB Inc dba Beau’s Billiard, Bowling & Arcade	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	3/16/2029	6.9	6.9	7.2	—%
^Sektor Salutions Inc.	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	11/16/2028	158.0	158.0	141.2	0.05%
^Beau & HB Inc dba Beau’s Billard, Bowling & Arcade	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	12/16/2043	70.0	70.0	73.1	0.03%
^Allegro Assisted Living Services of Texas LLC	Nursing and Residential Care Facilities	Term Loan	Prime plus 2.75%	11/15/2043	95.0	95.0	104.3	0.04%
^GEM2K, LLC	Nonmetallic Mineral Product Manufacturing	Term Loan	Prime plus 2.75%	12/15/2043	381.3	381.3	398.3	0.14%
^Schafer Fisheries Inc.	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	11/14/2028	50.0	50.0	52.0	0.02%
^US Dedicated LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	12/9/2028	420.0	420.0	381.1	0.13%
^Jinwoo Sushi Inc	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/9/2028	22.3	22.3	23.1	0.01%
^Salon Femi LLC	Personal and Laundry Services	Term Loan	Prime plus 2.75%	12/9/2028	7.5	7.5	7.2	—%
^McNeill Stokes	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	12/8/2028	6.8	6.8	6.0	—%
Vancole Investments, Inc. dba Smoothie King #913	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	5/7/2044	229.3	229.3	249.3	0.09%
^JN Thompson Ent, Inc.	Construction of Buildings	Term Loan	Prime plus 2.75%	12/7/2028	394.5	394.5	363.4	0.13%
JP Dhillon’s Foods LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/1/2029	25.8	25.8	24.6	0.01%
^Peter Thomas Roth Labs LLC and June Jacobs Labs, LLC	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	12/1/2028	325.0	325.0	290.3	0.10%
^Modutech Marine Inc	Transportation Equipment Manufacturing	Term Loan	Prime plus 2.75%	12/1/2028	375.0	375.0	390.0	0.14%
^Steele Security, LLC dba Signal 88 Security of San Antonio	Administrative and Support Services	Term Loan	Prime plus 2.75%	10/31/2028	110.6	110.6	99.9	0.03%
^Abington Caregivers, LLC	Social Assistance	Term Loan	Prime plus 2.75%	11/30/2043	124.9	124.9	132.0	0.05%

See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2018
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Organic Juice Bar Wexford LLC dba The OJB “The Organic Juice Bar”	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	1/30/2029	$81.3	$81.3	$73.9	0.03%
^C.A.T.I. Armor, LLC	Apparel Manufacturing	Term Loan	Prime plus 2.75%	10/30/2043	210.0	210.0	217.8	0.08%
UK, LLC dba Pita Pit	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	1/30/2029	32.4	32.4	30.3	0.01%
^JAL Group, Inc. dba Brainy Boulevard Daycare	Social Assistance	Term Loan	Prime plus 2.75%	10/29/2028	56.8	56.8	51.4	0.02%
^Ohio Gold & Pawn LLC, Our New Building LLC and Corey Fischer	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	10/26/2028	146.0	146.0	151.8	0.05%
^The Face Place, LLC dba Classic Aesthetics	Personal and Laundry Services	Term Loan	Prime plus 2.75%	10/25/2028	10.0	10.0	9.0	—%
^Reliant Trucking Inc.	Truck Transportation	Term Loan	Prime plus 2.75%	10/25/2028	132.3	132.3	124.1	0.04%
^Bellas Sports Pub, Inc dba Brewmasters Tavern	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	10/24/2043	69.7	69.7	75.8	0.03%
^Shovels and Whiskey LLC	Motion Picture and Sound Recording Industries	Term Loan	Prime plus 2.75%	10/16/2043	76.4	76.4	81.9	0.03%
Hackstaff Restaurants LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	1/15/2029	57.5	57.5	53.6	0.02%
^TA Coleman, LLC dba Tom’s Truck Shop	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	10/12/2028	5.8	5.8	5.6	—%
^Cater To You Agency, LLC, dba Cater To You	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	10/11/2043	22.5	22.5	23.4	0.01%
^Faydon, Inc	Nursing and Residential Care Facilities	Term Loan	Prime plus 2.75%	10/10/2028	74.6	74.6	76.5	0.03%
^MB Click It Photography, LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	10/10/2043	38.2	38.2	40.7	0.01%
^Wellfleet Consulting Inc.	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	10/9/2028	14.9	14.9	13.3	—%
^Apps Inc and Market Share Inc.	Telecommunications	Term Loan	Prime plus 2.75%	10/5/2028	94.5	94.5	84.4	0.03%
^Moore Care LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	10/4/2028	51.7	51.7	46.2	0.02%
^SwabCo Inc.	Support Activities for Mining	Term Loan	Prime plus 2.75%	9/28/2043	946.7	946.7	988.9	0.34%
^A-1 Van Sevices, Inc.	Transit and Ground Passenger Transportation	Term Loan	Prime plus 2.75%	9/28/2028	105.1	105.1	102.7	0.04%
^La Venezia Corporation dba La Venezia Ballroom & Robertos Lounge	Food and Beverage Stores	Term Loan	Prime plus 2.75%	9/28/2043	330.5	330.5	350.1	0.12%
^Burd Brothers Inc.	Truck Transportation	Term Loan	Prime plus 2.75%	9/28/2028	534.0	534.0	513.1	0.18%

See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2018
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Mellow Sweets, Inc dba Jaafer Sweets & Marwan Hamdan	Food Manufacturing	Term Loan	Prime plus 2.75%	9/28/2028	$55.5	$55.5	$49.8	0.02%
^Throop Family Holdings, Inc	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	9/28/2043	643.5	643.5	665.9	0.23%
^JAM Media Solutions LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	9/28/2028	887.5	887.5	813.2	0.28%
^Rami Technology USA, LLC	Computer and Electronic Product Manufacturing	Term Loan	Prime plus 2.75%	9/28/2028	178.4	178.4	160.6	0.06%
^Quality Electric & Data	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	9/27/2028	98.9	98.9	95.3	0.03%
Blue Seven, LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	1/27/2029	49.8	49.8	46.4	0.02%
^Catherine Brandon, PSY.D., Inc dba Kenneth A Deluca, PH.D., & Associates	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	9/27/2028	117.4	117.4	105.3	0.04%
^TFR Transit Inc, The Free Ride Inc, South Florida Free Ride Inc.,Tag-A	Transit and Ground Passenger Transportation	Term Loan	Prime plus 2.75%	9/27/2028	123.6	123.6	117.3	0.04%
^Blackwater Diving, LLC	Support Activities for Mining	Term Loan	Prime plus 2.75%	9/27/2028	791.1	791.1	723.2	0.25%
^Barricade Holding LLC and Action Barricade Company, LLC	Rental and Leasing Services	Term Loan	Prime plus 2.75%	9/27/2043	177.3	177.3	180.7	0.06%
^LG Law Center, Inc	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	9/27/2028	14.8	14.8	13.6	—%
^Quality Electric & Data Inc.	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	9/27/2043	129.7	129.7	132.6	0.05%
^Zeeba Company, Inc dba Zeeba Rent-A-Van & 5 Star Rent- A-Van	Transit and Ground Passenger Transportation	Term Loan	Prime plus 2.75%	9/27/2028	685.8	685.8	660.2	0.23%
^Action Barricade Company, LLC and Barricade Holding LLC	Rental and Leasing Services	Term Loan	Prime plus 2.75%	9/27/2028	333.4	333.4	320.3	0.11%
^Dentistry By Design, P.C	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	9/26/2028	14.8	14.8	13.6	—%
^US Shipping Trans Inc, Esteem Trucking Inc	Truck Transportation	Term Loan	Prime plus 2.75%	9/26/2028	822.9	822.9	809.0	0.28%
^Ace Auto Recovery, Inc.	Administrative and Support Services	Term Loan	Prime plus 2.75%	9/26/2043	159.6	159.6	168.9	0.06%
^Above and Beyond Preschool LLC	Social Assistance	Term Loan	Prime plus 2.75%	9/26/2043	551.3	551.3	587.4	0.20%
^Anglin Cultured Stone Products LLC dba Anglin Construction	Construction of Buildings	Term Loan	Prime plus 2.75%	9/26/2028	98.9	98.9	93.3	0.03%
^LTS School, Inc.	Educational Services	Term Loan	Prime plus 2.75%	9/26/2043	101.0	101.0	110.9	0.04%
^Akron Biotechnology, LLC	Chemical Manufacturing	Term Loan	Prime plus 2.75%	9/25/2028	494.5	494.5	492.7	0.17%
^Bhatti LLC, Bhatti 3 LLC, dba Auntie Annes	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/25/2028	123.6	123.6	113.8	0.04%
See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2018
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Steadfast Support Services, LLC	Nursing and Residential Care Facilities	Term Loan	Prime plus 2.75%	9/25/2028	$11.9	$11.9	$10.6	—%
^Newsome Mobile Notary LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	9/25/2028	5.2	5.2	4.6	—%
^Alania Import & Export, Inc.	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	9/24/2028	11.1	11.1	10.1	—%
^Phillip Ramos Upholstery Inc.	Repair and Maintenance	Term Loan	Prime plus 2.75%	9/24/2028	15.3	15.3	13.6	—%
^D & D Optics Inc dba Sterling Optical	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/21/2028	53.0	53.0	48.1	0.02%
^The Garden Club, LLC	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	9/21/2028	6.5	6.5	5.8	—%
^DC Lofty, LLC,	Accommodation	Term Loan	Prime plus 2.75%	9/21/2028	22.3	22.3	20.1	0.01%
^MillClem Corporation & Monticello Corporation	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	9/21/2043	330.8	330.8	363.1	0.13%
^Southern Services and Equipment, Inc	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	9/21/2028	424.3	424.3	406.5	0.14%
^Southern Services and Equipment, Inc.	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	9/21/2043	209.8	209.8	213.2	0.07%
^Sommer Auto Sales, Inc	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	9/20/2028	340.6	340.6	351.8	0.12%
^Somerled Investments, LLC dba Mak’s Place LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/20/2028	193.3	193.3	172.6	0.06%
^Tables and Bars Services, Inc and Tables and Bars Rentals, LLC	Administrative and Support Services	Term Loan	Prime plus 2.75%	9/20/2028	17.8	17.8	16.8	0.01%
^M&P RV LLC dba M&P RV	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	9/19/2043	112.2	112.2	122.2	0.04%
^C3 Capital, Inc	Nonstore Retailers	Term Loan	Prime plus 2.75%	9/19/2028	667.8	667.8	647.5	0.23%
^Dash Point Distributing LLC, Dash Point Logistics LLC and Sara Consal	Truck Transportation	Term Loan	Prime plus 2.75%	9/19/2028	455.4	455.4	406.4	0.14%
^MB Xpress Inc	Truck Transportation	Term Loan	Prime plus 2.75%	9/19/2028	1,193.2	1193.2	1,121.1	0.39%
^Watearth Inc	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	9/19/2028	22.3	22.3	19.9	0.01%
^Super Station Inc	Gasoline Stations	Term Loan	Prime plus 2.75%	9/19/2043	209.0	209.0	229.4	0.08%
^Lewis River Golf Course, Inc.	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	9/19/2043	498.9	498.9	547.5	0.19%
^E & G Enterprises LLC dba Comfort Keepers	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	9/18/2028	5.9	5.9	5.3	—%
^DB Talak LLC	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	9/18/2043	151.7	151.7	158.5	0.06%
^Culmination Motorsports, Inc.	Repair and Maintenance	Term Loan	Prime plus 2.75%	9/17/2043	558.2	558.2	607.8	0.21%

See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2018
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Glendale Grill Inc, Roddy Cameron, Jr & John K Symasko	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/17/2043	$174.6	$174.6	$183.4	0.06%
^Pastel de Feira LLC dba Original Pastel De Feira	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/17/2028	6.0	6.0	5.7	—%
^Baby’s on Broadway LLC	Furniture and Home Furnishings Stores	Term Loan	Prime plus 2.75%	9/14/2028	49.4	49.4	46.9	0.02%
^J & C Garcia LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	9/14/2028	73.2	73.2	66.6	0.02%
^Innovim LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	9/14/2028	123.6	123.6	110.3	0.04%
^LJS Electric, Inc	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	9/14/2028	447.5	447.5	458.4	0.16%
^Rihahn Inc. dba RDBL, Inc	Forestry and Logging	Term Loan	Prime plus 2.75%	9/14/2028	134.7	134.7	127.2	0.04%
^QBS, LLC dba Sterling Optical Exton	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	9/14/2028	80.3	80.3	72.3	0.03%
^L&M Equipment, Inc	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	9/14/2043	1,247.2	1247.2	1,320.3	0.46%
^Underground Productions LLC dba 31 Escape	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	9/13/2043	98.5	98.5	108.1	0.04%
^Peter K Lee MD, PC dba Atlanta Primary Care	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	9/13/2043	860.6	860.6	944.5	0.33%
TPE Midstream LLC, Dasahm Company, S & S Ventures LLC and TPE Supply	Heavy and Civil Engineering Construction	Term Loan	Prime plus 2.75%	9/13/2028	261.1	261.1	248.6	0.09%
^Brewster Marketplace Pharmacy & Hardware, LLC	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	9/13/2028	86.5	86.5	77.2	0.03%
^Peter K Lee MD, PC dba Atlanta Primary Care LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	9/13/2028	383.2	383.2	398.0	0.14%
^Innovative Network Solutions Inc	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	9/13/2028	123.6	123.6	113.1	0.04%
^Perry Olson Insurance Agency Inc. dba State Farm Insurance	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	9/12/2028	14.8	14.8	13.3	—%
^Rancho Paving, Inc	Repair and Maintenance	Term Loan	Prime plus 2.75%	9/10/2028	185.4	185.4	183.3	0.06%
^Pelican Executives Suites, LLC	Administrative and Support Services	Term Loan	Prime plus 2.75%	9/7/2028	314.2	314.2	280.3	0.10%
^NY Tent, LLC dba Tent Company of New York LLC, NY Tent Parent LLC	Rental and Leasing Services	Term Loan	Prime plus 2.75%	9/7/2028	318.4	318.4	304.8	0.11%
^MurlinComputerCompany LLC dba Murlin Computer	Repair and Maintenance	Term Loan	Prime plus 2.75%	9/7/2028	15.4	15.4	14.1	—%
^Dr. G’s Urgent Care LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	9/7/2028	22.3	22.3	19.9	0.01%
^Pool Guard of LA	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	9/7/2028	22.3	22.3	20.0	0.01%

See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2018
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Amaka Consulting LLC dba Donut Minis	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/7/2028	$52.0	$52.0	$48.1	0.02%
^Asheville Spine and Nerve Institute PC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	9/7/2043	91.0	91.0	98.9	0.03%
^Trolley Express Philly, Inc dba Shuttlebee & Honeybee Transportation LLC	Support Activities for Transportation	Term Loan	Prime plus 2.75%	9/6/2028	12.6	12.6	11.7	—%
^Extreme Auto Repair, Inc dba 1st Class Towing	Repair and Maintenance	Term Loan	Prime plus 2.75%	9/6/2028	107.5	107.5	111.7	0.04%
^Living Centers Inc. dba Veranda House Senior Living	Nursing and Residential Care Facilities	Term Loan	Prime plus 2.75%	8/31/2043	420.3	420.3	461.3	0.16%
National Stone LTD and NSI Group Inc	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	8/31/2044	193.2	193.2	211.6	0.07%
^LACCRB LLC dba PostNet	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	11/30/2028	14.9	14.9	13.5	—%
^XL Soccer World Orlando. LLC, XL Soccer World Saco LLC, XL Sports World	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	8/30/2043	448.4	448.4	492.1	0.17%
^Stat Constructor L.P	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	8/30/2028	102.3	102.3	106.2	0.04%
^Extreme Engineering, Inc.	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	8/29/2028	122.9	122.9	110.4	0.04%
^Greenfield Hill Wines & Spirits, LLC	Food and Beverage Stores	Term Loan	Prime plus 2.75%	8/29/2028	90.5	90.5	81.4	0.03%
^ARVAmethod LLC	Personal and Laundry Services	Term Loan	Prime plus 2.75%	8/29/2028	2.4	2.4	2.1	—%
^Kotyark LLC dba Gibsonton Motel	Accommodation	Term Loan	Prime plus 2.75%	8/29/2043	82.2	82.2	90.2	0.03%
^Graphish Studio, Inc.	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	8/28/2028	7.4	7.4	6.6	—%
^JFK Transportation Inc	Transit and Ground Passenger Transportation	Term Loan	Prime plus 2.75%	8/28/2028	159.4	159.4	144.5	0.05%
^Atlas Geo-Constructors LLC	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	8/24/2028	73.7	73.7	73.4	0.03%
^Finn & Emma LLC	Clothing and Clothing Accessories Stores	Term Loan	Prime plus 2.75%	8/24/2028	122.9	122.9	109.6	0.04%
^Montana Life Group, LLC	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	8/24/2028	7.4	7.4	6.6	—%
^Wearware Inc dba FlyWire Cameras	Computer and Electronic Product Manufacturing	Term Loan	Prime plus 2.75%	8/24/2028	22.1	22.1	20.1	0.01%
^Evans and Paul LLC, Evans & Paul Unlimited Corp	Miscellaneous Manufacturing	Term Loan	Prime plus 2.75%	8/24/2028	86.2	86.2	78.9	0.03%
^Zash LLC dba Papa Murphy’s Take ‘N’ Bake Pizza	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	8/23/2028	41.5	41.5	38.9	0.01%
^Buffalo Biodiesel Inc.	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	8/21/2028	1,228.9	1228.9	1,218.3	0.42%

See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2018
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Ginekis Enterprises, Inc dba Locanda Veneta	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	8/20/2028	$86.0	$86.0	$77.1	0.03%
^Wilkie J. Stadeker DDS	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	8/17/2028	41.8	41.8	37.3	0.01%
Geo Tek Alaska, Inc	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	2/17/2044	56.8	56.8	62.4	0.02%
^ATI Jet, Inc.	Air Transportation	Term Loan	Prime plus 2.75%	8/16/2028	211.6	211.6	203.6	0.07%
^Lewins Law, P.C.	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	8/16/2028	17.7	17.7	15.8	0.01%
^GS Bath Inc	Truck Transportation	Term Loan	Prime plus 2.75%	8/15/2028	565.3	565.3	560.3	0.19%
^Pamletics LLC dba F45	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	11/14/2028	42.9	42.9	40.0	0.01%
^Conference Services International ETC LLC	Administrative and Support Services	Term Loan	Prime plus 2.75%	8/14/2028	617.2	617.2	588.4	0.20%
^L.A. Insurance Agency GA 10 LLC	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	8/10/2028	11.1	11.1	9.9	—%
^Crystal Shores Inc. dba Shorewood Laundromat	Personal and Laundry Services	Term Loan	Prime plus 2.75%	8/9/2028	22.0	22.0	20.3	0.01%
^David D. Sullivan dba DMS Construction	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	8/9/2028	13.3	13.3	11.8	—%
^Palanuk & Associates, Inc.dba Wolfpk	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	8/8/2028	100.8	100.8	90.6	0.03%
^Red Tail Management, Inc dba Jon Smith Subs	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	8/8/2028	49.2	49.2	46.2	0.02%
^CJNR, LLC	Accommodation	Term Loan	Prime plus 2.75%	8/7/2043	121.3	121.3	133.2	0.05%
^Mercedes Cab Company, Inc	Transit and Ground Passenger Transportation	Term Loan	Prime plus 2.75%	8/7/2028	127.8	127.8	117.3	0.04%
^Ron’s Pool and Spa Services LLC	Personal and Laundry Services	Term Loan	Prime plus 2.75%	8/3/2028	3.7	3.7	3.3	—%
^20th Century Lanes, Inc dba West Seattle Bowl	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	8/3/2028	110.6	110.6	108.5	0.04%
^Alma Jacobsen,ODD Family Eye Care & Contact Lens LLC	Health and Personal Care Stores	Term Loan	Prime plus 2.75%	8/3/2028	59.0	59.0	53.3	0.02%
^Millwork Unlimited, Incorporated	Wholesale Electronic Markets and Agents and Brokers	Term Loan	Prime plus 2.75%	8/2/2028	7.4	7.4	6.6	—%
^Accel Compression Inc., Accel Workover Services Inc.	Rental and Leasing Services	Term Loan	Prime plus 2.75%	8/1/2028	455.0	455.0	443.0	0.15%
^Samy Optical LLC dba Site for Sore Eyes	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	8/1/2028	115.3	115.3	102.9	0.04%
^Accel Compression Inc., Accel Workover Services, Inc	Rental and Leasing Services	Term Loan	Prime plus 2.75%	8/1/2043	310.2	310.2	319.9	0.11%

See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2018
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Nichols Stephens Funeral & Cremation Services Ltd	Personal and Laundry Services	Term Loan	Prime plus 2.75%	11/30/2043	$107.4	$107.4	$117.6	0.04%
^CSL Services Inc	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	7/27/2028	535.2	535.2	503.0	0.17%
^Sandlot Sports Inc dba Play it Again Sports	Sporting Goods, Hobby, Musical Instrument, and Book Stores	Term Loan	Prime plus 2.75%	7/26/2028	18.3	18.3	16.3	0.01%
^Summitsoft Corporation	Publishing Industries (except Internet)	Term Loan	Prime plus 2.75%	7/26/2028	240.6	240.6	215.1	0.07%
^Nunez Enterprises Corporation dba La Casa	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	7/26/2028	8.1	8.1	7.2	—%
^Relevant Elephant, LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	7/25/2028	8.8	8.8	7.8	—%
^Fitness Central, Inc dba Fitness Central	Sporting Goods, Hobby, Musical Instrument, and Book Stores	Term Loan	Prime plus 2.75%	7/25/2028	61.1	61.1	55.5	0.02%
^HAVL Enterprises Inc dba FedEx	Couriers and Messengers	Term Loan	Prime plus 2.75%	7/24/2028	78.2	78.2	78.1	0.03%
^Florida Apnea Diagnostics, LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	7/24/2028	20.8	20.8	18.5	0.01%
^Top Shelf Towing and Road Service, LLC	Support Activities for Transportation	Term Loan	Prime plus 2.75%	7/24/2028	13.2	13.2	11.8	—%
^TR Nails, LLC dba Simple Nails	Personal and Laundry Services	Term Loan	Prime plus 2.75%	7/20/2028	61.5	61.5	54.9	0.02%
^Elephant’s Trunk of Westchester, LTD	Clothing and Clothing Accessories Stores	Term Loan	Prime plus 2.75%	7/17/2028	38.9	38.9	40.4	0.01%
^674 Club LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	7/17/2043	260.6	260.6	286.0	0.10%
^ZA Trucking LLC	Truck Transportation	Term Loan	Prime plus 2.75%	7/17/2028	10.0	10.0	9.6	—%
^Mother’s Cantina LLC dba Mother’s Cantina	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	7/13/2028	67.2	67.2	60.9	0.02%
^Smart-tel Communications LLC	Administrative and Support Services	Term Loan	Prime plus 2.75%	7/13/2028	22.0	22.0	22.7	0.01%
^HQTRONICS LLC	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	7/13/2028	61.1	61.1	54.5	0.02%
^Smoove Move Productions, LLC dba Smoove Move Productions	Motion Picture and Sound Recording Industries	Term Loan	Prime plus 2.75%	7/12/2028	10.5	10.5	10.9	—%
^Talent Logistix, LLC, Pinpoint Staffing LLC & ITC 2.0 LLC	Administrative and Support Services	Term Loan	Prime plus 2.75%	7/3/2028	61.1	61.1	56.2	0.02%
^H.M.C, Incorporated	Furniture and Related Product Manufacturing	Term Loan	Prime plus 2.75%	7/3/2028	188.1	188.1	169.5	0.06%
^Deal to Win Inc	Nonstore Retailers	Term Loan	Prime plus 2.75%	7/3/2028	122.2	122.2	109.0	0.04%
^Vital Inspection Professionals, Inc. dba VIP	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	7/3/2028	304.2	304.2	294.9	0.10%
See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2018
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^US Cargo Express, LLC	Support Activities for Transportation	Term Loan	Prime plus 2.75%	7/2/2043	$88.1	$88.1	$96.7	0.03%
^M J Losito Electrical Contractor’s, Inc	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	6/29/2028	57.1	57.1	51.2	0.02%
Bio-Haz Solutions, Inc.	Waste Management and Remediation Services	Term Loan	Prime plus 2.75%	6/29/2043	302.1	302.1	300.5	0.10%
Bio-Haz Solutions, Inc	Waste Management and Remediation Services	Term Loan	Prime plus 2.75%	1/29/2029	112.0	112.0	110.9	0.04%
^Critter Cabana, LLC dba Critter Cabana	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	6/28/2028	81.4	81.4	71.7	0.02%
^Corptek Solutions LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	6/28/2028	46.2	46.2	40.6	0.01%
^Local Leads, LLC dba New Direction Chiropractic	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	6/28/2028	17.5	17.5	15.5	0.01%
^RLW4 Builders LLC	Construction of Buildings	Term Loan	Prime plus 2.75%	6/27/2043	994.2	994.2	1,084.8	0.38%
^InUSA Ventures, Inc	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	Term Loan	Prime plus 2.75%	6/27/2028	48.6	48.6	42.8	0.01%
^Darnoc Enterprises Inc, Setira Paul Inc dba Conrad’s Famous Bakery, Inc	Food Manufacturing	Term Loan	Prime plus 2.75%	6/27/2043	352.4	352.4	373.1	0.13%
^Nick’s Country Kitchen, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/27/2028	21.9	21.9	19.6	0.01%
^National Dredging Services of North Florida, Inc.	Repair and Maintenance	Term Loan	Prime plus 2.75%	6/27/2043	28.6	28.6	31.2	0.01%
^National Dredging Services of North Florida, Inc.	Repair and Maintenance	Term Loan	Prime plus 2.75%	6/27/2028	51.8	51.8	53.5	0.02%
^Julie Cooper-Bierman dba Forever Shopper	Nonstore Retailers	Term Loan	Prime plus 2.75%	6/27/2028	15.6	15.6	13.7	—%
^Bengals, Inc. dba Royal Liquor Mart	Food and Beverage Stores	Term Loan	Prime plus 2.75%	6/26/2043	105.6	105.6	109.2	0.04%
^Peter Thomas Roth Labs LLC, & June Jacobs Labs, LLC	Health and Personal Care Stores	Term Loan	Prime plus 2.75%	6/26/2028	898.9	898.9	814.5	0.28%
^Sun Pools, Inc	Plastics and Rubber Products Manufacturing	Term Loan	Prime plus 2.75%	6/25/2043	304.2	304.2	295.0	0.10%
^DPF Filters Inc.	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	6/25/2028	66.8	66.8	60.3	0.02%
^Sun Pools, Inc dba Sun Fiberglass Pools	Plastics and Rubber Products Manufacturing	Term Loan	Prime plus 2.75%	6/25/2028	759.3	759.3	692.4	0.24%
^Sushi Prime, LLC and Vasilia Investments	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/22/2028	267.2	267.2	248.3	0.09%
^Martha Beauty Supply And Braiding, Inc.	Personal and Laundry Services	Term Loan	Prime plus 2.75%	6/22/2043	139.7	139.7	152.4	0.05%

See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2018
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Judy E. Moncrief C.P.A LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	6/22/2028	$14.6	$14.6	$12.8	—%
^Mr. Lube, Inc	Repair and Maintenance	Term Loan	Prime plus 2.75%	6/22/2043	659.9	659.9	668.6	0.23%
^The Desert House Assisted Living ,LLC dba The Desert House Assisted Living	Nursing and Residential Care Facilities	Term Loan	Prime plus 2.75%	6/22/2043	78.3	78.3	83.1	0.03%
^Mr. Lube, Inc.	Repair and Maintenance	Term Loan	Prime plus 2.75%	6/22/2028	569.7	569.7	544.9	0.19%
Surya Hotel LLC dba Hotel Royal	Accommodation	Term Loan	Prime plus 2.75%	12/21/2028	100.9	100.9	104.4	0.04%
^York Woods Tree Service, LLC dba York Woods Tree and Products, LLC	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	6/21/2043	242.1	242.1	248.8	0.09%
^Independent Life LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	6/21/2028	121.5	121.5	107.0	0.04%
^York Woods Tree Service, LLC dba York Woods Tree and Products, LLC	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	6/21/2028	138.5	138.5	134.2	0.05%
^Lilo Holdings LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/20/2028	18.3	18.3	16.5	0.01%
^Olsen Bros. Transportation, Inc. & Golden Spike Leasing, LLC	Truck Transportation	Term Loan	Prime plus 2.75%	6/20/2028	603.5	603.5	535.5	0.19%
^Jones Roger Sherman Inn, Inc.	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/19/2028	425.0	425.0	438.9	0.15%
^LCP Transportation, LLC dba LCP Teleservices	Transit and Ground Passenger Transportation	Term Loan	Prime plus 2.75%	6/19/2028	794.4	794.4	699.5	0.24%
^Mid America Motorworks, Inc and Yager Holdings L.P	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	6/19/2043	497.7	497.7	543.0	0.19%
^Colovic Hackettstown Dairy LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/19/2043	274.0	274.0	296.8	0.10%
^Allen Theatre and Back Stage Cafe LLC	Motion Picture and Sound Recording Industries	Term Loan	Prime plus 2.75%	6/18/2043	125.3	125.3	133.9	0.05%
^Schumacker Recreation, LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	6/18/2028	145.8	145.8	150.5	0.05%
^Softrol Systems Inc dba Softrol Systems	Computer and Electronic Product Manufacturing	Term Loan	Prime plus 2.75%	6/15/2028	906.3	906.3	808.6	0.28%
^Oil Palace Inc.	Performing Arts, Spectator Sports, and Related Industries	Term Loan	Prime plus 2.75%	9/15/2043	143.4	143.4	156.6	0.05%
^Kootenay Columbia LLC	Truck Transportation	Term Loan	Prime plus 2.75%	6/15/2028	5.8	5.8	5.6	—%
^Northway Exit 29 Campground, Inc	Accommodation	Term Loan	Prime plus 2.75%	6/15/2043	215.0	215.0	234.6	0.08%
^Dianne Williams and Louis Williams dba Sweetlips Store	Food and Beverage Stores	Term Loan	Prime plus 2.75%	6/15/2043	46.0	46.0	48.5	0.02%

See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2018
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Venzix Ventures Inc. dba Venzix	Nonstore Retailers	Term Loan	Prime plus 2.75%	6/15/2028	$12.8	$12.8	$12.4	—%
^Barrett Appliance Distributors Inc.	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	6/14/2043	619.3	619.3	611.5	0.21%
^Tele Tax Express Inc	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	6/14/2028	21.9	21.9	21.4	0.01%
^Top Cat Ready Mix, LLC & Ples Investments LLC, Pappy’s Sand & Gravel	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	6/14/2028	151.8	151.8	140.9	0.05%
^E & J Sims Co. LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	6/14/2028	48.6	48.6	44.3	0.02%
^Barrett Appliance Distributors, Inc	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	6/14/2028	489.5	489.5	455.2	0.16%
^Team Sandy Blanton Realty, Inc	Real Estate	Term Loan	Prime plus 2.75%	6/14/2043	96.7	96.7	97.1	0.03%
^Mastiff Studios LLC	Educational Services	Term Loan	Prime plus 2.75%	6/13/2043	42.5	42.5	45.8	0.02%
^Golf Swing Prescription LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	6/11/2028	12.8	12.8	11.3	—%
^Ciasom LLC dba Mosaic	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	6/11/2028	174.9	174.9	154.9	0.05%
^Skyways LTD,Jet 60 LLC,Mendean Jonath, Inc,Jet AOG, Inc & Jonathan Men	Support Activities for Transportation	Term Loan	Prime plus 2.75%	6/8/2043	378.5	378.5	385.0	0.13%
^Beyond Grooming LLC and Michelle McWatters	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	6/8/2043	42.7	42.7	46.0	0.02%
^Camp K-9 Pet Resort & Spa, Inc.	Personal and Laundry Services	Term Loan	Prime plus 2.75%	6/8/2028	8.0	8.0	7.2	—%
^Icebox Cafe, L.C. and Icebox Cafe at Doral, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/8/2028	769.2	769.2	690.7	0.24%
^Applied Behavioral Consulting, Inc	Social Assistance	Term Loan	Prime plus 2.75%	6/7/2043	49.7	49.7	53.2	0.02%
^H S Corporation dba Lake Anna Lodge	Accommodation	Term Loan	Prime plus 2.75%	6/7/2043	130.5	130.5	142.4	0.05%
^Anurag, LLC dba Oakwood Package Store	Food and Beverage Stores	Term Loan	Prime plus 2.75%	6/6/2043	136.5	136.5	139.0	0.05%
^Sowells Consulting Engineers, LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	6/6/2028	21.9	21.9	19.4	0.01%
^Hardway Inc and A F C Leasing, Inc	Rental and Leasing Services	Term Loan	Prime plus 2.75%	6/6/2028	287.5	287.5	253.1	0.09%
^SSD Designs LLC	Waste Management and Remediation Services	Term Loan	Prime plus 2.75%	6/5/2028	72.2	72.2	64.2	0.02%
^Funtime ,LLC dba Indoor Playgrounds International	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	6/5/2028	243.4	243.4	214.5	0.07%

See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2018
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^BTD Feed & Nutrition, LLC dba Thomaston Feed Cheshire	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	6/1/2028	$51.3	$51.3	$45.2	0.02%
AVM LLC dba Luv 2 Play	Social Assistance	Term Loan	Prime plus 2.75%	6/1/2028	26.1	26.1	25.2	0.01%
^Mastrocinque Restaurant Management Company LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/1/2028	81.4	81.4	78.5	0.03%
^Seraj Wireless, LLC	Electronics and Appliance Stores	Term Loan	Prime plus 2.75%	5/31/2028	120.7	120.7	123.4	0.04%
^Awan Business Management Group LLC, Awan Sign Company lLLC &Awan Promo	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	5/31/2043	272.6	272.6	287.3	0.10%
^Brooks Seaplane Service Inc and Lunt Enterprises LLC	Scenic and Sightseeing Transportation	Term Loan	Prime plus 2.75%	5/31/2028	142.0	142.0	125.0	0.04%
^SSMV LLC dba Burgerim	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	5/30/2028	64.5	64.5	61.6	0.02%
^Eagle Aggregate Transportation, LLC	Truck Transportation	Term Loan	Prime plus 2.75%	5/30/2028	84.5	84.5	78.0	0.03%
^Crowley Ventures, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	5/29/2028	72.1	72.1	64.5	0.02%
^Iloka, Inc dba New Cloud Networks	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	5/25/2028	241.5	241.5	225.2	0.08%
^Conan Enterprises LLC	Nonstore Retailers	Term Loan	Prime plus 2.75%	5/25/2028	21.7	21.7	19.1	0.01%
Starship, LLC dba Tint World Smyrna	Repair and Maintenance	Term Loan	Prime plus 2.75%	5/25/2043	88.8	88.8	96.1	0.03%
^Ocean Breeze Holdings, LLC, Ocean Beach Resort LLC & Ocean Breeze	Accommodation	Term Loan	Prime plus 2.75%	5/25/2043	1,245.1	1245.1	1,358.7	0.47%
^Adow Pools LLC	Personal and Laundry Services	Term Loan	Prime plus 2.75%	5/25/2028	169.0	169.0	152.5	0.05%
^Dream Spa LLC and Dream Spa Greenwich LLC	Personal and Laundry Services	Term Loan	Prime plus 2.75%	5/25/2028	97.4	97.4	86.7	0.03%
^Broadalbin Properties LLC dba Broadalbin Hotel & 1854 Pub & Eatery	Accommodation	Term Loan	Prime plus 2.75%	10/25/2043	201.0	201.0	219.7	0.08%
^Seaside Acupuncture LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	5/24/2043	49.6	49.6	51.9	0.02%
^DMA Equipment LLC	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	5/24/2043	259.6	259.6	266.2	0.09%
^Chem-Flotronics, Inc.	Nonmetallic Mineral Product Manufacturing	Term Loan	Prime plus 2.75%	5/22/2028	96.6	96.6	86.9	0.03%
^LightStorm Security LLC	Administrative and Support Services	Term Loan	Prime plus 2.75%	5/21/2028	5.2	5.2	4.6	—%
^Yakov Levy M.D., P.C.	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	5/18/2028	106.0	106.0	93.7	0.03%
^Mark A Espinoza, DDS PLLC dba Central Dental Care	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	5/18/2028	58.9	58.9	51.9	0.02%
^JVLS LLC dba Vaccines 2 Go	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	5/17/2028	8.0	8.0	7.0	—%

See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2018
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^On Stage Enterprises LLC, On Stage Theaters Branson, LLC	Performing Arts, Spectator Sports, and Related Industries	Term Loan	Prime plus 2.75%	5/17/2028	$241.5	$241.5	$212.6	0.07%
^Joshua One Limited Liability Company dba Genesis Personal Fitness	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	5/16/2043	319.2	319.2	324.5	0.11%
^Clore Construction LLC	Heavy and Civil Engineering Construction	Term Loan	Prime plus 2.75%	5/16/2028	145.1	145.1	134.7	0.05%
^James T. Hendel dba Autotexx Mobile Auto Repair	Repair and Maintenance	Term Loan	Prime plus 2.75%	5/15/2028	7.2	7.2	7.5	—%
^Fireplace Outlet Inc	Furniture and Home Furnishings Stores	Term Loan	Prime plus 2.75%	5/15/2028	21.7	21.7	22.4	0.01%
^Galore Salon & Extension Lounge Inc dba Pretty Chic Hair & Lashes	Personal and Laundry Services	Term Loan	Prime plus 2.75%	5/14/2028	4.3	4.3	3.9	—%
^Circle and Square, Inc dba Stamford Kumon	Educational Services	Term Loan	Prime plus 2.75%	5/11/2028	41.0	41.0	36.2	0.01%
^Bote Virginia Beach, Inc. dba Bote Virginia Beach	Sporting Goods, Hobby, Musical Instrument, and Book Stores	Term Loan	Prime plus 2.75%	5/11/2028	10.9	10.9	9.7	—%
^Adhara, LLC	Personal and Laundry Services	Term Loan	Prime plus 2.75%	5/11/2043	43.5	43.5	45.5	0.02%
^Daniel Woodward, DC PLLC dba Doc’s Body Shop	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	5/11/2028	39.8	39.8	35.1	0.01%
^Baby Gentry’s Childcare & Learning Academy	Social Assistance	Term Loan	Prime plus 2.75%	5/10/2028	10.9	10.9	9.6	—%
^P & M Entertainment, LLC dba Luv 2 Play	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	5/10/2028	116.3	116.3	106.9	0.04%
^Buy Gitomer Inc., Gitgo LLC.,GitGo Archives, LLC, and Jeffrey Gitomer	Educational Services	Term Loan	Prime plus 2.75%	5/9/2043	719.9	719.9	785.6	0.27%
^Whitetail Nurseries Inc	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	5/9/2028	258.4	258.4	247.0	0.09%
^Oculi Entertainment Inc	Motion Picture and Sound Recording Industries	Term Loan	Prime plus 2.75%	5/8/2028	21.7	21.7	19.1	0.01%
^Schmaltz Operations LLC dba Companion Camp	Personal and Laundry Services	Term Loan	Prime plus 2.75%	5/7/2028	58.0	58.0	55.5	0.02%
^Container Shipping, LLC	Support Activities for Transportation	Term Loan	Prime plus 2.75%	5/4/2028	48.3	48.3	42.5	0.01%
^Wilbur Standford Jr Trucking and Excavating, LLC	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	5/3/2028	231.8	231.8	226.1	0.08%
^Warner Family Restaurant LLC dba Burgerim	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	5/3/2028	20.1	20.1	18.5	0.01%
Olmsted LLC and 626 Van LLC dba Maison Yaki	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/1/2029	188.2	188.2	171.7	0.06%
^McIntosh Trail Management Service Organization, Inc.	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	5/1/2028	91.8	91.8	94.8	0.03%

See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2018
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Sunlinc Inc	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	4/30/2028	$9.4	$9.4	$8.2	—%
^SOWC Associates LLC dba Serenity Oaks Wellness Center	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	4/30/2043	1,242.1	1242.1	1,355.4	0.47%
^Saltamontes Tire Company, LLC	Repair and Maintenance	Term Loan	Prime plus 2.75%	4/30/2043	101.7	101.7	106.7	0.04%
Metropolitan Solutions Inc.	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	4/30/2043	34.2	34.2	37.3	0.01%
^Brenden Kehren Development LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	4/30/2028	2.9	2.9	2.5	—%
^Corona Dance, LLC dba Huracan Dance Studio	Performing Arts, Spectator Sports, and Related Industries	Term Loan	Prime plus 2.75%	4/30/2028	11.5	11.5	10.1	—%
^Little Angels Daycare and Learning Center LLC	Social Assistance	Term Loan	Prime plus 2.75%	4/27/2043	159.4	159.4	173.9	0.06%
^Rory James Contracting LLC	Construction of Buildings	Term Loan	Prime plus 2.75%	4/27/2028	15.4	15.4	13.6	—%
^Kastoria Inc. dba Bantam Pizza	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	4/27/2028	14.4	14.4	12.8	—%
^Suraj Enterprises, Inc.	Food and Beverage Stores	Term Loan	Prime plus 2.75%	4/27/2028	300.6	300.6	284.5	0.10%
^Contrada Snacks LLC	Truck Transportation	Term Loan	Prime plus 2.75%	4/27/2028	9.8	9.8	8.6	—%
^Pledge 4 Hope LLC	Data Processing, Hosting, and Related Services	Term Loan	Prime plus 2.75%	4/26/2028	14.4	14.4	12.7	—%
^RWT Corporation dba Welding Works	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	4/26/2028	498.6	498.6	458.4	0.16%
^Matrix Z, LLC	Nonmetallic Mineral Product Manufacturing	Term Loan	Prime plus 2.75%	4/26/2028	72.6	72.6	72.0	0.03%
^K&S Hardware LLC	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	4/26/2028	21.6	21.6	19.0	0.01%
^RWT Corporation dba Welding Works	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	4/26/2043	210.9	210.9	205.9	0.07%
^LMH Optics LLC dba Sterling Optical	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	4/26/2028	48.0	48.0	42.4	0.01%
^Joe & Sons Service, Inc	Repair and Maintenance	Term Loan	Prime plus 2.75%	4/24/2028	108.0	108.0	111.5	0.04%
Kneading Dough LLC dba NY Bagel Cafe & Deli, NY Bagel, New York Bagel	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/23/2029	18.1	18.1	16.7	0.01%
^Just for Boats LLC	Repair and Maintenance	Term Loan	Prime plus 2.75%	4/20/2043	17.4	17.4	18.9	0.01%
^Nando LLC dba Tall Timbers Banquet and Conference Center	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	4/20/2028	19.4	19.4	17.6	0.01%
^Digzy Dogz and Grill LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	4/20/2028	8.6	8.6	8.3	—%
See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2018
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Spitnale’s Garage LLC	Repair and Maintenance	Term Loan	Prime plus 2.75%	4/20/2043	$59.8	$59.8	$62.1	0.02%
^Rosemarie Products Company LLC	Health and Personal Care Stores	Term Loan	Prime plus 2.75%	4/18/2028	14.4	14.4	12.7	—%
^Means Enterprises LLC	Furniture and Home Furnishings Stores	Term Loan	Prime plus 2.75%	4/18/2028	7.2	7.2	6.4	—%
^James L Shoemaker APCC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	4/18/2028	15.4	15.4	13.6	—%
^Veterinary Preventive Care, LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	4/18/2028	44.9	44.9	41.0	0.01%
^A New Dawn Psychotherapy Associates, LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	4/18/2043	86.8	86.8	88.0	0.03%
^Southern HVAC LLC	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	4/17/2043	22.3	22.3	22.4	0.01%
^Southern Oaks Athletic Club, LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	4/17/2043	364.3	364.3	389.5	0.14%
^The Vine, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	4/17/2028	12.4	12.4	11.3	—%
^Southern HVAC LLC	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	4/17/2028	38.4	38.4	36.4	0.01%
^1301 Starks Inc.	Food and Beverage Stores	Term Loan	Prime plus 2.75%	4/16/2028	21.6	21.6	21.8	0.01%
^Patricia A. Freeman & Samuel C. Freeman dba Teenas Pizza	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	4/13/2043	43.1	43.1	45.1	0.02%
^Precision Components Group Inc	Miscellaneous Manufacturing	Term Loan	Prime plus 2.75%	4/11/2028	21.6	21.6	20.7	0.01%
^Sexy Nails Center LLC	Personal and Laundry Services	Term Loan	Prime plus 2.75%	4/10/2043	200.8	200.8	215.7	0.08%
^Mark Baker	Truck Transportation	Term Loan	Prime plus 2.75%	4/9/2028	11.5	11.5	10.5	—%
^Innovation Transport LLC	Truck Transportation	Term Loan	Prime plus 2.75%	4/6/2028	49.3	49.3	47.1	0.02%
^Newsome Mobile Notary LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	4/5/2028	5.0	5.0	4.4	—%
^Shree Lakshminarayyn Grocery Stores LLC	Gasoline Stations	Term Loan	Prime plus 2.75%	4/5/2043	119.0	119.0	125.3	0.04%
^Bean City Bar and Grill LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	4/4/2043	93.7	93.7	99.1	0.03%
^Alaska Industrial Paint LLC	Repair and Maintenance	Term Loan	Prime plus 2.75%	3/30/2043	220.9	220.9	231.5	0.08%
^GQ Investments,LLC	Electrical Equipment, Appliance, and Component Manufacturing	Term Loan	Prime plus 2.75%	3/30/2028	200.8	200.8	180.6	0.06%
^B&C Texas Leasing Inc and M&W Hot Oil, Inc.	Truck Transportation	Term Loan	Prime plus 2.75%	3/30/2028	935.0	935.0	894.7	0.31%

See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2018
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Master Roofing and Siding Inc.	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	3/30/2028	$252.8	$252.8	$222.3	0.08%
^Romancing the Stone	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	3/30/2043	345.3	345.3	356.8	0.12%
^Alaska Industrial Paint LLC	Repair and Maintenance	Term Loan	Prime plus 2.75%	3/30/2028	119.0	119.0	118.3	0.04%
^Michael S Brown Physical Therapy, P.C	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	3/30/2028	94.2	94.2	82.9	0.03%
^Arrow Freight Inc	Truck Transportation	Term Loan	Prime plus 2.75%	3/30/2028	671.7	671.7	590.6	0.21%
^B&C Texas Leasing Inc.,M & W Hot Oill, Inc	Truck Transportation	Term Loan	Prime plus 2.75%	3/30/2043	267.4	267.4	270.9	0.09%
^Fifth Wheel Truck Stop 001	Gasoline Stations	Term Loan	Prime plus 2.75%	3/30/2043	1,135.3	1135.3	1,134.1	0.39%
^Boulevard Books Inc.	Publishing Industries (except Internet)	Term Loan	Prime plus 2.75%	3/30/2043	120.1	120.1	126.7	0.04%
^Technical Ordnance Solutions,LLC	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	3/30/2028	1,142.6	1142.6	1,012.9	0.35%
^Payne’s Environmental Services LLC	Administrative and Support Services	Term Loan	Prime plus 2.75%	3/30/2028	216.2	216.2	205.3	0.07%
^America’s Little Leaders Academy, Inc	Social Assistance	Term Loan	Prime plus 2.75%	3/30/2043	22.3	22.3	23.6	0.01%
^Kaz Wellness, LLC dba Grounded Wellness Center	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	3/29/2028	15.2	15.2	14.0	—%
^Hot Shot Services, Inc and TFB, Ltd Co	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	3/29/2043	396.2	396.2	432.0	0.15%
Lou & Choo Enterprises Inc.	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/28/2044	33.8	33.8	37.0	0.01%
^Montage Mountain Resorts, LP	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	3/28/2043	1,238.0	1,238.0	1,350.0	0.47%
^Clancy 15 LLC and Allied Molded Products LLC	Plastics and Rubber Products Manufacturing	Term Loan	Prime plus 2.75%	3/28/2028	147.5	147.5	140.2	0.05%
^Kenneth Whelchel dba Whelchel Fencing and Construction	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	3/28/2028	62.0	62.0	57.6	0.02%
^Clancy 15 LLC and Allied Molded Products LLC	Plastics and Rubber Products Manufacturing	Term Loan	Prime plus 2.75%	3/28/2043	212.9	212.9	214.7	0.07%
^Corning Lumber Company Inc & Frank R Close & Son Inc	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	3/28/2028	83.5	83.5	86.1	0.03%
^Cartwright Termite & Pest Control Inc. and Cartwright Termite & Pest Co.	Administrative and Support Services	Term Loan	Prime plus 2.75%	3/28/2028	222.1	222.1	209.5	0.07%
^K.C. Communications, Inc.	Telecommunications	Term Loan	Prime plus 2.75%	3/27/2028	59.6	59.6	61.5	0.02%
^Towing Professionals of Arizona Inc dba Shamrock Towing	Support Activities for Transportation	Term Loan	Prime plus 2.75%	3/26/2028	143.1	143.1	131.4	0.05%

See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2018
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Towing Professionals of Arizona Inc dba Shamrock Towing	Support Activities for Transportation	Term Loan	Prime plus 2.75%	3/26/2043	$533.6	$533.6	$520.4	0.18%
^Cable Management, LLC	Waste Management and Remediation Services	Term Loan	Prime plus 2.75%	3/23/2028	94.5	94.5	90.3	0.03%
^Sunshine Tents and Event Rentals LLC	Rental and Leasing Services	Term Loan	Prime plus 2.75%	3/23/2028	58.9	58.9	60.7	0.02%
^Shweiki Media Inc dba Study Breaks Magazine	Publishing Industries (except Internet)	Term Loan	Prime plus 2.75%	3/23/2028	71.6	71.6	72.4	0.03%
^Aque Investment Group LLC	Real Estate	Term Loan	Prime plus 2.75%	3/23/2028	253.3	253.3	261.2	0.09%
^Denton BioFuels LLC and Amercian BioSource, LLC	Waste Management and Remediation Services	Term Loan	Prime plus 2.75%	3/23/2028	93.0	93.0	86.8	0.03%
^All Regional Recyclers of Wood LLC dba ARROW	Waste Management and Remediation Services	Term Loan	Prime plus 2.75%	3/23/2028	125.2	125.2	119.5	0.04%
^New York Label & Box Corp	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	3/23/2043	1,238.0	1,238.0	1,288.6	0.45%
^Sofasco, Inc	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	3/23/2043	99.0	99.0	99.2	0.03%
^Kajun Martial Arts LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	3/23/2028	21.5	21.5	19.2	0.01%
^ME Interiors LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	3/22/2028	17.9	17.9	15.7	0.01%
^GeoTek Alaska, Inc	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	3/21/2043	841.9	841.9	878.6	0.31%
^Rexco Foods LLC dba Papa John’s	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/20/2028	40.6	40.6	35.7	0.01%
^RTSP Union LLC	Sporting Goods, Hobby, Musical Instrument, and Book Stores	Term Loan	Prime plus 2.75%	9/20/2028	1,182.3	1,182.3	1,107.4	0.39%
^Cest Chic Concepts, LLC dba Salon Cest Chic	Personal and Laundry Services	Term Loan	Prime plus 2.75%	3/19/2028	10.7	10.7	9.7	—%
^Petroleum Equipment & Services, Inc	Support Activities for Mining	Term Loan	Prime plus 2.75%	3/16/2028	238.5	238.5	244.1	0.08%
^Camerabots Media, LLC	Motion Picture and Sound Recording Industries	Term Loan	Prime plus 2.75%	3/16/2028	14.3	14.3	12.9	—%
^Car Pro Auto Spa of Stuart, LLC dba Tide Pools Island Gifts	Repair and Maintenance	Term Loan	Prime plus 2.75%	3/16/2028	21.5	21.5	22.1	0.01%
^Rojenco, Inc. dba Buggy Bathe Auto Wash Lube & Detail Shoppe	Repair and Maintenance	Term Loan	Prime plus 2.75%	3/15/2043	514.0	514.0	542.8	0.19%
^Rojenco II,Inc.	Repair and Maintenance	Term Loan	Prime plus 2.75%	9/15/2043	76.3	76.3	80.6	0.03%

See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2018
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Bear Bones, Inc.	Beverage and Tobacco Product Manufacturing	Term Loan	Prime plus 2.75%	3/15/2043	$22.3	$22.3	$23.8	0.01%
^CTD Operations Inc	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	7/15/2028	63.2	63.2	56.6	0.02%
^Rojenco, Inc. dba The Buggy Bathe Auto Wash Lube & Detail Shoppe	Repair and Maintenance	Term Loan	Prime plus 2.75%	9/15/2043	76.3	76.3	80.6	0.03%
^Rojenco II, Inc.	Repair and Maintenance	Term Loan	Prime plus 2.75%	3/15/2043	398.6	398.6	420.9	0.15%
^Summit Insights Group LLC	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	Term Loan	Prime plus 2.75%	3/14/2028	84.9	84.9	74.6	0.03%
^Dante Ultimate Cleaning Service LLC	Administrative and Support Services	Term Loan	Prime plus 2.75%	3/9/2028	9.7	9.7	9.2	—%
^SRG Waterfront LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/9/2028	298.2	298.2	265.8	0.09%
^2b Mom Inc dba Mom’s the Word Maternity	Clothing and Clothing Accessories Stores	Term Loan	Prime plus 2.75%	3/9/2028	93.1	93.1	81.9	0.03%
^Bee Kidz Funzone Inc	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	3/9/2028	186.6	186.6	169.9	0.06%
^Integrity Machinery Moving, LLC	Support Activities for Transportation	Term Loan	Prime plus 2.75%	3/8/2028	21.5	21.5	22.1	0.01%
^Treft Systems Inc	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	3/8/2028	14.3	14.3	12.7	—%
^Unpainted Arizona, LLC dba Westside Bowl	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	8/7/2043	103.5	103.5	107.0	0.04%
^Play4Fun dba Luv 2 Play	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	3/7/2028	170.4	170.4	156.8	0.05%
^Espinoza & Salinas Group Ltd dba Credit 360 Consulting	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	3/2/2028	4.7	4.7	4.3	—%
^BC Bishop Enterprises LLC dba 9Round Pooler	Educational Services	Term Loan	Prime plus 2.75%	3/2/2028	8.0	8.0	7.2	—%
^Stepping Stones Childrens Academy	Social Assistance	Term Loan	Prime plus 2.75%	3/2/2043	252.0	252.0	268.3	0.09%
^Connie Engelbrecht	Nonmetallic Mineral Product Manufacturing	Term Loan	Prime plus 2.75%	2/28/2028	2.8	2.8	2.6	—%
^The Law Offices of Samuel R Miller LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	2/28/2043	117.7	117.7	128.0	0.04%
^Merciful Heavenly Homes, LLC	Nursing and Residential Care Facilities	Term Loan	Prime plus 2.75%	2/28/2043	65.6	65.6	71.5	0.02%
^Urban Fitness Group LLC dba Crunch Fitness Group LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	2/28/2028	212.4	212.4	219.0	0.08%

See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2018
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Carey Collision Repairs Inc.	Repair and Maintenance	Term Loan	Prime plus 2.75%	2/27/2028	$71.1	$71.1	$64.2	0.02%
^Betty’s Catering Corp, Betty’s Decoration & Wedding Center Inc.	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/26/2043	352.9	352.9	384.8	0.13%
^Purely Seed LLC	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	2/26/2028	118.5	118.5	104.2	0.04%
^Carries Cakes and Catering, Inc dba Carrie’s Cakes and Confections	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/23/2028	4.9	4.9	4.3	—%
^Jackpine Technologies Corporation	Publishing Industries (except Internet)	Term Loan	Prime plus 2.75%	2/22/2028	75.0	75.0	72.3	0.03%
^Crossfit iQ LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	2/21/2028	40.3	40.3	36.5	0.01%
^Wellfleet Consulting Inc.	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	2/21/2028	14.2	14.2	12.5	—%
^New View Media Group LLC	Publishing Industries (except Internet)	Term Loan	Prime plus 2.75%	2/16/2028	78.2	78.2	80.7	0.03%
^Town & Country Transportation Co.	Transit and Ground Passenger Transportation	Term Loan	Prime plus 2.75%	2/16/2028	62.8	62.8	64.8	0.02%
^Lulinjett LLC dba All American Printing & Design	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	2/14/2043	105.4	105.4	115.0	0.04%
^JumboMarkets, Inc.	Food and Beverage Stores	Term Loan	Prime plus 2.75%	2/13/2028	196.7	196.7	179.3	0.06%
^Margab Inc dba Smoothie King	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/13/2028	12.1	12.1	10.9	—%
^Tony Herring & Associates, Inc.	Furniture and Home Furnishings Stores	Term Loan	Prime plus 2.75%	2/9/2028	7.8	7.8	7.9	—%
^Start “UP “Dreams, Inc dba SDC Concrete and Start”UP” Dream Construction	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	2/9/2028	71.1	71.1	66.2	0.02%
^Quality Machine of Iowa, Inc	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	2/9/2028	1,223.3	1,223.3	1,172.9	0.41%
^Apps Inc., Market Share, and Singular Leaseholdings LLC	Telecommunications	Term Loan	Prime plus 2.75%	2/8/2028	497.4	497.4	437.4	0.15%
^De La Vega LLC dba De La Vega Deland and De La Vega Oviedo	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/7/2028	74.4	74.4	68.1	0.02%
^Macrotech Integrated Management Solutions dba Extreme Lawn Care	Repair and Maintenance	Term Loan	Prime plus 2.75%	2/5/2028	11.4	11.4	11.7	—%
^Midlothian Hardware Inc dba Grills True Value	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	2/2/2028	14.2	14.2	14.6	0.01%
^M&R Wong LLC	Administrative and Support Services	Term Loan	Prime plus 2.75%	2/1/2028	11.3	11.3	10.0	—%
^Chace Building Supply of CT Inc.,	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	1/31/2043	296.7	296.7	323.6	0.11%

See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2018
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Rocco’sLandscaping LLC	Administrative and Support Services	Term Loan	Prime plus 2.75%	1/31/2043	$74.1	$74.1	$80.8	0.03%
^USA General Investment LLC dba Braniff Paint and Body Shop	Repair and Maintenance	Term Loan	Prime plus 2.75%	1/31/2028	14.1	14.1	12.8	—%
^WydeBodi, LLC dba Wyde Bodi Auto Tags	Support Activities for Transportation	Term Loan	Prime plus 2.75%	1/30/2043	46.9	46.9	49.4	0.02%
^New Phaze Packaging Inc	Paper Manufacturing	Term Loan	Prime plus 2.75%	1/26/2043	947.6	947.6	1,026.9	0.36%
^Parati USA Inc	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	1/25/2028	20.0	20.0	17.6	0.01%
^Concrete Services LLC and James Ward	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	1/25/2028	94.2	94.2	87.9	0.03%
^Southside BBQ Corp	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	1/25/2028	18.4	18.4	18.9	0.01%
^Flair Interiors, Inc dba Giant Don’s Flooring America	Furniture and Home Furnishings Stores	Term Loan	Prime plus 2.75%	1/24/2028	129.5	129.5	133.6	0.05%
^Tier1 Solutions LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	1/23/2028	7.1	7.1	6.4	—%
^Lavish Specs Inc	Machinery Manufacturing	Term Loan	Prime plus 2.75%	1/19/2028	7.1	7.1	6.2	—%
^Friend Contractors, LLC	Construction of Buildings	Term Loan	Prime plus 2.75%	1/19/2043	229.7	229.7	238.2	0.08%
^Weeping Willow Kennels, Inc.	Personal and Laundry Services	Term Loan	Prime plus 2.75%	1/19/2028	9.9	9.9	10.2	—%
^Lou & Choo Enterprises Inc dba Lou & Choo Lounge	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	1/18/2043	113.6	113.6	117.0	0.04%
^MedWorxs Inc.	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	1/18/2028	74.2	74.2	65.2	0.02%
^Specialized Dairy Processors LLC and Nathaly Zapata	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	1/16/2028	61.2	61.2	53.8	0.02%
^Human Resource Time Manager LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	1/8/2028	14.6	14.6	15.0	0.01%
^Impress Therapeutic Massage LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	1/8/2043	62.2	62.2	66.0	0.02%
^Sandfree Systems LLC	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	1/5/2028	7.1	7.1	7.3	—%
^Crad Holding LLC dba Neighborhood Laundry of Bloomfield	Personal and Laundry Services	Term Loan	Prime plus 2.75%	1/5/2028	58.9	58.9	52.2	0.02%
^Social Link LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	12/29/2027	10.5	10.5	9.2	—%
^Anglin Cultured Stone Products LLC	Construction of Buildings	Term Loan	Prime plus 2.75%	12/27/2042	635.1	635.1	629.6	0.22%
^Morrocco Method, Inc	Chemical Manufacturing	Term Loan	Prime plus 2.75%	12/27/2042	719.0	719.0	763.7	0.27%
^Dudeck Enterprise LLC dba Detail Garage Las Vegas	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	12/22/2027	15.2	15.2	15.7	0.01%
See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2018
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^O’Rourke’s Diner, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/22/2027	$3.5	$3.5	$3.4	—%
^Muckamuck Trucks, Inc.	Truck Transportation	Term Loan	Prime plus 2.75%	12/22/2027	12.9	12.9	12.3	—%
^Advance Case Parts Inc	Repair and Maintenance	Term Loan	Prime plus 2.75%	12/22/2027	46.4	46.4	44.6	0.02%
^TrialHawk Litigation Group LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	12/22/2027	14.7	14.7	12.9	—%
^Landmark Ventures USA Inc	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	Term Loan	Prime plus 2.75%	12/22/2027	58.5	58.5	51.4	0.02%
^Medical Plaza of Boro Park PC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/22/2027	58.5	58.5	51.4	0.02%
^Bisson Transportation Inc	Truck Transportation	Term Loan	Prime plus 2.75%	12/22/2027	70.2	70.2	69.0	0.02%
^Jacliff Investments Inc dba International Heal	Publishing Industries (except Internet)	Term Loan	Prime plus 2.75%	12/22/2027	46.8	46.8	41.1	0.01%
^Salida Family Chiropractic-PPLC dba Salida Sport and Spine	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/22/2027	11.2	11.2	9.9	—%
^Lab Partner, LLC and Beechtree Diagnostics, LLP and Cottonwood Diagnostics	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	12/22/2027	728.4	728.4	648.5	0.23%
^CT Auto Spa LLC	Repair and Maintenance	Term Loan	Prime plus 2.75%	12/21/2027	202.8	202.8	206.6	0.07%
^Blue Lagoon Resort, LLC dba Hill View Cottages	Accommodation	Term Loan	Prime plus 2.75%	12/21/2042	186.6	186.6	203.3	0.07%
^DHD Enterprise LLC dba Edible Arrangements #1699	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	12/21/2027	21.4	21.4	19.7	0.01%
^Tropical Stone LLC	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	12/21/2027	175.8	175.8	181.1	0.06%
^Ameco Forest Products LLC	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	12/21/2027	163.8	163.8	168.7	0.06%
^DBMS Consulting, Inc.	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	12/20/2027	70.2	70.2	67.2	0.02%
^Best Quality Home Care LLC	Nursing and Residential Care Facilities	Term Loan	Prime plus 2.75%	12/19/2027	7.4	7.4	6.5	—%
^CZAR Industries, Inc.	Machinery Manufacturing	Term Loan	Prime plus 2.75%	12/19/2027	248.9	248.9	233.3	0.08%
^Auto Excellance of Fort Myers Inc.	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	12/19/2042	104.8	104.8	114.2	0.04%
^1-0 Granny’s Helpful Hands, LLC	Nursing and Residential Care Facilities	Term Loan	Prime plus 2.75%	12/15/2027	21.1	21.1	18.7	0.01%
^Legion Bowl, Inc & Legion Pub Inc	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	12/15/2042	329.7	329.7	359.3	0.12%
^Montessori Community School	Social Assistance	Term Loan	Prime plus 2.75%	12/15/2027	59.6	59.6	56.6	0.02%

See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2018
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Ocean Trans LLC & Dehal Trucking LLC	Truck Transportation	Term Loan	Prime plus 2.75%	12/15/2042	$601.8	$601.8	$599.0	0.21%
^Capital Containers LLC	Truck Transportation	Term Loan	Prime plus 2.75%	12/15/2027	21.1	21.1	18.9	0.01%
^Crystal II Auto Glass Inc	Repair and Maintenance	Term Loan	Prime plus 2.75%	12/15/2027	14.1	14.1	12.4	—%
Neville Galvanizing, Inc	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	12/15/2042	625.0	625.0	641.5	0.22%
^JMD Aviation Holdings, LLC	Rental and Leasing Services	Term Loan	Prime plus 2.75%	12/15/2027	468.0	468.0	473.7	0.16%
^Peanut Butter & Co., Inc	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	12/15/2027	210.6	210.6	184.9	0.06%
^KR Calvert & Co, LLC	Transit and Ground Passenger Transportation	Term Loan	Prime plus 2.75%	12/14/2027	446.3	446.3	393.5	0.14%
^Royalty Freight Inc	Truck Transportation	Term Loan	Prime plus 2.75%	12/14/2027	625.9	625.9	549.6	0.19%
^Atlas Geo-Constructors, LLC	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	12/14/2027	284.5	284.5	275.3	0.10%
^Barcade Holdings, LLC, Barcade LLC,& Barcade New Haven LLC	Management of Companies and Enterprises	Term Loan	Prime plus 2.75%	12/14/2027	59.0	59.0	52.8	0.02%
^Heung Kyun Im	Nonstore Retailers	Term Loan	Prime plus 2.75%	12/14/2027	14.5	14.5	12.7	—%
^AADJ Empire Inc and AADJ Galaxy Inc.	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/14/2042	178.8	178.8	181.2	0.06%
^LP Industries Inc. dba Childforms	Plastics and Rubber Products Manufacturing	Term Loan	Prime plus 2.75%	12/14/2027	70.3	70.3	68.6	0.02%
^Beale Street Blues Company Inc.dba B.B. King’s Club-Memphis	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/14/2027	942.9	942.9	834.9	0.29%
^Hana Pastries Enterprises LLC dba Hana Kitchens, Hana Pastries, Inc.	Food Manufacturing	Term Loan	Prime plus 2.75%	12/14/2027	90.3	90.3	89.6	0.03%
^Nichols Fire and Security LLC	Administrative and Support Services	Term Loan	Prime plus 2.75%	12/13/2042	86.3	86.3	89.3	0.03%
^Hardway Inc & AFC Leasing Inc	Rental and Leasing Services	Term Loan	Prime plus 2.75%	12/13/2027	871.8	871.8	765.5	0.27%
^LPB LPB Property Management Inc dba Wilderness View Cabins & Ellijay C	Real Estate	Term Loan	Prime plus 2.75%	12/12/2042	98.6	98.6	107.0	0.04%
^Clore Construction LLC	Heavy and Civil Engineering Construction	Term Loan	Prime plus 2.75%	12/12/2027	433.2	433.2	415.5	0.14%
^Jai Ganeshai LLC, Mahiveera 1 LLC, Mahiveera 2 LLC & KSVP LLC	Gasoline Stations	Term Loan	Prime plus 2.75%	12/12/2027	46.8	46.8	41.1	0.01%
^Big Picture Group LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	12/12/2027	351.0	351.0	321.7	0.11%

See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2018
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Sky Way Enterprises, Inc, A-Liner-8-Aviation, Inc, Kissimmee Aviation	Air Transportation	Term Loan	Prime plus 2.75%	12/12/2027	$468.0	$468.0	$410.9	0.14%
^A-1 Van Services Inc	Transit and Ground Passenger Transportation	Term Loan	Prime plus 2.75%	12/12/2027	673.6	673.6	651.9	0.23%
^The Ohio Valley Group Inc dba Ohio Valley Landscapes & Design	Administrative and Support Services	Term Loan	Prime plus 2.75%	12/12/2027	14.0	14.0	12.8	—%
^Clear Sound Communications, Inc	Administrative and Support Services	Term Loan	Prime plus 2.75%	12/8/2027	3.5	3.5	3.1	—%
^AV Strategy Inc	Rental and Leasing Services	Term Loan	Prime plus 2.75%	12/8/2027	414.1	414.1	389.4	0.14%
^JVLS LLC dba Vaccines 2 Go	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/7/2027	14.0	14.0	12.3	—%
^Kim Howard Corp dba NPN Machine Tools	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	12/7/2042	568.2	568.2	617.2	0.21%
^IHC Hardware Inc.	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	12/6/2042	98.6	98.6	98.7	0.03%
^Driven Powersports, Inc	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	12/6/2027	81.9	81.9	71.9	0.03%
^Earth First Recycling LLC	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	12/6/2027	72.8	72.8	72.9	0.03%
^ODS Inc	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	12/6/2027	45.9	45.9	42.7	0.01%
^Healthcare Interventions, Inc dba Brightstar Healthcare of & Brightstar	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/4/2027	14.0	14.0	12.3	—%
^Oil Palace, Inc.	Performing Arts, Spectator Sports, and Related Industries	Term Loan	Prime plus 2.75%	12/4/2042	976.8	976.8	1,064.4	0.37%
^PS Camping Inc.	Accommodation	Term Loan	Prime plus 2.75%	12/1/2027	18.9	18.9	19.1	0.01%
^Square1 Partners, LLC	Publishing Industries (except Internet)	Term Loan	Prime plus 2.75%	12/1/2027	58.5	58.5	51.4	0.02%
^Utara LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/1/2027	22.0	22.0	20.4	0.01%
^Linda Jean Howard Riley dba The Rusty Bolt	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	12/1/2042	20.7	20.7	22.6	0.01%
^Salud Bar & Grill LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/1/2027	52.6	52.6	46.5	0.02%
^Fortress Verve Inc, Maurice R. Margules and Antonie C. Reinhard	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	11/30/2027	122.0	122.0	122.1	0.04%
^WTI Distribution Inc	Support Activities for Transportation	Term Loan	Prime plus 2.75%	11/30/2027	37.2	37.2	35.3	0.01%
^Frontier Sand LLC	Mining (except Oil and Gas)	Term Loan	Prime plus 2.75%	11/30/2027	479.0	479.0	473.3	0.16%

See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2018
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Create- A- Stitch, Inc	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	11/30/2042	$86.2	$86.2	$92.7	0.03%
^J. Venture Holdings, LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	11/30/2027	11.6	11.6	11.9	—%
^Skin Beauty Bar Inc. and Tameka J. Mathis	Personal and Laundry Services	Term Loan	Prime plus 2.75%	11/30/2027	8.4	8.4	7.6	—%
^OPH Lexington, Inc	Social Assistance	Term Loan	Prime plus 2.75%	11/29/2042	192.8	192.8	210.1	0.07%
^Clearwater Transportation LTD dba Thrifty Car Rental, Dollar Rent A Car	Rental and Leasing Services	Term Loan	Prime plus 2.75%	11/29/2027	160.4	160.4	144.1	0.05%
^Our Playhouse Preschool, LLC	Social Assistance	Term Loan	Prime plus 2.75%	11/29/2042	233.8	233.8	254.8	0.09%
^Amped Coffee Company LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/28/2027	58.2	58.2	60.0	0.02%
^Beacon Brewing LLC and C’ Sons, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/27/2042	125.1	125.1	136.3	0.05%
^Step Up Academy of the Arts, LLC	Educational Services	Term Loan	Prime plus 2.75%	11/22/2027	14.7	14.7	12.9	—%
^Webtez Inc dba Mod Vans	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	11/22/2027	65.1	65.1	57.5	0.02%
^JMD Corporation dba Dart’s True Value	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	11/22/2027	17.4	17.4	16.5	0.01%
^Glencadia Corporation	Personal and Laundry Services	Term Loan	Prime plus 2.75%	11/21/2027	3.5	3.5	3.1	—%
^Grumpy’s Restaurant Company, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/21/2027	66.1	66.1	58.2	0.02%
^Cali Fit Meals	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/21/2027	20.9	20.9	19.9	0.01%
^PB Market LLC dba Pure Barre	Educational Services	Term Loan	Prime plus 2.75%	11/21/2027	100.9	100.9	88.7	0.03%
^N Transport LLC	Truck Transportation	Term Loan	Prime plus 2.75%	11/20/2027	385.5	385.5	338.5	0.12%
^N Transport LLC	Truck Transportation	Term Loan	Prime plus 2.75%	11/20/2042	175.3	175.3	164.3	0.06%
^B Lam LLC	Personal and Laundry Services	Term Loan	Prime plus 2.75%	11/20/2042	178.6	178.6	190.0	0.07%
^Maya Motel, LLC dba Town House Motel	Accommodation	Term Loan	Prime plus 2.75%	11/17/2042	56.2	56.2	61.2	0.02%
^TPE Midstream LLC, Dasham Company dba Sahm Co & S & S Ventures Inc.	Rental and Leasing Services	Term Loan	Prime plus 2.75%	11/17/2027	175.8	175.8	170.7	0.06%
^SSI Refrigerated Express Inc. and Robert M Stallone	Truck Transportation	Term Loan	Prime plus 2.75%	11/17/2027	59.4	59.4	53.4	0.02%
^Jacob’s Towing, Inc.dba Jacob’s Automotive Locksmith & Jacob’s Auto Repair	Support Activities for Transportation	Term Loan	Prime plus 2.75%	11/17/2027	46.5	46.5	42.8	0.01%
^Southern Specialty Contractor, LLC & Ronald David Holbrook Jr.	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	11/17/2027	49.3	49.3	43.7	0.02%

See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2018
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^H & H Hotshot Services, Inc.	Couriers and Messengers	Term Loan	Prime plus 2.75%	11/16/2027	$65.1	$65.1	$59.7	0.02%
^Murf & Sons LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/16/2027	154.7	154.7	138.0	0.05%
^J R Wholesale Tires & Auto Center, LLC	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	11/15/2042	13.3	13.3	14.5	0.01%
^Marcaco LLC	Nonmetallic Mineral Product Manufacturing	Term Loan	Prime plus 2.75%	11/15/2042	651.7	651.7	693.3	0.24%
^Auto Rx LLC,J&P Auto Repair Inc	Repair and Maintenance	Term Loan	Prime plus 2.75%	11/15/2042	193.3	193.3	209.2	0.07%
Paramount Dance Studios Inc. and Homestead Dance Supply	Educational Services	Term Loan	Prime plus 2.75%	10/14/2043	408.5	408.5	432.7	0.15%
^GFA International Inc.	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	11/13/2027	87.2	87.2	89.8	0.03%
^Wing King at the Gardens LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/10/2027	9.1	9.1	8.0	—%
^Linqserv Inc.	Transit and Ground Passenger Transportation	Term Loan	Prime plus 2.75%	11/9/2027	574.1	574.1	548.7	0.19%
^Hofgard & Co, Inc dba Hofgard Benefits and James Marsh	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	11/8/2027	13.8	13.8	12.1	—%
^JNP Delivery Inc	Couriers and Messengers	Term Loan	Prime plus 2.75%	11/7/2027	104.1	104.1	97.5	0.03%
^His Loving Hands Christian Academy, Inc.	Social Assistance	Term Loan	Prime plus 2.75%	11/6/2042	90.4	90.4	96.1	0.03%
^Sterling Campbell Insurance Agency, Inc	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	11/3/2027	7.0	7.0	6.1	—%
^S & S Auto Body Shop Inc.	Repair and Maintenance	Term Loan	Prime plus 2.75%	11/3/2042	162.6	162.6	175.5	0.06%
^Top Quality Dent Service LLC	Repair and Maintenance	Term Loan	Prime plus 2.75%	11/2/2027	5.6	5.6	4.9	—%
^Edge Studios Inc Radiant Yoga LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	11/1/2027	61.6	61.6	55.5	0.02%
^Rachael Reel dba Rachel Reel Insurance Age	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	10/31/2027	6.9	6.9	6.1	—%
^Berza TLG,LLC dba The Little Gym of Lake Charles	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	10/31/2027	39.2	39.2	35.1	0.01%
^The Five Lakes LLC	Educational Services	Term Loan	Prime plus 2.75%	10/30/2042	467.3	467.3	509.2	0.18%
^Die Hard Used Car Sales	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	10/30/2042	55.4	55.4	60.4	0.02%
^Blue Eagle Transport Inc, Golden Eagle Transport, Inc	Couriers and Messengers	Term Loan	Prime plus 2.75%	10/27/2027	34.7	34.7	31.4	0.01%
^Sage Oil LLC	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	10/27/2027	9.2	9.2	8.2	—%
^Ashore Ventures Inc dba PuroClean Professional Restoration	Repair and Maintenance	Term Loan	Prime plus 2.75%	10/27/2027	13.4	13.4	12.2	—%

See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2018
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Cardinal Homes, Inc	Wood Product Manufacturing	Term Loan	Prime plus 2.75%	10/27/2027	$101.0	$101.0	$104.1	0.04%
^Suzie LLC dba Tony D’s Restaurant	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	10/25/2042	86.1	86.1	92.5	0.03%
^White Walker LLC dba Frenchette	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	10/25/2027	258.9	258.9	266.7	0.09%
^Grand Blanc Lanes, Inc.	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	10/25/2027	13.9	13.9	14.3	—%
^Schafer Fisheries Inc	Food Manufacturing	Term Loan	Prime plus 2.75%	10/25/2027	32.3	32.3	33.3	0.01%
^Action Physical Therapy Yoga and Wellness Center Inc.	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	10/24/2027	20.8	20.8	20.4	0.01%
^The Jig, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	10/24/2042	74.8	74.8	79.1	0.03%
^Florida Apnea Diagnostics LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	10/20/2027	146.5	146.5	131.1	0.05%
^Looky Enterprises, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	10/18/2027	61.4	61.4	55.4	0.02%
^Island Refrigeration & AC Inc	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	10/18/2042	138.6	138.6	144.3	0.05%
^H and K Dry Cleaning LLC, Quintero Shopping Center LLC, Aqua Laundry	Electronics and Appliance Stores	Term Loan	8%	10/17/2042	63.3	63.3	69.0	0.02%
^Blueridge Armor LLC	Miscellaneous Manufacturing	Term Loan	Prime plus 2.75%	10/17/2027	7.6	7.6	7.2	—%
^Albas Bar & Grill LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	10/13/2042	44.3	44.3	44.5	0.02%
^Cortez Landscaping, LLC	Administrative and Support Services	Term Loan	Prime plus 2.75%	10/13/2027	17.7	17.7	16.5	0.01%
^Crawfordsville Fitness LLC dba Planet Fitness	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	10/13/2027	114.6	114.6	103.4	0.04%
^On Call Services LLC	Construction of Buildings	Term Loan	Prime plus 2.75%	10/13/2027	16.6	16.6	17.1	0.01%
^JD Ventures LLC and JD Roof Co LLC	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	10/12/2027	20.8	20.8	18.7	0.01%
^Pro Anderson, LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	10/11/2027	49.9	49.9	44.5	0.02%
^Sandbox Ventures LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	10/11/2027	17.3	17.3	17.0	0.01%
^Eye Optique Inc.	Health and Personal Care Stores	Term Loan	Prime plus 2.75%	10/5/2027	13.9	13.9	12.2	—%
^Becky Lou Corp dba Rent A Center	Rental and Leasing Services	Term Loan	Prime plus 2.75%	10/2/2027	84.2	84.2	78.9	0.03%
^Ains Holding Company LLC	Management of Companies and Enterprises	Term Loan	Prime plus 2.75%	10/2/2027	75.8	75.8	68.3	0.02%
See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2018
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Dan Cline Transport Inc.	Truck Transportation	Term Loan	Prime plus 2.75%	9/29/2030	$948.9	$948.9	$864.6	0.30%
^Cagwin Trucking LLC	Truck Transportation	Term Loan	Prime plus 2.75%	9/29/2042	321.7	321.7	344.6	0.12%
^Sashshel Corporation	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/29/2042	209.1	209.1	227.7	0.08%
^Threads of Time LLC	Sporting Goods, Hobby, Musical Instrument, and Book Stores	Term Loan	Prime plus 2.75%	9/29/2042	135.1	135.1	139.1	0.05%
^Harco Metal Products Inc	Primary Metal Manufacturing	Term Loan	Prime plus 2.75%	9/29/2042	483.3	483.3	479.2	0.17%
^Miechella Suzette Decker	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	9/29/2042	98.4	98.4	107.1	0.04%
^Chicago American Manufacturing LLC, Dockside Steel Processing LLC	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	9/29/2042	1,230.3	1,230.3	1,289.0	0.45%
^Pets A Go Go LLC	Personal and Laundry Services	Term Loan	Prime plus 2.75%	9/28/2042	195.5	195.5	206.8	0.07%
^Rhode Island Tennis Management LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	9/28/2042	540.4	540.4	555.3	0.19%
^Nicholson Lumber Co Inc.	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	9/28/2030	202.9	202.9	204.5	0.07%
^Rhode Island Tennis Management LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	9/28/2042	376.3	376.3	386.7	0.13%
^National Media Services, Inc	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	9/28/2027	17.2	17.2	15.1	0.01%
^Complete Care IT LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	9/27/2027	13.5	13.5	11.8	—%
^Technologist Inc	Heavy and Civil Engineering Construction	Term Loan	Prime plus 2.75%	9/27/2027	318.5	318.5	316.0	0.11%
^Rollins Construction & Trucking LLC	Construction of Buildings	Term Loan	Prime plus 2.75%	9/26/2027	312.4	312.4	311.0	0.11%
^Inspirations Food Design, Inc	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/26/2042	460.0	460.0	478.7	0.17%
^KB Waterjet Cutting LLC	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	9/22/2027	9.4	9.4	8.7	—%
^JPS Arthur Kill Rd Bakery Corp dba Aunt Butches of Brooklyn	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/22/2027	20.6	20.6	18.3	0.01%
^Magnation Corporation	Utilities	Term Loan	Prime plus 2.75%	9/22/2027	45.9	45.9	47.2	0.02%
^Sallee Pro-Custom Fabrication Shop LLC	Repair and Maintenance	Term Loan	Prime plus 2.75%	9/21/2027	8.3	8.3	8.5	—%
^Sound Manufacturing, Inc. & Monster Power Equipment, Inc.	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	9/20/2027	183.3	183.3	177.1	0.06%

See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2018
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Alpha Preparatory Academy LLC	Social Assistance	Term Loan	Prime plus 2.75%	9/20/2042	$159.7	$159.7	$163.6	0.06%
^CR Park Incorporated dba Define Body and Mind	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	9/20/2027	92.1	92.1	83.8	0.03%
^Denek Contracting Inc and Denek Leasing LLC	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	9/20/2042	206.3	206.3	224.6	0.08%
^Excel, RP Inc.	Machinery Manufacturing	Term Loan	Prime plus 2.75%	9/20/2027	91.7	91.7	86.3	0.03%
^Max Home Deliveries, Inc	Couriers and Messengers	Term Loan	Prime plus 2.75%	9/20/2027	74.1	74.1	69.1	0.02%
^Montessori Community School	Social Assistance	Term Loan	Prime plus 2.75%	9/20/2042	387.8	387.8	390.9	0.14%
^Imagine By Carleen, Inc.	Personal and Laundry Services	Term Loan	Prime plus 2.75%	9/20/2027	6.9	6.9	6.8	—%
^NY Tent LLC & NY Tent Parent, LLC dba Tent Company of New York	Rental and Leasing Services	Term Loan	Prime plus 2.75%	9/20/2027	942.4	942.4	917.5	0.32%
^Alexander Pierce Corporation	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	9/20/2042	613.6	613.6	632.7	0.22%
^Commonwealth Diagnostics International, Inc	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	9/20/2027	1,104.2	1,104.2	1,136.0	0.40%
^Insight Diagnostic Technologist Services	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	9/20/2027	278.4	278.4	254.6	0.09%
^Venus Pizza, Inc.	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/20/2042	90.4	90.4	98.4	0.03%
^CIS BIG DOG, LLC	Administrative and Support Services	Term Loan	Prime plus 2.75%	9/19/2027	56.9	56.9	58.1	0.02%
^Stone’s Construction and Remodeling, LLC	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	9/19/2027	4.8	4.8	4.2	—%
^Party By Design Inc.	Personal and Laundry Services	Term Loan	Prime plus 2.75%	9/18/2042	1,190.5	1,190.5	1,216.5	0.42%
^Clark Realty LLC	Real Estate	Term Loan	Prime plus 2.75%	9/15/2027	58.6	58.6	54.8	0.02%
^Inglis Food Mart Inc.	Food and Beverage Stores	Term Loan	Prime plus 2.75%	9/15/2027	20.6	20.6	21.0	0.01%
^Clinton Food Market LLC	Gasoline Stations	Term Loan	Prime plus 2.75%	9/15/2042	257.9	257.9	266.7	0.09%
^Li Family Spokane LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/15/2042	377.8	377.8	402.2	0.14%
^Tarleton & Family Landscaping, LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	9/15/2027	76.8	76.8	69.8	0.02%
^Alaska Motor Home Inc	Rental and Leasing Services	Term Loan	Prime plus 2.75%	9/13/2027	304.0	304.0	266.6	0.09%
^Nails By Mercede LLC	Personal and Laundry Services	Term Loan	Prime plus 2.75%	9/13/2027	13.1	13.1	12.4	—%
^Fox Valley Rentals & Investments, LLC	Food Services and Drinking Places	Term Loan	Prime plus 3.75%	9/13/2027	6.9	6.9	7.0	—%

See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2018
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Town & Country Transportation Co. and Popco, LLC.	Transit and Ground Passenger Transportation	Term Loan	Prime plus 2.75%	9/12/2042	$165.8	$165.8	$180.5	0.06%
^Rajbai Maa Inc. dba Nara Lounge	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/12/2042	381.9	381.9	383.4	0.13%
^Morgan Lynn Kerstetter dba Catherine School of Dance	Performing Arts, Spectator Sports, and Related Industries	Term Loan	Prime plus 2.75%	9/11/2027	6.9	6.9	7.1	—%
^Health & Performance Center, LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	9/11/2027	18.7	18.7	16.4	0.01%
^Foxtail, LLC and Tottly New Services Corp	Social Assistance	Term Loan	Prime plus 2.75%	9/8/2042	286.2	286.2	296.9	0.10%
^Desert Ribs, LLC and Famous Charlie, LLC and Famous Freddie, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/8/2042	1,233.2	1,233.2	1,206.1	0.42%
^Echelon Planning Group, LLC dba Echelon Financial Services and Echelon	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	9/8/2027	6.9	6.9	6.9	—%
^Crazy Beatz Productions LLC	Motion Picture and Sound Recording Industries	Term Loan	Prime plus 3.75%	9/7/2027	4.9	4.9	4.6	—%
^South Fulton Landscape & Nursery, Inc.	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	9/7/2042	98.4	98.4	107.2	0.04%
^Dreaming Big Learning Center Inc	Social Assistance	Term Loan	Prime plus 2.75%	9/5/2042	364.1	364.1	377.4	0.13%
^Big Coop’s Trucking LLC	Truck Transportation	Term Loan	Prime plus 2.75%	9/1/2027	91.7	91.7	87.9	0.03%
^Blue EagleTransport Inc, Greeneagle Transport Inc & Golden Eagle Transport	Couriers and Messengers	Term Loan	Prime plus 2.75%	8/31/2027	349.9	349.9	316.4	0.11%
^The Pink Alli, LLC dba The Alli	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	8/30/2027	16.4	16.4	15.0	0.01%
^Busby Outdoor LLC	Real Estate	Term Loan	Prime plus 2.75%	8/29/2042	540.2	540.2	506.6	0.18%
^Busby Outdoor LLC	Real Estate	Term Loan	Prime plus 2.75%	8/29/2042	687.6	687.6	644.9	0.22%
^Parlay Disributors LLC	Educational Services	Term Loan	Prime plus 2.75%	8/25/2027	102.5	102.5	91.4	0.03%
^Lake County Tow LLC	Support Activities for Transportation	Term Loan	Prime plus 2.75%	8/25/2042	85.9	85.9	88.5	0.03%
^InUSA Ventures Inc dba InUSA Services	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	Term Loan	Prime plus 2.75%	8/24/2027	22.8	22.8	20.0	0.01%
^Genuine Ventures LLC and Seaweed Ventures LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	8/24/2030	524.6	524.6	502.4	0.17%
^R & R Strength & Conditioning Corp dba Crossfit Light House Point	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	8/23/2042	81.1	81.1	88.3	0.03%

See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2018
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Delicias de Minas Restaurant, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	8/22/2027	$188.0	$188.0	$187.8	0.07%
^L&V Auto Sales, Inc.	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	8/21/2027	16.4	16.4	16.9	0.01%
^M.E. Interiors LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	8/21/2027	15.0	15.0	13.2	—%
^Damiano Global Corp	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	8/21/2027	20.5	20.5	19.7	0.01%
^Tier1 Solutions LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	8/18/2027	17.1	17.1	15.7	0.01%
^Tony Herring & Associates, Inc	Furniture and Home Furnishings Stores	Term Loan	Prime plus 2.75%	8/17/2027	6.8	6.8	6.0	—%
^Chester’s World Enterprise LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	8/16/2027	20.5	20.5	18.8	0.01%
^D’Amato & Sons Construction, Inc.	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	8/11/2027	7.5	7.5	7.0	—%
^Roundhay Partners LLC and Roundhay Farming LLC	Crop Production	Term Loan	Prime plus 2.75%	8/8/2042	902.1	902.1	853.8	0.30%
^L & J Corporate Services Inc	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	8/4/2027	6.8	6.8	6.0	—%
^Furniture Masters Limited Liability Company	Repair and Maintenance	Term Loan	Prime plus 2.75%	8/3/2027	8.2	8.2	7.2	—%
^HMG Strategy LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	8/2/2027	45.5	45.5	39.9	0.01%
^Bowl Mor LLC dba Bowl Mor Lanes	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	7/31/2027	6.8	6.8	5.9	—%
^Hope Health Care, LLC	Nursing and Residential Care Facilities	Term Loan	Prime plus 2.75%	7/31/2027	9.5	9.5	8.3	—%
^Royal Blue Investments, Inc. and Cleland Pharmacy LLC	Health and Personal Care Stores	Term Loan	Prime plus 2.75%	7/31/2042	51.9	51.9	55.6	0.02%
^Raffi’s Inc dba Atlantic Auto Center	Repair and Maintenance	Term Loan	Prime plus 2.75%	7/31/2027	12.9	12.9	13.1	—%
^Sharon G McMillen, MA Psychologist, Inc.	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	7/28/2027	16.8	16.8	14.8	0.01%
^HQTRONIC LLC	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	7/27/2027	20.4	20.4	17.8	0.01%
^Oberon IT, Inc.	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	7/26/2027	197.9	197.9	184.6	0.06%
^Gilles Peress Studio LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	7/25/2027	56.6	56.6	49.6	0.02%

See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2018
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Obok LLC	Food Manufacturing	Term Loan	Prime plus 2.75%	7/21/2027	$10.9	$10.9	$10.3	—%
^Ocean Trans LLC	Truck Transportation	Term Loan	Prime plus 2.75%	7/21/2027	33.9	33.9	29.7	0.01%
^Lil Tots’ Learning Center LLC	Social Assistance	Term Loan	Prime plus 2.75%	7/21/2042	46.6	46.6	48.0	0.02%
^Matrix Z LLC	Nonmetallic Mineral Product Manufacturing	Term Loan	Prime plus 3.75%	7/19/2027	6.8	6.8	7.1	—%
^Nova Solutions, Inc.	Furniture and Related Product Manufacturing	Term Loan	Prime plus 2.75%	7/19/2027	22.6	22.6	22.6	0.01%
^Aitheras Aviation Group, LLC (OH) , Aitheras Aviation Group, LLC (FL)	Air Transportation	Term Loan	Prime plus 2.75%	7/18/2027	745.9	745.9	658.8	0.23%
^Wildflour Bakery & Cafe, LLC	Food Manufacturing	Term Loan	Prime plus 2.75%	7/17/2027	20.3	20.3	20.9	0.01%
^Koep Companies dba Pipestone True value	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	7/14/2042	319.9	319.9	324.0	0.11%
^Florida Home and Kitchen LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	7/14/2027	10.9	10.9	9.5	—%
^Rocks Auto Exchange LLC	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	7/13/2027	13.6	13.6	11.9	—%
^McCord Holdings, Inc. dba Fast Signs 176101	Administrative and Support Services	Term Loan	Prime plus 2.75%	7/7/2027	17.0	17.0	15.2	0.01%
^Thrifty Market Inc dba Thrifty Foods	Food and Beverage Stores	Term Loan	Prime plus 2.75%	7/6/2027	92.9	92.9	85.5	0.03%
^The Country House Restaurant, LLC and Pelton Real Estate, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/30/2042	48.9	48.9	53.3	0.02%
^Qycell Corporation	Plastics and Rubber Products Manufacturing	Term Loan	Prime plus 2.75%	6/30/2027	68.5	68.5	71.0	0.02%
^J. T. O’Neill Company, L.L.C	Real Estate	Term Loan	Prime plus 2.75%	6/30/2027	13.5	13.5	12.4	—%
^Hamilton & Associates Real Estate and Investments Firm LLC	Real Estate	Term Loan	Prime plus 2.75%	6/30/2042	52.9	52.9	56.9	0.02%
^New Chicago Wholesale Bakery Inc.	Food Manufacturing	Term Loan	Prime plus 2.75%	6/30/2027	13.5	13.5	13.5	—%
^BQRS, Inc. DBA Gresham Meineke Car Care Center	Repair and Maintenance	Term Loan	Prime plus 2.75%	6/30/2027	56.1	56.1	52.6	0.02%
^JWH Designs, LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	6/30/2027	95.4	95.4	88.1	0.03%
^Veola’s Day Spa and Wellness Center Inc.	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	6/30/2027	8.2	8.2	7.8	—%
^J&M Civil Construction Services LLC	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	6/30/2027	89.9	89.9	83.0	0.03%

See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2018
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Best Bees Company	Animal Production and Aquaculture	Term Loan	Prime plus 2.75%	6/29/2027	$20.2	$20.2	$18.7	0.01%
^Stiegelbauer Associates Inc.	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	6/29/2027	278.0	278.0	288.4	0.10%
^Oakhill Farms, LLC	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	6/29/2030	93.1	93.1	98.0	0.03%
^Greensboro Plastic Surgical Associates, PA	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	6/29/2042	565.8	565.8	600.4	0.21%
^Malhame & Company Publishers & Importers Inc.	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	6/29/2027	80.9	80.9	74.8	0.03%
^Intellixion LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	6/29/2027	3.4	3.4	3.1	—%
^Ocean Trans LLC and Dehal Trucking LLC	Truck Transportation	Term Loan	Prime plus 2.75%	6/29/2027	541.1	541.1	499.8	0.17%
^Foxhop Fitness, LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	6/28/2027	83.6	83.6	77.9	0.03%
^Akal Express Inc. dba Truck Trailer Service Stop	Repair and Maintenance	Term Loan	Prime plus 2.75%	6/28/2042	58.7	58.7	64.1	0.02%
^Old Dominion Transportation Group, Inc.	Transit and Ground Passenger Transportation	Term Loan	Prime plus 2.75%	6/28/2027	909.2	909.2	855.7	0.30%
^Citibin, Inc.	Furniture and Related Product Manufacturing	Term Loan	Prime plus 2.75%	6/27/2027	112.3	112.3	103.7	0.04%
^Auxiliary Systems Inc.,Sharrick Company, LLC & KMN, LLC	Transportation Equipment Manufacturing	Term Loan	Prime plus 2.75%	6/27/2030	228.3	228.3	236.6	0.08%
^WB Cleaners Inc. DBA $2.75 Cleaners	Personal and Laundry Services	Term Loan	Prime plus 2.75%	6/27/2027	14.7	14.7	15.3	0.01%
^Ains Holding Company, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/26/2027	1,056.4	1,056.4	992.7	0.35%
^Four Seasons Laser Center Inc.	Personal and Laundry Services	Term Loan	Prime plus 2.75%	6/26/2042	213.6	213.6	227.6	0.08%
^Northern Industries, LLC	Miscellaneous Manufacturing	Term Loan	Prime plus 2.75%	6/23/2042	56.5	56.5	62.5	0.02%
^Rustic LLC	Personal and Laundry Services	Term Loan	Prime plus 2.75%	6/23/2042	15.9	15.9	15.8	0.01%
^Vella Construction Enterprises, Inc. dba Vella Construction	Construction of Buildings	Term Loan	Prime plus 2.75%	6/23/2027	20.2	20.2	18.7	0.01%
^Birches Group, LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	6/22/2027	44.9	44.9	41.5	0.01%
^Sanabi Investment ,,LLC dba Oscar’s Moving and Storage	Truck Transportation	Term Loan	Prime plus 2.75%	6/20/2027	110.0	110.0	105.7	0.04%
^Scarlet Spartan Inc.dba FastSigns of Brighton	Administrative and Support Services	Term Loan	Prime plus 2.75%	6/19/2027	50.0	50.0	47.0	0.02%
^Don G. Timpton DDS & Associates PA and Indsaad Properties,LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	6/16/2042	391.7	391.7	406.8	0.14%
See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2018
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^JAM Media Solutions, LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	6/15/2027	$56.1	$56.1	$51.8	0.02%
^All Regional Recyclers of Wood LLC dba ARROW, Superior Carting, LLC	Waste Management and Remediation Services	Term Loan	Prime plus 2.75%	6/15/2042	304.0	304.0	321.8	0.11%
^Tele Tax Express Inc., El Rancho Paiso, LLC and Nestor Romero	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	6/14/2042	90.5	90.5	98.5	0.03%
^ESA 365 Corp and Lucathor Realty LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	6/14/2042	22.0	22.0	23.7	0.01%
^Susan Hughes dba Aloha Junction B and B	Accommodation	Term Loan	Prime plus 2.75%	6/14/2042	60.7	60.7	67.2	0.02%
^Hull’s Kitchen, LLC and HK Too, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/14/2042	94.3	94.3	104.1	0.04%
^Yachting Solutions LLC	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	6/12/2027	106.7	106.7	105.2	0.04%
^Refoleen Inc dba Spice and Tea Exchange	Food and Beverage Stores	Term Loan	Prime plus 2.75%	6/8/2027	3.2	3.2	2.9	—%
^Earth First Recycling, LLC and 191 Clark Road, LLC	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	6/5/2027	338.0	338.0	347.6	0.12%
^Skydive California, LLC	Educational Services	Term Loan	Prime plus 2.75%	6/2/2027	50.1	50.1	51.9	0.02%
^SCW, LLC dba Arthur Murray Dance Studio	Educational Services	Term Loan	Prime plus 2.75%	6/2/2042	142.8	142.8	152.4	0.05%
^Speaker City, Inc.and Speaker Town, LLC dba Rollin Thunder	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	6/1/2042	44.6	44.6	48.2	0.02%
^Impact Grounds Maintenance and Design, Inc.dba Impact Landscaping and	Administrative and Support Services	Term Loan	Prime plus 2.75%	5/31/2042	77.6	77.6	85.0	0.03%
^Funtime, LLC and Universal Entertainment Group LLC	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	5/31/2027	59.2	59.2	55.4	0.02%
^Ricnet III, Inc. dba Edible Arrangements	Food and Beverage Stores	Term Loan	Prime plus 2.75%	5/31/2027	13.2	13.2	12.4	—%
^Haroon Baig,Inc.dba US1 Petrol	Gasoline Stations	Term Loan	Prime plus 2.75%	5/31/2042	257.8	257.8	285.3	0.10%
^Sage Oil LLC	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	5/31/2027	20.1	20.1	18.7	0.01%
^Chet Lemon Enterprises LLC dba All American Sports	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	5/26/2042	774.0	774.0	856.5	0.30%
^Mitchell Auto Repair, LLC and and C&M Mitchell, LLC	Repair and Maintenance	Term Loan	Prime plus 2.75%	5/26/2042	191.0	191.0	206.9	0.07%
^Eagle Wood Works LLC	Furniture and Related Product Manufacturing	Term Loan	Prime plus 2.75%	5/26/2027	10.7	10.7	10.3	—%
^Hurricane Group, Inc.	Other Information Services	Term Loan	Prime plus 2.75%	5/26/2027	66.9	66.9	61.8	0.02%
^Swantown Inn & Spa LLC	Accommodation	Term Loan	Prime plus 2.75%	5/26/2042	124.2	124.2	136.4	0.05%

See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2018
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Beyond Waves A Unique Salon LLC and Lori Ann Carlson	Personal and Laundry Services	Term Loan	Prime plus 2.75%	5/25/2027	$13.4	$13.4	$12.5	—%
^Jung Design Inc.	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	5/25/2027	8.0	8.0	7.4	—%
^Locavore LLC dba Paloma Restaurant	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	5/25/2027	44.6	44.6	42.3	0.01%
^Abdul Naushad MD PC dba Advanced Pain Centers	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	5/25/2042	384.6	384.6	418.5	0.15%
^Innovim, LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	5/24/2027	300.9	300.9	277.9	0.10%
^Gill Express Inc. and Gill Express 2 LLC	Repair and Maintenance	Term Loan	Prime plus 2.75%	5/23/2042	330.9	330.9	350.4	0.12%
^Prestige Construction of Florida, LLC	Construction of Buildings	Term Loan	Prime plus 2.75%	5/23/2042	328.6	328.6	344.2	0.12%
^GEM2K, LLC dba Precision Precast Group	Miscellaneous Manufacturing	Term Loan	Prime plus 2.75%	5/19/2027	145.9	145.9	138.9	0.05%
^Hayden Trucking LLC	Truck Transportation	Term Loan	Prime plus 2.75%	5/19/2027	210.1	210.1	205.6	0.07%
^Tres K Deli,Grocery,Fruit and Meat Inc.	Food and Beverage Stores	Term Loan	Prime plus 2.75%	5/19/2027	7.4	7.4	7.2	—%
^Iron Men Home Repair, Inc. and Ironmen House Lifting Inc.	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	5/19/2042	568.9	568.9	611.3	0.21%
^Enfield Tractor & Equipment Co	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	5/19/2027	264.6	264.6	264.9	0.09%
^PS Camping, Inc. dba Prospectors RV Resort	Accommodation	Term Loan	Prime plus 2.75%	5/19/2042	253.7	253.7	279.9	0.10%
^Mr. B’s Bicycles & Mopeds, Inc.	Sporting Goods, Hobby, Musical Instrument, and Book Stores	Term Loan	Prime plus 2.75%	5/18/2042	143.3	143.3	153.4	0.05%
^Waterford Plumbing Co, Inc.	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	5/18/2027	44.6	44.6	41.7	0.01%
^Bay Car Wash LLC	Repair and Maintenance	Term Loan	Prime plus 2.75%	5/18/2042	117.9	117.9	126.9	0.04%
^Computech Computers Inc.	Educational Services	Term Loan	Prime plus 2.75%	5/17/2027	44.6	44.6	41.2	0.01%
^Arco Electrical Contractors Inc. dba Arco Construction Group	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	5/16/2027	320.8	320.8	311.4	0.11%
^Batter & Company,LLC dba Batter Co. Dessert Collection	Food and Beverage Stores	Term Loan	Prime plus 2.75%	5/16/2027	47.9	47.9	45.0	0.02%
^5 Stars Learning Center Inc	Social Assistance	Term Loan	Prime plus 2.75%	5/16/2042	60.4	60.4	64.7	0.02%
^Band Sawn Lumber,LLC and Nathan Ryan Adams	Wood Product Manufacturing	Term Loan	Prime plus 2.75%	5/15/2042	111.1	111.1	117.3	0.04%
^Sanderson Distribution Inc.	Truck Transportation	Term Loan	Prime plus 2.75%	5/12/2027	9.4	9.4	8.7	—%
^Keys Armored Express, Inc.	Administrative and Support Services	Term Loan	Prime plus 2.75%	5/12/2027	35.7	35.7	34.0	0.01%

See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2018
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^SG Linke LLC	Clothing and Clothing Accessories Stores	Term Loan	Prime plus 2.75%	5/12/2027	$74.2	$74.2	$77.0	0.03%
^B G F Bobby Q’s Inc	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	5/11/2027	6.7	6.7	6.8	—%
^Estelle Finkel Educational Associates,LLC	Educational Services	Term Loan	Prime plus 2.75%	5/11/2027	107.8	107.8	99.6	0.03%
^Labmates,LLC	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	5/10/2027	89.2	89.2	89.1	0.03%
^NHS, LLC	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	5/9/2027	78.9	78.9	75.3	0.03%
^1872 Rosecrans, LLC dba Goodbar	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	5/9/2027	57.0	57.0	52.9	0.02%
^NHS, LLC	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	5/9/2042	21.4	21.4	21.8	0.01%
^Innovation Transport, LLC	Truck Transportation	Term Loan	Prime plus 2.75%	5/9/2027	69.5	69.5	69.4	0.02%
^Arclay, LLC	Nonmetallic Mineral Product Manufacturing	Term Loan	Prime plus 2.75%	5/5/2030	137.1	137.1	134.3	0.05%
^Benchmark Building, Inc.	Construction of Buildings	Term Loan	Prime plus 2.75%	5/5/2027	20.1	20.1	18.5	0.01%
^Cable Management LLC	Waste Management and Remediation Services	Term Loan	Prime plus 2.75%	5/3/2027	51.1	51.1	50.5	0.02%
^Fine Arts Center of Easley, Inc. dba Midtown Music	Sporting Goods, Hobby, Musical Instrument, and Book Stores	Term Loan	Prime plus 2.75%	5/2/2042	114.0	114.0	126.1	0.04%
^Zahmel Restaurant Suppliers Corp dba Cash & Carry; Zahners Hardware	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	4/28/2027	79.6	79.6	74.2	0.03%
^Love and Glory Learning Center, Inc.	Social Assistance	Term Loan	Prime plus 2.75%	4/28/2042	76.1	76.1	80.9	0.03%
^Georgia Productions Services LLC	Rental and Leasing Services	Term Loan	Prime plus 2.75%	4/28/2027	80.8	80.8	78.3	0.03%
^JMA Inc. dba Primecut and Mezzo; Primecut at Marquee	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	4/27/2042	216.8	216.8	239.9	0.08%
^Sneads Ferry Foods, Inc. dba DQ Grill & Chill	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	4/27/2042	611.4	611.4	648.4	0.23%
^Asheville’s Fun Depot, LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	4/26/2027	77.4	77.4	80.3	0.03%
^Resident Research, LLC	Other Information Services	Term Loan	Prime plus 2.75%	4/24/2027	78.0	78.0	72.1	0.03%
^Getting Even LLC dba The Zoo Health Club	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	4/21/2027	6.6	6.6	6.3	—%
^Ralph’s Hair Salon, Inc.	Personal and Laundry Services	Term Loan	Prime plus 2.75%	4/21/2042	48.8	48.8	52.7	0.02%

See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2018
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^M.E. Interiors LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	4/20/2027	$123.2	$123.2	$113.8	0.04%
^Condron Brothers LLC DBA Luv 2 Play	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	4/19/2027	105.8	105.8	101.5	0.04%
^Bloomer Machine & Fab, Inc and Dale Stertz Properties	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	4/13/2042	200.4	200.4	218.5	0.08%
^Carpeteria (Markarian) Co.	Furniture and Home Furnishings Stores	Term Loan	Prime plus 2.75%	4/13/2027	117.4	117.4	120.8	0.04%
^Butternuts Beer and Ale LLC	Beverage and Tobacco Product Manufacturing	Term Loan	Prime plus 2.75%	4/12/2027	65.3	65.3	67.7	0.02%
^Citizens Lanes, LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	3/31/2042	608.5	608.5	672.7	0.23%
^Shelter Harbor Inn, Inc.	Accommodation	Term Loan	Prime plus 2.75%	3/31/2042	202.6	202.6	224.0	0.08%
^The Altitude Group, LLC and Core Home Security, LLC	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	3/31/2027	43.4	43.4	40.0	0.01%
^MIT LLC	Publishing Industries (except Internet)	Term Loan	Prime plus 2.75%	3/31/2042	85.4	85.4	94.5	0.03%
^Bear Trail Lodge LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	3/31/2042	539.5	539.5	592.7	0.21%
^Landmark Ventures USA, Inc.	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	Term Loan	Prime plus 2.75%	3/31/2027	165.0	165.0	152.2	0.05%
^Golden Hen Inc. dba Cafe	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/31/2027	57.0	57.0	53.1	0.02%
^Applied Integrated Technologies, Inc.	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	3/31/2027	110.1	110.1	101.5	0.04%
^Signature Rooms, Inc dba Gallery Furniture	Furniture and Home Furnishings Stores	Term Loan	Prime plus 2.75%	3/30/2042	484.1	484.1	533.5	0.19%
^KWG Industries LLC dba Peterson & Marsh Metal Industries	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	3/30/2027	26.4	26.4	26.9	0.01%
^Sea Smoke Barbeque, Corp and Danwen LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/30/2042	230.9	230.9	247.9	0.09%
^Schafer Fisheries Inc.	Food Manufacturing	Term Loan	Prime plus 2.75%	3/30/2042	242.4	242.4	268.0	0.09%
^Discount Price, LLC dba Robert’s Market	Gasoline Stations	Term Loan	Prime plus 2.75%	3/29/2042	201.4	201.4	217.7	0.08%
^Douglas K. Soderblom . dba Loma Linda Optometry	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	3/29/2027	88.0	88.0	84.3	0.03%
^Gauri Hospitality Group LLC dba Microtel Inns & Suites by Wyndham	Accommodation	Term Loan	Prime plus 2.75%	3/29/2042	1,031.5	1,031.5	1,136.2	0.40%
^First Sail Group Inc. and Omen Board Industires LLC	Nonstore Retailers	Term Loan	Prime plus 2.75%	3/29/2027	17.6	17.6	17.1	0.01%

See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2018
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^H and H Hotshot Services, Inc. dba AA Hotshot & Logistics	Couriers and Messengers	Term Loan	Prime plus 2.75%	3/29/2030	$89.6	$89.6	$84.1	0.03%
^New England Country Day School, Inc. and Thomas D. Walker	Social Assistance	Term Loan	Prime plus 2.75%	3/28/2042	362.6	362.6	388.6	0.14%
^American Pharmaceutical Innovation Company, LLC	Chemical Manufacturing	Term Loan	Prime plus 2.75%	3/28/2027	26.4	26.4	24.4	0.01%
^Pecos Entertainment LLC dba State Theater and Pecos Inn LLC	Motion Picture and Sound Recording Industries	Term Loan	Prime plus 2.75%	3/27/2042	400.7	400.7	443.0	0.15%
^Heil & Hornik LLC dba Elysium Tennis	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	3/27/2042	907.1	907.1	968.8	0.34%
^Robert Dixon PA dba Law Offices of Robert Dixon	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	3/24/2042	416.2	416.2	458.8	0.16%
^Ericon Inc. dba Quik Pik	Gasoline Stations	Term Loan	Prime plus 2.75%	3/24/2027	55.0	55.0	55.4	0.02%
^Executive Fitness & Nutrition Inc.	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	3/23/2027	18.0	18.0	18.4	0.01%
^Denton Bio Fuels LLC and American Bio Source LLC	Waste Management and Remediation Services	Term Loan	Prime plus 2.75%	3/23/2027	52.1	52.1	50.3	0.02%
^Color Graphic Press, Inc.	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	3/23/2027	105.6	105.6	109.4	0.04%
^JBK Truck Trailer and Bus Inc.	Repair and Maintenance	Term Loan	Prime plus 2.75%	3/23/2042	86.6	86.6	92.5	0.03%
^Baton Rouge Cargo Services Inc. and 6507 Westport, LLC	Truck Transportation	Term Loan	Prime plus 2.75%	3/22/2042	628.0	628.0	683.9	0.24%
^Vehicle Safety Supply LLC	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	3/21/2027	19.8	19.8	18.3	0.01%
^J Sivilis LLC dba Pet Wants	Personal and Laundry Services	Term Loan	Prime plus 2.75%	3/17/2027	10.8	10.8	10.2	—%
^Texcor, Inc.dba Texas Corral,Texas Coral Restaurants II, Inc.	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/16/2027	264.0	264.0	273.5	0.10%
^The Purple Cow House of Pancake Inc	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/16/2042	156.9	156.9	173.4	0.06%
^Reservoir International LLC	Educational Services	Term Loan	Prime plus 2.75%	3/16/2027	87.5	87.5	85.6	0.03%
^1MTX LLC and Sunrise Transportation and Logistics, LLC and Mustafa M	Truck Transportation	Term Loan	Prime plus 2.75%	3/13/2027	603.3	603.3	556.4	0.19%
^Dwayne Bernard Tate	Truck Transportation	Term Loan	Prime plus 2.75%	3/10/2027	9.2	9.2	8.9	—%
^Elegant Occasions, LLC dba E Productions	Personal and Laundry Services	Term Loan	Prime plus 2.75%	3/10/2042	575.3	575.3	616.6	0.21%
^E & P Holdings 1 LLC and Evans & Paul Unlimited Corp. and Evans & Paul	Nonmetallic Mineral Product Manufacturing	Term Loan	Prime plus 2.75%	3/9/2027	109.9	109.9	103.2	0.04%

See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2018
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Anthony LLC dba Star of Woodward Market	Food and Beverage Stores	Term Loan	Prime plus 2.75%	3/9/2042	$112.5	$112.5	$124.3	0.04%
^Allegro Assisted Living Of Texas	Nursing and Residential Care Facilities	Term Loan	Prime plus 2.75%	3/6/2027	84.5	84.5	87.5	0.03%
^Robbie E. Bakery and Cafe LLC	Food and Beverage Stores	Term Loan	Prime plus 2.75%	3/3/2027	56.4	56.4	52.0	0.02%
^Podium Auto Sales Inc and RRS Property, LLC	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	3/3/2042	88.6	88.6	94.5	0.03%
^Weeping Willow Kennels, Inc and Aileen N Black	Personal and Laundry Services	Term Loan	Prime plus 2.75%	2/28/2042	136.6	136.6	147.8	0.05%
^SSI Refrigerated Express Inc. and Robert M Stallone dba SSI Express	Truck Transportation	Term Loan	Prime plus 2.75%	2/28/2027	205.8	205.8	189.8	0.07%
^Getting Even LLC dba The Zoo Health Club	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	2/28/2027	84.1	84.1	80.0	0.03%
^Total Document Solutions Inc and,TDS Services, LLC	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	2/27/2030	285.1	285.1	279.5	0.10%
^McNally Enterprises Inc.	Administrative and Support Services	Term Loan	Prime plus 2.75%	2/27/2027	56.8	56.8	54.0	0.02%
^Teracore Inc.	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	2/27/2027	143.0	143.0	131.9	0.05%
^B & J Bicycle Shop Inc.	Sporting Goods, Hobby, Musical Instrument, and Book Stores	Term Loan	Prime plus 2.75%	2/24/2027	8.4	8.4	8.7	—%
^3W Enterprises LLC	Textile Product Mills	Term Loan	Prime plus 2.75%	2/24/2042	63.8	63.8	69.7	0.02%
^TMJ Pizza Mesa LLC dba Rosati’s Pizza Restaurant	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/24/2027	93.9	93.9	92.2	0.03%
^Victorian Restaurant and Tavern, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/22/2042	104.8	104.8	110.7	0.04%
^DER Services, LLC dba A.K.A. Sports	Sporting Goods, Hobby, Musical Instrument, and Book Stores	Term Loan	Prime plus 2.75%	2/17/2042	39.1	39.1	43.2	0.02%
^Bike Slug, LLC, Bike Slug Holdings Inc. and Seven Rivers Group, LLC	Repair and Maintenance	Term Loan	Prime plus 2.75%	2/17/2027	17.0	17.0	15.7	0.01%
^Ameritube, LLC and Ravone Properties, LLC	Primary Metal Manufacturing	Term Loan	Prime plus 2.75%	2/14/2042	180.7	180.7	199.8	0.07%
^R&S Barnes Enterprises, Inc. dba Massage Envy Spa	Personal and Laundry Services	Term Loan	Prime plus 2.75%	2/10/2027	81.9	81.9	76.2	0.03%
^Baton Rouge Cargo Services Inc. and 2808 Court Street, LLC	Truck Transportation	Term Loan	Prime plus 2.75%	2/10/2042	241.3	241.3	262.9	0.09%
^Sushiya Inc.	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/10/2027	16.4	16.4	15.5	0.01%
^Maximo Canot dba Wash and Dry Laundrymat	Personal and Laundry Services	Term Loan	Prime plus 2.75%	2/10/2042	134.3	134.3	146.5	0.05%
See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2018
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Marvic Enterprises Inc dba Jordan’s Liquor	Food and Beverage Stores	Term Loan	Prime plus 2.75%	2/10/2042	$213.6	$213.6	$231.6	0.08%
^Harrison Logging Company LLC	Forestry and Logging	Term Loan	Prime plus 2.75%	2/9/2027	92.8	92.8	89.3	0.03%
^8 Minute Oil Change Auto Repair & Tire Center and Jumir L.L.C.	Repair and Maintenance	Term Loan	Prime plus 2.75%	2/7/2042	320.7	320.7	339.0	0.12%
^DBMS Consulting, Inc.	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	2/1/2042	180.4	180.4	190.8	0.07%
^Brandco, LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	1/31/2027	37.9	37.9	35.0	0.01%
^Chidlren’s House Learning, Inc and Tarps Investment Group	Social Assistance	Term Loan	Prime plus 2.75%	1/31/2042	313.3	313.3	335.5	0.12%
^Fave Realty Inc.	Real Estate	Term Loan	Prime plus 2.75%	1/30/2042	53.1	53.1	57.3	0.02%
^Return to Excellence Inc	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	1/27/2027	15.6	15.6	16.2	0.01%
^House of Bread & Coffee Corp dba Casa Do Pao	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	1/27/2042	169.9	169.9	176.2	0.06%
^ZMKNY Tires Inc dba Houston International Tires	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	1/27/2042	104.9	104.9	116.0	0.04%
^SRC Publishing LLC	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	Term Loan	Prime plus 2.75%	1/27/2027	19.5	19.5	18.0	0.01%
^Fox Valley Rentals & Investments LLC and Brian M Tomaszewski	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	1/20/2042	41.4	41.4	44.1	0.02%
^Rhone Wolf Vineyard LLC, Goldline Brands Inc. and Myka Cellars, Inc.	Beverage and Tobacco Product Manufacturing	Term Loan	Prime plus 2.75%	1/19/2030	232.5	232.5	228.6	0.08%
^Jolibe LLC and Jolibe Atelier LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	1/18/2027	9.1	9.1	8.6	—%
^Eickmann Management Group LLC dba Jimmy Johns of Dundee	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	1/17/2027	86.4	86.4	88.2	0.03%
^Fullbro Trust dba Menemsha Blues	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	1/13/2027	19.5	19.5	20.2	0.01%
^Ramjay Inc.	Transit and Ground Passenger Transportation	Term Loan	Prime plus 2.75%	1/13/2027	389.8	389.8	375.4	0.13%
^Echelon Enterprises, Inc	Sporting Goods, Hobby, Musical Instrument, and Book Stores	Term Loan	Prime plus 2.75%	1/10/2027	43.4	43.4	44.9	0.02%
^Fort Smith Wings Inc. dba Wing Stop	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/28/2026	16.8	16.8	16.0	0.01%
^Sand Hill Associates, Ltd. dba Charlie O’s Tavern on the Point	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/27/2041	413.0	413.0	438.0	0.15%

See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2018
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Joshua L. Baker	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	12/23/2026	$13.5	$13.5	$12.5	—%
^Jacliff Investments Inc. dba International health Technologies	Publishing Industries (except Internet)	Term Loan	Prime plus 2.75%	12/23/2026	107.5	107.5	99.0	0.03%
^Metropolitan Solutions Group Inc.	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	12/19/2041	267.1	267.1	278.2	0.10%
^Means Enterprises LLC dba FastFrame Frisco	Furniture and Home Furnishings Stores	Term Loan	Prime plus 2.75%	12/16/2026	19.4	19.4	18.0	0.01%
^Soon Im. Chin dba Stan C-Store	Gasoline Stations	Term Loan	Prime plus 2.75%	12/15/2041	206.4	206.4	225.9	0.08%
^Sempco, Inc.	Miscellaneous Manufacturing	Term Loan	Prime plus 2.75%	12/15/2041	40.8	40.8	45.1	0.02%
^New Chicago Wholesale Bakery, Inc.	Food Manufacturing	Term Loan	Prime plus 2.75%	12/15/2041	440.6	440.6	467.2	0.16%
^Ericon, Inc. dba Quik Pik	Gasoline Stations	Term Loan	Prime plus 2.75%	12/15/2041	323.2	323.2	344.9	0.12%
^White Hawk Inc.	Truck Transportation	Term Loan	Prime plus 2.75%	12/15/2026	944.4	944.4	869.7	0.30%
^Elita 7, LLC	Nursing and Residential Care Facilities	Term Loan	Prime plus 2.75%	12/15/2041	692.2	692.2	749.9	0.26%
^Allied Welding Inc.	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	12/15/2041	729.8	729.8	771.5	0.27%
^Techni-Pro Institute LLC	Educational Services	Term Loan	Prime plus 2.75%	12/15/2026	163.7	163.7	154.2	0.05%
^Trison Enterprises Inc.dba Lee’s Automotive	Repair and Maintenance	Term Loan	Prime plus 2.75%	12/14/2041	395.9	395.9	426.4	0.15%
^D and E Hardware Co. and D and E Pump Sales and Service	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	12/14/2041	513.5	513.5	547.0	0.19%
^HMG Strategy, LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	12/14/2026	43.0	43.0	39.6	0.01%
^Cardinal Homes Inc,.Alouette Holdings Inc.,Bret Berneche	Wood Product Manufacturing	Term Loan	Prime plus 2.75%	12/14/2026	917.0	917.0	948.6	0.33%
^AGG Management Team LLC dba Chevron	Gasoline Stations	Term Loan	Prime plus 2.75%	12/14/2041	279.3	279.3	308.5	0.11%
^Cardinal Homes Inc. and Bret A Berneche	Wood Product Manufacturing	Term Loan	Prime plus 2.75%	12/14/2041	117.8	117.8	129.9	0.05%
^Success Advertising Inc.	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	12/13/2041	453.2	453.2	496.5	0.17%
^Wayfarer Bicycle LLC	Sporting Goods, Hobby, Musical Instrument, and Book Stores	Term Loan	Prime plus 2.75%	12/13/2041	89.9	89.9	94.4	0.03%
^Roast Beef Levittown LLC dba Arby’s	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/13/2026	280.5	280.5	290.2	0.10%
^Queen Express LLC	Gasoline Stations	Term Loan	Prime plus 2.75%	12/13/2041	182.1	182.1	199.7	0.07%

See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2018
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Mack Team Enterprises Inc.dba The UPS Store #6815	Couriers and Messengers	Term Loan	Prime plus 2.75%	12/9/2026	$17.5	$17.5	$16.8	0.01%
^Myndshft Technologies LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	12/9/2026	666.6	666.6	633.9	0.22%
^Recycling Revolution, LLC	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	12/9/2041	89.6	89.6	95.4	0.03%
^Imagine By Carleen Inc.	Personal and Laundry Services	Term Loan	Prime plus 2.75%	12/8/2041	51.0	51.0	54.6	0.02%
^New Life Hospital LLC	Hospitals	Term Loan	Prime plus 2.75%	12/8/2041	1,184.9	1,184.9	1,308.9	0.46%
^Hanson’s Greeks LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	12/8/2026	9.7	9.7	10.0	—%
^Lan Doctors, Inc.	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	12/7/2026	212.0	212.0	216.0	0.08%
^Yachting Solutions LLC	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	12/7/2029	64.5	64.5	64.5	0.02%
^The Lake Shore Hospitality Inc dba Dowagiac Baymont Inn & Suites	Accommodation	Term Loan	Prime plus 2.75%	12/5/2041	343.4	343.4	375.1	0.13%
^Lilo Holdings LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/5/2026	13.7	13.7	13.2	—%
^Noso Development LLC	Construction of Buildings	Term Loan	Prime plus 2.75%	12/1/2026	64.5	64.5	59.4	0.02%
^Ericon, Inc.	Gasoline Stations	Term Loan	Prime plus 2.75%	12/1/2041	706.5	706.5	756.5	0.26%
^Sharaz Shah DBA Thomas Jewelers	Clothing and Clothing Accessories Stores	Term Loan	Prime plus 2.75%	11/30/2026	6.9	6.9	6.4	—%
^Imaginarium Foods LLC,	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/28/2042	364.4	364.4	393.9	0.14%
^RD Management, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/30/2026	182.4	182.4	169.6	0.06%
^Pebble Wood Lane, LLC and Good Sam’s Assisted Living Resiidence, LLC	Nursing and Residential Care Facilities	Term Loan	Prime plus 2.75%	11/30/2041	65.5	65.5	72.3	0.03%
^Studio Find It Georgia, Inc.	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	11/30/2026	6.4	6.4	6.0	—%
^B4 Fitness LLC dba The Zoo Health Club	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	11/30/2026	19.2	19.2	18.3	0.01%
^Quick Ship, LLC	Couriers and Messengers	Term Loan	Prime plus 2.75%	11/30/2026	9.0	9.0	8.3	—%
^Access Staffing, LLC	Administrative and Support Services	Term Loan	Prime plus 2.75%	11/29/2026	959.9	959.9	884.0	0.31%
^Usman Jalil, LLC dba Food Mart	Gasoline Stations	Term Loan	Prime plus 2.75%	11/29/2041	226.3	226.3	237.0	0.08%
^WPN Recycling Company LLC	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	11/23/2026	19.2	19.2	19.9	0.01%

See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2018
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Hafa Adai Signs and Graphics LLC dba Fastsigns of Auburn -#281901	Administrative and Support Services	Term Loan	Prime plus 2.75%	11/23/2026	$51.2	$51.2	$47.6	0.02%
^CRK Mens, LLC dba Spiff for Men	Personal and Laundry Services	Term Loan	Prime plus 2.75%	11/23/2026	91.2	91.2	85.3	0.03%
^Merchant Coterie, Inc.	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	11/23/2026	107.0	107.0	98.5	0.03%
^Broms Asset Management LLC	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	Term Loan	Prime plus 2.75%	11/22/2026	107.3	107.3	98.8	0.03%
^6E Technologies LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	11/22/2026	144.6	144.6	141.2	0.05%
^JBK Truck Trailer and Bus Inc.	Repair and Maintenance	Term Loan	Prime plus 2.75%	11/22/2041	403.0	403.0	431.5	0.15%
^Bouquet Restaurant LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/22/2041	121.2	121.2	130.4	0.05%
^Skaggs RV Outlet LLC	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	11/21/2026	85.3	85.3	88.3	0.03%
^Catherine Christine Morin dba Purr-Fect Pets	Personal and Laundry Services	Term Loan	Prime plus 2.75%	11/17/2026	16.0	16.0	14.7	0.01%
^Stratmar Systems Inc dba Stratmar Retail Services	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	11/16/2026	58.4	58.4	60.4	0.02%
^Hoosier Health Plus, LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	11/15/2026	106.8	106.8	105.9	0.04%
^J. A. Kohlhepp Sons, Inc. dba Kohlhepp’s True Value	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	11/10/2026	172.8	172.8	176.6	0.06%
^J. A. Kohlhepp Sons, Inc. dba Kohlhepp’s True Value	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	11/10/2041	438.5	438.5	475.9	0.17%
^Panther Ironworks and Rigging Solutions LLC	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	11/10/2026	129.1	129.1	125.4	0.04%
^Hackensack Steel Corporation and Luzerne Ironworks Inc	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	11/10/2026	206.5	206.5	213.6	0.07%
^Rich’s Food Stores LLC dba Hwy 55 of Wallace	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/9/2026	37.3	37.3	36.7	0.01%
^Dyer Properties, LLC and Bayview Pharmacy, Inc.	Health and Personal Care Stores	Term Loan	Prime plus 2.75%	11/9/2041	233.0	233.0	247.0	0.09%
^Big Apple Entertainment Partners LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	11/9/2026	149.3	149.3	137.5	0.05%
^MIK LLC dba Firehouse Subs	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/9/2026	174.0	174.0	161.8	0.06%
^Fine Line Interiors, Inc.	Repair and Maintenance	Term Loan	Prime plus 2.75%	11/4/2041	71.2	71.2	78.6	0.03%
^131 Miles LLC and Ohm Shubh Laxmi, LLC. dba Mr Hero	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/3/2041	122.6	122.6	133.1	0.05%
^Veracruz Shabo, LLC, Waterfalls Quick Lube LLC	Repair and Maintenance	Term Loan	Prime plus 2.75%	11/1/2041	117.6	117.6	127.4	0.04%

See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2018
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Glocecol LLC	Administrative and Support Services	Term Loan	Prime plus 2.75%	11/1/2026	$64.0	$64.0	$66.2	0.02%
^Moolchan Enterprises LLC dba Staying Green	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	10/31/2026	14.0	14.0	14.0	—%
^Bloomquist Communications Inc.	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	10/31/2026	50.8	50.8	46.8	0.02%
^Middlesex Auto Sales Corp	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	10/31/2041	121.2	121.2	131.6	0.05%
^Woodstock Enterprises Corp dba True Scent Candle Co	Miscellaneous Manufacturing	Term Loan	Prime plus 2.75%	10/31/2041	86.1	86.1	90.4	0.03%
^FibAire Communications, LLC	Telecommunications	Term Loan	Prime plus 2.75%	10/27/2026	91.6	91.6	89.0	0.03%
^Elite Structures Inc	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	10/27/2029	203.9	203.9	208.6	0.07%
^Blakeslee Arpaia Chapman Inc and Chapman Construction Services LLC	Heavy and Civil Engineering Construction	Term Loan	Prime plus 2.75%	10/24/2026	359.7	359.7	372.1	0.13%
^Worldwide Estate, Inc. dba Washington Heights Manor	Nursing and Residential Care Facilities	Term Loan	Prime plus 2.75%	10/21/2041	217.6	217.6	240.4	0.08%
^Gold Wind Logistics LLC	Truck Transportation	Term Loan	Prime plus 2.75%	10/20/2041	171.1	171.1	189.0	0.07%
^Speaker City, Inc. dba Rollin Thunder	Electronics and Appliance Stores	Term Loan	Prime plus 2.75%	10/14/2041	121.1	121.1	131.1	0.05%
^Maine Service Corp	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	10/13/2026	158.6	158.6	157.7	0.05%
^Justin Partlow	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	10/13/2026	16.5	16.5	15.2	0.01%
^Reliable Recovery Services LLC	Support Activities for Transportation	Term Loan	Prime plus 2.75%	10/7/2026	95.2	95.2	92.0	0.03%
^Ailky Corporation	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	10/3/2026	211.6	211.6	198.8	0.07%
^Wyspen Corporation dba Charlestown Ace	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	10/3/2026	30.5	30.5	28.1	0.01%
^MegaPhase, LLC	Computer and Electronic Product Manufacturing	Term Loan	Prime plus 2.75%	9/30/2026	125.7	125.7	126.9	0.04%
^Adelwerth Bus Corp.	Transit and Ground Passenger Transportation	Term Loan	Prime plus 2.75%	9/30/2041	234.7	234.7	249.2	0.09%
^JJA Transportation Management Inc.	Transit and Ground Passenger Transportation	Term Loan	Prime plus 2.75%	9/30/2026	44.0	44.0	40.4	0.01%
^Seaway LLC and Reklaw LLC dba Allure Lounge	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/30/2041	132.6	132.6	146.4	0.05%
^Adelwerth Bus Corporation, Transportation Leasing Corp.	Transit and Ground Passenger Transportation	Term Loan	Prime plus 2.75%	9/30/2029	581.3	581.3	589.7	0.21%

See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2018
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Thunderdome Racing Inc.	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	9/29/2026	$15.0	$15.0	$15.5	0.01%
^Graphics,Type and Color Enterprises Inc dba Clubflyers.com and GTC Med	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	9/28/2041	824.3	824.3	909.9	0.32%
^CD Game Exchange Inc.	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	9/28/2026	18.8	18.8	17.3	0.01%
^CNC Precision Machine, Inc.	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	9/28/2041	1,235.9	1,235.9	1,319.6	0.46%
^Beadon Inc	Food and Beverage Stores	Term Loan	Prime plus 2.75%	9/28/2026	18.8	18.8	19.5	0.01%
^Reynolds Fence & Guardrail Inc.	Heavy and Civil Engineering Construction	Term Loan	Prime plus 2.75%	9/27/2026	527.4	527.4	527.8	0.18%
^Kyle M Walker DDS, PC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	9/27/2026	193.4	193.4	181.9	0.06%
^Luna Nueva LLC dba Bio Builders	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	9/27/2026	12.6	12.6	11.9	—%
^Luv 2 Play Nor Cal, LLC dba Luv 2 Play	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	9/27/2026	44.0	44.0	41.9	0.01%
^Sarah S Olelewe MD Inc	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	9/26/2041	282.4	282.4	302.6	0.11%
^PeopleBest Inc.	Administrative and Support Services	Term Loan	Prime plus 2.75%	9/26/2026	12.6	12.6	11.6	—%
^TPFC,LLC dbaThe Picture Frame Company	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	9/26/2041	56.7	56.7	60.8	0.02%
^Ridge Road Equestrian LLC dba Ricochet Ridge Ranch	Support Activities for Agriculture and Forestry	Term Loan	Prime plus 2.75%	9/26/2026	7.5	7.5	7.7	—%
^Mr. Mulch, Inc	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	9/23/2041	391.3	391.3	401.1	0.14%
^B4 Fitness LLC dba The Zoo Health Club	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	9/23/2026	73.3	73.3	69.6	0.02%
^Cuppiecakes LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/21/2041	21.7	21.7	23.2	0.01%
^Wrecking Crew Media LLC	Performing Arts, Spectator Sports, and Related Industries	Term Loan	Prime plus 2.75%	9/21/2026	41.9	41.9	38.5	0.01%
^Benoit’s Towing and Recovery LLC	Support Activities for Transportation	Term Loan	Prime plus 2.75%	9/20/2026	10.1	10.1	9.3	—%
^Consulting Solutions Inc. and Mark Luciani	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	9/20/2026	18.8	18.8	18.7	0.01%
^Brittany Burns LLC dba Dreams Come True	Personal and Laundry Services	Term Loan	Prime plus 2.75%	9/19/2026	11.2	11.2	11.6	—%
^Eyncon LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	9/16/2041	48.2	48.2	52.0	0.02%
See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2018
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^The Merrin Group LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/15/2026	$146.6	$146.6	$147.5	0.05%
^Rich’s Food Stores LLC dba Hwy 55 of Wallace	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/14/2026	124.9	124.9	122.6	0.04%
^Atlantic Alarm Systems and Services LLC	Administrative and Support Services	Term Loan	Prime plus 2.75%	9/14/2026	12.9	12.9	12.2	—%
^Metropet Dog Center, Inc	Personal and Laundry Services	Term Loan	Prime plus 2.75%	9/13/2041	105.4	105.4	113.9	0.04%
^Marquis Cattle Company	Animal Production and Aquaculture	Term Loan	Prime plus 2.75%	9/13/2026	42.3	42.3	43.7	0.02%
^Bingham Enterprises, Inc and Full Belli Deli and Sausage Company	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/12/2041	79.6	79.6	83.9	0.03%
^SRA Mechanicial Inc	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	9/6/2041	42.2	42.2	46.6	0.02%
^Sandia Enterprises Inc dba Massage Envy Spa	Personal and Laundry Services	Term Loan	Prime plus 2.75%	9/6/2026	52.4	52.4	48.1	0.02%
^Animal Intrusion Prevention Systems Holding Company, LLC dba Critter C	Administrative and Support Services	Term Loan	Prime plus 2.75%	8/30/2026	104.2	104.2	97.7	0.03%
^Raem Corporation dba Dryclean Express	Personal and Laundry Services	Term Loan	Prime plus 2.75%	8/29/2041	69.8	69.8	76.6	0.03%
^Clark Realty LLC	Real Estate	Term Loan	Prime plus 2.75%	8/29/2041	73.3	73.3	80.9	0.03%
^Warren Dale Warrington dba Custom Paint and Body	Repair and Maintenance	Term Loan	Prime plus 2.75%	8/26/2041	97.5	97.5	105.8	0.04%
^TAGR Inc dba Miami Grill 137and John Nakis	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	8/26/2026	88.7	88.7	83.2	0.03%
^Albert Basse Associates Inc	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	8/25/2026	51.3	51.3	53.0	0.02%
^Avery Management Inc. dba Whetstone Upholstery	Repair and Maintenance	Term Loan	Prime plus 2.75%	8/25/2026	8.8	8.8	8.1	—%
^TR Companies LLC dba Liberty Rental 4 U	Rental and Leasing Services	Term Loan	Prime plus 2.75%	8/25/2026	74.8	74.8	68.8	0.02%
^Tabadesa Associates Inc.	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	8/25/2026	18.7	18.7	17.2	0.01%
^Rosmel Pools Inc	Repair and Maintenance	Term Loan	Prime plus 2.75%	8/25/2026	18.7	18.7	17.5	0.01%
^Sambella Holdings, LLC and Strike Zone Entertainment Center LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	12/24/2041	492.0	492.0	540.6	0.19%
^Luv 2 Play Temecula, LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	8/15/2026	49.8	49.8	45.8	0.02%
^2 Cool Beans LLC dba Menchies’s Frozen Yogurt	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	8/11/2026	68.5	68.5	63.0	0.02%
^Grayson O Company	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	8/10/2041	601.7	601.7	662.3	0.23%
^Paul Belanger dba Paul Belanger Landscaping	Administrative and Support Services	Term Loan	Prime plus 2.75%	8/9/2026	12.5	12.5	11.5	—%

See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2018
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Nicolette Reiser dba Comfort & Balance	Personal and Laundry Services	Term Loan	Prime plus 2.75%	7/29/2041	$64.2	$64.2	$70.4	0.02%
^USA General Investment LLC dba Braniff Paint and Body Shop	Repair and Maintenance	Term Loan	Prime plus 2.75%	7/29/2026	18.5	18.5	17.5	0.01%
^The Hungry Rhino LLC	Real Estate	Term Loan	Prime plus 2.75%	7/29/2041	73.3	73.3	78.4	0.03%
^303 Tower Drive LLC	Repair and Maintenance	Term Loan	Prime plus 2.75%	7/29/2041	384.7	384.7	419.2	0.15%
^Little Tree Huggers Child Care LLC	Social Assistance	Term Loan	Prime plus 2.75%	7/29/2041	134.6	134.6	148.5	0.05%
^Big Apple Entertainment Partners LLC dba Ripley’s Believe It or Not	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	7/28/2026	247.1	247.1	227.2	0.08%
^676 Club LP dba The Green Door Tavern/The Drifter	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	7/28/2041	644.0	644.0	706.0	0.25%
^MacIver Corporation dba Division Camera	Rental and Leasing Services	Term Loan	Prime plus 2.75%	7/28/2026	1,028.7	1,028.7	1,021.7	0.36%
^Intrepid Trinity LLC	Nonstore Retailers	Term Loan	Prime plus 2.75%	7/28/2041	60.1	60.1	65.0	0.02%
^Apple Tree NC Inc dba Williams Farm & Garden Center	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	7/28/2041	326.8	326.8	347.1	0.12%
^EPEC Juice LLC dba Jamba Juice	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	7/27/2026	68.8	68.8	63.3	0.02%
^Pinco Pizza LLC dba Jet’s Pizza	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	7/27/2026	60.8	60.8	62.5	0.02%
^Kidtastic LLC dba The Little Gym of Audubon	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	7/27/2026	46.7	46.7	43.0	0.01%
^JAG Unit 1, LLC dba Arooga’s Grille House and Sports Bar	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	7/27/2026	103.0	103.0	94.7	0.03%
^The Grasso Companies, LLC and Grasso Pavement Maintenance, LLC	Heavy and Civil Engineering Construction	Term Loan	Prime plus 2.75%	7/26/2026	75.1	75.1	72.8	0.03%
^My Sainath Inc dba Motel 6	Accommodation	Term Loan	Prime plus 2.75%	7/22/2041	293.5	293.5	320.5	0.11%
^Robert G Larson State Farm Insurance	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	7/22/2026	18.5	18.5	17.0	0.01%
^J and D Resources LLC dba Aqua Science	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	7/19/2026	97.0	97.0	90.1	0.03%
^Robert P Daniels dba Ginger and Friend’s Peppermint Village Gift Shop	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	7/18/2026	13.0	13.0	11.9	—%
^Franklin Firm LLC dba Luv 2 Play	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	7/15/2041	154.7	154.7	167.1	0.06%
^Jacob Rugs LLC dba Rugs Outlet	Furniture and Home Furnishings Stores	Term Loan	Prime plus 2.75%	7/13/2026	54.1	54.1	55.8	0.02%
^Takeuchi Commercial Cleaning Services, LLC dba We Clean San Diego	Administrative and Support Services	Term Loan	Prime plus 2.75%	7/13/2026	38.1	38.1	35.0	0.01%

See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2018
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^RM Hawkins LLC dba Pure Water Tech West	Nonstore Retailers	Term Loan	Prime plus 2.75%	7/7/2026	$41.2	$41.2	$41.4	0.01%
^Dino Smiles Children’s Cosmetic Dentistry	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	7/7/2026	11.7	11.7	11.0	—%
^Nevey’s LLC dba Stark Food III	Food and Beverage Stores	Term Loan	Prime plus 2.75%	6/30/2041	283.0	283.0	319.4	0.11%
^P L H Pharmaco Inc dba Farmacia San Jose	Health and Personal Care Stores	Term Loan	Prime plus 2.75%	6/30/2026	140.2	140.2	146.9	0.05%
^Martin Inventory Management LLC	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	6/30/2026	21.1	21.1	22.2	0.01%
^VMA Technologies LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	6/30/2026	18.4	18.4	18.2	0.01%
^Desert Tacos LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/30/2026	82.8	82.8	85.1	0.03%
^Corning Lumber Company Inc and Frank R Close and Son Inc	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	6/30/2029	170.9	170.9	182.5	0.06%
^WGI, LLC dba Williams Grant Inn	Accommodation	Term Loan	Prime plus 2.75%	6/29/2041	125.9	125.9	140.9	0.05%
^O.D.S. Inc dba Four Seasons Health & Racquet and Step ‘N’ Motion, Inc	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	6/29/2026	114.3	114.3	114.5	0.04%
^KWG Industries, LLC dba Peterson & Marsh Metal Industries	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	6/29/2041	292.6	292.6	329.0	0.11%
^MaidPro Marin dba MaidPro	Administrative and Support Services	Term Loan	Prime plus 2.75%	6/28/2026	14.3	14.3	14.2	—%
^E & P Holdings 1 LLC and Evans & Paul LLC	Nonmetallic Mineral Product Manufacturing	Term Loan	Prime plus 2.75%	6/28/2026	110.3	110.3	110.7	0.04%
^Edge Pest Control LLC	Administrative and Support Services	Term Loan	Prime plus 2.75%	6/27/2026	612.5	612.5	607.6	0.21%
^All Printing Solutions, Inc. dba Pryntcomm	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	6/27/2041	528.8	528.8	583.8	0.20%
^Island Time Investments, LLC dba Swantown Inn Bed & Breakfast	Accommodation	Term Loan	Prime plus 2.75%	6/24/2041	97.2	97.2	110.1	0.04%
^JumboMarkets Inc dba Rines Jumbomarkets	Food and Beverage Stores	Term Loan	Prime plus 2.75%	6/24/2026	40.8	40.8	40.5	0.01%
^Visual Advantage LLC dba Signs Now Perryberg	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	6/23/2041	87.6	87.6	97.7	0.03%
^Long Island Comedy LLC dba Governors and New York Comedy, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/23/2041	179.9	179.9	201.4	0.07%
^Shooting Sports Academy LLC and Jetaa LLC dba Shooting Sports Academy	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	6/23/2041	478.1	478.1	530.3	0.18%
^SNS of Central Alabama, LLC dba Steak N Shake dba Steak N Shake	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/21/2026	46.9	46.9	47.6	0.02%

See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2018
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Evergreen Investment & Property Management LLC, Universal Kidney Center	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	6/20/2041	$1,215.0	$1,215.0	$1,370.1	0.48%
^Bagelicious, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/17/2026	44.5	44.5	44.3	0.02%
^NKJ Lusby Donuts LLC	Food and Beverage Stores	Term Loan	Prime plus 2.75%	6/16/2026	18.4	18.4	18.2	0.01%
^Winegirl Wines LLC	Beverage and Tobacco Product Manufacturing	Term Loan	Prime plus 2.75%	6/16/2026	9.2	9.2	9.6	—%
^Blue Eagle Transport Inc, Greeneagle Transport Inc and Golden Eagle Transport	Couriers and Messengers	Term Loan	Prime plus 2.75%	6/16/2026	453.2	453.2	449.5	0.16%
^Jai-Alexia Consulting, Inc.	Couriers and Messengers	Term Loan	Prime plus 2.75%	6/15/2026	9.7	9.7	9.6	—%
^Pumpkin Patch Child Care of Southington, LLC and Giuseppe Pugliares	Social Assistance	Term Loan	Prime plus 2%	6/15/2041	492.2	492.2	524.6	0.18%
^Strag Industries LLC dba Meineke Car Care Center 841	Repair and Maintenance	Term Loan	Prime plus 2.75%	6/15/2026	12.2	12.2	12.5	—%
^Luv 2 Play AZ LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	6/10/2026	51.1	51.1	53.3	0.02%
^Refoleen Inc dba Spice and Tea Exchange	Food and Beverage Stores	Term Loan	Prime plus 2.75%	6/10/2026	70.7	70.7	70.1	0.02%
^VBGB Uptown, LLC dba VBGB Beer Hall & Garden	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/8/2026	43.5	43.5	43.1	0.01%
^ScimTech Industries Inc dba Archer Aerospace	Computer and Electronic Product Manufacturing	Term Loan	Prime plus 2.75%	6/6/2026	9.8	9.8	9.7	—%
^Larry H. Patterson and Rainbow Movers, Inc	Truck Transportation	Term Loan	Prime plus 2.75%	6/6/2026	18.4	18.4	18.3	0.01%
^Solvit Inc and Solvit North Inc	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	6/3/2026	207.8	207.8	209.9	0.07%
^AP5 LLC dba Krauser’s Food Store	Food and Beverage Stores	Term Loan	Prime plus 2.75%	6/2/2041	186.1	186.1	210.6	0.07%
^ATI Jet Inc	Air Transportation	Term Loan	Prime plus 2.75%	5/31/2026	419.1	419.1	422.9	0.15%
^Angelo Faia dba AVF Construction	Construction of Buildings	Term Loan	Prime plus 2.75%	5/27/2041	95.4	95.4	106.7	0.04%
^Premier Athletic Center of Ohio, Inc	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	5/27/2026	70.8	70.8	74.2	0.03%
^Jack Frost Firewood Inc. and David Dubinsky	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	5/26/2041	197.6	197.6	220.4	0.08%
^Mersada Holdings LLC	Nonstore Retailers	Term Loan	Prime plus 2.75%	5/26/2026	273.5	273.5	286.7	0.10%
^Southwest Division Inc	Heavy and Civil Engineering Construction	Term Loan	Prime plus 2.75%	5/26/2026	6.7	6.7	6.8	—%

See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2018
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^International Kitchen Supply LLC	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	5/25/2026	$151.2	$151.2	$153.1	0.05%
^Groth Lumber Co. Inc. dba True Value	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	5/25/2026	18.2	18.2	19.1	0.01%
^Island Life Graphics Inc dba FASTSIGNS #576	Miscellaneous Manufacturing	Term Loan	Prime plus 2.75%	5/24/2026	18.2	18.2	18.2	0.01%
^Powerspec Inc	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	5/24/2026	70.7	70.7	70.2	0.02%
^Horseshoe Barbecue, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	5/23/2029	10.6	10.6	11.3	—%
^Elderfriend Inc dba Granny Nannies dba GN Live Scan	Social Assistance	Term Loan	Prime plus 2.75%	5/20/2026	10.3	10.3	10.2	—%
^National Air Cargo Holdings Inc	Air Transportation	Term Loan	Prime plus 2.75%	5/20/2026	1,014.0	1,014.0	1,061.5	0.37%
^Pro Auto Repair LLC	Repair and Maintenance	Term Loan	Prime plus 2.75%	5/20/2026	6.0	6.0	6.2	—%
^J&A Laundromat Inc.	Personal and Laundry Services	Term Loan	Prime plus 2.75%	5/18/2026	54.6	54.6	54.8	0.02%
^Dedicated Incorporated	Administrative and Support Services	Term Loan	Prime plus 2.75%	5/18/2041	44.5	44.5	50.0	0.02%
^HBA LLC dba Palmetto Twist-Vista	Repair and Maintenance	Term Loan	Prime plus 2.75%	5/18/2026	15.7	15.7	15.7	0.01%
^Studio Find It Georgia Inc	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	5/13/2026	18.2	18.2	18.3	0.01%
^FJN Catering Inc	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	5/13/2041	251.8	251.8	285.0	0.10%
^Pumpkin Patch Inc and Christine Feliciano and Antonio Feliciano	Social Assistance	Term Loan	Prime plus 2.75%	5/12/2041	126.9	126.9	141.8	0.05%
^Sabir Inc. dba Bear Diner	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	5/11/2041	118.7	118.7	133.8	0.05%
^Gator D’Lites LLC dba D’Lites Emporium	Food and Beverage Stores	Term Loan	Prime plus 2.75%	5/5/2026	18.2	18.2	18.1	0.01%
^Warner Home Comfort, LLC dba Smith Piping	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	4/29/2041	78.9	78.9	88.2	0.03%
^Marc S. Rosenberg P.C. dba Mammuth and Rosenberg	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	4/29/2026	18.1	18.1	17.9	0.01%
^Keller, Fishback & Jackson LLP	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	4/29/2026	104.5	104.5	109.5	0.04%
^Euro Car Miami LLC	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	4/29/2026	50.1	50.1	52.5	0.02%
^Hard Exercise Works Winter Park LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	4/29/2026	32.7	32.7	32.4	0.01%
^Alpha Omega Trucking LLC	Truck Transportation	Term Loan	Prime plus 2.75%	4/29/2041	168.3	168.3	190.7	0.07%

See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2018
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^May-Craft Fiberglass Products Inc	Transportation Equipment Manufacturing	Term Loan	Prime plus 2.75%	4/29/2041	$236.7	$236.7	$268.2	0.09%
^Empowerschool LLC and Empower Autism Academy, LLC	Social Assistance	Term Loan	Prime plus 2.75%	4/29/2041	145.3	145.3	164.6	0.06%
^La Nopalera Mexicano 2, Inc.	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	4/29/2026	0.2	0.2	0.2	—%
^Loriet LLC	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	4/29/2026	6.0	6.0	6.0	—%
^Shepherd Appraisal Services LLC dba Property Damage Appraisers of Oklahoma	Real Estate	Term Loan	Prime plus 2.75%	4/28/2026	7.2	7.2	7.2	—%
^Pecos Inn LLC dba Econo Lodge	Accommodation	Term Loan	Prime plus 2.75%	4/28/2041	645.6	645.6	727.7	0.25%
^Costume World Inc	Clothing and Clothing Accessories Stores	Term Loan	Prime plus 2.75%	4/28/2041	1,197.2	1,197.2	1,356.7	0.47%
^Inner Beauty Salon and Suite LLC	Personal and Laundry Services	Term Loan	Prime plus 2.75%	4/28/2041	62.2	62.2	70.3	0.02%
^Green Country Filter Manufacturing LLC	Miscellaneous Manufacturing	Term Loan	Prime plus 2.75%	4/27/2026	68.3	68.3	68.5	0.02%
^Accent Comfort Services, LLC	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	4/26/2026	72.2	72.2	71.6	0.02%
^Homecare Casa Rhoda 123 Inc	Ambulatory Health Care Services	Term Loan	Prime plus 2%	4/26/2041	643.3	643.3	688.8	0.24%
^Automotive Core Recycling, LLC and 828 Old Colony Road, LLC	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	4/22/2041	239.1	239.1	263.9	0.09%
^McIntosh Trail Management Services Organization Inc	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	4/22/2041	407.1	407.1	461.3	0.16%
^AAA Mill Direct, Inc. dba Carpet Mill Outlets	Furniture and Home Furnishings Stores	Term Loan	Prime plus 2.75%	4/21/2026	6.3	6.3	6.6	—%
^Jande Graphics LLC dba FastSigns #103201	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	4/21/2026	44.9	44.9	44.6	0.02%
^Miguel Fernando Borda, P.A. dba BGR Dental	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	4/15/2026	18.1	18.1	18.1	0.01%
^Sushiya Inc	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	4/12/2026	70.3	70.3	70.7	0.02%
^Sierra Foothill Cremation & Funeral Service, Inc.	Personal and Laundry Services	Term Loan	Prime plus 2.75%	4/7/2026	42.5	42.5	42.1	0.01%
^Waterfalls Quick Lube LLC and Veracruz Shabo LLC	Repair and Maintenance	Term Loan	Prime plus 2.75%	4/6/2041	265.4	265.4	298.1	0.10%
^KNS Early Learning Academy LLC	Social Assistance	Term Loan	Prime plus 2.75%	4/6/2041	48.8	48.8	54.4	0.02%
^Men of Steel Enterprises LLC and Vogelbacher Properties LLC	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	3/31/2041	375.7	375.7	412.3	0.14%
^Vehicle Safety Supply LLC	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	3/31/2026	17.9	17.9	17.7	0.01%
See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2018
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Dana A. Farley dba Independent Cabinets	Furniture and Related Product Manufacturing	Term Loan	Prime plus 2.75%	3/31/2041	$64.4	$64.4	$72.9	0.03%
^Gill Express Inc and Blue Speed LLC	Repair and Maintenance	Term Loan	Prime plus 2.75%	3/31/2041	494.5	494.5	552.6	0.19%
^Christian Soderquist dba Soderquist Plumbing and Heating LLC	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	3/31/2041	54.2	54.2	61.3	0.02%
^Duke’s Cleaners Inc	Personal and Laundry Services	Term Loan	Prime plus 2.75%	3/31/2026	37.4	37.4	38.2	0.01%
^Cameo Carter, MD A Professional Corporation dba The Garden Pediatric Group	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	3/31/2026	59.6	59.6	59.1	0.02%
^NOSO Development, LLC	Construction of Buildings	Term Loan	Prime plus 2.75%	3/30/2026	149.1	149.1	147.7	0.05%
^Wyldewood Cellars, Inc.	Beverage and Tobacco Product Manufacturing	Term Loan	Prime plus 2.75%	3/30/2041	960.1	960.1	1,060.0	0.37%
^Tom Sawyer Country Restaurant LLC and AM 3208 LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/30/2041	246.9	246.9	278.4	0.10%
^Beale Street Blues Company-West Palm Beach, LLC dba Lafayette’s-West Palm	Performing Arts, Spectator Sports, and Related Industries	Term Loan	Prime plus 2.75%	3/30/2026	74.6	74.6	74.6	0.03%
^Gordon Rogers and Heidi Rogers dba Stone House Motor Inn	Accommodation	Term Loan	Prime plus 2.75%	3/30/2026	18.1	18.1	19.0	0.01%
^MTS Car Service LLC	Transit and Ground Passenger Transportation	Term Loan	Prime plus 2.75%	3/30/2026	8.3	8.3	8.3	—%
^Barrocas Gym LLC dba Snap Fitness	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	3/29/2026	15.5	15.5	15.9	0.01%
^Lust for Life Footwear, LLC	Leather and Allied Product Manufacturing	Term Loan	Prime plus 2.75%	3/29/2026	298.2	298.2	295.3	0.10%
^Vinmar Inc. dba Locanda Portofino	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/29/2026	64.6	64.6	64.0	0.02%
^Marathon Engineering Corporation	Miscellaneous Manufacturing	Term Loan	Prime plus 2.75%	3/28/2041	43.0	43.0	48.3	0.02%
^PHCDC1 LLC dba Quarter + Glory and Public House Collective, Corp.	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/28/2026	39.8	39.8	40.2	0.01%
^Revolution Physical Therapy LLC dba Apex Network Physical Therapy	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	3/25/2026	18.1	18.1	18.1	0.01%
^RCB Enterprises, Inc.	Administrative and Support Services	Term Loan	Prime plus 2.75%	3/25/2026	44.7	44.7	44.3	0.02%
^Excel RP Inc	Machinery Manufacturing	Term Loan	Prime plus 2.75%	3/25/2026	99.4	99.4	100.8	0.04%
^Flooring Liquidators Inc and Premier Flooring Yonkers Inc and Flooring	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	3/24/2026	39.7	39.7	41.5	0.01%
^ActKnowledge, Inc.	Personal and Laundry Services	Term Loan	Prime plus 2.75%	3/24/2026	99.4	99.4	104.0	0.04%
^International Construction Inc	Heavy and Civil Engineering Construction	Term Loan	Prime plus 2.75%	3/24/2041	47.8	47.8	53.3	0.02%

See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2018
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Acton Hardware LLC and Mark Allgood & Jamie Allgood	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	3/24/2041	$478.2	$478.2	$529.5	0.18%
^Magnation Corporation and Misha Family Trust	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	3/22/2041	96.9	96.9	109.7	0.04%
^growth.period LLC and Potomac Recruiting LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	3/21/2026	28.6	28.6	28.4	0.01%
^Precious Care LLC and Precious Care Management LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	3/21/2026	444.9	444.9	441.7	0.15%
^Media Capital Partners, Inc	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	Term Loan	Prime plus 2.75%	3/21/2026	17.9	17.9	17.7	0.01%
^Kekoa Enterprises Inc dba Signarama Sandy	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	3/18/2026	39.4	39.4	39.0	0.01%
^Taylors Zinn Enterprises Inc dba Eons Auto Care Inc	Repair and Maintenance	Term Loan	Prime plus 2.75%	3/18/2041	77.1	77.1	87.1	0.03%
^ERT Group Inc and Curt’s Tools Inspection Inc	Support Activities for Mining	Term Loan	Prime plus 2.75%	3/18/2041	1,197.6	1,197.6	1,336.4	0.46%
^Brian T Rice dba BD Logging	Forestry and Logging	Term Loan	Prime plus 2.75%	3/17/2026	1.5	1.5	1.5	—%
^K Soles Corp dba Max Collections	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	3/16/2026	17.9	17.9	17.7	0.01%
^Evergreen Pallet LLC and Evergreen Recycle LLC	Wood Product Manufacturing	Term Loan	Prime plus 2.75%	3/16/2026	912.8	912.8	921.6	0.32%
^LAN Doctors Inc	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	3/16/2026	45.2	45.2	47.3	0.02%
^R & D Enterprises Inc dba My Pool Man	Administrative and Support Services	Term Loan	Prime plus 2.75%	3/15/2026	39.8	39.8	39.4	0.01%
^HEWZ, LLC dba Hard Exercise Works	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	3/14/2026	17.8	17.8	17.7	0.01%
^Mustafa Inc and Raouf Properties LLC	Food and Beverage Stores	Term Loan	Prime plus 2.75%	3/14/2041	71.6	71.6	80.8	0.03%
^Country Paint and Hardware Inc	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	3/11/2026	69.5	69.5	69.4	0.02%
^ABCs & 123s Infant and Child Care Center LP	Social Assistance	Term Loan	Prime plus 2.75%	3/11/2026	8.9	8.9	8.9	—%
^Accuair Control Systems LLC dba Accuair Suspension	Transportation Equipment Manufacturing	Term Loan	Prime plus 2.75%	3/11/2026	119.3	119.3	119.1	0.04%
^Magill Truck Line LLC and Jeff J. Ralls	Truck Transportation	Term Loan	Prime plus 2.75%	3/11/2029	193.4	193.4	199.0	0.07%
^Dupre Capital LLC dba Fastsigns	Miscellaneous Manufacturing	Term Loan	Prime plus 2.75%	3/11/2026	46.4	46.4	46.0	0.02%
^State Painting & Decorating Co., Inc.	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	3/10/2026	82.5	82.5	81.7	0.03%
^Step Up Academy of the Arts LLC	Educational Services	Term Loan	Prime plus 2.75%	3/9/2026	6.4	6.4	6.3	—%

See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2018
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Faith Summit Supply Inc dba Summit Supply and Summit True Value	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	3/9/2026	$17.9	$17.9	$18.2	0.01%
^Swerve Salon LLC	Personal and Laundry Services	Term Loan	Prime plus 2.75%	3/8/2026	62.8	62.8	62.2	0.02%
^J & W Hardwood Flooring Inc	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	3/7/2026	6.0	6.0	5.9	—%
^Labmates LLC and POV Holdings LLC	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	3/4/2041	104.3	104.3	118.1	0.04%
^Hueston and Company CPA LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	3/4/2026	6.5	6.5	6.5	—%
^Almost Home Daycare LLC	Social Assistance	Term Loan	Prime plus 2.75%	3/3/2026	43.0	43.0	44.8	0.02%
^Miles of Smiles Inc	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/2/2026	75.7	75.7	75.6	0.03%
^Doxa Deo Inc dba Luv 2 Play	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	2/28/2026	86.6	86.6	86.9	0.03%
^Powerpits CS1, LLC dba Pita Pit	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/28/2026	14.8	14.8	14.9	0.01%
^Drug Detection Laboratories, Inc. and Minh Tran	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	2/28/2026	15.6	15.6	15.5	0.01%
^The River Beas, LLC dba Subway and Punam Singh	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/28/2041	129.4	129.4	146.1	0.05%
^Living Essentials HVAC Corp	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	2/28/2026	11.8	11.8	11.8	—%
^Consulting Solutions, Inc. and Mark Luciani	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	2/28/2026	8.8	8.8	9.2	—%
^Aaradhya LLC dba Market Square Laundry	Personal and Laundry Services	Term Loan	Prime plus 2.75%	2/23/2026	63.0	63.0	62.4	0.02%
^Blackstones Hairdressing LLC	Personal and Laundry Services	Term Loan	Prime plus 2.75%	2/23/2026	41.3	41.3	41.0	0.01%
^R & K Contracting Inc	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	2/18/2026	12.5	12.5	13.1	—%
^B for Blonde, LLC dba Blo Blow Dry Bar	Personal and Laundry Services	Term Loan	Prime plus 2.75%	2/12/2026	49.5	49.5	49.0	0.02%
^Jersey Shore Marina & Boat Sales, Inc.	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	2/12/2041	596.7	596.7	675.4	0.23%
^Gilmore Heights Dental Holdings, LTD and Chas Rob LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	2/12/2029	265.4	265.4	274.9	0.10%
^Ei3 Corporation	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	2/12/2026	257.6	257.6	269.5	0.09%
^Base USA, Inc.	Clothing and Clothing Accessories Stores	Term Loan	Prime plus 2.75%	2/2/2026	39.4	39.4	41.3	0.01%
^Zouk Ltd dba Palma	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	1/29/2026	17.6	17.6	18.4	0.01%

See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2018
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^SuzyQue’s LLC dba SuzyQue’s	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	1/28/2026	$17.6	$17.6	$18.4	0.01%
^Wildflour Bakery & Cafe LLC	Social Assistance	Term Loan	Prime plus 2.75%	1/28/2026	48.8	48.8	51.1	0.02%
^Tammy Lavertue	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	Term Loan	Prime plus 2.75%	1/28/2026	8.8	8.8	9.1	—%
^Gendron Funeral and Cremation Services, Inc.	Personal and Laundry Services	Term Loan	Prime plus 2.75%	1/11/2041	105.8	105.8	119.7	0.04%
^Dolarian Realty LLC and OV’s Restaurant Inc	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	1/5/2041	64.5	64.5	73.1	0.03%
^Lemonberry Food Stores Inc dba Lemonberry Frozen Yogurt	Food and Beverage Stores	Term Loan	Prime plus 2.75%	12/29/2025	87.1	87.1	87.3	0.03%
^MCF Forte LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/29/2025	14.5	14.5	14.4	0.01%
^Bright Dialysis LLC and Ft Pierce Kidney Care LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/28/2025	967.3	967.3	957.5	0.33%
^Panditos LLC dba White Lotus Home	Miscellaneous Manufacturing	Term Loan	Prime plus 2.75%	12/28/2025	12.3	12.3	12.2	—%
^V2 Tango LLC dba Palette 22	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/23/2025	193.5	193.5	193.6	0.07%
^800 on the Trax LLC and Matrix Z LLC	Nonmetallic Mineral Product Manufacturing	Term Loan	Prime plus 2.75%	12/23/2040	229.7	229.7	256.8	0.09%
^Ridge Road Equestrian LLC dba Ricochet Ridge Ranch Inc	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	12/23/2040	97.3	97.3	109.0	0.04%
^Joyce Outdoor Advertising Chicago LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	12/22/2040	286.6	286.6	319.8	0.11%
^Premier Athletic Center of Ohio Inc. and Gates Investments and Wade Gates	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	12/22/2028	744.8	744.8	793.0	0.28%
^Hattingh Incorporated dba Prosthetic Care Facility	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/21/2025	13.9	13.9	14.1	—%
^Jay Kevin Gremillion dba Dino Smiles Children’s Cosmetic Dentistry	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/18/2025	58.0	58.0	57.9	0.02%
^Trip Consultants U.S.A. Inc.	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	12/18/2025	135.4	135.4	133.9	0.05%
^Accent Tag and Label Inc	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	12/18/2040	629.4	629.4	704.6	0.25%
^Labmates LLC	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	12/18/2040	154.2	154.2	174.4	0.06%
^Abbondanza Market LLC dba Hampton Falls Village Market	Food and Beverage Stores	Term Loan	Prime plus 2.75%	12/18/2025	51.9	51.9	52.0	0.02%
^Learning Skills LLC and Christopher Shrope	Educational Services	Term Loan	Prime plus 2.75%	12/17/2025	8.4	8.4	8.3	—%
^Mustafa Inc dba Adiba Grocery	Food and Beverage Stores	Term Loan	Prime plus 2.75%	12/17/2025	80.7	80.7	84.3	0.03%

See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2018
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^New York Home Health Care Equipment, LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/16/2025	$758.9	$758.9	$789.8	0.27%
^Moments to Remember USA LLC dba Retain Loyalty	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	12/16/2025	58.0	58.0	59.5	0.02%
^Swalm Street LLC and New York Home Health Care Equipment LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/16/2040	363.0	363.0	408.8	0.14%
^JAG Unit 1, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/16/2025	193.5	193.5	191.2	0.07%
^Abitino’s JFK LLC dba Abitino’s	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/16/2022	81.6	81.6	80.8	0.03%
^Evans & Paul LLC and E&P Holdings I LLC	Nonmetallic Mineral Product Manufacturing	Term Loan	Prime plus 2.75%	12/15/2025	105.1	105.1	105.1	0.04%
^Basista Family Limited Partnership and UPE, Inc.	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	12/14/2040	325.1	325.1	363.4	0.13%
^DC Enterprises Ltd. dba Lakeview True Value	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	12/14/2025	17.4	17.4	18.0	0.01%
^Alexandra Afentoulides dba Vi’s Pizza Restaurant	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/11/2040	28.1	28.1	31.8	0.01%
^AGR Foodmart Inc dba Nashua Road Mobil	Gasoline Stations	Term Loan	Prime plus 2.75%	12/11/2025	17.4	17.4	18.0	0.01%
^Cares, Inc dba Dumpling Grounds Day Care Center	Social Assistance	Term Loan	Prime plus 2.75%	12/10/2025	5.8	5.8	6.1	—%
^Custom Exteriors, Inc.	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	12/9/2025	77.4	77.4	77.6	0.03%
^Sushiya, Inc.	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/8/2025	84.2	84.2	84.5	0.03%
^My Jewels, LLC dba The UPS Store #6712	Administrative and Support Services	Term Loan	Prime plus 2.75%	12/7/2025	27.4	27.4	27.1	0.01%
^LC Blvd Holdings LLC and Mt Pleasant Wash & Wax LLC	Repair and Maintenance	Term Loan	Prime plus 2.75%	12/4/2040	477.8	477.8	536.6	0.19%
^Tariq, LLC dba 76 Food Mart	Gasoline Stations	Term Loan	Prime plus 2.75%	12/2/2040	356.0	356.0	400.0	0.14%
^Hurshell Leon Dutton dba High Jump Party Rentals	Rental and Leasing Services	Term Loan	Prime plus 2.75%	11/30/2025	13.6	13.6	14.3	—%
^Japp Business Inc dba Pick and Eat and Japp Drink Corp.	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/30/2025	95.9	95.9	96.7	0.03%
^Delta Aggregate, LLC	Mining (except Oil and Gas)	Term Loan	Prime plus 2.75%	11/30/2025	83.9	83.9	87.7	0.03%
^Smokeyard Inc dba Smokeyard BBQ and Chop Shop	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/30/2025	95.8	95.8	95.5	0.03%
^State Painting and Decorating Co Inc	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	11/25/2025	55.4	55.4	54.8	0.02%

See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2018
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^DWeb Studio, Inc.	Educational Services	Term Loan	Prime plus 2.75%	11/25/2025	$8.6	$8.6	$8.5	—%
^Sambella Holdings, LLC and Strike Zone Entertainment Center LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	11/23/2040	738.3	738.3	832.8	0.29%
^Play and Learn Child Care and School Inc	Social Assistance	Term Loan	Prime plus 2.75%	11/23/2025	8.5	8.5	8.9	—%
^Ronny Ramirez RX Corp dba Naturxheal Family Pharmacy	Health and Personal Care Stores	Term Loan	Prime plus 2.75%	11/20/2025	69.3	69.3	69.0	0.02%
^CNYP 717 Irondequoit LLC and CNYP 2002 Ontario LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/20/2040	232.4	232.4	255.2	0.09%
^S.B.B. Enterprises Inc dba Williamston Hardware	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	11/19/2040	102.8	102.8	113.0	0.04%
^Key Pix Productions Inc. dba Air Bud Entertainment	Performing Arts, Spectator Sports, and Related Industries	Term Loan	Prime plus 2.75%	11/18/2040	597.3	597.3	675.5	0.24%
^E.S.F.P. LLC dba Volusia Van and Storage	Truck Transportation	Term Loan	Prime plus 2.75%	11/11/2025	68.2	68.2	68.1	0.02%
^Green Life Lawnscapes LLC dba Green Life Lawn Care	Administrative and Support Services	Term Loan	Prime plus 2.75%	11/6/2025	105.6	105.6	109.8	0.04%
^JumboMarkets Inc dba Rines Jumbomarkets	Food and Beverage Stores	Term Loan	Prime plus 2.75%	11/4/2025	234.7	234.7	244.7	0.09%
^Bisson Transportation Inc dba I & R Associates and Document Secutiry	Truck Transportation	Term Loan	Prime plus 2.75%	10/30/2025	17.1	17.1	17.6	0.01%
^Top Cat Ready Mix, LLC, Ples Investments LLC, and Pappy’s Sand and Gravel	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	10/28/2025	538.5	538.5	540.3	0.19%
^Windsor Direct Distribution LLC	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	10/26/2025	10.8	10.8	10.7	—%
^Financial Network Recovery Inc	Administrative and Support Services	Term Loan	Prime plus 2.75%	10/26/2025	30.4	30.4	30.0	0.01%
^ADMO Inc dba Mid States Equipment	Plastics and Rubber Products Manufacturing	Term Loan	Prime plus 2.75%	10/8/2025	17.1	17.1	17.0	0.01%
^Recycling Consultants, Inc. and Prairie State Salvage and Recycling Inc	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	9/30/2027	487.7	487.7	501.5	0.17%
^SCJEN Management Inc dba Bowl of Heaven	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/30/2025	54.1	54.1	53.4	0.02%
^Accent Homes Services LLC dba Benjamin Franklin Plumbing of Kansas City	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	9/30/2028	55.1	55.1	58.1	0.02%
See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2018
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Barub Realty LLC and Barub LLC dba Woodlawn Cabinets	Furniture and Home Furnishings Stores	Term Loan	Prime plus 2.75%	9/30/2040	$135.0	$135.0	$152.5	0.05%
^R.H. Hummer Jr., Inc.	Truck Transportation	Term Loan	Prime plus 2.75%	9/30/2025	292.1	292.1	302.3	0.11%
^Binky’s Vapes LLC	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	9/30/2025	16.9	16.9	16.7	0.01%
^Greensward of Marco Inc.	Administrative and Support Services	Term Loan	Prime plus 2.75%	9/28/2040	82.6	82.6	92.1	0.03%
^RIM Investments LLC and RIM Architects LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	9/28/2040	376.7	376.7	419.3	0.15%
^The Grasso Companies LLC and Grasso Pavement Maintenance LLC Veranda L	Heavy and Civil Engineering Construction	Term Loan	Prime plus 2.75%	9/28/2025	387.2	387.2	403.7	0.14%
^Daniel W. Stark dba Mountain Valley Lodge and RV Park	Accommodation	Term Loan	Prime plus 2.75%	9/25/2040	12.7	12.7	14.4	0.01%
^Prestigious LifeCare for Seniors LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	9/25/2025	7.4	7.4	7.5	—%
^Sandlot Ventures LLC and Sandbox Ventures LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	9/25/2040	418.9	418.9	464.0	0.16%
^Yachting Solutions LLC	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	9/25/2040	908.7	908.7	1,006.0	0.35%
^St Lawrence Hotel Corp and Oheka Catering Inc dba Quality Inn	Accommodation	Term Loan	Prime plus 2.75%	9/24/2040	590.0	590.0	659.8	0.23%
^Hagerstown Muffler, Inc. and JMS Muffler, Inc	Repair and Maintenance	Term Loan	Prime plus 2.75%	9/24/2040	311.5	311.5	351.9	0.12%
^Rutledge Enterprises Inc dba BLC Property Management	Administrative and Support Services	Term Loan	Prime plus 2.75%	9/23/2040	58.5	58.5	65.5	0.02%
^J3K LLC dba Ronan True Value Hardware	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	9/23/2025	114.6	114.6	113.1	0.04%
^Finish Strong Inc dba FASTSIGNS St Peters	Miscellaneous Manufacturing	Term Loan	Prime plus 2.75%	9/23/2025	37.6	37.6	37.1	0.01%
^Nova Solutions Inc	Furniture and Related Product Manufacturing	Term Loan	Prime plus 2.75%	9/22/2040	302.1	302.1	337.9	0.12%
^Pine Belt Wood Products LLC	Forestry and Logging	Term Loan	Prime plus 2.75%	9/22/2040	154.6	154.6	168.5	0.06%
^IIoka Inc dba New Cloud Networks	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	9/21/2025	502.2	502.2	495.6	0.17%
^Sound Manufacturing Inc	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	9/21/2025	37.5	37.5	37.8	0.01%
^Vanderhoof LLC dba Soxfords	Apparel Manufacturing	Term Loan	Prime plus 2.75%	9/18/2025	11.9	11.9	11.8	—%
^MiJoy Inc dba Imo’s Pizza	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/18/2025	6.2	6.2	6.1	—%
^Naeem Khan LTD	Apparel Manufacturing	Term Loan	Prime plus 2.75%	9/17/2025	94.0	94.0	92.7	0.03%
^Import Car Connection Inc dba Car Connection	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	9/16/2040	384.7	384.7	433.5	0.15%

See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2018
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^FirstVitals Health and Wellness Inc	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	9/15/2025	$112.7	$112.7	$111.2	0.04%
^Almost Home Daycare LLC	Social Assistance	Term Loan	Prime plus 2.75%	9/11/2025	8.2	8.2	8.6	—%
^Gardner’s Wharf Holdings LLC and Gardner’s Wharf Seafood Inc	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	9/8/2040	132.4	132.4	149.5	0.05%
^Empower Autism Academy	Social Assistance	Term Loan	Prime plus 2.75%	9/4/2040	646.7	646.7	730.6	0.25%
^Higher Grounds Community Coffeehouse, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/2/2025	6.2	6.2	6.2	—%
^The Camera House Inc	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	8/31/2025	929.6	929.6	947.0	0.33%
^LAN Doctors Inc	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	8/28/2025	62.7	62.7	63.6	0.02%
^Elite Institute LLC dba Huntington Learning Center	Educational Services	Term Loan	Prime plus 2.75%	8/28/2025	11.3	11.3	11.2	—%
^J and K Fitness L.L.C. dba Physiques Womens Fitness Center	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	2/28/2041	90.1	90.1	101.4	0.04%
^3000 CSI Property LLC and Consulting Solutions Inc	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	8/20/2040	129.8	129.8	146.2	0.05%
^God Be Glorified Inc dba GBG Inc	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	8/20/2025	39.4	39.4	38.9	0.01%
^GDP Gourmet LLC dba Joe and John’s Pizza Restaurant	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	8/19/2040	136.9	136.9	152.8	0.05%
^Gold Jet Corp.	Couriers and Messengers	Term Loan	Prime plus 2.75%	8/14/2025	53.5	53.5	54.3	0.02%
^SKJ Inc dba Subway	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	8/13/2025	62.9	62.9	62.4	0.02%
^LP Industries Inc dba Childforms	Plastics and Rubber Products Manufacturing	Term Loan	Prime plus 2.75%	7/29/2025	92.0	92.0	94.5	0.03%
^Pauley Tree and Lawn Care Inc	Administrative and Support Services	Term Loan	Prime plus 2.75%	7/28/2025	48.3	48.3	48.8	0.02%
^Beale Street Blues Company-West Palm Beach LLC dba Lafayette’s-West Palm	Performing Arts, Spectator Sports, and Related Industries	Term Loan	Prime plus 2.75%	7/24/2025	48.8	48.8	48.9	0.02%
^Smart Artists Inc.	Performing Arts, Spectator Sports, and Related Industries	Term Loan	Prime plus 2.75%	7/23/2025	16.6	16.6	16.4	0.01%
^Free Ion Advisors LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	7/21/2025	47.3	47.3	46.7	0.02%
^Murrayville Donuts, Inc dba Dunkin’ Donuts	Food and Beverage Stores	Term Loan	Prime plus 2.75%	7/15/2040	330.7	330.7	366.5	0.13%
^Union 2 LLC dba The Standard	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	7/10/2025	74.6	74.6	76.0	0.03%
^Thrifty Market, Inc. dba Thrifty Foods	Food and Beverage Stores	Term Loan	Prime plus 2.75%	6/30/2030	225.1	225.1	240.1	0.08%

See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2018
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Jonathan E Nichols and Nichols Fire and Security LLC	Administrative and Support Services	Term Loan	Prime plus 2.75%	6/30/2025	$54.7	$54.7	$57.2	0.02%
^Anglin Cultured Stone Products LLC dba Anglin Construction	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	6/30/2025	205.4	205.4	212.0	0.07%
^Danny V, LLC dba Hugo’s Taproom	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/30/2040	38.6	38.6	43.8	0.02%
^BJ’s Tavern LLC and BJ’s Cabana Bar Inc	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/30/2040	199.5	199.5	227.3	0.08%
^Myclean Inc.	Personal and Laundry Services	Term Loan	Prime plus 2.75%	6/29/2025	11.6	11.6	11.9	—%
^Summit Beverage Group LLC	Beverage and Tobacco Product Manufacturing	Term Loan	Prime plus 2.75%	8/29/2030	248.8	248.8	266.7	0.09%
^Advanced Skincare Medcenter Inc dba Advanced Skincare Surgery	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	6/29/2025	246.0	246.0	252.6	0.09%
^CEM Autobody LLC dba Dawn’s Autobody	Repair and Maintenance	Term Loan	Prime plus 2.75%	6/26/2040	127.4	127.4	144.7	0.05%
^SofRep, Inc dba Force 12 Media	Other Information Services	Term Loan	Prime plus 2.75%	6/26/2025	48.3	48.3	49.4	0.02%
^TJU-DGT Inc dba The Lorenz Cafe	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/26/2029	17.2	17.2	18.5	0.01%
^Jihan Inc dba ARCO AM/PM and Diana Inc dba Diana’s Recycling	Gasoline Stations	Term Loan	Prime plus 2.75%	6/26/2040	356.7	356.7	405.9	0.14%
^E & G Enterprises LLC dba Comfort Keepers	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	6/26/2025	16.4	16.4	16.8	0.01%
^Ohs Auto Body, Inc. dba Ohs Body Shop	Repair and Maintenance	Term Loan	7.72%	6/25/2040	1,145.8	1,145.8	1,301.2	0.45%
^Wolf Enviro Interests, LLC and Enviromax Services Inc	Administrative and Support Services	Term Loan	Prime plus 2.75%	6/25/2040	231.4	231.4	261.3	0.09%
^Evinger PA One, Inc. dba Postal Annex, Falcon	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	6/24/2025	16.4	16.4	17.0	0.01%
^RJI Services, Inc.	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	6/23/2025	16.2	16.2	16.6	0.01%
^Real Help LLC dba Real Help Decorative Concrete	Administrative and Support Services	Term Loan	Prime plus 2.75%	6/22/2025	38.7	38.7	40.6	0.01%
^PM Cassidy Enterprises, Inc. dba Junk King	Waste Management and Remediation Services	Term Loan	Prime plus 2.75%	6/19/2025	10.9	10.9	11.1	—%
^KRN Logistics, LLC and Newsome Trucking, Inc	Truck Transportation	Term Loan	Prime plus 2.75%	6/19/2025	391.4	391.4	406.1	0.14%
^Inverted Healthcare Staffing of Florida LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	6/18/2025	44.7	44.7	45.7	0.02%
^Flooring Liquidators Inc and Flooring Liquidators of Mt Kisco LLC	Specialty Trade Contractors	Term Loan	6.75%	6/17/2025	316.5	316.5	332.0	0.12%
^AM PM Properties, LLC and AM PM Willington, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/17/2040	81.5	81.5	93.1	0.03%

See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2018
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Bizzare Foods Inc dba Trooper Foods	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	6/12/2025	$80.2	$80.2	$82.0	0.03%
^Anturio Marketing Inc dba Logic Consulting	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	6/12/2040	272.4	272.4	311.8	0.11%
^Mirage Plastering Inc and Mpire LLC and Mpire II LLC	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	6/12/2040	130.3	130.3	146.3	0.05%
^Eldredge Tavern LLC dba Gonyea’s Tavern	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/8/2040	52.8	52.8	60.4	0.02%
^Nicor LLC dba Fibrenew Sacramento	Repair and Maintenance	Term Loan	Prime plus 2.75%	6/5/2022	7.8	7.8	7.9	—%
^ViAr Visual Communications, Inc. dba Fastsigns 281701	Miscellaneous Manufacturing	Term Loan	Prime plus 2.75%	6/5/2025	45.2	45.2	46.5	0.02%
^Chitalian Fratelli LLC dba Francesca Brick Oven Pizza and Pasta	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/5/2025	11.4	11.4	11.7	—%
^Video Vault & Tanning LLC and Mosaic Salon LLC	Rental and Leasing Services	Term Loan	Prime plus 2.75%	6/4/2040	85.3	85.3	97.6	0.03%
^Medworxs LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	6/3/2025	91.1	91.1	93.4	0.03%
^XCESSIVE THROTTLE, INC dba Jake’s Roadhouse	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	5/29/2025	5.9	5.9	6.1	—%
^Villela CPA PL	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	5/27/2025	6.5	6.5	6.7	—%
^Douglas Posey and Sally Watkinson dba Audrey’s Farmhouse	Accommodation	Term Loan	Prime plus 2.75%	5/20/2040	163.2	163.2	186.2	0.06%
^15 McArdle LLC and No Other Impressions Inc	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	5/15/2040	240.9	240.9	272.9	0.09%
^Guard Dogs MFS LLC	Repair and Maintenance	Term Loan	Prime plus 2.75%	5/8/2025	46.7	46.7	47.9	0.02%
^George S Cochran DDS Inc	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	5/7/2025	93.8	93.8	96.0	0.03%
^South Park Properties LLC and Midlothian Hardware LLC	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	5/6/2040	45.1	45.1	51.6	0.02%
^Matthew Taylor and Landon Farm LLC	Personal and Laundry Services	Term Loan	Prime plus 2.75%	5/4/2040	94.4	94.4	106.2	0.04%
^Cares Inc dba Dumpling Grounds Day Care Center	Social Assistance	Term Loan	Prime plus 2.75%	5/1/2040	75.9	75.9	86.9	0.03%
^Orchid Enterprises Inc dba Assisting Hands of Sussex County	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	4/24/2025	10.7	10.7	11.0	—%
^Ragazza Restaurant Group, Inc. dba Bambolina	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	4/21/2025	12.9	12.9	13.3	—%
^Diamond Solutions LLC	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	4/21/2025	14.6	14.6	15.0	0.01%
^Giacchino Maritime Consultants Inc	Personal and Laundry Services	Term Loan	Prime plus 2.75%	4/17/2025	16.1	16.1	16.5	0.01%

See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2018
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Sound Coaching Inc	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	Term Loan	Prime plus 2.75%	4/14/2025	$31.7	$31.7	$32.5	0.01%
^Faramarz Nikourazm dba Car Clinic Center	Repair and Maintenance	Term Loan	Prime plus 2.75%	4/3/2040	68.8	68.8	78.3	0.03%
^HAVANA CENTRAL NJ1, LLC dba Havana Central	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/31/2025	203.4	203.4	213.0	0.07%
^Advance Case Parts RE Holdings LLC and Advance Case Parts Inc	Repair and Maintenance	Term Loan	Prime plus 2.75%	3/31/2040	707.0	707.0	798.7	0.28%
^Mid-South Lumber Co. of Northwest Florida, Inc.	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	3/31/2040	400.2	400.2	451.7	0.16%
^Copper Beech Financial Group LLC	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	3/30/2025	88.3	88.3	91.5	0.03%
^Delta Aggregate LLC	Mining (except Oil and Gas)	Term Loan	Prime plus 2.75%	3/30/2025	72.3	72.3	75.7	0.03%
^Sunset Marine Resort LLC and GoXpeditions LLC and Lavon Gomes and Trac	Accommodation	Term Loan	Prime plus 2.75%	3/27/2040	281.7	281.7	322.0	0.11%
^Foresite Realty Partners LLC and Foresite Real Estate Holdings LLC	Real Estate	Term Loan	Prime plus 2.75%	3/27/2025	874.5	874.5	893.4	0.31%
^Shellhorn and Hill Inc dba Total Fleet Service	Nonstore Retailers	Term Loan	Prime plus 2.75%	3/27/2040	967.3	967.3	1,091.8	0.38%
^Shorr Enterprises Inc dba New Design Furniture Manufacturers	Furniture and Related Product Manufacturing	Term Loan	Prime plus 2.75%	3/27/2025	75.4	75.4	78.4	0.03%
^Joyce Outdoor Advertising NJ LLC and Joyce Outdoor Advertising LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	3/26/2040	50.4	50.4	57.6	0.02%
^Zero-In Media Inc	Data Processing, Hosting, and Related Services	Term Loan	Prime plus 2.75%	3/25/2025	15.9	15.9	16.2	0.01%
^Loriet LLC	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	3/24/2025	8.5	8.5	8.7	—%
^Shelton Incorporated dba Mrs. Winners	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/20/2040	105.0	105.0	120.0	0.04%
^Jaymie Hazard dba Indigo Hair Studio and Day Spa	Personal and Laundry Services	Term Loan	Prime plus 2.75%	3/20/2040	40.1	40.1	45.5	0.02%
^R & R Security and Investigations Inc dba Pardners Lake Buchanan	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/19/2040	79.7	79.7	91.1	0.03%
^MMS Realty, LLC and Molecular MS Diagnostics LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	3/18/2040	150.0	150.0	170.2	0.06%
^Royal Crest Motors LLC	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	3/16/2040	85.1	85.1	96.8	0.03%
^BND Sebastian Limited Liability Company and Sebastian Fitness LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	3/16/2040	161.0	161.0	183.5	0.06%
^Douglas Printy Motorsports, Inc. dba Blackburn Trike	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	3/9/2040	179.1	179.1	203.1	0.07%

See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2018
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Luigi’s on Main LLC and Luigi’s Main Street Pizza Inc	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/4/2025	$7.9	$7.9	$8.3	—%
^Baystate Firearms and Training, LLC	Educational Services	Term Loan	Prime plus 2.75%	2/27/2025	44.2	44.2	45.2	0.02%
^Pace Motor Lines, Inc.	Truck Transportation	Term Loan	Prime plus 2.75%	2/26/2025	46.0	46.0	48.2	0.02%
^Kingseal LLC dba Desoto Health and Rehab Center	Nursing and Residential Care Facilities	Term Loan	Prime plus 2.75%	2/26/2040	1,190.4	1,190.4	1,360.8	0.47%
^Nelson Financial Services LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	2/24/2025	8.7	8.7	8.9	—%
^Kiddie Steps 4 You Inc.	Social Assistance	Term Loan	Prime plus 2.75%	2/19/2040	57.8	57.8	65.5	0.02%
^Triangle Trash LLC dba Bin There Dump That	Waste Management and Remediation Services	Term Loan	Prime plus 2.75%	2/18/2025	51.9	51.9	53.7	0.02%
^Silva Realty Holdings, LLC and MF-Silva Enterprises, Inc.	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/11/2040	159.9	159.9	181.2	0.06%
^740 Barry Street Realty LLC and Wild Edibles Inc	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	2/10/2040	459.6	459.6	525.4	0.18%
^Kostekos Inc dba New York Style Pizza	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/6/2040	61.9	61.9	70.3	0.02%
^DuCharme Realty LLC and DuCharme Enterprises LLC	Wood Product Manufacturing	Term Loan	Prime plus 2.75%	2/2/2040	210.1	210.1	237.7	0.08%
^Dean 1021 LLC dba Pure Pita	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	4/29/2025	59.4	59.4	61.0	0.02%
^Limameno LLC dba Sal’s Italian Ristorante	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	1/23/2025	57.5	57.5	59.1	0.02%
^Palmabak Inc dba Mami Nora’s	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	1/22/2025	8.5	8.5	8.9	—%
^Jung Design Inc	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	1/20/2022	4.3	4.3	4.3	—%
^Grand Blanc Lanes, Inc. and H, H and H, LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	12/31/2039	123.5	123.5	140.9	0.05%
^Evans and Paul LLC	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	12/30/2024	167.9	167.9	175.2	0.06%
^First Prevention and Dialysis Center, LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/30/2024	204.0	204.0	212.4	0.07%
^Bowlerama Inc	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	12/24/2039	1,117.6	1,117.6	1,276.1	0.44%
^The Lodin Group LLC and Lodin Health Imaging Inc dba Highlands Breast	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/23/2039	492.1	492.1	555.0	0.19%
^Thermoplastic Services Inc and Paragon Plastic Sheet, Inc	Plastics and Rubber Products Manufacturing	Term Loan	Prime plus 2.75%	12/23/2039	464.0	464.0	529.8	0.18%
See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2018
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Beale Street Blues Company-West Palm Beach, LLC dba Lafayette Music Hall	Performing Arts, Spectator Sports, and Related Industries	Term Loan	Prime plus 2.75%	12/22/2024	$128.1	$128.1	$131.9	0.05%
^MM and M Management Inc dba Pizza Artista	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	4/19/2025	32.8	32.8	33.7	0.01%
^B.S. Ventures LLC dba Dink’s Market	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	12/19/2039	49.9	49.9	57.0	0.02%
^Will Zac Management LLC dba Papa John’s	Food Services and Drinking Places	Term Loan	6.25%	12/19/2024	112.1	112.1	117.2	0.04%
^The Jewelers Inc. dba The Jewelers of Las Vegas	Clothing and Clothing Accessories Stores	Term Loan	Prime plus 2.75%	12/19/2024	851.7	851.7	870.1	0.30%
^B & W Towing, LLC and Boychucks Fuel LLC	Repair and Maintenance	Term Loan	Prime plus 2.75%	12/17/2039	152.6	152.6	172.7	0.06%
^All American Games, LLC and Sportslink – The Game, LLC	Performing Arts, Spectator Sports, and Related Industries	Term Loan	Prime plus 2.75%	12/10/2024	273.2	273.2	281.6	0.10%
^Kemmer LLC and Apples Tree Top Liquors LLC	Food and Beverage Stores	Term Loan	Prime plus 2.75%	12/4/2039	130.0	130.0	146.9	0.05%
^Teamnewman Enterprises LLC dba Newmans at 988 and John H. Newman	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/25/2039	110.3	110.3	125.5	0.04%
^DeRidder Chiropractic LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	11/25/2024	8.9	8.9	9.3	—%
^Modern Manhattan LLC	Furniture and Home Furnishings Stores	Term Loan	Prime plus 2.75%	11/25/2024	148.5	148.5	151.9	0.05%
^J&D Resources, LLC dba Aqua Science	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	11/21/2024	512.0	512.0	524.1	0.18%
^Legacy Estate Planning Inc dba American Casket Enterprises	Personal and Laundry Services	Term Loan	Prime plus 2.75%	11/21/2024	28.4	28.4	28.9	0.01%
^DC Real LLC and DC Enterprises LTD dba Lakeview True Value	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	11/20/2039	111.1	111.1	126.5	0.04%
^Joey O’s LLC and Jennifer Olszewski	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	11/7/2024	0.6	0.6	0.6	—%
^Heartland American Properties LLC and Skaggs RV Outlet LLC	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	10/31/2039	442.8	442.8	503.8	0.18%
^Seelan Inc dba Candleridge Market	Gasoline Stations	Term Loan	Prime plus 2.75%	10/27/2039	83.7	83.7	94.8	0.03%
^Navdeep B Martins and Busy Bubbles LLC dba Wishy Washy	Personal and Laundry Services	Term Loan	Prime plus 2.75%	10/24/2039	82.4	82.4	93.1	0.03%
^One Hour Jewelry Repair Inc	Repair and Maintenance	Term Loan	Prime plus 2.75%	10/14/2024	13.7	13.7	14.0	—%
^Return to Excellence, Inc. dba The Waynesville Inn Golf & Spa	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	10/10/2039	1,173.5	1,173.5	1,339.9	0.47%
^Sound Manufacturing Inc	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	10/10/2024	124.7	124.7	128.3	0.04%
^DNT Storage and Properties LLC	Real Estate	Term Loan	Prime plus 2.75%	10/10/2039	94.1	94.1	107.2	0.04%
^Smith Spinal Care Center P.C. and James C. Smith	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	10/8/2039	55.5	55.5	63.1	0.02%

See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2018
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Doctors Express Management of Central Texas LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	10/8/2024	$32.4	$32.4	$33.9	0.01%
^Michael Rey Jr. and Lynn J. Williams and GIG Petcare dba Hickory	Personal and Laundry Services	Term Loan	Prime plus 2.75%	10/3/2039	114.0	114.0	129.9	0.05%
^Sumad LLC dba BrightStar Care of Encinitas	Administrative and Support Services	Term Loan	Prime plus 2.75%	10/2/2024	35.5	35.5	37.1	0.01%
^Roccos LLC and Sullo Pantalone Inc dba Rocco’s	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/30/2039	235.9	235.9	266.8	0.09%
^Gordon E Rogers dba Stonehouse Motor Inn	Accommodation	Term Loan	Prime plus 2.75%	9/26/2039	53.0	53.0	60.5	0.02%
^North Columbia LLC and Loop Liquor and Convenience Store LLC	Food and Beverage Stores	Term Loan	Prime plus 2.75%	9/24/2039	146.9	146.9	167.1	0.06%
^6 Price Avenue, LLC and Pauley Tree & Lawn Care, Inc	Administrative and Support Services	Term Loan	Prime plus 2.75%	9/24/2039	432.6	432.6	486.3	0.17%
^Andrene’s LLC dba Andrene’s Caribbean Soul Food Carry Out	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/23/2024	19.1	19.1	19.4	0.01%
^Ryan Crick and Pamela J. Crick and Crick Enterprises Inc	Repair and Maintenance	Term Loan	Prime plus 2.75%	9/17/2039	134.2	134.2	153.1	0.05%
^Modern Leather Goods Repair Shop Inc	Repair and Maintenance	Term Loan	Prime plus 2.75%	9/17/2024	38.2	38.2	38.9	0.01%
^Animal Intrusion Prevention Systems Holding Company, LLC	Administrative and Support Services	Term Loan	Prime plus 2.75%	9/15/2024	180.1	180.1	185.4	0.06%
^Tavern Properties LLC and Wildwood Tavern LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/15/2039	394.7	394.7	448.5	0.16%
^Indy East Smiles Youth Dentistry LLC dba Prime Smile East	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	9/11/2024	415.6	415.6	423.5	0.15%
^B&P Diners LLC dba Engine House Restaurant	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/10/2024	52.8	52.8	53.7	0.02%
^Delta Aggregate LLC	Mining (except Oil and Gas)	Term Loan	Prime plus 2.75%	8/28/2039	859.0	859.0	979.7	0.34%
^Orange County Cleaning Inc	Administrative and Support Services	Term Loan	Prime plus 2.75%	8/27/2024	9.4	9.4	9.6	—%
^Lamjam LLC, Goldsmith Lambros Inc	Clothing and Clothing Accessories Stores	Term Loan	Prime plus 2.75%	8/27/2024	88.4	88.4	92.2	0.03%
^Qycell Corporation	Plastics and Rubber Products Manufacturing	Term Loan	Prime plus 2.75%	8/26/2024	78.5	78.5	81.1	0.03%
^Atlas Auto Body Inc dba Atlas Auto Sales	Repair and Maintenance	Term Loan	Prime plus 2.75%	8/22/2039	47.5	47.5	53.8	0.02%
^Alpha Preparatory Academy LLC	Social Assistance	Term Loan	Prime plus 2.75%	8/15/2039	134.3	134.3	153.1	0.05%
^Katie Senior Care LLC dba Home Instead Senior Care	Social Assistance	Term Loan	Prime plus 2.75%	8/15/2024	80.8	80.8	82.2	0.03%
^Hamer Road Auto Salvage, LLC and Scott T. Cook and Nikki J. Cook	Motor Vehicle and Parts Dealers	Term Loan	6%	8/8/2039	176.0	176.0	200.8	0.07%
^Almost Home Property LLC and Almost Home Daycare LLC	Social Assistance	Term Loan	Prime plus 2.75%	8/7/2039	677.8	677.8	771.8	0.27%

See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2018
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^AGV Enterprises LLC dba Jet’s Pizza #42	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	7/31/2024	$35.2	$35.2	$36.0	0.01%
^iFood, Inc. dba Steak N Shake	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	7/31/2024	253.5	253.5	261.8	0.09%
^575 Columbus Avenue Holding Company, LLC and LA-ZE LLC dba EST EST EST	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	7/30/2039	19.4	19.4	22.1	0.01%
^Honeyspot Investors LLP and Pace Motor Lines Inc	Truck Transportation	Term Loan	Prime plus 2.75%	7/24/2039	137.8	137.8	157.1	0.05%
^Miss Cranston Diner II, LLC and Miss Cranston II Realty LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	7/17/2039	93.8	93.8	106.6	0.04%
^Lisle Lincoln II Limited Partnership dba Lisle Lanes LP	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	6/30/2024	63.3	63.3	66.2	0.02%
^iFood, Inc. dba Steak N Shake	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/30/2039	579.0	579.0	662.6	0.23%
^Honeyspot Investors LLP and Pace Motor Lines Inc	Truck Transportation	Term Loan	Prime plus 2.75%	6/30/2039	803.5	803.5	924.8	0.32%
^AMG Holding, LLC and Stetson Automotive, Inc	Repair and Maintenance	Term Loan	Prime plus 2.75%	6/30/2039	190.9	190.9	219.7	0.08%
^Zinger Hardware and General Merchant Inc	Building Material and Garden Equipment and Supplies Dealers	Term Loan	7.25%	6/26/2024	43.8	43.8	45.8	0.02%
^JPM Investments LLC and Carolina Family Foot Care P.A.	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	6/26/2039	129.6	129.6	148.9	0.05%
^Nikobella Properties LLC and JPO Inc dba Village Car Wash	Repair and Maintenance	Term Loan	Prime plus 2.75%	6/25/2039	444.1	444.1	510.3	0.18%
^Big Sky Plaza LLC and Strickland, Incorporated dba Livingston True Value	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	6/20/2039	214.0	214.0	245.9	0.09%
^Nirvi Enterprises LLC dba Howard Johnson / Knights Inn	Accommodation	Term Loan	Prime plus 2.75%	6/17/2039	843.8	843.8	971.2	0.34%
^Sico & Walsh Insurance Agency Inc and The AMS Trust	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	6/6/2039	85.5	85.5	98.4	0.03%
^Sujata Inc dba Stop N Save Food Mart and Dhruvesh Patel	Food and Beverage Stores	Term Loan	Prime plus 2.75%	6/3/2024	14.3	14.3	14.9	0.01%
^Long Island Barber Institute Inc	Educational Services	Term Loan	Prime plus 2.75%	6/2/2039	50.9	50.9	58.4	0.02%
^CJR LLC and PowerWash Plus, Inc.	Repair and Maintenance	Term Loan	Prime plus 2.75%	5/30/2024	33.1	33.1	34.7	0.01%
^Pocono Coated Products, LLC	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	5/30/2024	14.1	14.1	14.8	0.01%
^Wilton Dental Care P.C.	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	5/29/2024	81.9	81.9	84.9	0.03%
^EGM Food Services Inc dba Gold Star Chili	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	5/29/2024	12.3	12.3	12.7	—%
^Jonesboro Health Food Center LLC	Health and Personal Care Stores	Term Loan	Prime plus 2.75%	5/27/2024	38.7	38.7	40.1	0.01%
^Hae M. and Jin S. Park dba Buford Car Wash	Repair and Maintenance	Term Loan	Prime plus 2.75%	5/15/2039	151.7	151.7	173.9	0.06%
^The River Beas LLC and Punam Singh	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	5/8/2039	82.9	82.9	95.2	0.03%

See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2018
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^AS Boyals LLC dba Towne Liquors	Food and Beverage Stores	Term Loan	Prime plus 2.75%	4/29/2039	$99.4	$99.4	$114.4	0.04%
^Gerami Realty, LC, Sherrill Universal City Corral, LP dba Golden	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	4/23/2027	58.1	58.1	62.1	0.02%
^Complete Body & Paint, Inc.	Repair and Maintenance	Term Loan	Prime plus 2.75%	4/23/2039	19.0	19.0	21.9	0.01%
^Island Wide Realty LLC and Long Island Partners, Inc.	Real Estate	Term Loan	Prime plus 2.75%	4/22/2039	94.8	94.8	109.1	0.04%
^Wilshire Media Systems Inc	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	4/17/2024	115.0	115.0	119.4	0.04%
^1899 Tavern & Tap LLC and Ale House Tavern & Tap LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	4/9/2039	124.6	124.6	143.3	0.05%
^Hodges Properties LLC and Echelon Enterprises Inc dba Treads Bicycle	Sporting Goods, Hobby, Musical Instrument, and Book Stores	Term Loan	Prime plus 2.75%	3/31/2039	409.2	409.2	469.9	0.16%
^Dantanna’s Tavern LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/30/2024	103.3	103.3	107.4	0.04%
^Little People’s Village II LLC and Iliopoulos Realty LLC	Social Assistance	Term Loan	Prime plus 2.75%	3/31/2039	84.4	84.4	96.6	0.03%
^Little People’s Village II LLC and Iliopoulos Realty LLC	Social Assistance	Term Loan	Prime plus 2.75%	3/31/2039	93.2	93.2	106.6	0.04%
^Eagle Aggregate Transportation, LLC and Eagle Pneumatic Transport LLC	Truck Transportation	Term Loan	Prime plus 2.75%	3/31/2024	430.2	430.2	448.9	0.16%
^Kemmer, LLC and Pitts Package Store, Inc.	Food and Beverage Stores	Term Loan	Prime plus 2.75%	3/31/2039	108.2	108.2	123.5	0.04%
^Lake Area Autosound LLC and Ryan H. Whittington	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	7/28/2039	115.7	115.7	133.0	0.05%
^Knowledge First Inc dba Magic Years of Learning and Kimberly Knox	Social Assistance	Term Loan	Prime plus 2.75%	3/21/2039	133.3	133.3	152.7	0.05%
^636 South Center Holdings, LLC and New Mansfield Brass and Aluminum Co	Primary Metal Manufacturing	Term Loan	Prime plus 2.75%	3/20/2039	71.9	71.9	82.6	0.03%
^Cormac Enterprises and Wyoming Valley Beverage Incorporated	Food and Beverage Stores	Term Loan	Prime plus 2.75%	3/20/2039	101.1	101.1	116.2	0.04%
^Kinisi, Inc. dba The River North UPS Store	Administrative and Support Services	Term Loan	Prime plus 2.75%	3/18/2024	13.1	13.1	13.7	—%
^Tortilla King Inc.	Food Manufacturing	Term Loan	Prime plus 2.75%	3/14/2039	42.2	42.2	48.5	0.02%
^Tortilla King, Inc.	Food Manufacturing	Term Loan	Prime plus 2.75%	3/14/2029	824.3	824.3	889.8	0.31%
^Bowl Mor, LLC dba Bowl Mor Lanes / Spare Lounge, Inc.	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	3/13/2039	203.7	203.7	234.1	0.08%
^R & R Boyal LLC dba Cap N Cat Clam Bar and Little Ease Tavern	Food and Beverage Stores	Term Loan	Prime plus 2.75%	2/28/2039	379.8	379.8	435.5	0.15%

See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2018
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Summit Beverage Group LLC	Beverage and Tobacco Product Manufacturing	Term Loan	Prime plus 2.75%	2/28/2024	$211.5	$211.5	$220.4	0.08%
^952 Boston Post Road Realty, LLC and HNA LLC dba Styles International	Personal and Laundry Services	Term Loan	Prime plus 2.75%	2/28/2039	192.0	192.0	219.9	0.08%
^Choe Trade Group Inc dba Rapid Printers of Monterey	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	2/28/2024	96.1	96.1	100.3	0.03%
^Faith Memorial Chapel LLC	Personal and Laundry Services	Term Loan	Prime plus 2.75%	2/28/2039	195.1	195.1	223.5	0.08%
^96 Mill Street LLC, Central Pizza LLC and Jason Bikakis George Bikaki	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/12/2039	128.8	128.8	148.0	0.05%
^JWB Industries, Inc. dba Carteret Die Casting	Primary Metal Manufacturing	Term Loan	Prime plus 2.75%	2/11/2024	168.9	168.9	175.0	0.06%
^986 Dixwell Avenue Holding Company, LLC(EPC) and Mughali Foods, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/7/2039	90.5	90.5	103.9	0.04%
^Awesome Pets II Inc dba Mellisa’s Pet Depot	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	2/7/2024	50.8	50.8	52.7	0.02%
^Sarah Sibadan dba Sibadan Agency	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	1/27/2039	117.4	117.4	134.9	0.05%
^Icore Enterprises Inc dba Air Flow Filters Inc	Miscellaneous Manufacturing	Term Loan	Prime plus 2.75%	1/15/2024	12.9	12.9	13.5	—%
^Nutmeg North Associates LLC, Steeltech Building Products Inc	Construction of Buildings	Term Loan	Prime plus 2.75%	12/31/2038	830.5	830.5	950.2	0.33%
^KK International Trading Corporation	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	12/23/2028	146.3	146.3	158.1	0.06%
^Kurtis Sniezek dba Wolfe’s Foreign Auto	Repair and Maintenance	Term Loan	Prime plus 2.75%	12/20/2038	80.5	80.5	92.4	0.03%
^PLES Investements, LLC and John Redder, Pappy Sand & Gravel, Inc.	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	12/19/2038	502.8	502.8	573.5	0.20%
^TAK Properties LLC and Kinderland Inc	Social Assistance	Term Loan	Prime plus 2.75%	12/18/2038	367.1	367.1	420.5	0.15%
^TOL LLC dba Wild Birds Unlimited	Sporting Goods, Hobby, Musical Instrument, and Book Stores	Term Loan	Prime plus 2.75%	12/13/2023	10.9	10.9	11.3	—%
^920 CHR Realty LLC, V. Garofalo Carting Inc	Waste Management and Remediation Services	Term Loan	Prime plus 2.75%	12/10/2038	379.3	379.3	435.5	0.15%
^DKB Transport Corp	Truck Transportation	Term Loan	Prime plus 2.75%	12/5/2038	125.7	125.7	144.3	0.05%
^Firm Foundations Inc David S Gaitan Jr and Christopher K Daigle	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	12/3/2038	94.4	94.4	107.7	0.04%
^Spectrum Development LLC and Solvit Inc & Solvit North, Inc	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	12/2/2023	235.8	235.8	244.0	0.08%
^BVIP Limousine Service LTD	Transit and Ground Passenger Transportation	Term Loan	Prime plus 2.75%	11/27/2038	69.1	69.1	79.3	0.03%
See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2018
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Wallace Holdings LLC, GFA International Inc	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.5%	11/25/2023	$71.9	$71.9	$74.5	0.03%
^AcuCall LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	11/21/2023	8.9	8.9	9.2	—%
^Kids in Motion of Springfield LLC dba The Little Gym of Springfield IL	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	11/18/2023	26.5	26.5	27.4	0.01%
^Yousef Khatib dba Y&M Enterprises	Wholesale Electronic Markets and Agents and Brokers	Term Loan	Prime plus 2.75%	11/15/2023	43.4	43.4	44.8	0.02%
^Howell Gun Works LLC	Sporting Goods, Hobby, Musical Instrument, and Book Stores	Term Loan	Prime plus 2.75%	11/14/2023	2.7	2.7	2.8	—%
^Polpo Realty, LLC, Polpo Restaurant, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/6/2038	56.3	56.3	64.6	0.02%
^Twinsburg Hospitality Group LLC dba Comfort Suites	Accommodation	Term Loan	Prime plus 2.75%	10/31/2038	853.9	853.9	977.5	0.34%
^Mid-Land Sheet Metal Inc	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	10/31/2038	124.1	124.1	142.4	0.05%
^Master CNC Inc & Master Properties LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	10/31/2038	538.0	538.0	614.7	0.21%
^Janice B. McShan and The Metropolitan Day School, LLC	Social Assistance	Term Loan	Prime plus 2.75%	10/31/2023	24.9	24.9	26.0	0.01%
^1 North Restaurant Corp dba 1 North Steakhouse	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	10/31/2038	191.6	191.6	219.8	0.08%
^Clairvoyant Realty Corp. and Napoli Marble & Granite Design, Ltd	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	10/24/2038	133.6	133.6	153.4	0.05%
^Greenbrier Technical Services, Inc	Repair and Maintenance	Term Loan	Prime plus 2.75%	10/24/2023	117.5	117.5	122.4	0.04%
^First Steps Real Estate Company, LLC and First Steps Preschool	Social Assistance	Term Loan	Prime plus 2.75%	9/30/2038	87.8	87.8	100.2	0.03%
^Lenoir Business Partners LLC, LP Industries, Inc dba Childforms	Plastics and Rubber Products Manufacturing	Term Loan	Prime plus 2.75%	9/30/2038	265.5	265.5	304.2	0.11%
^LP Industries, Inc dba Childforms	Plastics and Rubber Products Manufacturing	Term Loan	Prime plus 2.75%	9/30/2038	108.2	108.2	124.1	0.04%
^Cencon Properties LLC and Central Connecticut Warehousing Company, Inc	Warehousing and Storage	Term Loan	Prime plus 2.75%	9/30/2038	310.2	310.2	355.7	0.12%
^Discount Wheel and Tire of Broken Bow Inc	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	9/30/2038	201.2	201.2	230.0	0.08%
^Mitchellville Family Dentistry, Dr. Octavia Simkins-Wiseman DDS PC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	9/27/2038	301.3	301.3	344.8	0.12%
^Gabrielle Realty, LLC	Gasoline Stations	Term Loan	Prime plus 2.75%	9/27/2038	681.1	681.1	778.4	0.27%

See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2018
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Eastside Soccer Dome, Inc .	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	9/26/2038	$416.9	$416.9	$478.0	0.17%
^Anthony C Dinoto and Susan S P Dinoto and Anthony C Dinoto Funeral Homes	Personal and Laundry Services	Term Loan	Prime plus 2.75%	9/26/2038	89.9	89.9	103.1	0.04%
^Southeast Chicago Soccer, Inc.	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	9/26/2038	46.0	46.0	52.8	0.02%
^Kiddie Steps 4 You Inc.	Social Assistance	Term Loan	Prime plus 2.75%	9/25/2038	81.8	81.8	93.5	0.03%
^Diamond Memorials Incorporated	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	9/25/2023	6.3	6.3	6.5	—%
^Serious-Fun in Alpharetta, LLC dba The Little Gym of Alpharetta	Educational Services	Term Loan	Prime plus 2.75%	9/20/2023	26.1	26.1	27.0	0.01%
^Faith Memorial Chapel LLC	Personal and Laundry Services	Term Loan	Prime plus 2.75%	9/20/2038	241.6	241.6	276.1	0.10%
^Westville Seafood LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/19/2038	101.0	101.0	115.5	0.04%
^Maynard Enterprises Inc dba Fastsigns of Texarkana	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	9/18/2023	9.1	9.1	9.4	—%
^Grafio Inc dba Omega Learning Center-Acworth	Educational Services	Term Loan	Prime plus 2.75%	9/13/2023	93.2	93.2	96.3	0.03%
^The Berlerro Group, LLC dba Sky Zone	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	9/12/2023	243.6	243.6	251.4	0.09%
^Sound Manufacturing Inc	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	9/12/2028	41.4	41.4	44.5	0.02%
^Prospect Kids Academy Inc	Educational Services	Term Loan	Prime plus 2.75%	9/11/2038	111.7	111.7	127.9	0.04%
^Alma J. and William R. Walton and Almas Child Day Care Center	Social Assistance	Term Loan	Prime plus 2.75%	9/11/2038	35.6	35.6	40.9	0.01%
^B for Brunette dba Blo	Personal and Laundry Services	Term Loan	Prime plus 2.75%	9/10/2023	30.4	30.4	31.3	0.01%
^Schmaltz Holdings, LLC and Schmaltz Operations, LLC	Personal and Laundry Services	Term Loan	Prime plus 2.75%	9/4/2038	200.3	200.3	228.6	0.08%
^Excel RP Inc	Machinery Manufacturing	Term Loan	Prime plus 2.75%	8/30/2023	72.1	72.1	74.5	0.03%
^ACI Northwest Inc.	Heavy and Civil Engineering Construction	Term Loan	Prime plus 2.75%	8/30/2023	300.1	300.1	312.1	0.11%
^Gulfport Academy Child Care and Learning Center, Inc. and Jennifer Sis	Social Assistance	Term Loan	Prime plus 2.75%	8/30/2023	23.9	23.9	24.9	0.01%
^IlOKA Inc dba Microtech Tel and NewCloud Networks	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	8/30/2023	359.7	359.7	371.6	0.13%
^Ramard Inc and Advanced Health Sciences Inc	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	8/28/2023	103.8	103.8	106.8	0.04%

See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2018
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^RM Hawkins LLC dba Pure Water Tech West and Robert M Hawkins	Nonstore Retailers	Term Loan	Prime plus 2.75%	8/26/2023	$44.7	$44.7	$46.4	0.02%
^JSIL LLC dba Blackstones Hairdressing	Personal and Laundry Services	Term Loan	Prime plus 2.75%	8/16/2023	10.7	10.7	11.0	—%
^Island Nautical Enterprises, Inc. and Ingwall Holdings, LLC	Miscellaneous Manufacturing	Term Loan	Prime plus 2.75%	8/14/2038	311.1	311.1	355.3	0.12%
^Caribbean Concepts, Inc. dba Quick Bleach	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	8/12/2023	12.4	12.4	12.8	—%
^Daniel W and Erin H Gordon and Silver Lining Stables CT, LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	7/24/2023	6.5	6.5	6.7	—%
^Angkor Restaurant Inc	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	7/19/2038	83.4	83.4	95.5	0.03%
^Harbor Ventilation Inc and Estes Investment, LLC	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	7/19/2038	2.1	2.1	2.4	—%
^Tri County Heating and Cooling Inc.	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	7/19/2023	47.8	47.8	49.8	0.02%
^Morning Star Trucking LLC and Morning Star Equipment and Leasing LLC	Truck Transportation	Term Loan	Prime plus 2.75%	7/17/2023	29.3	29.3	30.1	0.01%
^Maxiflex LLC	Miscellaneous Manufacturing	Term Loan	Prime plus 2.75%	6/28/2023	24.2	24.2	25.2	0.01%
^GIA Realty LLC and VRAJ GIA LLC dba Lakeview Laundromat	Personal and Laundry Services	Term Loan	Prime plus 2.75%	6/28/2038	87.0	87.0	100.2	0.03%
^2161 Highway 6 Trail, LLC, R. H. Hummer JR., Inc.	Truck Transportation	Term Loan	Prime plus 2.75%	6/19/2026	449.8	449.8	479.3	0.17%
^Blakeslee Arpaia Chapman, Inc. dba Blakeslee Industrial Services	Heavy and Civil Engineering Construction	Term Loan	Prime plus 2.75%	6/18/2028	648.9	648.9	701.9	0.24%
^KDP LLC and KDP Investment Advisors, Inc and KDP Asset Management, Inc	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	Term Loan	Prime plus 2.75%	6/14/2023	184.5	184.5	191.1	0.07%
^Elite Structures Inc	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	6/12/2038	812.2	812.2	933.6	0.32%
^Willowbrook Properties LLC, Grove Gardens Landscaping Inc.	Administrative and Support Services	Term Loan	Prime plus 2.75%	6/5/2038	166.4	166.4	191.4	0.07%
^Absolute Desire LLC and Mark H. Szierer, Sophisticated Smile	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	6/5/2038	168.3	168.3	193.3	0.07%
^Gregory P Jellenek OD and Associates PC dba Gregory P Jellenek OD	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	5/28/2023	33.1	33.1	34.4	0.01%
^Ryan D. Thornton and Thornton & Associates LLC	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	5/24/2023	25.2	25.2	26.1	0.01%
^Peanut Butter & Co., Inc.	Food Manufacturing	Term Loan	Prime plus 2.75%	4/30/2023	51.7	51.7	53.5	0.02%
^PowerWash Plus, Inc. and CJR, LLC	Repair and Maintenance	Term Loan	Prime plus 2.75%	4/30/2038	489.6	489.6	562.9	0.20%
^Kidrose, LLC dba Kidville Riverdale	Educational Services	Term Loan	Prime plus 2.75%	4/22/2023	41.4	41.4	43.0	0.01%

See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2018
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^1258 Hartford TPKE, LLC and Phelps and Sons, Inc	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	3/29/2038	$110.6	$110.6	$126.9	0.04%
^A & M Commerce, Inc. dba Cranberry Sunoco	Gasoline Stations	Term Loan	Prime plus 2.75%	3/27/2038	292.9	292.9	336.5	0.12%
^Xela Pack, Inc. and Aliseo and Catherine Gentile	Paper Manufacturing	Term Loan	Prime plus 2.75%	3/27/2028	197.7	197.7	213.5	0.07%
^American Diagnostic Imaging, Inc. dba St. Joseph Imaging Center	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	3/25/2038	476.9	476.9	547.6	0.19%
^Michael A.and HeatherR. Welsch dba Art & FrameEtc.	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	3/22/2038	59.9	59.9	68.8	0.02%
^Truth Technologies Inc dba Truth Technologies Inc.	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	3/21/2023	44.1	44.1	45.6	0.02%
^Sound Manufacturing, Inc. and Monster Power Equipment Inc.	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	3/15/2023	261.6	261.6	271.4	0.09%
^Golden Gate Lodging LLC	Accommodation	Term Loan	Prime plus 2.75%	3/12/2038	102.2	102.2	117.4	0.04%
^Bakhtar Group LLC dba Malmaison	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/28/2023	52.6	52.6	54.3	0.02%
^Osceola River Mill, LLC, Ironman Machine, Inc.	Machinery Manufacturing	Term Loan	Prime plus 2.75%	2/20/2038	76.3	76.3	87.7	0.03%
^Java Warung, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/19/2038	45.2	45.2	52.0	0.02%
^Retain Loyalty LLC	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	2/15/2038	94.1	94.1	108.0	0.04%
^North Country Transport, LLC	Transit and Ground Passenger Transportation	Term Loan	Prime plus 2.75%	2/6/2023	7.7	7.7	8.0	—%
^MJD Investments, LLC dba The Community Day School	Social Assistance	Term Loan	Prime plus 2.75%	1/31/2038	228.1	228.1	261.9	0.09%
^Sherill Universal City dba Golden Corral LP	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	1/28/2038	390.6	390.6	449.0	0.16%
^Elegant Fireplace Mantels, Inc. dba Elegant Fireplace Mantels	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	12/31/2022	47.3	47.3	48.7	0.02%
^Macho LLC, Madelaine Chocolate Novelties Inc	Food Manufacturing	Term Loan	Prime plus 2.75%	12/31/2037	442.9	442.9	508.6	0.18%
^Babie Bunnie Enterprises Inc dba Triangle Mothercare	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/28/2027	29.9	29.9	32.1	0.01%
^John Duffy Fuel Co., Inc.	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	12/28/2022	249.5	249.5	257.5	0.09%
^Polpo Realty LLC & Polpo Restaurant LLC dba Polpo Restaurant	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/27/2037	456.9	456.9	524.6	0.18%
^Martin L Hopp, MD PHD A Medical Corp dba Tower ENT	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/21/2022	32.0	32.0	33.1	0.01%
^Cheryle A Baptiste and Cheryle Baptiste DDS PLLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	11/30/2037	252.5	252.5	289.8	0.10%
^Daniel Gordon and Erin Gordon and Silver Lining Stables CT, LLC	Support Activities for Agriculture and Forestry	Term Loan	Prime plus 2.75%	11/28/2037	201.4	201.4	231.3	0.08%

See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2018
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^D&L Rescources, Inc. dba The UPS Store	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	11/27/2022	$4.6	$4.6	$4.8	—%
^Richmond Hill Mini Market, LLC	Food and Beverage Stores	Term Loan	Prime plus 2.75%	11/27/2037	162.9	162.9	186.9	0.07%
^DRV Enterprise, Inc. dba Cici’s Pizza # 339	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/26/2022	28.8	28.8	29.9	0.01%
^U & A Food and Fuel, Inc. dba Express Gas & Food Mart	Gasoline Stations	Term Loan	Prime plus 2.75%	11/21/2037	84.6	84.6	97.2	0.03%
^Pioneer Windows Manufacturing Corp, Pioneer Windows	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	11/21/2022	129.9	129.9	134.3	0.05%
^R & J Petroleum LLC, Manar USA, Inc.	Gasoline Stations	Term Loan	Prime plus 2.75%	11/20/2037	158.2	158.2	181.6	0.06%
^St Judes Physical Therapy P.C.	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	11/19/2022	10.0	10.0	10.4	—%
^Hi-Def Imaging, Inc. dba SpeedPro Imaging	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	11/9/2022	10.6	10.6	10.9	—%
^Reidville Hydraulics Mfg Inc dba Summit	Machinery Manufacturing	Term Loan	Prime plus 2.75%	11/2/2037	234.6	234.6	268.7	0.09%
^Big Apple Entertainment Partners, LLC d/b/a Ripley’s Believe It or Not	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	10/26/2022	86.2	86.2	88.8	0.03%
^University Park Retreat, LLC dba Massage Heights	Personal and Laundry Services	Term Loan	Prime plus 2.75%	9/27/2022	34.8	34.8	36.0	0.01%
^O’Rourkes Diner LLC dba O’Rourke’s Diner	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/19/2037	57.3	57.3	65.6	0.02%
^AJK Enterprise LLC dba AJK Enterprise LLC	Truck Transportation	Term Loan	Prime plus 2.75%	8/27/2022	7.3	7.3	7.6	—%
^Suncoast Aluminum Furniture, Inc	Furniture and Related Product Manufacturing	Term Loan	Prime plus 2.75%	8/17/2037	314.4	314.4	360.5	0.13%
^Hofgard & Co., Inc. dba HofgardBenefits	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	7/27/2022	46.2	46.2	47.5	0.02%
^Georgia Safe Sidewalks LLC	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	7/27/2022	6.5	6.5	6.7	—%
^Havana Central (NY) 5, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/29/2022	641.8	641.8	662.8	0.23%
^Central Tire, Inc. dba Cooper Tire & Auto Services	Repair and Maintenance	Term Loan	Prime plus 2.75%	6/29/2037	250.3	250.3	287.6	0.10%
^Jenkins-Pavia Corporation dba Victory Lane Quick Oil Change	Repair and Maintenance	Term Loan	Prime plus 2.75%	6/27/2037	60.5	60.5	69.5	0.02%
^KIND-ER-ZZ Inc dba Kidville	Educational Services	Term Loan	Prime plus 2.75%	6/15/2022	21.4	21.4	22.1	0.01%
^Graphish Studio, Inc. and Scott Fishoff	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	6/14/2022	8.7	8.7	8.9	—%
^ALF, LLC, Mulit-Service Eagle Tires	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	5/31/2037	54.5	54.5	62.6	0.02%
^Christou Real Estate Holdings LLC dba Tops American Grill	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	5/17/2037	245.4	245.4	282.0	0.10%
^Tracey Vita-Morris dba Tracey Vita’s School of Dance	Performing Arts, Spectator Sports, and Related Industries	Term Loan	Prime plus 2.75%	5/10/2022	9.5	9.5	9.8	—%

See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2018
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Fair Deal Food Mart Inc dba Neighbors Market	Gasoline Stations	Term Loan	Prime plus 2.75%	5/3/2037	$330.0	$330.0	$379.2	0.13%
^Tanner Optical, Inc. dba Murphy Eye Care	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	4/27/2022	3.4	3.4	3.5	—%
^Zane Filippone Co Inc dba Culligan Water Conditioning	Nonstore Retailers	Term Loan	Prime plus 2.75%	4/12/2022	229.4	229.4	236.9	0.08%
^Indoor Playgrounds Limited Liability Company dba Kidville	Educational Services	Term Loan	Prime plus 2.75%	4/5/2022	2.0	2.0	2.0	—%
^Access Staffing, LLC	Administrative and Support Services	Term Loan	Prime plus 2.75%	3/30/2022	73.7	73.7	75.9	0.03%
^Brandywine Picnic Park, Inc. and B.Ross Capps & Linda Capps	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	3/30/2031	179.3	179.3	198.2	0.07%
^DC Realty, LLC dba FOGO Data Centers	Professional, Scientific, and Technical Services	Term Loan	6%	3/23/2037	2,623.4	2,623.4	3,010.5	1.05%
^DC Realty, LLC dba FOGO Data Centers	Professional, Scientific, and Technical Services	Term Loan	6.25%	3/23/2022	609.9	609.9	628.6	0.22%
^Manuel P. Barrera and Accura Electrical Contractor, Inc.	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	3/23/2028	72.1	72.1	78.0	0.03%
^Shweiki Media, Inc. dba Study Breaks Magazine	Publishing Industries (except Internet)	Term Loan	Prime plus 2.75%	3/22/2027	786.4	786.4	844.5	0.29%
^ATI Jet, Inc.	Air Transportation	Term Loan	Prime plus 2.75%	12/28/2026	548.2	548.2	587.5	0.20%
^J. Kinderman & Sons, Inc. dba Brite Star Manufacturing Company	Furniture and Home Furnishings Stores	Term Loan	Prime plus 2.75%	12/22/2036	352.6	352.6	404.1	0.14%
^K’s Salon, LLC d/b/a K’s Salon	Personal and Laundry Services	Term Loan	Prime plus 2.75%	12/20/2021	27.8	27.8	28.5	0.01%
^15 Frederick Place LLC & Pioneer Windows Holdings Inc & Subs	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	12/16/2021	92.2	92.2	94.7	0.03%
^Taylor Transport, Inc	Truck Transportation	Term Loan	Prime plus 2.75%	12/8/2021	93.2	93.2	95.8	0.03%
^K9 Bytes, Inc & Epazz, Inc dba K9 Bytes, Inc	Publishing Industries (except Internet)	Term Loan	Prime plus 2.75%	10/26/2021	21.7	21.7	22.3	0.01%
^28 Cornelia Street Properties, LLC and Zouk, Ltd.dba Palma	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	10/25/2021	7.9	7.9	8.2	—%
^39581 Garfield, LLC and Tri County Neurological Associates, P.C.	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	9/30/2036	70.4	70.4	80.5	0.03%
^Robert E. Caves, Sr. and American Plank dba Caves Enterprises	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	9/30/2021	104.5	104.5	107.2	0.04%
^39581 Garfield, LLC and Tricounty Neurological Associates, P.C.	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	9/30/2036	23.9	23.9	27.4	0.01%
^Big Apple Entertainment Partners, LLC dba Ripley’s Believe it or Not	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	9/28/2021	363.9	363.9	373.0	0.13%
See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2018
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Equity National Capital LLC & Chadbourne Road Capital, LLC	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	Term Loan	Prime plus 2.75%	9/26/2021	$21.8	$21.8	$22.4	0.01%
^Michael S. Decker & Janet Decker dba The Hen House Cafe	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	8/30/2036	13.9	13.9	15.9	0.01%
^Qycell Corporation	Plastics and Rubber Products Manufacturing	Term Loan	Prime plus 2.75%	8/19/2021	60.1	60.1	61.6	0.02%
^Trademark Equipment Company Inc and David A. Daniel	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	8/19/2036	113.0	113.0	129.3	0.04%
^Valiev Ballet Academy, Inc	Performing Arts, Spectator Sports, and Related Industries	Term Loan	Prime plus 2.75%	8/12/2036	35.9	35.9	41.0	0.01%
^LaHoBa, LLC d/b/a Papa John’s	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	8/3/2036	65.1	65.1	74.5	0.03%
^MTV Bowl, Inc. dba Legend Lanes	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	6/30/2036	213.2	213.2	243.8	0.08%
^Lavertue Properties LLP dba Lavertue Properties	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	Term Loan	Prime plus 2.75%	6/29/2036	37.8	37.8	43.2	0.02%
^Lisle Lincoln II Limited Partnership dba Lisle Lanes LP	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	6/29/2036	295.7	295.7	338.0	0.12%
^Pierce Developments, Inc. dba Southside Granite	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	6/13/2036	215.3	215.3	246.1	0.09%
^J&K Fitness, LLC dba Physiques Womens Fitness Center	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	6/8/2036	392.9	392.9	449.2	0.16%
^Peanut Butter & Co., Inc. d/b/a Peanut Butter & Co.	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	6/3/2021	14.0	14.0	14.3	—%
^Modern on the Mile, LLC dba Ligne Roset	Furniture and Home Furnishings Stores	Term Loan	Prime plus 2.75%	5/25/2021	64.3	64.3	65.8	0.02%
^Profile Performance, Inc. and Eidak Real Estate, L.L.C.	Repair and Maintenance	Term Loan	Prime plus 2.75%	4/20/2036	106.6	106.6	121.9	0.04%
^Northwind Outdoor Recreation, Inc. dba Red Rock Wilderness Store	Nonstore Retailers	Term Loan	Prime plus 2.75%	4/18/2036	113.8	113.8	130.1	0.05%
^Michael S. Korfe dba North Valley Auto Repair	Repair and Maintenance	Term Loan	Prime plus 2.75%	3/24/2036	12.9	12.9	14.7	0.01%
^Actknowledge,Inc dba Actknowledge	Personal and Laundry Services	Term Loan	Prime plus 2.75%	3/21/2021	16.7	16.7	17.1	0.01%
^Stephen Frank, Patricia Frank and Suds Express LLC dba Frank Chiropra	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	2/25/2023	26.1	26.1	27.1	0.01%
^SuzyQue’s LLC dba Suzy Que’s	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/11/2036	50.9	50.9	58.1	0.02%
^Little People’s Village, LLC dba Little People’s Village	Social Assistance	Term Loan	Prime plus 2.75%	1/31/2036	25.8	25.8	29.4	0.01%

See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2018
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Seagate Group Holdings, Inc. dba Seagate Logistics, Inc.	Support Activities for Transportation	Term Loan	Prime plus 2.75%	1/28/2036	$94.0	$94.0	$107.4	0.04%
^Dixie Transport, Inc. & Johnny D. Brown & Jimmy Brown & Maudain Brown	Support Activities for Transportation	Term Loan	5.25%	12/28/2035	1,316.8	1,316.8	1,501.0	0.52%
^Shree OM Lodging, LLC dba Royal Inn	Accommodation	Term Loan	Prime plus 2.75%	12/17/2035	22.9	22.9	26.1	0.01%
^Lodin Medical Imaging, LLC dba Watson Imaging Center	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/1/2020	17.1	17.1	17.4	0.01%
^Robert F. Schuler and Lori A. Schuler dba Bob’s Service Center	Repair and Maintenance	Term Loan	Prime plus 2.75%	11/30/2035	28.0	28.0	31.9	0.01%
^K9 Bytes, Inc & Epazz, Inc	Publishing Industries (except Internet)	Term Loan	Prime plus 2.75%	9/30/2020	4.4	4.4	4.4	—%
^Elan Realty, LLC and Albert Basse Asociates, Inc.	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	9/30/2035	187.1	187.1	212.9	0.07%
^Success Express,Inc. dba Success Express	Couriers and Messengers	Term Loan	Prime plus 2.75%	9/29/2020	19.5	19.5	19.8	0.01%
^Modern Manhattan, LLC	Furniture and Home Furnishings Stores	Term Loan	Prime plus 2.75%	9/20/2020	47.4	47.4	48.2	0.02%
^Dirk’s Trucking, L.L.C. dba Dirk’s Trucking	Truck Transportation	Term Loan	Prime plus 2.75%	9/17/2020	4.0	4.0	4.1	—%
^Rudy & Louise Chavez dba Clyde’s Auto and Furniture Upholstery	Repair and Maintenance	Term Loan	Prime plus 2.75%	9/2/2035	41.0	41.0	46.6	0.02%
^Newsome Trucking Inc and Kevin Newsome	Truck Transportation	Term Loan	Prime plus 2.75%	9/2/2035	201.6	201.6	229.4	0.08%
^DDLK Investments LLC d/b/a Smoothie King	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	8/30/2020	0.6	0.6	0.6	—%
^Members Only Software, Inc	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	8/30/2020	8.5	8.5	8.7	—%
^ActKnowledge,Inc dba ActKnowledge	Personal and Laundry Services	Term Loan	Prime plus 2.75%	6/30/2020	10.1	10.1	10.3	—%
^I-90 RV & Auto Supercenter	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	6/29/2035	60.8	60.8	69.2	0.02%
^Zouk, Ltd. dba Palma	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	8/25/2020	5.9	5.9	6.0	—%
^CJ Park Inc. dba Kidville Midtown West	Educational Services	Term Loan	Prime plus 2.75%	6/25/2020	4.1	4.1	4.1	—%
^B&B Fitness and Barbell, Inc. dba Elevations Health Club	Amusement, Gambling, and Recreation Industries	Term Loan	6%	6/22/2035	200.3	200.3	227.7	0.08%
^Tanner Optical Inc. dba Murphy Eye Care	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	6/22/2035	76.6	76.6	87.1	0.03%
^Excel RP, Inc./Kevin and Joann Foley	Machinery Manufacturing	Term Loan	Prime plus 2.75%	7/8/2028	33.4	33.4	36.3	0.01%
^ValleyStar, Inc. dba BrightStar Healthcare	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	6/28/2020	1.5	1.5	1.5	—%
ValleyStar, Inc. dba BrightStar HealthCare	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	6/28/2020	1.1	1.1	1.2	—%

See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2018
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Diag, LLC dba Kidville	Educational Services	Term Loan	Prime plus 2.75%	6/21/2020	$7.1	$7.1	$7.2	—%
^New Economic Methods LLC dba Rita’s	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	7/15/2020	0.3	0.3	0.4	—%
^Cocoa Beach Parasail Corp. dba Cocoa Beach Parasail	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	4/26/2020	1.1	1.1	1.1	—%
^Lahoba,LLC dba Papa John’s Pizza	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/30/2034	34.1	34.1	38.6	0.01%
^Animal Intrusion Prevention Systems Holding Company, LLC	Administrative and Support Services	Term Loan	Prime plus 2.75%	3/29/2024	22.0	22.0	23.1	0.01%
^David A. Nusblatt, D.M.D, P.C.	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/11/2019	1.2	1.2	1.2	—%
^KMC RE, LLC & B&B Kennels	Personal and Laundry Services	Term Loan	Prime plus 2.75%	11/19/2034	46.5	46.5	52.8	0.02%
^ROVER REPAIRS	Repair and Maintenance	Term Loan	Prime plus 2.5%	11/28/2029	48.5	48.5	52.6	0.02%
^Supreme Screw Products	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	4/17/2019	14.2	14.2	14.3	—%
^Gourmet to You, Inc.	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/28/2019	0.3	0.3	0.3	—%
^The Alba Financial Group, Inc.	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	Term Loan	6%	1/10/2019	7.0	7.0	7.0	—%
^D & D’s Divine Beauty School of Esther, LLC	Educational Services	Term Loan	6%	8/1/2031	46.6	46.6	51.7	0.02%
Bliss Coffee and Wine Bar, LLC	Food Services and Drinking Places	Term Loan	6%	8/31/2019	66.1	66.1	66.7	0.02%
^Zog Inc.	Other Information Services	Term Loan	Prime plus 2.75%	4/30/2020	32.1	32.1	32.6	0.01%
^Connect Litigation Technology, Inc.	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2%	10/18/2025	22.7	22.7	23.5	0.01%
^1911 East Main Street Holdings, Corp	Repair and Maintenance	Term Loan	Prime plus 2.75%	5/18/2032	11.4	11.4	12.7	—%
^Water Works Laundromat, LLC	Personal and Laundry Services	Term Loan	Prime plus 2.25%	9/7/2027	160.0	160.0	169.3	0.06%
^Dave Kris, and MDK Ram Corp.	Food and Beverage Stores	Term Loan	Prime plus 2.75%	2/5/2026	26.8	26.8	28.6	0.01%
^Gill Express Inc. dba American Eagle Truck Wash	Repair and Maintenance	Term Loan	Prime plus 2.75%	1/5/2027	160.1	160.1	172.1	0.06%
^Smooth Grounds, Inc.	Food Services and Drinking Places	Term Loan	7.75%	1/31/2019	23.7	23.7	23.8	0.01%
^Fran-Car Corporation dba Horizon Landscape Management	Administrative and Support Services	Term Loan	Prime plus 2.75%	3/3/2028	61.9	61.9	67.0	0.02%
^Head To Toe Personalized Pampering, Inc.	Personal and Laundry Services	Term Loan	Prime plus 2.75%	1/27/2031	8.2	8.2	9.0	—%

See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2018
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Christopher F. Bohon & Pamela D. Bohon	Social Assistance	Term Loan	Prime plus 2.75%	10/28/2026	$2.7	$2.7	$2.9	—%
^Mogas Limited	Gasoline Stations	Term Loan	Prime plus 2.75%	5/31/2030	66.1	66.1	72.8	0.03%
^Shree Om Lodging, LLC dba Royal Inn	Accommodation	Term Loan	Prime plus 2.75%	5/2/2030	58.4	58.4	64.3	0.02%
^Pedzik’s Pets, LLC	Support Activities for Agriculture and Forestry	Term Loan	Prime plus 2.75%	3/31/2030	8.1	8.1	8.9	—%
^Nancy Carapelluci & A & M Seasonal Corner Inc.	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	3/1/2025	11.7	11.7	12.4	—%
^Patricia Hughes Jones, MD PC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	1/13/2020	1.9	1.9	1.9	—%
^Moonlight Multi Media Production, Inc.	Other Information Services	Term Loan	5.3%	2/1/2025	2.2	2.2	2.3	—%
David M. Goens dba Superior Auto Paint & Body, Inc.	Repair and Maintenance	Term Loan	6%	8/26/2024	13.8	13.8	14.6	0.01%
^McCallister Venture Group, LLC and Maw’s Vittles, Inc.	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	7/30/2029	10.3	10.3	11.3	—%
^Chong Hun Im dba Kim’s Market	Food and Beverage Stores	Term Loan	Prime plus 2.5%	2/27/2024	7.3	7.3	7.6	—%
Whirlwind Car Wash, Inc.	Repair and Maintenance	Term Loan	Prime plus 2%	4/9/2029	13.8	13.8	14.6	0.01%
^Shuttle Car Wash, Inc. dba Shuttle Car Wash	Repair and Maintenance	Term Loan	Prime plus 2.25%	11/10/2028	15.0	15.0	16.0	0.01%
^Min Hui Lin	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	1/30/2028	15.2	15.2	16.5	0.01%
^Delta Partners, LLC dba Delta Carwash	Repair and Maintenance	Term Loan	Prime plus 2.5%	4/5/2029	37.8	37.8	40.8	0.01%
^Auto Sales, Inc.	Motor Vehicle and Parts Dealers	Term Loan	6%	8/17/2023	5.8	5.8	6.0	—%
^RAB Services, Inc. & Professional Floor Installations	Specialty Trade Contractors	Term Loan	Prime plus 2.5%	1/31/2023	5.0	5.0	5.2	—%
^Taste of Inverness, Inc. dba China Garden	Food Services and Drinking Places	Term Loan	Prime plus 2%	6/29/2025	7.1	7.1	7.4	—%
^Ralph Werner dba Werner Transmission Inc	Gasoline Stations	Term Loan	Prime plus 2.75%	12/29/2021	1.5	1.5	1.5	—%
^Robin C. & Charles E. Taylor & Brigantine Aquatic Center LLC	Amusement, Gambling, and Recreation Industries	Term Loan	6%	9/14/2023	27.6	27.6	28.8	0.01%
^OrthoQuest, P.C.	Ambulatory Health Care Services	Term Loan	Prime plus 2%	3/12/2022	2.5	2.5	2.6	—%
^Track Side Collision & Tire, Inc.	Plastics and Rubber Products Manufacturing	Term Loan	Prime plus 2.75%	6/16/2025	4.0	4.0	4.2	—%
^Duttakrupa, LLC dba Birmingham Motor Court	Accommodation	Term Loan	Prime plus 2.25%	9/8/2023	9.1	9.1	9.4	—%
^Deesha Corporation, Inc. dba Best Inn & Suites	Accommodation	Term Loan	Prime plus 2.25%	2/14/2025	22.0	22.0	22.9	0.01%

See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2018
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Maruti, Inc	Accommodation	Term Loan	Prime plus 2.25%	11/25/2024	$20.2	$20.2	$21.0	0.01%
^Randall D. & Patricia D. Casaburi dba Pat’s Pizzazz	Furniture and Home Furnishings Stores	Term Loan	Prime plus 2.75%	3/13/2023	5.1	5.1	5.3	—%
^Gain Laxmi, Inc. dba Super 8 Motel	Accommodation	Term Loan	Prime plus 2.25%	5/31/2023	14.7	14.7	15.2	0.01%
^Naseeb Corporation	Accommodation	Term Loan	Prime plus 2.25%	3/31/2024	22.9	22.9	23.7	0.01%
^Stillwell Ave Prep School	Social Assistance	Term Loan	Prime plus 2.75%	1/14/2023	4.6	4.6	4.8	—%
^Karis, Inc.	Accommodation	Term Loan	Prime plus 2%	12/22/2023	10.1	10.1	10.4	—%
^Five Corners, Ltd.	Gasoline Stations	Term Loan	Prime plus 2.75%	12/11/2019	1.7	1.7	1.7	—%
^Alyssa Corp dba Knights Inn	Accommodation	Term Loan	Prime plus 2.25%	9/30/2023	36.2	36.2	37.4	0.01%
^Bhailal Patel dba New Falls Motel	Accommodation	Term Loan	Prime plus 2.75%	3/27/2023	2.4	2.4	2.5	—%
^Pegasus Automotive, Inc.	Gasoline Stations	Term Loan	Prime plus 2.75%	12/23/2022	7.2	7.2	7.5	—%
^Delyannis Iron Works	Fabricated Metal Product Manufacturing	Term Loan	6%	12/8/2022	5.2	5.2	5.4	—%
^P. Agrino, Inc. dba Andover Diner	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	7/18/2021	5.2	5.2	5.3	—%
Total Performing SBA Unguaranteed Investments					$318,862.2	$318,862.2	$329,339.7	114.57%

Non-Performing SBA Unguaranteed Investments(3)
*^200 North 8th Street Associates LLC and Enchanted Acres Fa	Food Manufacturing	Term Loan	6.25%	5/4/2028	469.3	469.3	366.0	0.13%
*^A & A Auto Care LLC	Repair and Maintenance	Term Loan	7.5%	3/9/2026	10.4	10.4	4.5	—%
*^A & A Auto Care, LLC d/b/a A & A Auto Care, LLC	Repair and Maintenance	Term Loan	7.25%	8/12/2036	88.0	88.0	84.7	0.03%
*Alive Design, LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	3/13/2027	17.9	17.9	13.7	—%
*^Amboy Group, LLC dba Tommy’s Moloney’s	Food Manufacturing	Term Loan	7%	6/24/2025	375.2	375.2	367.9	0.13%
*^American Reclamation LLC	Furniture and Related Product Manufacturing	Term Loan	Prime plus 2.75%	11/1/2027	7.2	7.2	6.4	—%
*Anderson Farms Inc	Truck Transportation	Term Loan	7.5%	12/22/2027	1,217.1	1,217.1	947.3	0.33%
*^Auto Shine Carwash Inc and AKM R. Hossain and Jessica F. Masud	Gasoline Stations	Term Loan	7.75%	9/26/2024	15.7	15.7	14.8	0.01%
*AWA Fabrication & Construction, L.L.C.	Fabricated Metal Product Manufacturing	Term Loan	6%	4/30/2025	34.8	34.8	5.2	—%
*^B & J Manufacturing Corporation and Benson Realty Trust	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2%	3/30/2021	11.0	11.0	9.8	—%
See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2018
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
*^B and J Catering Inc dba Culinary Solutions	Food Services and Drinking Places	Term Loan	7%	8/27/2040	$532.9	$532.9	$486.2	0.17%
*Baker Sales, Inc. d/b/a Baker Sales, Inc.	Nonstore Retailers	Term Loan	6%	3/29/2036	177.4	177.4	81.8	0.03%
*^Fieldstone Quick Stop LLC(OC) Barber Investments LLC (EPC) Thadius M B	Gasoline Stations	Term Loan	6%	9/30/2038	400.4	400.4	36.4	0.01%
*^Barber Investments LLC and Fieldstone Quickstop LLC and Maine Dollar D	Gasoline Stations	Term Loan	6.25%	8/15/2039	146.3	146.3	—	—%
*^Bear Creek Entertainment LLC dba The Woods at Bear Creek	Accommodation	Term Loan	Prime plus 2.75%	8/12/2041	1,608.1	1,671.3	412.9	0.14%
*^Bear Creek Entertainment, LLC dba The Woods at Bear Creek	Accommodation	Term Loan	7.25%	12/30/2024	85.4	85.4	79.0	0.03%
*Bebos Inc dba Pizza Hut & Sunoco	Gasoline Stations	Term Loan	Prime plus 2.75%	3/28/2028	214.1	214.1	99.5	0.03%
*^Bobcatt Solutions, LLC	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	11/8/2027	35.8	35.8	33.1	0.01%
*Bone Bar & Grill LLC	Food Services and Drinking Places	Term Loan	7%	6/30/2042	73.4	73.4	57.5	0.02%
*^Calhoun Satellite Communications Inc and Transmission Solutions Group	Broadcasting (except Internet)	Term Loan	6.75%	2/27/2025	724.2	724.2	—	—%
*Calhoun Satellite Communications, Inc.	Telecommunications	Term Loan	7%	12/2/2026	189.1	189.1	40.9	0.01%
*^Capstone Pediatrics PLLC and Capstone Healthcare Consulting LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	5/15/2025	556.4	556.4	314.8	0.11%
*^Carl R. Bieber, Inc. dba Bieber Tourways/Bieber Transportation/Bieber	Transit and Ground Passenger Transportation	Term Loan	7.5%	9/30/2027	573.2	573.2	551.2	0.19%
*^Central Ohio Cleaners Inc	Personal and Laundry Services	Term Loan	7%	6/13/2024	90.5	90.5	8.9	—%
*^Chickamauga Properties, Inc., MSW Enterprises, LLP	Amusement, Gambling, and Recreation Industries	Term Loan	6.25%	12/22/2035	59.0	59.0	56.8	0.02%
*^Chickamauga Properties, Inc. and MSW Enterprises, LLP	Amusement, Gambling, and Recreation Industries	Term Loan	6.25%	10/19/2022	43.5	43.5	—	—%
*^CLU Amboy, LLC (EPC) and Amboy Group, LLC (OC) dba Tommy Moloney’s	Food Manufacturing	Term Loan	7%	12/27/2023	469.0	469.0	459.9	0.16%
*^CM Lab Inc	Professional, Scientific, and Technical Services	Term Loan	6.75%	5/20/2026	166.1	166.1	134.9	0.05%
*^Colts V LLC and Nowatzke Service Center, Inc dba Nowatzke Truck & Trai	Repair and Maintenance	Term Loan	6.75%	9/26/2039	553.3	553.3	528.7	0.18%
*^Custom Software, Inc. a Colorado Corporation dba M-33 Access	Professional, Scientific, and Technical Services	Term Loan	6.25%	6/17/2021	256.7	256.7	226.1	0.08%

See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2018
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
*^Custom Software, Inc. a Colorado Corporation dba M-33 Access	Broadcasting (except Internet)	Term Loan	6.25%	4/30/2022	$94.3	$94.3	$—	—%
*^D&G Capital LLC dba Miami Grill 277	Food Services and Drinking Places	Term Loan	6.5%	12/16/2025	81.2	81.2	28.7	0.01%
*^Demand Printing Solutions, Inc	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	10/29/2034	119.5	119.5	110.5	0.04%
*^Demand Printing Solutions, Inc.	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	12/12/2019	1.6	1.6	1.5	—%
*^Demand Printing Solutions, Inc. and MLM Enterprises, LLC d/b/a Demand	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	5/27/2021	5.5	5.5	5.1	—%
*^MLM Enterprises LLC and Demand Printing Solutions Inc	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	11/18/2024	50.2	50.2	46.4	0.02%
*^Demand Printing Solutions Inc	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	12/15/2027	17.0	17.0	15.7	0.01%
*^Demand Printing Solutions Inc.	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	3/16/2026	17.8	17.8	16.5	0.01%
*^Demand Printing Solutions Inc.	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	5/25/2027	199.2	199.2	82.1	0.03%
*^Dr Richard Rolle JR, PLLC dba Rolle Oral & Facial Surgery PLLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	9/29/2042	869.9	869.9	679.6	0.24%
*^Dr. Richard R. Rolle, Jr., PLLC dba Rolle Oral & Facial Surgery	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/18/2027	122.3	122.3	—	—%
*^Driven Warehouse/Distribution LLC	Truck Transportation	Term Loan	Prime plus 2.75%	12/22/2027	726.2	726.2	671.6	0.23%
*^Driven Warehouse/Distribution LLC	Truck Transportation	Term Loan	Prime plus 2.75%	1/18/2028	129.0	129.0	10.2	—%
*^DTM Parts Supply Inc.	Merchant Wholesalers, Durable Goods	Term Loan	7%	6/2/2025	54.8	54.8	43.9	0.02%
*^E & I Holdings, LP & PA Farm Products, LLC	Food Manufacturing	Term Loan	6%	4/30/2030	4,705.2	4,822.6	2,741.0	0.95%
*^Europlast Ltd	Plastics and Rubber Products Manufacturing	Term Loan	6%	9/26/2022	313.0	313.0	22.3	0.01%
*^Europlast Ltd	Plastics and Rubber Products Manufacturing	Term Loan	6%	5/31/2023	73.4	73.4	—	—%
*^Event Mecca LLC	Other Information Services	Term Loan	6%	4/10/2023	11.4	11.4	9.0	—%
*^Evernook Valley Milk LLC	Animal Production and Aquaculture	Term Loan	7.5%	8/31/2042	637.5	637.5	545.9	0.19%
*^EZ Towing, Inc.	Support Activities for Transportation	Term Loan	6%	1/31/2023	86.4	86.4	1.2	—%
*^Ezzo Properties, LLC and Great Lakes Cleaning, Inc.	Administrative and Support Services	Term Loan	Prime plus 2.75%	12/20/2027	286.5	286.5	72.5	0.03%
*^New Image Building Services, Inc. dba New Image Repair Services	Repair and Maintenance	Term Loan	Prime plus 2.75%	8/23/2037	251.9	251.9	152.9	0.05%

See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2018
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
*^New Image Building Services Inc. dba New Image Repair Services; The Ma	Repair and Maintenance	Term Loan	Prime plus 2.75%	10/29/2023	$197.1	$197.1	$—	—%
*^New Image Building Services, Inc. dba The Maids serving Oakland and Ma	Administrative and Support Services	Term Loan	Prime plus 2.75%	1/19/2026	67.8	67.8	—	—%
*^New Image Building Services, Inc.dba The Maids Servicing Oakland &Maco	Administrative and Support Services	Term Loan	Prime plus 2.75%	12/21/2026	39.0	39.0	—	—%
*^New Image Building Services, Inc.	Administrative and Support Services	Term Loan	Prime plus 2.75%	5/18/2027	138.9	138.9	—	—%
*Farec, Inc	Amusement, Gambling, and Recreation Industries	Term Loan	7.5%	12/29/2042	267.9	267.9	248.9	0.09%
*^Galaforo Construction and Companies LLC	Construction of Buildings	Term Loan	7.5%	12/15/2042	207.8	207.8	196.0	0.07%
*Galaforo Construction LLC and Paul M Galaforo, Jr.	Construction of Buildings	Term Loan	7.5%	12/15/2027	334.0	334.0	82.8	0.03%
*^Gator Communications Group LLC dba Harvard Printing Group	Printing and Related Support Activities	Term Loan	6.25%	3/30/2022	233.5	233.5	—	—%
*^Gator Communications Group LLC dba Harvard Printing Group	Printing and Related Support Activities	Term Loan	6.25%	4/25/2022	157.8	157.8	—	—%
*^Gator Communications Group, LLC dba Harvard Printing Group	Printing and Related Support Activities	Term Loan	6.25%	3/27/2023	13.3	13.3	—	—%
*^Gino Italian American Deli and Meat Market Inc	Food and Beverage Stores	Term Loan	7%	7/25/2041	119.9	119.9	113.1	0.04%
*^Groundworks Unlimited LLC	Specialty Trade Contractors	Term Loan	6%	12/17/2023	8.8	8.8	8.3	—%
*^Grand Manor Realty, Inc. & Kevin LaRoe	Real Estate	Term Loan	6%	2/20/2023	19.0	19.0	17.2	0.01%
*Guzman Group,LLC	Rental and Leasing Services	Term Loan	6%	9/30/2019	173.8	173.8	37.6	0.01%
*Harrelson Materials Management,Inc	Waste Management and Remediation Services	Term Loan	6%	6/24/2021	465.2	465.2	23.8	0.01%
*^Hartford Cardiology Group LLC and Ideal Nutrition of Connecticut LLC	Ambulatory Health Care Services	Term Loan	6.25%	6/30/2026	462.5	462.5	—	—%
*^Hascher Gabelstapler Inc	Repair and Maintenance	Term Loan	7%	3/26/2024	106.6	106.6	58.8	0.02%
*^HG Ventures, Inc.	Truck Transportation	Term Loan	7.5%	3/9/2028	125.9	125.9	96.7	0.03%
*^HG Ventures, Inc. dba Diamond Head Trucking	Truck Transportation	Term Loan	7.5%	6/29/2030	929.1	929.1	715.9	0.25%
*^Home Again Restaurant LLC	Food Services and Drinking Places	Term Loan	6.25%	6/30/2040	0.4	0.4	0.4	—%
*^Ian Winterbotham dba Furnishing America	Furniture and Home Furnishings Stores	Term Loan	Prime plus 2.75%	11/17/2027	93.4	93.4	73.9	0.03%

See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2018
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
*^InformationTelevision Network Inc	Motion Picture and Sound Recording Industries	Term Loan	7.5%	9/22/2041	$823.0	$823.0	$761.1	0.26%
*^J And G Group Services LLC and United Vending of Florida Inc and John	Merchant Wholesalers, Nondurable Goods	Term Loan	7.25%	7/28/2026	29.6	29.6	28.5	0.01%
*J Harris Trucking LLC	Truck Transportation	Term Loan	7.25%	5/19/2027	18.7	18.7	8.3	—%
*^J Harris Trucking, LLC	Truck Transportation	Term Loan	7.25%	5/13/2026	38.1	38.1	36.5	0.01%
*^J Olson Enterprises LLC and Olson Trucking Direct, Inc.	Truck Transportation	Term Loan	6%	6/28/2025	628.4	628.4	44.2	0.02%
*^Jacksonville Beauty Institute Inc. dba Beauty Institute’s	Educational Services	Term Loan	7%	10/23/2025	40.9	40.9	31.7	0.01%
*Jenny’s Wunderland, Inc.	Social Assistance	Term Loan	6%	6/29/2036	98.8	98.8	14.6	0.01%
*Juliador Resources LLC DBA Cue Hair Salon and Skin Care	Personal and Laundry Services	Term Loan	7.25%	5/24/2027	21.9	21.9	19.4	0.01%
*^Kantz LLC and Kantz Auto LLC dba Kantz’s Hometown Auto	Motor Vehicle and Parts Dealers	Term Loan	6.25%	10/29/2039	11.1	11.1	8.7	—%
*^Kids at Heart,LLC dba Monster Mini Golf	Amusement, Gambling, and Recreation Industries	Term Loan	6.75%	9/22/2026	20.4	20.4	15.9	0.01%
*Krishna of Orangeburg, Inc.	Accommodation	Term Loan	6%	2/20/2032	10.3	10.3	5.5	—%
*^Kup’s Auto Spa Inc	Repair and Maintenance	Term Loan	6.25%	11/15/2038	70.5	70.5	31.6	0.01%
*Kup’s Auto Spa, Inc.	Repair and Maintenance	Term Loan	6.25%	10/23/2025	54.7	54.7	—	—%
*^L.M. Jury Enterprises, Inc dba Midwest Monograms	Textile Product Mills	Term Loan	7.25%	10/28/2025	60.6	60.6	9.1	—%
*^LA Diner Inc dba Loukas L A Diner	Food Services and Drinking Places	Term Loan	7.25%	9/28/2037	617.8	617.8	571.4	0.20%
*^Las Casuelas Del Este Inc.	Food Services and Drinking Places	Term Loan	7%	9/29/2041	791.6	791.6	356.0	0.12%
*^Lowgap Grocery & Grill LLC	General Merchandise Stores	Term Loan	7.25%	3/24/2041	48.0	48.0	40.0	0.01%
*^M & H Pine Straw Inc and Harris L. Maloy	Merchant Wholesalers, Nondurable Goods	Term Loan	7.5%	3/21/2023	197.4	197.4	58.4	0.02%
*^M & H Pine Straw, Inc and Harris L. Maloy	Support Activities for Agriculture and Forestry	Term Loan	6%	4/30/2020	54.2	54.2	52.1	0.02%
*^M & H Pine Straw, Inc. and Harris Maloy	Support Activities for Agriculture and Forestry	Term Loan	7.5%	7/10/2020	27.4	27.4	19.8	0.01%
*^M & H Pinestraw, Inc. and Harris L. Maloy	Merchant Wholesalers, Nondurable Goods	Term Loan	7.5%	12/15/2021	133.8	133.8	48.7	0.02%
*^M and C Renovations Inc	Construction of Buildings	Term Loan	6.25%	10/31/2024	13.0	13.0	7.8	—%
*^Mariam Diner Inc dba Country Kitchen Restaurant	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/18/2026	42.8	42.8	24.5	0.01%
*^Matchless Transportation LLC dba First Class Limo	Transit and Ground Passenger Transportation	Term Loan	6.25%	8/3/2022	123.3	123.3	103.0	0.04%

See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2018
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
*^Medeiros Holdings Inc dba Outdoor Lighting Perspectives of the Triad	Electrical Equipment, Appliance, and Component Manufacturing	Term Loan	7%	11/25/2025	$19.6	$19.6	$12.7	—%
*^Mojo Brands Media, LLC	Broadcasting (except Internet)	Term Loan	6%	8/28/2023	725.0	725.0	325.3	0.11%
*^Morris Glass and Construction Inc	Specialty Trade Contractors	Term Loan	15%	10/1/2023	448.0	448.0	350.5	0.12%
*^Nelson Sargsyan dba HDA Trucking	Support Activities for Transportation	Term Loan	Prime plus 2.75%	6/16/2025	100.8	100.8	63.7	0.02%
*^Nowatzke Service Center Inc dba Nowatzke Truck and Trailer	Repair and Maintenance	Term Loan	7%	1/29/2026	96.9	96.9	61.3	0.02%
*Paragon Fabricators Inc, Paragon Field Services, Inc and Paragon Globa	Heavy and Civil Engineering Construction	Term Loan	7%	9/28/2026	571.2	571.2	25.9	0.01%
*^Paragon Global, LLC and Paragon Fabricators Inc and Paragon Field Serv	Heavy and Civil Engineering Construction	Term Loan	7%	9/28/2041	110.1	110.1	101.9	0.04%
*^Peckett’s Inc	Crop Production	Term Loan	7%	7/27/2041	219.6	219.6	169.0	0.06%
*^Pooh’s Corner Realty LLC and Pooh’s Corner Inc	Social Assistance	Term Loan	7%	7/23/2040	100.3	100.3	96.4	0.03%
*^RDT Enterprises LLC	Specialty Trade Contractors	Term Loan	7%	9/15/2027	136.9	136.9	77.9	0.03%
*^RDT Enterprises, L.L.C.	Specialty Trade Contractors	Term Loan	7%	11/12/2025	19.6	19.6	—	—%
*^RDT Enterprises, LLC	Specialty Trade Contractors	Term Loan	7%	12/31/2028	111.5	111.5	70.1	0.02%
*^Route 130 SCPI Holdings LLC (EPC) Route 130 SCPI Operations LLC (OC) d	Food Services and Drinking Places	Term Loan	6.25%	9/30/2039	279.5	279.5	125.2	0.04%
*^Scoler LLC dba Gold’s Gym	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	4/29/2026	219.3	219.3	26.7	0.01%
*^Scoville Plumbing & Heating Inc and Thomas P. Scoville	Specialty Trade Contractors	Term Loan	6.75%	7/25/2022	32.1	32.1	30.8	0.01%
*^SDA Holdings LLC and Les Cheveux Salon Inc	Personal and Laundry Services	Term Loan	7.5%	12/15/2040	108.5	108.5	104.3	0.04%
*Select Propane & Fuel Inc. and Select Fuel & Convenience LLC	Merchant Wholesalers, Nondurable Goods	Term Loan	7.5%	2/10/2030	593.3	593.3	109.4	0.04%
*Shaffer Automotive Repair, LLC	Repair and Maintenance	Term Loan	7%	5/24/2030	132.8	132.8	120.1	0.04%
*^Shane M. Howell and Buck Hardware and Garden Center, LLC	Building Material and Garden Equipment and Supplies Dealers	Term Loan	7.5%	12/27/2038	120.2	120.2	93.3	0.03%
*^Shivsakti, LLC dba Knights Inn	Accommodation	Term Loan	6.25%	12/20/2032	3.3	3.3	—	—%
*^Soregard Inc	Furniture and Related Product Manufacturing	Term Loan	7.5%	6/30/2041	158.9	158.9	81.3	0.03%
*^Sourceco Limited Liability Company	Merchant Wholesalers, Nondurable Goods	Term Loan	6.5%	12/17/2025	45.0	45.0	44.1	0.02%

See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2018
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
*^Sovereign Communications LLC	Broadcasting (except Internet)	Term Loan	6.75%	2/7/2024	$654.2	$654.2	$517.0	0.18%
*^Square Deal Siding Company,LLC dba Square Deal Siding Company	Specialty Trade Contractors	Term Loan	7.5%	6/18/2025	2.1	2.1	2.0	—%
*^Stellar Environmental LLC	Waste Management and Remediation Services	Term Loan	Prime plus 2.75%	3/18/2023	30.6	30.6	28.3	0.01%
*^STK Ventures Inc dba JP Dock Service & Supply	Specialty Trade Contractors	Term Loan	6%	5/9/2037	31.6	31.6	11.2	—%
*^Stormrider Inc dba Shirley’s Stormrider Inc	Truck Transportation	Term Loan	Prime plus 2.75%	9/23/2025	50.9	50.9	—	—%
*^Stormrider Inc dba Shirley’s Stormrider, Inc	Truck Transportation	Term Loan	Prime plus 2.75%	11/25/2024	102.9	102.9	37.5	0.01%
*^Street Magic Enterprise LLC	Gasoline Stations	Term Loan	Prime plus 2.75%	12/21/2027	86.3	86.3	15.7	0.01%
*^Street Magic Enterprise LLC dba New Lisbon Travel Mart	Gasoline Stations	Term Loan	7.5%	11/7/2042	419.0	419.0	387.5	0.13%
*^Suncrest Stone Products LLC	Nonmetallic Mineral Product Manufacturing	Term Loan	7.25%	8/29/2041	638.7	638.7	262.8	0.09%
*^Suncrest Stone Products LLC	Nonmetallic Mineral Product Manufacturing	Term Loan	7.5%	8/29/2026	539.6	539.6	131.3	0.05%
*^T and B Boots Inc dba Takken’s Shoes	Clothing and Clothing Accessories Stores	Term Loan	7%	3/31/2025	23.0	23.0	20.2	0.01%
*^T and B Boots Inc dba Takken’s Shoes	Clothing and Clothing Accessories Stores	Term Loan	7.25%	6/17/2026	204.5	204.5	—	—%
*T and B Boots Inc dba Takken’s Shoes	Clothing and Clothing Accessories Stores	Term Loan	7.25%	12/7/2026	95.2	95.2	89.8	0.03%
*^Tannehill Enterprises Inc dba Hobbytown USA Folsom	Sporting Goods, Hobby, Musical Instrument, and Book Stores	Term Loan	7.75%	10/14/2025	71.1	71.1	45.5	0.02%
*^Tarver-Henley Inc. and Tar-Hen LLC	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	6/21/2042	314.6	314.6	302.5	0.11%
*^The Delon Group LLC dba I Love Juice Bar	Food Services and Drinking Places	Term Loan	7%	5/12/2026	19.3	19.3	18.6	0.01%
*^Tim’s Tire & Automotive Center, LLC	Support Activities for Transportation	Term Loan	7%	8/16/2026	410.2	410.2	98.6	0.03%
*^The Woods at Bear Creek LLC and Bear Creek Entertainment LLC dba The	Accommodation	Term Loan	7%	9/29/2039	489.6	489.6	452.8	0.16%
*^Thomas P. Scoville dba Scoville Plumbing & Heating, Inc.	Specialty Trade Contractors	Term Loan	6.75%	11/16/2021	33.6	33.6	32.3	0.01%
*Transmission Solutions Group, Inc. and Calhoun Satellite Communicatio	Telecommunications	Term Loan	7%	12/2/2041	141.3	141.3	65.7	0.02%
*^Tri-State Remodeling & Investments, LLC	Specialty Trade Contractors	Term Loan	7.5%	12/11/2025	13.3	13.3	11.5	—%
*^TX Superior Communications, LLC	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	3/19/2028	90.3	90.3	30.5	0.01%
See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2018
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
*^Vision Automotive LLC dba Vision Chrysler Jeep Dodge Ram of Defiance	Motor Vehicle and Parts Dealers	Term Loan	7.5%	9/29/2029	$570.1	$570.1	$299.4	0.10%
*Vision Collision Center LLC dba Integrity Auto Body & Vision Automoti	Repair and Maintenance	Term Loan	7.5%	11/21/2027	349.2	349.2	—	—%
*^Webb Eye Associates, PA	Ambulatory Health Care Services	Term Loan	7.25%	7/19/2027	71.2	71.2	28.9	0.01%
*^Wilban LLC	Food Services and Drinking Places	Term Loan	7.5%	3/11/2026	93.2	93.2	86.2	0.03%
*^Wilban LLC	Food Services and Drinking Places	Term Loan	7.25%	3/28/2039	402.7	402.7	289.6	0.10%
*Work of Heart Inc dba Little Nest Portraits	Professional, Scientific, and Technical Services	Term Loan	7.5%	1/10/2028	5.2	5.2	5.1	—%
*^Work of Heart Inc dba Little Nest Portraits	Professional, Scientific, and Technical Services	Term Loan	7.5%	7/28/2027	47.1	47.1	46.2	0.02%
Total Non-Performing SBA Unguaranteed Investments					$36,546.2	$36,726.8	$20,062.3	6.98%

Total SBA Unguaranteed Investments					$355,408.4	$355,589.0	$349,402.0	121.55%

Performing SBA Guaranteed Investments(4)
Always Goldie’s Florist	Prime plus 2.75%	Term Loan	Prime plus 2.75%	12/19/2028	66.3	66.3	72.7	0.03%
The Law Office of Jared E. Shapiro, P.A.	Prime plus 2.75%	Term Loan	Prime plus 2.75%	12/21/2028	63.8	63.8	69.9	0.02%
Medworxs Inc.	Prime plus 2.75%	Term Loan	Prime plus 2.75%	12/27/2028	59.5	59.5	65.2	0.02%
Fave Realty Inc.	Prime plus 2.75%	Term Loan	Prime plus 2.75%	12/27/2043	370.5	370.5	415.3	0.14%
East Breeze LLC dba Historic Springdale Pub and Eatery	Prime plus 2.75%	Term Loan	Prime plus 2.75%	12/27/2043	384.8	384.8	431.3	0.15%
Children First Home Health Care Inc	Prime plus 2.75%	Term Loan	Prime plus 2.75%	12/27/2028	900.0	900.0	988.2	0.34%
Superior Concepts Acquisition Corp	Prime plus 2.75%	Term Loan	Prime plus 2.75%	12/28/2028	359.5	359.5	395.1	0.14%
Superior Concepts Acquisition Corp	Prime plus 2.75%	Term Loan	Prime plus 2.75%	12/28/2043	1,528.8	1,528.8	1,710.0	0.59%
Nix and Nix Funeral Home North Inc,	Prime plus 2.75%	Term Loan	Prime plus 2.75%	12/28/2043	1,708.5	1,708.5	1,905.0	0.66%
Galt Insurance Group of Bonita Springs, LLC & Bonita Safety Institute	Prime plus 2.75%	Term Loan	Prime plus 2.75%	12/28/2043	106.3	106.3	119.1	0.04%
Omega Funeral and Cremation Services, LLC	Prime plus 2.75%	Term Loan	Prime plus 2.75%	12/28/2043	1,028.6	1,028.6	1,152.0	0.40%
Capitol Fitness Shelby Inc.	Prime plus 2.75%	Term Loan	Prime plus 2.75%	12/28/2028	102.9	102.9	113.0	0.04%

See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2018
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
The Chop House Inc.	Prime plus 2.75%	Term Loan	Prime plus 2.75%	12/31/2043	$1,673.3	$1,673.3	$1,870.7	0.65%
Romain Tower Inc. David Romaine, Sugar Land Crane and Rigging, LLC	Prime plus 2.75%	Term Loan	Prime plus 2.75%	12/31/2028	712.5	712.5	783.0	0.27%
HDD Solutions, LLC	Prime plus 2.75%	Term Loan	Prime plus 2.75%	12/31/2028	1,661.3	1,661.3	1,816.6	0.63%
Paramount Dance Studios Inc. and Homestead Dance Supply	Prime plus 2.75%	Term Loan	Prime plus 2.75%	10/14/2043	1,225.5	1,225.5	1,360.4	0.47%
Lou & Choo Enterprises Inc.	Prime plus 2.75%	Term Loan	Prime plus 2.75%	2/28/2044	101.4	101.4	113.1	0.04%
Metropolitan Solutions Inc.	Prime plus 2.75%	Term Loan	Prime plus 2.75%	4/30/2043	102.7	102.7	114.5	0.04%
Kneading Dough LLC dba NY Bagel Cafe & Deli, NY Bagel, New York Bagel	Prime plus 2.75%	Term Loan	Prime plus 2.75%	2/23/2029	102.5	102.5	111.8	0.04%
Olmsted LLC and 626 Van LLC dba Maison Yaki	Prime plus 2.75%	Term Loan	Prime plus 2.75%	2/1/2029	564.5	564.5	617.0	0.21%
Starship, LLC dba Tint World Smyrna	Prime plus 2.75%	Term Loan	Prime plus 2.75%	5/25/2043	266.3	266.3	297.1	0.10%
AVM LLC dba Luv 2 Play	Prime plus 2.75%	Term Loan	Prime plus 2.75%	6/1/2028	78.2	78.2	84.4	0.03%
Surya Hotel LLC dba Hotel Royal	Prime plus 2.75%	Term Loan	Prime plus 2.75%	12/21/2028	302.6	302.6	331.1	0.12%
Bio-Haz Solutions, Inc.	Prime plus 2.75%	Term Loan	Prime plus 2.75%	6/29/2043	906.3	906.3	1,011.7	0.35%
Bio-Haz Solutions, Inc	Prime plus 2.75%	Term Loan	Prime plus 2.75%	1/29/2029	335.9	335.9	367.5	0.13%
Geo Tek Alaska, Inc	Prime plus 2.75%	Term Loan	Prime plus 2.75%	2/17/2044	170.3	170.3	190.5	0.07%
National Stone LTD and NSI Group Inc	Prime plus 2.75%	Term Loan	Prime plus 2.75%	8/31/2044	579.5	579.5	645.4	0.22%
Blue Seven, LLC	Prime plus 2.75%	Term Loan	Prime plus 2.75%	1/27/2029	149.3	149.3	164.1	0.06%
Hackstaff Restaurants LLC	Prime plus 2.75%	Term Loan	Prime plus 2.75%	1/15/2029	172.6	172.6	189.7	0.07%
UK, LLC dba Pita Pit	Prime plus 2.75%	Term Loan	Prime plus 2.75%	1/30/2029	97.2	97.2	106.8	0.04%
JP Dhillon’s Foods LLC	Prime plus 2.75%	Term Loan	Prime plus 2.75%	2/1/2029	77.5	77.5	85.2	0.03%
Vancole Investments, Inc. dba Smoothie King #913	Prime plus 2.75%	Term Loan	Prime plus 2.75%	5/7/2044	687.7	687.7	770.6	0.27%
Beau & HB Inc dba Beau’s Billiard, Bowling & Arcade	Prime plus 2.75%	Term Loan	Prime plus 2.75%	3/16/2029	20.7	20.7	22.8	0.01%
Thames Aquatic Club, LLC	Prime plus 2.75%	Term Loan	Prime plus 2.75%	7/21/2029	55.5	55.5	61.0	0.02%
D for Dream LLC dba Blow Dry Bar Inc	Prime plus 2.75%	Term Loan	Prime plus 2.75%	5/13/2029	73.2	73.2	80.4	0.03%
JejoJesi Corp dba Dukunoo Jamaican Kitchen, Dunkunoo	Prime plus 2.75%	Term Loan	Prime plus 2.75%	3/19/2029	126.4	126.4	138.9	0.05%

See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2018
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Sheldon T Banks and Sheldon T Banks LLC dba Serenity Funeral Chapel ll	Prime plus 2.75%	Term Loan	Prime plus 2.75%	9/19/2044	$86.7	$86.7	$97.0	0.03%
Healthy and Fresco LLC	Prime plus 2.75%	Term Loan	Prime plus 2.75%	2/20/2029	75.0	75.0	82.4	0.03%
Accel Compression Inc., Accel Workover Services Inc	Prime plus 2.75%	Term Loan	Prime plus 2.75%	6/21/2044	133.6	133.6	149.7	0.05%
Total SBA Guaranteed Performing Investments					$17,217.4	$17,217.4	$19,100.2	6.64%

Total SBA Unguaranteed and Guaranteed Investments					$372,625.8	$372,806.4	$368,502.2	128.20%

Controlled Investments(5)
*Advanced Cyber Security Systems, LLC(6),(20)	Data processing, hosting and related services.	50% Membership Interest	—%	—	—	—	—	—%
		Term Loan	3%	December 2014	381.0	381.0	—	—%
*Automated Merchant Services, Inc.(7),(20)	Data processing, hosting and related services.	100% Common Stock	—%	—	—	—	—	—%
CDS Business Services, Inc.(8)	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	100% Common Stock	—%	—	—	4,428.0	5,000.0	1.74%
		Line of Credit	Prime plus 2.5%	December 2019	5,000.0	5,000.0	5,000.0	1.74%
		Term Loan	10%	April 2020	1,000.0	1,000.0	1,000.0	0.35%
*Newtek Technology Solutions, Inc.(11)	Data processing, hosting and related services.	100% Common Stock	—%	—	—	8,384.0	8,500.0	2.96%
		Line of Credit	LIBOR plus 2.5%	November 2028	6,800.0	6,800.0	6,800.0	2.37%
*Newtek Insurance Agency, LLC(13)	Insurance Carriers and Related Activities	100% Membership Interest	—%	—	—	135.0	2,215.0	0.77%
*PMTWorks Payroll, LLC(9)	Data processing, hosting and related services.	100% Membership Interest	—%	—	—	1,106.1	—	—%
		Term Loan	10% – 12%	Various maturities through May 2020	2,685.0	2,685.0	—	—%
Small Business Lending, LLC(12),(20)	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	100% Membership Interest	—%	—	—	250.0	3,300.0	1.15%
*ADR Partners, LLC dba banc-serv Partners, LLC(12)	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	100% Membership Interest	—%	—	—	6,799.2	—	—%

See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2018
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
International Professional Marketing, Inc.(16)	Professional, Scientific, and Technical Services	100% Common Stock	—%	—	$—	$4,000.0	$3,300.0	1.15%
		Line of Credit	Prime plus 0.5%	April 2019	800.0	800.0	800.0	0.28%
SIDCO, LLC(16)	Professional, Scientific, and Technical Services	100% Membership Interest	—%	—	—	7,119.7	7,819.7	2.72%
		Line of Credit	Prime plus 0.5%	July 2019	175.0	175.0	175.0	0.06%
Newtek Merchant Solutions, LLC(11)	Data processing, hosting and related services.	100% Membership Interest	—%	—	—	16,438.0	116,250.0	40.44%
Mobil Money, LLC(17)	Data processing, hosting and related services.	100% Membership Interest	—%	—	—	2,980.0	2,980.0	1.04%
Newtek Business Lending, LLC(10)	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	100% Membership Interest	—%	—	—	5,445.0	8,445.0	2.94%
Newtek Conventional Lending, LLC(18)	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	50% Membership Interest	—%	—	—	—	—	—%
Titanium Asset Management, LLC(14)	Administrative and Support Services	Term Loan	10%	December 2018	193.9	193.9	—	—%
		100% Membership Interest	—%	—	—	—	—	—%
Excel WebSolutions, LLC(15)	Data processing, hosting and related services.	Term Loan	10%	September 2020	159.2	159.2	—	—%
		50% Membership Interest	—%	—	—	—	—	—%
Total Controlled Investments					$17,194.1	$74,279.1	$171,584.7	59.69%
Non-control/Affiliate Investments
EMCAP Loan Holdings, LLC(19)(23)	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	6.04% Membership Interest	—%	—	$—	$1,000.0	$1,000.0	0.35%

Investments in Money Market Funds
UBS Select Treasury Institutional Fund – 2.17% yield					$9.0	$9.0	$9.0	—%

Total Investments					$389,828.9	$448,094.5	$541,095.9	188.24%

____________

^        Denotes investment that has been pledged as collateral under the Securitization Trusts.

*        Denotes non-income producing security.

See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2018
(In Thousands)

(1)      Newtek values each unguaranteed portion of SBA 7(a) performing loans (“Loan”) using a discounted cash flow analysis which projects future cash flows and incorporates projections for Loan pre-payments and Loan defaults using historical portfolio data. The data predicts future prepayment and default probability on curves which are based on Loan age. The recovery assumption for each Loan is specific to the discounted valuation of the collateral supporting that Loan. Each Loan’s cash flow is discounted at a rate which approximates a market yield. The Loans were originated under the SBA 7(a) program and conform to the underwriting guidelines in effect at their time of origination. Newtek has been awarded Preferred Lender Program (“PLP”) status from the SBA. Portions of these Loans are not guaranteed by the SBA. Individual loan participations can be sold to institutions which have been granted an SBA 750 license. Loans can also be sold as a pool of loans in a security form to qualified investors.

(2)      Prime Rate is equal to 5.25% as of December 31, 2018.

(3)      Newtek values non-performing SBA 7(a) loans using a discounted cash flow analysis of the underlying collateral which supports the loan. Net recovery of collateral, (fair value less cost to liquidate) is applied to the discounted cash flow analysis based upon a time to liquidate estimate. Modified loans are valued based upon current payment streams and are re-amortized at the end of the modification period.

(4)      Newtek values guaranteed performing SBA 7(a) loans using the secondary SBA 7(a) market as a reference point. Newtek routinely sells performing SBA 7(a) loans into this secondary market. Guaranteed portions of SBA 7(a) loans partially funded as of the valuation date are valued using level two inputs as disclosed in Note 6.

(5)      Controlled Investments are disclosed above as equity investments (except as otherwise noted) in those companies that are “Controlled Investments” of the Company as defined in the Investment Company Act of 1940. A company is deemed to be a “Controlled Investment” of Newtek Business Services Corp. if Newtek Business Services Corp. or its subsidiaries owns more than 25% of the voting securities of such company. See Note 5 in the accompanying notes to the consolidated financial statements for transactions during the year ended December 31, 2017 with affiliates the Company is deemed to control.

(6)      50% owned by Wilshire Holdings I, Inc. (a subsidiary of Newtek Business Services Corp.), 50% owned by non-affiliate. The term loan is past its original maturity date and currently in default. As such, the fair value of the investment is zero.

(7)      96.11% owned by Wilshire Partners, LLC (a subsidiary of Newtek Business Services Corp.), 3.89% owned by Newtek Business Services Corp.

(8)      50.15% owned by The Whitestone Group, LLC (a subsidiary of Wilshire Holdings I, Inc., a subsidiary of Newtek Business Services Corp.) and 49.85% owned by Wilshire Holdings 1, Inc. (a subsidiary of Newtek Business Services Corp.).

(9)      25% owned by The Whitestone Group, LLC, (a subsidiary of Wilshire Holdings I, Inc., a subsidiary of Newtek Business Services Corp.), 65% owned by Wilshire Holdings I, Inc. (a subsidiary of Newtek Business Services Corp.), and 10% owned by Exponential Business Development Co., Inc. (a subsidiary of Newtek Business Services Corp.).

(10)    100% owned by Newtek Business Services Holdco 6, Inc. (a subsidiary of Newtek Business Services Corp.

(11)    100% owned by NBSH Holdings, LLC (a subsidiary of Newtek Business Services Holdco 1, Inc., a subsidiary of Newtek Business Services Corp.). Premier was merged with NMS at December 31, 2018.

(12)    100% owned by Newtek LSP Holdco, LLC (a subsidiary of Wilshire Holdings I, Inc. and Newtek Business Services Holdco 5, Inc., both subsidiaries of Newtek Business Services Corp.).

(13)    100% owned by Wilshire Holdings I, Inc. (a subsidiary of Newtek Business Services Corp.).

(14)    50% owned by Exponential Business Development Co., Inc. (a subsidiary of Newtek Business Services Corp.), 47.8% owned by The Whitestone Group, LLC (a subsidiary of Wilshire Holdings I, Inc., a subsidiary of Newtek Business Services Corp.) and 2.2% owned by Wilshire New York Advisers II, LLC (a subsidiary of Newtek Business Services Corp.).

(15)    50% owned by The Whitestone Group, LLC (a subsidiary of Wilshire Holdings I, Inc., a subsidiary of Newtek Business Services Corp.) and 50% owned by non-affiliate.

(16)    100% owned by Newtek Business Services Holdco 2, Inc. (a subsidiary of Newtek Business Services Corp.). During the year ended December 31, 2017, a portion of IPM’s business was spun off into a new wholly-owned controlled portfolio company, SIDCO. As a result, the underlying IPM business has not changed. The Company determined the cost basis of its investments in IPM and SIDCO to be $4,000,000 and $7,120,000, respectively.

(17)    100% owned by Newtek Business Services Holdco 4, Inc. (a subsidiary of Newtek Business Services Corp.).

(18)    100% owned by Newtek Conventional Lending, Inc. (a subsidiary of Newtek Business Services Corp.).

(19)    6.04% owned by Wilshire Holdings I, Inc. (a subsidiary of Newtek Business Services Corp.).

(20)    Zero cost basis is reflected as the portfolio company was organized by the Company and incurred internal legal costs to organize the entity and immaterial external filing fees which were expensed when incurred.

(21)    All of the Company’s investments are in entities which are organized under the Laws of the United States and have a principal place of business in the United States.

See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2018
(In Thousands)

(22)    The fair value of the investment was determined using significant unobservable inputs.

(23)    The Company’s investments generally are acquired in private transactions exempt from registration under the Securities Act and, therefore, generally are subject to limitations on resale, and may be deemed to be “restricted securities” under the Securities Act. However, unless otherwise indicated, such securities may be sold in certain transactions (generally to qualified institutional buyers) and remain exempt from registration.

(24)    Restricted security initially obtained on April 25, 2018.

(25)    Under the Investment Company Act of 1940, as amended, the Company may not acquire any non-qualifying assets unless, at the time the acquisition is made, qualifying assets represent at least 70% of the Company’s total assets. At December 31, 2018, 4.2% of total assets are non-qualifying assets.

As of December 31, 2018, the federal tax cost of investments was $439,711,000 resulting in estimated gross unrealized gains and losses of $136,870,000 and $35,485,000, respectively.

See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS
DECEMBER 31, 2017
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Performing SBA Unguaranteed Investments(1)
Farec, Inc	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	12/29/2042	$281.2	$281.2	$286.1	0.10%
Best Choice Meats, Inc	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	12/29/2027	65.0	65.0	65.1	0.02%
Social Link LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	12/29/2027	11.3	11.3	9.8	—%
Morrocco Method, Inc	Chemical Manufacturing	Term Loan	Prime plus 2.75%	12/27/2042	861.3	861.3	876.0	0.31%
Anglin Cultured Stone Products LLC	Construction of Buildings	Term Loan	Prime plus 2.75%	12/27/2042	643.8	643.8	623.7	0.22%
Landmark Ventures USA Inc	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	Term Loan	Prime plus 2.75%	12/22/2027	62.5	62.5	54.3	0.02%
^Salida Family Chiropractic-PPLC dba Salida Sport and Spine	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/22/2027	12.0	12.0	10.4	—%
^Lab Partner, LLC and Beechtree Diagnostics, LLP and Cottonwood Diagnostics	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	12/22/2027	778.3	778.3	685.7	0.25%
^TrialHawk Litigation Group LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	12/22/2027	15.8	15.8	13.7	—%
Gorilla Warfare LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	12/22/2027	22.5	22.5	20.4	0.01%
^Advance Case Parts Inc	Repair and Maintenance	Term Loan	Prime plus 2.75%	12/22/2027	50.0	50.0	47.3	0.02%
Muckamuck Trucks, Inc.	Truck Transportation	Term Loan	Prime plus 2.75%	12/22/2027	13.8	13.8	13.0	—%
O’Rourke’s Diner, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/22/2027	3.8	3.8	3.6	—%
^Dudeck Enterprise LLC dba Detail Garage Las Vegas	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	12/22/2027	16.1	16.1	16.4	0.01%
Driven Warehouse/Distribution LLC	Truck Transportation	Term Loan	Prime plus 2.75%	12/22/2027	750.0	750.0	652.1	0.23%
Bisson Transportation Inc	Truck Transportation	Term Loan	Prime plus 2.75%	12/22/2027	75.0	75.0	72.6	0.03%
Anderson Farms Inc	Truck Transportation	Term Loan	Prime plus 2.75%	12/22/2027	1,250.0	1,250.0	1,098.6	0.39%
^Medical Plaza of Boro Park PC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/22/2027	62.5	62.5	54.3	0.02%
Jacliff Investments Inc	Publishing Industries (except Internet)	Term Loan	Prime plus 2.75%	12/22/2027	50.0	50.0	43.5	0.02%
^Street Magic Enterprise LLC	Gasoline Stations	Term Loan	Prime plus 2.75%	12/21/2027	87.8	87.8	84.2	0.03%
See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2017
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Tropical Stone LLC	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	12/21/2027	$187.5	$187.5	$191.8	0.07%
Ameco Forest Products LLC	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	12/21/2027	175.0	175.0	179.0	0.06%
DHD Enterprise LLC dba Edible Arrangements #1699	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	12/21/2027	8.4	8.4	8.1	—%
^Blue Lagoon Resort, LLC dba Hill View Cottages	Accommodation	Term Loan	Prime plus 2.75%	12/21/2042	188.8	188.8	201.1	0.07%
^CT Auto Spa LLC	Repair and Maintenance	Term Loan	Prime plus 2.75%	12/21/2027	215.6	215.6	216.2	0.08%
^DBMS Consulting, Inc.	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	12/20/2027	75.0	75.0	70.9	0.03%
^Auto Excellance of Fort Myers Inc.	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	12/19/2042	106.3	106.3	113.2	0.04%
^CZAR Industries, Inc.	Machinery Manufacturing	Term Loan	Prime plus 2.75%	12/19/2027	262.5	262.5	243.1	0.09%
Best Quality Home Care LLC	Nursing and Residential Care Facilities	Term Loan	Prime plus 2.75%	12/19/2027	8.0	8.0	6.9	—%
^Dr. Richard R. Rolle, Jr., PLLC dba Rolle Oral & Facial Surgery	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/18/2027	125.0	125.0	117.3	0.04%
Neville Galvanizing, Inc	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	12/15/2042	625.0	625.0	626.2	0.22%
^Ocean Trans LLC & Dehal Trucking LLC	Truck Transportation	Term Loan	Prime plus 2.75%	12/15/2042	610.0	610.0	591.6	0.21%
^1-0 Granny’s Helpful Hands, LLC	Nursing and Residential Care Facilities	Term Loan	Prime plus 2.75%	12/15/2027	22.5	22.5	19.7	0.01%
^Galaforo Construction and Companies LLC	Construction of Buildings	Term Loan	Prime plus 2.75%	12/15/2042	208.5	208.5	212.3	0.08%
^Crystal II Auto Glass Inc	Repair and Maintenance	Term Loan	Prime plus 2.75%	12/15/2027	15.0	15.0	13.1	—%
Demand Printing Solutions Inc	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	12/15/2027	17.7	17.7	16.6	0.01%
^Galaforo Construction LLC and Paul M Galaforo, Jr.	Construction of Buildings	Term Loan	Prime plus 2.75%	12/15/2027	337.5	337.5	293.5	0.11%
^Legion Bowl, Inc & Legion Pub Inc	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	12/15/2042	333.6	333.6	355.5	0.13%
^Montessori Community School	Social Assistance	Term Loan	Prime plus 2.75%	12/15/2027	62.5	62.5	58.6	0.02%
^Capital Containers LLC	Truck Transportation	Term Loan	Prime plus 2.75%	12/15/2027	22.5	22.5	20.0	0.01%
^JMD Aviation Holdings, LLC	Rental and Leasing Services	Term Loan	Prime plus 2.75%	12/15/2027	500.0	500.0	498.0	0.18%
^Peanut Butter & Co., Inc	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	12/15/2027	225.0	225.0	195.6	0.07%

See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2017
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Royalty Freight Inc	Truck Transportation	Term Loan	Prime plus 2.75%	12/14/2027	$668.8	$668.8	$581.5	0.21%
^KR Calvert & Co, LLC	Transit and Ground Passenger Transportation	Term Loan	Prime plus 2.75%	12/14/2027	468.0	468.0	408.6	0.15%
^Atlas Geo-Constructors, LLC	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	12/14/2027	304.0	304.0	290.0	0.10%
^LP Industries Inc. dba Childforms	Plastics and Rubber Products Manufacturing	Term Loan	Prime plus 2.75%	12/14/2027	75.0	75.0	72.1	0.03%
Beale Street Blues Company Inc.dba Beatle Street Blues Company, Inc.	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/14/2027	968.8	968.8	849.1	0.31%
^Hana Pastries Enterprises LLC dba Hana Kitchens, Hana Pastries, Inc.	Food Manufacturing	Term Loan	Prime plus 2.75%	12/14/2027	96.5	96.5	94.3	0.03%
^AADJ Empire Inc and AADJ Galaxy Inc.	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/14/2042	181.3	181.3	179.0	0.06%
^Heung Kyun Im	Nonstore Retailers	Term Loan	Prime plus 2.75%	12/14/2027	15.5	15.5	13.4	—%
^Barcade Holdings, LLC ,Barcade LLC,& Barcade New Haven LLC	Management of Companies and Enterprises	Term Loan	Prime plus 2.75%	12/14/2027	125.0	125.0	109.7	0.04%
^Hardway Inc & AFC Leasing Inc	Rental and Leasing Services	Term Loan	Prime plus 2.75%	12/13/2027	937.5	937.5	815.2	0.29%
^Nichols Fire and Security LLC	Administrative and Support Services	Term Loan	Prime plus 2.75%	12/13/2042	87.5	87.5	88.3	0.03%
Polymer Dynamics, Inc and Carl Bent	Repair and Maintenance	Term Loan	Prime plus 2.75%	12/12/2027	72.5	72.5	73.2	0.03%
^LPB Property Management Inc dba Wilderness View Cabins & Ellijay Cabin	Real Estate	Term Loan	Prime plus 2.75%	12/12/2042	100.0	100.0	105.9	0.04%
A-1 Van Services Inc	Transit and Ground Passenger Transportation	Term Loan	Prime plus 2.75%	12/12/2027	719.8	719.8	690.0	0.25%
^Clore Construction LLC	Heavy and Civil Engineering Construction	Term Loan	Prime plus 2.75%	12/12/2027	462.5	462.5	437.6	0.16%
^Sky Way Enterprises, Inc, A-Liner-8-Aviation, Inc, Kissimmee Aviation	Air Transportation	Term Loan	Prime plus 2.75%	12/12/2027	500.0	500.0	434.8	0.16%
^Jai Ganeshai LLC, Mahiveera 1 LLC, Mahiveera 2 LLC & KSVP LLC	Gasoline Stations	Term Loan	Prime plus 2.75%	12/12/2027	50.0	50.0	43.5	0.02%
^Big Picture Group LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	12/12/2027	375.0	375.0	339.7	0.12%
^The Ohio Valley Group Inc dba Ohio Valley Landscapes & Design	Administrative and Support Services	Term Loan	Prime plus 2.75%	12/12/2027	15.0	15.0	13.5	—%

See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2017
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Clear Sound Communications, Inc	Administrative and Support Services	Term Loan	Prime plus 2.75%	12/8/2027	$3.8	$3.8	$3.3	—%
^AV Strategy Inc	Rental and Leasing Services	Term Loan	Prime plus 2.75%	12/8/2027	442.5	442.5	410.7	0.15%
^JVLS LLC dba Vaccines 2 Go	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/7/2027	15.0	15.0	13.0	—%
^Kim Howard Corp dba NPN Machine Tools	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	12/7/2042	575.0	575.0	609.8	0.22%
^IHC Hardware Inc.	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	12/6/2042	100.0	100.0	97.5	0.04%
^Earth First Recycling LLC	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	12/6/2027	75.0	75.0	74.3	0.03%
^ODS Inc	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	12/6/2027	49.0	49.0	45.0	0.02%
^Driven Powersports, Inc	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	12/6/2027	87.5	87.5	76.1	0.03%
^Affordable Auto Transport LLC	Truck Transportation	Term Loan	Prime plus 2.75%	12/5/2027	7.5	7.5	6.8	—%
^Healthcare Interventions, Inc	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/4/2027	15.0	15.0	13.0	—%
Oil Palace, Inc.	Performing Arts, Spectator Sports, and Related Industries	Term Loan	Prime plus 2.75%	12/4/2042	818.4	818.4	872.1	0.31%
^PS Camping Inc.	Accommodation	Term Loan	Prime plus 2.75%	12/1/2027	19.7	19.7	19.7	0.01%
^Linda Jean Howard Riley dba The Rusty Bolt Gift Shop	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	12/1/2042	21.0	21.0	22.4	0.01%
^Salud Bar & Grill LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/1/2027	56.3	56.3	49.2	0.02%
Utara LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/1/2027	6.4	6.4	6.6	—%
^Square 1 Partners, LLC	Publishing Industries (except Internet)	Term Loan	Prime plus 2.75%	12/1/2027	62.5	62.5	54.3	0.02%
^Fortress Verve Inc, Maurice R. Margules and Antonie C. Reinhard	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	11/30/2027	131.3	131.3	129.2	0.05%
^Frontier Sand LLC	Mining (except Oil and Gas)	Term Loan	Prime plus 2.75%	11/30/2027	500.0	500.0	487.9	0.18%
^WTI Distribution Inc	Support Activities for Transportation	Term Loan	Prime plus 2.75%	11/30/2027	40.0	40.0	37.5	0.01%
^Create- A- Stitch, Inc	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	11/30/2042	87.5	87.5	91.8	0.03%
^J. Venture Holdings, LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	11/30/2027	12.5	12.5	12.7	—%
^Skin Beauty Bar Inc. and Tameka J. Mathis	Personal and Laundry Services	Term Loan	Prime plus 2.75%	11/30/2027	9.0	9.0	8.1	—%
^Clearwater Transportation LTD dba Thrifty Car Rental, Dollar Rent A Car	Rental and Leasing Services	Term Loan	Prime plus 2.75%	11/29/2027	172.5	172.5	153.3	0.06%

See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2017
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Our Playhouse Preschool, LLC	Social Assistance	Term Loan	Prime plus 2.75%	11/29/2042	$235.0	$235.0	$250.4	0.09%
^OPH Lexington, Inc	Social Assistance	Term Loan	Prime plus 2.75%	11/29/2042	193.8	193.8	206.5	0.07%
Amped Coffee Company LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/28/2027	3.8	3.8	3.8	—%
Beacon Brewing LLC and C’ Sons, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/27/2042	50.4	50.4	53.7	0.02%
^JMD Corporation dba Dart’s True Value	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	11/22/2027	18.8	18.8	17.6	0.01%
^Webtez Inc dba Mod Vans	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	11/22/2027	70.0	70.0	61.2	0.02%
^Step Up Academy of the Arts, LLC	Educational Services	Term Loan	Prime plus 2.75%	11/22/2027	15.8	15.8	13.7	—%
PB Market LLC dba Pure Barre	Educational Services	Term Loan	Prime plus 2.75%	11/21/2027	108.5	108.5	94.5	0.03%
^Cali Fit Meals	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/21/2027	22.5	22.5	21.1	0.01%
^Vision Collision Center LLC	Repair and Maintenance	Term Loan	Prime plus 2.75%	11/21/2027	408.8	408.8	380.1	0.14%
^Grumpy’s Restaurant Company, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/21/2027	71.1	71.1	62.0	0.02%
^Glencadia Corporation	Personal and Laundry Services	Term Loan	Prime plus 2.75%	11/21/2027	3.8	3.8	3.3	—%
^B Lam LLC	Personal and Laundry Services	Term Loan	Prime plus 2.75%	11/20/2042	181.3	181.3	188.1	0.07%
N Transport LLC	Truck Transportation	Term Loan	Prime plus 2.75%	11/20/2027	410.0	410.0	356.5	0.13%
N Transport LLC	Truck Transportation	Term Loan	Prime plus 2.75%	11/20/2042	176.3	176.3	160.8	0.06%
^TPE Midstream LLC, Dasham Company dba Sahm Co & S & S Ventures Inc.	Rental and Leasing Services	Term Loan	Prime plus 2.75%	11/17/2027	189.1	189.1	180.9	0.06%
^Maya Motel, LLC dba Town House Motel	Accommodation	Term Loan	Prime plus 2.75%	11/17/2042	57.0	57.0	60.7	0.02%
^Southern Specialty Contractor, LLC & Ronald David Holbrook Jr.	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	11/17/2027	53.0	53.0	46.5	0.02%
^SSI Refrigerated Express Inc. and Robert M Stallone	Truck Transportation	Term Loan	Prime plus 2.75%	11/17/2027	64.0	64.0	56.9	0.02%
^Jacob’s Towing, Inc.	Support Activities for Transportation	Term Loan	Prime plus 2.75%	11/17/2027	50.0	50.0	45.5	0.02%
^Ian Winterbotham dba Furnishing America	Furniture and Home Furnishings Stores	Term Loan	Prime plus 2.75%	11/17/2027	253.9	253.9	220.8	0.08%
^H & H Hotshot Services, Inc.	Couriers and Messengers	Term Loan	Prime plus 2.75%	11/16/2027	70.0	70.0	63.5	0.02%
Murf & Sons LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/16/2027	60.1	60.1	55.1	0.02%
^J R Wholesale Tires & Auto Center, LLC	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	11/15/2042	13.5	13.5	14.4	0.01%

See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2017
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Marcaco LLC	Nonmetallic Mineral Product Manufacturing	Term Loan	Prime plus 2.75%	11/15/2042	$677.5	$677.5	$701.0	0.25%
^Auto Rx LLC,J&P Auto Repair Inc	Repair and Maintenance	Term Loan	Prime plus 2.75%	11/15/2042	196.3	196.3	207.2	0.07%
Paramount Dance Studios Inc. and Homestead Dance Supply	Educational Services	Term Loan	Prime plus 2.75%	5/14/2043	216.0	216.0	229.7	0.08%
^GFA International Inc.	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	11/13/2027	93.8	93.8	95.9	0.03%
^Wing King at the Gardens LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/10/2027	9.8	9.8	8.5	—%
^Linqserv Inc.	Transit and Ground Passenger Transportation	Term Loan	Prime plus 2.75%	11/9/2027	617.5	617.5	581.9	0.21%
^Bobcatt Solutions, LLC	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	11/8/2027	95.0	95.0	88.8	0.03%
^Hofgard & Co, Inc dba Hofgard Benefits and James Marsh	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	11/8/2027	14.9	14.9	13.0	—%
^JNP Delivery Inc	Couriers and Messengers	Term Loan	Prime plus 2.75%	11/7/2027	112.5	112.5	104.0	0.04%
^Street Magic Enterprise LLC dba New Lisbon Travel Mart	Gasoline Stations	Term Loan	Prime plus 2.75%	11/7/2042	420.0	420.0	428.8	0.15%
^His Loving Hands Christian Academy, Inc.	Social Assistance	Term Loan	Prime plus 2.75%	11/6/2042	91.8	91.8	95.2	0.03%
^S & S Auto Body Shop Inc.	Repair and Maintenance	Term Loan	Prime plus 2.75%	11/3/2042	165.0	165.0	173.8	0.06%
^Sterling Campbell Insurance Agency, Inc	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	11/3/2027	7.5	7.5	6.5	—%
^Top Quality Dent Service LLC	Repair and Maintenance	Term Loan	Prime plus 2.75%	11/2/2027	6.0	6.0	5.2	—%
^American Reclamation LLC	Furniture and Related Product Manufacturing	Term Loan	Prime plus 2.75%	11/1/2027	7.5	7.5	7.3	—%
^Edge Studios Inc Radiant Yoga LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	11/1/2027	66.3	66.3	58.9	0.02%
Berza TLG,LLC dba The Little Gym of Lake Charles	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	10/31/2027	24.3	24.3	21.9	0.01%
^Rachael Reel dba Rachel Reel Insurance Age	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	10/31/2027	7.5	7.5	6.5	—%
^The Five Lakes LLC	Educational Services	Term Loan	Prime plus 2.75%	10/30/2042	474.4	474.4	505.5	0.18%
^Die Hard Used Car Sales	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	10/30/2042	56.2	56.2	59.9	0.02%
^Hip Hop Style Inc dba Serene Haven	Personal and Laundry Services	Term Loan	Prime plus 2.75%	10/27/2027	16.5	16.5	14.8	0.01%
^Blue Eagle Transport Inc , Golden Eagle Transport, Inc & Green Eagle Transport	Couriers and Messengers	Term Loan	Prime plus 2.75%	10/27/2027	37.3	37.3	33.4	0.01%
^Sage Oil LLC	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	10/27/2027	9.9	9.9	8.8	—%

See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2017
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Ashore Ventures Inc dba PuroClean Professional Restoration	Repair and Maintenance	Term Loan	Prime plus 2.75%	10/27/2027	$14.5	$14.5	$12.9	—%
^Cardinal Homes, Inc	Wood Product Manufacturing	Term Loan	Prime plus 2.75%	10/27/2027	108.8	108.8	110.9	0.04%
^Suzie LLC dba Tony D’s Restaurant	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	10/25/2042	87.4	87.4	91.6	0.03%
^White Walker LLC dba Frenchette	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	10/25/2027	276.6	276.6	282.9	0.10%
^Grand Blanc Lanes, Inc.	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	10/25/2027	14.9	14.9	15.3	0.01%
^Schafer Fisheries Inc	Food Manufacturing	Term Loan	Prime plus 2.75%	10/25/2027	34.9	34.9	35.7	0.01%
^The Jig, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	10/24/2042	75.7	75.7	78.0	0.03%
^Action Physical Therapy Yoga and Wellness Center Inc.	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	10/24/2027	22.4	22.4	21.6	0.01%
^Florida Apnea Diagnostics LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	10/20/2027	155.3	155.3	137.6	0.05%
^Berens & Miller P. A.	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	10/19/2027	149.1	149.1	129.7	0.05%
^Alpha Auto Sales, LLC	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	10/19/2027	79.5	79.5	81.3	0.03%
^Island Refrigeration & AC Inc	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	10/18/2042	141.5	141.5	143.6	0.05%
Looky Enterprises, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	10/18/2027	17.2	17.2	16.5	0.01%
^H and K Dry Cleaning LLC, Quintero Shopping Center LLC, Aqua Laundry	Electronics and Appliance Stores	Term Loan	7.75%	10/17/2042	66.8	66.8	71.2	0.03%
^Blueridge Armor LLC	Miscellaneous Manufacturing	Term Loan	Prime plus 2.75%	10/17/2027	8.2	8.2	7.6	—%
^Albas Bar & Grill LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	10/13/2042	44.9	44.9	44.0	0.02%
^Cortez Landscaping, LLC	Administrative and Support Services	Term Loan	Prime plus 2.75%	10/13/2027	19.1	19.1	17.6	0.01%
^Crawfordsville Fitness LLC dba Planet Fitness	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	10/13/2027	123.4	123.4	110.1	0.04%
^On Call Services LLC	Construction of Buildings	Term Loan	Prime plus 2.75%	10/13/2027	17.9	17.9	18.3	0.01%
^JD Ventures LLC and JD Roof Co LLC	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	10/12/2027	22.4	22.4	19.9	0.01%
Pro Anderson, LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	10/11/2027	19.3	19.3	17.5	0.01%
^Sandbox Ventures LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	10/11/2027	18.6	18.6	18.1	0.01%
See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2017
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Eye Optique Inc.	Health and Personal Care Stores	Term Loan	Prime plus 2.75%	10/5/2027	$14.9	$14.9	$13.0	—%
^Ains Holding Company LLC	Management of Companies and Enterprises	Term Loan	Prime plus 2.75%	10/2/2027	80.8	80.8	72.1	0.03%
^Becky Lou Corp dba Rent A Center	Rental and Leasing Services	Term Loan	Prime plus 2.75%	10/2/2027	90.7	90.7	83.8	0.03%
^Dan Cline Transport Inc.	Truck Transportation	Term Loan	Prime plus 2.75%	9/29/2030	997.5	997.5	895.7	0.32%
^Lone Star Hardware and Home Decor, LLC	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	9/29/2027	71.7	71.7	62.6	0.02%
^Threads of Time LLC	Sporting Goods, Hobby, Musical Instrument, and Book Stores	Term Loan	Prime plus 2.75%	9/29/2042	137.2	137.2	137.7	0.05%
^Miechella Suzette Decker	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	9/29/2042	99.8	99.8	106.2	0.04%
^Harco Metal Products Inc	Primary Metal Manufacturing	Term Loan	Prime plus 2.75%	9/29/2042	490.8	490.8	474.1	0.17%
^Chicago American Manufacturing LLC, Dockside Steel Processing, LLC	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	9/29/2042	1,249.3	1,249.3	1,276.6	0.46%
^Sashshel Corporation	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/29/2042	212.0	212.0	225.8	0.08%
^Dr Richard Rolle JR, PLLC dba Rolle Oral & Facial Surgery PLLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	9/29/2042	873.9	873.9	871.8	0.31%
^Cagwin Trucking LLC	Truck Transportation	Term Loan	Prime plus 2.75%	9/29/2042	324.2	324.2	339.1	0.12%
^Pets A Go Go LLC	Personal and Laundry Services	Term Loan	Prime plus 2.75%	9/28/2042	197.6	197.6	204.1	0.07%
^Rhode Island Tennis Management LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	9/28/2042	548.6	548.6	549.6	0.20%
^Moreno Brother’s Inc.	Food and Beverage Stores	Term Loan	Prime plus 2.75%	9/28/2027	14.8	14.8	12.9	—%
^National Media Services, Inc	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	9/28/2027	18.5	18.5	16.1	0.01%
^Rhode Island Tennis Management LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	9/28/2042	382.0	382.0	382.8	0.14%
^Nicholson Lumber Co Inc.	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	9/28/2030	213.3	213.3	211.4	0.08%
^Complete Care IT LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	9/27/2027	14.6	14.6	12.7	—%
^Technologist Inc	Heavy and Civil Engineering Construction	Term Loan	Prime plus 2.75%	9/27/2027	429.4	429.4	410.0	0.15%

See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2017
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Rollins Construction & Trucking LLC	Construction of Buildings	Term Loan	Prime plus 2.75%	9/26/2027	$337.2	$337.2	$330.4	0.12%
^Inspirations Food Design, Inc	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/26/2042	464.9	464.9	472.1	0.17%
^JPS Arthur Kill Rd Bakery Corp dba Aunt Butches of Brooklyn	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/22/2027	22.2	22.2	19.5	0.01%
^KB Waterjet Cutting LLC	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	9/22/2027	10.1	10.1	9.2	—%
^Magnation Corporation	Utilities	Term Loan	Prime plus 2.75%	9/22/2027	49.4	49.4	50.5	0.02%
^Sallee Pro-Custom Fabrication Shop LLC	Repair and Maintenance	Term Loan	Prime plus 2.75%	9/21/2027	8.9	8.9	9.1	—%
^Excel, RP Inc.	Machinery Manufacturing	Term Loan	Prime plus 2.75%	9/20/2027	98.8	98.8	91.8	0.03%
^Denek Contracting Inc and Denek Leasing LLC	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	9/20/2042	209.5	209.5	223.1	0.08%
^Max Home Deliveries, Inc	Couriers and Messengers	Term Loan	Prime plus 2.75%	9/20/2027	79.8	79.8	73.5	0.03%
CR Park Incorporated dba Define Body and Mind	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	9/20/2027	47.6	47.6	44.4	0.02%
^Sound Manufacturing, Inc. & Monster Power Equipment, Inc.	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	9/20/2027	197.8	197.8	188.3	0.07%
^Alpha Preparatory Academy LLC	Social Assistance	Term Loan	Prime plus 2.75%	9/20/2042	162.1	162.1	162.0	0.06%
^Montessori Community School	Social Assistance	Term Loan	Prime plus 2.75%	9/20/2042	390.8	390.8	384.2	0.14%
^Alexander Pierce Corporation	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	9/20/2042	623.4	623.4	626.8	0.23%
^NY Tent LLC & NY Tent Parent, LLC dba Tent Company of New York	Rental and Leasing Services	Term Loan	Prime plus 2.75%	9/20/2027	1,015.5	1,015.5	974.1	0.35%
^Imagine By Carleen, Inc.	Personal and Laundry Services	Term Loan	Prime plus 2.75%	9/20/2027	7.4	7.4	7.2	—%
^Commonwealth Diagnostics International, Inc	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	9/20/2027	1,250.0	1,250.0	1,277.5	0.46%
^Venus Pizza, Inc.	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/20/2042	91.0	91.0	96.9	0.03%
^Insight Diagnostic Technologist Services	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	9/20/2027	299.4	299.4	270.7	0.10%
^CIS Big Dog, LLC	Administrative and Support Services	Term Loan	Prime plus 2.75%	9/19/2027	60.5	60.5	60.8	0.02%
^Stone’s Construction and Remodeling, LLC	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	9/19/2027	5.2	5.2	4.5	—%
^Party By Design Inc.	Personal and Laundry Services	Term Loan	Prime plus 2.75%	9/18/2042	1,203.7	1,203.7	1,199.5	0.43%
^Li Family Spokane LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/15/2042	383.5	383.5	398.4	0.14%

See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2017
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^SD Kickboxing LLC dba CKO Kickboxing Dan Diego	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	9/15/2027	$39.5	$39.5	$35.9	0.01%
^Clark Realty LLC	Real Estate	Term Loan	Prime plus 2.75%	9/15/2027	61.8	61.8	57.0	0.02%
^Inglis Food Mart Inc.	Food and Beverage Stores	Term Loan	Prime plus 2.75%	9/15/2027	22.2	22.2	22.2	0.01%
^Clinton Food Market LLC	Gasoline Stations	Term Loan	Prime plus 2.75%	9/15/2042	262.2	262.2	264.4	0.09%
^Tarleton & Family Landscaping, LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	9/15/2027	82.8	82.8	74.3	0.03%
^Alaska Motor Home Inc	Rental and Leasing Services	Term Loan	Prime plus 2.75%	9/13/2027	327.6	327.6	284.6	0.10%
^Fox Valley Rentals & Investments, LLC	Food Services and Drinking Places	Term Loan	Prime plus 3.75%	9/13/2027	7.4	7.4	7.5	—%
^Nails By Mercede LLC	Personal and Laundry Services	Term Loan	Prime plus 2.75%	9/13/2027	14.1	14.1	13.2	—%
^Town & Country Transportation Co. and Popco, LLC.	Transit and Ground Passenger Transportation	Term Loan	Prime plus 2.75%	9/12/2042	168.3	168.3	179.3	0.06%
^Rajbai Maa Inc. dba Nara Lounge	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/12/2042	387.1	387.1	378.7	0.14%
^Morgan Lynn Kerstetter dba Catherine School of Dance	Performing Arts, Spectator Sports, and Related Industries	Term Loan	Prime plus 2.75%	9/11/2027	7.4	7.4	7.6	—%
^Health & Performance Center, LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	9/11/2027	20.2	20.2	17.5	0.01%
^Foxtail, LLC and Tottly New Services Corp	Social Assistance	Term Loan	Prime plus 2.75%	9/8/2042	290.5	290.5	294.0	0.11%
^Desert Ribs, LLC and Famous Charlie, LLC and Famous Freddie, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/8/2042	1,250.0	1,250.0	1,191.0	0.43%
^Echelon Planning Group, LLC dba Echelon Financial Services	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	9/8/2027	7.4	7.4	7.3	—%
^Crazy Beatz Productions LLC	Motion Picture and Sound Recording Industries	Term Loan	Prime plus 3.75%	9/7/2027	5.3	5.3	4.9	—%
^South Fulton Landscape & Nursery, Inc.	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	9/7/2042	99.8	99.8	106.2	0.04%
^Dreaming Big Learning Center Inc	Social Assistance	Term Loan	Prime plus 2.75%	9/5/2042	367.8	367.8	371.9	0.13%
^Big Coop’s Trucking LLC	Truck Transportation	Term Loan	Prime plus 2.75%	9/1/2027	98.8	98.8	93.4	0.03%
^Blue Eagle Transport Inc, Greeneagle Transport Inc & Golden Eagle Transport	Couriers and Messengers	Term Loan	Prime plus 2.75%	8/31/2027	376.7	376.7	336.9	0.12%
^Evernook Valley Milk LLC	Animal Production and Aquaculture	Term Loan	Prime plus 2.75%	8/31/2042	640.1	640.1	643.7	0.23%

See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2017
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Bark Life, Inc.	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	8/31/2027	$22.1	$22.1	$19.2	0.01%
^The Pink Alli, LLC dba The Alli	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	8/30/2027	17.7	17.7	15.9	0.01%
^Busby Outdoor LLC	Real Estate	Term Loan	Prime plus 2.75%	8/29/2042	697.4	697.4	636.6	0.23%
^Busby Outdoor LLC	Real Estate	Term Loan	Prime plus 2.75%	8/29/2042	547.9	547.9	500.2	0.18%
^Parlay Disributors LLC	Educational Services	Term Loan	Prime plus 2.75%	8/25/2027	110.5	110.5	97.5	0.04%
^Lake County Tow LLC	Support Activities for Transportation	Term Loan	Prime plus 2.75%	8/25/2042	87.2	87.2	87.6	0.03%
^InUSA Ventures Inc dba InUSA Services	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	Term Loan	Prime plus 2.75%	8/24/2027	24.6	24.6	21.3	0.01%
^Genuine Ventures LLC and Seaweed Ventures LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	8/24/2030	551.0	551.0	519.3	0.19%
^R & R Strength & Conditioning Corp dba Crossfit Light House Point	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	8/23/2042	82.2	82.2	87.5	0.03%
^Delicias de Minas Restaurant, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	8/22/2027	203.0	203.0	199.5	0.07%
^The Holder Grooup LLC	Repair and Maintenance	Term Loan	Prime plus 2.75%	8/22/2027	7.4	7.4	6.4	—%
^L&V Auto Sales, Inc.	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	8/21/2027	17.7	17.7	18.1	0.01%
^M.E. Interiors LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	8/21/2027	16.2	16.2	14.1	0.01%
^Damiano Global Corp	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	8/21/2027	22.1	22.1	20.9	0.01%
^Tier1Solutions, LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	8/18/2027	18.4	18.4	16.6	0.01%
^Tony Herring & Associates, Inc	Furniture and Home Furnishings Stores	Term Loan	Prime plus 2.75%	8/17/2027	7.4	7.4	6.4	—%
^Chester’s World Enterprise LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	8/16/2027	22.1	22.1	20.1	0.01%
^D’Amato & Sons Construction, Inc.	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	8/11/2027	8.1	8.1	7.4	—%
^HTP LLC dba Hot Tomatoes Pizza	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	8/11/2027	11.1	11.1	10.4	—%
^Roundhay Partners LLC and Roundhay Farming LLC	Crop Production	Term Loan	Prime plus 2.75%	8/8/2042	909.1	909.1	837.7	0.30%
^Splashlight LLC, Splashlight Photographic and Digital Studios, LLC	Management of Companies and Enterprises	Term Loan	Prime plus 2.75%	8/7/2027	491.2	491.2	442.3	0.16%

See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2017
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^L & J Corporate Services Inc	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	8/4/2027	$7.3	$7.3	$6.4	—%
^Furniture Masters Limited Liability Company	Repair and Maintenance	Term Loan	Prime plus 2.75%	8/3/2027	8.8	8.8	7.7	—%
^HMG Strategy LLC,	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	8/2/2027	49.1	49.1	42.7	0.02%
^Bowl Mor LLC dba Bowl Mor Lanes	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	7/31/2027	7.3	7.3	6.4	—%
^Hope Health Care, LLC	Nursing and Residential Care Facilities	Term Loan	Prime plus 2.75%	7/31/2027	10.3	10.3	8.9	—%
^Royal Blue Investments, Inc. and Cleland Pharmacy LLC	Health and Personal Care Stores	Term Loan	Prime plus 2.75%	7/31/2042	52.7	52.7	55.1	0.02%
^Raffi’s Inc dba Atlantic Auto Center	Repair and Maintenance	Term Loan	Prime plus 2.75%	7/31/2027	13.9	13.9	13.9	—%
^Sharon G McMillen, MA Psychologist, Inc.	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	7/28/2027	18.2	18.2	15.8	0.01%
^Work of Heart Inc.dba Little Nest Portraits	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	7/28/2027	50.0	50.0	43.7	0.02%
^HQTRONIC LLC	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	7/27/2027	22.0	22.0	19.1	0.01%
^Oberon IT, Inc.	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	7/26/2027	213.6	213.6	196.7	0.07%
^Gilles Peress Studio LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	7/25/2027	61.0	61.0	53.0	0.02%
^Ocean Trans LLC	Truck Transportation	Term Loan	Prime plus 2.75%	7/21/2027	36.6	36.6	31.8	0.01%
^Obok LLC	Food Manufacturing	Term Loan	Prime plus 2.75%	7/21/2027	11.7	11.7	11.0	—%
^Lil Tots’ Learning Center LLC	Social Assistance	Term Loan	Prime plus 2.75%	7/21/2042	47.3	47.3	47.6	0.02%
^Nova Solutions, Inc.	Furniture and Related Product Manufacturing	Term Loan	Prime plus 2.75%	7/19/2027	24.4	24.4	24.0	0.01%
^Webb Eye Associates, PA	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	7/19/2027	72.4	72.4	69.2	0.02%
^Matrix Z LLC	Nonmetallic Mineral Product Manufacturing	Term Loan	Prime plus 3.75%	7/19/2027	7.3	7.3	7.6	—%
^Aitheras Aviation Group, LLC, Aitheras Aviation Group, LLC	Air Transportation	Term Loan	Prime plus 2.75%	7/18/2027	805.2	805.2	704.2	0.25%
^Wildflour Bakery & Cafe, LLC	Food Manufacturing	Term Loan	Prime plus 2.75%	7/17/2027	22.0	22.0	22.5	0.01%
^Florida Home and Kitchen LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	7/14/2027	11.7	11.7	10.2	—%

See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2017
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Koep Companies dba Pipestone True value	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	7/14/2042	$324.9	$324.9	$320.7	0.12%
^Rocks Auto Exchange LLC	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	7/13/2027	14.6	14.6	12.7	—%
^McCord Holdings, Inc. dba Fast Signs 176101	Administrative and Support Services	Term Loan	Prime plus 2.75%	7/7/2027	18.3	18.3	16.3	0.01%
^Thrifty Market Inc dba Thrifty Foods	Food and Beverage Stores	Term Loan	Prime plus 2.75%	7/6/2027	100.1	100.1	91.1	0.03%
^New Chicago Wholesale Bakery Inc.	Food Manufacturing	Term Loan	Prime plus 2.75%	6/30/2027	14.6	14.6	13.9	—%
^Safeguard Construction Company, Inc.	Construction of Buildings	Term Loan	Prime plus 2.75%	6/30/2027	74.0	74.0	63.5	0.02%
^The Country House Restaurant, LLC and Pelton Real Estate, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/30/2042	49.7	49.7	51.5	0.02%
^Qycell Corporation	Plastics and Rubber Products Manufacturing	Term Loan	Prime plus 2.75%	6/30/2027	74.0	74.0	75.3	0.03%
^J. T. O’Neill Company, L.L.C	Real Estate	Term Loan	Prime plus 2.75%	6/30/2027	14.6	14.6	12.5	—%
^Hamilton & Associates Real Estate and Investments Firm LLC	Real Estate	Term Loan	Prime plus 2.75%	6/30/2042	53.7	53.7	54.5	0.02%
^BQRS, Inc. DBA Gresham Meineke Car Care Center	Repair and Maintenance	Term Loan	Prime plus 2.75%	6/30/2027	60.7	60.7	53.2	0.02%
^JWH Designs, LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	6/30/2027	103.1	103.1	88.5	0.03%
^Veola’s Day Spa and Wellness Center Inc.	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	6/30/2027	8.9	8.9	8.0	—%
^J&M Civil Construction Services LLC	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	6/30/2027	97.2	97.2	83.4	0.03%
^Best Bees Company	Animal Production and Aquaculture	Term Loan	Prime plus 2.75%	6/29/2027	21.8	21.8	18.7	0.01%
^Greensboro Plastic Surgical Associates, PA	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	6/29/2042	574.7	574.7	572.1	0.21%
^Ocean Trans LLC and Dehal Trucking LLC	Truck Transportation	Term Loan	Prime plus 2.75%	6/29/2027	584.7	584.7	502.0	0.18%
^HG Ventures, Inc. dba Diamond Head Trucking	Truck Transportation	Term Loan	Prime plus 2.75%	6/29/2030	988.2	988.2	857.9	0.31%
^Malhame & Company Publishers & Importers Inc.	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	6/29/2027	87.5	87.5	75.2	0.03%
^Intellixion LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	6/29/2027	3.6	3.6	3.1	—%
^Steigelbauer Associates Inc.	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	6/29/2027	299.9	299.9	305.3	0.11%
See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2017
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Miguel Fernando Borda PA dba BGR Dental	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	6/29/2027	$49.4	$49.4	$44.2	0.02%
^Oakhill Farms, LLC	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	6/29/2030	98.0	98.0	100.2	0.04%
^ElKareh Brothers Investment, LLC, Best Choice Meats Inc	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	6/29/2027	435.5	435.5	443.3	0.16%
^Foxhop Fitness, LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	6/28/2027	90.3	90.3	78.4	0.03%
^Akal Express Inc. dba Truck Trailer Service Stop	Repair and Maintenance	Term Loan	Prime plus 2.75%	6/28/2042	59.6	59.6	62.0	0.02%
^Old Dominion Transportation Group, Inc.	Transit and Ground Passenger Transportation	Term Loan	Prime plus 2.75%	6/28/2027	1,099.8	1,099.8	966.4	0.35%
^Citibin, Inc.	Furniture and Related Product Manufacturing	Term Loan	Prime plus 2.75%	6/27/2027	121.3	121.3	104.2	0.04%
^Auxiliary Systems Inc.,Sharrick Company, LLC & KMN, LLC	Transportation Equipment Manufacturing	Term Loan	Prime plus 2.75%	6/27/2030	240.3	240.3	239.6	0.09%
^WB Cleaners Inc. DBA $2.75 Cleaners	Personal and Laundry Services	Term Loan	Prime plus 2.75%	6/27/2027	21.8	21.8	21.5	0.01%
^Ains Holding Company, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/26/2027	1,141.1	1,141.1	1,003.3	0.36%
^Four Seasons Laser Center Inc.	Personal and Laundry Services	Term Loan	Prime plus 2.75%	6/26/2042	216.3	216.3	216.7	0.08%
^Rustic LLC	Personal and Laundry Services	Term Loan	Prime plus 2.75%	6/23/2042	18.6	18.6	16.8	0.01%
^Vella Construction Enterprises, Inc. dba Vella Construction	Construction of Buildings	Term Loan	Prime plus 2.75%	6/23/2027	21.8	21.8	18.7	0.01%
^Northern Industries, LLC	Miscellaneous Manufacturing	Term Loan	Prime plus 2.75%	6/23/2042	57.4	57.4	60.8	0.02%
^Birches Group, LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	6/22/2027	48.5	48.5	41.7	0.01%
^Tarver-Henley Inc. and Tar-Hen LLC	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	6/21/2042	317.9	317.9	316.7	0.11%
^704 Meat Center Inc. dba El Mercado and La Plaza Mercado	Food and Beverage Stores	Term Loan	Prime plus 2.75%	6/20/2042	173.9	173.9	180.6	0.06%
^Sanabi Investment, LLC dba Oscar’s Moving and Storage	Truck Transportation	Term Loan	Prime plus 2.75%	6/20/2027	120.4	120.4	109.1	0.04%
^Scarlet Spartan Inc.dba FastSigns of Brighton	Administrative and Support Services	Term Loan	Prime plus 2.75%	6/19/2027	54.0	54.0	47.6	0.02%
^Don G. Timpton DDS & Associates PA and Indsaad Properties,LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	6/16/2042	397.4	397.4	383.2	0.14%
^JAM Media Solutions, LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	6/15/2027	60.7	60.7	52.1	0.02%

See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2017
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^All Regional Recyclers of Wood LLC dba ARROW,Superior Carting, LLC	Waste Management and Remediation Services	Term Loan	Prime plus 2.75%	6/15/2042	$312.0	$312.0	$309.3	0.11%
^Tele Tax Express Inc., El Rancho Paiso, LLC and Nestor Romero	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	6/14/2042	91.9	91.9	95.0	0.03%
^Susan Hughes dba Aloha Junction B and B	Accommodation	Term Loan	Prime plus 2.75%	6/14/2042	61.6	61.6	65.4	0.02%
^ESA 365 Corp and Lucathor Realty LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	6/14/2042	22.4	22.4	22.7	0.01%
^Hull’s Kitchen, LLC and HK Too, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/14/2042	95.8	95.8	101.0	0.04%
^Yachting Solutions LLC	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	6/12/2027	115.2	115.2	108.3	0.04%
^Refoleen Inc dba Spice and Tea Exchange	Food and Beverage Stores	Term Loan	Prime plus 2.75%	6/8/2027	3.4	3.4	2.9	—%
^Earth First Recycling, LLC and 191 Clark Road, LLC	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	6/5/2027	344.7	344.7	345.5	0.12%
^Skydive California, LLC	Educational Services	Term Loan	Prime plus 2.75%	6/2/2027	53.4	53.4	54.3	0.02%
^SCW, LLC dba Arthur Murray Dance Studio	Educational Services	Term Loan	Prime plus 2.75%	6/2/2042	145.0	145.0	145.7	0.05%
^Speaker City, Inc.and Speaker Town, LLC dba Rollin Thunder	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	6/1/2042	45.4	45.4	46.4	0.02%
^Impact Grounds Maintenance and Design, Inc. dba Impact Landscaping	Administrative and Support Services	Term Loan	Prime plus 2.75%	5/31/2042	78.9	78.9	82.2	0.03%
^Ricnet III, Inc. dba Edible Arrangements	Food and Beverage Stores	Term Loan	Prime plus 2.75%	5/31/2027	14.3	14.3	12.5	—%
^Sage Oil LLC	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	5/31/2027	21.7	21.7	18.9	0.01%
^Funtime, LLC and Universal Entertainment Group LLC	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	5/31/2027	63.9	63.9	55.8	0.02%
^Haroon Baig,Inc.dba US1 Petrol	Gasoline Stations	Term Loan	Prime plus 2.75%	5/31/2042	261.9	261.9	277.8	0.10%
^Chet Lemon Enterprises LLC dba All American Sports	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	5/26/2042	786.2	786.2	833.9	0.30%
Swantown Inn & Spa LLC	Accommodation	Term Loan	Prime plus 2.75%	5/26/2042	81.9	81.9	86.9	0.03%
^Eagle Wood Works LLC	Furniture and Related Product Manufacturing	Term Loan	Prime plus 2.75%	5/26/2027	11.6	11.6	10.6	—%
^Hurricane Group, Inc.	Other Information Services	Term Loan	Prime plus 2.75%	5/26/2027	72.3	72.3	62.1	0.02%
^Mitchell Auto Repair, LLC and and C&M Mitchell, LLC	Repair and Maintenance	Term Loan	Prime plus 2.75%	5/26/2042	192.7	192.7	197.9	0.07%
^Demand Printing Solutions Inc.	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	5/25/2027	205.7	205.7	193.9	0.07%

See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2017
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Beyond Waves A Unique Salon LLC and Lori Ann Carlson	Personal and Laundry Services	Term Loan	Prime plus 2.75%	5/25/2027	$14.5	$14.5	$12.6	—%
^Jung Design Inc.	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	5/25/2027	8.7	8.7	7.5	—%
^Abdul Naushad MD PC dba Advanced Pain Centers	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	5/25/2042	390.6	390.6	403.4	0.14%
^Locavore LLC dba Paloma Restaurant	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	5/25/2027	48.2	48.2	43.0	0.02%
^Shaffer Automotive Repair, LLC	Repair and Maintenance	Term Loan	Prime plus 2.75%	5/24/2030	133.5	133.5	125.0	0.04%
^Juliador Resources LLC DBA Cue Hair Salon and Skin Care	Personal and Laundry Services	Term Loan	Prime plus 2.75%	5/24/2027	21.9	21.9	18.8	0.01%
^Innovim, LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	5/24/2027	325.4	325.4	279.4	0.10%
^Southeast Recycling, LLC and Southeast Land Holdings LLC dba 67 Motor	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	5/23/2042	179.9	179.9	189.1	0.07%
^Gill Express Inc. and Gill Express 2 LLC	Repair and Maintenance	Term Loan	Prime plus 2.75%	5/23/2042	336.1	336.1	333.7	0.12%
^Prestige Construction of Florida, LLC	Construction of Buildings	Term Loan	Prime plus 2.75%	5/23/2042	333.7	333.7	326.0	0.12%
^Enfield Tractor & Equipment Co	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	5/19/2027	285.9	285.9	274.2	0.10%
^PS Camping, Inc. dba Prospectors RV Resort	Accommodation	Term Loan	Prime plus 2.75%	5/19/2042	255.7	255.7	269.8	0.10%
^GEM2K, LLC dba Precision Precast Group	Miscellaneous Manufacturing	Term Loan	Prime plus 2.75%	5/19/2027	156.7	156.7	140.4	0.05%
^Hayden Trucking LLC	Truck Transportation	Term Loan	Prime plus 2.75%	5/19/2027	253.2	253.2	233.5	0.08%
^Tres K Deli,Grocery,Fruit and Meat Inc.	Food and Beverage Stores	Term Loan	Prime plus 2.75%	5/19/2027	8.0	8.0	7.4	—%
^Iron Men Home Repair, Inc. and Ironmen House Lifting Inc.	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	5/19/2042	577.9	577.9	585.9	0.21%
^J Harris Trucking LLC	Truck Transportation	Term Loan	Prime plus 2.75%	5/19/2027	18.8	18.8	17.9	0.01%
^New Image Building Services, Inc.	Administrative and Support Services	Term Loan	Prime plus 2.75%	5/18/2027	145.4	145.4	129.7	0.05%
^Bay Car Wash LLC	Repair and Maintenance	Term Loan	Prime plus 2.75%	5/18/2042	119.8	119.8	121.8	0.04%
^Waterford Plumbing Co, Inc.	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	5/18/2027	48.2	48.2	42.2	0.02%
^Mr. B’s Bicycles & Mopeds, Inc.	Sporting Goods, Hobby, Musical Instrument, and Book Stores	Term Loan	Prime plus 2.75%	5/18/2042	145.6	145.6	146.8	0.05%

See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2017
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Computech Computers Inc.	Educational Services	Term Loan	Prime plus 2.75%	5/17/2027	$48.2	$48.2	$41.4	0.01%
^Arco Electrical Contractors Inc. dba Arco Construction Group	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	5/16/2027	347.9	347.9	319.7	0.11%
^Batter & Company,LLC dba Batter Co. Dessert Collection	Food and Beverage Stores	Term Loan	Prime plus 2.75%	5/16/2027	51.8	51.8	45.5	0.02%
^5 Stars Learning Center Inc	Social Assistance	Term Loan	Prime plus 2.75%	5/16/2042	61.3	61.3	61.9	0.02%
^Band Sawn Lumber,LLC and Nathan Ryan Adams	Wood Product Manufacturing	Term Loan	Prime plus 2.75%	5/15/2042	112.8	112.8	111.6	0.04%
^Keys Armored Express, Inc.	Administrative and Support Services	Term Loan	Prime plus 2.75%	5/12/2027	38.6	38.6	34.6	0.01%
^Sanderson Distribution Inc.	Truck Transportation	Term Loan	Prime plus 2.75%	5/12/2027	10.1	10.1	8.7	—%
^SG Linke LLC	Clothing and Clothing Accessories Stores	Term Loan	Prime plus 2.75%	5/12/2027	106.3	106.3	104.7	0.04%
^B G F Bobby Q’s Inc	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	5/11/2027	7.2	7.2	7.1	—%
^Estelle Finkel Educational Associates,LLC	Educational Services	Term Loan	Prime plus 2.75%	5/11/2027	115.1	115.1	98.8	0.04%
^Labmates,LLC	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	5/10/2027	96.4	96.4	92.3	0.03%
^NHS, LLC	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	5/9/2027	85.3	85.3	76.7	0.03%
^NHS, LLC	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	5/9/2042	21.7	21.7	20.4	0.01%
^Innovation Transport, LLC	Truck Transportation	Term Loan	Prime plus 2.75%	5/9/2027	75.3	75.3	71.8	0.03%
^1872 Rosecrans, LLC dba Goodbar	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	5/9/2027	61.5	61.5	53.2	0.02%
^Arclay, LLC	Nonmetallic Mineral Product Manufacturing	Term Loan	Prime plus 2.75%	5/5/2030	142.6	142.6	131.4	0.05%
^Benchmark Building, Inc.	Construction of Buildings	Term Loan	Prime plus 2.75%	5/5/2027	21.7	21.7	18.6	0.01%
^Cable Management LLC	Waste Management and Remediation Services	Term Loan	Prime plus 2.75%	5/3/2027	57.5	57.5	54.0	0.02%
^Fine Arts Center of Easley, Inc. dba Midtown Music	Sporting Goods, Hobby, Musical Instrument, and Book Stores	Term Loan	Prime plus 2.75%	5/2/2042	115.7	115.7	122.8	0.04%
^Zahmel Restaurant Suppliers Corp dba Cash & Carry; Zahners Hardware	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	4/28/2027	85.0	85.0	74.0	0.03%
^Love and Glory Learning Center, Inc.	Social Assistance	Term Loan	Prime plus 2.75%	4/28/2042	77.3	77.3	77.1	0.03%
^Georgia Productions Services LLC	Rental and Leasing Services	Term Loan	Prime plus 2.75%	4/28/2027	87.4	87.4	80.3	0.03%

See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2017
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^JMA Inc. dba Primecut and Mezzo; Primecut at Marquee	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	4/27/2042	$220.4	$220.4	$233.8	0.08%
Sneads Ferry Foods, Inc. dba DQ Grill & Chill	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	4/27/2042	617.7	617.7	614.8	0.22%
^Asheville’s Fun Depot, LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	4/26/2027	83.9	83.9	85.4	0.03%
^Carl Joseph Johnston dba Viking Transport	Truck Transportation	Term Loan	Prime plus 2.75%	4/26/2027	31.2	31.2	29.6	0.01%
^Resident Research, LLC	Other Information Services	Term Loan	Prime plus 2.75%	4/24/2027	84.6	84.6	72.6	0.03%
^Getting Even LLC dba The Zoo Health Club	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	4/21/2027	7.2	7.2	6.4	—%
^Ralph’s Hair Salon, Inc.	Personal and Laundry Services	Term Loan	Prime plus 2.75%	4/21/2042	49.5	49.5	50.6	0.02%
^M.E. Interiors LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	4/20/2027	133.3	133.3	114.5	0.04%
^MJ and M Home Improvements LLC DBA House Doctors	Repair and Maintenance	Term Loan	Prime plus 2.75%	4/20/2027	19.7	19.7	17.2	0.01%
^Condron Brothers LLC DBA Luv 2 Play	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	4/19/2027	114.6	114.6	103.5	0.04%
^Affordable Auto Transport LLC	Truck Transportation	Term Loan	Prime plus 2.75%	4/17/2027	12.2	12.2	11.3	—%
^Carpeteria (Markarian) Co.	Furniture and Home Furnishings Stores	Term Loan	Prime plus 2.75%	4/13/2027	127.3	127.3	126.6	0.05%
^Bloomer Machine & Fab, Inc and Dale Stertz Properties	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	4/13/2042	203.6	203.6	210.9	0.08%
^Butternuts Beer and Ale LLC	Beverage and Tobacco Product Manufacturing	Term Loan	Prime plus 2.75%	4/12/2027	70.7	70.7	71.9	0.03%
^Citizens Lanes, LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	3/31/2042	614.9	614.9	651.8	0.23%
^The Altitude Group, LLC and Core Home Security, LLC	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	3/31/2027	47.7	47.7	40.9	0.01%
^Golden Hen Inc. dba Cafe	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/31/2027	61.8	61.8	53.7	0.02%
^Shelter Harbor Inn, Inc.	Accommodation	Term Loan	Prime plus 2.75%	3/31/2042	205.8	205.8	218.2	0.08%
^Landmark Ventures USA, Inc.	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	Term Loan	Prime plus 2.75%	3/31/2027	178.8	178.8	153.4	0.06%
^MIT LLC	Publishing Industries (except Internet)	Term Loan	Prime plus 2.75%	3/31/2042	86.8	86.8	92.0	0.03%
^Applied Integrated Technologies, Inc.	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	3/31/2027	119.3	119.3	102.3	0.04%

See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2017
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Bear Trail Lodge LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	3/31/2042	$548.0	$548.0	$574.2	0.21%
^KWG Industries LLC dba Peterson & Marsh Metal Industries	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	3/30/2027	28.6	28.6	28.1	0.01%
^Sea Smoke Barbeque, Corp and Danwen LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/30/2042	233.4	233.4	236.7	0.09%
^Signature Rooms, Inc dba Gallery Furniture	Furniture and Home Furnishings Stores	Term Loan	Prime plus 2.75%	3/30/2042	491.7	491.7	517.6	0.19%
^Schafer Fisheries Inc.	Food Manufacturing	Term Loan	Prime plus 2.75%	3/30/2042	247.1	247.1	261.9	0.09%
^Discount Price, LLC dba Robert’s Market	Gasoline Stations	Term Loan	Prime plus 2.75%	3/29/2042	204.6	204.6	209.3	0.08%
^Douglas K. Soderblom . dba Loma Linda Optometry	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	3/29/2027	95.4	95.4	86.2	0.03%
^First Sail Group Inc. and Omen Board Industires LLC	Nonstore Retailers	Term Loan	Prime plus 2.75%	3/29/2027	19.1	19.1	17.6	0.01%
^Gauri Hospitality Group LLC dba Microtel Inns & Suites by Wyndham	Accommodation	Term Loan	Prime plus 2.75%	3/29/2042	1,047.6	1,047.6	1,102.0	0.40%
^H and H Hotshot Services, Inc. dba AA Hotshot & Logistics	Couriers and Messengers	Term Loan	Prime plus 2.75%	3/29/2030	94.5	94.5	82.0	0.03%
^American Pharmaceutical Innovation Company, LLC	Chemical Manufacturing	Term Loan	Prime plus 2.75%	3/28/2027	28.6	28.6	24.6	0.01%
^Heil & Hornik LLC dba Elysium Tennis	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	3/27/2042	921.7	921.7	926.9	0.33%
Pecos Entertainment LLC dba State Theater and Pecos Inn LLC	Motion Picture and Sound Recording Industries	Term Loan	Prime plus 2.75%	3/27/2042	410.9	410.9	435.5	0.16%
^Ericon Inc. dba Quik Pik	Gasoline Stations	Term Loan	Prime plus 2.75%	3/24/2027	59.6	59.6	57.6	0.02%
^Robert Dixon PA dba Law Offices of Robert Dixon	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	3/24/2042	422.8	422.8	445.2	0.16%
^Denton Bio Fuels LLC and American Bio Source LLC	Waste Management and Remediation Services	Term Loan	Prime plus 2.75%	3/23/2027	56.5	56.5	51.6	0.02%
^Color Graphic Press, Inc.	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	3/23/2027	114.4	114.4	116.4	0.04%
JBK Truck Trailer and Bus Inc.	Repair and Maintenance	Term Loan	Prime plus 2.75%	3/23/2042	85.3	85.3	86.0	0.03%
^Executive Fitness & Nutrition Inc.	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	3/23/2027	19.3	19.3	19.0	0.01%
^Baton Rouge Cargo Services Inc. and 6507 Westport, LLC	Truck Transportation	Term Loan	Prime plus 2.75%	3/22/2042	637.8	637.8	659.9	0.24%
^Vehicle Safety supply LLC	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	3/21/2027	21.5	21.5	18.4	0.01%
See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2017
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^J Sivilis LLC dba Pet Wants	Personal and Laundry Services	Term Loan	Prime plus 2.75%	3/17/2027	$11.7	$11.7	$10.4	—%
^The Purple Cow House of Pancake Inc	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/16/2042	159.9	159.9	169.5	0.06%
^Reservoir International LLC	Educational Services	Term Loan	Prime plus 2.75%	3/16/2027	95.4	95.4	88.7	0.03%
^Texcor, Inc.dba Texas Corral,Texas Coral Restaurants II, Inc. T.C. of	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/16/2027	287.0	287.0	291.9	0.10%
Alive Design, LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	3/13/2027	22.0	22.0	18.8	0.01%
^1MTX LLC and Sunrise Transportation and Logistics, LLC and Mustafa M	Truck Transportation	Term Loan	Prime plus 2.75%	3/13/2027	671.0	671.0	575.5	0.21%
^Dwayne Bernard Tate	Truck Transportation	Term Loan	Prime plus 2.75%	3/10/2027	10.0	10.0	9.2	—%
^Elegant Occasions, LLC dba E Productions	Personal and Laundry Services	Term Loan	Prime plus 2.75%	3/10/2042	584.4	584.4	590.8	0.21%
^Anthony LLC dba Star of Woodward Market	Food and Beverage Stores	Term Loan	Prime plus 2.75%	3/9/2042	114.2	114.2	121.1	0.04%
^E & P Holdings 1 LLC and Evans & Paul Unlimited Corp.	Nonmetallic Mineral Product Manufacturing	Term Loan	Prime plus 2.75%	3/9/2027	119.2	119.2	104.7	0.04%
^Allegro Assisted Living Of Texas	Nursing and Residential Care Facilities	Term Loan	Prime plus 2.75%	3/6/2027	91.6	91.6	93.1	0.03%
^Robbie E. Bakery and Cafe LLC	Food and Beverage Stores	Term Loan	Prime plus 2.75%	3/3/2027	59.6	59.6	51.1	0.02%
^Podium Auto Sales Inc and RRS Property, LLC	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	3/3/2042	90.0	90.0	90.3	0.03%
^SSI Refrigerated Express Inc. and Robert M Stallone dba SSI Express	Truck Transportation	Term Loan	Prime plus 2.75%	2/28/2027	223.2	223.2	191.4	0.07%
^Weeping Willow Kennels, Inc and Aileen N Black	Personal and Laundry Services	Term Loan	Prime plus 2.75%	2/28/2042	138.7	138.7	142.2	0.05%
^Getting Even LLC dba The Zoo Health Club	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	2/28/2027	91.2	91.2	81.7	0.03%
^Total Document Solutions Inc and,TDS Services, LLC	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	2/27/2030	301.5	301.5	278.2	0.10%
^Teracore Inc.	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	2/27/2027	155.1	155.1	133.0	0.05%
^John Finn Associates LLC, Greenslate LLC, Finn Technology, LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	2/27/2027	639.5	639.5	616.1	0.22%
^McNally Enterprises Inc.	Administrative and Support Services	Term Loan	Prime plus 2.75%	2/27/2027	61.6	61.6	55.1	0.02%

See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2017
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^B & J Bicycle Shop Inc.	Sporting Goods, Hobby, Musical Instrument, and Book Stores	Term Loan	Prime plus 2.75%	2/24/2027	$14.2	$14.2	$14.5	0.01%
^TMJ Pizza Mesa LLC dba Rosati’s Pizza Restaurant	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/24/2027	101.8	101.8	95.2	0.03%
^3W Enterprises LLC	Textile Product Mills	Term Loan	Prime plus 2.75%	2/24/2042	80.9	80.9	81.9	0.03%
^Victorian Restaurant and Tavern, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/22/2042	106.4	106.4	105.3	0.04%
^DER Services, LLC dba A.K.A. Sports	Sporting Goods, Hobby, Musical Instrument, and Book Stores	Term Loan	Prime plus 2.75%	2/17/2042	39.7	39.7	42.0	0.02%
^Bike Slug, LLC, Bike Slug Holdings Inc. and Seven Rivers Group ,LLC	Repair and Maintenance	Term Loan	Prime plus 2.75%	2/17/2027	18.5	18.5	15.8	0.01%
^Ameritube, LLC and Ravone Properties, LLC	Primary Metal Manufacturing	Term Loan	Prime plus 2.75%	2/14/2042	183.3	183.3	194.3	0.07%
^R&S Barnes Enterprises, Inc. dba Massage Envy Spa	Personal and Laundry Services	Term Loan	Prime plus 2.75%	2/10/2027	88.8	88.8	77.2	0.03%
^Baton Rouge Cargo Services Inc. and 2808 Court Street, LLC	Truck Transportation	Term Loan	Prime plus 2.75%	2/10/2042	245.1	245.1	253.7	0.09%
^Sushiya Inc.	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/10/2027	17.8	17.8	15.8	0.01%
^Select Propane & Fuel Inc. and Select Fuel & Convenience LLC	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	2/10/2030	1,208.1	1,208.1	1,114.5	0.40%
^Maximo Canot dba Wash and Dry Laundrymat	Personal and Laundry Services	Term Loan	Prime plus 2.75%	2/10/2042	136.3	136.3	141.5	0.05%
^Marvic Enterprises Inc dba Jordan’s Liquor	Food and Beverage Stores	Term Loan	Prime plus 2.75%	2/10/2042	216.9	216.9	223.0	0.08%
^Harrison Logging Company LLC	Forestry and Logging	Term Loan	Prime plus 2.75%	2/9/2027	100.7	100.7	91.5	0.03%
^8 Minute Oil Change Auto Repair & Tire Center and Jumir L.L.C.	Repair and Maintenance	Term Loan	Prime plus 2.75%	2/7/2042	324.7	324.7	321.8	0.12%
^Christopher Borgia	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/6/2027	12.2	12.2	10.7	—%
^Splashlight LLC, Splashlight Photographic & Digital Studios LLC	Management of Companies and Enterprises	Term Loan	Prime plus 2.75%	2/2/2027	710.7	710.7	633.5	0.23%
^DBMS Consulting, Inc.	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	2/1/2042	183.2	183.2	181.7	0.07%
^Brandco, LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	1/31/2027	41.2	41.2	35.3	0.01%
^Chidlren’s House Learning, Inc and Tarps Investment Group	Social Assistance	Term Loan	Prime plus 2.75%	1/31/2042	318.3	318.3	321.5	0.12%

See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2017
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
AP6 LLC and Amishp LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	1/30/2042	$107.1	$107.1	$113.5	0.04%
^Fave Realty, Inc.	Real Estate	Term Loan	Prime plus 2.75%	1/30/2042	53.9	53.9	55.1	0.02%
^ZMKNY Tires Inc dba Houston International Tires	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	1/27/2042	106.4	106.4	112.8	0.04%
House of Bread & Coffee Corp dba Casa Do Pao	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	1/27/2042	134.6	134.6	132.0	0.05%
^SRC Publishing LLC	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	Term Loan	Prime plus 2.75%	1/27/2027	21.2	21.2	18.2	0.01%
^Return to Excellence Inc	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	1/27/2027	16.7	16.7	17.0	0.01%
^Sideways Sports Lounge and Jonathan E. McGrew and Patricia C. McGrew	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	1/23/2027	17.0	17.0	14.5	0.01%
^Fox Valley Rentals & Investments LLC and Brian M Tomaszewski	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	1/20/2042	42.0	42.0	42.2	0.02%
^Rhone Wolf Vineyard LLC, Goldline Brands Inc. and Myka Cellars, Inc.	Beverage and Tobacco Product Manufacturing	Term Loan	Prime plus 2.75%	1/19/2030	240.5	240.5	223.1	0.08%
^Jolibe LLC and Jolibe Atelier LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	1/18/2027	9.9	9.9	8.8	—%
^Eickmann Management Group LLC dba Jimmy Johns of Dundee	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	1/17/2027	93.0	93.0	91.7	0.03%
^Ramjay Inc.	Transit and Ground Passenger Transportation	Term Loan	Prime plus 2.75%	1/13/2027	412.2	412.2	375.7	0.13%
^Fullbro Trust dba Menemsha Blues	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	1/13/2027	21.2	21.2	21.6	0.01%
^Echelon Enterprises, Inc	Sporting Goods, Hobby, Musical Instrument, and Book Stores	Term Loan	Prime plus 2.75%	1/10/2027	47.1	47.1	47.9	0.02%
^Fort Smith Wings Inc. dba Wing Stop	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/28/2026	18.2	18.2	16.4	0.01%
^Sand Hill Associates, Ltd. dba Charlie O’s Tavern on the Point	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/27/2041	417.1	417.1	415.6	0.15%
^Joshua L. Baker	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	12/23/2026	14.7	14.7	12.6	—%
^Jacliff Investments Inc. dba International health Technologies	Publishing Industries (except Internet)	Term Loan	Prime plus 2.75%	12/23/2026	116.9	116.9	100.1	0.04%
^New Image Building Services, Inc.dba The Maids Servicing Oakland	Administrative and Support Services	Term Loan	Prime plus 2.75%	12/21/2026	40.9	40.9	36.5	0.01%

See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2017
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Chestnut Street Associates, LLC and Metropolitan Solutions, Inc.	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	12/19/2041	$271.4	$271.4	$263.1	0.09%
^Means Enterprises LLC dba FastFrame Frisco	Furniture and Home Furnishings Stores	Term Loan	Prime plus 2.75%	12/16/2026	21.0	21.0	18.3	0.01%
^Soon Im. Chin dba Stan C-Store	Gasoline Stations	Term Loan	Prime plus 2.75%	12/15/2041	209.7	209.7	218.7	0.08%
^Sempco, Inc.	Miscellaneous Manufacturing	Term Loan	Prime plus 2.75%	12/15/2041	41.5	41.5	43.9	0.02%
^Allied Welding Inc.	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	12/15/2041	741.6	741.6	735.2	0.26%
^Ericon, Inc. dba Quik Pik	Gasoline Stations	Term Loan	Prime plus 2.75%	12/15/2041	328.5	328.5	330.1	0.12%
^White Hawk Inc.	Truck Transportation	Term Loan	Prime plus 2.75%	12/15/2026	1,028.4	1,028.4	881.1	0.32%
^Elita 7, LLC	Nursing and Residential Care Facilities	Term Loan	Prime plus 2.75%	12/15/2041	703.2	703.2	722.6	0.26%
^New Chicago Wholesale Bakery, Inc.	Food Manufacturing	Term Loan	Prime plus 2.75%	12/15/2041	446.9	446.9	445.0	0.16%
^Techni-Pro Institute LLC	Educational Services	Term Loan	Prime plus 2.75%	12/15/2026	177.6	177.6	157.1	0.06%
^Trison Enterprises Inc.dba Lee’s Automotive	Repair and Maintenance	Term Loan	Prime plus 2.75%	12/14/2041	402.2	402.2	409.8	0.15%
^Cardinal Homes Inc. and Bret A Berneche	Wood Product Manufacturing	Term Loan	Prime plus 2.75%	12/14/2041	119.7	119.7	126.2	0.05%
^HMG Strategy, LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	12/14/2026	46.7	46.7	40.1	0.01%
^D and E Hardware Co. and D and E Pump Sales and Service	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	12/14/2041	521.7	521.7	523.0	0.19%
^Cardinal Homes Inc,.Alouette Holdings Inc.	Wood Product Manufacturing	Term Loan	Prime plus 2.75%	12/14/2026	996.8	996.8	1,010.8	0.36%
^AGG Management Team LLC dba Chevron	Gasoline Stations	Term Loan	Prime plus 2.75%	12/14/2041	283.8	283.8	300.6	0.11%
^Wayfarer Bicycle LLC	Sporting Goods, Hobby, Musical Instrument, and Book Stores	Term Loan	Prime plus 2.75%	12/13/2041	91.3	91.3	89.6	0.03%
^Success Advertising Inc.	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	12/13/2041	460.4	460.4	480.9	0.17%
^Roast Beef Levittown LLC dba Arby’s	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/13/2026	439.4	439.4	446.5	0.16%
^Queen Express LLC	Gasoline Stations	Term Loan	Prime plus 2.75%	12/13/2041	185.1	185.1	193.5	0.07%
^Mack Team Enterprises Inc.dba The UPS Store #6815	Couriers and Messengers	Term Loan	Prime plus 2.75%	12/9/2026	19.1	19.1	17.2	0.01%
^Recycling Revolution,LLC	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	12/9/2041	91.0	91.0	91.2	0.03%

See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2017
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Myndshft Technologies LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	12/9/2026	$724.6	$724.6	$648.9	0.23%
^New Life Hospital LLC	Hospitals	Term Loan	Prime plus 2.75%	12/8/2041	1,184.9	1,184.9	1,255.4	0.45%
^Imagine By Carleen Inc.	Personal and Laundry Services	Term Loan	Prime plus 2.75%	12/8/2041	51.8	51.8	52.4	0.02%
^Hanson’s Greeks LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	12/8/2026	10.5	10.5	10.7	—%
^Yachting Solutions LLC	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	12/7/2029	68.1	68.1	64.7	0.02%
^T and B Boots Inc dba Takken’s Shoes	Clothing and Clothing Accessories Stores	Term Loan	Prime plus 2.75%	12/7/2026	95.2	95.2	89.5	0.03%
^Lan Doctors, Inc.	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	12/7/2026	222.5	222.5	219.7	0.08%
^Lilo Holdings LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/5/2026	14.9	14.9	13.5	—%
^The Lake Shore Hospitality Inc dba Dowagiac Baymont Inn & Suites	Accommodation	Term Loan	Prime plus 2.75%	12/5/2041	348.5	348.5	362.4	0.13%
^Ericon, Inc.	Gasoline Stations	Term Loan	Prime plus 2.75%	12/1/2041	717.9	717.9	725.3	0.26%
^Noso Development LLC	Construction of Buildings	Term Loan	Prime plus 2.75%	12/1/2026	70.1	70.1	60.1	0.02%
^Quick Ship, LLC	Couriers and Messengers	Term Loan	Prime plus 2.75%	11/30/2026	9.7	9.7	8.4	—%
^Pebble Wood Lane, LLC and Good Sam’s Assisted Living Residence, LLC	Nursing and Residential Care Facilities	Term Loan	Prime plus 2.75%	11/30/2041	66.6	66.6	70.5	0.03%
^Sharaz Shah DBA Thomas Jewelers	Clothing and Clothing Accessories Stores	Term Loan	Prime plus 2.75%	11/30/2026	7.5	7.5	6.4	—%
^Choe Trading Group, Inc.dba Rapid Printers of Monterey	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	11/30/2026	20.9	20.9	20.7	0.01%
^Studio Find It Georgia, Inc.	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	11/30/2026	7.0	7.0	6.1	—%
^Imaginarium Foods LLC,	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/28/2042	369.8	369.8	378.7	0.14%
^RD Management, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/30/2026	198.5	198.5	172.3	0.06%
^B4 Fitness LLC dba The Zoo Health Club	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	11/30/2026	20.9	20.9	18.7	0.01%
^Usman Jalil, LLC dba Food Mart	Gasoline Stations	Term Loan	Prime plus 2.75%	11/29/2041	229.9	229.9	224.9	0.08%
^Honor Mansion, Inc.	Accommodation	Term Loan	Prime plus 2.75%	11/29/2026	81.2	81.2	82.6	0.03%

See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2017
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Access Staffing, LLC	Administrative and Support Services	Term Loan	Prime plus 2.75%	11/29/2026	$1,044.6	$1,044.6	$895.0	0.32%
^CRK Mens, LLC dba Spiff for Men	Personal and Laundry Services	Term Loan	Prime plus 2.75%	11/23/2026	99.2	99.2	86.8	0.03%
^WPN Recycling Company LLC	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	11/23/2026	20.9	20.9	21.2	0.01%
^Hafa Adai Signs and Graphics LLC dba Fastsigns of Auburn -#281901	Administrative and Support Services	Term Loan	Prime plus 2.75%	11/23/2026	55.7	55.7	48.4	0.02%
^Merchant Coterie, Inc.	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	11/23/2026	116.1	116.1	99.4	0.04%
^6E Technologies LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	11/22/2026	159.9	159.9	148.2	0.05%
^Rognes Corp dba RTS	Heavy and Civil Engineering Construction	Term Loan	Prime plus 2.75%	11/22/2026	360.0	360.0	331.0	0.12%
^Bouquet Restaurant LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/22/2041	123.2	123.2	125.2	0.04%
^J.B.K Truck Trailer and Bus Inc	Repair and Maintenance	Term Loan	Prime plus 2.75%	11/22/2041	428.7	428.7	430.9	0.15%
^Broms Asset Management LLC	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	Term Loan	Prime plus 2.75%	11/22/2026	116.1	116.1	99.4	0.04%
^Skaggs RV Outlet LLC	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	11/21/2026	92.9	92.9	94.4	0.03%
^Catherine Christine Morin dba Purr-Fect Pets	Personal and Laundry Services	Term Loan	Prime plus 2.75%	11/17/2026	17.4	17.4	14.9	0.01%
^Stratmar Systems Inc dba Stratmar Retail Services	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	11/16/2026	63.6	63.6	64.6	0.02%
^Hoosier Health Plus, LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	11/15/2026	116.1	116.1	109.9	0.04%
^J. A. Kohlhepp Sons, Inc. dba Kohlhepp’s True Value	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	11/10/2041	439.5	439.5	453.7	0.16%
^Hackensack Steel Corporation and Luzerne Ironworks Inc	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	11/10/2026	224.7	224.7	228.4	0.08%
^Panther Ironworks and Rigging Solutions LLC	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	11/10/2026	140.4	140.4	129.5	0.05%
^J. A. Kohlhepp Sons, Inc. dba Kohlhepp’s True Value	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	11/10/2026	175.3	175.3	174.7	0.06%
^MIK LLC dba Firehouse Subs	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/9/2026	189.3	189.3	164.5	0.06%
See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2017
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Rich’s Food Stores LLC dba Hwy 55 of Wallace	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/9/2026	$40.6	$40.6	$38.1	0.01%
^Bovill Creative,LLC	Real Estate	Term Loan	Prime plus 2.75%	11/9/2041	277.0	277.0	293.5	0.11%
^Dyer Properties, LLC and Bayview Pharmacy, Inc.	Health and Personal Care Stores	Term Loan	Prime plus 2.75%	11/9/2041	237.0	237.0	236.0	0.08%
^Big Apple Entertainment Partners LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	11/9/2026	162.5	162.5	139.2	0.05%
^Surgarloaf Concepts LLC dba Fat Biscuit	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/8/2026	162.1	162.1	164.7	0.06%
^Fine Line Interiors, Inc.	Repair and Maintenance	Term Loan	Prime plus 2.75%	11/4/2041	80.6	80.6	85.4	0.03%
^131 Miles LLC and Ohm Shubh Laxmi, LLC. dba Mr Hero	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/3/2041	124.6	124.6	128.4	0.05%
^Veracruz Shabo, LLC, Waterfalls Quick Lube LLC	Repair and Maintenance	Term Loan	Prime plus 2.75%	11/1/2041	117.9	117.9	121.3	0.04%
^Glocecol LLC	Administrative and Support Services	Term Loan	Prime plus 2.75%	11/1/2026	69.6	69.6	70.7	0.03%
^Moolchan Enterprises LLC dba Staying Green	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	10/31/2026	16.7	16.7	15.9	0.01%
^Bloomquist Communications Inc.	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	10/31/2026	55.3	55.3	47.4	0.02%
^Middlesex Auto Sales Corp	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	10/31/2041	123.1	123.1	127.0	0.05%
^Woodstock Enterprises Corp dba True Scent Candle Co	Miscellaneous Manufacturing	Term Loan	Prime plus 2.75%	10/31/2041	87.5	87.5	85.9	0.03%
^FibAire Communications, LLC	Telecommunications	Term Loan	Prime plus 2.75%	10/27/2026	99.7	99.7	92.1	0.03%
^Elite Structures Inc	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	10/27/2029	215.7	215.7	211.5	0.08%
^Bonita Stone LLC and Castone Creations Inc	Nonmetallic Mineral Product Manufacturing	Term Loan	Prime plus 2.75%	10/25/2041	260.2	260.2	261.2	0.09%
^Empire Processor Services Inc. and Verrazano Wholesale Dist., Inc.	Nonstore Retailers	Term Loan	Prime plus 2.75%	10/25/2026	121.0	121.0	123.0	0.04%
^Blakeslee Arpaia Chapman Inc and Chapman Construction Services LLC	Heavy and Civil Engineering Construction	Term Loan	Prime plus 2.75%	10/24/2026	391.9	391.9	393.8	0.14%
^Eco Vehicle Systems LLC	Transportation Equipment Manufacturing	Term Loan	Prime plus 2.75%	10/21/2026	881.5	881.5	889.6	0.32%
^Worldwide Estate, Inc. dba Washington Heights Manor	Nursing and Residential Care Facilities	Term Loan	Prime plus 2.75%	10/21/2041	221.1	221.1	234.3	0.08%
^Gold Wind Logistics LLC	Truck Transportation	Term Loan	Prime plus 2.75%	10/20/2041	173.3	173.3	183.6	0.07%
^Speaker City, Inc. dba Rollin Thunder	Electronics and Appliance Stores	Term Loan	Prime plus 2.75%	10/14/2041	123.1	123.1	126.4	0.05%

See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2017
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Maine Service Corp	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	10/13/2026	$190.4	$190.4	$179.6	0.06%
^Justin Partlow	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	10/13/2026	18.0	18.0	15.4	0.01%
^Reliable Recovery Services LLC	Support Activities for Transportation	Term Loan	Prime plus 2.75%	10/7/2026	103.7	103.7	95.0	0.03%
^Ailky Corporation	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	10/3/2026	230.5	230.5	203.1	0.07%
^Wyspen Corporation dba Charlestown Ace	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	10/3/2026	33.2	33.2	28.4	0.01%
^MegaPhase, LLC	Computer and Electronic Product Manufacturing	Term Loan	Prime plus 2.75%	9/30/2026	137.1	137.1	133.3	0.05%
^Seaway LLC and Reklaw LLC dba Allure Lounge	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/30/2041	134.8	134.8	142.8	0.05%
^JJA Transportation Management Inc.	Transit and Ground Passenger Transportation	Term Loan	Prime plus 2.75%	9/30/2026	48.0	48.0	41.1	0.01%
^Adelwerth Bus Corp.	Transit and Ground Passenger Transportation	Term Loan	Prime plus 2.75%	9/30/2041	238.3	238.3	238.1	0.09%
^Adelwerth Bus Corporation, Transportation Leasing Corp.	Transit and Ground Passenger Transportation	Term Loan	Prime plus 2.75%	9/30/2029	615.8	615.8	597.2	0.21%
^Vision Automotive LLC dba Vision Chrysler Jeep Dodge Ram of Defiance	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	9/29/2029	631.7	631.7	595.7	0.21%
^Thunderdome Racing Inc.	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	9/29/2026	17.4	17.4	17.4	0.01%
^Graphics,Type and Color Enterprises Inc dba Clubflyers.com and GTC Med	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	9/28/2041	833.4	833.4	882.5	0.32%
^Beadon Inc	Food and Beverage Stores	Term Loan	Prime plus 2.75%	9/28/2026	20.6	20.6	20.7	0.01%
^CNC Precision Machine, Inc.	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	9/28/2041	1,235.9	1,235.9	1,246.2	0.45%
^CD Game Exchange Inc.	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	9/28/2026	20.6	20.6	17.6	0.01%
^Kyle M Walker DDS, PC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	9/27/2026	204.7	204.7	180.9	0.06%
^Reynolds Fence & Guardrail Inc.	Heavy and Civil Engineering Construction	Term Loan	Prime plus 2.75%	9/27/2026	575.4	575.4	552.7	0.20%
^Luv 2 Play Nor Cal, LLC dba Luv 2 Play	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	9/27/2026	48.0	48.0	43.1	0.02%

See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2017
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Luna Nueva LLC dba Bio Builders	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	9/27/2026	$13.7	$13.7	$12.1	—%
^Sarah S Olelewe MD Inc	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	9/26/2041	287.3	287.3	290.7	0.10%
^TPFC,LLC dbaThe Picture Frame Company	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	9/26/2041	57.6	57.6	58.4	0.02%
^Ridge Road Equestrian LLC dba Ricochet Ridge Ranch	Support Activities for Agriculture and Forestry	Term Loan	Prime plus 2.75%	9/26/2026	8.2	8.2	8.2	—%
^PeopleBest Inc.	Administrative and Support Services	Term Loan	Prime plus 2.75%	9/26/2026	13.7	13.7	11.7	—%
^Mr. Mulch, Inc	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	9/23/2041	397.8	397.8	377.1	0.14%
^B4 Fitness LLC dba The Zoo Health Club	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	9/23/2026	80.0	80.0	71.6	0.03%
^InformationTelevision Network Inc	Motion Picture and Sound Recording Industries	Term Loan	Prime plus 2.75%	9/22/2041	823.0	823.0	862.9	0.31%
^GRA Financial Services Inc	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	9/22/2026	11.0	11.0	9.4	—%
^Cuppiecakes LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/21/2041	22.1	22.1	22.3	0.01%
^Wrecking Crew Media LLC	Performing Arts, Spectator Sports, and Related Industries	Term Loan	Prime plus 2.75%	9/21/2026	45.7	45.7	39.1	0.01%
^Benoit’s Towing and Recovery LLC	Support Activities for Transportation	Term Loan	Prime plus 2.75%	9/20/2026	11.0	11.0	9.5	—%
^Consulting Solutions Inc. and Mark Luciani	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	9/20/2026	20.6	20.6	19.5	0.01%
^Brittany Burns LLC dba Dreams Come True	Personal and Laundry Services	Term Loan	Prime plus 2.75%	9/19/2026	12.0	12.0	12.2	—%
^Eyncon LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	9/16/2041	49.0	49.0	50.1	0.02%
^The Merrin Group LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/15/2026	159.9	159.9	154.8	0.06%
^Rich’s Food Stores LLC dba Hwy 55 of Wallace	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/14/2026	133.1	133.1	124.9	0.04%
^Atlantic Alarm Systems and Services LLC	Administrative and Support Services	Term Loan	Prime plus 2.75%	9/14/2026	14.1	14.1	12.5	—%
^Metropet Dog Center, Inc	Personal and Laundry Services	Term Loan	Prime plus 2.75%	9/13/2041	107.1	107.1	109.8	0.04%
^Marquis Cattle Company	Animal Production and Aquaculture	Term Loan	Prime plus 2.75%	9/13/2026	46.1	46.1	46.9	0.02%
^Bingham Enterprises, Inc and Full Belli Deli and Sausage Company	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/12/2041	80.9	80.9	79.9	0.03%

See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2017
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Artisan Infrastructure Holdings, LLC	Data Processing, Hosting, and Related Services	Term Loan	Prime plus 2.75%	9/7/2026	$114.2	$114.2	$97.8	0.04%
^SRA Mechanicial Inc	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	9/6/2041	42.9	42.9	45.3	0.02%
^Sandia Enterprises Inc dba Massage Envy Spa	Personal and Laundry Services	Term Loan	Prime plus 2.75%	9/6/2026	57.1	57.1	48.9	0.02%
^Animal Intrusion Prevention Systems Holding Company, LLC	Administrative and Support Services	Term Loan	Prime plus 2.75%	8/30/2026	113.8	113.8	100.1	0.04%
^Suncrest Stone Products LLC	Nonmetallic Mineral Product Manufacturing	Term Loan	Prime plus 2.75%	8/29/2026	543.4	543.4	489.2	0.18%
^Suncrest Stone Products LLC	Nonmetallic Mineral Product Manufacturing	Term Loan	Prime plus 2.75%	8/29/2041	638.7	638.7	601.1	0.22%
^Clark Realty LLC	Real Estate	Term Loan	Prime plus 2.75%	8/29/2041	232.5	232.5	225.9	0.08%
^Raem Corporation dba Dryclean Express	Personal and Laundry Services	Term Loan	Prime plus 2.75%	8/29/2041	71.0	71.0	74.3	0.03%
^Warren Dale Warrington dba Custom Paint and Body	Repair and Maintenance	Term Loan	Prime plus 2.75%	8/26/2041	99.1	99.1	102.2	0.04%
^TAGR Inc dba Miami Grill 137and John Nakis	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	8/26/2026	96.9	96.9	85.3	0.03%
^Albert Basse Associates Inc	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	8/25/2026	56.7	56.7	57.6	0.02%
^Avery Management Inc. dba Whetstone Upholstery	Repair and Maintenance	Term Loan	Prime plus 2.75%	8/25/2026	9.7	9.7	8.3	—%
^Dean Technology Inc	Electrical Equipment, Appliance, and Component Manufacturing	Term Loan	Prime plus 2.75%	8/25/2041	379.0	379.0	398.7	0.14%
^Rosmel Pools Inc	Repair and Maintenance	Term Loan	Prime plus 2.75%	8/25/2026	20.4	20.4	17.9	0.01%
^Tabadesa Associates Inc.	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	8/25/2026	20.4	20.4	17.5	0.01%
^TR Companies LLC dba True Value Rental and Liberty Rental 4 U	Rental and Leasing Services	Term Loan	Prime plus 2.75%	8/25/2026	81.7	81.7	69.9	0.03%
^Sambella Holdings, LLC and Strike Zone Entertainment Center LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	12/24/2041	492.0	492.0	517.3	0.19%
^Luv 2 Play Temecula, LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	8/15/2026	54.4	54.4	46.6	0.02%
^Bear Creek Entertainment LLC dba The Woods at Bear Creek	Accommodation	Term Loan	Prime plus 2.75%	8/12/2041	402.0	402.0	400.8	0.14%
^2 Cool Beans LLC dba Menchies’s Frozen Yogurt	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	8/11/2026	74.9	74.9	64.1	0.02%

See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2017
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Grayson O Company	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	8/10/2041	$611.9	$611.9	$643.6	0.23%
^Charal Investments LLC dba Orange Theory Fitness	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	8/10/2026	79.4	79.4	68.0	0.02%
^Paul Belanger dba Paul Belanger Landscaping	Administrative and Support Services	Term Loan	Prime plus 2.75%	8/9/2026	13.6	13.6	11.6	—%
^Nicolette Reiser dba Comfort & Balance	Personal and Laundry Services	Term Loan	Prime plus 2.75%	7/29/2041	73.3	73.3	75.5	0.03%
^The Hungry Rhino LLC	Real Estate	Term Loan	Prime plus 2.75%	7/29/2041	74.5	74.5	75.3	0.03%
^USA General Investment LLC dba Braniff Paint and Body Shop	Repair and Maintenance	Term Loan	Prime plus 2.75%	7/29/2026	20.3	20.3	18.0	0.01%
^303 Tower Drive LLC	Repair and Maintenance	Term Loan	Prime plus 2.75%	7/29/2041	391.2	391.2	405.7	0.15%
^Little Tree Huggers Child Care LLC	Social Assistance	Term Loan	Prime plus 2.75%	7/29/2041	136.8	136.8	144.8	0.05%
^Big Apple Entertainment Partners LLC dba Ripley’s Believe It or Not	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	7/28/2026	270.3	270.3	231.3	0.08%
^676 Club LP dba The Green Door Tavern/The Drifter	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	7/28/2041	654.9	654.9	685.0	0.25%
^KJCKD Inc dba Camelot Print & Copy Centers/Copy A Second	Administrative and Support Services	Term Loan	Prime plus 2.75%	7/28/2041	573.8	573.8	581.8	0.21%
^MacIver Corporation dba Division Camera	Rental and Leasing Services	Term Loan	Prime plus 2.75%	7/28/2026	1,133.9	1,133.9	1,077.0	0.39%
^Apple Tree NC Inc dba Williams Farm & Garden Center	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	7/28/2041	329.4	329.4	329.3	0.12%
^Intrepid Trinity LLC	Nonstore Retailers	Term Loan	Prime plus 2.75%	7/28/2041	61.1	61.1	62.7	0.02%
^Kidtastic LLC dba The Little Gym of Audubon	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	7/27/2026	51.1	51.1	43.7	0.02%
^GF Libations Inc dba Minuteman Press	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	7/27/2041	38.6	38.6	34.8	0.01%
^EPEC Juice LLC dba Jamba Juice	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	7/27/2026	75.2	75.2	64.4	0.02%
^Pinco Pizza LLC dba Jet’s Pizza	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	7/27/2026	66.6	66.6	66.3	0.02%
^JAG Unit 1, LLC dba Arooga’s Grille House and Sports Bar	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	7/27/2026	112.6	112.6	96.4	0.03%
^Peckett’s Inc	Crop Production	Term Loan	Prime plus 2.75%	7/27/2041	219.6	219.6	232.5	0.08%
^The Grasso Companies, LLC and Grasso Pavement Maintenance, LLC	Heavy and Civil Engineering Construction	Term Loan	Prime plus 2.75%	7/26/2026	81.9	81.9	75.3	0.03%

See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2017
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^My Sainath Inc dba Motel 6	Accommodation	Term Loan	Prime plus 2.75%	7/22/2041	$298.5	$298.5	$310.3	0.11%
^Robert G Larson State Farm Insurance	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	7/22/2026	20.3	20.3	17.3	0.01%
^J and D Resources LLC dba Aqua Science	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	7/19/2026	117.6	117.6	101.8	0.04%
^Robert P Daniels dba Ginger and Friend’s Peppermint Village Gift Shop	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	7/18/2026	14.2	14.2	12.1	—%
^Franklin Firm LLC dba Luv 2 Play	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	7/15/2041	169.9	169.9	172.5	0.06%
^Billingsworks LLC dba Spoon Shine Cafe	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	7/15/2026	8.7	8.7	8.8	—%
^Takeuchi Commercial Cleaning Services, LLC dba We Clean San Diego	Administrative and Support Services	Term Loan	Prime plus 2.75%	7/13/2026	41.7	41.7	35.7	0.01%
^Jacob Rugs LLC dba Rugs Outlet	Furniture and Home Furnishings Stores	Term Loan	Prime plus 2.75%	7/13/2026	59.1	59.1	60.0	0.02%
^RM Hawkins LLC dba Pure Water Tech West	Nonstore Retailers	Term Loan	Prime plus 2.75%	7/7/2026	45.1	45.1	43.5	0.02%
^Dino Smiles Children’s Cosmetic Dentistry	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	7/7/2026	12.8	12.8	11.3	—%
^Nevey’s LLC dba Stark Food III	Food and Beverage Stores	Term Loan	Prime plus 2.75%	6/30/2041	287.9	287.9	304.5	0.11%
^Soregard Inc	Furniture and Related Product Manufacturing	Term Loan	Prime plus 2.75%	6/30/2041	272.0	272.0	272.3	0.10%
^Martin Inventory Management LLC	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	6/30/2026	94.6	94.6	96.6	0.03%
^P L H Pharmaco Inc dba Farmacia San Jose	Health and Personal Care Stores	Term Loan	Prime plus 2.75%	6/30/2026	155.7	155.7	157.2	0.06%
^Hartford Cardiology Group LLC and Ideal Nutrition of Connecticut LLC	Ambulatory Health Care Services	Term Loan	6.25%	6/30/2026	474.6	474.6	432.7	0.16%
^Desert Tacos LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/30/2026	90.7	90.7	88.1	0.03%
^VMA Technologies LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	6/30/2026	20.2	20.2	18.2	0.01%
^Corning Lumber Company Inc and Frank R Close and Son Inc	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	6/30/2029	181.2	181.2	187.1	0.07%
^Castone Creations Inc	Nonmetallic Mineral Product Manufacturing	Term Loan	Prime plus 2.75%	6/29/2026	78.2	78.2	72.9	0.03%
^WGI, LLC dba Williams Grant Inn	Accommodation	Term Loan	Prime plus 2.75%	6/29/2041	128.1	128.1	132.8	0.05%
^Ninsa LLC	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	6/29/2041	109.8	109.8	117.4	0.04%
See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2017
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^KWG Industries, LLC dba Peterson & Marsh Metal Industries	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	6/29/2041	$297.7	$297.7	$312.2	0.11%
^O.D.S. Inc dba Four Seasons Health & Racquet and Step ‘N’ Motion, Inc	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	6/29/2026	125.2	125.2	115.2	0.04%
^E & P Holdings 1 LLC and Evans & Paul LLC	Nonmetallic Mineral Product Manufacturing	Term Loan	Prime plus 2.75%	6/28/2026	111.9	111.9	103.5	0.04%
^MaidPro Marin dba MaidPro	Administrative and Support Services	Term Loan	Prime plus 2.75%	6/28/2026	15.7	15.7	14.1	0.01%
^Edge Pest Control LLC	Administrative and Support Services	Term Loan	Prime plus 2.75%	6/27/2026	670.7	670.7	604.2	0.22%
^All Printing Solutions, Inc. dba Pryntcomm	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	6/27/2041	533.1	533.1	536.5	0.19%
^Jumbomarkets Inc dba Rines Jumbomarkets	Food and Beverage Stores	Term Loan	Prime plus 2.75%	6/24/2026	44.7	44.7	40.3	0.01%
^El Basha Inc dba RPM West San Fernando Valley	Real Estate	Term Loan	Prime plus 2.75%	6/24/2026	16.7	16.7	15.1	0.01%
^Island Time Investments, LLC dba Swantown Inn Bed & Breakfast	Accommodation	Term Loan	Prime plus 2.75%	6/24/2041	98.8	98.8	105.7	0.04%
^Yellow Cab Company of Kissimmee Inc	Transit and Ground Passenger Transportation	Term Loan	Prime plus 2.75%	6/24/2041	55.5	55.5	55.6	0.02%
^Shooting Sports Academy LLC and Jetaa LLC dba Shooting Sports Academy	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	6/23/2041	486.3	486.3	494.3	0.18%
^Long Island Comedy LLC dba Governors and New York Comedy, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/23/2041	183.0	183.0	190.1	0.07%
^Visual Advantage LLC dba Signs Now Perryberg	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	6/23/2041	89.1	89.1	91.7	0.03%
^SNS of Central Alabama, LLC dba Steak N Shake	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/21/2026	51.4	51.4	48.7	0.02%
^Evergreen Investment & Property Management LLC ,Universal Kidney Center	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	6/20/2041	1,223.2	1,223.2	1,292.8	0.46%
^Italian Heritage Tile and Stone Inc	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	6/20/2026	55.9	55.9	50.3	0.02%
^Bagelicious, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/17/2026	48.8	48.8	44.2	0.02%
^T and B Boots Inc dba Takken’s Shoes	Clothing and Clothing Accessories Stores	Term Loan	Prime plus 2.75%	6/17/2026	204.5	204.5	208.9	0.08%
^NKJ Lusby Donuts LLC	Food and Beverage Stores	Term Loan	Prime plus 2.75%	6/16/2026	20.1	20.1	18.1	0.01%
^Winegirl Wines LLC	Beverage and Tobacco Product Manufacturing	Term Loan	Prime plus 2.75%	6/16/2026	10.1	10.1	10.3	—%

See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2017
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Blue Eagle Transport Inc, Greeneagle Transport Inc and Golden Eagle Transport	Couriers and Messengers	Term Loan	Prime plus 2.75%	6/16/2026	$506.1	$506.1	$455.9	0.16%
^Jai-Alexia Consulting, Inc.	Couriers and Messengers	Term Loan	Prime plus 2.75%	6/15/2026	10.6	10.6	9.5	—%
^Pumpkin Patch Child Care of Southington, LLC and Giuseppe Pugliares	Social Assistance	Term Loan	Prime plus 2%	6/15/2041	501.5	501.5	497.8	0.18%
^Strag Industries LLC dba Meineke Car Care Center 841	Repair and Maintenance	Term Loan	Prime plus 2.75%	6/15/2026	13.4	13.4	12.9	—%
^Luv 2 Play AZ LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	6/10/2026	55.9	55.9	55.9	0.02%
^Refoleen Inc dba Spice and Tea Exchange	Food and Beverage Stores	Term Loan	Prime plus 2.75%	6/10/2026	77.4	77.4	69.8	0.03%
^VBGB Uptown, LLC dba VBGB Beer Hall & Garden	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/8/2026	75.1	75.1	67.7	0.02%
^ScimTech Industries Inc dba Archer Aerospace	Computer and Electronic Product Manufacturing	Term Loan	Prime plus 2.75%	6/6/2026	10.7	10.7	9.7	—%
^Larry H. Patterson and Rainbow Movers, Inc	Truck Transportation	Term Loan	Prime plus 2.75%	6/6/2026	20.1	20.1	18.2	0.01%
^Solvit Inc and Solvit North Inc	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	6/3/2026	226.2	226.2	211.8	0.08%
^AP5 LLC dba Krauser’s Food Store	Food and Beverage Stores	Term Loan	Prime plus 2.75%	6/2/2041	236.8	236.8	246.4	0.09%
^ATI Jet Inc	Air Transportation	Term Loan	Prime plus 2.75%	5/31/2026	460.4	460.4	430.3	0.15%
^Farmer Boy Diner Inc dba Farmer Boy Diner & Restaurant	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	5/31/2026	44.4	44.4	45.3	0.02%
^Angelo Faia dba AVF Construction	Construction of Buildings	Term Loan	Prime plus 2.75%	5/27/2041	97.1	97.1	100.5	0.04%
^Premier Athletic Center of Ohio, Inc	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	5/27/2026	77.7	77.7	79.3	0.03%
^Jack Frost Firewood Inc. and David Dubinsky	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	5/26/2041	201.0	201.0	207.0	0.07%
^Mersada Holdings LLC	Nonstore Retailers	Term Loan	Prime plus 2.75%	5/26/2026	299.6	299.6	305.9	0.11%
^Southwest Division Inc	Heavy and Civil Engineering Construction	Term Loan	Prime plus 2.75%	5/26/2026	7.3	7.3	6.9	—%
^PennyLion LLC dba Creamistry	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	5/25/2026	72.8	72.8	67.1	0.02%
^International Kitchen Supply LLC	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	5/25/2026	165.8	165.8	155.9	0.06%

See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2017
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Groth Lumber Co. Inc. dba True Value	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	5/25/2026	$20.0	$20.0	$20.4	0.01%
^Powerspec Inc	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	5/24/2026	77.7	77.7	70.0	0.03%
^Island Life Graphics Inc dba FASTSIGNS #576	Miscellaneous Manufacturing	Term Loan	Prime plus 2.75%	5/24/2026	20.0	20.0	18.2	0.01%
^Horseshoe Barbecue, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	5/23/2029	12.4	12.4	12.8	—%
^Elderfriend Inc dba Granny Nannies dba GN Live Scan	Social Assistance	Term Loan	Prime plus 2.75%	5/20/2026	11.3	11.3	10.2	—%
^National Air Cargo Holdings Inc	Air Transportation	Term Loan	Prime plus 2.75%	5/20/2026	1,109.5	1,109.5	1,118.9	0.40%
^Pro Auto Repair LLC	Repair and Maintenance	Term Loan	Prime plus 2.75%	5/20/2026	6.6	6.6	6.6	—%
^HBA LLC dba Palmetto Twist-Vista	Repair and Maintenance	Term Loan	Prime plus 2.75%	5/18/2026	17.2	17.2	15.9	0.01%
^J&A Laundromat Inc.	Personal and Laundry Services	Term Loan	Prime plus 2.75%	5/18/2026	59.9	59.9	55.1	0.02%
^Dedicated Incorporated	Administrative and Support Services	Term Loan	Prime plus 2.75%	5/18/2041	45.3	45.3	47.3	0.02%
^J Harris Trucking, LLC	Truck Transportation	Term Loan	Prime plus 2.75%	5/13/2026	38.3	38.3	36.3	0.01%
^FJN Catering Inc	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	5/13/2041	256.2	256.2	272.6	0.10%
^LED Lighting Enterprises LLC	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	5/13/2026	20.0	20.0	18.4	0.01%
^Studio Find It Georgia Inc	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	5/13/2026	20.0	20.0	18.5	0.01%
^Pumpkin Patch Inc and Christine Feliciano and Antonio Feliciano	Social Assistance	Term Loan	Prime plus 2.75%	5/12/2041	129.1	129.1	133.4	0.05%
^The Delon Group LLC dba I Love Juice Bar	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	5/12/2026	19.3	19.3	17.4	0.01%
^Sabir Inc. dba Bear Diner	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	5/11/2041	120.8	120.8	127.3	0.05%
^Gator D’Lites LLC dba D’Lites Emporium	Food and Beverage Stores	Term Loan	Prime plus 2.75%	5/5/2026	20.0	20.0	18.0	0.01%
^Warner Home Comfort, LLC dba Smith Piping	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	4/29/2041	80.3	80.3	83.0	0.03%
^Keller, Fishback & Jackson LLP	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	4/29/2026	115.0	115.0	117.5	0.04%
^Marc S. Rosenberg P.C. dba Mammuth and Rosenberg	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	4/29/2026	19.8	19.8	17.9	0.01%
^Euro Car Miami LLC	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	4/29/2026	55.1	55.1	56.2	0.02%

See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2017
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Hard Exercise Works Winter Park LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	4/29/2026	$35.9	$35.9	$32.3	0.01%
^La Nopalera Mexicano 2, Inc.	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	4/29/2026	79.5	79.5	81.2	0.03%
^Loriet LLC	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	4/29/2026	6.6	6.6	6.0	—%
^May-Craft Fiberglass Products Inc	Transportation Equipment Manufacturing	Term Loan	Prime plus 2.75%	4/29/2041	240.8	240.8	257.5	0.09%
^Alpha Omega Trucking LLC	Truck Transportation	Term Loan	Prime plus 2.75%	4/29/2041	171.0	171.0	182.9	0.07%
^Scoler LLC dba Gold’s Gym	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	4/29/2026	231.2	231.2	216.3	0.08%
^Empowerschool LLC and Empower Autism Academy, LLC	Social Assistance	Term Loan	Prime plus 2.75%	4/29/2041	147.8	147.8	158.0	0.06%
^Inner Beauty Salon and Suite LLC	Personal and Laundry Services	Term Loan	Prime plus 2.75%	4/28/2041	63.2	63.2	67.2	0.02%
^Atlantic Restaurant Associates LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	4/28/2041	255.4	255.4	269.4	0.10%
^Costume World Inc	Clothing and Clothing Accessories Stores	Term Loan	Prime plus 2.75%	4/28/2041	1,219.4	1,219.4	1,304.0	0.47%
^Pecos Inn LLC dba Econo Lodge	Accommodation	Term Loan	Prime plus 2.75%	4/28/2041	657.0	657.0	692.9	0.25%
^Shepherd Appraisal Services LLC dba Property Damage Appraisers of Oklahoma	Real Estate	Term Loan	Prime plus 2.75%	4/28/2026	7.9	7.9	7.1	—%
^Knowledge First Inc dba Magic Years of Learning	Social Assistance	Term Loan	Prime plus 2.75%	4/27/2026	70.6	70.6	69.1	0.02%
^Green Country Filter Manufacturing LLC	Miscellaneous Manufacturing	Term Loan	Prime plus 2.75%	4/27/2026	75.4	75.4	69.4	0.02%
^Accent Comfort Services, LLC	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	4/26/2026	79.3	79.3	71.4	0.03%
^Homecare Casa Rhoda 123 Inc	Ambulatory Health Care Services	Term Loan	Prime plus 2%	4/26/2041	654.6	654.6	656.7	0.24%
^Automotive Core Recycling, LLC and 828 Old Colony Road, LLC	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	4/22/2041	243.2	243.2	244.5	0.09%
^McIntosh Trail Management Services Organization Inc	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	4/22/2041	414.1	414.1	442.8	0.16%
^Jande Graphics LLC dba FastSigns #103201	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	4/21/2026	49.3	49.3	44.4	0.02%
^AAA Mill Direct, Inc. dba Carpet Mill Outlets	Furniture and Home Furnishings Stores	Term Loan	Prime plus 2.75%	4/21/2026	6.9	6.9	7.1	—%

See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2017
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Miguel Fernando Borda, P.A. dba BGR Dental	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	4/15/2026	$19.8	$19.8	$18.3	0.01%
^Sushiya Inc	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	4/12/2026	77.1	77.1	71.7	0.03%
^Sierra Foothill Cremation & Funeral Service, Inc.	Personal and Laundry Services	Term Loan	Prime plus 2.75%	4/7/2026	46.7	46.7	42.1	0.02%
^Waterfalls Quick Lube LLC and Veracruz Shabo LLC	Repair and Maintenance	Term Loan	Prime plus 2.75%	4/6/2041	268.2	268.2	281.0	0.10%
^KNS Early Learning Academy LLC	Social Assistance	Term Loan	Prime plus 2.75%	4/6/2041	49.7	49.7	51.1	0.02%
^Vehicle Safety Supply LLC	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	3/31/2026	19.7	19.7	17.7	0.01%
^Men of Steel Enterprises LLC and Vogelbacher Properties LLC	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	3/31/2041	382.2	382.2	379.9	0.14%
^Gill Express Inc and Blue Speed LLC	Repair and Maintenance	Term Loan	Prime plus 2.75%	3/31/2041	503.2	503.2	521.2	0.19%
^Dana A. Farley dba Independent Cabinets	Furniture and Related Product Manufacturing	Term Loan	Prime plus 2.75%	3/31/2041	65.6	65.6	70.1	0.03%
^Christian Soderquist dba Soderquist Plumbing and Heating LLC	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	3/31/2041	55.1	55.1	58.9	0.02%
^Duke’s Cleaners Inc	Personal and Laundry Services	Term Loan	Prime plus 2.75%	3/31/2026	41.1	41.1	39.5	0.01%
^Farhad Brothers LLC dba Lulu’s Pizzeria & Family Restaurant and Marvin	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/31/2026	54.8	54.8	49.3	0.02%
^Cameo Carter, MD A Professional Corporation dba The Garden Pediatric Group	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	3/31/2026	65.6	65.6	59.0	0.02%
^Gordon Rogers and Heidi Rogers dba Stone House Motor Inn	Accommodation	Term Loan	Prime plus 2.75%	3/30/2026	19.9	19.9	20.3	0.01%
^NOSO Development, LLC	Construction of Buildings	Term Loan	Prime plus 2.75%	3/30/2026	163.9	163.9	147.5	0.05%
^Wyldewood Cellars, Inc.	Beverage and Tobacco Product Manufacturing	Term Loan	Prime plus 2.75%	3/30/2041	969.9	969.9	977.8	0.35%
^Tom Sawyer Country Restaurant LLC and AM 3208 LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/30/2041	250.5	250.5	264.9	0.10%
^MTS Car Service LLC	Transit and Ground Passenger Transportation	Term Loan	Prime plus 2.75%	3/30/2026	9.2	9.2	8.3	—%
^Beale Street Blues Company-West Palm Beach, LLC	Performing Arts, Spectator Sports, and Related Industries	Term Loan	Prime plus 2.75%	3/30/2026	82.0	82.0	75.4	0.03%
^Barrocas Gym LLC dba Snap Fitness	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	3/29/2026	17.4	17.4	16.6	0.01%

See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2017
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Vinmar Inc. dba Locanda Portofino	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/29/2026	$71.0	$71.0	$63.9	0.02%
^Lust for Life Footwear, LLC	Leather and Allied Product Manufacturing	Term Loan	Prime plus 2.75%	3/29/2026	327.8	327.8	295.0	0.11%
^Atlantis of Daytona LLC and Pierre Mamane and Eva Mamane	Clothing and Clothing Accessories Stores	Term Loan	Prime plus 2%	3/29/2041	491.7	491.7	499.9	0.18%
^Marathon Engineering Corporation	Miscellaneous Manufacturing	Term Loan	Prime plus 2.75%	3/28/2041	43.7	43.7	45.9	0.02%
^PHCDC1 LLC dba Quarter + Glory and Public House Collective, Corp.	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/28/2026	43.8	43.8	41.3	0.01%
^ReNew Interior Surface Cleaning LLC	Administrative and Support Services	Term Loan	Prime plus 2.75%	3/28/2026	10.8	10.8	10.9	—%
^RCB Enterprises, Inc.	Administrative and Support Services	Term Loan	Prime plus 2.75%	3/25/2026	49.2	49.2	44.3	0.02%
^Revolution Physical Therapy LLC dba Apex Network Physical Therapy	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	3/25/2026	19.9	19.9	18.3	0.01%
^Excel RP Inc	Machinery Manufacturing	Term Loan	Prime plus 2.75%	3/25/2026	109.3	109.3	103.4	0.04%
^ActKnowledge, Inc.	Personal and Laundry Services	Term Loan	Prime plus 2.75%	3/24/2026	109.3	109.3	111.5	0.04%
^International Construction Inc	Heavy and Civil Engineering Construction	Term Loan	Prime plus 2.75%	3/24/2041	48.6	48.6	50.1	0.02%
^Lowgap Grocery & Grill LLC	General Merchandise Stores	Term Loan	Prime plus 2.75%	3/24/2041	162.7	162.7	173.9	0.06%
^Flooring Liquidators Inc and Premier Flooring Yonkers Inc and Flooring	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	3/24/2026	43.7	43.7	44.0	0.02%
^Acton Hardware LLC and Mark Allgood & Jamie Allgood	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	3/24/2041	484.7	484.7	491.8	0.18%
^Magnation Corporation and Misha Family Trust	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	3/22/2041	98.6	98.6	105.4	0.04%
^growth.period LLC and Potomac Recruiting LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	3/21/2026	136.6	136.6	122.9	0.04%
^Precious Care LLC and Precious Care Management LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	3/21/2026	488.0	488.0	441.6	0.16%
^Media Capital Partners, Inc	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	Term Loan	Prime plus 2.75%	3/21/2026	19.7	19.7	17.7	0.01%
See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2017
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Taylors Zinn Enterprises Inc dba Eons Auto Care Inc	Repair and Maintenance	Term Loan	Prime plus 2.75%	3/18/2041	$78.4	$78.4	$83.2	0.03%
^ERT Group Inc and Curt’s Tools Inspection Inc	Support Activities for Mining	Term Loan	Prime plus 2.75%	3/18/2041	1,229.8	1,229.8	1,269.0	0.46%
^Kekoa Enterprises Inc dba Signarama Sandy	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	3/18/2026	43.3	43.3	38.9	0.01%
^Mariam Diner Inc dba Country Kitchen Restaurant	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/18/2026	45.9	45.9	41.3	0.01%
^Brian T Rice dba BD Logging	Forestry and Logging	Term Loan	Prime plus 2.75%	3/17/2026	13.8	13.8	13.0	—%
^Demand Printing Solutions Inc.	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	3/16/2026	19.0	19.0	18.7	0.01%
^Evergreen Pallet LLC and Evergreen Recycle LLC	Wood Product Manufacturing	Term Loan	Prime plus 2.75%	3/16/2026	918.7	918.7	864.7	0.31%
^K Soles Corp dba Max Collections	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	3/16/2026	19.7	19.7	17.7	0.01%
^LAN Doctors Inc	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	3/16/2026	48.1	48.1	49.1	0.02%
^R & D Enterprises Inc dba My Pool Man	Administrative and Support Services	Term Loan	Prime plus 2.75%	3/15/2026	43.7	43.7	39.3	0.01%
^Mustafa Inc and Raouf Properties LLC	Food and Beverage Stores	Term Loan	Prime plus 2.75%	3/14/2041	73.0	73.0	77.2	0.03%
^HEWZ, LLC dba Hard Exercise Works	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	3/14/2026	19.6	19.6	17.7	0.01%
^Country Paint and Hardware Inc	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	3/11/2026	76.4	76.4	70.0	0.03%
^Wilban LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/11/2026	94.2	94.2	92.6	0.03%
^Dupre Capital LLC dba Fastsigns	Miscellaneous Manufacturing	Term Loan	Prime plus 2.75%	3/11/2026	51.1	51.1	45.9	0.02%
^Magill Truck Line LLC and Jeff J. Ralls	Truck Transportation	Term Loan	Prime plus 2.75%	3/11/2029	193.4	193.4	183.9	0.07%
^ABCs & 123s Infant and Child Care Center LP	Social Assistance	Term Loan	Prime plus 2.75%	3/11/2026	9.8	9.8	8.8	—%
^Accuair Control Systems LLC dba Accuair Suspension	Transportation Equipment Manufacturing	Term Loan	Prime plus 2.75%	3/11/2026	131.1	131.1	120.2	0.04%
^State Painting & Decorating Co., Inc.	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	3/10/2026	90.7	90.7	81.6	0.03%

See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2017
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^B.P.T.M. of NV LLC and Agentis Bros., LLC	Repair and Maintenance	Term Loan	Prime plus 2.75%	3/9/2041	$510.0	$510.0	$529.5	0.19%
^Step Up Academy of the Arts LLC	Educational Services	Term Loan	Prime plus 2.75%	3/9/2026	7.0	7.0	6.3	—%
^A & A Auto Care LLC	Repair and Maintenance	Term Loan	Prime plus 2.75%	3/9/2026	10.8	10.8	10.7	—%
^Faith Summit Supply Inc dba Summit Supply and Summit True Value	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	3/9/2026	19.7	19.7	18.7	0.01%
^Swerve Salon LLC	Personal and Laundry Services	Term Loan	Prime plus 2.75%	3/8/2026	69.1	69.1	62.1	0.02%
^J & W Hardwood Flooring Inc	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	3/7/2026	6.6	6.6	5.9	—%
^Labmates LLC and POV Holdings LLC	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	3/4/2041	106.1	106.1	113.4	0.04%
^Hueston and Company CPA LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	3/4/2026	7.1	7.1	6.5	—%
^Almost Home Daycare LLC	Social Assistance	Term Loan	Prime plus 2.75%	3/3/2026	45.0	45.0	45.2	0.02%
^Miles of Smiles Inc	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/2/2026	83.3	83.3	76.3	0.03%
^Living Essentials HVAC Corp	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	2/28/2026	13.0	13.0	11.8	—%
^Consulting Solutions, Inc. and Mark Luciani	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	2/28/2026	9.8	9.8	9.9	—%
^Powerpits CS1, LLC dba Pita Pit	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/28/2026	16.3	16.3	15.3	0.01%
^Drug Detection Laboratories, Inc. and Minh Tran	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	2/28/2026	17.2	17.2	15.7	0.01%
^Doxa Deo Inc dba Luv 2 Play	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	2/28/2026	95.1	95.1	88.0	0.03%
^The River Beas, LLC dba Subway and Punam Singh	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/28/2041	131.7	131.7	139.6	0.05%
^Blackstones Hairdressing LLC	Personal and Laundry Services	Term Loan	Prime plus 2.75%	2/23/2026	45.4	45.4	41.2	0.01%
^Aaradhya LLC dba Market Square Laundry	Personal and Laundry Services	Term Loan	Prime plus 2.75%	2/23/2026	69.4	69.4	62.5	0.02%
^R-No-Landscaping LLC	Personal and Laundry Services	Term Loan	Prime plus 2.75%	2/19/2026	7.2	7.2	6.6	—%

See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)

DECEMBER 31, 2017

(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^BER Enterprise 332 Inc dba Edible Arrangements	Food and Beverage Stores	Term Loan	Prime plus 2.75%	2/19/2026	$19.5	$19.5	$17.7	0.01%
^R & K Contracting Inc	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	2/18/2026	13.7	13.7	13.8	—%
^Pacific Coast Medical Group LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	2/17/2026	212.5	212.5	216.8	0.08%
^B for Blonde, LLC dba Blo Blow Dry Bar	Personal and Laundry Services	Term Loan	Prime plus 2.75%	2/12/2026	54.4	54.4	49.1	0.02%
^Gilmore Heights Dental Holdings, LTD and Chas Rob LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	2/12/2029	282.2	282.2	271.5	0.10%
^Ei3 Corporation	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	2/12/2026	283.5	283.5	289.3	0.10%
^Jersey Shore Marina & Boat Sales, Inc.	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	2/12/2041	607.0	607.0	648.7	0.23%
^Base USA, Inc.	Clothing and Clothing Accessories Stores	Term Loan	Prime plus 2.75%	2/2/2026	43.4	43.4	44.3	0.02%
^Zouk Ltd dba Palma	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	1/29/2026	19.4	19.4	19.8	0.01%
^Tammy Lavertue	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	Term Loan	Prime plus 2.75%	1/28/2026	9.7	9.7	9.7	—%
^Wildflour Bakery & Cafe LLC	Social Assistance	Term Loan	Prime plus 2.75%	1/28/2026	53.8	53.8	54.3	0.02%
^SuzyQue’s LLC dba SuzyQue’s	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	1/28/2026	19.4	19.4	19.8	0.01%
^New Image Building Services, Inc. dba The Maids serving Oakland	Administrative and Support Services	Term Loan	Prime plus 2.75%	1/19/2026	71.6	71.6	67.0	0.02%
^Gendron Funeral and Cremation Services, Inc.	Personal and Laundry Services	Term Loan	Prime plus 2.75%	1/11/2041	107.5	107.5	114.9	0.04%
^Dolarian Realty LLC and OV’s Restaurant Inc	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	1/5/2041	65.7	65.7	70.2	0.03%
^Lemonberry Food Stores Inc dba Lemonberry Frozen Yogurt	Food and Beverage Stores	Term Loan	Prime plus 2.75%	12/29/2025	96.1	96.1	89.1	0.03%
^MCF Forte LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/29/2025	16.0	16.0	14.5	0.01%
^Panditos LLC dba White Lotus Home	Miscellaneous Manufacturing	Term Loan	Prime plus 2.75%	12/28/2025	13.6	13.6	12.2	—%
^Bright Dialysis LLC and Ft Pierce Kidney Care LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/28/2025	1,067.6	1,067.6	962.6	0.35%
^V2 Tango LLC dba Palette 22	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/23/2025	213.5	213.5	197.0	0.07%
^Ridge Road Equestrian LLC dba Ricochet Ridge Ranch Inc	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	12/23/2040	99.0	99.0	103.4	0.04%
^800 on the Trax LLC and Matrix Z LLC	Nonmetallic Mineral Product Manufacturing	Term Loan	Prime plus 2.75%	12/23/2040	233.0	233.0	242.0	0.09%

See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)

DECEMBER 31, 2017

(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Joyce Outdoor Advertising Chicago LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	12/22/2040	$291.8	$291.8	$301.7	0.11%
^The LAX Shop Inc	Sporting Goods, Hobby, Musical Instrument, and Book Stores	Term Loan	Prime plus 2.75%	12/22/2025	83.5	83.5	85.1	0.03%
^Premier Athletic Center of Ohio Inc. and Gates Investments and Wade Gates	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	12/22/2028	792.9	792.9	817.1	0.29%
^Hattingh Incorporated dba Prosthetic Care Facility	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/21/2025	15.4	15.4	14.4	0.01%
^G.W. Fitness Centers, LLC and J.G. Fitness LLC and NP Gym LLC and ANA	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	12/18/2040	990.3	990.3	1,057.7	0.38%
^Trip Consultants U.S.A. Inc.	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	12/18/2025	149.5	149.5	134.4	0.05%
^Jay Kevin Gremillion dba Dino Smiles Children’s Cosmetic Dentistry	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/18/2025	64.0	64.0	58.9	0.02%
^Capital Scrap Metal LLC	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	12/18/2025	29.7	29.7	27.1	0.01%
^Labmates LLC	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	12/18/2040	157.0	157.0	167.7	0.06%
^Abbondanza Market LLC dba Hampton Falls Village Market	Food and Beverage Stores	Term Loan	Prime plus 2.75%	12/18/2025	57.4	57.4	53.0	0.02%
^Accent Tag and Label Inc	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	12/18/2040	640.6	640.6	667.4	0.24%
^Mustafa Inc dba Adiba Grocery	Food and Beverage Stores	Term Loan	Prime plus 2.75%	12/17/2025	88.7	88.7	90.4	0.03%
^Learning Skills LLC and Christopher Shrope	Educational Services	Term Loan	Prime plus 2.75%	12/17/2025	9.2	9.2	8.3	—%
^New York Home Health Care Equipment, LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/16/2025	758.9	758.9	767.4	0.28%
^Moments to Remember USA LLC dba Retain Loyalty	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	12/16/2025	64.1	64.1	62.4	0.02%
^JAG Unit 1, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/16/2025	213.5	213.5	192.0	0.07%
^Abitino’s JFK LLC dba Abitino’s	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/16/2022	98.1	98.1	91.4	0.03%
^Swalm Sreet LLC and New York Home Health Care Equipment LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/16/2040	363.7	363.7	384.7	0.14%
^SDA Holdings LLC and Les Cheveux Salon Inc	Personal and Laundry Services	Term Loan	Prime plus 2.75%	12/15/2040	417.7	417.7	429.7	0.15%
^Evans & Paul LLC and E&P Holdings I LLC	Nonmetallic Mineral Product Manufacturing	Term Loan	Prime plus 2.75%	12/15/2025	106.8	106.8	98.6	0.04%
^Basista Family Limited Partnership and UPE, Inc.	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	12/14/2040	330.9	330.9	343.6	0.12%

See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)

DECEMBER 31, 2017

(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^DC Enterprises Ltd. dba Lakeview True Value	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	12/14/2025	$19.2	$19.2	$19.0	0.01%
^Tri-State Remodeling & Investments, LLC	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	12/11/2025	13.6	13.6	13.6	—%
^AGR Foodmart Inc dba Nashua Road Mobil	Gasoline Stations	Term Loan	Prime plus 2.75%	12/11/2025	19.2	19.2	18.9	0.01%
^Alexandra Afentoulides dba Vi’s Pizza Restaurant	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/11/2040	44.7	44.7	47.7	0.02%
^Cares, Inc dba Dumpling Grounds Day Care Center	Social Assistance	Term Loan	Prime plus 2.75%	12/10/2025	6.4	6.4	6.5	—%
^Custom Exteriors, Inc.	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	12/9/2025	85.4	85.4	79.1	0.03%
^Sushiya, Inc.	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/8/2025	92.9	92.9	86.3	0.03%
^My Jewels, LLC dba The UPS Store #6712	Administrative and Support Services	Term Loan	Prime plus 2.75%	12/7/2025	30.2	30.2	27.2	0.01%
^Blue Ox Trucking Inc.	Truck Transportation	Term Loan	Prime plus 2.75%	12/4/2025	2.5	2.5	2.5	—%
^Food & Fuel Company LLC dba Lowery Food Mart	Food and Beverage Stores	Term Loan	Prime plus 2.75%	12/4/2040	118.4	118.4	126.4	0.05%
^LC Blvd Holdings LLC and Mt Pleasant Wash & Wax LLC	Repair and Maintenance	Term Loan	Prime plus 2.75%	12/4/2040	486.4	486.4	510.5	0.18%
^American Campgrounds LLC dba Whit’s End Campground	Accommodation	Term Loan	Prime plus 2.75%	12/4/2040	283.1	283.1	297.6	0.11%
^Tariq, LLC dba 76 Food Mart	Gasoline Stations	Term Loan	Prime plus 2.75%	12/2/2040	362.3	362.3	380.7	0.14%
^401 JJS, Corp and G. Randazzo’s Trattoria Corporation	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/1/2040	51.3	51.3	53.2	0.02%
^Delta Aggregate, LLC	Mining (except Oil and Gas)	Term Loan	Prime plus 2.75%	11/30/2025	90.7	90.7	92.5	0.03%
^Hurshell Leon Dutton dba High Jump Party Rentals	Rental and Leasing Services	Term Loan	Prime plus 2.75%	11/30/2025	14.8	14.8	15.1	0.01%
^Japp Business Inc dba Pick and Eat and Japp Drink Corp.	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/30/2025	106.1	106.1	99.5	0.04%
^Smokeyard Inc dba Smokeyard BBQ and Chop Shop	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/30/2025	105.9	105.9	97.0	0.03%
^DWeb Studio, Inc.	Educational Services	Term Loan	Prime plus 2.75%	11/25/2025	9.5	9.5	8.6	—%
^State Painting and Decorating Co Inc	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	11/25/2025	61.2	61.2	55.1	0.02%
^Sambella Holdings, LLC and Strike Zone Entertainment Center LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	11/23/2040	738.3	738.3	784.0	0.28%
^Play and Learn Child Care and School Inc	Social Assistance	Term Loan	Prime plus 2.75%	11/23/2025	9.4	9.4	9.6	—%
^Ronny Ramirez RX Corp dba Naturxheal Family Pharmacy	Health and Personal Care Stores	Term Loan	Prime plus 2.75%	11/20/2025	76.4	76.4	69.8	0.03%
^Haven Hospitality Group Inc. dba Haven Gastropub	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/20/2025	112.2	112.2	102.5	0.04%

See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)

DECEMBER 31, 2017

(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^CNYP 717 Irondequoit LLC and CNYP 2002 Ontario LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/20/2040	$236.8	$236.8	$236.1	0.08%
^S.B.B. Enterprises Inc dba Williamston Hardware	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	11/19/2040	104.7	104.7	104.6	0.04%
^Key Pix Productions Inc. dba Air Bud Entertainment	Performing Arts, Spectator Sports, and Related Industries	Term Loan	Prime plus 2.75%	11/18/2040	608.0	608.0	649.4	0.23%
^E.S.F.P. LLC dba Volusia Van and Storage	Truck Transportation	Term Loan	Prime plus 2.75%	11/11/2025	75.4	75.4	69.2	0.02%
^Green Life Lawnscapes LLC dba Green Life Lawn Care	Administrative and Support Services	Term Loan	Prime plus 2.75%	11/6/2025	110.3	110.3	110.9	0.04%
^Jumbomarkets Inc dba Rines Jumbomarkets	Food and Beverage Stores	Term Loan	Prime plus 2.75%	11/4/2025	259.4	259.4	260.5	0.09%
^Bisson Transportation Inc dba I & R Associates and Document Security	Truck Transportation	Term Loan	Prime plus 2.75%	10/30/2025	18.9	18.9	18.5	0.01%
^L.M. Jury Enterprises, Inc dba Midwest Monograms	Textile Product Mills	Term Loan	Prime plus 2.75%	10/28/2025	65.7	65.7	60.0	0.02%
^Top Cat Ready Mix, LLC, Ples Investments LLC	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	10/28/2025	597.3	597.3	554.1	0.20%
^Windsor Direct Distribution LLC	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	10/26/2025	12.0	12.0	10.8	—%
^Financial Network Recovery	Administrative and Support Services	Term Loan	Prime plus 2.75%	10/26/2025	33.6	33.6	30.2	0.01%
^Tannehill Enterprises Inc dba Hobbytown USA Folsom	Sporting Goods, Hobby, Musical Instrument, and Book Stores	Term Loan	Prime plus 2.75%	10/14/2025	73.4	73.4	66.0	0.02%
^ADMO Inc dba Mid States Equipment	Plastics and Rubber Products Manufacturing	Term Loan	Prime plus 2.75%	10/8/2025	18.9	18.9	17.4	0.01%
^Recycling Consultants, Inc. and Prairie State Salvage and Recycling Inc	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	9/30/2027	668.0	668.0	634.2	0.23%
^SCJEN Management Inc dba Bowl of Heaven	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/30/2025	60.0	60.0	53.9	0.02%
^Naeem Khan LTD	Apparel Manufacturing	Term Loan	Prime plus 2.75%	9/30/2025	104.1	104.1	93.5	0.03%
^Accent Homes Services LLC dba Benjamin Franklin Plumbing of Kansas City	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	9/30/2028	58.8	58.8	59.1	0.02%
^Bat Bridge Investments Inc dba Kalologie 360 Spa	Personal and Laundry Services	Term Loan	Prime plus 2.75%	9/30/2025	72.7	72.7	65.3	0.02%
^Binky’s Vapes LLC	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	9/30/2025	18.7	18.7	16.8	0.01%
^Barub Realty LLC and Barub LLC dba Woodlawn Cabinets	Furniture and Home Furnishings Stores	Term Loan	Prime plus 2.75%	9/30/2040	137.5	137.5	146.6	0.05%
^R.H. Hummer Jr., Inc.	Truck Transportation	Term Loan	Prime plus 2.75%	9/30/2025	324.3	324.3	321.5	0.12%
See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)

DECEMBER 31, 2017

(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Greensward of Marco Inc.	Administrative and Support Services	Term Loan	Prime plus 2.75%	9/28/2040	$84.1	$84.1	$87.0	0.03%
^RIM Investments LLC and RIM Architects LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	9/28/2040	383.5	383.5	395.2	0.14%
^The Grasso Companies LLC and Grasso Pavement Maintenance LLC	Heavy and Civil Engineering Construction	Term Loan	Prime plus 2.75%	9/28/2025	428.0	428.0	435.8	0.16%
^Sandlot Ventures LLC and Sandbox Ventures LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	9/25/2040	426.0	426.0	434.1	0.16%
^Yachting Solutions LLC	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	9/25/2040	925.2	925.2	941.5	0.34%
^Prestigious LifeCare for Seniors LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	9/25/2025	8.2	8.2	7.9	—%
^Daniel W. Stark dba Mountain Valley Lodge and RV Park	Accommodation	Term Loan	Prime plus 2.75%	9/25/2040	13.0	13.0	13.8	—%
^St Lawrence Hotel Corp and Oheka Catering Inc dba Quality Inn	Accommodation	Term Loan	Prime plus 2.75%	9/24/2040	600.8	600.8	625.4	0.22%
^Hagerstown Muffler, Inc. and JMS Muffler, Inc	Repair and Maintenance	Term Loan	Prime plus 2.75%	9/24/2040	314.8	314.8	336.0	0.12%
^J.R. Wheeler Corporation dba Structurz Exhibits and Graphics	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	10/24/2025	17.5	17.5	17.9	0.01%
^Rutledge Enterprises Inc dba BLC Property Management	Administrative and Support Services	Term Loan	Prime plus 2.75%	9/23/2040	59.6	59.6	62.1	0.02%
^Finish Strong Inc dba FASTSIGNS St Peters	Miscellaneous Manufacturing	Term Loan	Prime plus 2.75%	9/23/2025	41.7	41.7	37.4	0.01%
^J3K LLC dba Ronan True Value Hardware	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	9/23/2025	127.1	127.1	114.1	0.04%
^Nova Solutions Inc	Furniture and Related Product Manufacturing	Term Loan	Prime plus 2.75%	9/22/2040	307.6	307.6	320.5	0.12%
^Pine Belt Wood Products LLC	Forestry and Logging	Term Loan	Prime plus 2.75%	9/22/2040	157.4	157.4	154.5	0.06%
^Sound Manufacturing Inc	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	9/21/2025	41.6	41.6	39.1	0.01%
^IIoka Inc dba New Cloud Networks	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	9/21/2025	556.8	556.8	500.0	0.18%
^Vanderhoof LLC dba Soxfords	Apparel Manufacturing	Term Loan	Prime plus 2.75%	9/18/2025	13.2	13.2	11.9	—%
^MiJoy Inc dba Imo’s Pizza	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/18/2025	6.9	6.9	6.2	—%
^Naeem Khan LTD	Apparel Manufacturing	Term Loan	Prime plus 2.75%	9/17/2025	104.2	104.2	93.5	0.03%
^Import Car Connection Inc dba Car Connection	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	9/16/2040	391.7	391.7	415.0	0.15%
^FirstVitals Health and Wellness Inc	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	9/15/2025	125.0	125.0	112.2	0.04%

See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)

DECEMBER 31, 2017

(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Almost Home Daycare LLC	Social Assistance	Term Loan	Prime plus 2.75%	9/11/2025	$53.7	$53.7	$54.5	0.02%
^Veliu LLC dba FASTSIGNS #15901	Miscellaneous Manufacturing	Term Loan	Prime plus 2.75%	9/10/2025	42.2	42.2	38.8	0.01%
^B and A Friction Materials Inc	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	9/9/2025	82.6	82.6	74.2	0.03%
^Gardner’s Wharf Holdings LLC and Gardner’s Wharf Seafood Inc	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	9/8/2040	134.6	134.6	143.6	0.05%
^AIG Inc	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	9/4/2040	349.7	349.7	352.6	0.13%
^Empower Autism Academy	Social Assistance	Term Loan	Prime plus 2.75%	9/4/2040	658.5	658.5	702.8	0.25%
^Higher Grounds Community Coffeehouse, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/2/2025	6.9	6.9	6.4	—%
^Delray Scrap Recycling LLC	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	8/31/2025	18.4	18.4	16.5	0.01%
^The Camera House Inc	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	8/31/2025	1,041.2	1,041.2	998.9	0.36%
^LAN Doctors Inc	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	8/28/2025	67.1	67.1	64.0	0.02%
^Elite Institute LLC dba Huntington Learning Center	Educational Services	Term Loan	Prime plus 2.75%	8/28/2025	12.5	12.5	11.3	—%
^J and K Fitness L.L.C. dba Physiques Womens Fitness Center	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	2/28/2041	91.1	91.1	95.9	0.03%
^Zephyr Seven Series LLC dba 18/8 Fine Men’s Salon	Personal and Laundry Services	Term Loan	Prime plus 2.75%	8/28/2025	69.6	69.6	63.7	0.02%
^B and J Catering Inc dba Culinary Solutions	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	8/27/2040	532.9	532.9	544.2	0.20%
^3000 CSI Property LLC and Consulting Solutions Inc	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	8/20/2040	132.3	132.3	139.9	0.05%
^God Be Glorified Inc dba GBG Inc	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	8/20/2025	43.8	43.8	39.3	0.01%
^GDP Gourmet LLC dba Joe and John’s Pizza Restaurant	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	8/19/2040	139.1	139.1	144.2	0.05%
^Gold Jet Corp.	Couriers and Messengers	Term Loan	Prime plus 2.75%	8/14/2025	59.5	59.5	56.7	0.02%
^SKJ Inc dba Subway	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	8/13/2025	70.0	70.0	63.6	0.02%
^LP Industries Inc dba Childforms	Plastics and Rubber Products Manufacturing	Term Loan	Prime plus 2.75%	7/29/2025	102.4	102.4	100.0	0.04%
^Pauley Tree and Lawn Care Inc	Administrative and Support Services	Term Loan	Prime plus 2.75%	7/28/2025	53.8	53.8	50.7	0.02%
^Beale Street Blues Company-West Palm Beach LLC	Performing Arts, Spectator Sports, and Related Industries	Term Loan	Prime plus 2.75%	7/24/2025	54.3	54.3	50.3	0.02%

See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)

DECEMBER 31, 2017

(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Forever & Always of Naples Inc dba Island Animal Hospital	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	7/24/2025	$80.9	$80.9	$77.7	0.03%
^Smart Artists Inc.	Performing Arts, Spectator Sports, and Related Industries	Term Loan	Prime plus 2.75%	7/23/2025	18.4	18.4	16.6	0.01%
^Free Ion Advisors LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	7/21/2025	52.6	52.6	47.3	0.02%
^Murrayville Donuts, Inc dba Dunkin’ Donuts	Food and Beverage Stores	Term Loan	Prime plus 2.75%	7/15/2040	333.8	333.8	340.8	0.12%
^Union 2 LLC dba The Standard	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	7/10/2025	80.3	80.3	77.3	0.03%
^Thrifty Market, Inc. dba Thrifty Foods	Food and Beverage Stores	Term Loan	Prime plus 2.75%	6/30/2030	234.9	234.9	238.7	0.09%
^Danny V, LLC dba Hugo’s Taproom	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/30/2040	44.3	44.3	47.1	0.02%
^Anglin Cultured Stone Products LLC dba Anglin Construction	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	6/30/2025	228.8	228.8	227.8	0.08%
^Jonathan E Nichols and Nichols Fire and Security LLC	Administrative and Support Services	Term Loan	Prime plus 2.75%	6/30/2025	60.9	60.9	62.1	0.02%
^BJ’s Tavern LLC and BJ’s Cabana Bar Inc	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/30/2040	203.2	203.2	219.3	0.08%
^Myclean Inc.	Personal and Laundry Services	Term Loan	Prime plus 2.75%	6/29/2025	12.9	12.9	12.7	—%
^Summit Beverage Group LLC	Beverage and Tobacco Product Manufacturing	Term Loan	Prime plus 2.75%	8/29/2030	261.7	261.7	267.9	0.10%
^Advanced Skincare Medcenter Inc dba Advanced Skincare Surgery	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	6/29/2025	274.0	274.0	270.3	0.10%
^CEM Autobody LLC dba Dawn’s Autobody	Repair and Maintenance	Term Loan	Prime plus 2.75%	6/26/2040	129.6	129.6	139.0	0.05%
^TJU-DGT Inc dba The Lorenz Cafe	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/26/2029	18.2	18.2	19.1	0.01%
^Jihan Inc dba ARCO AM/PM and Diana Inc dba Diana’s Recycling	Gasoline Stations	Term Loan	Prime plus 2.75%	6/26/2040	363.4	363.4	391.2	0.14%
^SofRep, Inc dba Force 12 Media	Other Information Services	Term Loan	Prime plus 2.75%	6/26/2025	53.8	53.8	52.7	0.02%
^E & G Enterprises LLC dba Comfort Keepers	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	6/26/2025	18.3	18.3	17.9	0.01%
^Ohs Auto Body, Inc. dba Ohs Body Shop	Repair and Maintenance	Term Loan	7.465%	6/25/2040	1,167.1	1,167.1	1,251.2	0.45%
^Wolf Enviro Interests, LLC and Enviromax Services Inc	Administrative and Support Services	Term Loan	Prime plus 2.75%	6/25/2040	236.2	236.2	250.2	0.09%
^Evinger PA One, Inc. dba Postal Annex, Falcon	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	6/24/2025	18.3	18.3	18.3	0.01%
^Richards Plumbing and Heating Co., Inc. dba Richards Mechanical	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	6/23/2040	527.6	527.6	575.2	0.21%

See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)

DECEMBER 31, 2017

(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^RJI Services, Inc.	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	6/23/2025	$18.1	$18.1	$17.7	0.01%
^Real Help LLC dba Real Help Decorative Concrete	Administrative and Support Services	Term Loan	Prime plus 2.75%	6/22/2025	43.1	43.1	44.4	0.02%
^PM Cassidy Enterprises, Inc. dba Junk King	Waste Management and Remediation Services	Term Loan	Prime plus 2.75%	6/19/2025	12.1	12.1	11.9	—%
^KRN Logistics, LLC and Newsome Trucking, Inc	Truck Transportation	Term Loan	Prime plus 2.75%	6/19/2025	448.4	448.4	450.6	0.16%
^Inverted Healthcare Staffing of Florida LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	6/18/2025	49.7	49.7	48.8	0.02%
^Flooring Liquidators Inc and Flooring Liquidators of Mt Kisco LLC	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	6/17/2025	378.7	378.7	389.6	0.14%
^AM PM Properties, LLC and AM PM Willington, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/17/2040	83.0	83.0	90.2	0.03%
^Nelson Sargsyan dba HDA Trucking	Support Activities for Transportation	Term Loan	Prime plus 2.75%	6/16/2025	105.9	105.9	103.8	0.04%
^Bizzare Foods Inc dba Trooper Foods	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	6/12/2025	95.6	95.6	93.8	0.03%
^Mirage Plastering Inc and Mpire LLC and Mpire II LLC	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	6/12/2040	132.7	132.7	139.0	0.05%
^Anturio Marketing Inc dba Logic Consulting	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	6/12/2040	277.6	277.6	302.6	0.11%
^Eldredge Tavern LLC dba Gonyea’s Tavern	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/8/2040	53.8	53.8	58.6	0.02%
^Nicor LLC dba Fibrenew Sacramento	Repair and Maintenance	Term Loan	Prime plus 2.75%	6/5/2022	9.7	9.7	9.4	—%
^Chitalian Fratelli LLC dba Francesca Brick Oven Pizza and Pasta	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/5/2025	12.7	12.7	12.5	—%
^ViAr Visual Communications, Inc. dba Fastsigns 281701	Miscellaneous Manufacturing	Term Loan	Prime plus 2.75%	6/5/2025	50.3	50.3	49.8	0.02%
^Video Vault & Tanning LLC and Mosaic Salon LLC	Rental and Leasing Services	Term Loan	Prime plus 2.75%	6/4/2040	86.6	86.6	94.4	0.03%
^Medworxs LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	6/3/2025	101.5	101.5	99.8	0.04%
^XCESSIVE THROTTLE, INC dba Jake’s Roadhouse	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	5/29/2025	6.7	6.7	6.5	—%
^Villela CPA PL	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	5/27/2025	7.2	7.2	7.2	—%
^God is Good LLC dba BurgerFi	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	5/27/2025	11.4	11.4	11.8	—%
^Douglas Posey and Sally Watkinson dba Audrey’s Farmhouse	Accommodation	Term Loan	Prime plus 2.75%	5/20/2040	166.2	166.2	180.0	0.06%

See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)

DECEMBER 31, 2017

(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Pen Tex Inc dba The UPS Store	Administrative and Support Services	Term Loan	Prime plus 2.75%	5/20/2025	$17.7	$17.7	$17.4	0.01%
^Capstone Pediatrics PLLC and Capstone Healthcare Consulting LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	5/15/2025	579.6	579.6	573.0	0.21%
^15 McArdle LLC and No Other Impressions Inc	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	5/15/2040	245.5	245.5	261.7	0.09%
^Guard Dogs MFS LLC	Repair and Maintenance	Term Loan	Prime plus 2.75%	5/8/2025	52.3	52.3	51.5	0.02%
^George S Cochran DDS Inc	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	5/7/2025	105.1	105.1	103.1	0.04%
^South Park Properties LLC and Midlothian Hardware LLC	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	5/6/2040	161.7	161.7	176.2	0.06%
^Matthew Taylor and Landon Farm LLC	Personal and Laundry Services	Term Loan	Prime plus 2.75%	5/4/2040	96.1	96.1	101.0	0.04%
^Cares Inc dba Dumpling Grounds Day Care Center	Social Assistance	Term Loan	Prime plus 2.75%	5/1/2040	77.3	77.3	84.3	0.03%
^Orchid Enterprises Inc dba Assisting Hands of Sussex County	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	4/24/2025	12.0	12.0	11.7	—%
^Ragazza Restaurant Group, Inc. dba Bambolina	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	4/21/2025	17.2	17.2	17.1	0.01%
^Diamond Solutions LLC	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	4/21/2025	17.0	17.0	16.7	0.01%
^Giacchino Maritime Consultants Inc	Personal and Laundry Services	Term Loan	Prime plus 2.75%	4/17/2025	17.9	17.9	17.6	0.01%
^Sound Coaching Inc	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	Term Loan	Prime plus 2.75%	4/14/2025	35.4	35.4	34.7	0.01%
^Faramarz Nikourazm dba Car Clinic Center	Repair and Maintenance	Term Loan	Prime plus 2.75%	4/3/2040	70.1	70.1	75.4	0.03%
^Advance Case Parts RE Holdings LLC and Advance Case Parts Inc	Repair and Maintenance	Term Loan	Prime plus 2.75%	3/31/2040	707.0	707.0	751.1	0.27%
^T and B Boots Inc dba Takken’s Shoes	Clothing and Clothing Accessories Stores	Term Loan	Prime plus 2.75%	3/31/2025	130.3	130.3	134.3	0.05%
^Havana Central NJ1, LLC dba Havana Central	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/31/2025	218.9	218.9	225.2	0.08%
^Mid-South Lumber Co. of Northwest Florida, Inc.	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	3/31/2040	407.8	407.8	432.3	0.16%
^Copper Beech Financial Group LLC	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	3/30/2025	98.8	98.8	99.4	0.04%
^Delta Aggregate LLC	Mining (except Oil and Gas)	Term Loan	Prime plus 2.75%	3/30/2025	78.9	78.9	81.3	0.03%
^Sunset Marine Resort LLC and GoXpeditions LLC	Accommodation	Term Loan	Prime plus 2.75%	3/27/2040	287.0	287.0	312.7	0.11%
^Foresite Realty Partners LLC and Foresite Real Estate Holdings LLC	Real Estate	Term Loan	Prime plus 2.75%	3/27/2025	979.0	979.0	958.7	0.34%

See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)

DECEMBER 31, 2017

(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Shellhorn and Hill Inc dba Total Fleet Service	Nonstore Retailers	Term Loan	Prime plus 2.75%	3/27/2040	$985.7	$985.7	$1,044.9	0.38%
^Shorr Enterprises Inc dba New Design Furniture Manufacturers	Furniture and Related Product Manufacturing	Term Loan	Prime plus 2.75%	3/27/2025	84.3	84.3	85.2	0.03%
^Geo Los Angeles LLC dba Geo Film Group	Rental and Leasing Services	Term Loan	Prime plus 2.75%	3/26/2025	102.8	102.8	103.7	0.04%
^Joyce Outdoor Advertising NJ LLC and Joyce Outdoor Advertising LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	3/26/2040	51.4	51.4	55.8	0.02%
^Zero-In Media Inc	Data Processing, Hosting, and Related Services	Term Loan	Prime plus 2.75%	3/25/2025	17.8	17.8	17.4	0.01%
^Carpet Exchange of North Texas Inc and Clyde E. Cumbie Jr	Furniture and Home Furnishings Stores	Term Loan	Prime plus 2.75%	3/25/2040	770.5	770.5	838.3	0.30%
^Loriet LLC	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	3/24/2025	9.5	9.5	9.3	—%
^Shelton Incorporated dba Mrs. Winners	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/20/2040	107.0	107.0	116.5	0.04%
^Jaymie Hazard dba Indigo Hair Studio and Day Spa	Personal and Laundry Services	Term Loan	Prime plus 2.75%	3/20/2040	41.1	41.1	44.1	0.02%
^R & R Security and Investigations Inc dba Pardners Lake Buchanan	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/19/2040	81.3	81.3	88.5	0.03%
^MMS Realty, LLC and Molecular MS Diagnostics LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	3/18/2040	152.9	152.9	163.7	0.06%
^Royal Crest Motors LLC	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	3/16/2040	86.8	86.8	93.4	0.03%
^BND Sebastian Limited Liability Company and Sebastian Fitness	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	3/16/2040	164.1	164.1	177.5	0.06%
^Douglas Printy Motorsports, Inc. dba Blackburn Trike	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	3/9/2040	182.4	182.4	195.3	0.07%
^Luigi’s on Main LLC and Luigi’s Main Street Pizza Inc	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/4/2025	8.9	8.9	9.2	—%
^Baystate Firearms and Training, LLC	Educational Services	Term Loan	Prime plus 2.75%	2/27/2025	49.5	49.5	48.7	0.02%
^Kingseal LLC dba Desoto Health and Rehab Center	Nursing and Residential Care Facilities	Term Loan	Prime plus 2.75%	2/26/2040	1,192.7	1,192.7	1,299.2	0.47%
^Pace Motor Lines, Inc.	Truck Transportation	Term Loan	Prime plus 2.75%	2/26/2025	51.7	51.7	53.3	0.02%
^Nelson Financial Services LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	2/24/2025	9.8	9.8	9.5	—%
^Kiddie Steps 4 You Inc.	Social Assistance	Term Loan	Prime plus 2.75%	2/19/2040	58.9	58.9	63.0	0.02%
^Triangle Trash LLC dba Bin There Dump That	Waste Management and Remediation Services	Term Loan	Prime plus 2.75%	2/18/2025	58.2	58.2	58.4	0.02%
See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)

DECEMBER 31, 2017

(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Silva Realty Holdings, LLC and MF-Silva Enterprises, Inc.	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/11/2040	$163.0	$163.0	$174.3	0.06%
^740 Barry Street Realty LLC and Wild Edibles Inc	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	2/10/2040	467.6	467.6	509.4	0.18%
^Kostekos Inc dba New York Style Pizza	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/6/2040	63.0	63.0	67.7	0.02%
^DuCharme Realty LLC and DuCharme Enterprises LLC	Wood Product Manufacturing	Term Loan	Prime plus 2.75%	2/2/2040	213.8	213.8	227.8	0.08%
^Dean 1021 LLC dba Pure Pita	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	4/29/2025	63.4	63.4	62.5	0.02%
^Limameno LLC dba Sal’s Italian Ristorante	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	1/23/2025	64.6	64.6	63.9	0.02%
^Palmabak Inc dba Mami Nora’s	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	1/22/2025	12.4	12.4	12.8	—%
^Jung Design Inc	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	1/20/2022	5.4	5.4	5.2	—%
^Grand Blanc Lanes, Inc. and H, H and H, LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	12/31/2039	126.0	126.0	136.8	0.05%
^Bear Creek Entertainment, LLC dba The Woods at Bear Creek	Accommodation	Term Loan	Prime plus 2.75%	12/30/2024	85.4	85.4	87.9	0.03%
^Evans and Paul LLC	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	12/30/2024	172.0	172.0	176.2	0.06%
^FHJE Ventures LLC and Eisenreich II Inc dba Breakneck Tavern	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/30/2039	233.6	233.6	248.2	0.09%
^First Prevention and Dialysis Center, LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/30/2024	221.9	221.9	225.7	0.08%
^Bowlerama Inc	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	12/24/2039	1,139.4	1,139.4	1,240.2	0.45%
^401 JJS Corporation and G. Randazzo Corporation	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/23/2039	452.7	452.7	489.7	0.18%
^The Lodin Group LLC and Lodin Health Imaging Inc dba Highlands Breast	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/23/2039	501.7	501.7	531.9	0.19%
^Thermoplastic Services Inc and Paragon Plastic Sheet, Inc	Plastics and Rubber Products Manufacturing	Term Loan	Prime plus 2.75%	12/23/2039	473.1	473.1	514.9	0.18%
^Atlantis of Daytona LLC and Ocean Club Sportswear Inc	Clothing and Clothing Accessories Stores	Term Loan	Prime plus 2.75%	12/23/2039	194.1	194.1	211.3	0.08%
^Beale Street Blues Company-West Palm Beach, LLC dba Lafayette Music Hall	Performing Arts, Spectator Sports, and Related Industries	Term Loan	Prime plus 2.75%	12/22/2024	144.2	144.2	143.5	0.05%
^MM and M Management Inc dba Pizza Artista	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	4/19/2025	36.7	36.7	36.2	0.01%
^B.S. Ventures LLC dba Dink’s Market	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	12/19/2039	50.9	50.9	55.4	0.02%

See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)

DECEMBER 31, 2017

(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^The Jewelers Inc. dba The Jewelers of Las Vegas	Clothing and Clothing Accessories Stores	Term Loan	Prime plus 2.75%	12/19/2024	$961.0	$961.0	$943.3	0.34%
^Will Zac Management LLC dba Papa John’s	Food Services and Drinking Places	Term Loan	6.25%	12/19/2024	130.7	121.7	134.5	0.05%
^B & W Towing, LLC and Boychucks Fuel LLC	Repair and Maintenance	Term Loan	Prime plus 2.75%	12/17/2039	155.5	155.5	166.1	0.06%
^All American Games, LLC and Sportslink - The Game, LLC	Performing Arts, Spectator Sports, and Related Industries	Term Loan	Prime plus 2.75%	12/10/2024	307.5	307.5	306.9	0.11%
^Kemmer LLC and Apples Tree Top Liquors LLC	Food and Beverage Stores	Term Loan	Prime plus 2.75%	12/4/2039	130.9	130.9	139.3	0.05%
^The Red Pill Management, Inc. dba UFC Gym Matthews	Performing Arts, Spectator Sports, and Related Industries	Term Loan	Prime plus 2.75%	11/26/2024	42.0	42.0	41.8	0.02%
^Teamnewman Enterprises LLC dba Newmans at 988 and John H. Newman	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/25/2039	141.5	141.5	151.5	0.05%
^DeRidder Chiropractic LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	11/25/2024	10.1	10.1	10.3	—%
^Modern Manhattan LLC	Furniture and Home Furnishings Stores	Term Loan	Prime plus 2.75%	11/25/2024	167.5	167.5	164.7	0.06%
^Legacy Estate Planning Inc dba American Casket Enterprises	Personal and Laundry Services	Term Loan	Prime plus 2.75%	11/21/2024	32.0	32.0	31.3	0.01%
^J&D Resources, LLC dba Aqua Science	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	11/21/2024	578.9	578.9	570.4	0.20%
^DC Real LLC and DC Enterprises LTD dba Lakeview True Value	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	11/20/2039	113.3	113.3	122.5	0.04%
^MLM Enterprises LLC and Demand Printing Solutions Inc	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	11/18/2024	53.7	53.7	54.4	0.02%
^JEJE Realty LLC and La Familia Inc	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/10/2039	171.2	171.2	184.3	0.07%
^Joey O’s LLC and Jennifer Olszewski	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	11/7/2024	0.7	0.7	0.7	—%
^Heartland American Properties LLC and Skaggs RV Outlet LLC	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	10/31/2039	451.5	451.5	487.6	0.18%
^Golden Transaction Corporation dba Bleh Sunoco	Gasoline Stations	Term Loan	Prime plus 2.75%	10/30/2039	147.7	147.7	160.1	0.06%
^Seelan Inc dba Candleridge Market	Gasoline Stations	Term Loan	Prime plus 2.75%	10/27/2039	85.3	85.3	91.4	0.03%
^Navdeep B Martins and Busy Bubbles LLC dba Wishy Washy	Personal and Laundry Services	Term Loan	Prime plus 2.75%	10/24/2039	84.0	84.0	89.4	0.03%
^One Hour Jewelry Repair Inc	Repair and Maintenance	Term Loan	Prime plus 2.75%	10/14/2024	15.5	15.5	15.2	0.01%
^DNT Storage and Properties LLC	Real Estate	Term Loan	Prime plus 2.75%	10/10/2039	95.9	95.9	104.0	0.04%
^Sound Manufacturing Inc	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	10/10/2024	141.3	141.3	140.5	0.05%

See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)

DECEMBER 31, 2017

(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Return to Excellence, Inc. dba The Waynesville Inn Golf & Spa	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	10/10/2039	$1,192.8	$1,192.8	$1,298.3	0.47%
^Smith Spinal Care Center P.C. and James C. Smith	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	10/8/2039	56.6	56.6	61.0	0.02%
^Doctors Express Management of Central Texas LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	10/8/2024	70.0	70.0	71.6	0.03%
^Michael Rey Jr. and Lynn J. Williams and GIG Petcare	Personal and Laundry Services	Term Loan	Prime plus 2.75%	10/3/2039	116.8	116.8	126.5	0.05%
^Sumad LLC dba BrightStar Care of Encinitas	Administrative and Support Services	Term Loan	Prime plus 2.75%	10/2/2024	40.1	40.1	41.2	0.01%
^Roccos LLC and Sullo Pantalone Inc dba Rocco’s	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/30/2039	240.6	240.6	256.9	0.09%
^Keller Holdings LLC and David H Keller III and Carie C Keller	Scenic and Sightseeing Transportation	Term Loan	Prime plus 2.75%	9/30/2039	94.1	94.1	102.2	0.04%
^Orange County Insurance Brokerage Inc dba Beaty Insurance Agency	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	9/29/2039	306.9	306.9	333.8	0.12%
^The Woods at Bear Creek LLC and Bear Creek Entertainment LLC	Accommodation	Term Loan	Prime plus 2.75%	9/29/2039	489.6	489.6	532.5	0.19%
^Gordon E Rogers dba Stonehouse Motor Inn	Accommodation	Term Loan	Prime plus 2.75%	9/26/2039	54.1	54.1	58.8	0.02%
^Auto Shine Carwash Inc and AKM R. Hossain and Jessica F. Masud	Gasoline Stations	Term Loan	Prime plus 2.75%	9/26/2024	16.8	16.8	16.6	0.01%
^Keys Phase One LLC dba The Grand Guesthouse	Accommodation	Term Loan	Prime plus 2.75%	9/26/2039	696.2	696.2	752.3	0.27%
^6 Price Avenue, LLC and Pauley Tree & Lawn Care, Inc	Administrative and Support Services	Term Loan	Prime plus 2.75%	9/24/2039	432.6	432.6	456.4	0.16%
^North Columbia LLC and Loop Liquor and Convenience Store LLC	Food and Beverage Stores	Term Loan	Prime plus 2.75%	9/24/2039	150.0	150.0	162.0	0.06%
^Andrene’s LLC dba Andrene’s Caribbean Soul Food Carry Out	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/23/2024	23.4	23.4	22.9	0.01%
^Ryan Crick and Pamela J. Crick and Crick Enterprises Inc	Repair and Maintenance	Term Loan	Prime plus 2.75%	9/17/2039	136.9	136.9	148.9	0.05%
^Modern Leather Goods Repair Shop Inc	Repair and Maintenance	Term Loan	Prime plus 2.75%	9/17/2024	43.4	43.4	42.4	0.02%
^Tavern Properties LLC and Wildwood Tavern LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/15/2039	402.5	402.5	434.3	0.16%
^Animal Intrusion Prevention Systems Holding Company, LLC	Administrative and Support Services	Term Loan	Prime plus 2.75%	9/15/2024	204.5	204.5	204.1	0.07%
^KW Zion, LLC and Key West Gallery Inc	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	9/12/2039	1,176.2	1,176.2	1,270.9	0.46%
^Indy East Smiles Youth Dentistry LLC dba Prime Smile East	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	9/11/2024	470.6	470.6	460.7	0.17%
^B&P Diners LLC dba Engine House Restaurant	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/10/2024	59.7	59.7	58.4	0.02%

See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)

DECEMBER 31, 2017

(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Feel The World Inc dba Xero Shoes and Invisible Shoes	Leather and Allied Product Manufacturing	Term Loan	Prime plus 2.75%	9/5/2024	$38.8	$38.8	$38.2	0.01%
^Delta Aggregate LLC	Mining (except Oil and Gas)	Term Loan	Prime plus 2.75%	8/28/2039	859.0	859.0	934.3	0.34%
^Lamjam LLC, Goldsmith Lambros Inc	Clothing and Clothing Accessories Stores	Term Loan	Prime plus 2.75%	8/27/2024	100.0	100.0	102.8	0.04%
^Orange County Cleaning Inc	Administrative and Support Services	Term Loan	Prime plus 2.75%	8/27/2024	23.5	23.5	22.9	0.01%
^Qycell Corporation	Plastics and Rubber Products Manufacturing	Term Loan	Prime plus 2.75%	8/26/2024	89.3	89.3	89.7	0.03%
^Atlas Auto Body Inc dba Atlas Auto Sales	Repair and Maintenance	Term Loan	Prime plus 2.75%	8/22/2039	48.4	48.4	51.9	0.02%
^Katie Senior Care LLC dba Home Instead Senior Care	Social Assistance	Term Loan	Prime plus 2.75%	8/15/2024	91.9	91.9	89.8	0.03%
^Alpha Preparatory Academy LLC	Social Assistance	Term Loan	Prime plus 2.75%	8/15/2039	136.9	136.9	148.9	0.05%
^S&P Holdings of Daytona LLC, S&P Corporation of Daytona Beach	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	8/15/2039	384.5	384.5	418.2	0.15%
^Hamer Road Auto Salvage, LLC and Scott T. Cook and Nikki J. Cook	Motor Vehicle and Parts Dealers	Term Loan	6%	8/8/2039	177.0	177.0	192.5	0.07%
^Almost Home Property LLC and Almost Home Daycare LLC	Social Assistance	Term Loan	Prime plus 2.75%	8/7/2039	677.8	677.8	734.8	0.26%
^AGV Enterprises LLC dba Jet’s Pizza #42	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	7/31/2024	40.1	40.1	39.5	0.01%
^iFood, Inc. dba Steak N Shake	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	7/31/2024	288.2	288.2	289.1	0.10%
^575 Columbus Avenue Holding Company, LLC and LA-ZE LLC dba EST EST EST	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	7/30/2039	20.4	20.4	22.1	0.01%
^Honeyspot Investors LLP and Pace Motor Lines Inc	Truck Transportation	Term Loan	Prime plus 2.75%	7/24/2039	140.6	140.6	152.9	0.05%
^Miss Cranston Diner II, LLC and Miss Cranston II Realty LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	7/17/2039	95.8	95.8	103.2	0.04%
^AMG Holding, LLC and Stetson Automotive, Inc	Repair and Maintenance	Term Loan	Prime plus 2.75%	6/30/2039	194.6	194.6	213.9	0.08%
^Highway Striping Inc	Heavy and Civil Engineering Construction	Term Loan	Prime plus 2.75%	6/30/2024	38.5	38.5	39.3	0.01%
^Lisle Lincoln II Limited Partnership dba Lisle Lanes LP	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	6/30/2024	72.3	72.3	74.8	0.03%
^Honeyspot Investors LLP and Pace Motor Lines Inc	Truck Transportation	Term Loan	Prime plus 2.75%	6/30/2039	820.1	820.1	901.2	0.32%
^iFood, Inc. dba Steak N Shake	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/30/2039	590.9	590.9	643.1	0.23%
^FHJE Ventures LLC and Eisenreich II Inc. dba Breakneck Tavern	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/27/2039	301.1	301.1	329.8	0.12%

See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)

DECEMBER 31, 2017

(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Zinger Hardware and General Merchant Inc	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	6/26/2024	$45.0	$45.0	$46.5	0.02%
^JPM Investments LLC and Carolina Family Foot Care P.A.	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	6/26/2039	132.6	132.6	145.4	0.05%
^Nikobella Properties LLC and JPO Inc dba Village Car Wash	Repair and Maintenance	Term Loan	Prime plus 2.75%	6/25/2039	449.3	449.3	492.3	0.18%
^Big Sky Plaza LLC and Strickland, Incorporated dba Livingston True Value	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	6/20/2039	218.4	218.4	239.2	0.09%
^510 ROK Realty LLC dba ROK Health and Fitness and Robert N. D’urso	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	6/19/2024	251.4	251.4	259.9	0.09%
^Nirvi Enterprises LLC dba Howard Johnson / Knights Inn	Accommodation	Term Loan	Prime plus 2.75%	6/17/2039	861.0	861.0	946.2	0.34%
^Global Educational Delivery Services LLC	Educational Services	Term Loan	Prime plus 2.75%	6/16/2024	43.9	43.9	45.4	0.02%
^Rainbow Dry Cleaners	Personal and Laundry Services	Term Loan	Prime plus 2.75%	6/13/2024	90.5	90.5	92.5	0.03%
^NVR Corporation dba Discount Food Mart	Food and Beverage Stores	Term Loan	Prime plus 2.75%	6/11/2039	61.7	61.7	67.8	0.02%
^Sico & Walsh Insurance Agency Inc and The AMS Trust	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	6/6/2039	87.8	87.8	96.5	0.03%
^Sujata Inc dba Stop N Save Food Mart and Dhruvesh Patel	Food and Beverage Stores	Term Loan	Prime plus 2.75%	6/3/2024	16.3	16.3	16.6	0.01%
^Long Island Barber + Beauty LLC	Educational Services	Term Loan	Prime plus 2.75%	6/2/2039	51.9	51.9	56.8	0.02%
^CJR LLC, and PowerWash Plus, Inc.	Repair and Maintenance	Term Loan	Prime plus 2.75%	5/30/2024	37.9	37.9	39.1	0.01%
^Pocono Coated Products, LLC	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	5/30/2024	16.1	16.1	16.6	0.01%
^Wilton Dental Care P.C.	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	5/29/2024	93.7	93.7	95.3	0.03%
^EGM Food Services Inc dba Gold Star Chili	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	5/29/2024	13.8	13.8	14.1	0.01%
^Jonesboro Health Food Center LLC	Health and Personal Care Stores	Term Loan	Prime plus 2.75%	5/27/2024	43.0	43.0	43.7	0.02%
^Hae M. and Jin S. Park dba Buford Car Wash	Repair and Maintenance	Term Loan	Prime plus 2.75%	5/15/2039	154.8	154.8	169.1	0.06%
^The River Beas LLC and Punam Singh	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	5/8/2039	84.6	84.6	92.7	0.03%
^AS Boyals LLC dba Towne Liquors	Food and Beverage Stores	Term Loan	Prime plus 2.75%	4/29/2039	101.5	101.5	111.5	0.04%
^Gerami Realty, LC, Sherrill Universal City Corral, LP	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	4/23/2027	62.9	62.9	65.9	0.02%
^Complete Body & Paint, Inc.	Repair and Maintenance	Term Loan	Prime plus 2.75%	4/23/2039	19.5	19.5	21.4	0.01%
^Island Wide Realty LLC and Long Island Partners, Inc.	Real Estate	Term Loan	Prime plus 2.75%	4/22/2039	96.8	96.8	106.4	0.04%

See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)

DECEMBER 31, 2017

(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Wilshire Media Systems Inc	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	4/17/2024	$132.1	$132.1	$134.7	0.05%
^1899 Tavern & Tap LLC and Ale House Tavern & Tap LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	4/9/2039	127.2	127.2	139.6	0.05%
^Dantanna’s Tavern LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/30/2024	117.7	117.7	120.4	0.04%
^Little People’s Village II LLC and Iliopoulos Realty LLC	Social Assistance	Term Loan	Prime plus 2.75%	3/31/2039	86.2	86.2	94.0	0.03%
^Hodges Properties LLC and Echelon Enterprises Inc dba Treads Bicycle	Sporting Goods, Hobby, Musical Instrument, and Book Stores	Term Loan	Prime plus 2.75%	3/31/2039	417.7	417.7	457.7	0.16%
^Little People’s Village II LLC and Iliopoulos Realty LLC	Social Assistance	Term Loan	Prime plus 2.75%	3/31/2039	95.1	95.1	103.7	0.04%
^Eagle Aggregate Transportation, LLC and Eagle Pneumatic Transport LLC	Truck Transportation	Term Loan	Prime plus 2.75%	3/31/2024	522.7	522.7	537.3	0.19%
^Kemmer, LLC and Pitts Package Store, Inc.	Food and Beverage Stores	Term Loan	Prime plus 2.75%	3/31/2039	109.5	109.5	118.9	0.04%
^Lake Area Autosound LLC and Ryan H. Whittington	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	7/28/2039	118.0	118.0	129.2	0.05%
^Wilban LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/28/2039	402.7	402.7	440.9	0.16%
^Knowledge First Inc dba Magic Years of Learning and Kimberly Knox	Social Assistance	Term Loan	Prime plus 2.75%	3/21/2039	135.1	135.1	147.5	0.05%
^636 South Center Holdings, LLC and New Mansfield Brass and Aluminum Co	Primary Metal Manufacturing	Term Loan	Prime plus 2.75%	3/20/2039	72.6	72.6	79.7	0.03%
^Cormac Enterprises and Wyoming Valley Beverage Incorporated	Food and Beverage Stores	Term Loan	Prime plus 2.75%	3/20/2039	103.2	103.2	113.3	0.04%
^Kinisi, Inc. dba The River North UPS Store	Administrative and Support Services	Term Loan	Prime plus 2.75%	3/18/2024	20.3	20.3	21.0	0.01%
^SE Properties 39 Old Route 146, LLC, SmartEarly Clifton Park LLC	Social Assistance	Term Loan	Prime plus 2.75%	3/14/2039	380.7	380.7	418.0	0.15%
^Tortilla King Inc.	Food Manufacturing	Term Loan	Prime plus 2.75%	3/14/2039	202.6	202.6	220.8	0.08%
^Tortilla King, Inc.	Food Manufacturing	Term Loan	Prime plus 2.75%	3/14/2029	875.7	875.7	919.0	0.33%
^Bowl Mor, LLC dba Bowl Mor Lanes / Spare Lounge, Inc.	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	3/13/2039	207.9	207.9	228.3	0.08%
^Avayaan2 LLC dba Island Cove	Gasoline Stations	Term Loan	Prime plus 2.75%	3/7/2039	146.5	146.5	160.4	0.06%
^R & R Boyal LLC dba Cap N Cat Clam Bar and Little Ease Tavern	Food and Beverage Stores	Term Loan	Prime plus 2.75%	2/28/2039	387.8	387.8	423.9	0.15%
^Summit Beverage Group LLC	Beverage and Tobacco Product Manufacturing	Term Loan	Prime plus 2.75%	2/28/2024	243.3	243.3	249.9	0.09%
See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)

DECEMBER 31, 2017

(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Faith Memorial Chapel LLC	Personal and Laundry Services	Term Loan	Prime plus 2.75%	2/28/2039	$199.2	$199.2	$217.5	0.08%
^952 Boston Post Road Realty, LLC and HNA LLC dba Styles International	Personal and Laundry Services	Term Loan	Prime plus 2.75%	2/28/2039	196.0	196.0	214.0	0.08%
^Choe Trade Group Inc dba Rapid Printers of Monterey	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	2/28/2024	110.5	110.5	114.1	0.04%
^96 Mill Street LLC, Central Pizza LLC and Jason Bikakis George Bikaki	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/12/2039	131.9	131.9	144.8	0.05%
^JWB Industries, Inc. dba Carteret Die Casting	Primary Metal Manufacturing	Term Loan	Prime plus 2.75%	2/11/2024	194.3	194.3	198.0	0.07%
^Awesome Pets II Inc dba Mellisa’s Pet Depot	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	2/7/2024	58.4	58.4	59.6	0.02%
^986 Dixwell Avenue Holding Company, LLC and Mughali Foods, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/7/2039	92.4	92.4	101.2	0.04%
^Sarah Sibadan dba Sibadan Agency	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	1/27/2039	119.9	119.9	131.5	0.05%
^JDR Industries Inc dba CST-The Composites Store, JetCat USA	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	1/21/2024	96.2	96.2	98.5	0.04%
^Icore Enterprises Inc dba Air Flow Filters Inc	Miscellaneous Manufacturing	Term Loan	Prime plus 2.75%	1/15/2024	14.9	14.9	15.4	0.01%
^Carl R. Bieber, Inc. dba Bieber Tourways/Bieber Transportation	Transit and Ground Passenger Transportation	Term Loan	Prime plus 2.75%	9/30/2027	575.7	575.7	604.3	0.22%
^Nutmeg North Associates LLC (OC) Steeltech Building Products Inc	Construction of Buildings	Term Loan	Prime plus 2.75%	12/31/2038	848.7	848.7	925.6	0.33%
^Shane M. Howell and Buck Hardware and Garden Center, LLC	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	12/27/2038	299.3	299.3	326.2	0.12%
^KK International Trading Corporation	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	12/23/2028	155.7	155.7	163.9	0.06%
^Mosley Auto Group LLC dba America’s Automotive	Repair and Maintenance	Term Loan	Prime plus 2.75%	12/20/2038	204.9	204.9	224.5	0.08%
^Kurtis Sniezek dba Wolfe’s Foreign Auto	Repair and Maintenance	Term Loan	Prime plus 2.75%	12/20/2038	82.2	82.2	90.2	0.03%
^PLES Investements, LLC and John Redder, Pappy Sand & Gravel, Inc.	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	12/19/2038	513.5	513.5	560.6	0.20%
^TAK Properties LLC and Kinderland Inc	Social Assistance	Term Loan	Prime plus 2.75%	12/18/2038	375.1	375.1	409.8	0.15%
^TOL LLC dba Wild Birds Unlimited	Sporting Goods, Hobby, Musical Instrument, and Book Stores	Term Loan	Prime plus 2.75%	12/13/2023	12.6	12.6	12.9	—%
^920 CHR Realty LLC V. Garofalo Carting Inc	Waste Management and Remediation Services	Term Loan	Prime plus 2.75%	12/10/2038	387.3	387.3	424.9	0.15%

See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)

DECEMBER 31, 2017

(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^DKB Transport Corp	Truck Transportation	Term Loan	Prime plus 2.75%	12/5/2038	$128.3	$128.3	$140.8	0.05%
^Firm Foundations Inc David S Gaitan Jr and Christopher K Daigle	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	12/3/2038	96.4	96.4	104.8	0.04%
^Spectrum Development LLC and Solvit Inc & Solvit North, Inc	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	12/2/2023	267.3	267.3	273.5	0.10%
^BVIP Limousine Service LTD	Transit and Ground Passenger Transportation	Term Loan	Prime plus 2.75%	11/27/2038	70.6	70.6	77.3	0.03%
^Eco-Green Reprocessing LLC and Denali Medical Concepts, LLC	Miscellaneous Manufacturing	Term Loan	Prime plus 2.75%	11/27/2023	45.1	45.1	45.8	0.02%
^Wallace Holdings LLC, GFA International Inc	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.5%	11/25/2023	83.5	83.5	84.3	0.03%
^AcuCall LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	11/21/2023	10.4	10.4	10.5	—%
^Kids in Motion of Springfield LLC dba The Little Gym of Springfield IL	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	11/18/2023	30.8	30.8	31.3	0.01%
^Yousef Khatib dba Y&M Enterprises	Wholesale Electronic Markets and Agents and Brokers	Term Loan	Prime plus 2.75%	11/15/2023	50.3	50.3	51.2	0.02%
^Howell Gun Works LLC	Sporting Goods, Hobby, Musical Instrument, and Book Stores	Term Loan	Prime plus 2.75%	11/14/2023	3.8	3.8	3.8	—%
^Polpo Realty, LLC, Polpo Restaurant, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/6/2038	57.5	57.5	63.1	0.02%
^Twinsburg Hospitality Group LLC dba Comfort Suites	Accommodation	Term Loan	Prime plus 2.75%	10/31/2038	874.3	874.3	954.3	0.34%
^Mid-Land Sheet Metal Inc	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	10/31/2038	126.9	126.9	138.9	0.05%
^Master CNC Inc & Master Properties LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	10/31/2038	549.6	549.6	598.2	0.21%
^Janice B. McShan and The Metropolitan Day School, LLC	Social Assistance	Term Loan	Prime plus 2.75%	10/31/2023	29.1	29.1	30.0	0.01%
^1 North Restaurant Corp dba 1 North Steakhouse	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	10/31/2038	195.8	195.8	214.5	0.08%
^New Image Building Services Inc. dba New Image Repair Services	Repair and Maintenance	Term Loan	Prime plus 2.75%	10/29/2023	219.5	219.5	223.8	0.08%
^Greenbrier Technical Services, Inc	Repair and Maintenance	Term Loan	Prime plus 2.75%	10/24/2023	145.0	145.0	149.5	0.05%
^Clairvoyant Realty Corp. and Napoli Marble & Granite Design, Ltd	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	10/24/2038	226.8	226.8	247.3	0.09%

See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)

DECEMBER 31, 2017

(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Kelly Auto Care LLC dba Shoreline Quick Lube and Car Wash	Repair and Maintenance	Term Loan	Prime plus 2.75%	10/18/2023	$58.0	$58.0	$59.1	0.02%
^First Steps Real Estate Company, LLC and First Steps Preschool	Social Assistance	Term Loan	Prime plus 2.75%	9/30/2038	89.7	89.7	97.6	0.04%
^Lenoir Business Partners LLC, LP Industries, Inc dba Childforms	Plastics and Rubber Products Manufacturing	Term Loan	Prime plus 2.75%	9/30/2038	271.6	271.6	297.2	0.11%
^Top Properties LLC and LP Industries, Inc dba Childforms	Plastics and Rubber Products Manufacturing	Term Loan	Prime plus 2.75%	9/30/2038	110.6	110.6	121.2	0.04%
^Discount Wheel and Tire	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	9/30/2038	205.6	205.6	224.3	0.08%
^Cencon Properties LLC and Central Connecticut Warehousing Company, Inc	Warehousing and Storage	Term Loan	Prime plus 2.75%	9/30/2038	317.0	317.0	347.5	0.12%
^Mitchellville Family Dentistry, Dr. Octavia Simkins-Wiseman DDS PC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	9/27/2038	307.8	307.8	336.3	0.12%
^Gabrielle Realty, LLC	Gasoline Stations	Term Loan	Prime plus 2.75%	9/27/2038	696.0	696.0	759.1	0.27%
^Anthony C Dinoto and Susan S P Dinoto and Anthony C Dinoto Funeral Home	Personal and Laundry Services	Term Loan	Prime plus 2.75%	9/26/2038	91.9	91.9	100.7	0.04%
^Eastside Soccer Dome, Inc.	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	9/26/2038	426.0	426.0	467.0	0.17%
^HJ & Edward Enterprises, LLC dba Sky Zone	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	9/26/2023	177.5	177.5	182.3	0.07%
^Southeast Chicago Soccer, Inc.	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	9/26/2038	47.1	47.1	51.6	0.02%
^Kiddie Steps 4 You Inc.	Social Assistance	Term Loan	Prime plus 2.75%	9/25/2038	83.0	83.0	90.4	0.03%
^Diamond Memorials Incorporated	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	9/25/2023	8.1	8.1	8.2	—%
^Serious-Fun in Alpharetta, LLC dba The Little Gym of Alpharetta	Educational Services	Term Loan	Prime plus 2.75%	9/20/2023	30.5	30.5	31.0	0.01%
^Faith Memorial Chapel LLC	Personal and Laundry Services	Term Loan	Prime plus 2.75%	9/20/2038	246.9	246.9	269.8	0.10%
^Westville Seafood LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/19/2038	103.2	103.2	112.6	0.04%
^Maynard Enterprises Inc dba Fastsigns of Texarkana	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	9/18/2023	10.6	10.6	10.8	—%
^Grafio Inc dba Omega Learning Center-Acworth	Educational Services	Term Loan	Prime plus 2.75%	9/13/2023	108.7	108.7	110.6	0.04%
^Sound Manufacturing Inc	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	9/12/2028	44.2	44.2	46.3	0.02%
^The Berlerro Group, LLC dba Sky Zone	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	9/12/2023	285.1	285.1	289.9	0.10%

See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)

DECEMBER 31, 2017

(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Prospect Kids Academy Inc	Educational Services	Term Loan	Prime plus 2.75%	9/11/2038	$114.2	$114.2	$124.8	0.04%
^Alma J. and William R. Walton and Almas Child Day Care Center	Social Assistance	Term Loan	Prime plus 2.75%	9/11/2038	36.3	36.3	39.8	0.01%
^B for Brunette dba Blo	Personal and Laundry Services	Term Loan	Prime plus 2.75%	9/10/2023	35.4	35.4	35.9	0.01%
^Schmaltz Holdings, LLC and Schmaltz Operations, LLC dba Companio	Personal and Laundry Services	Term Loan	Prime plus 2.75%	9/4/2038	204.7	204.7	223.3	0.08%
^Excel RP Inc	Machinery Manufacturing	Term Loan	Prime plus 2.75%	8/30/2023	84.3	84.3	86.8	0.03%
^IlOKA Inc dba Microtech Tel and NewCloud Networks	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	8/30/2023	445.0	445.0	454.0	0.16%
^ACI Northwest Inc.	Heavy and Civil Engineering Construction	Term Loan	Prime plus 2.75%	8/30/2023	396.6	396.6	408.4	0.15%
^Gulfport Academy Child Care and Learning Center, Inc. and Jennifer Sis	Social Assistance	Term Loan	Prime plus 2.75%	8/30/2023	28.0	28.0	28.8	0.01%
^Ramard Inc and Advanced Health Sciences Inc	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	8/28/2023	121.4	121.4	122.8	0.04%
^RM Hawkins LLC dba Pure Water Tech West and Robert M Hawkins	Nonstore Retailers	Term Loan	Prime plus 2.75%	8/26/2023	52.4	52.4	54.0	0.02%
^JSIL LLC dba Blackstones Hairdressing	Personal and Laundry Services	Term Loan	Prime plus 2.75%	8/16/2023	12.5	12.5	12.7	—%
^Island Nautical Enterprises, Inc. and Ingwall Holdings, LLC	Miscellaneous Manufacturing	Term Loan	Prime plus 2.75%	8/14/2038	317.9	317.9	346.2	0.12%
^Caribbean Concepts, Inc. dba Quick Bleach	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	8/12/2023	14.6	14.6	14.8	0.01%
^Majestic Contracting Services, Inc. dba Majestic Electric and Majestic	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	7/26/2038	173.9	173.9	189.5	0.07%
^Daniel W and Erin H Gordon and Silver Lining Stables CT, LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	7/24/2023	7.6	7.6	7.8	—%
^Angkor Restaurant Inc	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	7/19/2038	85.2	85.2	93.3	0.03%
^Harbor Ventilation Inc and Estes Investment, LLC	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	7/19/2038	2.2	2.2	2.4	—%
^Tri County Heating and Cooling Inc.	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	7/19/2023	56.1	56.1	57.8	0.02%
^Morning Star Trucking LLC and Morning Star Equipment and Leasing LLC	Truck Transportation	Term Loan	Prime plus 2.75%	7/17/2023	34.4	34.4	34.8	0.01%
^Maxiflex LLC	Miscellaneous Manufacturing	Term Loan	Prime plus 2.75%	6/28/2023	28.6	28.6	29.5	0.01%
^GIA Realty LLC and VRAJ GIA LLC dba Lakeview Laundromat	Personal and Laundry Services	Term Loan	Prime plus 2.75%	6/28/2038	89.1	89.1	98.1	0.04%

See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)

DECEMBER 31, 2017

(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^JRA Holdings LLC, Jasper County Cleaners Inc dba Superior Cleaner	Personal and Laundry Services	Term Loan	Prime plus 2.75%	6/28/2038	$109.0	$109.0	$120.1	0.04%
^2161 Highway 6 Trail, LLC, R. H. Hummer JR., Inc.	Truck Transportation	Term Loan	Prime plus 2.75%	6/19/2026	665.4	665.4	697.0	0.25%
^Blakeslee Arpaia Chapman, Inc. dba Blakeslee Industrial Services	Heavy and Civil Engineering Construction	Term Loan	Prime plus 2.75%	6/18/2028	693.9	693.9	733.7	0.26%
^KDP LLC and KDP Investment Advisors, Inc and KDP Asset Management, Inc	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	Term Loan	Prime plus 2.75%	6/14/2023	217.1	217.1	222.8	0.08%
^Elite Structures Inc	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	6/12/2038	830.6	830.6	915.1	0.33%
^Willowbrook Properties LLC, Grove Gardens Landscaping Inc.	Administrative and Support Services	Term Loan	Prime plus 2.75%	6/5/2038	170.1	170.1	187.3	0.07%
^(EPC) Absolute Desire LLC and Mark H. Szierer, Sophisticated Smile	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	6/5/2038	172.3	172.3	189.4	0.07%
^RXSB, Inc dba Medicine Shoppe	Health and Personal Care Stores	Term Loan	Prime plus 2.75%	5/30/2023	116.1	116.1	119.1	0.04%
^Gregory P Jellenek OD and Associates PC dba Gregory P Jellenek OD	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	5/28/2023	39.3	39.3	40.5	0.01%
^Ryan D. Thornton and Thornton & Associates LLC	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	5/24/2023	30.7	30.7	31.5	0.01%
^PowerWash Plus, Inc. and CJR, LLC	Repair and Maintenance	Term Loan	Prime plus 2.75%	4/30/2038	500.9	500.9	550.9	0.20%
^Peanut Butter & Co., Inc.	Food Manufacturing	Term Loan	Prime plus 2.75%	4/30/2023	61.2	61.2	62.8	0.02%
^Brothers International Desserts	Food Manufacturing	Term Loan	Prime plus 2.75%	4/26/2023	141.6	141.6	145.8	0.05%
^Kidrose, LLC dba Kidville Riverdale	Educational Services	Term Loan	Prime plus 2.75%	4/22/2023	49.0	49.0	50.4	0.02%
^1258 Hartford TPKE, LLC and Phelps and Sons, Inc	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	3/29/2038	113.1	113.1	124.2	0.04%
^Capital Scrap Metal, LLC and Powerline Investment, LLC	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	3/29/2038	432.5	432.5	476.1	0.17%
^MRM Supermarkets Inc dba Constantins Breads; Dallas Gourmet Breads	Food Manufacturing	Term Loan	Prime plus 2.75%	3/29/2038	305.5	305.5	335.3	0.12%
^Xela Pack, Inc. and Aliseo and Catherine Gentile	Paper Manufacturing	Term Loan	Prime plus 2.75%	3/27/2028	211.9	211.9	223.8	0.08%
^A & M Commerce, Inc. dba Cranberry Sunoco	Gasoline Stations	Term Loan	Prime plus 2.75%	3/27/2038	299.6	299.6	329.5	0.12%
^American Diagnostic Imaging, Inc. dba St. Joseph Imaging Center	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	3/25/2038	487.8	487.8	536.0	0.19%
^Michael A.and HeatherR. Welsch dba Art & FrameEtc.	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	3/22/2038	61.3	61.3	67.4	0.02%

See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)

DECEMBER 31, 2017

(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^M & H Pine Straw Inc and Harris L. Maloy	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	3/21/2023	$198.8	$198.8	$204.6	0.07%
^Truth Technologies Inc dba Truth Technologies Inc.	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	3/21/2023	48.3	48.3	49.5	0.02%
^J. Kinderman & Sons Inc., dba BriteStar Inc.	Electrical Equipment, Appliance, and Component Manufacturing	Term Loan	Prime plus 2.75%	3/20/2023	112.1	112.1	115.5	0.04%
^Stellar Environmental LLC	Waste Management and Remediation Services	Term Loan	Prime plus 2.75%	3/18/2023	34.2	34.2	35.2	0.01%
^Sound Manufacturing, Inc. and Monster Power Equipment Inc.	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	3/15/2023	316.1	316.1	325.1	0.12%
^Golden Gate Lodging LLC	Accommodation	Term Loan	Prime plus 2.75%	3/12/2038	104.4	104.4	114.8	0.04%
^River Club Golf Course Inc dba The River Club	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	2/28/2038	432.8	432.8	475.8	0.17%
^Bakhtar Group LLC dba Malmaison	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/28/2023	62.7	62.7	64.3	0.02%
^Osceola River Mill, LLC, Ironman Machine, Inc.	Machinery Manufacturing	Term Loan	Prime plus 2.75%	2/20/2038	78.1	78.1	85.9	0.03%
^Java Warung, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/19/2038	46.3	46.3	50.9	0.02%
^Retain Loyalty LLC	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	2/15/2038	96.2	96.2	105.9	0.04%
^Outcome Driven Innovation, Inc. dba ODI	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	2/12/2023	50.2	50.2	51.5	0.02%
^Knits R Us, Inc. dba NYC Sports / Mingle	Textile Mills	Term Loan	Prime plus 2.75%	2/11/2038	113.4	113.4	124.8	0.04%
^North Country Transport, LLC	Transit and Ground Passenger Transportation	Term Loan	Prime plus 2.75%	2/6/2023	9.0	9.0	9.3	—%
^MJD Investments, LLC dba The Community Day School	Social Assistance	Term Loan	Prime plus 2.75%	1/31/2038	233.4	233.4	256.5	0.09%
^Sherill Universal City dba Golden Corral	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	1/28/2038	399.7	399.7	439.3	0.16%
^Macho LLC, Madelaine Chocolate Novelties Inc	Food Manufacturing	Term Loan	Prime plus 2.75%	12/31/2037	453.3	453.3	498.5	0.18%
^Elegant Fireplace Mantels, Inc. dba Elegant Fireplace Mantels	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	12/31/2022	56.9	56.9	58.3	0.02%
^Babie Bunnie Enterprises Inc dba Triangle Mothercare	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/28/2027	32.2	32.2	33.8	0.01%
^John Duffy Fuel Co., Inc.	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	12/28/2022	300.0	300.0	308.6	0.11%
^Polpo Realty LLC & Polpo Restaurant LLC dba Polpo Restaurant	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/27/2037	467.1	467.1	513.6	0.18%
^Martin L Hopp, MD PHD A Medical Corp dba Tower ENT	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/21/2022	38.5	38.5	39.5	0.01%
See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)

DECEMBER 31, 2017

(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Ezzo Properties, LLC and Great Lakes Cleaning, Inc.	Administrative and Support Services	Term Loan	Prime plus 2.75%	12/20/2027	$298.5	$298.5	$313.7	0.11%
^Pioneer Window Holdings, Inc and Subsidiaries dba Pioneer Windows	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	12/20/2022	130.7	130.7	134.1	0.05%
^Cheryle A Baptiste and Cheryle Baptiste DDS PLLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	11/30/2037	259.0	259.0	284.7	0.10%
^Daniel Gordon and Erin Gordon and Silver Lining Stables CT, LLC	Support Activities for Agriculture and Forestry	Term Loan	Prime plus 2.75%	11/28/2037	204.2	204.2	224.5	0.08%
^D&L Rescources, Inc. dba The UPS Store	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	11/27/2022	5.6	5.6	5.7	—%
^Richmond Hill Mini Market, LLC	Food and Beverage Stores	Term Loan	Prime plus 2.75%	11/27/2037	166.8	166.8	183.3	0.07%
^DRV Enterprise, Inc. dba Cici’s Pizza # 339	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/26/2022	34.8	34.8	35.8	0.01%
^U & A Food and Fuel, Inc. dba Express Gas & Food Mart	Gasoline Stations	Term Loan	Prime plus 2.75%	11/21/2037	86.6	86.6	95.3	0.03%
^Pioneer Windows Manufacturing Corp, Pioneer Windows	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	11/21/2022	157.5	157.5	161.6	0.06%
^R & J Petroleum LLC, Manar USA, Inc.	Gasoline Stations	Term Loan	Prime plus 2.75%	11/20/2037	162.0	162.0	178.0	0.06%
^St Judes Physical Therapy P.C.	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	11/19/2022	12.1	12.1	12.5	—%
^Hi-Def Imaging, Inc. dba SpeedPro Imaging	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	11/9/2022	12.8	12.8	13.1	—%
^Reidville Hydraulics Mfg Inc dba Summit	Machinery Manufacturing	Term Loan	Prime plus 2.75%	11/2/2037	239.2	239.2	262.3	0.09%
^Big Apple Entertainment Partners, LLC d/b/a Ripley’s Believe It or Not	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	10/26/2022	104.5	104.5	106.9	0.04%
^LA Diner Inc dba Loukas L A Diner	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/28/2037	617.8	617.8	678.8	0.24%
^University Park Retreat, LLC dba Massage Heights	Personal and Laundry Services	Term Loan	Prime plus 2.75%	9/27/2022	42.4	42.4	43.6	0.02%
^Forno Italiano Di Nonna Randazzo, LLC dba Nonna Randazzo’s Bakery	Food and Beverage Stores	Term Loan	Prime plus 2.75%	9/26/2037	165.9	165.9	182.0	0.07%
^LaSalle Market and Deli EOK Inc and Rugen Realty LLC dba LaSalle Mark	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/21/2037	226.0	226.0	247.9	0.09%
^O’Rourkes Diner LLC dba O’Rourke’s Diner	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/19/2037	58.7	58.7	64.3	0.02%
^AJK Enterprise LLC dba AJK Enterprise LLC	Truck Transportation	Term Loan	Prime plus 2.75%	8/27/2022	9.0	9.0	9.3	—%
^New Image Building Services, Inc. dba New Image Repair Services	Repair and Maintenance	Term Loan	Prime plus 2.75%	8/23/2037	255.4	255.4	279.8	0.10%
^Suncoast Aluminum Furniture, Inc	Furniture and Related Product Manufacturing	Term Loan	Prime plus 2.75%	8/17/2037	322.0	322.0	353.8	0.13%

See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)

DECEMBER 31, 2017

(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Hofgard & Co., Inc. dba HofgardBenefits	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	7/27/2022	$57.1	$57.1	$58.7	0.02%
^Georgia Safe Sidewalks LLC	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	7/27/2022	8.0	8.0	8.2	—%
^Central Tire, Inc. dba Cooper Tire & Auto Services	Repair and Maintenance	Term Loan	Prime plus 2.75%	6/29/2037	256.5	256.5	282.2	0.10%
^WPI, LLC	Transportation Equipment Manufacturing	Term Loan	Prime plus 2.75%	6/29/2024	82.4	82.4	85.4	0.03%
^Havana Central (NY) 5, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/29/2022	736.2	736.2	756.2	0.27%
^Jenkins-Pavia Corporation dba Victory Lane Quick Oil Change	Repair and Maintenance	Term Loan	Prime plus 2.75%	6/27/2037	62.0	62.0	68.2	0.02%
^KIND-ER-ZZ Inc dba Kidville	Educational Services	Term Loan	Prime plus 2.75%	6/15/2022	26.4	26.4	27.1	0.01%
^Graphish Studio, Inc. and Scott Fishoff	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	6/14/2022	10.7	10.7	11.0	—%
^ALF, LLC, Mulit-Service Eagle Tires	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	5/31/2037	55.9	55.9	61.5	0.02%
^Craig R Freehauf dba Lincoln Theatre	Performing Arts, Spectator Sports, and Related Industries	Term Loan	Prime plus 2.75%	5/31/2022	16.0	16.0	16.5	0.01%
^Christou Real Estate Holdings LLC dba Tops American Grill	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	5/17/2037	251.6	251.6	277.0	0.10%
^Tracey Vita-Morris dba Tracey Vita’s School of Dance	Performing Arts, Spectator Sports, and Related Industries	Term Loan	Prime plus 2.75%	5/10/2022	11.8	11.8	12.1	—%
^Bisson Transportation, Inc.	Truck Transportation	Term Loan	Prime plus 2.75%	5/7/2037	550.0	550.0	604.8	0.22%
^Bisson Moving & Storage Company Bisson Transportation Inc	Truck Transportation	Term Loan	Prime plus 2.75%	5/7/2022	319.5	319.5	328.2	0.12%
^Fair Deal Food Mart Inc dba Neighbors Market	Gasoline Stations	Term Loan	Prime plus 2.75%	5/3/2037	338.2	338.2	372.3	0.13%
^Tanner Optical, Inc. dba Murphy Eye Care	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	4/27/2022	4.2	4.2	4.3	—%
^Zane Filippone Co Inc dba Culligan Water Conditioning	Nonstore Retailers	Term Loan	Prime plus 2.75%	4/12/2022	288.3	288.3	296.0	0.11%
^Indoor Playgrounds Limited Liability Company dba Kidville	Educational Services	Term Loan	Prime plus 2.75%	4/5/2022	5.1	5.1	5.2	—%
^Access Staffing, LLC	Administrative and Support Services	Term Loan	Prime plus 2.75%	3/30/2022	95.2	95.2	97.4	0.03%
^Brandywine Picnic Park, Inc. and B.Ross Capps & Linda Capps	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	3/30/2031	187.0	187.0	200.7	0.07%
^Willow Springs Golf Course, Inc. & JC Lindsey Family Limited Partners	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	3/29/2037	669.6	669.6	736.4	0.26%

See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)

DECEMBER 31, 2017

(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^DC Realty, LLC dba FOGO Data Centers	Professional, Scientific, and Technical Services	Term Loan	6%	3/23/2037	$2,623.4	$2,623.4	$2,885.4	1.04%
^DC Realty, LLC dba FOGO Data Centers	Professional, Scientific, and Technical Services	Term Loan	6.25%	3/23/2022	734.2	734.2	753.2	0.27%
^Manuel P. Barrera and Accura Electrical Contractor, Inc.	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	3/23/2028	77.5	77.5	81.8	0.03%
^Shweiki Media, Inc. dba Study Breaks Magazine	Publishing Industries (except Internet)	Term Loan	Prime plus 2.75%	3/22/2027	852.3	852.3	896.6	0.32%
^ATI Jet, Inc.	Air Transportation	Term Loan	Prime plus 2.75%	12/28/2026	596.3	596.3	626.7	0.23%
^J. Kinderman & Sons, Inc. dba Brite Star Manufacturing Company	Furniture and Home Furnishings Stores	Term Loan	Prime plus 2.75%	12/22/2036	440.1	440.1	483.6	0.17%
^K’s Salon, LLC dba K’s Salon	Personal and Laundry Services	Term Loan	Prime plus 2.75%	12/20/2021	35.5	35.5	36.3	0.01%
^15 Frederick Place LLC & Pioneer Windows Holdings Inc & Subs	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	12/16/2021	118.7	118.7	121.5	0.04%
^M & H Pinestraw, Inc. and Harris L. Maloy	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	12/15/2021	135.5	135.5	138.7	0.05%
^Taylor Transport, Inc	Truck Transportation	Term Loan	Prime plus 2.75%	12/8/2021	148.7	148.7	152.3	0.05%
^MRM Supermarkets, Inc. dba Constantin’s Breads	Food Manufacturing	Term Loan	Prime plus 2.75%	11/10/2021	65.0	65.0	66.5	0.02%
^K9 Bytes, Inc & Epazz, Inc dba K9 Bytes, Inc	Publishing Industries (except Internet)	Term Loan	Prime plus 2.75%	10/26/2021	27.6	27.6	28.2	0.01%
^28 Cornelia Street Properties, LLC and Zouk, Ltd.	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	10/25/2021	10.4	10.4	10.6	—%
^39581 Garfield, LLC and Tri County Neurological Associates, P.C.	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	9/30/2036	72.3	72.3	79.3	0.03%
^Robert E. Caves, Sr. and American Plank dba Caves Enterprises	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	9/30/2021	137.7	137.7	140.8	0.05%
^39581 Garfield, LLC and Tricounty Neurological Associates, P.C.	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	9/30/2036	24.6	24.6	27.0	0.01%
^PTK, Incorporated dba Night N Day 24 HR Convenience Store	Food and Beverage Stores	Term Loan	Prime plus 2.75%	9/30/2036	119.7	119.7	131.4	0.05%
^Big Apple Entertainment Partners, LLC dba Ripley’s Believe it or Not	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	9/28/2021	479.9	479.9	489.7	0.18%
^Equity National Capital LLC & Chadbourne Road Capital, LLC	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	Term Loan	Prime plus 2.75%	9/26/2021	28.5	28.5	29.1	0.01%
^Bryan Bantry Inc.	Performing Arts, Spectator Sports, and Related Industries	Term Loan	Prime plus 2.75%	9/8/2021	38.0	38.0	38.8	0.01%

See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)

DECEMBER 31, 2017

(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Michael S. Decker & Janet Decker dba The Hen House Cafe	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	8/30/2036	$14.3	$14.3	$15.7	0.01%
^Qycell Corporation	Plastics and Rubber Products Manufacturing	Term Loan	Prime plus 2.75%	8/19/2021	79.1	79.1	80.8	0.03%
^Trademark Equipment Company Inc and David A. Daniel	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	8/19/2036	116.0	116.0	127.3	0.05%
^Valiev Ballet Academy, Inc	Performing Arts, Spectator Sports, and Related Industries	Term Loan	Prime plus 2.75%	8/12/2036	36.8	36.8	40.4	0.01%
^A & A Auto Care, LLC dba A & A Auto Care, LLC	Repair and Maintenance	Term Loan	Prime plus 2.75%	8/12/2036	88.0	88.0	96.6	0.03%
^LaHoBa, LLC d/b/a Papa John’s	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	8/3/2036	66.8	66.8	73.4	0.03%
^MTV Bowl, Inc. dba Legend Lanes	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	6/30/2036	217.9	217.9	239.5	0.09%
^Lavertue Properties LLP dba Lavertue Properties	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	Term Loan	Prime plus 2.75%	6/29/2036	38.8	38.8	42.7	0.02%
^Lisle Lincoln II Limited Partnership dba Lisle Lanes LP	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	6/29/2036	303.8	303.8	333.9	0.12%
^Pierce Developments, Inc. dba Southside Granite	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	6/13/2036	221.2	221.2	243.0	0.09%
^Major Queens Body & Fender Corp	Repair and Maintenance	Term Loan	Prime plus 2.75%	6/10/2021	12.2	12.2	12.5	—%
^J&K Fitness, LLC dba Physiques Womens Fitness Center	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	6/8/2036	398.3	398.3	437.7	0.16%
^Peanut Butter & Co., Inc. d/b/a Peanut Butter & Co.	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	6/3/2021	26.9	26.9	27.5	0.01%
^Demand Printing Solutions, Inc.and MLM Enterprises, LLC	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	5/27/2021	6.9	6.9	7.0	—%
^Modern on the Mile, LLC dba Ligne Roset	Furniture and Home Furnishings Stores	Term Loan	Prime plus 2.75%	5/25/2021	87.9	87.9	89.8	0.03%
^Profile Performance, Inc. and Eidak Real Estate, L.L.C.	Repair and Maintenance	Term Loan	Prime plus 2.75%	4/20/2036	109.6	109.6	120.5	0.04%

^Northwind Outdoor Recreation, Inc. dba Red Rock Wilderness Store	Nonstore Retailers	Term Loan	Prime plus 2.75%	4/18/2036	113.8	113.8	125.1	0.04%
^Michael S. Korfe dba North Valley Auto Repair	Repair and Maintenance	Term Loan	Prime plus 2.75%	3/24/2036	13.3	13.3	14.6	0.01%
^Actknowledge,Inc dba Actknowledge	Personal and Laundry Services	Term Loan	Prime plus 2.75%	3/21/2021	23.0	23.0	23.5	0.01%
^Key Products I&II, Inc. dba Dunkin’ Donuts/Baskin-Robbins	Food and Beverage Stores	Term Loan	Prime plus 2.75%	3/10/2021	61.5	61.5	62.8	0.02%

See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)

DECEMBER 31, 2017

(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Stephen Frank, Patricia Frank and Suds Express LLC dba Frank Chiropra	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	2/25/2023	$31.3	$31.3	$32.3	0.01%
^SuzyQue’s LLC dba Suzy Que’s	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/11/2036	52.3	52.3	57.5	0.02%
^Little People’s Village, LLC dba Little People’s Village	Social Assistance	Term Loan	Prime plus 2.75%	1/31/2036	26.5	26.5	29.1	0.01%
^Seagate Group Holdings, Inc. dba Seagate Logistics, Inc.	Support Activities for Transportation	Term Loan	Prime plus 2.75%	1/28/2036	96.7	96.7	106.2	0.04%
^Patrageous Enterprises, LLC dba Incredibly Edible Delites of Laurel	Food and Beverage Stores	Term Loan	Prime plus 2.75%	12/29/2020	2.7	2.7	2.8	—%
^Dixie Transport, Inc. & Johnny D. Brown & Jimmy Brown & Maudain Brown	Support Activities for Transportation	Term Loan	5.25%	12/28/2035	1,316.8	1,334.6	1,444.1	0.52%
^Groundworks Unlimited LLC	Specialty Trade Contractors	Term Loan	6%	12/17/2023	72.8	72.8	75.4	0.03%
^Shree OM Lodging, LLC dba Royal Inn	Accommodation	Term Loan	Prime plus 2.75%	12/17/2035	23.5	23.5	25.8	0.01%
^Lodin Medical Imaging, LLC dba Watson Imaging Center	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/1/2020	24.4	24.4	24.8	0.01%
^Robert F. Schuler and Lori A. Schuler dba Bob’s Service Center	Repair and Maintenance	Term Loan	Prime plus 2.75%	11/30/2035	28.8	28.8	31.6	0.01%
^West Cobb Enterprises, Inc and Advanced Eye Associates, L.L.C.	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	11/12/2035	126.3	126.3	138.5	0.05%
^K9 Bytes, Inc & Epazz, Inc	Publishing Industries (except Internet)	Term Loan	Prime plus 2.75%	9/30/2020	6.4	6.4	6.5	—%
^Elan Realty, LLC and Albert Basse Asociates, Inc.	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	9/30/2035	192.6	192.6	211.1	0.08%
^Success Express,Inc. dba Success Express	Couriers and Messengers	Term Loan	Prime plus 2.75%	9/29/2020	30.5	30.5	31.0	0.01%
^Modern Manhattan, LLC	Furniture and Home Furnishings Stores	Term Loan	Prime plus 2.75%	9/20/2020	70.6	70.6	71.9	0.03%
^Dirk’s Trucking, L.L.C. dba Dirk’s Trucking	Truck Transportation	Term Loan	Prime plus 2.75%	9/17/2020	6.0	6.0	6.1	—%
^Rudy & Louise Chavez dba Clyde’s Auto and Furniture Upholstery	Repair and Maintenance	Term Loan	Prime plus 2.75%	9/2/2035	42.2	42.2	46.2	0.02%
^Newsome Trucking Inc and Kevin Newsome	Truck Transportation	Term Loan	Prime plus 2.75%	9/2/2035	206.1	206.1	225.8	0.08%
^California College of Communications, Inc.	Educational Services	Term Loan	Prime plus 2.75%	11/2/2020	61.3	61.3	62.5	0.02%
^DDLK Investments LLC dba Smoothie King	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	8/30/2020	1.6	1.6	1.6	—%
^Members Only Software	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	8/30/2020	13.2	13.2	13.4	—%

See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)

DECEMBER 31, 2017

(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^ActKnowledge,Inc dba ActKnowledge	Personal and Laundry Services	Term Loan	Prime plus 2.75%	6/30/2020	$15.9	$15.9	$16.2	0.01%
^I-90 RV & Auto Supercenter	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	6/29/2035	62.7	62.7	68.6	0.02%
^Zouk, Ltd. dba Palma	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	8/25/2020	9.1	9.1	9.3	—%
^CJ Park Inc. dba Kidville Midtown West	Educational Services	Term Loan	Prime plus 2.75%	6/25/2020	6.6	6.6	6.7	—%
^Tanner Optical Inc. dba Murphy Eye Care	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	6/22/2035	79.3	79.3	86.8	0.03%
^B&B Fitness and Barbell, Inc. dba Elevations Health Club	Amusement, Gambling, and Recreation Industries	Term Loan	6%	6/22/2035	182.0	182.0	199.2	0.07%
^M & H Pine Straw, Inc.and Harris Maloy	Support Activities for Agriculture and Forestry	Term Loan	Prime plus 2.75%	7/10/2020	28.2	28.2	28.7	0.01%
^Excel RP, Inc./Kevin and Joann Foley	Machinery Manufacturing	Term Loan	Prime plus 2.75%	7/8/2028	35.7	35.7	37.9	0.01%
ValleyStar, Inc. dba BrightStar HealthCare	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	6/28/2020	1.9	1.9	1.9	—%
^ValleyStar, Inc. dba BrightStar Healthcare	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	6/28/2020	2.4	2.4	2.4	—%
^Diag, LLC dba Kidville	Educational Services	Term Loan	Prime plus 2.75%	6/21/2020	11.5	11.5	11.7	—%
^M & H Pine Straw, Inc and Harris L. Maloy	Support Activities for Agriculture and Forestry	Term Loan	6%	4/30/2020	57.0	57.0	58.0	0.02%
^New Economic Methods LLC dba Rita’s	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	7/15/2020	0.5	0.5	0.6	—%
^Cocoa Beach Parasail Corp. dba Cocoa Beach Parasail	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	4/26/2020	1.8	1.8	1.9	—%
^Lahoba,LLC dba Papa John’s Pizza	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/30/2034	35.2	35.2	38.4	0.01%
^Animal Intrusion Prevention Systems Holding Company, LLC	Administrative and Support Services	Term Loan	Prime plus 2.75%	3/29/2024	25.8	25.8	26.8	0.01%
^David A. Nusblatt, D.M.D, P.C.	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/11/2019	2.3	2.3	2.3	—%
^CMA Consulting dba Construction Management Associates	Construction of Buildings	Term Loan	Prime plus 2.75%	12/11/2019	13.4	13.4	13.5	—%
^KMC RE, LLC & B&B Kennels	Personal and Laundry Services	Term Loan	Prime plus 2.75%	11/19/2034	48.0	48.0	52.5	0.02%
^Demand Printing Solutions, Inc.	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	12/12/2019	2.5	2.5	2.5	—%
^Demand Printing Solutions, Inc	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	10/29/2034	121.1	121.1	132.3	0.05%
^Rover Repairs	Repair and Maintenance	Term Loan	Prime plus 2.5%	11/28/2029	51.4	35.9	54.2	0.02%
See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)

DECEMBER 31, 2017

(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Supreme Screw Products	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	4/17/2019	$51.5	$51.5	$52.1	0.02%
^Gray Tree Service, Inc.	Administrative and Support Services	Term Loan	Prime plus 2.75%	12/18/2018	6.4	6.4	6.5	—%
^Gourmet to You, Inc.	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/28/2019	1.7	1.7	1.8	—%
^The Alba Financial Group, Inc.	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	Term Loan	6%	1/10/2019	9.6	9.6	9.7	—%
^Inflate World Corporation	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	9/30/2018	0.6	0.6	0.6	—%
^Peter Thomas Roth Labs	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	9/26/2018	41.1	41.1	41.4	0.01%
^CBA D&A Pope, LLC dba Christian Brothers Automotive	Repair and Maintenance	Term Loan	Prime plus 2.75%	6/14/2018	11.0	11.0	11.0	—%
^Gilbert Chiropractic Clinic, Inc.	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	6/7/2018	0.3	0.3	0.3	—%
^D & D’s Divine Beauty School of Esther, LLC	Educational Services	Term Loan	6%	8/1/2031	49.0	49.0	52.8	0.02%
Bliss Coffee and Wine Bar, LLC	Food Services and Drinking Places	Term Loan	6%	8/31/2019	68.1	68.1	68.9	0.02%
^Zog Inc.	Other Information Services	Term Loan	6%	3/17/2018	48.2	48.2	48.4	0.02%
^Saan M.Saelee dba Saelee’s Delivery Service	Truck Transportation	Term Loan	Prime plus 2.75%	3/12/2018	0.3	0.3	0.3	—%
^Integrity Sports Group, LLC	Performing Arts, Spectator Sports, and Related Industries	Term Loan	6%	3/6/2018	30.6	30.6	30.7	0.01%
^Enewhere Custom Canvas, LLC	Textile Product Mills	Term Loan	Prime plus 2.75%	2/15/2018	0.5	0.5	0.5	—%
^A & A Acquisition, Inc. dba A & A International	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	2/15/2018	2.2	2.2	2.2	—%
^All American Printing	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	10/26/2032	36.4	36.4	39.5	0.01%
^Seo’s Paradise Cleaners, Inc.	Personal and Laundry Services	Term Loan	Prime plus 2.75%	1/19/2018	0.1	0.1	0.1	—%
^Connect Litigation Technology, Inc.	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2%	10/18/2025	25.2	17.6	25.7	0.01%
^1911 East Main Street Holdings, Corp	Repair and Maintenance	Term Loan	Prime plus 2.75%	5/18/2032	11.9	11.9	12.8	—%
^Water Works Laundromat, LLC	Personal and Laundry Services	Term Loan	Prime plus 2.25%	9/7/2027	170.4	170.4	176.3	0.06%
^Dave Kris, and MDK Ram Corp.	Food and Beverage Stores	Term Loan	Prime plus 2.75%	2/5/2026	29.6	29.6	31.0	0.01%
^Gill Express Inc. dba American Eagle Truck Wash	Repair and Maintenance	Term Loan	Prime plus 2.75%	1/5/2027	173.9	173.9	183.4	0.07%

See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)

DECEMBER 31, 2017

(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Smooth Grounds, Inc.	Food Services and Drinking Places	Term Loan	7.75%	12/31/2018	$27.5	$27.5	$27.7	0.01%
^Fran-Car Corporation dba Horizon Landscape Management	Administrative and Support Services	Term Loan	Prime plus 2.75%	3/3/2028	65.4	65.4	69.3	0.02%
^Head To Toe Personalized Pampering, Inc.	Personal and Laundry Services	Term Loan	Prime plus 2.75%	1/27/2031	8.6	8.6	9.2	—%
^Christopher F. Bohon & Pamela D. Bohon	Social Assistance	Term Loan	Prime plus 2.75%	10/28/2026	3.0	3.0	3.2	—%
^Mogas Limited	Gasoline Stations	Term Loan	Prime plus 2.75%	5/31/2030	69.6	48.7	74.5	0.03%
^Shree Om Lodging, LLC dba Royal Inn	Accommodation	Term Loan	Prime plus 2.75%	5/2/2030	61.5	61.5	65.9	0.02%
^Pedzik’s Pets, LLC	Support Activities for Agriculture and Forestry	Term Loan	Prime plus 2.75%	3/31/2030	8.5	8.5	9.1	—%
^Nancy Carapelluci & A & M Seasonal Corner Inc.	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	3/1/2025	13.1	13.1	13.7	—%
^Patricia Hughes Jones, MD PC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	1/13/2020	3.7	2.5	3.8	—%
^Moonlight Multi Media Production, Inc.	Other Information Services	Term Loan	5.3%	2/1/2025	2.7	2.7	2.9	—%
David M. Goens dba Superior Auto Paint & Body, Inc.	Repair and Maintenance	Term Loan	6%	8/26/2024	15.8	15.8	16.5	0.01%
^McCallister Venture Group, LLC and Maw’s Vittles, Inc.	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	7/30/2029	10.9	10.9	11.6	—%
^Chong Hun Im dba Kim’s Market	Food and Beverage Stores	Term Loan	Prime plus 2.5%	2/27/2024	8.3	8.3	8.6	—%
Whirlwind Car Wash, Inc.	Repair and Maintenance	Term Loan	Prime plus 2%	4/9/2029	65.2	65.2	66.9	0.02%
^West Experience,Inc/West Mountain Equipment Rental,Inc/Ski West Lodge	Amusement, Gambling, and Recreation Industries	Term Loan	6%	6/5/2026	826.6	826.6	868.6	0.31%
^Center-Mark Car Wash, Ltd	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	5/18/2024	24.8	24.8	25.8	0.01%
^Shuttle Car Wash, Inc. dba Shuttle Car Wash	Repair and Maintenance	Term Loan	Prime plus 2.25%	11/10/2028	16.0	16.0	16.6	0.01%
^Min Hui Lin	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	1/30/2028	16.4	16.4	17.3	0.01%
^Delta Partners, LLC dba Delta Carwash	Repair and Maintenance	Term Loan	Prime plus 2.5%	4/5/2029	40.2	40.2	42.3	0.02%
^Auto Sales, Inc.	Motor Vehicle and Parts Dealers	Term Loan	6%	8/17/2023	6.8	6.8	7.0	—%
^RAB Services, Inc. & Professional Floor Installations	Specialty Trade Contractors	Term Loan	Prime plus 2.5%	1/31/2023	6.0	6.0	6.2	—%
^Taste of Inverness, Inc. dba China Garden	Food Services and Drinking Places	Term Loan	Prime plus 2%	6/29/2025	7.9	7.9	8.1	—%
^Ralph Werner dba Werner Transmission Inc	Gasoline Stations	Term Loan	Prime plus 2.75%	12/29/2021	1.9	1.9	2.0	—%

See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)

DECEMBER 31, 2017

(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Robin C. & Charles E. Taylor & Brigantine Aquatic Center LLC	Amusement, Gambling, and Recreation Industries	Term Loan	6%	9/14/2023	$29.6	$29.6	$30.7	0.01%
^OrthoQuest, P.C.	Ambulatory Health Care Services	Term Loan	Prime plus 2%	3/12/2022	3.4	3.4	3.5	—%
^CPN Motel, L.L.C. dba American Motor Lodge	Accommodation	Term Loan	Prime plus 2.25%	4/30/2024	27.4	27.4	28.0	0.01%
^Track Side Collision & Tire, Inc.	Plastics and Rubber Products Manufacturing	Term Loan	Prime plus 2.75%	6/16/2025	4.4	4.4	4.6	—%
^Duttakrupa, LLC dba Birmingham Motor Court	Accommodation	Term Loan	Prime plus 2.25%	9/8/2023	10.7	10.7	10.9	—%
^Deesha Corporation, Inc. dba Best Inn & Suites	Accommodation	Term Loan	Prime plus 2.25%	2/14/2025	24.8	24.8	25.4	0.01%
^Maruti, Inc	Accommodation	Term Loan	Prime plus 2.25%	11/25/2024	22.9	22.9	23.4	0.01%
Willington Hills Equestrian Center LLC	Animal Production and Aquaculture	Term Loan	Prime plus 2.75%	10/19/2022	12.4	12.4	12.8	—%
^LABH, Inc., Ramada Ltd.	Accommodation	Term Loan	Prime plus 2.25%	9/27/2024	36.7	36.7	37.6	0.01%
^Randall D. & Patricia D. Casaburi dba Pat’s Pizzazz	Furniture and Home Furnishings Stores	Term Loan	Prime plus 2.75%	3/13/2023	6.1	6.1	6.3	—%
^Gain Laxmi, Inc. dba Super 8 Motel	Accommodation	Term Loan	Prime plus 2.25%	5/31/2023	17.4	17.4	17.8	0.01%
^Naseeb Corporation	Accommodation	Term Loan	Prime plus 2.25%	3/31/2024	26.4	26.4	27.1	0.01%
^Stillwell Ave Prep School	Social Assistance	Term Loan	Prime plus 2.75%	1/14/2023	5.5	5.5	5.7	—%
^Karis, Inc.	Accommodation	Term Loan	Prime plus 2%	12/22/2023	11.8	11.8	11.9	—%
^Five Corners, Ltd.	Gasoline Stations	Term Loan	Prime plus 2.75%	12/11/2019	3.2	3.2	3.3	—%
^Alyssa Corp dba Knights Inn	Accommodation	Term Loan	Prime plus 2.25%	9/30/2023	38.8	38.8	39.6	0.01%
^Bhailal Patel dba New Falls Motel	Accommodation	Term Loan	Prime plus 2.75%	3/27/2023	3.1	3.1	3.2	—%
^Pegasus Automotive, Inc.	Gasoline Stations	Term Loan	Prime plus 2.75%	12/23/2022	9.4	9.4	9.7	—%
^Delyannis Iron Works	Fabricated Metal Product Manufacturing	Term Loan	6%	12/8/2022	10.8	10.8	11.2	—%
^P. Agrino, Inc. dba Andover Diner	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	7/18/2021	7.0	7.0	7.1	—%
^RJS Service Corporation	Gasoline Stations	Term Loan	Prime plus 2.75%	8/20/2021	5.0	5.0	5.1	—%
Total Performing SBA Unguaranteed Investments					$264,318.4	$264,282.0	$266,467.1	95.74%

See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)

DECEMBER 31, 2017

(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Non-Performing SBA Unguaranteed Investments(3)
*^200 North 8th Street Associates LLC and Enchanted Acres Farm	Food Manufacturing	Term Loan	6.25%	5/4/2028	$469.3	$469.3	$436.5	0.16%
*^214 North Franklin, LLC and Winter Ventures, Inc.	Nonstore Retailers	Term Loan	6%	11/29/2037	81.7	81.7	—	—%
*^Alejandro Rico dba Rico Motors and Golden West Motel and Alrima Co Inc	Motor Vehicle and Parts Dealers	Term Loan	6.75%	11/25/2040	68.4	68.4	2.8	—%
*^Al-Mustafa Enterprise, Inc. and Al-Mustafa Enterprise Inc	Motor Vehicle and Parts Dealers	Term Loan	6.25%	9/18/2040	34.7	34.7	—	—%
*^Amboy Group, LLC dba Tommy’s Moloney’s	Food Manufacturing	Term Loan	Prime plus 2.75%	6/24/2025	387.4	387.4	360.3	0.13%
*^AUM Estates, LLC and Sculpted Figures Plastic Surgery Inc.	Ambulatory Health Care Services	Term Loan	6%	3/14/2038	305.7	305.7	—	—%
*AWA Fabrication & Construction, L.L.C.	Fabricated Metal Product Manufacturing	Term Loan	6%	4/30/2025	34.8	34.8	—	—%
*^B & J Manufacturing Corporation and Benson Realty Trust	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2%	3/30/2021	15.5	15.5	14.6	0.01%
*Baker Sales, Inc. d/b/a Baker Sales, Inc.	Nonstore Retailers	Term Loan	6%	3/29/2036	177.4	177.4	95.5	0.03%
*^Fieldstone Quick Stop LLC, Barber Investments LLC, Thadius M B	Gasoline Stations	Term Loan	6%	9/30/2038	407.3	407.3	2.6	—%
*^Barber Investments LLC and Fieldstone Quickstop LLC and Maine Dollar	Gasoline Stations	Term Loan	6.25%	8/15/2039	146.3	146.3	—	—%
*Bone Bar & Grill LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/30/2042	73.4	73.4	64.2	0.02%
*^Calhoun Satellite Communications Inc and Transmission Solutions Group	Broadcasting (except Internet)	Term Loan	Prime plus 2.75%	2/27/2025	811.7	811.7	431.3	0.15%
*Calhoun Satellite Communications, Inc.	Telecommunications	Term Loan	Prime plus 2.75%	12/2/2026	189.1	189.1	172.6	0.06%
*^Chickamauga Properties, Inc., MSW Enterprises, LLP	Amusement, Gambling, and Recreation Industries	Term Loan	6.25%	12/22/2035	59.0	59.0	56.5	0.02%
*^Chickamauga Properties, Inc. and MSW Enterprises, LLP	Amusement, Gambling, and Recreation Industries	Term Loan	6.25%	10/19/2022	43.5	43.5	—	—%
*^CLU Amboy, LLC and Amboy Group, LLC dba Tommy Moloney’s	Food Manufacturing	Term Loan	Prime plus 2.75%	12/27/2023	479.8	479.8	446.2	0.16%
*^CM Lab Inc	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	5/20/2026	166.1	166.1	154.5	0.06%
*^Custom Software, Inc. a Colorado Corporation dba M-33 Access	Professional, Scientific, and Technical Services	Term Loan	6.25%	6/17/2021	272.7	272.7	234.6	0.08%

See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)

DECEMBER 31, 2017

(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
*^Custom Software, Inc. a Colorado Corporation dba M-33 Access	Broadcasting (except Internet)	Term Loan	6.25%	4/30/2022	$94.3	$94.3	$—	—%
*^D&G Capital LLC dba Miami Grill 277	Food Services and Drinking Places	Term Loan	6.5%	12/16/2025	81.2	81.2	55.5	0.02%
*^Daniel S. Fitzpatrick dba Danny’s Mobile Appearance Reconditioning Service	Repair and Maintenance	Term Loan	Prime plus 2.75%	3/29/2018	0.3	0.3	0.3	—%
*^Danjam Enterprises, LLC dba Ariel Dental Care	Ambulatory Health Care Services	Term Loan	6%	3/31/2035	126.0	126.0	118.9	0.04%
*^Danjam Enterprises, LLC dba Ariel Dental Care	Ambulatory Health Care Services	Term Loan	6%	3/29/2023	64.8	64.8	61.1	0.02%
*^Dill Street Bar and Grill Inc and WO Entertainment, Inc	Food Services and Drinking Places	Term Loan	6%	9/27/2027	78.4	78.4	—	—%
*^DTM Parts Supply Inc.	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	6/2/2025	54.8	54.8	43.9	0.02%
*^E & I Holdings, LP & PA Farm Products, LLC	Food Manufacturing	Term Loan	6%	4/30/2030	4,923.2	5,047.3	2,529.6	0.91%
*^ENI Inc, Event Networks Inc, ENI Worldwide LLC and Spot Shop Inc	Professional, Scientific, and Technical Services	Term Loan	6.75%	4/25/2024	273.8	273.8	—	—%
*^ENI Inc. dba ENI Group, Inc	Other Information Services	Term Loan	6.75%	12/11/2025	32.8	32.8	—	—%
*^Europlast Ltd	Plastics and Rubber Products Manufacturing	Term Loan	6%	9/26/2022	314.9	314.9	28.4	0.01%
*^Europlast Ltd	Plastics and Rubber Products Manufacturing	Term Loan	6%	5/31/2023	73.4	73.4	—	—%
*^Event Mecca LLC	Other Information Services	Term Loan	6%	4/10/2023	12.2	12.2	9.4	—%
*^EZ Towing, Inc.	Support Activities for Transportation	Term Loan	6%	1/31/2023	86.4	86.4	8.1	—%
*^Gator Communications Group LLC dba Harvard Printing Group	Printing and Related Support Activities	Term Loan	6.25%	3/30/2022	233.5	233.5	11.2	—%
*^Gator Communications Group LLC dba Harvard Printing Group	Printing and Related Support Activities	Term Loan	6.25%	4/25/2022	157.8	157.8	—	—%
*^Gator Communications Group, LLC dba Harvard Printing Group	Printing and Related Support Activities	Term Loan	6.25%	3/27/2023	13.3	13.3	—	—%
*^Gino Italian American Deli and Meat Market Inc	Food and Beverage Stores	Term Loan	Prime plus 2.75%	7/25/2041	530.2	530.2	493.2	0.18%
*^Grand Manor Realty, Inc. & Kevin LaRoe	Real Estate	Term Loan	6%	2/20/2023	19.0	19.0	17.6	0.01%
*Guzman Group, LLC	Rental and Leasing Services	Term Loan	6%	9/30/2019	181.3	181.3	173.3	0.06%
*Harrelson Materials Management, Inc	Waste Management and Remediation Services	Term Loan	6%	6/24/2021	465.2	465.2	25.0	0.01%

See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)

DECEMBER 31, 2017

(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
*^Hascher Gabelstapler Inc	Repair and Maintenance	Term Loan	Prime plus 2.75%	3/26/2024	$107.7	$107.7	$100.2	0.04%
*^Hemingway Custom Cabinetry LLC	Furniture and Related Product Manufacturing	Term Loan	6.5%	9/25/2025	198.6	198.6	62.5	0.02%
*^Home Again Restaurant LLC	Food Services and Drinking Places	Term Loan	6.25%	6/30/2040	58.8	58.8	47.5	0.02%
*^J And G Group Services LLC and United Vending of Florida Inc	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	7/28/2026	29.6	29.6	27.5	0.01%
*^J Olson Enterprises LLC and Olson Trucking Direct, Inc.	Truck Transportation	Term Loan	6%	6/28/2025	628.4	628.4	76.7	0.03%
*^J&M Concessions, Inc.dba A-1 Liquors	Food and Beverage Stores	Term Loan	6.25%	3/3/2039	130.6	130.6	61.7	0.02%
*^J&M Concessions Inc dba A 1 Liquors	Food and Beverage Stores	Term Loan	Prime plus 2.75%	2/27/2025	80.0	80.0	21.6	0.01%
*^Jacksonville Beauty Institute Inc. dba Beauty Institute’s	Educational Services	Term Loan	7%	10/23/2025	43.7	43.7	40.6	0.01%
*Jenny’s Wunderland, Inc.	Social Assistance	Term Loan	6%	6/29/2036	98.8	98.8	10.6	—%
*^Karykion, Corporation dba Karykion Corporation	Professional, Scientific, and Technical Services	Term Loan	6%	6/28/2022	144.8	144.8	134.7	0.05%
*^Kantz LLC and Kantz Auto LLC dba Kantz’s Hometown Auto	Motor Vehicle and Parts Dealers	Term Loan	6.25%	10/29/2039	11.1	11.1	10.3	—%
*^Kids at Heart,LLC dba Monster Mini Golf	Amusement, Gambling, and Recreation Industries	Term Loan	6.75%	9/22/2026	21.6	21.6	10.4	—%
*Krishna of Orangeburg, Inc.	Accommodation	Term Loan	6%	2/20/2032	10.3	10.3	5.5	—%
*^Kup’s Auto Spa Inc	Repair and Maintenance	Term Loan	6.25%	11/15/2038	366.8	366.8	341.2	0.12%
*Kup’s Auto Spa, Inc.	Repair and Maintenance	Term Loan	6.25%	10/23/2025	54.7	54.7	50.9	0.02%
*^Las Casuelas Del Este Inc.	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/29/2041	791.6	791.6	393.1	0.14%
*^Las Torres Development LLC dba Houston Event Centers	Real Estate	Term Loan	6%	8/27/2028	875.4	906.0	—	—%
*^LE & JS dba Laredo Mercado Y Carniceria	Food and Beverage Stores	Term Loan	Prime plus 2.75%	4/13/2026	18.5	18.5	—	—%
*^Luv 2 Play Inc	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	5/12/2026	60.8	60.8	57.4	0.02%
*^M and C Renovations Inc	Construction of Buildings	Term Loan	Prime plus 2.75%	10/31/2024	12.8	12.8	10.0	—%
*^Matchless Transportation LLC dba First Class Limo	Transit and Ground Passenger Transportation	Term Loan	6.25%	8/3/2022	125.3	125.3	110.0	0.04%
*^Medeiros Holdings Inc dba Outdoor Lighting Perspectives of the Triad	Electrical Equipment, Appliance, and Component Manufacturing	Term Loan	Prime plus 2.75%	11/25/2025	19.5	19.5	6.1	—%
See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)

DECEMBER 31, 2017

(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
*^Milliken and Milliken, Inc. dba Milliken Wholesale Distribution	Merchant Wholesalers, Durable Goods	Term Loan	6%	6/10/2036	$25.6	$25.6	$—	—%
*^Mojo Brands Media, LLC	Broadcasting (except Internet)	Term Loan	6%	8/28/2023	725.0	725.0	342.9	0.12%
*^Morris Glass and Construction	Specialty Trade Contractors	Term Loan	6%	3/7/2021	465.1	482.1	53.5	0.02%
*Municipal Hydro Sevices Inc.	Rental and Leasing Services	Term Loan	Prime plus 2.75%	3/30/2027	225.7	225.7	42.0	0.02%
*New England Country Day School, Inc. and Thomas D. Walker	Social Assistance	Term Loan	Prime plus 2.75%	3/28/2042	362.6	362.6	293.2	0.11%
*^New Paltz Dental Care, PLLC dba Ariel Dental Care	Ambulatory Health Care Services	Term Loan	6%	6/19/2025	97.5	97.5	59.6	0.02%
*^Colts V LLC and Nowatzke Service Center, Inc	Repair and Maintenance	Term Loan	6.75%	9/26/2039	577.6	577.6	545.1	0.20%
*^Nowatzke Service Center Inc dba Nowatzke Truck and Trailer	Repair and Maintenance	Term Loan	Prime plus 2.75%	1/29/2026	96.9	96.9	91.5	0.03%
*Paragon Fabricators Inc, Paragon Field Services, Inc and Paragon Global	Heavy and Civil Engineering Construction	Term Loan	Prime plus 2.75%	9/28/2026	608.3	608.3	272.1	0.10%
*^Paragon Global, LLC and Paragon Fabricators Inc and Paragon Field Services	Heavy and Civil Engineering Construction	Term Loan	Prime plus 2.75%	9/28/2041	400.1	400.1	340.3	0.12%
*^Planet Verte, LLC dba Audio Unlimited	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	9/20/2020	16.4	16.4	15.7	0.01%
*^Pooh’s Corner Realty LLC and Pooh’s Corner Inc	Social Assistance	Term Loan	Prime plus 2.75%	7/23/2040	100.3	100.3	93.3	0.03%
*Professional Systems, LLC and Professional Cleaning	Administrative and Support Services	Term Loan	6%	7/30/2020	131.8	131.8	1.8	—%
*^RDT Enterprises LLC	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	9/15/2027	136.9	136.9	127.3	0.05%
*^RDT Enterprises, L.L.C.	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	11/12/2025	19.5	19.5	—	—%
*^RDT Enterprises, LLC	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	12/31/2028	119.0	119.0	110.7	0.04%
*^Route 130 SCPI Holdings LLC, Route 130 SCPI Operations LLC	Food Services and Drinking Places	Term Loan	6.25%	9/30/2039	536.4	536.4	320.1	0.12%
*^Scoville Plumbing & Heating Inc and Thomas P. Scoville	Specialty Trade Contractors	Term Loan	6.75%	7/25/2022	32.1	32.1	30.3	0.01%
*^Shivsakti, LLC dba Knights Inn	Accommodation	Term Loan	6.25%	12/20/2032	8.0	8.0	—	—%
*^Sourceco Limited Liability Company	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	12/17/2025	45.0	45.0	43.1	0.02%
*^Sovereign Communications LLC	Broadcasting (except Internet)	Term Loan	Prime plus 2.75%	2/7/2024	697.1	697.1	345.4	0.12%
*^Square Deal Siding Company,LLC dba Square Deal Siding Company	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	6/18/2025	20.3	20.3	19.4	0.01%

See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)

DECEMBER 31, 2017

(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
*^STK Ventures Inc dba JP Dock Service & Supply	Specialty Trade Contractors	Term Loan	6%	5/9/2037	$31.6	$31.6	$—	—%
*^Stormrider Inc dba Shirley’s Stormrider Inc	Truck Transportation	Term Loan	Prime plus 2.75%	9/23/2025	58.1	58.1	—	—%
*^Stormrider Inc dba Shirley’s Stormrider, Inc	Truck Transportation	Term Loan	Prime plus 2.75%	11/25/2024	116.9	116.9	41.6	0.01%
*Stormwise South Florida dba Stormwise Shutters	Specialty Trade Contractors	Term Loan	6%	11/7/2036	111.2	111.2	—	—%
*^Tim’s Tire & Automotive Center, LLC	Support Activities for Transportation	Term Loan	Prime plus 2.75%	8/16/2026	768.3	768.3	529.7	0.19%
*^Thomas P. Scoville dba Scoville Plumbing & Heating, Inc.	Specialty Trade Contractors	Term Loan	6.75%	11/16/2021	34.3	34.3	32.4	0.01%
*Transmission Solutions Group, Inc. and Calhoun Satellite Communications	Telecommunications	Term Loan	Prime plus 2.75%	12/2/2041	141.3	141.3	81.8	0.03%
*^Winter Ventures Inc and 214 N Franklin LLC	Nonstore Retailers	Term Loan	6%	4/29/2024	56.6	56.6	—	—%
*^Winter Ventures Inc dba Qualitybargainbooks and Qualitybargainmall	Nonstore Retailers	Term Loan	6%	12/23/2024	149.3	149.3	—	—%
*^Winter Ventures Inc dba Qualitybargainbooks and Qualitybargainmall	Nonstore Retailers	Term Loan	6%	4/3/2029	134.5	134.5	—	—%
*^Wired LLC and Moulison North Corporation	Specialty Trade Contractors	Term Loan	6.25%	6/30/2024	118.5	118.5	108.3	0.04%
*^Wired LLC and Moulison North Corporation	Specialty Trade Contractors	Term Loan	6.25%	7/3/2024	138.3	138.3	—	—%
Total Non-Performing Unguaranteed SBA Investments					$23,236.1	$23,407.8	$11,567.3	4.16%

Total Unguaranteed SBA Investments					$287,554.5	$287,689.8	$278,034.4	99.89%

See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)

DECEMBER 31, 2017

(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Performing SBA Guaranteed Investments(4)
Beale Street Blues Company Inc.dba Beatle Street Blues Company, Inc.	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/14/2027	$2,906.3	$2,906.3	$3,182.3	1.14%
Blue Lagoon Resort, LLC dba Hill View Cottages	Accommodation	Term Loan	Prime plus 2.75%	12/21/2042	566.3	566.3	644.5	0.23%
Gorilla Warfare LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	12/22/2027	127.5	127.5	141.1	0.05%
Advance Case Parts Inc	Repair and Maintenance	Term Loan	Prime plus 2.75%	12/22/2027	150.0	150.0	166.0	0.06%
Anderson Farms Inc	Truck Transportation	Term Loan	Prime plus 2.75%	12/22/2027	3,750.0	3,750.0	4,106.3	1.48%
Muckamuck Trucks, Inc.	Truck Transportation	Term Loan	Prime plus 2.75%	12/22/2027	78.2	78.2	86.5	0.03%
TrialHawk Litigation Group LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	12/22/2027	89.3	89.3	98.8	0.04%
Salida Family Chiropractic-PPLC dba Salida Sport and Spine	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/22/2027	68.0	68.0	75.2	0.03%
Lab Partner, LLC and Beechtree Diagnostics, LLP and Cottonwood Diagnostics	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	12/22/2027	2,334.8	2,334.8	2,568.2	0.92%
Medical Plaza of Boro Park PC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/22/2027	187.5	187.5	207.5	0.07%
Dudeck Enterprise LLC dba Detail Garage Las Vegas	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	12/22/2027	91.0	91.0	100.6	0.04%
Jacliff Investments Inc dba International Heal	Publishing Industries (except Internet)	Term Loan	Prime plus 2.75%	12/22/2027	150.0	150.0	166.0	0.06%
O’Rourke’s Diner, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/22/2027	21.3	21.3	23.5	0.01%
Anglin Cultured Stone Products LLC	Construction of Buildings	Term Loan	Prime plus 2.75%	12/27/2042	1,931.3	1,931.3	2,193.2	0.79%
Farec, Inc	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	12/29/2042	843.6	843.6	959.6	0.34%
Best Choice Meats, Inc	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	12/29/2027	585.0	585.0	647.3	0.23%
Social Link LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	12/29/2027	63.8	63.8	70.5	0.03%
Morrocco Method, Inc	Chemical Manufacturing	Term Loan	Prime plus 2.75%	12/27/2042	2,583.8	2,583.8	2,927.7	1.05%
JBK Truck Trailer and Bus Inc.	Repair and Maintenance	Term Loan	Prime plus 2.75%	3/23/2042	255.9	255.9	290.3	0.10%
Pecos Entertainment LLC dba State Theater and Pecos Inn LLC	Motion Picture and Sound Recording Industries	Term Loan	Prime plus 2.75%	3/27/2042	1,232.6	1,232.6	1,393.6	0.50%

See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)

DECEMBER 31, 2017

(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Swantown Inn & Spa LLC	Accommodation	Term Loan	Prime plus 2.75%	5/26/2042	$245.7	$245.7	$278.8	0.10%
House of Bread & Coffee Corp dba Casa Do Pao	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	1/27/2042	403.8	403.8	457.8	0.16%
CR Park Incorporated dba Define Body and Mind	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	9/20/2027	142.7	142.7	157.9	0.06%
AP6 LLC and Amishp LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	1/30/2042	321.2	321.2	364.2	0.13%
Pro Anderson, LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	10/11/2027	57.9	57.9	64.1	0.02%
Looky Enterprises, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	10/18/2027	51.7	51.7	57.2	0.02%
Berza TLG,LLC dba The Little Gym of Lake Charles	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	10/31/2027	73.0	73.0	73.0	0.03%
Paramount Dance Studios Inc. and Homestead Dance Supply	Educational Services	Term Loan	Prime plus 2.75%	5/14/2043	647.9	647.9	737.0	0.26%
Murf & Sons LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/16/2027	180.3	180.3	199.5	0.07%
Beacon Brewing LLC and C’ Sons, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/27/2042	151.1	151.1	172.0	0.06%

Amped Coffee Company LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/28/2027	11.3	11.3	12.4	—%
Utara LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/1/2027	36.3	36.3	40.2	0.01%
Oil Palace, Inc.	Performing Arts, Spectator Sports, and Related Industries	Term Loan	Prime plus 2.75%	12/4/2042	2,455.2	2,455.2	2,774.4	1.00%
DHD Enterprise LLC dba Edible Arrangements #1699	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	12/21/2027	47.4	47.4	52.5	0.02%
Total Performing SBA Guaranteed Investments					$22,841.3	$22,841.3	$25,489.6	9.16%

Total SBA Unguaranteed and Guaranteed Investments					$310,395.8	$310,531.1	$303,524.0	109.05%

See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)

DECEMBER 31, 2017

(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Controlled Investments(5)
*Advanced Cyber Security Systems, LLC(6),(19)	Data processing, hosting and related services.	50% Membership Interest	—%	—	$—	$—	$—	—%
		Term Loan	3%	December 2014	381.0	381.0	—	—%
*Automated Merchant Services, Inc.(7),(19)	Data processing, hosting and related services.	100% Common Stock	—%	—	—	—	—	—%
CDS Business Services, Inc.(8)	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	100% Common Stock	—%	—	—	4,428.0	8,000.0	2.87%
		Line of Credit	Prime plus 2.5%	August 2018	6,396.0	6,396.0	6,396.0	2.30%
*Newtek Technology Solutions, Inc.(11)	Data processing, hosting and related services.	100% Common Stock	—%	—	—	8,384.0	12,400.0	4.46%
*Fortress Data Management, LLC(19)	Data processing, hosting and related services.	100% Membership Interest	—%	—	—	—	—	—%
*Newtek Insurance Agency, LLC(13),(19)	Insurance Carriers and Related Activities	100% Membership Interest	—%	—	—	—	2,500.0	0.90%
*PMTWorks Payroll, LLC(9)	Data processing, hosting and related services.	100% Membership Interest	—%	—	—	725.1	—	—%
		Term Loan	10%-12%	Various maturities through July 2019	2,685.0	2,685.0	—	—%
Secure CyberGateway Services, LLC(10),(19)	Data processing, hosting and related services.	66.7% Membership Interest	—%	—	—	—	—	—%
Small Business Lending, LLC(12),(19)	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	100% Membership Interest	—%	—	—	—	2,500.0	0.90%
Summit Systems and Designs, LLC(14),(19)	Data processing, hosting and related services.	100% Membership Interest	—%	—	—	—	—	—%
*ADR Partners, LLC dba banc-serv Partners, LLC(12)	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	100% Membership Interest	—%	—	—	5,290.3	3,430.0	1.23%
Premier Payments LLC(11)	Data processing, hosting and related services.	100% Membership Interest	—%	—	—	16,438.0	23,000.0	8.26%

See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)

DECEMBER 31, 2017

(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
International Professional Marketing, Inc.(17)	Professional, Scientific, and Technical Services	100% Common Stock	—%	—	—	4,000.0	4,000.0	1.44%
		Line of Credit	Prime plus 0.5%	April 2018	$450.0	$450.0	$450.0	0.16%
SIDCO, LLC(17)	Professional, Scientific, and Technical Services	100% Membership Interest	—%	—	—	7,119.7	7,119.7	2.56%
		Line of Credit	Prime plus 0.5%	July 2019	550.0	550.0	550.0	0.20%
Universal Processing Services of Wisconsin, LLC(11)(19)	Data processing, hosting and related services.	100% Membership Interest	—%	—	—	—	80,000.0	28.74%
United Capital Source, LLC(18)	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	100% Membership Interest	—	—	—	2,450.0	2,450.0	0.88%
Titanium Asset Management, LLC(15)	Administrative and Support Services	Term Loan	3%	July 2017	193.9	193.9	—	—%
		100% Membership Interest	—%	—	—	—	—	—%
Excel WebSolutions, LLC(16)	Data processing, hosting and related services.	Term Loan	10%	September 2018	406.6	406.6	359.9	0.13%
		50% Membership Interest	—%	—	—	—	—	—%
Total Controlled Investments					$11,062.5	$59,897.6	$153,155.6	55.03%
Investments in Money Market Funds
UBS Select Treasury Institutional Fund – 0.84% yield					$9.2	$9.2	$9.2	—%

Total Investments					$321,467.5	$370,437.9	$456,688.8	164.08%

____________

^        Denotes investment that has been pledged as collateral under the Securitization Trusts.

*        Denotes non-income producing security.

(1)      Newtek values each unguaranteed portion of SBA 7(a) performing loans (“Loan”) using a discounted cash flow analysis which projects future cash flows and incorporates projections for Loan pre-payments and Loan defaults using historical portfolio data. The data predicts future prepayment and default probability on curves which are based on Loan age. The recovery assumption for each Loan is specific to the discounted valuation of the collateral supporting that Loan. Each Loan’s cash flow is discounted at a rate which approximates a market yield. The Loans were originated under the SBA 7(a) program and conform to the underwriting guidelines in effect at their time of origination. Newtek has been awarded Preferred Lender Program (“PLP”) status from the SBA. The portions of these Loans are not guaranteed by the SBA. Individual loan participations can be sold to institutions which have been granted an SBA 750 license. Loans can also be sold as a pool of loans in a security form to qualified investors.

(2)      Prime Rate is equal to 4.25% as of December 31, 2017.

(3)      Newtek values non-performing SBA 7(a) loans using a discounted cash flow analysis of the underlying collateral which supports the loan. Net recovery of collateral, (fair value less cost to liquidate) is applied to the discounted cash flow

See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)

DECEMBER 31, 2017

(In Thousands)

analysis based upon a time to liquidate estimate. Modified loans are valued based upon current payment streams and are re-amortized at the end of the modification period.

(4)      Newtek values guaranteed performing SBA 7(a) loans using the secondary SBA 7(a) market as a reference point. Newtek routinely sells performing SBA 7(a) loans into this secondary market. Guaranteed portions of SBA 7(a) loans partially funded as of the valuation date are valued using level two inputs as disclosed in Note 3.

(5)      Controlled Investments are disclosed above as equity investments (except as otherwise noted) in those companies that are “Controlled Investments” of the Company as defined in the Investment Company Act of 1940. A company is deemed to be a “Controlled Investment” of Newtek Business Services Corp. if Newtek Business Services Corp. or its subsidiaries owns more than 25% of the voting securities of such company. See Note 5 in the accompanying notes to the consolidated financial statements for transactions during the year ended December 31, 2017 with affiliates the Company is deemed to control.

(6)      50% owned by Wilshire Holdings I, Inc. (a subsidiary of Newtek Business Services Corp.), 50% owned by non-affiliate. The term loan is past its original maturity date and currently in default. As such, the fair value of the investment is zero.

(7)      96.11% owned by Wilshire Partners, LLC (a subsidiary of Newtek Business Services Corp.), 3.89% owned by Newtek Business Services Corp.

(8)      50.15% owned by The Whitestone Group, LLC (a subsidiary of Wilshire Holdings I, Inc., a subsidiary of Newtek Business Services Corp.) and 49.85% owned by Wilshire Holdings 1, Inc. (a subsidiary of Newtek Business Services Corp.).

(9)      25% owned by The Whitestone Group, LLC, (a subsidiary of Wilshire Holdings I, Inc., a subsidiary of Newtek Business Services Corp.), 65% owned by Wilshire Holdings I, Inc. (a subsidiary of Newtek Business Services Corp.), and 10% owned by Exponential business Development Co., Inc. (a subsidiary of Newtek Business Services Corp.).

(10)    66.7% owned by The Whitestone Group, LLC (a subsidiary of Wilshire Holdings I, Inc., a subsidiary of Newtek Business Services Corp.), 33.3% owned by non-affiliate.

(11)    100% owned by Newtek Business Services Holdco1., Inc. (a subsidiary of Newtek Business Services Corp.).

(12)    100% owned by Newtek LSP Holdco, LLC (a subsidiary of Wilshire Holdings I, Inc. and Newtek Business Services Holdco 5, Inc., both subsidiaries of Newtek Business Services Corp.).

(13)    100% owned by Wilshire Holdings I, Inc. (a subsidiary of Newtek Business Services Corp.).

(14)    100% owned by The Whitestone Group, LLC (a subsidiary of Wilshire Holdings I, Inc., a subsidiary of Newtek Business Services Corp.).

(15)    50% owned by Exponential Business Development Co., Inc. (a subsidiary of Newtek Business Services Corp.), 47.8% owned by The Whitestone Group, LLC (a subsidiary of Wilshire Holdings I, Inc., a subsidiary of Newtek Business Services Corp.) and 2.2% owned by Wilshire New York Advisers II, LLC (a subsidiary of Newtek Business Services Corp.).

(16)    50% owned by The Whitestone Group, LLC (a subsidiary of Wilshire Holdings I, Inc., a subsidiary of Newtek Business Services Corp.) and 50% owned by non-affiliate.

(17)    100% owned by Newtek Business Services Holdco 2, Inc. (a subsidiary of Newtek Business Services Corp.). During the year ended December 31, 2018, a portion of IPM’s business was spun off into a new wholly-owned controlled portfolio company, SIDCO. As a result, the underlying IPM business has not changed. The Company determined the cost basis of its investments in IPM and SIDCO to be $4,000,000 and $7,120,000, respectively. Refer to Note 4.

(18)    100% owned by Newtek Business Services Holdco 3, Inc. (a subsidiary of Newtek Business Services Corp.).

(19)    Zero cost basis is reflected as the portfolio company was organized by the Company and incurred internal legal costs to organize the entity and immaterial external filing fees which were expensed when incurred.

(20)    All of the Company’s investments are in entities which are organized under the Laws of the United States and have a principal place of business in the United States

(21)    Under the Investment Company Act of 1940, as amended, the Company may not acquire any non-qualifying assets unless, at the time the acquisition is made, qualifying assets represent at least 70% of the Company’s total assets. At December 31, 2018, 4.8% of total assets are non-qualifying assets.

As of December 31, 2017, the federal tax cost of investments was $361,680,000 resulting in estimated gross unrealized gains and losses of $119,606,000 and $24,597,000, respectively.
See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1 — DESCRIPTION OF BUSINESS AND BASIS OF PRESENTATION:

Newtek Business Services Corp. is a Maryland corporation which was formed in August 2013 and is an internally managed, closed end, non-diversified investment company. The Company’s investment strategy is to maximize the investment portfolio’s return by generating current income from the debt investments the Company makes and generate dividend income from equity investments in controlled portfolio companies.

The Company has formed certain Taxable Subsidiaries, which are taxed as corporations for federal income tax purposes. These Taxable Subsidiaries allow the Company to hold equity securities of portfolio companies organized as pass-through entities while continuing to satisfy the requirements of a RIC under the Code.

The following wholly-owned subsidiaries are consolidated in the financial statements of the Company:

Newtek Small Business Finance, LLC

Newtek Asset Backed Securities, LLC

CCC Real Estate Holdings, LLC

The Whitestone Group, LLC

Wilshire Colorado Partners, LLC(1)

Wilshire DC Partners, LLC

Wilshire Holdings I, Inc.

Wilshire Louisiana BIDCO, LLC

Wilshire Louisiana Partners II, LLC

Wilshire Louisiana Partners III, LLC

Wilshire Louisiana Partners IV, LLC

Wilshire New York Advisers II, LLC

Wilshire New York Partners III, LLC

Wilshire New York Partners IV, LLC(2)

Wilshire New York Partners V, LLC(2)

Wilshire Partners, LLC

Exponential Business Development Co., Inc.

Newtek Commercial Lending, Inc.

Newtek LSP Holdco, LLC

NBSH Holdings, LLC

Newtek Business Services Holdco 1, Inc.

Newtek Business Services Holdco 2, Inc.

Newtek Business Services Holdco 3, Inc.

Newtek Business Services Holdco 4, Inc.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1 — DESCRIPTION OF BUSINESS AND BASIS OF PRESENTATION: (cont.)

Newtek Business Services Holdco 5, Inc. (formerly Banc-Serv Acquisition, Inc.)

Newtek Business Services Holdco 6, Inc.

____________

(1)      Entity was merged into The Whitestone Group, LLC in December 2018.

(2)      Entity was merged into The Whitestone Group, LLC in December 2017.

The consolidated financial statements of the Company have been prepared in accordance with GAAP and pursuant to the requirements for reporting on Form 10-K and Article 6 or 10 of Regulation S-X. In the opinion of management, the consolidated financial statements reflect all adjustments and reclassifications that are necessary for the fair presentation of financial results as of and for the periods presented. All intercompany balances and transactions have been eliminated. Certain prior period amounts have been reclassified to conform to the current period presentation.

Except as otherwise noted, all financial information included in the tables in the following footnotes is stated in thousands, except per share data.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES:

Fair Value

The Company applies fair value accounting to certain of its financial instruments in accordance with ASC Topic 820 — Fair Value Measurement (“ASC Topic 820”). ASC Topic 820 defines fair value, establishes a framework used to measure fair value and requires disclosures for fair value measurements. In accordance with ASC Topic 820, the Company has categorized its financial instruments carried at fair value, based on the priority of the valuation technique, into a three-level fair value hierarchy. Fair value is a market-based measure considered from the perspective of the market participant who holds the financial instrument rather than an entity-specific measure. Therefore, when market assumptions are not readily available, the Company’s own assumptions are set to reflect those that management believes market participants would use in pricing the financial instrument at the measurement date.

The availability of observable inputs can vary depending on the financial instrument and is affected by a wide variety of factors, including, for example, the type of product, whether the product is new, whether the product is traded on an active exchange or in the secondary market and the current market conditions. To the extent that the valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised by the Company in determining fair value is greatest for financial instruments classified as Level 3.

Any changes to the valuation methodology are reviewed by management and the Board to confirm that the changes are appropriate. As markets change, new products develop and the pricing for products becomes more or less transparent, the Company will continue to refine its valuation methodologies. See further description of fair value methodology in Note 3.

Use of Estimates

The preparation of consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the consolidated financial statements, and the reported amounts of revenue and expense during the reporting period. The level of uncertainty in estimates and assumptions increases with the length of time until the underlying transactions are complete. Actual results could differ from those estimates.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES: (cont.)

Consolidation

As provided under ASC Topic 946, the Company will generally not consolidate its investment in a company other than an investment company subsidiary or a controlled operating company whose business consists of providing services to the Company.

As of July 1, 2016, the Company determined that Exponential, previously a controlled portfolio company, met the criteria for consolidation under ASC Topic 946. This determination was based on Exponential’s purchase of membership interests in two controlled portfolio companies during the year ended December 31, 2016.

Assets related to transactions that do not meet ASC Topic 860 — Transfers and Servicing (“ASC Topic 860”) requirements for accounting sale treatment are reflected in the Company’s consolidated statements of assets and liabilities as investments. Those assets are owned by the securitization trusts, and are included in the Company’s consolidated financial statements. The creditors of the special purpose entities have received security interests in such assets and such assets are not intended to be available to the creditors of the Company.

Distributions

Dividends and distributions to the Company’s common stockholders are recorded on the declaration date. The timing and amount to be paid out as a dividend or distribution is determined by the Company’s Board each quarter and is generally based upon the annual taxable earnings estimated by management.

Cash

The Company considers all highly liquid investments with maturities of three months or less when purchased to be cash equivalents. Invested cash is held at financial institutions of high credit quality. The Company invests cash not held in interest free checking accounts or bank money market accounts mainly in U.S. Treasury only money market instruments. As of December 31, 2018, cash deposits in excess of insured amounts totaled $19,162,000. The Company has not experienced any losses with respect to cash balances in excess of insured amounts and management does not believe there was a significant concentration of risk with respect to cash balances as of December 31, 2018.

Restricted Cash

Restricted cash includes amounts due on SBA loan-related remittances to third parties and cash reserves associated with securitization transactions. As of December 31, 2018, total restricted cash was $29,034,000.

The following table provides a reconciliation of cash and restricted cash as of December 31, 2018, 2017, 2016 and 2015:

	December 31, 2018	December 31, 2017	December 31, 2016	December 31, 2015
Cash	$2,316	$2,464	$2,051	$4,308
Restricted cash	29,034	18,074	20,845	22,869
Cash and restricted cash	$31,350	$20,538	$22,896	$27,177

Broker Receivable

Broker receivable represents amounts due from third parties for loans which have been traded at period end but have not yet settled.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES: (cont.)

Income Taxes

Deferred tax assets and liabilities are computed based upon the differences between the financial statement and income tax basis of assets and liabilities using the enacted tax rates in effect for the year in which those temporary differences are expected to be realized or settled. If available evidence suggests that it is more likely than not that some portion or all of the deferred tax assets will not be realized, a valuation allowance is required to reduce the deferred tax assets to the amount that is more likely than not to be realized.

The Company’s U.S. federal and state income tax returns prior to fiscal year 2015 are generally closed, and management continually evaluates expiring statutes of limitations, audits, proposed settlements, changes in tax law and new authoritative rulings.

The Company has elected to be treated as a RIC under the Code beginning with the 2015 tax year and operates in a manner so as to continue to qualify for the tax treatment applicable to RICs. The RIC tax return includes Newtek Business Services Corp. and NSBF, a single member LLC disregarded for tax purposes. None of the Company’s other subsidiaries are included in the RIC tax return. The Company will evaluate and record any deferred tax assets and liabilities of the subsidiaries that are not included in the RIC tax return. In order to maintain its RIC tax treatment, among other things, the Company is required to meet certain source of income and asset diversification requirements and timely distribute to its stockholders at least 90% of investment company taxable income, as defined by the Code, for each tax year. The Company intends to make the requisite distributions to its stockholders, which will generally relieve the Company from U.S. federal income taxes with respect to any income that is distributed to its stockholders as dividends.

Depending on the level of taxable income earned in a tax year, the Company may choose to retain taxable income in excess of current year dividend distributions, and would distribute such taxable income in the next tax year. The Company would then pay a 4% excise tax on such income, as required. To the extent that the Company determines that its estimated current year annual taxable income, determined on a calendar year basis, could exceed estimated current calendar year dividend distributions, the Company accrues excise tax, if any, on estimated excess taxable income as taxable income is earned. For the years ended December 31, 2018, 2017 and 2016, no U.S. federal excise taxes were due.

The Company’s Taxable Subsidiaries accrue income taxes payable based on the applicable corporate rates on the net unrealized appreciation generated by the controlled investments held by the Taxable Subsidiaries. Such deferred tax liabilities amounted to $9,241,000 and $8,164,000 at December 31, 2018 and 2017, respectively, and are recorded as deferred tax liabilities on the consolidated statements of assets and liabilities. The change in deferred tax liabilities is included as a component of net unrealized appreciation (depreciation) on investments in the consolidated statements of operations.

Investment Income

Interest on debt investments is accrued and included in income based on contractual rates applied to principal amounts outstanding. Interest income is determined using a method that results in a level rate of return on principal amounts outstanding. When a loan becomes 90 days or more past due, or if we otherwise do not expect to receive interest and principal repayments, the loan is placed on non-accrual status and the recognition of interest income is discontinued. Interest payments received on loans that are on non-accrual status are treated as reductions of principal until the principal is repaid.

Dividend income is recognized on an accrual basis for preferred equity securities to the extent that such amounts are expected to be collected or realized. In determining the amount of dividend income to recognize, if any, from cash distributions on common equity securities, we will assess many factors including a portfolio company’s cumulative

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES: (cont.)

undistributed income and operating cash flow. Cash distributions from common equity securities received in excess of such undistributed amounts are recorded first as a reduction of our investment and then as a realized gain on investment.

The Company earns servicing income related to the guaranteed portions of SBA loan investments which it sells into the secondary market. These recurring fees are earned daily and recorded when earned. Servicing income is earned for the full term of the loan or until the loan is repaid.

The Company earns a variety of fees from borrowers in the ordinary course of conducting its business, including packaging, legal, late payment and prepayment fees. All other income is recorded when earned. Other income is generally non-recurring in nature and earned as “one time” fees in connection with the origination of new debt investments with non-affiliates.

Investment transactions are accounted for on a trade-date basis. Realized gains or losses on investments are measured by the difference between the net proceeds from the disposition and the cost basis of investment, without regard to unrealized gains or losses previously recognized. The Company reports current period changes in the fair value of investments as a component of the net change in unrealized appreciation (depreciation) on investments in the consolidated statements of operations.

Stock — Based Compensation

The Company accounts for its equity-based compensation plan using the fair value method, as prescribed by ASC Topic 718, Stock Compensation. Accordingly, for restricted stock awards, the Company measures the grant date fair value based upon the market price of the Company’s common stock on the date of the grant and amortizes this fair value to salaries and benefits ratably over the requisite service period or vesting term.

Recently Adopted Accounting Standards

In November 2016, the FASB issued ASU 2016-18, “Statement of Cash Flows (Topic 230): Restricted Cash (a consensus of the FASB Emerging Issues Task Force),” which requires that the statement of cash flow explain the change during the period in the total of cash, cash equivalents, and amounts generally described as restricted cash or restricted cash equivalents. Amounts generally described as restricted cash and restricted cash equivalents should be included with cash and cash equivalents when reconciling the beginning-of-period and end-of-period total amounts shown on the statement of cash flows. The Company adopted this standard with respect to its statement of cash flows.

In May 2014, the FASB issued ASU 2014-09, “Revenue from Contracts with Customers (Topic 606)”. ASU 2014-09 supersedes the revenue recognition requirements under ASC 605, “Revenue Recognition”, and most industry-specific guidance throughout the Industry Topics of the ASC. The core principle of the guidance is that an entity should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which an entity expects to be entitled in exchange for those goods or services. Under the new guidance, an entity is required to perform the following five steps: (1) identify the contract(s) with a customer; (2) identify the performance obligations in the contract; (3) determine the transaction price; (4) allocate the transaction price to the performance obligations in the contract, and (5) recognize revenue when (or as) the entity satisfies a performance obligation. The new guidance will significantly enhance comparability of revenue recognition practices across entities, industries, jurisdictions and capital markets. Additionally, the guidance requires improved disclosures as to the nature, amount, timing and uncertainty of revenue that is recognized. In March 2016, the FASB issued ASU 2016-08, “Revenue from Contracts with Customers (Topic 606): Principal versus Agent Considerations (Reporting Revenue Gross versus Net)”, which clarified the implementation guidance on principal versus agent considerations. In April 2016, the FASB issued ASU 2016-10, “Revenue from Contracts with Customers (Topic 606): Identifying Performance Obligations and Licensing”, which clarified the

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES: (cont.)

implementation guidance regarding performance obligations and licensing arrangements. In May 2016, the FASB issued ASU No. 2016-12, “Revenue from Contracts with Customers (Topic 606) — Narrow-Scope Improvements and Practical Expedients”, which clarified guidance on assessing collectability, presenting sales tax, measuring noncash consideration, and certain transition matters. In December 2016, the FASB issued ASU No. 2016-20, “Revenue from Contracts with Customers (Topic 606) — Technical Corrections and Improvements”, which provided disclosure relief, and clarified the scope and application of the new revenue standard and related cost guidance. The ASU is effective for annual reporting periods beginning after December 15, 2017, and interim periods within that reporting period. The Company has evaluated the guidance under Topic 606 and has identified similar performance obligations under ASC 606 as compared with deliverables and separate units of account previously identified. The Company adopted this standard with respect to its revenue recognition. The Company evaluated each revenue stream and concluded that all were covered by the scope exceptions as detailed in Topic 606. As a result, the Company determined that the timing of its revenue recognition will remain the same.

New Accounting Standards

In August 2018, the FASB issued ASU 2018-13, “Fair Value Measurement (Topic 820)”, which is intended to improve fair value and defined benefit disclosure requirements by removing disclosures that are not cost-beneficial, clarifying disclosures’ specific requirements, and adding relevant disclosure requirements. The ASU is effective for annual reporting periods beginning after December 15, 2019 and interim periods within those fiscal years. Early adoption is permitted. The Company is currently evaluating the impact the adoption of this standard will have on its consolidated financial statements and related disclosures.

In February 2016, the FASB issued ASU 2016-02, “Leases,” which amends various aspects of existing accounting guidance for leases, including the recognition of a right of use asset and a lease liability for leases with a duration of greater than one year. The ASU is effective for annual reporting periods beginning after December 15, 2018, and interim periods within those periods. Early adoption is permitted. In July 2018, the FASB issued ASU 2018-11, “Leases (Topic 842): Targeted Improvements”, which now allows entities the option of recognizing the cumulative effect of applying the new standard as an adjustment to the opening balance of retained earnings in the year of adoption while continuing to present all prior periods under previous lease accounting guidance. The Company has completed its review of the new guidance and estimates that approximately $8,900,000 and $10,900,000 would be recognized as total right-of-use assets and total lease liabilities, respectively. After the reversal of previously recorded deferred rent and lease incentive liabilities, the Company estimates the net impact to the Company’s net assets to be an increase of approximately $119,000.

Segments

The Company has determined that it has a single reporting segment and operating unit structure. The Company issues debt and makes equity investments in portfolio companies in various industries. The Company separately evaluates the performance of each of its lending and investment relationships. However, because each of these debt and equity investment relationships have similar business and economic characteristics, they have been aggregated into a single lending and investment segment.

Reclassifications

Certain prior period amounts have been reclassified to conform to the current period presentation.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 3 — FAIR VALUE MEASUREMENTS

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e., the “exit price”) in an orderly transaction between market participants at the measurement date. In determining fair value, management uses various valuation approaches, all of which have been approved by the Company’s Board. In accordance with GAAP, a fair value hierarchy for inputs is used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available.

The fair value hierarchy gives the highest priority (Level 1) to quoted prices in active markets for identical assets or liabilities and gives the lowest priority to unobservable inputs (Level 3). An asset or liability’s classification within the fair value hierarchy is based on the lowest level of significant input to its valuation. The levels of the fair value hierarchy are as follows:

Level 1

Quoted prices in active markets for identical assets or liabilities. Level 1 assets and liabilities include debt and equity securities and derivative contracts that are traded in an active exchange market, as well as certain U.S. Treasury, other U.S. Government and agency mortgage-backed debt securities that are highly liquid and are actively traded in over-the-counter markets.

Level 2

Observable inputs other than Level 1 prices, such as quoted prices for similar assets or liabilities, quoted prices in markets that are not active, or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities. Level 2 assets and liabilities include debt securities with quoted prices that are traded less frequently than exchange-traded instruments and derivative contracts whose value is determined using a pricing model with inputs that are observable in the market or can be derived principally from or corroborated by observable market data. This category generally includes certain U.S. Government and agency mortgage-backed debt securities, corporate debt securities, derivative contracts and residential mortgage loans held-for-sale.

Level 3

Unobservable inputs that are supported by little or no market activity and that are significant to the fair value of the assets or liabilities. Level 3 assets and liabilities include financial instruments whose value is determined using pricing models, discounted cash flow methodologies, or similar techniques, as well as instruments for which the determination of fair value requires significant management judgment or estimation. This category generally includes certain private equity investments, retained residual interests in securitizations, residential mortgage servicing rights, and highly structured or long-term derivative contracts.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an asset or a liability’s categorization within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The Company’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the asset or liability. The Company assesses the levels of assets and liabilities at each measurement date, and transfers between levels are recognized on the actual date of the event or change in circumstances that caused the transfers. There were no transfers among Level 1, 2 and 3 of the fair value hierarchy for assets and liabilities during the years ended December 31, 2018 or 2017. The following section describes the valuation techniques used by the Company to measure different assets and liabilities at fair value and includes the level within the fair value hierarchy in which the assets and liabilities are categorized.

Level 1 investments are valued using quoted market prices. Level 2 investments are valued using market consensus prices that are corroborated by observable market data and quoted market prices for similar assets and liabilities. Level 3 investments are valued at fair value as determined in good faith by the Board, based on input of management, the audit committee and independent valuation firms that have been engaged at the direction of the Board to assist in the valuation of certain portfolio investments without a readily available market quotation at least once during a trailing twelve-month period under a valuation policy and a consistently applied valuation process.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 3 — FAIR VALUE MEASUREMENTS (cont.)

When determining fair value of Level 3 debt and equity investments, the Company may take into account the following factors, where relevant: the enterprise value of a portfolio company, the nature and realizable value of any collateral, the portfolio company’s ability to make payments, its earnings and discounted cash flows, the markets in which the portfolio company does business, comparisons to publicly traded securities, changes in the interest rate environment and the credit markets generally that may affect the price at which similar investments may be made and other relevant factors. The primary methods for determining enterprise value include a discounted cash flow analysis and a multiple analysis whereby appropriate multiples are applied to the portfolio company’s EBITDA or revenue. The enterprise value analysis is performed to determine the value of equity investments and to determine if debt investments are credit impaired. If debt investments are credit impaired, the Company will use the enterprise value analysis or a liquidation basis analysis to determine fair value. For debt investments that are not determined to be credit impaired, the Company uses a market interest rate yield analysis to determine fair value.

In addition, for certain debt investments, the Company may base its valuation on quotes provided by an independent third party broker.

Due to the inherent uncertainty of determining the fair value of Level 3 investments that do not have a readily available market value, the fair value of the investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that may ultimately be received or settled. Further, such investments are generally subject to legal and other restrictions or otherwise are less liquid than publicly traded instruments. If the Company were required to liquidate a portfolio investment in a forced or liquidation sale, the Company may realize significantly less than the value at which such investment had previously been recorded.

The Company’s investments are subject to market risk. Market risk is the potential for changes in value due to market changes. Market risk is directly impacted by the volatility and liquidity in the markets in which the investments are traded.

The following tables present fair value measurements of the Company’s assets and liabilities measured at fair value and indicates the fair value hierarchy of the valuation techniques utilized by the Company to determine such fair values as of December 31, 2018 and 2017:

	Fair Value Measurements at December 31, 2018
	Total	Level 1	Level 2	Level 3
Assets
Investments in money markets funds	$9	$9	$—	$—
SBA unguaranteed non-affiliate investments	349,402	—	—	349,402
SBA guaranteed non-affiliate investments	19,100	—	19,100	—
Controlled investments	171,585	—	—	171,585
Other real estate owned(1)	1,998	—	1,998	—
Non-control/affiliate investments	1,000	—	—	1,000
Servicing assets	21,360	—	—	21,360
Total assets	$564,454	$9	$21,098	$543,347

Liabilities
Contingent consideration liabilities(2)	$1,733	$—	$—	$1,733

____________

(1)      Included in Other Assets on the Consolidated Statements of Assets and Liabilities.

(2)      Included in Accounts Payable, Accrued Expenses and Other Liabilities on the Consolidated Statements of Assets and Liabilities.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 3 — FAIR VALUE MEASUREMENTS (cont.)

For the year ended December 31, 2018, the change in unrealized appreciation (depreciation) included in the consolidated statement of operations attributable to Level 3 investments still held at December 31, 2018 includes $3,471,000 in unrealized depreciation on SBA unguaranteed non-affiliate investments, $4,048,000 in unrealized appreciation on controlled investments, and $5,685,000 in unrealized depreciation on servicing assets.

	Fair Value Measurements at December 31, 2017
	Total	Level 1	Level 2	Level 3
Assets
Investments in money markets funds	$9	$9	$—	$—
SBA unguaranteed non-affiliate investments	278,034	—	—	278,034
SBA guaranteed non-affiliate investments	25,490	—	25,490	—
Controlled investments	153,156	—	—	153,156
Other real estate owned(1)	1,121	—	1,121	—
Servicing assets	19,359	—	—	19,359
Total assets	$477,169	$9	$26,611	$450,549

Liabilities
Contingent consideration liabilities(2)	$913	$—	$—	$913

____________

(1)      Included in Other Assets on the Consolidated Statements of Assets and Liabilities

(2)      Included in Accounts Payable, Accrued Expenses and Other Liabilities on the Consolidated Statements of Assets and Liabilities.

For the year ended December 31, 2017, the change in unrealized appreciation (depreciation) included in the consolidated statement of operations attributable to Level 3 investments still held at December 31, 2017 includes $1,342,000 in unrealized depreciation on SBA unguaranteed non-affiliate investments, $12,957,000 in unrealized appreciation on controlled investments and $3,394,000 in unrealized depreciation on servicing assets.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 3 — FAIR VALUE MEASUREMENTS (cont.)

The following tables provide a summary of quantitative information about the Company’s Level 3 fair value measurements as of December 31, 2018 and 2017. In addition to the techniques and inputs noted in the table below, according to our valuation policy we may also use other valuation techniques and methodologies when determining our fair value measurements. The tables below are not intended to be all-inclusive, but rather provide information on the significant Level 3 inputs as they relate to the Company’s fair value measurements at December 31, 2018 and 2017.

	Fair Value as of December 31, 2018	Valuation Techniques	Unobservable Input	Weighted Average	Range
					Minimum	Maximum
Assets:
SBA unguaranteed non-affiliate investments – performing loans	$329,340	Discounted cash flow	Market yields	6.40%	6.40%	6.40%
SBA unguaranteed non-affiliate investments – non-performing loans	$20,062	Discounted cash flow	Market yields	7.89%	7.89%	7.89%
Controlled equity investments(A)	$157,810	Market comparable companies	EBITDA multiples(B)	8.83x	3.97x	10.00x
		Market comparable companies	Revenue multiples(B)	1.05x	0.15x	2.73x
		Discounted cash flow	Weighted average cost of capital(B)	13.46%	11.84%	40.00%
Controlled debt investments	$13,775	Discounted cash flow	Market yields	6.34%	4.84%	10.00%
Non-control/affiliate investments	$1,000	Liquidation value	Asset value	N/A	N/A	N/A
Servicing assets	$21,360	Discounted cash flow	Market yields	14.24%	14.24%	14.24%

Liabilities:
Contingent consideration liabilities	$1,733	Discounted cash flow	Projected EBITDA and probability of achievement	N/A	N/A	N/A

____________

(A)     In determining the fair value of the Company’s controlled equity investments as of December 31, 2018, the proportion of the market comparable companies valuation technique and the discounted cash flow valuation technique were 43.8% and 56.2%, respectively, on a weighted average basis.

(B)     The Company valued $138,085,000 of investments using an equal weighting of EBITDA and revenue multiples and none of its investments using only revenue multiples in the overall valuation approach which included the use of market comparable companies. The Company valued $19,725,000 of investments using only discounted cash flows.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 3 — FAIR VALUE MEASUREMENTS (cont.)

	Fair Value as of December 31, 2017	Valuation Techniques	Unobservable Input	Weighted Average	Range
					Minimum	Maximum
Assets:
SBA unguaranteed non-affiliate investments – performing loans	$266,467	Discounted cash flow	Market yields	5.60%	5.60%	5.60%
SBA unguaranteed non-affiliate investments – non-performing loans	$11,567	Discounted cash flow	Market yields	5.84%	5.84%	5.84%
Controlled equity investments(A)	$142,950	Market comparable companies	EBITDA multiples(B)	7.45x	3.54x	9.00x
		Market comparable companies	Revenue multiples(B)	1.08x	0.21x	2.55x
		Discounted cash flow	Weighted average cost of capital(B)	13.12%	11.40%	22.47%
	$2,450	Recent transaction	N/A	N/A	N/A	N/A
Controlled debt investments	$7,396	Discounted cash flow	Market yields	6.70%	4.75%	7.00%
	$360	Liquidation value	Asset value	N/A	N/A	N/A
Servicing assets	$19,359	Discounted cash flow	Market yields	13.06%	13.06%	13.06%
Liabilities:
Contingent consideration liabilities	$913	Discounted cash flow	Projected EBITDA and probability of achievement	N/A	N/A	N/A

____________

(A)     In determining the fair value of the Company’s controlled investments as of December 31, 2017, the proportion of the market comparable companies valuation technique and the discounted cash flow valuation technique were 45.1% and 54.9%, respectively, on a weighted average basis.

(B)     The Company valued $129,020,000 of investments using an equal weighting of EBITDA and revenue multiples in the overall valuation approach which included the use of market comparable companies. The Company valued $13,930,000 of investments using only discounted cash flows.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 3 — FAIR VALUE MEASUREMENTS (cont.)

The following tables present the changes in investments, servicing assets and liabilities measured at fair value using Level 3 inputs for the years ended December 31, 2018 and 2017:

	December 31, 2018
	SBA Unguaranteed Investments	Controlled Investments	Non-Control/ Non-Affiliate Investments	Servicing Assets	Contingent Consideration Liabilities
Fair value, December 31, 2017	$278,034	$153,156	$—	$19,359	$913
Net change in unrealized appreciation (depreciation)	3,471	4,048	—	(5,685)	—
Realized (loss) gain	(2,738)	52	—	—	—
SBA unguaranteed non-affiliate investments, funded	113,101	—	—	—	—
Foreclosed real estate acquired	(2,367)	—	—	—	—
Purchase of investments	—	39,627	1,000	—	—
Purchase of loans from SBA	1,206	—	—	—	—
Sale of investment	—	(2,502)	—	—	—
Record fair value of contingent consideration liabilities	—	—	—	—	1,350
Change in fair value of contingent consideration liabilities	—	—	—	—	(51)
Payment of contingent consideration	—	—	—	—	(479)
Net accretion of premium/discount	(18)	—	—	—	—
Return of investment	—	(8,785)	—	—	—
Principal payments received on debt investments	(41,287)	(14,011)	—	—	—
Additions to servicing assets	—	—	—	7,686	—
Fair value, December 31, 2018	$349,402	$171,585	$1,000	$21,360	$1,733

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 3 — FAIR VALUE MEASUREMENTS (cont.)

	December 31, 2017
	SBA Unguaranteed Investments	Controlled Investments	Non-Control/ Non-Affiliate Investments	Servicing Assets	Contingent Consideration Liabilities
Fair value, December 31, 2016	$211,471	$121,302	$904	$16,246	$—
Net change in unrealized (depreciation) appreciation	(1,342)	12,957	—	(3,394)	—
Realized loss	(894)	(300)	—	—	—
SBA unguaranteed non-affiliate investments, funded	89,762	—	—	—	—
Foreclosed real estate acquired	(503)	—	—	—	—
Purchase of investments	—	35,188	3,255	—	—
Transfer of Excel WebSolutions, LLC from Non-control/Non-affiliate to Controlled Investments	—	904	(904)	—	—
Purchase of loan portfolio	175	—	—	—	—
Return of investment	—	(50)	—	—	—
Net accretion of premium/discount	19	—			—
Purchase of loan from SBA	6,469	—	—	—	—
Record fair value of contingent consideration liabilities	—	—	—	—	1,368
Change in fair value of contingent consideration liabilities	—	—		—	(455)
Principal payments received on debt investments	(27,123)	(16,845)	(3,255)	—	—
Additions to servicing assets	—	—	—	6,507	—
Fair value, December 31, 2017	$278,034	$153,156	$—	$19,359	$913

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 4 — INVESTMENTS:

Investments, all of which are with portfolio companies in the United States, consisted of the following at December 31, 2018 and 2017:

	December 31, 2018		December 31, 2017
	Cost	Fair Value	Cost	Fair Value
Money market funds	$9	$9	$9	$9
Non-affiliate debt investments	372,806	368,502	310,531	303,524
Non-control/affiliate equity investments	1,000	1,000	—	—
Controlled investments
Equity	57,085	157,810	48,835	145,400
Debt	17,194	13,775	11,063	7,756
Total investments	$448,094	$541,096	$370,438	$456,689

On December 31, 2018, Premier was merged into NMS. As a result, the fair value of NMS on the consolidated schedule of investments represents the cost basis and fair value of the combined entity.

In May 2018, the Company invested in 100% of the membership interests of a new wholly-owned, controlled portfolio company, Mobil Money. Mobil Money then acquired a portfolio of merchant processing accounts for taxi drivers. Total consideration for the investment was $3,000,000 and consisted of $200,000 in restricted shares of Newtek common stock, $1,450,000 in cash and $1,350,000 to be paid in cash in two equal installments in 2019 and 2020 contingent on the achievement of specific net residual income levels for 2018 and 2019 related to the acquired taxi cab merchant portfolio. As of December 31, 2018, the fair value of the contingent consideration liabilities was $1,269,000 and is included in Accounts Payable, Accrued Expenses and Other Liabilities on the consolidated statement of assets and liabilities.

On April 26, 2018, the Company sold 100% of its investment in the membership interests of UCS. Total cash received upon sale was $2,002,000, with an additional $500,000 received on May 3, 2018 for total cash proceeds of $2,502,000. The Company’s cost basis of the investment in UCS was $2,450,000. As a result of the sale, the Company recognized a realized gain of $52,000.

During 2018, the Company contributed $13,909,000 of capital to NBL, a wholly-owned controlled portfolio company established to originate loans under the SBA 504 program. NBL subsequently returned $8,464,000 of capital during 2018.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 4 — INVESTMENTS: (cont.)

The following table shows the Company’s portfolio investments by industry at December 31, 2018 and 2017:

	December 31, 2018		December 31, 2017
Industry	Cost	Fair Value	Cost	Fair Value
Data Processing, Hosting, and Related Services	$38,964	$134,559	$29,152	$115,875
Food Services and Drinking Places	37,919	38,293	31,929	31,822
Professional, Scientific, and Technical Services	36,575	37,116	31,471	31,241
Securities, Commodity Contracts, and Other Financial Investments and Related Activities	24,738	24,526	19,326	23,489
Amusement, Gambling, and Recreation Industries	21,030	22,300	21,408	22,284
Truck Transportation	23,040	21,145	20,115	19,005
Ambulatory Health Care Services	21,182	20,999	14,863	14,537
Repair and Maintenance	17,690	18,054	13,762	14,285
Specialty Trade Contractors	13,048	13,051	9,768	9,032
Fabricated Metal Product Manufacturing	12,608	12,793	8,281	8,424
Accommodation	11,994	11,742	9,602	10,253
Personal and Laundry Services	10,758	11,425	6,678	6,788
Merchant Wholesalers, Durable Goods	9,002	9,184	6,736	6,693
Social Assistance	8,424	9,006	7,393	7,549
Gasoline Stations	8,152	7,981	6,646	6,409
Building Material and Garden Equipment and Supplies Dealers	7,349	7,665	5,752	5,750
Rental and Leasing Services	7,959	7,539	5,590	5,056
Administrative and Support Services	8,003	7,265	5,909	5,371
Heavy and Civil Engineering Construction	7,553	7,210	4,922	4,487
Food Manufacturing	9,073	7,056	9,362	6,906
Transit and Ground Passenger Transportation	6,859	6,541	5,233	4,943
Food and Beverage Stores	5,795	6,100	5,143	5,114
Construction of Buildings	5,085	5,010	5,133	5,355
Motor Vehicle and Parts Dealers	4,816	4,915	4,879	4,904
Other	90,479	89,621	81,385	81,117
Total	$448,095	$541,096	$370,438	$456,689

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 5 — TRANSACTIONS WITH AFFILIATED COMPANIES AND RELATED PARTY TRANSACTIONS:

Transactions with Affiliated Companies

An affiliated company is an entity in which the Company has an ownership of 5% or more of its voting securities. A controlled affiliate is an entity in which the Company owns more than 25% of its voting securities. Transactions related to our investments with controlled and non-controlled affiliated companies for the year ended December 31, 2018 were as follows:

Portfolio Company	Fair value at December 31, 2017	Purchases (cost)	Principal received (cost)	Net realized gains/(losses)	Net unrealized gains/(losses)	Fair value at December 31, 2018	Interest and other income	Dividend income
Controlled Investments
Newtek Merchant Solutions, LLC(1)	$103,000	$—	$—	$—	$13,250	$116,250	$—	$10,750
Mobil Money, LLC	—	3,300	(320)	—	—	2,980	—	165
Newtek Technology Solutions, Inc.	12,400	6,800	—	—	(3,900)	15,300	49	—
International Professional Marketing, Inc.	4,450	850	(500)	—	—	4,800	19	125
SIDCO, LLC	7,670	175	(550)	—	—	7,295	23	1,250
banc-serv Partners, LLC	3,430	1,509	—	—	(4,939)	—	—	—
CDS Business Services, Inc.	14,396	12,318	(12,714)	—	(3,000)	11,000	632	—
Small Business Lending, LLC	2,500	250	—	—	550	3,300	—	—
Newtek Insurance Agency, LLC	2,500	135	—	—	(420)	2,215	—	—
PMTWorks Payroll, LLC	—	381	—	—	(381)	—	—	—
Titanium Asset Management LLC	—	—	—	—	—	—	—	—
Excel WebSolutions, LLC	360	—	(248)	—	(112)	—	17	—
United Capital Source, LLC	2,450	—	(2,502)	52	—	—	—	275
Newtek Business Lending, LLC	—	13,909	(8,464)	—	3,000	8,445	—	—
Total Controlled Investments	$153,156	$39,627	$(25,298)	$52	$4,048	$171,585	$740	$12,565
Non-Control/Affiliate Investments
EMCAP Loan Holdings, LLC	$—	$1,000	$—	$—	$—	$1,000	$—	$65
Total Affiliate Investments	$153,156	$40,627	$(25,298)	$52	$4,048	$172,585	$740	$12,630

____________

(1)      On December 31, 2018, Premier was merged into NMS. The above table reflects the combined fair values, unrealized appreciation and amount of dividends credited to income. During the year ended December 31, 2018, $13,250,000 of unrealized appreciation related to the investment in NMS. During the year ended December 31, 2018, $7,800,000 and $2,950,000 of dividend income was earned from NMS and Premier, respectively.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 5 — TRANSACTIONS WITH AFFILIATED COMPANIES AND RELATED PARTY TRANSACTIONS: (cont.)

Related Party Transactions

Notes Payable — Related Parties

In June 2015, the Company entered into a Related Party RLOC. Maximum borrowings under the Related Party RLOC were $38,000,000.

In June 2017, the Related Party RLOC was amended to increase maximum borrowings to $50,000,000. The outstanding balance had an interest rate equal to LIBOR (with a floor of 0.50%) plus 6% or at a rate equal to the greater of the Prime Rate or 3.5% plus 5.0%. In November 2018, the Related Party RLOC was amended to reduce the interest rate to the lesser LIBOR plus 2.5% or the Prime Rate plus 1.5%.

At December 31, 2018, the Related Party RLOC interest rate was 4.84%. The Related Party RLOC has a maturity date of November 8, 2023. Outstanding borrowings at December 31, 2018 were $16,840,000. For the years ended December 31, 2018, 2017 and 2016, interest expense was $916,000, $780,000 and $260,000, respectively.

Expenses Incurred from Controlled Portfolio Companies

The Company incurs expenses from certain controlled portfolio companies including managed technology services from NTS, loan related processing and auditing expenses and referral fees from various related parties and payroll processing fees from NPS.

	December 31, 2018	December 31, 2017	December 31, 2016
Managed technology services	$725	$836	$969
Loan related processing and auditing fees	41	127	36
Referral fees	104	167	23
Payroll processing fees	42	38	35
Total	$912	$1,168	$1,063

Lake Success, New York Offices

The Company also sub-leases portions of its office space in Lake Success, New York to certain portfolio companies. Amounts charged for the years ended December 31, 2018, 2017 and 2016 were as follows:

Portfolio Company	December 31, 2018	December 31, 2017	December 31, 2016
Newtek Merchant Solutions, LLC	$166	$147	$32
Newtek Technology Solutions, Inc.	11	—	—
Small Business Lending, LLC	75	81	104
Newtek Insurance Agency, LLC	88	86	46
CDS Business Services, Inc.	57	63	80
Premier Payments LLC(1)	38	46	57
PMTWorks Payroll, LLC	32	46	30
Titanium Asset Management LLC	—	13	4
United Capital Source, LLC	—	7	—
Newtek Business Lending, LLC	2	—	—
Total	$469	$489	$353

____________

(1)      Premier was merged into NMS on December 31, 2018.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 5 — TRANSACTIONS WITH AFFILIATED COMPANIES AND RELATED PARTY TRANSACTIONS: (cont.)

Managerial Assistance Fees from Controlled Investments

The Company offers managerial assistance to all portfolio companies and currently provides managerial assistance to certain controlled portfolio companies. Amounts are charged based on estimates of time and effort spent by certain employees providing managerial services for certain controlled portfolio companies. Fees are recorded on a quarterly basis, are recurring in nature and are charged at an arm’s length basis. The table below summarizes amounts charged to each controlled portfolio company for the years ended December 31, 2018, 2017 and 2016, and are recorded as a credit to salaries and benefits in the consolidated statements of operations.

Portfolio Company	December 31, 2018	December 31, 2017	December 31, 2016
Newtek Merchant Solutions, LLC	$385	$407	$468
Newtek Technology Solutions, Inc.	508	543	654
PMTWorks Payroll, LLC	85	75	96
Newtek Insurance Agency, LLC	175	204	235
Summit Systems and Designs, LLC(1)	—	10	26
Secure CyberGateway Services, LLC(1)	—	2	1
banc-serv Partners, LLC	248	215	110
Premier Payments LLC(2)	172	163	192
CDS Business Services, Inc.	88	35	—
International Professional Marketing, Inc.	89	72	—
SIDCO, LLC	93	52	—
Mobil Money, LLC	67	—	—
Newtek Business Lending, LLC	12	—	—
Small Business Lending, LLC	366	364	525
Total	$2,288	$2,142	$2,307

____________

(1)      Entity was dissolved in May 2018.

(2)      Premier was merged into NMS on December 31, 2018.

Other Transactions with Related Parties

In September 2016, the Company entered into an advisory services agreement (the “AK Agreement”) with AK Capital, LLC (“AK Capital”). The Company’s Chief Executive Officer is a director of AK Capital. AK Capital provides consulting and advisory services to the Company in connection with the sale and/or securitization of participations in SBA guaranteed and unguaranteed SBA 7(a) loans. The AK Agreement contains total fees of $10,000, to be paid monthly over one year. During the years ended December 31, 2018, 2017 and 2016 the Company incurred $14,000, $7,000 and $3,000 in fees respectively, from AK Capital.

A member of the Company’s Board and audit committee chairman receives a pension from CohnReznick LLP and capital payouts from his partnership interests. CohnReznick LLP performs various tax services for the Company.

The nephew and brother of the Chief Executive Officer of the Company are employed by certain of the Company’s controlled portfolio companies and earn annual salaries in excess of and less than $125,000, respectively.

The spouse of the Chief Accounting Officer of the Company was the Controller of certain of the Company’s controlled portfolio companies through March 31, 2018 and was paid an annual salary in excess of $125,000.

As of December 31, 2018, the Company had $3,232,000 due from related parties and $4,000 due to related parties. At December 31, 2017, the Company had $2,255,000 due from related parties and no amounts due to related parties.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 6 — SERVICING ASSETS:

Servicing assets are measured at fair value. The Company earns servicing fees from the guaranteed portions of SBA 7(a) loans it originates and sells.

The following table summarizes the fair value and valuation assumptions related to servicing assets at December 31, 2018 and 2017:

	December 31, 2018	December 31, 2017
Fair Value	$21,360	$19,359
Discount factor(1)	14.24%	13.06%
Cumulative prepayment rate	26.00%	20.00%
Average cumulative default rate	20.00%	20.00%

____________

(1)      Determined based on risk spreads and observable secondary market transactions.

Servicing fee income earned for the years ended December 31, 2018, 2017 and 2016 was $8,552,000, $7,206,000 and $6,160,000, respectively.

NOTE 7 — ACCOUNTS PAYABLE, ACCRUED EXPENSES AND OTHER LIABILITIES:

The following table details the components of accounts payable, accrued expenses and other liabilities at December 31, 2018 and 2017:

	December 31, 2018	December 31, 2017
Due to participants and SBA(1)	$10,682	$6,420
Accrued payroll and related expenses	3,635	3,401
Accrued interest	569	334
Deferred rent and other lease related liabilities	2,217	2,378
Loan processing, servicing and other loan related expenses	2,406	1,991
Contingent consideration liabilities	1,733	913
Other	3,779	1,429
Total accounts payable, accrued expenses and other liabilities	$25,021	$16,866

____________

(1)      Represents loan related remittances received by NSBF, and due to third parties.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 8 — BORROWINGS:

At December 31, 2018 and 2017, the Company had borrowings comprised of the following:

	December 31, 2018			December 31, 2017
Facility	Commitments	Borrowings Outstanding	Weighted Average Interest Rate	Commitments	Borrowings Outstanding	Weighted Average Interest Rate
Capital One line of credit – guaranteed(1)	$100,000	$34,700	4.75%	$100,000	$—	—%
Capital One line of credit – unguaranteed(1)	—	—	—%	—	—	—%
Notes due 2022	8,324	8,019	7.50%	8,324	7,936	7.50%
Notes due 2021	—	—	—%	40,250	39,114	7.00%
Notes due 2023	57,500	55,564	6.25%	—	—	—%
Notes payable – related parties	50,000	16,840	4.84%	50,000	7,001	7.69%
Notes payable – Securitization Trusts	220,137	216,507	4.66%	165,432	162,201	4.10%
Total	$435,961	$331,630	5.02%	$364,006	$216,252	4.87%

____________

(1)      Total combined commitments of the guaranteed and unguaranteed lines of credit are $100,000,000 at December 31, 2018 and 2017, respectively.

Outstanding borrowings under the 2022 Notes, 2021 Notes, 2023 Notes and Notes payable — Securitization Trusts consisted of the following:

	December 31, 2018			December 31, 2017
	Notes Due 2022	Notes Due 2023	Notes Payable – Securitization Trusts	Notes Due 2022	Notes Due 2021	Notes Payable – Securitization Trusts
Principal	$8,324	$57,500	$220,137	$8,324	$40,250	$165,432
Unamortized deferred financing costs	(305)	(1,936)	(3,630)	(388)	(1,136)	(3,231)
Net carrying amount	$8,019	$55,564	$216,507	$7,936	$39,114	$162,201

As of December 31, 2018 and 2017, the carrying amount of the Company’s borrowings under the Capital One lines of credit, Notes payable — related parties and Notes payable — Securitization Trusts, approximates fair value due to their variable interest rates.

The fair values of the fixed rate 2022 Notes, 2021 Notes and 2023 Notes are based on the closing public share price on the date of measurement. These borrowings are not recorded at fair value on a recurring basis.

On December 31, 2018, the closing price of the 2022 Notes was $25.40 per note, or $8,457,000. On December 31, 2017, the closing price of the 2022 Notes was $26.51 or $8,827,000.

On December 31, 2018, the closing price of the 2023 Notes was $25.00 per note, or $57,500,000.

On December 31, 2017, the closing price of the 2021 Notes was $25.45 per note, or $40,975,000.

Total interest expense related to borrowings for the years ended December 31, 2018, 2017 and 2016, was $16,046,000, $11,377,000 and $8,385,000, respectively.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 8 — BORROWINGS: (cont.)

Capital One Facilities

In May 2017, NSBF amended its Capital One facility to increase the facility from $50,000,000 to $100,000,000 and reduce the interest rate. The facility was amended again in June 2018 and the portion of the facility, collateralized by the government guaranteed portion of SBA 7(a) loans, was reduced to Prime minus 0.75% (previously Prime minus 0.25%). The interest rate on the portion of the facility, collateralized by the non-guaranteed portion of SBA 7(a) loans, was reduced to Prime plus 0.25% (previously Prime plus 0.75%). The facility provides for a 55% advance rate on the non-guaranteed portions of the SBA 7(a) loans NSBF originates, and a 90% advance rate on the guaranteed portions of SBA 7(a) loans NSBF originates. In addition, the amendment extended the date on which the facility will convert to a term loan from May 16, 2017 to May 11, 2020 and extended the maturity date of the facility to May 11, 2022.

At December 31, 2018, there was $34,700,000 outstanding under the guaranteed line of credit. No amounts were outstanding under the unguaranteed line of credit. At December 31, 2018 NSBF was in full compliance with all applicable loan covenants.

For the years ended December 31, 2018, 2017 and 2016, interest expense including amortization of related deferred financing costs was $1,473,000, $1,188,000 and $1,260,000, respectively.

7.50% Notes Due 2022

In September 2015, the Company and the Trustee entered into the Base Indenture and the First Supplemental Indenture relating to the Company’s issuance, offer, and sale of $8,324,000, including the underwriter’s partial exercise of their over-allotment option, in aggregate principal amount of the 7.5% Notes due 2022. The 2022 Notes are the Company’s direct unsecured obligations and rank: (i) pari passu with the Company’s other outstanding and future unsecured indebtedness; (ii) senior to any of the Company’s future indebtedness that expressly provides it is subordinated to the 2022 Notes; (iii) effectively subordinated to all the Company’s existing and future secured indebtedness (including indebtedness that is initially unsecured to which the Company subsequently grants security), to the extent of the value of the assets securing such indebtedness; and (iv) structurally subordinated to all existing and future indebtedness and other obligations of any of the Company’s subsidiaries. The 2022 Notes will mature on September 30, 2022 and may be redeemed in whole or in part at the Company’s option at any time or from time to time on or after September 23, 2018, at a redemption price of 100% of the outstanding principal amount thereof plus accrued and unpaid interest payments otherwise payable for the then-current quarterly interest period accrued to but not including the date fixed for redemption. Proceeds net of offering costs and expenses were $7,747,000.

The Base Indenture, as supplemented by the First Supplemental Indenture, contains certain covenants including covenants requiring the Company to comply with (regardless of whether it is subject to) the asset coverage requirements set forth in Section 18(a)(1)(A) of the 1940 Act as modified by Section 61(a)(1) of the 1940 Act, to comply with the restrictions on dividends, distributions and purchase of capital stock set forth in Section 18(a)(1)(B) of the 1940 Act as modified by Section 61(a)(1) of the 1940 Act, and to provide financial information to the holders of the 2022 Notes and the Trustee if the Company should no longer be subject to the reporting requirements under the Exchange Act. These covenants are subject to important limitations and exceptions that are described in the Base Indenture, as supplemented by the Third Supplemental Indenture. The Base Indenture provides for customary events of default and further provides that the Trustee or the holders of 25% in aggregate principal amount of the outstanding 2022 Notes may declare such 2022 Notes immediately due and payable upon the occurrence of any event of default after expiration of any applicable grace period. At December 31, 2018, the Company was in compliance with all covenants related to the 2022 Notes.

At December 31, 2018 the 2022 Notes had an outstanding principal balance of $8,324,000. For the years ended December 31, 2018, 2017 and 2016, interest expense including amortization of related deferred financing costs was $707,000, $707,000 and $708,000, respectively.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 8 — BORROWINGS: (cont.)

6.25% Notes Due 2023

In February 2018, the Company and the Trustee entered into the Third Supplemental Indenture to the Base Indenture between the Company and the Trustee, relating to the Company’s issuance, offer and sale of $50,000,000 aggregate principal amount of 6.25% Notes due 2023. The Company granted an overallotment option of up to $7,500,000 in aggregate principal amount of the 2023 Notes. The sale of the Notes generated proceeds of approximately $47,901,000, net of underwriter’s fees and expenses. In February 2018, the underwriters exercised their option to purchase $7,500,000 in aggregate principal amount of notes for an additional $7,275,000 in net proceeds. The 2023 Notes are the Company’s direct unsecured obligations and rank: (i) pari passu with the Company’s other outstanding and future unsecured indebtedness; (ii) senior to any of the Company’s future indebtedness that expressly provides it is subordinated to the 2023 Notes; (iii) effectively subordinated to all the Company’s existing and future secured indebtedness (including indebtedness that is initially unsecured to which the Company subsequently grants security), to the extent of the value of the assets securing such indebtedness; and (iv) structurally subordinated to all existing and future indebtedness and other obligations of any of the Company’s subsidiaries.

The 2023 Notes will mature on March 1, 2023 and may be redeemed in whole or in part at the Company’s option at any time or from time to time on or after March 1, 2020, at a redemption price of 100% of the outstanding principal amount thereof plus accrued and unpaid interest payments otherwise payable for the then-current quarterly interest period accrued to but not including the date fixed for redemption. The 2023 Notes bear interest at a rate of 6.25% per year payable quarterly on March 1, June 1, September 1, and December 1 of each year, commencing on June 1, 2018, and trade on the Nasdaq Global Market under the trading symbol “NEWTI.”

The Base Indenture, as supplemented by the Third Supplemental Indenture, contains certain covenants including covenants requiring the Company to comply with (regardless of whether it is subject to) the asset coverage requirements set forth in Section 18(a)(1)(A) of the 1940 Act as modified by Section 61(a)(1) of the 1940 Act, to comply with (regardless of whether it is subject to) the restrictions on dividends, distributions and purchase of capital stock set forth in Section 18(a)(1)(B) of the 1940 Act as modified by Section 61(a)(1) of the 1940 Act and to provide financial information to the holders of the 2023 Notes and the Trustee if the Company should no longer be subject to the reporting requirements under the Exchange Act. These covenants are subject to important limitations and exceptions that are described in the Base Indenture, as supplemented by the First Supplemental Indenture. The Base Indenture provides for customary events of default and further provides that the Trustee or the holders of 25% in aggregate principal amount of the outstanding 2023 Notes may declare such 2023 Notes immediately due and payable upon the occurrence of any event of default after expiration of any applicable grace period. At December 31, 2018, the Company was in compliance with all covenants related to the 2023 Notes.

At December 31, 2018 the 2023 Notes had an outstanding principal balance of $57,500,000. For the year ended December 31, 2018, interest expense including amortization of related deferred financing costs was $3,483,000. No interest expense was incurred during the years ended December 31, 2017 or 2016.

7.00% Notes Due 2021

In April 2016, the Company and the Trustee, entered into the Second Supplemental Indenture to the Base Indenture between the Company and the Trustee, relating to the Company’s issuance, offer and sale of $35,000,000 aggregate principal amount of 7.0% Notes due 2021. The Company granted an overallotment option of up to $5,250,000 in aggregate principal amount of the 2021 Notes. The sale of the Notes generated proceeds of approximately $33,750,000, net of underwriter’s fees and expenses. In May 2016, the underwriters exercised their option to purchase $5,250,000 in aggregate principal amount of notes for an additional $5,066,000 in net proceeds. The 2021 Notes are the Company’s direct unsecured obligations and rank: (i) pari passu with the Company’s other outstanding and future unsecured indebtedness; (ii) senior to any of the Company’s future indebtedness that expressly provides it is subordinated to the 2021 Notes; (iii) effectively subordinated to all the Company’s existing and future secured indebtedness (including indebtedness that is initially unsecured to which the Company

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 8 — BORROWINGS: (cont.)

subsequently grants security), to the extent of the value of the assets securing such indebtedness; and (iv) structurally subordinated to all existing and future indebtedness and other obligations of any of the Company’s subsidiaries.

On March 22, 2018, the Company redeemed all $40,250,000 in aggregate principal amount of the 2021 Notes at 100% of their principal amount ($25 per Note), plus the accrued and unpaid interest thereon from December 31, 2017, through, but excluding, the Redemption Date. As a result of the redemption of the 2021 Notes, the Company recorded a $1,059,000 loss on extinguishment of debt during the year ended December 31, 2018, equivalent to the balance of unamortized deferred financing costs as of the Redemption Date.

For the years ended December 31, 2018, 2017 and 2016, interest expense including amortization of related deferred financing costs was $718,000, $3,164,000 and $2,181,000 respectively.

Notes Payable — Securitization Trusts

Since 2010, NSBF has engaged in securitizations of the unguaranteed portions of its SBA 7(a) loans. In the securitization, it uses a special purpose entity (the “Trust”) which is considered a variable interest entity. Applying the consolidation requirements for VIEs under the accounting rules in ASC Topic 860, Transfers and Servicing, and ASC Topic 810, Consolidation, which became effective January 1, 2010, the Company determined that as the primary beneficiary of the securitization vehicle, based on its power to direct activities through its role as servicer for the Trust and its obligation to absorb losses and right to receive benefits, it needed to consolidate the Trusts. NSBF therefore consolidated the entity using the carrying amounts of the Trust’s assets and liabilities. NSBF reflects the assets in SBA Unguaranteed Non-Affiliate Investments and reflects the associated financing in Notes Payable — Securitization Trusts.

In November 2016, NSBF completed its seventh securitization which resulted in the transfer of $56,073,000 of unguaranteed portions of SBA loans to the 2016-1 Trust. The 2016-1 Trust in turn issued securitization notes for the par amount of $53,444,000, consisting of $43,632,000 Class A notes and $9,812,000 of Class B notes, against the assets in a private placement. The Class A and Class B notes received an “A” and “BBB+” rating by S&P, respectively, and the final maturity date of the notes is February 2042.

In December 2017, NSBF completed its eighth securitization which resulted in the transfer of $76,188,000 of unguaranteed portions of SBA loans to the 2017-1 Trust. The 2017-1 Trust in turn issued securitization notes for the par amount of $75,426,000, consisting of $58,111,000 Class A notes and $17,315,000 of Class B notes, against the assets in a private placement. The Class A and Class B notes received an “A” and “BBB-” rating by S&P, respectively, and the final maturity date of the notes is February 2043.

In October 2018, the 2013-1 Trust was terminated as a result of NSBF purchasing the 2013-1 Trust assets, with the 2013-1 Trust’s noteholders receiving the redemption price. Certain of the 2013-1 Trust’s assets were subsequently transferred to the 2018-1 Trust.

In November 2018, NSBF completed its ninth securitization which resulted in the transfer of $108,551,000 of unguaranteed portions of SBA loans to the 2018-1 Trust. The 2018-1 Trust in turn issued securitization notes for the par amount of $108,551,000, consisting of $82,876,000 Class A notes and $25,675,000 of Class B notes, against the assets in a private placement. The Class A and Class B notes received an “A” and “BBB-” rating by S&P, respectively, and the final maturity date of the notes is February 2044.

For the years ended December 31, 2018, 2017 and 2016, interest expense including amortization of related deferred financing costs and discount was $8,748,000, $5,537,000 and $3,976,000, respectively.

At December 31, 2018 and 2017, the assets of the consolidated Trusts totaled $336,716,000 and $274,321,000 respectively, the liabilities of the consolidated Trusts totaled $220,137,000 and $165,432,000, respectively.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 8 — BORROWINGS: (cont.)

Notes Payable — Related Parties

In June 2015, the Company entered into the Related Party RLOC. Maximum borrowings under the Related Party RLOC were $38,000,000.

In June 2017, the Related Party RLOC was amended to increase maximum borrowings to $50,000,000. The outstanding balance bears interest at a rate equal to LIBOR (with a floor of 0.50%) plus 6% or at a rate equal to the greater of the Prime Rate or 3.5% plus 5.0%. In November 2018, the Related Party RLOC was amended to reduce the interest rate to LIBOR plus 2.5% or the Prime Rate plus 1.5%.

At December 31, 2018, the Related Party RLOC interest rate was 4.84%. The Related Party RLOC has a maturity date of November 8, 2023. Outstanding borrowings at December 31, 2018 were $16,840,000. For the years ended December 31, 2018, 2017 and 2016, interest expense was $916,000, $780,000 and $260,000, respectively.

Total expected principal repayments on the Company’s borrowings for the next five fiscal years and thereafter are as follows:

December 31,	Borrowings
2019	$34,700
2020	—
2021	—
2022	8,324
2023	74,340
Thereafter	220,137
$337,501

NOTE 9 — COMMITMENTS AND CONTINGENCIES:

Operating and Employment Commitments

The Company leases office space and other office equipment in several states under operating lease agreements which expire at various dates through 2027. Those office space leases which are for more than one year generally contain scheduled rent increases or escalation clauses.

The following summarizes the Company’s obligations and commitments, as of December 31, 2018 for future minimum cash payments required under operating lease and employment agreements:

Year	Operating Leases(1)	Employment Agreements(2)	Total
2019	$1,826	$343	$2,168
2020	1,593	—	1,593
2021	1,494	—	1,494
2022	1,506	—	1,506
2023	1,549	—	1,549
Thereafter	5,343	—	5,343
Total	$13,312	$343	$13,654

____________

(1)      Minimum payments have not been reduced by minimum sublease rentals of $115,000 due in the future under non-cancellable subleases.

(2)      Employment agreements with the Company’s named executive officers.

Rent expense including loss on lease for the years ended December 31, 2018, 2017 and 2016 was $1,238,000, $769,000 and $1,765,000, respectively.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 9 — COMMITMENTS AND CONTINGENCIES: (cont.)

Legal Matters

In the ordinary course of business, the Company and its wholly owned portfolio companies may from time to time be party to lawsuits and claims. See “Legal Proceedings - Portfolio Companies.” The Company evaluates such matters on a case by case basis and its policy is to contest vigorously any claims it believes are without compelling merit. The Company is not currently involved in any litigation matters that are expected to have a material impact on the Company’s financial condition.

On October 13, 2017, the Company announced that its portfolio company, BSP, was served with a search warrant by the Federal Bureau of Investigation on October 12, 2017 at BSP’s offices in Westfield, Indiana. The Company closed on its $5,400,000 investment in BSP in June 2016. While the outcome of this situation cannot at this time be predicted with certainty, the Company does not expect that the matter will materially affect the Company’s financial condition or results of operations.

As a result of a prior litigation with the Federal Trade Commission (the “FTC”), NMS voluntarily entered into, and is presently operating under, a Permanent Injunction with respect to certain of its business practices.

Guarantees

The Company is a guarantor on the Sterling Receivable and Inventory Facility at NBC. Maximum borrowings under the Sterling Receivable and Inventory Facility are $22,500,000. The Sterling Receivable and Inventory Facility matures in February 2020 and automatically renews annually. At December 31, 2018, total principal owed by NBC was $16,477,000. In addition, the Company deposited $750,000 to collateralize the guarantee. At December 31, 2018, the Company determined that it is not probable that payments would be required to be made under the guarantee.

The Company is also a guarantor on the Sterling 504 Facility at NBC. Maximum borrowings under the 504 Facility are $35,000,000, depending upon syndication. The Sterling 504 Facility matures in March 2019. At December 31, 2018, total principal owed by NBC was $7,283,000. At December 31, 2018, the Company determined that it is not probable that payments would be required to be made under the guarantee.

The Company is a guarantor on the NBL Facility. Maximum borrowings under the NBL Facility are $75,000,000 with an accordion feature to increase maximum borrowings to $150,000,000. The NBL Facility matures in July 2021. At December 31, 2018, total principal owed by NBL was $13,855,000. At December 31, 2018, the Company determined that it is not probable that payments would be required to be made under the guarantee.

The Company is a guarantor on the Webster Facility, a term loan facility between NMS and Webster Bank with an aggregate principal amount up to $50,000,000. The Webster Facility matures in November 2023. At December 31, 2018, total principal outstanding was $35,000,000. At December 31, 2018, the Company determined that it is not probable that payments would be required to be made under the guarantee.

Unfunded Commitments

At December 31, 2018, the Company had $8,234,000 of unfunded commitments in connection with its SBA 7(a) non-affiliate investments related to portions of loans originated which are partially funded. The Company will fund these commitments from the same sources it uses to fund its other investment commitments.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 10 — EARNINGS PER SHARE:

The following table summarizes the calculation for the net increase in net assets resulting from operations per common share for the years ended December 31, 2018, 2017 and 2016:

	December 31, 2018	December 31, 2017	December 31, 2016
Net increase in net assets resulting from operations	$35,678	$38,976	$27,305
Weighted average shares outstanding	18,714	17,327	14,541
Net increase in net assets resulting from operations per common share	$1.91	$2.25	$1.88

NOTE 11 — COMMON STOCK:

The following table summarizes the total shares issued and proceeds received net of underwriting discounts and offering costs in public offerings of the Company’s common stock since conversion to a BDC:

	Year Ended
	December 31, 2018	December 31, 2017	December 31, 2016
Shares issued	—	2,587,500	—
Offering price per share	$—	$15.25	$—
Proceeds, net of underwriting discounts and offering costs	$—	$37,042	$—

In January 2017 the Company closed a public offering of 2,250,000 shares of its common stock at a public offering price of $15.25 per share. The Company also sold an additional 337,500 shares of its common stock at a public offering price of $15.25 per share pursuant to the underwriter’s full exercise of the over-allotment option.

ATM Program

On March 20, 2017, the Company entered into an ATM equity distribution agreement. The ATM equity distribution agreement provided that the Company may offer and sell up to 2,900,000 shares of common stock from time to time through the Placement Agents. On September 6, 2017, the Company entered into an amended ATM equity distribution Agreement for the purpose of adding D.A. Davidson as placement agent. On August 31, 2018, the Company entered into a Second Amended and Restated ATM Equity Distribution Agreement which increased the maximum number of shares that the Company may offer and sell up to 4,400,000 shares of common stock from time to time through the Placement Agents.

The following table summarizes the total shares sold and net proceeds received under the ATM equity distribution agreement:

	Year Ended
	December 31, 2018	December 31, 2017
Shares sold	291,232	1,139,181
Weighted average price per share	$19.14	$17.58
Net proceeds	$5,196	$19,620

The Company used the net proceeds for funding investments in debt and equity securities in accordance with its investment objective and strategies.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 11 — COMMON STOCK: (cont.)

Investment in Mobil Money

During the year ended December 31, 2018, in connection with its investment in Mobil Money, the Company issued 10,966 restricted common shares valued at $200,000.

Investment in IPM

During the year ended December 31, 2017, in connection with its investment in IPM, the Company issued 60,490 restricted common shares valued at $1,000,000.

Investment in UCS

During the year ended December 31, 2017, in connection with its investment in UCS, the Company issued 28,741 restricted common shares valued at $500,000.

Share Repurchase Plan

On November 21, 2016 the Company announced that its Board approved a new share repurchase program under which the Company may repurchase up to 200,000 of the Company’s outstanding common shares on the open market. This program terminated on May 21, 2017.

On May 11, 2016, the Company announced that its Board approved a share repurchase program under which the Company could repurchase up to 150,000 of the Company’s outstanding common shares on the open market. This program terminated on November 11, 2016. On November 21, 2016 the Company announced that its Board approved a new share repurchase program under which the Company may repurchase up to 200,000 of the Company’s outstanding common shares on the open market. The program terminated on May 21, 2017. On December 17, 2018, the Company announced that its Board approved a new share repurchase program under which the Company may repurchase up to 300,000 of the Company’s outstanding common shares on the open market.

During the year ended December 31, 2016, the Company repurchased and retired 70,000 common shares in open market transactions for $866,000 as detailed in the table below. This program terminated on June 3, 2016. No shares were purchased in 2017 and 2018.

Purchase date	Number of Shares Purchased	Price per Share	Total
March 10, 2016	10,000	$12.34	$123
March 18, 2016	20,000	$12.45	249
March 18, 2016	30,000	$12.48	375
March 23, 2016	10,000	$11.88	119
Total	70,000		$866

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 12 — DIVIDENDS AND DISTRIBUTIONS:

The Company’s dividends and distributions are recorded on the declaration date. The following table summarizes the Company’s dividend declarations and distributions during the years ended December 31, 2018 and 2017.

Date Declared	Record Date	Payment Date	Amount Per Share	Cash Distribution	DRIP Shares Issued	DRIP Shares Value
December 31, 2018
January 18, 2018	March 20, 2018	March 30, 2018	$0.40	$7,202	10	$168
May 11, 2018	June 15, 2018	June 29, 2018	$0.42	$7,637	9	$178
August 23, 2018	September 17, 2018	September 28, 2018	$0.48	$8,544	21	$414
October 29, 2018	December 18, 2018	December 28, 2018	$0.50	$9,051	21	$339

December 31, 2017
March 6, 2017	March 20, 2017	March 31, 2017	$0.36	$6,062	6	$89
May 4, 2016	May 31, 2017	June 30, 2017	$0.40	$6,804	7	$112
August 21, 2017	September 22, 2017	September 29, 2017	$0.44	$7,585	11	$184
November 9, 2017	December 18, 2017	December 28, 2017	$0.44	$7,838	14	$260

During the years ended December 31, 2018 and 2017, an additional 11,200 and 7,200 shares valued at $211,000 and $122,000, respectively, were issued related to dividends from unvested restricted stock awards.

NOTE 13 — BENEFIT PLANS:

Defined Contribution Plan

The Company’s employees participate in a defined contribution 401(k) plan (the “Plan”) adopted in 2004 which covers substantially all employees based on eligibility. The Plan is designed to encourage savings on the part of eligible employees and qualifies under Section 401(k) of the Code. Under the Plan, eligible employees may elect to have a portion of their pay, including overtime and bonuses, reduced each pay period, as pre-tax contributions up to the maximum allowed by law. The Company may elect to make a matching contribution equal to a specified percentage of the participant’s contribution, on their behalf as a pre-tax contribution. For the years ended December 31, 2018, 2017 and 2016, the Company matched 50% of the first 2% of employee contributions, resulting in $126,000, $197,000 and $63,000 in expense, respectively.

NOTE 14 — INCOME TAXES:

As a RIC, the Company must distribute substantially all of its respective net taxable income each tax year as dividends to its shareholders. Accordingly, no provision for federal income tax has been made in the financial statements for the years ended December 31, 2018, 2017 and 2016.

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. federal tax regulations, which may differ from amounts determined in accordance with GAAP and those differences could be material. These book-to-tax differences are either temporary or permanent in nature. Reclassifications due to permanent book-tax differences, including the offset of net operating losses against net short-term gains and nondeductible meals and entertainment, have no impact on net assets. During the year ended December 31, 2018, the Company decreased additional paid in capital by $37,000 and increased accumulated undistributed earnings by $37,000. During the year ended December 31, 2017, the Company decreased additional paid in capital by $342,000 and increased accumulated undistributed earnings by $342,000

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 14 — INCOME TAXES: (cont.)

Taxable income generally differs from net increase (decrease) in net assets for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses and generally excludes unrealized appreciation (depreciation) on investments as investment gains and losses are not included in taxable income until they are realized.

The following table reconciles net increase in net assets to taxable income for the years ended December 31, 2018, 2017 and 2016:

	December 31, 2018	December 31, 2017	December 31, 2016
Net increase in net assets	$35,678	$38,976	$27,305
Net change in unrealized depreciation on investments	(1,069)	(9,619)	(12,343)
Net change in deferred tax liabilities	1,077	2,179	5,128
GAAP versus tax basis consolidation of subsidiaries	926	1,210	1,536
Other income (deductions/losses) for tax, not book	1,029	181	(17)
Other differences	(3,844)	(2,593)	1,871
Taxable income before deductions for distributions	$33,797	$30,334	$23,480

The tax character of distributions paid during the years ended December 31, 2018, 2017 and 2016 were as follows:

	December 31, 2018	December 31, 2017	December 31, 2016
Ordinary income	$32,499	$24,866	$18,774
Long-term capital gains	1,034	4,068	3,390
Return of capital	—	—	—

The determination of the tax attributes of the Company’s distributions is made annually as of the end of the Company’s fiscal year based upon the Company’s taxable income for the full year and distributions paid for the full year. Approximately 26% of the Company’s ordinary income was from qualified dividends. The actual tax characteristics of distributions to shareholders are reported to shareholders annually on Form 1099-DIV.

The tax basis components of distributable earnings/(accumulated losses) and reconciliation to accumulated earnings/(deficit) on a book basis for the years ended December 31, 2018, 2017 and 2016 were as follows:

	December 31, 2018	December 31, 2017	December 31, 2016
Undistributed ordinary income – tax basis	$4,045	$3,782	$2,377
Net change in unrealized appreciation on investments	20,457	20,466	13,025
GAAP versus tax basis consolidation of subsidiaries	442	1,369	2,579
Other temporary differences	7,624	4,982	2,348
Total accumulated earnings – book basis	$32,568	$30,599	$20,329

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the consolidated statements of changes in net assets are primarily due to temporary book-tax differences that will reverse in a subsequent period.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 15 — FINANCIAL HIGHLIGHTS:

The financial highlights for the Company are as follows:

Per share data(1)	December 31, 2018	December 31, 2017	December 31, 2016
Net asset value at beginning of period	$15.08	$14.30	$14.06
Net investment loss	(0.40)	(0.45)	(0.64)
Net realized gain on investments	2.31	2.27	2.17
Net unrealized appreciation on investments	0.36	0.75	0.85
Net unrealized depreciation on servicing assets	(0.30)	(0.20)	(0.16)
Change in provision for deferred taxes	(0.06)	(0.12)	(0.34)
Net increase in net assets resulting from operations	1.91	2.25	1.88
Distributions to common stockholders	(1.80)	(1.64)	(1.53)
Stock-based compensation expense	0.02	0.05	0.04
Consolidation of Exponential Business Development Co., Inc.	—	—	(0.03)
Accretive effect of stock offerings (issuing shares above NAV per share)	0.04	0.02	—
Accretive effect of shares issued in connection with investments (issuing shares above NAV per share)	—	0.01	—
Accretive effect of shares issued in connection with DRIP (issuing shares above NAV per share)	0.01	—	—
Dilutive effect of restricted stock awards	(0.08)	—	(0.11)
Other(4)	0.01	0.09	(0.01)
Net asset value at end of period	$15.19	$15.08	$14.30

Per share market value at end of period	$17.44	$18.49	$15.90
Total return based on market value(2)	4.06%	26.60%	24.51%
Total return based on average net asset value(2)(3)	12.67%	16.92%	12.59%
Shares outstanding at end of period (in thousands)	18,919	18,457	14,624

Ratios/Supplemental Data:
Net assets at end of period	$287,445	$278,329	$209,094
Ratio of expenses to average net assets	20.15%	19.20%	19.48%
Ratio of net investment loss to average net assets	(2.65)%	(3.23)%	(4.48)%
Portfolio turnover	130.41%	116.4%	109.6%
Average debt outstanding	$279,254	$193,747	$151,502
Average debt outstanding per share	$14.76	$10.50	$10.36
Asset coverage ratio(5)	185%	229%	222%

____________

(1)      Based on actual number of shares outstanding at the end of the corresponding period or the weighted average shares outstanding for the period, unless otherwise noted, as appropriate.

(2)      Assumes dividends are reinvested.

(3)      Total return based on average net asset value was calculated using the sum of ending net asset value plus dividends to stockholders during the period, divided by the beginning net asset value.

(4)      Includes the impact of the different share amounts as a result of calculating certain per share data based on weighted average shares outstanding during the period and certain per share data based on shares outstanding as of a period end or transaction date.

(5)      Calculated based on $337,501,000, $221,007,000 and $171,244,000 of senior securities outstanding at December 31, 2018, 2017 and 2016, respectively.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 16 — STOCK-BASED COMPENSATION:

Stock Plan

The Company accounts for its stock-based compensation plan using the fair value method, as prescribed by ASC 718, Compensation — Stock Compensation. Accordingly, for restricted stock awards, the Company measured the grant date fair value based upon the market price of its common stock on the date of the grant and amortizes the fair value of the awards as stock-based compensation expense over the requisite service period, which is generally the vesting term.

The Board approves the issuance of shares of restricted stock to employees and directors pursuant to the Equity Incentive Plan. These shares generally vest over a one or two year period from the grant date. The fair value is expensed over the service period, starting on the grant date. The following table summarizes the restricted stock issuances under the Equity Incentive Plan, net of shares forfeited and the remaining shares of restricted stock available for issuance as of December 31, 2018.

Restricted Stock authorized under the plan(1)	1,500,000

Less net restricted stock granted during:
Year ended December 31, 2016	(120,933)
Year ended December 31, 2017	(5,007)
Year ended December 31, 2018	(93,568)
Restricted stock available for issuance as of December 31, 2018	1,280,492

____________

(1)      A maximum of 20% of total shares of common stock issued and outstanding, calculated on a fully diluted basis, not to exceed 3,000,000 shares, are available for awards of restricted stock and stock options under the Equity Incentive Plan. No more than 50% of the shares of stock reserved for the grant of awards under the Equity Incentive Plan may be restricted stock awards at any time during the term of the Equity Incentive Plan. No stock options have been granted under the Equity Incentive Plan.

For the years ended December 31, 2018, 2017 and 2016, the Company recognized total stock-based compensation expense of $585,000, $963,000 and $577,000, respectively.

As of December 31, 2018, there was $1,232,000 of total unrecognized compensation expense related to unvested restricted shares. This compensation expense is expected to be recognized over a remaining weighted-average period of approximately 2.17 years as of December 31, 2018.

NOTE 17 — UNCONSOLIDATED SIGNIFICANT SUBSIDIARIES:

At December 31, 2018, the Company’s investment in NMS exceeded the 10% and 20% thresholds in at least one of the tests under Rule 3-09 and Rule 4-08(g) of Regulation S-X, and as such the audited financial statements of NMS are required to be filed as financial statement schedules herein within 90 days of the Company’s fiscal year end. Accordingly, the financial statements of NMS will be filed as an amendment to this Annual Report on Form 10-K on or before March 31, 2019.

Balance Sheets – Newtek Merchant Solutions, LLC	As of December 31, 2018 (Unaudited)	As of December 31, 2017 (Unaudited)	As of December 31, 2016 (Audited)
Current assets	$16,044	$17,005	$11,522
Noncurrent assets	35,949	9,806	4,907
Total assets	$51,993	$26,811	$16,429
Current liabilities	7,471	4,107	5,619
Noncurrent liabilities	31,660	29,857	16,432
Total liabilities	$39,131	$33,964	$22,051
Total member’s equity (deficit)	$12,862	$(7,153)	$(5,622)

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 17 — UNCONSOLIDATED SIGNIFICANT SUBSIDIARIES: (cont.)

Statements of Income – Newtek Merchant Solutions, LLC	Year Ended December 31, 2018 (Unaudited)	Year Ended December 31, 2017 (Unaudited)	Year Ended December 31, 2016 (Audited)
Revenue	$121,579	$111,272	$103,886
Expenses	110,360	102,675	95,495
Income from operations	$11,219	$8,597	$8,391
Interest (expense) income, net	(1,688)	(1,477)	(1,406)
Gain on sale of merchant portfolio	5,581	—	—
Income before tax	$15,112	$7,120	$6,985

NOTE 18 — SELECTED QUARTERLY FINANCIAL DATA (UNAUDITED):

The following tables set forth certain unaudited consolidated quarterly statement of operations data from the eight quarters ended December 31, 2018. This information is unaudited, but in the opinion of management, it has been prepared substantially on the same basis as the audited consolidated financial statements appearing elsewhere in this report, and all necessary adjustments, consisting only of normal recurring adjustments, have been included in the amounts stated below. The consolidated quarterly data should be read in conjunction with the current audited consolidated statements and notes thereto. The total of the quarterly EPS data may not equal to the full year results.

	Three Months Ended
2018	March 31	June 30	September 30	December 31
Total investment income	$11,068	$11,404	$12,385	$14,658
Net investment loss	$(2,773)	$(2,134)	$(1,446)	$(1,135)
Net gain on investments	$10,885	$9,755	$13,830	$8,696
Net increase in net assets resulting from operations	$8,112	$7,621	$12,384	$7,561
Net increase in net assets resulting from operations per share	$0.44	$0.41	$0.66	$0.40
Net asset value per share at period end	$15.05	$15.06	$15.28	$15.19
	Three Months Ended
2017	March 31	June 30	September 30	December 31
Total investment income	$8,993	$9,904	$9,601	$10,416
Net investment loss	$(2,094)	$(1,680)	$(1,192)	$(2,915)
Net gain on investments	$7,998	$8,610	$9,269	$20,980
Net increase in net assets resulting from operations	$5,904	$6,930	$8,077	$18,065
Net increase in net assets resulting from operations per share	$0.36	$0.40	$0.46	$1.00
Net asset value per share at period end	$14.31	$14.36	$14.40	$15.08

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 19 — SUBSEQUENT EVENTS:

Dividend Declaration

On February 15, 2019, the Company declared a quarterly cash dividend of $0.40 per share payable on March 29, 2019 to shareholders of record as of March 15, 2019. The dividend will be paid in cash or shares of the Company’s common stock through participation in the Company’s DRIP, at the election of shareholders.

Securitization Activity

On February 25, 2019, the 2010-1 Trust was terminated as a result of NSBF purchasing the 2010-1 Trust assets, with the 2010-1 Trust’s noteholders receiving the redemption price.

Common Stock

From January 1, 2019 through March 15, 2019 the Company sold 134,658 shares of its common stock at a weighted average price of $18.89 per share under the ATM Equity Distribution Agreement. Proceeds, net of offering costs and expenses were $2,544,000. As of March 15, 2019, there were 2,834,929 shares of common stock available for sale under the ATM Equity Distribution Agreement.

Newtek Business Services Corp. and Subsidiaries

Schedule of Investments In and Advances to Affiliates

December 31, 2018

Portfolio Company	Type of Investment(1)	Amount of Realized Gain (Loss)	Amount of Unrealized Appreciation (Depreciation)	Amount of Interest or Dividends Credited to Income(3)	Fair Value at December 31, 2017	Gross Additions(4)	Gross Reductions(5)	Fair Value at December 31, 2018
Advanced Cyber Security Systems, LLC	50% Membership Interest(2)	$—	$—	$—	$—	$—	$—	$—
	Term Loan (10%)(2)	—	—	—	—	—	—	—

Automated Merchant Services, Inc.	100% Common Stock(2)	—	—	—	—	—	—	—

CDS Business Services, Inc.	100% Common Stock(2)	—	(3,000)	—	8,000	—	(3,000)	5,000
	Line of Credit (Prime + 2.5%)(6)	—	—	563	6,396	11,318	(12,714)	5,000
	Term Loan (10%)			69	—	1,000	—	1,000

Newtek Technology Solutions, Inc.	100% Common Stock(2)	—	(3,900)	—	12,400	—	(3,900)	8,500
	Line of Credit (LIBOR + 2.5%)(6)	—	—	49	—	6,800	—	6,800

Newtek Insurance Agency, LLC	100% Membership Interest(2)	—	(420)	—	2,500	135	(420)	2,215

PMTWorks Payroll, LLC	100% Membership Interest(2)	—	(381)	—	—	381	(381)	—
	Term Loans (10% – 12%)(2)	—	—	—	—	—	—	—

Small Business Lending, LLC	100% Membership Interest(2)	—	550	—	2,500	250	550	3,300

banc-serv Partners, LLC	100% Membership Interest(2)	—	(4,939)	—	3,430	1,509	(4,939)	—

International Professional Marketing, Inc.	100% Common Stock	—	(700)	125	4,000	—	(700)	3,300
	Line of Credit (Prime + 0.5%)(6)	—	—	20	450	850	(500)	800

SIDCO, LLC	100% Membership Interest	—	700	1,250	7,120	700	—	7,820
	Line of Credit (Prime + 0.5%)(6)	—	—	22	550	175	(550)	175

Newtek Merchant Solutions, LLC(7)	100% Membership Interest	—	13,250	10,750	103,000	13,250	—	116,250

United Capital Source, LLC	100% Membership Interest	52	—	275	2,450	—	(2,450)	—

Titanium Asset Management, LLC	100% Membership Interest(2)	—	—	—	—	—	—	—
	Term Loans (10%)(2)	—	—	—	—	—	—

Newtek Business Lending, LLC	100% Membership Interest	—	3,000	—	—	16,909	(8,464)	8,445

Newtek Business Services Corp. and Subsidiaries

Schedule of Investments In and Advances to Affiliates – (continued)

December 31, 2018

Portfolio Company	Type of Investment(1)	Amount of Realized Gain (Loss)	Amount of Unrealized Appreciation (Depreciation)	Amount of Interest or Dividends Credited to Income(3)	Fair Value at December 31, 2017	Gross Additions(4)	Gross Reductions(5)	Fair Value at December 31, 2018
Mobil Money, LLC	100% Membership Interest	—	—	165	—	3,300	(320)	2,980

Excel WebSolutions LLC	Term Loans (10%)	—	(112)	17	360	—	(360)	—
	50% Membership Interest(2)	—	—	—	—	—	—	—

Total Controlled Investments		$52	$4,048	$13,305	$153,156	$56,577	$(38,148)	$171,585
Non-Control/Affiliate Investments
EMCAP Loan Holdings, LLC	6.04% Membership Interest	$—	$—	$65	$—	$1,000	$—	$1,000
Total Affiliate Investments		$52	$4,048	$13,370	$153,156	$57,577	$(38,148)	$172,585

This schedule should be read in connection with the Company’s Consolidated Financial Statements, including the Consolidated Schedule of Investments and Notes to the Consolidated Financial Statements.

____________

(1)      The principal amount and ownership detail as shown in the Company’s Consolidated Schedule of Investments.

(2)      Represents non-income producing security.

(3)      Represents the total amount of interest, fees or dividends credited to income for the period.

(4)      Gross additions include increases in the cost basis of investments resulting from new portfolio investments, follow-on investments and the exchange of one or more existing securities for one or more new securities. Gross additions also include net increases in unrealized appreciation or net decreases in unrealized depreciation.

(5)      Gross reductions include decreases in the cost basis of investments resulting from principal payments or sales and exchanges of one or more existing securities for one or more new securities. Gross reductions also include net increases in unrealized depreciation or net decreases in unrealized appreciation.

(6)      Index based floating rate debt investments bear interest at rate of Prime of LIBOR plus a contractual spread which typically resets monthly. At December 31, 2018, the Prime rate and LIBOR was 5.25% and 2.34463%, respectively.

(7)      On December 31, 2018, Premier was merged into NMS. The above table reflects the combined fair values, unrealized appreciation and amount of dividends credited to income. During the year ended December 31, 2018, $13,250,000 of unrealized appreciation related to the investment in NMS. During the year ended December 31, 2018, $7,800,000 and $2,950,000 of dividend income was earned from NMS and Premier, respectively.

Newtek Merchant Solutions, LLC and
Subsidiaries (A Wholly-owned Subsidiary of NBSH
Holdings, LLC)

Consolidated Financial Statements and
Independent Auditor’s Report
December 31, 2018

Newtek Merchant Solutions, LLC and Subsidiaries
Index
Years Ended December 31, 2018

INDEPENDENT AUDITOR’S REPORT

To the Board of Directors and Stockholder of
Newtek Merchant Solutions, LLC and Subsidiaries

We have audited the accompanying consolidated financial statements of Newtek Merchant Solutions, LLC and Subsidiaries (“NMS”), a wholly-owned subsidiary of Newtek Business Services Corporation, which comprise the consolidated balance sheets as of December 31, 2018, and the related consolidated statements of income, changes in member’s equity, and cash flows for the year then ended, and the related notes to the consolidated financial statements.

Management’s Responsibility for the Consolidated Financial Statements

Management is responsible for the preparation and fair presentation of these consolidated financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these consolidated financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the consolidated financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the consolidated financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the consolidated financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Newtek Merchant Solutions, LLC and Subsidiaries as of December 31, 2018, and the results of their operations and their cash flows for the years then ended in accordance with accounting principles generally accepted in the United States of America.

New York, New York

March 26, 2019

Newtek Merchant Solutions, LLC and Subsidiaries
Consolidated Balance Sheets
December 31, 2018

Assets
Current assets:
Cash	$13,026,644
Accounts receivable	2,761,942
Prepaid expenses and other current assets	172,502
Inventory	82,508
Total current assets	16,043,596
Fixed assets, net	562,140
Restricted cash	584,554
Customer merchant accounts, net	3,884,484
Due from related parties	264,145
Notes receivable – related party	16,840,000
Goodwill	13,813,812
Total assets	$51,992,731

Liabilities and Member’s Equity

Current liabilities:
Accounts payable and accrued expenses	$2,274,793
Residuals payable	951,331
Chargeback reserves	1,050,352
Due to related parties	569,887
Bank notes payable, current	2,625,000
Total current liabilities	7,471,363
Bank notes payable, long-term, net (Note 6)	31,659,555
Total liabilities	39,130,918
Member’s equity	12,861,813
Total liabilities and member’s equity	$51,992,731

See notes to consolidated financial statements.

Newtek Merchant Solutions, LLC and Subsidiaries
Consolidated Statements of Income
Year Ended December 31, 2018

Revenues
Electronic payment processing	$121,578,712
Expenses
Electronic payment processing costs	99,390,347
Salaries and benefits	6,157,199
Professional fees	704,449
Depreciation and amortization	1,655,109
Loss on debt extinguishment	1,286,111
Other general and administrative costs	1,166,354
Total expenses	110,359,569
Income from operations	11,219,143
Interest expense, net	(2,524,228)
Interest income – related parties	835,543
Gain on sale of merchant portfolio	5,581,332
Net income	$15,111,790

See notes to consolidated financial statements.

Newtek Merchant Solutions, LLC and Subsidiaries
Consolidated Statements of Changes in Member’s Equity
Year Ended December 31, 2018

Member’s Equity
Balance, January 1, 2018	$9,178,479
Net income	15,111,790
Distributions	(11,428,456)
Balance, December 31, 2018	$12,861,813

See notes to consolidated financial statements.

Newtek Merchant Solutions, LLC and Subsidiaries
Consolidated Statements of Cash Flows
Year Ended December 31, 2018

Cash flows from operating activities:
Net income	$15,111,790
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	1,655,109
Amortization of deferred financing costs	177,409
Loss on debt extinguishment	1,286,111
Gain on sale of merchant portfolio	(5,581,332)
Changes in operating assets and liabilities:
Restricted cash	(86,334)
Accounts receivable	375,263
Prepaid expenses and other current assets	18,064
Inventory	(10,728)
Accounts payable and accrued expenses	282,686
Due to/from related parties	114,049
Net cash provided by operating activities	13,342,087
Cash flows from investing activities:
Purchase of customer merchant accounts	(2,494,907)
Net proceed from sale of Elavon portfolio	6,019,439
Net advances under related party note	(10,729,999)
Purchase of fixed assets	(275,606)
Net cash used in investing activities	(7,481,073)
Cash flows used in financing activities:
Dividends paid to shareholder	(11,428,456)
Proceeds from bank debt	35,000,000
Principal payments to Goldman Sachs	(30,498,694)
Prepayment penalty paid to Goldman Sachs	(800,000)
Deferred financing costs paid	(737,150)
Net cash used in financing activities	(8,464,300)
Net decrease in cash	(2,603,286)
Cash, beginning of year	15,629,930
Cash, end of year	$13,026,644
Supplemental disclosure of cash flow activities
Interest paid	$2,250,498

See notes to consolidated financial statements.

Newtek Merchant Solutions, LLC and Subsidiaries
Notes to Consolidated Financial Statements
Year Ended December 31, 2018

1.      Organization, Basis of Presentation and Description of Business

NBSH Holdings, LLC (“NBSH”), was organized on November 1, 2018 under the laws of the State of New York and is a wholly-owned subsidiary of Newtek Business Services Holdco 1, Inc. (“Holdco”) which was incorporated on June 5, 2015 under the laws of the State of New York and is a wholly-owned subsidiary of Newtek Business Services Corp. (“Newtek”).

NBSH, along with its wholly-owned subsidiaries, Newtek Merchant Solutions, LLC (“NMS”) (formerly Universal Processing Services of Wisconsin, LLC), and Premier Payments LLC (“Premier”), are hereinafter referred to as the “Company”. On December 31, 2018, Premier was merged with and into NMS. Prior to November 1, 2018, NMS and Premier were wholly-owned subsidiaries of Holdco. The consolidated statements of income, member’s equity and cash flows include the results of NMS and Premier for the whole year as they were under common ownership. NMS and Premier market credit and debit card processing services, check approval services and ancillary processing equipment and software to merchants who accept credit cards, debit cards, checks and other noncash forms of payment.

The accompanying consolidated financial statements include the accounts of NBSH and its wholly-owned subsidiaries, NMS and Premier as of and for the year ended December 31, 2018 as if the ownership structure was in place on January 1, 2018 due to common ownership. All significant intercompany accounts and transactions have been eliminated in these consolidated financial statements.

2.      Significant Accounting Policies

Use of Estimates

The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Estimates, by their nature, are based on judgment and available information. Actual results could differ from those estimates. Estimates that are particularly susceptible to significant changes in the near term relate to the determination of the reserve for chargeback losses.

Financial Instruments

The Company’s financial instruments include cash, accounts receivable, notes receivable from related party, accounts payable, residuals payable and bank notes payable.

The carrying amount of cash, accounts receivable, accounts payable and residuals payable approximate fair value due to their short-term maturities.

The carrying amounts of notes receivable from related party and bank notes payable approximate fair value due to the variable interest rate they carry.

Cash

Invested cash is held exclusively at financial institutions of high credit quality. As of December 31, 2018, cash deposits in excess of insured amounts totaled approximately $12,542,000.

Restricted Cash

Under the terms of the processing agreement between NMS and its processing banks, NMS maintains cash accounts as reserves against chargeback losses. As the Company receives fees from the processing bank, a certain percentage is allocated to the cash reserve account.

Newtek Merchant Solutions, LLC and Subsidiaries Notes to Consolidated Financial Statements Year Ended December 31, 2018

2.     Significant Accounting Policies (cont.)

Accounts Receivable

Accounts receivable represent amounts owed to the Company by third parties for electronic payment processing and related residuals. The Company estimates losses on accounts receivable based on known troubled accounts and historical experience of losses incurred. The Company determined no reserve for uncollectible accounts was necessary at December 31, 2018.

Inventory

Inventory consists primarily of equipment to be installed in merchant locations to enable the merchants to process electronic transactions. Inventory is stated at the lower of cost or net realizable value, which is determined on a FIFO (first in-first out) basis.

Fixed Assets

Fixed assets, which are comprised of terminals, telephone systems, furniture and fixtures, software, computer equipment, internally developed software, automobile, website and leasehold improvements, are stated at cost less accumulated depreciation and amortization. Depreciation of fixed assets is provided on a straight-line basis using estimated useful lives of the related assets ranging from three to seven years. Amortization of leasehold improvements is provided on a straight-line basis using the lesser of the useful life of the asset, which is generally three to five years, or lease term.

Software Development Costs

The Company capitalizes certain software development costs for internal use. Costs incurred during the preliminary project stage are expensed as incurred, while application stage projects are capitalized. The latter costs are typically employee and/or consulting services directly associated with the development of the internal use software. Software and website costs are included in fixed assets in the accompanying consolidated balance sheets. Amortization commences once the software and website costs are ready for their intended use and are amortized using the straight-line method over the estimated useful life, typically three years.

Goodwill and Customer Merchant Accounts

Goodwill is an indefinite lived asset, which is not amortized and is instead subject to impairment testing, at least annually. Customer merchant accounts with finite lives are amortized over an estimated useful life of 30 or 65 months (See Note 5).

The Company considers the following to be some examples of indicators that may trigger an impairment review outside of its annual impairment review: (i) significant under-performance or loss of key contracts acquired in an acquisition relative to expected historical or projected future operating results; (ii) significant changes in the manner or use of the acquired assets or in the Company’s overall strategy with respect to the manner or use of the acquired assets or changes in the Company’s overall business strategy; (iii) significant negative industry or economic trends; (iv) increased competitive pressures; (v) a significant decline in the Company’s fair value for a sustained period of time; and (vi) regulatory changes. In assessing the recoverability of the Company’s goodwill and customer merchant accounts, the Company must make assumptions regarding estimated future cash flows and other factors to determine the fair value of the respective assets. These include estimation of future cash flows, which is dependent on internal forecasts, estimation of the long-term rate of growth for the Company, the period over which cash flows will occur, and determination of the Company’s cost of capital. Changes in these estimates and assumptions could materially affect the determination of far value and conclusions on impairment.

Revenue Recognition

Revenue is primarily derived from electronic payment processing and related fee income.

Newtek Merchant Solutions, LLC and Subsidiaries Notes to Consolidated Financial Statements Year Ended December 31, 2018

2.     Significant Accounting Policies (cont.)

Electronic payment processing and fee income

Electronic payment processing and fee income is derived from the electronic processing of credit and debit card transactions that are authorized and captured through third-party networks. Typically, merchants are charged for these processing services by applying a percentage to the dollar amount of each transaction plus a flat fee per transaction. Certain merchant customers are charged miscellaneous fees, including fees for handling charge-backs or returns, monthly minimum fees, statement fees and fees for other miscellaneous services. Revenues derived from the electronic processing of MasterCard®, Visa® and Discover® sourced credit and debit card transactions are reported gross of amounts paid to sponsor banks.

Interest Income

Interest income from a related party is recorded on an accrual basis, when earned, based on the current lending rate in place.

Reserve for Losses on Merchant Accounts

Disputes between a cardholder and a merchant periodically arise as a result of, among other things, cardholder dissatisfaction with merchandise quality or merchant services. Such disputes may not be resolved in the merchant’s favor. In these cases, the transaction is “charged back” to the merchant, which means the purchase price is refunded to the customer through the merchant’s acquiring bank and charged to the merchant. If the merchant has inadequate funds, the Company or, under limited circumstances, the Company and the acquiring bank, must bear the credit risk for the full amount of the transaction. The Company evaluates its risk for such transactions and estimates its potential loss for charge-backs based primarily on historical experience and other relevant factors.

The Company records reserves for charge-backs and contingent liabilities when such amounts are deemed to be probable and estimable. The required reserves may change in the future due to new developments, including, but not limited to, changes in litigation or increased charge-back exposure as the result of merchant insolvency, liquidation, or other reasons. The required reserves are reviewed periodically to determine if adjustments are required.

Electronic Payment Processing Costs

Electronic payment processing costs consist principally of costs directly related to the processing of merchant sales volume, including interchange fees, Visa®, MasterCard® and Discover® dues and assessments, bank processing fees and costs paid to third-party processing networks. Such costs are recognized at the time the merchant transactions are processed or when the services are performed. Two of the most significant components of electronic payment processing costs include interchange and assessment costs, which are set by the credit card associations. Interchange costs are passed on to the entity issuing the credit card used in the transaction and assessment costs are retained by the credit card associations. Interchange and assessment fees are billed primarily as a percentage of dollar volume processed and, to a lesser extent, as a per transaction fee. In addition to costs directly related to the processing of merchant sales volume, electronic payment processing costs also include residual expenses. Residual expenses represent fees paid to third-party sales referral sources. Residual expenses are paid in accordance with contracted terms. These are generally linked to revenues derived from merchants successfully referred to the Company and that begin using the Company for merchant processing services. Such residual expenses are recognized in the Company’s consolidated statements of income. During the year ended December 31, 2018, the Company partnered with two sponsor banks for substantially all merchant transactions. Substantially all merchant transactions were processed by one merchant processor.

Newtek Merchant Solutions, LLC and Subsidiaries Notes to Consolidated Financial Statements Year Ended December 31, 2018

2.     Significant Accounting Policies (cont.)

Income Taxes

The Company and its subsidiaries are treated as flow-through entities for federal and state income tax purposes. Under present income tax laws, the Company is not subject to federal or state income taxes. The member is responsible for taxes on their respective share of the Company’s net income or losses.

The Company reviews uncertain tax positions taken, or expected to be taken, in the course of preparing the Company’s consolidated financial statements to determine whether the tax positions are “more likely than not” of being sustained by the applicable tax authority. Management of the Company is required to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions, which include federal and certain states. The Company has no examinations in progress and none are expected at this time. The Company has reviewed the open tax years in major jurisdictions and concluded there is no tax liability, interest, or penalties resulting from unrecognized tax benefits relating to uncertain income tax positions taken, or expected to be taken, in future tax returns.

Subsequent Events

The Company has evaluated subsequent events for potential recognition and/or disclosure through March 26, 2019, the date these consolidated financial statements were available to be issued.

3.      Fixed Assets

The Company’s fixed assets are comprised of the following at December 31, 2018:

Terminals	$1,217,267
Telephone systems	62,828
Computer equipment	116,171
Leasehold improvements	97,150
Software	807,621
Automobile	24,576
Furniture and fixtures	80,000
Website	14,705
2,420,318
Less: accumulated depreciation and amortization	(1,858,178)
$562,140

Depreciation and amortization expense related to fixed assets for the year ended December 31, 2018 was approximately $374,000.

4.      Goodwill

The carrying value of goodwill at December 31, 2018 is approximately $13,814,000. The Company performed a qualitative assessment on goodwill to determine if it is more likely than not that the Company’s fair value is less than its carrying amount. Based on its qualitative assessment, the Company determined that goodwill was not impaired at December 31, 2018 and that no further assessment was required. There were no changes to the carrying value of goodwill during the year ended December 31, 2018.

5.      Customer Merchant Accounts

The net carrying value of customer merchant accounts was approximately $3,884,000 at December 31, 2018. Customer merchant accounts are amortized over an estimated useful life of 30 to 66 months, as appropriate. Total amortization expense of customer merchant accounts using the straight-line method is included in depreciation and amortization in the accompanying consolidated statements of income and was approximately $1,281,000 for the year ended December 31, 2018.

Newtek Merchant Solutions, LLC and Subsidiaries Notes to Consolidated Financial Statements Year Ended December 31, 2018

5.     Customer Merchant Accounts (cont.)

In 2018, the Company purchased approximately $2,495,000 of customer accounts from its outside sales agents and certain employees. Total purchases from employees were approximately $129,000. The purchase prices were based on contractual or agreed multiples of average monthly residuals. These merchant accounts are being amortized over 66 months.

Total expected amortization expense for the next five fiscal years and thereafter is as follows:

Years Ending December 31,
2019	$1,593,606
2020	1,306,648
2021	525,699
2022	304,833
2023	134,746
Thereafter	18,952
$3,884,484

In November 2018, the Company sold a portion of its merchant portfolio to Elavon Inc. (“Elavon”). The Company sold substantially all of its merchants processing on the Elavon platform for $7,500,000 with an additional $500,000 contingent payment to be made in November 2019 if the sold portfolio achieves certain volume requirements and the Company boards 200 new merchants on the Elavon platform. As a result of the sale, the Company recorded a gain on sale of approximately $5,581,000 broken down as follows:

Sale price	$7,500,000
Payments to agents	(1,480,561)
Carrying value of Elavon portfolio	(438,107)
Gain on sale	$5,581,332

6.      Bank Notes Payable, Net

In June 2015, the Company entered into a Credit and Guarantee Agreement (the “Goldman Agreement”) with Goldman Sachs Bank USA which extended a multi draw term loan facility (the “Goldman Facility”) up to an aggregate principal amount of $38,000,000. In June 2017, the Company amended the terms of the Agreement to extend the term of the Facility to June 2021 as well as increase the aggregate principal amount of the Goldman Agreement to $50,000,000.

In November 2018, the Company entered into a Credit and Guarantee Agreement (the “Webster Agreement”), which extended a term loan for $35,000,000 (the “Webster Term Loan”) and a revolving line of credit (the “Webster RLOC” combined with the Webster Term Loan, the “Webster Facility”) with maximum borrowings of $15,000,000 for a total commitment of $50,000,000. The proceeds from the Webster Term Loan were used to pay all outstanding principal under the Goldman Facility. As a result, the Company recognized a loss on debt extinguishment of approximately $1,286,000 consisting of $800,000 of prepayment penalties and $486,000 of unamortized deferred financing costs in connection with the extinguishment of the Goldman Agreement.

All assets of the Company are pledged as collateral under the Webster Agreement and is guaranteed by Newtek. The Webster Facility provides for monthly interest payments and quarterly principal payments beginning April 2019, with total remaining principal due at maturity. The Webster Facility matures in November 2023. Borrowings under the Webster Facility are classified either as a “Base Rate Loan” or a “LIBOR Rate Loan” at the Company’s election. Each LIBOR Rate Loan shall bear interest on the outstanding balance at a rate equal to LIBOR plus 2.5%, and each Base Rate Loan shall bear interest on the outstanding balance at a rate equal to the Prime Rate plus 1.5%. The effective interest rate at December 31, 2018 was 4.84%.

Newtek Merchant Solutions, LLC and Subsidiaries Notes to Consolidated Financial Statements Year Ended December 31, 2018

6.     Bank Notes Payable, Net (cont.)

The Webster Agreement requires certain restrictive covenants for which the Company was in compliance as of December 31, 2018. Total Interest expense, excluding amortization of deferred financing costs, for the year ended December 31, 2018 was approximately $2,380,000. Deferred financing costs incurred by the Company related to the Webster Facility were approximatedly $737,000 during the year ended December 31, 2018. Amortization of deferred financing costs for the year ended December 31, 2018 was approximately $177,000 and is included in interest expense on the consolidated statements of income.

Outstanding borrowings under the Bank note payable consisted of the following at December 31, 2018:

Principal	$35,000,000
Unamortized deferred financing costs	(715,445)
Net carrying amount	$34,284,555

Debt principal payments for the next five fiscal years and thereafter is as follows:

Years Ending December 31,
2019	$2,625,000
2020	3,500,000
2021	3,500,000
2022	4,812,500
2023	20,562,500
$35,000,000

7.      Notes Receivable — Related Party

The Company has extended a line of credit to Newtek. The Company had approximately $16,840,000 outstanding on its revolving line of credit with Newtek, at December 31, 2018. The line, which matures in November 2023, allows for maximum borrowings of $50,000,000 (subject to availability) and bears interest at a rate equal to that in effect under the Company’s Webster Facility, at any given time. The Company recorded related party interest income of approximately $836,000 during the year ended December 31, 2018. At December 31, 2018 there was approximately $48,000, in accrued interest income included in prepaid expenses and other current assets on the consolidated balance sheet.

8.      Related Party Transactions

During the year ended December 31, 2018, the Company incurred residual expenses totaling approximately $153,000 from several related parties.

During the year ended December 31, 2018, the Company incurred costs for managed technology services of approximately $246,000 from Newtek Technology Solutions, Inc.

During the year ended December 31, 2018, the Company incurred payroll processing costs of approximately $25,000 from PMTWorks Payroll, LLC.

Included in salaries and benefits are charges from Newtek related to salaries for management and certain other employees that perform services for the Company. Total amounts allocated to the Company for the year ended December 31, 2018 were approximately $558,000.

The Company subleases office space from Newtek in Lake Success, NY. The rent payment is based upon an allocation of headcount in the Lake Success office space. Rent expense for the years ended December 31, 2018 was approximately $204,000.

Newtek Merchant Solutions, LLC and Subsidiaries Notes to Consolidated Financial Statements Year Ended December 31, 2018

8.     Related Party Transactions (cont.)

In 2018, the Company purchased approximately $129,000 of customer accounts from certain employees. The purchase prices were based on contractual or agreed multiples of average monthly residuals. These merchant accounts are being amortized over 66 months.

9.      Commitments and Contingencies

Operating Commitments

The Company leases office spaces under non-cancelable operating leases. The following summarizes the Company’s obligations and commitments, as of December 31, 2018 for future minimum cash payments required under operating leases:

Years Ending December 31,	Operating Leases
2019	$56,239
2020	52,978
$109,217

Total rent expense for the year ended December 31, 2018 was approximately $262,000.

In August 2018, the Company entered into a new Merchant ISO Agreement with a new sponsor bank. Under the terms of the Merchant ISO Agreement, NMS is required to pay monthly minimum fees of $15,000 during the term of the agreement. The Company exceeded the required monthly minimum amount under the agreement for the year ended December 31, 2018. The agreement renews automatically annually.

Litigation

As a result of prior litigation with the Federal Trade Commission, NMS voluntarily entered into, and is presently operating under, a permanent injunction with respect to certain of its business practices.

Universal Processing Services of
Wisconsin, LLC (A Limited Liability
Company) and Subsidiary

Financial Statements
Year Ended December 31, 2017

Universal Processing Services of Wisconsin, LLC and Subsidiary
Index
Year Ended December 31, 2017

Universal Processing Services of Wisconsin, LLC and Subsidiary
Balance Sheet
December 31, 2017

Assets
Current Assets:
Cash	$14,066,253
Accounts receivable	2,695,154
Prepaid expenses and other current assets	172,236
Inventory	71,780
Total current assets	17,005,423
Fixed assets, net	425,621
Customer merchant accounts, net	760,011
Restricted cash	498,220
Due from related parties	103,460
Notes receivable – related party	6,110,001
Goodwill	1,908,495
Total assets	$26,811,231
Liabilities and Member’s Deficit
Liabilities:
Current Liabilities:
Accounts payable and accrued expenses	$1,834,704
Residuals payable	903,690
Due to related parties	585,939
Chargeback reserves	782,908
Total current liabilities	4,107,241
Bank note payable, net of deferred financing costs	29,856,879
Total liabilities	33,964,120
Commitments and contingencies (Note 9)
Member’s deficit	(7,152,889)
Total liabilities and member’s deficit	$26,811,231

See notes to financial statements.

Universal Processing Services of Wisconsin, LLC and Subsidiary
Statement of Income
Year Ended December 31, 2017

Revenue:
Electronic payment processing	$111,271,839
Expenses:
Electronic payment processing costs	91,087,057
Electronic payment processing costs – related parties	4,374,094
Salaries and benefits	4,964,662
Professional fees	441,012
Depreciation and amortization	707,883
Other general and administrative costs	1,099,876
Total expenses	102,674,584
Income from operations	8,597,255
Interest expense	(2,065,729)
Interest income – related party	588,922
Interest expense, net	(1,476,807)
Net income	$7,120,448

See notes to financial statements.

Universal Processing Services of Wisconsin, LLC and Subsidiary
Statement of Changes in Member’s Deficit
Year Ended December 31, 2017

Member’s Deficit
Balance, January 1, 2017	$(5,621,394)
Net income	7,120,448
Distributions to member	(8,651,943)
Balance, December 31, 2017	$(7,152,889)

See notes to Financial statements.

Universal Processing Services of Wisconsin, LLC and Subsidiary
Statement of Cash Flows
Year Ended December 31, 2017

Cash flows from operating activities:
Net income	$7,120,448
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	707,883
Amortization of deferred financing costs	193,743
Changes in operating assets and liabilities:
Restricted cash	89,487
Accounts receivable	419,900
Prepaid expenses and other current assets	90,830
Inventory	173,720
Accounts payable, accrued expenses and other current liabilities	(1,633,71l)
Due to/from related parties	335,537
Net cash provided by operating activities	7,497,837

Cash flows used in investing activities:
Purchase of customer merchant accounts	(62,029)
Net advances under notes receivable – related party	(5,610,001)
Purchase of fixed assets	(237,846)
Net cash used in investing activities	(5,909,876)

Cash flows from financing activities:
Distributions to member	(8,651,943)
Proceeds from bank note payable	13,500,000
Deferred financing costs paid	(268,393)
Net cash provided by financing activities	4,579,664
Net increase in cash	6,167,625
Cash, beginning of year	7,898,628
Cash, end of year	$14,066,253
Supplemental disclosure of cash flow information
Interest paid	$1,701,199

See notes to financial statements.

Universal Processing Services of Wisconsin, LLC and Subsidiary
Notes to Financial Statements
Year Ended December 31, 2017

1.      Organization, Description of Business, and Basis of Presentation

Universal Processing Services of Wisconsin, LLC (“UPS-WI”), was organized as a limited liability company (“LLC”) under the laws of the State of Wisconsin and is a wholly-owned subsidiary of Newtek Business Services Holdco 1, Inc. (“Holdco”), As UPS-WI is a limited liability company, the liability of Holdco is limited to its capital account.

UPS-WI and its wholly-owned subsidiary, UPS-WI Sales, LLC (“UPS Sales”) are collectively hereinafter referred to as the “Company”. The Company markets credit and debit card processing services, check approval services and ancillary processing equipment and software to merchants who accept credit cards, debit cards, checks and other non-cash forms of payment.

2.      Significant Accounting Policies

Use of Estimates

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Estimates, by their nature, are based on judgment and available information. Actual results could differ from those estimates. Material estimates that are particularly susceptible to significant changes in the near term relate to the determination of the reserve for chargeback losses.

Financial Instruments

The Company’s financial instruments include cash, accounts receivable, accounts payable and accrued expenses, residuals payable, notes receivable from a related party and a bank note payable.

The carrying amounts of cash, accounts receivable, accounts payable and accrued expenses and residuals payable approximate fair value due to their short term maturities.

The carrying amounts of notes receivable from a related party and bank note payable approximate fair value due to the variable interest rate they carry.

Cash

The Company maintains cash balances at financial institutions of high credit quality, As of December 31, 2017, cash deposits in excess of insured amounts totaled approximately $13,555,000.

Restricted Cash

Under the terms of the processing agreement between UPS-WI and its processing banks, UPS-WI maintains cash accounts as reserves against chargeback losses. As the Company receives fees from the processing bank, a certain percentage is allocated to the cash reserve account for certain merchants.

Inventory

Inventory consists primarily of equipment to be installed in merchant locations to enable them to process electronic transactions. Inventory is stated at the lower of cost or market, which is determined on a FIFO (first in-first out) basis.

Universal Processing Services of Wisconsin, LLC and Subsidiary Notes to Financial Statements Year Ended December 31, 2017

2.     Significant Accounting Policies (cont.)

Fixed Assets

Fixed assets, which are comprised of telephone systems, software, website, computer equipment, credit card terminals, trucks and leasehold improvements, are stated at cost less accumulated depreciation and amortization. Depreciation of fixed assets is provided on a straight-line basis using estimated useful lives of the related assets. Amortization of leasehold improvements is provided on a straight-line basis using the lesser of the useful life of the asset, which generally is three to five years, or lease term.

Goodwill and Customer Merchant Accounts

Goodwill is not amortized hut is instead subject to impairment testing, at least annually. Customer merchant accounts with finite lives are amortized over 66 months as discussed in Note 5.

The Company considers the following to be some examples of indicators that may trigger an impairment review; (i) significant under-performance or loss of key contracts acquired in an acquisition relative to expected historical or projected future operating results; (ii) significant changes in the manner or use of the acquired assets or in the Company’s overall strategy with respect to the manner or use of the acquired assets or changes in the Company’s overall business strategy; (iii) significant negative industry or economic trends; (iv) increased competitive pressures; (v) a significant decline in the Company’s fair market value for a sustained period of time; and (vi) regulatory changes. In assessing the recoverability of the Company’s goodwill and customer merchant accounts, the Company must make assumptions regarding estimated future cash flows and other factors to determine the fair value of the respective assets. These include estimation of future cash flows; which is dependent on internal forecasts, estimation of the long-term rate of growth for the Company, the period over which cash flows will occur, and determination of the Company’s cost of capital. Changes in these estimates and assumptions could materially affect the determination of fair value and conclusion on impairment.

Revenue Recognition

Electronic Payment Processing

Electronic payment processing and fee income is derived from the electronic processing of credit and debit card transactions that are authorized and captured through third-party networks. Typically, merchants are charged for these processing services as a percentage of each transaction dollar plus a flat fee per transaction. Certain merchant customers are charged miscellaneous fees, including fees for handling charge-backs or returns, monthly minimum fees, statement fees and fees for other miscellaneous services. Revenues derived from the electronic processing of MasterCard®, Visa® and Discover® sourced credit and debit card transactions are reported gross of amounts paid to sponsor banks.

Interest Income

Interest income is recorded on an accrual basis, when earned, based on the current lending rate in place.

Reserve for Losses on Merchant Accounts

Disputes between a cardholder and a merchant periodically arise as a result of, among other things, cardholder dissatisfaction with merchandise quality or merchant services. Such disputes may not be resolved in the merchant’s favor. In these cases, the transaction is “charged back” to the merchant, which means the purchase price is refunded to the customer through the merchant’s acquiring bank and charged to the merchant. If the merchant has inadequate funds, the Company or, under limited circumstances, the Company and the acquiring bank, must bear the credit risk for the full amount of the transaction. The Company evaluates its risk for such transactions and estimates its potential loss for charge-backs based primarily on historical experience and other relevant factors.

Universal Processing Services of Wisconsin, LLC and Subsidiary Notes to Financial Statements Year Ended December 31, 2017

2.     Significant Accounting Policies (cont.)

The Company records reserves for charge-backs and contingent liabilities when such amounts are deemed to be probable and estimable. The required reserves may change in the future due to new developments, including, but not limited to, changes in litigation or increased charge-back exposure as the result of merchant insolvency, liquidation, or other reasons. The required reserves are reviewed periodically to determine if adjustments are required.

Electronic Payment Processing Costs

Electronic payment processing costs consist principally of costs directly related to the processing of merchant sales volume, including interchange fees, Visa®, MasterCard® and Discover® dues and assessments, bank processing fees and costs paid to third-party processing networks. Such costs arc recognized at the time the merchant transactions are processed or when the services arc performed. Two of the most significant components of electronic processing expenses include interchange and assessment costs, which are set by the credit card associations. Interchange costs are passed on to the entity issuing the credit card used in the transaction and assessment costs are retained by the credit card associations. Interchange and assessment fees are billed primarily as a percentage of dollar volume processed and, to a lesser extent, as a per transaction fee. In addition to costs directly related to the processing of merchant sales volume, electronic payment processing costs also include residual expenses. Residual expenses represent fees paid to third-party sales referral sources. Residual expenses are paid in accordance with contracted terms. These are generally linked to revenues derived from merchants successfully referred to the Company and that begin using the Company for merchant processing services. Such residual expenses are recognized in the Company’s statement of income. During the year ended December 31, 2017, the Company partnered with two sponsor banks for substantially all merchant transactions. Substantially all merchant transactions were processed by one merchant processor.

Income Taxes

The Company is a limited liability company (“LLC’’) and therefore pays no corporate taxes. The Company’s income, instead, passes through to its member. Accordingly, no liability for Federal, State and/or local income taxes has been recorded in the accompanying financial statements. As a wholly-owned subsidiary of Holdco, the Company evaluated its tax positions at year end, and based on its analysis, determined that there were no uncertain tax positions.

The Company’s U.S. Federal and State income tax returns prior to fiscal 2014 are closed and management continually evaluates expiring statutes of limitations, audits, proposed settlements, changes in tax law and new authoritative rulings.

Subsequent Events

The Company has evaluated subsequent events for potential recognition and/or disclosure through March 13, 2018, the date these financial statements were available to be issued.

Universal Processing Services of Wisconsin, LLC and Subsidiary Notes to Financial Statements Year Ended December 31, 2017

3.      Fixed Assets

The Company’s fixed assets are comprised of the following at December 31, 2017:

	Cost	Accumulated Depreciation and Amortization	Net Book Value
Telephone systems	$62,828	$51,110	$11,718
Software	651,156	441,975	209,181
Leasehold improvements	97,150	65,804	31,346
Computer equipment	96,796	87,796	9,000
Terminals	285,214	142,137	143,077
Trucks	24,576	3,277	21,299
Website	5,205	5,205	—
Totals	$1,222,925	$797,304	$425,621

Depreciation and amortization expense related to fixed assets for the year ended December 31, 2017 was approximately $214,000.

4.      Goodwill

The carrying value of goodwill at December 31, 2017 is approximately $1,908,000. The Company performed a qualitative assessment to determine if it is more likely than not that the Company’s fair value is less than its carrying amount. Based on its qualitative assessment, the Company determined that goodwill was not impaired at December 31, 2017 and no further assessment was required.

5.      Customer Merchant Accounts

The net carrying value of customer merchant accounts is approximately $760,000 which consists of approximately $2,806,000 of gross costs, net of accumulated amortization of approximately $2,046,000 at December 31, 2017. Customer merchant accounts are being amortized over 66 months. Total amortization expense of customer merchant accounts using the sum of the year’s digits was approximately $494,000.

Total expected amortization expense for the next five fiscal years and thereafter is as follows;

Year Ending December 31,
2018	$371,530
2019	242,330
2020	121,287
2021	22,884
2022	1,980
Thereafter	—
$760,011

6.      Bank Note Payable, Net of Deferred Financing Costs

In June 2015, the Company, Newtek Technology Solutions, Inc. (NTS”) and Premier Payments LLC (“Premier”), all subsidiaries of Holdco, collectively as “Borrowers- entered into a Credit and Guarantee Agreement (the “Agreement”) with Goldman Sachs Bank USA which extended a multi draw term loan facility (the “Facility”) up to an aggregate principal amount of $38,000.000. In June 2017, the Company amended the terms of the Agreement to extend the term of the Facility to June 2021 as well as increase the aggregate principal amount of the Facility to $50,000,000. Furthermore, the amendment of the Agreement added banc-serv Partners, LLC (“banc-serv”) and Small Business Lending, LLC (“SBL”), which are both owned by Holdco’s parent, Newtek Business Services Corp. (“Newtek”), as Borrowers. Concurrent with

Universal Processing Services of Wisconsin, LLC and Subsidiary Notes to Financial Statements Year Ended December 31, 2017

6.     Bank Note Payable, Net of Deferred Financing Costs (cont.)

the increase in the aggregate principal balance, the Company borrowed an additional $18,000,000 under the Facility. The total outstanding balance under the Facility as of December 31, 2017 was $40,000,000. The Borrowers are collectively liable for the outstanding balance under the Facility. All assets of the Borrowers are pledged as collateral wider the Agreement and the Facility is guaranteed by Newtek. The Facility provides for monthly/quarterly interest only payments with total principal due at maturity. The Facility matures in June 2021. Borrowings under the facility are classified either as a “Base Rate Loan” or a “LIBOR Rate Loan” at the Company’s election. Each LIBOR Rate Loan shall bear interest on the outstanding balance at a rake equal to (a) the greater of LIBOR or 50 basis points plus (b) 6%, and each Base Rate Loan shall bear interest on the outstanding balance at a rate equal to (y) the greater or the Prime Rate or 350 basis points, plus (z) 5%, The effective interest rate at December 31, 2017 was 7.69%. The Company may make principal payments within 24 months of the closing date and pay a prepayment premium based on a percentage of the principal outstanding as defined in the Agreement. After 24 months, principal may be repaid under no penalty. The Agreement requires certain restrictive covenants for which the Company is in compliance with as of December 31, 2017. At December 31, 2017, the Company had approximately $30,499,000 of total borrowings outstanding under the Facility. Interest expense and amortization of deferred financing costs for the year ended December 31, 2017 was approximately 52,085,000.

Outstanding borrowings under the Bank note payable consisted of the following at December 31, 2017:

Principal	$30,498,694
Unamortized deferred financing costs	(641,815)
Net carrying amount	$29,856,879

7.      Notes Receivable — Related Party

The Company had $6,110,000 outstanding on its revolving line of credit with Newtek, at December 31, 2017. The line. which matures in June 2021, allows for maximum borrowings of $50,000,000 and bears interest at a rate equal to that in effect under the Company’s Facility, at any given time.The Company recorded related party interest income of approximately $589,000 during the year ended December 31, 2017. At December 31, 2017 there was approximately $85,000 in accrued interest income under the line.

8.      Related Party Transactions

The Company earned electronic payment processing revenue of approximately $91.000 from Premier, The Company incurred residual expenses totaling approximately $3,922,000 from several related parties. In addition, the Company incurred gateway fees of approximately $121,000 from Secure Cyber Gateway Services, LLC, and breach insurance costs of approximately $332,000 from Newtek Insurance Agency, LLC, which are included in electronic payment processing costs — related parties on the statement of income. Salaries and overhead costs of approximately $147,000 charged from NTS are included in salaries and benefits. Payroll processing costs of approximately $21,000 from PMTWorks Payroll. LLC and managed technology services of approximately $161,000 from NTS are included in other, general and administrative costs. At December 31, 2017, total amounts due to and due from related parties are approximately $586,000 and $103,000, respectively.

Included in salaries and benefits are charges from Newtek related to salaries for management and certain other employees that perform services for the Company. Total amounts allocated to the Company for the year ended December 31, 2017, were approximately $407,000.

During the year ended December 31, 2017, the Company purchased approximately $66,000 of customer merchant accounts from a related party.

The Company’s parent, Holdco, and Newtek are both guarantors of the Facility with Goldman Sachs Bank USA.

Universal Processing Services of Wisconsin, LLC and Subsidiary Notes to Financial Statements Year Ended December 31, 2017

9.      Commitments and Contingencies

Operating Commitments

The Company entered into noncancellable operating leases for office facilities with future rentals as follows:

Year Ending December 31,
2018	$54,543
2019	56,239
2020	52,978
$163,760

Total rent expense for the year ended December 31, 2017 was approximately $288,000.

Under the amended terms of a Service Agreement, amended terms of a Merchant Program Processing Agreement, amended terms of a Preferred Card Agreement, and amended terms of a Marketing Agreement. UPS-WI is required to pay minimum fees of $4,200,000 in total under these agreements during the period January 1,2017 through December 31, 2017. The term of the Service agreement was extended to December 31, 2018. The Merchant Program Processing Agreement initial term was extended to November 30, 2018 and renews automatically each year. The Marketing Agreement initial term was extended to May 31, 2018 and renews automatically each two years for two year terms. The Preferred Card Agreement initial term was extended to April 30, 2018 and renews automatically for six-month terms.

Under the terms of an Independent Sales Organization Agreement and Member Services Provider Agreement between UPS-WI and one of their sponsoring banks, UPS-WI is required to pay monthly minimum fees of $10,000 during the term of the agreement. The Company exceeded the monthly minimum required amount under the agreement for the year ended December 31, 2017. The agreement renews automatically annually.

Under the amended terms of a Processing Services Agreement between UPS-WI and one of their front-end processors, UPS-WI is required to pay a quarterly minimum of $68,000 during the term of the amended agreement. The Company’s fee payments for the 12-month period ended December 31, 2017, exceeded the minimum required amount under these agreements. The agreement expires July 2018.

Litigation

In 2013, the Federal Trade Commission (the “FTC”) amended an existing complaint in the matter Federal Trade Commission v. WV Universal Management, LLC et al., in the United States District Court for the Middle District of Florida (the “Court”), to add UPS-WI as an additional defendant on one count of providing substantial assistance in violation of the Telemarketing Sales Rule. On November 18, 2014, the Court issued an Order granting the FTC’s motion for summary judgment against UPS-WI on the single count. Subsequently, the FTC filed motions for a permanent injunction and equitable monetary relief against UPS-WI and the other remaining defendants.Prior to the Court hearing on the motions, UPS-WI and the FTC reached a settlement on the FTC’s motion for a permanent injunction. On May 19, 2015, the Court entered an equitable monetary judgment against UPS-WI for $ 1735,000. The $1,735,000 was fully expensed in 2014 by UPS-WI.

On June 14, 2016, the United States Court of Appeals for the Eleventh Circuit vacated the Court’s order awarding joint and several liability for equitable monetary relief in the amount of $1,735,000 against UPS-WI, and remanded the case to the Court for findings of fact and conclusions of law as to whether and why UPS-WI should be jointly and severally liable for restitution, and in what amount, if any. On October 26, 2016, the Court entered an equitable monetary judgment against UPS-WI for $1,735,000. On December 13, 2017, the

Universal Processing Services of Wisconsin, LLC and Subsidiary Notes to Financial Statements Year Ended December 31, 2017

9.     Commitments and Contingencies (cont.)

United States Court of Appeals for the Eleventh Circuit affirmed the Court’s order awarding joint and several liability for equitable monetary relief against UPS-WI. UPS-WI intends to file a petition for a writ of certiorari requesting that the United States Supreme Court review the judgment.

In September 2014, UPS-WI instituted an action against a former independent sales agent in Wisconsin state court for, among other things, breach of contract. The fanner sales agent answered the complaint and filed counterclaims against UPS-WI. Following UPS-WI’s successful appeal of several of the court’s rulings, the action has been assigned to a new judge for further proceedings. UPS-WI intends to vigorously pursue its claims against the former sales agent and defend the counterclaims asserted.

Universal Processing Services of
Wisconsin, LLC (A Limited Liability
Company)

Financial Report
and Independent Auditor’s Report
Year Ended December 31, 2016

Universal Processing Services of Wisconsin, LLC
Index
Year Ended December 31, 2016

INDEPENDENT AUDITOR’S REPORT

To the Board of Directors and Stockholders

of Universal Processing Services of Wisconsin, LLC

We have audited the accompanying financial statements of Universal Processing Services of Wisconsin, LLC (the “Company”), which comprise the balance sheet as of December 31, 2016, and the related statements of income, member’s deficit, and cash flows for the year then ended, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Universal Processing Services of Wisconsin, LLC as of December 31, 2016, and the results of its operations and its cash flows for the year then ended in accordance with accounting principles generally accepted in the United States of America.

New York, New York

February 22, 2017

Universal Processing Services of Wisconsin, LLC
Balance Sheet
December 31, 2016

Assets
Current Assets:
Cash	$7,898,628
Accounts receivable	3,115,054
Prepaid expenses and other current assets	263,066
Inventory	245,500
Total current assets	11,522,248
Fixed assets, net	402,040
Customer merchant accounts, net	1,191,600
Restricted cash	587,707
Due from related parties	317,103
Notes receivable – related party	500,000
Goodwill	1,908,495
Total assets	$16,429,193

Liabilities and Member’s Deficit
Liabilities:
Current Liabilities:
Accounts payable and accrued expenses	$3,484,204
Residuals payable	868,087
Due to related parties	464,045
Chargeback reserves	802,722
Total current liabilities	5,619,058
Bank note payable, net of deferred financing costs	16,431,529
Total liabilities	22,050,587

Commitments and contingencies (Note 9)
Member’s deficit	(5,621,394)
Total liabilities and member’s deficit	$16,429,193

See notes to financial statements.

Universal Processing Services of Wisconsin, LLC
Statement of Income
Year Ended December 31, 2016

Revenue:
Electronic payment processing	$103,885,710

Expenses:
Electronic payment processing costs	88,013,827
Salaries and benefits	4,677,273
Professional fees	783,846
Depreciation and amortization	799,006
Other general and administrative costs	1,221,448
Total expenses	95,495,400
Income from operations	8,390,310
Interest expense, net	(1,588,970)
Interest income – related party	183,050
Net income	$6,984,390

See notes to financial statements.

Universal Processing Services of Wisconsin, LLC
Statement of Changes in Member’s Deficit
Year Ended December 31, 2016

Member’s Deficit
Balance, January 1, 2016	$(3,495,974)
Net income	6,984,390
Member distributions	(9,109,810)
Balance, December 31, 2016	$(5,621,394)

See notes to financial statements.

Universal Processing Services of Wisconsin, LLC
Statement of Cash Flows
Year Ended December 31, 2016

Cash flows from operating activities:
Net income	$6,984,390
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	799,006
Amortization of deferred financing costs	257,232
Changes in operating assets and liabilities:
Restricted cash	(94,992)
Accounts receivable	(569,643)
Prepaid expenses and other current assets	(179,718)
Inventory	41,975
Accounts payable, accrued expenses and other current liabilities	1,508,596
Due to/from related parties	260,352
Net cash provided by operating activities	9,007,198

Cash flows from investing activities:
Purchase of customer merchant accounts	(152,103)
Principal payments received on related party note	5,146,749
Purchase of fixed assets	(203,472)
Net cash provided by investing activities	4,791,174

Cash flows used in financing activities:
Distributions to member	(9,109,810)
Net increase in cash	4,688,562
Cash, beginning of year	3,210,066
Cash, end of year	$7,898,628

Supplemental disclosure of cash flow information
Interest paid	$1,236,274

See notes to financial statements.

Universal Processing Services of Wisconsin, LLC
Notes to Financial Statements
Year Ended December 31, 2016

1.      Organization, Description of Business, and Basis of Presentation

Universal Processing Services of Wisconsin, LLC (“UPS-WI”), was organized as a limited liability company (“LLC”) under the laws of the State of Wisconsin and is a wholly-owned subsidiary of Newtek Business Services Holdco 1, Inc. (“Holdco”). As a limited liability company, the liability of Holdco is limited to its capital account.

UPS-WI and its formerly wholly-owned subsidiary, Solar Processing Services, LLC (“Solar”) are collectively hereinafter referred to as the “Company”. In June 2016, Solar merged into UPS-WI. The Company markets credit and debit card processing services, check approval services and ancillary processing equipment and software to merchants who accept credit cards, debit cards, checks and other non-cash forms of payment.

2.      Significant Accounting Policies

Use of Estimates

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Estimates, by their nature, are based on judgment and available information. Actual results could differ from those estimates. Material estimates that are particularly susceptible to significant changes in the near term relate to the determination of the reserve for chargeback losses.

Recently Adopted Accounting Standards

In April 2015, the Financial Accounting Standards Board issued ASU 2015-03 “Simplifying the Presentation of Debt Issuance Costs.” This update requires that debt issuance costs be presented in the balance sheet as a direct deduction from the debt liability. The Company adopted this standard with respect to its Bank note payable.

Financial Instruments

The Company’s financial instruments include cash, accounts receivable, accounts payable and accrued expenses, residuals payable, notes receivable from a related party and a bank note payable.

The carrying amounts of cash, accounts receivable, accounts payable and accrued expenses and residuals payable approximate fair value due to their short term maturities.

The carrying amounts of notes receivable from a related party and bank note payable approximate fair value due to the variable interest rate they carry.

Cash

The Company maintains cash balances at financial institutions of high credit quality. As of December 31, 2016, cash deposits in excess of insured amounts totaled approximately $7,683,000.

Restricted Cash

Under the terms of the processing agreement between UPS-WI and its processing banks, UPS-WI maintains cash accounts as reserves against chargeback losses. As the Company receives fees from the processing bank, a certain percentage is allocated to the cash reserve account.

Universal Processing Services of Wisconsin, LLC Notes to Financial Statements Year Ended December 31, 2016

2.     Significant Accounting Policies (cont.)

Inventory

Inventory consists primarily of equipment to be installed in merchant locations to enable them to process electronic transactions. Inventory is stated at the lower of cost or market, which is determined on a FIFO (first in-first out) basis.

Fixed Assets

Fixed assets, which are comprised of telephone systems, software, website, computer equipment and leasehold improvements, are stated at cost less accumulated depreciation and amortization. Depreciation of fixed assets is provided on a straight-line basis using estimated useful lives of the related assets. Amortization of leasehold improvements is provided on a straight-line basis using the lesser of the useful life of the asset, which generally is three to five years, or lease term.

Goodwill and Customer Merchant Accounts

Goodwill is not amortized but is instead subject to impairment testing, at least annually. Customer merchant accounts with finite lives are amortized over 66 months as discussed in Note 5.

The Company considers the following to be some examples of indicators that may trigger an impairment review: (i) significant under-performance or loss of key contracts acquired in an acquisition relative to expected historical or projected future operating results; (ii) significant changes in the manner or use of the acquired assets or in the Company’s overall strategy with respect to the manner or use of the acquired assets or changes in the Company’s overall business strategy; (iii) significant negative industry or economic trends; (iv) increased competitive pressures; (v) a significant decline in the Company’s fair market value for a sustained period of time; and (vi) regulatory changes. In assessing the recoverability of the Company’s goodwill and customer merchant accounts, the Company must make assumptions regarding estimated future cash flows and other factors to determine the fair value of the respective assets. These include estimation of future cash flows, which is dependent on internal forecasts, estimation of the long-term rate of growth for the Company, the period over which cash flows will occur, and determination of the Company’s cost of capital. Changes in these estimates and assumptions could materially affect the determination of fair value and conclusion on impairment.

Revenue Recognition

Electronic Payment Processing

Electronic payment processing and fee income is derived from the electronic processing of credit and debit card transactions that are authorized and captured through third-party networks. Typically, merchants are charged for these processing services as a percentage of each transaction dollar plus a flat fee per transaction. Certain merchant customers are charged miscellaneous fees, including fees for handling charge-backs or returns, monthly minimum fees, statement fees and fees for other miscellaneous services. Revenues derived from the electronic processing or MasterCard®, Visa® and Discover® sourced credit and debit card transactions are reported gross of amounts paid to sponsor banks.

Interest Income

Interest income is recorded on an accrual basis, when earned, based on the current lending rate in place.

Reserve for Losses on Merchant Accounts

Disputes between a cardholder and a merchant periodically arise as a result of, among other things, cardholder dissatisfaction with merchandise quality or merchant services. Such disputes may not be resolved in the merchant’s favor. In these cases, the transaction is “charged back” to the merchant, which means the purchase

Universal Processing Services of Wisconsin, LLC Notes to Financial Statements Year Ended December 31, 2016

2.     Significant Accounting Policies (cont.)

price is refunded to the customer through the merchant’s acquiring bank and charged to the merchant. If the merchant has inadequate funds, the Company or, under limited circumstances, the Company and the acquiring bank, must bear the credit risk for the full amount of the transaction. The Company evaluates its risk for such transactions and estimates its potential loss for charge-backs based primarily on historical experience and other relevant factors.

The Company records reserves for charge-backs and contingent liabilities when such amounts are deemed to be probable and estimable. The required reserves may change in the future due to new developments, including, but not limited to, changes in litigation or increased charge-back exposure as the result of merchant insolvency, liquidation, or other reasons. The required reserves are reviewed periodically to determine if adjustments are required.

Electronic Payment Processing Costs

Electronic payment processing costs consist principally of costs directly related to the processing of merchant sales volume, including interchange fees, Visa®, MasterCard®, and Discover® dues and assessments, bank processing fees and costs paid to third-party processing networks. Such costs are recognized at the time the merchant transactions are processed or when the services are performed. Two of the most significant components of electronic processing expenses include interchange and assessment costs, which are set by the credit card associations. Interchange costs are passed on to the entity issuing the credit card used in the transaction and assessment costs are retained by the credit card associations. Interchange and assessment fees are billed primarily as a percentage of dollar volume processed and, to a lesser extent, as a per transaction fee. In addition to costs directly related to the processing of merchant sales volume, electronic payment processing costs also include residual expenses. Residual expenses represent fees paid to third-party sales referral sources. Residual expenses are paid in accordance with contracted terms. These are generally linked to revenues derived from merchants successfully referred to the Company and that begin using the Company for merchant processing services. Such residual expenses are recognized in the Company’s statement of income. During the year ended December 31, 2016, the Company partnered with two sponsor banks for substantially all merchant transactions. Substantially all merchant transactions were processed by one merchant processor.

Income Taxes

The Company is a limited liability company (“LLC’’) and therefore pays no corporate taxes. The Company’s income, instead, passes through to its member. Accordingly, no liability for Federal, State and/or local income taxes has been recorded in the accompanying financial statements. As a wholly-owned subsidiary of Holdco, the Company evaluated its tax positions at year end, and based on its analysis, determined that there were no uncertain tax positions.

The Company’s U.S. Federal and State income tax returns prior to fiscal 2013 are closed and management continually evaluates expiring statutes of limitations, audits, proposed settlements, changes in tax law and new authoritative rulings.

Subsequent Events

The Company has evaluated subsequent events for potential recognition and/or disclosure through February 22, 2017, the date these financial statements were available to be issued.

Universal Processing Services of Wisconsin, LLC Notes to Financial Statements Year Ended December 31, 2016

3.      Fixed Assets

The Company’s fixed assets are comprised of the following at December 31, 2016:

	Cost	Accumulated Depreciation and Amortization	Net Book Value
Telephone systems	$375,861	$155,621	$220,240
Software	488,791	331,712	157,079
Leasehold improvements	63,644	53,227	10,417
Computer equipment	93,257	79,040	14,217
Website	5,205	5,118	87
Totals	$1,026,758	$624,718	$402,040

Depreciation expense related to fixed assets for the year ended December 31, 2016 was approximately $198,000.

4.      Goodwill

The carrying value of goodwill at December 3l, 2016 is approximately $1,908,000. The Company performed a qualitative assessment to determine if it is more likely than not that the Company’s fair value is less than its carrying amount. Based on its qualitative assessment, the Company determined that goodwill was not impaired at December 31, 2016 and no further assessment was required.

5.      Customer Merchant Accounts

The net carrying value of customer merchant accounts is approximately $1,192,000 which consists of approximately $2,744,000 of gross costs, net of accumulated amortization of approximately $1,552,000 at December 31, 2016. Customer merchant accounts are being amortized over 66 months. Total amortization expense of customer merchant accounts using the sum of the year’s digits is included in depreciation and amortization in the accompanying statement of income was approximately $601,000.

Total expected amortization expense for the next five fiscal years and thereafter is as follows:

Year Ending December 31,
2017	480,935
2018	353,545
2019	228,385
2020	111,382
2021	17,025
Thereafter	328
$1,191,600

6.      Bank Note Payable, Net of Deferred Financing Costs

In June 2015, the Company, CrystalTech Web Hosting, Inc. (“CrystalTech”) and Premier Payments LLC (“Premier”), all subsidiaries of Holdco, collectively as “Borrowers” entered into a Credit and Guarantee Agreement (the “Agreement”) with Goldman Sachs Bank USA which extended a multi draw term loan facility (the “Facility”) up to an aggregate principal amount of $38,000,000. The total outstanding balance under the Facility as of December 31, 2016 was $22,000,000. The Borrowers are collectively liable for the outstanding balance under the Facility. All assets of the Borrowers are pledged as collateral under the Agreement and the Facility is guaranteed by Holdco’s parent, Newtek Business Services Corp (“Newtek”). The Facility provides for monthly/quarterly interest only payments with total principal due at maturity. The Facility matures in June 2019. Borrowings under the facility are classified either as a “Base Rate Loan” or a ‘LIBOR Rate Loan” at the Company’s election. Each LIBOR Rate Loan shall bear interest on the outstanding balance at a rate equal to (a) the greater of LIBOR or 50 basis points plus (b) 7%, and each Base Rate Loan shall bear interest on the outstanding balance at a rate equal

Universal Processing Services of Wisconsin, LLC Notes to Financial Statements Year Ended December 31, 2016

6.     Bank Note Payable, Net of Deferred Financing Costs (cont.)

to (y) the greater of the Prime Rate or 350 basis points, plus (z) 6%. The effective interest rate at December 31, 2016 was 7.67%. The Company may make principal payments within 24 months of the closing date and pay a prepayment premium based on a percentage of the principal outstanding as defined in the Agreement. After 24 months, principal may be repaid under no penalty. The Agreement requires certain restrictive covenants for which the Company is in compliance with as of December 31, 2016. At December 31, 2016, the Company had approximately $16,999,000 of total borrowings outstanding under the Facility. Interest expense and amortization of deferred financing costs for the year ended December 31, 2016 was approximately $1,608,000.

Outstanding borrowings under the Bank note payable consisted of the following at December 31, 2016:

Principal	$16,998,694
Unamortized deferred financing costs	(567,165)
Net carrying amount	$16,431,529

7.      Notes Receivable — Related Party

The Company had $500,000 outstanding on its revolving line of credit with Newtek, at December 31, 2016. The line, which matures in June 2019, allows for maximum borrowings of $38,000,000 and bears interest at a rate equal to that in effect under the Company’s Facility, at any given time. The Company recorded related party interest income of approximately $183,000 during the year ended December 31, 2016. At December 31, 2016 there was approximately $188,000 in accrued interest income under the line.

8.      Related Party Transactions

The Company earned electronic payment processing revenue of approximately $45,000 from Premier. The Company incurred residual expenses totaling approximately $3,878,000 from several related parties. In addition, the Company incurred gateway fees of approximately $138,000 from Secure Cyber Gateway Services, LLC, and breach insurance costs of approximately $270,000 from Newtek Insurance Agency, LLC, which are included in electronic payment processing costs on the statement of income. Salaries and overhead costs of approximately $36,000 charged from CrystalTech are included in salaries and benefits. Payroll processing costs of approximately $20,000 from PMTWorks Payroll, LLC and managed technology services of approximately $160,000 from CrystalTech are included in other general and administrative costs. At December 31, 2016, total amounts due to related parties are approximately $147,000.

Included in salaries and benefits are charges from Newtek related to salaries for management and certain other employees that perform services for the Company. Total amounts allocated to the Company for the year ended December 31, 2016, were approximately $468,000.

The Company’s parent, Holdco and Newtek are both guarantors of the Facility with Goldman Sachs Bank USA.

9.      Commitments and Contingencies

Operating Commitments

The Company entered into noncancellable operating leases for office facilities with future rentals as follows:

Year Ending December 31,
2017	181,067
$181,067

Total rent expense for the year ended December 31, 2016 was approximately $186,000.

Under the amended terms of a Service Agreement, amended terms of a Merchant Program Processing Agreement, amended terms of a Preferred Card Agreement, and amended terms of a Marketing Agreement,

Universal Processing Services of Wisconsin, LLC Notes to Financial Statements Year Ended December 31, 2016

9.     Commitments and Contingencies (cont.)

UPS-WI is required to pay minimum fees of $4,200,000 in total under these agreements during the period January 1, 2016 through December 31, 2017. The term of the Service agreement was extended to December 31, 2018. The Merchant Program Processing Agreement initial term was extended to November 30, 2018 and renews automatically each year. The Marketing Agreement initial term was extended to May 31, 2018 and renews automatically each two years for two year terms. The Preferred Card Agreement initial term was extended to April 30, 2018 and renews automatically for six-month terms.

Under the terms of an Independent Sales Organization Agreement and Member Services Provider Agreement between UPS-WI and one of their sponsoring banks, UPS-WI is required to pay monthly minimum fees of $10,000 during the term of the agreement. The Company exceeded the monthly minimum required amount under the agreement for the year ended December 3l, 2016. The agreement renews automatically annually.

Under the amended terms of a Processing Services Agreement between UPS-WI and one of their front-end processors, UPS-WI is required to pay a quarterly minimum of $68,000 during the term of the amended agreement. The Company’s fee payments for the 12-month period ended December 31, 2016, exceeded the minimum required amount under these agreements. The agreement expires July 2018.

Litigation

In 2013, the Federal Trade Commission (the “FTC”) amended an existing complaint in the matter Federal Trade Commission v. WV Universal Management, LLC et al., pending in the United States District Court for the Middle District of Florida (the “Court”), to add UPS-WI, as an additional defendant on one count of providing substantial assistance in violation of the Telemarketing Sales Rule. On November 18, 2014, the Court issued an Order granting the FTC’s motion for summary judgment against UPS-WI on the single count. Subsequently, the FTC filed motions for a permanent injunction and equitable monetary relief against UPS-WI and the other remaining defendants. Prior to the Court hearing on the motions. UPS-WI and the FTC reached a settlement on the FTC’s motion for a permanent injunction. The Court granted the FTC’s motion for equitable relief against UPS-WI and the other remaining defendants, ordering that the remaining defendants pay approximately $1,735,000 in equitable monetary relief. This amount was deposited with the Court pending the outcome of an appeal of the judgement.

On June 14, 2016, the United States Court of Appeals for the Eleventh Circuit set aside the Court’s judgment awarding joint and several liability for equitable monetary relief in the amount of approximately $1,735,000 against UPS-WI, and remanded the case to the Court for findings of fact and conclusions of law as to whether and why UPS-WI should be jointly and severally liable for restitution, and in what amount, if any. On October 18, 2016, the Court ordered that the $1,735,000 payment be returned to UPS-WI. On October 26, 2016, the Court entered an equitable monetary judgment against UPS-WI for approximately $1,735,000. UPS-WI has filed a notice of appeal of the judgment. The total $1,735,000 has been accrued and is included in the balance sheet in Accounts payable and accrued expenses. There is no current year income statement effect.

In January 2014, NCMIC Finance Corporation (“NCMIC”) filed a complaint against the Company in the United States District Court for the Southern District of Iowa. The complaint asserted claims against the Company for breach of the UPS-WI and NCMIC agreement for the processing of credit card transactions, and seeks monetary relief. In April 2016, in order to avoid the cost of trial and any appeals, UPS-WI settled the matter for $200,000. The total $200,000 was paid during 2016 and is included in the statement of income in other general and administrative costs.

In September 2014, UPS-WI filed an action in Wisconsin state court against a former independent sales agent and his company. The complaint alleges several causes of action including breach of contract. The defendant filed an answer and filed counterclaims against UPS-WI seeking monetary damages. The court granted certain aspects of defendants’ motions for summary judgment, dismissing certain of the claims asserted by UPS-WI. The matter is presently stayed pending the Wisconsin Supreme Court’s ruling on matters under appeal.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES
(In Thousands, except for Per Share Data)

	March 31, 2019	December 31, 2018
	(Unaudited)	(Note 1)
ASSETS
Investments, at fair value
SBA unguaranteed non-affiliate investments (cost of $370,328 and $355,589, respectively; includes $280,430 and $323,388, respectively, related to securitization trusts)	$366,769	$349,402
SBA guaranteed non-affiliate investments (cost of $16,634 and $17,217, respectively)	18,586	19,100
Controlled investments (cost of $75,935 and $74,279, respectively)	171,294	171,585
Non-control/affiliate investments (cost of $1,000 and $1,000, respectively)	1,000	1,000
Investments in money market funds (cost of $9 and $9, respectively)	9	9
Total investments at fair value	557,658	541,096
Cash	3,083	2,316
Restricted cash	26,654	29,034
Broker receivable	45,354	42,617
Due from related parties	3,596	3,232
Servicing assets, at fair value	22,339	21,360
Right of use assets	8,768	—
Other assets	14,282	13,686
Total assets	$681,734	$653,341

LIABILITIES AND NET ASSETS
Liabilities:
Bank notes payable	$64,500	$34,700
Notes due 2022 (par: $8,324 as of March 31, 2019 and December 31, 2018, see Note 7)	8,039	8,019
Notes due 2023 (par: $57,500 as of March 31, 2019 and December 31, 2018, see Note 7)	55,681	55,564
Notes payable – Securitization trusts (par: $201,859 and $220,137 as of March 31, 2019 and December 31, 2018, see Note 7)	198,592	216,507
Notes payable – related parties	25,890	16,840
Due to related parties	2	4
Lease liabilities	10,775	—
Deferred tax liabilities	8,712	9,241
Accounts payable, accrued expenses and other liabilities	17,537	25,021
Total liabilities	389,728	365,896

Commitment and contingencies (Note 8)
Net assets:
Preferred stock (par value $0.02 per share; authorized 1,000 shares, no shares issued and outstanding)	—	—
Common stock (par value $0.02 per share; authorized 200,000 shares, 19,073 and 18,919 issued and outstanding, respectively)	382	379
Additional paid-in capital	257,597	254,498
Accumulated undistributed earnings	34,027	32,568
Total net assets	292,006	287,445
Total liabilities and net assets	$681,734	$653,341
Net asset value per common share	$15.31	$15.19

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
(In Thousands, except for Per Share Data)

	Three Months Ended March 31, 2019	Three Months Ended March 31, 2018
Investment income
From non-affiliate investments:
Interest income	$7,017	$5,174
Servicing income	2,428	2,065
Other income	921	1,055
Total investment income from non-affiliate investments	10,366	8,294
From Non-control/affiliate investments:
Dividend income	31	—
From controlled investments:
Interest income	217	149
Dividend income	3,150	2,625
Total investment income from controlled investments	3,367	2,774
Total investment income	13,764	11,068
Expenses:
Salaries and benefits	3,588	4,878
Interest	4,735	3,512
Depreciation and amortization	129	120
Professional fees	984	940
Origination and servicing	1,653	1,605
Origination and servicing – related party	2,188	—
Change in fair value of contingent consideration liabilities	46	10
Loss on extinguishment of debt	—	1,059
Other general and administrative costs	1,427	1,717
Total expenses	14,750	13,841
Net investment loss	(986)	(2,773)
Net realized and unrealized gains (losses):
Net realized gain on non-affiliate investments – SBA 7(a) loans	9,344	9,881
Net unrealized appreciation (depreciation) on SBA guaranteed non-affiliate investments	70	(280)
Net unrealized appreciation on SBA unguaranteed non-affiliate investments	2,629	992
Net unrealized (depreciation) appreciation on controlled investments	(1,947)	1,170
Change in deferred taxes	529	(299)
Net unrealized depreciation on servicing assets	(556)	(579)
Net realized and unrealized gains	$10,069	$10,885
Net increase in net assets resulting from operations	$9,083	$8,112
Net increase in net assets resulting from operations per share	$0.48	$0.44
Net investment loss per share	$(0.05)	$(0.15)
Dividends and distributions declared per common share	$0.40	$0.40
Weighted average number of shares outstanding	19,003	18,495

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)
(In Thousands)

Three Months Ended March 31, 2019
Increase in net assets:
Net investment loss	$(986)
Net realized gains on investments	9,344
Net change in unrealized appreciation on investments	725
Net increase in net assets resulting from operations	9,083
Distributions to common stockholders	(7,574)
Capital share transactions:
Issuance of common stock under dividend reinvestment plan	218
Stock-based compensation expense	160
Issuance of common stock, net of offering costs	2,544
Net increase in net assets from capital share transactions	2,922
Impact of ASC 842 adoption	130
Total increase in net assets	4,561
Net assets at beginning of period	287,445
Net assets at end of period	$292,006
Common shares outstanding at end of period	19,073
Capital share activity:
Shares issued under dividend reinvestment plan	12
Shares issued in connection with sales of common stock under ATM	135
Restricted shares issued under Equity Incentive Plan, net of forfeitures	8
Net increase in capital activity	155

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)
(In Thousands)

	Three Months Ended March 31, 2019	Three Months Ended March 31, 2018
Cash flows from operating activities:
Net increase in net assets resulting from operations	$9,083	$8,112
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Net unrealized depreciation (appreciation) on controlled investments	1,947	(1,170)
Net unrealized appreciation on non-affiliate investments	(2,699)	(712)
Net unrealized depreciation on servicing assets	556	579
Net realized gains on non-affiliate investments	(9,344)	(9,881)
Allowance for doubtful accounts	(45)	24
Change in fair value of contingent consideration liabilities	46	10
Loss on extinguishment of debt	—	1,059
Amortization of deferred financing costs	540	378
Deferred income taxes	(529)	299
Depreciation and amortization	129	120
Funding of guaranteed non-affiliate SBA loans	(73,538)	(69,973)
Funding of unguaranteed non-affiliate SBA loans	(24,241)	(21,387)
Funding of controlled investments	(3,206)	(4,639)
Proceeds from sale of non-affiliate SBA loans	83,849	83,457
Principal received on SBA non-affiliate investments	8,676	8,732
Principal received from controlled investments	1,050	1,522
Return of investment from controlled investments	500	—
Other, net	132	370
Changes in operating assets and liabilities:
Broker receivable	(2,738)	(21,294)
Due to/from related parties	(320)	(1)
Other assets	(235)	699
Accounts payable, accrued expenses and other liabilities	(5,313)	4,499
Capitalized servicing asset	(1,535)	(1,624)
Other, net	95	3
Net cash used in operating activities	(17,140)	(20,818)
Cash flows from investing activities:
Purchase of fixed assets	(132)	(83)
Cash flows from financing activities:
Net borrowings on bank notes payable	29,800	30,500
Proceeds from common shares sold, net of offering costs	2,544	—
Net proceeds (repayments) under related party line of credit	9,050	(3,326)
Proceeds from Notes due 2023	—	57,500
Redemption of Notes due 2021	—	(40,250)
Payments on Notes Payable – Securitization Trusts	(18,365)	(9,376)
Dividends paid	(7,354)	(7,202)

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED) – (continued)
(In Thousands)

	Three Months Ended March 31, 2019	Three Months Ended March 31, 2018
Additions to deferred financing costs	(16)	(1,893)
Purchase of vested stock for employee payroll tax withholding	—	(34)
Net cash provided by financing activities	15,659	25,919
Net (decrease) increase in cash and restricted cash	(1,613)	5,018
Cash and restricted cash – beginning of period (Note 2)	31,350	20,538
Cash and restricted cash – end of period (Note 2)	$29,737	$25,556

Non-cash operating, investing and financing activities:
Foreclosed real estate acquired	$441	$478
Issuance of common shares under dividend reinvestment plan	$220	$168

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS
MARCH 31, 2019 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Performing SBA Unguaranteed Investments(1)(21)
Ren Investment Group Inc dba True Positon Manufacturing	Machinery Manufacturing	Term Loan	Prime plus 2.75%	3/29/2029	$868.0	$868.0	$789.7	0.27%
Pirate Cove Marina Inc, DRK Irrevocable Trust, BEK Irrevocable Trust	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	3/29/2044	993.8	993.8	1,097.4	0.38%
Knoxville Room Service	Food and Beverage Stores	Term Loan	Prime plus 2.75%	3/29/2029	6.8	6.8	6.2	—%
Complete Care IT LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	3/29/2029	52.5	52.5	47.1	0.02%
Peak Performance Associates LLC dba Nova Hypnosis and Wellness	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	3/29/2029	60.0	60.0	53.8	0.02%
Outtasight Careers, LLC dba Gecko Hospitality	Administrative and Support Services	Term Loan	Prime plus 2.75%	3/29/2029	52.0	52.0	46.6	0.02%
Turtle Shirts, LLC	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	3/29/2029	53.8	53.8	49.0	0.02%
La Favorita Radio Network	Broadcasting (except Internet)	Term Loan	Prime plus 2.75%	3/29/2029	375.0	375.0	346.3	0.12%
EJ & James Transport LLC	Truck Transportation	Term Loan	Prime plus 2.75%	3/29/2029	9.5	9.5	9.0	—%
J Brothers Enterprises, LLC	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	3/29/2044	645.0	645.0	661.2	0.23%
Hamsons Inc.	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	3/29/2029	187.5	187.5	168.1	0.06%
Pizzaplex L3C	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/29/2029	44.8	44.8	40.9	0.01%
Bhatti LLC dba Auntie Ann’s & Bhatti LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/29/2029	165.0	165.0	148.0	0.05%
Key HR Associates, Inc dba Parents Choice for Kids	Social Assistance	Term Loan	Prime plus 2.75%	3/29/2044	453.8	453.8	470.1	0.16%
Royalty Freight Inc.	Truck Transportation	Term Loan	Prime plus 2.75%	3/29/2029	428.1	428.1	406.7	0.14%
Reliable Power Group Inc. dba Batteries + bulbs Pensacola	Repair and Maintenance	Term Loan	Prime plus 2.75%	3/29/2029	100.0	100.0	89.9	0.03%
Felipe Antonio Del Valle M.D. P.A.	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	3/29/2029	15.0	15.0	13.5	—%
Bayco Enterprises, Inc	Gasoline Stations	Term Loan	Prime plus 2.75%	3/29/2044	198.8	198.8	221.0	0.08%
NuBe Business Group LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	3/29/2044	41.0	41.0	45.6	0.02%
Raven’s Place LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/29/2044	687.5	687.5	716.6	0.25%
Iredell Oral & Facial Surgery, P.C. dba Johnson Oral Surgery	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	3/29/2044	825.0	825.0	848.6	0.29%
StillBasi Holdings, Inc. dba Buxton Auto Transport	Truck Transportation	Term Loan	Prime plus 2.75%	3/29/2029	300.0	300.0	279.8	0.10%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
MARCH 31, 2019 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Stillwater Ventures, LLC	Nonstore Retailers	Term Loan	Prime plus 2.75%	3/29/2029	$416.1	$416.1	$400.3	0.14%
Bright Freight Solution, LLC	Truck Transportation	Term Loan	Prime plus 2.75%	3/29/2029	1,250.0	1,250.0	1,167.4	0.40%
Cleland Pharmacy LLC	Health and Personal Care Stores	Term Loan	Prime plus 2.75%	3/28/2029	22.5	22.5	23.6	0.01%
J.C. Pallet Company, Inc.	Wood Product Manufacturing	Term Loan	Prime plus 2.75%	3/28/2029	450.0	450.0	437.7	0.15%
RG Productions LLC	Rental and Leasing Services	Term Loan	Prime plus 2.75%	3/28/2029	155.5	155.5	147.3	0.05%
Children First Home Health Care, Inc. dba Health Calls	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	3/28/2029	137.5	137.5	124.5	0.04%
GS Bath Inc	Truck Transportation	Term Loan	Prime plus 2.75%	3/28/2029	312.5	312.5	295.3	0.10%
Planet X Tobacco & Gift, LLC	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	3/28/2044	285.8	285.8	308.7	0.11%
Custom Vinyl Products LLC	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	3/28/2044	1,012.5	1,012.5	1,068.9	0.37%
Four Seasons Laser Center Inc.	Personal and Laundry Services	Term Loan	Prime plus 2.75%	3/28/2029	15.0	15.0	14.7	0.01%
Cocomo Joe’s LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/28/2029	3.5	3.5	3.3	—%
Skaggs RV Outlet ,LLC	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	3/28/2029	250.0	250.0	261.9	0.09%
PA Sobol Partners LLC dba Sobal	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	8/28/2029	21.3	21.3	20.3	0.01%
DC AG, LLC dba Big B Sales	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	3/27/2044	587.8	587.8	611.2	0.21%
Cinco Fit LLC dba Cinco Fit	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	3/27/2029	165.0	165.0	149.3	0.05%
Ocean Trans LLC and Dehal Trucking LLC	Truck Transportation	Term Loan	Prime plus 2.75%	3/27/2029	50.0	50.0	52.4	0.02%
Danielle Vance LPC, LLC dba Danielle Vance MA, LPC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	3/27/2029	5.7	5.7	5.1	—%
Heritage Hills Athletics 1, LLC and Heritage Hills Athletics 1, LLC	Personal and Laundry Services	Term Loan	Prime plus 2.75%	3/26/2044	1,250.0	1,250.0	1,317.6	0.45%
District 5 Boutique LLC	Nonstore Retailers	Term Loan	Prime plus 2.75%	3/26/2029	125.0	125.0	112.1	0.04%
Skyways, LTD	Support Activities for Transportation	Term Loan	Prime plus 2.75%	3/22/2029	825.3	825.3	745.2	0.26%
Virginia Industrial Plastics, Inc.	Plastics and Rubber Products Manufacturing	Term Loan	Prime plus 2.75%	3/22/2044	296.5	296.5	329.7	0.11%
Gary Krause dba Gary Krause Landscaping & Design	Administrative and Support Services	Term Loan	Prime plus 2.75%	3/22/2029	6.0	6.0	5.7	—%
Virginia Industrial Plastics, Inc.	Plastics and Rubber Products Manufacturing	Term Loan	Prime plus 2.75%	3/22/2029	270.8	270.8	283.6	0.10%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
MARCH 31, 2019 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Virginia Industrial Plastics, Inc.	Plastics and Rubber Products Manufacturing	Term Loan	Prime plus 2.75%	3/22/2044	$296.5	$296.5	$329.7	0.11%
Gary Krause dba Gary Krause Landscaping & Design	Administrative and Support Services	Term Loan	Prime plus 2.75%	3/22/2029	6.0	6.0	5.7	—%
Virginia Industrial Plastics, Inc.	Plastics and Rubber Products Manufacturing	Term Loan	Prime plus 2.75%	3/22/2029	270.8	270.8	283.6	0.10%
J & C May Properties, LLC	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	3/22/2044	1,133.8	1,133.8	1,130.5	0.39%
The Karate Dojo LLC	Educational Services	Term Loan	Prime plus 2.75%	3/21/2029	4.5	4.5	4.0	—%
Dependable Lawn Care, Inc.	Personal and Laundry Services	Term Loan	Prime plus 2.75%	3/21/2029	523.0	523.0	490.7	0.17%
Dependable Lawn Care, Inc.	Personal and Laundry Services	Term Loan	Prime plus 2.75%	3/21/2044	190.5	190.5	208.7	0.07%
American Trails Transport, LLC	Truck Transportation	Term Loan	Prime plus 2.75%	3/21/2029	55.0	55.0	51.7	0.02%
Pitman Holding LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/21/2029	7.5	7.5	7.0	—%
Michigan Neurosurgical Institute P.C.	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	3/20/2029	181.3	181.3	163.1	0.06%
Mega Trucking LLC and Olyimpian Industries LLC	Truck Transportation	Term Loan	Prime plus 2.75%	3/20/2029	400.0	400.0	383.3	0.13%
Sound Manufacturing Inc	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	3/20/2029	50.0	50.0	44.8	0.02%
Michigan Neurosurgical Institute, P.C.,Optical Spine, LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	3/20/2044	355.0	355.0	367.4	0.13%
Game Station, Inc.	Rental and Leasing Services	Term Loan	Prime plus 2.75%	3/19/2029	262.5	262.5	246.5	0.08%
Frontline Selling LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	3/19/2029	312.5	312.5	325.0	0.11%
Marvellous Print & Ship LLC	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	3/19/2029	3.4	3.4	3.0	—%
Vanchoc Transport Inc	Rental and Leasing Services	Term Loan	Prime plus 2.75%	3/15/2029	87.5	87.5	78.5	0.03%
Stepping Stones Children’s Academy LLC	Social Assistance	Term Loan	Prime plus 2.75%	3/15/2044	375.0	375.0	398.6	0.14%
B & W Towing LLC	Repair and Maintenance	Term Loan	Prime plus 2.75%	3/15/2029	57.5	57.5	59.4	0.02%
Panetcarne Inc.dba Jersey Mike’s Subs Greenfield	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/15/2029	14.2	14.2	14.0	—%
Screening Services Group, LLC	Motion Picture and Sound Recording Industries	Term Loan	Prime plus 2.75%	3/14/2029	281.3	281.3	257.9	0.09%
Space Express, LLC	Truck Transportation	Term Loan	Prime plus 2.75%	3/12/2029	150.0	150.0	137.2	0.05%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
MARCH 31, 2019 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Mill Creek Early Childhood Program LLC	Social Assistance	Term Loan	Prime plus 2.75%	6/11/2029	$10.8	$10.8	$9.7	—%
Precise Air Systems, Inc	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	3/8/2029	264.5	264.5	239.7	0.08%
Alpine Remediation, Inc, T & M Holdings, LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	3/8/2029	87.5	87.5	83.3	0.03%
El Basha Inc dba RPM West San Fernando Valley	Real Estate	Term Loan	Prime plus 2.75%	3/8/2029	62.5	62.5	56.0	0.02%
Wildflour Bakery & Cafe LLC	Food Manufacturing	Term Loan	Prime plus 2.75%	3/8/2029	87.5	87.5	78.5	0.03%
SG Welch Inc dba Sparks Auto Service	Repair and Maintenance	Term Loan	Prime plus 2.75%	3/8/2029	62.5	62.5	57.0	0.02%
D & S Village Hardware LLC dba Cedar Mountain Country Store	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	3/8/2044	201.8	201.8	217.9	0.07%
Kalloren Provel LLC	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	3/8/2044	287.0	287.0	304.7	0.10%
Seeds of Knowledge Creative Learning Center LLC	Social Assistance	Term Loan	Prime plus 2.75%	3/7/2044	22.5	22.5	24.3	0.01%
Doble Rentals, L.L.C , Doble Rentals 2, LLC, Doble Rentals 3, LLC	Rental and Leasing Services	Term Loan	Prime plus 2.75%	3/4/2029	157.5	157.5	141.2	0.05%
Midwest Expediated Carrier Corporation	Support Activities for Transportation	Term Loan	Prime plus 2.75%	3/1/2029	15.0	15.0	13.5	—%
Monkey Bones LLC	Personal and Laundry Services	Term Loan	Prime plus 2.75%	2/28/2044	19.5	19.5	21.7	0.01%
NY Scoops LLC dba Cool Suppliers and Breakneck Road LLC	Food Manufacturing	Term Loan	Prime plus 2.75%	2/28/2029	50.0	50.0	48.8	0.02%
Wooter Apparel, Inc	Nonstore Retailers	Term Loan	Prime plus 2.75%	2/28/2029	50.0	50.0	45.5	0.02%
Shah Medical Center SC & Heeena Shyamani	Hospitals	Term Loan	Prime plus 2.75%	2/28/2044	253.8	253.8	253.5	0.09%
Legacy Roof Contractors LLC	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	2/28/2044	300.0	300.0	310.3	0.11%
KSW Agency Inc.	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	2/28/2029	15.0	15.0	15.7	0.01%
Woodard Electric Services, Inc.	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	2/28/2029	21.6	21.6	19.6	0.01%
Matrix Z LLC	Nonmetallic Mineral Product Manufacturing	Term Loan	Prime plus 6.5%	2/27/2029	12.5	12.5	12.9	—%
Merdad Dentistry PLLC dba Easy Dental Care	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	2/26/2029	15.8	15.8	14.1	—%
Harbor Management Company Inc dba Jamba Juice	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/22/2029	150.0	150.0	135.8	0.05%
EasyBooks, Inc.	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	2/22/2029	6.0	6.0	5.4	—%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
MARCH 31, 2019 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Gomez Advanced Wellness Center, Inc.	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	2/21/2044	$150.0	$150.0	$158.6	0.05%
Mia Restoration Inc dba PuroClean and Puroclean of Morristown NJ	Waste Management and Remediation Services	Term Loan	Prime plus 2.75%	2/21/2029	41.3	41.3	37.9	0.01%
Citiline Cafe At Jacobs Plaza, LLC dba Citiline Cafe	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/20/2029	50.0	50.0	45.2	0.02%
Rob Barletta’s Hockey School, Inc	Performing Arts, Spectator Sports, and Related Industries	Term Loan	Prime plus 2.75%	2/19/2029	108.8	108.8	114.0	0.04%
Bowl 360 Inc.	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	2/19/2029	139.4	139.4	125.5	0.04%
Bowl 360 Inc.	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	2/19/2029	162.5	162.5	154.7	0.05%
Outler Transportation Services,LLC	Transit and Ground Passenger Transportation	Term Loan	Prime plus 2.75%	2/19/2029	45.0	45.0	41.0	0.01%
SB Investments, LLC	Nonstore Retailers	Term Loan	Prime plus 2.75%	2/15/2029	62.9	62.9	60.6	0.02%
Integris Roofing, Inc	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	2/15/2029	22.5	22.5	20.2	0.01%
M & M Burgers Inc dba Checkers	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	7/15/2029	74.0	74.0	68.1	0.02%
KHSE Parks, Inc.	Administrative and Support Services	Term Loan	Prime plus 2.75%	2/14/2029	82.5	82.5	74.5	0.03%
Par-Man, Inc. dba Rockstar Tattoo	Health and Personal Care Stores	Term Loan	Prime plus 2.75%	2/14/2029	62.5	62.5	56.5	0.02%
Gateway Veterinary Services, P.C. dba Liberty Animal Clinic	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	2/14/2044	137.5	137.5	152.9	0.05%
Tony Herring & Associates, Inc	Furniture and Home Furnishings Stores	Term Loan	Prime plus 2.75%	2/14/2029	15.0	15.0	15.7	0.01%
Precedence Enterprises LLC dba Spartan Junk Removal	Waste Management and Remediation Services	Term Loan	Prime plus 2.75%	2/8/2029	16.5	16.5	15.5	0.01%
Shepherd Fitness, LLC dba Workout Anytime Ooltewah	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	5/8/2029	138.6	138.6	131.3	0.04%
EJGR Corp dba Brite Energy Solutions	Utilities	Term Loan	Prime plus 2.75%	2/8/2029	62.5	62.5	56.2	0.02%
Pamletics LLC dba F45	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	2/8/2029	3.8	3.8	3.6	—%
Better Dayz PT, Inc. dba Physical Therapy Now	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	3/7/2029	11.1	11.1	10.1	—%
Creative Counseling Nashville PLLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	2/7/2029	2.3	2.3	2.0	—%
D & G Elite Construction, Inc.	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	2/6/2029	162.5	162.5	170.2	0.06%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
MARCH 31, 2019 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
RIHAHN INC dba RDBL, INC.	Forestry and Logging	Term Loan	Prime plus 2.75%	2/5/2029	$6.9	$6.9	$7.1	—%
Hernando Beach Motel Inc., The Purple Cow House of Pancake Inc	Accommodation	Term Loan	Prime plus 2.75%	2/1/2029	15.0	15.0	15.7	0.01%
Jesus and Son’s Landscape Contractors, LLC	Administrative and Support Services	Term Loan	Prime plus 2.75%	2/1/2029	57.5	57.5	52.8	0.02%
Employer Resource Services LLC dba Data Pool	Administrative and Support Services	Term Loan	Prime plus 2.75%	1/31/2029	37.5	37.5	33.7	0.01%
MYC Motors Inc	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	1/30/2044	74.9	74.9	83.3	0.03%
FNF LLC dba WineStyles	Food and Beverage Stores	Term Loan	Prime plus 2.75%	1/22/2029	246.1	246.1	220.8	0.08%
IGWT Coffee, LLC dba PJ’s Coffee of New Orleans	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	1/18/2029	82.0	82.0	74.5	0.03%
MMC Investors, LLC dba Clean Juice	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	4/18/2029	87.5	87.5	79.8	0.03%
Hilco Athletics & Graphics Inc	Apparel Manufacturing	Term Loan	Prime plus 2.75%	1/16/2044	68.7	68.7	76.4	0.03%
Fluid Connections LLC dba BurgerIM	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	1/11/2029	62.2	62.2	58.6	0.02%
CMLCLEARWATERBEACH.LLC dba Cousins Maine Lobster	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	4/11/2029	39.2	39.2	35.9	0.01%
HSR Tacos LLC dba California Tortilla	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	1/11/2029	54.2	54.2	48.6	0.02%
Rashed and Shabila LLC	Gasoline Stations	Term Loan	Prime plus 2.75%	1/4/2029	22.4	22.4	21.2	0.01%
HDD Solutions, LLC	Heavy and Civil Engineering Construction	Term Loan	Prime plus 2.75%	12/31/2028	553.8	553.8	529.6	0.18%
Romain Tower Inc. David Romaine, Sugar Land Crane and Rigging, LLC	Heavy and Civil Engineering Construction	Term Loan	Prime plus 2.75%	12/31/2028	240.1	240.1	216.0	0.07%
The Chop House Inc.	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/31/2043	556.8	556.8	580.6	0.20%
Capitol Fitness Inc. dba Anytime Fitness Shelby	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	12/28/2028	18.0	18.0	16.7	0.01%
Galt Insurance Group of Bonita Springs, LLC & Bonita Safety Institute	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	12/28/2043	18.7	18.7	20.8	0.01%
Superior Concepts Acquisition Corp	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	12/28/2043	508.7	508.7	518.5	0.18%
^Nix and Nix Funeral Home North Inc	Personal and Laundry Services	Term Loan	Prime plus 2.75%	12/28/2043	570.9	570.9	619.5	0.21%
0	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	12/28/2028	118.6	118.6	110.7	0.04%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
MARCH 31, 2019 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
American Rewinding of NC Inc dba MTS	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	12/28/2028	$421.4	$421.4	$394.3	0.14%
Omega Funeral and Cremation Services,LLC	Personal and Laundry Services	Term Loan	Prime plus 2.75%	12/28/2043	342.3	342.3	358.4	0.12%
Insight Vision Care, PC, CRMOD Lubbock, P.C.,Vielm Vision Eyecare Inc	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/27/2043	1,137.8	1,137.8	1,182.6	0.40%
East Breeze LLC dba Historic Springdale Pub and Eatery	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/27/2043	128.0	128.0	137.3	0.05%
Children First Home Health Care Inc	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/27/2028	296.8	296.8	285.3	0.10%
Medworxs Inc.	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	12/27/2028	10.4	10.4	9.3	—%
Fave Realty Inc.	Real Estate	Term Loan	Prime plus 2.75%	12/27/2043	123.3	123.3	137.0	0.05%
Green Valley Landscape Management Inc. dba Apopka Mower and Equipment	Administrative and Support Services	Term Loan	Prime plus 2.75%	12/27/2043	463.5	463.5	480.6	0.16%
Simkar LLC, Neo Lights Holding Inc, Kalco Lighting, LLC	Electrical Equipment, Appliance, and Component Manufacturing	Term Loan	Prime plus 2.75%	12/26/2043	499.6	499.6	555.2	0.19%
Reservations Unlimited LLC	Real Estate	Term Loan	Prime plus 2.75%	12/26/2043	142.0	142.0	152.6	0.05%
BD Branson Victorian LLC dba Branson Victorian Inn	Accommodation	Term Loan	Prime plus 2.75%	12/24/2043	496.2	496.2	539.3	0.18%
^Timios Enterprises Corp dba Palm Court	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/24/2043	706.4	706.4	748.7	0.26%
RM Hawkins LLC	Nonstore Retailers	Term Loan	Prime plus 2.75%	12/24/2028	296.8	296.8	279.9	0.10%
Royalty Freight Inc	Truck Transportation	Term Loan	Prime plus 2.75%	12/21/2028	96.5	96.5	86.4	0.03%
Tri-State Financial Group Inc	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	12/21/2028	37.4	37.4	33.5	0.01%
Siman Trio Trading	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	12/21/2028	148.4	148.4	133.7	0.05%
LP Industries, Inc and Playground Packages, LLC	Miscellaneous Manufacturing	Term Loan	Prime plus 2.75%	12/21/2028	92.9	92.9	83.4	0.03%
The Law Office of Jared E. Shapiro, P.A	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	12/21/2028	11.1	11.1	10.0	—%
Kyle M Walker DDS, PC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/21/2028	111.4	111.4	100.8	0.03%
Fifth Wheel Truck Stop 001, Inc.	Gasoline Stations	Term Loan	Prime plus 2.75%	12/21/2028	103.9	103.9	93.0	0.03%
Burgess and Dudley, Incorporated	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	12/21/2028	235.0	235.0	218.6	0.07%
Diamond Estates LLC	Construction of Buildings	Term Loan	Prime plus 2.75%	12/21/2028	74.3	74.3	66.5	0.02%
See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
MARCH 31, 2019 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Precision Bytes LLC dba Tower Connect	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	12/21/2028	$128.4	$128.4	$115.7	0.04%
Accel Compression Inc.,Accel Workover Services Inc	Rental and Leasing Services	Term Loan	Prime plus 2.75%	6/21/2044	124.9	124.9	139.0	0.05%
Cammarata Associates LLC	Credit Intermediation and Related Activities	Term Loan	Prime plus 2.75%	12/21/2028	74.2	74.2	66.4	0.02%
C&D Trucking & Equipment Service, Inc.	Repair and Maintenance	Term Loan	Prime plus 2.75%	12/21/2043	117.3	117.3	130.4	0.04%
Baseline Health, LLC & Baseline Health Management, LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/21/2028	117.5	117.5	107.1	0.04%
ETS Tree Service Inc and Eastern Tree Service, Inc	Administrative and Support Services	Term Loan	Prime plus 2.75%	12/21/2028	227.6	227.6	215.2	0.07%
Sesolinc GRP, Inc.	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	12/21/2028	371.0	371.0	353.3	0.12%
^D.A.F.S Transport, LLC	Truck Transportation	Term Loan	Prime plus 2.75%	12/21/2028	653.0	653.0	650.7	0.22%
Graff Excavating, Inc	Heavy and Civil Engineering Construction	Term Loan	Prime plus 2.75%	12/20/2028	193.4	193.4	175.5	0.06%
Alaska Motor Home Inc	Rental and Leasing Services	Term Loan	Prime plus 2.75%	12/20/2028	296.8	296.8	283.0	0.10%
Yellow Fin Marine Services LLC, K Marine XI, LLC K Marine VIII, LLC	Rental and Leasing Services	Term Loan	Prime plus 2.75%	12/20/2028	638.6	638.6	630.1	0.22%
Local Liberty Inc dba The Wardsboro Country Store	Food and Beverage Stores	Term Loan	Prime plus 2.75%	12/20/2043	155.0	155.0	166.5	0.06%
^Flashii App, Inc.	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	12/20/2028	61.8	61.8	63.5	0.02%
Roots N Shoots, LLC & Yardplus LLC	Administrative and Support Services	Term Loan	Prime plus 2.75%	12/20/2028	67.3	67.3	61.2	0.02%
Cedric Construction Inc.	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	12/20/2028	98.9	98.9	103.5	0.04%
^Hotel Compete, LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	12/20/2028	61.8	61.8	55.4	0.02%
Darian L Hampton DDS PA and Darian L. Hampton	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/20/2028	297.2	297.2	268.0	0.09%
CK Green Partners, LLC dba Reis and Irvy”s Columbus	Nonstore Retailers	Term Loan	Prime plus 2.75%	3/20/2029	187.5	187.5	180.0	0.06%
Healthy and Fresco LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/20/2029	34.5	34.5	32.1	0.01%
^Marlin Lighting LLC	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	12/19/2028	100.7	100.7	90.1	0.03%
^Accent Comfort Services, LLC	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	12/19/2028	68.2	68.2	61.5	0.02%
Sheldon T Banks and Sheldon T Banks LLC dba Serenity Funeral Chapel ll	Personal and Laundry Services	Term Loan	Prime plus 2.75%	9/19/2044	61.0	61.0	67.8	0.02%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
MARCH 31, 2019 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^The Cromer Company	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	12/19/2028	$494.7	$494.7	$444.4	0.15%
^Goodson’s Garden, LLC dba Always Goldies Florist	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	12/19/2028	11.6	11.6	10.6	—%
JejoJesi Corp dba Dukunoo Jamaican Kitchen, Dunkunoo	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/19/2029	42.1	42.1	41.6	0.01%
^Peanut Butter & Co., Inc.	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	12/14/2028	247.4	247.4	221.5	0.08%
^Ventures TBD LLC dba The Bottle Tree	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/14/2043	98.6	98.6	102.6	0.04%
^Mediterranean Tastes Inc dba Mediterranean Tastes Since 1974	Food and Beverage Stores	Term Loan	Prime plus 2.75%	12/14/2028	15.6	15.6	14.0	—%
^Redskin Cafe Inc. dba Goodfellas Wine & Spirits, Redskin Cafe Inc	Food and Beverage Stores	Term Loan	Prime plus 2.75%	12/14/2043	245.8	245.8	270.0	0.09%
^YBL Restaurant Group LLC dba Tropisueno	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/14/2029	377.0	377.0	340.5	0.12%
^Cordoba Foods LLC, Multi Logistics Network Inc, Karina Mena	Food Manufacturing	Term Loan	Prime plus 2.75%	12/14/2028	314.2	314.2	292.8	0.10%
^Alpha Omega Trucking LLC	Truck Transportation	Term Loan	Prime plus 2.75%	12/14/2028	69.4	69.4	72.6	0.02%
^Healthy Human, LLC	Nonstore Retailers	Term Loan	Prime plus 2.75%	12/14/2028	123.7	123.7	110.7	0.04%
^Alpha Landscape Contractors, Inc	Administrative and Support Services	Term Loan	Prime plus 2.75%	1/14/2029	330.4	330.4	309.5	0.11%
^L&M Services, LLC	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	12/14/2043	199.7	199.7	211.1	0.07%
^Aero Consulting and Engineering Inc	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	12/14/2028	14.8	14.8	13.3	—%
^Fitness Orlando LLC & Fitness Orlando Oviedo, LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	12/14/2028	272.7	272.7	253.4	0.09%
^Sound Contracting LLC	Construction of Buildings	Term Loan	Prime plus 2.75%	12/14/2028	41.3	41.3	39.2	0.01%
^Stony Creek Wellness Group, LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/14/2043	98.6	98.6	106.0	0.04%
Sound Contracting LLC	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	12/14/2043	196.8	196.8	202.2	0.07%
^Burton Realty Co., Inc dba Anchor Realty, Northeast	Real Estate	Term Loan	Prime plus 2.75%	12/13/2028	299.8	299.8	268.5	0.09%
^The Miller Center for Esthetic Excellence	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/13/2043	386.8	386.8	386.1	0.13%
^OC Helicopters LLC	Air Transportation	Term Loan	Prime plus 2.75%	12/13/2028	92.1	92.1	96.3	0.03%
^Plan B Burger LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	1/13/2029	1,038.9	1,038.9	969.7	0.33%
^Tapia Auto Care, LLC dba Shoreline Quick Lube and Car Wash	Repair and Maintenance	Term Loan	Prime plus 2.75%	12/13/2043	975.8	975.8	1,009.2	0.35%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
MARCH 31, 2019 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
D for Dream LLC dba Blo Blow Dry Bar Inc	Personal and Laundry Services	Term Loan	Prime plus 2.75%	5/13/2029	$73.8	$73.8	$66.2	0.02%
^All About Kids and Families Mediical Center, Inc.	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	1/13/2029	364.9	364.9	361.5	0.12%
^United States Plastic Equipment LLC	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	12/13/2028	141.0	141.0	126.3	0.04%
^Tier1 Solutions LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	1/12/2029	10.1	10.1	9.1	—%
^Mateo Enterprise Inc dba El Milagro Market	Food and Beverage Stores	Term Loan	Prime plus 2.75%	12/12/2043	119.8	119.8	124.7	0.04%
Anglin Cultured Stone Products LLC dba Anglin Construction	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	1/12/2029	61.8	61.8	63.3	0.02%
^Ashwood Food Services Inc. dba Jake Rooney’s	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/12/2043	214.6	214.6	233.0	0.08%
^Behind The Scenes Chicago, LLC dba Paramount Events	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	1/12/2029	253.5	253.5	250.1	0.09%
^Airstrike Firefighters LLC	Support Activities for Agriculture and Forestry	Term Loan	Prime plus 2.75%	12/12/2028	1,236.8	1,236.8	1,189.9	0.41%
^Mateo Enterprise Inc dba El Milagro Market	Food and Beverage Stores	Term Loan	Prime plus 2.75%	1/12/2029	59.4	59.4	53.2	0.02%
^Ashwood Food Services, Incorporated dba Jake Rooney’s	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	1/12/2029	66.8	66.8	62.5	0.02%
^Duck’s Nuts Inc dba Pet Place Market	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	1/11/2029	42.8	42.8	40.7	0.01%
^Googlyoogly, LLC dba Bi-Rite Supermarket	Food and Beverage Stores	Term Loan	Prime plus 2.75%	12/11/2043	202.7	202.7	210.9	0.07%
^Hilltop Wine Shop, Inc dba Hiltop Wine Shop	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/11/2043	127.8	127.8	135.0	0.05%
^B&B Bodega of Delray LLC	Food and Beverage Stores	Term Loan	Prime plus 2.75%	1/11/2029	19.3	19.3	17.3	0.01%
White Wilson & Associates LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	12/11/2043	42.4	42.4	44.1	0.02%
^EMES Supply, LLC	General Merchandise Stores	Term Loan	Prime plus 2.75%	1/11/2029	123.7	123.7	113.1	0.04%
^Oregon Medical Training Private Career School Inc.	Educational Services	Term Loan	Prime plus 2.75%	1/11/2029	39.6	39.6	35.5	0.01%
^TFE Resources ,LTD	Utilities	Term Loan	Prime plus 2.75%	1/11/2029	591.2	591.2	544.7	0.19%
^Team Henry, LLC dba Kelly Automotive of Deltona	Repair and Maintenance	Term Loan	Prime plus 2.75%	12/10/2043	390.6	390.6	405.1	0.14%
^ZLM Services LLC	Administrative and Support Services	Term Loan	Prime plus 2.75%	1/10/2029	39.6	39.6	35.5	0.01%
^Food Service Industry Consultants Inc.	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	1/7/2029	70.7	70.7	63.6	0.02%
^Shining Star Kids, Inc. dba Brain Balance	Educational Services	Term Loan	Prime plus 2.75%	1/7/2029	86.6	86.6	78.1	0.03%
^CET Inc	Truck Transportation	Term Loan	Prime plus 2.75%	1/6/2029	1,236.8	1,236.8	1,146.7	0.39%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
MARCH 31, 2019 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^3SIXO Motorsports LLC dba 3SIXO Motorsports Shop	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	1/6/2029	$97.2	$97.2	$87.6	0.03%
^Metro R Services Inc. and Metal & Roof Supplies Inc.	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	1/6/2029	205.3	205.3	215.1	0.07%
^Unique Home Solutions Inc. and Unique Home Solutions of Ohio	Construction of Buildings	Term Loan	Prime plus 2.75%	1/5/2029	247.4	247.4	259.1	0.09%
^Consulting Solutions, Inc and Mark Luciani	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	1/5/2029	56.9	56.9	51.0	0.02%
^Little West LLC, 340 Group LLC, Retail West LLc, Andrew W Walker	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	1/5/2029	86.7	86.7	78.5	0.03%
^Levine Daycare Inc dba Kids R Kids	Social Assistance	Term Loan	Prime plus 2.75%	1/5/2029	267.2	267.2	251.3	0.09%
^The Altitude Group LLC	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	1/4/2029	147.3	147.3	132.7	0.05%
^Jay Carlton’s, LLC dba Jay Birds Rotisserie & Grill	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	1/4/2029	38.6	38.6	36.8	0.01%
^Access Staffing, LLC	Administrative and Support Services	Term Loan	Prime plus 2.75%	1/4/2029	192.2	192.2	172.3	0.06%
^York Concrete Corp	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	12/3/2043	199.7	199.7	219.3	0.08%
^Swantown Inn and Spa, LLC	Accommodation	Term Loan	Prime plus 2.75%	1/3/2029	13.4	13.4	14.0	—%
^Hernando Beach Motel LLC,The Purple Cow House o APancake AInc.	Accommodation	Term Loan	Prime plus 2.75%	11/30/2043	224.4	224.4	249.3	0.09%
^Water Station Holdings LLC	Nonstore Retailers	Term Loan	Prime plus 2.75%	12/30/2028	682.1	682.1	655.7	0.22%
^Cabrera’s Auto Services LLC	Repair and Maintenance	Term Loan	Prime plus 2.75%	11/30/2043	80.8	80.8	86.2	0.03%
^Tammy’s Place LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	1/30/2044	436.0	436.0	481.0	0.16%
^Microplex Co, Third Market LLC	Food and Beverage Stores	Term Loan	Prime plus 2.75%	12/30/2028	162.3	162.3	145.4	0.05%
^Luxury Furniture, Inc.dba Venicasa & Luxe Home Interiors	Furniture and Home Furnishings Stores	Term Loan	Prime plus 2.75%	12/30/2028	123.0	123.0	122.3	0.04%
^Albert M. Quashie, DDS, PC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	11/29/2043	65.1	65.1	68.1	0.02%
^JJB Production LLC	Administrative and Support Services	Term Loan	Prime plus 2.75%	12/29/2028	7.2	7.2	6.5	—%
^Albert M Quashie, DDS, PC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/29/2028	86.1	86.1	82.9	0.03%
^Recovery Boot Camp, LLC, Rule 62, Inc. and Healing Properties, LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/28/2028	121.8	121.8	109.6	0.04%
^Level Up Gaming, Inc	Sporting Goods, Hobby, Musical Instrument, and Book Stores	Term Loan	Prime plus 2.75%	11/28/2043	89.8	89.8	92.1	0.03%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
MARCH 31, 2019 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Extreme Granite Corp	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	12/28/2043	$187.0	$187.0	$204.0	0.07%
^True Love Christian Academy LLC	Social Assistance	Term Loan	Prime plus 2.75%	12/28/2043	41.9	41.9	45.8	0.02%
^Sky Wonder Pyrotechnics, LLC dba Sky Wonder Fire and Safety Gear Up	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	11/28/2043	430.1	430.1	477.9	0.16%
^Best Global Alternative North, LLC	Furniture and Home Furnishings Stores	Term Loan	Prime plus 2.75%	12/21/2028	86.1	86.1	77.1	0.03%
^BEK Holdings LLC, Veseli Fine Art Galleries, LLC, Trusted.com LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	12/21/2028	1,229.9	1,229.9	1,268.3	0.43%
Thames Aquatic Club, LLC	Educational Services	Term Loan	Prime plus 2.75%	7/21/2029	19.9	19.9	20.9	0.01%
^M.A.W. Enterprises LLC dbaY-Not Pizza	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/21/2028	22.1	22.1	20.9	0.01%
^On Call Electrical of Georgia LLC	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	12/20/2043	664.4	664.4	694.5	0.24%
^Commonwealth Warehouse Inc	Warehousing and Storage	Term Loan	Prime plus 2.75%	12/20/2028	442.8	442.8	421.2	0.14%
^K & A Automotive Inc	Gasoline Stations	Term Loan	Prime plus 2.75%	11/19/2043	121.7	121.7	132.2	0.05%
^High Desert Transport, Inc.	Truck Transportation	Term Loan	Prime plus 2.75%	12/19/2028	74.8	74.8	69.2	0.02%
^Cali Fit Meals	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/16/2028	61.5	61.5	55.2	0.02%
^Cocomo Joe’s LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/16/2028	1.7	1.7	1.5	—%
^Saunders Management LLC dba Northern Light Espresso Bar and Cafe	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/16/2028	39.9	39.9	41.7	0.01%
Beau & HB Inc dba Beau’s Billiard, Bowling & Arcade	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	3/16/2029	38.9	38.9	39.2	0.01%
^Sektor Salutions Inc.	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	11/16/2028	157.8	157.8	141.3	0.05%
^Beau & HB Inc dba Beau’s Billard, Bowling & Arcade	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	12/16/2043	69.8	69.8	73.7	0.03%
^Allegro Assisted Living Services of Texas LLC	Nursing and Residential Care Facilities	Term Loan	Prime plus 2.75%	11/15/2043	94.7	94.7	105.3	0.04%
^GEM2K, LLC	Nonmetallic Mineral Product Manufacturing	Term Loan	Prime plus 2.75%	12/15/2043	381.3	381.3	402.6	0.14%
^Schafer Fisheries Inc.	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	11/14/2028	49.2	49.2	51.5	0.02%
^US Dedicated LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	12/9/2028	413.2	413.2	376.1	0.13%
See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
MARCH 31, 2019 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Jinwoo Sushi Inc	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/9/2028	$21.9	$21.9	$22.9	0.01%
^Salon Femi LLC	Personal and Laundry Services	Term Loan	Prime plus 2.75%	12/9/2028	7.4	7.4	7.2	—%
^McNeill Stokes	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	12/8/2028	6.6	6.6	5.9	—%
Vancole Investments, Inc. dba Smoothie King #913	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	5/7/2044	274.0	274.0	295.8	0.10%
^JN Thompson Ent,Inc.	Construction of Buildings	Term Loan	Prime plus 2.75%	12/7/2028	388.1	388.1	358.8	0.12%
JP Dhillon’s Foods LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	5/1/2029	63.9	63.9	58.9	0.02%
^Peter Thomas Roth Labs LLC and June Jacobs Labs, LLC	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	12/1/2028	319.8	319.8	286.3	0.10%
^Modutech Marine Inc	Transportation Equipment Manufacturing	Term Loan	Prime plus 2.75%	12/1/2028	369.0	369.0	386.1	0.13%
^Steele Security, LLC dba Signal 88 Security of San Antonio	Administrative and Support Services	Term Loan	Prime plus 2.75%	10/31/2028	108.8	108.8	98.5	0.03%
^Abington Caregivers, LLC	Social Assistance	Term Loan	Prime plus 2.75%	11/30/2043	124.8	124.8	133.4	0.05%
Organic Juice Bar Wexford LLC dba The OJB “The Organic Juice Bar”	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	1/30/2029	80.4	80.4	73.4	0.03%
^C.A.T.I. Armor, LLC	Apparel Manufacturing	Term Loan	Prime plus 2.75%	10/30/2043	209.5	209.5	219.6	0.08%
UK, LLC dba Pita Pit	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/30/2029	44.8	44.8	41.5	0.01%
^JAL Group, Inc. dba Brainy Boulevard Daycare	Social Assistance	Term Loan	Prime plus 2.75%	10/29/2028	56.1	56.1	51.0	0.02%
^Ohio Gold & Pawn LLC, Our New Building LLC and Corey Fischer	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	10/26/2028	143.8	143.8	150.4	0.05%
^Reliant Trucking Inc.	Truck Transportation	Term Loan	Prime plus 2.75%	10/25/2028	130.1	130.1	122.6	0.04%
^The Face Place, LLC dba Classic Aesthetics	Personal and Laundry Services	Term Loan	Prime plus 2.75%	10/25/2028	9.8	9.8	8.8	—%
^Bellas Sports Pub, Inc dba Brewmasters Tavern	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	10/24/2043	69.4	69.4	76.4	0.03%
^Shovels and Whiskey LLC	Motion Picture and Sound Recording Industries	Term Loan	Prime plus 2.75%	10/16/2043	76.2	76.2	82.7	0.03%
Hackstaff Restaurants LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	4/15/2029	104.2	104.2	95.8	0.03%
^TA Coleman, LLC dba Tom’s Truck Shop	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	10/12/2028	5.7	5.7	5.5	—%
^Cater To You Agency, LLC, dba Cater To You	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	10/11/2043	22.4	22.4	23.6	0.01%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
MARCH 31, 2019 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Faydon, Inc	Nursing and Residential Care Facilities	Term Loan	Prime plus 2.75%	10/10/2028	$73.4	$73.4	$75.9	0.03%
^MB Click It Photography, LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	10/10/2043	38.1	38.1	41.1	0.01%
^Wellfleet Consulting Inc.	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	10/9/2028	14.7	14.7	13.1	—%
^Apps Inc and Market Share Inc.	Telecommunications	Term Loan	Prime plus 2.75%	10/5/2028	93.0	93.0	83.2	0.03%
^Moore Care LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	10/4/2028	50.9	50.9	45.5	0.02%
^SwabCo Inc.	Support Activities for Mining	Term Loan	Prime plus 2.75%	9/28/2043	943.6	943.6	989.8	0.34%
^Throop Family Holdings, Inc	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	9/28/2043	641.3	641.3	666.1	0.23%
^A-1 Van Sevices, Inc.	Transit and Ground Passenger Transportation	Term Loan	Prime plus 2.75%	9/28/2028	103.3	103.3	100.9	0.03%
^Burd Brothers Inc.	Truck Transportation	Term Loan	Prime plus 2.75%	9/28/2028	522.6	522.6	501.2	0.17%
^La Venezia Corporation dba La Venezia Ballroom & Robertos Lounge	Food and Beverage Stores	Term Loan	Prime plus 2.75%	9/28/2043	329.4	329.4	350.7	0.12%
^Mellow Sweets, Inc dba Jaafer Sweets & Marwan Hamdan	Food Manufacturing	Term Loan	Prime plus 2.75%	9/28/2028	54.5	54.5	48.6	0.02%
^JAM Media Solutions LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	9/28/2028	872.4	872.4	794.4	0.27%
^Rami Technology USA, LLC	Computer and Electronic Product Manufacturing	Term Loan	Prime plus 2.75%	9/28/2028	175.4	175.4	156.6	0.05%
^Blackwater Diving, LLC	Support Activities for Mining	Term Loan	Prime plus 2.75%	9/27/2028	777.7	777.7	706.3	0.24%
^Quality Electric & Data	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	9/27/2028	97.2	97.2	93.5	0.03%
^TFR Transit Inc, The Free Ride Inc, South Florida Free Ride Inc.,Tag-A	Transit and Ground Passenger Transportation	Term Loan	Prime plus 2.75%	9/27/2028	121.5	121.5	114.9	0.04%
^Catherine Brandon, PSY.D., Inc dba Kenneth A Deluca, PH.D., & Associat	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	9/27/2028	115.4	115.4	102.7	0.04%
^Barricade Holding LLC and Action Barricade Company,LLC	Rental and Leasing Services	Term Loan	Prime plus 2.75%	9/27/2043	176.9	176.9	180.7	0.06%
^LG Law Center, Inc	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	9/27/2028	14.6	14.6	13.3	—%
Blue Seven, LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	1/27/2029	86.4	86.4	78.6	0.03%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
MARCH 31, 2019 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Quality Electric & Data Inc.	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	9/27/2043	$129.3	$129.3	$132.5	0.05%
^Zeeba Company, Inc dba Zeeba Rent-A-Van & 5 Star Rent- A-Van	Transit and Ground Passenger Transportation	Term Loan	Prime plus 2.75%	9/27/2028	678.4	678.4	651.4	0.22%
^Action Barricade Company, LLC and Barricade Holding LLC	Rental and Leasing Services	Term Loan	Prime plus 2.75%	9/27/2028	327.8	327.8	314.1	0.11%
^Dentistry By Design, P.C	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	9/26/2028	14.6	14.6	13.2	—%
^US Shipping Trans Inc, Esteem Trucking Inc	Truck Transportation	Term Loan	Prime plus 2.75%	9/26/2028	809.0	809.0	795.1	0.27%
^Ace Auto Recovery, Inc.	Administrative and Support Services	Term Loan	Prime plus 2.75%	9/26/2043	159.1	159.1	169.1	0.06%
^LTS School, Inc.	Educational Services	Term Loan	Prime plus 2.75%	9/26/2043	100.7	100.7	111.2	0.04%
^Above and Beyond Preschool LLC	Social Assistance	Term Loan	Prime plus 2.75%	9/26/2043	550.5	550.5	589.7	0.20%
^Anglin Cultured Stone Products LLC dba Anglin Construction	Construction of Buildings	Term Loan	Prime plus 2.75%	9/26/2028	97.2	97.2	91.4	0.03%
^Akron Biotechnology, LLC	Chemical Manufacturing	Term Loan	Prime plus 2.75%	9/25/2028	486.1	486.1	484.7	0.17%
^Bhatti LLC, Bhatti 3 LLC, dba Auntie Annes	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/25/2028	121.7	121.7	111.4	0.04%
^Steadfast Support Services, LLC	Nursing and Residential Care Facilities	Term Loan	Prime plus 2.75%	9/25/2028	11.7	11.7	10.3	—%
^Newsome Mobile Notary LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	9/25/2028	5.1	5.1	4.5	—%
^Alania Import & Export, Inc.	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	9/24/2028	10.9	10.9	9.8	—%
^Phillip Ramos Upholstery Inc.	Repair and Maintenance	Term Loan	Prime plus 2.75%	9/24/2028	15.0	15.0	13.3	—%
^D & D Optics Inc dba Sterling Optical	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/21/2028	52.2	52.2	47.0	0.02%
^The Garden Club, LLC	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	9/21/2028	6.4	6.4	5.7	—%
^DC Lofty, LLC,	Accommodation	Term Loan	Prime plus 2.75%	9/21/2028	21.9	21.9	19.6	0.01%
^MillClem Corporation & Monticello Corporation	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	9/21/2043	329.7	329.7	364.2	0.12%
^Southern Services and Equipment, Inc.	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	9/21/2043	209.2	209.2	213.1	0.07%
^Southern Services and Equipment, Inc	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	9/21/2028	418.0	418.0	399.5	0.14%
^Sommer Auto Sales, Inc	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	9/20/2028	334.8	334.8	347.0	0.12%
^Somerled Investments, LLC dba Mak’s Place LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/20/2028	190.1	190.1	168.3	0.06%
^Tables and Bars Services, Inc and Tables and Bars Rentals, LLC	Administrative and Support Services	Term Loan	Prime plus 2.75%	9/20/2028	17.5	17.5	16.4	0.01%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
MARCH 31, 2019 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^C3 Capital, Inc	Nonstore Retailers	Term Loan	Prime plus 2.75%	9/19/2028	$656.6	$656.6	$635.7	0.22%
^M&P RV LLC dba M&P RV	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	9/19/2043	111.9	111.9	122.6	0.04%
^MB Xpress Inc	Truck Transportation	Term Loan	Prime plus 2.75%	9/19/2028	1,173.0	1,173.0	1,097.6	0.38%
^Watearth Inc	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	9/19/2028	21.9	21.9	19.4	0.01%
^Super Station Inc	Gasoline Stations	Term Loan	Prime plus 2.75%	9/19/2043	208.8	208.8	230.7	0.08%
^Lewis River Golf Course, Inc.	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	9/19/2043	497.2	497.2	549.3	0.19%
^Dash Point Distributing LLC, Dash Point Logistics LLC and Sara Consal	Truck Transportation	Term Loan	Prime plus 2.75%	9/19/2028	448.7	448.7	397.0	0.14%
^E & G Enterprises LLC dba Comfort Keepers	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	9/18/2028	5.8	5.8	5.2	—%
^DB Talak LLC	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	9/18/2043	151.1	151.1	158.7	0.05%
^Culmination Motorsports, Inc.	Repair and Maintenance	Term Loan	Prime plus 2.75%	9/17/2043	556.4	556.4	609.8	0.21%
^Pastel de Feira LLC dba Original Pastel De Feira	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/17/2028	5.9	5.9	5.5	—%
^Glendale Grill Inc, Roddy Cameron, Jr & John K Symasko	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/17/2043	174.0	174.0	183.6	0.06%
^LJS Electric, Inc	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	9/14/2028	439.9	439.9	452.0	0.15%
^Rihahn Inc. dba RDBL, Inc	Forestry and Logging	Term Loan	Prime plus 2.75%	9/14/2028	133.2	133.2	125.3	0.04%
^QBS, LLC dba Sterling Optical Exton	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	9/14/2028	79.0	79.0	70.5	0.02%
^J & C Garcia LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	9/14/2028	71.9	71.9	65.0	0.02%
^Innovim LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	9/14/2028	121.5	121.5	107.5	0.04%
^L&M Equipment, Inc	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	9/14/2043	1,243.0	1,243.0	1,322.4	0.45%
^Baby’s on Broadway LLC	Furniture and Home Furnishings Stores	Term Loan	Prime plus 2.75%	9/14/2028	48.6	48.6	45.9	0.02%
^Innovative Network Solutions Inc	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	9/13/2028	120.5	120.5	109.6	0.04%
^Brewster Marketplace Pharmacy & Hardware, LLC	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	9/13/2028	85.1	85.1	75.2	0.03%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
MARCH 31, 2019 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
TPE Midstream LLC, Dasahm Company, S & S Ventures LLC and TPE Supply	Heavy and Civil Engineering Construction	Term Loan	Prime plus 2.75%	9/13/2028	$254.5	$254.5	$241.8	0.08%
^Peter K Lee MD, PC dba Atlanta Primary Care	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	9/13/2043	859.6	859.6	949.7	0.33%
^Underground Productions LLC dba 31 Escape	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	9/13/2043	98.3	98.3	108.6	0.04%
^Peter K Lee MD, PC dba Atlanta Primary Care LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	9/13/2028	381.0	381.0	396.3	0.14%
^Perry Olson Insurance Agency Inc. dba State Farm Insurance	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	9/12/2028	14.6	14.6	13.0	—%
^Rancho Paving, Inc	Repair and Maintenance	Term Loan	Prime plus 2.75%	9/10/2028	182.3	182.3	180.3	0.06%
^Pelican Executives Suites, LLC	Administrative and Support Services	Term Loan	Prime plus 2.75%	9/7/2028	306.3	306.3	270.9	0.09%
^NY Tent, LLC dba Tent Company of New York LLC, NY Tent Parent LLC	Rental and Leasing Services	Term Loan	Prime plus 2.75%	9/7/2028	313.7	313.7	299.4	0.10%
^MurlinComputerCompany LLC dba Murlin Computer	Repair and Maintenance	Term Loan	Prime plus 2.75%	9/7/2028	15.2	15.2	13.7	—%
Amaka Consulting LLC dba Donut Minis	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/7/2028	51.2	51.2	47.1	0.02%
^Pool Guard of LA	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	9/7/2028	21.9	21.9	19.5	0.01%
^Dr. G’s Urgent Care LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	9/7/2028	21.9	21.9	19.4	0.01%
^Asheville Spine and Nerve Institute PC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	9/7/2043	90.7	90.7	99.2	0.03%
^Trolley Express Philly, Inc dba Shuttlebee &Honeybee Transportation LLC	Support Activities for Transportation	Term Loan	Prime plus 2.75%	9/6/2028	12.4	12.4	11.4	—%
^Extreme Auto Repair, Inc dba 1st Class Towing	Repair and Maintenance	Term Loan	Prime plus 2.75%	9/6/2028	105.7	105.7	110.0	0.04%
^Living Centers Inc. dba Veranda House Senior Living	Nursing and Residential Care Facilities	Term Loan	Prime plus 2.75%	8/31/2043	418.9	418.9	462.8	0.16%
National Stone LTD and NSI Group Inc	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	8/31/2044	197.2	197.2	217.9	0.07%
^LACCRB LLC dba PostNet	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	11/30/2028	14.7	14.7	13.2	—%
^Stat Constructor L.P	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	8/30/2028	100.5	100.5	104.5	0.04%
^XL Soccer World Orlando. LLC, XL Soccer World Saco LLC, XL Sports World	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	8/30/2043	446.9	446.9	493.7	0.17%
^Greenfield Hill Wines & Spirits, LLC	Food and Beverage Stores	Term Loan	Prime plus 2.75%	8/29/2028	88.9	88.9	79.4	0.03%
^ARVAmethod LLC	Personal and Laundry Services	Term Loan	Prime plus 2.75%	8/29/2028	2.3	2.3	2.1	—%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
MARCH 31, 2019 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Extreme Engineering, Inc.	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	8/29/2028	$120.7	$120.7	$107.7	0.04%
^Kotyark LLC dba Gibsonton Motel	Accommodation	Term Loan	Prime plus 2.75%	8/29/2043	81.9	81.9	90.5	0.03%
^Graphish Studio, Inc.	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	8/28/2028	7.2	7.2	6.4	—%
^JFK Transportation Inc	Transit and Ground Passenger Transportation	Term Loan	Prime plus 2.75%	8/28/2028	156.5	156.5	140.9	0.05%
^Atlas Geo-Constructors LLC	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	8/24/2028	72.5	72.5	72.1	0.02%
^Finn & Emma LLC	Clothing and Clothing Accessories Stores	Term Loan	Prime plus 2.75%	8/24/2028	120.8	120.8	106.8	0.04%
^Montana Life Group, LLC	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	8/24/2028	7.2	7.2	6.4	—%
^Wearware Inc dba FlyWire Cameras	Computer and Electronic Product Manufacturing	Term Loan	Prime plus 2.75%	8/24/2028	21.7	21.7	19.6	0.01%
^Evans and Paul LLC, Evans & Paul Unlimited Corp	Miscellaneous Manufacturing	Term Loan	Prime plus 2.75%	8/24/2028	84.7	84.7	77.0	0.03%
^Zash LLC dba Papa Murphy’s take ‘N’ Bake Pizza	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	8/23/2028	40.9	40.9	38.1	0.01%
^Buffalo Biodiesel Inc.	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	8/21/2028	1,207.8	1,207.8	1,197.8	0.41%
^ Ginekis Enterprises, Inc dba Locanda Veneta	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	8/20/2028	84.6	84.6	75.2	0.03%
^Wilkie J. Stadeker DDS	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	8/17/2028	41.1	41.1	36.3	0.01%
Geo Tek Alaska, Inc	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	2/17/2044	127.2	127.2	134.6	0.05%
^ATI Jet, Inc.	Air Transportation	Term Loan	Prime plus 2.75%	8/16/2028	208.0	208.0	199.7	0.07%
^Lewins Law, P.C.	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	8/16/2028	17.4	17.4	15.4	0.01%
^GS Bath Inc	Truck Transportation	Term Loan	Prime plus 2.75%	8/15/2028	555.6	555.6	550.9	0.19%
^Pamletics LLC dba F45	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	11/14/2028	42.2	42.2	39.1	0.01%
^Conference Services International ETC LLC	Administrative and Support Services	Term Loan	Prime plus 2.75%	8/14/2028	606.7	606.7	576.7	0.20%
^L.A. Insurance Agency GA 10 LLC	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	8/10/2028	10.9	10.9	9.6	—%
See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
MARCH 31, 2019 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Crystal Shores Inc. dba Shorewood Laundromat	Personal and Laundry Services	Term Loan	Prime plus 2.75%	8/9/2028	$21.6	$21.6	$19.9	0.01%
^David D. Sullivan dba DMS Construction	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	8/9/2028	13.0	13.0	11.5	—%
^Palanuk & Associates, Inc.dba Wolfpk	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	8/8/2028	99.1	99.1	88.3	0.03%
^Red Tail Management, Inc dba Jon Smith Subs	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	8/8/2028	48.3	48.3	45.2	0.02%
^CJNR, LLC	Accommodation	Term Loan	Prime plus 2.75%	8/7/2043	120.9	120.9	133.6	0.05%
^Mercedes Cab Company, Inc	Transit and Ground Passenger Transportation	Term Loan	Prime plus 2.75%	8/7/2028	125.6	125.6	114.6	0.04%
^Ron’s Pool and Spa Services LLC	Personal and Laundry Services	Term Loan	Prime plus 2.75%	8/3/2028	3.6	3.6	3.2	—%
^20th Century Lanes, Inc dba West Seattle Bowl	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	8/3/2028	108.7	108.7	106.6	0.04%
^Alma Jacobsen,ODD Family Eye Care & Contact Lens LLC	Health and Personal Care Stores	Term Loan	Prime plus 2.75%	8/3/2028	58.1	58.1	52.2	0.02%
^Millwork Unlimited, Incorporated	Wholesale Electronic Markets and Agents and Brokers	Term Loan	Prime plus 2.75%	8/2/2028	7.2	7.2	6.4	—%
^Accel Compression Inc., Accel Workover Services Inc.	Rental and Leasing Services	Term Loan	Prime plus 2.75%	8/1/2028	447.2	447.2	434.9	0.15%
^Accel Compression Inc., Accel Workover Services, Inc	Rental and Leasing Services	Term Loan	Prime plus 2.75%	8/1/2043	309.1	309.1	319.9	0.11%
^Samy Optical LLC dba Site for Sore Eyes	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	8/1/2028	112.0	112.0	99.2	0.03%
^Nichols Stephens Funeral & Cremation Services Ltd	Personal and Laundry Services	Term Loan	Prime plus 2.75%	11/30/2043	107.1	107.1	118.1	0.04%
^CSL Services Inc	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	7/27/2028	525.9	525.9	492.3	0.17%
^Summitsoft Corporation	Publishing Industries (except Internet)	Term Loan	Prime plus 2.75%	7/26/2028	236.9	236.9	210.0	0.07%
^Sandlot Sports Inc dba Play it Again Sports	Sporting Goods, Hobby, Musical Instrument, and Book Stores	Term Loan	Prime plus 2.75%	7/26/2028	18.0	18.0	15.9	0.01%
^Nunez Enterprises Corporation dba La Casa	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	7/26/2028	7.9	7.9	7.0	—%
^Relevant Elephant ,LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	7/25/2028	8.6	8.6	7.6	—%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
MARCH 31, 2019 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Fitness Central, Inc dba Fitness Central	Sporting Goods, Hobby, Musical Instrument, and Book Stores	Term Loan	Prime plus 2.75%	7/25/2028	$60.0	$60.0	$54.2	0.02%
^HAVL Enterprises Inc dba FedEx	Couriers and Messengers	Term Loan	Prime plus 2.75%	7/24/2028	76.8	76.8	76.8	0.03%
^Florida Apnea Diagnostics, LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	7/24/2028	20.6	20.6	18.2	0.01%
^Top Shelf Towing and Road Service, LLC	Support Activities for Transportation	Term Loan	Prime plus 2.75%	7/24/2028	13.0	13.0	11.5	—%
^TR Nails, LLC dba Simple Nails	Personal and Laundry Services	Term Loan	Prime plus 2.75%	7/20/2028	60.1	60.1	53.1	0.02%
^ZA Trucking LLC	Truck Transportation	Term Loan	Prime plus 2.75%	7/17/2028	9.9	9.9	9.4	—%
^674 Club LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	7/17/2043	259.7	259.7	286.9	0.10%
^Mother’s Cantina LLC dba Mother’s Cantina	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	7/13/2028	66.0	66.0	59.4	0.02%
^Smart-tel Communications LLC	Administrative and Support Services	Term Loan	Prime plus 2.75%	7/13/2028	21.6	21.6	22.4	0.01%
^HQTRONICS LLC	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	7/13/2028	60.0	60.0	53.1	0.02%
^Smoove Move Productions, LLC dba Smoove Move Productions	Motion Picture and Sound Recording Industries	Term Loan	Prime plus 2.75%	7/12/2028	10.2	10.2	10.6	—%
^H.M.C, Incorporated	Furniture and Related Product Manufacturing	Term Loan	Prime plus 2.75%	7/3/2028	184.9	184.9	165.3	0.06%
^Deal to Win Inc	Nonstore Retailers	Term Loan	Prime plus 2.75%	7/3/2028	120.1	120.1	106.2	0.04%
^Talent Logistix, LLC, Pinpoint Staffing LLC & ITC 2.0 LLC	Administrative and Support Services	Term Loan	Prime plus 2.75%	7/3/2028	60.0	60.0	54.9	0.02%
^Vital Inspection Professionals, Inc. dba VIP	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	7/3/2028	298.9	298.9	289.3	0.10%
^US Cargo Express, LLC	Support Activities for Transportation	Term Loan	Prime plus 2.75%	7/2/2043	87.9	87.9	97.1	0.03%
^M J Losito Electrical Contractor’s, Inc	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	6/29/2028	56.1	56.1	50.5	0.02%
Bio-Haz Solutions, Inc	Waste Management and Remediation Services	Term Loan	Prime plus 2.75%	3/29/2029	210.5	210.5	199.0	0.07%
Bio-Haz Solutions, Inc.	Waste Management and Remediation Services	Term Loan	Prime plus 2.75%	5/29/2044	320.7	320.7	322.4	0.11%
^Critter Cabana, LLC dba Critter Cabana	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	6/28/2028	80.0	80.0	70.7	0.02%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
MARCH 31, 2019 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Corptek Solutions LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	6/28/2028	$45.3	$45.3	$40.0	0.01%
^Local Leads, LLC dba New Direction Chiropractic	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	6/28/2028	17.2	17.2	15.3	0.01%
^Darnoc Enterprises Inc, Setira Paul Inc dba Conrad’s Famous Bakery, Inc	Food Manufacturing	Term Loan	Prime plus 2.75%	6/27/2043	351.2	351.2	376.2	0.13%
^RLW4 Builders LLC	Construction of Buildings	Term Loan	Prime plus 2.75%	6/27/2043	990.8	990.8	1,093.7	0.37%
^Nick’s Country Kitchen, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/27/2028	21.5	21.5	19.3	0.01%
^InUSA Ventures, Inc	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	Term Loan	Prime plus 2.75%	6/27/2028	47.7	47.7	42.2	0.01%
^National Dredging Services of North Florida, Inc.	Repair and Maintenance	Term Loan	Prime plus 2.75%	6/27/2028	50.9	50.9	52.9	0.02%
^Julie Cooper-Bierman dba Forever Shopper	Nonstore Retailers	Term Loan	Prime plus 2.75%	6/27/2028	15.3	15.3	13.5	—%
^National Dredging Services of North Florida, Inc.	Repair and Maintenance	Term Loan	Prime plus 2.75%	6/27/2043	28.5	28.5	31.5	0.01%
^Bengals, Inc. dba Royal Liquor Mart	Food and Beverage Stores	Term Loan	Prime plus 2.75%	6/26/2043	105.3	105.3	110.1	0.04%
^Peter Thomas Roth Labs LLC, & June Jacobs Labs, LLC	Health and Personal Care Stores	Term Loan	Prime plus 2.75%	6/26/2028	883.1	883.1	803.4	0.28%
^Sun Pools, Inc	Plastics and Rubber Products Manufacturing	Term Loan	Prime plus 2.75%	6/25/2043	303.2	303.2	297.0	0.10%
^DPF Filters Inc.	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	6/25/2028	65.6	65.6	59.4	0.02%
^Sun Pools, Inc dba Sun Fiberglass Pools	Plastics and Rubber Products Manufacturing	Term Loan	Prime plus 2.75%	6/25/2028	746.0	746.0	683.1	0.23%
^Sushi Prime, LLC and Vasilia Investments	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/22/2028	262.5	262.5	245.2	0.08%
^Martha Beauty Supply And Braiding, Inc.	Personal and Laundry Services	Term Loan	Prime plus 2.75%	6/22/2043	139.7	139.7	154.2	0.05%
^Judy E. Moncrief C.P.A LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	6/22/2028	8.5	8.5	7.5	—%
^Mr. Lube, Inc	Repair and Maintenance	Term Loan	Prime plus 2.75%	6/22/2043	657.6	657.6	673.7	0.23%
^The Desert House Assisted Living, LLC dba The Desert House Assisted Living	Nursing and Residential Care Facilities	Term Loan	Prime plus 2.75%	6/22/2043	78.0	78.0	83.7	0.03%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
MARCH 31, 2019 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Mr. Lube, Inc.	Repair and Maintenance	Term Loan	Prime plus 2.75%	6/22/2028	$559.7	$559.7	$538.6	0.18%
Surya Hotel LLC dba Hotel Royal	Accommodation	Term Loan	Prime plus 2.75%	12/21/2028	129.5	129.5	134.9	0.05%
^York Woods Tree Service, LLC dba York Woods Tree and Products, LLC	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	6/21/2043	241.2	241.2	250.8	0.09%
^Independent Life LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	6/21/2028	119.3	119.3	105.4	0.04%
^York Woods Tree Service, LLC dba York Woods Tree and Products, LLC	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	6/21/2028	136.0	136.0	132.7	0.05%
^Lilo Holdings LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/20/2028	17.9	17.9	16.3	0.01%
^Mid America Motorworks, Inc and Yager Holdings L.P	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	6/19/2043	497.2	497.2	548.9	0.19%
^Jones Roger Sherman Inn, Inc.	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/19/2028	418.0	418.0	434.2	0.15%
^LCP Transportation, LLC dba LCP Teleservices	Transit and Ground Passenger Transportation	Term Loan	Prime plus 2.75%	6/19/2028	780.5	780.5	689.2	0.24%
^Colovic Hackettstown Dairy LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/19/2043	273.0	273.0	299.4	0.10%
^Allen Theatre and Back Stage Cafe LLC	Motion Picture and Sound Recording Industries	Term Loan	Prime plus 2.75%	6/18/2043	124.8	124.8	135.0	0.05%
^Schumacker Recreation, LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	6/18/2028	143.2	143.2	148.8	0.05%
^Northway Exit 29 Campground, Inc	Accommodation	Term Loan	Prime plus 2.75%	6/15/2043	214.3	214.3	236.5	0.08%
^Softrol Systems Inc dba Softrol Systems	Computer and Electronic Product Manufacturing	Term Loan	Prime plus 2.75%	6/15/2028	890.4	890.4	797.1	0.27%
^Venzix Ventures Inc. dba Venzix	Nonstore Retailers	Term Loan	Prime plus 2.75%	6/15/2028	12.6	12.6	12.2	—%
^Oil Palace Inc.	Performing Arts, Spectator Sports, and Related Industries	Term Loan	Prime plus 2.75%	9/15/2043	143.1	143.1	158.1	0.05%
^Dianne Williams and Louis Williams dba Sweetlips Store	Food and Beverage Stores	Term Loan	Prime plus 2.75%	6/15/2043	45.8	45.8	48.9	0.02%
^Barrett Appliance Distributors Inc.	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	6/14/2043	617.2	617.2	615.9	0.21%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
MARCH 31, 2019 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Top Cat Ready Mix, LLC & Ples Investments LLC, Pappy’s Sand & Gravel	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	6/14/2028	$149.2	$149.2	$139.1	0.05%
^Tele Tax Express Inc	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	6/14/2028	21.5	21.5	21.1	0.01%
^Barrett Appliance Distributors, Inc	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	6/14/2028	480.7	480.7	449.3	0.15%
^E & J Sims Co. LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	6/14/2028	47.7	47.7	43.7	0.01%
^Team Sandy Blanton Realty, Inc	Real Estate	Term Loan	Prime plus 2.75%	6/14/2043	96.7	96.7	98.2	0.03%
^Mastiff Studios LLC	Educational Services	Term Loan	Prime plus 2.75%	6/13/2043	42.4	42.4	46.2	0.02%
^Ciasom LLC dba Mosaic	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	6/11/2028	172.1	172.1	152.9	0.05%
^Golf Swing Prescription LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	6/11/2028	12.6	12.6	11.1	—%
^Skyways LTD,Jet 60 LLC,Mendean Jonath, Inc,Jet AOG, Inc & Jonathan Men	Support Activities for Transportation	Term Loan	Prime plus 2.75%	6/8/2043	377.2	377.2	388.0	0.13%
^Camp K-9 Pet Resort & Spa, Inc.	Personal and Laundry Services	Term Loan	Prime plus 2.75%	6/8/2028	7.9	7.9	7.1	—%
^Beyond Grooming LLC and Michelle McWatters	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	6/8/2043	42.6	42.6	46.4	0.02%
^Icebox Cafe, L.C. and Icebox Cafe at Doral, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/8/2028	755.7	755.7	681.1	0.23%
^Applied Behavioral Consulting, Inc	Social Assistance	Term Loan	Prime plus 2.75%	6/7/2043	49.5	49.5	53.7	0.02%
^H S Corporation dba Lake Anna Lodge	Accommodation	Term Loan	Prime plus 2.75%	6/7/2043	130.0	130.0	143.6	0.05%
^Anurag, LLC dba Oakwood Package Store	Food and Beverage Stores	Term Loan	Prime plus 2.75%	6/6/2043	136.0	136.0	140.0	0.05%
^Sowells Consulting Engineers, LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	6/6/2028	21.5	21.5	19.1	0.01%
^Hardway Inc and A F C Leasing, Inc	Rental and Leasing Services	Term Loan	Prime plus 2.75%	6/6/2028	282.7	282.7	249.7	0.09%
^Funtime ,LLC dba Indoor Playgrounds International	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	6/5/2028	239.1	239.1	211.3	0.07%
^SSD Designs LLC	Waste Management and Remediation Services	Term Loan	Prime plus 2.75%	6/5/2028	70.9	70.9	63.2	0.02%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
MARCH 31, 2019 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^BTD Feed & Nutrition, LLC dba Thomaston Feed Cheshire	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	6/1/2028	$50.1	$50.1	$44.3	0.02%
^Mastrocinque Restaurant Management Company LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/1/2028	80.0	80.0	77.6	0.03%
^Seraj Wireless, LLC	Electronics and Appliance Stores	Term Loan	Prime plus 2.75%	5/31/2028	118.6	118.6	122.2	0.04%
^Awan Business Management Group LLC, Awan Sign Company LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	5/31/2043	272.1	272.1	290.0	0.10%
^Brooks Seaplane Service Inc and Lunt Enterprises LLC	Scenic and Sightseeing Transportation	Term Loan	Prime plus 2.75%	5/31/2028	139.6	139.6	123.3	0.04%
^SSMV LLC dba Burgerim	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	5/30/2028	63.4	63.4	60.9	0.02%
^Eagle Aggregate Transportation, LLC	Truck Transportation	Term Loan	Prime plus 2.75%	5/30/2028	83.0	83.0	77.0	0.03%
^Crowley Ventures, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	5/29/2028	70.8	70.8	63.6	0.02%
^Iloka, Inc dba New Cloud Networks	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	5/25/2028	237.2	237.2	222.3	0.08%
^Conan Enterprises LLC	Nonstore Retailers	Term Loan	Prime plus 2.75%	5/25/2028	21.3	21.3	18.9	0.01%
^Adow Pools LLC	Personal and Laundry Services	Term Loan	Prime plus 2.75%	5/25/2028	166.0	166.0	150.3	0.05%
Starship, LLC dba Tint World Smyrna	Repair and Maintenance	Term Loan	Prime plus 2.75%	5/25/2043	97.3	97.3	105.3	0.04%
^Ocean Breeze Holdings, LLC, Ocean Beach Resort LLC & Ocean Breeze LanC	Accommodation	Term Loan	Prime plus 2.75%	5/25/2043	1,245.1	1,245.1	1,374.5	0.47%
^Broadalbin Properties LLC dba Broadalbin Hotel & 1854 Pub & Eatery	Accommodation	Term Loan	Prime plus 2.75%	10/25/2043	200.7	200.7	221.9	0.08%
^Dream Spa LLC and Dream Spa Greenwich LLC	Personal and Laundry Services	Term Loan	Prime plus 2.75%	5/25/2028	95.6	95.6	85.4	0.03%
^Seaside Acupuncture LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	5/24/2043	49.5	49.5	52.3	0.02%
^DMA Equipment LLC	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	5/24/2043	258.7	258.7	268.2	0.09%
^Chem-Flotronics, Inc.	Nonmetallic Mineral Product Manufacturing	Term Loan	Prime plus 2.75%	5/22/2028	94.9	94.9	85.7	0.03%
^LightStorm Security LLC	Administrative and Support Services	Term Loan	Prime plus 2.75%	5/21/2028	5.1	5.1	4.5	—%
^Yakov Levy M.D., P.C.	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	5/18/2028	104.1	104.1	92.4	0.03%
See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
MARCH 31, 2019 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Mark A Espinoza, DDS PLLC dba Central Dental Care	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	5/18/2028	$57.8	$57.8	$51.1	0.02%
^On Stage Enterprises LLC, On Stage Theaters Branson, LLC	Performing Arts, Spectator Sports, and Related Industries	Term Loan	Prime plus 2.75%	5/17/2028	237.2	237.2	209.5	0.07%
^JVLS LLC dba Vaccines 2 Go	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	5/17/2028	7.8	7.8	6.9	—%
^Clore Construction LLC	Heavy and Civil Engineering Construction	Term Loan	Prime plus 2.75%	5/16/2028	142.4	142.4	132.9	0.05%
^Joshua One Limited Liability Company dba Genesis Personal Fitness	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	5/16/2043	318.1	318.1	327.0	0.11%
^Fireplace Outlet Inc	Furniture and Home Furnishings Stores	Term Loan	Prime plus 2.75%	5/15/2028	21.3	21.3	22.2	0.01%
^James T. Hendel dba Autotexx Mobile Auto Repair	Repair and Maintenance	Term Loan	Prime plus 2.75%	5/15/2028	7.1	7.1	7.4	—%
^Galore Salon & Extension Lounge Inc dba Pretty Chic Hair & Lashes	Personal and Laundry Services	Term Loan	Prime plus 2.75%	5/14/2028	4.3	4.3	3.8	—%
^Adhara, LLC	Personal and Laundry Services	Term Loan	Prime plus 2.75%	5/11/2043	43.4	43.4	45.9	0.02%
^Bote Virginia Beach, Inc. dba Bote Virginia Beach	Sporting Goods, Hobby, Musical Instrument, and Book Stores	Term Loan	Prime plus 2.75%	5/11/2028	10.7	10.7	9.5	—%
^Circle and Square, Inc dba Stamford Kumon	Educational Services	Term Loan	Prime plus 2.75%	5/11/2028	40.3	40.3	35.6	0.01%
^Daniel Woodward, DC PLLC dba Doc’s Body Shop	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	5/11/2028	39.1	39.1	34.5	0.01%
^Baby Gentry’s Childcare & Learning Academy	Social Assistance	Term Loan	Prime plus 2.75%	5/10/2028	10.7	10.7	9.5	—%
^P & M Entertainment, LLC dba Luv 2 Play	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	5/10/2028	114.4	114.4	105.6	0.04%
^Buy Gitomer Inc., Gitgo LLC.,GitGo Archives, LLC, and Jeffrey Gitomer	Educational Services	Term Loan	Prime plus 2.75%	5/9/2043	717.4	717.4	792.0	0.27%
^Whitetail Nurseries Inc	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	5/9/2028	253.8	253.8	244.1	0.08%
^Oculi Entertainment Inc	Motion Picture and Sound Recording Industries	Term Loan	Prime plus 2.75%	5/8/2028	21.4	21.4	18.9	0.01%
^Schmaltz Operations LLC dba Companion Camp	Personal and Laundry Services	Term Loan	Prime plus 2.75%	5/7/2028	56.9	56.9	54.9	0.02%
^Container Shipping, LLC	Support Activities for Transportation	Term Loan	Prime plus 2.75%	5/4/2028	47.4	47.4	41.9	0.01%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
MARCH 31, 2019 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Wilbur Standford Jr Trucking and Excavating, LLC	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	5/3/2028	$227.7	$227.7	$223.5	0.08%
^McIntosh Trail Management Service Organization, Inc.	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	5/1/2028	90.1	90.1	93.6	0.03%
Olmsted LLC and 626 Van LLC dba Maison Yaki	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/1/2029	235.3	235.3	214.3	0.07%
Metropolitan Solutions Inc.	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	4/30/2043	122.9	122.9	129.4	0.04%
^Brenden Kehren Development LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	4/30/2028	2.8	2.8	2.5	—%
^Saltamontes Tire Company, LLC	Repair and Maintenance	Term Loan	Prime plus 2.75%	4/30/2043	101.3	101.3	107.6	0.04%
^Corona Dance, LLC dba Huracan Dance Studio	Performing Arts, Spectator Sports, and Related Industries	Term Loan	Prime plus 2.75%	4/30/2028	11.3	11.3	10.0	—%
^SOWC Associates LLC dba Serenity Oaks Wellness Center	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	4/30/2043	1,237.7	1,237.7	1,366.3	0.47%
^Sunlinc Inc	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	4/30/2028	9.2	9.2	8.1	—%
^Suraj Enterprises, Inc.	Food and Beverage Stores	Term Loan	Prime plus 2.75%	4/27/2028	295.0	295.0	280.9	0.10%
^Contrada Snacks LLC	Truck Transportation	Term Loan	Prime plus 2.75%	4/27/2028	9.6	9.6	8.5	—%
^Little Angels Daycare and Learning Center LLC	Social Assistance	Term Loan	Prime plus 2.75%	4/27/2043	158.8	158.8	175.3	0.06%
^Kastoria Inc. dba Bantam Pizza	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	4/27/2028	14.1	14.1	12.6	—%
^Rory James Contracting LLC	Construction of Buildings	Term Loan	Prime plus 2.75%	4/27/2028	15.1	15.1	13.4	—%
^LMH Optics LLC dba Sterling Optical	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	4/26/2028	47.1	47.1	41.7	0.01%
^RWT Corporation dba Welding Works	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	4/26/2043	210.1	210.1	207.4	0.07%
^Pledge 4 Hope LLC	Data Processing, Hosting, and Related Services	Term Loan	Prime plus 2.75%	4/26/2028	14.1	14.1	12.5	—%
^RWT Corporation dba Welding Works	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	4/26/2028	489.6	489.6	452.2	0.15%
^K&S Hardware LLC	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	4/26/2028	21.2	21.2	18.7	0.01%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
MARCH 31, 2019 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Matrix Z, LLC	Nonmetallic Mineral Product Manufacturing	Term Loan	Prime plus 2.75%	4/26/2028	$70.8	$70.8	$70.8	0.02%
^Joe & Sons Service, Inc	Repair and Maintenance	Term Loan	Prime plus 2.75%	4/24/2028	106.1	106.1	110.2	0.04%
Kneading Dough LLC dba NY Bagel Cafe & Deli,NY Bagel, New York Bagel	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/23/2029	18.1	18.1	16.7	0.01%
^Nando LLC dba Tall Timbers Banquet and Conference Center	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	4/20/2028	19.1	19.1	17.3	0.01%
^Just for Boats LLC	Repair and Maintenance	Term Loan	Prime plus 2.75%	4/20/2043	17.3	17.3	19.1	0.01%
^Digzy Dogz and Grill LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	4/20/2028	8.5	8.5	8.2	—%
^Spitnale’s Garage LLC	Repair and Maintenance	Term Loan	Prime plus 2.75%	4/20/2043	59.5	59.5	62.6	0.02%
^Rosemarie Products Company LLC	Health and Personal Care Stores	Term Loan	Prime plus 2.75%	4/18/2028	14.1	14.1	12.5	—%
^Means Enterprises LLC	Furniture and Home Furnishings Stores	Term Loan	Prime plus 2.75%	4/18/2028	7.1	7.1	6.3	—%
^James L Shoemaker APCC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	4/18/2028	15.1	15.1	13.4	—%
^A New Dawn Psychotherapy Associates, LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	4/18/2043	86.5	86.5	88.6	0.03%
^Veterinary Preventive Care, LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	4/18/2028	44.1	44.1	40.4	0.01%
^The Vine, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	4/17/2028	11.2	11.2	10.3	—%
^Southern Oaks Athletic Club, LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	4/17/2043	362.9	362.9	392.7	0.13%
^Southern HVAC LLC	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	4/17/2043	22.2	22.2	22.6	0.01%
^Southern HVAC LLC	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	4/17/2028	37.7	37.7	35.9	0.01%
^1301 Starks Inc.	Food and Beverage Stores	Term Loan	Prime plus 2.75%	4/16/2028	21.2	21.2	21.5	0.01%
^Patricia A. Freeman & Samuel C. Freeman dba Teenas Pizza	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	4/13/2043	43.0	43.0	45.4	0.02%
^Precision Components Group Inc	Miscellaneous Manufacturing	Term Loan	Prime plus 2.75%	4/11/2028	21.2	21.2	20.4	0.01%
^Sexy Nails Center LLC	Personal and Laundry Services	Term Loan	Prime plus 2.75%	4/10/2043	200.1	200.1	217.5	0.07%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
MARCH 31, 2019 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Mark Baker	Truck Transportation	Term Loan	Prime plus 2.75%	4/9/2028	$11.3	$11.3	$10.3	—%
^Innovation Transport LLC	Truck Transportation	Term Loan	Prime plus 2.75%	4/6/2028	48.3	48.3	46.5	0.02%
^Newsome Mobile Notary LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	4/5/2028	4.9	4.9	4.4	—%
^Shree Lakshminarayyn Grocery Stores LLC	Gasoline Stations	Term Loan	Prime plus 2.75%	4/5/2043	118.6	118.6	126.3	0.04%
^Bean City Bar and Grill LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	4/4/2043	93.4	93.4	99.9	0.03%
^Alaska Industrial Paint LLC	Repair and Maintenance	Term Loan	Prime plus 2.75%	3/30/2043	220.1	220.1	233.4	0.08%
^GQ Investments,LLC	Electrical Equipment, Appliance, and Component Manufacturing	Term Loan	Prime plus 2.75%	3/30/2028	197.2	197.2	177.9	0.06%
^B&C Texas Leasing Inc and M&W Hot Oil, Inc.	Truck Transportation	Term Loan	Prime plus 2.75%	3/30/2028	918.0	918.0	883.7	0.30%
^Master Roofing and Siding Inc.	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	3/30/2028	248.2	248.2	218.9	0.07%
^Romancing the Stone	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	3/30/2043	344.1	344.1	359.5	0.12%
^Alaska Industrial Paint LLC	Repair and Maintenance	Term Loan	Prime plus 2.75%	3/30/2028	116.9	116.9	117.0	0.04%
^Michael S Brown Physical Therapy, P.C	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	3/30/2028	92.0	92.0	81.2	0.03%
^Arrow Freight Inc	Truck Transportation	Term Loan	Prime plus 2.75%	3/30/2028	666.0	666.0	587.3	0.20%
^B&C Texas Leasing Inc., M & W Hot Oill, Inc	Truck Transportation	Term Loan	Prime plus 2.75%	3/30/2043	266.5	266.5	272.9	0.09%
^Fifth Wheel Truck Stop 001	Gasoline Stations	Term Loan	Prime plus 2.75%	3/30/2043	1,132.4	1,132.4	1,143.3	0.39%
^Boulevard Books Inc.	Publishing Industries (except Internet)	Term Loan	Prime plus 2.75%	3/30/2043	119.7	119.7	127.7	0.04%
^America’s Little Leaders Academy, Inc	Social Assistance	Term Loan	Prime plus 2.75%	3/30/2043	22.2	22.2	23.8	0.01%
^Payne’s Environmental Services LLC	Administrative and Support Services	Term Loan	Prime plus 2.75%	3/30/2028	212.3	212.3	202.7	0.07%
^Technical Ordnance Solutions,LLC	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	3/30/2028	1,142.6	1,142.6	1,016.0	0.35%
^Kaz Wellness, LLC dba Grounded Wellness Center	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	3/29/2028	14.9	14.9	13.8	—%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
MARCH 31, 2019 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Hot Shot Services, Inc and TFB, Ltd Co	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	3/29/2043	$394.8	$394.8	$435.5	0.15%
Lou & Choo Enterprises Inc.	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/28/2044	33.8	33.8	37.4	0.01%
^Cartwright Termite & Pest Control Inc. and Cartwright Termite & Pest Control	Administrative and Support Services	Term Loan	Prime plus 2.75%	3/28/2028	218.0	218.0	206.8	0.07%
^Kenneth Whelchel dba Whelchel Fencing and Construction	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	3/28/2028	61.6	61.6	57.4	0.02%
^Montage Mountain Resorts, LP	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	3/28/2043	1,233.7	1,233.7	1,360.8	0.47%
^Corning Lumber Company Inc & Frank R Close & Son Inc	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	3/28/2028	82.0	82.0	85.0	0.03%
^Clancy 15 LLC and Allied Molded Products LLC	Plastics and Rubber Products Manufacturing	Term Loan	Prime plus 2.75%	3/28/2043	212.4	212.4	216.5	0.07%
^Clancy 15 LLC and Allied Molded Products LLC	Plastics and Rubber Products Manufacturing	Term Loan	Prime plus 2.75%	3/28/2028	145.1	145.1	138.7	0.05%
^K.C. Communications, Inc.	Telecommunications	Term Loan	Prime plus 2.75%	3/27/2028	58.5	58.5	60.7	0.02%
^Towing Professionals of Arizona Inc dba Shamrock Towing & All Valley	Support Activities for Transportation	Term Loan	Prime plus 2.75%	3/26/2043	531.7	531.7	524.0	0.18%
^Towing Professionals of Arizona Inc dba Shamrock Towing, All Valley	Support Activities for Transportation	Term Loan	Prime plus 2.75%	3/26/2028	140.5	140.5	129.5	0.04%
^Cable Management, LLC	Waste Management and Remediation Services	Term Loan	Prime plus 2.75%	3/23/2028	92.7	92.7	89.2	0.03%
^Aque Investment Group LLC	Real Estate	Term Loan	Prime plus 2.75%	3/23/2028	248.7	248.7	258.0	0.09%
^Denton BioFuels LLC and Amercian BioSource, LLC	Waste Management and Remediation Services	Term Loan	Prime plus 2.75%	3/23/2028	91.3	91.3	85.6	0.03%
^All Regional Recyclers of Wood LLC dba ARROW	Waste Management and Remediation Services	Term Loan	Prime plus 2.75%	3/23/2028	122.9	122.9	118.1	0.04%
^Shweiki Media Inc dba Study Breaks Magazine	Publishing Industries (except Internet)	Term Loan	Prime plus 2.75%	3/23/2028	70.3	70.3	71.7	0.02%
^Sunshine Tents and Event Rentals LLC	Rental and Leasing Services	Term Loan	Prime plus 2.75%	3/23/2028	57.8	57.8	60.0	0.02%
^New York Label & Box Corp	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	3/23/2043	1,233.7	1,233.7	1,298.7	0.44%
^Sofasco, Inc	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	3/23/2043	98.7	98.7	99.9	0.03%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
MARCH 31, 2019 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Kajun Martial Arts LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	3/23/2028	$21.1	$21.1	$19.0	0.01%
^ME Interiors LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	3/22/2028	17.6	17.6	15.5	0.01%
^GeoTek Alaska, Inc	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	3/21/2043	838.9	838.9	885.6	0.30%
^Rexco Foods LLC dba Papa John’s	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/20/2028	39.8	39.8	35.1	0.01%
^RTSP Union LLC	Sporting Goods, Hobby, Musical Instrument, and Book Stores	Term Loan	Prime plus 2.75%	9/20/2028	1,164.4	1,164.4	1,096.3	0.38%
^Cest Chic Concepts, LLC dba Salon Cest Chic	Personal and Laundry Services	Term Loan	Prime plus 2.75%	3/19/2028	10.5	10.5	9.6	—%
^Petroleum Equipment & Services, Inc	Support Activities for Mining	Term Loan	Prime plus 2.75%	3/16/2028	234.2	234.2	241.7	0.08%
^Camerabots Media, LLC	Motion Picture and Sound Recording Industries	Term Loan	Prime plus 2.75%	3/16/2028	14.1	14.1	12.7	—%
^Car Pro Auto Spa of Stuart, LLC dba Tide Pools Island Gifts	Repair and Maintenance	Term Loan	Prime plus 2.75%	3/16/2028	21.1	21.1	21.9	0.01%
^Rojenco, Inc. dba Buggy Bathe Auto Wash Lube & Detail Shoppe	Repair and Maintenance	Term Loan	Prime plus 2.75%	3/15/2043	512.2	512.2	547.1	0.19%
^Rojenco II,Inc.	Repair and Maintenance	Term Loan	Prime plus 2.75%	9/15/2043	76.1	76.1	81.3	0.03%
^Bear Bones, Inc.	Beverage and Tobacco Product Manufacturing	Term Loan	Prime plus 2.75%	3/15/2043	22.2	22.2	24.0	0.01%
^CTD Operations Inc	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	7/15/2028	62.1	62.1	55.9	0.02%
^Rojenco, Inc. dba The Buggy Bathe Auto Wash Lube & Detail Shoppe	Repair and Maintenance	Term Loan	Prime plus 2.75%	9/15/2043	76.1	76.1	81.3	0.03%
^Rojenco II, Inc.	Repair and Maintenance	Term Loan	Prime plus 2.75%	3/15/2043	397.2	397.2	424.3	0.15%
^Summit Insights Group LLC	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	Term Loan	Prime plus 2.75%	3/14/2028	79.0	79.0	69.7	0.02%
^Dante Ultimate Cleaning Service LLC	Administrative and Support Services	Term Loan	Prime plus 2.75%	3/9/2028	9.6	9.6	9.0	—%
^SRG Waterfront LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/9/2028	292.7	292.7	261.9	0.09%
See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
MARCH 31, 2019 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^2b Mom Inc dba Mom’s the Word Maternity	Clothing and Clothing Accessories Stores	Term Loan	Prime plus 2.75%	3/9/2028	$91.4	$91.4	$80.6	0.03%
^Bee Kidz Funzone Inc	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	3/9/2028	183.5	183.5	167.8	0.06%
^Integrity Machinery Moving, LLC	Support Activities for Transportation	Term Loan	Prime plus 2.75%	3/8/2028	21.1	21.1	21.9	0.01%
^Treft Systems Inc	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	3/8/2028	14.1	14.1	12.5	—%
^Unpainted Arizona, LLC dba Westside Bowl	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	8/7/2043	103.4	103.4	108.0	0.04%
^Play4Fun dba Luv 2 Play	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	3/7/2028	167.5	167.5	154.9	0.05%
^BC Bishop Enterprises LLC dba 9Round Pooler	Educational Services	Term Loan	Prime plus 2.75%	3/2/2028	7.9	7.9	7.1	—%
^Espinoza & Salinas Group Ltd dba Credit 360 Consulting	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	3/2/2028	4.6	4.6	4.2	—%
^Stepping Stones Childrens Academy	Social Assistance	Term Loan	Prime plus 2.75%	3/2/2043	251.2	251.2	270.5	0.09%
^Connie Engelbrecht	Nonmetallic Mineral Product Manufacturing	Term Loan	Prime plus 2.75%	2/28/2028	2.8	2.8	2.5	—%
^The Law Offices of Samuel R Miller LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	2/28/2043	117.3	117.3	129.1	0.04%
^Merciful Heavenly Homes, LLC	Nursing and Residential Care Facilities	Term Loan	8%	2/28/2043	65.1	65.1	60.9	0.02%
^Urban Fitness Group LLC dba Crunch Fitness Group LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	2/28/2028	208.4	208.4	216.2	0.07%
^Carey Collision Repairs Inc.	Repair and Maintenance	Term Loan	Prime plus 2.75%	2/27/2028	69.8	69.8	63.3	0.02%
^Betty’s Catering Corp, Betty’s Decoration & Wedding Center Inc.	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/26/2043	351.1	351.1	387.3	0.13%
^Purely Seed LLC	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	2/26/2028	116.3	116.3	102.6	0.04%
^Carries Cakes and Catering, Inc dba Carrie’s Cakes and Confections	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/23/2028	4.7	4.7	4.2	—%
^Jackpine Technologies Corporation	Publishing Industries (except Internet)	Term Loan	Prime plus 2.75%	2/22/2028	73.6	73.6	71.4	0.02%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
MARCH 31, 2019 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Crossfit iQ LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	2/21/2028	$39.5	$39.5	$35.9	0.01%
^Wellfleet Consulting Inc.	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	2/21/2028	14.0	14.0	12.3	—%
^New View Media Group LLC	Publishing Industries (except Internet)	Term Loan	Prime plus 2.75%	2/16/2028	76.8	76.8	79.6	0.03%
^Town & Country Transportation Co.	Transit and Ground Passenger Transportation	Term Loan	Prime plus 2.75%	2/16/2028	61.7	61.7	64.0	0.02%
^Lulinjett LLC dba All American Printing & Design	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	2/14/2043	104.9	104.9	115.7	0.04%
^Margab Inc dba Smoothie King	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/13/2028	11.9	11.9	10.8	—%
^JumboMarkets, Inc.	Food and Beverage Stores	Term Loan	Prime plus 2.75%	2/13/2028	193.1	193.1	176.7	0.06%
^Tony Herring & Associates, Inc.	Furniture and Home Furnishings Stores	Term Loan	Prime plus 2.75%	2/9/2028	7.7	7.7	7.8	—%
^Quality Machine of Iowa, Inc	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	2/9/2028	1,200.2	1,200.2	1,157.9	0.40%
^Start “UP “Dreams, Inc dba SDC Concrete and Start”UP” Dream Construction	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	2/9/2028	69.8	69.8	65.3	0.02%
^Apps Inc., Market Share, and Singular Leaseholdings LLC	Telecommunications	Term Loan	Prime plus 2.75%	2/8/2028	487.7	487.7	430.1	0.15%
^De La Vega LLC dba De La Vega Deland and De La Vega Oviedo	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/7/2028	73.2	73.2	67.2	0.02%
^Macrotech Integrated Management Solutions dba Extreme Lawn Care	Repair and Maintenance	Term Loan	Prime plus 2.75%	2/5/2028	11.2	11.2	11.6	—%
^Midlothian Hardware Inc dba Grills True Value	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	2/2/2028	14.0	14.0	14.4	—%
^M&R Wong LLC	Administrative and Support Services	Term Loan	Prime plus 2.75%	2/1/2028	11.1	11.1	9.8	—%
^Chace Building Supply of CT Inc.,	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	1/31/2043	295.6	295.6	326.1	0.11%
^USA General Investment LLC dba Braniff Paint and Body Shop	Repair and Maintenance	Term Loan	Prime plus 2.75%	1/31/2028	13.9	13.9	12.6	—%
^Rocco’sLandscaping LLC	Administrative and Support Services	Term Loan	Prime plus 2.75%	1/31/2043	73.8	73.8	81.4	0.03%
^WydeBodi, LLC dba Wyde Bodi Auto Tags	Support Activities for Transportation	Term Loan	Prime plus 2.75%	1/30/2043	46.8	46.8	49.8	0.02%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
MARCH 31, 2019 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^New Phaze Packaging Inc	Paper Manufacturing	Term Loan	Prime plus 2.75%	1/26/2043	$944.2	$944.2	$1,035.5	0.35%
^Parati USA Inc	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	1/25/2028	19.6	19.6	17.3	0.01%
^Concrete Services LLC and James Ward	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	1/25/2028	92.4	92.4	86.7	0.03%
^Southside BBQ Corp	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	1/25/2028	18.0	18.0	18.7	0.01%
^Flair Interiors, Inc dba Giant Don’s Flooring America	Furniture and Home Furnishings Stores	Term Loan	Prime plus 2.75%	1/24/2028	127.1	127.1	131.8	0.05%
^Tier1 Solutions LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	1/23/2028	6.9	6.9	6.3	—%
^Weeping Willow Kennels, Inc.	Personal and Laundry Services	Term Loan	Prime plus 2.75%	1/19/2028	9.7	9.7	10.1	—%
^Friend Contractors, LLC	Construction of Buildings	Term Loan	Prime plus 2.75%	1/19/2043	228.9	228.9	240.1	0.08%
^Lavish Specs Inc	Machinery Manufacturing	Term Loan	Prime plus 2.75%	1/19/2028	6.9	6.9	6.1	—%
^MedWorxs Inc.	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	1/18/2028	72.8	72.8	64.2	0.02%
^Lou & Choo Enterprises Inc dba Lou & Choo Lounge	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	1/18/2043	113.2	113.2	117.9	0.04%
^Specialized Dairy Processors LLC and Nathaly Zapata	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	1/16/2028	60.1	60.1	53.0	0.02%
^Human Resource Time Manager LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	1/8/2028	14.3	14.3	14.8	0.01%
^Impress Therapeutic Massage LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	1/8/2043	62.0	62.0	66.6	0.02%
^Crad Holding LLC dba Neighborhood Laundry of Bloomfield	Personal and Laundry Services	Term Loan	Prime plus 2.75%	1/5/2028	57.8	57.8	51.4	0.02%
^Sandfree Systems LLC	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	1/5/2028	6.9	6.9	7.2	—%
^Social Link LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	12/29/2027	10.3	10.3	9.1	—%
^Anglin Cultured Stone Products LLC	Construction of Buildings	Term Loan	Prime plus 2.75%	12/27/2042	632.8	632.8	634.0	0.22%
^Morrocco Method, Inc	Chemical Manufacturing	Term Loan	Prime plus 2.75%	12/27/2042	715.3	715.3	768.8	0.26%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
MARCH 31, 2019 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Salida Family Chiropractic-PPLC dba Salida Sport and Spine	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/22/2027	$11.0	$11.0	$9.7	—%
^Landmark Ventures USA Inc	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	Term Loan	Prime plus 2.75%	12/22/2027	57.4	57.4	50.5	0.02%
^TrialHawk Litigation Group LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	12/22/2027	14.5	14.5	12.7	—%
^Advance Case Parts Inc	Repair and Maintenance	Term Loan	Prime plus 2.75%	12/22/2027	45.4	45.4	43.9	0.02%
^Dudeck Enterprise LLC dba Detail Garage Las Vegas	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	12/22/2027	14.9	14.9	15.5	0.01%
^Muckamuck Trucks, Inc.	Truck Transportation	Term Loan	Prime plus 2.75%	12/22/2027	12.7	12.7	12.2	—%
^Medical Plaza of Boro Park PC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/22/2027	57.4	57.4	50.5	0.02%
^O’Rourke’s Diner, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/22/2027	3.4	3.4	3.4	—%
^Bisson Transportation Inc	Truck Transportation	Term Loan	Prime plus 2.75%	12/22/2027	68.9	68.9	68.1	0.02%
^Jacliff Investments Inc dba International Heal	Publishing Industries (except Internet)	Term Loan	Prime plus 2.75%	12/22/2027	45.9	45.9	40.4	0.01%
^Lab Partner, LLC and Beechtree Diagnostics, LLP and Cottonwood Diagnostics	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	12/22/2027	714.6	714.6	638.3	0.22%
^DHD Enterprise LLC dba Edible Arrangements #1699	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	12/21/2027	21.0	21.0	19.4	0.01%
^Tropical Stone LLC	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	12/21/2027	173.2	173.2	179.4	0.06%
^Ameco Forest Products LLC	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	12/21/2027	160.7	160.7	166.5	0.06%
^Blue Lagoon Resort, LLC dba Hill View Cottages	Accommodation	Term Loan	Prime plus 2.75%	12/21/2042	184.8	184.8	203.7	0.07%
^CT Auto Spa LLC	Repair and Maintenance	Term Loan	Prime plus 2.75%	12/21/2027	198.5	198.5	204.0	0.07%
^DBMS Consulting, Inc.	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	12/20/2027	68.9	68.9	66.4	0.02%
^Best Quality Home Care LLC	Nursing and Residential Care Facilities	Term Loan	Prime plus 2.75%	12/19/2027	7.1	7.1	6.3	—%
^CZAR Industries, Inc.	Machinery Manufacturing	Term Loan	Prime plus 2.75%	12/19/2027	248.9	248.9	234.3	0.08%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
MARCH 31, 2019 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Auto Excellance of Fort Myers Inc.	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	12/19/2042	$104.4	$104.4	$115.1	0.04%
^JMD Aviation Holdings, LLC	Rental and Leasing Services	Term Loan	Prime plus 2.75%	12/15/2027	459.1	459.1	468.4	0.16%
^Capital Containers LLC	Truck Transportation	Term Loan	Prime plus 2.75%	12/15/2027	20.7	20.7	18.6	0.01%
^Ocean Trans LLC & Dehal Trucking LLC	Truck Transportation	Term Loan	Prime plus 2.75%	12/15/2042	599.6	599.6	603.2	0.21%
^Crystal II Auto Glass Inc	Repair and Maintenance	Term Loan	Prime plus 2.75%	12/15/2027	14.1	14.1	12.5	—%
^1-0 Granny’s Helpful Hands, LLC	Nursing and Residential Care Facilities	Term Loan	Prime plus 2.75%	12/15/2027	20.7	20.7	18.4	0.01%
^Legion Bowl, Inc & Legion Pub Inc	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	12/15/2042	328.5	328.5	362.1	0.12%
^Montessori Community School	Social Assistance	Term Loan	Prime plus 2.75%	12/15/2027	57.7	57.7	55.2	0.02%
Neville Galvanizing, Inc	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	12/15/2042	625.0	625.0	648.4	0.22%
^Peanut Butter & Co., Inc	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	12/15/2027	206.6	206.6	181.9	0.06%
^Barcade Holdings, LLC ,Barcade LLC,& Barcade New Haven LLC	Management of Companies and Enterprises	Term Loan	Prime plus 2.75%	12/14/2027	57.9	57.9	52.0	0.02%
^LP Industries Inc. dba Childforms	Plastics and Rubber Products Manufacturing	Term Loan	Prime plus 2.75%	12/14/2027	68.9	68.9	67.6	0.02%
^Beale Street Blues Company Inc.dba B.B. King’s Club-Memphis	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/14/2027	925.1	925.1	821.7	0.28%
^Hana Pastries Enterprises LLC dba Hana Kitchens, Hana Pastries, Inc.	Food Manufacturing	Term Loan	Prime plus 2.75%	12/14/2027	88.6	88.6	88.6	0.03%
^AADJ Empire Inc and AADJ Galaxy Inc.	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/14/2042	178.2	178.2	182.5	0.06%
^Heung Kyun Im	Nonstore Retailers	Term Loan	Prime plus 2.75%	12/14/2027	14.2	14.2	12.5	—%
^Atlas Geo-Constructors, LLC	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	12/14/2027	279.1	279.1	271.9	0.09%
^Royalty Freight Inc	Truck Transportation	Term Loan	Prime plus 2.75%	12/14/2027	614.0	614.0	540.7	0.19%
^KR Calvert & Co, LLC	Transit and Ground Passenger Transportation	Term Loan	Prime plus 2.75%	12/14/2027	444.1	444.1	392.8	0.13%
^Nichols Fire and Security LLC	Administrative and Support Services	Term Loan	Prime plus 2.75%	12/13/2042	86.0	86.0	90.0	0.03%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
MARCH 31, 2019 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Hardway Inc & AFC Leasing Inc	Rental and Leasing Services	Term Loan	Prime plus 2.75%	12/13/2027	$842.4	$842.4	$741.7	0.25%
^Sky Way Enterprises, Inc, A-Liner-8-Aviation, Inc, Kissimmee Aviation	Air Transportation	Term Loan	Prime plus 2.75%	12/12/2027	461.7	461.7	406.5	0.14%
^The Ohio Valley Group Inc dba Ohio Valley Landscapes & Design	Administrative and Support Services	Term Loan	Prime plus 2.75%	12/12/2027	13.8	13.8	12.6	—%
^Big Picture Group LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	12/12/2027	344.8	344.8	317.4	0.11%
^Jai Ganeshai LLC, Mahiveera 1 LLC, Mahiveera 2 LLC & KSVP LLC	Gasoline Stations	Term Loan	Prime plus 2.75%	12/12/2027	45.9	45.9	40.4	0.01%
^A-1 Van Services Inc	Transit and Ground Passenger Transportation	Term Loan	Prime plus 2.75%	12/12/2027	660.8	660.8	643.6	0.22%
^Clore Construction LLC	Heavy and Civil Engineering Construction	Term Loan	Prime plus 2.75%	12/12/2027	424.8	424.8	409.9	0.14%
^LPB LPB Property Management Inc dba Wilderness View Cabins	Real Estate	Term Loan	Prime plus 2.75%	12/12/2042	98.4	98.4	108.0	0.04%
^AV Strategy Inc	Rental and Leasing Services	Term Loan	Prime plus 2.75%	12/8/2027	406.3	406.3	384.1	0.13%
^Clear Sound Communications, Inc	Administrative and Support Services	Term Loan	Prime plus 2.75%	12/8/2027	3.4	3.4	3.0	—%
^JVLS LLC dba Vaccines 2 Go	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/7/2027	13.8	13.8	12.1	—%
^Kim Howard Corp dba NPN Machine Tools	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	12/7/2042	566.1	566.1	622.3	0.21%
^IHC Hardware Inc.	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	12/6/2042	98.3	98.3	99.4	0.03%
^ODS Inc	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	12/6/2027	45.0	45.0	42.1	0.01%
^Oil Palace, Inc.	Performing Arts, Spectator Sports, and Related Industries	Term Loan	Prime plus 2.75%	12/4/2042	973.2	973.2	1,072.7	0.37%
^Healthcare Interventions, Inc	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/4/2027	13.8	13.8	12.1	—%
^PS Camping Inc.	Accommodation	Term Loan	Prime plus 2.75%	12/1/2027	18.8	18.8	19.2	0.01%
^Linda Jean Howard Riley dba The Rusty Bolt	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	12/1/2042	20.6	20.6	22.8	0.01%
^Salud Bar & Grill LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/1/2027	51.6	51.6	45.7	0.02%
See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
MARCH 31, 2019 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Utara LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/1/2027	$21.4	$21.4	$20.0	0.01%
^Square1 Partners, LLC	Publishing Industries (except Internet)	Term Loan	Prime plus 2.75%	12/1/2027	57.4	57.4	50.6	0.02%
^Fortress Verve Inc, Maurice R. Margules and Antonie C. Reinhard	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	11/30/2027	119.7	119.7	120.7	0.04%
^WTI Distribution Inc	Support Activities for Transportation	Term Loan	Prime plus 2.75%	11/30/2027	36.5	36.5	34.8	0.01%
^Frontier Sand LLC	Mining (except Oil and Gas)	Term Loan	Prime plus 2.75%	11/30/2027	469.8	469.8	467.5	0.16%
^Create- A- Stitch, Inc	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	11/30/2042	85.9	85.9	93.4	0.03%
^J. Venture Holdings, LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	11/30/2027	11.4	11.4	11.8	—%
^Skin Beauty Bar Inc. and Tameka J. Mathis	Personal and Laundry Services	Term Loan	Prime plus 2.75%	11/30/2027	8.2	8.2	7.5	—%
^Clearwater Transportation LTD dba Thrifty Car Rental, Dollar Rent A Car	Rental and Leasing Services	Term Loan	Prime plus 2.75%	11/29/2027	158.3	158.3	142.8	0.05%
^Our Playhouse Preschool, LLC	Social Assistance	Term Loan	Prime plus 2.75%	11/29/2042	233.5	233.5	257.3	0.09%
^OPH Lexington, Inc	Social Assistance	Term Loan	Prime plus 2.75%	11/29/2042	192.5	192.5	212.2	0.07%
^Amped Coffee Company LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/28/2027	57.1	57.1	59.2	0.02%
^Beacon Brewing LLC and C’ Sons, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/27/2042	124.6	124.6	137.3	0.05%
^Step Up Academy of the Arts, LLC	Educational Services	Term Loan	Prime plus 2.75%	11/22/2027	14.4	14.4	12.7	—%
^Webtez Inc dba Mod Vans	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	11/22/2027	63.8	63.8	56.5	0.02%
^JMD Corporation dba Dart’s True Value	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	11/22/2027	17.1	17.1	16.3	0.01%
^Glencadia Corporation	Personal and Laundry Services	Term Loan	Prime plus 2.75%	11/21/2027	3.5	3.5	3.1	—%
^Grumpy’s Restaurant Company, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/21/2027	64.8	64.8	57.3	0.02%
^Cali Fit Meals	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/21/2027	20.5	20.5	19.6	0.01%
^PB Market LLC dba Pure Barre	Educational Services	Term Loan	Prime plus 2.75%	11/21/2027	98.9	98.9	87.3	0.03%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
MARCH 31, 2019 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^N Transport LLC	Truck Transportation	Term Loan	Prime plus 2.75%	11/20/2027	$385.5	$385.5	$339.4	0.12%
^N Transport LLC	Truck Transportation	Term Loan	Prime plus 2.75%	11/20/2042	175.3	175.3	165.9	0.06%
^B Lam LLC	Personal and Laundry Services	Term Loan	Prime plus 2.75%	11/20/2042	177.9	177.9	191.5	0.07%
^Maya Motel, LLC dba Town House Motel	Accommodation	Term Loan	Prime plus 2.75%	11/17/2042	55.9	55.9	61.7	0.02%
^TPE Midstream LLC, Dasham Company dba Sahm Co & S & S Ventures Inc.	Rental and Leasing Services	Term Loan	Prime plus 2.75%	11/17/2027	170.1	170.1	166.5	0.06%
^SSI Refrigerated Express Inc. and Robert M Stallone	Truck Transportation	Term Loan	Prime plus 2.75%	11/17/2027	57.2	57.2	51.6	0.02%
^Jacob’s Towing, Inc.dba Jacob’s Automotive Locksmith & Jacob’s Auto Repair	Support Activities for Transportation	Term Loan	Prime plus 2.75%	11/17/2027	45.6	45.6	42.2	0.01%
^Southern Specialty Contractor, LLC & Ronald David Holbrook Jr.	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	11/17/2027	48.3	48.3	43.0	0.01%
^H & H Hotshot Services, Inc.	Couriers and Messengers	Term Loan	Prime plus 2.75%	11/16/2027	63.8	63.8	58.9	0.02%
^Murf & Sons LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/16/2027	151.7	151.7	135.8	0.05%
^J R Wholesale Tires & Auto Center, LLC	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	11/15/2042	13.3	13.3	14.6	—%
^Marcaco LLC	Nonmetallic Mineral Product Manufacturing	Term Loan	Prime plus 2.75%	11/15/2042	649.3	649.3	698.7	0.24%
^Auto Rx LLC,J&P Auto Repair Inc	Repair and Maintenance	Term Loan	Prime plus 2.75%	11/15/2042	192.6	192.6	210.9	0.07%
Paramount Dance Studios Inc. and Homestead Dance Supply	Educational Services	Term Loan	Prime plus 2.75%	10/14/2043	414.5	414.5	443.4	0.15%
^GFA International Inc.	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	11/13/2027	85.5	85.5	88.6	0.03%
^Wing King at the Gardens LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/10/2027	8.9	8.9	7.8	—%
^Linqserv Inc.	Transit and Ground Passenger Transportation	Term Loan	Prime plus 2.75%	11/9/2027	296.9	296.9	307.0	0.11%
^Hofgard & Co, Inc dba Hofgard Benefits and James Marsh	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	11/8/2027	13.7	13.7	12.0	—%
^JNP Delivery Inc	Couriers and Messengers	Term Loan	Prime plus 2.75%	11/7/2027	102.1	102.1	96.2	0.03%
^His Loving Hands Christian Academy, Inc.	Social Assistance	Term Loan	Prime plus 2.75%	11/6/2042	90.1	90.1	96.9	0.03%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
MARCH 31, 2019 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^S & S Auto Body Shop Inc.	Repair and Maintenance	Term Loan	Prime plus 2.75%	11/3/2042	$162.0	$162.0	$176.9	0.06%
^Sterling Campbell Insurance Agency, Inc	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	11/3/2027	6.8	6.8	6.0	—%
^Top Quality Dent Service LLC	Repair and Maintenance	Term Loan	Prime plus 2.75%	11/2/2027	5.5	5.5	4.8	—%
^ Edge Studios Inc Radiant Yoga LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	11/1/2027	60.4	60.4	54.6	0.02%
^Rachael Reel dba Rachel Reel Insurance Age	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	10/31/2027	6.8	6.8	6.0	—%
^Berza TLG,LLC dba The Little Gym of Lake Charles	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	10/31/2027	38.4	38.4	34.5	0.01%
^Die Hard Used Car Sales	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	10/30/2042	55.2	55.2	60.8	0.02%
^The Five Lakes LLC	Educational Services	Term Loan	Prime plus 2.75%	10/30/2042	465.6	465.6	513.2	0.18%
^Blue Eagle Transport Inc , Golden Eagle Transport, Inc & Green Eagle Transport	Couriers and Messengers	Term Loan	Prime plus 2.75%	10/27/2027	34.0	34.0	30.9	0.01%
^Sage Oil LLC	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	10/27/2027	9.1	9.1	8.1	—%
^Ashore Ventures Inc dba PuroClean Professional Restoration	Repair and Maintenance	Term Loan	Prime plus 2.75%	10/27/2027	13.2	13.2	12.0	—%
^Cardinal Homes, Inc	Wood Product Manufacturing	Term Loan	Prime plus 2.75%	10/27/2027	99.1	99.1	102.7	0.04%
^Suzie LLC dba Tony D’s Restaurant	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	10/25/2042	85.8	85.8	93.3	0.03%
^White Walker LLC dba Frenchette	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	10/25/2027	253.9	253.9	263.0	0.09%
^Grand Blanc Lanes, Inc.	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	10/25/2027	13.6	13.6	14.1	—%
^Schafer Fisheries Inc	Food Manufacturing	Term Loan	Prime plus 2.75%	10/25/2027	31.7	31.7	32.8	0.01%
^Action Physical Therapy Yoga and Wellness Center Inc.	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	10/24/2027	20.4	20.4	20.1	0.01%
^The Jig, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	10/24/2042	74.8	74.8	80.0	0.03%
^Florida Apnea Diagnostics LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	10/20/2027	145.7	145.7	130.8	0.04%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
MARCH 31, 2019 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Looky Enterprises, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	10/18/2027	$60.2	$60.2	$54.6	0.02%
^Island Refrigeration & AC Inc	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	10/18/2042	136.6	136.6	144.0	0.05%
^H and K Dry Cleaning LLC, Quintero Shopping Center LLC, Aqua Laundry, LLC	Electronics and Appliance Stores	Term Loan	8.06%	10/17/2042	63.1	63.1	59.1	0.02%
^Blueridge Armor LLC	Miscellaneous Manufacturing	Term Loan	Prime plus 2.75%	10/17/2027	7.5	7.5	7.1	—%
^Crawfordsville Fitness LLC dba Planet Fitness	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	10/13/2027	112.4	112.4	101.8	0.03%
^Albas Bar & Grill LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	10/13/2042	44.1	44.1	44.8	0.02%
^Cortez Landscaping, LLC	Administrative and Support Services	Term Loan	Prime plus 2.75%	10/13/2027	17.4	17.4	16.3	0.01%
^On Call Services LLC	Construction of Buildings	Term Loan	Prime plus 2.75%	10/13/2027	16.3	16.3	16.9	0.01%
^JD Ventures LLC and JD Roof Co LLC	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	10/12/2027	20.4	20.4	18.4	0.01%
^Pro Anderson, LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	10/11/2027	49.0	49.0	43.8	0.01%
^Sandbox Ventures LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	10/11/2027	17.0	17.0	16.8	0.01%
^Eye Optique Inc.	Health and Personal Care Stores	Term Loan	Prime plus 2.75%	10/5/2027	13.6	13.6	12.0	—%
^Becky Lou Corp dba Rent A Center	Rental and Leasing Services	Term Loan	Prime plus 2.75%	10/2/2027	82.5	82.5	77.7	0.03%
^Ains Holding Company LLC	Management of Companies and Enterprises	Term Loan	Prime plus 2.75%	10/2/2027	75.8	75.8	68.6	0.02%
^Dan Cline Transport Inc.	Truck Transportation	Term Loan	Prime plus 2.75%	9/29/2030	936.6	936.6	900.5	0.31%
^Cagwin Trucking LLC	Truck Transportation	Term Loan	Prime plus 2.75%	9/29/2042	319.0	319.0	353.4	0.12%
^Sashshel Corporation	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/29/2042	208.3	208.3	233.5	0.08%
^Threads of Time LLC	Sporting Goods, Hobby, Musical Instrument, and Book Stores	Term Loan	Prime plus 2.75%	9/29/2042	134.6	134.6	144.8	0.05%
^Harco Metal Products Inc	Primary Metal Manufacturing	Term Loan	Prime plus 2.75%	9/29/2042	481.5	481.5	503.9	0.17%
^Miechella Suzette Decker	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	9/29/2042	98.0	98.0	109.9	0.04%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
MARCH 31, 2019 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Chicago American Manufacturing LLC, Dockside Steel Processing, LLC	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	9/29/2042	$1,225.9	$1,225.9	$1,335.6	0.46%
^National Media Services, Inc	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	9/28/2027	16.9	16.9	15.6	0.01%
^Rhode Island Tennis Management LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	9/28/2042	374.9	374.9	402.7	0.14%
^Rhode Island Tennis Management LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	9/28/2042	538.4	538.4	578.3	0.20%
^Pets A Go Go LLC	Personal and Laundry Services	Term Loan	Prime plus 2.75%	9/28/2042	195.0	195.0	214.0	0.07%
^Nicholson Lumber Co Inc.	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	9/28/2030	200.3	200.3	207.6	0.07%
^Complete Care IT LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	9/27/2027	13.2	13.2	12.3	—%
^Technologist Inc	Heavy and Civil Engineering Construction	Term Loan	Prime plus 2.75%	9/27/2027	248.8	248.8	258.9	0.09%
^Inspirations Food Design, Inc	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/26/2042	456.9	456.9	495.5	0.17%
^Rollins Construction & Trucking LLC	Construction of Buildings	Term Loan	Prime plus 2.75%	9/26/2027	298.4	298.4	305.3	0.10%
^KB Waterjet Cutting LLC	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	9/22/2027	9.2	9.2	8.9	—%
^JPS Arthur Kill Rd Bakery Corp dba Aunt Butches of Brooklyn	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/22/2027	20.2	20.2	18.9	0.01%
^Magnation Corporation	Utilities	Term Loan	Prime plus 2.75%	9/22/2027	44.9	44.9	46.9	0.02%
^Sallee Pro-Custom Fabrication Shop LLC	Repair and Maintenance	Term Loan	Prime plus 2.75%	9/21/2027	8.1	8.1	8.5	—%
^Sound Manufacturing, Inc. & Monster Power Equipment, Inc.	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	9/20/2027	179.6	179.6	179.2	0.06%
^Montessori Community School	Social Assistance	Term Loan	Prime plus 2.75%	9/20/2042	384.1	384.1	406.9	0.14%
^Denek Contracting Inc and Denek Leasing LLC	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	9/20/2042	205.5	205.5	230.3	0.08%
^CR Park Incorporated dba Define Body and Mind	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	9/20/2027	90.2	90.2	86.1	0.03%
^Alpha Preparatory Academy LLC	Social Assistance	Term Loan	Prime plus 2.75%	9/20/2042	159.1	159.1	170.5	0.06%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
MARCH 31, 2019 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Excel, RP Inc.	Machinery Manufacturing	Term Loan	Prime plus 2.75%	9/20/2027	$89.9	$89.9	$88.0	0.03%
^Max Home Deliveries, Inc	Couriers and Messengers	Term Loan	Prime plus 2.75%	9/20/2027	72.6	72.6	70.6	0.02%
^Imagine By Carleen, Inc.	Personal and Laundry Services	Term Loan	Prime plus 2.75%	9/20/2027	6.7	6.7	6.9	—%
^NY Tent LLC & NY Tent Parent, LLC dba Tent Company of New York	Rental and Leasing Services	Term Loan	Prime plus 2.75%	9/20/2027	925.7	925.7	928.9	0.32%
^Alexander Pierce Corporation	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	9/20/2042	611.4	611.4	658.3	0.23%
^Commonwealth Diagnostics International, Inc	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	9/20/2027	1,063.3	1,063.3	1,110.4	0.38%
^Venus Pizza, Inc.	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/20/2042	90.4	90.4	101.3	0.03%
^Insight Diagnostic Technologist Services	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	9/20/2027	273.1	273.1	261.5	0.09%
^CIS BIG DOG, LLC	Administrative and Support Services	Term Loan	Prime plus 2.75%	9/19/2027	56.9	56.9	59.0	0.02%
^Stone’s Construction and Remodeling, LLC	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	9/19/2027	4.7	4.7	4.4	—%
^Party By Design Inc.	Personal and Laundry Services	Term Loan	Prime plus 2.75%	9/18/2042	1,185.8	1,185.8	1,268.5	0.43%
^Inglis Food Mart Inc.	Food and Beverage Stores	Term Loan	Prime plus 2.75%	9/15/2027	20.2	20.2	21.0	0.01%
^Clinton Food Market LLC	Gasoline Stations	Term Loan	Prime plus 2.75%	9/15/2042	256.9	256.9	277.3	0.09%
^Li Family Spokane LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/15/2042	376.4	376.4	415.0	0.14%
^Tarleton & Family Landscaping, LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	9/15/2027	75.3	75.3	71.7	0.02%
^Alaska Motor Home Inc	Rental and Leasing Services	Term Loan	Prime plus 2.75%	9/13/2027	298.0	298.0	276.7	0.09%
^Nails By Mercede LLC	Personal and Laundry Services	Term Loan	Prime plus 2.75%	9/13/2027	12.8	12.8	12.6	—%
^Fox Valley Rentals & Investments, LLC	Food Services and Drinking Places	Term Loan	Prime plus 3.75%	9/13/2027	6.8	6.8	7.1	—%
^Town & Country Transportation Co. and Popco, LLC.	Transit and Ground Passenger Transportation	Term Loan	Prime plus 2.75%	9/12/2042	165.2	165.2	185.1	0.06%
^Rajbai Maa Inc. dba Nara Lounge	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/12/2042	380.4	380.4	401.7	0.14%
See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
MARCH 31, 2019 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Morgan Lynn Kerstetter dba Catherine School of Dance	Performing Arts, Spectator Sports, and Related Industries	Term Loan	Prime plus 2.75%	9/11/2027	$6.7	$6.7	$7.0	—%
^Health & Performance Center, LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	9/11/2027	18.3	18.3	17.0	0.01%
^Foxtail, LLC and Tottly New Services Corp	Social Assistance	Term Loan	Prime plus 2.75%	9/8/2042	285.1	285.1	308.4	0.11%
^Desert Ribs, LLC and Famous Charlie, LLC and Famous Freddie, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/8/2042	1,227.8	1,227.8	1,272.2	0.44%
^Echelon Planning Group, LLC dba Echelon Financial Services and Echelon	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	9/8/2027	6.7	6.7	6.9	—%
^Crazy Beatz Productions LLC	Motion Picture and Sound Recording Industries	Term Loan	Prime plus 3.75%	9/7/2027	4.8	4.8	4.7	—%
^South Fulton Landscape & Nursery, Inc.	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	9/7/2042	98.1	98.1	109.9	0.04%
^Dreaming Big Learning Center Inc	Social Assistance	Term Loan	Prime plus 2.75%	9/5/2042	363.2	363.2	392.6	0.13%
^Big Coop’s Trucking LLC	Truck Transportation	Term Loan	Prime plus 2.75%	9/1/2027	89.9	89.9	89.2	0.03%
^Blue EagleTransport Inc, Greeneagle Transport Inc & Golden Eagle Transport	Couriers and Messengers	Term Loan	Prime plus 2.75%	8/31/2027	343.2	343.2	325.9	0.11%
^Busby Outdoor LLC	Real Estate	Term Loan	Prime plus 2.75%	8/29/2042	539.5	539.5	542.4	0.19%
^Busby Outdoor LLC	Real Estate	Term Loan	Prime plus 2.75%	8/29/2042	686.7	686.7	690.4	0.24%
^Parlay Disributors LLC	Educational Services	Term Loan	Prime plus 2.75%	8/25/2027	100.4	100.4	94.4	0.03%
^Lake County Tow LLC	Support Activities for Transportation	Term Loan	Prime plus 2.75%	8/25/2042	85.5	85.5	92.1	0.03%
^InUSA Ventures Inc dba InUSA Services	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	Term Loan	Prime plus 2.75%	8/24/2027	22.3	22.3	20.7	0.01%
^Genuine Ventures LLC and Seaweed Ventures LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	8/24/2030	517.7	517.7	516.3	0.18%
^R & R Strength & Conditioning Corp dba Crossfit Light House Point	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	8/23/2042	80.8	80.8	90.5	0.03%
^Delicias de Minas Restaurant, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	8/22/2027	184.1	184.1	188.4	0.06%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
MARCH 31, 2019 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^L&V Auto Sales, Inc.	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	8/21/2027	$16.1	$16.1	$16.8	0.01%
^M.E. Interiors LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	8/21/2027	14.7	14.7	13.7	—%
^Damiano Global Corp	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	8/21/2027	20.1	20.1	19.9	0.01%
^Tier1 Solutions LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	8/18/2027	16.7	16.7	16.0	0.01%
^Tony Herring & Associates, Inc	Furniture and Home Furnishings Stores	Term Loan	Prime plus 2.75%	8/17/2027	6.7	6.7	6.2	—%
^Chester’s World Enterprise LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	8/16/2027	20.1	20.1	19.3	0.01%
^D’Amato & Sons Construction, Inc.	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	8/11/2027	7.4	7.4	7.1	—%
^Roundhay Partners LLC and Roundhay Farming LLC	Crop Production	Term Loan	Prime plus 2.75%	8/8/2042	902.1	902.1	912.9	0.31%
^L & J Corporate Services Inc	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	8/4/2027	6.6	6.6	6.1	—%
^Furniture Masters Limited Liability Company	Repair and Maintenance	Term Loan	Prime plus 2.75%	8/3/2027	8.0	8.0	7.5	—%
^HMG Strategy LLC,	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	8/2/2027	44.6	44.6	41.4	0.01%
^Bowl Mor LLC dba Bowl Mor Lanes	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	7/31/2027	6.6	6.6	6.2	—%
^Hope Health Care, LLC	Nursing and Residential Care Facilities	Term Loan	Prime plus 2.75%	7/31/2027	9.3	9.3	8.6	—%
^Royal Blue Investments, Inc. and Cleland Pharmacy LLC	Health and Personal Care Stores	Term Loan	Prime plus 2.75%	7/31/2042	51.7	51.7	57.3	0.02%
^Raffi’s Inc dba Atlantic Auto Center	Repair and Maintenance	Term Loan	Prime plus 2.75%	7/31/2027	12.6	12.6	13.1	—%
^Sharon G McMillen, MA Psychologist, Inc.	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	7/28/2027	16.5	16.5	15.3	0.01%
^HQTRONIC LLC	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	7/27/2027	19.9	19.9	18.5	0.01%
^Oberon IT, Inc.	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	7/26/2027	193.9	193.9	188.4	0.06%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
MARCH 31, 2019 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Gilles Peress Studio LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	7/25/2027	$55.8	$55.8	$51.8	0.02%
^Obok LLC	Food Manufacturing	Term Loan	Prime plus 2.75%	7/21/2027	10.6	10.6	10.5	—%
^Ocean Trans LLC	Truck Transportation	Term Loan	Prime plus 2.75%	7/21/2027	32.8	32.8	30.4	0.01%
^Lil Tots’ Learning Center LLC	Social Assistance	Term Loan	Prime plus 2.75%	7/21/2042	46.4	46.4	50.0	0.02%
^Matrix Z LLC	Nonmetallic Mineral Product Manufacturing	Term Loan	Prime plus 3.75%	7/19/2027	6.7	6.7	7.1	—%
^Nova Solutions, Inc.	Furniture and Related Product Manufacturing	Term Loan	Prime plus 2.75%	7/19/2027	22.2	22.2	22.7	0.01%
^Aitheras Aviation Group, LLC(OH) , Aitheras Aviation Group, LLC(FL)	Air Transportation	Term Loan	Prime plus 2.75%	7/18/2027	730.8	730.8	682.0	0.23%
^Wildflour Bakery & Cafe, LLC	Food Manufacturing	Term Loan	Prime plus 2.75%	7/17/2027	19.9	19.9	20.8	0.01%
^Koep Companies dba Pipestone True value	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	7/14/2042	318.7	318.7	338.7	0.12%
^Florida Home and Kitchen LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	7/14/2027	10.6	10.6	9.9	—%
^Rocks Auto Exchange LLC	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	7/13/2027	13.3	13.3	12.3	—%
^McCord Holdings, Inc. dba Fast Signs 176101	Administrative and Support Services	Term Loan	Prime plus 2.75%	7/7/2027	16.6	16.6	15.7	0.01%
^Thrifty Market Inc dba Thrifty Foods	Food and Beverage Stores	Term Loan	Prime plus 2.75%	7/6/2027	91.1	91.1	87.7	0.03%
^The Country House Restaurant, LLC and Pelton Real Estate, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/30/2042	48.7	48.7	53.8	0.02%
^Qycell Corporation	Plastics and Rubber Products Manufacturing	Term Loan	Prime plus 2.75%	6/30/2027	67.1	67.1	69.9	0.02%
^J. T. O’Neill Company, L.L.C	Real Estate	Term Loan	Prime plus 2.75%	6/30/2027	13.2	13.2	12.2	—%
^Hamilton & Associates Real Estate and Investments Firm LLC	Real Estate	Term Loan	Prime plus 2.75%	6/30/2042	52.7	52.7	57.3	0.02%
^New Chicago Wholesale Bakery Inc.	Food Manufacturing	Term Loan	Prime plus 2.75%	6/30/2027	13.2	13.2	13.3	—%
^J&M Civil Construction Services LLC	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	6/30/2027	88.0	88.0	81.6	0.03%
^JWH Designs, LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	6/30/2027	93.4	93.4	86.6	0.03%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
MARCH 31, 2019 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^BQRS, Inc. DBA Gresham Meineke Car Care Center	Repair and Maintenance	Term Loan	Prime plus 2.75%	6/30/2027	$55.0	$55.0	$51.8	0.02%
^Best Bees Company	Animal Production and Aquaculture	Term Loan	Prime plus 2.75%	6/29/2027	19.8	19.8	18.3	0.01%
^Stiegelbauer Associates Inc.	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	6/29/2027	272.2	272.2	283.8	0.10%
^Oakhill Farms, LLC	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	6/29/2030	91.8	91.8	97.4	0.03%
^Greensboro Plastic Surgical Associates, PA	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	6/29/2042	564.7	564.7	606.1	0.21%
^Malhame & Company Publishers & Importers Inc.	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	6/29/2027	79.2	79.2	73.5	0.03%
^Intellixion LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	6/29/2027	3.3	3.3	3.1	—%
^Ocean Trans LLC and Dehal Trucking LLC	Truck Transportation	Term Loan	Prime plus 2.75%	6/29/2027	530.0	530.0	491.2	0.17%
^Foxhop Fitness, LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	6/28/2027	81.9	81.9	76.5	0.03%
^Akal Express Inc. dba Truck Trailer Service Stop	Repair and Maintenance	Term Loan	Prime plus 2.75%	6/28/2042	58.5	58.5	64.7	0.02%
^Old Dominion Transportation Group, Inc.	Transit and Ground Passenger Transportation	Term Loan	Prime plus 2.75%	6/28/2027	890.4	890.4	841.4	0.29%
^Citibin, Inc.	Furniture and Related Product Manufacturing	Term Loan	Prime plus 2.75%	6/27/2027	110.0	110.0	101.9	0.03%
^Auxiliary Systems Inc.,Sharrick Company, LLC & KMN, LLC	Transportation Equipment Manufacturing	Term Loan	Prime plus 2.75%	6/27/2030	225.2	225.2	235.2	0.08%
^WB Cleaners Inc. DBA $2.75 Cleaners	Personal and Laundry Services	Term Loan	Prime plus 2.75%	6/27/2027	14.4	14.4	15.0	0.01%
^Ains Holding Company, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/26/2027	1,056.4	1,056.4	996.3	0.34%
^Four Seasons Laser Center Inc.	Personal and Laundry Services	Term Loan	Prime plus 2.75%	6/26/2042	212.8	212.8	229.4	0.08%
^Rustic LLC	Personal and Laundry Services	Term Loan	Prime plus 2.75%	6/23/2042	15.8	15.8	15.9	0.01%
^Northern Industries, LLC	Miscellaneous Manufacturing	Term Loan	Prime plus 2.75%	6/23/2042	56.3	56.3	63.0	0.02%
^Vella Construction Enterprises, Inc. dba Vella Construction	Construction of Buildings	Term Loan	Prime plus 2.75%	6/23/2027	19.8	19.8	18.3	0.01%
^Birches Group, LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	6/22/2027	44.0	44.0	40.8	0.01%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
MARCH 31, 2019 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Sanabi Investment ,,LLC dba Oscar’s Moving and Storage	Truck Transportation	Term Loan	7.5%	6/20/2027	$106.9	$106.9	$94.7	0.03%
^Scarlet Spartan Inc.dba FastSigns of Brighton	Administrative and Support Services	Term Loan	Prime plus 2.75%	6/19/2027	49.0	49.0	46.2	0.02%
^Don G. Timpton DDS & Associates PA and Indsaad Properties,LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	6/16/2042	391.3	391.3	410.9	0.14%
^JAM Media Solutions, LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	6/15/2027	55.0	55.0	51.0	0.02%
^All Regional Recyclers of Wood LLC dba ARROW,Superior Carting, LLC	Waste Management and Remediation Services	Term Loan	Prime plus 2.75%	6/15/2042	302.9	302.9	324.4	0.11%
^Tele Tax Express Inc., El Rancho Paiso, LLC and Nestor Romero	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	6/14/2042	90.1	90.1	99.3	0.03%
^ESA 365 Corp and Lucathor Realty LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	6/14/2042	21.9	21.9	23.9	0.01%
^Susan Hughes dba Aloha Junction B and B	Accommodation	Term Loan	Prime plus 2.75%	6/14/2042	60.5	60.5	67.7	0.02%
^Hull’s Kitchen, LLC and HK Too, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/14/2042	93.9	93.9	104.9	0.04%
^Yachting Solutions LLC	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	6/12/2027	104.5	104.5	103.6	0.04%
^Refoleen Inc dba Spice and Tea Exchange	Food and Beverage Stores	Term Loan	Prime plus 2.75%	6/8/2027	3.1	3.1	2.9	—%
^Skydive California, LLC	Educational Services	Term Loan	Prime plus 2.75%	6/2/2027	49.3	49.3	51.4	0.02%
^SCW, LLC dba Arthur Murray Dance Studio	Educational Services	Term Loan	Prime plus 2.75%	6/2/2042	142.3	142.3	153.6	0.05%
^Speaker City, Inc.and Speaker Town, LLC dba Rollin Thunder	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	6/1/2042	44.4	44.4	48.6	0.02%
^Ricnet III, Inc. dba Edible Arrangements	Food and Beverage Stores	Term Loan	Prime plus 2.75%	5/31/2027	12.8	12.8	12.0	—%
^Impact Grounds Maintenance and Design, Inc.	Administrative and Support Services	Term Loan	Prime plus 2.75%	5/31/2042	77.3	77.3	85.7	0.03%
^Funtime, LLC and Universal Entertainment Group LLC	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	5/31/2027	57.9	57.9	54.4	0.02%
^Haroon Baig,Inc.dba US1 Petrol	Gasoline Stations	Term Loan	Prime plus 2.75%	5/31/2042	256.9	256.9	287.6	0.10%
^Sage Oil LLC	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	5/31/2027	19.6	19.6	18.4	0.01%
^Chet Lemon Enterprises LLC dba All American Sports	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	5/26/2042	771.1	771.1	863.3	0.30%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
MARCH 31, 2019 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Eagle Wood Works LLC	Furniture and Related Product Manufacturing	Term Loan	Prime plus 2.75%	5/26/2027	$10.5	$10.5	$10.2	—%
^Hurricane Group, Inc.	Other Information Services	Term Loan	Prime plus 2.75%	5/26/2027	65.5	65.5	60.7	0.02%
^Mitchell Auto Repair, LLC and and C&M Mitchell, LLC	Repair and Maintenance	Term Loan	Prime plus 2.75%	5/26/2042	190.9	190.9	209.2	0.07%
^Swantown Inn & Spa LLC	Accommodation	Term Loan	Prime plus 2.75%	5/26/2042	123.7	123.7	137.6	0.05%
^Beyond Waves A Unique Salon LLC and Lori Ann Carlson	Personal and Laundry Services	Term Loan	Prime plus 2.75%	5/25/2027	13.3	13.3	12.4	—%
^Jung Design Inc.	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	5/25/2027	7.9	7.9	7.3	—%
^Locavore LLC dba Paloma Restaurant	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	5/25/2027	43.7	43.7	41.6	0.01%
^Abdul Naushad MD PC dba Advanced Pain Centers	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	5/25/2042	383.1	383.1	421.9	0.14%
^Innovim, LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	5/24/2027	294.6	294.6	273.0	0.09%
^Gill Express Inc. and Gill Express 2 LLC	Repair and Maintenance	Term Loan	Prime plus 2.75%	5/23/2042	329.6	329.6	353.2	0.12%
^Prestige Construction of Florida, LLC	Construction of Buildings	Term Loan	Prime plus 2.75%	5/23/2042	327.3	327.3	346.8	0.12%
^GEM2K, LLC dba Precision Precast Group	Miscellaneous Manufacturing	Term Loan	Prime plus 2.75%	5/19/2027	145.9	145.9	139.4	0.05%
^Hayden Trucking LLC	Truck Transportation	Term Loan	Prime plus 2.75%	5/19/2027	206.7	206.7	203.3	0.07%
^Tres K Deli,Grocery,Fruit and Meat Inc.	Food and Beverage Stores	Term Loan	Prime plus 2.75%	5/19/2027	7.2	7.2	7.1	—%
^ Iron Men Home Repair, Inc. and Ironmen House Lifting Inc.	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	5/19/2042	566.8	566.8	616.1	0.21%
^PS Camping, Inc. dba Prospectors RV Resort	Accommodation	Term Loan	Prime plus 2.75%	5/19/2042	253.7	253.7	283.2	0.10%
^Mr. B’s Bicycles & Mopeds, Inc.	Sporting Goods, Hobby, Musical Instrument, and Book Stores	Term Loan	Prime plus 2.75%	5/18/2042	142.8	142.8	154.6	0.05%
^Waterford Plumbing Co, Inc.	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	5/18/2027	43.7	43.7	41.0	0.01%
^Bay Car Wash LLC	Repair and Maintenance	Term Loan	Prime plus 2.75%	5/18/2042	117.5	117.5	127.9	0.04%
^Computech Computers Inc.	Educational Services	Term Loan	Prime plus 2.75%	5/17/2027	43.7	43.7	40.5	0.01%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
MARCH 31, 2019 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Arco Electrical Contractors Inc. dba Arco Construction Group	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	5/16/2027	$314.0	$314.0	$306.4	0.10%
^5 Stars Learning Center Inc	Social Assistance	Term Loan	Prime plus 2.75%	5/16/2042	60.1	60.1	65.1	0.02%
^Batter & Company,LLC dba Batter Co. Dessert Collection	Food and Beverage Stores	Term Loan	Prime plus 2.75%	5/16/2027	46.9	46.9	44.2	0.02%
^Band Sawn Lumber,LLC and Nathan Ryan Adams	Wood Product Manufacturing	Term Loan	Prime plus 2.75%	5/15/2042	110.9	110.9	118.5	0.04%
^Sanderson Distribution Inc.	Truck Transportation	Term Loan	Prime plus 2.75%	5/12/2027	9.2	9.2	8.5	—%
^Keys Armored Express, Inc.	Administrative and Support Services	Term Loan	Prime plus 2.75%	5/12/2027	34.9	34.9	33.5	0.01%
^SG Linke LLC	Clothing and Clothing Accessories Stores	Term Loan	8.25%	5/12/2027	72.7	72.7	70.0	0.02%
^B G F Bobby Q’s Inc	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	5/11/2027	6.5	6.5	6.7	—%
^Estelle Finkel Educational Associates,LLC	Educational Services	Term Loan	Prime plus 2.75%	5/11/2027	105.6	105.6	97.9	0.03%
^Labmates,LLC	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	5/10/2027	87.3	87.3	87.8	0.03%
^NHS, LLC	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	5/9/2027	77.3	77.3	74.1	0.03%
^1872 Rosecrans, LLC dba Goodbar	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	5/9/2027	55.8	55.8	52.0	0.02%
^NHS, LLC	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	5/9/2042	21.3	21.3	22.0	0.01%
^Innovation Transport, LLC	Truck Transportation	Term Loan	Prime plus 2.75%	5/9/2027	68.1	68.1	68.3	0.02%
^Benchmark Building, Inc.	Construction of Buildings	Term Loan	Prime plus 2.75%	5/5/2027	19.6	19.6	18.2	0.01%
^Cable Management LLC	Waste Management and Remediation Services	Term Loan	Prime plus 2.75%	5/3/2027	50.1	50.1	49.8	0.02%
^Fine Arts Center of Easley, Inc. dba Midtown Music	Sporting Goods, Hobby, Musical Instrument, and Book Stores	Term Loan	Prime plus 2.75%	5/2/2042	113.5	113.5	127.1	0.04%
^Zahmel Restaurant Suppliers Corp dba Cash & Carry; Zahners Hardware	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	4/28/2027	79.3	79.3	74.2	0.03%
^Georgia Productions Services LLC	Rental and Leasing Services	Term Loan	Prime plus 2.75%	4/28/2027	79.1	79.1	77.1	0.03%
See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
MARCH 31, 2019 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Love and Glory Learning Center, Inc.	Social Assistance	Term Loan	Prime plus 2.75%	4/28/2042	$75.8	$75.8	$81.5	0.03%
^JMA Inc. dba Primecut and Mezzo; Primecut at Marquee	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	4/27/2042	215.9	215.9	241.7	0.08%
^Sneads Ferry Foods, Inc. dba DQ Grill & Chill	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	4/27/2042	611.4	611.4	655.8	0.22%
^Asheville’s Fun Depot, LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	4/26/2027	75.8	75.8	79.1	0.03%
^Resident Research, LLC	Other Information Services	Term Loan	Prime plus 2.75%	4/24/2027	76.5	76.5	70.9	0.02%
^Ralph’s Hair Salon, Inc.	Personal and Laundry Services	Term Loan	Prime plus 2.75%	4/21/2042	48.6	48.6	53.1	0.02%
^Getting Even LLC dba The Zoo Health Club	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	4/21/2027	6.5	6.5	6.2	—%
^M.E. Interiors LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	4/20/2027	120.6	120.6	111.7	0.04%
^Condron Brothers LLC DBA Luv 2 Play	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	4/19/2027	103.6	103.6	99.8	0.03%
^Carpeteria (Markarian) Co.	Furniture and Home Furnishings Stores	Term Loan	Prime plus 2.75%	4/13/2027	114.8	114.8	119.1	0.04%
^Butternuts Beer and Ale LLC	Beverage and Tobacco Product Manufacturing	Term Loan	Prime plus 2.75%	4/12/2027	63.9	63.9	66.6	0.02%
^Citizens Lanes, LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	3/31/2042	608.0	608.0	680.0	0.23%
^The Altitude Group, LLC and Core Home Security, LLC	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	3/31/2027	41.9	41.9	38.7	0.01%
^MIT LLC	Publishing Industries (except Internet)	Term Loan	Prime plus 2.75%	3/31/2042	85.1	85.1	95.2	0.03%
^Bear Trail Lodge LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	3/31/2042	537.5	537.5	597.5	0.20%
^Landmark Ventures USA, Inc.	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	Term Loan	Prime plus 2.75%	3/31/2027	161.5	161.5	149.4	0.05%
^Golden Hen Inc. dba Cafe	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/31/2027	55.8	55.8	52.1	0.02%
^Applied Integrated Technologies, Inc.	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	3/31/2027	107.7	107.7	99.7	0.03%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
MARCH 31, 2019 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Signature Rooms, Inc dba Gallery Furniture	Furniture and Home Furnishings Stores	Term Loan	Prime plus 2.75%	3/30/2042	$482.3	$482.3	$537.8	0.18%
^KWG Industries LLC dba Peterson & Marsh Metal Industries	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	3/30/2027	25.8	25.8	26.5	0.01%
^Schafer Fisheries Inc.	Food Manufacturing	Term Loan	Prime plus 2.75%	3/30/2042	241.4	241.4	270.0	0.09%
^Sea Smoke Barbeque, Corp and Danwen LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/30/2042	230.0	230.0	249.8	0.09%
^First Sail Group Inc. and Omen Board Industires LLC	Nonstore Retailers	Term Loan	Prime plus 2.75%	3/29/2027	17.2	17.2	16.8	0.01%
^Gauri Hospitality Group LLC dba Microtel Inns & Suites by Wyndham	Accommodation	Term Loan	Prime plus 2.75%	3/29/2042	1,027.5	1,027.5	1,145.4	0.39%
^Discount Price, LLC dba Robert’s Market	Gasoline Stations	Term Loan	Prime plus 2.75%	3/29/2042	200.6	200.6	219.4	0.08%
^Douglas K. Soderblom . dba Loma Linda Optometry	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	3/29/2027	86.1	86.1	82.9	0.03%
^H and H Hotshot Services, Inc. dba AA Hotshot & Logistics	Couriers and Messengers	Term Loan	Prime plus 2.75%	3/29/2030	88.4	88.4	83.3	0.03%
^New England Country Day School, Inc. and Thomas D. Walker	Social Assistance	Term Loan	Prime plus 2.75%	3/28/2042	362.6	362.6	393.0	0.13%
^American Pharmaceutical Innovation Company, LLC	Chemical Manufacturing	Term Loan	Prime plus 2.75%	3/28/2027	25.8	25.8	24.0	0.01%
^Heil & Hornik LLC dba Elysium Tennis	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	3/27/2042	903.5	903.5	976.2	0.33%
^Pecos Entertainment LLC dba State Theater and Pecos Inn LLC	Motion Picture and Sound Recording Industries	Term Loan	Prime plus 2.75%	3/27/2042	399.1	399.1	446.4	0.15%
^Robert Dixon PA dba Law Offices of Robert Dixon	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	3/24/2042	414.6	414.6	462.5	0.16%
^Ericon Inc. dba Quik Pik	Gasoline Stations	Term Loan	Prime plus 2.75%	3/24/2027	54.2	54.2	54.9	0.02%
^Executive Fitness & Nutrition Inc.	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	3/23/2027	17.7	17.7	18.1	0.01%
^Denton Bio Fuels LLC and American Bio Source LLC	Waste Management and Remediation Services	Term Loan	Prime plus 2.75%	3/23/2027	51.0	51.0	49.5	0.02%
^Color Graphic Press, Inc.	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	3/23/2027	103.4	103.4	107.6	0.04%
^JBK Truck Trailer and Bus Inc.	Repair and Maintenance	Term Loan	Prime plus 2.75%	3/23/2042	86.3	86.3	93.2	0.03%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
MARCH 31, 2019 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Baton Rouge Cargo Services Inc. and 6507 Westport, LLC	Truck Transportation	Term Loan	Prime plus 2.75%	3/22/2042	$625.6	$625.6	$689.3	0.24%
^Vehicle Safety Supply LLC	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	3/21/2027	19.4	19.4	17.9	0.01%
^J Sivilis LLC dba Pet Wants	Personal and Laundry Services	Term Loan	Prime plus 2.75%	3/17/2027	10.6	10.6	10.0	—%
^The Purple Cow House of Pancake Inc	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/16/2042	156.3	156.3	174.8	0.06%
^Reservoir International LLC	Educational Services	Term Loan	Prime plus 2.75%	3/16/2027	85.6	85.6	84.2	0.03%
^Texcor, Inc.dba Texas Corral,Texas Coral Restaurants II, Inc.	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/16/2027	258.2	258.2	268.8	0.09%
^1MTX LLC and Sunrise Transportation and Logistics, LLC and Mustafa M	Truck Transportation	Term Loan	Prime plus 2.75%	3/13/2027	584.7	584.7	541.1	0.19%
^Dwayne Bernard Tate	Truck Transportation	Term Loan	Prime plus 2.75%	3/10/2027	9.0	9.0	8.8	—%
^Elegant Occasions, LLC dba E Productions	Personal and Laundry Services	Term Loan	Prime plus 2.75%	3/10/2042	573.1	573.1	621.3	0.21%
^E & P Holdings 1 LLC and Evans & Paul Unlimited Corp. and Evans & Paul	Nonmetallic Mineral Product Manufacturing	Term Loan	Prime plus 2.75%	3/9/2027	107.6	107.6	101.4	0.03%
^Anthony LLC dba Star of Woodward Market	Food and Beverage Stores	Term Loan	Prime plus 2.75%	3/9/2042	112.0	112.0	125.3	0.04%
^Allegro Assisted Living Of Texas	Nursing and Residential Care Facilities	Term Loan	Prime plus 2.75%	3/6/2027	82.7	82.7	86.1	0.03%
^Robbie E. Bakery and Cafe LLC	Food and Beverage Stores	Term Loan	Prime plus 2.75%	3/3/2027	55.3	55.3	51.2	0.02%
^Podium Auto Sales Inc and RRS Property, LLC	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	3/3/2042	88.3	88.3	95.2	0.03%
^Weeping Willow Kennels, Inc and Aileen N Black	Personal and Laundry Services	Term Loan	Prime plus 2.75%	2/28/2042	136.0	136.0	149.0	0.05%
^SSI Refrigerated Express Inc. and Robert M Stallone dba SSI Express	Truck Transportation	Term Loan	Prime plus 2.75%	2/28/2027	199.5	199.5	184.6	0.06%
^Getting Even LLC dba The Zoo Health Club	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	2/28/2027	82.3	82.3	78.6	0.03%
^McNally Enterprises Inc.	Administrative and Support Services	Term Loan	Prime plus 2.75%	2/27/2027	55.5	55.5	53.0	0.02%
^Total Document Solutions Inc and,TDS Services, LLC	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	2/27/2030	281.1	281.1	277.3	0.09%
^Teracore Inc.	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	2/27/2027	139.9	139.9	129.5	0.04%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
MARCH 31, 2019 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^B & J Bicycle Shop Inc.	Sporting Goods, Hobby, Musical Instrument, and Book Stores	Term Loan	Prime plus 2.75%	2/24/2027	$6.5	$6.5	$6.8	—%
^TMJ Pizza Mesa LLC dba Rosati’s Pizza Restaurant	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/24/2027	91.8	91.8	90.7	0.03%
^3W Enterprises LLC	Textile Product Mills	Term Loan	Prime plus 2.75%	2/24/2042	63.5	63.5	70.2	0.02%
^Victorian Restaurant and Tavern, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/22/2042	104.4	104.4	111.5	0.04%
^DER Services, LLC dba A.K.A. Sports	Sporting Goods, Hobby, Musical Instrument, and Book Stores	Term Loan	Prime plus 2.75%	2/17/2042	38.9	38.9	43.5	0.01%
^Ameritube, LLC and Ravone Properties, LLC	Primary Metal Manufacturing	Term Loan	Prime plus 2.75%	2/14/2042	180.0	180.0	201.3	0.07%
^Baton Rouge Cargo Services Inc. and 2808 Court Street, LLC	Truck Transportation	Term Loan	Prime plus 2.75%	2/10/2042	240.4	240.4	264.9	0.09%
^Sushiya Inc.	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/10/2027	16.0	16.0	15.3	0.01%
^Maximo Canot dba Wash and Dry Laundrymat	Personal and Laundry Services	Term Loan	Prime plus 2.75%	2/10/2042	133.7	133.7	147.7	0.05%
^Marvic Enterprises Inc dba Jordan’s Liquor	Food and Beverage Stores	Term Loan	Prime plus 2.75%	2/10/2042	212.8	212.8	233.4	0.08%
^Harrison Logging Company LLC	Forestry and Logging	Term Loan	Prime plus 2.75%	2/9/2027	90.8	90.8	87.7	0.03%
^8 Minute Oil Change Auto Repair & Tire Center and Jumir L.L.C.	Repair and Maintenance	Term Loan	Prime plus 2.75%	2/7/2042	320.7	320.7	342.8	0.12%
^DBMS Consulting, Inc.	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	2/1/2042	179.7	179.7	192.2	0.07%
^Brandco, LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	1/31/2027	37.1	37.1	34.3	0.01%
^Chidlren’s House Learning, Inc and Tarps Investment Group	Social Assistance	Term Loan	Prime plus 2.75%	1/31/2042	312.0	312.0	338.1	0.12%
^Fave Realty Inc.	Real Estate	Term Loan	Prime plus 2.75%	1/30/2042	52.9	52.9	57.8	0.02%
^Return to Excellence Inc	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	1/27/2027	15.6	15.6	16.2	0.01%
^House of Bread & Coffee Corp dba Casa Do Pao	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	1/27/2042	169.3	169.3	177.5	0.06%
^ZMKNY Tires Inc dba Houston International Tires	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	1/27/2042	104.5	104.5	116.9	0.04%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
MARCH 31, 2019 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^SRC Publishing LLC	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	Term Loan	Prime plus 2.75%	1/27/2027	$19.1	$19.1	$17.6	0.01%
^Fox Valley Rentals & Investments LLC and Brian M Tomaszewski	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	1/20/2042	41.2	41.2	44.5	0.02%
^Rhone Wolf Vineyard LLC, Goldline Brands Inc. and Myka Cellars, Inc.	Beverage and Tobacco Product Manufacturing	Term Loan	Prime plus 2.75%	1/19/2030	230.9	230.9	228.3	0.08%
^Jolibe LLC and Jolibe Atelier LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	1/18/2027	8.9	8.9	8.5	—%
^Eickmann Management Group LLC dba Jimmy Johns of Dundee	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	1/17/2027	84.5	84.5	86.8	0.03%
^Fullbro Trust dba Menemsha Blues	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	1/13/2027	19.1	19.1	19.9	0.01%
^Echelon Enterprises, Inc	Sporting Goods, Hobby, Musical Instrument, and Book Stores	Term Loan	Prime plus 2.75%	1/10/2027	42.4	42.4	44.2	0.02%
^Fort Smith Wings Inc. dba Wing Stop	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/28/2026	16.4	16.4	15.7	0.01%
^Sand Hill Associates, Ltd. dba Charlie O’s Tavern on the Point	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/27/2041	413.0	413.0	442.8	0.15%
^Joshua L. Baker	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	12/23/2026	13.2	13.2	12.2	—%
^Jacliff Investments Inc. dba International health Technologies	Publishing Industries (except Internet)	Term Loan	Prime plus 2.75%	12/23/2026	105.1	105.1	97.1	0.03%
^Metropolitan Solutions Group Inc.	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	12/19/2041	266.1	266.1	280.2	0.10%
^Means Enterprises LLC dba FastFrame Frisco	Furniture and Home Furnishings Stores	Term Loan	Prime plus 2.75%	12/16/2026	18.9	18.9	17.7	0.01%
^Soon Im. Chin dba Stan C-Store	Gasoline Stations	Term Loan	Prime plus 2.75%	12/15/2041	205.6	205.6	227.7	0.08%
^Sempco, Inc.	Miscellaneous Manufacturing	Term Loan	Prime plus 2.75%	12/15/2041	40.6	40.6	45.4	0.02%
^New Chicago Wholesale Bakery, Inc.	Food Manufacturing	Term Loan	Prime plus 2.75%	12/15/2041	438.9	438.9	470.6	0.16%
^Allied Welding Inc.	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	12/15/2041	729.8	729.8	780.1	0.27%
^Techni-Pro Institute LLC	Educational Services	Term Loan	Prime plus 2.75%	12/15/2026	160.0	160.0	151.3	0.05%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
MARCH 31, 2019 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Ericon, Inc. dba Quik Pik	Gasoline Stations	Term Loan	Prime plus 2.75%	12/15/2041	$322.8	$322.8	$348.3	0.12%
^White Hawk Inc.	Truck Transportation	Term Loan	Prime plus 2.75%	12/15/2026	937.3	937.3	865.8	0.30%
^Elita 7, LLC	Nursing and Residential Care Facilities	Term Loan	Prime plus 2.75%	12/15/2041	689.4	689.4	755.6	0.26%
^Trison Enterprises Inc.dba Lee’s Automotive	Repair and Maintenance	Term Loan	Prime plus 2.75%	12/14/2041	394.3	394.3	429.7	0.15%
^D and E Hardware Co. and D and E Pump Sales and Service	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	12/14/2041	511.5	511.5	551.1	0.19%
^HMG Strategy, LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	12/14/2026	42.0	42.0	38.8	0.01%
^Cardinal Homes Inc, Alouette Holdings Inc., Bret Berneche	Wood Product Manufacturing	Term Loan	Prime plus 2.75%	12/14/2026	896.6	896.6	932.1	0.32%
^Cardinal Homes Inc. and Bret A Berneche	Wood Product Manufacturing	Term Loan	Prime plus 2.75%	12/14/2041	117.3	117.3	131.0	0.04%
^AGG Management Team LLC dba Chevron	Gasoline Stations	Term Loan	Prime plus 2.75%	12/14/2041	278.2	278.2	310.9	0.11%
^Wayfarer Bicycle LLC	Sporting Goods, Hobby, Musical Instrument, and Book Stores	Term Loan	Prime plus 2.75%	12/13/2041	89.5	89.5	95.1	0.03%
^Roast Beef Levittown LLC dba Arby’s	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/13/2026	255.3	255.3	265.4	0.09%
^Success Advertising Inc.	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	12/13/2041	451.4	451.4	500.4	0.17%
^Queen Express LLC	Gasoline Stations	Term Loan	Prime plus 2.75%	12/13/2041	181.4	181.4	201.3	0.07%
^Mack Team Enterprises Inc.dba The UPS Store #6815	Couriers and Messengers	Term Loan	Prime plus 2.75%	12/9/2026	17.2	17.2	16.5	0.01%
^Recycling Revolution,LLC	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	12/9/2041	89.2	89.2	96.1	0.03%
^Myndshft Technologies LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	12/9/2026	651.8	651.8	622.5	0.21%
^New Life Hospital LLC	Hospitals	Term Loan	Prime plus 2.75%	12/8/2041	1,181.7	1,181.7	1,320.4	0.45%
^Imagine By Carleen Inc.	Personal and Laundry Services	Term Loan	Prime plus 2.75%	12/8/2041	50.8	50.8	55.1	0.02%
^Hanson’s Greeks LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	12/8/2026	9.4	9.4	9.8	—%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
MARCH 31, 2019 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Lan Doctors, Inc.	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	12/7/2026	$206.8	$206.8	$212.2	0.07%
^Yachting Solutions LLC	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	12/7/2029	63.6	63.6	63.9	0.02%
^The Lake Shore Hospitality Inc dba Dowagiac Baymont Inn & Suites	Accommodation	Term Loan	Prime plus 2.75%	12/5/2041	343.4	343.4	379.4	0.13%
^Lilo Holdings LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/5/2026	13.4	13.4	12.9	—%
^Noso Development LLC	Construction of Buildings	Term Loan	Prime plus 2.75%	12/1/2026	63.1	63.1	58.3	0.02%
^Ericon, Inc.	Gasoline Stations	Term Loan	Prime plus 2.75%	12/1/2041	705.6	705.6	764.1	0.26%
^Sharaz Shah DBA Thomas Jewelers	Clothing and Clothing Accessories Stores	Term Loan	Prime plus 2.75%	11/30/2026	6.8	6.8	6.2	—%
^Studio Find It Georgia, Inc.	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	11/30/2026	6.3	6.3	5.9	—%
^Imaginarium Foods LLC,	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/28/2042	363.4	363.4	397.5	0.14%
^Pebble Wood Lane, LLC and Good Sam’s Assisted Living Resiidence,LLC	Nursing and Residential Care Facilities	Term Loan	Prime plus 2.75%	11/30/2041	65.2	65.2	72.9	0.02%
^Quick Ship, LLC	Couriers and Messengers	Term Loan	Prime plus 2.75%	11/30/2026	8.8	8.8	8.1	—%
^RD Management, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/30/2026	178.3	178.3	166.3	0.06%
^B4 Fitness LLC dba The Zoo Health Club	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	11/30/2026	18.8	18.8	17.9	0.01%
^Access Staffing, LLC	Administrative and Support Services	Term Loan	Prime plus 2.75%	11/29/2026	938.3	938.3	866.7	0.30%
^Usman Jalil, LLC dba Food Mart	Gasoline Stations	Term Loan	Prime plus 2.75%	11/29/2041	225.4	225.4	238.7	0.08%
^WPN Recycling Company LLC	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	11/23/2026	18.8	18.8	19.5	0.01%
^Hafa Adai Signs and Graphics LLC dba Fastsigns of Auburn -#281901	Administrative and Support Services	Term Loan	Prime plus 2.75%	11/23/2026	50.0	50.0	46.7	0.02%
^Merchant Coterie, Inc.	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	11/23/2026	104.8	104.8	96.8	0.03%
^CRK Mens, LLC dba Spiff for Men	Personal and Laundry Services	Term Loan	Prime plus 2.75%	11/23/2026	90.0	90.0	84.5	0.03%
See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
MARCH 31, 2019 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^6E Technologies LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	11/22/2026	$140.8	$140.8	$138.2	0.05%
^Broms Asset Management LLC	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	Term Loan	Prime plus 2.75%	11/22/2026	104.2	104.2	96.2	0.03%
^JBK Truck Trailer and Bus Inc.	Repair and Maintenance	Term Loan	Prime plus 2.75%	11/22/2041	401.2	401.2	434.6	0.15%
^Bouquet Restaurant LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/22/2041	121.0	121.0	131.6	0.05%
^Skaggs RV Outlet LLC	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	11/21/2026	83.4	83.4	86.7	0.03%
^Catherine Christine Morin dba Purr-Fect Pets	Personal and Laundry Services	Term Loan	Prime plus 2.75%	11/17/2026	15.6	15.6	14.4	—%
^Stratmar Systems Inc dba Stratmar Retail Services	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	11/16/2026	57.1	57.1	59.4	0.02%
^Hoosier Health Plus, LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	11/15/2026	100.0	100.0	100.0	0.03%
^J. A. Kohlhepp Sons, Inc. dba Kohlhepp’s True Value	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	11/10/2026	172.8	172.8	177.5	0.06%
^J. A. Kohlhepp Sons, Inc. dba Kohlhepp’s True Value	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	11/10/2041	438.5	438.5	481.3	0.16%
^Panther Ironworks and Rigging Solutions LLC	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	11/10/2026	128.3	128.3	125.2	0.04%
^Hackensack Steel Corporation and Luzerne Ironworks Inc	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	11/10/2026	202.9	202.9	210.9	0.07%
^Rich’s Food Stores LLC dba Hwy 55 of Wallace	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/9/2026	37.1	37.1	36.6	0.01%
^Big Apple Entertainment Partners LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	11/9/2026	145.9	145.9	134.8	0.05%
^Dyer Properties, LLC and Bayview Pharmacy, Inc.	Health and Personal Care Stores	Term Loan	Prime plus 2.75%	11/9/2041	232.0	232.0	248.8	0.09%
^MIK LLC dba Firehouse Subs	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/9/2026	170.1	170.1	158.7	0.05%
^Fine Line Interiors, Inc.	Repair and Maintenance	Term Loan	Prime plus 2.75%	11/4/2041	69.3	69.3	77.4	0.03%
^131 Miles LLC and Ohm Shubh Laxmi, LLC. dba Mr Hero	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/3/2041	122.2	122.2	134.1	0.05%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
MARCH 31, 2019 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Veracruz Shabo, LLC, Waterfalls Quick Lube LLC	Repair and Maintenance	Term Loan	Prime plus 2.75%	11/1/2041	$116.8	$116.8	$128.1	0.04%
^Glocecol LLC	Administrative and Support Services	Term Loan	Prime plus 2.75%	11/1/2026	62.5	62.5	65.0	0.02%
^Moolchan Enterprises LLC dba Staying Green	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	10/31/2026	9.2	9.2	9.5	—%
^Bloomquist Communications Inc.	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	10/31/2026	49.6	49.6	45.8	0.02%
^Woodstock Enterprises Corp dba True Scent Candle Co	Miscellaneous Manufacturing	Term Loan	Prime plus 2.75%	10/31/2041	85.7	85.7	91.1	0.03%
^Elite Structures Inc	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	10/27/2029	200.9	200.9	207.0	0.07%
^FibAire Communications, LLC	Telecommunications	Term Loan	Prime plus 2.75%	10/27/2026	89.4	89.4	87.4	0.03%
^Blakeslee Arpaia Chapman Inc and Chapman Construction Services LLC	Heavy and Civil Engineering Construction	Term Loan	Prime plus 2.75%	10/24/2026	351.5	351.5	365.4	0.13%
^Worldwide Estate, Inc. dba Washington Heights Manor	Nursing and Residential Care Facilities	Term Loan	Prime plus 2.75%	10/21/2041	216.7	216.7	242.2	0.08%
^Gold Wind Logistics LLC	Truck Transportation	Term Loan	Prime plus 2.75%	10/20/2041	171.1	171.1	191.1	0.07%
^Speaker City, Inc. dba Rollin Thunder	Electronics and Appliance Stores	Term Loan	Prime plus 2.75%	10/14/2041	120.7	120.7	132.2	0.05%
^Justin Partlow	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	10/13/2026	16.1	16.1	14.9	0.01%
^Maine Service Corp	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	10/13/2026	150.5	150.5	151.0	0.05%
^Reliable Recovery Services LLC	Support Activities for Transportation	Term Loan	Prime plus 2.75%	10/7/2026	93.0	93.0	90.4	0.03%
^Wyspen Corporation dba Charlestown Ace	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	10/3/2026	29.8	29.8	27.5	0.01%
^Ailky Corporation	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	10/3/2026	206.7	206.7	195.1	0.07%
^MegaPhase, LLC	Computer and Electronic Product Manufacturing	Term Loan	Prime plus 2.75%	9/30/2026	122.7	122.7	128.1	0.04%
^Adelwerth Bus Corp.	Transit and Ground Passenger Transportation	Term Loan	Prime plus 2.75%	9/30/2041	233.4	233.4	263.0	0.09%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
MARCH 31, 2019 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^JJA Transportation Management Inc.	Transit and Ground Passenger Transportation	Term Loan	Prime plus 2.75%	9/30/2026	$43.0	$43.0	$42.8	0.01%
^Seaway LLC and Reklaw LLC dba Allure Lounge	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/30/2041	132.1	132.1	151.6	0.05%
^Adelwerth Bus Corporation, Transportation Leasing Corp.	Transit and Ground Passenger Transportation	Term Loan	Prime plus 2.75%	9/30/2029	574.8	574.8	608.4	0.21%
^Thunderdome Racing Inc.	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	9/29/2026	14.6	14.6	15.4	0.01%
^Graphics,Type and Color Enterprises Inc dba Clubflyers.com and GTC Med	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	9/28/2041	821.5	821.5	943.0	0.32%
^Beadon Inc	Food and Beverage Stores	Term Loan	Prime plus 2.75%	9/28/2026	18.4	18.4	19.4	0.01%
^CNC Precision Machine, Inc.	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	9/28/2041	1,235.9	1,235.9	1,396.4	0.48%
^CD Game Exchange Inc.	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	9/28/2026	18.4	18.4	18.4	0.01%
^Luv 2 Play Nor Cal, LLC dba Luv 2 Play	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	9/27/2026	43.0	43.0	43.6	0.01%
^Luna Nueva LLC dba Bio Builders	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	9/27/2026	12.3	12.3	12.4	—%
^Kyle M Walker DDS, PC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	9/27/2026	189.3	189.3	190.8	0.07%
^Reynolds Fence & Guardrail Inc.	Heavy and Civil Engineering Construction	Term Loan	Prime plus 2.75%	9/27/2026	515.1	515.1	535.2	0.18%
^Sarah S Olelewe MD Inc	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	9/26/2041	281.3	281.3	318.4	0.11%
^TPFC,LLC dbaThe Picture Frame Company	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	9/26/2041	56.4	56.4	63.9	0.02%
^Ridge Road Equestrian LLC dba Ricochet Ridge Ranch	Support Activities for Agriculture and Forestry	Term Loan	Prime plus 2.75%	9/26/2026	7.4	7.4	7.7	—%
^PeopleBest Inc.	Administrative and Support Services	Term Loan	Prime plus 2.75%	9/26/2026	12.3	12.3	12.2	—%
^B4 Fitness LLC dba The Zoo Health Club	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	9/23/2026	71.6	71.6	72.5	0.02%
^Mr. Mulch, Inc	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	9/23/2041	389.7	389.7	432.0	0.15%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
MARCH 31, 2019 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Wrecking Crew Media LLC	Performing Arts, Spectator Sports, and Related Industries	Term Loan	Prime plus 2.75%	9/21/2026	$40.9	$40.9	$40.8	0.01%
^Cuppiecakes LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/21/2041	21.6	21.6	24.4	0.01%
^Benoit’s Towing and Recovery LLC	Support Activities for Transportation	Term Loan	Prime plus 2.75%	9/20/2026	9.8	9.8	9.8	—%
^Consulting Solutions Inc. and Mark Luciani	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	9/20/2026	18.4	18.4	19.0	0.01%
^Eyncon LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	9/16/2041	48.0	48.0	54.5	0.02%
^The Merrin Group LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/15/2026	144.0	144.0	150.0	0.05%
^Rich’s Food Stores LLC dba Hwy 55 of Wallace	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/14/2026	123.4	123.4	127.0	0.04%
^Atlantic Alarm Systems and Services LLC	Administrative and Support Services	Term Loan	Prime plus 2.75%	9/14/2026	12.6	12.6	12.8	—%
^Metropet Dog Center, Inc	Personal and Laundry Services	Term Loan	Prime plus 2.75%	9/13/2041	104.9	104.9	119.3	0.04%
^Marquis Cattle Company	Animal Production and Aquaculture	Term Loan	Prime plus 2.75%	9/13/2026	41.3	41.3	43.6	0.01%
^Bingham Enterprises, Inc and Full Belli Deli and Sausage Company	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/12/2041	79.2	79.2	89.0	0.03%
^SRA Mechanicial Inc	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	9/6/2041	42.0	42.0	48.2	0.02%
^Sandia Enterprises Inc dba Massage Envy Spa	Personal and Laundry Services	Term Loan	Prime plus 2.75%	9/6/2026	34.7	34.7	34.6	0.01%
^Animal Intrusion Prevention Systems Holding Company, LLC dba Critter C	Administrative and Support Services	Term Loan	Prime plus 2.75%	8/30/2026	102.9	102.9	103.6	0.04%
^Raem Corporation dba Dryclean Express	Personal and Laundry Services	Term Loan	Prime plus 2.75%	8/29/2041	69.5	69.5	79.6	0.03%
^Warren Dale Warrington dba Custom Paint and Body	Repair and Maintenance	Term Loan	Prime plus 2.75%	8/26/2041	97.1	97.1	110.6	0.04%
^TAGR Inc dba Miami Grill 137and John Nakis	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	8/26/2026	86.6	86.6	87.2	0.03%
^Albert Basse Associates Inc	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	8/25/2026	50.1	50.1	52.8	0.02%
^Avery Management Inc. dba Whetstone Upholstery	Repair and Maintenance	Term Loan	Prime plus 2.75%	8/25/2026	8.5	8.5	8.5	—%
^Tabadesa Associates Inc.	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	8/25/2026	18.2	18.2	18.2	0.01%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
MARCH 31, 2019 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^TR Companies LLC dba Liberty Rental 4 U	Rental and Leasing Services	Term Loan	Prime plus 2.75%	8/25/2026	$73.0	$73.0	$72.8	0.02%
^Rosmel Pools Inc	Repair and Maintenance	Term Loan	Prime plus 2.75%	8/25/2026	18.2	18.2	18.4	0.01%
^Sambella Holdings, LLC and Strike Zone Entertainment Center LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	12/24/2041	492.0	492.0	564.0	0.19%
^Luv 2 Play Temecula, LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	8/15/2026	48.7	48.7	48.5	0.02%
^2 Cool Beans LLC dba Menchies’s Frozen Yogurt	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	8/11/2026	66.9	66.9	66.7	0.02%
^Grayson O Company	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	8/10/2041	599.3	599.3	687.1	0.24%
^Paul Belanger dba Paul Belanger Landscaping	Administrative and Support Services	Term Loan	Prime plus 2.75%	8/9/2026	12.2	12.2	12.1	—%
^USA General Investment LLC dba Braniff Paint and Body Shop	Repair and Maintenance	Term Loan	Prime plus 2.75%	7/29/2026	18.1	18.1	18.3	0.01%
^The Hungry Rhino LLC	Real Estate	Term Loan	Prime plus 2.75%	7/29/2041	73.0	73.0	82.6	0.03%
^Little Tree Huggers Child Care LLC	Social Assistance	Term Loan	Prime plus 2.75%	7/29/2041	134.0	134.0	153.8	0.05%
^303 Tower Drive LLC	Repair and Maintenance	Term Loan	Prime plus 2.75%	7/29/2041	383.1	383.1	437.2	0.15%
^Big Apple Entertainment Partners LLC dba Ripley’s Believe It or Not	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	7/28/2026	241.2	241.2	240.5	0.08%
^676 Club LP dba The Green Door Tavern/The Drifter	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	7/28/2041	641.4	641.4	734.0	0.25%
^MacIver Corporation dba Division Camera	Rental and Leasing Services	Term Loan	Prime plus 2.75%	7/28/2026	1,003.5	1,003.5	1,038.8	0.36%
^Intrepid Trinity LLC	Nonstore Retailers	Term Loan	Prime plus 2.75%	7/28/2041	59.8	59.8	68.0	0.02%
^Apple Tree NC Inc dba Williams Farm & Garden Center	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	7/28/2041	326.8	326.8	368.3	0.13%
^Kidtastic LLC dba The Little Gym of Audubon	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	7/27/2026	45.6	45.6	45.5	0.02%
^Pinco Pizza LLC dba Jet’s Pizza	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	7/27/2026	59.3	59.3	62.5	0.02%
^EPEC Juice LLC dba Jamba Juice	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	7/27/2026	67.1	67.1	67.0	0.02%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
MARCH 31, 2019 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^JAG Unit 1, LLC dba Arooga’s Grille House and Sports Bar	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	7/27/2026	$100.5	$100.5	$100.2	0.03%
^The Grasso Companies, LLC and Grasso Pavement Maintenance, LLC	Heavy and Civil Engineering Construction	Term Loan	Prime plus 2.75%	7/26/2026	72.9	72.9	74.6	0.03%
^My Sainath Inc dba Motel 6	Accommodation	Term Loan	Prime plus 2.75%	7/22/2041	292.7	292.7	334.3	0.11%
^Robert G Larson State Farm Insurance	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	7/22/2026	18.1	18.1	18.0	0.01%
^J and D Resources LLC dba Aqua Science	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	7/19/2026	94.8	94.8	94.9	0.03%
^Robert P Daniels dba Ginger and Friend’s Peppermint Village Gift Shop	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	7/18/2026	12.7	12.7	12.6	—%
^Franklin Firm LLC dba Luv 2 Play	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	7/15/2041	154.0	154.0	175.1	0.06%
^Takeuchi Commercial Cleaning Services, LLC dba We Clean San Diego	Administrative and Support Services	Term Loan	Prime plus 2.75%	7/13/2026	37.2	37.2	37.1	0.01%
^Jacob Rugs LLC dba Rugs Outlet	Furniture and Home Furnishings Stores	Term Loan	Prime plus 2.75%	7/13/2026	52.8	52.8	55.6	0.02%
^RM Hawkins LLC dba Pure Water Tech West	Nonstore Retailers	Term Loan	Prime plus 2.75%	7/7/2026	40.1	40.1	41.8	0.01%
^Dino Smiles Children’s Cosmetic Dentistry	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	7/7/2026	11.5	11.5	11.6	—%
^Nevey’s LLC dba Stark Food III	Food and Beverage Stores	Term Loan	Prime plus 2.75%	6/30/2041	281.9	281.9	322.0	0.11%
^Martin Inventory Management LLC	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	6/30/2026	19.7	19.7	20.7	0.01%
^P L H Pharmaco Inc dba Farmacia San Jose	Health and Personal Care Stores	Term Loan	Prime plus 2.75%	6/30/2026	135.0	135.0	142.1	0.05%
^VMA Technologies LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	6/30/2026	17.9	17.9	17.8	0.01%
^Corning Lumber Company Inc and Frank R Close and Son Inc	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	6/30/2029	168.3	168.3	180.8	0.06%
^Desert Tacos LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/30/2026	80.8	80.8	83.4	0.03%
^WGI, LLC dba Williams Grant Inn	Accommodation	Term Loan	Prime plus 2.75%	6/29/2041	117.7	117.7	133.6	0.05%
^O.D.S. Inc dba Four Seasons Health & Racquet and Step ‘N’ Motion, Inc	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	6/29/2026	111.6	111.6	112.2	0.04%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
MARCH 31, 2019 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^KWG Industries, LLC dba Peterson & Marsh Metal Industries	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	6/29/2041	$291.4	$291.4	$331.6	0.11%
^MaidPro Marin dba MaidPro	Administrative and Support Services	Term Loan	Prime plus 2.75%	6/28/2026	14.0	14.0	13.9	—%
^E & P Holdings 1 LLC and Evans & Paul LLC	Nonmetallic Mineral Product Manufacturing	Term Loan	Prime plus 2.75%	6/28/2026	107.8	107.8	108.6	0.04%
^Edge Pest Control LLC	Administrative and Support Services	Term Loan	Prime plus 2.75%	6/27/2026	597.6	597.6	594.8	0.20%
^All Printing Solutions, Inc. dba Pryntcomm	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	6/27/2041	528.8	528.8	590.6	0.20%
^JumboMarkets Inc dba Rines Jumbomarkets	Food and Beverage Stores	Term Loan	Prime plus 2.75%	6/24/2026	39.8	39.8	39.7	0.01%
^Island Time Investments, LLC dba Swantown Inn Bed & Breakfast	Accommodation	Term Loan	Prime plus 2.75%	6/24/2041	96.8	96.8	110.9	0.04%
^Shooting Sports Academy LLC and Jetaa LLC dba Shooting Sports Academy	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	6/23/2041	476.2	476.2	534.3	0.18%
^Long Island Comedy LLC dba Governors and New York Comedy, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/23/2041	179.2	179.2	203.0	0.07%
^Visual Advantage LLC dba Signs Now Perryberg	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	6/23/2041	87.2	87.2	98.4	0.03%
^Evergreen Investment & Property Management LLC ,Universal Kidney Center	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	6/20/2041	1,215.0	1,215.0	1,386.4	0.47%
^Bagelicious, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/17/2026	43.5	43.5	43.4	0.01%
^Blue Eagle Transport Inc, Greeneagle Transport Inc and Golden Eagle Transport	Couriers and Messengers	Term Loan	Prime plus 2.75%	6/16/2026	442.5	442.5	440.4	0.15%
^Winegirl Wines LLC	Beverage and Tobacco Product Manufacturing	Term Loan	Prime plus 2.75%	6/16/2026	9.0	9.0	9.4	—%
^NKJ Lusby Donuts LLC	Food and Beverage Stores	Term Loan	Prime plus 2.75%	6/16/2026	17.9	17.9	17.8	0.01%
^Jai-Alexia Consulting, Inc.	Couriers and Messengers	Term Loan	Prime plus 2.75%	6/15/2026	9.4	9.4	9.4	—%
^Pumpkin Patch Child Care of Southington, LLC and Giuseppe Pugliares	Social Assistance	Term Loan	Prime plus 2%	6/15/2041	490.0	490.0	528.1	0.18%
^Luv 2 Play AZ LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	6/10/2026	49.9	49.9	52.3	0.02%
^Refoleen Inc dba Spice and Tea Exchange	Food and Beverage Stores	Term Loan	Prime plus 2.75%	6/10/2026	69.0	69.0	68.7	0.02%
^VBGB Uptown, LLC dba VBGB Beer Hall & Garden	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/8/2026	27.9	27.9	27.8	0.01%
See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
MARCH 31, 2019 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^ScimTech Industries Inc dba Archer Aerospace	Computer and Electronic Product Manufacturing	Term Loan	Prime plus 2.75%	6/6/2026	$9.6	$9.6	$9.5	—%
^Larry H. Patterson and Rainbow Movers, Inc	Truck Transportation	Term Loan	Prime plus 2.75%	6/6/2026	17.9	17.9	17.9	0.01%
^Solvit Inc and Solvit North Inc	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	6/3/2026	202.1	202.1	204.9	0.07%
^AP5 LLC dba Krauser’s Food Store	Food and Beverage Stores	Term Loan	Prime plus 2.75%	6/2/2041	185.3	185.3	212.2	0.07%
^ATI Jet Inc	Air Transportation	Term Loan	Prime plus 2.75%	5/31/2026	408.5	408.5	413.9	0.14%
^Angelo Faia dba AVF Construction	Construction of Buildings	Term Loan	Prime plus 2.75%	5/27/2041	94.9	94.9	107.3	0.04%
^Premier Athletic Center of Ohio, Inc	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	5/27/2026	69.1	69.1	72.7	0.02%
^Mersada Holdings LLC	Nonstore Retailers	Term Loan	Prime plus 2.75%	5/26/2026	266.5	266.5	280.5	0.10%
^Jack Frost Firewood Inc. and David Dubinsky	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	5/26/2041	196.8	196.8	222.1	0.08%
^Southwest Division Inc	Heavy and Civil Engineering Construction	Term Loan	Prime plus 2.75%	5/26/2026	6.5	6.5	6.6	—%
^International Kitchen Supply LLC	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	5/25/2026	147.5	147.5	149.9	0.05%
^Groth Lumber Co. Inc. dba True Value	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	5/25/2026	17.8	17.8	18.7	0.01%
^Island Life Graphics Inc dba FASTSIGNS #576	Miscellaneous Manufacturing	Term Loan	Prime plus 2.75%	5/24/2026	17.8	17.8	17.8	0.01%
^Powerspec Inc	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	5/24/2026	69.0	69.0	68.6	0.02%
^Horseshoe Barbecue, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	5/23/2029	10.1	10.1	10.9	—%
^Pro Auto Repair LLC	Repair and Maintenance	Term Loan	Prime plus 2.75%	5/20/2026	5.8	5.8	6.1	—%
^Elderfriend Inc dba Granny Nannies dba GN Live Scan	Social Assistance	Term Loan	Prime plus 2.75%	5/20/2026	10.1	10.1	10.0	—%
^National Air Cargo Holdings Inc	Air Transportation	Term Loan	Prime plus 2.75%	5/20/2026	987.1	987.1	1,038.8	0.36%
^J&A Laundromat Inc.	Personal and Laundry Services	Term Loan	Prime plus 2.75%	5/18/2026	53.3	53.3	53.6	0.02%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
MARCH 31, 2019 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^HBA LLC dba Palmetto Twist-Vista	Repair and Maintenance	Term Loan	Prime plus 2.75%	5/18/2026	$15.3	$15.3	$15.4	0.01%
^Dedicated Incorporated	Administrative and Support Services	Term Loan	Prime plus 2.75%	5/18/2041	44.4	44.4	50.4	0.02%
^Studio Find It Georgia Inc	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	5/13/2026	17.8	17.8	17.9	0.01%
^FJN Catering Inc	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	5/13/2041	250.8	250.8	287.2	0.10%
^Pumpkin Patch Inc and Christine Feliciano and Antonio Feliciano	Social Assistance	Term Loan	Prime plus 2.75%	5/12/2041	126.4	126.4	142.9	0.05%
^Sabir Inc. dba Bear Diner	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	5/11/2041	118.2	118.2	134.8	0.05%
^Gator D’Lites LLC dba D’Lites Emporium	Food and Beverage Stores	Term Loan	Prime plus 2.75%	5/5/2026	17.8	17.8	17.7	0.01%
^Warner Home Comfort, LLC dba Smith Piping	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	4/29/2041	78.6	78.6	88.9	0.03%
^Keller, Fishback & Jackson LLP	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	4/29/2026	100.7	100.7	105.9	0.04%
^Marc S. Rosenberg P.C. dba Mammuth and Rosenberg	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	4/29/2026	17.6	17.6	17.5	0.01%
^Empowerschool LLC and Empower Autism Academy, LLC	Social Assistance	Term Loan	Prime plus 2.75%	4/29/2041	144.7	144.7	165.9	0.06%
^May-Craft Fiberglass Products Inc	Transportation Equipment Manufacturing	Term Loan	Prime plus 2.75%	4/29/2041	235.7	235.7	270.3	0.09%
^Alpha Omega Trucking LLC	Truck Transportation	Term Loan	Prime plus 2.75%	4/29/2041	167.3	167.3	191.8	0.07%
^Euro Car Miami LLC	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	4/29/2026	48.8	48.8	51.4	0.02%
^Hard Exercise Works Winter Park LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	4/29/2026	31.9	31.9	31.7	0.01%
^Loriet LLC	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	4/29/2026	5.9	5.9	5.8	—%
^Shepherd Appraisal Services LLC dba Property Damage Appraisers of Oklahoma	Real Estate	Term Loan	Prime plus 2.75%	4/28/2026	7.0	7.0	7.0	—%
^Pecos Inn LLC dba Econo Lodge	Accommodation	Term Loan	Prime plus 2.75%	4/28/2041	642.9	642.9	733.4	0.25%
^Costume World Inc	Clothing and Clothing Accessories Stores	Term Loan	Prime plus 2.75%	4/28/2041	1,192.1	1,192.1	1,367.0	0.47%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
MARCH 31, 2019 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Inner Beauty Salon and Suite LLC	Personal and Laundry Services	Term Loan	Prime plus 2.75%	4/28/2041	$61.9	$61.9	$70.9	0.02%
^Accent Comfort Services, LLC	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	4/26/2026	70.4	70.4	70.1	0.02%
^Homecare Casa Rhoda 123 Inc	Ambulatory Health Care Services	Term Loan	Prime plus 2%	4/26/2041	640.3	640.3	693.4	0.24%
^McIntosh Trail Management Services Organization Inc	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	4/22/2041	405.3	405.3	464.8	0.16%
^Automotive Core Recycling, LLC and 828 Old Colony Road, LLC	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	4/22/2041	238.1	238.1	265.9	0.09%
^AAA Mill Direct, Inc. dba Carpet Mill Outlets	Furniture and Home Furnishings Stores	Term Loan	Prime plus 2.75%	4/21/2026	6.2	6.2	6.5	—%
^Jande Graphics LLC dba FastSigns #103201	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	4/21/2026	43.8	43.8	43.6	0.01%
^Miguel Fernando Borda, P.A. dba BGR Dental	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	4/15/2026	17.6	17.6	17.7	0.01%
^Sushiya Inc	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	4/12/2026	68.5	68.5	69.3	0.02%
^Sierra Foothill Cremation & Funeral Service, Inc.	Personal and Laundry Services	Term Loan	Prime plus 2.75%	4/7/2026	41.4	41.4	41.2	0.01%
^Waterfalls Quick Lube LLC and Veracruz Shabo LLC	Repair and Maintenance	Term Loan	Prime plus 2.75%	4/6/2041	264.3	264.3	300.5	0.10%
^KNS Early Learning Academy LLC	Social Assistance	Term Loan	Prime plus 2.75%	4/6/2041	48.6	48.6	54.9	0.02%
^Christian Soderquist dba Soderquist Plumbing and Heating LLC	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	3/31/2041	53.9	53.9	61.8	0.02%
^Cameo Carter, MD A Professional Corporation dba The Garden Pediatric Group	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	3/31/2026	58.1	58.1	57.8	0.02%
^Men of Steel Enterprises LLC and Vogelbacher Properties LLC	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	3/31/2041	374.1	374.1	415.3	0.14%
^Dana A. Farley dba Independent Cabinets	Furniture and Related Product Manufacturing	Term Loan	Prime plus 2.75%	3/31/2041	64.2	64.2	73.5	0.03%
^Vehicle Safety Supply LLC	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	3/31/2026	17.4	17.4	17.3	0.01%
^Gill Express Inc and Blue Speed LLC	Repair and Maintenance	Term Loan	Prime plus 2.75%	3/31/2041	492.5	492.5	556.8	0.19%
^NOSO Development, LLC	Construction of Buildings	Term Loan	Prime plus 2.75%	3/30/2026	145.3	145.3	144.4	0.05%
^Wyldewood Cellars, Inc.	Beverage and Tobacco Product Manufacturing	Term Loan	Prime plus 2.75%	3/30/2041	960.1	960.1	1,072.3	0.37%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
MARCH 31, 2019 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^MTS Car Service LLC	Transit and Ground Passenger Transportation	Term Loan	Prime plus 2.75%	3/30/2026	$8.1	$8.1	$8.1	—%
^Gordon Rogers and Heidi Rogers dba Stone House Motor Inn	Accommodation	Term Loan	Prime plus 2.75%	3/30/2026	17.7	17.7	18.5	0.01%
^Tom Sawyer Country Restaurant LLC and AM 3208 LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/30/2041	246.2	246.2	280.9	0.10%
^Beale Street Blues Company-West Palm Beach, LLC dba Lafayette’s-West Palm	Performing Arts, Spectator Sports, and Related Industries	Term Loan	Prime plus 2.75%	3/30/2026	72.7	72.7	73.0	0.02%
^Barrocas Gym LLC dba Snap Fitness	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	3/29/2026	15.1	15.1	15.5	0.01%
^Vinmar Inc. dba Locanda Portofino	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/29/2026	63.0	63.0	62.6	0.02%
^Lust for Life Footwear, LLC	Leather and Allied Product Manufacturing	Term Loan	Prime plus 2.75%	3/29/2026	293.2	293.2	291.3	0.10%
^Marathon Engineering Corporation	Miscellaneous Manufacturing	Term Loan	Prime plus 2.75%	3/28/2041	42.8	42.8	48.7	0.02%
^PHCDC1 LLC dba Quarter + Glory and Public House Collective, Corp.	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/28/2026	38.8	38.8	39.4	0.01%
^RCB Enterprises, Inc.	Administrative and Support Services	Term Loan	Prime plus 2.75%	3/25/2026	43.6	43.6	43.3	0.01%
^Revolution Physical Therapy LLC dba Apex Network Physical Therapy	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	3/25/2026	17.7	17.7	17.7	0.01%
^Excel RP Inc	Machinery Manufacturing	Term Loan	Prime plus 2.75%	3/25/2026	96.9	96.9	98.6	0.03%
^Flooring Liquidators Inc and Premier Flooring Yonkers Inc and Flooring	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	3/24/2026	39.7	39.7	41.6	0.01%
^International Construction Inc	Heavy and Civil Engineering Construction	Term Loan	Prime plus 2.75%	3/24/2041	47.2	47.2	53.2	0.02%
^ActKnowledge, Inc.	Personal and Laundry Services	Term Loan	Prime plus 2.75%	3/24/2026	96.9	96.9	101.8	0.03%
^Magnation Corporation and Misha Family Trust	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	3/22/2041	96.5	96.5	110.5	0.04%
^growth.period LLC and Potomac Recruiting LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	3/21/2026	13.0	13.0	13.0	—%
^Precious Care LLC and Precious Care Management LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	3/21/2026	438.0	438.0	436.3	0.15%
^Media Capital Partners, Inc	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	Term Loan	Prime plus 2.75%	3/21/2026	17.4	17.4	17.3	0.01%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
MARCH 31, 2019 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Kekoa Enterprises Inc dba Signarama Sandy	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	3/18/2026	$38.4	$38.4	$38.1	0.01%
^Taylors Zinn Enterprises Inc dba Eons Auto Care Inc	Repair and Maintenance	Term Loan	Prime plus 2.75%	3/18/2041	76.8	76.8	87.7	0.03%
^ERT Group Inc and Curt’s Tools Inspection Inc	Support Activities for Mining	Term Loan	Prime plus 2.75%	3/18/2041	1,195.2	1,195.2	1,349.3	0.46%
^Brian T Rice dba BD Logging	Forestry and Logging	Term Loan	Prime plus 2.75%	3/17/2026	1.4	1.4	1.5	—%
^Evergreen Pallet LLC and Evergreen Recycle LLC	Wood Product Manufacturing	Term Loan	Prime plus 2.75%	3/16/2026	912.8	912.8	924.8	0.32%
^LAN Doctors Inc	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	3/16/2026	44.3	44.3	46.5	0.02%
^K Soles Corp dba Max Collections	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	3/16/2026	17.4	17.4	17.3	0.01%
^R & D Enterprises Inc dba My Pool Man	Administrative and Support Services	Term Loan	Prime plus 2.75%	3/15/2026	38.8	38.8	38.5	0.01%
^HEWZ, LLC dba Hard Exercise Works	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	3/14/2026	17.4	17.4	17.3	0.01%
^Mustafa Inc and Raouf Properties LLC	Food and Beverage Stores	Term Loan	Prime plus 2.75%	3/14/2041	71.4	71.4	81.5	0.03%
^Country Paint and Hardware Inc	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	3/11/2026	67.7	67.7	67.9	0.02%
^Accuair Control Systems LLC dba Accuair Suspension	Transportation Equipment Manufacturing	Term Loan	Prime plus 2.75%	3/11/2026	116.3	116.3	116.5	0.04%
^Dupre Capital LLC dba Fastsigns	Miscellaneous Manufacturing	Term Loan	Prime plus 2.75%	3/11/2026	45.3	45.3	45.0	0.02%
^Magill Truck Line LLC and Jeff J. Ralls	Truck Transportation	Term Loan	Prime plus 2.75%	3/11/2029	193.4	193.4	200.0	0.07%
^ABCs & 123s Infant and Child Care Center LP	Social Assistance	Term Loan	Prime plus 2.75%	3/11/2026	8.7	8.7	8.7	—%
^State Painting & Decorating Co., Inc.	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	3/10/2026	80.4	80.4	79.9	0.03%
^Step Up Academy of the Arts LLC	Educational Services	Term Loan	Prime plus 2.75%	3/9/2026	6.2	6.2	6.2	—%
^Faith Summit Supply Inc dba Summit Supply and Summit True Value	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	3/9/2026	17.4	17.4	17.8	0.01%
^Swerve Salon LLC	Personal and Laundry Services	Term Loan	Prime plus 2.75%	3/8/2026	61.2	61.2	60.8	0.02%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
MARCH 31, 2019 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^J & W Hardwood Flooring Inc	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	3/7/2026	$5.8	$5.8	$5.8	—%
^Labmates LLC and POV Holdings LLC	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	3/4/2041	103.9	103.9	119.0	0.04%
^Hueston and Company CPA LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	3/4/2026	6.3	6.3	6.3	—%
^Almost Home Daycare LLC	Social Assistance	Term Loan	Prime plus 2.75%	3/3/2026	41.9	41.9	43.8	0.01%
^Miles of Smiles Inc	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/2/2026	73.8	73.8	74.0	0.03%
^Drug Detection Laboratories, Inc. and Minh Tran	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	2/28/2026	15.2	15.2	15.2	0.01%
^Powerpits CS1, LLC dba Pita Pit	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/28/2026	14.4	14.4	14.6	—%
^Doxa Deo Inc dba Luv 2 Play	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	2/28/2026	84.4	84.4	84.9	0.03%
^The River Beas, LLC dba Subway and Punam Singh	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/28/2041	129.1	129.1	147.5	0.05%
^Living Essentials HVAC Corp	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	2/28/2026	11.5	11.5	11.5	—%
^Consulting Solutions, Inc. and Mark Luciani	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	2/28/2026	8.6	8.6	9.0	—%
^Aaradhya LLC dba Market Square Laundry	Personal and Laundry Services	Term Loan	Prime plus 2.75%	2/23/2026	61.4	61.4	61.0	0.02%
^Blackstones Hairdressing LLC	Personal and Laundry Services	Term Loan	Prime plus 2.75%	2/23/2026	40.2	40.2	40.1	0.01%
^R & K Contracting Inc	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	2/18/2026	12.0	12.0	12.6	—%
^B for Blonde, LLC dba Blo Blow Dry Bar	Personal and Laundry Services	Term Loan	Prime plus 2.75%	2/12/2026	48.2	48.2	47.9	0.02%
^Gilmore Heights Dental Holdings, LTD and Chas Rob LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	2/12/2029	261.2	261.2	272.0	0.09%
^Jersey Shore Marina & Boat Sales, Inc.	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	2/12/2041	594.2	594.2	680.6	0.23%
^Ei3 Corporation	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	2/12/2026	251.0	251.0	263.7	0.09%
^Base USA, Inc.	Clothing and Clothing Accessories Stores	Term Loan	Prime plus 2.75%	2/2/2026	38.4	38.4	40.4	0.01%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
MARCH 31, 2019 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Zouk Ltd dba Palma	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	1/29/2026	$17.1	$17.1	$18.0	0.01%
^Tammy Lavertue	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	Term Loan	Prime plus 2.75%	1/28/2026	8.5	8.5	8.9	—%
^Wildflour Bakery & Cafe LLC	Social Assistance	Term Loan	Prime plus 2.75%	1/28/2026	47.5	47.5	49.9	0.02%
^SuzyQue’s LLC dba SuzyQue’s	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	1/28/2026	17.1	17.1	17.9	0.01%
^Gendron Funeral and Cremation Services, Inc.	Personal and Laundry Services	Term Loan	Prime plus 2.75%	1/11/2041	105.1	105.1	120.4	0.04%
^Dolarian Realty LLC and OV’s Restaurant Inc	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	1/5/2041	64.3	64.3	73.6	0.03%
^MCF Forte LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/29/2025	14.1	14.1	14.1	—%
^Lemonberry Food Stores Inc dba Lemonberry Frozen Yogurt	Food and Beverage Stores	Term Loan	Prime plus 2.75%	12/29/2025	84.7	84.7	85.3	0.03%
^Panditos LLC dba White Lotus Home	Miscellaneous Manufacturing	Term Loan	Prime plus 2.75%	12/28/2025	12.0	12.0	11.9	—%
^Ridge Road Equestrian LLC dba Ricochet Ridge Ranch Inc	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	12/23/2040	96.9	96.9	109.8	0.04%
^800 on the Trax LLC and Matrix Z LLC	Nonmetallic Mineral Product Manufacturing	Term Loan	Prime plus 2.75%	12/23/2040	228.7	228.7	258.7	0.09%
^Joyce Outdoor Advertising Chicago LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	12/22/2040	285.3	285.3	322.1	0.11%
^Premier Athletic Center of Ohio Inc. and Gates Investments and Wade Gates	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	12/22/2028	732.7	732.7	784.3	0.27%
^Hattingh Incorporated dba Prosthetic Care Facility	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/21/2025	13.6	13.6	13.7	—%
^Jay Kevin Gremillion dba Dino Smiles Children’s Cosmetic Dentistry	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/18/2025	56.4	56.4	56.6	0.02%
^Trip Consultants U.S.A. Inc.	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	12/18/2025	131.8	131.8	130.7	0.04%
^Abbondanza Market LLC dba Hampton Falls Village Market	Food and Beverage Stores	Term Loan	Prime plus 2.75%	12/18/2025	44.9	44.9	45.2	0.02%
^Labmates LLC	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	12/18/2040	153.6	153.6	175.7	0.06%
^Accent Tag and Label Inc	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	12/18/2040	626.7	626.7	709.8	0.24%
See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
MARCH 31, 2019 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Learning Skills LLC and Christopher Shrope	Educational Services	Term Loan	Prime plus 2.75%	12/17/2025	$8.1	$8.1	$8.1	—%
^Mustafa Inc dba Adiba Grocery	Food and Beverage Stores	Term Loan	Prime plus 2.75%	12/17/2025	80.1	80.1	84.0	0.03%
^Moments to Remember USA LLC dba Retain Loyalty	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	12/16/2025	56.5	56.5	58.3	0.02%
^New York Home Health Care Equipment, LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/16/2025	758.9	758.9	792.9	0.27%
^JAG Unit 1, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/16/2025	188.3	188.3	186.7	0.06%
^Swalm Street LLC and New York Home Health Care Equipment LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/16/2040	363.0	363.0	413.5	0.14%
^Abitino’s JFK LLC dba Abitino’s	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/16/2022	77.3	77.3	76.8	0.03%
^Evans & Paul LLC and E&P Holdings I LLC	Nonmetallic Mineral Product Manufacturing	Term Loan	Prime plus 2.75%	12/15/2025	102.5	102.5	102.9	0.04%
^DC Enterprises Ltd. dba Lakeview True Value	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	12/14/2025	16.9	16.9	17.6	0.01%
^Basista Family Limited Partnership and UPE, Inc.	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	12/14/2040	323.7	323.7	366.1	0.13%
^AGR Foodmart Inc dba Nashua Road Mobil	Gasoline Stations	Term Loan	Prime plus 2.75%	12/11/2025	16.9	16.9	17.6	0.01%
^Alexandra Afentoulides dba Vi’s Pizza Restaurant	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/11/2040	28.0	28.0	32.0	0.01%
^Cares, Inc dba Dumpling Grounds Day Care Center	Social Assistance	Term Loan	Prime plus 2.75%	12/10/2025	5.6	5.6	5.9	—%
^Custom Exteriors, Inc.	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	12/9/2025	75.3	75.3	75.8	0.03%
^Sushiya, Inc.	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/8/2025	81.9	81.9	82.5	0.03%
^My Jewels, LLC dba The UPS Store #6712	Administrative and Support Services	Term Loan	Prime plus 2.75%	12/7/2025	26.7	26.7	26.4	0.01%
^LC Blvd Holdings LLC and Mt Pleasant Wash & Wax LLC	Repair and Maintenance	Term Loan	Prime plus 2.75%	12/4/2040	475.7	475.7	540.5	0.19%
^Tariq, LLC dba 76 Food Mart	Gasoline Stations	Term Loan	Prime plus 2.75%	12/2/2040	354.4	354.4	402.9	0.14%
^Delta Aggregate, LLC	Mining (except Oil and Gas)	Term Loan	Prime plus 2.75%	11/30/2025	83.0	83.0	87.0	0.03%
^Japp Business Inc dba Pick and Eat and Japp Drink Corp.	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/30/2025	93.2	93.2	94.4	0.03%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
MARCH 31, 2019 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Smokeyard Inc dba Smokeyard BBQ and Chop Shop	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/30/2025	$93.8	$93.8	$93.8	0.03%
^State Painting and Decorating Co Inc	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	11/25/2025	53.9	53.9	53.5	0.02%
^DWeb Studio, Inc.	Educational Services	Term Loan	Prime plus 2.75%	11/25/2025	8.4	8.4	8.3	—%
^Sambella Holdings, LLC and Strike Zone Entertainment Center LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	11/23/2040	738.3	738.3	842.5	0.29%
^Play and Learn Child Care and School Inc	Social Assistance	Term Loan	Prime plus 2.75%	11/23/2025	8.3	8.3	8.7	—%
^Ronny Ramirez RX Corp dba Naturxheal Family Pharmacy	Health and Personal Care Stores	Term Loan	Prime plus 2.75%	11/20/2025	67.3	67.3	67.3	0.02%
^CNYP 717 Irondequoit LLC and CNYP 2002 Ontario LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/20/2040	232.4	232.4	258.1	0.09%
S.B.B. Enterprises Inc dba Williamston Hardware	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	11/19/2040	102.4	102.4	113.8	0.04%
Key Pix Productions Inc. dba Air Bud Entertainment	Performing Arts, Spectator Sports, and Related Industries	Term Loan	Prime plus 2.75%	11/18/2040	594.7	594.7	680.4	0.23%
E.S.F.P. LLC dba Volusia Van and Storage	Truck Transportation	Term Loan	Prime plus 2.75%	11/11/2025	66.4	66.4	66.5	0.02%
Green Life Lawnscapes LLC dba Green Life Lawn Care	Administrative and Support Services	Term Loan	Prime plus 2.75%	11/6/2025	102.7	102.7	107.4	0.04%
JumboMarkets Inc dba Rines Jumbomarkets	Food and Beverage Stores	Term Loan	Prime plus 2.75%	11/4/2025	228.4	228.4	239.4	0.08%
Bisson Transportation Inc dba I & R Associates and Document Secutiry	Truck Transportation	Term Loan	Prime plus 2.75%	10/30/2025	16.6	16.6	17.2	0.01%
^Top Cat Ready Mix, LLC, Ples Investments LLC, and Pappy’s Sand and Gravel	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	10/28/2025	523.5	523.5	527.2	0.18%
Financial Network Recovery Inc	Administrative and Support Services	Term Loan	Prime plus 2.75%	10/26/2025	29.6	29.6	29.3	0.01%
ADMO Inc dba Mid States Equipment	Plastics and Rubber Products Manufacturing	Term Loan	Prime plus 2.75%	10/8/2025	16.6	16.6	16.6	0.01%
R.H. Hummer Jr., Inc.	Truck Transportation	Term Loan	Prime plus 2.75%	9/30/2025	288.5	288.5	303.3	0.10%
Binky’s Vapes LLC	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	9/30/2025	16.4	16.4	16.9	0.01%
Barub Realty LLC and Barub LLC dba Woodlawn Cabinets	Furniture and Home Furnishings Stores	Term Loan	Prime plus 2.75%	9/30/2040	134.3	134.3	155.7	0.05%
Recycling Consultants, Inc. and Prairie State Salvage and Recycling Inc	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	9/30/2027	478.0	478.0	505.6	0.17%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
MARCH 31, 2019 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^SCJEN Management Inc dba Bowl of Heaven	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/30/2025	$52.6	$52.6	$54.1	0.02%
Accent Homes Services LLC dba Benjamin Franklin Plumbing of Kansas City	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	9/30/2028	54.2	54.2	58.2	0.02%
Greensward of Marco Inc.	Administrative and Support Services	Term Loan	Prime plus 2.75%	9/28/2040	82.2	82.2	94.8	0.03%
RIM Investments LLC and RIM Architects LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	9/28/2040	375.0	375.0	431.9	0.15%
The Grasso Companies LLC and Grasso Pavement Maintenance LLC Veranda L	Heavy and Civil Engineering Construction	Term Loan	Prime plus 2.75%	9/28/2025	374.5	374.5	395.0	0.14%
Daniel W. Stark dba Mountain Valley Lodge and RV Park	Accommodation	Term Loan	Prime plus 2.75%	9/25/2040	12.7	12.7	14.7	0.01%
Prestigious LifeCare for Seniors LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	9/25/2025	7.2	7.2	7.5	—%
Sandlot Ventures LLC and Sandbox Ventures LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	9/25/2040	416.9	416.9	479.1	0.16%
Yachting Solutions LLC	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	9/25/2040	904.7	904.7	1,039.2	0.36%
St Lawrence Hotel Corp and Oheka Catering Inc dba Quality Inn	Accommodation	Term Loan	Prime plus 2.75%	9/24/2040	587.4	587.4	677.8	0.23%
Rutledge Enterprises Inc dba BLC Property Management	Administrative and Support Services	Term Loan	Prime plus 2.75%	9/23/2040	58.3	58.3	67.2	0.02%
J3K LLC dba Ronan True Value Hardware	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	9/23/2025	111.4	111.4	114.6	0.04%
Finish Strong Inc dba FASTSIGNS St Peters	Miscellaneous Manufacturing	Term Loan	Prime plus 2.75%	9/23/2025	36.5	36.5	37.6	0.01%
Nova Solutions Inc	Furniture and Related Product Manufacturing	Term Loan	Prime plus 2.75%	9/22/2040	300.8	300.8	347.1	0.12%
Pine Belt Wood Products LLC	Forestry and Logging	Term Loan	Prime plus 2.75%	9/22/2040	153.9	153.9	175.6	0.06%
IIoka Inc dba New Cloud Networks	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	9/21/2025	488.3	488.3	502.2	0.17%
Sound Manufacturing Inc	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	9/21/2025	36.4	36.4	37.8	0.01%
Vanderhoof LLC dba Soxfords	Apparel Manufacturing	Term Loan	Prime plus 2.75%	9/18/2025	11.6	11.6	11.9	—%
MiJoy Inc dba Imo’s Pizza	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/18/2025	6.0	6.0	6.2	—%
Naeem Khan LTD	Apparel Manufacturing	Term Loan	Prime plus 2.75%	9/17/2025	91.3	91.3	94.0	0.03%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
MARCH 31, 2019 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
FirstVitals Health and Wellness Inc	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	9/15/2025	$110.0	$110.0	$113.2	0.04%
Almost Home Daycare LLC	Social Assistance	Term Loan	Prime plus 2.75%	9/11/2025	8.0	8.0	8.4	—%
Gardner’s Wharf Holdings LLC and Gardner’s Wharf Seafood Inc	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	9/8/2040	132.0	132.0	153.0	0.05%
Empower Autism Academy	Social Assistance	Term Loan	Prime plus 2.75%	9/4/2040	643.8	643.8	746.3	0.26%
Higher Grounds Community Coffeehouse, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/2/2025	6.0	6.0	6.2	—%
The Camera House Inc	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	8/31/2025	902.7	902.7	942.4	0.32%
LAN Doctors Inc	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	8/28/2025	61.1	61.1	63.7	0.02%
Elite Institute LLC dba Huntington Learning Center	Educational Services	Term Loan	Prime plus 2.75%	8/28/2025	11.0	11.0	11.3	—%
^J and K Fitness L.L.C. dba Physiques Womens Fitness Center	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	2/28/2041	90.1	90.1	104.4	0.04%
God Be Glorified Inc dba GBG Inc	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	8/20/2025	38.3	38.3	39.4	0.01%
3000 CSI Property LLC and Consulting Solutions Inc	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	8/20/2040	129.2	129.2	149.6	0.05%
GDP Gourmet LLC dba Joe and John’s Pizza Restaurant	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	8/19/2040	136.5	136.5	157.4	0.05%
Gold Jet Corp.	Couriers and Messengers	Term Loan	Prime plus 2.75%	8/14/2025	51.9	51.9	54.1	0.02%
SKJ Inc dba Subway	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	8/13/2025	61.1	61.1	63.0	0.02%
LP Industries Inc dba Childforms	Plastics and Rubber Products Manufacturing	Term Loan	Prime plus 2.75%	7/29/2025	89.4	89.4	93.7	0.03%
Pauley Tree and Lawn Care Inc	Administrative and Support Services	Term Loan	Prime plus 2.75%	7/28/2025	46.9	46.9	48.7	0.02%
Beale Street Blues Company-West Palm Beach LLC dba Lafayette’s-West Palm	Performing Arts, Spectator Sports, and Related Industries	Term Loan	Prime plus 2.75%	7/24/2025	47.4	47.4	49.1	0.02%
Smart Artists Inc.	Performing Arts, Spectator Sports, and Related Industries	Term Loan	Prime plus 2.75%	7/23/2025	16.1	16.1	16.6	0.01%
Free Ion Advisors LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	7/21/2025	46.0	46.0	47.3	0.02%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
MARCH 31, 2019 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Murrayville Donuts, Inc dba Dunkin’ Donuts	Food and Beverage Stores	Term Loan	Prime plus 2.75%	7/15/2040	$330.7	$330.7	$380.0	0.13%
Union 2 LLC dba The Standard	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	7/10/2025	73.2	73.2	76.4	0.03%
Jonathan E Nichols and Nichols Fire and Security LLC	Administrative and Support Services	Term Loan	Prime plus 2.75%	6/30/2025	53.1	53.1	55.7	0.02%
BJ’s Tavern LLC and BJ’s Cabana Bar Inc	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/30/2040	198.6	198.6	228.9	0.08%
Thrifty Market, Inc. dba Thrifty Foods	Food and Beverage Stores	Term Loan	Prime plus 2.75%	6/30/2030	225.1	225.1	241.5	0.08%
Anglin Cultured Stone Products LLC dba Anglin Construction	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	6/30/2025	199.4	199.4	206.5	0.07%
Danny V, LLC dba Hugo’s Taproom	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/30/2040	33.5	33.5	38.4	0.01%
Advanced Skincare Medcenter Inc dba Advanced Skincare Surgery	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	6/29/2025	238.9	238.9	246.0	0.08%
Myclean Inc.	Personal and Laundry Services	Term Loan	Prime plus 2.75%	6/29/2025	11.3	11.3	11.6	—%
Summit Beverage Group LLC	Beverage and Tobacco Product Manufacturing	Term Loan	Prime plus 2.75%	8/29/2030	245.6	245.6	264.8	0.09%
E & G Enterprises LLC dba Comfort Keepers	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	6/26/2025	15.9	15.9	16.4	0.01%
Jihan Inc dba ARCO AM/PM and Diana Inc dba Diana’s Recycling	Gasoline Stations	Term Loan	Prime plus 2.75%	6/26/2040	355.1	355.1	408.8	0.14%
TJU-DGT Inc dba The Lorenz Cafe	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/26/2029	16.9	16.9	18.3	0.01%
SofRep, Inc dba Force 12 Media	Other Information Services	Term Loan	Prime plus 2.75%	6/26/2025	46.9	46.9	48.1	0.02%
CEM Autobody LLC dba Dawn’s Autobody	Repair and Maintenance	Term Loan	Prime plus 2.75%	6/26/2040	126.9	126.9	145.8	0.05%
Wolf Enviro Interests, LLC and Enviromax Services Inc	Administrative and Support Services	Term Loan	Prime plus 2.75%	6/25/2040	230.8	230.8	263.6	0.09%
Ohs Auto Body, Inc. dba Ohs Body Shop	Repair and Maintenance	Term Loan	7.78%	6/25/2040	1,140.3	1,140.3	1,065.5	0.36%
Evinger PA One, Inc. dba Postal Annex, Falcon	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	6/24/2025	15.9	15.9	16.5	0.01%
RJI Services, Inc.	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	6/23/2025	15.7	15.7	16.2	0.01%
Real Help LLC dba Real Help Decorative Concrete	Administrative and Support Services	Term Loan	Prime plus 2.75%	6/22/2025	37.6	37.6	39.6	0.01%
PM Cassidy Enterprises, Inc. dba Junk King	Waste Management and Remediation Services	Term Loan	Prime plus 2.75%	6/19/2025	10.5	10.5	10.8	—%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
MARCH 31, 2019 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
KRN Logistics, LLC and Newsome Trucking, Inc	Truck Transportation	Term Loan	Prime plus 2.75%	6/19/2025	$379.9	$379.9	$395.6	0.14%
Inverted Healthcare Staffing of Florida LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	6/18/2025	33.0	33.0	33.9	0.01%
Flooring Liquidators Inc and Flooring Liquidators of Mt Kisco LLC	Specialty Trade Contractors	Term Loan	6.75%	6/17/2025	316.5	316.5	309.0	0.11%
AM PM Properties, LLC and AM PM Willington, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/17/2040	81.1	81.1	93.8	0.03%
Bizzare Foods Inc dba Trooper Foods	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	6/12/2025	35.5	35.5	36.5	0.01%
Mirage Plastering Inc and Mpire LLC and Mpire II LLC	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	6/12/2040	129.7	129.7	147.4	0.05%
Anturio Marketing Inc dba Logic Consulting	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	6/12/2040	271.2	271.2	314.0	0.11%
Eldredge Tavern LLC dba Gonyea’s Tavern	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/8/2040	52.6	52.6	60.9	0.02%
ViAr Visual Communications, Inc. dba Fastsigns 281701	Miscellaneous Manufacturing	Term Loan	Prime plus 2.75%	6/5/2025	43.9	43.9	45.2	0.02%
Chitalian Fratelli LLC dba Francesca Brick Oven Pizza and Pasta	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/5/2025	11.1	11.1	11.4	—%
Nicor LLC dba Fibrenew Sacramento	Repair and Maintenance	Term Loan	Prime plus 2.75%	6/5/2022	7.4	7.4	7.4	—%
Video Vault & Tanning LLC and Mosaic Salon LLC	Rental and Leasing Services	Term Loan	Prime plus 2.75%	6/4/2040	85.2	85.2	98.6	0.03%
Medworxs LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	6/3/2025	88.5	88.5	91.0	0.03%
XCESSIVE THROTTLE, INC dba Jake’s Roadhouse	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	5/29/2025	5.8	5.8	5.9	—%
Villela CPA PL	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	5/27/2025	6.3	6.3	6.5	—%
Douglas Posey and Sally Watkinson dba Audrey’s Farmhouse	Accommodation	Term Loan	Prime plus 2.75%	5/20/2040	162.7	162.7	187.8	0.06%
15 McArdle LLC and No Other Impressions Inc	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	5/15/2040	172.2	172.2	198.3	0.07%
Guard Dogs MFS LLC	Repair and Maintenance	Term Loan	Prime plus 2.75%	5/8/2025	45.0	45.0	46.3	0.02%
George S Cochran DDS Inc	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	5/7/2025	93.8	93.8	96.3	0.03%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
MARCH 31, 2019 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
South Park Properties LLC and Midlothian Hardware LLC	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	5/6/2040	$44.6	$44.6	$51.7	0.02%
^Matthew Taylor and Landon Farm LLC	Personal and Laundry Services	Term Loan	Prime plus 2.75%	5/4/2040	93.9	93.9	106.8	0.04%
Cares Inc dba Dumpling Grounds Day Care Center	Social Assistance	Term Loan	Prime plus 2.75%	5/1/2040	75.6	75.6	87.5	0.03%
Orchid Enterprises Inc dba Assisting Hands of Sussex County	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	4/24/2025	10.4	10.4	10.7	—%
Ragazza Restaurant Group, Inc. dba Bambolina	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	4/21/2025	12.5	12.5	12.9	—%
Diamond Solutions LLC	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	4/21/2025	14.0	14.0	14.4	—%
Giacchino Maritime Consultants Inc	Personal and Laundry Services	Term Loan	Prime plus 2.75%	4/17/2025	15.6	15.6	16.0	0.01%
Sound Coaching Inc	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	Term Loan	Prime plus 2.75%	4/14/2025	30.8	30.8	31.6	0.01%
Faramarz Nikourazm dba Car Clinic Center	Repair and Maintenance	Term Loan	Prime plus 2.75%	4/3/2040	68.5	68.5	78.8	0.03%
HAVANA CENTRAL NJ1, LLC dba Havana Central	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/31/2025	198.9	198.9	208.9	0.07%
Advance Case Parts RE Holdings LLC and Advance Case Parts Inc	Repair and Maintenance	Term Loan	Prime plus 2.75%	3/31/2040	707.0	707.0	807.8	0.28%
Mid-South Lumber Co. of Northwest Florida, Inc.	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	3/31/2040	398.4	398.4	454.8	0.16%
Delta Aggregate LLC	Mining (except Oil and Gas)	Term Loan	Prime plus 2.75%	3/30/2025	71.3	71.3	74.9	0.03%
Copper Beech Financial Group LLC	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	3/30/2025	85.6	85.6	89.0	0.03%
Sunset Marine Resort LLC and GoXpeditions LLC and Lavon Gomes and Trac	Accommodation	Term Loan	Prime plus 2.75%	3/27/2040	280.4	280.4	324.2	0.11%
Shorr Enterprises Inc dba New Design Furniture Manufacturers	Furniture and Related Product Manufacturing	Term Loan	Prime plus 2.75%	3/27/2025	73.0	73.0	76.1	0.03%
Shellhorn and Hill Inc dba Total Fleet Service	Nonstore Retailers	Term Loan	Prime plus 2.75%	3/27/2040	962.8	962.8	1,099.2	0.38%
Foresite Realty Partners LLC and Foresite Real Estate Holdings LLC	Real Estate	Term Loan	Prime plus 2.75%	3/27/2025	847.7	847.7	868.5	0.30%
Joyce Outdoor Advertising NJ LLC and Joyce Outdoor Advertising LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	3/26/2040	50.2	50.2	58.0	0.02%
See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
MARCH 31, 2019 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Zero-In Media Inc	Data Processing, Hosting, and Related Services	Term Loan	Prime plus 2.75%	3/25/2025	$15.4	$15.4	$15.8	0.01%
Loriet LLC	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	3/24/2025	8.2	8.2	8.4	—%
Shelton Incorporated dba Mrs. Winners	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/20/2040	104.5	104.5	120.9	0.04%
Jaymie Hazard dba Indigo Hair Studio and Day Spa	Personal and Laundry Services	Term Loan	Prime plus 2.75%	3/20/2040	40.1	40.1	46.0	0.02%
R & R Security and Investigations Inc dba Pardners Lake Buchanan	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/19/2040	79.3	79.3	91.7	0.03%
MMS Realty, LLC and Molecular MS Diagnostics LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	3/18/2040	149.3	149.3	171.3	0.06%
Royal Crest Motors LLC	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	3/16/2040	84.8	84.8	97.5	0.03%
BND Sebastian Limited Liability Company and Sebastian Fitness LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	3/16/2040	160.3	160.3	184.8	0.06%
Douglas Printy Motorsports, Inc. dba Blackburn Trike	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	3/9/2040	155.9	155.9	179.3	0.06%
Luigi’s on Main LLC and Luigi’s Main Street Pizza Inc	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/4/2025	7.7	7.7	8.1	—%
Baystate Firearms and Training, LLC	Educational Services	Term Loan	Prime plus 2.75%	2/27/2025	40.9	40.9	41.9	0.01%
Pace Motor Lines, Inc.	Truck Transportation	Term Loan	Prime plus 2.75%	2/26/2025	44.5	44.5	46.8	0.02%
Kingseal LLC dba Desoto Health and Rehab Center	Nursing and Residential Care Facilities	Term Loan	Prime plus 2.75%	2/26/2040	1,184.9	1,184.9	1,370.1	0.47%
Nelson Financial Services LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	2/24/2025	8.4	8.4	8.6	—%
Kiddie Steps 4 You Inc.	Social Assistance	Term Loan	Prime plus 2.75%	2/19/2040	57.4	57.4	65.8	0.02%
Triangle Trash LLC dba Bin There Dump That	Waste Management and Remediation Services	Term Loan	Prime plus 2.75%	2/18/2025	50.3	50.3	52.2	0.02%
^Silva Realty Holdings, LLC and MF-Silva Enterprises, Inc.	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/11/2040	159.1	159.1	182.5	0.06%
740 Barry Street Realty LLC and Wild Edibles Inc	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	2/10/2040	458.2	458.2	529.8	0.18%
Dean 1021 LLC dba Pure Pita	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	4/29/2025	58.6	58.6	60.4	0.02%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
MARCH 31, 2019 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Limameno LLC dba Sal’s Italian Ristorante	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	1/23/2025	$55.7	$55.7	$57.4	0.02%
Palmabak Inc dba Mami Nora’s	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	1/22/2025	7.6	7.6	8.0	—%
Jung Design Inc	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	1/20/2022	4.0	4.0	4.0	—%
^Grand Blanc Lanes, Inc. and H, H and H, LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	12/31/2039	123.0	123.0	141.9	0.05%
^Evans and Paul LLC	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	12/30/2024	162.4	162.4	170.1	0.06%
First Prevention and Dialysis Center, LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/30/2024	200.8	200.8	209.7	0.07%
^Bowlerama Inc	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	12/24/2039	1,112.3	1,112.3	1,284.5	0.44%
^The Lodin Group LLC and Lodin Health Imaging Inc dba Highlands Breast	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/23/2039	489.8	489.8	558.7	0.19%
^Thermoplastic Services Inc and Paragon Plastic Sheet, Inc	Plastics and Rubber Products Manufacturing	Term Loan	Prime plus 2.75%	12/23/2039	461.8	461.8	533.3	0.18%
^Beale Street Blues Company-West Palm Beach, LLC dba Lafayette Music Hall	Performing Arts, Spectator Sports, and Related Industries	Term Loan	Prime plus 2.75%	12/22/2024	123.9	123.9	128.0	0.04%
^B.S. Ventures LLC dba Dink’s Market	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	12/19/2039	49.6	49.6	57.3	0.02%
^MM and M Management Inc dba Pizza Artista	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	4/19/2025	31.8	31.8	32.8	0.01%
^Will Zac Management LLC dba Papa John’s	Food Services and Drinking Places	Term Loan	6.25%	12/19/2024	106.3	106.3	104.0	0.04%
The Jewelers Inc. dba The Jewelers of Las Vegas	Clothing and Clothing Accessories Stores	Term Loan	Prime plus 2.75%	12/19/2024	823.6	823.6	843.8	0.29%
^B & W Towing, LLC and Boychucks Fuel LLC	Repair and Maintenance	Term Loan	Prime plus 2.75%	12/17/2039	152.1	152.1	174.1	0.06%
^Kemmer LLC and Apples Tree Top Liquors LLC	Food and Beverage Stores	Term Loan	Prime plus 2.75%	12/4/2039	130.0	130.0	148.5	0.05%
^DeRidder Chiropractic LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	11/25/2024	8.6	8.6	9.0	—%
^Teamnewman Enterprises LLC dba Newmans at 988 and John H. Newman	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/25/2039	109.9	109.9	126.5	0.04%
^Modern Manhattan LLC	Furniture and Home Furnishings Stores	Term Loan	Prime plus 2.75%	11/25/2024	143.7	143.7	147.3	0.05%
^Legacy Estate Planning Inc dba American Casket Enterprises	Personal and Laundry Services	Term Loan	Prime plus 2.75%	11/21/2024	27.4	27.4	28.0	0.01%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
MARCH 31, 2019 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^J&D Resources, LLC dba Aqua Science	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	11/21/2024	$494.8	$494.8	$508.0	0.17%
DC Real LLC and DC Enterprises LTD dba Lakeview True Value	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	11/20/2039	110.6	110.6	127.3	0.04%
^Joey O’s LLC and Jennifer Olszewski	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	11/7/2024	0.6	0.6	0.6	—%
^Heartland American Properties LLC and Skaggs RV Outlet LLC	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	10/31/2039	440.7	440.7	507.2	0.17%
^Seelan Inc dba Candleridge Market	Gasoline Stations	Term Loan	Prime plus 2.75%	10/27/2039	83.3	83.3	95.4	0.03%
^Navdeep B Martins and Busy Bubbles LLC dba Wishy Washy	Personal and Laundry Services	Term Loan	Prime plus 2.75%	10/24/2039	82.0	82.0	93.7	0.03%
^One Hour Jewelry Repair Inc	Repair and Maintenance	Term Loan	Prime plus 2.75%	10/14/2024	13.3	13.3	13.6	—%
^Return to Excellence, Inc. dba The Waynesville Inn Golf & Spa	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	10/10/2039	1,173.5	1,173.5	1,355.1	0.46%
^DNT Storage and Properties LLC	Real Estate	Term Loan	Prime plus 2.75%	10/10/2039	93.6	93.6	107.9	0.04%
^Sound Manufacturing Inc	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	10/10/2024	120.5	120.5	124.3	0.04%
^Doctors Express Management of Central Texas LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	10/8/2024	31.3	31.3	32.8	0.01%
^Smith Spinal Care Center P.C. and James C. Smith	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	10/8/2039	55.3	55.3	63.6	0.02%
^Michael Rey Jr. and Lynn J. Williams and GIG Petcare dba Hickory	Personal and Laundry Services	Term Loan	Prime plus 2.75%	10/3/2039	113.1	113.1	130.3	0.04%
^Sumad LLC dba BrightStar Care of Encinitas	Administrative and Support Services	Term Loan	Prime plus 2.75%	10/2/2024	34.3	34.3	35.9	0.01%
^Roccos LLC and Sullo Pantalone Inc dba Rocco’s	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/30/2039	234.8	234.8	272.7	0.09%
^Gordon E Rogers dba Stonehouse Motor Inn	Accommodation	Term Loan	Prime plus 2.75%	9/26/2039	52.8	52.8	61.5	0.02%
^North Columbia LLC and Loop Liquor and Convenience Store LLC	Food and Beverage Stores	Term Loan	Prime plus 2.75%	9/24/2039	146.2	146.2	170.2	0.06%
^6 Price Avenue, LLC and Pauley Tree & Lawn Care, Inc	Administrative and Support Services	Term Loan	Prime plus 2.75%	9/24/2039	432.6	432.6	501.0	0.17%
^Andrene’s LLC dba Andrene’s Caribbean Soul Food Carry Out	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/23/2024	18.4	18.4	19.1	0.01%
^Ryan Crick and Pamela J. Crick and Crick Enterprises Inc	Repair and Maintenance	Term Loan	Prime plus 2.75%	9/17/2039	133.6	133.6	155.7	0.05%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
MARCH 31, 2019 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Modern Leather Goods Repair Shop Inc	Repair and Maintenance	Term Loan	Prime plus 2.75%	9/17/2024	$36.4	$36.4	$37.8	0.01%
^Animal Intrusion Prevention Systems Holding Company, LLC	Administrative and Support Services	Term Loan	Prime plus 2.75%	9/15/2024	177.0	177.0	185.0	0.06%
Tavern Properties LLC and Wildwood Tavern LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/15/2039	393.7	393.7	458.2	0.16%
^Indy East Smiles Youth Dentistry LLC dba Prime Smile East	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	9/11/2024	401.5	401.5	417.5	0.14%
^B&P Diners LLC dba Engine House Restaurant	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/10/2024	51.0	51.0	53.0	0.02%
^Delta Aggregate LLC	Mining (except Oil and Gas)	Term Loan	Prime plus 2.75%	8/28/2039	859.0	859.0	1,001.4	0.34%
^Orange County Cleaning Inc	Administrative and Support Services	Term Loan	Prime plus 2.75%	8/27/2024	8.8	8.8	9.2	—%
^Lamjam LLC, Goldsmith Lambros Inc	Clothing and Clothing Accessories Stores	Term Loan	Prime plus 2.75%	8/27/2024	85.2	85.2	89.6	0.03%
^Qycell Corporation	Plastics and Rubber Products Manufacturing	Term Loan	Prime plus 2.75%	8/26/2024	75.7	75.7	79.3	0.03%
^Atlas Auto Body Inc dba Atlas Auto Sales	Repair and Maintenance	Term Loan	Prime plus 2.75%	8/22/2039	47.2	47.2	54.9	0.02%
^Katie Senior Care LLC dba Home Instead Senior Care	Social Assistance	Term Loan	Prime plus 2.75%	8/15/2024	68.8	68.8	71.5	0.02%
Alpha Preparatory Academy LLC	Social Assistance	Term Loan	Prime plus 2.75%	8/15/2039	133.6	133.6	155.7	0.05%
^Hamer Road Auto Salvage, LLC and Scott T. Cook and Nikki J. Cook	Motor Vehicle and Parts Dealers	Term Loan	6%	8/8/2039	131.7	131.7	124.3	0.04%
^Almost Home Property LLC and Almost Home Daycare LLC	Social Assistance	Term Loan	Prime plus 2.75%	8/7/2039	677.8	677.8	789.5	0.27%
^AGV Enterprises LLC dba Jet’s Pizza #42	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	7/31/2024	33.2	33.2	34.6	0.01%
iFood, Inc. dba Steak N Shake	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	7/31/2024	244.6	244.6	256.0	0.09%
^575 Columbus Avenue Holding Company, LLC and LA-ZE LLC dba EST EST EST	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	7/30/2039	19.2	19.2	22.4	0.01%
^Honeyspot Investors LLP and Pace Motor Lines Inc	Truck Transportation	Term Loan	Prime plus 2.75%	7/24/2039	137.1	137.1	159.8	0.05%
Miss Cranston Diner II, LLC and Miss Cranston II Realty LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	7/17/2039	93.4	93.4	108.7	0.04%
^AMG Holding, LLC and Stetson Automotive, Inc	Repair and Maintenance	Term Loan	Prime plus 2.75%	6/30/2039	190.1	190.1	221.4	0.08%
^Honeyspot Investors LLP and Pace Motor Lines Inc	Truck Transportation	Term Loan	Prime plus 2.75%	6/30/2039	799.4	799.4	930.6	0.32%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
MARCH 31, 2019 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^iFood, Inc. dba Steak N Shake	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/30/2039	$576.2	$576.2	$666.8	0.23%
^Lisle Lincoln II Limited Partnership dba Lisle Lanes LP	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	6/30/2024	61.0	61.0	64.0	0.02%
^JPM Investments LLC and Carolina Family Foot Care P.A.	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	6/26/2039	128.9	128.9	149.8	0.05%
^Zinger Hardware and General Merchant Inc	Building Material and Garden Equipment and Supplies Dealers	Term Loan	7.25%	6/26/2024	43.3	43.3	42.5	0.01%
^Nikobella Properties LLC and JPO Inc dba Village Car Wash	Repair and Maintenance	Term Loan	Prime plus 2.75%	6/25/2039	444.1	444.1	516.1	0.18%
^Big Sky Plaza LLC and Strickland, Incorporated dba Livingston True Value	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	6/20/2039	213.0	213.0	247.4	0.08%
^Nirvi Enterprises LLC dba Howard Johnson / Knights Inn	Accommodation	Term Loan	Prime plus 2.75%	6/17/2039	839.7	839.7	977.5	0.33%
^Sico & Walsh Insurance Agency Inc and The AMS Trust	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	6/6/2039	85.4	85.4	99.5	0.03%
^Sujata Inc dba Stop N Save Food Mart and Dhruvesh Patel	Food and Beverage Stores	Term Loan	Prime plus 2.75%	6/3/2024	13.8	13.8	14.4	—%
^Long Island Barber Institute Inc	Educational Services	Term Loan	Prime plus 2.75%	6/2/2039	50.6	50.6	58.8	0.02%
^CJR LLC and PowerWash Plus, Inc.	Repair and Maintenance	Term Loan	Prime plus 2.75%	5/30/2024	31.9	31.9	33.4	0.01%
^Pocono Coated Products, LLC	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	5/30/2024	13.6	13.6	14.3	—%
^Wilton Dental Care P.C.	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	5/29/2024	78.8	78.8	81.8	0.03%
^EGM Food Services Inc dba Gold Star Chili	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	5/29/2024	12.3	12.3	12.8	—%
^Jonesboro Health Food Center LLC	Health and Personal Care Stores	Term Loan	Prime plus 2.75%	5/27/2024	38.4	38.4	39.8	0.01%
^Hae M. and Jin S. Park dba Buford Car Wash	Repair and Maintenance	Term Loan	Prime plus 2.75%	5/15/2039	150.9	150.9	175.0	0.06%
^The River Beas LLC and Punam Singh	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	5/8/2039	82.6	82.6	95.9	0.03%
^AS Boyals LLC dba Towne Liquors	Food and Beverage Stores	Term Loan	Prime plus 2.75%	4/29/2039	98.9	98.9	115.1	0.04%
^Gerami Realty, LC Sherrill Universal City Corral, LP	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	4/23/2027	56.8	56.8	61.1	0.02%
^Complete Body & Paint, Inc.	Repair and Maintenance	Term Loan	Prime plus 2.75%	4/23/2039	18.9	18.9	22.0	0.01%
^Island Wide Realty LLC and Long Island Partners, Inc.	Real Estate	Term Loan	Prime plus 2.75%	4/22/2039	94.3	94.3	109.8	0.04%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
MARCH 31, 2019 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Wilshire Media Systems Inc	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	4/17/2024	$110.6	$110.6	$115.1	0.04%
^1899 Tavern & Tap LLC and Ale House Tavern & Tap LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	4/9/2039	124.0	124.0	144.2	0.05%
^Dantanna’s Tavern LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/30/2024	99.0	99.0	103.2	0.04%
^Little People’s Village II LLC and Iliopoulos Realty LLC	Social Assistance	Term Loan	Prime plus 2.75%	3/31/2039	84.0	84.0	97.2	0.03%
^Hodges Properties LLC and Echelon Enterprises Inc dba Treads Bicycle	Sporting Goods, Hobby, Musical Instrument, and Book Stores	Term Loan	Prime plus 2.75%	3/31/2039	407.1	407.1	472.8	0.16%
^Little People’s Village II LLC and Iliopoulos Realty LLC	Social Assistance	Term Loan	Prime plus 2.75%	3/31/2039	92.7	92.7	107.3	0.04%
^Eagle Aggregate Transportation, LLC and Eagle Pneumatic Transport LLC	Truck Transportation	Term Loan	Prime plus 2.75%	3/31/2024	413.5	413.5	432.7	0.15%
^Kemmer, LLC and Pitts Package Store, Inc.	Food and Beverage Stores	Term Loan	Prime plus 2.75%	3/31/2039	107.6	107.6	124.2	0.04%
Lake Area Autosound LLC and Ryan H. Whittington	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	7/28/2039	115.1	115.1	133.8	0.05%
^636 South Center Holdings, LLC and New Mansfield Brass and Aluminum Co	Primary Metal Manufacturing	Term Loan	Prime plus 2.75%	3/20/2039	71.9	71.9	83.6	0.03%
^Cormac Enterprises and Wyoming Valley Beverage Incorporated	Food and Beverage Stores	Term Loan	Prime plus 2.75%	3/20/2039	100.5	100.5	116.9	0.04%
^Kinisi, Inc. dba The River North UPS Store	Administrative and Support Services	Term Loan	Prime plus 2.75%	3/18/2024	11.6	11.6	12.2	—%
^Tortilla King Inc.	Food Manufacturing	Term Loan	Prime plus 2.75%	3/14/2039	41.9	41.9	48.8	0.02%
^Tortilla King, Inc.	Food Manufacturing	Term Loan	Prime plus 2.75%	3/14/2029	811.3	811.3	880.5	0.30%
^Bowl Mor, LLC dba Bowl Mor Lanes / Spare Lounge, Inc.	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	3/13/2039	202.6	202.6	235.6	0.08%
^R & R Boyal LLC dba Cap N Cat Clam Bar and Little Ease Tavern	Food and Beverage Stores	Term Loan	Prime plus 2.75%	2/28/2039	377.9	377.9	438.2	0.15%
^Faith Memorial Chapel LLC	Personal and Laundry Services	Term Loan	Prime plus 2.75%	2/28/2039	194.1	194.1	224.8	0.08%
^Summit Beverage Group LLC	Beverage and Tobacco Product Manufacturing	Term Loan	Prime plus 2.75%	2/28/2024	203.3	203.3	212.5	0.07%
^952 Boston Post Road Realty, LLC and HNA LLC dba Styles International	Personal and Laundry Services	Term Loan	Prime plus 2.75%	2/28/2039	191.0	191.0	221.3	0.08%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
MARCH 31, 2019 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Choe Trade Group Inc dba Rapid Printers of Monterey	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	2/28/2024	$92.4	$92.4	$96.7	0.03%
^96 Mill Street LLC, Central Pizza LLC and Jason Bikakis George Bikaki	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/12/2039	128.6	128.6	149.5	0.05%
^JWB Industries, Inc. dba Carteret Die Casting	Primary Metal Manufacturing	Term Loan	Prime plus 2.75%	2/11/2024	162.3	162.3	168.6	0.06%
^986 Dixwell Avenue Holding Company, LLC(EPC) and Mughali Foods, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/7/2039	90.1	90.1	104.5	0.04%
^Awesome Pets II Inc dba Mellisa’s Pet Depot	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	2/7/2024	48.8	48.8	50.8	0.02%
^Sarah Sibadan dba Sibadan Agency	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	1/27/2039	116.8	116.8	135.7	0.05%
^Icore Enterprises Inc dba Air Flow Filters Inc	Miscellaneous Manufacturing	Term Loan	Prime plus 2.75%	1/15/2024	12.4	12.4	13.0	—%
^Nutmeg North Associates LLC, Steeltech Building Products Inc	Construction of Buildings	Term Loan	Prime plus 2.75%	12/31/2038	826.3	826.3	955.9	0.33%
^KK International Trading Corporation	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	12/23/2028	143.9	143.9	156.3	0.05%
^Kurtis Sniezek dba Wolfe’s Foreign Auto	Repair and Maintenance	Term Loan	Prime plus 2.75%	12/20/2038	80.1	80.1	92.9	0.03%
^PLES Investements, LLC and John Redder, Pappy Sand & Gravel, Inc.	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	12/19/2038	500.2	500.2	576.8	0.20%
^TAK Properties LLC and Kinderland Inc	Social Assistance	Term Loan	Prime plus 2.75%	12/18/2038	365.2	365.2	422.9	0.14%
^TOL LLC dba Wild Birds Unlimited	Sporting Goods, Hobby, Musical Instrument, and Book Stores	Term Loan	Prime plus 2.75%	12/13/2023	10.5	10.5	10.9	—%
^920 CHR Realty LLC, V. Garofalo Carting Inc	Waste Management and Remediation Services	Term Loan	Prime plus 2.75%	12/10/2038	376.6	376.6	437.2	0.15%
^DKB Transport Corp	Truck Transportation	Term Loan	Prime plus 2.75%	12/5/2038	125.0	125.0	145.1	0.05%
^Firm Foundations Inc David S Gaitan Jr and Christopher K Daigle	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	12/3/2038	93.9	93.9	108.4	0.04%
Spectrum Development LLC and Solvit Inc & Solvit North, Inc	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	12/2/2023	222.2	222.2	230.4	0.08%
^BVIP Limousine Service LTD	Transit and Ground Passenger Transportation	Term Loan	Prime plus 2.75%	11/27/2038	68.8	68.8	79.7	0.03%
^Wallace Holdings LLC, GFA International Inc	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.5%	11/25/2023	68.9	68.9	71.6	0.02%
See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
MARCH 31, 2019 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^AcuCall LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	11/21/2023	$8.6	$8.6	$8.8	—%
^Kids in Motion of Springfield LLC dba The Little Gym of Springfield IL	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	11/18/2023	25.4	25.4	26.3	0.01%
^Yousef Khatib dba Y&M Enterprises	Wholesale Electronic Markets and Agents and Brokers	Term Loan	Prime plus 2.75%	11/15/2023	41.6	41.6	43.1	0.01%
^Howell Gun Works LLC	Sporting Goods, Hobby, Musical Instrument, and Book Stores	Term Loan	Prime plus 2.75%	11/14/2023	2.6	2.6	2.7	—%
^Polpo Realty, LLC, Polpo Restaurant, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/6/2038	55.9	55.9	64.9	0.02%
^Twinsburg Hospitality Group LLC dba Comfort Suites	Accommodation	Term Loan	Prime plus 2.75%	10/31/2038	849.5	849.5	983.3	0.34%
^Mid-Land Sheet Metal Inc	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	10/31/2038	123.5	123.5	143.2	0.05%
^Master CNC Inc & Master Properties LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	10/31/2038	535.1	535.1	618.2	0.21%
^Janice B. McShan and The Metropolitan Day School, LLC	Social Assistance	Term Loan	Prime plus 2.75%	10/31/2023	23.9	23.9	24.9	0.01%
^1 North Restaurant Corp dba 1 North Steakhouse	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	10/31/2038	190.9	190.9	221.5	0.08%
^Clairvoyant Realty Corp. and Napoli Marble & Granite Design, Ltd	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	10/24/2038	132.9	132.9	154.3	0.05%
^Greenbrier Technical Services, Inc	Repair and Maintenance	Term Loan	Prime plus 2.75%	10/24/2023	112.6	112.6	117.6	0.04%
^First Steps Real Estate Company, LLC (EPC) and First Steps Preschool –	Social Assistance	Term Loan	Prime plus 2.75%	9/30/2038	87.3	87.3	101.6	0.03%
^Lenoir Business Partners LLC (EPC) LP Industries, Inc dba Childforms	Plastics and Rubber Products Manufacturing	Term Loan	Prime plus 2.75%	9/30/2038	264.5	264.5	308.2	0.11%
^LP Industries, Inc dba Childforms	Plastics and Rubber Products Manufacturing	Term Loan	Prime plus 2.75%	9/30/2038	107.6	107.6	125.4	0.04%
^Cencon Properties LLC and Central Connecticut Warehousing Company, Inc	Warehousing and Storage	Term Loan	Prime plus 2.75%	9/30/2038	308.6	308.6	359.7	0.12%
^Discount Wheel and Tire of Broken Bow Inc	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	9/30/2038	200.1	200.1	233.0	0.08%
^Mitchellville Family Dentistry, Dr. Octavia Simkins-Wiseman DDS PC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	9/27/2038	299.6	299.6	349.0	0.12%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
MARCH 31, 2019 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Gabrielle Realty, LLC	Gasoline Stations	Term Loan	Prime plus 2.75%	9/27/2038	$677.5	$677.5	$788.5	0.27%
^Anthony C Dinoto and Susan S P Dinoto and Anthony C Dinoto Funeral Home	Personal and Laundry Services	Term Loan	Prime plus 2.75%	9/26/2038	89.4	89.4	104.2	0.04%
^Eastside Soccer Dome, Inc .	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	9/26/2038	414.7	414.7	483.4	0.17%
^Southeast Chicago Soccer, Inc.	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	9/26/2038	45.8	45.8	53.4	0.02%
^Diamond Memorials Incorporated	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	9/25/2023	5.1	5.1	5.3	—%
^Kiddie Steps 4 You Inc.	Social Assistance	Term Loan	Prime plus 2.75%	9/25/2038	81.3	81.3	94.6	0.03%
^Faith Memorial Chapel LLC	Personal and Laundry Services	Term Loan	Prime plus 2.75%	9/20/2038	240.3	240.3	279.6	0.10%
^Serious-Fun in Alpharetta, LLC dba The Little Gym of Alpharetta	Educational Services	Term Loan	Prime plus 2.75%	9/20/2023	25.0	25.0	26.0	0.01%
^Westville Seafood LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/19/2038	100.4	100.4	116.9	0.04%
^Maynard Enterprises Inc dba Fastsigns of Texarkana	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	9/18/2023	8.7	8.7	9.1	—%
^Grafio Inc dba Omega Learning Center-Acworth	Educational Services	Term Loan	Prime plus 2.75%	9/13/2023	89.2	89.2	92.9	0.03%
^Sound Manufacturing Inc	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	9/12/2028	40.6	40.6	44.2	0.02%
^The Berlerro Group, LLC dba Sky Zone	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	9/12/2023	232.9	232.9	242.5	0.08%
^Prospect Kids Academy Inc	Educational Services	Term Loan	Prime plus 2.75%	9/11/2038	111.1	111.1	129.5	0.04%
^Alma J. and William R. Walton and Almas Child Day Care Center	Social Assistance	Term Loan	Prime plus 2.75%	9/11/2038	35.6	35.6	41.5	0.01%
^B for Brunette dba Blo	Personal and Laundry Services	Term Loan	Prime plus 2.75%	9/10/2023	29.1	29.1	30.2	0.01%
^Schmaltz Holdings, LLC and Schmaltz Operations, LLC dba Companio	Personal and Laundry Services	Term Loan	Prime plus 2.75%	9/4/2038	199.3	199.3	231.7	0.08%
^Excel RP Inc	Machinery Manufacturing	Term Loan	Prime plus 2.75%	8/30/2023	68.9	68.9	71.8	0.02%
^ACI Northwest Inc.	Heavy and Civil Engineering Construction	Term Loan	Prime plus 2.75%	8/30/2023	287.0	287.0	299.8	0.10%
^Gulfport Academy Child Care and Learning Center, Inc. and Jennifer Sis	Social Assistance	Term Loan	Prime plus 2.75%	8/30/2023	22.9	22.9	23.9	0.01%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
MARCH 31, 2019 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^IlOKA Inc dba Microtech Tel and NewCloud Networks	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	8/30/2023	$344.0	$344.0	$358.3	0.12%
^Ramard Inc and Advanced Health Sciences Inc	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	8/28/2023	99.3	99.3	103.2	0.04%
^RM Hawkins LLC dba Pure Water Tech West and Robert M Hawkins	Nonstore Retailers	Term Loan	Prime plus 2.75%	8/26/2023	42.7	42.7	44.5	0.02%
^JSIL LLC dba Blackstones Hairdressing	Personal and Laundry Services	Term Loan	Prime plus 2.75%	8/16/2023	10.2	10.2	10.6	—%
^Island Nautical Enterprises, Inc.and Ingwall Holdings, LLC	Miscellaneous Manufacturing	Term Loan	Prime plus 2.75%	8/14/2038	309.4	309.4	360.0	0.12%
^Caribbean Concepts, Inc. dba Quick Bleach	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	8/12/2023	11.9	11.9	12.4	—%
^Daniel W and Erin H Gordon and Silver Lining Stables CT, LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	7/24/2023	6.2	6.2	6.5	—%
^Angkor Restaurant Inc	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	7/19/2038	82.9	82.9	96.6	0.03%
^Harbor Ventilation Inc and Estes Investment, LLC	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	7/19/2038	2.1	2.1	2.5	—%
^Tri County Heating and Cooling Inc.	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	7/19/2023	45.9	45.9	48.0	0.02%
^Morning Star Trucking LLC and Morning Star Equipment and Leasing LLC	Truck Transportation	Term Loan	Prime plus 2.75%	7/17/2023	28.0	28.0	29.1	0.01%
^Maxiflex LLC	Miscellaneous Manufacturing	Term Loan	Prime plus 2.75%	6/28/2023	23.1	23.1	24.0	0.01%
^GIA Realty LLC and VRAJ GIA LLC dba Lakeview Laundromat	Personal and Laundry Services	Term Loan	Prime plus 2.75%	6/28/2038	86.5	86.5	100.7	0.03%
^2161 Highway 6 Trail, LLC, R. H. Hummer JR., Inc.	Truck Transportation	Term Loan	Prime plus 2.75%	6/19/2026	441.4	441.4	472.1	0.16%
^Blakeslee Arpaia Chapman, Inc. dba Blakeslee Industrial Services	Heavy and Civil Engineering Construction	Term Loan	Prime plus 2.75%	6/18/2028	637.5	637.5	693.0	0.24%
^KDP LLC and KDP Investment Advisors, Inc and KDP Asset Management, Inc	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	Term Loan	Prime plus 2.75%	6/14/2023	176.1	176.1	182.7	0.06%
^Elite Structures Inc	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	6/12/2038	807.7	807.7	938.6	0.32%
^Willowbrook Properties LLC, Grove Gardens Landscaping Inc.	Administrative and Support Services	Term Loan	Prime plus 2.75%	6/5/2038	165.5	165.5	192.5	0.07%
^Absolute Desire LLC and Mark H. Szierer, Sophisticated Smile	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	6/5/2038	167.7	167.7	194.7	0.07%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
MARCH 31, 2019 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Gregory P Jellenek OD and Associates PC dba Gregory P Jellenek OD	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	5/28/2023	$31.5	$31.5	$32.8	0.01%
^Ryan D. Thornton and Thornton & Associates LLC	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	5/24/2023	23.9	23.9	24.8	0.01%
^Peanut Butter & Co., Inc.	Food Manufacturing	Term Loan	Prime plus 2.75%	4/30/2023	49.2	49.2	51.0	0.02%
^PowerWash Plus, Inc. and CJR, LLC	Repair and Maintenance	Term Loan	Prime plus 2.75%	4/30/2038	486.9	486.9	565.9	0.19%
^Kidrose, LLC dba Kidville Riverdale	Educational Services	Term Loan	Prime plus 2.75%	4/22/2023	39.4	39.4	41.0	0.01%
^1258 Hartford TPKE, LLC and Phelps and Sons, Inc	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	3/29/2038	109.9	109.9	127.6	0.04%
^A & M Commerce, Inc. dba Cranberry Sunoco	Gasoline Stations	Term Loan	Prime plus 2.75%	3/27/2038	291.2	291.2	338.3	0.12%
^Xela Pack, Inc. and Aliseo and Catherine Gentile	Paper Manufacturing	Term Loan	Prime plus 2.75%	3/27/2028	194.1	194.1	210.6	0.07%
^American Diagnostic Imaging, Inc. dba St. Joseph Imaging Center	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	3/25/2038	474.3	474.3	550.4	0.19%
^Michael A.and HeatherR. Welsch dba Art & FrameEtc.	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	3/22/2038	59.5	59.5	69.2	0.02%
^Truth Technologies Inc dba Truth Technologies Inc.	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	3/21/2023	41.9	41.9	43.4	0.01%
^Sound Manufacturing, Inc. and Monster Power Equipment Inc.	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	3/15/2023	248.5	248.5	258.3	0.09%
^Golden Gate Lodging LLC	Accommodation	Term Loan	Prime plus 2.75%	3/12/2038	101.6	101.6	118.0	0.04%
^Bakhtar Group LLC dba Malmaison	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/28/2023	50.0	50.0	51.7	0.02%
^Osceola River Mill, LLC, Ironman Machine, Inc.	Machinery Manufacturing	Term Loan	Prime plus 2.75%	2/20/2038	75.9	75.9	88.2	0.03%
^Java Warung, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/19/2038	45.0	45.0	52.2	0.02%
^Retain Loyalty LLC	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	2/15/2038	93.7	93.7	108.7	0.04%
^North Country Transport, LLC	Transit and Ground Passenger Transportation	Term Loan	Prime plus 2.75%	2/6/2023	7.6	7.6	7.9	—%
^Sherill Universal City dba Golden Corral LP	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	1/28/2038	388.4	388.4	451.3	0.15%
^Elegant Fireplace Mantels, Inc. dba Elegant Fireplace Mantels	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	12/31/2022	44.8	44.8	46.2	0.02%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
MARCH 31, 2019 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Macho LLC, Madelaine Chocolate Novelties Inc dba The Madelai	Food Manufacturing	Term Loan	Prime plus 2.75%	12/31/2037	$440.4	$440.4	$511.1	0.18%
^Babie Bunnie Enterprises Inc dba Triangle Mothercare	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/28/2027	29.4	29.4	31.6	0.01%
^John Duffy Fuel Co., Inc.	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	12/28/2022	236.4	236.4	244.4	0.08%
^Polpo Realty LLC & Polpo Restaurant LLC dba Polpo Restaurant	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/27/2037	453.6	453.6	526.4	0.18%
^Martin L Hopp, MD PHD A Medical Corp dba Tower ENT	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/21/2022	30.3	30.3	31.4	0.01%
^Cheryle A Baptiste and Cheryle Baptiste DDS PLLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	11/30/2037	251.6	251.6	291.9	0.10%
^Daniel Gordon and Erin Gordon and Silver Lining Stables CT, LLC	Support Activities for Agriculture and Forestry	Term Loan	Prime plus 2.75%	11/28/2037	200.2	200.2	232.4	0.08%
^D&L Rescources, Inc. dba The UPS Store	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	11/27/2022	4.4	4.4	4.5	—%
^Richmond Hill Mini Market, LLC	Food and Beverage Stores	Term Loan	Prime plus 2.75%	11/27/2037	161.9	161.9	187.8	0.06%
^DRV Enterprise, Inc. dba Cici’s Pizza # 339	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/26/2022	27.3	27.3	28.3	0.01%
^U & A Food and Fuel, Inc. dba Express Gas & Food Mart	Gasoline Stations	Term Loan	Prime plus 2.75%	11/21/2037	84.1	84.1	97.6	0.03%
^Pioneer Windows Manufacturing Corp, Pioneer Windows	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	11/21/2022	123.2	123.2	127.6	0.04%
^R & J Petroleum LLC Manar USA, Inc.	Gasoline Stations	Term Loan	Prime plus 2.75%	11/20/2037	157.3	157.3	182.5	0.06%
^St Judes Physical Therapy P.C.	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	11/19/2022	9.4	9.4	9.8	—%
^Hi-Def Imaging, Inc. dba SpeedPro Imaging	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	11/9/2022	10.0	10.0	10.4	—%
^Reidville Hydraulics Mfg Inc dba Summit	Machinery Manufacturing	Term Loan	Prime plus 2.75%	11/2/2037	232.8	232.8	269.6	0.09%
^Big Apple Entertainment Partners, LLC d/b/a Ripley’s Believe It or Not	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	10/26/2022	81.4	81.4	84.1	0.03%
^University Park Retreat, LLC dba Massage Heights	Personal and Laundry Services	Term Loan	Prime plus 2.75%	9/27/2022	32.9	32.9	34.1	0.01%
^O’Rourkes Diner LLC dba O’Rourke’s Diner	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/19/2037	57.0	57.0	66.2	0.02%
AJK Enterprise LLC dba AJK Enterprise LLC	Truck Transportation	Term Loan	Prime plus 2.75%	8/27/2022	6.9	6.9	7.1	—%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
MARCH 31, 2019 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Suncoast Aluminum Furniture, Inc	Furniture and Related Product Manufacturing	Term Loan	Prime plus 2.75%	8/17/2037	$312.5	$312.5	$363.5	0.12%
^Georgia Safe Sidewalks LLC	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	7/27/2022	6.1	6.1	6.3	—%
^Hofgard & Co., Inc. dba HofgardBenefits	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	7/27/2022	44.4	44.4	46.0	0.02%
^Central Tire, Inc. dba Cooper Tire & Auto Services	Repair and Maintenance	Term Loan	Prime plus 2.75%	6/29/2037	248.8	248.8	288.9	0.10%
^Havana Central (NY) 5, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/29/2022	604.3	604.3	624.9	0.21%
^Jenkins-Pavia Corporation dba Victory Lane Quick Oil Change	Repair and Maintenance	Term Loan	Prime plus 2.75%	6/27/2037	60.1	60.1	69.8	0.02%
^KIND-ER-ZZ Inc dba Kidville	Educational Services	Term Loan	Prime plus 2.75%	6/15/2022	20.1	20.1	20.7	0.01%
^Graphish Studio, Inc. and Scott Fishoff	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	6/14/2022	8.1	8.1	8.4	—%
^ALF, LLC, Mulit-Service Eagle Tires	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	5/31/2037	54.1	54.1	62.8	0.02%
^Tracey Vita-Morris dba Tracey Vita’s School of Dance	Performing Arts, Spectator Sports, and Related Industries	Term Loan	Prime plus 2.75%	5/10/2022	8.9	8.9	9.2	—%
^Tanner Optical, Inc. dba Murphy Eye Care	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	4/27/2022	3.1	3.1	3.2	—%
^Zane Filippone Co Inc dba Culligan Water Conditioning	Nonstore Retailers	Term Loan	Prime plus 2.75%	4/12/2022	214.0	214.0	221.3	0.08%
^Indoor Playgrounds Limited Liability Company dba Kidville	Educational Services	Term Loan	Prime plus 2.75%	4/5/2022	1.8	1.8	1.9	—%
^Access Staffing, LLC	Administrative and Support Services	Term Loan	Prime plus 2.75%	3/30/2022	68.8	68.8	71.0	0.02%
^DC Realty, LLC dba FOGO Data Centers	Professional, Scientific, and Technical Services	Term Loan	6%	3/23/2037	2,623.4	2,623.4	2,487.0	0.85%
^DC Realty, LLC dba FOGO Data Centers	Professional, Scientific, and Technical Services	Term Loan	6.25%	3/23/2022	567.6	567.6	561.2	0.19%
Manuel P. Barrera and Accura Electrical Contractor, Inc.	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	3/23/2028	70.9	70.9	77.1	0.03%
^Shweiki Media, Inc. dba Study Breaks Magazine	Publishing Industries (except Internet)	Term Loan	Prime plus 2.75%	3/22/2027	773.8	773.8	834.5	0.29%
ATI Jet, Inc.	Air Transportation	Term Loan	Prime plus 2.75%	12/28/2026	537.1	537.1	578.0	0.20%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
MARCH 31, 2019 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^J. Kinderman & Sons, Inc. dba Brite Star Manufacturing Company	Furniture and Home Furnishings Stores	Term Loan	Prime plus 2.75%	12/22/2036	$348.9	$348.9	$403.9	0.14%
K’s Salon, LLC d/b/a K’s Salon	Personal and Laundry Services	Term Loan	Prime plus 2.75%	12/20/2021	25.8	25.8	26.5	0.01%
15 Frederick Place LLC & Pioneer Windows Holdings Inc & Subs	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	12/16/2021	85.6	85.6	88.1	0.03%
Taylor Transport, Inc	Truck Transportation	Term Loan	Prime plus 2.75%	12/8/2021	86.2	86.2	88.7	0.03%
K9 Bytes, Inc & Epazz, Inc dba K9 Bytes, Inc	Publishing Industries (except Internet)	Term Loan	Prime plus 2.75%	10/26/2021	20.0	20.0	20.6	0.01%
28 Cornelia Street Properties, LLC and Zouk, Ltd.dba Palma	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	10/25/2021	7.3	7.3	7.5	—%
39581 Garfield, LLC and Tri County Neurological Associates, P.C.	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	9/30/2036	70.0	70.0	80.9	0.03%
39581 Garfield, LLC and Tricounty Neurological Associates, P.C.	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	9/30/2036	23.8	23.8	27.5	0.01%
Robert E. Caves, Sr. and American Plank dba Caves Enterprises	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	9/30/2021	96.3	96.3	98.9	0.03%
Big Apple Entertainment Partners, LLC dba Ripley’s Believe it or Not	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	9/28/2021	333.8	333.8	342.8	0.12%
Equity National Capital LLC & Chadbourne Road Capital, LLC	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	Term Loan	Prime plus 2.75%	9/26/2021	20.1	20.1	20.6	0.01%
Michael S. Decker & Janet Decker dba The Hen House Cafe	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	8/30/2036	13.9	13.9	16.1	0.01%
Trademark Equipment Company Inc and David A. Daniel	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	8/19/2036	112.3	112.3	129.8	0.04%
Qycell Corporation	Plastics and Rubber Products Manufacturing	Term Loan	Prime plus 2.75%	8/19/2021	55.2	55.2	56.7	0.02%
Valiev Ballet Academy, Inc	Performing Arts, Spectator Sports, and Related Industries	Term Loan	Prime plus 2.75%	8/12/2036	35.6	35.6	41.2	0.01%
LaHoBa, LLC d/b/a Papa John’s	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	8/3/2036	64.7	64.7	74.8	0.03%
MTV Bowl, Inc. dba Legend Lanes	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	6/30/2036	213.2	213.2	246.2	0.08%
Lavertue Properties LLP dba Lavertue Properties	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	Term Loan	Prime plus 2.75%	6/29/2036	37.5	37.5	43.3	0.01%
See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
MARCH 31, 2019 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Lisle Lincoln II Limited Partnership dba Lisle Lanes LP	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	6/29/2036	$293.7	$293.7	$339.1	0.12%
Pierce Developments, Inc. dba Southside Granite	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	6/13/2036	213.7	213.7	246.8	0.08%
J&K Fitness, LLC dba Physiques Womens Fitness Center	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	6/8/2036	392.9	392.9	453.6	0.16%
Peanut Butter & Co., Inc. d/b/a Peanut Butter & Co.	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	6/3/2021	12.7	12.7	13.0	—%
Modern on the Mile, LLC dba Ligne Roset	Furniture and Home Furnishings Stores	Term Loan	Prime plus 2.75%	5/25/2021	58.2	58.2	59.6	0.02%
Profile Performance, Inc. and Eidak Real Estate, L.L.C.	Repair and Maintenance	Term Loan	Prime plus 2.75%	4/20/2036	105.8	105.8	122.2	0.04%
Northwind Outdoor Recreation, Inc. dba Red Rock Wilderness Store	Nonstore Retailers	Term Loan	Prime plus 2.75%	4/18/2036	113.8	113.8	131.4	0.04%
Michael S. Korfe dba North Valley Auto Repair	Repair and Maintenance	Term Loan	Prime plus 2.75%	3/24/2036	12.8	12.8	14.8	0.01%
Actknowledge,Inc dba Actknowledge	Personal and Laundry Services	Term Loan	Prime plus 2.75%	3/21/2021	15.0	15.0	15.4	0.01%
Stephen Frank, Patricia Frank and Suds Express LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	2/25/2023	24.8	24.8	25.8	0.01%
SuzyQue’s LLC dba Suzy Que’s	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/11/2036	50.5	50.5	58.2	0.02%
^Little People’s Village, LLC dba Little People’s Village	Social Assistance	Term Loan	Prime plus 2.75%	1/31/2036	25.6	25.6	29.5	0.01%
Seagate Group Holdings, Inc. dba Seagate Logistics, Inc.	Support Activities for Transportation	Term Loan	Prime plus 2.75%	1/28/2036	93.4	93.4	107.7	0.04%
^Dixie Transport, Inc. & Johnny D. Brown & Jimmy Brown & Maudain Brown	Support Activities for Transportation	Term Loan	5.25%	12/28/2035	1,316.8	1,316.8	1,251.9	0.43%
^Shree OM Lodging, LLC dba Royal Inn	Accommodation	Term Loan	Prime plus 2.75%	12/17/2035	22.7	22.7	26.2	0.01%
Lodin Medical Imaging, LLC dba Watson Imaging Center	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/1/2020	15.2	15.2	15.5	0.01%
Robert F. Schuler and Lori A. Schuler dba Bob’s Service Center	Repair and Maintenance	Term Loan	Prime plus 2.75%	11/30/2035	27.8	27.8	32.0	0.01%
K9 Bytes, Inc & Epazz, Inc	Publishing Industries (except Internet)	Term Loan	Prime plus 2.75%	9/30/2020	3.8	3.8	3.8	—%
Elan Realty, LLC and Albert Basse Asociates, Inc.	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	9/30/2035	184.9	184.9	212.5	0.07%
Success Express,Inc. dba Success Express	Couriers and Messengers	Term Loan	Prime plus 2.75%	9/29/2020	16.6	16.6	16.9	0.01%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
MARCH 31, 2019 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Modern Manhattan, LLC	Furniture and Home Furnishings Stores	Term Loan	Prime plus 2.75%	9/20/2020	$41.3	$41.3	$42.0	0.01%
Dirk’s Trucking, L.L.C. dba Dirk’s Trucking	Truck Transportation	Term Loan	Prime plus 2.75%	9/17/2020	3.9	3.9	4.0	—%
Rudy & Louise Chavez dba Clyde’s Auto and Furniture Upholstery	Repair and Maintenance	Term Loan	Prime plus 2.75%	9/2/2035	40.7	40.7	46.8	0.02%
Newsome Trucking Inc and Kevin Newsome	Truck Transportation	Term Loan	Prime plus 2.75%	9/2/2035	201.0	201.0	231.0	0.08%
DDLK Investments LLC d/b/a Smoothie King	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	8/30/2020	0.3	0.3	0.3	—%
Members Only Software, Inc	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	8/30/2020	7.3	7.3	7.5	—%
ActKnowledge,Inc dba ActKnowledge	Personal and Laundry Services	Term Loan	Prime plus 2.75%	6/30/2020	8.6	8.6	8.7	—%
I-90 RV & Auto Supercenter	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	6/29/2035	60.4	60.4	69.3	0.02%
Zouk, Ltd. dba Palma	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	8/25/2020	5.1	5.1	5.2	—%
CJ Park Inc. dba Kidville Midtown West	Educational Services	Term Loan	Prime plus 2.75%	6/25/2020	3.4	3.4	3.5	—%
Tanner Optical Inc. dba Murphy Eye Care	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	6/22/2035	76.0	76.0	87.2	0.03%
Excel RP, Inc./Kevin and Joann Foley	Machinery Manufacturing	Term Loan	Prime plus 2.75%	7/8/2028	32.8	32.8	35.8	0.01%
ValleyStar, Inc. dba BrightStar HealthCare	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	6/28/2020	0.9	0.9	0.9	—%
ValleyStar, Inc. dba BrightStar Healthcare	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	6/28/2020	1.2	1.2	1.2	—%
Diag, LLC dba Kidville	Educational Services	Term Loan	Prime plus 2.75%	6/21/2020	6.0	6.0	6.1	—%
New Economic Methods LLC dba Rita’s	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	7/15/2020	0.3	0.3	0.3	—%
Cocoa Beach Parasail Corp. dba Cocoa Beach Parasail	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	4/26/2020	0.9	0.9	0.9	—%
Lahoba,LLC dba Papa John’s Pizza	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/30/2034	33.8	33.8	38.7	0.01%
Animal Intrusion Prevention Systems Holding Company, LLC	Administrative and Support Services	Term Loan	Prime plus 2.75%	3/29/2024	21.9	21.9	23.0	0.01%
David A. Nusblatt, D.M.D, P.C.	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/11/2019	0.9	0.9	0.9	—%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
MARCH 31, 2019 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
KMC RE, LLC & B&B Kennels	Personal and Laundry Services	Term Loan	Prime plus 2.75%	11/19/2034	$46.2	$46.2	$52.8	0.02%
^ROVER REPAIRS	Repair and Maintenance	Term Loan	Prime plus 2.5%	11/28/2029	47.8	47.8	52.1	0.02%
^The Alba Financial Group, Inc.	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	Term Loan	6%	3/10/2021	6.0	6.0	6.0	—%
D & D’s Divine Beauty School of Esther, LLC	Educational Services	Term Loan	6%	8/1/2031	45.9	45.9	44.1	0.02%
Bliss Coffee and Wine Bar, LLC	Food Services and Drinking Places	Term Loan	6%	8/31/2019	65.7	65.7	65.5	0.02%
^Zog Inc.	Other Information Services	Term Loan	Prime plus 2.75%	4/30/2020	27.9	27.9	28.3	0.01%
^Connect Litigation Technology, Inc.	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2%	10/18/2025	22.0	22.0	22.9	0.01%
1911 East Main Street Holdings, Corp	Repair and Maintenance	Term Loan	Prime plus 2.75%	5/18/2032	11.3	11.3	12.7	—%
Water Works Laundromat, LLC	Personal and Laundry Services	Term Loan	Prime plus 2.25%	9/7/2027	156.6	156.6	166.5	0.06%
Dave Kris, and MDK Ram Corp.	Food and Beverage Stores	Term Loan	Prime plus 2.75%	2/5/2026	25.9	25.9	27.7	0.01%
Gill Express Inc. dba American Eagle Truck Wash	Repair and Maintenance	Term Loan	Prime plus 2.75%	1/5/2027	156.6	156.6	169.0	0.06%
Head To Toe Personalized Pampering, Inc.	Personal and Laundry Services	Term Loan	Prime plus 2.75%	1/27/2031	8.1	8.1	9.0	—%
Christopher F. Bohon & Pamela D. Bohon	Social Assistance	Term Loan	Prime plus 2.75%	10/28/2026	2.7	2.7	2.9	—%
^Mogas Limited	Gasoline Stations	Term Loan	Prime plus 2.75%	5/31/2030	65.0	65.0	72.0	0.02%
^Shree Om Lodging, LLC dba Royal Inn	Accommodation	Term Loan	Prime plus 2.75%	5/2/2030	57.6	57.6	63.8	0.02%
Pedzik’s Pets, LLC	Support Activities for Agriculture and Forestry	Term Loan	Prime plus 2.75%	3/31/2030	8.0	8.0	8.8	—%
Nancy Carapelluci & A & M Seasonal Corner Inc.	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	3/1/2025	11.3	11.3	12.0	—%
^Patricia Hughes Jones, MD PC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	1/13/2020	1.4	1.4	1.5	—%
Moonlight Multi Media Production, Inc.	Other Information Services	Term Loan	5.3%	2/1/2025	2.0	2.0	2.0	—%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
MARCH 31, 2019 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
David M. Goens dba Superior Auto Paint & Body, Inc.	Repair and Maintenance	Term Loan	6%	8/26/2024	$13.4	$13.4	$13.1	—%
McCallister Venture Group, LLC and Maw’s Vittles, Inc.	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	7/30/2029	10.3	10.3	11.3	—%
Chong Hun Im dba Kim’s Market	Food and Beverage Stores	Term Loan	Prime plus 2.5%	2/27/2024	6.9	6.9	7.2	—%
Whirlwind Car Wash, Inc.	Repair and Maintenance	Term Loan	Prime plus 2%	4/9/2029	13.6	13.6	14.4	—%
Shuttle Car Wash, Inc. dba Shuttle Car Wash	Repair and Maintenance	Term Loan	Prime plus 2.25%	11/10/2028	14.9	14.9	15.9	0.01%
Min Hui Lin	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	1/30/2028	14.9	14.9	16.3	0.01%
Delta Partners, LLC dba Delta Carwash	Repair and Maintenance	Term Loan	Prime plus 2.5%	4/5/2029	37.1	37.1	40.3	0.01%
Auto Sales, Inc.	Motor Vehicle and Parts Dealers	Term Loan	6%	8/17/2023	5.5	5.5	5.4	—%
RAB Services, Inc. & Professional Floor Installations	Specialty Trade Contractors	Term Loan	Prime plus 2.5%	1/31/2023	4.7	4.7	4.9	—%
Taste of Inverness, Inc. dba China Garden	Food Services and Drinking Places	Term Loan	Prime plus 2%	6/29/2025	6.9	6.9	7.2	—%
Ralph Werner dba Werner Transmission Inc	Gasoline Stations	Term Loan	Prime plus 2.75%	12/29/2021	1.4	1.4	1.4	—%
^Robin C. & Charles E. Taylor & Brigantine Aquatic Center LLC	Amusement, Gambling, and Recreation Industries	Term Loan	6%	9/14/2023	27.1	27.1	26.7	0.01%
OrthoQuest, P.C.	Ambulatory Health Care Services	Term Loan	Prime plus 2%	3/12/2022	2.4	2.4	2.5	—%
Track Side Collision & Tire, Inc.	Plastics and Rubber Products Manufacturing	Term Loan	Prime plus 2.75%	6/16/2025	3.9	3.9	4.1	—%
^Deesha Corporation, Inc. dba Best Inn & Suites	Accommodation	Term Loan	Prime plus 2.25%	2/14/2025	21.3	21.3	22.2	0.01%
^Maruti, Inc	Accommodation	Term Loan	Prime plus 2.25%	11/25/2024	19.5	19.5	20.3	0.01%
Randall D. & Patricia D. Casaburi dba Pat’s Pizzazz	Furniture and Home Furnishings Stores	Term Loan	Prime plus 2.75%	3/13/2023	4.9	4.9	5.1	—%
^Gain Laxmi, Inc. dba Super 8 Motel	Accommodation	Term Loan	Prime plus 2.25%	5/31/2023	14.0	14.0	14.5	—%
^Naseeb Corporation	Accommodation	Term Loan	Prime plus 2.25%	3/31/2024	22.0	22.0	22.9	0.01%
Stillwell Ave Prep School	Social Assistance	Term Loan	Prime plus 2.75%	1/14/2023	4.3	4.3	4.5	—%
^Karis, Inc.	Accommodation	Term Loan	Prime plus 2%	12/22/2023	9.9	9.9	10.2	—%
Five Corners, Ltd.	Gasoline Stations	Term Loan	Prime plus 2.75%	12/11/2019	1.2	1.2	1.3	—%
^Alyssa Corp dba Knights Inn	Accommodation	Term Loan	Prime plus 2.25%	9/30/2023	35.5	35.5	36.8	0.01%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
MARCH 31, 2019 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Bhailal Patel dba New Falls Motel	Accommodation	Term Loan	Prime plus 2.75%	3/27/2023	$2.2	$2.2	$2.3	—%
Pegasus Automotive, Inc.	Gasoline Stations	Term Loan	Prime plus 2.75%	12/23/2022	6.6	6.6	6.9	—%
^Delyannis Iron Works	Fabricated Metal Product Manufacturing	Term Loan	6%	12/8/2022	3.9	3.9	3.8	—%
P. Agrino, Inc. dba Andover Diner	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	7/18/2021	4.7	4.7	4.8	—%
Total Performing SBA Unguaranteed Investments					$331,752.1	$331,752.1	$344,457.4	117.96%

Non-Performing SBA Unguaranteed Investments(3)(21)
*200 North 8th Street Associates LLC and Enchanted Acres Fa	Food Manufacturing	Term Loan	6.25%	5/4/2028	$469.3	$469.3	$351.2	0.12%
*^A & A Auto Care LLC	Repair and Maintenance	Term Loan	7.5%	3/9/2026	10.4	10.4	4.5	—%
*A & A Auto Care, LLC d/b/a A & A Auto Care, LLC	Repair and Maintenance	Term Loan	7.25%	8/12/2036	88.0	88.0	86.7	0.03%
*^Acton Hardware LLC and Mark Allgood & Jamie Allgood	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	3/24/2041	478.2	478.2	305.2	0.10%
*Alive Design, LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	3/13/2027	17.0	17.0	14.8	0.01%
*Amboy Group, LLC dba Tommy’s Moloney’s	Food Manufacturing	Term Loan	7%	6/24/2025	369.9	369.9	353.8	0.12%
*^American Reclamation LLC	Furniture and Related Product Manufacturing	Term Loan	8%	11/1/2027	7.2	7.2	6.5	—%
*Anderson Farms Inc	Truck Transportation	Term Loan	7.5%	12/22/2027	1,170.1	1,170.1	963.5	0.33%
*^Arclay ,LLC	Nonmetallic Mineral Product Manufacturing	Term Loan	Prime plus 2.75%	5/5/2030	137.1	137.1	132.9	0.05%
*^Auto Shine Carwash Inc and AKM R. Hossain and Jessica F. Masud	Gasoline Stations	Term Loan	7.75%	9/26/2024	15.7	15.7	15.2	0.01%
*AVM LLC dba Luv 2 Play	Social Assistance	Term Loan	Prime plus 2.75%	6/1/2028	26.1	26.1	17.6	0.01%
*AWA Fabrication & Construction, L.L.C.	Fabricated Metal Product Manufacturing	Term Loan	6%	4/30/2025	34.4	34.4	1.3	—%
*B & J Manufacturing Corporation and Benson Realty Trust	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2%	3/30/2021	11.0	11.0	10.5	—%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
MARCH 31, 2019 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
*^B and J Catering Inc dba Culinary Solutions	Food Services and Drinking Places	Term Loan	7%	8/27/2040	$532.9	$532.9	$501.4	0.17%
*B&B Fitness and Barbell, Inc. dba Elevations Health Club	Amusement, Gambling, and Recreation Industries	Term Loan	6%	6/22/2035	200.7	200.7	130.5	0.04%
*Baker Sales, Inc. d/b/a Baker Sales, Inc.	Nonstore Retailers	Term Loan	6%	3/29/2036	177.4	177.4	84.7	0.03%
*Fieldstone Quick Stop LLC(OC) Barber Investments LLC (EPC) Thadius M B	Gasoline Stations	Term Loan	6%	9/30/2038	400.4	400.4	37.6	0.01%
*^Barber Investments LLC and Fieldstone Quickstop LLC and Maine Dollar D	Gasoline Stations	Term Loan	6.25%	8/15/2039	146.3	146.3	—	—%
*^Bear Creek Entertainment LLC dba The Woods at Bear Creek	Accommodation	Term Loan	Prime plus 2.75%	8/12/2041	1,608.1	1,671.1	424.4	0.15%
*^Bear Creek Entertainment, LLC dba The Woods at Bear Creek	Accommodation	Term Loan	7.25%	12/30/2024	85.4	85.4	81.5	0.03%
*Bebos Inc dba Pizza Hut & Sunoco	Gasoline Stations	Term Loan	7.75%	3/28/2028	214.1	214.1	103.9	0.04%
*^Bike Slug Holdings Inc	Repair and Maintenance	Term Loan	Prime plus 2.75%	12/28/2028	8.9	8.9	—	—%
*^Bike Slug, LLC, Bike Slug Holdings Inc. and Seven Rivers Group ,LLC	Repair and Maintenance	Term Loan	Prime plus 2.75%	2/17/2027	17.0	17.0	2.7	—%
*^Bobcatt Solutions, LLC	Specialty Trade Contractors	Term Loan	8%	11/8/2027	17.4	17.4	16.6	0.01%
*Bone Bar & Grill LLC	Food Services and Drinking Places	Term Loan	7%	6/30/2042	73.4	73.4	58.7	0.02%
*Brandywine Picnic Park, Inc. and B.Ross Capps & Linda Capps	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	3/30/2031	179.3	179.3	168.3	0.06%
*Calhoun Satellite Communications Inc and Transmission Solutions Group	Broadcasting (except Internet)	Term Loan	6.75%	2/27/2025	724.2	724.2	—	—%
*Calhoun Satellite Communications, Inc.	Telecommunications	Term Loan	7%	12/2/2026	189.1	189.1	40.6	0.01%
*Capstone Pediatrics PLLC and Capstone Healthcare Consulting LLC	Ambulatory Health Care Services	Term Loan	7.75%	5/15/2025	556.4	556.4	324.6	0.11%
*^Carl R. Bieber, Inc. dba Bieber Tourways/Bieber Transportation/Bieber	Transit and Ground Passenger Transportation	Term Loan	7.5%	9/30/2027	573.2	573.2	546.7	0.19%
*^Central Ohio Cleaners Inc	Personal and Laundry Services	Term Loan	7%	6/13/2024	90.5	90.5	4.3	—%
*Chickamauga Properties, Inc., MSW Enterprises, LLP	Amusement, Gambling, and Recreation Industries	Term Loan	6.25%	12/22/2035	59.0	59.0	58.1	0.02%
*Chickamauga Properties, Inc. and MSW Enterprises, LLP	Amusement, Gambling, and Recreation Industries	Term Loan	6.25%	10/19/2022	43.5	43.5	—	—%
*^Clark Realty LLC	Real Estate	Term Loan	Prime plus 2.75%	8/29/2041	73.3	73.3	65.8	0.02%
See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
MARCH 31, 2019 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
*^Clark Realty LLC	Real Estate	Term Loan	Prime plus 2.75%	9/15/2027	$58.6	$58.6	$—	—%
*^CLU Amboy, LLC (EPC) and Amboy Group, LLC (OC) dba Tommy Moloney’s	Food Manufacturing	Term Loan	7%	12/27/2023	462.3	462.3	426.0	0.15%
*^CM Lab Inc	Professional, Scientific, and Technical Services	Term Loan	6.75%	5/20/2026	166.1	166.1	110.4	0.04%
*^Colts V LLC and Nowatzke Service Center, Inc dba Nowatzke Truck & Trai	Repair and Maintenance	Term Loan	6.75%	9/26/2039	553.3	553.3	519.5	0.18%
*Custom Software, Inc. a Colorado Corporation dba M-33 Access	Professional, Scientific, and Technical Services	Term Loan	6.25%	6/17/2021	253.7	253.7	226.1	0.08%
*Custom Software, Inc. a Colorado Corporation dba M-33 Access	Broadcasting (except Internet)	Term Loan	6.25%	4/30/2022	94.3	94.3	—	—%
*^D&G Capital LLC dba Miami Grill 277	Food Services and Drinking Places	Term Loan	6.5%	12/16/2025	46.2	46.2	13.9	—%
*Demand Printing Solutions, Inc	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	10/29/2034	114.3	114.3	107.3	0.04%
*Demand Printing Solutions, Inc.	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	12/12/2019	1.6	1.6	1.5	—%
*Demand Printing Solutions, Inc. and MLM Enterprises, LLC d/b/a Demand	Printing and Related Support Activities	Term Loan	8%	5/27/2021	5.5	5.5	5.2	—%
*^MLM Enterprises LLC and Demand Printing Solutions Inc	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	11/18/2024	50.2	50.2	47.1	0.02%
*^Demand Printing Solutions Inc	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	12/15/2027	17.0	17.0	15.9	0.01%
*^Demand Printing Solutions Inc.	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	3/16/2026	17.8	17.8	16.8	0.01%
*^Demand Printing Solutions Inc.	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	5/25/2027	199.2	199.2	76.3	0.03%
*^Dr. Richard Rolle JR, PLLC dba Rolle Oral & Facial Surgery PLLC	Ambulatory Health Care Services	Term Loan	7.5%	9/29/2042	869.9	869.9	599.0	0.21%
*^Dr. Richard R. Rolle, Jr., PLLC dba Rolle Oral & Facial Surgery	Ambulatory Health Care Services	Term Loan	7.5%	12/18/2027	122.3	122.3	—	—%
*Driven Warehouse/Distribution LLC	Truck Transportation	Term Loan	8%	12/22/2027	726.2	726.2	470.8	0.16%
*Driven Warehouse/Distribution LLC	Truck Transportation	Term Loan	Prime plus 2.75%	1/18/2028	129.0	129.0	—	—%
*DTM Parts Supply Inc.	Merchant Wholesalers, Durable Goods	Term Loan	7%	6/2/2025	54.8	54.8	53.1	0.02%
*^DuCharme Realty LLC and DuCharme Enterprises LLC dba Specialty	Wood Product Manufacturing	Term Loan	Prime plus 2.75%	2/2/2040	210.1	210.1	197.2	0.07%
*^E & I Holdings, LP & PA Farm Products, LLC	Food Manufacturing	Term Loan	6%	4/30/2030	4,705.2	4,820.9	2,782.5	0.95%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
MARCH 31, 2019 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
*^Earth First Recycling LLC	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	12/6/2027	$72.8	$72.8	$68.4	0.02%
*^Earth First Recycling, LLC and 191 Clark Road, LLC	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	6/5/2027	338.0	338.0	317.4	0.11%
*Europlast Ltd	Plastics and Rubber Products Manufacturing	Term Loan	6%	9/26/2022	312.9	312.9	17.1	0.01%
*Europlast Ltd	Plastics and Rubber Products Manufacturing	Term Loan	6%	5/31/2023	73.4	73.4	—	—%
*Event Mecca LLC	Other Information Services	Term Loan	6%	4/10/2023	11.3	11.3	8.6	—%
*^Evernook Valley Milk LLC	Animal Production and Aquaculture	Term Loan	7.5%	8/31/2042	637.5	637.5	564.3	0.19%
*EZ Towing, Inc.	Support Activities for Transportation	Term Loan	6%	1/31/2023	86.4	86.4	—	—%
*Ezzo Properties, LLC and Great Lakes Cleaning, Inc.	Administrative and Support Services	Term Loan	7.75%	12/20/2027	286.5	286.5	59.0	0.02%
*New Image Building Services, Inc. dba New Image Repair Services	Repair and Maintenance	Term Loan	7.75%	8/23/2037	251.5	251.5	165.9	0.06%
*New Image Building Services Inc. dba New Image Repair Services; The Ma	Repair and Maintenance	Term Loan	7.75%	10/29/2023	197.1	197.1	—	—%
*^New Image Building Services, Inc. dba The Maids serving Oakland and Ma	Administrative and Support Services	Term Loan	7.75%	1/19/2026	67.8	67.8	—	—%
*^New Image Building Services, Inc.dba The Maids Servicing Oakland & Maco	Administrative and Support Services	Term Loan	7.75%	12/21/2026	39.0	39.0	—	—%
*^New Image Building Services, Inc.	Administrative and Support Services	Term Loan	7.75%	5/18/2027	138.9	138.9	—	—%
*Farec, Inc	Amusement, Gambling, and Recreation Industries	Term Loan	7.5%	12/29/2042	259.4	259.4	248.3	0.09%
*^Galaforo Construction and Companies LLC	Construction of Buildings	Term Loan	7.5%	12/15/2042	207.8	207.8	201.4	0.07%
*Galaforo Construction LLC and Paul M Galaforo, Jr.	Construction of Buildings	Term Loan	7.5%	12/15/2027	329.0	329.0	135.7	0.05%
*^Gino Italian American Deli and Meat Market Inc	Food and Beverage Stores	Term Loan	7%	7/25/2041	119.9	119.9	102.1	0.03%
*Grand Manor Realty, Inc. & Kevin LaRoe	Real Estate	Term Loan	6%	2/20/2023	19.0	19.0	17.8	0.01%
*^Green Country Filter Manufacturing LLC	Miscellaneous Manufacturing	Term Loan	Prime plus 2.75%	4/27/2026	68.3	68.3	55.4	0.02%
*^Groundworks Unlimited LLC	Specialty Trade Contractors	Term Loan	6%	12/17/2023	8.8	8.8	8.5	—%
*Guzman Group,LLC	Rental and Leasing Services	Term Loan	6%	9/30/2019	173.8	173.8	2.5	—%
*Hagerstown Muffler, Inc. and JMS Muffler, Inc	Repair and Maintenance	Term Loan	Prime plus 2.75%	9/24/2040	311.5	311.5	292.5	0.10%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
MARCH 31, 2019 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
*Harrelson Materials Management,Inc	Waste Management and Remediation Services	Term Loan	6%	6/24/2021	$465.2	$465.2	$24.6	0.01%
*^Hartford Cardiology Group LLC and Ideal Nutrition of Connecticut LLC	Ambulatory Health Care Services	Term Loan	6.25%	6/30/2026	462.5	462.5	—	—%
*^Hascher Gabelstapler Inc	Repair and Maintenance	Term Loan	7%	3/26/2024	96.1	96.1	53.0	0.02%
*^HG Ventures, Inc.	Truck Transportation	Term Loan	7.5%	3/9/2028	120.9	120.9	93.0	0.03%
*^HG Ventures, Inc. dba Diamond Head Trucking	Truck Transportation	Term Loan	7.5%	6/29/2030	897.0	897.0	693.8	0.24%
*Home Again Restaurant LLC	Food Services and Drinking Places	Term Loan	6.25%	6/30/2040	0.4	0.4	0.4	—%
*^Hurshell Leon Dutton dba High Jump Party Rentals	Rental and Leasing Services	Term Loan	Prime plus 2.75%	11/30/2025	13.6	13.6	13.4	—%
*^Ian Winterbotham dba Furnishing America	Furniture and Home Furnishings Stores	Term Loan	8%	11/17/2027	87.7	87.7	—	—%
*^InformationTelevision Network Inc	Motion Picture and Sound Recording Industries	Term Loan	7.5%	9/22/2041	823.0	823.0	784.9	0.27%
*^J And G Group Services LLC and United Vending of Florida Inc and John	Merchant Wholesalers, Nondurable Goods	Term Loan	7.25%	7/28/2026	29.6	29.6	29.1	0.01%
*J Harris Trucking LLC	Truck Transportation	Term Loan	7.25%	5/19/2027	18.7	18.7	8.2	—%
*^J Harris Trucking, LLC	Truck Transportation	Term Loan	7.25%	5/13/2026	38.1	38.1	34.6	0.01%
*J Olson Enterprises LLC and Olson Trucking Direct, Inc.	Truck Transportation	Term Loan	6%	6/28/2025	628.4	628.4	45.5	0.02%
*^Jacksonville Beauty Institute Inc. dba Beauty Institute’s	Educational Services	Term Loan	7%	10/23/2025	9.4	9.4	—	—%
*Jenny’s Wunderland, Inc.	Social Assistance	Term Loan	6%	6/29/2036	98.8	98.8	9.7	—%
*Juliador Resources LLC DBA Cue Hair Salon and Skin Care	Personal and Laundry Services	Term Loan	7.25%	5/24/2027	21.9	21.9	19.8	0.01%
*^Kantz LLC and Kantz Auto LLC dba Kantz’s Hometown Auto	Motor Vehicle and Parts Dealers	Term Loan	6.25%	10/29/2039	11.1	11.1	8.1	—%
*^Kids at Heart,LLC dba Monster Mini Golf	Amusement, Gambling, and Recreation Industries	Term Loan	6.75%	9/22/2026	20.2	20.2	15.5	0.01%
*^Knowledge First Inc dba Magic Years of Learning and Kimberly Knox	Social Assistance	Term Loan	8%	3/21/2039	133.3	133.3	125.1	0.04%
*^Kostekos Inc dba New York Style Pizza	Food Services and Drinking Places	Term Loan	8%	2/6/2040	61.9	61.9	34.2	0.01%
*Krishna of Orangeburg, Inc.	Accommodation	Term Loan	6%	2/20/2032	10.3	10.3	5.5	—%
*Kup’s Auto Spa Inc	Repair and Maintenance	Term Loan	6.25%	11/15/2038	70.5	70.5	32.6	0.01%
*Kup’s Auto Spa, Inc.	Repair and Maintenance	Term Loan	6.25%	10/23/2025	54.7	54.7	—	—%
*L.M. Jury Enterprises, Inc dba Midwest Monograms	Textile Product Mills	Term Loan	7.25%	10/28/2025	60.6	60.6	9.4	—%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
MARCH 31, 2019 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
*LA Diner Inc dba Loukas L A Diner	Food Services and Drinking Places	Term Loan	7.25%	9/28/2037	$617.8	$617.8	$589.3	0.20%
*^Las Casuelas Del Este Inc.	Food Services and Drinking Places	Term Loan	7%	9/29/2041	253.4	253.4	—	—%
*^Lowgap Grocery & Grill LLC	General Merchandise Stores	Term Loan	7.25%	3/24/2041	48.0	48.0	40.3	0.01%
*M & H Pine Straw Inc and Harris L. Maloy	Merchant Wholesalers, Nondurable Goods	Term Loan	7.5%	3/21/2023	197.4	197.4	57.9	0.02%
*M & H Pine Straw, Inc and Harris L. Maloy	Support Activities for Agriculture and Forestry	Term Loan	6%	4/30/2020	54.2	54.2	51.7	0.02%
*M & H Pine Straw, Inc.and Harris Maloy	Support Activities for Agriculture and Forestry	Term Loan	7.5%	7/10/2020	27.4	27.4	19.7	0.01%
*M & H Pinestraw, Inc. and Harris L. Maloy	Merchant Wholesalers, Nondurable Goods	Term Loan	7.5%	12/15/2021	133.8	133.8	48.3	0.02%
*^M and C Renovations Inc	Construction of Buildings	Term Loan	6.25%	10/31/2024	12.8	12.8	8.2	—%
*^Mariam Diner Inc dba Country Kitchen Restaurant	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/18/2026	42.8	42.8	24.3	0.01%
*Matchless Transportation LLC dba First Class Limo	Transit and Ground Passenger Transportation	Term Loan	6.25%	8/3/2022	121.4	121.4	98.5	0.03%
*^Medeiros Holdings Inc dba Outdoor Lighting Perspectives of the Triad	Electrical Equipment, Appliance, and Component Manufacturing	Term Loan	7%	11/25/2025	19.6	19.6	13.1	—%
*Mojo Brands Media, LLC	Broadcasting (except Internet)	Term Loan	6%	8/28/2023	725.0	725.0	335.5	0.11%
*^Morris Glass and Construction Inc	Specialty Trade Contractors	Term Loan	15%	10/1/2023	437.3	437.3	418.3	0.14%
*Nelson Sargsyan dba HDA Trucking	Support Activities for Transportation	Term Loan	7.75%	6/16/2025	100.8	100.8	65.1	0.02%
*^Nowatzke Service Center Inc dba Nowatzke Truck and Trailer	Repair and Maintenance	Term Loan	7%	1/29/2026	96.9	96.9	34.1	0.01%
*^Olsen Bros. Transportation, Inc. & Golden Spike Leasing, LLC	Truck Transportation	Term Loan	Prime plus 2.75%	6/20/2028	603.5	603.5	275.0	0.09%
*Paragon Fabricators Inc, Paragon Field Services, Inc and Paragon Globa	Heavy and Civil Engineering Construction	Term Loan	7%	9/28/2026	571.2	571.2	26.7	0.01%
*^Paragon Global, LLC and Paragon Fabricators Inc and Paragon Field Serv	Heavy and Civil Engineering Construction	Term Loan	7%	9/28/2041	110.1	110.1	105.0	0.04%
*^Peckett’s Inc	Crop Production	Term Loan	7%	7/27/2041	85.7	85.7	65.0	0.02%
*Pooh’s Corner Realty LLC and Pooh’s Corner Inc	Social Assistance	Term Loan	7%	7/23/2040	100.3	100.3	98.7	0.03%
*^Ramjay Inc.	Transit and Ground Passenger Transportation	Term Loan	Prime plus 2.75%	1/13/2027	389.4	389.4	322.3	0.11%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
MARCH 31, 2019 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
*^RDT Enterprises LLC	Specialty Trade Contractors	Term Loan	7%	9/15/2027	$136.9	$136.9	$79.4	0.03%
*RDT Enterprises, L.L.C.	Specialty Trade Contractors	Term Loan	7%	11/12/2025	19.6	19.6	—	—%
*^RDT Enterprises, LLC	Specialty Trade Contractors	Term Loan	7%	12/31/2028	111.5	111.5	71.5	0.02%
*^Route 130 SCPI Holdings LLC (EPC) Route 130 SCPI Operations LLC (OC) d	Food Services and Drinking Places	Term Loan	6.25%	9/30/2039	279.5	279.5	123.4	0.04%
*^Scoler LLC dba Gold’s Gym	Amusement, Gambling, and Recreation Industries	Term Loan	7.75%	4/29/2026	210.5	210.5	207.2	0.07%
*Scoville Plumbing & Heating Inc and Thomas P. Scoville	Specialty Trade Contractors	Term Loan	6.75%	7/25/2022	32.1	32.1	26.1	0.01%
*^SDA Holdings LLC and Les Cheveux Salon Inc	Personal and Laundry Services	Term Loan	7.5%	12/15/2040	108.5	108.5	106.8	0.04%
*Select Propane & Fuel Inc. and Select Fuel & Convenience LLC	Merchant Wholesalers, Nondurable Goods	Term Loan	7.5%	2/10/2030	592.5	592.5	108.5	0.04%
*Shaffer Automotive Repair, LLC	Repair and Maintenance	Term Loan	7%	5/24/2030	132.8	132.8	66.2	0.02%
*Shane M. Howell and Buck Hardware and Garden Center, LLC	Building Material and Garden Equipment and Supplies Dealers	Term Loan	7.5%	12/27/2038	113.4	113.4	87.2	0.03%
*Shivsakti, LLC dba Knights Inn	Accommodation	Term Loan	6.25%	12/20/2032	3.3	3.3	—	—%
*^Smooth Grounds, Inc.	Food Services and Drinking Places	Term Loan	7.75%	12/31/2018	22.9	22.9	22.6	0.01%
*^SNS of Central Alabama, LLC dba Steak N Shake dba Steak N Shake Bigl	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/21/2026	45.2	45.2	43.8	0.01%
*^Soregard Inc	Furniture and Related Product Manufacturing	Term Loan	7.5%	6/30/2041	158.9	158.9	80.5	0.03%
*^Sourceco Limited Liability Company	Merchant Wholesalers, Nondurable Goods	Term Loan	6.5%	12/17/2025	45.0	45.0	42.9	0.01%
*Sovereign Communications LLC	Broadcasting (except Internet)	Term Loan	6.75%	2/7/2024	649.5	649.5	507.5	0.17%
*Stellar Environmental LLC	Waste Management and Remediation Services	Term Loan	Prime plus 2.75%	3/18/2023	30.6	30.6	29.2	0.01%
*STK Ventures Inc dba JP Dock Service & Supply	Specialty Trade Contractors	Term Loan	6%	5/9/2037	31.6	31.6	11.5	—%
*Stormrider Inc dba Shirley’s Stormrider Inc	Truck Transportation	Term Loan	7.25%	9/23/2025	53.1	53.1	—	—%
*^Stormrider Inc dba Shirley’s Stormrider, Inc	Truck Transportation	Term Loan	7.75%	11/25/2024	102.9	102.9	37.5	0.01%
*^Street Magic Enterprise LLC	Gasoline Stations	Term Loan	7.75%	12/21/2027	86.3	86.3	16.2	0.01%
*^Street Magic Enterprise LLC dba New Lisbon Travel Mart	Gasoline Stations	Term Loan	7.5%	11/7/2042	419.0	419.0	399.6	0.14%
*^Suncrest Stone Products LLC	Nonmetallic Mineral Product Manufacturing	Term Loan	7.25%	8/29/2041	635.4	635.4	531.7	0.18%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
MARCH 31, 2019 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
*^Suncrest Stone Products LLC	Nonmetallic Mineral Product Manufacturing	Term Loan	7.5%	8/29/2026	$536.6	$536.6	$445.3	0.15%
*T and B Boots Inc dba Takken’s Shoes	Clothing and Clothing Accessories Stores	Term Loan	7%	3/31/2025	23.0	23.0	20.7	0.01%
*^T and B Boots Inc dba Takken’s Shoes	Clothing and Clothing Accessories Stores	Term Loan	7.25%	6/17/2026	204.5	204.5	—	—%
*T and B Boots Inc dba Takken’s Shoes	Clothing and Clothing Accessories Stores	Term Loan	7.25%	12/7/2026	95.2	95.2	92.2	0.03%
*Tannehill Enterprises Inc dba Hobbytown USA Folsom	Sporting Goods, Hobby, Musical Instrument, and Book Stores	Term Loan	7.75%	10/14/2025	71.1	71.1	44.3	0.02%
*^Tarver-Henley Inc. and Tar-Hen LLC	Building Material and Garden Equipment and Supplies Dealers	Term Loan	7.75%	6/21/2042	314.6	314.6	219.9	0.08%
*^The Delon Group LLC dba I Love Juice Bar	Food Services and Drinking Places	Term Loan	7%	5/12/2026	18.6	18.6	17.7	0.01%
*^Tim’s Tire & Automotive Center, LLC	Support Activities for Transportation	Term Loan	7%	8/16/2026	410.2	410.2	—	—%
*^The Woods at Bear Creek LLC and Bear Creek Entertainment LLC dba The	Accommodation	Term Loan	7%	9/29/2039	489.6	489.6	467.0	0.16%
*Thomas P. Scoville dba Scoville Plumbing & Heating, Inc.	Specialty Trade Contractors	Term Loan	6.75%	11/16/2021	32.9	32.9	32.4	0.01%
*Transmission Solutions Group, Inc. and Calhoun Satellite Communicatio	Telecommunications	Term Loan	7%	12/2/2041	141.3	141.3	66.8	0.02%
*^Tri-State Remodeling & Investments, LLC	Specialty Trade Contractors	Term Loan	7.5%	12/11/2025	10.3	10.3	7.4	—%
*^TX Superior Communications, LLC	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	3/19/2028	88.5	88.5	56.2	0.02%
*^Vision Automotive LLC dba Vision Chrysler Jeep Dodge Ram of Defiance	Motor Vehicle and Parts Dealers	Term Loan	7.5%	9/29/2029	295.3	295.3	186.4	0.06%
*Vision Collision Center LLC dba Integrity Auto Body & Vision Automoti	Repair and Maintenance	Term Loan	7.5%	11/21/2027	349.2	349.2	—	—%
*Warner Family Restaurant LLC dba Burgerim	Food Services and Drinking Places	Term Loan	8%	5/3/2028	20.1	20.1	2.8	—%
*^Webb Eye Associates, PA	Ambulatory Health Care Services	Term Loan	7.25%	7/19/2027	71.2	71.2	29.0	0.01%
*^Wilban LLC	Food Services and Drinking Places	Term Loan	7.5%	3/11/2026	93.2	93.2	88.9	0.03%
*^Wilban LLC	Food Services and Drinking Places	Term Loan	7.25%	3/28/2039	402.7	402.7	298.6	0.10%
*Work of Heart Inc dba Little Nest Portraits	Professional, Scientific, and Technical Services	Term Loan	7.5%	1/10/2028	5.2	5.2	5.1	—%
See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
MARCH 31, 2019 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
*^Work of Heart Inc dba Little Nest Portraits	Professional, Scientific, and Technical Services	Term Loan	7.5%	7/28/2027	$47.1	$47.1	$46.3	0.02%
Total Non-Performing Unguaranteed SBA Investments					$38,397.2	$38,575.9	$22,311.3	7.64%

Total Unguaranteed SBA Investments					$370,149.3	$370,328.0	$366,768.7	125.60%

Performing and Non-Performing SBA Guaranteed Investments(4)
Matrix Z LLC	Nonmetallic Mineral Product Manufacturing	Term Loan	Prime plus 6.5%	2/27/2029	$12.5	$12.5	$13.8	—%
Danielle Vance LPC, LLC dba Danielle Vance MA, LPC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	3/27/2029	32.3	32.3	35.6	0.01%
Cocomo Joe’s LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/28/2029	19.6	19.6	21.6	0.01%
Four Seasons Laser Center Inc.	Personal and Laundry Services	Term Loan	Prime plus 2.75%	3/28/2029	85.0	85.0	93.8	0.03%
Iredell Oral & Facial Surgery, P.C. dba Johnson Oral Surgery	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	3/29/2044	2,475.0	2,475.0	2,785.6	0.95%
Peak Performance Associates LLC dba Nova Hypnosis and Wellness	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	3/29/2029	180.0	180.0	198.6	0.07%
NuBe Business Group LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	3/29/2044	123.0	123.0	138.9	0.05%
Felipe Antonio Del Valle M.D. P.A.	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	3/29/2029	85.0	85.0	93.8	0.03%
Pizzaplex L3C	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/29/2029	134.3	134.3	148.2	0.05%
EJ & James Transport LLC	Truck Transportation	Term Loan	Prime plus 2.75%	3/29/2029	53.6	53.6	59.1	0.02%
Key HR Associates, Inc dba Parents Choice for Kids	Social Assistance	Term Loan	Prime plus 2.75%	3/29/2044	1,361.3	1,361.3	1,536.9	0.53%
Knoxville Room Service	Food and Beverage Stores	Term Loan	Prime plus 2.75%	3/29/2029	38.3	38.3	42.2	0.01%
Outtasight Careers, LLC dba Gecko Hospitality	Administrative and Support Services	Term Loan	Prime plus 2.75%	3/29/2029	156.0	156.0	172.2	0.06%
Turtle Shirts, LLC	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	3/29/2029	161.3	161.3	177.9	0.06%
Pirate Cove Marina Inc, DRK Irrevocable Trust, BEK Irrevocable Trust	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	3/29/2044	2,981.3	2,981.3	3,353.9	1.15%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
MARCH 31, 2019 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
La Favorita Radio Network	Broadcasting (except Internet)	Term Loan	Prime plus 2.75%	3/29/2029	$1,125.0	$1,125.0	$1,240.6	0.42%
Paramount Dance Studios Inc. and Homestead Dance Supply	Educational Services	Term Loan	Prime plus 2.75%	10/14/2043	1,243.5	1,243.5	1,375.7	0.47%
Lou & Choo Enterprises Inc.	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/28/2044	101.4	101.4	114.5	0.04%
Metropolitan Solutions Inc.	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	4/30/2043	368.6	368.6	413.8	0.14%
Kneading Dough LLC dba NY Bagel Cafe & Deli,NY Bagel, New York Bagel	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/23/2029	102.5	102.5	112.3	0.04%
*AVM LLC dba Luv 2 Play	Social Assistance	Term Loan	Prime plus 2.75%	6/1/2028	78.2	78.2	85.2	0.03%
Bio-Haz Solutions, Inc.	Waste Management and Remediation Services	Term Loan	Prime plus 2.75%	5/29/2044	962.0	962.0	1,080.4	0.37%
Bio-Haz Solutions, Inc	Waste Management and Remediation Services	Term Loan	Prime plus 2.75%	3/29/2029	631.6	631.6	695.7	0.24%
National Stone LTD and NSI Group Inc	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	8/31/2044	591.5	591.5	664.9	0.23%
Hackstaff Restaurants LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	4/15/2029	312.5	312.5	344.7	0.12%
UK, LLC dba Pita Pit	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/30/2029	134.4	134.4	148.3	0.05%
JP Dhillon’s Foods LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	5/1/2029	191.6	191.6	211.4	0.07%
Vancole Investments, Inc. dba Smoothie King #913	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	5/7/2044	821.9	821.9	927.5	0.32%
Beau & HB Inc dba Beau’s Billiard, Bowling & Arcade	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	3/16/2029	116.6	116.6	128.6	0.04%
Thames Aquatic Club, LLC	Educational Services	Term Loan	Prime plus 2.75%	7/21/2029	59.6	59.6	65.8	0.02%
JejoJesi Corp dba Dukunoo Jamaican Kitchen, Dunkunoo	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/19/2029	126.4	126.4	139.5	0.05%
Sheldon T Banks and Sheldon T Banks LLC dba Serenity Funeral Chapel ll	Personal and Laundry Services	Term Loan	Prime plus 2.75%	9/19/2044	182.9	182.9	206.4	0.07%
Healthy and Fresco LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/20/2029	103.4	103.4	114.1	0.04%
Accel Compression Inc., Accel Workover Services Inc	Rental and Leasing Services	Term Loan	Prime plus 2.75%	6/21/2044	374.6	374.6	422.9	0.14%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
MARCH 31, 2019 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
CMLCLEARWATERBEACH.LLC dba Cousins Maine Lobster	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	4/11/2029	$117.6	$117.6	$129.7	0.04%
Better Dayz PT, Inc. dba Physical Therapy Now	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	3/7/2029	63.1	63.1	69.7	0.02%
Shepherd Fitness, LLC dba Workout Anytime Ooltewah	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	5/8/2029	415.7	415.7	458.8	0.16%
M & M Burgers Inc dba Checkers	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	7/15/2029	222.1	222.1	245.1	0.08%
Mill Creek Early Childhood Program LLC	Social Assistance	Term Loan	Prime plus 2.75%	6/11/2029	32.3	32.3	35.6	0.01%
Panetcarne Inc.dba Jersey Mike’s Subs Greenfield	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/15/2029	42.5	42.5	46.9	0.02%
Ocean Trans LLC and Dehal Trucking LLC	Truck Transportation	Term Loan	Prime plus 2.75%	3/27/2029	150.0	150.0	165.5	0.06%
PA Sobol Partners LLC dba Sobal	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	8/28/2029	63.8	63.8	70.4	0.02%
Total SBA Guaranteed Performing and Non-Performing Investments					$16,633.8	$16,633.8	$18,586.1	6.36%
Total SBA Unguaranteed and Guaranteed Investments					$386,783.1	$386,961.8	$385,354.8	131.97%

Controlled Investments(5)(21)
*Advanced Cyber Security Systems, LLC(6),(20)	Data processing, hosting and related services.	50% Membership Interest	—%	—	$—	$—	$—	—%
		Term Loan	3%	December 2014	381.0	381.0	—	—%
*Automated Merchant Services, Inc.(7),(20)	Data processing, hosting and related services.	100% Common Stock	—%	—	—	—	—	—%
CDS Business Services, Inc.(8)	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	100% Common Stock	—%	—	—	4,428.0	5,000.0	1.71%
		Line of Credit	Prime plus 2.5%	December 2019	5,000.0	5,000.0	5,000.0	1.71%
		Term Loan	10%	April 2020	525.0	525.0	525.0	0.18%
*Newtek Technology Solutions, Inc.(11)	Data processing, hosting and related services.	100% Common Stock	—%	—	—	8,384.0	7,000.0	2.40%
		Line of Credit	LIBOR plus 2.5%	November 2028	7,200.0	7,200.0	7,200.0	2.47%
*Newtek Insurance Agency, LLC(13)	Insurance Carriers and Related Activities	100% Membership Interest	—%	—	—	135.0	2,215.0	0.76%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
MARCH 31, 2019 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
*PMTWorks Payroll, LLC(9)	Data processing, hosting and related services.	100% Membership Interest	—%	—	$—	$1,291.1	$—	—%
		Term Loan	10% – 12%	Various maturities through May 2020	2,685.0	2,685.0	—	—%
Small Business Lending, LLC(12),(20)	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	100% Membership Interest	—%	—	—	598.0	3,948.0	1.35%
*ADR Partners, LLC dba banc-serv Partners, LLC(12)	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	100% Membership Interest	—%	—	—	7,041.2	—	—%
International Professional Marketing, Inc.(16)	Professional, Scientific, and Technical Services	100% Common Stock	—%	—	—	4,000.0	3,300.0	1.13%
		Line of Credit	Prime plus 0.5%	April 2021	300.0	300.0	300.0	0.10%
SIDCO, LLC(16)	Professional, Scientific, and Technical Services	100% Membership Interest	—%	—	—	7,119.7	7,500.0	2.57%
		Line of Credit	Prime plus 0.5%	July 2019	100.0	100.0	100.0	0.03%
Newtek Merchant Solutions, LLC(11)	Data processing, hosting and related services.	100% Membership Interest	—%	—	—	16,438.0	116,250.0	39.81%
Mobil Money, LLC(17)	Data processing, hosting and related services.	100% Membership Interest	—%	—	—	2,980.0	2,980.0	1.02%
Newtek Business Lending, LLC(10)	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	100% Membership Interest	—%	—	—	6,063.0	9,063.0	3.10%
Newtek Conventional Lending, LLC(18)	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	50% Membership Interest	—%	—	—	12.5	12.5	—%
Titanium Asset Management, LLC(14)	Administrative and Support Services	Term Loan	10%	Various maturities through March 2021	1,093.9	1,093.9	900.0	0.31%
		100% Membership Interest	—%	—	—	—	—	—%
Excel WebSolutions, LLC(15)	Data processing, hosting and related services.	Term Loan	10%	September 2020	159.2	159.2	—	—%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
MARCH 31, 2019 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
		50% Membership Interest	—	—	$—	$—	$—	— %
Total Controlled Investments					$17,444.1	$75,934.6	$171,293.5	58.66%

Non-Control/Affiliate Investments(21)
EMCAP Loan Holdings, LLC(19)(24)	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	6.04% Membership Interest	—%	—	$—	$1,000.0	$1,000.0	0.34%

Investments in Money Market Funds
UBS Select Treasury Institutional Fund – 2.26% yield					$9.0	$9.0	$9.0	—%

Total Investments					$404,236.2	$463,905.4	$557,657.3	190.97%

____________

^        Denotes investment has been pledged as collateral under the Securitization Trusts.

*        Denotes non-income producing security.

(1)      Newtek values each unguaranteed portion of SBA 7(a) performing loans (“Loan”) using a discounted cash flow analysis which projects future cash flows and incorporates projections for Loan pre-payments and Loan defaults using historical portfolio data. The data predicts future prepayment and default probability on curves which are based on Loan age. The recovery assumption for each Loan is specific to the discounted valuation of the collateral supporting that Loan. Each Loan’s cash flow is discounted at a rate which approximates a market yield. The Loans were originated under the SBA 7(a) program and conform to the underwriting guidelines in effect at their time of origination. Newtek has been awarded Preferred Lender Program (“PLP”) status from the SBA. Portions of these Loans are not guaranteed by the SBA. Individual loan participations can be sold to institutions which have been granted an SBA 750 license. Loans can also be sold as a pool of loans in a security form to qualified investors. Includes 5 loans with a cost basis of $4,615,000 and fair value of $4,405,000 which NSBF owns 100% of the outstanding loan balance that were originated by NSBF, but are no longer deemed SBA 7(a) loans as a result of Newtek repurchasing the guaranteed portions of the loans from the SBA.

(2)      Prime Rate is equal to 5.50% as of March 31, 2019.

(3)      Newtek values non-performing SBA 7(a) loans using a discounted cash flow analysis of the underlying collateral which supports the loan. Net recovery of collateral, (fair value less cost to liquidate) is applied to the discounted cash flow analysis based upon a time to liquidate estimate. Modified loans are valued based upon current payment streams and are re-amortized at the end of the modification period. Includes 3 loans with a cost basis of $6,929,000 and fair value of $3,625,000 which NSBF owns 100% of the outstanding loan balance that were originated by NSBF, but are no longer deemed SBA 7(a) loans as a result of Newtek repurchasing the guaranteed portions of the loans from the SBA.

(4)      Newtek values guaranteed performing SBA 7(a) loans using the secondary SBA 7(a) market as a reference point. Newtek routinely sells performing SBA 7(a) loans into this secondary market. Guaranteed portions of SBA 7(a) loans partially funded as of the valuation date are valued using level two inputs as disclosed in Note 6.

(5)      Controlled Investments are disclosed above as equity investments (except as otherwise noted) in those companies that are “Controlled Investments” of the Company as defined in the Investment Company Act of 1940. A company is deemed to be a “Controlled Investment” of Newtek Business Services Corp. if Newtek Business Services Corp. or its subsidiaries owns more than 25% of the voting securities of such company. See Note 4 in the accompanying notes to the condensed consolidated financial statements for transactions during the three months ended March 31, 2019 with affiliates the Company is deemed to control.

(6)      50% owned by Wilshire Holdings I, Inc. (a subsidiary of Newtek Business Services Corp.), 50% owned by non-affiliate. The term loan is past its original maturity date and currently in default. As such, the fair value of the investment is zero.

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
MARCH 31, 2019 (UNAUDITED)
(In Thousands)

(7)      96.11% owned by Wilshire Partners, LLC (a subsidiary of Newtek Business Services Corp.), 3.89% owned by Newtek Business Services Corp.

(8)      50.15% owned by The Whitestone Group, LLC (a subsidiary of Wilshire Holdings I, Inc., a subsidiary of Newtek Business Services Corp.) and 49.85% owned by Wilshire Holdings 1, Inc. (a subsidiary of Newtek Business Services Corp.).

(9)      25% owned by The Whitestone Group, LLC, (a subsidiary of Wilshire Holdings I, Inc., a subsidiary of Newtek Business Services Corp.), 65% owned by Wilshire Holdings I, Inc. (a subsidiary of Newtek Business Services Corp.), and 10% owned by Exponential Business Development Co., Inc. (a subsidiary of Newtek Business Services Corp.).

(10)    100% owned by Newtek Business Services Holdco 6, Inc. (a subsidiary of Newtek Business Services Corp.

(11)    100% owned by NBSH Holdings, LLC (a subsidiary of Newtek Business Services Holdco 1, Inc., a subsidiary of Newtek Business Services Corp.). Premier was merged with NMS at December 31, 2018.

(12)    100% owned by Newtek LSP Holdco, LLC (a subsidiary of Wilshire Holdings I, Inc. and Newtek Business Services Holdco 5, Inc., both subsidiaries of Newtek Business Services Corp.).

(13)    100% owned by Wilshire Holdings I, Inc. (a subsidiary of Newtek Business Services Corp.).

(14)    50% owned by Exponential Business Development Co., Inc. (a subsidiary of Newtek Business Services Corp.), 47.8% owned by The Whitestone Group, LLC (a subsidiary of Wilshire Holdings I, Inc., a subsidiary of Newtek Business Services Corp.) and 2.2% owned by Wilshire New York Advisers II, LLC (a subsidiary of Newtek Business Services Corp.).

(15)    50% owned by The Whitestone Group, LLC (a subsidiary of Wilshire Holdings I, Inc., a subsidiary of Newtek Business Services Corp.) and 50% owned by non-affiliate.

(16)    100% owned by Newtek Business Services Holdco 2, Inc. (a subsidiary of Newtek Business Services Corp.).

(17)    100% owned by Newtek Business Services Holdco 4, Inc. (a subsidiary of Newtek Business Services Corp.).

(18)    50% owned by Newtek Conventional Lending, Inc. (a subsidiary of Newtek Business Services Corp.).

(19)    6.04% owned by Wilshire Holdings I, Inc. (a subsidiary of Newtek Business Services Corp.).

(20)    Zero cost basis is reflected as the portfolio company was organized by the Company and incurred internal legal costs to organize the entity and immaterial external filing fees which were expensed when incurred.

(21)    All of the Company’s investments are in entities which are organized under the Laws of the United States and have a principal place of business in the United States.

(22)    The fair value of the investment was determined using significant unobservable inputs.

(23)    The Company’s investments generally are acquired in private transactions exempt from registration under the Securities Act and, therefore, generally are subject to limitations on resale, and may be deemed to be “restricted securities” under the Securities Act. However, unless otherwise indicated, such securities may be sold in certain transactions (generally to qualified institutional buyers) and remain exempt from registration.

(24)    Restricted security initially obtained on April 25, 2018.

(25)    Under the Investment Company Act of 1940, as amended, the Company may not acquire any non-qualifying assets unless, at the time the acquisition is made, qualifying assets represent at least 70% of the Company’s total assets. At March 31, 2019, 5.5% of total assets are non-qualifying assets.

As of March 31, 2019, the federal tax cost of investments was $463,905,000 resulting in estimated gross unrealized gains and losses of $139,235,000 and $37,099,000, respectively.

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS
DECEMBER 31, 2018
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Performing SBA Unguaranteed Investments(1)
HDD Solutions, LLC	Heavy and Civil Engineering Construction	Term Loan	Prime plus 2.75%	12/31/2028	$553.8	$553.8	$527.5	0.18%
Romain Tower Inc. David Romaine, Sugar Land Crane and Rigging, LLC	Heavy and Civil Engineering Construction	Term Loan	Prime plus 2.75%	12/31/2028	237.5	237.5	213.1	0.07%
The Chop House Inc.	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/31/2043	557.8	557.8	575.3	0.20%
Galt Insurance Group of Bonita Springs, LLC & Bonita Safety Institute	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	12/28/2043	18.8	18.8	20.6	0.01%
Superior Concepts Acquisition Corp	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	12/28/2028	119.8	119.8	111.4	0.04%
Nix and Nix Funeral Home North Inc,	Personal and Laundry Services	Term Loan	Prime plus 2.75%	12/28/2043	569.5	569.5	610.9	0.21%
Capitol Fitness Shelby Inc.	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	12/28/2028	18.2	18.2	16.8	0.01%
American Rewinding of NC Inc dba MTS	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	12/28/2028	425.0	425.0	396.2	0.14%
Omega Funeral and Cremation Services, LLC	Personal and Laundry Services	Term Loan	Prime plus 2.75%	12/28/2043	342.9	342.9	355.1	0.12%
Superior Concepts Acquisition Corp	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	12/28/2043	509.6	509.6	514.0	0.18%
Insight Vision Care, PC, CRMOD Lubbock, P.C.,Vielm Vision Eyecare Inc	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/27/2043	1,137.8	1,137.8	1,170.1	0.41%
East Breeze LLC dba Historic Springdale Pub and Eatery	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/27/2043	128.3	128.3	136.0	0.05%
Children First Home Health Care Inc	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/27/2028	300.0	300.0	286.9	0.10%
Medworxs Inc.	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	12/27/2028	10.5	10.5	9.4	—%
Green Valley Landscape Management Inc. dba Apopka Mower and Equipment	Administrative and Support Services	Term Loan	Prime plus 2.75%	12/27/2043	463.5	463.5	475.5	0.17%
Fave Realty Inc.	Real Estate	Term Loan	Prime plus 2.75%	12/27/2043	123.5	123.5	135.6	0.05%
Simkar LLC, Neo Lights Holding Inc, Kalco Lighting, LLC	Electrical Equipment, Appliance, and Component Manufacturing	Term Loan	Prime plus 2.75%	12/26/2043	500.0	500.0	549.1	0.19%
Reservations Unlimited LLC	Real Estate	Term Loan	Prime plus 2.75%	12/26/2043	142.3	142.3	151.1	0.05%
BD Branson Victorian LLC dba Branson Victorian Inn	Accommodation	Term Loan	Prime plus 2.75%	12/24/2043	497.0	497.0	533.9	0.19%

See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2018
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Timios Enterprises Corp dba Palm Court	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/24/2043	$707.6	$707.6	$741.7	0.26%
RM Hawkins LLC	Nonstore Retailers	Term Loan	Prime plus 2.75%	12/24/2028	300.0	300.0	281.8	0.10%
LP Industries, Inc and Playground Packages, LLC	Miscellaneous Manufacturing	Term Loan	Prime plus 2.75%	12/21/2028	93.8	93.8	84.0	0.03%
Tri-State Financial Group Inc	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	12/21/2028	37.8	37.8	33.8	0.01%
Royalty Freight Inc	Truck Transportation	Term Loan	Prime plus 2.75%	12/21/2028	97.5	97.5	87.1	0.03%
Fifth Wheel Truck Stop 001, Inc.	Gasoline Stations	Term Loan	Prime plus 2.75%	12/21/2028	105.0	105.0	93.8	0.03%
Siman Trio Trading	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	12/21/2028	150.0	150.0	134.8	0.05%
The Law Office of Jared E. Shapiro, P.A.	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	12/21/2028	11.3	11.3	10.0	—%
Kyle M Walker DDS, PC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/21/2028	112.5	112.5	101.5	0.04%
Diamond Estates LLC	Construction of Buildings	Term Loan	Prime plus 2.75%	12/21/2028	75.0	75.0	67.0	0.02%
Burgess and Dudley, Incorporated	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	12/21/2028	237.5	237.5	220.1	0.08%
D.A.F.S Transport, LLC	Truck Transportation	Term Loan	Prime plus 2.75%	12/21/2028	660.0	660.0	653.7	0.23%
Precision Bytes LLC dba Tower Connect	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	12/21/2028	129.8	129.8	116.6	0.04%
Accel Compression Inc., Accel Workover Services Inc	Rental and Leasing Services	Term Loan	Prime plus 2.75%	6/21/2044	44.5	44.5	48.9	0.02%
Cammarata Associates LLC	Credit Intermediation and Related Activities	Term Loan	Prime plus 2.75%	12/21/2028	75.0	75.0	67.0	0.02%
C&D Trucking & Equipment Service, Inc.	Repair and Maintenance	Term Loan	Prime plus 2.75%	12/21/2028	117.5	117.5	122.2	0.04%
Baseline Health, LLC & Baseline Health Management, LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/21/2028	118.8	118.8	107.9	0.04%
Sesolinc GRP, Inc.	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	12/21/2028	375.0	375.0	355.5	0.12%
ETS Tree Service Inc and Eastern Tree Service, Inc	Administrative and Support Services	Term Loan	Prime plus 2.75%	12/21/2028	230.0	230.0	216.6	0.08%
Local Liberty Inc dba The Wardsboro Country Store	Food and Beverage Stores	Term Loan	Prime plus 2.75%	12/20/2043	155.3	155.3	164.9	0.06%
Yellow Fin Marine Services LLC, K Marine XI, LLC K Marine VIII, LLC	Rental and Leasing Services	Term Loan	Prime plus 2.75%	12/20/2028	662.5	662.5	648.5	0.23%
Graff Excavating, Inc	Heavy and Civil Engineering Construction	Term Loan	Prime plus 2.75%	12/20/2028	195.5	195.5	176.9	0.06%
Flashii App, Inc.	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	12/20/2028	62.5	62.5	63.8	0.02%
See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2018
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Alaska Motor Home Inc	Rental and Leasing Services	Term Loan	Prime plus 2.75%	12/20/2028	$300.0	$300.0	$284.8	0.10%
Hotel Compete, LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	12/20/2028	62.5	62.5	55.8	0.02%
Healthy and Fresco LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/20/2029	25.0	25.0	23.5	0.01%
CK Green Parners, LLC dba Reis and Irvy’s Columbus	Nonstore Retailers	Term Loan	Prime plus 2.75%	3/20/2029	187.5	187.5	179.3	0.06%
Darian L Hampton DDS PA and Darian L. Hampton	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/20/2028	300.0	300.0	269.8	0.09%
Roots N Shoots, LLC & Yardplus LLC	Administrative and Support Services	Term Loan	Prime plus 2.75%	12/20/2028	68.0	68.0	61.7	0.02%
Cedric Construction Inc.	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	12/20/2028	100.0	100.0	104.0	0.04%
Accent Comfort Services, Inc	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	12/19/2028	68.8	68.8	61.8	0.02%
Marlin Lighting LLC	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	12/19/2028	101.8	101.8	90.9	0.03%
Sheldon T Banks and Sheldon T Banks LLC dba Serenity Funeral Chapel ll	Personal and Laundry Services	Term Loan	Prime plus 2.75%	9/19/2044	28.9	28.9	31.7	0.01%
Always Goldie’s Florist	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	12/19/2028	11.7	11.7	10.6	—%
The Cromer Company	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	12/19/2028	500.0	500.0	448.0	0.16%
JejoJesi Corp dba Dukunoo Jamaican Kitchen, Dunkunoo	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/19/2029	42.1	42.1	41.4	0.01%
^Mediterranean Tastes Inc dba Mediterranean Tastes Since 1974	Food and Beverage Stores	Term Loan	Prime plus 2.75%	12/14/2028	15.8	15.8	14.1	—%
^Peanut Butter & Co., Inc.	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	12/14/2028	250.0	250.0	223.3	0.08%
^Alpha Landscape Contractors, Inc	Administrative and Support Services	Term Loan	Prime plus 2.75%	1/14/2029	334.0	334.0	311.6	0.11%
^YBL Restaurant Group LLC dba Tropisueno	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/14/2029	377.0	377.0	339.6	0.12%
^Cordoba Foods LLC, Multi Logistics Network Inc, Karina Mena	Food Manufacturing	Term Loan	Prime plus 2.75%	12/14/2028	317.5	317.5	294.8	0.10%
^Alpha Omega Trucking LLC	Truck Transportation	Term Loan	Prime plus 2.75%	12/14/2028	70.0	70.0	72.8	0.03%
^Healthy Human, LLC	Nonstore Retailers	Term Loan	Prime plus 2.75%	12/14/2028	125.0	125.0	111.7	0.04%
^Aero Consulting and Engineering Inc	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	12/14/2028	15.0	15.0	13.4	—%
^L&M Services, LLC	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	12/14/2043	200.0	200.0	209.2	0.07%
^Redskin Cafe Inc. dba Goodfellas Wine & Spirits, Redskin Cafe Inc.	Food and Beverage Stores	Term Loan	Prime plus 2.75%	12/14/2043	245.8	245.8	266.9	0.09%

See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2018
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Ventures TBD LLC dba The Bottle Tree	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/14/2043	$98.8	$98.8	$101.6	0.04%
^Fitness Orlando LLC & Fitness Orlando Oviedo, LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	12/14/2028	275.0	275.0	254.6	0.09%
^Stony Creek Wellness Group, LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/14/2043	98.8	98.8	105.0	0.04%
Sound Contracting LLC	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	12/14/2043	197.0	197.0	200.3	0.07%
Sound Contracting LLC	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	12/14/2028	41.8	41.8	39.4	0.01%
^OC Helicopters LLC	Air Transportation	Term Loan	Prime plus 2.75%	12/13/2028	25.0	25.0	26.0	0.01%
^The Miller Center for Esthetic Excellence	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/13/2043	387.5	387.5	383.0	0.13%
^Plan B Burger LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	1/13/2029	1,050.0	1,050.0	976.2	0.34%
^Burton Realty Co., Inc dba Anchor Realty, Northeast	Real Estate	Term Loan	Prime plus 2.75%	12/13/2028	303.0	303.0	270.7	0.09%
^Tapia Auto Care, LLC dba Shoreline Quick LUbe and Car Wash	Repair and Maintenance	Term Loan	Prime plus 2.75%	12/13/2043	977.5	977.5	1,000.2	0.35%
D for Dream LLC dba Blow Dry Bar Inc	Personal and Laundry Services	Term Loan	Prime plus 2.75%	5/13/2029	24.4	24.4	21.9	0.01%
^All About Kids and Families Mediical Center, Inc.	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	1/13/2029	368.8	368.8	363.2	0.13%
^United States Plastic Equipment LLC	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	12/13/2028	142.5	142.5	127.3	0.04%
Anglin Cultured Stone Products LLC dba Anglin Construction	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	1/12/2029	62.5	62.5	63.6	0.02%
^Tier1 Solutions LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	1/12/2029	10.2	10.2	9.1	—%
^Mateo Enterprise Inc dba El Milagro Market	Food and Beverage Stores	Term Loan	Prime plus 2.75%	12/12/2043	120.0	120.0	123.5	0.04%
^Behind The Scenes Chicago, LLC dba Paramount Events	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	1/12/2029	256.3	256.3	251.3	0.09%
^Ashwood Food Services Inc. dba Jake Rooney’s	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/12/2043	215.0	215.0	230.7	0.08%
Airstrike Firefighters LLC	Support Activities for Agriculture and Forestry	Term Loan	Prime plus 2.75%	12/12/2028	1,250.0	1,250.0	1,196.7	0.42%
^Mateo Enterprise Inc dba El Milagro Market	Food and Beverage Stores	Term Loan	Prime plus 2.75%	1/12/2029	60.0	60.0	53.7	0.02%
^Ashwood Food Services, Incorporated dba Jake Rooney’s	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	1/12/2029	67.5	67.5	62.9	0.02%
^Oregon Medical Training Private Career School Inc.	Educational Services	Term Loan	Prime plus 2.75%	1/11/2029	40.0	40.0	35.8	0.01%

See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2018
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^TFE Resources, LTD	Utilities	Term Loan	Prime plus 2.75%	1/11/2029	$597.5	$597.5	$548.6	0.19%
^B&B Bodega of Delray LLC	Food and Beverage Stores	Term Loan	Prime plus 2.75%	1/11/2029	19.5	19.5	17.5	0.01%
White Wilson & Associates LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	12/11/2043	42.5	42.5	43.7	0.02%
^EMES Supply, LLC	General Merchandise Stores	Term Loan	Prime plus 2.75%	1/11/2029	125.0	125.0	114.0	0.04%
^Googlyoogly, LLC dba Bi-Rite Supermarket	Food and Beverage Stores	Term Loan	Prime plus 2.75%	12/11/2043	203.0	203.0	209.0	0.07%
^Hilltop Wine Shop, Inc dba Graceland Party	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/11/2043	128.0	128.0	133.7	0.05%
^The Duck’s Nuts Inc dba Pet Place Market	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	1/11/2029	43.3	43.3	40.9	0.01%
^Team Henry, LLC dba Kelly Automotive of Deltona	Repair and Maintenance	Term Loan	Prime plus 2.75%	12/10/2043	391.3	391.3	401.5	0.14%
^ZLM Services LLC	Administrative and Support Services	Term Loan	Prime plus 2.75%	1/10/2029	40.0	40.0	35.8	0.01%
^Shining Star Kids, Inc. dba Brain Balance	Educational Services	Term Loan	Prime plus 2.75%	1/7/2029	87.5	87.5	78.7	0.03%
^Food Service Industry Consultants Inc.	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	1/7/2029	71.5	71.5	64.2	0.02%
^Metro R Services Inc. and Metal & Roof Supplies Inc.	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	1/6/2029	207.5	207.5	216.0	0.08%
^CET Inc	Truck Transportation	Term Loan	Prime plus 2.75%	1/6/2029	1,250.0	1,250.0	1,154.7	0.40%
^3SIXO Motorsports LLC dba 3SIXO Motorsports Shop	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	1/6/2029	98.3	98.3	88.2	0.03%
^Consulting Solutions, Inc and Mark Luciani	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	1/5/2029	57.5	57.5	51.4	0.02%
^Little West LLC, 340 Group LLC, Retail West LLc, Andrew W Walker	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	1/5/2029	87.5	87.5	79.0	0.03%
^Unique Home Solutions Inc. and Unique Home Solutions of Ohio	Construction of Buildings	Term Loan	Prime plus 2.75%	1/5/2029	250.0	250.0	260.3	0.09%
^Levine Daycare Inc dba Kids R Kids	Social Assistance	Term Loan	Prime plus 2.75%	1/5/2029	270.0	270.0	252.9	0.09%
^Jay Carlton’s, LLC dba Jay Birds Rotisserie & Grill	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	1/4/2029	39.0	39.0	37.0	0.01%
^Access Staffing, LLC	Administrative and Support Services	Term Loan	Prime plus 2.75%	1/4/2029	194.3	194.3	173.7	0.06%
^The Altitude Group LLC	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	1/4/2029	150.0	150.0	134.7	0.05%
^York Concrete Corp	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	12/3/2043	200.0	200.0	217.1	0.08%
^Swantown Inn and Spa, LLC	Accommodation	Term Loan	Prime plus 2.75%	1/3/2029	13.5	13.5	14.1	—%

See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2018
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Tammy’s Place LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	1/30/2044	$436.8	$436.8	$476.1	0.17%
^Microplex Co, Third Market LLC	Food and Beverage Stores	Term Loan	Prime plus 2.75%	12/30/2028	165.0	165.0	147.4	0.05%
^Hernando Beach Motel LLC, The Purple Cow House o APancake A Inc.	Accommodation	Term Loan	Prime plus 2.75%	11/30/2043	225.0	225.0	247.1	0.09%
^Cabrera’s Auto Services LLC	Repair and Maintenance	Term Loan	Prime plus 2.75%	11/30/2043	81.0	81.0	85.5	0.03%
^Water Station Holdings LLC	Nonstore Retailers	Term Loan	Prime plus 2.75%	12/30/2028	693.3	693.3	662.9	0.23%
^Luxury Furniture, Inc.dba Venicasa & Luxe Home Interiors	Furniture and Home Furnishings Stores	Term Loan	Prime plus 2.75%	12/30/2028	125.0	125.0	123.5	0.04%
^Albert M Quashie, DDS, PC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/29/2028	87.5	87.5	83.8	0.03%
^JJB Production LLC	Administrative and Support Services	Term Loan	Prime plus 2.75%	12/29/2028	7.4	7.4	6.6	—%
^Albert M. Quashie, DDS, PC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	11/29/2043	65.0	65.0	67.4	0.02%
^Bike Slug Holdings Inc	Repair and Maintenance	Term Loan	Prime plus 2.75%	12/28/2028	9.0	9.0	8.0	—%
^Extreme Granite Corp	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	12/28/2043	187.5	187.5	202.2	0.07%
^True Love Christian Academy LLC	Social Assistance	Term Loan	Prime plus 2.75%	12/28/2043	42.0	42.0	45.4	0.02%
^Recovery Boot Camp, LLC, Rule 62, Inc. and Healing Properties, LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/28/2028	123.8	123.8	111.1	0.04%
^Level Up Gaming, Inc	Sporting Goods, Hobby, Musical Instrument, and Book Stores	Term Loan	Prime plus 2.75%	11/28/2043	90.0	90.0	91.4	0.03%
^Sky Wonder Pyrotechnics, LLC dba Sky Wonder Fire and Safety Gear Up	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	11/28/2043	431.3	431.3	473.6	0.16%
^BEK Holdings LLC, Veseli Fine Art Galleries, LLC, Trusted.com LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	12/21/2028	1,250.0	1,250.0	1,278.9	0.44%
Thames Aquatic Club, LLC	Educational Services	Term Loan	Prime plus 2.75%	7/21/2029	18.5	18.5	19.3	0.01%
^Best Global Alternative North, LLC	Furniture and Home Furnishings Stores	Term Loan	Prime plus 2.75%	12/21/2028	87.5	87.5	78.2	0.03%
^M.A.W. Enterprises LLC dbaY-Not Pizza	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/21/2028	22.5	22.5	21.1	0.01%
^Commonwealth Warehouse Inc	Warehousing and Storage	Term Loan	Prime plus 2.75%	12/20/2028	450.0	450.0	426.0	0.15%
^On Call Electrical of Georgia LLC	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	12/20/2043	666.9	666.9	689.5	0.24%
^K & A Automotive Inc	Gasoline Stations	Term Loan	Prime plus 2.75%	11/19/2043	122.0	122.0	131.0	0.05%

See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2018
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^High Desert Transport, Inc.	Truck Transportation	Term Loan	Prime plus 2.75%	12/19/2028	$76.0	$76.0	$70.0	0.02%
^Cali Fit Meals	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/16/2028	62.5	62.5	56.0	0.02%
^Cocomo Joe’s LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/16/2028	1.7	1.7	1.6	—%
^Saunders Management LLC dba Northern Light Espresso Bar and Cafe	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/16/2028	40.5	40.5	42.1	0.01%
Beau & HB Inc dba Beau’s Billiard, Bowling & Arcade	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	3/16/2029	6.9	6.9	7.2	—%
^Sektor Salutions Inc.	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	11/16/2028	158.0	158.0	141.2	0.05%
^Beau & HB Inc dba Beau’s Billard, Bowling & Arcade	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	12/16/2043	70.0	70.0	73.1	0.03%
^Allegro Assisted Living Services of Texas LLC	Nursing and Residential Care Facilities	Term Loan	Prime plus 2.75%	11/15/2043	95.0	95.0	104.3	0.04%
^GEM2K, LLC	Nonmetallic Mineral Product Manufacturing	Term Loan	Prime plus 2.75%	12/15/2043	381.3	381.3	398.3	0.14%
^Schafer Fisheries Inc.	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	11/14/2028	50.0	50.0	52.0	0.02%
^US Dedicated LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	12/9/2028	420.0	420.0	381.1	0.13%
^Jinwoo Sushi Inc	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/9/2028	22.3	22.3	23.1	0.01%
^Salon Femi LLC	Personal and Laundry Services	Term Loan	Prime plus 2.75%	12/9/2028	7.5	7.5	7.2	—%
^McNeill Stokes	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	12/8/2028	6.8	6.8	6.0	—%
Vancole Investments, Inc. dba Smoothie King #913	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	5/7/2044	229.3	229.3	249.3	0.09%
^JN Thompson Ent, Inc.	Construction of Buildings	Term Loan	Prime plus 2.75%	12/7/2028	394.5	394.5	363.4	0.13%
JP Dhillon’s Foods LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/1/2029	25.8	25.8	24.6	0.01%
^Peter Thomas Roth Labs LLC and June Jacobs Labs, LLC	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	12/1/2028	325.0	325.0	290.3	0.10%
^Modutech Marine Inc	Transportation Equipment Manufacturing	Term Loan	Prime plus 2.75%	12/1/2028	375.0	375.0	390.0	0.14%
^Steele Security, LLC dba Signal 88 Security of San Antonio	Administrative and Support Services	Term Loan	Prime plus 2.75%	10/31/2028	110.6	110.6	99.9	0.03%
^Abington Caregivers, LLC	Social Assistance	Term Loan	Prime plus 2.75%	11/30/2043	124.9	124.9	132.0	0.05%

See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2018
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Organic Juice Bar Wexford LLC dba The OJB “The Organic Juice Bar”	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	1/30/2029	$81.3	$81.3	$73.9	0.03%
^C.A.T.I. Armor, LLC	Apparel Manufacturing	Term Loan	Prime plus 2.75%	10/30/2043	210.0	210.0	217.8	0.08%
UK, LLC dba Pita Pit	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	1/30/2029	32.4	32.4	30.3	0.01%
^JAL Group, Inc. dba Brainy Boulevard Daycare	Social Assistance	Term Loan	Prime plus 2.75%	10/29/2028	56.8	56.8	51.4	0.02%
^Ohio Gold & Pawn LLC, Our New Building LLC and Corey Fischer	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	10/26/2028	146.0	146.0	151.8	0.05%
^The Face Place, LLC dba Classic Aesthetics	Personal and Laundry Services	Term Loan	Prime plus 2.75%	10/25/2028	10.0	10.0	9.0	—%
^Reliant Trucking Inc.	Truck Transportation	Term Loan	Prime plus 2.75%	10/25/2028	132.3	132.3	124.1	0.04%
^Bellas Sports Pub, Inc dba Brewmasters Tavern	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	10/24/2043	69.7	69.7	75.8	0.03%
^Shovels and Whiskey LLC	Motion Picture and Sound Recording Industries	Term Loan	Prime plus 2.75%	10/16/2043	76.4	76.4	81.9	0.03%
Hackstaff Restaurants LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	1/15/2029	57.5	57.5	53.6	0.02%
^TA Coleman, LLC dba Tom’s Truck Shop	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	10/12/2028	5.8	5.8	5.6	—%
^Cater To You Agency, LLC, dba Cater To You	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	10/11/2043	22.5	22.5	23.4	0.01%
^Faydon, Inc	Nursing and Residential Care Facilities	Term Loan	Prime plus 2.75%	10/10/2028	74.6	74.6	76.5	0.03%
^MB Click It Photography, LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	10/10/2043	38.2	38.2	40.7	0.01%
^Wellfleet Consulting Inc.	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	10/9/2028	14.9	14.9	13.3	—%
^Apps Inc and Market Share Inc.	Telecommunications	Term Loan	Prime plus 2.75%	10/5/2028	94.5	94.5	84.4	0.03%
^Moore Care LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	10/4/2028	51.7	51.7	46.2	0.02%
^SwabCo Inc.	Support Activities for Mining	Term Loan	Prime plus 2.75%	9/28/2043	946.7	946.7	988.9	0.34%
^A-1 Van Sevices, Inc.	Transit and Ground Passenger Transportation	Term Loan	Prime plus 2.75%	9/28/2028	105.1	105.1	102.7	0.04%
^La Venezia Corporation dba La Venezia Ballroom & Robertos Lounge	Food and Beverage Stores	Term Loan	Prime plus 2.75%	9/28/2043	330.5	330.5	350.1	0.12%
^Burd Brothers Inc.	Truck Transportation	Term Loan	Prime plus 2.75%	9/28/2028	534.0	534.0	513.1	0.18%
See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2018
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Mellow Sweets, Inc dba Jaafer Sweets & Marwan Hamdan	Food Manufacturing	Term Loan	Prime plus 2.75%	9/28/2028	$55.5	$55.5	$49.8	0.02%
^Throop Family Holdings, Inc	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	9/28/2043	643.5	643.5	665.9	0.23%
^JAM Media Solutions LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	9/28/2028	887.5	887.5	813.2	0.28%
^Rami Technology USA, LLC	Computer and Electronic Product Manufacturing	Term Loan	Prime plus 2.75%	9/28/2028	178.4	178.4	160.6	0.06%
^Quality Electric & Data	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	9/27/2028	98.9	98.9	95.3	0.03%
Blue Seven, LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	1/27/2029	49.8	49.8	46.4	0.02%
^Catherine Brandon, PSY.D., Inc dba Kenneth A Deluca, PH.D., & Associates	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	9/27/2028	117.4	117.4	105.3	0.04%
^TFR Transit Inc, The Free Ride Inc, South Florida Free Ride Inc.,Tag-A	Transit and Ground Passenger Transportation	Term Loan	Prime plus 2.75%	9/27/2028	123.6	123.6	117.3	0.04%
^Blackwater Diving, LLC	Support Activities for Mining	Term Loan	Prime plus 2.75%	9/27/2028	791.1	791.1	723.2	0.25%
^Barricade Holding LLC and Action Barricade Company, LLC	Rental and Leasing Services	Term Loan	Prime plus 2.75%	9/27/2043	177.3	177.3	180.7	0.06%
^LG Law Center, Inc	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	9/27/2028	14.8	14.8	13.6	—%
^Quality Electric & Data Inc.	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	9/27/2043	129.7	129.7	132.6	0.05%
^Zeeba Company, Inc dba Zeeba Rent-A-Van & 5 Star Rent- A-Van	Transit and Ground Passenger Transportation	Term Loan	Prime plus 2.75%	9/27/2028	685.8	685.8	660.2	0.23%
^Action Barricade Company, LLC and Barricade Holding LLC	Rental and Leasing Services	Term Loan	Prime plus 2.75%	9/27/2028	333.4	333.4	320.3	0.11%
^Dentistry By Design, P.C	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	9/26/2028	14.8	14.8	13.6	—%
^US Shipping Trans Inc, Esteem Trucking Inc	Truck Transportation	Term Loan	Prime plus 2.75%	9/26/2028	822.9	822.9	809.0	0.28%
^Ace Auto Recovery, Inc.	Administrative and Support Services	Term Loan	Prime plus 2.75%	9/26/2043	159.6	159.6	168.9	0.06%
^Above and Beyond Preschool LLC	Social Assistance	Term Loan	Prime plus 2.75%	9/26/2043	551.3	551.3	587.4	0.20%
^Anglin Cultured Stone Products LLC dba Anglin Construction	Construction of Buildings	Term Loan	Prime plus 2.75%	9/26/2028	98.9	98.9	93.3	0.03%
^LTS School, Inc.	Educational Services	Term Loan	Prime plus 2.75%	9/26/2043	101.0	101.0	110.9	0.04%
^Akron Biotechnology, LLC	Chemical Manufacturing	Term Loan	Prime plus 2.75%	9/25/2028	494.5	494.5	492.7	0.17%
^Bhatti LLC, Bhatti 3 LLC, dba Auntie Annes	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/25/2028	123.6	123.6	113.8	0.04%

See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2018
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Steadfast Support Services, LLC	Nursing and Residential Care Facilities	Term Loan	Prime plus 2.75%	9/25/2028	$11.9	$11.9	$10.6	—%
^Newsome Mobile Notary LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	9/25/2028	5.2	5.2	4.6	—%
^Alania Import & Export, Inc.	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	9/24/2028	11.1	11.1	10.1	—%
^Phillip Ramos Upholstery Inc.	Repair and Maintenance	Term Loan	Prime plus 2.75%	9/24/2028	15.3	15.3	13.6	—%
^D & D Optics Inc dba Sterling Optical	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/21/2028	53.0	53.0	48.1	0.02%
^The Garden Club, LLC	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	9/21/2028	6.5	6.5	5.8	—%
^DC Lofty, LLC,	Accommodation	Term Loan	Prime plus 2.75%	9/21/2028	22.3	22.3	20.1	0.01%
^MillClem Corporation & Monticello Corporation	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	9/21/2043	330.8	330.8	363.1	0.13%
^Southern Services and Equipment, Inc	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	9/21/2028	424.3	424.3	406.5	0.14%
^Southern Services and Equipment, Inc.	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	9/21/2043	209.8	209.8	213.2	0.07%
^Sommer Auto Sales, Inc	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	9/20/2028	340.6	340.6	351.8	0.12%
^Somerled Investments, LLC dba Mak’s Place LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/20/2028	193.3	193.3	172.6	0.06%
^Tables and Bars Services, Inc and Tables and Bars Rentals, LLC	Administrative and Support Services	Term Loan	Prime plus 2.75%	9/20/2028	17.8	17.8	16.8	0.01%
^M&P RV LLC dba M&P RV	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	9/19/2043	112.2	112.2	122.2	0.04%
^C3 Capital, Inc	Nonstore Retailers	Term Loan	Prime plus 2.75%	9/19/2028	667.8	667.8	647.5	0.23%
^Dash Point Distributing LLC, Dash Point Logistics LLC and Sara Consal	Truck Transportation	Term Loan	Prime plus 2.75%	9/19/2028	455.4	455.4	406.4	0.14%
^MB Xpress Inc	Truck Transportation	Term Loan	Prime plus 2.75%	9/19/2028	1,193.2	1,193.2	1,121.1	0.39%
^Watearth Inc	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	9/19/2028	22.3	22.3	19.9	0.01%
^Super Station Inc	Gasoline Stations	Term Loan	Prime plus 2.75%	9/19/2043	209.0	209.0	229.4	0.08%
^Lewis River Golf Course, Inc.	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	9/19/2043	498.9	498.9	547.5	0.19%
^E & G Enterprises LLC dba Comfort Keepers	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	9/18/2028	5.9	5.9	5.3	—%
^DB Talak LLC	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	9/18/2043	151.7	151.7	158.5	0.06%
^Culmination Motorsports, Inc.	Repair and Maintenance	Term Loan	Prime plus 2.75%	9/17/2043	558.2	558.2	607.8	0.21%

See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2018
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Glendale Grill Inc, Roddy Cameron, Jr & John K Symasko	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/17/2043	$174.6	$174.6	$183.4	0.06%
^Pastel de Feira LLC dba Original Pastel De Feira	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/17/2028	6.0	6.0	5.7	—%
^Baby’s on Broadway LLC	Furniture and Home Furnishings Stores	Term Loan	Prime plus 2.75%	9/14/2028	49.4	49.4	46.9	0.02%
^J & C Garcia LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	9/14/2028	73.2	73.2	66.6	0.02%
^Innovim LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	9/14/2028	123.6	123.6	110.3	0.04%
^LJS Electric, Inc	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	9/14/2028	447.5	447.5	458.4	0.16%
^Rihahn Inc. dba RDBL, Inc	Forestry and Logging	Term Loan	Prime plus 2.75%	9/14/2028	134.7	134.7	127.2	0.04%
^QBS, LLC dba Sterling Optical Exton	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	9/14/2028	80.3	80.3	72.3	0.03%
^L&M Equipment, Inc	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	9/14/2043	1,247.2	1,247.2	1,320.3	0.46%
^Underground Productions LLC dba 31 Escape	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	9/13/2043	98.5	98.5	108.1	0.04%
^Peter K Lee MD, PC dba Atlanta Primary Care	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	9/13/2043	860.6	860.6	944.5	0.33%
TPE Midstream LLC, Dasahm Company, S & S Ventures LLC and TPE Supply	Heavy and Civil Engineering Construction	Term Loan	Prime plus 2.75%	9/13/2028	261.1	261.1	248.6	0.09%
^Brewster Marketplace Pharmacy & Hardware, LLC	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	9/13/2028	86.5	86.5	77.2	0.03%
^Peter K Lee MD, PC dba Atlanta Primary Care LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	9/13/2028	383.2	383.2	398.0	0.14%
^Innovative Network Solutions Inc	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	9/13/2028	123.6	123.6	113.1	0.04%
^Perry Olson Insurance Agency Inc. dba State Farm Insurance	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	9/12/2028	14.8	14.8	13.3	—%
^Rancho Paving, Inc	Repair and Maintenance	Term Loan	Prime plus 2.75%	9/10/2028	185.4	185.4	183.3	0.06%
^Pelican Executives Suites, LLC	Administrative and Support Services	Term Loan	Prime plus 2.75%	9/7/2028	314.2	314.2	280.3	0.10%
^NY Tent, LLC dba Tent Company of New York LLC, NY Tent Parent LLC	Rental and Leasing Services	Term Loan	Prime plus 2.75%	9/7/2028	318.4	318.4	304.8	0.11%
^MurlinComputerCompany LLC dba Murlin Computer	Repair and Maintenance	Term Loan	Prime plus 2.75%	9/7/2028	15.4	15.4	14.1	—%
^Dr. G’s Urgent Care LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	9/7/2028	22.3	22.3	19.9	0.01%
^Pool Guard of LA	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	9/7/2028	22.3	22.3	20.0	0.01%

See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2018
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Amaka Consulting LLC dba Donut Minis	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/7/2028	$52.0	$52.0	$48.1	0.02%
^Asheville Spine and Nerve Institute PC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	9/7/2043	91.0	91.0	98.9	0.03%
^Trolley Express Philly, Inc dba Shuttlebee & Honeybee Transportation LLC	Support Activities for Transportation	Term Loan	Prime plus 2.75%	9/6/2028	12.6	12.6	11.7	—%
^Extreme Auto Repair, Inc dba 1st Class Towing	Repair and Maintenance	Term Loan	Prime plus 2.75%	9/6/2028	107.5	107.5	111.7	0.04%
^Living Centers Inc. dba Veranda House Senior Living	Nursing and Residential Care Facilities	Term Loan	Prime plus 2.75%	8/31/2043	420.3	420.3	461.3	0.16%
National Stone LTD and NSI Group Inc	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	8/31/2044	193.2	193.2	211.6	0.07%
^LACCRB LLC dba PostNet	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	11/30/2028	14.9	14.9	13.5	—%
^XL Soccer World Orlando. LLC, XL Soccer World Saco LLC, XL Sports World	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	8/30/2043	448.4	448.4	492.1	0.17%
^Stat Constructor L.P	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	8/30/2028	102.3	102.3	106.2	0.04%
^Extreme Engineering, Inc.	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	8/29/2028	122.9	122.9	110.4	0.04%
^Greenfield Hill Wines & Spirits, LLC	Food and Beverage Stores	Term Loan	Prime plus 2.75%	8/29/2028	90.5	90.5	81.4	0.03%
^ARVAmethod LLC	Personal and Laundry Services	Term Loan	Prime plus 2.75%	8/29/2028	2.4	2.4	2.1	—%
^Kotyark LLC dba Gibsonton Motel	Accommodation	Term Loan	Prime plus 2.75%	8/29/2043	82.2	82.2	90.2	0.03%
^Graphish Studio, Inc.	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	8/28/2028	7.4	7.4	6.6	—%
^JFK Transportation Inc	Transit and Ground Passenger Transportation	Term Loan	Prime plus 2.75%	8/28/2028	159.4	159.4	144.5	0.05%
^Atlas Geo-Constructors LLC	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	8/24/2028	73.7	73.7	73.4	0.03%
^Finn & Emma LLC	Clothing and Clothing Accessories Stores	Term Loan	Prime plus 2.75%	8/24/2028	122.9	122.9	109.6	0.04%
^Montana Life Group, LLC	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	8/24/2028	7.4	7.4	6.6	—%
^Wearware Inc dba FlyWire Cameras	Computer and Electronic Product Manufacturing	Term Loan	Prime plus 2.75%	8/24/2028	22.1	22.1	20.1	0.01%
^Evans and Paul LLC, Evans & Paul Unlimited Corp	Miscellaneous Manufacturing	Term Loan	Prime plus 2.75%	8/24/2028	86.2	86.2	78.9	0.03%
^Zash LLC dba Papa Murphy’s Take ‘N’ Bake Pizza	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	8/23/2028	41.5	41.5	38.9	0.01%
^Buffalo Biodiesel Inc.	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	8/21/2028	1,228.9	1,228.9	1,218.3	0.42%

See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2018
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Ginekis Enterprises, Inc dba Locanda Veneta	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	8/20/2028	$86.0	$86.0	$77.1	0.03%
^Wilkie J. Stadeker DDS	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	8/17/2028	41.8	41.8	37.3	0.01%
Geo Tek Alaska, Inc	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	2/17/2044	56.8	56.8	62.4	0.02%
^ATI Jet, Inc.	Air Transportation	Term Loan	Prime plus 2.75%	8/16/2028	211.6	211.6	203.6	0.07%
^Lewins Law, P.C.	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	8/16/2028	17.7	17.7	15.8	0.01%
^GS Bath Inc	Truck Transportation	Term Loan	Prime plus 2.75%	8/15/2028	565.3	565.3	560.3	0.19%
^Pamletics LLC dba F45	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	11/14/2028	42.9	42.9	40.0	0.01%
^Conference Services International ETC LLC	Administrative and Support Services	Term Loan	Prime plus 2.75%	8/14/2028	617.2	617.2	588.4	0.20%
^L.A. Insurance Agency GA 10 LLC	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	8/10/2028	11.1	11.1	9.9	—%
^Crystal Shores Inc. dba Shorewood Laundromat	Personal and Laundry Services	Term Loan	Prime plus 2.75%	8/9/2028	22.0	22.0	20.3	0.01%
^David D. Sullivan dba DMS Construction	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	8/9/2028	13.3	13.3	11.8	—%
^Palanuk & Associates, Inc.dba Wolfpk	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	8/8/2028	100.8	100.8	90.6	0.03%
^Red Tail Management, Inc dba Jon Smith Subs	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	8/8/2028	49.2	49.2	46.2	0.02%
^CJNR, LLC	Accommodation	Term Loan	Prime plus 2.75%	8/7/2043	121.3	121.3	133.2	0.05%
^Mercedes Cab Company, Inc	Transit and Ground Passenger Transportation	Term Loan	Prime plus 2.75%	8/7/2028	127.8	127.8	117.3	0.04%
^Ron’s Pool and Spa Services LLC	Personal and Laundry Services	Term Loan	Prime plus 2.75%	8/3/2028	3.7	3.7	3.3	—%
^20th Century Lanes, Inc dba West Seattle Bowl	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	8/3/2028	110.6	110.6	108.5	0.04%
^Alma Jacobsen,ODD Family Eye Care & Contact Lens LLC	Health and Personal Care Stores	Term Loan	Prime plus 2.75%	8/3/2028	59.0	59.0	53.3	0.02%
^Millwork Unlimited, Incorporated	Wholesale Electronic Markets and Agents and Brokers	Term Loan	Prime plus 2.75%	8/2/2028	7.4	7.4	6.6	—%
^Accel Compression Inc., Accel Workover Services Inc.	Rental and Leasing Services	Term Loan	Prime plus 2.75%	8/1/2028	455.0	455.0	443.0	0.15%
^Samy Optical LLC dba Site for Sore Eyes	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	8/1/2028	115.3	115.3	102.9	0.04%
^Accel Compression Inc., Accel Workover Services, Inc	Rental and Leasing Services	Term Loan	Prime plus 2.75%	8/1/2043	310.2	310.2	319.9	0.11%
See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2018
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Nichols Stephens Funeral & Cremation Services Ltd	Personal and Laundry Services	Term Loan	Prime plus 2.75%	11/30/2043	$107.4	$107.4	$117.6	0.04%
^CSL Services Inc	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	7/27/2028	535.2	535.2	503.0	0.17%
^Sandlot Sports Inc dba Play it Again Sports	Sporting Goods, Hobby, Musical Instrument, and Book Stores	Term Loan	Prime plus 2.75%	7/26/2028	18.3	18.3	16.3	0.01%
^Summitsoft Corporation	Publishing Industries (except Internet)	Term Loan	Prime plus 2.75%	7/26/2028	240.6	240.6	215.1	0.07%
^Nunez Enterprises Corporation dba La Casa	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	7/26/2028	8.1	8.1	7.2	—%
^Relevant Elephant, LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	7/25/2028	8.8	8.8	7.8	—%
^Fitness Central, Inc dba Fitness Central	Sporting Goods, Hobby, Musical Instrument, and Book Stores	Term Loan	Prime plus 2.75%	7/25/2028	61.1	61.1	55.5	0.02%
^HAVL Enterprises Inc dba FedEx	Couriers and Messengers	Term Loan	Prime plus 2.75%	7/24/2028	78.2	78.2	78.1	0.03%
^Florida Apnea Diagnostics, LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	7/24/2028	20.8	20.8	18.5	0.01%
^Top Shelf Towing and Road Service, LLC	Support Activities for Transportation	Term Loan	Prime plus 2.75%	7/24/2028	13.2	13.2	11.8	—%
^TR Nails, LLC dba Simple Nails	Personal and Laundry Services	Term Loan	Prime plus 2.75%	7/20/2028	61.5	61.5	54.9	0.02%
^Elephant’s Trunk of Westchester, LTD	Clothing and Clothing Accessories Stores	Term Loan	Prime plus 2.75%	7/17/2028	38.9	38.9	40.4	0.01%
^674 Club LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	7/17/2043	260.6	260.6	286.0	0.10%
^ZA Trucking LLC	Truck Transportation	Term Loan	Prime plus 2.75%	7/17/2028	10.0	10.0	9.6	—%
^Mother’s Cantina LLC dba Mother’s Cantina	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	7/13/2028	67.2	67.2	60.9	0.02%
^Smart-tel Communications LLC	Administrative and Support Services	Term Loan	Prime plus 2.75%	7/13/2028	22.0	22.0	22.7	0.01%
^HQTRONICS LLC	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	7/13/2028	61.1	61.1	54.5	0.02%
^Smoove Move Productions, LLC dba Smoove Move Productions	Motion Picture and Sound Recording Industries	Term Loan	Prime plus 2.75%	7/12/2028	10.5	10.5	10.9	—%
^Talent Logistix, LLC, Pinpoint Staffing LLC & ITC 2.0 LLC	Administrative and Support Services	Term Loan	Prime plus 2.75%	7/3/2028	61.1	61.1	56.2	0.02%
^H.M.C, Incorporated	Furniture and Related Product Manufacturing	Term Loan	Prime plus 2.75%	7/3/2028	188.1	188.1	169.5	0.06%
^Deal to Win Inc	Nonstore Retailers	Term Loan	Prime plus 2.75%	7/3/2028	122.2	122.2	109.0	0.04%
^Vital Inspection Professionals, Inc. dba VIP	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	7/3/2028	304.2	304.2	294.9	0.10%

See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2018
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^US Cargo Express, LLC	Support Activities for Transportation	Term Loan	Prime plus 2.75%	7/2/2043	$88.1	$88.1	$96.7	0.03%
^M J Losito Electrical Contractor’s, Inc	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	6/29/2028	57.1	57.1	51.2	0.02%
Bio-Haz Solutions, Inc.	Waste Management and Remediation Services	Term Loan	Prime plus 2.75%	6/29/2043	302.1	302.1	300.5	0.10%
Bio-Haz Solutions, Inc	Waste Management and Remediation Services	Term Loan	Prime plus 2.75%	1/29/2029	112.0	112.0	110.9	0.04%
^Critter Cabana, LLC dba Critter Cabana	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	6/28/2028	81.4	81.4	71.7	0.02%
^Corptek Solutions LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	6/28/2028	46.2	46.2	40.6	0.01%
^Local Leads, LLC dba New Direction Chiropractic	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	6/28/2028	17.5	17.5	15.5	0.01%
^RLW4 Builders LLC	Construction of Buildings	Term Loan	Prime plus 2.75%	6/27/2043	994.2	994.2	1,084.8	0.38%
^InUSA Ventures, Inc	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	Term Loan	Prime plus 2.75%	6/27/2028	48.6	48.6	42.8	0.01%
^Darnoc Enterprises Inc, Setira Paul Inc dba Conrad’s Famous Bakery, Inc	Food Manufacturing	Term Loan	Prime plus 2.75%	6/27/2043	352.4	352.4	373.1	0.13%
^Nick’s Country Kitchen, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/27/2028	21.9	21.9	19.6	0.01%
^National Dredging Services of North Florida, Inc.	Repair and Maintenance	Term Loan	Prime plus 2.75%	6/27/2043	28.6	28.6	31.2	0.01%
^National Dredging Services of North Florida, Inc.	Repair and Maintenance	Term Loan	Prime plus 2.75%	6/27/2028	51.8	51.8	53.5	0.02%
^Julie Cooper-Bierman dba Forever Shopper	Nonstore Retailers	Term Loan	Prime plus 2.75%	6/27/2028	15.6	15.6	13.7	—%
^Bengals, Inc. dba Royal Liquor Mart	Food and Beverage Stores	Term Loan	Prime plus 2.75%	6/26/2043	105.6	105.6	109.2	0.04%
^Peter Thomas Roth Labs LLC, & June Jacobs Labs, LLC	Health and Personal Care Stores	Term Loan	Prime plus 2.75%	6/26/2028	898.9	898.9	814.5	0.28%
^Sun Pools, Inc	Plastics and Rubber Products Manufacturing	Term Loan	Prime plus 2.75%	6/25/2043	304.2	304.2	295.0	0.10%
^DPF Filters Inc.	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	6/25/2028	66.8	66.8	60.3	0.02%
^Sun Pools, Inc dba Sun Fiberglass Pools	Plastics and Rubber Products Manufacturing	Term Loan	Prime plus 2.75%	6/25/2028	759.3	759.3	692.4	0.24%
^Sushi Prime, LLC and Vasilia Investments	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/22/2028	267.2	267.2	248.3	0.09%
^Martha Beauty Supply And Braiding, Inc.	Personal and Laundry Services	Term Loan	Prime plus 2.75%	6/22/2043	139.7	139.7	152.4	0.05%

See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2018
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Judy E. Moncrief C.P.A LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	6/22/2028	$14.6	$14.6	$12.8	—%
^Mr. Lube, Inc	Repair and Maintenance	Term Loan	Prime plus 2.75%	6/22/2043	659.9	659.9	668.6	0.23%
^The Desert House Assisted Living ,LLC dba The Desert House Assisted Living	Nursing and Residential Care Facilities	Term Loan	Prime plus 2.75%	6/22/2043	78.3	78.3	83.1	0.03%
^Mr. Lube, Inc.	Repair and Maintenance	Term Loan	Prime plus 2.75%	6/22/2028	569.7	569.7	544.9	0.19%
Surya Hotel LLC dba Hotel Royal	Accommodation	Term Loan	Prime plus 2.75%	12/21/2028	100.9	100.9	104.4	0.04%
^York Woods Tree Service, LLC dba York Woods Tree and Products, LLC	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	6/21/2043	242.1	242.1	248.8	0.09%
^Independent Life LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	6/21/2028	121.5	121.5	107.0	0.04%
^York Woods Tree Service, LLC dba York Woods Tree and Products, LLC	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	6/21/2028	138.5	138.5	134.2	0.05%
^Lilo Holdings LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/20/2028	18.3	18.3	16.5	0.01%
^Olsen Bros. Transportation, Inc. & Golden Spike Leasing, LLC	Truck Transportation	Term Loan	Prime plus 2.75%	6/20/2028	603.5	603.5	535.5	0.19%
^Jones Roger Sherman Inn, Inc.	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/19/2028	425.0	425.0	438.9	0.15%
^LCP Transportation, LLC dba LCP Teleservices	Transit and Ground Passenger Transportation	Term Loan	Prime plus 2.75%	6/19/2028	794.4	794.4	699.5	0.24%
^Mid America Motorworks, Inc and Yager Holdings L.P	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	6/19/2043	497.7	497.7	543.0	0.19%
^Colovic Hackettstown Dairy LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/19/2043	274.0	274.0	296.8	0.10%
^Allen Theatre and Back Stage Cafe LLC	Motion Picture and Sound Recording Industries	Term Loan	Prime plus 2.75%	6/18/2043	125.3	125.3	133.9	0.05%
^Schumacker Recreation, LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	6/18/2028	145.8	145.8	150.5	0.05%
^Softrol Systems Inc dba Softrol Systems	Computer and Electronic Product Manufacturing	Term Loan	Prime plus 2.75%	6/15/2028	906.3	906.3	808.6	0.28%
^Oil Palace Inc.	Performing Arts, Spectator Sports, and Related Industries	Term Loan	Prime plus 2.75%	9/15/2043	143.4	143.4	156.6	0.05%
^Kootenay Columbia LLC	Truck Transportation	Term Loan	Prime plus 2.75%	6/15/2028	5.8	5.8	5.6	—%
^Northway Exit 29 Campground, Inc	Accommodation	Term Loan	Prime plus 2.75%	6/15/2043	215.0	215.0	234.6	0.08%
^Dianne Williams and Louis Williams dba Sweetlips Store	Food and Beverage Stores	Term Loan	Prime plus 2.75%	6/15/2043	46.0	46.0	48.5	0.02%

See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2018
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Venzix Ventures Inc. dba Venzix	Nonstore Retailers	Term Loan	Prime plus 2.75%	6/15/2028	$12.8	$12.8	$12.4	—%
^Barrett Appliance Distributors Inc.	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	6/14/2043	619.3	619.3	611.5	0.21%
^Tele Tax Express Inc	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	6/14/2028	21.9	21.9	21.4	0.01%
^Top Cat Ready Mix, LLC & Ples Investments LLC, Pappy’s Sand & Gravel	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	6/14/2028	151.8	151.8	140.9	0.05%
^E & J Sims Co. LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	6/14/2028	48.6	48.6	44.3	0.02%
^Barrett Appliance Distributors, Inc	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	6/14/2028	489.5	489.5	455.2	0.16%
^Team Sandy Blanton Realty, Inc	Real Estate	Term Loan	Prime plus 2.75%	6/14/2043	96.7	96.7	97.1	0.03%
^Mastiff Studios LLC	Educational Services	Term Loan	Prime plus 2.75%	6/13/2043	42.5	42.5	45.8	0.02%
^Golf Swing Prescription LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	6/11/2028	12.8	12.8	11.3	—%
^Ciasom LLC dba Mosaic	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	6/11/2028	174.9	174.9	154.9	0.05%
^Skyways LTD,Jet 60 LLC,Mendean Jonath, Inc,Jet AOG, Inc & Jonathan Men	Support Activities for Transportation	Term Loan	Prime plus 2.75%	6/8/2043	378.5	378.5	385.0	0.13%
^Beyond Grooming LLC and Michelle McWatters	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	6/8/2043	42.7	42.7	46.0	0.02%
^Camp K-9 Pet Resort & Spa, Inc.	Personal and Laundry Services	Term Loan	Prime plus 2.75%	6/8/2028	8.0	8.0	7.2	—%
^Icebox Cafe, L.C. and Icebox Cafe at Doral, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/8/2028	769.2	769.2	690.7	0.24%
^Applied Behavioral Consulting, Inc	Social Assistance	Term Loan	Prime plus 2.75%	6/7/2043	49.7	49.7	53.2	0.02%
^H S Corporation dba Lake Anna Lodge	Accommodation	Term Loan	Prime plus 2.75%	6/7/2043	130.5	130.5	142.4	0.05%
^Anurag, LLC dba Oakwood Package Store	Food and Beverage Stores	Term Loan	Prime plus 2.75%	6/6/2043	136.5	136.5	139.0	0.05%
^Sowells Consulting Engineers, LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	6/6/2028	21.9	21.9	19.4	0.01%
^Hardway Inc and A F C Leasing, Inc	Rental and Leasing Services	Term Loan	Prime plus 2.75%	6/6/2028	287.5	287.5	253.1	0.09%
^SSD Designs LLC	Waste Management and Remediation Services	Term Loan	Prime plus 2.75%	6/5/2028	72.2	72.2	64.2	0.02%
^Funtime ,LLC dba Indoor Playgrounds International	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	6/5/2028	243.4	243.4	214.5	0.07%

See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2018
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^BTD Feed & Nutrition, LLC dba Thomaston Feed Cheshire	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	6/1/2028	$51.3	$51.3	$45.2	0.02%
AVM LLC dba Luv 2 Play	Social Assistance	Term Loan	Prime plus 2.75%	6/1/2028	26.1	26.1	25.2	0.01%
^Mastrocinque Restaurant Management Company LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/1/2028	81.4	81.4	78.5	0.03%
^Seraj Wireless, LLC	Electronics and Appliance Stores	Term Loan	Prime plus 2.75%	5/31/2028	120.7	120.7	123.4	0.04%
^Awan Business Management Group LLC, Awan Sign Company lLLC &Awan Promo	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	5/31/2043	272.6	272.6	287.3	0.10%
^Brooks Seaplane Service Inc and Lunt Enterprises LLC	Scenic and Sightseeing Transportation	Term Loan	Prime plus 2.75%	5/31/2028	142.0	142.0	125.0	0.04%
^SSMV LLC dba Burgerim	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	5/30/2028	64.5	64.5	61.6	0.02%
^Eagle Aggregate Transportation, LLC	Truck Transportation	Term Loan	Prime plus 2.75%	5/30/2028	84.5	84.5	78.0	0.03%
^Crowley Ventures, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	5/29/2028	72.1	72.1	64.5	0.02%
^Iloka, Inc dba New Cloud Networks	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	5/25/2028	241.5	241.5	225.2	0.08%
^Conan Enterprises LLC	Nonstore Retailers	Term Loan	Prime plus 2.75%	5/25/2028	21.7	21.7	19.1	0.01%
Starship, LLC dba Tint World Smyrna	Repair and Maintenance	Term Loan	Prime plus 2.75%	5/25/2043	88.8	88.8	96.1	0.03%
^Ocean Breeze Holdings, LLC, Ocean Beach Resort LLC & Ocean Breeze	Accommodation	Term Loan	Prime plus 2.75%	5/25/2043	1,245.1	1,245.1	1,358.7	0.47%
^Adow Pools LLC	Personal and Laundry Services	Term Loan	Prime plus 2.75%	5/25/2028	169.0	169.0	152.5	0.05%
^Dream Spa LLC and Dream Spa Greenwich LLC	Personal and Laundry Services	Term Loan	Prime plus 2.75%	5/25/2028	97.4	97.4	86.7	0.03%
^Broadalbin Properties LLC dba Broadalbin Hotel & 1854 Pub & Eatery	Accommodation	Term Loan	Prime plus 2.75%	10/25/2043	201.0	201.0	219.7	0.08%
^Seaside Acupuncture LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	5/24/2043	49.6	49.6	51.9	0.02%
^DMA Equipment LLC	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	5/24/2043	259.6	259.6	266.2	0.09%
^Chem-Flotronics, Inc.	Nonmetallic Mineral Product Manufacturing	Term Loan	Prime plus 2.75%	5/22/2028	96.6	96.6	86.9	0.03%
^LightStorm Security LLC	Administrative and Support Services	Term Loan	Prime plus 2.75%	5/21/2028	5.2	5.2	4.6	—%
^Yakov Levy M.D., P.C.	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	5/18/2028	106.0	106.0	93.7	0.03%
^Mark A Espinoza, DDS PLLC dba Central Dental Care	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	5/18/2028	58.9	58.9	51.9	0.02%
^JVLS LLC dba Vaccines 2 Go	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	5/17/2028	8.0	8.0	7.0	—%

See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2018
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^On Stage Enterprises LLC, On Stage Theaters Branson, LLC	Performing Arts, Spectator Sports, and Related Industries	Term Loan	Prime plus 2.75%	5/17/2028	$241.5	$241.5	$212.6	0.07%
^Joshua One Limited Liability Company dba Genesis Personal Fitness	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	5/16/2043	319.2	319.2	324.5	0.11%
^Clore Construction LLC	Heavy and Civil Engineering Construction	Term Loan	Prime plus 2.75%	5/16/2028	145.1	145.1	134.7	0.05%
^James T. Hendel dba Autotexx Mobile Auto Repair	Repair and Maintenance	Term Loan	Prime plus 2.75%	5/15/2028	7.2	7.2	7.5	—%
^Fireplace Outlet Inc	Furniture and Home Furnishings Stores	Term Loan	Prime plus 2.75%	5/15/2028	21.7	21.7	22.4	0.01%
^Galore Salon & Extension Lounge Inc dba Pretty Chic Hair & Lashes	Personal and Laundry Services	Term Loan	Prime plus 2.75%	5/14/2028	4.3	4.3	3.9	—%
^Circle and Square, Inc dba Stamford Kumon	Educational Services	Term Loan	Prime plus 2.75%	5/11/2028	41.0	41.0	36.2	0.01%
^Bote Virginia Beach, Inc. dba Bote Virginia Beach	Sporting Goods, Hobby, Musical Instrument, and Book Stores	Term Loan	Prime plus 2.75%	5/11/2028	10.9	10.9	9.7	—%
^Adhara, LLC	Personal and Laundry Services	Term Loan	Prime plus 2.75%	5/11/2043	43.5	43.5	45.5	0.02%
^Daniel Woodward, DC PLLC dba Doc’s Body Shop	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	5/11/2028	39.8	39.8	35.1	0.01%
^Baby Gentry’s Childcare & Learning Academy	Social Assistance	Term Loan	Prime plus 2.75%	5/10/2028	10.9	10.9	9.6	—%
^P & M Entertainment, LLC dba Luv 2 Play	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	5/10/2028	116.3	116.3	106.9	0.04%
^Buy Gitomer Inc., Gitgo LLC.,GitGo Archives, LLC, and Jeffrey Gitomer	Educational Services	Term Loan	Prime plus 2.75%	5/9/2043	719.9	719.9	785.6	0.27%
^Whitetail Nurseries Inc	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	5/9/2028	258.4	258.4	247.0	0.09%
^Oculi Entertainment Inc	Motion Picture and Sound Recording Industries	Term Loan	Prime plus 2.75%	5/8/2028	21.7	21.7	19.1	0.01%
^Schmaltz Operations LLC dba Companion Camp	Personal and Laundry Services	Term Loan	Prime plus 2.75%	5/7/2028	58.0	58.0	55.5	0.02%
^Container Shipping, LLC	Support Activities for Transportation	Term Loan	Prime plus 2.75%	5/4/2028	48.3	48.3	42.5	0.01%
^Wilbur Standford Jr Trucking and Excavating, LLC	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	5/3/2028	231.8	231.8	226.1	0.08%
^Warner Family Restaurant LLC dba Burgerim	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	5/3/2028	20.1	20.1	18.5	0.01%
Olmsted LLC and 626 Van LLC dba Maison Yaki	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/1/2029	188.2	188.2	171.7	0.06%
^McIntosh Trail Management Service Organization, Inc.	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	5/1/2028	91.8	91.8	94.8	0.03%
See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2018
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Sunlinc Inc	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	4/30/2028	$9.4	$9.4	$8.2	—%
^SOWC Associates LLC dba Serenity Oaks Wellness Center	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	4/30/2043	1,242.1	1,242.1	1,355.4	0.47%
^Saltamontes Tire Company, LLC	Repair and Maintenance	Term Loan	Prime plus 2.75%	4/30/2043	101.7	101.7	106.7	0.04%
Metropolitan Solutions Inc.	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	4/30/2043	34.2	34.2	37.3	0.01%
^Brenden Kehren Development LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	4/30/2028	2.9	2.9	2.5	—%
^Corona Dance, LLC dba Huracan Dance Studio	Performing Arts, Spectator Sports, and Related Industries	Term Loan	Prime plus 2.75%	4/30/2028	11.5	11.5	10.1	—%
^Little Angels Daycare and Learning Center LLC	Social Assistance	Term Loan	Prime plus 2.75%	4/27/2043	159.4	159.4	173.9	0.06%
^Rory James Contracting LLC	Construction of Buildings	Term Loan	Prime plus 2.75%	4/27/2028	15.4	15.4	13.6	—%
^Kastoria Inc. dba Bantam Pizza	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	4/27/2028	14.4	14.4	12.8	—%
^Suraj Enterprises, Inc.	Food and Beverage Stores	Term Loan	Prime plus 2.75%	4/27/2028	300.6	300.6	284.5	0.10%
^Contrada Snacks LLC	Truck Transportation	Term Loan	Prime plus 2.75%	4/27/2028	9.8	9.8	8.6	—%
^Pledge 4 Hope LLC	Data Processing, Hosting, and Related Services	Term Loan	Prime plus 2.75%	4/26/2028	14.4	14.4	12.7	—%
^RWT Corporation dba Welding Works	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	4/26/2028	498.6	498.6	458.4	0.16%
^Matrix Z, LLC	Nonmetallic Mineral Product Manufacturing	Term Loan	Prime plus 2.75%	4/26/2028	72.6	72.6	72.0	0.03%
^K&S Hardware LLC	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	4/26/2028	21.6	21.6	19.0	0.01%
^RWT Corporation dba Welding Works	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	4/26/2043	210.9	210.9	205.9	0.07%
^LMH Optics LLC dba Sterling Optical	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	4/26/2028	48.0	48.0	42.4	0.01%
^Joe & Sons Service, Inc	Repair and Maintenance	Term Loan	Prime plus 2.75%	4/24/2028	108.0	108.0	111.5	0.04%
Kneading Dough LLC dba NY Bagel Cafe & Deli, NY Bagel, New York Bagel	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/23/2029	18.1	18.1	16.7	0.01%
^Just for Boats LLC	Repair and Maintenance	Term Loan	Prime plus 2.75%	4/20/2043	17.4	17.4	18.9	0.01%
^Nando LLC dba Tall Timbers Banquet and Conference Center	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	4/20/2028	19.4	19.4	17.6	0.01%
^Digzy Dogz and Grill LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	4/20/2028	8.6	8.6	8.3	—%

See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2018
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Spitnale’s Garage LLC	Repair and Maintenance	Term Loan	Prime plus 2.75%	4/20/2043	$59.8	$59.8	$62.1	0.02%
^Rosemarie Products Company LLC	Health and Personal Care Stores	Term Loan	Prime plus 2.75%	4/18/2028	14.4	14.4	12.7	—%
^Means Enterprises LLC	Furniture and Home Furnishings Stores	Term Loan	Prime plus 2.75%	4/18/2028	7.2	7.2	6.4	—%
^James L Shoemaker APCC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	4/18/2028	15.4	15.4	13.6	—%
^Veterinary Preventive Care, LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	4/18/2028	44.9	44.9	41.0	0.01%
^A New Dawn Psychotherapy Associates, LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	4/18/2043	86.8	86.8	88.0	0.03%
^Southern HVAC LLC	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	4/17/2043	22.3	22.3	22.4	0.01%
^Southern Oaks Athletic Club, LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	4/17/2043	364.3	364.3	389.5	0.14%
^The Vine, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	4/17/2028	12.4	12.4	11.3	—%
^Southern HVAC LLC	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	4/17/2028	38.4	38.4	36.4	0.01%
^1301 Starks Inc.	Food and Beverage Stores	Term Loan	Prime plus 2.75%	4/16/2028	21.6	21.6	21.8	0.01%
^Patricia A. Freeman & Samuel C. Freeman dba Teenas Pizza	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	4/13/2043	43.1	43.1	45.1	0.02%
^Precision Components Group Inc	Miscellaneous Manufacturing	Term Loan	Prime plus 2.75%	4/11/2028	21.6	21.6	20.7	0.01%
^Sexy Nails Center LLC	Personal and Laundry Services	Term Loan	Prime plus 2.75%	4/10/2043	200.8	200.8	215.7	0.08%
^Mark Baker	Truck Transportation	Term Loan	Prime plus 2.75%	4/9/2028	11.5	11.5	10.5	—%
^Innovation Transport LLC	Truck Transportation	Term Loan	Prime plus 2.75%	4/6/2028	49.3	49.3	47.1	0.02%
^Newsome Mobile Notary LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	4/5/2028	5.0	5.0	4.4	—%
^Shree Lakshminarayyn Grocery Stores LLC	Gasoline Stations	Term Loan	Prime plus 2.75%	4/5/2043	119.0	119.0	125.3	0.04%
^Bean City Bar and Grill LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	4/4/2043	93.7	93.7	99.1	0.03%
^Alaska Industrial Paint LLC	Repair and Maintenance	Term Loan	Prime plus 2.75%	3/30/2043	220.9	220.9	231.5	0.08%
^GQ Investments,LLC	Electrical Equipment, Appliance, and Component Manufacturing	Term Loan	Prime plus 2.75%	3/30/2028	200.8	200.8	180.6	0.06%
^B&C Texas Leasing Inc and M&W Hot Oil, Inc.	Truck Transportation	Term Loan	Prime plus 2.75%	3/30/2028	935.0	935.0	894.7	0.31%

See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2018
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Master Roofing and Siding Inc.	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	3/30/2028	$252.8	$252.8	$222.3	0.08%
^Romancing the Stone	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	3/30/2043	345.3	345.3	356.8	0.12%
^Alaska Industrial Paint LLC	Repair and Maintenance	Term Loan	Prime plus 2.75%	3/30/2028	119.0	119.0	118.3	0.04%
^Michael S Brown Physical Therapy, P.C	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	3/30/2028	94.2	94.2	82.9	0.03%
^Arrow Freight Inc	Truck Transportation	Term Loan	Prime plus 2.75%	3/30/2028	671.7	671.7	590.6	0.21%
^B&C Texas Leasing Inc.,M & W Hot Oill, Inc	Truck Transportation	Term Loan	Prime plus 2.75%	3/30/2043	267.4	267.4	270.9	0.09%
^Fifth Wheel Truck Stop 001	Gasoline Stations	Term Loan	Prime plus 2.75%	3/30/2043	1,135.3	1,135.3	1,134.1	0.39%
^Boulevard Books Inc.	Publishing Industries (except Internet)	Term Loan	Prime plus 2.75%	3/30/2043	120.1	120.1	126.7	0.04%
^Technical Ordnance Solutions,LLC	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	3/30/2028	1,142.6	1,142.6	1,012.9	0.35%
^Payne’s Environmental Services LLC	Administrative and Support Services	Term Loan	Prime plus 2.75%	3/30/2028	216.2	216.2	205.3	0.07%
^America’s Little Leaders Academy, Inc	Social Assistance	Term Loan	Prime plus 2.75%	3/30/2043	22.3	22.3	23.6	0.01%
^Kaz Wellness, LLC dba Grounded Wellness Center	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	3/29/2028	15.2	15.2	14.0	—%
^Hot Shot Services, Inc and TFB, Ltd Co	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	3/29/2043	396.2	396.2	432.0	0.15%
Lou & Choo Enterprises Inc.	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/28/2044	33.8	33.8	37.0	0.01%
^Montage Mountain Resorts, LP	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	3/28/2043	1,238.0	1,238.0	1,350.0	0.47%
^Clancy 15 LLC and Allied Molded Products LLC	Plastics and Rubber Products Manufacturing	Term Loan	Prime plus 2.75%	3/28/2028	147.5	147.5	140.2	0.05%
^Kenneth Whelchel dba Whelchel Fencing and Construction	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	3/28/2028	62.0	62.0	57.6	0.02%
^Clancy 15 LLC and Allied Molded Products LLC	Plastics and Rubber Products Manufacturing	Term Loan	Prime plus 2.75%	3/28/2043	212.9	212.9	214.7	0.07%
^Corning Lumber Company Inc & Frank R Close & Son Inc	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	3/28/2028	83.5	83.5	86.1	0.03%
^Cartwright Termite & Pest Control Inc. and Cartwright Termite & Pest Co.	Administrative and Support Services	Term Loan	Prime plus 2.75%	3/28/2028	222.1	222.1	209.5	0.07%
^K.C. Communications, Inc.	Telecommunications	Term Loan	Prime plus 2.75%	3/27/2028	59.6	59.6	61.5	0.02%
^Towing Professionals of Arizona Inc dba Shamrock Towing	Support Activities for Transportation	Term Loan	Prime plus 2.75%	3/26/2028	143.1	143.1	131.4	0.05%

See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2018
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Towing Professionals of Arizona Inc dba Shamrock Towing	Support Activities for Transportation	Term Loan	Prime plus 2.75%	3/26/2043	$533.6	$533.6	$520.4	0.18%
^Cable Management, LLC	Waste Management and Remediation Services	Term Loan	Prime plus 2.75%	3/23/2028	94.5	94.5	90.3	0.03%
^Sunshine Tents and Event Rentals LLC	Rental and Leasing Services	Term Loan	Prime plus 2.75%	3/23/2028	58.9	58.9	60.7	0.02%
^Shweiki Media Inc dba Study Breaks Magazine	Publishing Industries (except Internet)	Term Loan	Prime plus 2.75%	3/23/2028	71.6	71.6	72.4	0.03%
^Aque Investment Group LLC	Real Estate	Term Loan	Prime plus 2.75%	3/23/2028	253.3	253.3	261.2	0.09%
^Denton BioFuels LLC and Amercian BioSource, LLC	Waste Management and Remediation Services	Term Loan	Prime plus 2.75%	3/23/2028	93.0	93.0	86.8	0.03%
^All Regional Recyclers of Wood LLC dba ARROW	Waste Management and Remediation Services	Term Loan	Prime plus 2.75%	3/23/2028	125.2	125.2	119.5	0.04%
^New York Label & Box Corp	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	3/23/2043	1,238.0	1,238.0	1,288.6	0.45%
^Sofasco, Inc	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	3/23/2043	99.0	99.0	99.2	0.03%
^Kajun Martial Arts LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	3/23/2028	21.5	21.5	19.2	0.01%
^ME Interiors LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	3/22/2028	17.9	17.9	15.7	0.01%
^GeoTek Alaska, Inc	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	3/21/2043	841.9	841.9	878.6	0.31%
^Rexco Foods LLC dba Papa John’s	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/20/2028	40.6	40.6	35.7	0.01%
^RTSP Union LLC	Sporting Goods, Hobby, Musical Instrument, and Book Stores	Term Loan	Prime plus 2.75%	9/20/2028	1,182.3	1,182.3	1,107.4	0.39%
^Cest Chic Concepts, LLC dba Salon Cest Chic	Personal and Laundry Services	Term Loan	Prime plus 2.75%	3/19/2028	10.7	10.7	9.7	—%
^Petroleum Equipment & Services, Inc	Support Activities for Mining	Term Loan	Prime plus 2.75%	3/16/2028	238.5	238.5	244.1	0.08%
^Camerabots Media, LLC	Motion Picture and Sound Recording Industries	Term Loan	Prime plus 2.75%	3/16/2028	14.3	14.3	12.9	—%
^Car Pro Auto Spa of Stuart, LLC dba Tide Pools Island Gifts	Repair and Maintenance	Term Loan	Prime plus 2.75%	3/16/2028	21.5	21.5	22.1	0.01%
^Rojenco, Inc. dba Buggy Bathe Auto Wash Lube & Detail Shoppe	Repair and Maintenance	Term Loan	Prime plus 2.75%	3/15/2043	514.0	514.0	542.8	0.19%
^Rojenco II,Inc.	Repair and Maintenance	Term Loan	Prime plus 2.75%	9/15/2043	76.3	76.3	80.6	0.03%

See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2018
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Bear Bones, Inc.	Beverage and Tobacco Product Manufacturing	Term Loan	Prime plus 2.75%	3/15/2043	$22.3	$22.3	$23.8	0.01%
^CTD Operations Inc	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	7/15/2028	63.2	63.2	56.6	0.02%
^Rojenco, Inc. dba The Buggy Bathe Auto Wash Lube & Detail Shoppe	Repair and Maintenance	Term Loan	Prime plus 2.75%	9/15/2043	76.3	76.3	80.6	0.03%
^Rojenco II, Inc.	Repair and Maintenance	Term Loan	Prime plus 2.75%	3/15/2043	398.6	398.6	420.9	0.15%
^Summit Insights Group LLC	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	Term Loan	Prime plus 2.75%	3/14/2028	84.9	84.9	74.6	0.03%
^Dante Ultimate Cleaning Service LLC	Administrative and Support Services	Term Loan	Prime plus 2.75%	3/9/2028	9.7	9.7	9.2	—%
^SRG Waterfront LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/9/2028	298.2	298.2	265.8	0.09%
^2b Mom Inc dba Mom’s the Word Maternity	Clothing and Clothing Accessories Stores	Term Loan	Prime plus 2.75%	3/9/2028	93.1	93.1	81.9	0.03%
^Bee Kidz Funzone Inc	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	3/9/2028	186.6	186.6	169.9	0.06%
^Integrity Machinery Moving, LLC	Support Activities for Transportation	Term Loan	Prime plus 2.75%	3/8/2028	21.5	21.5	22.1	0.01%
^Treft Systems Inc	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	3/8/2028	14.3	14.3	12.7	—%
^Unpainted Arizona, LLC dba Westside Bowl	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	8/7/2043	103.5	103.5	107.0	0.04%
^Play4Fun dba Luv 2 Play	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	3/7/2028	170.4	170.4	156.8	0.05%
^Espinoza & Salinas Group Ltd dba Credit 360 Consulting	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	3/2/2028	4.7	4.7	4.3	—%
^BC Bishop Enterprises LLC dba 9Round Pooler	Educational Services	Term Loan	Prime plus 2.75%	3/2/2028	8.0	8.0	7.2	—%
^Stepping Stones Childrens Academy	Social Assistance	Term Loan	Prime plus 2.75%	3/2/2043	252.0	252.0	268.3	0.09%
^Connie Engelbrecht	Nonmetallic Mineral Product Manufacturing	Term Loan	Prime plus 2.75%	2/28/2028	2.8	2.8	2.6	—%
^The Law Offices of Samuel R Miller LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	2/28/2043	117.7	117.7	128.0	0.04%
^Merciful Heavenly Homes, LLC	Nursing and Residential Care Facilities	Term Loan	Prime plus 2.75%	2/28/2043	65.6	65.6	71.5	0.02%
^Urban Fitness Group LLC dba Crunch Fitness Group LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	2/28/2028	212.4	212.4	219.0	0.08%

See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2018
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Carey Collision Repairs Inc.	Repair and Maintenance	Term Loan	Prime plus 2.75%	2/27/2028	$71.1	$71.1	$64.2	0.02%
^Betty’s Catering Corp, Betty’s Decoration & Wedding Center Inc.	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/26/2043	352.9	352.9	384.8	0.13%
^Purely Seed LLC	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	2/26/2028	118.5	118.5	104.2	0.04%
^Carries Cakes and Catering, Inc dba Carrie’s Cakes and Confections	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/23/2028	4.9	4.9	4.3	—%
^Jackpine Technologies Corporation	Publishing Industries (except Internet)	Term Loan	Prime plus 2.75%	2/22/2028	75.0	75.0	72.3	0.03%
^Crossfit iQ LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	2/21/2028	40.3	40.3	36.5	0.01%
^Wellfleet Consulting Inc.	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	2/21/2028	14.2	14.2	12.5	—%
^New View Media Group LLC	Publishing Industries (except Internet)	Term Loan	Prime plus 2.75%	2/16/2028	78.2	78.2	80.7	0.03%
^Town & Country Transportation Co.	Transit and Ground Passenger Transportation	Term Loan	Prime plus 2.75%	2/16/2028	62.8	62.8	64.8	0.02%
^Lulinjett LLC dba All American Printing & Design	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	2/14/2043	105.4	105.4	115.0	0.04%
^JumboMarkets, Inc.	Food and Beverage Stores	Term Loan	Prime plus 2.75%	2/13/2028	196.7	196.7	179.3	0.06%
^Margab Inc dba Smoothie King	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/13/2028	12.1	12.1	10.9	—%
^Tony Herring & Associates, Inc.	Furniture and Home Furnishings Stores	Term Loan	Prime plus 2.75%	2/9/2028	7.8	7.8	7.9	—%
^Start “UP “Dreams, Inc dba SDC Concrete and Start”UP” Dream Construction	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	2/9/2028	71.1	71.1	66.2	0.02%
^Quality Machine of Iowa, Inc	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	2/9/2028	1,223.3	1,223.3	1,172.9	0.41%
^Apps Inc., Market Share, and Singular Leaseholdings LLC	Telecommunications	Term Loan	Prime plus 2.75%	2/8/2028	497.4	497.4	437.4	0.15%
^De La Vega LLC dba De La Vega Deland and De La Vega Oviedo	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/7/2028	74.4	74.4	68.1	0.02%
^Macrotech Integrated Management Solutions dba Extreme Lawn Care	Repair and Maintenance	Term Loan	Prime plus 2.75%	2/5/2028	11.4	11.4	11.7	—%
^Midlothian Hardware Inc dba Grills True Value	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	2/2/2028	14.2	14.2	14.6	0.01%
^M&R Wong LLC	Administrative and Support Services	Term Loan	Prime plus 2.75%	2/1/2028	11.3	11.3	10.0	—%
^Chace Building Supply of CT Inc.,	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	1/31/2043	296.7	296.7	323.6	0.11%
See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2018
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Rocco’sLandscaping LLC	Administrative and Support Services	Term Loan	Prime plus 2.75%	1/31/2043	$74.1	$74.1	$80.8	0.03%
^USA General Investment LLC dba Braniff Paint and Body Shop	Repair and Maintenance	Term Loan	Prime plus 2.75%	1/31/2028	14.1	14.1	12.8	—%
^WydeBodi, LLC dba Wyde Bodi Auto Tags	Support Activities for Transportation	Term Loan	Prime plus 2.75%	1/30/2043	46.9	46.9	49.4	0.02%
^New Phaze Packaging Inc	Paper Manufacturing	Term Loan	Prime plus 2.75%	1/26/2043	947.6	947.6	1,026.9	0.36%
^Parati USA Inc	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	1/25/2028	20.0	20.0	17.6	0.01%
^Concrete Services LLC and James Ward	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	1/25/2028	94.2	94.2	87.9	0.03%
^Southside BBQ Corp	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	1/25/2028	18.4	18.4	18.9	0.01%
^Flair Interiors, Inc dba Giant Don’s Flooring America	Furniture and Home Furnishings Stores	Term Loan	Prime plus 2.75%	1/24/2028	129.5	129.5	133.6	0.05%
^Tier1 Solutions LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	1/23/2028	7.1	7.1	6.4	—%
^Lavish Specs Inc	Machinery Manufacturing	Term Loan	Prime plus 2.75%	1/19/2028	7.1	7.1	6.2	—%
^Friend Contractors, LLC	Construction of Buildings	Term Loan	Prime plus 2.75%	1/19/2043	229.7	229.7	238.2	0.08%
^Weeping Willow Kennels, Inc.	Personal and Laundry Services	Term Loan	Prime plus 2.75%	1/19/2028	9.9	9.9	10.2	—%
^Lou & Choo Enterprises Inc dba Lou & Choo Lounge	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	1/18/2043	113.6	113.6	117.0	0.04%
^MedWorxs Inc.	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	1/18/2028	74.2	74.2	65.2	0.02%
^Specialized Dairy Processors LLC and Nathaly Zapata	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	1/16/2028	61.2	61.2	53.8	0.02%
^Human Resource Time Manager LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	1/8/2028	14.6	14.6	15.0	0.01%
^Impress Therapeutic Massage LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	1/8/2043	62.2	62.2	66.0	0.02%
^Sandfree Systems LLC	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	1/5/2028	7.1	7.1	7.3	—%
^Crad Holding LLC dba Neighborhood Laundry of Bloomfield	Personal and Laundry Services	Term Loan	Prime plus 2.75%	1/5/2028	58.9	58.9	52.2	0.02%
^Social Link LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	12/29/2027	10.5	10.5	9.2	—%
^Anglin Cultured Stone Products LLC	Construction of Buildings	Term Loan	Prime plus 2.75%	12/27/2042	635.1	635.1	629.6	0.22%
^Morrocco Method, Inc	Chemical Manufacturing	Term Loan	Prime plus 2.75%	12/27/2042	719.0	719.0	763.7	0.27%
^Dudeck Enterprise LLC dba Detail Garage Las Vegas	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	12/22/2027	15.2	15.2	15.7	0.01%

See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2018
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^O’Rourke’s Diner, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/22/2027	$3.5	$3.5	$3.4	—%
^Muckamuck Trucks, Inc.	Truck Transportation	Term Loan	Prime plus 2.75%	12/22/2027	12.9	12.9	12.3	—%
^Advance Case Parts Inc	Repair and Maintenance	Term Loan	Prime plus 2.75%	12/22/2027	46.4	46.4	44.6	0.02%
^TrialHawk Litigation Group LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	12/22/2027	14.7	14.7	12.9	—%
^Landmark Ventures USA Inc	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	Term Loan	Prime plus 2.75%	12/22/2027	58.5	58.5	51.4	0.02%
^Medical Plaza of Boro Park PC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/22/2027	58.5	58.5	51.4	0.02%
^Bisson Transportation Inc	Truck Transportation	Term Loan	Prime plus 2.75%	12/22/2027	70.2	70.2	69.0	0.02%
^Jacliff Investments Inc dba International Heal	Publishing Industries (except Internet)	Term Loan	Prime plus 2.75%	12/22/2027	46.8	46.8	41.1	0.01%
^Salida Family Chiropractic-PPLC dba Salida Sport and Spine	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/22/2027	11.2	11.2	9.9	—%
^Lab Partner, LLC and Beechtree Diagnostics, LLP and Cottonwood Diagnostics	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	12/22/2027	728.4	728.4	648.5	0.23%
^CT Auto Spa LLC	Repair and Maintenance	Term Loan	Prime plus 2.75%	12/21/2027	202.8	202.8	206.6	0.07%
^Blue Lagoon Resort, LLC dba Hill View Cottages	Accommodation	Term Loan	Prime plus 2.75%	12/21/2042	186.6	186.6	203.3	0.07%
^DHD Enterprise LLC dba Edible Arrangements #1699	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	12/21/2027	21.4	21.4	19.7	0.01%
^Tropical Stone LLC	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	12/21/2027	175.8	175.8	181.1	0.06%
^Ameco Forest Products LLC	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	12/21/2027	163.8	163.8	168.7	0.06%
^DBMS Consulting, Inc.	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	12/20/2027	70.2	70.2	67.2	0.02%
^Best Quality Home Care LLC	Nursing and Residential Care Facilities	Term Loan	Prime plus 2.75%	12/19/2027	7.4	7.4	6.5	—%
^CZAR Industries, Inc.	Machinery Manufacturing	Term Loan	Prime plus 2.75%	12/19/2027	248.9	248.9	233.3	0.08%
^Auto Excellance of Fort Myers Inc.	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	12/19/2042	104.8	104.8	114.2	0.04%
^1-0 Granny’s Helpful Hands, LLC	Nursing and Residential Care Facilities	Term Loan	Prime plus 2.75%	12/15/2027	21.1	21.1	18.7	0.01%
^Legion Bowl, Inc & Legion Pub Inc	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	12/15/2042	329.7	329.7	359.3	0.12%
^Montessori Community School	Social Assistance	Term Loan	Prime plus 2.75%	12/15/2027	59.6	59.6	56.6	0.02%

See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2018
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Ocean Trans LLC & Dehal Trucking LLC	Truck Transportation	Term Loan	Prime plus 2.75%	12/15/2042	$601.8	$601.8	$599.0	0.21%
^Capital Containers LLC	Truck Transportation	Term Loan	Prime plus 2.75%	12/15/2027	21.1	21.1	18.9	0.01%
^Crystal II Auto Glass Inc	Repair and Maintenance	Term Loan	Prime plus 2.75%	12/15/2027	14.1	14.1	12.4	—%
Neville Galvanizing, Inc	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	12/15/2042	625.0	625.0	641.5	0.22%
^JMD Aviation Holdings, LLC	Rental and Leasing Services	Term Loan	Prime plus 2.75%	12/15/2027	468.0	468.0	473.7	0.16%
^Peanut Butter & Co., Inc	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	12/15/2027	210.6	210.6	184.9	0.06%
^KR Calvert & Co, LLC	Transit and Ground Passenger Transportation	Term Loan	Prime plus 2.75%	12/14/2027	446.3	446.3	393.5	0.14%
^Royalty Freight Inc	Truck Transportation	Term Loan	Prime plus 2.75%	12/14/2027	625.9	625.9	549.6	0.19%
^Atlas Geo-Constructors, LLC	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	12/14/2027	284.5	284.5	275.3	0.10%
^Barcade Holdings, LLC, Barcade LLC,& Barcade New Haven LLC	Management of Companies and Enterprises	Term Loan	Prime plus 2.75%	12/14/2027	59.0	59.0	52.8	0.02%
^Heung Kyun Im	Nonstore Retailers	Term Loan	Prime plus 2.75%	12/14/2027	14.5	14.5	12.7	—%
^AADJ Empire Inc and AADJ Galaxy Inc.	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/14/2042	178.8	178.8	181.2	0.06%
^LP Industries Inc. dba Childforms	Plastics and Rubber Products Manufacturing	Term Loan	Prime plus 2.75%	12/14/2027	70.3	70.3	68.6	0.02%
^Beale Street Blues Company Inc.dba B.B. King’s Club-Memphis	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/14/2027	942.9	942.9	834.9	0.29%
^Hana Pastries Enterprises LLC dba Hana Kitchens, Hana Pastries, Inc.	Food Manufacturing	Term Loan	Prime plus 2.75%	12/14/2027	90.3	90.3	89.6	0.03%
^Nichols Fire and Security LLC	Administrative and Support Services	Term Loan	Prime plus 2.75%	12/13/2042	86.3	86.3	89.3	0.03%
^Hardway Inc & AFC Leasing Inc	Rental and Leasing Services	Term Loan	Prime plus 2.75%	12/13/2027	871.8	871.8	765.5	0.27%
^LPB LPB Property Management Inc dba Wilderness View Cabins & Ellijay C	Real Estate	Term Loan	Prime plus 2.75%	12/12/2042	98.6	98.6	107.0	0.04%
^Clore Construction LLC	Heavy and Civil Engineering Construction	Term Loan	Prime plus 2.75%	12/12/2027	433.2	433.2	415.5	0.14%
^Jai Ganeshai LLC, Mahiveera 1 LLC, Mahiveera 2 LLC & KSVP LLC	Gasoline Stations	Term Loan	Prime plus 2.75%	12/12/2027	46.8	46.8	41.1	0.01%
^Big Picture Group LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	12/12/2027	351.0	351.0	321.7	0.11%

See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2018
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Sky Way Enterprises, Inc, A-Liner-8-Aviation, Inc, Kissimmee Aviation	Air Transportation	Term Loan	Prime plus 2.75%	12/12/2027	$468.0	$468.0	$410.9	0.14%
^A-1 Van Services Inc	Transit and Ground Passenger Transportation	Term Loan	Prime plus 2.75%	12/12/2027	673.6	673.6	651.9	0.23%
^The Ohio Valley Group Inc dba Ohio Valley Landscapes & Design	Administrative and Support Services	Term Loan	Prime plus 2.75%	12/12/2027	14.0	14.0	12.8	—%
^Clear Sound Communications, Inc	Administrative and Support Services	Term Loan	Prime plus 2.75%	12/8/2027	3.5	3.5	3.1	—%
^AV Strategy Inc	Rental and Leasing Services	Term Loan	Prime plus 2.75%	12/8/2027	414.1	414.1	389.4	0.14%
^JVLS LLC dba Vaccines 2 Go	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/7/2027	14.0	14.0	12.3	—%
^Kim Howard Corp dba NPN Machine Tools	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	12/7/2042	568.2	568.2	617.2	0.21%
^IHC Hardware Inc.	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	12/6/2042	98.6	98.6	98.7	0.03%
^Driven Powersports, Inc	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	12/6/2027	81.9	81.9	71.9	0.03%
^Earth First Recycling LLC	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	12/6/2027	72.8	72.8	72.9	0.03%
^ODS Inc	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	12/6/2027	45.9	45.9	42.7	0.01%
^Healthcare Interventions, Inc dba Brightstar Healthcare of & Brightstar	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/4/2027	14.0	14.0	12.3	—%
^Oil Palace, Inc.	Performing Arts, Spectator Sports, and Related Industries	Term Loan	Prime plus 2.75%	12/4/2042	976.8	976.8	1,064.4	0.37%
^PS Camping Inc.	Accommodation	Term Loan	Prime plus 2.75%	12/1/2027	18.9	18.9	19.1	0.01%
^Square1 Partners, LLC	Publishing Industries (except Internet)	Term Loan	Prime plus 2.75%	12/1/2027	58.5	58.5	51.4	0.02%
^Utara LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/1/2027	22.0	22.0	20.4	0.01%
^Linda Jean Howard Riley dba The Rusty Bolt	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	12/1/2042	20.7	20.7	22.6	0.01%
^Salud Bar & Grill LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/1/2027	52.6	52.6	46.5	0.02%
^Fortress Verve Inc, Maurice R. Margules and Antonie C. Reinhard	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	11/30/2027	122.0	122.0	122.1	0.04%
^WTI Distribution Inc	Support Activities for Transportation	Term Loan	Prime plus 2.75%	11/30/2027	37.2	37.2	35.3	0.01%
^Frontier Sand LLC	Mining (except Oil and Gas)	Term Loan	Prime plus 2.75%	11/30/2027	479.0	479.0	473.3	0.16%

See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2018
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Create- A- Stitch, Inc	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	11/30/2042	$86.2	$86.2	$92.7	0.03%
^J. Venture Holdings, LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	11/30/2027	11.6	11.6	11.9	—%
^Skin Beauty Bar Inc. and Tameka J. Mathis	Personal and Laundry Services	Term Loan	Prime plus 2.75%	11/30/2027	8.4	8.4	7.6	—%
^OPH Lexington, Inc	Social Assistance	Term Loan	Prime plus 2.75%	11/29/2042	192.8	192.8	210.1	0.07%
^Clearwater Transportation LTD dba Thrifty Car Rental, Dollar Rent A Car	Rental and Leasing Services	Term Loan	Prime plus 2.75%	11/29/2027	160.4	160.4	144.1	0.05%
^Our Playhouse Preschool, LLC	Social Assistance	Term Loan	Prime plus 2.75%	11/29/2042	233.8	233.8	254.8	0.09%
^Amped Coffee Company LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/28/2027	58.2	58.2	60.0	0.02%
^Beacon Brewing LLC and C’ Sons, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/27/2042	125.1	125.1	136.3	0.05%
^Step Up Academy of the Arts, LLC	Educational Services	Term Loan	Prime plus 2.75%	11/22/2027	14.7	14.7	12.9	—%
^Webtez Inc dba Mod Vans	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	11/22/2027	65.1	65.1	57.5	0.02%
^JMD Corporation dba Dart’s True Value	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	11/22/2027	17.4	17.4	16.5	0.01%
^Glencadia Corporation	Personal and Laundry Services	Term Loan	Prime plus 2.75%	11/21/2027	3.5	3.5	3.1	—%
^Grumpy’s Restaurant Company, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/21/2027	66.1	66.1	58.2	0.02%
^Cali Fit Meals	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/21/2027	20.9	20.9	19.9	0.01%
^PB Market LLC dba Pure Barre	Educational Services	Term Loan	Prime plus 2.75%	11/21/2027	100.9	100.9	88.7	0.03%
^N Transport LLC	Truck Transportation	Term Loan	Prime plus 2.75%	11/20/2027	385.5	385.5	338.5	0.12%
^N Transport LLC	Truck Transportation	Term Loan	Prime plus 2.75%	11/20/2042	175.3	175.3	164.3	0.06%
^B Lam LLC	Personal and Laundry Services	Term Loan	Prime plus 2.75%	11/20/2042	178.6	178.6	190.0	0.07%
^Maya Motel, LLC dba Town House Motel	Accommodation	Term Loan	Prime plus 2.75%	11/17/2042	56.2	56.2	61.2	0.02%
^TPE Midstream LLC, Dasham Company dba Sahm Co & S & S Ventures Inc.	Rental and Leasing Services	Term Loan	Prime plus 2.75%	11/17/2027	175.8	175.8	170.7	0.06%
^SSI Refrigerated Express Inc. and Robert M Stallone	Truck Transportation	Term Loan	Prime plus 2.75%	11/17/2027	59.4	59.4	53.4	0.02%
^Jacob’s Towing, Inc.dba Jacob’s Automotive Locksmith & Jacob’s Auto Repair	Support Activities for Transportation	Term Loan	Prime plus 2.75%	11/17/2027	46.5	46.5	42.8	0.01%
^Southern Specialty Contractor, LLC & Ronald David Holbrook Jr.	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	11/17/2027	49.3	49.3	43.7	0.02%

See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2018
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^H & H Hotshot Services, Inc.	Couriers and Messengers	Term Loan	Prime plus 2.75%	11/16/2027	$65.1	$65.1	$59.7	0.02%
^Murf & Sons LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/16/2027	154.7	154.7	138.0	0.05%
^J R Wholesale Tires & Auto Center, LLC	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	11/15/2042	13.3	13.3	14.5	0.01%
^Marcaco LLC	Nonmetallic Mineral Product Manufacturing	Term Loan	Prime plus 2.75%	11/15/2042	651.7	651.7	693.3	0.24%
^Auto Rx LLC,J&P Auto Repair Inc	Repair and Maintenance	Term Loan	Prime plus 2.75%	11/15/2042	193.3	193.3	209.2	0.07%
Paramount Dance Studios Inc. and Homestead Dance Supply	Educational Services	Term Loan	Prime plus 2.75%	10/14/2043	408.5	408.5	432.7	0.15%
^GFA International Inc.	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	11/13/2027	87.2	87.2	89.8	0.03%
^Wing King at the Gardens LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/10/2027	9.1	9.1	8.0	—%
^Linqserv Inc.	Transit and Ground Passenger Transportation	Term Loan	Prime plus 2.75%	11/9/2027	574.1	574.1	548.7	0.19%
^Hofgard & Co, Inc dba Hofgard Benefits and James Marsh	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	11/8/2027	13.8	13.8	12.1	—%
^JNP Delivery Inc	Couriers and Messengers	Term Loan	Prime plus 2.75%	11/7/2027	104.1	104.1	97.5	0.03%
^His Loving Hands Christian Academy, Inc.	Social Assistance	Term Loan	Prime plus 2.75%	11/6/2042	90.4	90.4	96.1	0.03%
^Sterling Campbell Insurance Agency, Inc	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	11/3/2027	7.0	7.0	6.1	—%
^S & S Auto Body Shop Inc.	Repair and Maintenance	Term Loan	Prime plus 2.75%	11/3/2042	162.6	162.6	175.5	0.06%
^Top Quality Dent Service LLC	Repair and Maintenance	Term Loan	Prime plus 2.75%	11/2/2027	5.6	5.6	4.9	—%
^Edge Studios Inc Radiant Yoga LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	11/1/2027	61.6	61.6	55.5	0.02%
^Rachael Reel dba Rachel Reel Insurance Age	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	10/31/2027	6.9	6.9	6.1	—%
^Berza TLG,LLC dba The Little Gym of Lake Charles	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	10/31/2027	39.2	39.2	35.1	0.01%
^The Five Lakes LLC	Educational Services	Term Loan	Prime plus 2.75%	10/30/2042	467.3	467.3	509.2	0.18%
^Die Hard Used Car Sales	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	10/30/2042	55.4	55.4	60.4	0.02%
^Blue Eagle Transport Inc, Golden Eagle Transport, Inc	Couriers and Messengers	Term Loan	Prime plus 2.75%	10/27/2027	34.7	34.7	31.4	0.01%
^Sage Oil LLC	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	10/27/2027	9.2	9.2	8.2	—%
^Ashore Ventures Inc dba PuroClean Professional Restoration	Repair and Maintenance	Term Loan	Prime plus 2.75%	10/27/2027	13.4	13.4	12.2	—%
See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2018
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Cardinal Homes, Inc	Wood Product Manufacturing	Term Loan	Prime plus 2.75%	10/27/2027	$101.0	$101.0	$104.1	0.04%
^Suzie LLC dba Tony D’s Restaurant	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	10/25/2042	86.1	86.1	92.5	0.03%
^White Walker LLC dba Frenchette	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	10/25/2027	258.9	258.9	266.7	0.09%
^Grand Blanc Lanes, Inc.	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	10/25/2027	13.9	13.9	14.3	—%
^Schafer Fisheries Inc	Food Manufacturing	Term Loan	Prime plus 2.75%	10/25/2027	32.3	32.3	33.3	0.01%
^Action Physical Therapy Yoga and Wellness Center Inc.	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	10/24/2027	20.8	20.8	20.4	0.01%
^The Jig, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	10/24/2042	74.8	74.8	79.1	0.03%
^Florida Apnea Diagnostics LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	10/20/2027	146.5	146.5	131.1	0.05%
^Looky Enterprises, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	10/18/2027	61.4	61.4	55.4	0.02%
^Island Refrigeration & AC Inc	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	10/18/2042	138.6	138.6	144.3	0.05%
^H and K Dry Cleaning LLC, Quintero Shopping Center LLC, Aqua Laundry	Electronics and Appliance Stores	Term Loan	8%	10/17/2042	63.3	63.3	69.0	0.02%
^Blueridge Armor LLC	Miscellaneous Manufacturing	Term Loan	Prime plus 2.75%	10/17/2027	7.6	7.6	7.2	—%
^Albas Bar & Grill LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	10/13/2042	44.3	44.3	44.5	0.02%
^Cortez Landscaping, LLC	Administrative and Support Services	Term Loan	Prime plus 2.75%	10/13/2027	17.7	17.7	16.5	0.01%
^Crawfordsville Fitness LLC dba Planet Fitness	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	10/13/2027	114.6	114.6	103.4	0.04%
^On Call Services LLC	Construction of Buildings	Term Loan	Prime plus 2.75%	10/13/2027	16.6	16.6	17.1	0.01%
^JD Ventures LLC and JD Roof Co LLC	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	10/12/2027	20.8	20.8	18.7	0.01%
^Pro Anderson, LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	10/11/2027	49.9	49.9	44.5	0.02%
^Sandbox Ventures LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	10/11/2027	17.3	17.3	17.0	0.01%
^Eye Optique Inc.	Health and Personal Care Stores	Term Loan	Prime plus 2.75%	10/5/2027	13.9	13.9	12.2	—%
^Becky Lou Corp dba Rent A Center	Rental and Leasing Services	Term Loan	Prime plus 2.75%	10/2/2027	84.2	84.2	78.9	0.03%
^Ains Holding Company LLC	Management of Companies and Enterprises	Term Loan	Prime plus 2.75%	10/2/2027	75.8	75.8	68.3	0.02%

See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2018
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Dan Cline Transport Inc.	Truck Transportation	Term Loan	Prime plus 2.75%	9/29/2030	$948.9	$948.9	$864.6	0.30%
^Cagwin Trucking LLC	Truck Transportation	Term Loan	Prime plus 2.75%	9/29/2042	321.7	321.7	344.6	0.12%
^Sashshel Corporation	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/29/2042	209.1	209.1	227.7	0.08%
^Threads of Time LLC	Sporting Goods, Hobby, Musical Instrument, and Book Stores	Term Loan	Prime plus 2.75%	9/29/2042	135.1	135.1	139.1	0.05%
^Harco Metal Products Inc	Primary Metal Manufacturing	Term Loan	Prime plus 2.75%	9/29/2042	483.3	483.3	479.2	0.17%
^Miechella Suzette Decker	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	9/29/2042	98.4	98.4	107.1	0.04%
^Chicago American Manufacturing LLC, Dockside Steel Processing LLC	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	9/29/2042	1,230.3	1,230.3	1,289.0	0.45%
^Pets A Go Go LLC	Personal and Laundry Services	Term Loan	Prime plus 2.75%	9/28/2042	195.5	195.5	206.8	0.07%
^Rhode Island Tennis Management LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	9/28/2042	540.4	540.4	555.3	0.19%
^Nicholson Lumber Co Inc.	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	9/28/2030	202.9	202.9	204.5	0.07%
^Rhode Island Tennis Management LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	9/28/2042	376.3	376.3	386.7	0.13%
^National Media Services, Inc	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	9/28/2027	17.2	17.2	15.1	0.01%
^Complete Care IT LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	9/27/2027	13.5	13.5	11.8	—%
^Technologist Inc	Heavy and Civil Engineering Construction	Term Loan	Prime plus 2.75%	9/27/2027	318.5	318.5	316.0	0.11%
^Rollins Construction & Trucking LLC	Construction of Buildings	Term Loan	Prime plus 2.75%	9/26/2027	312.4	312.4	311.0	0.11%
^Inspirations Food Design, Inc	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/26/2042	460.0	460.0	478.7	0.17%
^KB Waterjet Cutting LLC	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	9/22/2027	9.4	9.4	8.7	—%
^JPS Arthur Kill Rd Bakery Corp dba Aunt Butches of Brooklyn	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/22/2027	20.6	20.6	18.3	0.01%
^Magnation Corporation	Utilities	Term Loan	Prime plus 2.75%	9/22/2027	45.9	45.9	47.2	0.02%
^Sallee Pro-Custom Fabrication Shop LLC	Repair and Maintenance	Term Loan	Prime plus 2.75%	9/21/2027	8.3	8.3	8.5	—%
^Sound Manufacturing, Inc. & Monster Power Equipment, Inc.	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	9/20/2027	183.3	183.3	177.1	0.06%

See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2018
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Alpha Preparatory Academy LLC	Social Assistance	Term Loan	Prime plus 2.75%	9/20/2042	$159.7	$159.7	$163.6	0.06%
^CR Park Incorporated dba Define Body and Mind	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	9/20/2027	92.1	92.1	83.8	0.03%
^Denek Contracting Inc and Denek Leasing LLC	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	9/20/2042	206.3	206.3	224.6	0.08%
^Excel, RP Inc.	Machinery Manufacturing	Term Loan	Prime plus 2.75%	9/20/2027	91.7	91.7	86.3	0.03%
^Max Home Deliveries, Inc	Couriers and Messengers	Term Loan	Prime plus 2.75%	9/20/2027	74.1	74.1	69.1	0.02%
^Montessori Community School	Social Assistance	Term Loan	Prime plus 2.75%	9/20/2042	387.8	387.8	390.9	0.14%
^Imagine By Carleen, Inc.	Personal and Laundry Services	Term Loan	Prime plus 2.75%	9/20/2027	6.9	6.9	6.8	—%
^NY Tent LLC & NY Tent Parent, LLC dba Tent Company of New York	Rental and Leasing Services	Term Loan	Prime plus 2.75%	9/20/2027	942.4	942.4	917.5	0.32%
^Alexander Pierce Corporation	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	9/20/2042	613.6	613.6	632.7	0.22%
^Commonwealth Diagnostics International, Inc	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	9/20/2027	1,104.2	1,104.2	1,136.0	0.40%
^Insight Diagnostic Technologist Services	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	9/20/2027	278.4	278.4	254.6	0.09%
^Venus Pizza, Inc.	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/20/2042	90.4	90.4	98.4	0.03%
^CIS BIG DOG, LLC	Administrative and Support Services	Term Loan	Prime plus 2.75%	9/19/2027	56.9	56.9	58.1	0.02%
^Stone’s Construction and Remodeling, LLC	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	9/19/2027	4.8	4.8	4.2	—%
^Party By Design Inc.	Personal and Laundry Services	Term Loan	Prime plus 2.75%	9/18/2042	1,190.5	1,190.5	1,216.5	0.42%
^Clark Realty LLC	Real Estate	Term Loan	Prime plus 2.75%	9/15/2027	58.6	58.6	54.8	0.02%
^Inglis Food Mart Inc.	Food and Beverage Stores	Term Loan	Prime plus 2.75%	9/15/2027	20.6	20.6	21.0	0.01%
^Clinton Food Market LLC	Gasoline Stations	Term Loan	Prime plus 2.75%	9/15/2042	257.9	257.9	266.7	0.09%
^Li Family Spokane LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/15/2042	377.8	377.8	402.2	0.14%
^Tarleton & Family Landscaping, LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	9/15/2027	76.8	76.8	69.8	0.02%
^Alaska Motor Home Inc	Rental and Leasing Services	Term Loan	Prime plus 2.75%	9/13/2027	304.0	304.0	266.6	0.09%
^Nails By Mercede LLC	Personal and Laundry Services	Term Loan	Prime plus 2.75%	9/13/2027	13.1	13.1	12.4	—%
^Fox Valley Rentals & Investments, LLC	Food Services and Drinking Places	Term Loan	Prime plus 3.75%	9/13/2027	6.9	6.9	7.0	—%

See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2018
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Town & Country Transportation Co. and Popco, LLC.	Transit and Ground Passenger Transportation	Term Loan	Prime plus 2.75%	9/12/2042	$165.8	$165.8	$180.5	0.06%
^Rajbai Maa Inc. dba Nara Lounge	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/12/2042	381.9	381.9	383.4	0.13%
^Morgan Lynn Kerstetter dba Catherine School of Dance	Performing Arts, Spectator Sports, and Related Industries	Term Loan	Prime plus 2.75%	9/11/2027	6.9	6.9	7.1	—%
^Health & Performance Center, LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	9/11/2027	18.7	18.7	16.4	0.01%
^Foxtail, LLC and Tottly New Services Corp	Social Assistance	Term Loan	Prime plus 2.75%	9/8/2042	286.2	286.2	296.9	0.10%
^Desert Ribs, LLC and Famous Charlie, LLC and Famous Freddie, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/8/2042	1,233.2	1,233.2	1,206.1	0.42%
^Echelon Planning Group, LLC dba Echelon Financial Services and Echelon	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	9/8/2027	6.9	6.9	6.9	—%
^Crazy Beatz Productions LLC	Motion Picture and Sound Recording Industries	Term Loan	Prime plus 3.75%	9/7/2027	4.9	4.9	4.6	—%
^South Fulton Landscape & Nursery, Inc.	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	9/7/2042	98.4	98.4	107.2	0.04%
^Dreaming Big Learning Center Inc	Social Assistance	Term Loan	Prime plus 2.75%	9/5/2042	364.1	364.1	377.4	0.13%
^Big Coop’s Trucking LLC	Truck Transportation	Term Loan	Prime plus 2.75%	9/1/2027	91.7	91.7	87.9	0.03%
^Blue EagleTransport Inc, Greeneagle Transport Inc & Golden Eagle Transport	Couriers and Messengers	Term Loan	Prime plus 2.75%	8/31/2027	349.9	349.9	316.4	0.11%
^The Pink Alli, LLC dba The Alli	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	8/30/2027	16.4	16.4	15.0	0.01%
^Busby Outdoor LLC	Real Estate	Term Loan	Prime plus 2.75%	8/29/2042	540.2	540.2	506.6	0.18%
^Busby Outdoor LLC	Real Estate	Term Loan	Prime plus 2.75%	8/29/2042	687.6	687.6	644.9	0.22%
^Parlay Disributors LLC	Educational Services	Term Loan	Prime plus 2.75%	8/25/2027	102.5	102.5	91.4	0.03%
^Lake County Tow LLC	Support Activities for Transportation	Term Loan	Prime plus 2.75%	8/25/2042	85.9	85.9	88.5	0.03%
^InUSA Ventures Inc dba InUSA Services	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	Term Loan	Prime plus 2.75%	8/24/2027	22.8	22.8	20.0	0.01%
^Genuine Ventures LLC and Seaweed Ventures LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	8/24/2030	524.6	524.6	502.4	0.17%
^R & R Strength & Conditioning Corp dba Crossfit Light House Point	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	8/23/2042	81.1	81.1	88.3	0.03%

See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2018
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Delicias de Minas Restaurant, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	8/22/2027	$188.0	$188.0	$187.8	0.07%
^L&V Auto Sales, Inc.	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	8/21/2027	16.4	16.4	16.9	0.01%
^M.E. Interiors LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	8/21/2027	15.0	15.0	13.2	—%
^Damiano Global Corp	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	8/21/2027	20.5	20.5	19.7	0.01%
^Tier1 Solutions LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	8/18/2027	17.1	17.1	15.7	0.01%
^Tony Herring & Associates, Inc	Furniture and Home Furnishings Stores	Term Loan	Prime plus 2.75%	8/17/2027	6.8	6.8	6.0	—%
^Chester’s World Enterprise LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	8/16/2027	20.5	20.5	18.8	0.01%
^D’Amato & Sons Construction, Inc.	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	8/11/2027	7.5	7.5	7.0	—%
^Roundhay Partners LLC and Roundhay Farming LLC	Crop Production	Term Loan	Prime plus 2.75%	8/8/2042	902.1	902.1	853.8	0.30%
^L & J Corporate Services Inc	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	8/4/2027	6.8	6.8	6.0	—%
^Furniture Masters Limited Liability Company	Repair and Maintenance	Term Loan	Prime plus 2.75%	8/3/2027	8.2	8.2	7.2	—%
^HMG Strategy LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	8/2/2027	45.5	45.5	39.9	0.01%
^Bowl Mor LLC dba Bowl Mor Lanes	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	7/31/2027	6.8	6.8	5.9	—%
^Hope Health Care, LLC	Nursing and Residential Care Facilities	Term Loan	Prime plus 2.75%	7/31/2027	9.5	9.5	8.3	—%
^Royal Blue Investments, Inc. and Cleland Pharmacy LLC	Health and Personal Care Stores	Term Loan	Prime plus 2.75%	7/31/2042	51.9	51.9	55.6	0.02%
^Raffi’s Inc dba Atlantic Auto Center	Repair and Maintenance	Term Loan	Prime plus 2.75%	7/31/2027	12.9	12.9	13.1	—%
^Sharon G McMillen, MA Psychologist, Inc.	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	7/28/2027	16.8	16.8	14.8	0.01%
^HQTRONIC LLC	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	7/27/2027	20.4	20.4	17.8	0.01%
^Oberon IT, Inc.	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	7/26/2027	197.9	197.9	184.6	0.06%
^Gilles Peress Studio LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	7/25/2027	56.6	56.6	49.6	0.02%

See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2018
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Obok LLC	Food Manufacturing	Term Loan	Prime plus 2.75%	7/21/2027	$10.9	$10.9	$10.3	—%
^Ocean Trans LLC	Truck Transportation	Term Loan	Prime plus 2.75%	7/21/2027	33.9	33.9	29.7	0.01%
^Lil Tots’ Learning Center LLC	Social Assistance	Term Loan	Prime plus 2.75%	7/21/2042	46.6	46.6	48.0	0.02%
^Matrix Z LLC	Nonmetallic Mineral Product Manufacturing	Term Loan	Prime plus 3.75%	7/19/2027	6.8	6.8	7.1	—%
^Nova Solutions, Inc.	Furniture and Related Product Manufacturing	Term Loan	Prime plus 2.75%	7/19/2027	22.6	22.6	22.6	0.01%
^Aitheras Aviation Group, LLC (OH) , Aitheras Aviation Group, LLC (FL)	Air Transportation	Term Loan	Prime plus 2.75%	7/18/2027	745.9	745.9	658.8	0.23%
^Wildflour Bakery & Cafe, LLC	Food Manufacturing	Term Loan	Prime plus 2.75%	7/17/2027	20.3	20.3	20.9	0.01%
^Koep Companies dba Pipestone True value	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	7/14/2042	319.9	319.9	324.0	0.11%
^Florida Home and Kitchen LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	7/14/2027	10.9	10.9	9.5	—%
^Rocks Auto Exchange LLC	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	7/13/2027	13.6	13.6	11.9	—%
^McCord Holdings, Inc. dba Fast Signs 176101	Administrative and Support Services	Term Loan	Prime plus 2.75%	7/7/2027	17.0	17.0	15.2	0.01%
^Thrifty Market Inc dba Thrifty Foods	Food and Beverage Stores	Term Loan	Prime plus 2.75%	7/6/2027	92.9	92.9	85.5	0.03%
^The Country House Restaurant, LLC and Pelton Real Estate, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/30/2042	48.9	48.9	53.3	0.02%
^Qycell Corporation	Plastics and Rubber Products Manufacturing	Term Loan	Prime plus 2.75%	6/30/2027	68.5	68.5	71.0	0.02%
^J. T. O’Neill Company, L.L.C	Real Estate	Term Loan	Prime plus 2.75%	6/30/2027	13.5	13.5	12.4	—%
^Hamilton & Associates Real Estate and Investments Firm LLC	Real Estate	Term Loan	Prime plus 2.75%	6/30/2042	52.9	52.9	56.9	0.02%
^New Chicago Wholesale Bakery Inc.	Food Manufacturing	Term Loan	Prime plus 2.75%	6/30/2027	13.5	13.5	13.5	—%
^BQRS, Inc. DBA Gresham Meineke Car Care Center	Repair and Maintenance	Term Loan	Prime plus 2.75%	6/30/2027	56.1	56.1	52.6	0.02%
^JWH Designs, LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	6/30/2027	95.4	95.4	88.1	0.03%
^Veola’s Day Spa and Wellness Center Inc.	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	6/30/2027	8.2	8.2	7.8	—%
^J&M Civil Construction Services LLC	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	6/30/2027	89.9	89.9	83.0	0.03%
See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2018
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Best Bees Company	Animal Production and Aquaculture	Term Loan	Prime plus 2.75%	6/29/2027	$20.2	$20.2	$18.7	0.01%
^Stiegelbauer Associates Inc.	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	6/29/2027	278.0	278.0	288.4	0.10%
^Oakhill Farms, LLC	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	6/29/2030	93.1	93.1	98.0	0.03%
^Greensboro Plastic Surgical Associates, PA	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	6/29/2042	565.8	565.8	600.4	0.21%
^Malhame & Company Publishers & Importers Inc.	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	6/29/2027	80.9	80.9	74.8	0.03%
^Intellixion LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	6/29/2027	3.4	3.4	3.1	—%
^Ocean Trans LLC and Dehal Trucking LLC	Truck Transportation	Term Loan	Prime plus 2.75%	6/29/2027	541.1	541.1	499.8	0.17%
^Foxhop Fitness, LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	6/28/2027	83.6	83.6	77.9	0.03%
^Akal Express Inc. dba Truck Trailer Service Stop	Repair and Maintenance	Term Loan	Prime plus 2.75%	6/28/2042	58.7	58.7	64.1	0.02%
^Old Dominion Transportation Group, Inc.	Transit and Ground Passenger Transportation	Term Loan	Prime plus 2.75%	6/28/2027	909.2	909.2	855.7	0.30%
^Citibin, Inc.	Furniture and Related Product Manufacturing	Term Loan	Prime plus 2.75%	6/27/2027	112.3	112.3	103.7	0.04%
^Auxiliary Systems Inc.,Sharrick Company, LLC & KMN, LLC	Transportation Equipment Manufacturing	Term Loan	Prime plus 2.75%	6/27/2030	228.3	228.3	236.6	0.08%
^WB Cleaners Inc. DBA $2.75 Cleaners	Personal and Laundry Services	Term Loan	Prime plus 2.75%	6/27/2027	14.7	14.7	15.3	0.01%
^Ains Holding Company, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/26/2027	1,056.4	1,056.4	992.7	0.35%
^Four Seasons Laser Center Inc.	Personal and Laundry Services	Term Loan	Prime plus 2.75%	6/26/2042	213.6	213.6	227.6	0.08%
^Northern Industries, LLC	Miscellaneous Manufacturing	Term Loan	Prime plus 2.75%	6/23/2042	56.5	56.5	62.5	0.02%
^Rustic LLC	Personal and Laundry Services	Term Loan	Prime plus 2.75%	6/23/2042	15.9	15.9	15.8	0.01%
^Vella Construction Enterprises, Inc. dba Vella Construction	Construction of Buildings	Term Loan	Prime plus 2.75%	6/23/2027	20.2	20.2	18.7	0.01%
^Birches Group, LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	6/22/2027	44.9	44.9	41.5	0.01%
^Sanabi Investment ,,LLC dba Oscar’s Moving and Storage	Truck Transportation	Term Loan	Prime plus 2.75%	6/20/2027	110.0	110.0	105.7	0.04%
^Scarlet Spartan Inc.dba FastSigns of Brighton	Administrative and Support Services	Term Loan	Prime plus 2.75%	6/19/2027	50.0	50.0	47.0	0.02%
^Don G. Timpton DDS & Associates PA and Indsaad Properties,LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	6/16/2042	391.7	391.7	406.8	0.14%

See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2018
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^JAM Media Solutions, LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	6/15/2027	$56.1	$56.1	$51.8	0.02%
^All Regional Recyclers of Wood LLC dba ARROW, Superior Carting, LLC	Waste Management and Remediation Services	Term Loan	Prime plus 2.75%	6/15/2042	304.0	304.0	321.8	0.11%
^Tele Tax Express Inc., El Rancho Paiso, LLC and Nestor Romero	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	6/14/2042	90.5	90.5	98.5	0.03%
^ESA 365 Corp and Lucathor Realty LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	6/14/2042	22.0	22.0	23.7	0.01%
^Susan Hughes dba Aloha Junction B and B	Accommodation	Term Loan	Prime plus 2.75%	6/14/2042	60.7	60.7	67.2	0.02%
^Hull’s Kitchen, LLC and HK Too, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/14/2042	94.3	94.3	104.1	0.04%
^Yachting Solutions LLC	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	6/12/2027	106.7	106.7	105.2	0.04%
^Refoleen Inc dba Spice and Tea Exchange	Food and Beverage Stores	Term Loan	Prime plus 2.75%	6/8/2027	3.2	3.2	2.9	—%
^Earth First Recycling, LLC and 191 Clark Road, LLC	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	6/5/2027	338.0	338.0	347.6	0.12%
^Skydive California, LLC	Educational Services	Term Loan	Prime plus 2.75%	6/2/2027	50.1	50.1	51.9	0.02%
^SCW, LLC dba Arthur Murray Dance Studio	Educational Services	Term Loan	Prime plus 2.75%	6/2/2042	142.8	142.8	152.4	0.05%
^Speaker City, Inc.and Speaker Town, LLC dba Rollin Thunder	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	6/1/2042	44.6	44.6	48.2	0.02%
^Impact Grounds Maintenance and Design, Inc.dba Impact Landscaping and	Administrative and Support Services	Term Loan	Prime plus 2.75%	5/31/2042	77.6	77.6	85.0	0.03%
^Funtime, LLC and Universal Entertainment Group LLC	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	5/31/2027	59.2	59.2	55.4	0.02%
^Ricnet III, Inc. dba Edible Arrangements	Food and Beverage Stores	Term Loan	Prime plus 2.75%	5/31/2027	13.2	13.2	12.4	—%
^Haroon Baig,Inc.dba US1 Petrol	Gasoline Stations	Term Loan	Prime plus 2.75%	5/31/2042	257.8	257.8	285.3	0.10%
^Sage Oil LLC	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	5/31/2027	20.1	20.1	18.7	0.01%
^Chet Lemon Enterprises LLC dba All American Sports	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	5/26/2042	774.0	774.0	856.5	0.30%
^Mitchell Auto Repair, LLC and and C&M Mitchell, LLC	Repair and Maintenance	Term Loan	Prime plus 2.75%	5/26/2042	191.0	191.0	206.9	0.07%
^Eagle Wood Works LLC	Furniture and Related Product Manufacturing	Term Loan	Prime plus 2.75%	5/26/2027	10.7	10.7	10.3	—%
^Hurricane Group, Inc.	Other Information Services	Term Loan	Prime plus 2.75%	5/26/2027	66.9	66.9	61.8	0.02%
^Swantown Inn & Spa LLC	Accommodation	Term Loan	Prime plus 2.75%	5/26/2042	124.2	124.2	136.4	0.05%

See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2018
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Beyond Waves A Unique Salon LLC and Lori Ann Carlson	Personal and Laundry Services	Term Loan	Prime plus 2.75%	5/25/2027	$13.4	$13.4	$12.5	—%
^Jung Design Inc.	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	5/25/2027	8.0	8.0	7.4	—%
^Locavore LLC dba Paloma Restaurant	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	5/25/2027	44.6	44.6	42.3	0.01%
^Abdul Naushad MD PC dba Advanced Pain Centers	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	5/25/2042	384.6	384.6	418.5	0.15%
^Innovim, LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	5/24/2027	300.9	300.9	277.9	0.10%
^Gill Express Inc. and Gill Express 2 LLC	Repair and Maintenance	Term Loan	Prime plus 2.75%	5/23/2042	330.9	330.9	350.4	0.12%
^Prestige Construction of Florida, LLC	Construction of Buildings	Term Loan	Prime plus 2.75%	5/23/2042	328.6	328.6	344.2	0.12%
^GEM2K, LLC dba Precision Precast Group	Miscellaneous Manufacturing	Term Loan	Prime plus 2.75%	5/19/2027	145.9	145.9	138.9	0.05%
^Hayden Trucking LLC	Truck Transportation	Term Loan	Prime plus 2.75%	5/19/2027	210.1	210.1	205.6	0.07%
^Tres K Deli,Grocery,Fruit and Meat Inc.	Food and Beverage Stores	Term Loan	Prime plus 2.75%	5/19/2027	7.4	7.4	7.2	—%
^Iron Men Home Repair, Inc. and Ironmen House Lifting Inc.	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	5/19/2042	568.9	568.9	611.3	0.21%
^Enfield Tractor & Equipment Co	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	5/19/2027	264.6	264.6	264.9	0.09%
^PS Camping, Inc. dba Prospectors RV Resort	Accommodation	Term Loan	Prime plus 2.75%	5/19/2042	253.7	253.7	279.9	0.10%
^Mr. B’s Bicycles & Mopeds, Inc.	Sporting Goods, Hobby, Musical Instrument, and Book Stores	Term Loan	Prime plus 2.75%	5/18/2042	143.3	143.3	153.4	0.05%
^Waterford Plumbing Co, Inc.	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	5/18/2027	44.6	44.6	41.7	0.01%
^Bay Car Wash LLC	Repair and Maintenance	Term Loan	Prime plus 2.75%	5/18/2042	117.9	117.9	126.9	0.04%
^Computech Computers Inc.	Educational Services	Term Loan	Prime plus 2.75%	5/17/2027	44.6	44.6	41.2	0.01%
^Arco Electrical Contractors Inc. dba Arco Construction Group	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	5/16/2027	320.8	320.8	311.4	0.11%
^Batter & Company,LLC dba Batter Co. Dessert Collection	Food and Beverage Stores	Term Loan	Prime plus 2.75%	5/16/2027	47.9	47.9	45.0	0.02%
^5 Stars Learning Center Inc	Social Assistance	Term Loan	Prime plus 2.75%	5/16/2042	60.4	60.4	64.7	0.02%
^Band Sawn Lumber,LLC and Nathan Ryan Adams	Wood Product Manufacturing	Term Loan	Prime plus 2.75%	5/15/2042	111.1	111.1	117.3	0.04%
^Sanderson Distribution Inc.	Truck Transportation	Term Loan	Prime plus 2.75%	5/12/2027	9.4	9.4	8.7	—%
^Keys Armored Express, Inc.	Administrative and Support Services	Term Loan	Prime plus 2.75%	5/12/2027	35.7	35.7	34.0	0.01%

See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2018
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^SG Linke LLC	Clothing and Clothing Accessories Stores	Term Loan	Prime plus 2.75%	5/12/2027	$74.2	$74.2	$77.0	0.03%
^B G F Bobby Q’s Inc	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	5/11/2027	6.7	6.7	6.8	—%
^Estelle Finkel Educational Associates,LLC	Educational Services	Term Loan	Prime plus 2.75%	5/11/2027	107.8	107.8	99.6	0.03%
^Labmates,LLC	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	5/10/2027	89.2	89.2	89.1	0.03%
^NHS, LLC	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	5/9/2027	78.9	78.9	75.3	0.03%
^1872 Rosecrans, LLC dba Goodbar	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	5/9/2027	57.0	57.0	52.9	0.02%
^NHS, LLC	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	5/9/2042	21.4	21.4	21.8	0.01%
^Innovation Transport, LLC	Truck Transportation	Term Loan	Prime plus 2.75%	5/9/2027	69.5	69.5	69.4	0.02%
^Arclay, LLC	Nonmetallic Mineral Product Manufacturing	Term Loan	Prime plus 2.75%	5/5/2030	137.1	137.1	134.3	0.05%
^Benchmark Building, Inc.	Construction of Buildings	Term Loan	Prime plus 2.75%	5/5/2027	20.1	20.1	18.5	0.01%
^Cable Management LLC	Waste Management and Remediation Services	Term Loan	Prime plus 2.75%	5/3/2027	51.1	51.1	50.5	0.02%
^Fine Arts Center of Easley, Inc. dba Midtown Music	Sporting Goods, Hobby, Musical Instrument, and Book Stores	Term Loan	Prime plus 2.75%	5/2/2042	114.0	114.0	126.1	0.04%
^Zahmel Restaurant Suppliers Corp dba Cash & Carry; Zahners Hardware	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	4/28/2027	79.6	79.6	74.2	0.03%
^Love and Glory Learning Center, Inc.	Social Assistance	Term Loan	Prime plus 2.75%	4/28/2042	76.1	76.1	80.9	0.03%
^Georgia Productions Services LLC	Rental and Leasing Services	Term Loan	Prime plus 2.75%	4/28/2027	80.8	80.8	78.3	0.03%
^JMA Inc. dba Primecut and Mezzo; Primecut at Marquee	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	4/27/2042	216.8	216.8	239.9	0.08%
^Sneads Ferry Foods, Inc. dba DQ Grill & Chill	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	4/27/2042	611.4	611.4	648.4	0.23%
^Asheville’s Fun Depot, LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	4/26/2027	77.4	77.4	80.3	0.03%
^Resident Research, LLC	Other Information Services	Term Loan	Prime plus 2.75%	4/24/2027	78.0	78.0	72.1	0.03%
^Getting Even LLC dba The Zoo Health Club	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	4/21/2027	6.6	6.6	6.3	—%
^Ralph’s Hair Salon, Inc.	Personal and Laundry Services	Term Loan	Prime plus 2.75%	4/21/2042	48.8	48.8	52.7	0.02%

See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2018
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^M.E. Interiors LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	4/20/2027	$123.2	$123.2	$113.8	0.04%
^Condron Brothers LLC DBA Luv 2 Play	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	4/19/2027	105.8	105.8	101.5	0.04%
^Bloomer Machine & Fab, Inc and Dale Stertz Properties	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	4/13/2042	200.4	200.4	218.5	0.08%
^Carpeteria (Markarian) Co.	Furniture and Home Furnishings Stores	Term Loan	Prime plus 2.75%	4/13/2027	117.4	117.4	120.8	0.04%
^Butternuts Beer and Ale LLC	Beverage and Tobacco Product Manufacturing	Term Loan	Prime plus 2.75%	4/12/2027	65.3	65.3	67.7	0.02%
^Citizens Lanes, LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	3/31/2042	608.5	608.5	672.7	0.23%
^Shelter Harbor Inn, Inc.	Accommodation	Term Loan	Prime plus 2.75%	3/31/2042	202.6	202.6	224.0	0.08%
^The Altitude Group, LLC and Core Home Security, LLC	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	3/31/2027	43.4	43.4	40.0	0.01%
^MIT LLC	Publishing Industries (except Internet)	Term Loan	Prime plus 2.75%	3/31/2042	85.4	85.4	94.5	0.03%
^Bear Trail Lodge LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	3/31/2042	539.5	539.5	592.7	0.21%
^Landmark Ventures USA, Inc.	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	Term Loan	Prime plus 2.75%	3/31/2027	165.0	165.0	152.2	0.05%
^Golden Hen Inc. dba Cafe	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/31/2027	57.0	57.0	53.1	0.02%
^Applied Integrated Technologies, Inc.	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	3/31/2027	110.1	110.1	101.5	0.04%
^Signature Rooms, Inc dba Gallery Furniture	Furniture and Home Furnishings Stores	Term Loan	Prime plus 2.75%	3/30/2042	484.1	484.1	533.5	0.19%
^KWG Industries LLC dba Peterson & Marsh Metal Industries	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	3/30/2027	26.4	26.4	26.9	0.01%
^Sea Smoke Barbeque, Corp and Danwen LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/30/2042	230.9	230.9	247.9	0.09%
^Schafer Fisheries Inc.	Food Manufacturing	Term Loan	Prime plus 2.75%	3/30/2042	242.4	242.4	268.0	0.09%
^Discount Price, LLC dba Robert’s Market	Gasoline Stations	Term Loan	Prime plus 2.75%	3/29/2042	201.4	201.4	217.7	0.08%
^Douglas K. Soderblom . dba Loma Linda Optometry	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	3/29/2027	88.0	88.0	84.3	0.03%
^Gauri Hospitality Group LLC dba Microtel Inns & Suites by Wyndham	Accommodation	Term Loan	Prime plus 2.75%	3/29/2042	1,031.5	1,031.5	1,136.2	0.40%
^First Sail Group Inc. and Omen Board Industires LLC	Nonstore Retailers	Term Loan	Prime plus 2.75%	3/29/2027	17.6	17.6	17.1	0.01%

See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2018
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^H and H Hotshot Services, Inc. dba AA Hotshot & Logistics	Couriers and Messengers	Term Loan	Prime plus 2.75%	3/29/2030	$89.6	$89.6	$84.1	0.03%
^New England Country Day School, Inc. and Thomas D. Walker	Social Assistance	Term Loan	Prime plus 2.75%	3/28/2042	362.6	362.6	388.6	0.14%
^American Pharmaceutical Innovation Company, LLC	Chemical Manufacturing	Term Loan	Prime plus 2.75%	3/28/2027	26.4	26.4	24.4	0.01%
^Pecos Entertainment LLC dba State Theater and Pecos Inn LLC	Motion Picture and Sound Recording Industries	Term Loan	Prime plus 2.75%	3/27/2042	400.7	400.7	443.0	0.15%
^Heil & Hornik LLC dba Elysium Tennis	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	3/27/2042	907.1	907.1	968.8	0.34%
^Robert Dixon PA dba Law Offices of Robert Dixon	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	3/24/2042	416.2	416.2	458.8	0.16%
^Ericon Inc. dba Quik Pik	Gasoline Stations	Term Loan	Prime plus 2.75%	3/24/2027	55.0	55.0	55.4	0.02%
^Executive Fitness & Nutrition Inc.	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	3/23/2027	18.0	18.0	18.4	0.01%
^Denton Bio Fuels LLC and American Bio Source LLC	Waste Management and Remediation Services	Term Loan	Prime plus 2.75%	3/23/2027	52.1	52.1	50.3	0.02%
^Color Graphic Press, Inc.	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	3/23/2027	105.6	105.6	109.4	0.04%
^JBK Truck Trailer and Bus Inc.	Repair and Maintenance	Term Loan	Prime plus 2.75%	3/23/2042	86.6	86.6	92.5	0.03%
^Baton Rouge Cargo Services Inc. and 6507 Westport, LLC	Truck Transportation	Term Loan	Prime plus 2.75%	3/22/2042	628.0	628.0	683.9	0.24%
^Vehicle Safety Supply LLC	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	3/21/2027	19.8	19.8	18.3	0.01%
^J Sivilis LLC dba Pet Wants	Personal and Laundry Services	Term Loan	Prime plus 2.75%	3/17/2027	10.8	10.8	10.2	—%
^Texcor, Inc.dba Texas Corral,Texas Coral Restaurants II, Inc.	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/16/2027	264.0	264.0	273.5	0.10%
^The Purple Cow House of Pancake Inc	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/16/2042	156.9	156.9	173.4	0.06%
^Reservoir International LLC	Educational Services	Term Loan	Prime plus 2.75%	3/16/2027	87.5	87.5	85.6	0.03%
^1MTX LLC and Sunrise Transportation and Logistics, LLC and Mustafa M	Truck Transportation	Term Loan	Prime plus 2.75%	3/13/2027	603.3	603.3	556.4	0.19%
^Dwayne Bernard Tate	Truck Transportation	Term Loan	Prime plus 2.75%	3/10/2027	9.2	9.2	8.9	—%
^Elegant Occasions, LLC dba E Productions	Personal and Laundry Services	Term Loan	Prime plus 2.75%	3/10/2042	575.3	575.3	616.6	0.21%
^E & P Holdings 1 LLC and Evans & Paul Unlimited Corp. and Evans & Paul	Nonmetallic Mineral Product Manufacturing	Term Loan	Prime plus 2.75%	3/9/2027	109.9	109.9	103.2	0.04%
See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2018
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Anthony LLC dba Star of Woodward Market	Food and Beverage Stores	Term Loan	Prime plus 2.75%	3/9/2042	$112.5	$112.5	$124.3	0.04%
^Allegro Assisted Living Of Texas	Nursing and Residential Care Facilities	Term Loan	Prime plus 2.75%	3/6/2027	84.5	84.5	87.5	0.03%
^Robbie E. Bakery and Cafe LLC	Food and Beverage Stores	Term Loan	Prime plus 2.75%	3/3/2027	56.4	56.4	52.0	0.02%
^Podium Auto Sales Inc and RRS Property, LLC	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	3/3/2042	88.6	88.6	94.5	0.03%
^Weeping Willow Kennels, Inc and Aileen N Black	Personal and Laundry Services	Term Loan	Prime plus 2.75%	2/28/2042	136.6	136.6	147.8	0.05%
^SSI Refrigerated Express Inc. and Robert M Stallone dba SSI Express	Truck Transportation	Term Loan	Prime plus 2.75%	2/28/2027	205.8	205.8	189.8	0.07%
^Getting Even LLC dba The Zoo Health Club	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	2/28/2027	84.1	84.1	80.0	0.03%
^Total Document Solutions Inc and,TDS Services, LLC	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	2/27/2030	285.1	285.1	279.5	0.10%
^McNally Enterprises Inc.	Administrative and Support Services	Term Loan	Prime plus 2.75%	2/27/2027	56.8	56.8	54.0	0.02%
^Teracore Inc.	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	2/27/2027	143.0	143.0	131.9	0.05%
^B & J Bicycle Shop Inc.	Sporting Goods, Hobby, Musical Instrument, and Book Stores	Term Loan	Prime plus 2.75%	2/24/2027	8.4	8.4	8.7	—%
^3W Enterprises LLC	Textile Product Mills	Term Loan	Prime plus 2.75%	2/24/2042	63.8	63.8	69.7	0.02%
^TMJ Pizza Mesa LLC dba Rosati’s Pizza Restaurant	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/24/2027	93.9	93.9	92.2	0.03%
^Victorian Restaurant and Tavern, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/22/2042	104.8	104.8	110.7	0.04%
^DER Services, LLC dba A.K.A. Sports	Sporting Goods, Hobby, Musical Instrument, and Book Stores	Term Loan	Prime plus 2.75%	2/17/2042	39.1	39.1	43.2	0.02%
^Bike Slug, LLC, Bike Slug Holdings Inc. and Seven Rivers Group, LLC	Repair and Maintenance	Term Loan	Prime plus 2.75%	2/17/2027	17.0	17.0	15.7	0.01%
^Ameritube, LLC and Ravone Properties, LLC	Primary Metal Manufacturing	Term Loan	Prime plus 2.75%	2/14/2042	180.7	180.7	199.8	0.07%
^R&S Barnes Enterprises, Inc. dba Massage Envy Spa	Personal and Laundry Services	Term Loan	Prime plus 2.75%	2/10/2027	81.9	81.9	76.2	0.03%
^Baton Rouge Cargo Services Inc. and 2808 Court Street, LLC	Truck Transportation	Term Loan	Prime plus 2.75%	2/10/2042	241.3	241.3	262.9	0.09%
^Sushiya Inc.	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/10/2027	16.4	16.4	15.5	0.01%
^Maximo Canot dba Wash and Dry Laundrymat	Personal and Laundry Services	Term Loan	Prime plus 2.75%	2/10/2042	134.3	134.3	146.5	0.05%

See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2018
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Marvic Enterprises Inc dba Jordan’s Liquor	Food and Beverage Stores	Term Loan	Prime plus 2.75%	2/10/2042	$213.6	$213.6	$231.6	0.08%
^Harrison Logging Company LLC	Forestry and Logging	Term Loan	Prime plus 2.75%	2/9/2027	92.8	92.8	89.3	0.03%
^8 Minute Oil Change Auto Repair & Tire Center and Jumir L.L.C.	Repair and Maintenance	Term Loan	Prime plus 2.75%	2/7/2042	320.7	320.7	339.0	0.12%
^DBMS Consulting, Inc.	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	2/1/2042	180.4	180.4	190.8	0.07%
^Brandco, LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	1/31/2027	37.9	37.9	35.0	0.01%
^Chidlren’s House Learning, Inc and Tarps Investment Group	Social Assistance	Term Loan	Prime plus 2.75%	1/31/2042	313.3	313.3	335.5	0.12%
^Fave Realty Inc.	Real Estate	Term Loan	Prime plus 2.75%	1/30/2042	53.1	53.1	57.3	0.02%
^Return to Excellence Inc	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	1/27/2027	15.6	15.6	16.2	0.01%
^House of Bread & Coffee Corp dba Casa Do Pao	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	1/27/2042	169.9	169.9	176.2	0.06%
^ZMKNY Tires Inc dba Houston International Tires	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	1/27/2042	104.9	104.9	116.0	0.04%
^SRC Publishing LLC	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	Term Loan	Prime plus 2.75%	1/27/2027	19.5	19.5	18.0	0.01%
^Fox Valley Rentals & Investments LLC and Brian M Tomaszewski	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	1/20/2042	41.4	41.4	44.1	0.02%
^Rhone Wolf Vineyard LLC, Goldline Brands Inc. and Myka Cellars, Inc.	Beverage and Tobacco Product Manufacturing	Term Loan	Prime plus 2.75%	1/19/2030	232.5	232.5	228.6	0.08%
^Jolibe LLC and Jolibe Atelier LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	1/18/2027	9.1	9.1	8.6	—%
^Eickmann Management Group LLC dba Jimmy Johns of Dundee	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	1/17/2027	86.4	86.4	88.2	0.03%
^Fullbro Trust dba Menemsha Blues	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	1/13/2027	19.5	19.5	20.2	0.01%
^Ramjay Inc.	Transit and Ground Passenger Transportation	Term Loan	Prime plus 2.75%	1/13/2027	389.8	389.8	375.4	0.13%
^Echelon Enterprises, Inc	Sporting Goods, Hobby, Musical Instrument, and Book Stores	Term Loan	Prime plus 2.75%	1/10/2027	43.4	43.4	44.9	0.02%
^Fort Smith Wings Inc. dba Wing Stop	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/28/2026	16.8	16.8	16.0	0.01%
^Sand Hill Associates, Ltd. dba Charlie O’s Tavern on the Point	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/27/2041	413.0	413.0	438.0	0.15%

See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2018
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Joshua L. Baker	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	12/23/2026	$13.5	$13.5	$12.5	—%
^Jacliff Investments Inc. dba International health Technologies	Publishing Industries (except Internet)	Term Loan	Prime plus 2.75%	12/23/2026	107.5	107.5	99.0	0.03%
^Metropolitan Solutions Group Inc.	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	12/19/2041	267.1	267.1	278.2	0.10%
^Means Enterprises LLC dba FastFrame Frisco	Furniture and Home Furnishings Stores	Term Loan	Prime plus 2.75%	12/16/2026	19.4	19.4	18.0	0.01%
^Soon Im. Chin dba Stan C-Store	Gasoline Stations	Term Loan	Prime plus 2.75%	12/15/2041	206.4	206.4	225.9	0.08%
^Sempco, Inc.	Miscellaneous Manufacturing	Term Loan	Prime plus 2.75%	12/15/2041	40.8	40.8	45.1	0.02%
^New Chicago Wholesale Bakery, Inc.	Food Manufacturing	Term Loan	Prime plus 2.75%	12/15/2041	440.6	440.6	467.2	0.16%
^Ericon, Inc. dba Quik Pik	Gasoline Stations	Term Loan	Prime plus 2.75%	12/15/2041	323.2	323.2	344.9	0.12%
^White Hawk Inc.	Truck Transportation	Term Loan	Prime plus 2.75%	12/15/2026	944.4	944.4	869.7	0.30%
^Elita 7, LLC	Nursing and Residential Care Facilities	Term Loan	Prime plus 2.75%	12/15/2041	692.2	692.2	749.9	0.26%
^Allied Welding Inc.	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	12/15/2041	729.8	729.8	771.5	0.27%
^Techni-Pro Institute LLC	Educational Services	Term Loan	Prime plus 2.75%	12/15/2026	163.7	163.7	154.2	0.05%
^Trison Enterprises Inc.dba Lee’s Automotive	Repair and Maintenance	Term Loan	Prime plus 2.75%	12/14/2041	395.9	395.9	426.4	0.15%
^D and E Hardware Co. and D and E Pump Sales and Service	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	12/14/2041	513.5	513.5	547.0	0.19%
^HMG Strategy, LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	12/14/2026	43.0	43.0	39.6	0.01%
^Cardinal Homes Inc,.Alouette Holdings Inc.,Bret Berneche	Wood Product Manufacturing	Term Loan	Prime plus 2.75%	12/14/2026	917.0	917.0	948.6	0.33%
^AGG Management Team LLC dba Chevron	Gasoline Stations	Term Loan	Prime plus 2.75%	12/14/2041	279.3	279.3	308.5	0.11%
^Cardinal Homes Inc. and Bret A Berneche	Wood Product Manufacturing	Term Loan	Prime plus 2.75%	12/14/2041	117.8	117.8	129.9	0.05%
^Success Advertising Inc.	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	12/13/2041	453.2	453.2	496.5	0.17%
^Wayfarer Bicycle LLC	Sporting Goods, Hobby, Musical Instrument, and Book Stores	Term Loan	Prime plus 2.75%	12/13/2041	89.9	89.9	94.4	0.03%
^Roast Beef Levittown LLC dba Arby’s	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/13/2026	280.5	280.5	290.2	0.10%
^Queen Express LLC	Gasoline Stations	Term Loan	Prime plus 2.75%	12/13/2041	182.1	182.1	199.7	0.07%

See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2018
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Mack Team Enterprises Inc.dba The UPS Store #6815	Couriers and Messengers	Term Loan	Prime plus 2.75%	12/9/2026	$17.5	$17.5	$16.8	0.01%
^Myndshft Technologies LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	12/9/2026	666.6	666.6	633.9	0.22%
^Recycling Revolution, LLC	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	12/9/2041	89.6	89.6	95.4	0.03%
^Imagine By Carleen Inc.	Personal and Laundry Services	Term Loan	Prime plus 2.75%	12/8/2041	51.0	51.0	54.6	0.02%
^New Life Hospital LLC	Hospitals	Term Loan	Prime plus 2.75%	12/8/2041	1,184.9	1,184.9	1,308.9	0.46%
^Hanson’s Greeks LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	12/8/2026	9.7	9.7	10.0	—%
^Lan Doctors, Inc.	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	12/7/2026	212.0	212.0	216.0	0.08%
^Yachting Solutions LLC	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	12/7/2029	64.5	64.5	64.5	0.02%
^The Lake Shore Hospitality Inc dba Dowagiac Baymont Inn & Suites	Accommodation	Term Loan	Prime plus 2.75%	12/5/2041	343.4	343.4	375.1	0.13%
^Lilo Holdings LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/5/2026	13.7	13.7	13.2	—%
^Noso Development LLC	Construction of Buildings	Term Loan	Prime plus 2.75%	12/1/2026	64.5	64.5	59.4	0.02%
^Ericon, Inc.	Gasoline Stations	Term Loan	Prime plus 2.75%	12/1/2041	706.5	706.5	756.5	0.26%
^Sharaz Shah DBA Thomas Jewelers	Clothing and Clothing Accessories Stores	Term Loan	Prime plus 2.75%	11/30/2026	6.9	6.9	6.4	—%
^Imaginarium Foods LLC,	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/28/2042	364.4	364.4	393.9	0.14%
^RD Management, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/30/2026	182.4	182.4	169.6	0.06%
^Pebble Wood Lane, LLC and Good Sam’s Assisted Living Resiidence, LLC	Nursing and Residential Care Facilities	Term Loan	Prime plus 2.75%	11/30/2041	65.5	65.5	72.3	0.03%
^Studio Find It Georgia, Inc.	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	11/30/2026	6.4	6.4	6.0	—%
^B4 Fitness LLC dba The Zoo Health Club	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	11/30/2026	19.2	19.2	18.3	0.01%
^Quick Ship, LLC	Couriers and Messengers	Term Loan	Prime plus 2.75%	11/30/2026	9.0	9.0	8.3	—%
^Access Staffing, LLC	Administrative and Support Services	Term Loan	Prime plus 2.75%	11/29/2026	959.9	959.9	884.0	0.31%
^Usman Jalil, LLC dba Food Mart	Gasoline Stations	Term Loan	Prime plus 2.75%	11/29/2041	226.3	226.3	237.0	0.08%
^WPN Recycling Company LLC	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	11/23/2026	19.2	19.2	19.9	0.01%

See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2018
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Hafa Adai Signs and Graphics LLC dba Fastsigns of Auburn -#281901	Administrative and Support Services	Term Loan	Prime plus 2.75%	11/23/2026	$51.2	$51.2	$47.6	0.02%
^CRK Mens, LLC dba Spiff for Men	Personal and Laundry Services	Term Loan	Prime plus 2.75%	11/23/2026	91.2	91.2	85.3	0.03%
^Merchant Coterie, Inc.	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	11/23/2026	107.0	107.0	98.5	0.03%
^Broms Asset Management LLC	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	Term Loan	Prime plus 2.75%	11/22/2026	107.3	107.3	98.8	0.03%
^6E Technologies LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	11/22/2026	144.6	144.6	141.2	0.05%
^JBK Truck Trailer and Bus Inc.	Repair and Maintenance	Term Loan	Prime plus 2.75%	11/22/2041	403.0	403.0	431.5	0.15%
^Bouquet Restaurant LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/22/2041	121.2	121.2	130.4	0.05%
^Skaggs RV Outlet LLC	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	11/21/2026	85.3	85.3	88.3	0.03%
^Catherine Christine Morin dba Purr-Fect Pets	Personal and Laundry Services	Term Loan	Prime plus 2.75%	11/17/2026	16.0	16.0	14.7	0.01%
^Stratmar Systems Inc dba Stratmar Retail Services	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	11/16/2026	58.4	58.4	60.4	0.02%
^Hoosier Health Plus, LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	11/15/2026	106.8	106.8	105.9	0.04%
^J. A. Kohlhepp Sons, Inc. dba Kohlhepp’s True Value	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	11/10/2026	172.8	172.8	176.6	0.06%
^J. A. Kohlhepp Sons, Inc. dba Kohlhepp’s True Value	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	11/10/2041	438.5	438.5	475.9	0.17%
^Panther Ironworks and Rigging Solutions LLC	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	11/10/2026	129.1	129.1	125.4	0.04%
^Hackensack Steel Corporation and Luzerne Ironworks Inc	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	11/10/2026	206.5	206.5	213.6	0.07%
^Rich’s Food Stores LLC dba Hwy 55 of Wallace	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/9/2026	37.3	37.3	36.7	0.01%
^Dyer Properties, LLC and Bayview Pharmacy, Inc.	Health and Personal Care Stores	Term Loan	Prime plus 2.75%	11/9/2041	233.0	233.0	247.0	0.09%
^Big Apple Entertainment Partners LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	11/9/2026	149.3	149.3	137.5	0.05%
^MIK LLC dba Firehouse Subs	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/9/2026	174.0	174.0	161.8	0.06%
^Fine Line Interiors, Inc.	Repair and Maintenance	Term Loan	Prime plus 2.75%	11/4/2041	71.2	71.2	78.6	0.03%
^131 Miles LLC and Ohm Shubh Laxmi, LLC. dba Mr Hero	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/3/2041	122.6	122.6	133.1	0.05%
^Veracruz Shabo, LLC, Waterfalls Quick Lube LLC	Repair and Maintenance	Term Loan	Prime plus 2.75%	11/1/2041	117.6	117.6	127.4	0.04%

See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2018
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Glocecol LLC	Administrative and Support Services	Term Loan	Prime plus 2.75%	11/1/2026	$64.0	$64.0	$66.2	0.02%
^Moolchan Enterprises LLC dba Staying Green	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	10/31/2026	14.0	14.0	14.0	—%
^Bloomquist Communications Inc.	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	10/31/2026	50.8	50.8	46.8	0.02%
^Middlesex Auto Sales Corp	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	10/31/2041	121.2	121.2	131.6	0.05%
^Woodstock Enterprises Corp dba True Scent Candle Co	Miscellaneous Manufacturing	Term Loan	Prime plus 2.75%	10/31/2041	86.1	86.1	90.4	0.03%
^FibAire Communications, LLC	Telecommunications	Term Loan	Prime plus 2.75%	10/27/2026	91.6	91.6	89.0	0.03%
^Elite Structures Inc	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	10/27/2029	203.9	203.9	208.6	0.07%
^Blakeslee Arpaia Chapman Inc and Chapman Construction Services LLC	Heavy and Civil Engineering Construction	Term Loan	Prime plus 2.75%	10/24/2026	359.7	359.7	372.1	0.13%
^Worldwide Estate, Inc. dba Washington Heights Manor	Nursing and Residential Care Facilities	Term Loan	Prime plus 2.75%	10/21/2041	217.6	217.6	240.4	0.08%
^Gold Wind Logistics LLC	Truck Transportation	Term Loan	Prime plus 2.75%	10/20/2041	171.1	171.1	189.0	0.07%
^Speaker City, Inc. dba Rollin Thunder	Electronics and Appliance Stores	Term Loan	Prime plus 2.75%	10/14/2041	121.1	121.1	131.1	0.05%
^Maine Service Corp	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	10/13/2026	158.6	158.6	157.7	0.05%
^Justin Partlow	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	10/13/2026	16.5	16.5	15.2	0.01%
^Reliable Recovery Services LLC	Support Activities for Transportation	Term Loan	Prime plus 2.75%	10/7/2026	95.2	95.2	92.0	0.03%
^Ailky Corporation	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	10/3/2026	211.6	211.6	198.8	0.07%
^Wyspen Corporation dba Charlestown Ace	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	10/3/2026	30.5	30.5	28.1	0.01%
^MegaPhase, LLC	Computer and Electronic Product Manufacturing	Term Loan	Prime plus 2.75%	9/30/2026	125.7	125.7	126.9	0.04%
^Adelwerth Bus Corp.	Transit and Ground Passenger Transportation	Term Loan	Prime plus 2.75%	9/30/2041	234.7	234.7	249.2	0.09%
^JJA Transportation Management Inc.	Transit and Ground Passenger Transportation	Term Loan	Prime plus 2.75%	9/30/2026	44.0	44.0	40.4	0.01%
^Seaway LLC and Reklaw LLC dba Allure Lounge	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/30/2041	132.6	132.6	146.4	0.05%
^Adelwerth Bus Corporation, Transportation Leasing Corp.	Transit and Ground Passenger Transportation	Term Loan	Prime plus 2.75%	9/30/2029	581.3	581.3	589.7	0.21%
See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2018
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Thunderdome Racing Inc.	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	9/29/2026	$15.0	$15.0	$15.5	0.01%
^Graphics,Type and Color Enterprises Inc dba Clubflyers.com and GTC Med	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	9/28/2041	824.3	824.3	909.9	0.32%
^CD Game Exchange Inc.	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	9/28/2026	18.8	18.8	17.3	0.01%
^CNC Precision Machine, Inc.	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	9/28/2041	1,235.9	1,235.9	1,319.6	0.46%
^Beadon Inc	Food and Beverage Stores	Term Loan	Prime plus 2.75%	9/28/2026	18.8	18.8	19.5	0.01%
^Reynolds Fence & Guardrail Inc.	Heavy and Civil Engineering Construction	Term Loan	Prime plus 2.75%	9/27/2026	527.4	527.4	527.8	0.18%
^Kyle M Walker DDS, PC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	9/27/2026	193.4	193.4	181.9	0.06%
^Luna Nueva LLC dba Bio Builders	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	9/27/2026	12.6	12.6	11.9	—%
^Luv 2 Play Nor Cal, LLC dba Luv 2 Play	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	9/27/2026	44.0	44.0	41.9	0.01%
^Sarah S Olelewe MD Inc	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	9/26/2041	282.4	282.4	302.6	0.11%
^PeopleBest Inc.	Administrative and Support Services	Term Loan	Prime plus 2.75%	9/26/2026	12.6	12.6	11.6	—%
^TPFC,LLC dbaThe Picture Frame Company	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	9/26/2041	56.7	56.7	60.8	0.02%
^Ridge Road Equestrian LLC dba Ricochet Ridge Ranch	Support Activities for Agriculture and Forestry	Term Loan	Prime plus 2.75%	9/26/2026	7.5	7.5	7.7	—%
^Mr. Mulch, Inc	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	9/23/2041	391.3	391.3	401.1	0.14%
^B4 Fitness LLC dba The Zoo Health Club	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	9/23/2026	73.3	73.3	69.6	0.02%
^Cuppiecakes LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/21/2041	21.7	21.7	23.2	0.01%
^Wrecking Crew Media LLC	Performing Arts, Spectator Sports, and Related Industries	Term Loan	Prime plus 2.75%	9/21/2026	41.9	41.9	38.5	0.01%
^Benoit’s Towing and Recovery LLC	Support Activities for Transportation	Term Loan	Prime plus 2.75%	9/20/2026	10.1	10.1	9.3	—%
^Consulting Solutions Inc. and Mark Luciani	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	9/20/2026	18.8	18.8	18.7	0.01%
^Brittany Burns LLC dba Dreams Come True	Personal and Laundry Services	Term Loan	Prime plus 2.75%	9/19/2026	11.2	11.2	11.6	—%
^Eyncon LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	9/16/2041	48.2	48.2	52.0	0.02%

See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2018
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^The Merrin Group LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/15/2026	$146.6	$146.6	$147.5	0.05%
^Rich’s Food Stores LLC dba Hwy 55 of Wallace	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/14/2026	124.9	124.9	122.6	0.04%
^Atlantic Alarm Systems and Services LLC	Administrative and Support Services	Term Loan	Prime plus 2.75%	9/14/2026	12.9	12.9	12.2	—%
^Metropet Dog Center, Inc	Personal and Laundry Services	Term Loan	Prime plus 2.75%	9/13/2041	105.4	105.4	113.9	0.04%
^Marquis Cattle Company	Animal Production and Aquaculture	Term Loan	Prime plus 2.75%	9/13/2026	42.3	42.3	43.7	0.02%
^Bingham Enterprises, Inc and Full Belli Deli and Sausage Company	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/12/2041	79.6	79.6	83.9	0.03%
^SRA Mechanicial Inc	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	9/6/2041	42.2	42.2	46.6	0.02%
^Sandia Enterprises Inc dba Massage Envy Spa	Personal and Laundry Services	Term Loan	Prime plus 2.75%	9/6/2026	52.4	52.4	48.1	0.02%
^Animal Intrusion Prevention Systems Holding Company, LLC dba Critter C	Administrative and Support Services	Term Loan	Prime plus 2.75%	8/30/2026	104.2	104.2	97.7	0.03%
^Raem Corporation dba Dryclean Express	Personal and Laundry Services	Term Loan	Prime plus 2.75%	8/29/2041	69.8	69.8	76.6	0.03%
^Clark Realty LLC	Real Estate	Term Loan	Prime plus 2.75%	8/29/2041	73.3	73.3	80.9	0.03%
^Warren Dale Warrington dba Custom Paint and Body	Repair and Maintenance	Term Loan	Prime plus 2.75%	8/26/2041	97.5	97.5	105.8	0.04%
^TAGR Inc dba Miami Grill 137and John Nakis	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	8/26/2026	88.7	88.7	83.2	0.03%
^Albert Basse Associates Inc	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	8/25/2026	51.3	51.3	53.0	0.02%
^Avery Management Inc. dba Whetstone Upholstery	Repair and Maintenance	Term Loan	Prime plus 2.75%	8/25/2026	8.8	8.8	8.1	—%
^TR Companies LLC dba Liberty Rental 4 U	Rental and Leasing Services	Term Loan	Prime plus 2.75%	8/25/2026	74.8	74.8	68.8	0.02%
^Tabadesa Associates Inc.	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	8/25/2026	18.7	18.7	17.2	0.01%
^Rosmel Pools Inc	Repair and Maintenance	Term Loan	Prime plus 2.75%	8/25/2026	18.7	18.7	17.5	0.01%
^Sambella Holdings, LLC and Strike Zone Entertainment Center LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	12/24/2041	492.0	492.0	540.6	0.19%
^Luv 2 Play Temecula, LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	8/15/2026	49.8	49.8	45.8	0.02%
^2 Cool Beans LLC dba Menchies’s Frozen Yogurt	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	8/11/2026	68.5	68.5	63.0	0.02%
^Grayson O Company	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	8/10/2041	601.7	601.7	662.3	0.23%
^Paul Belanger dba Paul Belanger Landscaping	Administrative and Support Services	Term Loan	Prime plus 2.75%	8/9/2026	12.5	12.5	11.5	—%

See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2018
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Nicolette Reiser dba Comfort & Balance	Personal and Laundry Services	Term Loan	Prime plus 2.75%	7/29/2041	$64.2	$64.2	$70.4	0.02%
^USA General Investment LLC dba Braniff Paint and Body Shop	Repair and Maintenance	Term Loan	Prime plus 2.75%	7/29/2026	18.5	18.5	17.5	0.01%
^The Hungry Rhino LLC	Real Estate	Term Loan	Prime plus 2.75%	7/29/2041	73.3	73.3	78.4	0.03%
^303 Tower Drive LLC	Repair and Maintenance	Term Loan	Prime plus 2.75%	7/29/2041	384.7	384.7	419.2	0.15%
^Little Tree Huggers Child Care LLC	Social Assistance	Term Loan	Prime plus 2.75%	7/29/2041	134.6	134.6	148.5	0.05%
^Big Apple Entertainment Partners LLC dba Ripley’s Believe It or Not	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	7/28/2026	247.1	247.1	227.2	0.08%
^676 Club LP dba The Green Door Tavern/The Drifter	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	7/28/2041	644.0	644.0	706.0	0.25%
^MacIver Corporation dba Division Camera	Rental and Leasing Services	Term Loan	Prime plus 2.75%	7/28/2026	1,028.7	1,028.7	1,021.7	0.36%
^Intrepid Trinity LLC	Nonstore Retailers	Term Loan	Prime plus 2.75%	7/28/2041	60.1	60.1	65.0	0.02%
^Apple Tree NC Inc dba Williams Farm & Garden Center	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	7/28/2041	326.8	326.8	347.1	0.12%
^EPEC Juice LLC dba Jamba Juice	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	7/27/2026	68.8	68.8	63.3	0.02%
^Pinco Pizza LLC dba Jet’s Pizza	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	7/27/2026	60.8	60.8	62.5	0.02%
^Kidtastic LLC dba The Little Gym of Audubon	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	7/27/2026	46.7	46.7	43.0	0.01%
^JAG Unit 1, LLC dba Arooga’s Grille House and Sports Bar	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	7/27/2026	103.0	103.0	94.7	0.03%
^The Grasso Companies, LLC and Grasso Pavement Maintenance, LLC	Heavy and Civil Engineering Construction	Term Loan	Prime plus 2.75%	7/26/2026	75.1	75.1	72.8	0.03%
^My Sainath Inc dba Motel 6	Accommodation	Term Loan	Prime plus 2.75%	7/22/2041	293.5	293.5	320.5	0.11%
^Robert G Larson State Farm Insurance	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	7/22/2026	18.5	18.5	17.0	0.01%
^J and D Resources LLC dba Aqua Science	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	7/19/2026	97.0	97.0	90.1	0.03%
^Robert P Daniels dba Ginger and Friend’s Peppermint Village Gift Shop	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	7/18/2026	13.0	13.0	11.9	—%
^Franklin Firm LLC dba Luv 2 Play	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	7/15/2041	154.7	154.7	167.1	0.06%
^Jacob Rugs LLC dba Rugs Outlet	Furniture and Home Furnishings Stores	Term Loan	Prime plus 2.75%	7/13/2026	54.1	54.1	55.8	0.02%
^Takeuchi Commercial Cleaning Services, LLC dba We Clean San Diego	Administrative and Support Services	Term Loan	Prime plus 2.75%	7/13/2026	38.1	38.1	35.0	0.01%

See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2018
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^RM Hawkins LLC dba Pure Water Tech West	Nonstore Retailers	Term Loan	Prime plus 2.75%	7/7/2026	$41.2	$41.2	$41.4	0.01%
^Dino Smiles Children’s Cosmetic Dentistry	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	7/7/2026	11.7	11.7	11.0	—%
^Nevey’s LLC dba Stark Food III	Food and Beverage Stores	Term Loan	Prime plus 2.75%	6/30/2041	283.0	283.0	319.4	0.11%
^P L H Pharmaco Inc dba Farmacia San Jose	Health and Personal Care Stores	Term Loan	Prime plus 2.75%	6/30/2026	140.2	140.2	146.9	0.05%
^Martin Inventory Management LLC	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	6/30/2026	21.1	21.1	22.2	0.01%
^VMA Technologies LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	6/30/2026	18.4	18.4	18.2	0.01%
^Desert Tacos LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/30/2026	82.8	82.8	85.1	0.03%
^Corning Lumber Company Inc and Frank R Close and Son Inc	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	6/30/2029	170.9	170.9	182.5	0.06%
^WGI, LLC dba Williams Grant Inn	Accommodation	Term Loan	Prime plus 2.75%	6/29/2041	125.9	125.9	140.9	0.05%
^O.D.S. Inc dba Four Seasons Health & Racquet and Step ‘N’ Motion, Inc	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	6/29/2026	114.3	114.3	114.5	0.04%
^KWG Industries, LLC dba Peterson & Marsh Metal Industries	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	6/29/2041	292.6	292.6	329.0	0.11%
^MaidPro Marin dba MaidPro	Administrative and Support Services	Term Loan	Prime plus 2.75%	6/28/2026	14.3	14.3	14.2	—%
^E & P Holdings 1 LLC and Evans & Paul LLC	Nonmetallic Mineral Product Manufacturing	Term Loan	Prime plus 2.75%	6/28/2026	110.3	110.3	110.7	0.04%
^Edge Pest Control LLC	Administrative and Support Services	Term Loan	Prime plus 2.75%	6/27/2026	612.5	612.5	607.6	0.21%
^All Printing Solutions, Inc. dba Pryntcomm	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	6/27/2041	528.8	528.8	583.8	0.20%
^Island Time Investments, LLC dba Swantown Inn Bed & Breakfast	Accommodation	Term Loan	Prime plus 2.75%	6/24/2041	97.2	97.2	110.1	0.04%
^JumboMarkets Inc dba Rines Jumbomarkets	Food and Beverage Stores	Term Loan	Prime plus 2.75%	6/24/2026	40.8	40.8	40.5	0.01%
^Visual Advantage LLC dba Signs Now Perryberg	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	6/23/2041	87.6	87.6	97.7	0.03%
^Long Island Comedy LLC dba Governors and New York Comedy, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/23/2041	179.9	179.9	201.4	0.07%
^Shooting Sports Academy LLC and Jetaa LLC dba Shooting Sports Academy	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	6/23/2041	478.1	478.1	530.3	0.18%
^SNS of Central Alabama, LLC dba Steak N Shake dba Steak N Shake	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/21/2026	46.9	46.9	47.6	0.02%

See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2018
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Evergreen Investment & Property Management LLC, Universal Kidney Center	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	6/20/2041	$1,215.0	$1,215.0	$1,370.1	0.48%
^Bagelicious, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/17/2026	44.5	44.5	44.3	0.02%
^NKJ Lusby Donuts LLC	Food and Beverage Stores	Term Loan	Prime plus 2.75%	6/16/2026	18.4	18.4	18.2	0.01%
^Winegirl Wines LLC	Beverage and Tobacco Product Manufacturing	Term Loan	Prime plus 2.75%	6/16/2026	9.2	9.2	9.6	—%
^Blue Eagle Transport Inc, Greeneagle Transport Inc and Golden Eagle Transport	Couriers and Messengers	Term Loan	Prime plus 2.75%	6/16/2026	453.2	453.2	449.5	0.16%
^Jai-Alexia Consulting, Inc.	Couriers and Messengers	Term Loan	Prime plus 2.75%	6/15/2026	9.7	9.7	9.6	—%
^Pumpkin Patch Child Care of Southington, LLC and Giuseppe Pugliares	Social Assistance	Term Loan	Prime plus 2%	6/15/2041	492.2	492.2	524.6	0.18%
^Strag Industries LLC dba Meineke Car Care Center 841	Repair and Maintenance	Term Loan	Prime plus 2.75%	6/15/2026	12.2	12.2	12.5	—%
^Luv 2 Play AZ LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	6/10/2026	51.1	51.1	53.3	0.02%
^Refoleen Inc dba Spice and Tea Exchange	Food and Beverage Stores	Term Loan	Prime plus 2.75%	6/10/2026	70.7	70.7	70.1	0.02%
^VBGB Uptown, LLC dba VBGB Beer Hall & Garden	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/8/2026	43.5	43.5	43.1	0.01%
^ScimTech Industries Inc dba Archer Aerospace	Computer and Electronic Product Manufacturing	Term Loan	Prime plus 2.75%	6/6/2026	9.8	9.8	9.7	—%
^Larry H. Patterson and Rainbow Movers, Inc	Truck Transportation	Term Loan	Prime plus 2.75%	6/6/2026	18.4	18.4	18.3	0.01%
^Solvit Inc and Solvit North Inc	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	6/3/2026	207.8	207.8	209.9	0.07%
^AP5 LLC dba Krauser’s Food Store	Food and Beverage Stores	Term Loan	Prime plus 2.75%	6/2/2041	186.1	186.1	210.6	0.07%
^ATI Jet Inc	Air Transportation	Term Loan	Prime plus 2.75%	5/31/2026	419.1	419.1	422.9	0.15%
^Angelo Faia dba AVF Construction	Construction of Buildings	Term Loan	Prime plus 2.75%	5/27/2041	95.4	95.4	106.7	0.04%
^Premier Athletic Center of Ohio, Inc	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	5/27/2026	70.8	70.8	74.2	0.03%
^Jack Frost Firewood Inc. and David Dubinsky	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	5/26/2041	197.6	197.6	220.4	0.08%
^Mersada Holdings LLC	Nonstore Retailers	Term Loan	Prime plus 2.75%	5/26/2026	273.5	273.5	286.7	0.10%
^Southwest Division Inc	Heavy and Civil Engineering Construction	Term Loan	Prime plus 2.75%	5/26/2026	6.7	6.7	6.8	—%

See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2018
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^International Kitchen Supply LLC	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	5/25/2026	$151.2	$151.2	$153.1	0.05%
^Groth Lumber Co. Inc. dba True Value	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	5/25/2026	18.2	18.2	19.1	0.01%
^Island Life Graphics Inc dba FASTSIGNS #576	Miscellaneous Manufacturing	Term Loan	Prime plus 2.75%	5/24/2026	18.2	18.2	18.2	0.01%
^Powerspec Inc	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	5/24/2026	70.7	70.7	70.2	0.02%
^Horseshoe Barbecue, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	5/23/2029	10.6	10.6	11.3	—%
^Elderfriend Inc dba Granny Nannies dba GN Live Scan	Social Assistance	Term Loan	Prime plus 2.75%	5/20/2026	10.3	10.3	10.2	—%
^National Air Cargo Holdings Inc	Air Transportation	Term Loan	Prime plus 2.75%	5/20/2026	1,014.0	1,014.0	1,061.5	0.37%
^Pro Auto Repair LLC	Repair and Maintenance	Term Loan	Prime plus 2.75%	5/20/2026	6.0	6.0	6.2	—%
^J&A Laundromat Inc.	Personal and Laundry Services	Term Loan	Prime plus 2.75%	5/18/2026	54.6	54.6	54.8	0.02%
^Dedicated Incorporated	Administrative and Support Services	Term Loan	Prime plus 2.75%	5/18/2041	44.5	44.5	50.0	0.02%
^HBA LLC dba Palmetto Twist-Vista	Repair and Maintenance	Term Loan	Prime plus 2.75%	5/18/2026	15.7	15.7	15.7	0.01%
^Studio Find It Georgia Inc	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	5/13/2026	18.2	18.2	18.3	0.01%
^FJN Catering Inc	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	5/13/2041	251.8	251.8	285.0	0.10%
^Pumpkin Patch Inc and Christine Feliciano and Antonio Feliciano	Social Assistance	Term Loan	Prime plus 2.75%	5/12/2041	126.9	126.9	141.8	0.05%
^Sabir Inc. dba Bear Diner	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	5/11/2041	118.7	118.7	133.8	0.05%
^Gator D’Lites LLC dba D’Lites Emporium	Food and Beverage Stores	Term Loan	Prime plus 2.75%	5/5/2026	18.2	18.2	18.1	0.01%
^Warner Home Comfort, LLC dba Smith Piping	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	4/29/2041	78.9	78.9	88.2	0.03%
^Marc S. Rosenberg P.C. dba Mammuth and Rosenberg	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	4/29/2026	18.1	18.1	17.9	0.01%
^Keller, Fishback & Jackson LLP	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	4/29/2026	104.5	104.5	109.5	0.04%
^Euro Car Miami LLC	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	4/29/2026	50.1	50.1	52.5	0.02%
^Hard Exercise Works Winter Park LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	4/29/2026	32.7	32.7	32.4	0.01%
^Alpha Omega Trucking LLC	Truck Transportation	Term Loan	Prime plus 2.75%	4/29/2041	168.3	168.3	190.7	0.07%
See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2018
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^May-Craft Fiberglass Products Inc	Transportation Equipment Manufacturing	Term Loan	Prime plus 2.75%	4/29/2041	$236.7	$236.7	$268.2	0.09%
^Empowerschool LLC and Empower Autism Academy, LLC	Social Assistance	Term Loan	Prime plus 2.75%	4/29/2041	145.3	145.3	164.6	0.06%
^La Nopalera Mexicano 2, Inc.	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	4/29/2026	0.2	0.2	0.2	—%
^Loriet LLC	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	4/29/2026	6.0	6.0	6.0	—%
^Shepherd Appraisal Services LLC dba Property Damage Appraisers of Oklahoma	Real Estate	Term Loan	Prime plus 2.75%	4/28/2026	7.2	7.2	7.2	—%
^Pecos Inn LLC dba Econo Lodge	Accommodation	Term Loan	Prime plus 2.75%	4/28/2041	645.6	645.6	727.7	0.25%
^Costume World Inc	Clothing and Clothing Accessories Stores	Term Loan	Prime plus 2.75%	4/28/2041	1,197.2	1,197.2	1,356.7	0.47%
^Inner Beauty Salon and Suite LLC	Personal and Laundry Services	Term Loan	Prime plus 2.75%	4/28/2041	62.2	62.2	70.3	0.02%
^Green Country Filter Manufacturing LLC	Miscellaneous Manufacturing	Term Loan	Prime plus 2.75%	4/27/2026	68.3	68.3	68.5	0.02%
^Accent Comfort Services, LLC	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	4/26/2026	72.2	72.2	71.6	0.02%
^Homecare Casa Rhoda 123 Inc	Ambulatory Health Care Services	Term Loan	Prime plus 2%	4/26/2041	643.3	643.3	688.8	0.24%
^Automotive Core Recycling, LLC and 828 Old Colony Road, LLC	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	4/22/2041	239.1	239.1	263.9	0.09%
^McIntosh Trail Management Services Organization Inc	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	4/22/2041	407.1	407.1	461.3	0.16%
^AAA Mill Direct, Inc. dba Carpet Mill Outlets	Furniture and Home Furnishings Stores	Term Loan	Prime plus 2.75%	4/21/2026	6.3	6.3	6.6	—%
^Jande Graphics LLC dba FastSigns #103201	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	4/21/2026	44.9	44.9	44.6	0.02%
^Miguel Fernando Borda, P.A. dba BGR Dental	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	4/15/2026	18.1	18.1	18.1	0.01%
^Sushiya Inc	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	4/12/2026	70.3	70.3	70.7	0.02%
^Sierra Foothill Cremation & Funeral Service, Inc.	Personal and Laundry Services	Term Loan	Prime plus 2.75%	4/7/2026	42.5	42.5	42.1	0.01%
^Waterfalls Quick Lube LLC and Veracruz Shabo LLC	Repair and Maintenance	Term Loan	Prime plus 2.75%	4/6/2041	265.4	265.4	298.1	0.10%
^KNS Early Learning Academy LLC	Social Assistance	Term Loan	Prime plus 2.75%	4/6/2041	48.8	48.8	54.4	0.02%
^Men of Steel Enterprises LLC and Vogelbacher Properties LLC	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	3/31/2041	375.7	375.7	412.3	0.14%
^Vehicle Safety Supply LLC	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	3/31/2026	17.9	17.9	17.7	0.01%

See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2018
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Dana A. Farley dba Independent Cabinets	Furniture and Related Product Manufacturing	Term Loan	Prime plus 2.75%	3/31/2041	$64.4	$64.4	$72.9	0.03%
^Gill Express Inc and Blue Speed LLC	Repair and Maintenance	Term Loan	Prime plus 2.75%	3/31/2041	494.5	494.5	552.6	0.19%
^Christian Soderquist dba Soderquist Plumbing and Heating LLC	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	3/31/2041	54.2	54.2	61.3	0.02%
^Duke’s Cleaners Inc	Personal and Laundry Services	Term Loan	Prime plus 2.75%	3/31/2026	37.4	37.4	38.2	0.01%
^Cameo Carter, MD A Professional Corporation dba The Garden Pediatric Group	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	3/31/2026	59.6	59.6	59.1	0.02%
^NOSO Development, LLC	Construction of Buildings	Term Loan	Prime plus 2.75%	3/30/2026	149.1	149.1	147.7	0.05%
^Wyldewood Cellars, Inc.	Beverage and Tobacco Product Manufacturing	Term Loan	Prime plus 2.75%	3/30/2041	960.1	960.1	1,060.0	0.37%
^Tom Sawyer Country Restaurant LLC and AM 3208 LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/30/2041	246.9	246.9	278.4	0.10%
^Beale Street Blues Company-West Palm Beach, LLC dba Lafayette’s-West Palm	Performing Arts, Spectator Sports, and Related Industries	Term Loan	Prime plus 2.75%	3/30/2026	74.6	74.6	74.6	0.03%
^Gordon Rogers and Heidi Rogers dba Stone House Motor Inn	Accommodation	Term Loan	Prime plus 2.75%	3/30/2026	18.1	18.1	19.0	0.01%
^MTS Car Service LLC	Transit and Ground Passenger Transportation	Term Loan	Prime plus 2.75%	3/30/2026	8.3	8.3	8.3	—%
^Barrocas Gym LLC dba Snap Fitness	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	3/29/2026	15.5	15.5	15.9	0.01%
^Lust for Life Footwear, LLC	Leather and Allied Product Manufacturing	Term Loan	Prime plus 2.75%	3/29/2026	298.2	298.2	295.3	0.10%
^Vinmar Inc. dba Locanda Portofino	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/29/2026	64.6	64.6	64.0	0.02%
^Marathon Engineering Corporation	Miscellaneous Manufacturing	Term Loan	Prime plus 2.75%	3/28/2041	43.0	43.0	48.3	0.02%
^PHCDC1 LLC dba Quarter + Glory and Public House Collective, Corp.	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/28/2026	39.8	39.8	40.2	0.01%
^Revolution Physical Therapy LLC dba Apex Network Physical Therapy	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	3/25/2026	18.1	18.1	18.1	0.01%
^RCB Enterprises, Inc.	Administrative and Support Services	Term Loan	Prime plus 2.75%	3/25/2026	44.7	44.7	44.3	0.02%
^Excel RP Inc	Machinery Manufacturing	Term Loan	Prime plus 2.75%	3/25/2026	99.4	99.4	100.8	0.04%
^Flooring Liquidators Inc and Premier Flooring Yonkers Inc and Flooring	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	3/24/2026	39.7	39.7	41.5	0.01%
^ActKnowledge, Inc.	Personal and Laundry Services	Term Loan	Prime plus 2.75%	3/24/2026	99.4	99.4	104.0	0.04%
^International Construction Inc	Heavy and Civil Engineering Construction	Term Loan	Prime plus 2.75%	3/24/2041	47.8	47.8	53.3	0.02%

See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2018
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Acton Hardware LLC and Mark Allgood & Jamie Allgood	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	3/24/2041	$478.2	$478.2	$529.5	0.18%
^Magnation Corporation and Misha Family Trust	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	3/22/2041	96.9	96.9	109.7	0.04%
^growth.period LLC and Potomac Recruiting LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	3/21/2026	28.6	28.6	28.4	0.01%
^Precious Care LLC and Precious Care Management LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	3/21/2026	444.9	444.9	441.7	0.15%
^Media Capital Partners, Inc	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	Term Loan	Prime plus 2.75%	3/21/2026	17.9	17.9	17.7	0.01%
^Kekoa Enterprises Inc dba Signarama Sandy	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	3/18/2026	39.4	39.4	39.0	0.01%
^Taylors Zinn Enterprises Inc dba Eons Auto Care Inc	Repair and Maintenance	Term Loan	Prime plus 2.75%	3/18/2041	77.1	77.1	87.1	0.03%
^ERT Group Inc and Curt’s Tools Inspection Inc	Support Activities for Mining	Term Loan	Prime plus 2.75%	3/18/2041	1,197.6	1,197.6	1,336.4	0.46%
^Brian T Rice dba BD Logging	Forestry and Logging	Term Loan	Prime plus 2.75%	3/17/2026	1.5	1.5	1.5	—%
^K Soles Corp dba Max Collections	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	3/16/2026	17.9	17.9	17.7	0.01%
^Evergreen Pallet LLC and Evergreen Recycle LLC	Wood Product Manufacturing	Term Loan	Prime plus 2.75%	3/16/2026	912.8	912.8	921.6	0.32%
^LAN Doctors Inc	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	3/16/2026	45.2	45.2	47.3	0.02%
^R & D Enterprises Inc dba My Pool Man	Administrative and Support Services	Term Loan	Prime plus 2.75%	3/15/2026	39.8	39.8	39.4	0.01%
^HEWZ, LLC dba Hard Exercise Works	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	3/14/2026	17.8	17.8	17.7	0.01%
^Mustafa Inc and Raouf Properties LLC	Food and Beverage Stores	Term Loan	Prime plus 2.75%	3/14/2041	71.6	71.6	80.8	0.03%
^Country Paint and Hardware Inc	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	3/11/2026	69.5	69.5	69.4	0.02%
^ABCs & 123s Infant and Child Care Center LP	Social Assistance	Term Loan	Prime plus 2.75%	3/11/2026	8.9	8.9	8.9	—%
^Accuair Control Systems LLC dba Accuair Suspension	Transportation Equipment Manufacturing	Term Loan	Prime plus 2.75%	3/11/2026	119.3	119.3	119.1	0.04%
^Magill Truck Line LLC and Jeff J. Ralls	Truck Transportation	Term Loan	Prime plus 2.75%	3/11/2029	193.4	193.4	199.0	0.07%
^Dupre Capital LLC dba Fastsigns	Miscellaneous Manufacturing	Term Loan	Prime plus 2.75%	3/11/2026	46.4	46.4	46.0	0.02%
^State Painting & Decorating Co., Inc.	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	3/10/2026	82.5	82.5	81.7	0.03%
^Step Up Academy of the Arts LLC	Educational Services	Term Loan	Prime plus 2.75%	3/9/2026	6.4	6.4	6.3	—%

See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2018
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Faith Summit Supply Inc dba Summit Supply and Summit True Value	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	3/9/2026	$17.9	$17.9	$18.2	0.01%
^Swerve Salon LLC	Personal and Laundry Services	Term Loan	Prime plus 2.75%	3/8/2026	62.8	62.8	62.2	0.02%
^J & W Hardwood Flooring Inc	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	3/7/2026	6.0	6.0	5.9	—%
^Labmates LLC and POV Holdings LLC	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	3/4/2041	104.3	104.3	118.1	0.04%
^Hueston and Company CPA LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	3/4/2026	6.5	6.5	6.5	—%
^Almost Home Daycare LLC	Social Assistance	Term Loan	Prime plus 2.75%	3/3/2026	43.0	43.0	44.8	0.02%
^Miles of Smiles Inc	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/2/2026	75.7	75.7	75.6	0.03%
^Doxa Deo Inc dba Luv 2 Play	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	2/28/2026	86.6	86.6	86.9	0.03%
^Powerpits CS1, LLC dba Pita Pit	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/28/2026	14.8	14.8	14.9	0.01%
^Drug Detection Laboratories, Inc. and Minh Tran	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	2/28/2026	15.6	15.6	15.5	0.01%
^The River Beas, LLC dba Subway and Punam Singh	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/28/2041	129.4	129.4	146.1	0.05%
^Living Essentials HVAC Corp	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	2/28/2026	11.8	11.8	11.8	—%
^Consulting Solutions, Inc. and Mark Luciani	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	2/28/2026	8.8	8.8	9.2	—%
^Aaradhya LLC dba Market Square Laundry	Personal and Laundry Services	Term Loan	Prime plus 2.75%	2/23/2026	63.0	63.0	62.4	0.02%
^Blackstones Hairdressing LLC	Personal and Laundry Services	Term Loan	Prime plus 2.75%	2/23/2026	41.3	41.3	41.0	0.01%
^R & K Contracting Inc	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	2/18/2026	12.5	12.5	13.1	—%
^B for Blonde, LLC dba Blo Blow Dry Bar	Personal and Laundry Services	Term Loan	Prime plus 2.75%	2/12/2026	49.5	49.5	49.0	0.02%
^Jersey Shore Marina & Boat Sales, Inc.	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	2/12/2041	596.7	596.7	675.4	0.23%
^Gilmore Heights Dental Holdings, LTD and Chas Rob LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	2/12/2029	265.4	265.4	274.9	0.10%
^Ei3 Corporation	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	2/12/2026	257.6	257.6	269.5	0.09%
^Base USA, Inc.	Clothing and Clothing Accessories Stores	Term Loan	Prime plus 2.75%	2/2/2026	39.4	39.4	41.3	0.01%
^Zouk Ltd dba Palma	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	1/29/2026	17.6	17.6	18.4	0.01%

See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2018
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^SuzyQue’s LLC dba SuzyQue’s	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	1/28/2026	$17.6	$17.6	$18.4	0.01%
^Wildflour Bakery & Cafe LLC	Social Assistance	Term Loan	Prime plus 2.75%	1/28/2026	48.8	48.8	51.1	0.02%
^Tammy Lavertue	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	Term Loan	Prime plus 2.75%	1/28/2026	8.8	8.8	9.1	—%
^Gendron Funeral and Cremation Services, Inc.	Personal and Laundry Services	Term Loan	Prime plus 2.75%	1/11/2041	105.8	105.8	119.7	0.04%
^Dolarian Realty LLC and OV’s Restaurant Inc	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	1/5/2041	64.5	64.5	73.1	0.03%
^Lemonberry Food Stores Inc dba Lemonberry Frozen Yogurt	Food and Beverage Stores	Term Loan	Prime plus 2.75%	12/29/2025	87.1	87.1	87.3	0.03%
^MCF Forte LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/29/2025	14.5	14.5	14.4	0.01%
^Bright Dialysis LLC and Ft Pierce Kidney Care LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/28/2025	967.3	967.3	957.5	0.33%
^Panditos LLC dba White Lotus Home	Miscellaneous Manufacturing	Term Loan	Prime plus 2.75%	12/28/2025	12.3	12.3	12.2	—%
^V2 Tango LLC dba Palette 22	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/23/2025	193.5	193.5	193.6	0.07%
^800 on the Trax LLC and Matrix Z LLC	Nonmetallic Mineral Product Manufacturing	Term Loan	Prime plus 2.75%	12/23/2040	229.7	229.7	256.8	0.09%
^Ridge Road Equestrian LLC dba Ricochet Ridge Ranch Inc	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	12/23/2040	97.3	97.3	109.0	0.04%
^Joyce Outdoor Advertising Chicago LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	12/22/2040	286.6	286.6	319.8	0.11%
^Premier Athletic Center of Ohio Inc. and Gates Investments and Wade Gates	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	12/22/2028	744.8	744.8	793.0	0.28%
^Hattingh Incorporated dba Prosthetic Care Facility	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/21/2025	13.9	13.9	14.1	—%
^Jay Kevin Gremillion dba Dino Smiles Children’s Cosmetic Dentistry	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/18/2025	58.0	58.0	57.9	0.02%
^Trip Consultants U.S.A. Inc.	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	12/18/2025	135.4	135.4	133.9	0.05%
^Accent Tag and Label Inc	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	12/18/2040	629.4	629.4	704.6	0.25%
^Labmates LLC	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	12/18/2040	154.2	154.2	174.4	0.06%
^Abbondanza Market LLC dba Hampton Falls Village Market	Food and Beverage Stores	Term Loan	Prime plus 2.75%	12/18/2025	51.9	51.9	52.0	0.02%
^Learning Skills LLC and Christopher Shrope	Educational Services	Term Loan	Prime plus 2.75%	12/17/2025	8.4	8.4	8.3	—%
^Mustafa Inc dba Adiba Grocery	Food and Beverage Stores	Term Loan	Prime plus 2.75%	12/17/2025	80.7	80.7	84.3	0.03%

See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2018
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^New York Home Health Care Equipment, LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/16/2025	$758.9	$758.9	$789.8	0.27%
^Moments to Remember USA LLC dba Retain Loyalty	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	12/16/2025	58.0	58.0	59.5	0.02%
^Swalm Street LLC and New York Home Health Care Equipment LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/16/2040	363.0	363.0	408.8	0.14%
^JAG Unit 1, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/16/2025	193.5	193.5	191.2	0.07%
^Abitino’s JFK LLC dba Abitino’s	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/16/2022	81.6	81.6	80.8	0.03%
^Evans & Paul LLC and E&P Holdings I LLC	Nonmetallic Mineral Product Manufacturing	Term Loan	Prime plus 2.75%	12/15/2025	105.1	105.1	105.1	0.04%
^Basista Family Limited Partnership and UPE, Inc.	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	12/14/2040	325.1	325.1	363.4	0.13%
^DC Enterprises Ltd. dba Lakeview True Value	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	12/14/2025	17.4	17.4	18.0	0.01%
^Alexandra Afentoulides dba Vi’s Pizza Restaurant	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/11/2040	28.1	28.1	31.8	0.01%
^AGR Foodmart Inc dba Nashua Road Mobil	Gasoline Stations	Term Loan	Prime plus 2.75%	12/11/2025	17.4	17.4	18.0	0.01%
^Cares, Inc dba Dumpling Grounds Day Care Center	Social Assistance	Term Loan	Prime plus 2.75%	12/10/2025	5.8	5.8	6.1	—%
^Custom Exteriors, Inc.	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	12/9/2025	77.4	77.4	77.6	0.03%
^Sushiya, Inc.	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/8/2025	84.2	84.2	84.5	0.03%
^My Jewels, LLC dba The UPS Store #6712	Administrative and Support Services	Term Loan	Prime plus 2.75%	12/7/2025	27.4	27.4	27.1	0.01%
^LC Blvd Holdings LLC and Mt Pleasant Wash & Wax LLC	Repair and Maintenance	Term Loan	Prime plus 2.75%	12/4/2040	477.8	477.8	536.6	0.19%
^Tariq, LLC dba 76 Food Mart	Gasoline Stations	Term Loan	Prime plus 2.75%	12/2/2040	356.0	356.0	400.0	0.14%
^Hurshell Leon Dutton dba High Jump Party Rentals	Rental and Leasing Services	Term Loan	Prime plus 2.75%	11/30/2025	13.6	13.6	14.3	—%
^Japp Business Inc dba Pick and Eat and Japp Drink Corp.	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/30/2025	95.9	95.9	96.7	0.03%
^Delta Aggregate, LLC	Mining (except Oil and Gas)	Term Loan	Prime plus 2.75%	11/30/2025	83.9	83.9	87.7	0.03%
^Smokeyard Inc dba Smokeyard BBQ and Chop Shop	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/30/2025	95.8	95.8	95.5	0.03%
^State Painting and Decorating Co Inc	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	11/25/2025	55.4	55.4	54.8	0.02%
See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2018
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^DWeb Studio, Inc.	Educational Services	Term Loan	Prime plus 2.75%	11/25/2025	$8.6	$8.6	$8.5	—%
^Sambella Holdings, LLC and Strike Zone Entertainment Center LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	11/23/2040	738.3	738.3	832.8	0.29%
^Play and Learn Child Care and School Inc	Social Assistance	Term Loan	Prime plus 2.75%	11/23/2025	8.5	8.5	8.9	—%
^Ronny Ramirez RX Corp dba Naturxheal Family Pharmacy	Health and Personal Care Stores	Term Loan	Prime plus 2.75%	11/20/2025	69.3	69.3	69.0	0.02%
^CNYP 717 Irondequoit LLC and CNYP 2002 Ontario LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/20/2040	232.4	232.4	255.2	0.09%
^S.B.B. Enterprises Inc dba Williamston Hardware	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	11/19/2040	102.8	102.8	113.0	0.04%
^Key Pix Productions Inc. dba Air Bud Entertainment	Performing Arts, Spectator Sports, and Related Industries	Term Loan	Prime plus 2.75%	11/18/2040	597.3	597.3	675.5	0.24%
^E.S.F.P. LLC dba Volusia Van and Storage	Truck Transportation	Term Loan	Prime plus 2.75%	11/11/2025	68.2	68.2	68.1	0.02%
^Green Life Lawnscapes LLC dba Green Life Lawn Care	Administrative and Support Services	Term Loan	Prime plus 2.75%	11/6/2025	105.6	105.6	109.8	0.04%
^JumboMarkets Inc dba Rines Jumbomarkets	Food and Beverage Stores	Term Loan	Prime plus 2.75%	11/4/2025	234.7	234.7	244.7	0.09%
^Bisson Transportation Inc dba I & R Associates and Document Secutiry	Truck Transportation	Term Loan	Prime plus 2.75%	10/30/2025	17.1	17.1	17.6	0.01%
^Top Cat Ready Mix, LLC, Ples Investments LLC, and Pappy’s Sand and Gravel	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	10/28/2025	538.5	538.5	540.3	0.19%
^Windsor Direct Distribution LLC	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	10/26/2025	10.8	10.8	10.7	—%
^Financial Network Recovery Inc	Administrative and Support Services	Term Loan	Prime plus 2.75%	10/26/2025	30.4	30.4	30.0	0.01%
^ADMO Inc dba Mid States Equipment	Plastics and Rubber Products Manufacturing	Term Loan	Prime plus 2.75%	10/8/2025	17.1	17.1	17.0	0.01%
^Recycling Consultants, Inc. and Prairie State Salvage and Recycling Inc	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	9/30/2027	487.7	487.7	501.5	0.17%
^SCJEN Management Inc dba Bowl of Heaven	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/30/2025	54.1	54.1	53.4	0.02%
^Accent Homes Services LLC dba Benjamin Franklin Plumbing of Kansas City	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	9/30/2028	55.1	55.1	58.1	0.02%

See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2018
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Barub Realty LLC and Barub LLC dba Woodlawn Cabinets	Furniture and Home Furnishings Stores	Term Loan	Prime plus 2.75%	9/30/2040	$135.0	$135.0	$152.5	0.05%
^R.H. Hummer Jr., Inc.	Truck Transportation	Term Loan	Prime plus 2.75%	9/30/2025	292.1	292.1	302.3	0.11%
^Binky’s Vapes LLC	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	9/30/2025	16.9	16.9	16.7	0.01%
^Greensward of Marco Inc.	Administrative and Support Services	Term Loan	Prime plus 2.75%	9/28/2040	82.6	82.6	92.1	0.03%
^RIM Investments LLC and RIM Architects LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	9/28/2040	376.7	376.7	419.3	0.15%
^The Grasso Companies LLC and Grasso Pavement Maintenance LLC Veranda L	Heavy and Civil Engineering Construction	Term Loan	Prime plus 2.75%	9/28/2025	387.2	387.2	403.7	0.14%
^Daniel W. Stark dba Mountain Valley Lodge and RV Park	Accommodation	Term Loan	Prime plus 2.75%	9/25/2040	12.7	12.7	14.4	0.01%
^Prestigious LifeCare for Seniors LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	9/25/2025	7.4	7.4	7.5	—%
^Sandlot Ventures LLC and Sandbox Ventures LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	9/25/2040	418.9	418.9	464.0	0.16%
^Yachting Solutions LLC	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	9/25/2040	908.7	908.7	1,006.0	0.35%
^St Lawrence Hotel Corp and Oheka Catering Inc dba Quality Inn	Accommodation	Term Loan	Prime plus 2.75%	9/24/2040	590.0	590.0	659.8	0.23%
^Hagerstown Muffler, Inc. and JMS Muffler, Inc	Repair and Maintenance	Term Loan	Prime plus 2.75%	9/24/2040	311.5	311.5	351.9	0.12%
^Rutledge Enterprises Inc dba BLC Property Management	Administrative and Support Services	Term Loan	Prime plus 2.75%	9/23/2040	58.5	58.5	65.5	0.02%
^J3K LLC dba Ronan True Value Hardware	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	9/23/2025	114.6	114.6	113.1	0.04%
^Finish Strong Inc dba FASTSIGNS St Peters	Miscellaneous Manufacturing	Term Loan	Prime plus 2.75%	9/23/2025	37.6	37.6	37.1	0.01%
^Nova Solutions Inc	Furniture and Related Product Manufacturing	Term Loan	Prime plus 2.75%	9/22/2040	302.1	302.1	337.9	0.12%
^Pine Belt Wood Products LLC	Forestry and Logging	Term Loan	Prime plus 2.75%	9/22/2040	154.6	154.6	168.5	0.06%
^IIoka Inc dba New Cloud Networks	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	9/21/2025	502.2	502.2	495.6	0.17%
^Sound Manufacturing Inc	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	9/21/2025	37.5	37.5	37.8	0.01%
^Vanderhoof LLC dba Soxfords	Apparel Manufacturing	Term Loan	Prime plus 2.75%	9/18/2025	11.9	11.9	11.8	—%
^MiJoy Inc dba Imo’s Pizza	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/18/2025	6.2	6.2	6.1	—%
^Naeem Khan LTD	Apparel Manufacturing	Term Loan	Prime plus 2.75%	9/17/2025	94.0	94.0	92.7	0.03%
^Import Car Connection Inc dba Car Connection	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	9/16/2040	384.7	384.7	433.5	0.15%

See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2018
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^FirstVitals Health and Wellness Inc	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	9/15/2025	$112.7	$112.7	$111.2	0.04%
^Almost Home Daycare LLC	Social Assistance	Term Loan	Prime plus 2.75%	9/11/2025	8.2	8.2	8.6	—%
^Gardner’s Wharf Holdings LLC and Gardner’s Wharf Seafood Inc	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	9/8/2040	132.4	132.4	149.5	0.05%
^Empower Autism Academy	Social Assistance	Term Loan	Prime plus 2.75%	9/4/2040	646.7	646.7	730.6	0.25%
^Higher Grounds Community Coffeehouse, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/2/2025	6.2	6.2	6.2	—%
^The Camera House Inc	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	8/31/2025	929.6	929.6	947.0	0.33%
^LAN Doctors Inc	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	8/28/2025	62.7	62.7	63.6	0.02%
^Elite Institute LLC dba Huntington Learning Center	Educational Services	Term Loan	Prime plus 2.75%	8/28/2025	11.3	11.3	11.2	—%
^J and K Fitness L.L.C. dba Physiques Womens Fitness Center	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	2/28/2041	90.1	90.1	101.4	0.04%
^3000 CSI Property LLC and Consulting Solutions Inc	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	8/20/2040	129.8	129.8	146.2	0.05%
^God Be Glorified Inc dba GBG Inc	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	8/20/2025	39.4	39.4	38.9	0.01%
^GDP Gourmet LLC dba Joe and John’s Pizza Restaurant	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	8/19/2040	136.9	136.9	152.8	0.05%
^Gold Jet Corp.	Couriers and Messengers	Term Loan	Prime plus 2.75%	8/14/2025	53.5	53.5	54.3	0.02%
^SKJ Inc dba Subway	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	8/13/2025	62.9	62.9	62.4	0.02%
^LP Industries Inc dba Childforms	Plastics and Rubber Products Manufacturing	Term Loan	Prime plus 2.75%	7/29/2025	92.0	92.0	94.5	0.03%
^Pauley Tree and Lawn Care Inc	Administrative and Support Services	Term Loan	Prime plus 2.75%	7/28/2025	48.3	48.3	48.8	0.02%
^Beale Street Blues Company-West Palm Beach LLC dba Lafayette’s-West Palm	Performing Arts, Spectator Sports, and Related Industries	Term Loan	Prime plus 2.75%	7/24/2025	48.8	48.8	48.9	0.02%
^Smart Artists Inc.	Performing Arts, Spectator Sports, and Related Industries	Term Loan	Prime plus 2.75%	7/23/2025	16.6	16.6	16.4	0.01%
^Free Ion Advisors LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	7/21/2025	47.3	47.3	46.7	0.02%
^Murrayville Donuts, Inc dba Dunkin’ Donuts	Food and Beverage Stores	Term Loan	Prime plus 2.75%	7/15/2040	330.7	330.7	366.5	0.13%
^Union 2 LLC dba The Standard	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	7/10/2025	74.6	74.6	76.0	0.03%
^Thrifty Market, Inc. dba Thrifty Foods	Food and Beverage Stores	Term Loan	Prime plus 2.75%	6/30/2030	225.1	225.1	240.1	0.08%

See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2018
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Jonathan E Nichols and Nichols Fire and Security LLC	Administrative and Support Services	Term Loan	Prime plus 2.75%	6/30/2025	$54.7	$54.7	$57.2	0.02%
^Anglin Cultured Stone Products LLC dba Anglin Construction	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	6/30/2025	205.4	205.4	212.0	0.07%
^Danny V, LLC dba Hugo’s Taproom	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/30/2040	38.6	38.6	43.8	0.02%
^BJ’s Tavern LLC and BJ’s Cabana Bar Inc	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/30/2040	199.5	199.5	227.3	0.08%
^Myclean Inc.	Personal and Laundry Services	Term Loan	Prime plus 2.75%	6/29/2025	11.6	11.6	11.9	—%
^Summit Beverage Group LLC	Beverage and Tobacco Product Manufacturing	Term Loan	Prime plus 2.75%	8/29/2030	248.8	248.8	266.7	0.09%
^Advanced Skincare Medcenter Inc dba Advanced Skincare Surgery	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	6/29/2025	246.0	246.0	252.6	0.09%
^CEM Autobody LLC dba Dawn’s Autobody	Repair and Maintenance	Term Loan	Prime plus 2.75%	6/26/2040	127.4	127.4	144.7	0.05%
^SofRep, Inc dba Force 12 Media	Other Information Services	Term Loan	Prime plus 2.75%	6/26/2025	48.3	48.3	49.4	0.02%
^TJU-DGT Inc dba The Lorenz Cafe	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/26/2029	17.2	17.2	18.5	0.01%
^Jihan Inc dba ARCO AM/PM and Diana Inc dba Diana’s Recycling	Gasoline Stations	Term Loan	Prime plus 2.75%	6/26/2040	356.7	356.7	405.9	0.14%
^E & G Enterprises LLC dba Comfort Keepers	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	6/26/2025	16.4	16.4	16.8	0.01%
^Ohs Auto Body, Inc. dba Ohs Body Shop	Repair and Maintenance	Term Loan	7.72%	6/25/2040	1,145.8	1,145.8	1,301.2	0.45%
^Wolf Enviro Interests, LLC and Enviromax Services Inc	Administrative and Support Services	Term Loan	Prime plus 2.75%	6/25/2040	231.4	231.4	261.3	0.09%
^Evinger PA One, Inc. dba Postal Annex, Falcon	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	6/24/2025	16.4	16.4	17.0	0.01%
^RJI Services, Inc.	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	6/23/2025	16.2	16.2	16.6	0.01%
^Real Help LLC dba Real Help Decorative Concrete	Administrative and Support Services	Term Loan	Prime plus 2.75%	6/22/2025	38.7	38.7	40.6	0.01%
^PM Cassidy Enterprises, Inc. dba Junk King	Waste Management and Remediation Services	Term Loan	Prime plus 2.75%	6/19/2025	10.9	10.9	11.1	—%
^KRN Logistics, LLC and Newsome Trucking, Inc	Truck Transportation	Term Loan	Prime plus 2.75%	6/19/2025	391.4	391.4	406.1	0.14%
^Inverted Healthcare Staffing of Florida LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	6/18/2025	44.7	44.7	45.7	0.02%
^Flooring Liquidators Inc and Flooring Liquidators of Mt Kisco LLC	Specialty Trade Contractors	Term Loan	6.75%	6/17/2025	316.5	316.5	332.0	0.12%
^AM PM Properties, LLC and AM PM Willington, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/17/2040	81.5	81.5	93.1	0.03%

See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2018
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Bizzare Foods Inc dba Trooper Foods	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	6/12/2025	$80.2	$80.2	$82.0	0.03%
^Anturio Marketing Inc dba Logic Consulting	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	6/12/2040	272.4	272.4	311.8	0.11%
^Mirage Plastering Inc and Mpire LLC and Mpire II LLC	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	6/12/2040	130.3	130.3	146.3	0.05%
^Eldredge Tavern LLC dba Gonyea’s Tavern	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/8/2040	52.8	52.8	60.4	0.02%
^Nicor LLC dba Fibrenew Sacramento	Repair and Maintenance	Term Loan	Prime plus 2.75%	6/5/2022	7.8	7.8	7.9	—%
^ViAr Visual Communications, Inc. dba Fastsigns 281701	Miscellaneous Manufacturing	Term Loan	Prime plus 2.75%	6/5/2025	45.2	45.2	46.5	0.02%
^Chitalian Fratelli LLC dba Francesca Brick Oven Pizza and Pasta	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/5/2025	11.4	11.4	11.7	—%
^Video Vault & Tanning LLC and Mosaic Salon LLC	Rental and Leasing Services	Term Loan	Prime plus 2.75%	6/4/2040	85.3	85.3	97.6	0.03%
^Medworxs LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	6/3/2025	91.1	91.1	93.4	0.03%
^XCESSIVE THROTTLE, INC dba Jake’s Roadhouse	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	5/29/2025	5.9	5.9	6.1	—%
^Villela CPA PL	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	5/27/2025	6.5	6.5	6.7	—%
^Douglas Posey and Sally Watkinson dba Audrey’s Farmhouse	Accommodation	Term Loan	Prime plus 2.75%	5/20/2040	163.2	163.2	186.2	0.06%
^15 McArdle LLC and No Other Impressions Inc	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	5/15/2040	240.9	240.9	272.9	0.09%
^Guard Dogs MFS LLC	Repair and Maintenance	Term Loan	Prime plus 2.75%	5/8/2025	46.7	46.7	47.9	0.02%
^George S Cochran DDS Inc	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	5/7/2025	93.8	93.8	96.0	0.03%
^South Park Properties LLC and Midlothian Hardware LLC	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	5/6/2040	45.1	45.1	51.6	0.02%
^Matthew Taylor and Landon Farm LLC	Personal and Laundry Services	Term Loan	Prime plus 2.75%	5/4/2040	94.4	94.4	106.2	0.04%
^Cares Inc dba Dumpling Grounds Day Care Center	Social Assistance	Term Loan	Prime plus 2.75%	5/1/2040	75.9	75.9	86.9	0.03%
^Orchid Enterprises Inc dba Assisting Hands of Sussex County	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	4/24/2025	10.7	10.7	11.0	—%
^Ragazza Restaurant Group, Inc. dba Bambolina	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	4/21/2025	12.9	12.9	13.3	—%
^Diamond Solutions LLC	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	4/21/2025	14.6	14.6	15.0	0.01%
^Giacchino Maritime Consultants Inc	Personal and Laundry Services	Term Loan	Prime plus 2.75%	4/17/2025	16.1	16.1	16.5	0.01%

See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2018
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Sound Coaching Inc	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	Term Loan	Prime plus 2.75%	4/14/2025	$31.7	$31.7	$32.5	0.01%
^Faramarz Nikourazm dba Car Clinic Center	Repair and Maintenance	Term Loan	Prime plus 2.75%	4/3/2040	68.8	68.8	78.3	0.03%
^HAVANA CENTRAL NJ1, LLC dba Havana Central	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/31/2025	203.4	203.4	213.0	0.07%
^Advance Case Parts RE Holdings LLC and Advance Case Parts Inc	Repair and Maintenance	Term Loan	Prime plus 2.75%	3/31/2040	707.0	707.0	798.7	0.28%
^Mid-South Lumber Co. of Northwest Florida, Inc.	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	3/31/2040	400.2	400.2	451.7	0.16%
^Copper Beech Financial Group LLC	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	3/30/2025	88.3	88.3	91.5	0.03%
^Delta Aggregate LLC	Mining (except Oil and Gas)	Term Loan	Prime plus 2.75%	3/30/2025	72.3	72.3	75.7	0.03%
^Sunset Marine Resort LLC and GoXpeditions LLC and Lavon Gomes and Trac	Accommodation	Term Loan	Prime plus 2.75%	3/27/2040	281.7	281.7	322.0	0.11%
^Foresite Realty Partners LLC and Foresite Real Estate Holdings LLC	Real Estate	Term Loan	Prime plus 2.75%	3/27/2025	874.5	874.5	893.4	0.31%
^Shellhorn and Hill Inc dba Total Fleet Service	Nonstore Retailers	Term Loan	Prime plus 2.75%	3/27/2040	967.3	967.3	1,091.8	0.38%
^Shorr Enterprises Inc dba New Design Furniture Manufacturers	Furniture and Related Product Manufacturing	Term Loan	Prime plus 2.75%	3/27/2025	75.4	75.4	78.4	0.03%
^Joyce Outdoor Advertising NJ LLC and Joyce Outdoor Advertising LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	3/26/2040	50.4	50.4	57.6	0.02%
^Zero-In Media Inc	Data Processing, Hosting, and Related Services	Term Loan	Prime plus 2.75%	3/25/2025	15.9	15.9	16.2	0.01%
^Loriet LLC	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	3/24/2025	8.5	8.5	8.7	—%
^Shelton Incorporated dba Mrs. Winners	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/20/2040	105.0	105.0	120.0	0.04%
^Jaymie Hazard dba Indigo Hair Studio and Day Spa	Personal and Laundry Services	Term Loan	Prime plus 2.75%	3/20/2040	40.1	40.1	45.5	0.02%
^R & R Security and Investigations Inc dba Pardners Lake Buchanan	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/19/2040	79.7	79.7	91.1	0.03%
^MMS Realty, LLC and Molecular MS Diagnostics LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	3/18/2040	150.0	150.0	170.2	0.06%
^Royal Crest Motors LLC	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	3/16/2040	85.1	85.1	96.8	0.03%
^BND Sebastian Limited Liability Company and Sebastian Fitness LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	3/16/2040	161.0	161.0	183.5	0.06%
^Douglas Printy Motorsports, Inc. dba Blackburn Trike	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	3/9/2040	179.1	179.1	203.1	0.07%
See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2018
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Luigi’s on Main LLC and Luigi’s Main Street Pizza Inc	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/4/2025	$7.9	$7.9	$8.3	—%
^Baystate Firearms and Training, LLC	Educational Services	Term Loan	Prime plus 2.75%	2/27/2025	44.2	44.2	45.2	0.02%
^Pace Motor Lines, Inc.	Truck Transportation	Term Loan	Prime plus 2.75%	2/26/2025	46.0	46.0	48.2	0.02%
^Kingseal LLC dba Desoto Health and Rehab Center	Nursing and Residential Care Facilities	Term Loan	Prime plus 2.75%	2/26/2040	1,190.4	1,190.4	1,360.8	0.47%
^Nelson Financial Services LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	2/24/2025	8.7	8.7	8.9	—%
^Kiddie Steps 4 You Inc.	Social Assistance	Term Loan	Prime plus 2.75%	2/19/2040	57.8	57.8	65.5	0.02%
^Triangle Trash LLC dba Bin There Dump That	Waste Management and Remediation Services	Term Loan	Prime plus 2.75%	2/18/2025	51.9	51.9	53.7	0.02%
^Silva Realty Holdings, LLC and MF-Silva Enterprises, Inc.	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/11/2040	159.9	159.9	181.2	0.06%
^740 Barry Street Realty LLC and Wild Edibles Inc	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	2/10/2040	459.6	459.6	525.4	0.18%
^Kostekos Inc dba New York Style Pizza	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/6/2040	61.9	61.9	70.3	0.02%
^DuCharme Realty LLC and DuCharme Enterprises LLC	Wood Product Manufacturing	Term Loan	Prime plus 2.75%	2/2/2040	210.1	210.1	237.7	0.08%
^Dean 1021 LLC dba Pure Pita	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	4/29/2025	59.4	59.4	61.0	0.02%
^Limameno LLC dba Sal’s Italian Ristorante	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	1/23/2025	57.5	57.5	59.1	0.02%
^Palmabak Inc dba Mami Nora’s	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	1/22/2025	8.5	8.5	8.9	—%
^Jung Design Inc	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	1/20/2022	4.3	4.3	4.3	—%
^Grand Blanc Lanes, Inc. and H, H and H, LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	12/31/2039	123.5	123.5	140.9	0.05%
^Evans and Paul LLC	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	12/30/2024	167.9	167.9	175.2	0.06%
^First Prevention and Dialysis Center, LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/30/2024	204.0	204.0	212.4	0.07%
^Bowlerama Inc	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	12/24/2039	1,117.6	1,117.6	1,276.1	0.44%
^The Lodin Group LLC and Lodin Health Imaging Inc dba Highlands Breast	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/23/2039	492.1	492.1	555.0	0.19%
^Thermoplastic Services Inc and Paragon Plastic Sheet, Inc	Plastics and Rubber Products Manufacturing	Term Loan	Prime plus 2.75%	12/23/2039	464.0	464.0	529.8	0.18%

See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2018
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Beale Street Blues Company-West Palm Beach, LLC dba Lafayette Music Hall	Performing Arts, Spectator Sports, and Related Industries	Term Loan	Prime plus 2.75%	12/22/2024	$128.1	$128.1	$131.9	0.05%
^MM and M Management Inc dba Pizza Artista	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	4/19/2025	32.8	32.8	33.7	0.01%
^B.S. Ventures LLC dba Dink’s Market	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	12/19/2039	49.9	49.9	57.0	0.02%
^Will Zac Management LLC dba Papa John’s	Food Services and Drinking Places	Term Loan	6.25%	12/19/2024	112.1	112.1	117.2	0.04%
^The Jewelers Inc. dba The Jewelers of Las Vegas	Clothing and Clothing Accessories Stores	Term Loan	Prime plus 2.75%	12/19/2024	851.7	851.7	870.1	0.30%
^B & W Towing, LLC and Boychucks Fuel LLC	Repair and Maintenance	Term Loan	Prime plus 2.75%	12/17/2039	152.6	152.6	172.7	0.06%
^All American Games, LLC and Sportslink – The Game, LLC	Performing Arts, Spectator Sports, and Related Industries	Term Loan	Prime plus 2.75%	12/10/2024	273.2	273.2	281.6	0.10%
^Kemmer LLC and Apples Tree Top Liquors LLC	Food and Beverage Stores	Term Loan	Prime plus 2.75%	12/4/2039	130.0	130.0	146.9	0.05%
^Teamnewman Enterprises LLC dba Newmans at 988 and John H. Newman	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/25/2039	110.3	110.3	125.5	0.04%
^DeRidder Chiropractic LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	11/25/2024	8.9	8.9	9.3	—%
^Modern Manhattan LLC	Furniture and Home Furnishings Stores	Term Loan	Prime plus 2.75%	11/25/2024	148.5	148.5	151.9	0.05%
^J&D Resources, LLC dba Aqua Science	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	11/21/2024	512.0	512.0	524.1	0.18%
^Legacy Estate Planning Inc dba American Casket Enterprises	Personal and Laundry Services	Term Loan	Prime plus 2.75%	11/21/2024	28.4	28.4	28.9	0.01%
^DC Real LLC and DC Enterprises LTD dba Lakeview True Value	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	11/20/2039	111.1	111.1	126.5	0.04%
^Joey O’s LLC and Jennifer Olszewski	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	11/7/2024	0.6	0.6	0.6	—%
^Heartland American Properties LLC and Skaggs RV Outlet LLC	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	10/31/2039	442.8	442.8	503.8	0.18%
^Seelan Inc dba Candleridge Market	Gasoline Stations	Term Loan	Prime plus 2.75%	10/27/2039	83.7	83.7	94.8	0.03%
^Navdeep B Martins and Busy Bubbles LLC dba Wishy Washy	Personal and Laundry Services	Term Loan	Prime plus 2.75%	10/24/2039	82.4	82.4	93.1	0.03%
^One Hour Jewelry Repair Inc	Repair and Maintenance	Term Loan	Prime plus 2.75%	10/14/2024	13.7	13.7	14.0	—%
^Return to Excellence, Inc. dba The Waynesville Inn Golf & Spa	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	10/10/2039	1,173.5	1,173.5	1,339.9	0.47%
^Sound Manufacturing Inc	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	10/10/2024	124.7	124.7	128.3	0.04%
^DNT Storage and Properties LLC	Real Estate	Term Loan	Prime plus 2.75%	10/10/2039	94.1	94.1	107.2	0.04%
^Smith Spinal Care Center P.C. and James C. Smith	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	10/8/2039	55.5	55.5	63.1	0.02%

See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2018
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Doctors Express Management of Central Texas LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	10/8/2024	$32.4	$32.4	$33.9	0.01%
^Michael Rey Jr. and Lynn J. Williams and GIG Petcare dba Hickory	Personal and Laundry Services	Term Loan	Prime plus 2.75%	10/3/2039	114.0	114.0	129.9	0.05%
^Sumad LLC dba BrightStar Care of Encinitas	Administrative and Support Services	Term Loan	Prime plus 2.75%	10/2/2024	35.5	35.5	37.1	0.01%
^Roccos LLC and Sullo Pantalone Inc dba Rocco’s	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/30/2039	235.9	235.9	266.8	0.09%
^Gordon E Rogers dba Stonehouse Motor Inn	Accommodation	Term Loan	Prime plus 2.75%	9/26/2039	53.0	53.0	60.5	0.02%
^North Columbia LLC and Loop Liquor and Convenience Store LLC	Food and Beverage Stores	Term Loan	Prime plus 2.75%	9/24/2039	146.9	146.9	167.1	0.06%
^6 Price Avenue, LLC and Pauley Tree & Lawn Care, Inc	Administrative and Support Services	Term Loan	Prime plus 2.75%	9/24/2039	432.6	432.6	486.3	0.17%
^Andrene’s LLC dba Andrene’s Caribbean Soul Food Carry Out	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/23/2024	19.1	19.1	19.4	0.01%
^Ryan Crick and Pamela J. Crick and Crick Enterprises Inc	Repair and Maintenance	Term Loan	Prime plus 2.75%	9/17/2039	134.2	134.2	153.1	0.05%
^Modern Leather Goods Repair Shop Inc	Repair and Maintenance	Term Loan	Prime plus 2.75%	9/17/2024	38.2	38.2	38.9	0.01%
^Animal Intrusion Prevention Systems Holding Company, LLC	Administrative and Support Services	Term Loan	Prime plus 2.75%	9/15/2024	180.1	180.1	185.4	0.06%
^Tavern Properties LLC and Wildwood Tavern LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/15/2039	394.7	394.7	448.5	0.16%
^Indy East Smiles Youth Dentistry LLC dba Prime Smile East	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	9/11/2024	415.6	415.6	423.5	0.15%
^B&P Diners LLC dba Engine House Restaurant	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/10/2024	52.8	52.8	53.7	0.02%
^Delta Aggregate LLC	Mining (except Oil and Gas)	Term Loan	Prime plus 2.75%	8/28/2039	859.0	859.0	979.7	0.34%
^Orange County Cleaning Inc	Administrative and Support Services	Term Loan	Prime plus 2.75%	8/27/2024	9.4	9.4	9.6	—%
^Lamjam LLC, Goldsmith Lambros Inc	Clothing and Clothing Accessories Stores	Term Loan	Prime plus 2.75%	8/27/2024	88.4	88.4	92.2	0.03%
^Qycell Corporation	Plastics and Rubber Products Manufacturing	Term Loan	Prime plus 2.75%	8/26/2024	78.5	78.5	81.1	0.03%
^Atlas Auto Body Inc dba Atlas Auto Sales	Repair and Maintenance	Term Loan	Prime plus 2.75%	8/22/2039	47.5	47.5	53.8	0.02%
^Alpha Preparatory Academy LLC	Social Assistance	Term Loan	Prime plus 2.75%	8/15/2039	134.3	134.3	153.1	0.05%
^Katie Senior Care LLC dba Home Instead Senior Care	Social Assistance	Term Loan	Prime plus 2.75%	8/15/2024	80.8	80.8	82.2	0.03%
^Hamer Road Auto Salvage, LLC and Scott T. Cook and Nikki J. Cook	Motor Vehicle and Parts Dealers	Term Loan	6%	8/8/2039	176.0	176.0	200.8	0.07%
^Almost Home Property LLC and Almost Home Daycare LLC	Social Assistance	Term Loan	Prime plus 2.75%	8/7/2039	677.8	677.8	771.8	0.27%

See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2018
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^AGV Enterprises LLC dba Jet’s Pizza #42	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	7/31/2024	$35.2	$35.2	$36.0	0.01%
^iFood, Inc. dba Steak N Shake	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	7/31/2024	253.5	253.5	261.8	0.09%
^575 Columbus Avenue Holding Company, LLC and LA-ZE LLC dba EST EST EST	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	7/30/2039	19.4	19.4	22.1	0.01%
^Honeyspot Investors LLP and Pace Motor Lines Inc	Truck Transportation	Term Loan	Prime plus 2.75%	7/24/2039	137.8	137.8	157.1	0.05%
^Miss Cranston Diner II, LLC and Miss Cranston II Realty LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	7/17/2039	93.8	93.8	106.6	0.04%
^Lisle Lincoln II Limited Partnership dba Lisle Lanes LP	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	6/30/2024	63.3	63.3	66.2	0.02%
^iFood, Inc. dba Steak N Shake	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/30/2039	579.0	579.0	662.6	0.23%
^Honeyspot Investors LLP and Pace Motor Lines Inc	Truck Transportation	Term Loan	Prime plus 2.75%	6/30/2039	803.5	803.5	924.8	0.32%
^AMG Holding, LLC and Stetson Automotive, Inc	Repair and Maintenance	Term Loan	Prime plus 2.75%	6/30/2039	190.9	190.9	219.7	0.08%
^Zinger Hardware and General Merchant Inc	Building Material and Garden Equipment and Supplies Dealers	Term Loan	7.25%	6/26/2024	43.8	43.8	45.8	0.02%
^JPM Investments LLC and Carolina Family Foot Care P.A.	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	6/26/2039	129.6	129.6	148.9	0.05%
^Nikobella Properties LLC and JPO Inc dba Village Car Wash	Repair and Maintenance	Term Loan	Prime plus 2.75%	6/25/2039	444.1	444.1	510.3	0.18%
^Big Sky Plaza LLC and Strickland, Incorporated dba Livingston True Value	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	6/20/2039	214.0	214.0	245.9	0.09%
^Nirvi Enterprises LLC dba Howard Johnson / Knights Inn	Accommodation	Term Loan	Prime plus 2.75%	6/17/2039	843.8	843.8	971.2	0.34%
^Sico & Walsh Insurance Agency Inc and The AMS Trust	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	6/6/2039	85.5	85.5	98.4	0.03%
^Sujata Inc dba Stop N Save Food Mart and Dhruvesh Patel	Food and Beverage Stores	Term Loan	Prime plus 2.75%	6/3/2024	14.3	14.3	14.9	0.01%
^Long Island Barber Institute Inc	Educational Services	Term Loan	Prime plus 2.75%	6/2/2039	50.9	50.9	58.4	0.02%
^CJR LLC and PowerWash Plus, Inc.	Repair and Maintenance	Term Loan	Prime plus 2.75%	5/30/2024	33.1	33.1	34.7	0.01%
^Pocono Coated Products, LLC	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	5/30/2024	14.1	14.1	14.8	0.01%
^Wilton Dental Care P.C.	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	5/29/2024	81.9	81.9	84.9	0.03%
^EGM Food Services Inc dba Gold Star Chili	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	5/29/2024	12.3	12.3	12.7	—%
^Jonesboro Health Food Center LLC	Health and Personal Care Stores	Term Loan	Prime plus 2.75%	5/27/2024	38.7	38.7	40.1	0.01%
^Hae M. and Jin S. Park dba Buford Car Wash	Repair and Maintenance	Term Loan	Prime plus 2.75%	5/15/2039	151.7	151.7	173.9	0.06%
^The River Beas LLC and Punam Singh	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	5/8/2039	82.9	82.9	95.2	0.03%

See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2018
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^AS Boyals LLC dba Towne Liquors	Food and Beverage Stores	Term Loan	Prime plus 2.75%	4/29/2039	$99.4	$99.4	$114.4	0.04%
^Gerami Realty, LC, Sherrill Universal City Corral, LP dba Golden	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	4/23/2027	58.1	58.1	62.1	0.02%
^Complete Body & Paint, Inc.	Repair and Maintenance	Term Loan	Prime plus 2.75%	4/23/2039	19.0	19.0	21.9	0.01%
^Island Wide Realty LLC and Long Island Partners, Inc.	Real Estate	Term Loan	Prime plus 2.75%	4/22/2039	94.8	94.8	109.1	0.04%
^Wilshire Media Systems Inc	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	4/17/2024	115.0	115.0	119.4	0.04%
^1899 Tavern & Tap LLC and Ale House Tavern & Tap LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	4/9/2039	124.6	124.6	143.3	0.05%
^Hodges Properties LLC and Echelon Enterprises Inc dba Treads Bicycle	Sporting Goods, Hobby, Musical Instrument, and Book Stores	Term Loan	Prime plus 2.75%	3/31/2039	409.2	409.2	469.9	0.16%
^Dantanna’s Tavern LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/30/2024	103.3	103.3	107.4	0.04%
^Little People’s Village II LLC and Iliopoulos Realty LLC	Social Assistance	Term Loan	Prime plus 2.75%	3/31/2039	84.4	84.4	96.6	0.03%
^Little People’s Village II LLC and Iliopoulos Realty LLC	Social Assistance	Term Loan	Prime plus 2.75%	3/31/2039	93.2	93.2	106.6	0.04%
^Eagle Aggregate Transportation, LLC and Eagle Pneumatic Transport LLC	Truck Transportation	Term Loan	Prime plus 2.75%	3/31/2024	430.2	430.2	448.9	0.16%
^Kemmer, LLC and Pitts Package Store, Inc.	Food and Beverage Stores	Term Loan	Prime plus 2.75%	3/31/2039	108.2	108.2	123.5	0.04%
^Lake Area Autosound LLC and Ryan H. Whittington	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	7/28/2039	115.7	115.7	133.0	0.05%
^Knowledge First Inc dba Magic Years of Learning and Kimberly Knox	Social Assistance	Term Loan	Prime plus 2.75%	3/21/2039	133.3	133.3	152.7	0.05%
^636 South Center Holdings, LLC and New Mansfield Brass and Aluminum Co	Primary Metal Manufacturing	Term Loan	Prime plus 2.75%	3/20/2039	71.9	71.9	82.6	0.03%
^Cormac Enterprises and Wyoming Valley Beverage Incorporated	Food and Beverage Stores	Term Loan	Prime plus 2.75%	3/20/2039	101.1	101.1	116.2	0.04%
^Kinisi, Inc. dba The River North UPS Store	Administrative and Support Services	Term Loan	Prime plus 2.75%	3/18/2024	13.1	13.1	13.7	—%
^Tortilla King Inc.	Food Manufacturing	Term Loan	Prime plus 2.75%	3/14/2039	42.2	42.2	48.5	0.02%
^Tortilla King, Inc.	Food Manufacturing	Term Loan	Prime plus 2.75%	3/14/2029	824.3	824.3	889.8	0.31%
^Bowl Mor, LLC dba Bowl Mor Lanes / Spare Lounge, Inc.	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	3/13/2039	203.7	203.7	234.1	0.08%
^R & R Boyal LLC dba Cap N Cat Clam Bar and Little Ease Tavern	Food and Beverage Stores	Term Loan	Prime plus 2.75%	2/28/2039	379.8	379.8	435.5	0.15%
See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2018
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Summit Beverage Group LLC	Beverage and Tobacco Product Manufacturing	Term Loan	Prime plus 2.75%	2/28/2024	$211.5	$211.5	$220.4	0.08%
^952 Boston Post Road Realty, LLC and HNA LLC dba Styles International	Personal and Laundry Services	Term Loan	Prime plus 2.75%	2/28/2039	192.0	192.0	219.9	0.08%
^Choe Trade Group Inc dba Rapid Printers of Monterey	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	2/28/2024	96.1	96.1	100.3	0.03%
^Faith Memorial Chapel LLC	Personal and Laundry Services	Term Loan	Prime plus 2.75%	2/28/2039	195.1	195.1	223.5	0.08%
^96 Mill Street LLC, Central Pizza LLC and Jason Bikakis George Bikaki	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/12/2039	128.8	128.8	148.0	0.05%
^JWB Industries, Inc. dba Carteret Die Casting	Primary Metal Manufacturing	Term Loan	Prime plus 2.75%	2/11/2024	168.9	168.9	175.0	0.06%
^986 Dixwell Avenue Holding Company, LLC(EPC) and Mughali Foods, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/7/2039	90.5	90.5	103.9	0.04%
^Awesome Pets II Inc dba Mellisa’s Pet Depot	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	2/7/2024	50.8	50.8	52.7	0.02%
^Sarah Sibadan dba Sibadan Agency	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	1/27/2039	117.4	117.4	134.9	0.05%
^Icore Enterprises Inc dba Air Flow Filters Inc	Miscellaneous Manufacturing	Term Loan	Prime plus 2.75%	1/15/2024	12.9	12.9	13.5	—%
^Nutmeg North Associates LLC, Steeltech Building Products Inc	Construction of Buildings	Term Loan	Prime plus 2.75%	12/31/2038	830.5	830.5	950.2	0.33%
^KK International Trading Corporation	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	12/23/2028	146.3	146.3	158.1	0.06%
^Kurtis Sniezek dba Wolfe’s Foreign Auto	Repair and Maintenance	Term Loan	Prime plus 2.75%	12/20/2038	80.5	80.5	92.4	0.03%
^PLES Investements, LLC and John Redder, Pappy Sand & Gravel, Inc.	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	12/19/2038	502.8	502.8	573.5	0.20%
^TAK Properties LLC and Kinderland Inc	Social Assistance	Term Loan	Prime plus 2.75%	12/18/2038	367.1	367.1	420.5	0.15%
^TOL LLC dba Wild Birds Unlimited	Sporting Goods, Hobby, Musical Instrument, and Book Stores	Term Loan	Prime plus 2.75%	12/13/2023	10.9	10.9	11.3	—%
^920 CHR Realty LLC, V. Garofalo Carting Inc	Waste Management and Remediation Services	Term Loan	Prime plus 2.75%	12/10/2038	379.3	379.3	435.5	0.15%
^DKB Transport Corp	Truck Transportation	Term Loan	Prime plus 2.75%	12/5/2038	125.7	125.7	144.3	0.05%
^Firm Foundations Inc David S Gaitan Jr and Christopher K Daigle	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	12/3/2038	94.4	94.4	107.7	0.04%
^Spectrum Development LLC and Solvit Inc & Solvit North, Inc	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	12/2/2023	235.8	235.8	244.0	0.08%
^BVIP Limousine Service LTD	Transit and Ground Passenger Transportation	Term Loan	Prime plus 2.75%	11/27/2038	69.1	69.1	79.3	0.03%

See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2018
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Wallace Holdings LLC, GFA International Inc	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.5%	11/25/2023	$71.9	$71.9	$74.5	0.03%
^AcuCall LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	11/21/2023	8.9	8.9	9.2	—%
^Kids in Motion of Springfield LLC dba The Little Gym of Springfield IL	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	11/18/2023	26.5	26.5	27.4	0.01%
^Yousef Khatib dba Y&M Enterprises	Wholesale Electronic Markets and Agents and Brokers	Term Loan	Prime plus 2.75%	11/15/2023	43.4	43.4	44.8	0.02%
^Howell Gun Works LLC	Sporting Goods, Hobby, Musical Instrument, and Book Stores	Term Loan	Prime plus 2.75%	11/14/2023	2.7	2.7	2.8	—%
^Polpo Realty, LLC, Polpo Restaurant, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/6/2038	56.3	56.3	64.6	0.02%
^Twinsburg Hospitality Group LLC dba Comfort Suites	Accommodation	Term Loan	Prime plus 2.75%	10/31/2038	853.9	853.9	977.5	0.34%
^Mid-Land Sheet Metal Inc	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	10/31/2038	124.1	124.1	142.4	0.05%
^Master CNC Inc & Master Properties LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	10/31/2038	538.0	538.0	614.7	0.21%
^Janice B. McShan and The Metropolitan Day School, LLC	Social Assistance	Term Loan	Prime plus 2.75%	10/31/2023	24.9	24.9	26.0	0.01%
^1 North Restaurant Corp dba 1 North Steakhouse	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	10/31/2038	191.6	191.6	219.8	0.08%
^Clairvoyant Realty Corp. and Napoli Marble & Granite Design, Ltd	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	10/24/2038	133.6	133.6	153.4	0.05%
^Greenbrier Technical Services, Inc	Repair and Maintenance	Term Loan	Prime plus 2.75%	10/24/2023	117.5	117.5	122.4	0.04%
^First Steps Real Estate Company, LLC and First Steps Preschool	Social Assistance	Term Loan	Prime plus 2.75%	9/30/2038	87.8	87.8	100.2	0.03%
^Lenoir Business Partners LLC, LP Industries, Inc dba Childforms	Plastics and Rubber Products Manufacturing	Term Loan	Prime plus 2.75%	9/30/2038	265.5	265.5	304.2	0.11%
^LP Industries, Inc dba Childforms	Plastics and Rubber Products Manufacturing	Term Loan	Prime plus 2.75%	9/30/2038	108.2	108.2	124.1	0.04%
^Cencon Properties LLC and Central Connecticut Warehousing Company, Inc	Warehousing and Storage	Term Loan	Prime plus 2.75%	9/30/2038	310.2	310.2	355.7	0.12%
^Discount Wheel and Tire of Broken Bow Inc	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	9/30/2038	201.2	201.2	230.0	0.08%
^Mitchellville Family Dentistry, Dr. Octavia Simkins-Wiseman DDS PC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	9/27/2038	301.3	301.3	344.8	0.12%
^Gabrielle Realty, LLC	Gasoline Stations	Term Loan	Prime plus 2.75%	9/27/2038	681.1	681.1	778.4	0.27%

See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2018
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Eastside Soccer Dome, Inc .	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	9/26/2038	$416.9	$416.9	$478.0	0.17%
^Anthony C Dinoto and Susan S P Dinoto and Anthony C Dinoto Funeral Homes	Personal and Laundry Services	Term Loan	Prime plus 2.75%	9/26/2038	89.9	89.9	103.1	0.04%
^Southeast Chicago Soccer, Inc.	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	9/26/2038	46.0	46.0	52.8	0.02%
^Kiddie Steps 4 You Inc.	Social Assistance	Term Loan	Prime plus 2.75%	9/25/2038	81.8	81.8	93.5	0.03%
^Diamond Memorials Incorporated	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	9/25/2023	6.3	6.3	6.5	—%
^Serious-Fun in Alpharetta, LLC dba The Little Gym of Alpharetta	Educational Services	Term Loan	Prime plus 2.75%	9/20/2023	26.1	26.1	27.0	0.01%
^Faith Memorial Chapel LLC	Personal and Laundry Services	Term Loan	Prime plus 2.75%	9/20/2038	241.6	241.6	276.1	0.10%
^Westville Seafood LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/19/2038	101.0	101.0	115.5	0.04%
^Maynard Enterprises Inc dba Fastsigns of Texarkana	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	9/18/2023	9.1	9.1	9.4	—%
^Grafio Inc dba Omega Learning Center-Acworth	Educational Services	Term Loan	Prime plus 2.75%	9/13/2023	93.2	93.2	96.3	0.03%
^The Berlerro Group, LLC dba Sky Zone	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	9/12/2023	243.6	243.6	251.4	0.09%
^Sound Manufacturing Inc	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	9/12/2028	41.4	41.4	44.5	0.02%
^Prospect Kids Academy Inc	Educational Services	Term Loan	Prime plus 2.75%	9/11/2038	111.7	111.7	127.9	0.04%
^Alma J. and William R. Walton and Almas Child Day Care Center	Social Assistance	Term Loan	Prime plus 2.75%	9/11/2038	35.6	35.6	40.9	0.01%
^B for Brunette dba Blo	Personal and Laundry Services	Term Loan	Prime plus 2.75%	9/10/2023	30.4	30.4	31.3	0.01%
^Schmaltz Holdings, LLC and Schmaltz Operations, LLC	Personal and Laundry Services	Term Loan	Prime plus 2.75%	9/4/2038	200.3	200.3	228.6	0.08%
^Excel RP Inc	Machinery Manufacturing	Term Loan	Prime plus 2.75%	8/30/2023	72.1	72.1	74.5	0.03%
^ACI Northwest Inc.	Heavy and Civil Engineering Construction	Term Loan	Prime plus 2.75%	8/30/2023	300.1	300.1	312.1	0.11%
^Gulfport Academy Child Care and Learning Center, Inc. and Jennifer Sis	Social Assistance	Term Loan	Prime plus 2.75%	8/30/2023	23.9	23.9	24.9	0.01%
^IlOKA Inc dba Microtech Tel and NewCloud Networks	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	8/30/2023	359.7	359.7	371.6	0.13%
^Ramard Inc and Advanced Health Sciences Inc	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	8/28/2023	103.8	103.8	106.8	0.04%

See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2018
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^RM Hawkins LLC dba Pure Water Tech West and Robert M Hawkins	Nonstore Retailers	Term Loan	Prime plus 2.75%	8/26/2023	$44.7	$44.7	$46.4	0.02%
^JSIL LLC dba Blackstones Hairdressing	Personal and Laundry Services	Term Loan	Prime plus 2.75%	8/16/2023	10.7	10.7	11.0	—%
^Island Nautical Enterprises, Inc. and Ingwall Holdings, LLC	Miscellaneous Manufacturing	Term Loan	Prime plus 2.75%	8/14/2038	311.1	311.1	355.3	0.12%
^Caribbean Concepts, Inc. dba Quick Bleach	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	8/12/2023	12.4	12.4	12.8	—%
^Daniel W and Erin H Gordon and Silver Lining Stables CT, LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	7/24/2023	6.5	6.5	6.7	—%
^Angkor Restaurant Inc	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	7/19/2038	83.4	83.4	95.5	0.03%
^Harbor Ventilation Inc and Estes Investment, LLC	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	7/19/2038	2.1	2.1	2.4	—%
^Tri County Heating and Cooling Inc.	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	7/19/2023	47.8	47.8	49.8	0.02%
^Morning Star Trucking LLC and Morning Star Equipment and Leasing LLC	Truck Transportation	Term Loan	Prime plus 2.75%	7/17/2023	29.3	29.3	30.1	0.01%
^Maxiflex LLC	Miscellaneous Manufacturing	Term Loan	Prime plus 2.75%	6/28/2023	24.2	24.2	25.2	0.01%
^GIA Realty LLC and VRAJ GIA LLC dba Lakeview Laundromat	Personal and Laundry Services	Term Loan	Prime plus 2.75%	6/28/2038	87.0	87.0	100.2	0.03%
^2161 Highway 6 Trail, LLC, R. H. Hummer JR., Inc.	Truck Transportation	Term Loan	Prime plus 2.75%	6/19/2026	449.8	449.8	479.3	0.17%
^Blakeslee Arpaia Chapman, Inc. dba Blakeslee Industrial Services	Heavy and Civil Engineering Construction	Term Loan	Prime plus 2.75%	6/18/2028	648.9	648.9	701.9	0.24%
^KDP LLC and KDP Investment Advisors, Inc and KDP Asset Management, Inc	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	Term Loan	Prime plus 2.75%	6/14/2023	184.5	184.5	191.1	0.07%
^Elite Structures Inc	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	6/12/2038	812.2	812.2	933.6	0.32%
^Willowbrook Properties LLC, Grove Gardens Landscaping Inc.	Administrative and Support Services	Term Loan	Prime plus 2.75%	6/5/2038	166.4	166.4	191.4	0.07%
^Absolute Desire LLC and Mark H. Szierer, Sophisticated Smile	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	6/5/2038	168.3	168.3	193.3	0.07%
^Gregory P Jellenek OD and Associates PC dba Gregory P Jellenek OD	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	5/28/2023	33.1	33.1	34.4	0.01%
^Ryan D. Thornton and Thornton & Associates LLC	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	5/24/2023	25.2	25.2	26.1	0.01%
^Peanut Butter & Co., Inc.	Food Manufacturing	Term Loan	Prime plus 2.75%	4/30/2023	51.7	51.7	53.5	0.02%
^PowerWash Plus, Inc. and CJR, LLC	Repair and Maintenance	Term Loan	Prime plus 2.75%	4/30/2038	489.6	489.6	562.9	0.20%
^Kidrose, LLC dba Kidville Riverdale	Educational Services	Term Loan	Prime plus 2.75%	4/22/2023	41.4	41.4	43.0	0.01%

See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2018
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^1258 Hartford TPKE, LLC and Phelps and Sons, Inc	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	3/29/2038	$110.6	$110.6	$126.9	0.04%
^A & M Commerce, Inc. dba Cranberry Sunoco	Gasoline Stations	Term Loan	Prime plus 2.75%	3/27/2038	292.9	292.9	336.5	0.12%
^Xela Pack, Inc. and Aliseo and Catherine Gentile	Paper Manufacturing	Term Loan	Prime plus 2.75%	3/27/2028	197.7	197.7	213.5	0.07%
^American Diagnostic Imaging, Inc. dba St. Joseph Imaging Center	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	3/25/2038	476.9	476.9	547.6	0.19%
^Michael A.and HeatherR. Welsch dba Art & FrameEtc.	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	3/22/2038	59.9	59.9	68.8	0.02%
^Truth Technologies Inc dba Truth Technologies Inc.	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	3/21/2023	44.1	44.1	45.6	0.02%
^Sound Manufacturing, Inc. and Monster Power Equipment Inc.	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	3/15/2023	261.6	261.6	271.4	0.09%
^Golden Gate Lodging LLC	Accommodation	Term Loan	Prime plus 2.75%	3/12/2038	102.2	102.2	117.4	0.04%
^Bakhtar Group LLC dba Malmaison	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/28/2023	52.6	52.6	54.3	0.02%
^Osceola River Mill, LLC, Ironman Machine, Inc.	Machinery Manufacturing	Term Loan	Prime plus 2.75%	2/20/2038	76.3	76.3	87.7	0.03%
^Java Warung, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/19/2038	45.2	45.2	52.0	0.02%
^Retain Loyalty LLC	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	2/15/2038	94.1	94.1	108.0	0.04%
^North Country Transport, LLC	Transit and Ground Passenger Transportation	Term Loan	Prime plus 2.75%	2/6/2023	7.7	7.7	8.0	—%
^MJD Investments, LLC dba The Community Day School	Social Assistance	Term Loan	Prime plus 2.75%	1/31/2038	228.1	228.1	261.9	0.09%
^Sherill Universal City dba Golden Corral LP	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	1/28/2038	390.6	390.6	449.0	0.16%
^Elegant Fireplace Mantels, Inc. dba Elegant Fireplace Mantels	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	12/31/2022	47.3	47.3	48.7	0.02%
^Macho LLC, Madelaine Chocolate Novelties Inc	Food Manufacturing	Term Loan	Prime plus 2.75%	12/31/2037	442.9	442.9	508.6	0.18%
^Babie Bunnie Enterprises Inc dba Triangle Mothercare	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/28/2027	29.9	29.9	32.1	0.01%
^John Duffy Fuel Co., Inc.	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	12/28/2022	249.5	249.5	257.5	0.09%
^Polpo Realty LLC & Polpo Restaurant LLC dba Polpo Restaurant	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/27/2037	456.9	456.9	524.6	0.18%
^Martin L Hopp, MD PHD A Medical Corp dba Tower ENT	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/21/2022	32.0	32.0	33.1	0.01%
^Cheryle A Baptiste and Cheryle Baptiste DDS PLLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	11/30/2037	252.5	252.5	289.8	0.10%
^Daniel Gordon and Erin Gordon and Silver Lining Stables CT, LLC	Support Activities for Agriculture and Forestry	Term Loan	Prime plus 2.75%	11/28/2037	201.4	201.4	231.3	0.08%

See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2018
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^D&L Rescources, Inc. dba The UPS Store	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	11/27/2022	$4.6	$4.6	$4.8	—%
^Richmond Hill Mini Market, LLC	Food and Beverage Stores	Term Loan	Prime plus 2.75%	11/27/2037	162.9	162.9	186.9	0.07%
^DRV Enterprise, Inc. dba Cici’s Pizza # 339	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/26/2022	28.8	28.8	29.9	0.01%
^U & A Food and Fuel, Inc. dba Express Gas & Food Mart	Gasoline Stations	Term Loan	Prime plus 2.75%	11/21/2037	84.6	84.6	97.2	0.03%
^Pioneer Windows Manufacturing Corp, Pioneer Windows	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	11/21/2022	129.9	129.9	134.3	0.05%
^R & J Petroleum LLC, Manar USA, Inc.	Gasoline Stations	Term Loan	Prime plus 2.75%	11/20/2037	158.2	158.2	181.6	0.06%
^St Judes Physical Therapy P.C.	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	11/19/2022	10.0	10.0	10.4	—%
^Hi-Def Imaging, Inc. dba SpeedPro Imaging	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	11/9/2022	10.6	10.6	10.9	—%
^Reidville Hydraulics Mfg Inc dba Summit	Machinery Manufacturing	Term Loan	Prime plus 2.75%	11/2/2037	234.6	234.6	268.7	0.09%
^Big Apple Entertainment Partners, LLC d/b/a Ripley’s Believe It or Not	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	10/26/2022	86.2	86.2	88.8	0.03%
^University Park Retreat, LLC dba Massage Heights	Personal and Laundry Services	Term Loan	Prime plus 2.75%	9/27/2022	34.8	34.8	36.0	0.01%
^O’Rourkes Diner LLC dba O’Rourke’s Diner	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/19/2037	57.3	57.3	65.6	0.02%
^AJK Enterprise LLC dba AJK Enterprise LLC	Truck Transportation	Term Loan	Prime plus 2.75%	8/27/2022	7.3	7.3	7.6	—%
^Suncoast Aluminum Furniture, Inc	Furniture and Related Product Manufacturing	Term Loan	Prime plus 2.75%	8/17/2037	314.4	314.4	360.5	0.13%
^Hofgard & Co., Inc. dba HofgardBenefits	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	7/27/2022	46.2	46.2	47.5	0.02%
^Georgia Safe Sidewalks LLC	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	7/27/2022	6.5	6.5	6.7	—%
^Havana Central (NY) 5, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/29/2022	641.8	641.8	662.8	0.23%
^Central Tire, Inc. dba Cooper Tire & Auto Services	Repair and Maintenance	Term Loan	Prime plus 2.75%	6/29/2037	250.3	250.3	287.6	0.10%
^Jenkins-Pavia Corporation dba Victory Lane Quick Oil Change	Repair and Maintenance	Term Loan	Prime plus 2.75%	6/27/2037	60.5	60.5	69.5	0.02%
^KIND-ER-ZZ Inc dba Kidville	Educational Services	Term Loan	Prime plus 2.75%	6/15/2022	21.4	21.4	22.1	0.01%
^Graphish Studio, Inc. and Scott Fishoff	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	6/14/2022	8.7	8.7	8.9	—%
^ALF, LLC, Mulit-Service Eagle Tires	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	5/31/2037	54.5	54.5	62.6	0.02%
^Christou Real Estate Holdings LLC dba Tops American Grill	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	5/17/2037	245.4	245.4	282.0	0.10%
^Tracey Vita-Morris dba Tracey Vita’s School of Dance	Performing Arts, Spectator Sports, and Related Industries	Term Loan	Prime plus 2.75%	5/10/2022	9.5	9.5	9.8	—%
See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2018
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Fair Deal Food Mart Inc dba Neighbors Market	Gasoline Stations	Term Loan	Prime plus 2.75%	5/3/2037	$330.0	$330.0	$379.2	0.13%
^Tanner Optical, Inc. dba Murphy Eye Care	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	4/27/2022	3.4	3.4	3.5	—%
^Zane Filippone Co Inc dba Culligan Water Conditioning	Nonstore Retailers	Term Loan	Prime plus 2.75%	4/12/2022	229.4	229.4	236.9	0.08%
^Indoor Playgrounds Limited Liability Company dba Kidville	Educational Services	Term Loan	Prime plus 2.75%	4/5/2022	2.0	2.0	2.0	—%
^Access Staffing, LLC	Administrative and Support Services	Term Loan	Prime plus 2.75%	3/30/2022	73.7	73.7	75.9	0.03%
^Brandywine Picnic Park, Inc. and B.Ross Capps & Linda Capps	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	3/30/2031	179.3	179.3	198.2	0.07%
^DC Realty, LLC dba FOGO Data Centers	Professional, Scientific, and Technical Services	Term Loan	6%	3/23/2037	2,623.4	2,623.4	3,010.5	1.05%
^DC Realty, LLC dba FOGO Data Centers	Professional, Scientific, and Technical Services	Term Loan	6.25%	3/23/2022	609.9	609.9	628.6	0.22%
^Manuel P. Barrera and Accura Electrical Contractor, Inc.	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	3/23/2028	72.1	72.1	78.0	0.03%
^Shweiki Media, Inc. dba Study Breaks Magazine	Publishing Industries (except Internet)	Term Loan	Prime plus 2.75%	3/22/2027	786.4	786.4	844.5	0.29%
^ATI Jet, Inc.	Air Transportation	Term Loan	Prime plus 2.75%	12/28/2026	548.2	548.2	587.5	0.20%
^J. Kinderman & Sons, Inc. dba Brite Star Manufacturing Company	Furniture and Home Furnishings Stores	Term Loan	Prime plus 2.75%	12/22/2036	352.6	352.6	404.1	0.14%
^K’s Salon, LLC d/b/a K’s Salon	Personal and Laundry Services	Term Loan	Prime plus 2.75%	12/20/2021	27.8	27.8	28.5	0.01%
^15 Frederick Place LLC & Pioneer Windows Holdings Inc & Subs	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	12/16/2021	92.2	92.2	94.7	0.03%
^Taylor Transport, Inc	Truck Transportation	Term Loan	Prime plus 2.75%	12/8/2021	93.2	93.2	95.8	0.03%
^K9 Bytes, Inc & Epazz, Inc dba K9 Bytes, Inc	Publishing Industries (except Internet)	Term Loan	Prime plus 2.75%	10/26/2021	21.7	21.7	22.3	0.01%
^28 Cornelia Street Properties, LLC and Zouk, Ltd.dba Palma	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	10/25/2021	7.9	7.9	8.2	—%
^39581 Garfield, LLC and Tri County Neurological Associates, P.C.	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	9/30/2036	70.4	70.4	80.5	0.03%
^Robert E. Caves, Sr. and American Plank dba Caves Enterprises	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	9/30/2021	104.5	104.5	107.2	0.04%
^39581 Garfield, LLC and Tricounty Neurological Associates, P.C.	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	9/30/2036	23.9	23.9	27.4	0.01%
^Big Apple Entertainment Partners, LLC dba Ripley’s Believe it or Not	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	9/28/2021	363.9	363.9	373.0	0.13%

See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2018
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Equity National Capital LLC & Chadbourne Road Capital, LLC	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	Term Loan	Prime plus 2.75%	9/26/2021	$21.8	$21.8	$22.4	0.01%
^Michael S. Decker & Janet Decker dba The Hen House Cafe	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	8/30/2036	13.9	13.9	15.9	0.01%
^Qycell Corporation	Plastics and Rubber Products Manufacturing	Term Loan	Prime plus 2.75%	8/19/2021	60.1	60.1	61.6	0.02%
^Trademark Equipment Company Inc and David A. Daniel	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	8/19/2036	113.0	113.0	129.3	0.04%
^Valiev Ballet Academy, Inc	Performing Arts, Spectator Sports, and Related Industries	Term Loan	Prime plus 2.75%	8/12/2036	35.9	35.9	41.0	0.01%
^LaHoBa, LLC d/b/a Papa John’s	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	8/3/2036	65.1	65.1	74.5	0.03%
^MTV Bowl, Inc. dba Legend Lanes	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	6/30/2036	213.2	213.2	243.8	0.08%
^Lavertue Properties LLP dba Lavertue Properties	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	Term Loan	Prime plus 2.75%	6/29/2036	37.8	37.8	43.2	0.02%
^Lisle Lincoln II Limited Partnership dba Lisle Lanes LP	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	6/29/2036	295.7	295.7	338.0	0.12%
^Pierce Developments, Inc. dba Southside Granite	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	6/13/2036	215.3	215.3	246.1	0.09%
^J&K Fitness, LLC dba Physiques Womens Fitness Center	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	6/8/2036	392.9	392.9	449.2	0.16%
^Peanut Butter & Co., Inc. d/b/a Peanut Butter & Co.	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	6/3/2021	14.0	14.0	14.3	—%
^Modern on the Mile, LLC dba Ligne Roset	Furniture and Home Furnishings Stores	Term Loan	Prime plus 2.75%	5/25/2021	64.3	64.3	65.8	0.02%
^Profile Performance, Inc. and Eidak Real Estate, L.L.C.	Repair and Maintenance	Term Loan	Prime plus 2.75%	4/20/2036	106.6	106.6	121.9	0.04%
^Northwind Outdoor Recreation, Inc. dba Red Rock Wilderness Store	Nonstore Retailers	Term Loan	Prime plus 2.75%	4/18/2036	113.8	113.8	130.1	0.05%
^Michael S. Korfe dba North Valley Auto Repair	Repair and Maintenance	Term Loan	Prime plus 2.75%	3/24/2036	12.9	12.9	14.7	0.01%
^Actknowledge,Inc dba Actknowledge	Personal and Laundry Services	Term Loan	Prime plus 2.75%	3/21/2021	16.7	16.7	17.1	0.01%
^Stephen Frank, Patricia Frank and Suds Express LLC dba Frank Chiropra	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	2/25/2023	26.1	26.1	27.1	0.01%
^SuzyQue’s LLC dba Suzy Que’s	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/11/2036	50.9	50.9	58.1	0.02%
^Little People’s Village, LLC dba Little People’s Village	Social Assistance	Term Loan	Prime plus 2.75%	1/31/2036	25.8	25.8	29.4	0.01%

See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2018
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Seagate Group Holdings, Inc. dba Seagate Logistics, Inc.	Support Activities for Transportation	Term Loan	Prime plus 2.75%	1/28/2036	$94.0	$94.0	$107.4	0.04%
^Dixie Transport, Inc. & Johnny D. Brown & Jimmy Brown & Maudain Brown	Support Activities for Transportation	Term Loan	5.25%	12/28/2035	1,316.8	1,316.8	1,501.0	0.52%
^Shree OM Lodging, LLC dba Royal Inn	Accommodation	Term Loan	Prime plus 2.75%	12/17/2035	22.9	22.9	26.1	0.01%
^Lodin Medical Imaging, LLC dba Watson Imaging Center	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/1/2020	17.1	17.1	17.4	0.01%
^Robert F. Schuler and Lori A. Schuler dba Bob’s Service Center	Repair and Maintenance	Term Loan	Prime plus 2.75%	11/30/2035	28.0	28.0	31.9	0.01%
^K9 Bytes, Inc & Epazz, Inc	Publishing Industries (except Internet)	Term Loan	Prime plus 2.75%	9/30/2020	4.4	4.4	4.4	—%
^Elan Realty, LLC and Albert Basse Asociates, Inc.	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	9/30/2035	187.1	187.1	212.9	0.07%
^Success Express,Inc. dba Success Express	Couriers and Messengers	Term Loan	Prime plus 2.75%	9/29/2020	19.5	19.5	19.8	0.01%
^Modern Manhattan, LLC	Furniture and Home Furnishings Stores	Term Loan	Prime plus 2.75%	9/20/2020	47.4	47.4	48.2	0.02%
^Dirk’s Trucking, L.L.C. dba Dirk’s Trucking	Truck Transportation	Term Loan	Prime plus 2.75%	9/17/2020	4.0	4.0	4.1	—%
^Rudy & Louise Chavez dba Clyde’s Auto and Furniture Upholstery	Repair and Maintenance	Term Loan	Prime plus 2.75%	9/2/2035	41.0	41.0	46.6	0.02%
^Newsome Trucking Inc and Kevin Newsome	Truck Transportation	Term Loan	Prime plus 2.75%	9/2/2035	201.6	201.6	229.4	0.08%
^DDLK Investments LLC d/b/a Smoothie King	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	8/30/2020	0.6	0.6	0.6	—%
^Members Only Software, Inc	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	8/30/2020	8.5	8.5	8.7	—%
^ActKnowledge,Inc dba ActKnowledge	Personal and Laundry Services	Term Loan	Prime plus 2.75%	6/30/2020	10.1	10.1	10.3	—%
^I-90 RV & Auto Supercenter	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	6/29/2035	60.8	60.8	69.2	0.02%
^Zouk, Ltd. dba Palma	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	8/25/2020	5.9	5.9	6.0	—%
^CJ Park Inc. dba Kidville Midtown West	Educational Services	Term Loan	Prime plus 2.75%	6/25/2020	4.1	4.1	4.1	—%
^B&B Fitness and Barbell, Inc. dba Elevations Health Club	Amusement, Gambling, and Recreation Industries	Term Loan	6%	6/22/2035	200.3	200.3	227.7	0.08%
^Tanner Optical Inc. dba Murphy Eye Care	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	6/22/2035	76.6	76.6	87.1	0.03%
^Excel RP, Inc./Kevin and Joann Foley	Machinery Manufacturing	Term Loan	Prime plus 2.75%	7/8/2028	33.4	33.4	36.3	0.01%
^ValleyStar, Inc. dba BrightStar Healthcare	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	6/28/2020	1.5	1.5	1.5	—%
ValleyStar, Inc. dba BrightStar HealthCare	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	6/28/2020	1.1	1.1	1.2	—%

See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2018
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Diag, LLC dba Kidville	Educational Services	Term Loan	Prime plus 2.75%	6/21/2020	$7.1	$7.1	$7.2	—%
^New Economic Methods LLC dba Rita’s	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	7/15/2020	0.3	0.3	0.4	—%
^Cocoa Beach Parasail Corp. dba Cocoa Beach Parasail	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	4/26/2020	1.1	1.1	1.1	—%
^Lahoba,LLC dba Papa John’s Pizza	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/30/2034	34.1	34.1	38.6	0.01%
^Animal Intrusion Prevention Systems Holding Company, LLC	Administrative and Support Services	Term Loan	Prime plus 2.75%	3/29/2024	22.0	22.0	23.1	0.01%
^David A. Nusblatt, D.M.D, P.C.	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/11/2019	1.2	1.2	1.2	—%
^KMC RE, LLC & B&B Kennels	Personal and Laundry Services	Term Loan	Prime plus 2.75%	11/19/2034	46.5	46.5	52.8	0.02%
^ROVER REPAIRS	Repair and Maintenance	Term Loan	Prime plus 2.5%	11/28/2029	48.5	48.5	52.6	0.02%
^Supreme Screw Products	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	4/17/2019	14.2	14.2	14.3	—%
^Gourmet to You, Inc.	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/28/2019	0.3	0.3	0.3	—%
^The Alba Financial Group, Inc.	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	Term Loan	6%	1/10/2019	7.0	7.0	7.0	—%
^D & D’s Divine Beauty School of Esther, LLC	Educational Services	Term Loan	6%	8/1/2031	46.6	46.6	51.7	0.02%
Bliss Coffee and Wine Bar, LLC	Food Services and Drinking Places	Term Loan	6%	8/31/2019	66.1	66.1	66.7	0.02%
^Zog Inc.	Other Information Services	Term Loan	Prime plus 2.75%	4/30/2020	32.1	32.1	32.6	0.01%
^Connect Litigation Technology, Inc.	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2%	10/18/2025	22.7	22.7	23.5	0.01%
^1911 East Main Street Holdings, Corp	Repair and Maintenance	Term Loan	Prime plus 2.75%	5/18/2032	11.4	11.4	12.7	—%
^Water Works Laundromat, LLC	Personal and Laundry Services	Term Loan	Prime plus 2.25%	9/7/2027	160.0	160.0	169.3	0.06%
^Dave Kris, and MDK Ram Corp.	Food and Beverage Stores	Term Loan	Prime plus 2.75%	2/5/2026	26.8	26.8	28.6	0.01%
^Gill Express Inc. dba American Eagle Truck Wash	Repair and Maintenance	Term Loan	Prime plus 2.75%	1/5/2027	160.1	160.1	172.1	0.06%
^Smooth Grounds, Inc.	Food Services and Drinking Places	Term Loan	7.75%	1/31/2019	23.7	23.7	23.8	0.01%
^Fran-Car Corporation dba Horizon Landscape Management	Administrative and Support Services	Term Loan	Prime plus 2.75%	3/3/2028	61.9	61.9	67.0	0.02%
^Head To Toe Personalized Pampering, Inc.	Personal and Laundry Services	Term Loan	Prime plus 2.75%	1/27/2031	8.2	8.2	9.0	—%

See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2018
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Christopher F. Bohon & Pamela D. Bohon	Social Assistance	Term Loan	Prime plus 2.75%	10/28/2026	$2.7	$2.7	$2.9	—%
^Mogas Limited	Gasoline Stations	Term Loan	Prime plus 2.75%	5/31/2030	66.1	66.1	72.8	0.03%
^Shree Om Lodging, LLC dba Royal Inn	Accommodation	Term Loan	Prime plus 2.75%	5/2/2030	58.4	58.4	64.3	0.02%
^Pedzik’s Pets, LLC	Support Activities for Agriculture and Forestry	Term Loan	Prime plus 2.75%	3/31/2030	8.1	8.1	8.9	—%
^Nancy Carapelluci & A & M Seasonal Corner Inc.	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	3/1/2025	11.7	11.7	12.4	—%
^Patricia Hughes Jones, MD PC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	1/13/2020	1.9	1.9	1.9	—%
^Moonlight Multi Media Production, Inc.	Other Information Services	Term Loan	5.3%	2/1/2025	2.2	2.2	2.3	—%
David M. Goens dba Superior Auto Paint & Body, Inc.	Repair and Maintenance	Term Loan	6%	8/26/2024	13.8	13.8	14.6	0.01%
^McCallister Venture Group, LLC and Maw’s Vittles, Inc.	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	7/30/2029	10.3	10.3	11.3	—%
^Chong Hun Im dba Kim’s Market	Food and Beverage Stores	Term Loan	Prime plus 2.5%	2/27/2024	7.3	7.3	7.6	—%
Whirlwind Car Wash, Inc.	Repair and Maintenance	Term Loan	Prime plus 2%	4/9/2029	13.8	13.8	14.6	0.01%
^Shuttle Car Wash, Inc. dba Shuttle Car Wash	Repair and Maintenance	Term Loan	Prime plus 2.25%	11/10/2028	15.0	15.0	16.0	0.01%
^Min Hui Lin	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	1/30/2028	15.2	15.2	16.5	0.01%
^Delta Partners, LLC dba Delta Carwash	Repair and Maintenance	Term Loan	Prime plus 2.5%	4/5/2029	37.8	37.8	40.8	0.01%
^Auto Sales, Inc.	Motor Vehicle and Parts Dealers	Term Loan	6%	8/17/2023	5.8	5.8	6.0	—%
^RAB Services, Inc. & Professional Floor Installations	Specialty Trade Contractors	Term Loan	Prime plus 2.5%	1/31/2023	5.0	5.0	5.2	—%
^Taste of Inverness, Inc. dba China Garden	Food Services and Drinking Places	Term Loan	Prime plus 2%	6/29/2025	7.1	7.1	7.4	—%
^Ralph Werner dba Werner Transmission Inc	Gasoline Stations	Term Loan	Prime plus 2.75%	12/29/2021	1.5	1.5	1.5	—%
^Robin C. & Charles E. Taylor & Brigantine Aquatic Center LLC	Amusement, Gambling, and Recreation Industries	Term Loan	6%	9/14/2023	27.6	27.6	28.8	0.01%
^OrthoQuest, P.C.	Ambulatory Health Care Services	Term Loan	Prime plus 2%	3/12/2022	2.5	2.5	2.6	—%
^Track Side Collision & Tire, Inc.	Plastics and Rubber Products Manufacturing	Term Loan	Prime plus 2.75%	6/16/2025	4.0	4.0	4.2	—%
^Duttakrupa, LLC dba Birmingham Motor Court	Accommodation	Term Loan	Prime plus 2.25%	9/8/2023	9.1	9.1	9.4	—%
^Deesha Corporation, Inc. dba Best Inn & Suites	Accommodation	Term Loan	Prime plus 2.25%	2/14/2025	22.0	22.0	22.9	0.01%

See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2018
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Maruti, Inc	Accommodation	Term Loan	Prime plus 2.25%	11/25/2024	$20.2	$20.2	$21.0	0.01%
^Randall D. & Patricia D. Casaburi dba Pat’s Pizzazz	Furniture and Home Furnishings Stores	Term Loan	Prime plus 2.75%	3/13/2023	5.1	5.1	5.3	—%
^Gain Laxmi, Inc. dba Super 8 Motel	Accommodation	Term Loan	Prime plus 2.25%	5/31/2023	14.7	14.7	15.2	0.01%
^Naseeb Corporation	Accommodation	Term Loan	Prime plus 2.25%	3/31/2024	22.9	22.9	23.7	0.01%
^Stillwell Ave Prep School	Social Assistance	Term Loan	Prime plus 2.75%	1/14/2023	4.6	4.6	4.8	—%
^Karis, Inc.	Accommodation	Term Loan	Prime plus 2%	12/22/2023	10.1	10.1	10.4	—%
^Five Corners, Ltd.	Gasoline Stations	Term Loan	Prime plus 2.75%	12/11/2019	1.7	1.7	1.7	—%
^Alyssa Corp dba Knights Inn	Accommodation	Term Loan	Prime plus 2.25%	9/30/2023	36.2	36.2	37.4	0.01%
^Bhailal Patel dba New Falls Motel	Accommodation	Term Loan	Prime plus 2.75%	3/27/2023	2.4	2.4	2.5	—%
^Pegasus Automotive, Inc.	Gasoline Stations	Term Loan	Prime plus 2.75%	12/23/2022	7.2	7.2	7.5	—%
^Delyannis Iron Works	Fabricated Metal Product Manufacturing	Term Loan	6%	12/8/2022	5.2	5.2	5.4	—%
^P. Agrino, Inc. dba Andover Diner	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	7/18/2021	5.2	5.2	5.3	—%
Total Performing SBA Unguaranteed Investments					$318,862.2	$318,862.2	$329,339.7	114.57%

Non-Performing SBA Unguaranteed Investments(3)
*^200 North 8th Street Associates LLC and Enchanted Acres Fa	Food Manufacturing	Term Loan	6.25%	5/4/2028	$469.3	$469.3	$366.0	0.13%
*^A & A Auto Care LLC	Repair and Maintenance	Term Loan	7.5%	3/9/2026	10.4	10.4	4.5	—%
*^A & A Auto Care, LLC d/b/a A & A Auto Care, LLC	Repair and Maintenance	Term Loan	7.25%	8/12/2036	88.0	88.0	84.7	0.03%
*Alive Design, LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	3/13/2027	17.9	17.9	13.7	—%
*^Amboy Group, LLC dba Tommy’s Moloney’s	Food Manufacturing	Term Loan	7%	6/24/2025	375.2	375.2	367.9	0.13%
*^American Reclamation LLC	Furniture and Related Product Manufacturing	Term Loan	Prime plus 2.75%	11/1/2027	7.2	7.2	6.4	—%
*Anderson Farms Inc	Truck Transportation	Term Loan	7.5%	12/22/2027	1,217.1	1,217.1	947.3	0.33%
*^Auto Shine Carwash Inc and AKM R. Hossain and Jessica F. Masud	Gasoline Stations	Term Loan	7.75%	9/26/2024	15.7	15.7	14.8	0.01%
*AWA Fabrication & Construction, L.L.C.	Fabricated Metal Product Manufacturing	Term Loan	6%	4/30/2025	34.8	34.8	5.2	—%
*^B & J Manufacturing Corporation and Benson Realty Trust	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2%	3/30/2021	11.0	11.0	9.8	—%
See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2018
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
*^B and J Catering Inc dba Culinary Solutions	Food Services and Drinking Places	Term Loan	7%	8/27/2040	$532.9	$532.9	$486.2	0.17%
*Baker Sales, Inc. d/b/a Baker Sales, Inc.	Nonstore Retailers	Term Loan	6%	3/29/2036	177.4	177.4	81.8	0.03%
*^Fieldstone Quick Stop LLC(OC) Barber Investments LLC (EPC) Thadius M B	Gasoline Stations	Term Loan	6%	9/30/2038	400.4	400.4	36.4	0.01%
*^Barber Investments LLC and Fieldstone Quickstop LLC and Maine Dollar D	Gasoline Stations	Term Loan	6.25%	8/15/2039	146.3	146.3	—	—%
*^Bear Creek Entertainment LLC dba The Woods at Bear Creek	Accommodation	Term Loan	Prime plus 2.75%	8/12/2041	1,608.1	1,671.3	412.9	0.14%
*^Bear Creek Entertainment, LLC dba The Woods at Bear Creek	Accommodation	Term Loan	7.25%	12/30/2024	85.4	85.4	79.0	0.03%
*Bebos Inc dba Pizza Hut & Sunoco	Gasoline Stations	Term Loan	Prime plus 2.75%	3/28/2028	214.1	214.1	99.5	0.03%
*^Bobcatt Solutions, LLC	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	11/8/2027	35.8	35.8	33.1	0.01%
*Bone Bar & Grill LLC	Food Services and Drinking Places	Term Loan	7%	6/30/2042	73.4	73.4	57.5	0.02%
*^Calhoun Satellite Communications Inc and Transmission Solutions Group	Broadcasting (except Internet)	Term Loan	6.75%	2/27/2025	724.2	724.2	—	—%
*Calhoun Satellite Communications, Inc.	Telecommunications	Term Loan	7%	12/2/2026	189.1	189.1	40.9	0.01%
*^Capstone Pediatrics PLLC and Capstone Healthcare Consulting LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	5/15/2025	556.4	556.4	314.8	0.11%
*^Carl R. Bieber, Inc. dba Bieber Tourways/Bieber Transportation/Bieber	Transit and Ground Passenger Transportation	Term Loan	7.5%	9/30/2027	573.2	573.2	551.2	0.19%
*^Central Ohio Cleaners Inc	Personal and Laundry Services	Term Loan	7%	6/13/2024	90.5	90.5	8.9	—%
*^Chickamauga Properties, Inc., MSW Enterprises, LLP	Amusement, Gambling, and Recreation Industries	Term Loan	6.25%	12/22/2035	59.0	59.0	56.8	0.02%
*^Chickamauga Properties, Inc. and MSW Enterprises, LLP	Amusement, Gambling, and Recreation Industries	Term Loan	6.25%	10/19/2022	43.5	43.5	—	—%
*^CLU Amboy, LLC (EPC) and Amboy Group, LLC (OC) dba Tommy Moloney’s	Food Manufacturing	Term Loan	7%	12/27/2023	469.0	469.0	459.9	0.16%
*^CM Lab Inc	Professional, Scientific, and Technical Services	Term Loan	6.75%	5/20/2026	166.1	166.1	134.9	0.05%
*^Colts V LLC and Nowatzke Service Center, Inc dba Nowatzke Truck & Trai	Repair and Maintenance	Term Loan	6.75%	9/26/2039	553.3	553.3	528.7	0.18%
*^Custom Software, Inc. a Colorado Corporation dba M-33 Access	Professional, Scientific, and Technical Services	Term Loan	6.25%	6/17/2021	256.7	256.7	226.1	0.08%

See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2018
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
*^Custom Software, Inc. a Colorado Corporation dba M-33 Access	Broadcasting (except Internet)	Term Loan	6.25%	4/30/2022	$94.3	$94.3	$—	—%
*^D&G Capital LLC dba Miami Grill 277	Food Services and Drinking Places	Term Loan	6.5%	12/16/2025	81.2	81.2	28.7	0.01%
*^Demand Printing Solutions, Inc	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	10/29/2034	119.5	119.5	110.5	0.04%
*^Demand Printing Solutions, Inc.	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	12/12/2019	1.6	1.6	1.5	—%
*^Demand Printing Solutions, Inc. and MLM Enterprises, LLC d/b/a Demand	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	5/27/2021	5.5	5.5	5.1	—%
*^MLM Enterprises LLC and Demand Printing Solutions Inc	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	11/18/2024	50.2	50.2	46.4	0.02%
*^Demand Printing Solutions Inc	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	12/15/2027	17.0	17.0	15.7	0.01%
*^Demand Printing Solutions Inc.	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	3/16/2026	17.8	17.8	16.5	0.01%
*^Demand Printing Solutions Inc.	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	5/25/2027	199.2	199.2	82.1	0.03%
*^Dr Richard Rolle JR, PLLC dba Rolle Oral & Facial Surgery PLLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	9/29/2042	869.9	869.9	679.6	0.24%
*^Dr. Richard R. Rolle, Jr., PLLC dba Rolle Oral & Facial Surgery	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/18/2027	122.3	122.3	—	—%
*^Driven Warehouse/Distribution LLC	Truck Transportation	Term Loan	Prime plus 2.75%	12/22/2027	726.2	726.2	671.6	0.23%
*^Driven Warehouse/Distribution LLC	Truck Transportation	Term Loan	Prime plus 2.75%	1/18/2028	129.0	129.0	10.2	—%
*^DTM Parts Supply Inc.	Merchant Wholesalers, Durable Goods	Term Loan	7%	6/2/2025	54.8	54.8	43.9	0.02%
*^E & I Holdings, LP & PA Farm Products, LLC	Food Manufacturing	Term Loan	6%	4/30/2030	4,705.2	4,822.6	2,741.0	0.95%
*^Europlast Ltd	Plastics and Rubber Products Manufacturing	Term Loan	6%	9/26/2022	313.0	313.0	22.3	0.01%
*^Europlast Ltd	Plastics and Rubber Products Manufacturing	Term Loan	6%	5/31/2023	73.4	73.4	—	—%
*^Event Mecca LLC	Other Information Services	Term Loan	6%	4/10/2023	11.4	11.4	9.0	—%
*^Evernook Valley Milk LLC	Animal Production and Aquaculture	Term Loan	7.5%	8/31/2042	637.5	637.5	545.9	0.19%
*^EZ Towing, Inc.	Support Activities for Transportation	Term Loan	6%	1/31/2023	86.4	86.4	1.2	—%
*^Ezzo Properties, LLC and Great Lakes Cleaning, Inc.	Administrative and Support Services	Term Loan	Prime plus 2.75%	12/20/2027	286.5	286.5	72.5	0.03%
*^New Image Building Services, Inc. dba New Image Repair Services	Repair and Maintenance	Term Loan	Prime plus 2.75%	8/23/2037	251.9	251.9	152.9	0.05%

See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2018
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
*^New Image Building Services Inc. dba New Image Repair Services; The Ma	Repair and Maintenance	Term Loan	Prime plus 2.75%	10/29/2023	$197.1	$197.1	$—	—%
*^New Image Building Services, Inc. dba The Maids serving Oakland and Ma	Administrative and Support Services	Term Loan	Prime plus 2.75%	1/19/2026	67.8	67.8	—	—%
*^New Image Building Services, Inc.dba The Maids Servicing Oakland &Maco	Administrative and Support Services	Term Loan	Prime plus 2.75%	12/21/2026	39.0	39.0	—	—%
*^New Image Building Services, Inc.	Administrative and Support Services	Term Loan	Prime plus 2.75%	5/18/2027	138.9	138.9	—	—%
*Farec, Inc	Amusement, Gambling, and Recreation Industries	Term Loan	7.5%	12/29/2042	267.9	267.9	248.9	0.09%
*^Galaforo Construction and Companies LLC	Construction of Buildings	Term Loan	7.5%	12/15/2042	207.8	207.8	196.0	0.07%
*Galaforo Construction LLC and Paul M Galaforo, Jr.	Construction of Buildings	Term Loan	7.5%	12/15/2027	334.0	334.0	82.8	0.03%
*^Gator Communications Group LLC dba Harvard Printing Group	Printing and Related Support Activities	Term Loan	6.25%	3/30/2022	233.5	233.5	—	—%
*^Gator Communications Group LLC dba Harvard Printing Group	Printing and Related Support Activities	Term Loan	6.25%	4/25/2022	157.8	157.8	—	—%
*^Gator Communications Group, LLC dba Harvard Printing Group	Printing and Related Support Activities	Term Loan	6.25%	3/27/2023	13.3	13.3	—	—%
*^Gino Italian American Deli and Meat Market Inc	Food and Beverage Stores	Term Loan	7%	7/25/2041	119.9	119.9	113.1	0.04%
*^Groundworks Unlimited LLC	Specialty Trade Contractors	Term Loan	6%	12/17/2023	8.8	8.8	8.3	—%
*^Grand Manor Realty, Inc. & Kevin LaRoe	Real Estate	Term Loan	6%	2/20/2023	19.0	19.0	17.2	0.01%
*Guzman Group,LLC	Rental and Leasing Services	Term Loan	6%	9/30/2019	173.8	173.8	37.6	0.01%
*Harrelson Materials Management,Inc	Waste Management and Remediation Services	Term Loan	6%	6/24/2021	465.2	465.2	23.8	0.01%
*^Hartford Cardiology Group LLC and Ideal Nutrition of Connecticut LLC	Ambulatory Health Care Services	Term Loan	6.25%	6/30/2026	462.5	462.5	—	—%
*^Hascher Gabelstapler Inc	Repair and Maintenance	Term Loan	7%	3/26/2024	106.6	106.6	58.8	0.02%
*^HG Ventures, Inc.	Truck Transportation	Term Loan	7.5%	3/9/2028	125.9	125.9	96.7	0.03%
*^HG Ventures, Inc. dba Diamond Head Trucking	Truck Transportation	Term Loan	7.5%	6/29/2030	929.1	929.1	715.9	0.25%
*^Home Again Restaurant LLC	Food Services and Drinking Places	Term Loan	6.25%	6/30/2040	0.4	0.4	0.4	—%
*^Ian Winterbotham dba Furnishing America	Furniture and Home Furnishings Stores	Term Loan	Prime plus 2.75%	11/17/2027	93.4	93.4	73.9	0.03%

See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2018
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
*^InformationTelevision Network Inc	Motion Picture and Sound Recording Industries	Term Loan	7.5%	9/22/2041	$823.0	$823.0	$761.1	0.26%
*^J And G Group Services LLC and United Vending of Florida Inc and John	Merchant Wholesalers, Nondurable Goods	Term Loan	7.25%	7/28/2026	29.6	29.6	28.5	0.01%
*J Harris Trucking LLC	Truck Transportation	Term Loan	7.25%	5/19/2027	18.7	18.7	8.3	—%
*^J Harris Trucking, LLC	Truck Transportation	Term Loan	7.25%	5/13/2026	38.1	38.1	36.5	0.01%
*^J Olson Enterprises LLC and Olson Trucking Direct, Inc.	Truck Transportation	Term Loan	6%	6/28/2025	628.4	628.4	44.2	0.02%
*^Jacksonville Beauty Institute Inc. dba Beauty Institute’s	Educational Services	Term Loan	7%	10/23/2025	40.9	40.9	31.7	0.01%
*Jenny’s Wunderland, Inc.	Social Assistance	Term Loan	6%	6/29/2036	98.8	98.8	14.6	0.01%
*Juliador Resources LLC DBA Cue Hair Salon and Skin Care	Personal and Laundry Services	Term Loan	7.25%	5/24/2027	21.9	21.9	19.4	0.01%
*^Kantz LLC and Kantz Auto LLC dba Kantz’s Hometown Auto	Motor Vehicle and Parts Dealers	Term Loan	6.25%	10/29/2039	11.1	11.1	8.7	—%
*^Kids at Heart,LLC dba Monster Mini Golf	Amusement, Gambling, and Recreation Industries	Term Loan	6.75%	9/22/2026	20.4	20.4	15.9	0.01%
*Krishna of Orangeburg, Inc.	Accommodation	Term Loan	6%	2/20/2032	10.3	10.3	5.5	—%
*^Kup’s Auto Spa Inc	Repair and Maintenance	Term Loan	6.25%	11/15/2038	70.5	70.5	31.6	0.01%
*Kup’s Auto Spa, Inc.	Repair and Maintenance	Term Loan	6.25%	10/23/2025	54.7	54.7	—	—%
*^L.M. Jury Enterprises, Inc dba Midwest Monograms	Textile Product Mills	Term Loan	7.25%	10/28/2025	60.6	60.6	9.1	—%
*^LA Diner Inc dba Loukas L A Diner	Food Services and Drinking Places	Term Loan	7.25%	9/28/2037	617.8	617.8	571.4	0.20%
*^Las Casuelas Del Este Inc.	Food Services and Drinking Places	Term Loan	7%	9/29/2041	791.6	791.6	356.0	0.12%
*^Lowgap Grocery & Grill LLC	General Merchandise Stores	Term Loan	7.25%	3/24/2041	48.0	48.0	40.0	0.01%
*^M & H Pine Straw Inc and Harris L. Maloy	Merchant Wholesalers, Nondurable Goods	Term Loan	7.5%	3/21/2023	197.4	197.4	58.4	0.02%
*^M & H Pine Straw, Inc and Harris L. Maloy	Support Activities for Agriculture and Forestry	Term Loan	6%	4/30/2020	54.2	54.2	52.1	0.02%
*^M & H Pine Straw, Inc.and Harris Maloy	Support Activities for Agriculture and Forestry	Term Loan	7.5%	7/10/2020	27.4	27.4	19.8	0.01%
*^M & H Pinestraw, Inc. and Harris L. Maloy	Merchant Wholesalers, Nondurable Goods	Term Loan	7.5%	12/15/2021	133.8	133.8	48.7	0.02%
*^M and C Renovations Inc	Construction of Buildings	Term Loan	6.25%	10/31/2024	13.0	13.0	7.8	—%
*^Mariam Diner Inc dba Country Kitchen Restaurant	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/18/2026	42.8	42.8	24.5	0.01%
*^Matchless Transportation LLC dba First Class Limo	Transit and Ground Passenger Transportation	Term Loan	6.25%	8/3/2022	123.3	123.3	103.0	0.04%

See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2018
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
*^Medeiros Holdings Inc dba Outdoor Lighting Perspectives of the Triad	Electrical Equipment, Appliance, and Component Manufacturing	Term Loan	7%	11/25/2025	$19.6	$19.6	$12.7	—%
*^Mojo Brands Media, LLC	Broadcasting (except Internet)	Term Loan	6%	8/28/2023	725.0	725.0	325.3	0.11%
*^Morris Glass and Construction Inc	Specialty Trade Contractors	Term Loan	15%	10/1/2023	448.0	448.0	350.5	0.12%
*^Nelson Sargsyan dba HDA Trucking	Support Activities for Transportation	Term Loan	Prime plus 2.75%	6/16/2025	100.8	100.8	63.7	0.02%
*^Nowatzke Service Center Inc dba Nowatzke Truck and Trailer	Repair and Maintenance	Term Loan	7%	1/29/2026	96.9	96.9	61.3	0.02%
*Paragon Fabricators Inc, Paragon Field Services, Inc and Paragon Globa	Heavy and Civil Engineering Construction	Term Loan	7%	9/28/2026	571.2	571.2	25.9	0.01%
*^Paragon Global, LLC and Paragon Fabricators Inc and Paragon Field Serv	Heavy and Civil Engineering Construction	Term Loan	7%	9/28/2041	110.1	110.1	101.9	0.04%
*^Peckett’s Inc	Crop Production	Term Loan	7%	7/27/2041	219.6	219.6	169.0	0.06%
*^Pooh’s Corner Realty LLC and Pooh’s Corner Inc	Social Assistance	Term Loan	7%	7/23/2040	100.3	100.3	96.4	0.03%
*^RDT Enterprises LLC	Specialty Trade Contractors	Term Loan	7%	9/15/2027	136.9	136.9	77.9	0.03%
*^RDT Enterprises, L.L.C.	Specialty Trade Contractors	Term Loan	7%	11/12/2025	19.6	19.6	—	—%
*^RDT Enterprises, LLC	Specialty Trade Contractors	Term Loan	7%	12/31/2028	111.5	111.5	70.1	0.02%
*^Route 130 SCPI Holdings LLC (EPC) Route 130 SCPI Operations LLC (OC) d	Food Services and Drinking Places	Term Loan	6.25%	9/30/2039	279.5	279.5	125.2	0.04%
*^Scoler LLC dba Gold’s Gym	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	4/29/2026	219.3	219.3	26.7	0.01%
*^Scoville Plumbing & Heating Inc and Thomas P. Scoville	Specialty Trade Contractors	Term Loan	6.75%	7/25/2022	32.1	32.1	30.8	0.01%
*^SDA Holdings LLC and Les Cheveux Salon Inc	Personal and Laundry Services	Term Loan	7.5%	12/15/2040	108.5	108.5	104.3	0.04%
*Select Propane & Fuel Inc. and Select Fuel & Convenience LLC	Merchant Wholesalers, Nondurable Goods	Term Loan	7.5%	2/10/2030	593.3	593.3	109.4	0.04%
*Shaffer Automotive Repair, LLC	Repair and Maintenance	Term Loan	7%	5/24/2030	132.8	132.8	120.1	0.04%
*^Shane M. Howell and Buck Hardware and Garden Center, LLC	Building Material and Garden Equipment and Supplies Dealers	Term Loan	7.5%	12/27/2038	120.2	120.2	93.3	0.03%
*^Shivsakti, LLC dba Knights Inn	Accommodation	Term Loan	6.25%	12/20/2032	3.3	3.3	—	—%
*^Soregard Inc	Furniture and Related Product Manufacturing	Term Loan	7.5%	6/30/2041	158.9	158.9	81.3	0.03%
*^Sourceco Limited Liability Company	Merchant Wholesalers, Nondurable Goods	Term Loan	6.5%	12/17/2025	45.0	45.0	44.1	0.02%

See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2018
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
*^Sovereign Communications LLC	Broadcasting (except Internet)	Term Loan	6.75%	2/7/2024	$654.2	$654.2	$517.0	0.18%
*^Square Deal Siding Company,LLC dba Square Deal Siding Company	Specialty Trade Contractors	Term Loan	7.5%	6/18/2025	2.1	2.1	2.0	—%
*^Stellar Environmental LLC	Waste Management and Remediation Services	Term Loan	Prime plus 2.75%	3/18/2023	30.6	30.6	28.3	0.01%
*^STK Ventures Inc dba JP Dock Service & Supply	Specialty Trade Contractors	Term Loan	6%	5/9/2037	31.6	31.6	11.2	—%
*^Stormrider Inc dba Shirley’s Stormrider Inc	Truck Transportation	Term Loan	Prime plus 2.75%	9/23/2025	50.9	50.9	—	—%
*^Stormrider Inc dba Shirley’s Stormrider, Inc	Truck Transportation	Term Loan	Prime plus 2.75%	11/25/2024	102.9	102.9	37.5	0.01%
*^Street Magic Enterprise LLC	Gasoline Stations	Term Loan	Prime plus 2.75%	12/21/2027	86.3	86.3	15.7	0.01%
*^Street Magic Enterprise LLC dba New Lisbon Travel Mart	Gasoline Stations	Term Loan	7.5%	11/7/2042	419.0	419.0	387.5	0.13%
*^Suncrest Stone Products LLC	Nonmetallic Mineral Product Manufacturing	Term Loan	7.25%	8/29/2041	638.7	638.7	262.8	0.09%
*^Suncrest Stone Products LLC	Nonmetallic Mineral Product Manufacturing	Term Loan	7.5%	8/29/2026	539.6	539.6	131.3	0.05%
*^T and B Boots Inc dba Takken’s Shoes	Clothing and Clothing Accessories Stores	Term Loan	7%	3/31/2025	23.0	23.0	20.2	0.01%
*^T and B Boots Inc dba Takken’s Shoes	Clothing and Clothing Accessories Stores	Term Loan	7.25%	6/17/2026	204.5	204.5	—	—%
*T and B Boots Inc dba Takken’s Shoes	Clothing and Clothing Accessories Stores	Term Loan	7.25%	12/7/2026	95.2	95.2	89.8	0.03%
*^Tannehill Enterprises Inc dba Hobbytown USA Folsom	Sporting Goods, Hobby, Musical Instrument, and Book Stores	Term Loan	7.75%	10/14/2025	71.1	71.1	45.5	0.02%
*^Tarver-Henley Inc. and Tar-Hen LLC	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	6/21/2042	314.6	314.6	302.5	0.11%
*^The Delon Group LLC dba I Love Juice Bar	Food Services and Drinking Places	Term Loan	7%	5/12/2026	19.3	19.3	18.6	0.01%
*^Tim’s Tire & Automotive Center, LLC	Support Activities for Transportation	Term Loan	7%	8/16/2026	410.2	410.2	98.6	0.03%
*^The Woods at Bear Creek LLC and Bear Creek Entertainment LLC dba The	Accommodation	Term Loan	7%	9/29/2039	489.6	489.6	452.8	0.16%
*^Thomas P. Scoville dba Scoville Plumbing & Heating, Inc.	Specialty Trade Contractors	Term Loan	6.75%	11/16/2021	33.6	33.6	32.3	0.01%
*Transmission Solutions Group, Inc. and Calhoun Satellite Communicatio	Telecommunications	Term Loan	7%	12/2/2041	141.3	141.3	65.7	0.02%
*^Tri-State Remodeling & Investments, LLC	Specialty Trade Contractors	Term Loan	7.5%	12/11/2025	13.3	13.3	11.5	—%
*^TX Superior Communications, LLC	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	3/19/2028	90.3	90.3	30.5	0.01%
See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2018
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
*^Vision Automotive LLC dba Vision Chrysler Jeep Dodge Ram of Defiance	Motor Vehicle and Parts Dealers	Term Loan	7.5%	9/29/2029	$570.1	$570.1	$299.4	0.10%
*Vision Collision Center LLC dba Integrity Auto Body & Vision Automoti	Repair and Maintenance	Term Loan	7.5%	11/21/2027	349.2	349.2	—	—%
*^Webb Eye Associates, PA	Ambulatory Health Care Services	Term Loan	7.25%	7/19/2027	71.2	71.2	28.9	0.01%
*^Wilban LLC	Food Services and Drinking Places	Term Loan	7.5%	3/11/2026	93.2	93.2	86.2	0.03%
*^Wilban LLC	Food Services and Drinking Places	Term Loan	7.25%	3/28/2039	402.7	402.7	289.6	0.10%
*Work of Heart Inc dba Little Nest Portraits	Professional, Scientific, and Technical Services	Term Loan	7.5%	1/10/2028	5.2	5.2	5.1	—%
*^Work of Heart Inc dba Little Nest Portraits	Professional, Scientific, and Technical Services	Term Loan	7.5%	7/28/2027	47.1	47.1	46.2	0.02%
Total Non-Performing Unguaranteed SBA Investments					$36,546.2	$36,726.8	$20,062.3	6.98%

Total Unguaranteed SBA Investments					$355,408.4	$355,589.0	$349,402.0	121.55%

Performing SBA Guaranteed Investments(4)
Always Goldie’s Florist	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	12/19/2028	$66.3	$66.3	$72.7	0.03%
The Law Office of Jared E. Shapiro, P.A.	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	12/21/2028	63.8	63.8	69.9	0.02%
Medworxs Inc.	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	12/27/2028	59.5	59.5	65.2	0.02%
Fave Realty Inc.	Real Estate	Term Loan	Prime plus 2.75%	12/27/2043	370.5	370.5	415.3	0.14%
East Breeze LLC dba Historic Springdale Pub and Eatery	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/27/2043	384.8	384.8	431.3	0.15%
Children First Home Health Care Inc	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/27/2028	900.0	900.0	988.2	0.34%
Superior Concepts Acquisition Corp	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	12/28/2028	359.5	359.5	395.1	0.14%
Superior Concepts Acquisition Corp	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	12/28/2043	1,528.8	1,528.8	1,710.0	0.59%
Nix and Nix Funeral Home North Inc,	Personal and Laundry Services	Term Loan	Prime plus 2.75%	12/28/2043	1,708.5	1,708.5	1,905.0	0.66%
Galt Insurance Group of Bonita Springs, LLC & Bonita Safety Institute	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	12/28/2043	106.3	106.3	119.1	0.04%

See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2018
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Omega Funeral and Cremation Services, LLC	Personal and Laundry Services	Term Loan	Prime plus 2.75%	12/28/2043	$1,028.6	$1,028.6	$1,152.0	0.40%
Capitol Fitness Shelby Inc.	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	12/28/2028	102.9	102.9	113.0	0.04%
The Chop House Inc.	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/31/2043	1,673.3	1,673.3	1,870.7	0.65%
Romain Tower Inc. David Romaine, Sugar Land Crane and Rigging, LLC	Heavy and Civil Engineering Construction	Term Loan	Prime plus 2.75%	12/31/2028	712.5	712.5	783.0	0.27%
HDD Solutions, LLC	Heavy and Civil Engineering Construction	Term Loan	Prime plus 2.75%	12/31/2028	1,661.3	1,661.3	1,816.6	0.63%
Paramount Dance Studios Inc. and Homestead Dance Supply	Educational Services	Term Loan	Prime plus 2.75%	10/14/2043	1,225.5	1,225.5	1,360.4	0.47%
Lou & Choo Enterprises Inc.	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/28/2044	101.4	101.4	113.1	0.04%
Metropolitan Solutions Inc.	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	4/30/2043	102.7	102.7	114.5	0.04%
Kneading Dough LLC dba NY Bagel Cafe & Deli, NY Bagel, New York Bagel	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/23/2029	102.5	102.5	111.8	0.04%
Olmsted LLC and 626 Van LLC dba Maison Yaki	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/1/2029	564.5	564.5	617.0	0.21%
Starship, LLC dba Tint World Smyrna	Repair and Maintenance	Term Loan	Prime plus 2.75%	5/25/2043	266.3	266.3	297.1	0.10%
AVM LLC dba Luv 2 Play	Social Assistance	Term Loan	Prime plus 2.75%	6/1/2028	78.2	78.2	84.4	0.03%
Surya Hotel LLC dba Hotel Royal	Accommodation	Term Loan	Prime plus 2.75%	12/21/2028	302.6	302.6	331.1	0.12%
Bio-Haz Solutions, Inc.	Waste Management and Remediation Services	Term Loan	Prime plus 2.75%	6/29/2043	906.3	906.3	1,011.7	0.35%
Bio-Haz Solutions, Inc	Waste Management and Remediation Services	Term Loan	Prime plus 2.75%	1/29/2029	335.9	335.9	367.5	0.13%
Geo Tek Alaska, Inc	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	2/17/2044	170.3	170.3	190.5	0.07%
National Stone LTD and NSI Group Inc	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	8/31/2044	579.5	579.5	645.4	0.22%
Blue Seven, LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	1/27/2029	149.3	149.3	164.1	0.06%
Hackstaff Restaurants LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	1/15/2029	172.6	172.6	189.7	0.07%

See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2018
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
UK, LLC dba Pita Pit	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	1/30/2029	$97.2	$97.2	$106.8	0.04%
JP Dhillon’s Foods LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/1/2029	77.5	77.5	85.2	0.03%
Vancole Investments, Inc. dba Smoothie King #913	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	5/7/2044	687.7	687.7	770.6	0.27%
Beau & HB Inc dba Beau’s Billiard, Bowling & Arcade	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	3/16/2029	20.7	20.7	22.8	0.01%
Thames Aquatic Club, LLC	Educational Services	Term Loan	Prime plus 2.75%	7/21/2029	55.5	55.5	61.0	0.02%
D for Dream LLC dba Blow Dry Bar Inc	Personal and Laundry Services	Term Loan	Prime plus 2.75%	5/13/2029	73.2	73.2	80.4	0.03%
JejoJesi Corp dba Dukunoo Jamaican Kitchen, Dunkunoo	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/19/2029	126.4	126.4	138.9	0.05%
Sheldon T Banks and Sheldon T Banks LLC dba Serenity Funeral Chapel ll	Personal and Laundry Services	Term Loan	Prime plus 2.75%	9/19/2044	86.7	86.7	97.0	0.03%
Healthy and Fresco LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/20/2029	75.0	75.0	82.4	0.03%
Accel Compression Inc., Accel Workover Services Inc	Rental and Leasing Services	Term Loan	Prime plus 2.75%	6/21/2044	133.6	133.6	149.7	0.05%
Total Performing SBA Guaranteed Investments					$17,217.4	$17,217.4	$19,100.2	6.64%

Total SBA Unguaranteed and Guaranteed Investments					$372,625.8	$372,806.4	$368,502.2	128.20%

Controlled Investments(5)
*Advanced Cyber Security Systems, LLC(6), (20)	Data processing, hosting and related services.	50% Membership Interest	—%	—	$—	$—	$—	—%
		Term Loan	3%	December 2014	381.0	381.0	—	—%
*Automated Merchant Services, Inc.(7), (20)	Data processing, hosting and related services.	100% Common Stock	—%	—	—	—	—	—%
CDS Business Services, Inc.(8)	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	100% Common Stock	—%	—	—	4,428.0	5,000.0	1.74%
		Line of Credit	Prime plus 2.5%	December 2019	5,000.0	5,000.0	5,000.0	1.74%
		Term Loan	10%	April 2020	1,000.0	1,000.0	1,000.0	0.35%
Newtek Technology Solutions, Inc.(11)	Data processing, hosting and related services.	100% Common Stock	—%	—	—	8,384.0	8,500.0	2.96%
		Line of Credit	LIBOR plus 2.5%	November 2028	6,800.0	6,800.0	6,800.0	2.37%

See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2018
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
*Newtek Insurance Agency, LLC(13)	Insurance Carriers and Related Activities	100% Membership Interest	—%	—	$—	$135.0	$2,215.0	0.77%
*PMTWorks Payroll, LLC(9)	Data processing, hosting and related services.	100% Membership Interest	—%	—	—	1,106.1	—	—%
		Term Loan	10%-12%	Various maturities through May 2020	2,685.0	2,685.0	—	—%
Small Business Lending, LLC(12), (20)	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	100% Membership Interest	—%	—	—	250.0	3,300.0	1.15%
*ADR Partners, LLC dba banc-serv Partners, LLC(12)	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	100% Membership Interest	—%	—	—	6,799.2	—	—%
International Professional Marketing, Inc.(16)	Professional, Scientific, and Technical Services	100% Common Stock	—%	—	—	4,000.0	3,300.0	1.15%
		Line of Credit	Prime plus 0.5%	April 2019	800.0	800.0	800.0	0.28%
SIDCO, LLC(16)	Professional, Scientific, and Technical Services	100% Membership Interest	—%	—	—	7,119.7	7,819.7	2.72%
		Line of Credit	Prime plus 0.5%	July 2019	175.0	175.0	175.0	0.06%
Newtek Merchant Solutions, LLC(11)	Data processing, hosting and related services.	100% Membership Interest	—%	—	—	16,438.0	116,250.0	40.44%
Mobil Money, LLC(17)	Data processing, hosting and related services.	100% Membership Interest	—%	—	—	2,980.0	2,980.0	1.04%
Newtek Business Lending, LLC(10)	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	100% Membership Interest	—%	—	—	5,445.0	8,445.0	2.94%
Newtek Conventional Lending, LLC(18)	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	50% Membership Interest	—%	—	—	—	—	—%
Titanium Asset Management, LLC(14)	Administrative and Support Services	Term Loan	10%	December 2018	193.9	193.9	—	—%
		100% Membership Interest	—%	—	—	—	—	—%

See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2018
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Excel WebSolutions, LLC(15)	Data processing, hosting and related services.	Term Loan	10%	September 2020	$159.2	$159.2	$—	—%
		50% Membership Interest	—%	—	—	—	—	—%
Total Controlled Investments					$17,194.1	$74,279.1	$171,584.7	59.69%
Non-control/Affiliate Investments
EMCAP Loan Holdings, LLC(19)(23)	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	6.04% Membership Interest	—%	—	—	1,000.0	1,000.0	0.35%
Investments in Money Market Funds
UBS Select Treasury Institutional Fund – 2.17% yield					$9.0	$9.0	$9.0	—%

Total Investments					$389,828.9	$448,094.5	$541,095.9	188.24%

____________

^        Denotes investment that has been pledged as collateral under the Securitization Trusts.

*        Denotes non-income producing security.

(1)      Newtek values each unguaranteed portion of SBA 7(a) performing loans (“Loan”) using a discounted cash flow analysis which projects future cash flows and incorporates projections for Loan pre-payments and Loan defaults using historical portfolio data. The data predicts future prepayment and default probability on curves which are based on Loan age. The recovery assumption for each Loan is specific to the discounted valuation of the collateral supporting that Loan. Each Loan’s cash flow is discounted at a rate which approximates a market yield. The Loans were originated under the SBA 7(a) program and conform to the underwriting guidelines in effect at their time of origination. Newtek has been awarded Preferred Lender Program (“PLP”) status from the SBA. Portions of these Loans are not guaranteed by the SBA. Individual loan participations can be sold to institutions which have been granted an SBA 750 license. Loans can also be sold as a pool of loans in a security form to qualified investors. Includes 5 loans with a cost basis of $4,663,000 and fair value of $5,258,000 which NSBF owns 100% of the outstanding loan balance that were originated by NSBF, but are no longer deemed SBA 7(a) loans as a result of Newtek repurchasing the guaranteed portions of the loans from the SBA.

(2)      Prime Rate is equal to 5.25% as of December 31, 2018.

(3)      Newtek values non-performing SBA 7(a) loans using a discounted cash flow analysis of the underlying collateral which supports the loan. Net recovery of collateral, (fair value less cost to liquidate) is applied to the discounted cash flow analysis based upon a time to liquidate estimate. Modified loans are valued based upon current payment streams and are re-amortized at the end of the modification period. Includes 3 loans with a cost basis of $6,942,000 and fair value of $3,504,000 which NSBF owns 100% of the outstanding loan balance that were originated by NSBF, but are no longer deemed SBA 7(a) loans as a result of Newtek repurchasing the guaranteed portions of the loans from the SBA.

(4)      Newtek values guaranteed performing SBA 7(a) loans using the secondary SBA 7(a) market as a reference point. Newtek routinely sells performing SBA 7(a) loans into this secondary market. Guaranteed portions of SBA 7(a) loans partially funded as of the valuation date are valued using level two inputs as disclosed in Note 6.

(5)      Controlled Investments are disclosed above as equity investments (except as otherwise noted) in those companies that are “Controlled Investments” of the Company as defined in the Investment Company Act of 1940. A company is deemed to be a “Controlled Investment” of Newtek Business Services Corp. if Newtek Business Services Corp. or its subsidiaries owns more than 25% of the voting securities of such company. See Note 5 in the accompanying notes to the consolidated financial statements for transactions during the year ended December 31, 2018 with affiliates the Company is deemed to control.

(6)      50% owned by Wilshire Holdings I, Inc. (a subsidiary of Newtek Business Services Corp.), 50% owned by non-affiliate. The term loan is past its original maturity date and currently in default. As such, the fair value of the investment is zero.

(7)      96.11% owned by Wilshire Partners, LLC (a subsidiary of Newtek Business Services Corp.), 3.89% owned by Newtek Business Services Corp.

See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2018
(In Thousands)

(8)      50.15% owned by The Whitestone Group, LLC (a subsidiary of Wilshire Holdings I, Inc., a subsidiary of Newtek Business Services Corp.) and 49.85% owned by Wilshire Holdings 1, Inc. (a subsidiary of Newtek Business Services Corp.).

(9)      25% owned by The Whitestone Group, LLC, (a subsidiary of Wilshire Holdings I, Inc., a subsidiary of Newtek Business Services Corp.), 65% owned by Wilshire Holdings I, Inc. (a subsidiary of Newtek Business Services Corp.), and 10% owned by Exponential Business Development Co., Inc. (a subsidiary of Newtek Business Services Corp.).

(10)    100% owned by Newtek Business Services Holdco 6, Inc. (a subsidiary of Newtek Business Services Corp.

(11)    100% owned by NBSH Holdings, LLC (a subsidiary of Newtek Business Services Holdco 1, Inc., a subsidiary of Newtek Business Services Corp.). Premier was merged with NMS at December 31, 2018.

(12)    100% owned by Newtek LSP Holdco, LLC (a subsidiary of Wilshire Holdings I, Inc. and Newtek Business Services Holdco 5, Inc., both subsidiaries of Newtek Business Services Corp.).

(13)    100% owned by Wilshire Holdings I, Inc. (a subsidiary of Newtek Business Services Corp.).

(14)    50% owned by Exponential Business Development Co., Inc. (a subsidiary of Newtek Business Services Corp.), 47.8% owned by The Whitestone Group, LLC (a subsidiary of Wilshire Holdings I, Inc., a subsidiary of Newtek Business Services Corp.) and 2.2% owned by Wilshire New York Advisers II, LLC (a subsidiary of Newtek Business Services Corp.).

(15)    50% owned by The Whitestone Group, LLC (a subsidiary of Wilshire Holdings I, Inc., a subsidiary of Newtek Business Services Corp.) and 50% owned by non-affiliate.

(16)    100% owned by Newtek Business Services Holdco 2, Inc. (a subsidiary of Newtek Business Services Corp.). During the year ended December 31, 2017, a portion of IPM’s business was spun off into a new wholly-owned controlled portfolio company, SIDCO. As a result, the underlying IPM business has not changed. The Company determined the cost basis of its investments in IPM and SIDCO to be $4,000,000 and $7,120,000, respectively.

(17)    100% owned by Newtek Business Services Holdco 4, Inc. (a subsidiary of Newtek Business Services Corp.).

(18)    50% owned by Newtek Conventional Lending, Inc. (a subsidiary of Newtek Business Services Corp.).

(19)    6.04% owned by Wilshire Holdings I, Inc. (a subsidiary of Newtek Business Services Corp.).

(20)    Zero cost basis is reflected as the portfolio company was organized by the Company and incurred internal legal costs to organize the entity and immaterial external filing fees which were expensed when incurred.

(21)    All of the Company’s investments are in entities which are organized under the Laws of the United States and have a principal place of business in the United States.

(22)    The fair value of the investment was determined using significant unobservable inputs.

(23)    The Company’s investments generally are acquired in private transactions exempt from registration under the Securities Act and, therefore, generally are subject to limitations on resale, and may be deemed to be “restricted securities” under the Securities Act. However, unless otherwise indicated, such securities may be sold in certain transactions (generally to qualified institutional buyers) and remain exempt from registration.

(24)    Restricted security initially obtained on April 25, 2018.

(25)    Under the Investment Company Act of 1940, as amended, the Company may not acquire any non-qualifying assets unless, at the time the acquisition is made, qualifying assets represent at least 70% of the Company’s total assets. At December 31, 2018, 4.2% of total assets are non-qualifying assets.

As of December 31, 2018, the federal tax cost of investments was $439,711,000 resulting in estimated gross unrealized gains and losses of $136,870,000 and $35,485,000, respectively.

See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1 — DESCRIPTION OF BUSINESS AND BASIS OF PRESENTATION:

Newtek Business Services Corp. is a Maryland corporation which was formed in August 2013 and is an internally managed, closed end, non-diversified investment company. The Company’s investment strategy is to maximize the investment portfolio’s return by generating current income from the debt investments the Company makes and generate dividend income from equity investments in controlled portfolio companies.

The Company has formed certain Taxable Subsidiaries, which are taxed as corporations for federal income tax purposes. These Taxable Subsidiaries allow the Company to hold equity securities of portfolio companies organized as pass-through entities while continuing to satisfy the requirements of a RIC under the Code.

The following wholly-owned subsidiaries are consolidated in the financial statements of the Company:

Newtek Small Business Finance, LLC

Newtek Asset Backed Securities, LLC

CCC Real Estate Holdings, LLC

The Whitestone Group, LLC

Wilshire Colorado Partners, LLC(1)

Wilshire DC Partners, LLC

Wilshire Holdings I, Inc.

Wilshire Louisiana BIDCO, LLC

Wilshire Louisiana Partners II, LLC

Wilshire Louisiana Partners III, LLC

Wilshire Louisiana Partners IV, LLC

Wilshire New York Advisers II, LLC

Wilshire New York Partners III, LLC

Wilshire Partners, LLC

Exponential Business Development Co., Inc.

Newtek Commercial Lending, Inc.

Newtek LSP Holdco, LLC

NBSH Holdings, LLC

Newtek Business Services Holdco 1, Inc.

Newtek Business Services Holdco 2, Inc.

Newtek Business Services Holdco 3, Inc.

Newtek Business Services Holdco 4, Inc.

Newtek Business Services Holdco 5, Inc. (formerly Banc-Serv Acquisition, Inc.)

Newtek Business Services Holdco 6, Inc.

____________

(1)      Entity was merged into The Whitestone Group, LLC on December 31, 2018.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1 — DESCRIPTION OF BUSINESS AND BASIS OF PRESENTATION: (cont.)

The accompanying notes to the unaudited condensed consolidated financial statements should be read in conjunction with Newtek’s Annual Report for the year ended December 31, 2018 on Form 10-K. The unaudited condensed consolidated financial statements of the Company have been prepared in accordance with U.S. GAAP and pursuant to the requirements for reporting on Form 10-Q and Article 10 of Regulation S-X and, therefore, omit or condense certain footnotes and other information normally included in financial statements prepared in accordance with U.S. GAAP. In the opinion of management, the condensed consolidated financial statements reflect all adjustments and reclassifications that are necessary for the fair presentation of financial results as of and for the periods presented. The results of operations for an interim period may not give a true indication of the results for the entire year. The December 31, 2018 consolidated statement of assets and liabilities has been derived from the audited financial statements as of that date. All intercompany balances and transactions have been eliminated in consolidation.

Except as otherwise noted, all financial information included in the tables in the following footnotes is stated in thousands, except per share data.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES:

Fair Value

The Company applies fair value accounting to certain of its financial instruments in accordance with ASC Topic 820 — Fair Value Measurement (“ASC Topic 820”). ASC Topic 820 defines fair value, establishes a framework used to measure fair value and requires disclosures for fair value measurements. In accordance with ASC Topic 820, the Company has categorized its financial instruments carried at fair value, based on the priority of the valuation technique, into a three-level fair value hierarchy. Fair value is a market-based measure considered from the perspective of the market participant who holds the financial instrument rather than an entity-specific measure. Therefore, when market assumptions are not readily available, the Company’s own assumptions are set to reflect those that management believes market participants would use in pricing the financial instrument at the measurement date.

The availability of observable inputs can vary depending on the financial instrument and is affected by a wide variety of factors, including, for example, the type of product, whether the product is new, whether the product is traded on an active exchange or in the secondary market and the current market conditions. To the extent that the valuation is based on models or inputs that are less observable or unobservable in the market the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised by the Company in determining fair value is greatest for financial instruments classified as Level 3.

Any changes to the valuation methodology are reviewed by management and the Board to confirm that the changes are appropriate. As markets change, new products develop and the pricing for products becomes more or less transparent, the Company will continue to refine its valuation methodologies. See further description of fair value methodology in Note 6.

Use of Estimates

The preparation of consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the consolidated financial statements, and the reported amounts of revenue and expense during the reporting period. The level of uncertainty in estimates and assumptions increases with the length of time until the underlying transactions are complete. Actual results could differ from those estimates.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES: (cont.)

Consolidation

As provided under ASC Topic 946, the Company will generally not consolidate its investment in a company other than an investment company subsidiary or a controlled operating company whose business consists of providing services to the Company.

Assets related to transactions that do not meet ASC Topic 860 — Transfers and Servicing (“ASC Topic 860”) requirements for accounting sale treatment are reflected in the Company’s condensed consolidated statements of assets and liabilities as investments. Those assets are owned by the securitization trusts and are included in the Company’s condensed consolidated financial statements. The creditors of the special purpose entities have received security interests in such assets and such assets are not intended to be available to the creditors of the Company.

Distributions

Dividends and distributions to the Company’s common stockholders are recorded on the declaration date. The timing and amount to be paid out as a dividend or distribution is determined by the Company’s Board each quarter and is generally based upon the annual taxable earnings estimated by management.

Cash

The Company considers all highly liquid investments with maturities of three months or less when purchased to be cash equivalents. Invested cash is held exclusively at financial institutions of high credit quality. The Company invests cash not held in interest free checking accounts or bank money market accounts mainly in U.S. Treasury only money market instruments. As of March 31, 2019, cash deposits in excess of insured amounts totaled $15,749,000. The Company has not experienced any losses with respect to cash balances in excess of insured amounts and management does not believe there was a significant concentration of risk with respect to cash balances as of March 31, 2019.

Restricted Cash

Restricted cash includes amounts due on SBA loan-related remittances to third parties and cash reserves associated with securitization transactions. As of March 31, 2019, total restricted cash was $26,654,000.

The following table provides a reconciliation of cash and restricted cash as of March 31, 2019 and 2018 and December 31, 2018 and 2017:

	March 31, 2019	March 31, 2018	December 31, 2018	December 31, 2017
Cash	$3,083	$2,606	$2,316	$2,464
Restricted cash	26,654	22,950	29,034	18,074
Cash and restricted cash	$29,737	$25,556	$31,350	$20,538

Broker Receivable

Broker receivable represents amounts due from third parties for loans which have been traded at period end but have not yet settled.

Income Taxes

Deferred tax assets and liabilities are computed based upon the differences between the financial statement and income tax basis of assets and liabilities using the enacted tax rates in effect for the year in which those temporary differences are expected to be realized or settled. If available evidence suggests that it is more likely than not that some portion or all of the deferred tax assets will not be realized, a valuation allowance is required to reduce the deferred tax assets to the amount that is more likely than not to be realized.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES: (cont.)

The Company’s U.S. federal and state income tax returns prior to fiscal year 2015 are generally closed, and management continually evaluates expiring statutes of limitations, audits, proposed settlements, changes in tax law and new authoritative rulings.

The Company has elected to be treated as a RIC under the Code beginning with the 2015 tax year and operates in a manner so as to continue to qualify for the tax treatment applicable to RICs. The RIC tax return includes Newtek Business Services Corp. and NSBF, a single member LLC disregarded for tax purposes. None of the Company’s other subsidiaries are included in the RIC tax return. The Company will evaluate and record any deferred tax assets and liabilities of the subsidiaries that are not included in the RIC tax return. In order to maintain its RIC tax treatment, among other things, the Company is required to meet certain source of income and asset diversification requirements and timely distribute to its stockholders at least 90% of investment company taxable income, as defined by the Code, for each tax year. The Company intends to make the requisite distributions to its stockholders, which will generally relieve the Company from U.S. federal income taxes with respect to any income that is distributed to its stockholders as dividends.

Depending on the level of taxable income earned in a tax year, the Company may choose to retain taxable income in excess of current year dividend distributions and would distribute such taxable income in the next tax year. The Company would then pay a 4% excise tax on such income, as required. To the extent that the Company determines that its estimated current year annual taxable income, determined on a calendar year basis, could exceed estimated current calendar year dividend distributions, the Company accrues excise tax, if any, on estimated excess taxable income as taxable income is earned. For the three months ended March 31, 2019 and 2018, no U.S. federal excise taxes were due.

The Company’s Taxable Subsidiaries accrue income taxes payable based on the applicable corporate rates on the net unrealized appreciation generated by the controlled investments held by the Taxable Subsidiaries. Such deferred tax liabilities amounted to $8,712,000 and $9,241,000 at March 31, 2019 and December 31, 2018, respectively, and are recorded as deferred tax liabilities on the condensed consolidated statements of assets and liabilities. The change in deferred tax liabilities is included as a component of net unrealized appreciation (depreciation) on investments in the condensed consolidated statements of operations.

Investment Income

Interest on debt investments is accrued and included in income based on contractual rates applied to principal amounts outstanding. Interest income is determined using a method that results in a level rate of return on principal amounts outstanding. When a loan becomes 90 days or more past due, or if we otherwise do not expect to receive interest and principal repayments, the loan is placed on non-accrual status and the recognition of interest income is discontinued. Interest payments received on loans that are on non-accrual status are treated as reductions of principal until the principal is repaid.

Dividend income is recognized on an accrual basis for preferred equity securities to the extent that such amounts are expected to be collected or realized. In determining the amount of dividend income to recognize, if any, from cash distributions on common equity securities, we will assess many factors including a portfolio company’s cumulative undistributed income and operating cash flow. Cash distributions from common equity securities received in excess of such undistributed amounts are recorded first as a reduction of our investment and then as a realized gain on investment.

The Company earns servicing income related to the guaranteed portions of SBA loan investments which it sells into the secondary market. These recurring fees are earned and recorded daily. Servicing income is earned for the full term of the loan or until the loan is repaid.

The Company earns a variety of fees from borrowers in the ordinary course of conducting its business, including packaging, legal, late payment and prepayment fees. All other income is recorded when earned. Other income is generally non-recurring in nature and earned as “one time” fees in connection with the origination of new debt investments with non-affiliates.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES: (cont.)

Investment transactions are accounted for on a trade-date basis. Realized gains or losses on investments are measured by the difference between the net proceeds from the disposition and the cost basis of investment, without regard to unrealized gains or losses previously recognized. The Company reports current period changes in the fair value of investments as a component of the net change in unrealized appreciation (depreciation) on investments in the condensed consolidated statements of operations.

Stock — Based Compensation

The Company accounts for its equity-based compensation plan using the fair value method, as prescribed by ASC Topic 718, Stock Compensation. Accordingly, for restricted stock awards, the Company measures the grant date fair value based upon the market price of the Company’s common stock on the date of the grant and amortizes this fair value to salaries and benefits ratably over the requisite service period or vesting term.

Recently Adopted Accounting Standards

In February 2016, the FASB issued ASU 2016-02, “Leases,” which amends various aspects of existing accounting guidance for leases, including the recognition of a right of use asset and a lease liability for leases with a duration of greater than one year.

The Company adopted ASC 842 on January 1, 2019 using the modified transition method. As part of the transition to ASC 842, the Company elected the package of practical expedients that allowed it to not reassess: (1) whether any expired or existing contracts are or contain leases, (2) lease classification for any expired or existing leases and (3) initial direct costs for any expired or existing leases. The Company recognized the cumulative effect of applying ASC 842 as an opening balance sheet adjustment at January 1, 2019. The comparative information has not been retrospectively adjusted and continues to be reported under the accounting standards in effect for those periods.The adoption of ASC 842 did not have a material impact on the Company’s accompanying condensed consolidated statements of assets and liabilities, statements of operations or statements of cash flows. Due to the adoption of ASC 842, the Company recognized operating lease right-of-use assets and lease liabilities for its operating leases with lease terms greater than one year. The Company expects the adoption of ASC 842 will not materially impact its results of operations, financial condition, or cash flows on an ongoing basis.

New Accounting Standards

In August 2018, the FASB issued ASU 2018-13, “Fair Value Measurement (Topic 820)”, which is intended to improve fair value and defined benefit disclosure requirements by removing disclosures that are not cost-beneficial, clarifying disclosures’ specific requirements, and adding relevant disclosure requirements. The ASU is effective for annual reporting periods beginning after December 15, 2019 and interim periods within those fiscal years. Early adoption is permitted. The Company is currently evaluating the impact the adoption of this standard will have on its consolidated financial statements and related disclosures.

Segments

The Company has determined that it has a single reporting segment and operating unit structure. The Company issues debt and makes equity investments in portfolio companies in various industries. The Company separately evaluates the performance of each of its lending and investment relationships. However, because each of these debt and equity investment relationships have similar business and economic characteristics, they have been aggregated into a single lending and investment segment.

Reclassifications

Certain prior period amounts have been reclassified to conform to the current period presentation.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 3 — INVESTMENTS:

Investments, all of which are in portfolio companies in the United States, consisted of the following at:

	March 31, 2019		December 31, 2018
	Cost	Fair Value	Cost	Fair Value
Money market funds	$9	$9	$9	$9
Non-affiliate debt investments	386,962	385,355	372,806	368,502
Non-control/affiliate equity investments	1,000	1,000	1,000	1,000
Controlled investments:
Equity	58,491	157,269	57,085	157,810
Debt	17,444	14,025	17,194	13,775
Total investments	$463,906	$557,658	$448,094	$541,096

The following table shows the Company’s portfolio investments by industry at March 31, 2019 and December 31, 2018:

	March 31, 2019		December 31, 2018
	Cost	Fair Value	Cost	Fair Value
Data Processing, Hosting and Related Services	$39,548	$133,458	$38,964	$134,559
Food Services and Drinking Places	36,710	37,456	37,919	38,293
Professional, Scientific, and Technical Services	34,869	34,553	36,575	37,116
Amusement, Gambling, and Recreation Industries	25,866	27,989	21,030	22,300
Securities, Commodity Contracts, and Other Financial Investments and Related Activities	25,455	25,305	24,738	24,526
Ambulatory Health Care Services	23,398	23,563	21,182	20,999
Truck Transportation	25,846	23,539	23,040	21,145
Repair and Maintenance	17,536	17,655	17,690	18,054
Specialty Trade Contractors	13,611	13,776	13,048	13,051
Fabricated Metal Product Manufacturing	13,308	13,754	12,608	12,793
Accommodation	11,481	11,344	11,994	11,742
Social Assistance	10,404	11,291	8,424	9,006
Personal and Laundry Services	9,938	10,491	10,758	11,425
Merchant Wholesalers, Durable Goods	9,170	9,463	9,002	9,184
Building Material and Garden Equipment and Supplies Dealers	9,033	9,198	7,349	7,665
Rental and Leasing Services	8,784	8,437	7,959	7,539
Administrative and Support Services	9,121	8,423	8,003	7,265
Gasoline Stations	8,016	7,924	8,152	7,981
Food Manufacturing	9,167	7,156	9,073	7,056
Food and Beverage Stores	6,032	6,371	5,795	6,100
Transit and Ground Passenger Transportation	6,550	6,264	6,859	6,541
Construction of Buildings	5,077	5,113	5,085	5,010
Printing and Related Support Activities	4,761	5,066	5,042	4,868
Motor Vehicle and Parts Dealers	4,771	5,053	4,816	4,915
Other	95,454	95,016	92,989	91,963
Total	$463,906	$557,658	$448,094	$541,096

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 4 — TRANSACTIONS WITH AFFILIATED COMPANIES AND RELATED PARTY TRANSACTIONS:

Transactions with Affiliated Companies

An affiliated company is an entity in which the Company has an ownership of 5% or more of its voting securities. A controlled affiliate is an entity in which the Company owns more than 25% of its voting securities. Transactions related to our investments with controlled and non-controlled affiliated companies for the three months ended March 31, 2019 were as follows:

Portfolio Company	Fair Value at December 31, 2018	Purchases (Cost)	Principal Received	Net Realized Gains/(Losses)	Net Unrealized Gains/(Losses)	Fair Value at March 31, 2019	Interest and Other Income	Dividend Income
Controlled Investments
Newtek Merchant Solutions, LLC	$116,250	$—	$—	$—	$—	$116,250	$—	$2,900
Mobil Money, LLC	2,980	—	—	—	—	2,980	—	100
Newtek Technology Solutions, Inc.	15,300	400	—	—	(1,500)	14,200	85	—
International Professional Marketing, Inc.	4,800	—	(500)	—	—	4,300	5	—
SIDCO, LLC	7,295	—	(75)	—	(320)	6,900	2	150
banc-serv Partners, LLC	—	242	—	—	(242)	—	—	—
CDS Business Services, Inc.	11,000	—	(475)	—	—	10,525	125	—
Small Business Lending, LLC	3,300	348	—	—	300	3,948	—	—
Newtek Insurance Agency, LLC	2,215	—	—	—	—	2,215	—	—
PMTWorks Payroll, LLC	—	185	—	—	(185)	—	—	—
Titanium Asset Management LLC	—	900	—	—	—	900	—	—
Excel WebSolutions, LLC	—	—	—	—	—	—	—	—
Newtek Conventional Lending, LLC	—	13	—	—	—	13	—	—
Newtek Business Lending, LLC	8,445	1,118	(500)	—	—	9,063	—	—
Total Controlled Investments	$171,585	$3,206	$(1,550)	$—	$(1,947)	$171,294	$217	$3,150
Non-Control/Affiliate Investments
EMCAP Loan Holdings, LLC	$1,000	$—	$—	$—	$—	$1,000	$—	$31
Total Affiliate Investments	$172,585	$3,206	$(1,550)	$—	$(1,947)	$172,294	$217	$3,181

Related Party Transactions

Note Payable — Related Parties

In June 2015, the Company entered into the Related Party RLOC. Maximum borrowings under the Related Party RLOC were $38,000,000.

In June 2017, the Related Party RLOC was amended to increase maximum borrowings to $50,000,000. The outstanding balance had an interest rate equal to LIBOR (with a floor of 0.50%) plus 6.0% or a rate equal to the

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 4 — TRANSACTIONS WITH AFFILIATED COMPANIES AND RELATED PARTY TRANSACTIONS: (cont.)

greater of the Prime Rate or 3.5% plus 5.0%. In November 2018, the Related Party RLOC was amended to reduce the interest rate to the lesser of LIBOR plus 2.5% or the Prime Rate plus 1.5%.

At March 31, 2019, the Related Party RLOC interest rate was 4.99%. The Related Party RLOC has a maturity date of November 8, 2023. Outstanding borrowings from NMS at March 31, 2019 under the Related Party RLOC were $25,890,000.

For the three months ended March 31, 2019 and 2018, interest expense was $204,000 and $112,000, respectively.

Expenses Incurred from Controlled Portfolio Companies

The Company incurs expenses from certain controlled portfolio companies including managed technology services from NTS, loan processing and closing expenses from various related parties and payroll processing fees from NPS.

	Three Months Ended March 31, 2019	Three Months Ended March 31, 2018
Managed technology services	$179	$178
Loan related processing and auditing fees	2,188	12
Referral fees	—	87
Payroll processing fees	10	10
Total	$2,377	$287

The Company also sub-leases portions of its office space in Lake Success, New York to certain portfolio companies. Amounts charged were as follows:

Portfolio Company	Three Months Ended March 31, 2019	Three Months Ended March 31, 2018
Newtek Merchant Solutions, LLC	$65	$49
Newtek Technology Solutions, Inc.	3	3
Small Business Lending, LLC	19	19
Newtek Insurance Agency, LLC	19	24
CDS Business Services, Inc.	13	16
PMTWorks Payroll, LLC	11	6
United Capital Source, LLC	—	20
Newtek Business Lending, LLC	2	—
Total	$132	$137

Amounts due from related parties were $3,596,000 and $3,232,000 at March 31, 2019 and December 31, 2018, respectively. Amounts due to related parties were $2,000 and $4,000 at March 31, 2019 and December 31, 2018, respectively.

Managerial Assistance Fees from Controlled Investments

The Company offers managerial assistance to all portfolio companies and currently provides managerial assistance to certain controlled portfolio companies. Amounts are charged based on estimates of time and effort spent by certain employees providing managerial services for certain controlled portfolio companies. Fees are recorded on a quarterly basis, are recurring in nature and are charged at an arm’s length basis. The table below

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 4 — TRANSACTIONS WITH AFFILIATED COMPANIES AND RELATED PARTY TRANSACTIONS: (cont.)

summarizes amounts charged to each controlled portfolio company for the three months ended March 31, 2019 and 2018, and are recorded as a credit to salaries and benefits in the condensed consolidated statements of operations.

Portfolio Company	Three Months Ended March 31, 2019	Three Months Ended March 31, 2018
Newtek Merchant Solutions, LLC	$105	$85
Newtek Technology Solutions, Inc.	113	159
PMTWorks Payroll, LLC	42	14
Newtek Insurance Agency, LLC	51	47
banc-serv Partners, LLC	41	54
Premier Payments LLC	—	32
CDS Business Services, Inc.	17	19
International Professional Marketing, Inc.	22	12
SIDCO, LLC	33	12
Mobil Money, LLC	27	—
Newtek Business Lending, LLC	17	—
Small Business Lending, LLC	109	93
Total	$577	$527

NOTE 5 — SERVICING ASSETS:

At March 31, 2019 and December 31, 2018, servicing assets are measured at fair value. The Company earns servicing fees from the guaranteed portions of SBA 7(a) loans it originates and sells.

The following table summarizes the fair value and valuation assumptions related to servicing assets at March 31, 2019 and December 31, 2018:

	March 31, 2019	December 31, 2018
Fair Value	$22,339	$21,360
Discount factor(1)	13.87%	14.24%
Cumulative prepayment rate	26.00%	26.00%
Average cumulative default rate	20.00%	20.00%

____________

(1)      Determined based on risk spreads and observable secondary market transactions.

Servicing fee income earned for the three months ended March 31, 2019 and 2018 was $2,428,000 and $2,065,000, respectively.

NOTE 6 — FAIR VALUE MEASUREMENTS:

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e., the “exit price”) in an orderly transaction between market participants at the measurement date. In determining fair value, management uses various valuation approaches, all of which have been approved by the Company’s Board. In accordance with GAAP, a fair value hierarchy for inputs is used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available.

The fair value hierarchy gives the highest priority (Level 1) to quoted prices in active markets for identical assets or liabilities and gives the lowest priority to unobservable inputs (Level 3). An asset or liability’s classification

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 6 — FAIR VALUE MEASUREMENTS: (cont.)

within the fair value hierarchy is based on the lowest level of significant input to its valuation. The levels of the fair value hierarchy are as follows:

Level 1

Quoted prices in active markets for identical assets or liabilities. Level 1 assets and liabilities include debt and equity securities and derivative contracts that are traded in an active exchange market, as well as certain U.S. Treasury, other U.S. Government and agency mortgage-backed debt securities that are highly liquid and are actively traded in over-the-counter markets.

Level 2

Observable inputs other than Level 1 prices, such as quoted prices for similar assets or liabilities, quoted prices in markets that are not active, or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities. Level 2 assets and liabilities include debt securities with quoted prices that are traded less frequently than exchange-traded instruments and derivative contracts whose value is determined using a pricing model with inputs that are observable in the market or can be derived principally from or corroborated by observable market data. This category generally includes certain U.S. Government and agency mortgage-backed debt securities, corporate debt securities, derivative contracts and residential mortgage loans held-for-sale.

Level 3

Unobservable inputs that are supported by little or no market activity and that are significant to the fair value of the assets or liabilities. Level 3 assets and liabilities include financial instruments whose value is determined using pricing models, discounted cash flow methodologies, or similar techniques, as well as instruments for which the determination of fair value requires significant management judgment or estimation. This category generally includes certain private equity investments, retained residual interests in securitizations, residential mortgage servicing rights, and highly structured or long-term derivative contracts.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an asset or a liability’s categorization within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The Company’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the asset or liability. The Company assesses the levels of assets and liabilities at each measurement date, and transfers between levels are recognized on the actual date of the event or change in circumstances that caused the transfers. There were no transfers among Level 1, 2 and 3 of the fair value hierarchy for assets and liabilities during the three months ended March 31, 2019 or 2018. The following section describes the valuation techniques used by the Company to measure different assets and liabilities at fair value and includes the level within the fair value hierarchy in which the assets and liabilities are categorized.

Level 1 investments are valued using quoted market prices. Level 2 investments are valued using market consensus prices that are corroborated by observable market data and quoted market prices for similar assets and liabilities. Level 3 investments are valued at fair value as determined in good faith by the Board, based on input of management, the audit committee and independent valuation firms that have been engaged at the direction of the Board to assist in the valuation of certain portfolio investments without a readily available market quotation at least once during a trailing twelve-month period under a valuation policy and a consistently applied valuation process.

When determining fair value of Level 3 debt and equity investments, the Company may take into account the following factors, where relevant: the enterprise value of a portfolio company, the nature and realizable value of any collateral, the portfolio company’s ability to make payments, its earnings and discounted cash flows, the markets in which the portfolio company does business, comparisons to publicly traded securities, changes in the interest rate environment and the credit markets generally that may affect the price at which similar investments may be made and other relevant factors. The primary methods for determining enterprise value include a discounted cash flow analysis and a multiple analysis whereby appropriate multiples are applied to the portfolio company’s EBITDA or

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 6 — FAIR VALUE MEASUREMENTS: (cont.)

revenue. The enterprise value analysis is performed to determine the value of equity investments and to determine if debt investments are credit impaired. If debt investments are credit impaired, the Company will use the enterprise value analysis or a liquidation basis analysis to determine fair value. For debt investments that are not determined to be credit impaired, the Company uses a market interest rate yield analysis to determine fair value.

In addition, for certain debt investments, the Company may base its valuation on quotes provided by an independent third party broker.

Due to the inherent uncertainty of determining the fair value of Level 3 investments that do not have a readily available market value, the fair value of the investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that may ultimately be received or settled. Further, such investments are generally subject to legal and other restrictions or otherwise are less liquid than publicly traded instruments. If the Company were required to liquidate a portfolio investment in a forced or liquidation sale, the Company may realize significantly less than the value at which such investment had previously been recorded.

The Company’s investments are subject to market risk. Market risk is the potential for changes in the value due to market changes. Market risk is directly impacted by the volatility and liquidity in the markets in which the investments are traded.

The following tables present fair value measurements of the Company’s assets and liabilities measured at fair value and indicates the fair value hierarchy of the valuation techniques utilized by the Company to determine such fair values as of March 31, 2019 and December 31, 2018:

	Fair Value Measurements at March 31, 2019
	Total	Level 1	Level 2	Level 3
Assets:
Investments in money market funds	$9	$9	$—	$—
SBA unguaranteed non-affiliate investments	366,769	—	—	366,769
SBA guaranteed non-affiliate investments	18,586	—	18,586	—
Controlled investments	171,294	—	—	171,294
Other real estate owned(1)	2,268	—	2,268	—
Non-control/affiliate investments	1,000	—	—	1,000
Servicing assets	22,339	—	—	22,339
Total assets	$582,265	$9	$20,854	$561,402
Liabilities:
Contingent consideration liabilities(2)	$1,779	$—	$—	$1,779

____________

(1)      Included in Other Assets on the Condensed Consolidated Statements of Assets and Liabilities

(2)      Included in Accounts Payable, Accrued Expenses and Other Liabilities on the Condensed Consolidated Statements of Assets and Liabilities

The change in unrealized appreciation (depreciation) included in the condensed consolidated statements of operations attributable to Level 3 investments held at March 31, 2019 includes $2,629,000 in unrealized appreciation on SBA unguaranteed non-affiliate investments, $1,947,000 in unrealized depreciation on controlled investments and $556,000 in unrealized depreciation on servicing assets.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 6 — FAIR VALUE MEASUREMENTS: (cont.)

	Fair Value Measurements at December 31, 2018
	Total	Level 1	Level 2	Level 3
Assets:
Investments in money market funds	$9	$9	$—	$—
SBA unguaranteed non-affiliate investments	349,402	—	—	349,402
SBA guaranteed non-affiliate investments	19,100	—	19,100	—
Controlled investments	171,585	—	—	171,585
Other real estate owned(1)	1,998	—	1,998	—
Non-control/Non-affiliate investments	1,000	—	—	1,000
Servicing assets	21,360	—	—	21,360
Total assets	$564,454	$9	$21,098	$543,347

Liabilities:
Contingent consideration liabilities(2)	$1,733	$—	$—	$1,733

____________

(1)      Included in Other Assets on the Condensed Consolidated Statements of Assets and Liabilities

(2)      Included in Accounts Payable, Accrued Expenses and Other Liabilities on the Condensed Consolidated Statements of Assets and Liabilities

The following table represents the changes in investments, servicing assets and liabilities measured at fair value using Level 3 inputs for the three months ended March 31, 2019 and 2018:

	Three Months Ended March 31, 2019
	SBA Unguaranteed Investments	Controlled Investments	Servicing Assets	Non-Control/Affiliate Investments	Contingent Consideration Liabilities(1)
Fair value, December 31, 2018	$349,402	$171,585	$21,360	$1,000	$1,733
Net change in unrealized appreciation (depreciation)	2,629	(1,947)	(556)	—	—
Realized loss	(402)	—	—	—	—
SBA unguaranteed non-affiliate investments, funded	24,241	—	—	—	—
Foreclosed real estate acquired	(514)	—	—	—	—
Purchase of investments	—	3,206	—	—	—
Change in fair value of contingent consideration liabilities	—	—	—	—	46
Net accretion of premium/discount	(2)	—	—	—	—
Return of investment	—	(500)	—	—	—
Principal payments received on debt investments	(8,585)	(1,050)	—	—	—
Additions to servicing assets	—	—	1,535	—	—
Fair value, March 31, 2019	$366,769	$171,294	$22,339	$1,000	$1,779

____________

(1)      Included in Accounts Payable, Accrued Expenses and Other Liabilities on the Condensed Consolidated Statements of Assets and Liabilities

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 6 — FAIR VALUE MEASUREMENTS: (cont.)

	Three Months Ended March 31, 2018
	SBA Unguaranteed Investments	Controlled Investments	Servicing Assets	Contingent Consideration Liabilities(1)
Fair value, December 31, 2017	$278,034	$153,156	$19,359	$913
Net change in unrealized appreciation (depreciation)	992	1,170	(579)	—
Realized loss	(394)	—	—	—
SBA unguaranteed non-affiliate investments, funded	21,387	—	—	—
Foreclosed real estate acquired	(478)	—	—	—
Purchase of investments	—	4,639	—	—
Net accretion of premium/discount	32	—	—	—
Change in fair value of contingent consideration liabilities	—	—	—	10
Principal payments received on debt investments	(8,635)	(1,523)	—	—
Additions to servicing assets	—	—	1,624	—
Fair value, March 31, 2018	$290,938	$157,442	$20,404	$923

____________

(1)      Included in Accounts Payable, Accrued Expenses and Other Liabilities on the Condensed Consolidated Statements of Assets and Liabilities

The following tables provide a summary of quantitative information about the Company’s Level 3 fair value measurements as of March 31, 2019 and December 31, 2018. In addition to the techniques and inputs noted in the table below, according to our valuation policy we may also use other valuation techniques and methodologies when determining our fair value measurements. The tables below are not intended to be all-inclusive, but rather provide information on the significant Level 3 inputs as they relate to the Company’s fair value measurements at March 31, 2019 and December 31, 2018.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 6 — FAIR VALUE MEASUREMENTS: (cont.)

	Fair Value as of March 31, 2019	Valuation Techniques	Unobservable Input	Weighted Average	Range
					Minimum	Maximum
Assets:
SBA unguaranteed non-affiliate investments – performing loans	$344,458	Discounted cash flow	Market yields	5.80%	5.80%	5.80%
SBA unguaranteed non-affiliate investments – non-performing loans	$22,311	Discounted cash flow	Market yields	6.36%	6.36%	6.36%
Controlled equity investments(A)	$157,269	Market comparable companies	EBITDA multiples(B)	7.9x	4.50x	8.80x
		Market comparable companies	Revenue multiples(B)	1.0x	0.15x	2.25x
		Discounted cash flow	Weighted average cost of capital(B)	13.03%	11.20%	43.90%
Controlled debt investments	$14,025	Discounted cash flow	Market yields	6.60%	4.99%	10.00%
Non-control/affiliate investments	$1,000	Liquidation value	Asset value	N/A	N/A	N/A
Servicing assets	$22,339	Discounted cash flow	Market yields	13.87%	13.87%	13.87%
Liabilities:
Contingent consideration liabilities	$1,779	Discounted cash flow	Projected EBITDA and net residual income and probability of achievement	N/A	N/A	N/A

____________

(A)     In determining the fair value of the Company’s controlled equity investments as of March 31, 2019, the proportion of the market comparable companies valuation technique and the discounted cash flow valuation technique were 42.8% and 57.2%, respectively, on a weighted average basis.

(B)     The Company valued $136,265,000 of investments using generally, an equal weighting of EBITDA and revenue multiples in the overall valuation approach which included the use of market comparable companies. The Company valued $20,991,000 of investments using only discounted cash flows.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 6 — FAIR VALUE MEASUREMENTS: (cont.)

	Fair Value as of December 31, 2018	Valuation Techniques	Unobservable Input	Weighted Average	Range
					Minimum	Maximum
Assets:
SBA unguaranteed non-affiliate investments – performing loans	$329,340	Discounted cash flow	Market yields	6.40%	6.40%	6.40%
SBA unguaranteed non-affiliate investments – non-performing loans	$20,062	Discounted cash flow	Market yields	7.89%	7.89%	7.89%
Controlled equity investments(A)	$157,810	Market comparable companies	EBITDA multiples(B)	8.83x	3.97x	10.00x
		Market comparable companies	Revenue multiples(B)	1.05x	0.15x	2.73x
		Discounted cash flow	Weighted average cost of capital(B)	13.46%	11.84%	40.00%
Controlled debt investments	$13,775	Discounted cash flow	Market yields	6.34%	4.84%	10.00%
Non-control/affiliate investments	$1,000	Liquidation value	Asset value	N/A	N/A	N/A
Servicing assets	$21,360	Discounted cash flow	Market yields	14.24%	14.24%	14.24%
Liabilities:
Contingent consideration liabilities	$1,733	Discounted cash flow	Projected EBITDA and probability of achievement	N/A	N/A	N/A

____________

(A)     In determining the fair value of the Company’s controlled equity investments as of December 31, 2018, the proportion of the market comparable companies valuation technique and the discounted cash flow valuation technique were 43.8% and 56.2%, respectively, on a weighted average basis.

(B)     The Company valued $138,085,000 of investments using an equal weighting of EBITDA and revenue multiples in the overall valuation approach which included the use of market comparable companies. The Company valued $19,725,000 of investments using only discounted cash flows.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 7 — BORROWINGS:

At March 31, 2019 and December 31, 2018, the Company had borrowings comprised of the following:

	March 31, 2019			December 31, 2018
	Commitments	Borrowings Outstanding	Weighted Average Interest Rate	Commitments	Borrowings Outstanding	Weighted Average Interest Rate
Capital One line of credit – guaranteed(1)	$100,000	$34,600	4.75%	$100,000	$34,700	4.75%
Capital One line of credit – unguaranteed(1)	—	29,900	5.75%	—	—	—%
Notes due 2022	8,324	8,039	7.50%	8,324	8,019	7.50%
Notes due 2023	57,500	55,681	6.25%	57,500	55,564	6.25%
Notes payable – related parties	50,000	25,890	4.99%	50,000	16,840	4.84%
Notes payable – Securitization Trusts	201,859	198,592	4.82%	220,137	216,507	4.66%
Total	$417,683	$352,702	5.20%	$435,961	$331,630	5.02%

____________

(1)      Total combined commitments of the guaranteed and unguaranteed lines of credit were $100,000,000 at March 31, 2019 and December 31, 2018.

As of March 31, 2019, our asset coverage was 182%.

Outstanding borrowings under the 2022 Notes, 2023 Notes and Notes payable - Securitization Trusts consisted of the following:

	March 31, 2019			December 31, 2018
	Notes Due 2022	Notes Due 2023	Notes Payable – Securitization Trusts	Notes Due 2022	Notes Due 2023	Notes Payable – Securitization Trusts
Principal balance	$8,324	$57,500	$201,859	$8,324	$57,500	$220,137
Unamortized deferred financing costs	(285)	(1,819)	(3,266)	(305)	(1,936)	(3,630)
Net carrying amount	$8,039	$55,681	$198,592	$8,019	$55,564	$216,507

At March 31, 2019 and December 31, 2018, the carrying amount of the Company’s borrowings under the Capital One lines of credit, Notes payable — related parties and Notes payable - Securitization Trusts, approximates fair value due to their variable interest rates.

The fair values of the fixed rate 2022 Notes and 2023 Notes are based on the closing public share price on the date of measurement. On March 31, 2019, the closing price of the 2022 Notes was $26.22 per note, or $8,730,000. On March 31, 2019, the closing price of the 2023 Notes was $25.45 per note, or $58,535,000. These borrowings are not recorded at fair value on a recurring basis.

Total interest expense including unused line fees and amortization of deferred financing costs related to borrowings for the three months ended March 31, 2019 and 2018 was $4,730,000 and $3,507,000, respectively.

Notes Due 2023

On February 21, 2018, the Company closed a public offering of $50,000,000 in aggregate principal amount of its 2023 Notes. The 2023 Notes will mature on March 1, 2023 and may be redeemed in whole or in part at any time or from time to time at Newtek’s option on or after March 1, 2020. The 2023 Notes bear interest at a rate of 6.25% per year payable quarterly on March 1, June 1, September 1 and December 1, of each year, beginning June 1, 2018. In February 2018, the underwriters exercised their option to purchase an additional $7,500,000 in aggregate

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 7 — BORROWINGS: (cont.)

principal amount of the 2023 Notes. Total net proceeds received after deducting underwriters’ discount and expenses was $55,176,000. The 2023 Notes are listed on the Nasdaq Global Market under the trading symbol “NEWTI”. A portion of the proceeds were used to redeem the outstanding 2021 Notes. As a result of the redemption of the 2021 Notes, the Company recorded a $1,059,000 loss on extinguishment of debt during the three months ended March 31, 2018, equivalent to the balance of unamortized deferred financing costs as of the Redemption Date.

NOTE 8 — COMMITMENTS AND CONTINGENCIES:

Legal Matters

In the ordinary course of business, the Company and its wholly owned portfolio companies may from time to time be party to lawsuits and claims. The Company evaluates such matters on a case by case basis and its policy is to contest vigorously any claims it believes are without compelling merit. The Company is not currently involved in any litigation matters that are expected to have a material impact on the Company’s financial condition.

On October 13, 2017, the Company announced that its portfolio company, BSP, was served with a search warrant by the Federal Bureau of Investigation on October 12, 2017 at BSP’s offices in Westfield, Indiana. The Company closed on its $5,400,000 investment in BSP in June 2016. On March 22, 2019, the Company learned that five former employees of BSP were taken into custody in connection with the previously disclosed federal investigation of what the Company believes to be pre-acquisition conduct of certain former BSP employees. As of December 31, 2018, the fair valuation of BSP was zero and presently, BSP has no employees. While the outcome of this situation cannot at this time be predicted with certainty, the Company does not expect that the matter will materially affect the Company’s financial condition or results of operations.

As a result of a prior litigation with the Federal Trade Commission (the “FTC”), NMS voluntarily entered into, and is presently operating under, a Permanent Injunction with respect to certain of its business practices.

Guarantees

The Company is a guarantor on the Sterling Receivable and Inventory Facility at NBCS. Maximum borrowings under the Sterling Receivable and Inventory Facility are $22,500,000. The Sterling Receivable and Inventory Facility matures in February 2020 and automatically renews annually. At March 31, 2019, total principal owed by NBCS was $19,097,000. In addition, the Company deposited $750,000 to collateralize the guarantee. At March 31, 2019, the Company determined that it is not probable that payments would be required to be made under the guarantee.

The Company is also a guarantor on the Sterling 504 Facility at NBCS. Maximum borrowings under the Sterling 504 Facility are $35,000,000, depending upon syndication. The Sterling 504 Facility matured on April 30, 2019. NBCS had zero principal outstanding on the line at that time and is currently discussing termination of the line. At March 31, 2019, total principal owed by NBCS was $4,252,000. At March 31, 2019, the Company determined that it is not probable that payments would be required to be made under the guarantee.

The Company is a guarantor on the NBL Facility. Maximum borrowings under the NBL Facility are $75,000,000 with an accordion feature to increase maximum borrowings to $150,000,000. The NBL Facility matures in July 2021. At March 31, 2019, total principal owed by NBL was $13,813,000. At March 31, 2019, the Company determined that it is not probable that payments would be required to be made under the guarantee.

The Company is a guarantor on the Webster Facility, a term loan facility between NMS with Webster Bank with an aggregate principal amount up to $50,000,000. The Webster Facility matures in November 2023. At March 31, 2019, total principal outstanding was $35,000,000. At March 31, 2019, the Company determined that it is not probable that payments would be required to be made under the guarantee.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 8 — COMMITMENTS AND CONTINGENCIES: (cont.)

Unfunded Commitments

At March 31, 2019, the Company had $6,413,000 of unfunded commitments in connection with its SBA 7(a) non-affiliate investments related to portions of loans originated which are partially funded. The Company will fund these commitments from the same sources it uses to fund its other investment commitments.

NOTE 9 — FINANCIAL HIGHLIGHTS:

The financial highlights for the Company are as follows:

Per share data(1)	Three Months Ended March 31, 2019	Three Months Ended March 31, 2018
Net asset value at beginning of period	$15.19	$15.08
Net investment loss	(0.05)	(0.15)
Net realized gain on investments	0.49	0.54
Net unrealized appreciation on investments	0.04	0.10
Net unrealized depreciation on servicing assets	(0.03)	(0.03)
Change in deferred taxes	0.03	(0.02)
Net increase in net assets resulting from operations	0.48	0.44
Distributions to common stockholders	(0.40)	(0.40)
Stock-based compensation expense	0.01	—
Accretive effect of stock offerings (issuing shares above NAV per share)	0.03	—
Dilutive effect of restricted stock awards	(0.01)	(0.08)
Other(5)	0.01	0.01
Net asset value at end of period	$15.31	$15.05
Per share market value at end of period	$19.64	$18.07
Total return based on market value(3)(6)	10.32%	(0.11)%
Total return based on average net asset value(3)(4)(6)	3.42%	2.45%
Shares outstanding at end of period (in thousands)	19,073	18,561

Ratios/Supplemental Data:
Net assets at end of period	$292,006	$279,272
Ratio of expenses to average net assets(2)	20.36%	19.86%
Ratio of net investment loss to average net assets(2)	(1.36)%	(3.98)%
Portfolio turnover	25.58%	26.25%
Average debt outstanding	$347,787	$238,536
Average debt outstanding per share	$18.23	$12.85
Asset coverage ratio(7)	182%	209%

____________

(1)      Based on actual number of shares outstanding at the end of the corresponding period or the weighted average shares outstanding for the period, unless otherwise noted, as appropriate.

(2)      Annualized for the three months ended March 31, 2019.

(3)      Assumes dividends are reinvested.

(4)      Total return based on average net asset value was calculated using the sum of ending net asset value plus dividends to stockholders during the period, divided by the beginning net asset value.

(5)      Includes the impact of the different share amounts as a result of calculating certain per share data based on weighted average shares outstanding during the period and certain per share data based on shares outstanding as of a period end or transaction date.

(6)      Not annualized.

(7)      Calculated based on $358,073,000 and $256,065,000 of senior securities outstanding at March 31, 2019 and December 31, 2018, respectively.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 10 — STOCK BASED COMPENSATION:

Stock Plan

The Company accounts for its stock-based compensation plan using the fair value method, as prescribed by ASC 718, Compensation — Stock Compensation. Accordingly, for restricted stock awards, the Company measured the grant date fair value based upon the market price of its common stock on the date of the grant and amortizes the fair value of the awards as stock-based compensation expense over the requisite service period, which is generally the vesting term.

The Board approves the issuance of shares of restricted stock to employees and directors pursuant to the Equity Incentive Plan. These shares generally vest over a one to three year period from the grant date. The fair value is expensed over the service period, starting on the grant date. The following table summarizes the restricted stock issuances under the Equity Incentive Plan, net of shares forfeited, if any, and the remaining shares of restricted stock available for issuance as of March 31, 2019.

Restricted Stock authorized under the plan(1)	1,500,000
Less net restricted stock granted during:
Year ended December 31, 2016	(120,933)
Year ended December 31, 2017	(5,007)
Year ended December 31, 2018	(93,568)
Quarter ended March 31, 2019	(5,277)
Restricted stock available for issuance as of March 31, 2019	1,275,215

____________

(1)      A maximum of 20% of total shares of common stock issued and outstanding, calculated on a fully diluted basis, not to exceed 3,000,000 shares, are available for awards of restricted stock and stock options under the Equity Incentive Plan. No more than 50% of the shares of stock reserved for the grant of awards under the Equity Incentive Plan may be restricted stock awards at any time during the term of the Equity Incentive Plan. No stock options have been granted under the Equity Incentive Plan.

For the three months ended March 31, 2019 and 2018 the Company recognized total stock-based compensation expense of $160,000 and $65,000, respectively.

As of March 31, 2019, there was $1,176,000 of total unrecognized compensation expense related to unvested restricted shares. This compensation expense is expected to be recognized over a remaining weighted-average period of approximately 2.18 years as of March 31, 2019.

NOTE 11 — COMMON STOCK:

ATM Program

On March 20, 2017, the Company entered into an ATM equity distribution agreement. The ATM equity distribution agreement provided that the Company may offer and sell up to 2,900,000 shares of common stock from time to time through the Placement Agents. On September 6, 2017, the Company entered into an amended ATM equity distribution agreement for the purpose of adding D.A. Davidson as placement agent. On August 31, 2018, the Company entered into a Second Amended and Restated ATM Equity Distribution Agreement which increased the maximum number of shares that the Company may offer and sell up to 4,400,000 shares of common stock from time to time through the Placement Agents.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 11 — COMMON STOCK: (cont.)

The following table summarizes the total shares sold and net proceeds received under the ATM equity distribution agreement:

	Three Months Ended March 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017
Shares sold	134,658	291,232	1,139,181
Weighted average price per share	$18.89	$19.14	$17.58
Net proceeds	$2,454	$5,196	$19,620

As of March 31, 2019, there were 2,834,929 shares of common stock available for sale under the ATM Equity Distribution Agreement.

The Company used the net proceeds for funding investments in debt and equity securities in accordance with its investment objective and strategies.

NOTE 12 — EARNINGS PER SHARE:

The following table summarizes the calculations for the net increase in net assets resulting from operations per common share for the three months ended March 31, 2019 and 2018:

	Three Months Ended March 31, 2019	Three Months Ended March 31, 2018
Net increase in net assets resulting from operations	$9,083	$8,112
Weighted average shares outstanding	19,003	18,495
Net increase in net assets resulting from operations per common share	$0.48	$0.44

NOTE 13 — LEASES:

Under ASC 842, operating lease expense is generally recognized on a straight-line basis over the term of the lease. The Company has entered into operating lease agreements for office space with remaining contractual terms up to 8 years, some of which include renewal options extend the leases for up to 10 years. These renewal options are not considered in the remaining lease term unless it is reasonably certain the Company will exercise such options. The operating lease agreements do not contain any material residual value guarantees or material restrictive covenants.

As the rate implicit in the leases is generally not readily determinable for our operating leases, the discount rates used to determine the present value of our lease liability are based on our incremental borrowing rate at the lease commencement date and commensurate with the remaining lease term. Our incremental borrowing rate for a lease is the rate of interest we would have to pay to borrow on a collateralized basis over a similar term an amount equal to the lease payments in a similar economic environment. Leases with an initial term of 12 months or less are not recorded on the balance sheet.

Total lease costs for the three months ended March 31, 2019 were $218,000 and are included in other general and administrative costs on the condensed consolidated statements of operations.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 13 — LEASES: (cont.)

The following table summarizes supplemental cash flow information related to our operating leases and the weighted average remaining lease term and discount rate of our leases:

Three Months Ended March 31, 2019
Cash paid for amounts included in the measurement of lease liabilities (operating cash flows)	$361
Weighted-average remaining lease term – operating leases	7.71 years
Weighted-average discount rate – operating leases	4.76%

The following table represents the maturity of the Company’s operating lease liabilities as of March 31, 2019:

Maturity of Lease Liabilities
2019	$1,248
2020	1,646
2021	1,555
2022	1,576
2023	1,619
Thereafter	5,332
Total future minimum lease payments	$12,976
Less: Imputed interest	$(2,201)
Present value of future minimum lease payments	$10,775

Minimum future rental payments required under operating leases in effect as of December 31, 2018 are as follows:

Year
2019	$1,826
2020	1,593
2021	1,494
2022	1,506
2023	1,549
Thereafter	5,343
Total	$13,312

NOTE 14 — DIVIDENDS AND DISTRIBUTIONS:

The Company’s dividends and distributions are recorded on the declaration date. The following table summarizes the Company’s dividend declarations and distributions during the three months ended March 31, 2019 and 2018.

Date Declared	Record Date	Payment Date	Amount Per Share	Cash Distribution	DRIP Shares Issued	DRIP Shares Value
Three months ended March 31, 2019
February 15, 2019	March 15, 2019	March 29, 2019	$0.40	$7,355	12	$220
Three months ended March 31, 2018
January 18, 2018	March 20, 2018	March 30, 2018	$0.40	$7,202	10	$168

During the three months ended March 31, 2019 and 2018, an additional 2,500 and 2,700 shares valued at $47,000 and $47,000, respectively, were issued related to dividends from unvested restricted stock awards.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 15 — SUPPLEMENTAL FINANCIAL DATA:

Summarized Financial Information of Our Unconsolidated Subsidiaries

The Company holds a controlling interest, as defined by the 1940 Act in portfolio companies that are not consolidated in the Company’s condensed consolidated financial statements. Below is a brief description of a portfolio company that is required to have supplemental disclosure incorporated in our financial statements in accordance with Regulation S-X section 4-08(g), along with summarized financial information.

Newtek Merchant Solutions, LLC

NMS markets credit and debit card processing services, check approval services and ancillary processing equipment and software to merchants who accept credit cards, debit cards, checks and other non-cash forms of payment.

The summarized financial information of our unconsolidated subsidiary is as follows:

Balance Sheets – Newtek Merchant Solutions, LLC	As of March 31, 2019	As of December 31, 2018
Current assets	$8,573	$16,044
Noncurrent assets	43,690	35,949
Total assets	$52,263	$51,993
Current liabilities	4,757	7,471
Noncurrent liabilities	34,316	31,660
Total liabilities	$39,073	$39,131
Total member’s equity	$13,190	$12,862
Statements of Income – Newtek Merchant Solutions, LLC	Three Months Ended March 31, 2019	Three Months Ended March 31, 2018
Revenue	$31,136	$28,556
Expenses	27,603	25,977
Income from operations	$3,533	$2,579
Interest (expense) income, net	(273)	(534)
Income before tax	$3,260	$2,045

The Company recorded the following related to its investment in NMS:

	Three Months Ended March 31, 2019	Three Months Ended March 31, 2018
Dividend income	$2,900	$1,750
Unrealized appreciation	$—	$5,000

NOTE 16 — SUBSEQUENT EVENTS:

Common Stock

From April 1, 2019 through May 3, 2019 the Company sold 37,604 shares of its common stock at a weighted average price of $20.79 per share under the ATM Equity Distribution Agreement. Proceeds, net of offering costs and expenses were $782,000. As of May 3, 2019, there were 2,797,325 shares of common stock available for sale under the ATM Equity Distribution Agreement.

Newtek Business Services Corp. and Subsidiaries

Schedule of Investments In and Advances to Affiliates

Three Months Ended March 31, 2019

Portfolio Company	Type of Investment(1)	Amount of Realized Gain (Loss)	Amount of Unrealized Appreciation (Depreciation)	Amount of Interest or Dividends Credited to Income(3)	Fair Value at December 31, 2018	Gross Additions(4)	Gross Reductions(5)	Fair Value at March 31, 2019
Advanced Cyber Security Systems, LLC	50% Membership Interest(2)	$—	$—	$—	$—	$—	$—	$—
	Term Loan (3%)(2)	—	—	—	—	—	—	—
Automated Merchant Services, Inc.	100% Common Stock(2)	—	—	—	—	—	—	—
CDS Business Services, Inc.	100% Common Stock(2)	—	—	—	5,000	—	—	5,000
	Line of Credit (Prime + 2.5%)(6)	—	—	100	5,000	—	—	5,000
	Term Loan (10%)			25	1,000	—	(475)	525
Newtek Technology Solutions, Inc.	100% Common Stock(2)	—	(1,500)	85	8,500	—	(1,500)	7,000
	Line of Credit (LIBOR + 2.5%)	—	—	—	6,800	400	—	7,200
Newtek Insurance Agency, LLC	100% Membership Interest(2)	—	—	—	2,215	—	—	2,215
PMTWorks Payroll, LLC	100% Membership Interest(2)	—	(185)	—	—	185	(185)	—
	Term Loans (10% – 12%)(2)	—	—	—	—	—	—	—
Small Business Lending, LLC	100% Membership Interest(2)	—	300	—	3,300	648	—	3,948
banc-serv Partners, LLC	100% Membership Interest(2)	—	(242)	—	—	242	(242)	—
International Professional Marketing, Inc.	100% Common Stock(2)	—	—	—	3,300	—	—	3,300
	Line of Credit (Prime + 0.5%)(6)	—	—	5	800	—	(500)	300
SIDCO, LLC	100% Membership Interest	—	(320)	150	7,820	—	(320)	7,500
	Line of Credit (Prime + 0.5%)(6)	—	—	2	175	—	(75)	100
Newtek Merchant Solutions, LLC	100% Membership Interest	—	—	2,900	116,250	—	—	116,250
Titanium Asset Management, LLC	100% Membership Interest(2)	—	—	—	—	—	—	—
	Term Loans (10%)(2)	—	—	—	—	900	—	900
Newtek Business Lending, LLC	100% Membership Interest	—	—	—	8,445	1,118	(500)	9,063
Newtek Conventional Lending, LLC	50% Membership Interest	—	—	—	—	13	—	13

Newtek Business Services Corp. and Subsidiaries

Schedule of Investments In and Advances to Affiliates

Three Months Ended March 31, 2019

Portfolio Company	Type of Investment(1)	Amount of Realized Gain (Loss)	Amount of Unrealized Appreciation (Depreciation)	Amount of Interest or Dividends Credited to Income(3)	Fair Value at December 31, 2018	Gross Additions(4)	Gross Reductions(5)	Fair Value at March 31, 2019
Mobil Money, LLC	100% Membership Interest	—	—	100	2,980	—	—	2,980
Excel WebSolutions LLC	Term Loans (10%)(2)	—	—	—	—	—	—	—
	50% Membership Interest(2)	—	—	—	—	—	—	—
Total Controlled Investments		$—	$(1,947)	$3,367	$171,585	$3,506	$(3,797)	$171,294
Non-Control/Affiliate Investments
EMCAP Loan Holdings, LLC	6.04% Membership Interest	$—	$—	$31	$1,000	$—	$—	$1,000
Total Affiliate Investments		$—	$(1,947)	$3,398	$172,585	$3,506	$(3,797)	$172,294

This schedule should be read in connection with the Company’s Condensed Consolidated Financial Statements, including the Consolidated Schedule of Investments and Notes to the Condensed Consolidated Financial Statements.

____________

(1)      The principal amount and ownership detail as shown in the Company’s Consolidated Schedule of Investments.

(2)      Represents non-income producing security.

(3)      Represents the total amount of interest, fees or dividends credited to income for the period.

(4)      Gross additions include increases in the cost basis of investments resulting from new portfolio investments, follow-on investments and the exchange of one or more existing securities for one or more new securities. Gross additions also include net increases in unrealized appreciation or net decreases in unrealized depreciation.

(5)      Gross reductions include decreases in the cost basis of investments resulting from principal payments or sales and exchanges of one or more existing securities for one or more new securities. Gross reductions also include net increases in unrealized depreciation or net decreases in unrealized appreciation.

(6)      Index based floating rate debt investments bear interest at rate of Prime plus a contractual spread which typically resets monthly. At March 31, 2019, the Prime rate was 5.5%.

$300,000,000

Common Stock
Preferred Stock
Subscription Rights
Warrants
Debt Securities

NEWTEK BUSINESS SERVICES CORP.

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PROSPECTUS
             , 2019

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Up to 3,000,000 Shares

Common Stock

Newtek Business Services Corp.

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PROSPECTUS SUPPLEMENT

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The date of this prospectus supplement is July 10, 2019

Compass Point	JMP Securities	Keefe, Bruyette & Woods
A Stifel Company
Ladenburg Thalmann		Raymond James